UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

________

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: May 31, 2023

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

May 31, 2023

ANNUAL REPORT

SEI Institutional Investments Trust

❯	Large Cap Fund

❯	Large Cap Disciplined Equity Fund

❯	Large Cap Index Fund

❯	S&P 500 Index Fund

❯	Extended Market Index Fund

❯	Small Cap Fund

❯	Small Cap II Fund

❯	Small/Mid Cap Equity Fund

❯	U.S. Equity Factor Allocation Fund

❯	U.S. Managed Volatility Fund

❯	Global Managed Volatility Fund

❯	World Equity Ex-US Fund

❯	Screened World Equity Ex-US Fund

❯	World Select Equity Fund

❯	Emerging Markets Equity Fund

❯	Opportunistic Income Fund

❯	Core Fixed Income Fund

❯	High Yield Bond Fund

❯	Long Duration Fund

❯	Long Duration Credit Fund

❯	Ultra Short Duration Bond Fund

❯	Emerging Markets Debt Fund

❯	Real Return Fund

❯	Limited Duration Bond Fund

❯	Intermediate Duration Credit Fund

❯	Dynamic Asset Allocation Fund

❯	Multi-Asset Real Return Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	7
Schedules of Investments/Consolidated Schedules of Investments	58
Glossary	482
Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities	484
Statements of Operations/Consolidated Statements of Operations	490
Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets	496
Consolidated Statement of Cash Flows	504
Financial Highlights/Consolidated Financial Highlights	505
Notes to Financial Statements/Notes to Consolidated Financial Statements	510
Report of Independent Registered Public Accounting Firm	550
Trustees and Officers of the Trust	551
Disclosure of Fund Expenses	554
Review of Liquidity Risk Management Program	556
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements	557
Notice to Shareholders	563

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at https://www.sec.gov.

LETTER TO SHAREHOLDERS

May 31, 2023 (Unaudited)

To Our Shareholders:

All eyes (and ears) were on the U.S. Federal Reserve (Fed) during the 12-month reporting period ending May 31, 2023. Later in the period, investors’ attention turned to the politically charged U.S. debt-ceiling standoff, as well as a crisis in the banking sector.

The U.S. equity market gyrated as the Fed began and then maintained its interest rate-hiking cycle in an effort to tame rising inflation. Headline inflation, as measured by the U.S. consumer-price index (CPI), peaked at a year-over-year rate of 9.1% in June 2022, before decelerating to 4.9% by April 2023–the smallest annual increase in two years–as energy prices declined. However, core inflation, as represented by the CPI for all items less food and energy, moderated at a relatively slower pace than that of the CPI, rising 5.5% year-over-year in April, down from an annual rate of 6.6% in September 2022 - the largest 12-month increase in 40 years. As inflationary pressures persisted, the Fed raised the federal funds rate seven times by an aggregate of 425 basis points (4.25%) over the reporting period to a range of 5.00% to 5.25%. However, the central bank slowed the pace of its 0.75% increases following its meeting in December 2022, raising the federal-funds rate by 0.50%, followed by 0.25% rate hikes in February, March, and May 2023.

In its announcement of the 0.25% increase in its benchmark interest rate in May, the Federal Open Market Committee (FOMC) commented, “We will closely monitor incoming information and assess the implications for monetary policy. In determining the extent to which additional policy firming may be appropriate to return inflation to 2 percent over time, the Committee will take into account the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments.” According to the minutes from the FOMC’s meeting in May, "Participants generally expressed uncertainty about how much more policy tightening may be appropriate." While some investors believe that the Fed was preparing to pause its rate-hiking cycle, the FOMC's meeting minutes stressed that "[m]any participants focused on the need to retain optionality," leaving the door open for further rate hikes.

In early March 2023, the financial markets’ focus turned to the banking sector as two U.S.-based regional banks–Silicon Valley Bank (SVB) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (FDIC) was appointed as receiver to SVB after the California Department of Financial Protection and Innovation– which oversees the operations of state-licensed financial institutions, including banks and credit unions–closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank increased tremendously over the past few years and poor liquidity management of these assets appears to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators in mid-March, were closely aligned with the highly speculative cryptocurrency industry. In early May, U.S. regulators took control of California-based First Republic Bank. The California Department of Financial Protection and Innovation issued a statement announcing that it had taken over the bank and appointed the FDIC as receiver. The FDIC subsequently accepted J.P. Morgan Chase Bank’s bid “to assume all deposits, including all uninsured deposits, and substantially all assets of First Republic Bank."

During a news conference toward the end of the reporting period, Fed Chair Jerome Powell stated that the problems in the banking sector may eliminate the need for the central bank to maintain its interest rate-hiking cycle. He commented, “The risks of doing too much versus doing too little are becoming more balanced.” However, Powell cautioned that “failure to get inflation down would not only prolong the pain but also increase, ultimately, the social costs of getting back price stability, causing even greater harm for families and businesses.”

The administration of President Joe Biden and the Republican Party majority in the U.S. House of Representatives engaged in a heated debate about raising the U.S. government’s $31.4 trillion debt ceiling. The debt ceiling comprises the total amount of money that the U.S. government is authorized to borrow to meet its existing legal obligations, including Social Security and Medicare benefits, military salaries, interest on the national debt, tax refunds, and other payments. U.S. Treasury Secretary Janet Yellen had warned that the U.S. would no longer be able to meet its financial obligations as of early June. After numerous one-on-one discussions, Biden and Kevin McCarthy, who had been elected Speaker of the House of Representatives after the Republicans secured a majority

SEI Institutional Investments Trust

LETTER TO SHAREHOLDERS (Continued)

May 31, 2023 (Unaudited)

in the lower house of Congress following the national election in November 2022, reached an agreement on the debt ceiling during the last week of May. Both the U.S. House of Representatives and the Senate passed the legislation–the Fiscal Responsibility Act–by wide margins, with strong support from Republicans and Democrats. The bill suspends the debt ceiling through January 1, 2025, maintains non-military spending close to current levels for the 2024 fiscal year, which begins in October, and implements a 1% cap on increases in non-military spending for the 2025 fiscal year. The fast-track approval of the legislation enabled the government to avoid a potential default on its debt. Following the vote in the Senate, Biden said, “No one gets everything they want in a negotiation, but make no mistake: This bipartisan agreement is a big win for our economy and the American people.”

Geopolitical Events

The ongoing Russia-Ukraine war dominated the geopolitical news during the reporting period. Ukraine’s president, Volodymyr Zelenskyy, traveled to Washington, D.C., to address a joint session of the U.S. Congress in late December 2022 in an effort to secure additional financial aid from the U.S. and its allies. President Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $45 billion in additional financial assistance to Ukraine. In February 2023, nearly a year after the conflict began, President Biden made an unannounced trip to Ukraine to meet with President Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. In March, President Xi Jinping of China met with Russian President Vladimir Putin in Moscow to discuss China’s proposal to end the conflict with Ukraine. The Biden administration criticized the plan as “the ratification of Russian conquest” as it proposed a ceasefire that would recognize Russia’s right to occupy territory in Ukraine and provide Putin with time to bolster the nation’s military forces.

Toward the end of the reporting period, the Wagner Group, a Russian paramilitary organization, began to retreat from the city of Bakhmut, Ukraine, in late May. The mercenaries were scheduled to complete their retreat by the beginning of June, and would be replaced by regular Russian troops. The Wagner Group had been fighting in Bakhmut since the summer of 2022. The withdrawal from the city occurred after the group’s leader, Yevgeny Prigozhin, claimed that Russian Defense Minister Sergei Shoigu and Valery Gerasimov, Chief of the General Staff, had intentionally withheld ammunition from Wagner Group fighters.

Liz Truss was elected U.K. Prime Minister in September 2022, but served just seven weeks before resigning. The disastrous reaction to her fiscal program sent gilt and sterling markets reeling, collapsing her support within the Conservative Party. Her departure cleared the way for Rishi Sunak to ascend as the Conservative Party leader and Prime Minister. Sunak’s administration was plagued by public-sector employee strikes and other job actions since late 2022, as pay increases have not kept up with the U.K.’s inflation rate, which stood at 7.8% year-over-year in April. In the spring of 2023, however, the labor tensions appeared to be easing. The GMB union, which represent National Health Service (NHS) workers, announced that its members voted to accept the U.K. government’s offer to resolve a labor dispute following five months of contentious negotiations and strikes.

Geopolitical tensions rose in the Asia-Pacific region toward the end of the reporting period in late May 2023. North Korea notified the International Maritime Organization, the United Nations’ specialized agency with responsibility for the security of shipping and the prevention of marine and atmospheric pollution by ships, of its intention to launch its first military reconnaissance satellite between May 31 and June 11. Japan’s Ministry of Defense subsequently announced that it had placed its ballistic missile defenses on alert and vowed to shoot down any North Korean missile or debris if it entered Japan’s territory. A reconnaissance satellite would enhance North Korea’s capability to carry out a preemptive military strike and monitor potential incoming threats from the U.S. and South Korea. Japan, the U.S. and South Korea issued a joint statement warning that, if North Korea proceeds with the satellite launch, “there will be a stern, unified response from the international community.”

Economic Performance

U.S. inflation, as measured by the consumer-price index (CPI), peaked at an annual rate of 9.1% in June 2022, the largest year-over-year increase since December 1981, and then showed signs of cooling in the second half of the reporting period. The CPI posted a slightly lower-than-expected year-over-year gain of 4.9% in April 2023—the smallest annual increase since April 2021. Core inflation, as measured by the CPI for all items less food and energy, was up 5.5% over the previous 12 months—down marginally from the 5.6% annual rise in March. According to the

SEI Institutional Investments Trust

LETTER TO SHAREHOLDERS (Continued)

May 31, 2023 (Unaudited)

Department of Commerce, the personal-consumption-expenditures (PCE) price index rose 4.4% over the 12-month period ending in April 2023, fueling speculation over the possibility of further Fed rate hikes to combat inflation. Food prices rose 6.9% year-over-year, while energy prices fell 6.3% during the same period. The PCE price index is the Fed’s preferred gauge of inflation, as it tracks the change in prices paid by or on behalf of consumers for a more comprehensive set of goods and services than that of the CPI.

The Department of Commerce also reported that U.S. gross domestic product (GDP) expanded at an annualized rate of 1.3% in the first quarter of 2023, down from the 2.6% rise in the fourth quarter of 2022. The largest increases for the first quarter of the year included consumer spending, exports, and federal government spending. These gains offset reductions in private inventory investment (a measure of the changes in values of inventories from one time period to the next) and residential fixed investment (purchases of private residential structures and residential equipment that property owners use for rentals). The government attributed the slower GDP growth rate relative to the fourth quarter of 2022 to a downturn in private inventory investment and a decline in nonresidential fixed investment (purchases of both nonresidential structures and equipment and software).

According to the Department of Labor, U.S. payrolls expanded by a monthly average of 339,000 over the reporting period, and the unemployment rate remained in a narrow range, ticking up from 3.6% to 3.7%. The labor-force participation rate (the percentage of the U.S. population that is either working or actively looking for work) ended the period at 62.6%, edging up from 62.3% in May 2022. Average hourly earnings rose 4.3% over the 12-month period, suggesting that employers needed to increase compensation to find and retain workers.

Market Developments

Global equity markets saw varied performance amid numerous periods of volatility over the reporting period. Developed markets posted modest gains and outperformed their emerging-market counterparts, which lost ground during the period. The developed and emerging European markets garnered positive returns and were the top-performing regions in both asset classes. Developed markets in the Far East also performed well. No region within the developed markets ended the period in negative territory. Africa was the primary laggard among emerging markets. In the U.S., shares of large-cap companies, as measured by the Russell 1000® Index, advanced 2.5% during the reporting period, while small-cap stocks, as represented by the Russell 2000® Index, returned -4.7%. Large-cap growth stocks registered positive returns and significantly outperformed their value counterparts, which lost ground during the period.

A theme for U.S. fixed-income markets over the reporting period was the inversion of the U.S. Treasury yield curve beginning in early July 2022, when yields on shorter-term bonds exceeded those on longer-dated securities (bond prices move inversely to interest rates). The significant upturn in shorter-term bond yields reflected expectations for continued interest-rate hikes by the Fed; longer-term bonds showed signs of concerns regarding how monetary tightening might have a negative effect on economic growth. U.S. high-yield bonds ended the period with marginal gains, outperforming Treasurys, corporate bonds, and mortgage-backed securities (MBS).

U.S. Treasury yields moved sharply higher across the curve over the reporting period. Yields on 1-month U.S. Treasury bills (T-bills) with maturities close to the U.S. government’s “X-date” for the default on its financial obligations in early June 2023, surged 2.11% over a 30-day period between late April and late May to 6.02%–the highest level since the introduction of the 1-month T-bill in July 2001–before tumbling to 5.28% over the last two days of the month following the announcement of an agreement on raising the debt ceiling. Investors had demanded higher yields as compensation for the additional risk that the U.S. government could default on its debt. The yield on the 10-year U.S. Treasury note ended the 12-month reporting period up 0.79% to 3.64%, while the 2-year yield rose 1.87% to 4.40%. The spread between 10- and 2-year notes widened from +0.32% to -0.76% during the period, resulting in a significant inversion of the yield curve.

Commodity prices, as measured by the Bloomberg Commodity Total Return Index (which represents the broad commodity market), fell 11.4% during the reporting period. However, gold prices declined early in the period due mainly to notable strength in the U.S. dollar, but subsequently staged a rally and ended the period in positive territory as the greenback weakened and the Fed began to slow the pace of its interest-rate hikes. Prices for West Texas Intermediate crude oil and Brent crude oil declined sharply during the period amid concerns that additional interest-rate hikes from central banks will weigh on global economic growth and reduce demand. Wheat prices tumbled

SEI Institutional Investments Trust

LETTER TO SHAREHOLDERS (Continued)

May 31, 2023 (Unaudited)

after Russia renewed a deal with the UN, Ukraine, and Turkey that allows the shipment of Ukrainian grain through the Black Sea. Additionally, Egypt made a large purchase tender for Russian wheat at a relatively low price. Russia reduced its prices in a bid to undercut those of other wheat-exporting countries.

Our View

Political brinksmanship is back in full force thanks to the U.S. debt ceiling. Prior to the agreement between Biden and McCarthy and the subsequent vote in the U.S. Congress to suspend the debt ceiling until the beginning of 2025, yields on U.S. Treasury securities maturing this summer varied quite a bit by maturity, reflecting fluctuating degrees of confidence in whether holders will be made whole on schedule. There was near-universal acknowledgement that a default would have constituted a catastrophic policy error.

We believe that the tumult in the banking system isn’t over yet. Although it appears that the crisis stage has eased, smaller banks are facing ongoing pressure to raise deposit rates to more competitive levels, while borrowing from the Fed and U.S. government agencies to improve their liquidity. Smaller banks are struggling financially after the Fed's rate hikes over the past 15 months have significantly reduced the value of their bond holdings, resulting in estimated unrealized losses totalling $1.8 trillion. SEI views the situation as a crisis of confidence, not the credit crunch that occurred during the Global Financial Crisis of 2007-2008. Between the asset/liability mismatch and the downstream effects from 5.25% of Fed rate hikes in an incredibly short period of time, we think that the market will continue to judge and punish the “weak hands.”

Regarding Fed monetary policy, some interpreted the language in the FOMC’s statement following its 0.25% rate hike in May as an indication that the central bank was giving itself the flexibility to pause its rate-hiking cycle at its June meeting. We at SEI are in the “pause” camp. We don’t see a cut in 2023 unless there is a sudden extreme acceleration in the softening of prices and a dramatic deterioration in employment trends.

Labor input costs are one of the most prominent drivers of inflation and, with worker participation levels softening over time (particularly for the working-age male cohort) and the swift aging of populations in many major developed and emerging economies, we may see continued upward pressure on wages that help keep inflation higher for longer. The most recent reported unemployment rates are at or below long-term equilibrium levels for many countries. This implies that labor markets globally are extremely tight and wage growth is likely to remain higher-than-desired, putting continued upward pressure on inflation. SEI has consistently predicted that inflation would be higher for longer since the spring of 2021. Our out-of-consensus call is now the consensus view.

We remain cautious on equity markets from a top-down perspective. Within the equity asset class, we continue to focus on our core approach: favoring high-quality companies with positive earnings momentum at reasonable valuations.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Institutional Investments Trust

LETTER TO SHAREHOLDERS (Continued)

May 31, 2023 (Unaudited)

Index Definitions

Bloomberg A+ U.S. Credit Index: measures publicly issued U.S. corporate and specified foreign debentures and secured notes that have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding.

Bloomberg Commodity Index Total Return Index: is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index.

Bloomberg Commodity Index: is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg Long A+ U.S. Credit Index: measures the performance of the U.S. corporate and a non-corporate component with maturities of 10 years and greater that includes foreign agencies, sovereigns, supranationals, and local authorities.

Bloomberg Short U.S. Treasury 9-12 Month Index: measures the performance of U.S. Treasury securities that have a remaining maturity between nine and twelve months.

Bloomberg U.S. Aggregate Bond Index: is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg U.S. Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg U.S. Long Credit Index: Unmanaged index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years. The average maturity is approximately 20 years.

Bloomberg U.S. Long Government/Credit Index: Unmanaged index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years. The average maturity is approximately 20 years.

Bloomberg 1-5 Year U.S. TIPS Index: measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market.

Dow Jones Industrial Average: measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA U.S. High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

ICE BofA 1-3 year U.S. Treasury Index: measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index: is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months.

SEI Institutional Investments Trust

LETTER TO SHAREHOLDERS (Concluded)

May 31, 2023 (Unaudited)

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, Eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI All Country World Ex-U.S. Net Index: captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 24 Emerging Markets (EM) countries*. With 2,269 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

MSCI All Country World Net Index: is MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of May 2022, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market cap sizes, sectors, style segments and combinations.

MSCI Emerging + Frontier Markets Index (Net): captures large and mid-cap representation across 25 Emerging Markets (EM) countries and 28 Frontier Markets (FM) countries. With 1,481 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI World Minimum Volatility (USD) Index: aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 Developed Markets countries.

MSCI USA Minimum Volatility Index: aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI USA Index.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets. The Index consists of 24 developed-market country indexes.

Russell 1000® Index: includes 1000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2500® Index: measures the performance of the 2,500 smallest companies in the Russell 3000® Index. This index is market cap-weighted and includes only common stocks incorporated in the U.S. and its territories.

Russell 3000® Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Small Cap Completeness Index: measures the performance of the Russell 3000® Index companies excluding S&P 500 constituents.

S&P 500 Index: is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

* DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Acadian Asset Management LLC (Acadian), Copeland Capital Management, LLC (Copeland), Fred Alger Management, LLC (Alger), LSV Asset Management (LSV), Mar Vista Investment Partners, LLC (Mar Vista), and Cullen Capital Management LLC (Cullen). Coho Partners, Ltd. (Coho) was removed and Copeland was added during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -0.74%. The Fund’s primary benchmark, the Russell 1000® Index—which is used to measure the performance of the U.S. large-cap equity market—returned 2.45%.

IV. Fund Attribution

U.S. equities saw mixed performance during the 12-month reporting period due to investors’ concerns that rising interest rates, the Russia-Ukraine war, and high inflation could eventually lead to a U.S. recession. While most sectors within the benchmark Russell 1000® Index posted negative returns for the period, the overall index performance was lifted by a several mega-cap growth stocks and the information technology sector, in particular.

Real estate was the weakest-performing sector within the Russell 1000® Index for the reporting period as investors were concerned about the potential for unused space to hurt property prices, as well as the impact of higher interest rates. The materials sector also produced a double-digit negative return as most commodity-oriented stocks declined. The financials sector was hampered by the hit to confidence in the banking system due to several bank failures. The financials and materials sectors were key drivers of the underperformance of value stocks in general. The large-cap information technology sector produced a double-digit positive return for the period. Despite economic concerns, some traditional non-cyclical sectors, such as health care and utilities, underperformed the overall market.

Consequently, low-volatility stocks generated negative returns during the period.

In this environment, the Fund underperformed relative to its benchmark, the Russell 1000® Index, due to the Fund’s value tilt, overweights to the health care and financials sectors, security selection within the financials sector, and underweights to mega-cap growth stocks and the information technology sector.

Among Fund managers, Cullen underperformed versus the benchmark Russell 1000® Index due to its value orientation, underweight allocations to growth stocks, and holdings in the real estate, financials and consumer staples sectors. Coho, which was subsequently removed as a Fund sub-advisor in April 2023, performed in line with the benchmark as the headwind from its underweight to the information technology sector was offset by favorable security selection within the consumer discretionary sector. LSV underperformed due to its value orientation, underweight allocations to growth stocks, and its holdings in the financials and consumer staples sectors. Acadian performed in line with the benchmark for the period as the positive contribution of its holdings in the information technology sector was offset by negative security selection effects within the industrials sector. Mar Vista’s holdings within the financials sector weighed on the manager’s performance. Alger’s outperformance relative to the benchmark Russell 1000 Index for the period was attributable to its growth orientation and large allocation to the information technology sector.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Large Cap Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	-0.74%	11.75	8.42%	9.99%	8.25%
Russell 1000® Index	2.45%	12.45%	10.61%	11.76%	9.24%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Acadian Asset Management LLC (Acadian), Ceredex Value Advisors, LLC (Ceredex), Coho Partners, Ltd. (Coho), Copeland Capital Management, LLC (Copeland), and Mackenzie Investments Corporation (Mackenzie). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned 1.27%. The Fund’s primary benchmark, the S&P 500 Index —a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 2.92%.

IV. Fund Attribution

U.S. equities saw mixed performance during the 12-month reporting period due to investors’ concerns that rising interest rates, the Russia-Ukraine war, and high inflation could eventually lead to a U.S. recession. While most sectors within the benchmark S&P 500 Index posted negative returns for the period, the overall index performance was lifted by a several mega-cap growth stocks and, in particular, the information technology sector.

Real estate was the weakest-performing sector within the S&P 500 Index for the reporting period as investors were concerned about the potential for unused space to hurt property prices, along with the impact of higher interest rates. The materials sector also produced a double-digit negative return as most commodity-oriented stocks declined. The financials sector was hampered by the hit to confidence in the banking system due to several bank failures. The financials and materials sectors were key drivers of the underperformance of value stocks in general. The large-cap information technology sector produced a double-digit positive return for the period. Despite economic concerns, some traditional non-cyclical sectors, such as health care and utilities, underperformed the overall market.

Consequently, low-volatility stocks generated negative returns during the period.

In this environment, the Fund underperformed relative to its benchmark, the S&P 500 Index, for the reporting period due to its value tilt, an overweight allocation to the financials sector, and underweight positions in mega-cap growth stocks and the information technology sector.

Among Fund managers, Acadian performed in line with the benchmark as the benefit from an overweight to the information technology sector was offset by negative stock selection effects within the industrials sector. Coho underperformed as a result of its low-volatility exposure, underweight to the information technology sector, and security selection within the health care sector. Ceredex’s underperformance was attributable to its value orientation, holdings in the real estate sector, and an underweight to the information technology sector. Copeland underperformed as a result of its low-volatility exposure, as well as security selection within the energy, consumer discretionary, and consumer staples sectors. Mackenzie outperformed due to favorable security selection within the health care, industrials, and consumer discretionary sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	1.27%	13.02%	9.10%	10.72%	8.54%
S&P 500 Index	2.92%	12.92%	11.01%	11.99%	9.64%

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Large Cap Disciplined Equity Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000® Index.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of May 31, 2023 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned 2.39%. The Fund’s benchmark, the Russell 1000® Index—which is used to measure the performance of the U.S. large-cap equity market—returned 2.45%.

IV. Fund Attribution

In general, the primary focus of the Fund is to track, before fees and expenses, the performance of the Russell 1000® Index. As a result, through passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market over the reporting period.

U.S. equities saw mixed performance during the 12-month reporting period due to investors’ concerns that rising interest rates, the Russia-Ukraine war, and high inflation could eventually lead to a U.S. recession. While most sectors within the benchmark Russell 1000® Index posted negative returns for the period, the overall index performance was lifted by several mega-cap growth stocks and, in particular, the information technology sector.

Real estate was the weakest-performing sector within the Russell 1000® Index for the reporting period as investors were concerned about the potential for unused space to hurt property prices, as well as the impact of higher interest rates. The materials sector also produced a double-digit negative return as most commodity-oriented stocks declined. The financials sector was hampered by the hit to confidence in the banking system due to several bank failures. The financials and materials sectors were key drivers of the underperformance of value stocks in general. The large-cap information technology sector produced a double-digit positive return for the period. Despite economic concerns, some traditional non-cyclical sectors, such as health care and utilities, underperformed the overall market. Consequently, low-volatility stocks generated negative returns during the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class A	2.39%	12.39%	10.56%	11.71%	8.45%
Russell 1000® Index	2.45%	12.45%	10.61%	11.76%	8.51%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of May 31, 2023, was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned 2.82%. The Fund’s primary benchmark, the S&P 500 Index—a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 2.92%.

IV. Fund Attribution

U.S. equities saw mixed performance during the 12-month reporting period due to investors’ concerns that rising interest rates, the Russia-Ukraine war, and high inflation could eventually lead to a U.S. recession. While most sectors within the benchmark S&P 500 Index posted negative returns for the period, but the overall index performance was lifted by a several mega-cap growth stocks and the information technology sector, in particular.

Real estate sector was the weakest-performing sector within the S&P 500 Index for the reporting period as investors were concerned about the potential for unused space to hurt property prices, along with the impact of higher interest rates. The materials sector also produced a double-digit negative return as most commodity-oriented stocks declined. The financials sector was hampered by the hit to confidence in the banking system due to several bank failures. The financials and materials sectors were key drivers of the underperformance of value stocks in general. The large-cap information technology sector produced a double-digit positive return for the period. Despite economic concerns, some traditional non-cyclical sectors, such as health care and utilities, underperformed the overall market. Consequently, low-volatility stocks generated negative returns during the period.

With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market over the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	2.82%	12.85%	10.96%	11.30%
S&P 500 Index	2.92%	12.92%	11.01%	11.35%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of May 31, 2023 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -3.11%. The Fund’s primary benchmark, the Russell Small Cap Completeness Index—which measures the performance of the Russell 3000® Index companies excluding S&P 500 Index constituents—returned -3.12%.

IV. Fund Attribution

The 12-month reporting period was a turbulent ride for investors. For the first nine months of the period, the market remained primarily focused on the U.S. Federal Reserve’s (Fed) interest-rate hiking regime; in March, however, this gave way to a worries about a regional banking crisis.

While the U.S. equity market had been selling off for the first half of 2022, this trend temporarily reversed in the third quarter of the year in what many described as a ”bear-market rally.” Better-than-expected inflation data, as measured by the consumer-price index (CPI) early in the third quarter triggered a wave of anticipation that the Fed might pivot on its hiking scheme earlier than expected. Until about mid-August 2022, markets rallied; the most speculative, least financially sound stocks were the strongest performers. When Fed Chair Jerome Powell reiterated the central bank’s dedication to bringing inflation under control and subsequent inflation statistics were not as promising, the market resumed its downward trend, resulting in a weak performance for equities in September. Quality, low-volatility, and value stocks all underperformed the overall market for the third quarter of 2022.

In the fourth quarter of 2022, the market gained ground on investors’ hopes that the inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for U.S. equities since 2008. The Fed raised the federal funds rate by

50 basis points (0.50%) in December 2002, after four 0.75% increases earlier in the year to a target range of 4.25%-4.50%, while also indicating its terminal rate may be higher than initially expected (landing just above 5%). The Fed also signaled that interest rates might remain higher for longer while the results of this monetary policy tightening cycle took effect. The equity markets reacted negatively to the higher peak interest rate before stabilizing, and still appeared to be pricing in a rate cut in late in 2023.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, led by higher-risk assets. However, Silicon Valley Bank, a west coast regional bank with a large venture capital depositor base, collapsed in March 2023. The bank had underestimated the number of withdrawals it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When the bank announced that it was raising equity to address this shortfall, a bank run began, forcing the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it seemed as if the entire financial system was in danger. The Federal Deposit Insurance Corporation (FDIC) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. This stemmed the tide of failures, but it also forced investors to realign their expectations for both credit and economic conditions for the remainder of the year.

During this period, investors flocked to the perceived safety of shares of mega-cap tech companies at the expense of smaller-cap and financial stocks. This created a meaningful headwind for the value factor, which has large representation in the financials sector. Over the ensuing two months, the U.S. equity market moved sideways as recessionary expectations persisted in the wake of the banking crisis. The financials sector saw a moderate upturn in April, and in May the Fed raised the federal funds rate again, but only by 0.25%, with the caveat that it was prepared to halt further rate hikes depending on the market’s response to higher borrowing costs.

Industrials and information technology were the strongest-performing sectors within the benchmark Russell Small Cap Completeness Index for the reporting period. Health care also outperformed, led by biotechnology and pharmaceuticals stocks. While in the large-cap universe, health care is considered to be a defensive area of the market, small-cap biotechnology and pharmaceuticals are generally proxies for riskier,

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Extended Market Index Fund (Concluded)

more expensive companies. The energy, real estate and communication services sectors underperformed the Russell Small Cap Completeness Index during the reporting period. Small-cap growth stocks made a significant comeback versus their small-cap value counterparts, with the Russell 2000® Growth index returning 2.7% for the period versus the -11.5% return of the Russell 2000® Value Index.

From a factor perspective, quality moderately outperformed the benchmark Russell Small Cap Completeness Index over the reporting period, followed by momentum to a slightly lesser degree. Value and low-volatility factors performed in line with the benchmark, with value slightly outperforming and low-volatility slightly underperforming. The first several months of the 2023 calendar year were particularly challenging for the SEI alpha sources.

The Fund was passively managed and generally performed in line with its benchmark, the Russell Small Cap Completeness Index, for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Extended Market Index Fund, Class A	-3.11%	8.56%	5.15%	8.70%	9.28%
Russell Small Cap Completeness Index	-3.12%	8.54%	5.10%	8.66%	9.25%

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the Russell Small Cap Completeness Index

1

For the year ended May 31, 2023. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Axiom Investors LLC (Axiom), EAM Investors, LLC (EAM), Los Angeles Capital Management LLC (LA Capital), LSV Asset Management (LSV) and Martingale Asset Management, L.P. (Martingale). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -6.73%. The Fund’s benchmark, the Russell 2000® Index—which is used to measure the activity of the U.S. small-cap equity market—returned -4.68%.

IV. Fund Attribution

As noted in the shareholder letter, the 12-month reporting period was a turbulent ride for investors. For the first half of the period, the market remained primarily focused on the U.S. Federal Reserve’s (Fed) rate-hiking regime. In March, however, this gave way to a regional banking crisis.

The U.S. equity market sold off during the first month of the reporting period in June 2022. However, this trend temporarily reversed in the third quarter of the year in what many described as a ”bear-market rally.” Better-than-expected inflation data, as measured by the consumer-price index (CPI) early in the third quarter triggered a wave of anticipation that the Fed might pivot on its hiking scheme earlier than expected. Until about mid-August 2022, markets rallied; the most speculative, least financially sound stocks were the strongest performers. When Fed Chair Jerome Powell reiterated the central bank’s dedication to bringing inflation under control and subsequent inflation statistics were not as promising, the market resumed its downward trend, resulting in a weak performance for equities in September. Quality, low-volatility, and value stocks all underperformed the overall market for the third quarter of 2022.

In the fourth quarter of 2022, the market gained ground on investors’ hopes that the inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for U.S. equities since 2008. The Fed raised the federal funds rate by 50 basis points (0.50%) in December 2002, after four 0.75% increases earlier in the year to a target range of 4.25%-4.50%, while also indicating its terminal rate may be higher than initially expected (landing just above 5%). The Fed also signaled that interest rates might remain higher for longer while the results of this monetary policy tightening cycle took effect. The equity markets reacted negatively to the higher peak interest rate before stabilizing, and still appeared to be pricing in a rate cut in late in 2023.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, led by higher-risk assets. However, Silicon Valley Bank, a west coast regional bank with a large venture capital depositor base, collapsed in March 2023. The bank had underestimated the number of withdrawals it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When the bank announced that it was raising equity to address this shortfall, a bank run began, forcing the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it seemed as if the entire financial system was in danger. The Federal Deposit Insurance Corporation (FDIC) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. This stemmed the tide of failures, but it also forced investors to realign their expectations for both credit and economic conditions for the remainder of the year.

During this period, investors flocked to the perceived safety of shares of mega-cap tech companies at the expense of smaller-cap and financial stocks. This created a meaningful headwind for the value factor, which has large representation in the financials sector. Over the ensuing two months, the U.S. equity market moved sideways as recessionary expectations persisted in the wake of the banking crisis. The financials sector saw a moderate upturn in April, and in May the Federal Reserve raised the federal funds rate again, but only by 0.25%, with the caveat that it was prepared to halt further rate hikes depending on the market’s response to higher borrowing costs.

Health care was the strongest-performing sector within the benchmark Russell 2000® Index for the reporting period, led by shares of biotechnology

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Small Cap Fund (Concluded)

and pharmaceutical firms. While in the large-cap universe, health care is considered to be a defensive area of the market, small-cap biotechnology and pharmaceuticals are generally proxies for riskier, more expensive companies. This is indicative of a challenging environment for the Fund, which is tilted toward higher-quality, lower-valuation stocks. The consumer staples and information technology sectors also outperformed the benchmark, while communication services, financials and real estate underperformed. Shares of growth companies made a significant comeback versus value stocks, with the Russell 2000® Growth Index returning 2.7% for the period versus the -11.5% return of the Russell 2000® Value Index.

From a factor perspective, quality moderately outperformed the benchmark Russell 2000® Index for the reporting period, followed by momentum, albeit to a lesser degree. The low-volatility factor slightly underperformed the index. The first several months of the 2023 calendar year were particularly challenging for the SEI alpha sources.

The value style headwind weighed on Fund performance for the reporting period. The Fund’s higher-quality exposure had a slightly positive impact on performance for the period. At the sector level, stock selection in financials and consumer discretionary were the top contributors to Fund performance. An underweight allocation to real estate and overweight to consumer staples also enhanced Fund performance. Overall sector allocation had a moderately positive impact on Fund performance, but stock selection was a detractor.

One of the Fund’s five sub-advisors outperformed the benchmark Russell 2000® Index for the reporting period. Martingale was the top contributor to Fund performance due to strong selection. Axiom and EAM both struggled because of poor stock selection, and underperformed the benchmark. LA Capital’s performance lagged that of the benchmark amid small-cap (particularly micro-cap) headwinds. LSV was the weakest- performing manager as it was unable to overcome value headwinds.

At the end of the reporting period, the Fund had overweight allocations to value and quality, as we maintain a favorable view of both factors and do not expect significant allocation changes.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	-6.73%	11.26%	3.39%	6.87%	7.54%
Russell 2000® Index	-4.68%	9.23%	2.74%	7.36%	7.51%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000® Index

1

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Small Cap II Fund

I. Objective

The Small Cap II Fund (the ”Fund”) seeks capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: ArrowMark Colorado Holdings, LLC (ArrowMark), Copeland Capital Management, LLC (Copeland), EAM Investors, LLC (EAM), Leeward Investments, LLC (Leeward), Los Angeles Capital Management LLC (LA Capital) and Easterly Investment Partners LLC (Easterly). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -4.65%. The Fund’s primary benchmark, the Russell 2000® Index—which is used to measure the activity of the U.S. small-cap equity market—returned -4.68%.

IV. Fund Attribution

As noted in the shareholder letter, the 12-month reporting period was a turbulent ride for investors. For the first half of the period, the market remained primarily focused on the U.S. Federal Reserve’s (Fed) rate-hiking regime. In March, however, this gave way to a regional banking crisis.

The U.S. equity market sold off during the first month of the reporting period in June 2022. However, this trend temporarily reversed in the third quarter of the year in what many described as a ”bear-market rally.” Better-than-expected inflation data, as measured by the consumer-price index (CPI) early in the third quarter triggered a wave of anticipation that the Fed might pivot on its hiking scheme earlier than expected. Until about mid-August 2022, markets rallied; the most speculative, least financially sound stocks were the strongest performers. When Fed Chair Jerome Powell reiterated the central bank’s dedication to bringing inflation under control and subsequent inflation statistics were not as promising, the market resumed its downward trend, resulting in a weak performance for equities in September. Quality, low-volatility, and value stocks all underperformed the overall market for the third quarter of 2022.

In the fourth quarter of 2022, the market gained ground on investors’ hopes that the inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for U.S. equities since 2008. The Fed raised the federal funds rate by 50 basis points (0.50%) in December 2022, after four 0.75% increases earlier in the year to a target range of 4.25%-4.50%, while also indicating its terminal rate may be higher than initially expected (landing just above 5%). The Fed also signaled that interest rates might remain higher for longer while the results of this monetary policy tightening cycle took effect. The equity markets reacted negatively to the higher peak interest rate before stabilizing, and still appeared to be pricing in a rate cut in late in 2023.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, led by higher-risk assets. However, Silicon Valley Bank, a west coast regional bank with a large venture capital depositor base, collapsed in March 2023. The bank had underestimated the number of withdrawals it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When the bank announced that it was raising equity to address this shortfall, a bank run began, forcing the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it seemed as if the entire financial system was in danger. The Federal Deposit Insurance Corporation (FDIC) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. The ripples were felt globally as Swiss financial services company UBS agreed to purchase Switzerland-based financial services company Credit Suisse. This stemmed the tide of failures, but it also forced investors to realign their expectations for both credit and economic conditions for the remainder of 2023.

During this period, investors flocked to the perceived safety of shares of mega-cap tech companies at the expense of smaller-cap and financial stocks. This created a meaningful headwind for the value factor, which has large representation in the financials sector. Over the ensuing two months, the U.S. equity market moved sideways as recessionary expectations persisted in the wake of the banking crisis. The financials sector saw a moderate upturn in April, and in May the Fed raised the federal funds rate again, but only by 0.25%, with the caveat that it was prepared to halt further rate hikes depending on the market’s response to higher borrowing costs.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Small Cap II Fund (Concluded)

Health care was the strongest-performing sector within the benchmark Russell 2000® Index for the reporting period, led by shares of biotechnology and pharmaceutical firms. While in the large-cap universe, health care is considered to be a defensive area of the market, small-cap biotechnology and pharmaceuticals are generally proxies for riskier, more expensive companies. This is indicative of a challenging environment for the Fund, which is tilted toward higher-quality, lower-valuation stocks. The consumer staples and information technology sectors also outperformed the benchmark, while communication services, financials and real estate underperformed. Shares of growth companies made a significant comeback versus value stocks, with the Russell 2000® Growth Index returning 2.7% for the period versus the -11.5% return of the Russell 2000® Value Index.

From a factor perspective, quality moderately outperformed the benchmark Russell 2000® Index for the reporting period, followed by momentum, albeit to a lesser degree. The low-volatility factor slightly underperformed the index. The first several months of the 2023 calendar year were particularly challenging for the SEI alpha sources.

While the quality factor tailwind bolstered Fund performance, stock selection had a greater impact over the reporting period. The Fund outperformed its benchmark, the Russell 2000® Index, for the period. At the sector level, both an overweight and stock selection in consumer discretionary and information technology contributed positively to Fund performance. Three of the Fund’s six managers outperformed the Fund’s benchmark during the reporting period. Easterly was the largest contributor to performance, benefiting slightly from the value tailwind; however, selection was the main driver of performance. Copeland also had a positive impact on Fund performance due to its pure implementation of the quality alpha source. Arrowmark was a positive contributor to Fund performance, benefiting from recent growth-factor tailwinds. Leeward slightly detracted from Fund performance due to its low-volatility allocation. LA Capital also weighed on Fund performance, attributable to its smaller-cap (particularly the micro-cap strategy) orientation. EAM was the weakest performing manager, hampered by poor stock selection during the period.

At the end of the reporting period, the Fund had overweight allocations to value and quality, as we maintain a favorable view of both factors and do not expect significant allocation changes.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap II Fund, Class A	-4.65%	13.11%	5.00%	8.06%	9.26%
Russell 2000® Index	-4.68%	9.23%	2.74%	7.36%	8.93%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2023. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Small/Mid Cap Equity Fund

I. Objective

The Small/Mid Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: ArrowMark Colorado Holdings, LLC (ArrowMark), Axiom Investors LLC (Axiom), Cardinal Capital Management, L.L.C. (Cardinal), Copeland Capital Management, LLC (Copeland), Jackson Creek Investment Advisors LLC (Jackson Creek) and LSV Asset Management (LSV). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -8.40%. The Fund’s primary benchmark, the Russell 2500® Index—which measures the performance of the small- to mid-cap segment of the U.S. equity universe—returned -5.34%.

IV. Fund Attribution

As noted in the shareholder letter, the 12-month reporting period was a turbulent ride for investors. For the first half of the period, the market remained primarily focused on the U.S. Federal Reserve’s (Fed) rate-hiking regime. In March, however, this gave way to a regional banking crisis.

The U.S. equity market sold off during the first month of the reporting period in June 2022. However, this trend temporarily reversed in the third quarter of the year in what many described as a ”bear-market rally.” Better-than-expected inflation data, as measured by the consumer-price index (CPI) early in the third quarter triggered a wave of anticipation that the Fed might pivot on its hiking scheme earlier than expected. Until about mid-August 2022, markets rallied; the most speculative, least financially sound stocks were the strongest performers. When Fed Chair Jerome Powell reiterated the central bank’s dedication to bringing inflation under control and subsequent inflation statistics were not as promising, the market resumed its downward trend, resulting in a weak performance for equities in September. Quality, low-volatility, and value stocks all underperformed the overall market for the third quarter of 2022.

In the fourth quarter of 2022, the market gained ground on investors’ hopes that the inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for U.S. equities since 2008. The Fed raised the federal funds rate by 50 basis points (0.50%) in December 2002, after four 0.75% increases earlier in the year to a target range of 4.25%-4.50%, while also indicating its terminal rate may be higher than initially expected (landing just above 5%). The Fed also signaled that interest rates might remain higher for longer while the results of this monetary policy tightening cycle took effect. The equity markets reacted negatively to the higher peak interest rate before stabilizing, and still appeared to be pricing in a rate cut in late in 2023.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, led by higher-risk assets. However, Silicon Valley Bank, a west coast regional bank with a large venture capital depositor base, collapsed in March 2023. The bank had underestimated the number of withdrawals it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When the bank announced that it was raising equity to address this shortfall, a bank run began, forcing the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it seemed as if the entire financial system was in danger. The Federal Deposit Insurance Corporation (FDIC) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. This stemmed the tide of failures, but it also forced investors to realign their expectations for both credit and economic conditions for the remainder of the year.

During this period, investors flocked to the perceived safety of shares of mega-cap tech companies at the expense of smaller-cap and financial stocks. This created a meaningful headwind for the value factor, which has large representation in the financials sector. Over the ensuing two months, the U.S. equity market moved sideways as recessionary expectations persisted in the wake of the banking crisis. The financials sector saw a moderate upturn in April, and in May the Fed raised the federal funds rate again, but only by 0.25%, with the caveat that it was prepared to halt further rate hikes depending on the market’s response to higher borrowing costs.

Information technology was the strongest-performing sector within the benchmark Russell 2500® Index over the 12-month reporting period, followed by industrials

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Small/Mid Cap Equity Fund (Concluded)

and consumer staples. Health care, led by biotechnology and pharmaceuticals stocks, also outperformed. While in the large-cap universe, health care is considered to be a defensive area of the market, small-cap biotechnology and pharmaceuticals are generally proxies for riskier, more expensive companies. This is indicative of a challenging environment for the Fund, which is tilted toward higher-quality, lower-valuation stocks. The energy, real estate, and financials sectors underperformed the overall market for the reporting period. Shares of growth companies made a significant comeback versus value stocks, with the Russell 2500® Growth Index gaining 2.3% for the reporting period versus the Russell 2500® Value’s -9.7% return. Large-cap stocks, as represented by the Russell 1000® Index, returned 2.5% for the period, outperforming the -4.7% return of their small-cap counterparts, as measured by the Russell 2000® Index.

From a factor perspective, quality moderately outperformed the benchmark Russell 2500® Index for the reporting period, followed by momentum, albeit to a lesser degree. The value and low-volatility factors performed in line with the Russell 2500® Index, with value slightly outperforming and low-volatility modestly lagging. The first several months of the 2023 calendar year were particularly challenging for the SEI alpha sources.

The Fund underperformed its benchmark, the Russell 2500® Index, for the reporting period as alpha sources struggled to find consistent and broad outperformance. From a sector perspective, stock selection within health care, industrials, and information technology were the largest detractors. Sector positioning contributed modestly to Fund performance due to an underweight allocation to real estate.

At the sub-advisor level, Copeland and ArrowMark outperformed the benchmark Russell 2500® Index for the period, while Cardinal, LSV, Jackson Creek and Axiom detracted from Fund performance.

Copeland was the leading positive contributor to Fund performance for the reporting period. Copeland benefited from tailwinds for the quality factor, though low-volatility underperformed, which presented a mild headwind. Stock selection within the energy, materials, and consumer staples sectors bolstered Fund performance. ArrowMark contributed moderately to Fund performance due to underweight allocations to the financials, energy, and real estate sectors, as well as tailwinds for the growth factor.

Cardinal was the largest detractor from Fund performance for the reporting period. While the portfolio faced some moderate style headwinds, stock selection had a substantially negative impact on performance—primarily a position in PacWest Bancorp. Shares of the California-based bank sold off sharply amid collateral damage during the regional bank crisis, though it did not face the same risks as Silicon Valley Bank, which collapsed in March 2023. Stock selection within the consumer discretionary sector also weighed on Fund performance.

LSV underperformed the benchmark Russell 2500® Index during the reporting period due to weakness from the value factor. Stock selection within the materials and real estate sectors, as well as an overweight to financials, were the leading detractors from Fund performance. Jackson Creek and Axiom also underperformed the benchmark despite modestly positive returns from the momentum factor. Jackson Creek faced a modest headwind as the portfolio’s average market capitalization is generally smaller than that of the Russell 2500® Index, while Axiom’s performance lagged that of the benchmark on weak stock selection in the information technology and health care sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	-8.40%	10.85%	4.12%	7.61%	7.81%
Russell 2500® Index	-5.34%	10.31%	4.97%	8.37%	8.67%

SEI Institutional Investments Trust

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500® Index

1

For the year ended May 31, 2023. Past performance is no indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

U.S. Equity Factor Allocation Fund

I. Objective

The U.S. Equity Factor Allocation Fund (the “Fund”) seeks the long-term growth of capital and income.

II. Investment Approach

The Fund is directly managed by SEI Investments Management Corporation (SIMC or the Investment Advisor). There were no manager changes made during the fiscal period. SIMC will invest directly in equity securities utilizing a quantitative style of investing which uses a model-based approach to facilitate investment decisions. The quantitative method used by the Fund categorizes and selects securities based on specific characteristics (factors) determined by SIMC. Such factors may include security characteristics such as volatility, value, size or share price performance. The Investment Advisor uses its judgment and model-based systems to assess the factors used and to determine the weights allotted to those factors in portfolio construction. Based on market opportunities, and at its discretion, SIMC may tilt the Fund’s factor exposures by changing its allocation to the factors. The Investment Advisor may add, remove or modify certain factors in its model depending on investment research or market conditions.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -0.57%. The Fund’s primary benchmark, the Russell 3000® Index—which represents approximately 98% of the investable U.S. equity market and measures the equity performance of the 3000 largest U.S. companies—returned 2.03%.

IV. Fund Attribution

Inflation, the U.S. Federal Reserve’s (Fed) monetary policy tightening, and recession expectations drove investor sentiment over the 12-month reporting period. The popularity of Chat GPT also fueled a buying frenzy in artificial intelligence (AI)-related stocks and sectors, while the collapse of Silicon Valley Bank and Signature Bank in March 2023, sparked a selloff in the financials sector. Early signs of disinflation contributed to outperformance in sectors such as information technology and consumer discretionary. Furthermore, investors’ perception of the relative safety of “Big Tech” stocks in navigating potential recession resulted in significant headwinds to diversity factors.

The Fund underperformed its primary benchmark, the Russell 3000® Index, over the reporting period due mainly to the negative impact of the value strategy, which was partially offset by relative strength in the quality strategy. Within the value strategy, the financials sector was the largest detractor from Fund performance, particularly in financial services and banks. Similarly, the strategy’s performance lagged within the information technology sector, due to holdings in struggling semiconductor companies and underweight allocations to profitable mega-cap technology stocks.

In contrast, the Fund’s quality strategy benefited from the favorable environment for quality investing. The strategy’s performance was bolstered by overweight allocations and security selection in communication services, particularly media and entertainment, as well as an underweight to financials, specifically financial services and insurance. The momentum and low- volatility strategies saw relatively flat performance over the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
U.S. Equity Factor Allocation Fund, Class A	-0.57%	13.41%	9.73%	9.90%
Russell 3000® Index	2.03%	12.25%	10.07%	10.31%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Equity Factor Allocation Fund, Class A, versus the Russell 3000® Index

[1]

For the year ended May 31, 2023. Class A shares were offered beginning 4/26/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that

SEI Institutional Investments Trust

year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: LSV Asset Management (LSV) and Allspring Global Investments, LLC (Allspring). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -3.75%. The Fund’s primary benchmark—the Russell 3000® Index—which represents approximately 98% of the investable U.S. equity market and measures the equity performance of the 3000 largest U.S. companies—returned 2.03%.

IV. Fund Attribution

The 12-month reporting period was unfavorable for low-volatility investing as the global equity markets gained ground through the end of 2022 and into 2023. Implied equity market volatility generally declined over the period, as developed economies have showed signs of emerging from a period of hawkish posturing to fight inflation risk, to one where expectations of rate hikes have begun to taper off. Geopolitical tensions from the ongoing war between Russia and Ukraine remained mostly in the backdrop for global equity market performance. Risk-taking appetite instead has increased over the year. On several occasions in 2022 and more notably in 2023, investors quickly rotated back into mega-cap growth stocks and riskier high-beta (a measure of a security’s volatility relative to a benchmark) securities, driving the majority of the gains of the benchmark Russell 3000® Index.

The Fund posted a negative total return in the choppy environment for U.S. equities over the reporting period, while continuing to deliver a meaningful risk reduction (as indicated by the standard deviation, a statistical measure of the historical volatility of an investment) compared to its benchmark. Low-volatility strategies run a below-market beta of approximately 0.70, and by design lag behind capitalization- weighted benchmarks during market upturns. Low-volatility stocks modestly underperformed riskier stocks over the period. The Fund’s allocations to defensive sectors such as consumer staples and utilities provided relatively muted returns amid an environment in which the volatile technology sector led the market.

The Fund’s overall performance was further hampered by the focus on attractively valued securities, which lagged the performance of stocks with high valuation and growth characteristics. Low-volatility and portfolio diversification objectives translated into an underweight to relatively riskier growth stocks, which proved to be a resilient segment of the market into which investors rotated. Consequently, the Fund’s lack of exposure to growth stocks detracted from performance for the period.

Both of the Fund’s subadvisors faced similar headwinds during the reporting period from low-volatility and defensive sector allocations, as well as tilts toward value and away from large-/mega-cap growth. LSV underperformed the benchmark to the greatest extent, as it held more concentrated exposure to value within the low-volatility segment of the market. Allspring was also challenged from exposure to value through its deeper defensive sector allocations; market-cap size diversification detracted from Fund performance to a larger extent over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	-3.75%	9.03%	6.71%	9.26%	11.21%
Russell 3000® Index	2.03%	12.25%	10.07%	11.45%	13.27%
75/25 Blended Benchmark of MSCI USA Minimum Volatility Index & Russell 3000® Value Index[2]	-1.87%	8.20%	8.03%	9.92%	11.78%

SEI Institutional Investments Trust

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the Russell 3000® Index and the 75/25 Blended Benchmark of the MSCI USA Minimum Volatility Index and the Russell 3000® Value Index ("Secondary Benchmark")

[1]

For the year ended May 31, 2023. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund's 75/25 Blended Benchmark, which consists of the MSCI USA Minimum Volatility Index and the Russell 3000® Value Index. The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflect the Fund's investment strategy than the broad-based index.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Acadian Asset Management LLC (Acadian), LSV Asset Management (LSV) and Allspring Global Investments, LLC (Allspring). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -0.62%. The Fund’s primary benchmark, the MSCI World Index (Net)—a capitalization-weighted index that is designed to measure the equity market performance of developed markets—returned 2.07%.

IV. Fund Attribution

The 12-month reporting period was unfavorable for low-volatility investing as the global equity markets gained ground through the end of 2022 and into 2023. Implied equity market volatility generally declined over the period, as developed economies have showed signs of emerging from a period of hawkish posturing to fight inflation risk, to one where expectations of rate hikes have begun to taper off. Geopolitical tensions from the ongoing war between Russia and Ukraine remained mostly in the backdrop for global equity market performance. Risk taking appetite instead has increased over the year. On several occasions in 2022 and more notably in 2023, investors quickly rotated back into mega-cap growth stocks and riskier high-beta (a measure of a security’s volatility relative to a benchmark) securities, driving the majority of the gains of the benchmark MSCI World Index.

The Fund posted a slightly negative total return during the reporting period in the choppy environment for global equities, while it continued to deliver meaningful risk reduction (as indicated by the standard deviation, a statistical measure of the historical volatility of an investment) compared to its benchmark, the MSCI World Index. Low-volatility strategies run a below-market beta of approximately 0.70, and by design lag the performance of capitalization-weighted benchmark indexes during market upturns. Low-volatility stocks modestly underperformed riskier stocks over the reporting period. Fund performance for the period was further hampered by its additional focus on attractively valued securities, which underperformed those with high valuation and growth characteristics. Low-volatility and portfolio diversification objectives resulted in an underweight allocation to riskier growth stocks, which proved to be a resilient area of the market into which investors rotated. The Fund’s underweight positioning in growth stocks detracted from performance for the period.

The Fund’s three sub-advisors underperformed the benchmark MSCI World Index as the strategies all faced similar headwinds from low-volatility and defensive sector allocations, as well as tilts toward value and away from large- and mega-cap growth stocks. LSV was the most notable laggard, the sub-advisor held the most concentrated exposure to value within the low-volatility segment of the market. Allspring also underperformed due to the exposure to value stocks as their trend-following inputs shifted systematically towards those themes over the reporting period. Acadian held the least concentrated exposure to value stocks compared to the other Fund managers, though its diversified multifactor alpha model (which tracks the return on an asset in terms of the asset’s risk with respect to a set of factors) proved more effective over the reporting period, by allowing for greater allocation to quality stocks and shares of select mega-cap tech companies.

During the reporting period, the Fund used derivatives to hedge currency risk. Hedging currency risk had a positive effect in the environment of a strengthening U.S. dollar against major currencies globally.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class A	-0.62%	8.69%	5.55%	7.68%
MSCI World Index (Net)	2.07%	10.96%	7.79%	10.25%
MSCI World Minimum Volatility Index (Net)	-0.96%	4.60%	5.35%	7.03%

SEI Institutional Investments Trust

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A, versus the MSCI World Index (Net) and MSCI World Minimum Volatility Index (Net)

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 1/29/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Acadian Asset Management LLC (Acadian), Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust (Macquarie), Lazard Asset Management LLC (Lazard), Pzena Investment Management, LLC (Pzena), Jupiter Asset Management Ltd. (Jupiter), and Allspring Global Investments, LLC (Allspring). Pzena and Jupiter were hired and AllianceBernstein L.P. (AllianceBernstein), JOHCM (USA) Inc. (JO Hambro) and McKinley Capital Management, LLC (McKinley) were terminated during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -3.47%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net—returned -1.41%.

IV. Fund Attribution

Global equity markets outside of the U.S., as represented by the MSCI All Country World Ex-US Net, posted modestly negative returns over the 12-month reporting period, with most of the decline coming in the summer and early autumn of 2022. Following a downturn for much of the 2022 calendar year, equity markets experienced a change in sentiment starting in October of last year. Inflationary pressures, or at least the market’s expectations of future inflation, began to ease. While central banks globally continued to raise short- term interest rates over the past 12 months, longer-term rates have not moved much higher. Breakeven inflation rates (nominal U.S. Treasury yields minus TIPS yields), which generally serve as a gauge of forward inflation expectations, also continued to decline over the reporting period, Energy prices, particularly oil, fell sharply over the period. In October 2022, China began to loosen its COVID-induced lockdown policy and focus on reopening its economy, which propelled global equity markets higher as China is the second-largest economy in the world.

European equities were the strongest performing region within the MSCI All Country World Ex-US Net over the 12-month reporting period, followed by Japan. Both the emerging and developed markets in the Asia ex-Japan region, along with Latin America, were the primary market laggards for the period.

Sector performance was divergent during the reporting period. The materials (especially large mining stocks), real estate and communication services sectors underperformed the overall MSCI All Country World Ex-US Net. Mega-cap stocks in Europe generally performed well, especially the large bellwether consumer staples and health care companies. The energy and financials (especially banks) sectors underperformed the broader benchmark index. Information technology (semiconductor manufacturers and software companies) also performed well as growth investing came back in vogue in 2023.

From an alpha source perspective, the value factor underperformed the MSCI All Country World Ex-US Net in developed markets but outperformed in emerging markets over the reporting period, as its preference for energy and material stocks was a detractor. The momentum factor underperformed by the widest margin during the period as the volatile markets and investors’ shifting preferences made it difficult for trends to be sustained for a period of time. The quality factor was the strongest performing alpha source, benefiting from its preference for large-cap pharmaceutical stocks and consumer luxury brands. Low-volatility performed in line with the MSCI All Country World Ex-US Net – outperforming in emerging markets, but underperforming in developed markets.

The Fund underperformed its benchmark, the MSCI All Country World Ex-US Net, over the 12-month reporting period. Fund performance was hampered by overweight allocations to value and momentum factors. While the Fund also was positioned with an overweight to quality, this was not enough to offset the underperformance from value and momentum. At the regional level, the Fund’s overweight allocation to Europe bolstered performance, but was offset by an underweight to Japan.

The performance of the Fund’s sub-advisors was slightly below our expectations during the reporting period, particularly JO Hambro, which was removed as a Fund manager in April 2023. JO Hambro’s momentum growth had not performed well over the previous year. Acadian’s performance also lagged that of the benchmark MSCI All Country World Ex-US Net due to its momentum bias. Macquarie (low-volatility), Pzena (value), and Lazard

SEI Institutional Investments Trust

International Quality Growth (quality) were the top contributors to Fund performance for the period; Pzena has been a Fund manager since October 2022.

Overall, we believe that the factor environment has been difficult, but we have conviction in the Fund’s positioning going forward. Valuation spreads are still historically wide, so we maintain our preference for value. We believe that quality stocks also have become incrementally more attractive over the past several years. We feel that the Fund’s momentum position is diversified and currently does not appear to be concentrated or risky. Given the Fund’s sub-advisor changes over the past year into managers in which we have higher conviction and the overweight to all three alpha sources, we believe that the Fund is well positioned going forward.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	-3.47%	6.83%	2.26%	4.25%	4.41%
MSCI All Country World Ex-US Net Index	-1.41%	7.23%	2.22%	3.83%	4.61%

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI All Country World Ex-US Net Index

1

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Acadian Asset Management LLC (Acadian), Lazard Asset Management LLC (Lazard), and Allspring Global Investments, LLC (Allspring). McKinley Capital Management, LLC (McKinley) was removed from the Fund during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -2.55%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net Index returned -1.41%.

IV. Fund Attribution

Global equity markets outside of the U.S., as represented by MSCI All Country World Ex-US Net Index, posted modestly negative returns over the 12-month reporting, with most of the decline coming in the summer and early autumn of 2022. Following a downturn for much of 2022, equity markets experienced a change in sentiment starting in October of last year. Inflationary pressures, or at least the market’s expectations of future inflation, began to ease. While central banks globally continued to raise short- term interest rates over the past 12 months, longer-term rates have not moved much higher. Breakeven inflation rates (nominal U.S. Treasury yields minus TIPS yields), which generally serve as a gauge of forward inflation expectations, also continued to decline over the reporting period, Energy prices, particularly oil, fell sharply over the period. In October 2022, China began to loosen its COVID-induced lockdown policy and focus on reopening its economy, which propelled global equity markets higher as China is the second-largest economy in the world.

European equities were the strongest performing region within the MSCI All Country World Ex-US Net Index over the 12-month reporting period, followed by Japan. Both the emerging and developed markets in the Asia ex-Japan region, along with Latin America, were the primary market laggards for the period.

Sector performance was divergent during the reporting period. The materials (especially large mining stocks), real estate and communication services sectors underperformed the overall MSCI All Country World Ex-US Net Index. Mega-cap stocks in Europe generally performed well, especially the large bellwether consumer staples and health care companies. The energy and financials (especially banks) sectors underperformed the broader benchmark index. Shares of information technology (particularly semiconductor manufacturers and software companies) also performed well as growth investing come back in vogue in 2023.

From an alpha source perspective, the value factor underperformed the MSCI All Country World Ex-US Net Index in developed markets but outperformed in emerging markets over the reporting period, as its preference for energy and material stocks was a detractor. The momentum factor underperformed by the widest margin during the period as the volatile markets and investors’ shifting preferences made it difficult for trends to be sustained for a period of time. The quality factor was the strongest-performing alpha source, benefiting from its preference for large-cap pharmaceutical stocks and consumer luxury brands. Low-volatility performed in line with the MSCI All Country World Ex-US Net Index —outperforming in emerging markets, but underperforming in developed markets.

The Fund underperformed its benchmark, the MSCI All Country World Ex-US Net Index, over the 12-month reporting period. Fund performance was hampered by overweight allocations to value and momentum factors. While the Fund also was positioned with an overweight to quality, this was not enough to offset the underperformance from value and momentum. At the regional level, the Fund’s overweight allocation to Europe bolstered performance, but was offset by an underweight to Japan.

The Fund’s sub-advisors posted negative returns during the reporting period, though within our expectations. Acadian is one of the larger manager weights in the Fund and it lagged due to its momentum bias. Allspring (value) outperformed despite the lagging performance of the value factor. Lazard (quality) was the best performing manager over the reporting period, consistent with the outperformance of the quality factor.

Overall, we believe that the factor environment has been difficult, but we have conviction in the Fund’s positioning going forward. Valuation spreads are still historically wide, so we maintain our preference for value. We believe that quality stocks also have become

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incrementally more attractive over the past several years. We feel that the Fund’s momentum position is diversified and currently does not appear to be concentrated or risky. Given the Fund’s sub-advisor changes over the past year into managers in which we have higher conviction and the overweight to all three alpha sources, we believe that the Fund is well positioned going forward.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Screened World Equity Ex-US Fund, Class A	-2.55%	8.81%	3.81%	5.80%	3.39%
MSCI All Country World Ex-US Net Index	-1.41%	7.23%	2.22%	3.83%	2.58%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2023. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

World Select Equity Fund

I. Objective

The objective of the World Select Equity Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: AS Trigon Asset Management, LSV Asset Management (LSV), Mackenzie Investments Corporation, Metropole Gestion SA, Poplar Forest Capital LLC (Poplar), Rhicon Currency Management Pte Ltd (Rhicon), Sompo Asset Management Co., Ltd., StonePine Asset Management, Inc. (StonePine) and Towle & Co (Towle). SIMC also directly manages a portion of the Fund’s assets. PineStone was added during the fiscal year. Fiera Capital Inc. (Fiera), Fondmaeglerselskabet Maj Invest A/S (Maj Invest), and INTECH Investment Management LLC (INTECH) were terminated during the fiscal year.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -0.51%. The Fund’s primary benchmark, the MSCI All Country World Index Net Index —a capitalization-weighted index that measures the equity performance of large- and mid-cap securities in developed and emerging markets—returned 0.85%.

IV. Fund Attribution

Inflation expectations and the pace of monetary-policy tightening drove the market sentiment over the 12-month reporting period, as investors feared recession in the environment of slowing global economic growth and record-low unemployment rates. Market participants sought relative safety in higher-quality, profitable businesses with strong competitive advantages, and favored risk-averse trades, when central banks globally reaffirmed their commitment to proceed with interest-rate hikes despite early signs of moderating inflation. The Silicon Valley Bank collapse rippled through the markets in March 2023, and prompted monetary policymakers to reconsider the path of interest rates, which changed the investment landscape. As inflation peaked and the pace of interest-rate increases moderated, growth stocks stepped into the spotlight, with shares of mega-cap technology companies leading a strong “risk-on” rally.

During the first half of the reporting period, emerging markets underperformed the rest of the world equity markets as China's zero-COVID policy hampered the country’s economic development and weighed on regional stock markets. In October 2022, China began to loosen its COVID-induced lockdown policy and focus on reopening its economy. While the performance of U.S. equities was supported by mega-cap quality-growth companies, emerging-market investors focused on less- volatile shares amid geopolitical tensions and economic uncertainty, and favored value over growth.

The Fund underperformed its benchmark, the MSCI ACWI (Net), for the reporting period amid a challenging environment for most actively managed strategies. The Fund’s diversified positions implemented through regional fundamental value managers and a global managed volatility specialist comprised most of the Fund’s underperformance in a “big tech” rally. On the positive side, the Fund’s exposure to high-quality stocks within the U.S. and an allocation to an Emerging Europe specialist contributed to performance. Regarding sector allocation, an underweight to richly valued technology shares and semiconductor businesses was the main detractor from Fund performance for the period, whereas good stock selection within banking sector was a contributor.

Among regional sub-advisors, Poplar and Towle (U.S. Value) experienced the strongest style headwinds due to the positioning against the crowded technology trade. Negative stock-specific factors in financial services further weighed on Poplar’s performance, while Towle’s smaller-size, deeper-value implementation resulted in negative stock selection in the consumer discretionary and materials sectors.

Conversely, Trigon (Emerging Europe Value) benefited from strong performance to regional equities underpinned by strong corporate earnings and double-digit returns from the profitable and well-capitalized banking sector. Underweight positions in Polish energy and materials stocks, along with stock selection in Kazakhstan, Hungary and Turkey, also enhanced the Fund’s performance relative to the benchmark MSCI ACWI Index. StonePine (U.S. Quality) contributed positively to Fund performance, supported by investing-style tailwinds and stock selection in the retail and financials sectors.

Regarding global specialists, LSV (Global Managed Volatility) posted negative returns for the reporting period. The manager surrendered gains from early in the reporting period in the market rally in the beginning of

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2023. LSV’s secondary exposure to attractively valued areas within the low-volatility space also weighed on Fund performance. Finally, SIMC (Global Momentum) was a detractor from Fund performance for the period as the manager encountered difficulty navigating the market’s rotation away from value stocks into growth companies

Any frictional cash positions in the portfolio were equitized through index futures to be fully invested in the market at all times.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
World Select Equity Fund, Class A	-0.51%	13.69%	5.20%	6.85%
MSCI All Country World Net Index	0.85%	10.07%	6.77%	7.62%

Comparison of Change in the Value of a $100,000 Investment in the World Select Equity Fund, Class A, versus the MSCI All Country World Net Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/17. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisors as of May 31, 2023: Causeway Capital Management LLC (Causeway), JOHCM (USA) Inc. (JO Hambro), KBI Global Investors (North America) Ltd. (KBI), Robeco Institutional Asset Management US Inc. (Robeco), RWC Asset Advisers (US) LLC (RWC) and WCM Investment Management, LLC (WCM). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -4.83%. The Fund’s primary benchmark—the MSCI Emerging + Frontier Markets Index (Net)—returned -8.50%.

IV. Fund Attribution

Emerging-market stocks declined during the reporting period amid slowing global economic growth expectations. Chinese equities were a large drag on the performance of the benchmark MSCI EFM Index as the real estate sector and overall economy continued to grapple with the effects of a monetary policy-driven slowdown in growth. Although outpacing the benchmark index, Korean and Taiwanese stocks also posted negative returns due to investors’ concerns over oversupply and weak demand within the semiconductor sector. Indian and Indonesian equities outperformed the broader Asian market, driven by resilient economic growth. In Indonesia, strong demand for commodity exports helped to fuel the outperformance. Within Latin America, Brazilian equities were hampered by investors’ concerns over the outcomes of Brazil’s presidential elections and the direction of future government policy. Chilean equities also saw negative returns due to political instability in that country. Mexican stocks were a bright spot as the U.S.-led shift away from Chinese supply-chain reliance led to greater investment directed to Mexico. The Europe, Middle East and Africa (EMEA) region saw divergent returns among its constituent countries, with Eastern European countries outperforming the benchmark MSCI EFM Index, while the Middle East and South Africa underperformed the index.

Real estate was the weakest-performing sector within the MSCI EFM Index over the reporting period due to continued weakness within the Chinese real estate sector. The utilities and consumer discretionary sectors also performed poorly. Utility stocks underperformed due to a massive selloff following a short seller report targeting Indian utility companies. The consumer discretionary sector underperformed due to losses within Chinese and Brazilian retailers. The performance of the materials and communication services sectors also lagged that of the index due to weakness in China. Consumer staples and energy were the strongest-performing sectors for the period. Consumer staples companies exhibited strong fundamental performance during periods of weak market sentiment, while energy companies outperformed for myriad reasons, including investors’ perception of decreasing political interference within Brazil, which benefited Brazil’s largest energy companies.

The Fund outperformed its benchmark, the MSCI EFM Index, over the reporting period. Fund performance was bolstered mainly by allocations to small-cap stocks in frontier and emerging markets and an overweight to value stocks, which outperformed the index. The Fund’s holdings in the financials sector was the largest contributor to performance due to outsized gains from banks in smaller countries that had strong macroeconomic backdrops or experienced rebounds from market downturns. Positions in the real estate and industrials sectors also enhanced Fund performance attributable to the exposure to smaller niche property markets and strength across transportation stocks. From a regional perspective, EMEA was the primary contributor to Fund performance due to strength within the United Arab Emirates (UAE) and overweight allocations to Greece and Kazakhstan, both of which experienced rebounding economic conditions following earlier market selloffs. Asia also contributed positively to Fund performance due to strong gains from Taiwan and India. However, Fund performance was hampered by positions in Thailand and Korea. Latin America contributed modestly to Fund performance attributable to holdings in Chile and Argentina.

Regarding Fund managers, RWC was among the biggest contributors to performance for the reporting period. RWC garnered strong gains due to positions across the banking sector in multiple rebounding frontier-market countries, and in the Middle Eastern real estate sector, which are experiencing positive growth from favorable demographic trends. JO Hambro was another major positive contributor to performance as the small-cap

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manager was not exposed to large underperforming companies in China and Korea. JO Hambro achieved favorable results from holdings in the industrials and health care sectors. Robeco was a major positive contributor as well due to its value investing philosophy. The outperformance of value stocks within emerging markets led to Robeco’s strong gains in Korea, Greece, and Hungary. Causeway performed in line with the benchmark MSCI EFM Index for the period, as gains from positions in the financials and energy sectors were offset by losses within materials. KBI also performed in line with the benchmark, with notable gains in information technology and energy were offset by losses from holdings in the industrials and consumer discretionary sectors. KBI’s dividend-yield philosophy resulted in underweight exposure to stronger-performing segments of the market such as India and Indonesia. WCM slightly underperformed the benchmark for the reporting period, as weakness within the health care and communication services sectors offset a modest tailwind for the manager’s holdings in higher-quality stocks.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class A	-4.83%	8.45%	1.58%	3.08%
MSCI Emerging + Frontier Markets Index (Net)	-8.50%	3.45%	-0.67%	1.63%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging + Frontier Markets Index (Net)

1

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Ares Capital Management II, LLC (Ares), Manulife Investment Management (US) LLC (Manulife), and Wellington Management Company, LLP (Wellington). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned 4.44%. The Fund’s benchmark, the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index—which measures the return on U.S. dollar deposits with a three-month maturity—returned 3.12%.

IV. Fund Attribution

During the first half of the 12-month reporting period, risk assets generally sold off as the U.S. Federal Reserve (Fed) tightened monetary policy in an unprecedented fashion in an effort to combat persistent inflation. At the beginning of the 2023 calendar year, inflation, while still elevated, began to moderate and optimism grew that the Fed would be closer to the end of its interest rate-hiking cycle. The Fed did reduce the magnitude of its federal funds rate hikes moving to increments of 25 basis points (0.25%) in February, March, and May 2023, following an increase of 50 basis points and four consecutive 75-basis point rate hikes prior to that. While economic growth slowed as monetary policy tightening and rising input costs challenged corporate profit margins, unemployment remained historically tight, and reached a record low of 3.4% in April 2023, cooling expectations of an impending recession. Recessionary fears reached their peak in March 2023, on developing concerns of the banking sector emanating from the collapse of Silicon Valley Bank and UBS’s government-induced acquisition of Credit Suisse. At the end of the reporting period, risks of broader systemic failures in the banking sector moderated and appear to have been contained to a few idiosyncratic situations. Initially, there were lower expectations for the future path of Fed monetary policy and interest rates as banking sector volatility served to tighten lending standards. However, the central bank implemented two more rate increases at both its March and May meetings, reducing the market’s expectations for rate cuts later in 2023.

Yields increased substantially across the U.S. Treasury curve during the reporting period as inflation remained persistent and the Fed continued to tighten monetary policy aggressively and in an unprecedented fashion. The yield curve inverted during the period as investors priced in slowing longer-term growth and the belief that the Fed will ultimately bring inflation back to its target of 2%. Five-year Treasury note yields rose by 93 basis points over the 12-month period, while the 10-and 30-year yields increased by 79 and 78 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasuries over the period. The performance of spread sectors was generally positive for the period. Corporates generated positive excess returns versus comparable-duration Treasurys during the period as corporate earnings generally exceeded investors’ expectations, the economy remained resilient, and credit spreads remained range-bound. From a credit-quality perspective, BBB rated issues outperformed higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed comparable-duration Treasurys on technical headwinds, with the Fed ending its MBS purchases and beginning its balance-sheet reduction. Asset-backed securities (ABS) outperformed during the reporting period as consumer spending remained resilient amid record employment levels. However, cracks did begin to emerge in fundamentals as debt levels rose given rising auto costs and increased credit-card balances. Commercial mortgage-backed securities (CMBS) underperformed, particularly within the office sector, as remote work remains prevalent and occupancy levels are challenged.

The Fund’s allocation to spread sectors contributed to the outperformance relative to its benchmark, the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index, for the reporting period. The Fund’s allocation to bank loans bolstered performance as the sector benefited from rising interest rates. Securitized sectors, including an allocation to AAA rated collateralized loan obligations (CLOs) contributed to performance. Fund performance also benefited from allocations to corporate subsectors such as industrials and financials. Conversely, an allocation to agency mortgage-backed securities (MBS) detracted from Fund performance for the period.

Among Fund managers, Ares and Manulife outperformed the benchmark for the reporting period, while Wellington underperformed. Ares was the strongest-

SEI Institutional Investments Trust

performing manager as loans outperformed fixed-rate spread sectors such as corporate bonds. Wellington underperformed given an allocation to non-agency MBS. Allocations to asset-backed securities (ABS) and corporate bonds were positive contributors to performance.

The Fund used U.S. Treasury futures and to-be-announced (TBA) forward contracts (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae) to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Opportunistic Income Fund, Class A	4.44%	3.47%	2.80%	2.74%	1.50%
ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index	3.12%	1.14%	1.66%	1.13%	1.41%

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index

1

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Allspring Global Investments, LLC (Allspring), Jennison Associates LLC (Jennison), MetLife Investment Management, LLC (MetLife), Metropolitan West Asset Management, LLC (MetWest), Western Asset Management Company, LLC (Western) and Western Asset Management Company Limited. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -2.16%. The Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index—a capitalization-weighted index that measures the performance of intermediate-term investment-grade bonds in the U.S.—returned -2.14%.

IV. Fund Attribution

During the first half of the 12-month reporting period, risk assets generally sold off as the U.S. Federal Reserve (Fed) tightened monetary policy in an unprecedented fashion in an effort to combat persistent inflation. At the beginning of the 2023 calendar year, inflation, while still elevated, began to moderate and optimism grew that the Fed would be closer to the end of its interest rate-hiking cycle. The Fed did reduce the magnitude of its federal funds rate hikes moving to increments of 25 basis points (0.25%) in February, March, and May 2023, following an increase of 50 basis points and four consecutive 75-basis point rate hikes prior to that. While economic growth slowed as monetary policy tightening and rising input costs challenged corporate profit margins, unemployment remained historically tight, and reached a record low of 3.4% in April 2023, cooling expectations of an impending recession. Recessionary fears reached their peak in March 2023, on developing concerns of the banking sector emanating from the collapse of Silicon Valley Bank and UBS’s government-induced acquisition of Credit Suisse. At the end of the reporting period, risks of broader systemic failures in the banking sector moderated and appear to have been contained to a few idiosyncratic situations. Initially, there were lower expectations for the future path of Fed monetary policy and interest rates as banking sector volatility served to tighten lending standards. However, the central bank implemented two more rate increases at both its March and May meetings, reducing the market’s expectations for rate cuts later in 2023.

Yields increased substantially across the U.S. Treasury curve during the reporting period as inflation remained persistent and the Fed continued to tighten monetary policy aggressively and in an unprecedented fashion. The yield curve inverted during the period as investors priced in slowing longer-term growth and the belief that the Fed will ultimately bring inflation back to its target of 2%. Five-year Treasury note yields rose by 93 basis points over the 12-month period, while the 10-and 30-year yields increased by 79 and 78 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasuries over the period. The performance of spread sectors was generally positive for the period. Corporates generated positive excess returns versus comparable-duration Treasurys during the period as corporate earnings generally exceeded investors’ expectations, the economy remained resilient, and credit spreads remained range-bound. From a credit-quality perspective, BBB rated issues outperformed higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed comparable-duration Treasurys on technical headwinds, with the Fed ending its MBS purchases and beginning its balance-sheet reduction. Asset-backed securities (ABS) outperformed during the reporting period as consumer spending remained resilient amid record employment levels. However, cracks did begin to emerge in fundamentals as debt levels rose given rising auto costs and increased credit-card balances. Commercial mortgage-backed securities (CMBS) underperformed, particularly within the office sector, as remote work remains prevalent and occupancy levels are challenged.

The Fund’s duration posture was extended early in the reporting period and detracted from performance as the Fed raised the federal funds rates in 75-basis point increments at an unprecedented four consecutive meetings between June and November 2022. An overweight allocation to corporate credit enhanced Fund performance for the period as the sector generated positive excess returns. Additionally, security selection, particularly within the banking sector, contributed positively to performance as the Fund’s managers preferred money center banks. Positioning within ABS bolstered Fund performance as floating-rate structures

SEI Institutional Investments Trust

such as AAA rated collateralized loan obligations (CLOs) benefited from the rise in interest rates over the reporting period. Security selection within CMBS contributed positively to performance as the Fund’s managers favored senior structures, whereas an overweight to the sector detracted from performance amid broader concerns about commercial real estate that developed late in the period. Positioning within agency MBS had a positive impact on performance for the reporting period as the Fund shifted from an underweight to an overweight to the sector, while security selection within MBS enhanced performance as the Fund’s managers invested in specified pools relative to to-be-announced (TBA) securities (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae).

Among Fund managers, MetLife, Allspring, Jennison and MetWest outperformed the benchmark during the reporting period, while Western underperformed. Allspring was the strongest-performing manager, benefiting from security selection within agency MBS. An overweight to the MBS sector detracted from performance. MetLife benefited from positioning within ABS as well as security selection in the corporate sector. MetLife’s overweight allocations to agency MBS and CMBS detracted from Fund performance. MetWest’s outperformance was attributable to security selection in financials and agency MBS, while a primarily long duration posture was a drag on performance. Jennison performed in line with the benchmark, benefiting from conservative security selection within CMBS, while defensive positioning within the credit sector weighed on performance. Western lagged the benchmark index during the reporting period due to a long duration posture as interest rates continued to rise. An overweight to corporate credit and positioning within ABS were positives.

The Fund employed U.S. Treasury futures and interest-rate swaps to assist in managing the Fund’s duration and yield positioning. The Fund used currency forward contracts in an effort to manage currency exposures. Credit default swaps were employed to manage the Fund’s credit risk. The Treasury futures, credit default swaps, and interest-rate swap positions had limited impact on Fund performance for the period as they were used primarily for risk management purposes. Security selection within the currency forward positions had a modestly positive impact on Fund performance for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	-2.16%	-3.31%	1.23%	1.89%	4.84%
Bloomberg U.S. Aggregate Bond Index	-2.14%	-3.65%	0.81%	1.39%	4.36%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Bloomberg U.S. Aggregate Bond Index

[1]

For the year ended May 31, 2023. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Ares Capital Management II, LLC (Ares), Benefit Street Partners, LLC (Benefit), Brigade Capital Management, LP (Brigade), J.P. Morgan Investment Management, Inc. (JP Morgan) and T. Rowe Price Associates, Inc. (T. Rowe). SIMC also directly manages a portion of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -1.20%. The Fund’s benchmark, the ICE BofA U.S. High Yield Constrained Index—which tracks the performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market—returned -0.17%.

IV. Fund Attribution

Fund performance for the reporting period was hampered by security selection within the health care and basic industry sectors, as well as an overweight allocation and security selection within the media sector. Defaults gradually increased throughout the period and credit downgrades exceeded upgrades by a wide margin, suggesting even more defaults in the immediate future. However, defaults are still below their historical averages and other metrics of financial health, such as the debt/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio, interest coverage, and the cash/debt ratio, which remain reasonably healthy. The Fund’s longstanding allocation to structured credit benefited performance for the reporting period. Yields on collateralized loan obligations (CLOs) and other floating-rate fixed-income products increased over the period as a result of aggressive interest-rate hikes from the U.S. Federal Reserve, allowing these securities to outperform more traditional fixed-income assets.

Among the Fund’s managers, the performance of Ares lagged due to security selection within healthcare and basic industry. Benefit Street underperformed due to an overweight and security selection within media and an underweight and security selection within energy. Brigade’s performance lagged due to an overweight and security selection within the healthcare and media sectors. JP Morgan underperformed due to an overweight and selection within retail and healthcare. T. Rowe’s outperformance for the reporting period was attributable to an overweight and security selection within consumer goods, along with an underweight and security selection within banking.

The Fund used derivatives throughout the 12-month reporting period as a way to manage duration (a measure of a security’s price sensitivity to changes in interest rates), yield-curve positioning, and spread duration in an efficient manner. The Fund employed credit-related derivatives, which had a modestly negative impact on overall Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A	-1.20%	5.57%	3.59%	4.40%	6.52%
ICE BofA U.S. High Yield Constrained Index	-0.17%	2.97%	2.90%	3.88%	6.14%

SEI Institutional Investments Trust

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the ICE BofA U.S. High Yield Constrained Index

[1]

For the year ended May 31, 2023. Past performance is no indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks return characteristics similar to those of high- quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Income Research & Management (Income Research), Jennison Associates LLC (Jennison), Legal & General Investment Management America, Inc. (Legal & General) and Metropolitan West Asset Management, LLC (MetWest). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -5.82%. The Fund’s primary benchmark, the Bloomberg U.S. Long Government/Credit Index—which measures the performance of medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years—returned -6.18%.

IV. Fund Attribution

During the first half of the 12-month reporting period, risk assets generally sold off as the U.S. Federal Reserve (Fed) tightened monetary policy in an unprecedented fashion in an effort to combat persistent inflation. At the beginning of the 2023 calendar year, inflation, while still elevated, began to moderate and optimism grew that the Fed would be closer to the end of its interest rate-hiking cycle. The Fed did reduce the magnitude of its federal funds rate hikes moving to increments of 25 basis points (0.25%) in February, March, and May 2023, following an increase of 50 basis points and four consecutive 75-basis point rate hikes prior to that. While economic growth slowed as monetary policy tightening and rising input costs challenged corporate profit margins, unemployment remained historically tight, and reached a record low of 3.4% in April 2023, cooling expectations of an impending recession. Recessionary fears reached their peak in March 2023, on developing concerns of the banking sector emanating from the collapse of Silicon Valley Bank and UBS’s government-induced acquisition of Credit Suisse. At the end of the reporting period, risks of broader systemic failures in the banking sector moderated and appear to have been contained to a few idiosyncratic situations. Initially, there were lower expectations for the future path of Fed monetary policy and interest rates as banking sector volatility served to tighten lending standards. However, the central bank implemented two more rate increases at both its March and May meetings, reducing the market’s expectations for rate cuts later in 2023.

Yields increased substantially across the U.S. Treasury curve during the reporting period as inflation remained persistent and the Fed continued to tighten monetary policy aggressively and in an unprecedented fashion. The yield curve inverted during the period as investors priced in slowing longer-term growth and the belief that the Fed will ultimately bring inflation back to its target of 2%. Five-year Treasury note yields rose by 93 basis points over the 12-month period, while the 10-and 30-year yields increased by 79 and 78 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasuries over the period. The performance of spread sectors was generally positive for the period. Corporates generated positive excess returns versus comparable-duration Treasurys during the period as corporate earnings generally exceeded investors’ expectations, the economy remained resilient, and credit spreads remained range-bound. From a credit-quality perspective, BBB rated issues outperformed higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed comparable-duration Treasurys on technical headwinds, with the Fed ending its MBS purchases and beginning its balance-sheet reduction. Asset-backed securities (ABS) outperformed during the reporting period as consumer spending remained resilient amid record employment levels. However, cracks did begin to emerge in fundamentals as debt levels rose given rising auto costs and increased credit-card balances. Commercial mortgage-backed securities (CMBS) underperformed, particularly within the office sector, as remote work remains prevalent and occupancy levels are challenged.

The Fund outperformed its primary benchmark, the Bloomberg US Long Government/Credit Index, during the reporting period attributable mainly to an overweight allocation to corporate bonds and an underweight to U.S. Treasurys. Security selection within the corporate sector also had a positive impact on performance. A slight underweight to taxable municipal bonds and both an underweight and selection within non-corporate credit.

Among Fund managers, Legal & General and Income Research outperformed the Fund’s primary benchmark

SEI Institutional Investments Trust

over the reporting period, while Jennison and MetWest underperformed. Legal & General benefited from security selection within the industrials sector, while relative positioning within the corporate sector, including an overweight to financials, was a detractor. Income Research outperformed due to security selection in the corporate sector and an underweight to U.S. Treasurys. Jennison benefitted from security selection in the corporate sector, while an overweight to Treasurys had a negative impact on Fund performance. MetWest’s long-duration position and underweight to non-corporate credits detracted from Fund performance, while security selection in the sector was a positive contributor.

The Fund used derivatives on a limited basis during the reporting period. The Fund employed Treasury futures to help manage the risk associated with interest-rate and yield-curve positioning. These had no material impact on performance over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	-5.82%	-7.27%	1.21%	2.94%	4.34%
Bloomberg Long U.S. Government/Credit Index	-6.18%	-8.36%	0.38%	2.31%	4.82%
70/30 Blended Benchmark of Bloomberg Long U.S. Credit Index & Bloomberg Long U.S. Government Index	-5.60%	-7.61%	0.56%	2.42%	6.09%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Bloomberg Long U.S. Government/Credit Index, the 70/30 Blended Benchmark of the Bloomberg Long U.S. Credit & Bloomberg Long U.S. Government Index

1

For the year ended May 31, 2023. Past performance is no indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 70/30 Blended Benchmark, which consists of the Bloomberg U.S. Long Credit Index and the Bloomberg U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Long Duration Credit Fund

I. Objective

The Long Duration Credit Fund (the “Fund”) seeks return characteristics similar to those of high-quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Income Research & Management (Income Research), Jennison Associates LLC (Jennison), Legal & General Investment Management America, Inc. (Legal & General), MetLife Investment Management, LLC (MetLife), and Metropolitan West Asset Management, LLC (MetWest). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -5.33%. The Fund’s benchmark, the Bloomberg Long A+ U.S. Credit Index—which measures the performance of long-term corporate bonds with a credit rating of A or better—returned -5.18%.

IV. Fund Attribution

During the first half of the 12-month reporting period, risk assets generally sold off as the U.S. Federal Reserve (Fed) tightened monetary policy in an unprecedented fashion in an effort to combat persistent inflation. At the beginning of the 2023 calendar year, inflation, while still elevated, began to moderate and optimism grew that the Fed would be closer to the end of its interest rate-hiking cycle. The Fed did reduce the magnitude of its federal funds rate hikes moving to increments of 25 basis points (0.25%) in February, March, and May 2023, following an increase of 50 basis points and four consecutive 75-basis point rate hikes prior to that. While economic growth slowed as monetary policy tightening and rising input costs challenged corporate profit margins, unemployment remained historically tight, and reached a record low of 3.4% in April 2023, cooling expectations of an impending recession. Recessionary fears reached their peak in March 2023, on developing concerns of the banking sector emanating from the collapse of Silicon Valley Bank and UBS’s government-induced acquisition of Credit Suisse. At the end of the reporting period, risks of broader systemic failures in the banking sector moderated and appear to have been contained to a few idiosyncratic situations. Initially, there were lower expectations for the future path of Fed monetary policy and interest rates as banking sector volatility served to tighten lending standards. However, the central bank implemented two more rate increases at both its March and May meetings, reducing the market’s expectations for rate cuts later in 2023.

Yields increased substantially across the U.S. Treasury curve during the reporting period as inflation remained persistent and the Fed continued to tighten monetary policy aggressively and in an unprecedented fashion. The yield curve inverted during the period as investors priced in slowing longer-term growth and the belief that the Fed will ultimately bring inflation back to its target of 2%. Five-year Treasury note yields rose by 93 basis points over the 12-month period, while the 10-and 30-year yields increased by 79 and 78 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasuries over the period. The performance of spread sectors was generally positive for the period. Corporates generated positive excess returns versus comparable-duration Treasurys during the period as corporate earnings generally exceeded investors’ expectations, the economy remained resilient, and credit spreads remained range-bound. From a credit-quality perspective, BBB rated issues outperformed higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed comparable-duration Treasurys on technical headwinds, with the Fed ending its MBS purchases and beginning its balance-sheet reduction. Asset-backed securities (ABS) outperformed during the reporting period as consumer spending remained resilient amid record employment levels. However, cracks did begin to emerge in fundamentals as debt levels rose given rising auto costs and increased credit-card balances. Commercial mortgage-backed securities (CMBS) underperformed, particularly within the office sector, as remote work remains prevalent and occupancy levels are challenged.

The Fund modestly underperformed its benchmark, the Bloomberg Long A+ U.S. Credit Index, during the reporting period. An allocation to U.S. Treasuries detracted from performance as corporate bonds outperformed. An allocation to BBB rated issues enhanced Fund performance, with higher-quality bonds underperforming lower-quality credits. Security selection within the banking sector had a positive impact on performance as the Fund’s managers preferred large money center banks. Security selection within the industrials sector also bolstered performance. The Fund’s performance within the corporate sector was hampered by an overweight allocation to financials and an underweight to industrials.

SEI Institutional Investments Trust

Among Fund managers, MetWest, Income Research, MetLife outperformed the Fund’s benchmark over the reporting period, while Jennison and Legal & General underperformed. MetWest was the top-performing manager and benefited from security selection within the banking sector, as well as an allocation to BBB rated securities. An overweight to financials detracted from Fund performance. Income Research also outperformed, benefiting from security selection within both the financials and industrials sectors, while an allocation to U.S. Treasurys weighed on performance. MetLife benefited from credit selection and an allocation to BBB rated issues; however, an overweight to financials weighed on Fund performance. Jennison’s allocation to U.S. Treasurys and an underweight to taxable muni bonds detracted from Fund performance. Security selection within the Banking sector contributed positively to performance. Legal & General’s underweight and security selection within taxable muni bonds had a negative impact on Fund performance.

The Fund used derivatives on a limited basis during the reporting period. The Fund employed Treasury futures to help manage the risk associated with interest-rate and yield-curve positioning. These had a no material impact on performance over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Credit Fund, Class A	-5.33%	-6.73%	1.03%	2.96%	3.05%
Bloomberg Long A+ U.S. Credit Index	-5.18%	-6.94%	0.55%	2.58%	2.52%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, Class A, versus the Bloomberg Long A+ U.S. Credit Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: MetLife Investment Management, LLC (MetLife), and Wellington Management Company, LLP (Wellington). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned 2.56%. The Fund’s primary benchmark, the Bloomberg Short U.S. Treasury 9-12 Month Index—which tracks the performance of U.S. Treasury securities that have a remaining maturity between 9 and 12 months—returned 1.69%.

IV. Fund Attribution

During the first half of the 12-month reporting period, risk assets generally sold off as the U.S. Federal Reserve (Fed) tightened monetary policy in an unprecedented fashion in an effort to combat persistent inflation. At the beginning of the 2023 calendar year, inflation, while still elevated, began to moderate and optimism grew that the Fed would be closer to the end of its interest rate-hiking cycle. The Fed did reduce the magnitude of its federal funds rate hikes moving to increments of 25 basis points (0.25%) in February, March, and May 2023, following an increase of 50 basis points and four consecutive 75-basis point rate hikes prior to that. While economic growth slowed as monetary policy tightening and rising input costs challenged corporate profit margins, unemployment remained historically tight, and reached a record low of 3.4% in April 2023, cooling expectations of an impending recession. Recessionary fears reached their peak in March 2023, on developing concerns of the banking sector emanating from the collapse of Silicon Valley Bank and UBS’s government-induced acquisition of Credit Suisse. At the end of the reporting period, risks of broader systemic failures in the banking sector moderated and appear to have been contained to a few idiosyncratic situations. Initially, there were lower expectations for the future path of Fed monetary policy and interest rates as banking sector volatility served to tighten lending standards. However, the central bank implemented two more rate increases at both its March and May meetings, reducing the market’s expectations for rate cuts later in 2023.

Yields increased substantially across the U.S. Treasury curve during the reporting period as inflation remained persistent and the Fed continued to tighten monetary policy aggressively and in an unprecedented fashion. The yield curve inverted during the period as investors priced in slowing longer-term growth and the belief that the Fed will ultimately bring inflation back to its target of 2%. Five-year Treasury note yields rose by 93 basis points over the 12-month period, while the 10-and 30-year yields increased by 79 and 78 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasuries over the period. The performance of spread sectors was generally positive for the period. Corporates generated positive excess returns versus comparable-duration Treasurys during the period as corporate earnings generally exceeded investors’ expectations, the economy remained resilient, and credit spreads remained range-bound. From a credit-quality perspective, BBB rated issues outperformed higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed comparable-duration Treasurys on technical headwinds, with the Fed ending its MBS purchases and beginning its balance-sheet reduction. Asset-backed securities (ABS) outperformed during the reporting period as consumer spending remained resilient amid record employment levels. However, cracks did begin to emerge in fundamentals as debt levels rose given rising auto costs and increased credit-card balances. Commercial mortgage-backed securities (CMBS) underperformed, particularly within the office sector, as remote work remains prevalent and occupancy levels are challenged.

The Fund outperformed its benchmark, the Bloomberg Short U.S. Treasury 9-12 Month Index, over the reporting period due to allocations to spread sectors such as corporate credit and ABS. Floating-rate structures such as AAA rated collateralized loan obligations (CLOs) contributed positively to Fund performance during the period as interest rates continued to rise. An allocation to agency MBS detracted from performance as the sector generally underperformed given the challenging technical environment. The Fund’s allocation to CMBS also weighed on performance given the challenges surrounding the office and retail sectors.

SEI Institutional Investments Trust

Both sub-advisors contributed to the Fund’s relative outperformance for the reporting period. MetLife benefitted from allocations to corporate bonds and prime auto loan and credit-card ABS. Wellington outperformed as well, benefiting from allocations to AAA rated CLOs and corporate bonds.

The Fund used U.S. Treasury futures to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	2.56%	0.92%	1.66%	1.46%	1.46%
Bloomberg Short U.S. Treasury 9-12 Month Index	1.69%	0.44%	1.40%	0.96%	0.84%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Bloomberg Short U.S. Treasury 9-12 Month Index

[1]

For the year ended May 31, 2023. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Colchester Global Investors Limited (Colchester), Marathon Asset Management, L.P. (Marathon), Neuberger Berman Investment Advisers LLC (Neuberger), Ninety One UK Limited (Ninety One) and Stone Harbor Investment Partners LP (Stone Harbor). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned 1.22%, while the J.P. Morgan EMBI Global Diversified Index (the “Index”)—which tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments) in the emerging markets—returned -1.48%.

IV. Fund Attribution

Hard-currency sovereign markets lost ground during the 12-month period ending May 31, 2023, while local-currency markets finished in positive territory. Several defaults in the hard-currency sovereign universe had a negative impact on both the high-yield hard currency market and investment-grade bonds. The spread on the J.P. Morgan EMBI Global Diversified Index ended the reporting period 29 basis points (0.29%) wider, with underperformance from lower-quality issues. The emerging-market (EM) local rates environment shifted from tightening EM central bank monetary policy to lower rates, supporting the returns for local rates, where the Fund added duration over the reporting period.

The Fund outperformed its benchmark, the J.P. Morgan EMBI Global Diversified Index, during the reporting period. The top contributors to Fund performance included legacy exposure to local Russian government bonds, which the managers continue to sell as exit opportunities occur, Columbian local exposure, and El Salvador hard-currency exposure. Ukraine was a notable detractor from performance as the Fund had an overweight allocation to hard-currency securities going into Russia’s invasion of the country. Ghana and Korea also weighed modestly on Fund performance over the period. The duration exposure in South Africa and hard-currency Ecuador exposure were the most notable detractors from performance for the period.

Among Fund managers, Stone Harbor, Marathon and Neuberger underperformed the benchmark over the reporting period. The performance of hard-currency specialist Stone Harbor lagged as high-yield spreads continued to widen. Positive country selection, with overweights in El Salvador, Tunisia and Angola, offset the underperformance from the high-yield beta overweight. Neuberger also carried high- yield hard currency exposure through several African bonds, which saw weak performance over the period. The positive contributions of Neuberger’s overweights in legacy Russian government bond holdings, Columbian local exposure, and Brazilian local exposure were insufficient to offset the negative impact of the beta tilt. The performance of Marathon, which tilts its idea-generation into investment-grade debt, benefited from an underweight allocation to Egypt, and an overweight to Ghana. Colchester outperformed the benchmark for the reporting period, bolstered by the exposure to Latin America and select Eastern Europe markets. The manager’s performance also benefited from the exposure to legacy Russian holdings, as well as overweights to Hungary and Mexico. Ninety One enhanced Fund performance due to currency exposure in Russia, Hungary and Columbia. The manager’s overweight allocation to South Africa was a notable detractor from performance for the period.

Currency forwards and interest-rate swaps were the primary derivatives that the Fund used over the reporting period in an effort to efficiently optimize active-currency and duration exposures. Currency forwards had a material impact on the Fund during the period, as 50% of the blended benchmark is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the currency forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Investments Trust

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	1.22%	-1.47%	-0.51%	0.25%	4.16%
50/50 Hybrid J.P. Morgan EMBI Global Diversified Index/J.P. Morgan GBI-EM Global Diversified Index	0.80%	-2.48%	-0.48%	0.44%	4.17%
J.P. Morgan EMBI Global Diversified Index	-1.48%	-2.70%	-0.13%	2.08%	4.83%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Global Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (SIMC). There were no sub-advisor changes made during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -2.09%. The Fund’s benchmark, the Bloomberg 1-5 Year U.S. TIPS Index—which measures the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned -2.05%.

IV. Fund Attribution

The Fund performed in line with its benchmark for the reporting period, as the Fund manager seeks to replicate the performance of the Bloomberg 1-5 Year U.S. TIPS Index. The U.S. Federal Reserve (Fed) increased the target range for the Fed funds rate in an unprecedented fashion, including four consecutive 75-basis point (0.75%) hikes, during the period to combat persistent inflation. Inflationary pressures moderated throughout the reporting period as the lagged effects of the Fed’s monetary policy took effect; however, the annual inflation rate remained above the Fed’s long-term target of 2%. On a relative basis, U.S. Treasury Inflation-Protected Securities (TIPS) underperformed nominal Treasurys for the period as spreads on 1-5 year breakevens tightened and investors expected the central bank’s tightening monetary policy to work and for inflation to return back to the Fed’s target rate over a longer time horizon.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class A	-2.09%	2.32%	2.65%	1.53%	2.69%
Bloomberg 1-5 Year U.S. TIPS Index	-2.05%	2.41%	2.72%	1.59%	2.65%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Bloomberg 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Limited Duration Bond Fund

I. Objective

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: MetLife Investment Management, LLC (MetLife), and Metropolitan West Asset Management, LLC (MetWest). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned 0.84%. The Fund’s primary benchmark, the ICE BofA 1-3 year U.S. Treasury Index—an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years—returned 0.03%.

IV. Fund Attribution

During the first half of the 12-month reporting period, risk assets generally sold off as the U.S. Federal Reserve (Fed) tightened monetary policy in an unprecedented fashion in an effort to combat persistent inflation. At the beginning of the 2023 calendar year, inflation, while still elevated, began to moderate and optimism grew that the Fed would be closer to the end of its interest rate-hiking cycle. The Fed did reduce the magnitude of its federal funds rate hikes moving to increments of 25 basis points (0.25%) in February, March, and May 2023, following an increase of 50 basis points and four consecutive 75-basis point rate hikes prior to that. While economic growth slowed as monetary policy tightening and rising input costs challenged corporate profit margins, unemployment remained historically tight, and reached a record low of 3.4% in April 2023, cooling expectations of an impending recession. Recessionary fears reached their peak in March 2023, on developing concerns of the banking sector emanating from the collapse of Silicon Valley Bank and UBS’s government-induced acquisition of Credit Suisse. At the end of the reporting period, risks of broader systemic failures in the banking sector moderated and appear to have been contained to a few idiosyncratic situations. Initially, there were lower expectations for the future path of Fed monetary policy and interest rates as banking sector volatility served to tighten lending standards. However, the central bank implemented two more rate increases at both its March and May meetings, reducing the market’s expectations for rate cuts later in 2023.

Yields increased substantially across the U.S. Treasury curve during the reporting period as inflation remained persistent and the Fed continued to tighten monetary policy aggressively and in an unprecedented fashion. The yield curve inverted during the period as investors priced in slowing longer-term growth and the belief that the Fed will ultimately bring inflation back to its target of 2%. Five-year Treasury note yields rose by 93 basis points over the 12-month period, while the 10-and 30-year yields increased by 79 and 78 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasuries over the period. The performance of spread sectors was generally positive for the period. Corporates generated positive excess returns versus comparable-duration Treasurys during the period as corporate earnings generally exceeded investors’ expectations, the economy remained resilient, and credit spreads remained range-bound. From a credit-quality perspective, BBB rated issues outperformed higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed comparable-duration Treasurys on technical headwinds, with the Fed ending its MBS purchases and beginning its balance-sheet reduction. Asset-backed securities (ABS) outperformed during the reporting period as consumer spending remained resilient amid record employment levels. However, cracks did begin to emerge in fundamentals as debt levels rose given rising auto costs and increased credit-card balances. Commercial mortgage-backed securities (CMBS) underperformed, particularly within the office sector, as remote work remains prevalent and occupancy levels are challenged.

The Fund outperformed its benchmark, the ICE BofA 1-3 year US Treasury Index, for the reporting period, benefiting from allocations to spread sectors such as corporate credit and ABS. Floating-rate structures such as AAA rated collateralized loan obligations (CLOs) enhanced performance during the period as interest rates continued to rise. An allocation to agency MBS detracted from Fund performance as the sector underperformed versus comparable-duration Treasuries given the challenging technical environment. An allocation to CMBS also weighed on performance given the challenges surrounding office and retail space.

Both of the Fund’s sub-advisors outperformed the benchmark during the reporting period. MetWest benefited from positions in corporate bonds and AAA

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Limited Duration Bond Fund (Concluded)

rated CLOs. An allocation to agency MBS detracted from performance. MetLife benefited from allocations to corporate credit, and prime auto loans and credit-card ABS. An allocation to CMBS had a negative impact on Fund performance.

During the reporting period, the Fund used Treasury futures to manage duration, yield-curve and market exposures and to-be-announced (TBA) forward contracts to manage market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on Fund performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Limited Duration Bond Fund, Class A	0.84%	-0.05%	1.50%	1.33%
ICE BofA 1-3 Year U.S. Treasury Index	0.03%	-0.88%	1.05%	0.84%

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the ICE BofA 1-3 Year U.S. Treasury Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Intermediate Duration Credit Fund

I. Objective

The Intermediate Duration Credit Fund (the "Fund") seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: Income Research & Management (Income Research), Legal & General Investment Management America, Inc. (Legal & General) and MetLife Investment Management, LLC (MetLife). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -1.72%. The Fund’s primary benchmark, the Bloomberg A+ U.S. Credit Index—which measures the performance of corporate bonds with a credit rating of A or better—returned -1.82%.

IV. Fund Attribution

During the first half of the 12-month reporting period, risk assets generally sold off as the U.S. Federal Reserve (Fed) tightened monetary policy in an unprecedented fashion in an effort to combat persistent inflation. At the beginning of the 2023 calendar year, inflation, while still elevated, began to moderate and optimism grew that the Fed would be closer to the end of its interest rate-hiking cycle. The Fed did reduce the magnitude of its federal-funds rate hikes moving to increments of 25 basis points (0.25%) in February, March, and May 2023, following an increase of 50 basis points and four consecutive 75-basis point rate hikes prior to that. While economic growth slowed as monetary policy tightening and rising input costs challenged corporate profit margins, unemployment remained historically tight, and reached a record low of 3.4% in April 2023, cooling expectations of an impending recession. Recessionary fears reached their peak in March 2023, on developing concerns of the banking sector emanating from the collapse of Silicon Valley Bank and UBS’s government-induced acquisition of Credit Suisse. At the end of the reporting period, risks of broader systemic failures in the banking sector moderated and appear to have been contained to a few idiosyncratic situations. Initially, there were lower expectations for the future path of Fed monetary policy and interest rates as banking sector volatility served to tighten lending standards. However, the central bank implemented two more rate increases at both its March and May meetings, reducing the market’s expectations for rate cuts later in 2023.

Yields increased substantially across the U.S. Treasury curve during the reporting period as inflation remained persistent and the Fed continued to tighten monetary policy aggressively. The yield curve inverted during the period as investors priced in slowing longer-term growth and the belief that the Fed will ultimately bring inflation back to its target of 2%. Five-year Treasury note yields rose by 93 basis points over the 12-month period, while the 10- and 30-year yields increased by 79 and 78 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasuries over the period. The performance of spread sectors was generally positive for the period. Corporates generated positive excess returns versus comparable-duration Treasurys during the period as corporate earnings generally exceeded investors’ expectations, the economy remained resilient, and credit spreads remained range-bound. From a credit-quality perspective, BBB rated issues outperformed higher-quality bonds. Agency mortgage-backed securities (MBS) underperformed comparable-duration Treasurys on technical headwinds, with the Fed ending its MBS purchases and beginning its balance-sheet reduction. Asset-backed securities (ABS) outperformed during the reporting period as consumer spending remained resilient amid record employment levels. However, cracks did begin to emerge in fundamentals as debt levels rose given rising auto costs and increased credit-card balances. Commercial mortgage-backed securities (CMBS) underperformed, particularly within the office sector, as remote work remains prevalent and occupancy levels are challenged.

The Fund slightly outperformed its benchmark, the Bloomberg A+ U.S. Credit Index, for the reporting period, benefiting from both an overweight position and security selection within the industrials sector. An allocation to BBB rated bonds, which are not represented in the benchmark index, also had a positive impact on Fund performance as lower-quality issues outperformed during the period. Conversely, security selection within the financials sector weighed on Fund performance for the period. An overweight to allocation to U.S. Treasurys also detracted from performance as the credit sector outperformed during the period.

All three Fund managers outperformed the benchmark Bloomberg A+ U.S. Credit Index for the period. Income Research benefited from security selection

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Intermediate Duration Credit Fund (Concluded)

within industrials, particularly in the consumer non-Cyclical subsector, while an overweight allocation to financials detracted from Fund performance. MetLife’s outperformance was attributable to an allocation to BBB rated bonds, while an allocation to Treasurys detracted from Fund performance. Security selection within the industrials sector also was a positive contributor to performance. Legal & General outperformed during the reporting period due to an underweight to the non-corporate sector. Security selection within the industrials sector detracted from Fund performance for the period.

The Fund used derivatives on a limited basis over the reporting period. The Fund employed Treasury futures to help to manage the risk associated with interest-rate and yield-curve positioning. These did not have a material impact on performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Intermediate Duration Credit Fund, Class A	-1.72%	-3.12%	1.55%	1.70%
Bloomberg A+ U.S. Credit Index	-1.82%	-3.53%	1.20%	1.38%

Comparison of Change in the Value of a $100,000 Investment in the Intermediate Duration Credit Fund, Class A, versus the Bloomberg A+ U.S. Credit Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 3/31/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the "Fund") seeks long-term total return.

II. Investment Approach

The Fund is managed by a sub-advisor under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to the sub-advisor are managed directly by SIMC. The Fund utilized the following sub-advisor as of May 31, 2023: SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -0.22%. The Fund’s primary benchmark, the S&P 500 Index —a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 2.92%.

IV. Fund Attribution

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which typically serves as the most significant driver of the Fund. The mixed performance of the S&P 500 Index for the reporting period was driven primarily by strong performance in the information technology sector. Weakness in the real estate, energy, materials and utilities sectors offset much of the positive performance in information technology.

The largest detractor from Fund performance was a long commodities position. This exposure was hampered by concerns over lower demand as investors anticipated slower growth as a result of central bank tightening globally. Additionally, China’s economic reopening after a longer period of strict COVID 19-induced policies failed to live up to expectations in the first quarter of 2023. A position in a National Financial Conditions Index total return swap detracted from Fund performance over the reporting period as financial conditions strengthened in the U.S. despite the Federal Reserve’s aggressive monetary tightening program. The National Financial Conditions Index monitors U.S. financial conditions in money markets, debt and equity markets, and the banking system. A position in 10-year Consumer Price Index (CPI) swaps weighed on Fund performance as market expectations for inflation were subdued over the period. The Fund’s short position in S&P 500 Index futures detracted from performance as the U.S. equity market proved resilient in the first five months of 2023, despite concerns over a potential looming recession.

Toward the end of the reporting period, the Fund manager added several active positions, including put options on the Japanese yen versus the U.S. dollar, Japanese short term interest rates and a position in gold which detracted modestly from Fund performance.

The Fund employs derivatives to obtain tactical exposures. Over the reporting period, these derivatives included futures, options, interest-rate swaps, and total-return swaps. The use of derivatives had a material impact on performance since all active trades are implemented through their use.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class A	-0.22%	14.28%	10.96%	12.08%	12.62%
S&P 500 Index	2.92%	12.92%	11.01%	11.99%	13.15%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2023 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2023: AllianceBernstein L.P. (AllianceBernstein), Columbia Management Investment Advisers, LLC (Columbia), Credit Suisse Asset Management, LLC (Credit Suisse), and Franklin Advisers, Inc. (Franklin). Columbia manages a wholly owned subsidiary of the Fund and has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse manages a wholly-owned subsidiary of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2023, the Fund’s Class A shares returned -6.04%. The Fund’s primary benchmark, the Bloomberg 1-5 Year U.S. TIPS Index—which measures the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned -2.05%.

IV. Fund Attribution

Inflation-sensitive assets, such as commodities and U.S. Treasury inflation-protected securities (TIPS), lost ground during the reporting period. U.S. Treasury Inflation-Protected Securities (TIPS) returned -2.05% (as measured by the Bloomberg 1-5 Year US TIPS Index), while commodities returned -22.48% (as measured by the Bloomberg Commodity Index).

The majority of the Fund’s underperformance relative to the benchmark Bloomberg 1-5 Year U.S. TIPS Index for the reporting period was attributable to the exposure to commodities. The Fund’s commodities portfolio managers, Columbia and Credit Suisse, outperformed their mandate’s commodities benchmark, but each lagged the Fund’s benchmark index as slowing economic activity, favorable winter weather, and a global reallocation of commodity trade flows drove a broad-based decline in commodity prices during the reporting period. Franklin’s equity long/short strategy also weighed on Fund performance. At the sector level, the long exposure to energy and real estate hampered performance, while the short exposure to materials was a contributor.

AllianceBernstein, manager of the Fund’s TIPS allocation, contributed positively on both an absolute and a relative basis versus the Fund’s benchmark. The manager’s allocations to credit (primarily within the investment-grade and high-yield sectors) bolstered Fund performance over the reporting period, while the exposure to TIPS had a negative impact. Amid improving risk sentiment, credit sectors outperformed government bonds during the period as signs of moderating inflation and better-than-expected economic growth led investors to discount their recessionary fears.

During the reporting period, the Fund used equity-index futures to hedge broad equity-market exposure, bond futures and interest-rate swaps to hedge duration, credit default swaps (CDS) to hedge credit risk, and commodity futures to obtain diversified strategic exposure to commodities. The Fund’s allocation to commodity futures detracted from performance, as did the exposure obtained through equity-index futures, although it provided the intended hedging; bond futures, interest-rate swaps, and CDS contributed to Fund performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Real Return Fund, Class A	-6.04%	7.50%	3.72%	1.16%	0.33%
Bloomberg 1-5 Year U.S. TIPS Index	-2.05%	2.41%	2.72%	1.59%	1.41%
Blended 70% Bloomberg 1-5 Year U.S. TIPS Total Return Index / 20% Bloomberg Commodity Index Total Return Index / 10% S&P 500 Index	-5.83%	6.53%	3.91%	2.13%	1.44%

SEI Institutional Investments Trust

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Bloomberg 1-5 Year U.S. TIPS Index and Blended 70% Bloomberg 1-5 Year U.S. TIPS Total Return Index / 20% Bloomberg Commodity Index Total Return Index / 10% S&P 500 Index

1

For the year ended May 31, 2023. Past performance is not an indication of future performance. Class A shares were offered beginning 7/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.7%

Communication Services — 6.9%
Alphabet Inc, Cl A *	31,186	$3,832
Alphabet Inc, Cl C *	78,487	9,683
AT&T Inc	279,245	4,393
BCE Inc	65,612	2,959
Comcast Corp, Cl A	143,341	5,640
Electronic Arts Inc	1,733	222
Fox Corp	44,900	1,401
IAC Inc *	5,290	295
Integral Ad Science Holding Corp *	17,413	329
Liberty Global PLC, Cl A *	2,446	40
Liberty Media Corp-Liberty Formula One, Cl C *	20,038	1,411
Match Group Inc *	12,565	433
Meta Platforms Inc, Cl A *	28,587	7,568
Netflix Inc *	5,704	2,254
Nexstar Media Group Inc, Cl A	9,845	1,486
Omnicom Group Inc	1,175	104
Pinterest Inc, Cl A *	2,622	63
Roku Inc, Cl A *	556	32
Spotify Technology SA *	1,639	244
Trade Desk Inc/The, Cl A *	18,376	1,288
Verizon Communications Inc	64,000	2,280
Walt Disney Co/The *	28,553	2,512
Warner Bros Discovery Inc *	17,400	196

		48,665
Consumer Discretionary — 8.7%
Advance Auto Parts Inc	4,020	293
Amazon.com Inc *	118,853	14,331
AutoNation Inc *	5,400	707
AutoZone Inc *	248	592
Best Buy Co Inc	11,600	843
Booking Holdings Inc *	466	1,169
Capri Holdings Ltd *	12,200	428

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chipotle Mexican Grill Inc, Cl A *	50	$104
DraftKings Inc, Cl A *	32,564	760
Duolingo Inc, Cl A *	1,359	203
eBay Inc	30,808	1,311
Foot Locker Inc	24,800	628
Ford Motor Co	215,902	2,591
General Motors Co	69,559	2,254
Genuine Parts Co	22,358	3,330
Goodyear Tire & Rubber Co/The *	58,400	802
Graham Holdings Co, Cl B	223	126
Green Brick Partners Inc *	5,226	250
Harley-Davidson Inc	25,500	793
Hilton Worldwide Holdings Inc	1,376	187
Home Depot Inc/The	6,843	1,940
KB Home	19,900	862
Kohl's Corp	13,100	240
Las Vegas Sands Corp *	6,751	372
Lowe's Cos Inc	17,325	3,485
Macy's Inc	36,200	492
McDonald's Corp	6,527	1,861
MercadoLibre Inc *	1,682	2,084
Meritage Homes Corp	1,632	188
MGM Resorts International	14,288	561
Mobileye Global, Cl A *(A)	5,055	225
NIKE Inc, Cl B	35,024	3,687
NVR Inc *	10	56
O'Reilly Automotive Inc *	547	494
Pool Corp	5,917	1,871
PulteGroup Inc	31,867	2,106
Starbucks Corp	28,619	2,794
Taylor Morrison Home Corp, Cl A *	24,917	1,057
Tesla Inc *	8,982	1,832
Toll Brothers Inc	15,044	1,019
Tri Pointe Homes Inc *	12,776	373
Trip.com Group Ltd ADR *	15,257	482
Urban Outfitters Inc *	3,343	103
Valvoline Inc	9,914	382
VF Corp	2,442	42
Whirlpool Corp	9,600	1,241

		61,551
Consumer Staples — 6.1%
Altria Group Inc	75,458	3,352
Archer-Daniels-Midland Co	11,600	820
Coca-Cola Co/The	20,579	1,228
Coca-Cola Consolidated Inc	377	249
Conagra Brands Inc	25,800	900
Constellation Brands Inc, Cl A	9,713	2,360
Costco Wholesale Corp	4,661	2,384
Diageo PLC ADR	12,305	2,067
Dollar General Corp	8,841	1,778
Estee Lauder Cos Inc/The, Cl A	4,091	753
Herbalife Ltd *	15,000	178

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hershey Co/The	3,151	$818
Kimberly-Clark Corp	21,795	2,927
Kraft Heinz Co/The	28,800	1,101
Kroger Co/The	37,700	1,709
Molson Coors Beverage Co, Cl B	24,900	1,540
Mondelez International Inc, Cl A	2,432	178
PepsiCo Inc	23,552	4,295
Philip Morris International Inc	36,998	3,330
Procter & Gamble Co/The	17,628	2,512
Spectrum Brands Holdings Inc	4,683	338
Target Corp	16,775	2,196
Tyson Foods Inc, Cl A	19,800	1,003
Unilever PLC ADR	52,470	2,620
US Foods Holding Corp *	919	37
Walgreens Boots Alliance Inc	41,400	1,257
Walmart Inc	8,746	1,284

		43,214
Energy — 4.4%
APA Corp	14,000	445
Baker Hughes Co, Cl A	8,610	235
Chesapeake Energy Corp	7,100	534
Chevron Corp	35,565	5,357
ConocoPhillips	34,343	3,410
Devon Energy Corp	23,300	1,074
Diamondback Energy Inc	9,700	1,233
EOG Resources Inc	15,275	1,639
Exxon Mobil Corp	84,252	8,609
HF Sinclair Corp	23,000	953
Marathon Petroleum Corp	15,357	1,611
Phillips 66	11,200	1,026
Pioneer Natural Resources Co	13,201	2,633
Schlumberger	18,591	796
Scorpio Tankers Inc	6,903	316
Valero Energy Corp	7,778	833
Weatherford International PLC *	4,181	236

		30,940
Financials — 15.2%
Aflac Inc	21,300	1,368
Ally Financial Inc	37,400	997
American International Group Inc	14,001	740
Ameriprise Financial Inc	12,583	3,756
Annaly Capital Management Inc ‡	19,900	376
Aon PLC, Cl A	4,717	1,454
Arch Capital Group Ltd *	1,594	111
Bank of America Corp	157,983	4,390
BankUnited Inc	13,300	252
Berkshire Hathaway Inc, Cl B *	16,008	5,140
BlackRock Inc, Cl A	3,205	2,107
Capital One Financial Corp	7,700	802
Chubb Ltd	20,512	3,811
Citigroup Inc	107,118	4,748

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Citizens Financial Group Inc	29,200	$753
CME Group Inc, Cl A	8,637	1,544
CNA Financial Corp	13,500	498
Customers Bancorp Inc *	10,400	239
Discover Financial Services	30,651	3,149
Everest Re Group Ltd	5,144	1,749
FactSet Research Systems Inc	5,207	2,004
Federated Hermes Inc, Cl B	2,307	79
Fidelity National Information Services Inc	14,231	777
Fifth Third Bancorp	37,700	915
First American Financial Corp	14,800	813
Genworth Financial Inc, Cl A *	37,349	200
Goldman Sachs Group Inc/The	5,700	1,846
Hartford Financial Services Group Inc/The	23,000	1,576
Intercontinental Exchange Inc	1,720	182
JPMorgan Chase & Co	41,816	5,675
KeyCorp	64,900	606
Lincoln National Corp	12,100	253
Markel Group Inc *	3,564	4,686
Marsh & McLennan Cos Inc	6,947	1,203
Mastercard Inc, Cl A	6,079	2,219
MetLife Inc	26,800	1,328
MGIC Investment Corp	88,026	1,331
Moody's Corp	15,432	4,890
Morgan Stanley	78,370	6,408
MSCI Inc, Cl A	5,353	2,519
Navient Corp	52,300	792
PayPal Holdings Inc *	18,487	1,146
PNC Financial Services Group Inc/The	1,274	148
Progressive Corp/The	1,878	240
Radian Group Inc	42,900	1,096
Regions Financial Corp	84,900	1,466
Reinsurance Group of America Inc, Cl A	1,802	252
S&P Global Inc	3,876	1,424
State Street Corp	19,400	1,320
Tradeweb Markets Inc, Cl A	10,957	734
Travelers Cos Inc/The	15,850	2,682
Truist Financial Corp	80,535	2,454
Unum Group *	23,000	999
US Bancorp	26,546	794
Valley National Bancorp	35,800	264
Veritex Holdings Inc	18,300	316
Visa Inc, Cl A	45,314	10,016
Wells Fargo & Co	55,751	2,219
Western Union Co/The	72,525	826
Wintrust Financial Corp	6,800	432

		107,114
Health Care — 13.5%
Abbott Laboratories	246	25
AbbVie Inc	18,523	2,555
Acadia Healthcare Co Inc *	10,687	755
Amgen	13,454	2,969

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AstraZeneca PLC ADR	19,085	$1,395
Baxter International Inc	4,177	170
Becton Dickinson	404	98
Biogen Inc *	4,182	1,240
Bio-Rad Laboratories Inc, Cl A *	1,083	404
Boston Scientific Corp *	20,266	1,043
Bristol-Myers Squibb Co	58,419	3,764
Bruker Corp	2,292	158
Cardinal Health Inc	23,400	1,926
Centene Corp *	11,000	686
Chemed Corp	4,483	2,393
Cigna Group	4,300	1,064
CVS Health Corp	27,000	1,837
Danaher Corp	11,608	2,665
Dexcom Inc *	1,184	139
Elevance Health Inc	1,272	570
Eli Lilly & Co	7,025	3,017
Exelixis Inc *	8,798	170
Gilead Sciences Inc	29,076	2,237
HCA Healthcare Inc	10,733	2,836
Humana Inc	2,006	1,007
Inspire Medical Systems Inc *	193	56
Intuitive Surgical Inc *	1,226	377
Jazz Pharmaceuticals PLC *	6,880	882
Johnson & Johnson	61,341	9,511
McKesson Corp	6,724	2,628
Medtronic PLC	42,225	3,495
Merck & Co Inc	71,253	7,867
Mettler-Toledo International Inc *	2,772	3,664
Natera Inc *	30,570	1,440
Novartis AG ADR	37,238	3,584
Organon & Co	9,134	177
Pfizer Inc	159,885	6,079
Regeneron Pharmaceuticals Inc *	134	99
Revvity Inc	1,795	207
Royalty Pharma PLC, Cl A	8,505	278
STERIS PLC	12,026	2,405
Stryker Corp	2,881	794
Tenet Healthcare Corp *	10,210	727
TransMedics Group Inc *	21,391	1,554
UnitedHealth Group Inc	15,368	7,488
Universal Health Services Inc, Cl B	11,243	1,486
Vaxcyte Inc *	20,109	996
Vertex Pharmaceuticals Inc *	1,904	616
Viatris Inc	46,500	425
West Pharmaceutical Services Inc	1,009	338
Zimmer Biomet Holdings Inc	4,081	520
Zoetis Inc, Cl A	12,569	2,049

		94,865
Industrials — 10.7%
3M Co	1,581	148
AAON Inc	684	59

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Acuity Brands Inc	3,400	$512
AGCO Corp	12,100	1,334
Allison Transmission Holdings Inc	29,100	1,376
Automatic Data Processing Inc	13,896	2,904
Axon Enterprise Inc *	701	135
Builders FirstSource Inc *	4,078	473
Caterpillar Inc	4,924	1,013
Cintas Corp	2,893	1,366
Copart Inc *	5,514	483
Cummins Inc	6,800	1,390
Deere & Co	366	127
Delta Air Lines Inc *	17,900	650
Donaldson Co Inc	3,027	177
Eaton Corp PLC	3,178	559
Emerson Electric Co	5,476	425
Encore Wire Corp	5,300	867
FedEx Corp	8,392	1,829
Ferguson PLC	3,653	529
Fortive Corp	38,251	2,491
General Dynamics Corp	14,740	3,010
GFL Environmental Inc	43,099	1,558
GXO Logistics Inc *	83,896	4,691
Hillenbrand Inc	15,200	729
Honeywell International Inc	23,568	4,516
Huntington Ingalls Industries Inc	3,900	785
Ingersoll Rand Inc	21,665	1,228
Jacobs Solutions Inc	382	42
Johnson Controls International plc	59,928	3,578
Kirby Corp *	9,534	682
Legalzoom.com Inc *	3,494	39
Lockheed Martin Corp	3,017	1,340
ManpowerGroup Inc	11,900	835
nVent Electric PLC	13,787	598
Old Dominion Freight Line Inc	116	36
Otis Worldwide Corp	29,371	2,335
Owens Corning	11,000	1,170
PACCAR Inc	16,709	1,149
Parker-Hannifin Corp	289	93
Paychex Inc	4,880	512
Raytheon Technologies Corp	38,295	3,529
Rollins Inc	17,630	693
Siemens AG ADR	44,975	3,692
Snap-on Inc	5,400	1,344
SPX Technologies Inc *	2,694	206
Textron Inc	12,100	749
TransDigm Group Inc	10,294	7,964
Union Pacific Corp	13,184	2,538
United Airlines Holdings Inc *	14,900	707
United Parcel Service Inc, Cl B	15,507	2,590
Vertiv Holdings Co, Cl A	2,644	51
Waste Connections Inc	22,330	3,051
WESCO International Inc	463	64

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Westinghouse Air Brake Technologies Corp	7,704	$714

		75,665
Information Technology — 23.0%
Accenture PLC, Cl A	5,493	1,680
Adobe Inc *	14,173	5,921
Advanced Micro Devices Inc *	9,448	1,117
Alteryx Inc, Cl A *	992	39
Amphenol Corp, Cl A	35,323	2,665
ANSYS Inc *	872	282
Apple Inc	145,094	25,718
Applied Materials Inc	18,322	2,442
Arista Networks Inc *	4,409	733
Arrow Electronics Inc *	8,200	1,038
Atlassian Corp Ltd, Cl A *	718	130
Autodesk Inc *	373	74
Braze, Cl A *	2,514	83
Broadcom Inc	13,631	11,013
Cadence Design Systems Inc *	1,843	426
CDW Corp/DE	11,144	1,913
Cisco Systems Inc	138,000	6,854
Datadog Inc, Cl A *	5,586	530
Dell Technologies Inc, Cl C	16,000	717
DXC Technology Co *	24,600	616
Dynatrace Inc *	6,237	318
First Solar Inc *	1,724	350
Fortinet Inc *	8,827	603
Freshworks, Cl A *	1,505	24
Guidewire Software Inc *	6,779	563
HashiCorp Inc, Cl A *	8,144	280
Hewlett Packard Enterprise Co	144,649	2,086
HP Inc	105,765	3,074
HubSpot Inc *	1,443	747
Intel Corp	134,050	4,215
International Business Machines Corp	5,200	669
Intuit Inc	11,428	4,790
KLA Corp	1,355	600
Lam Research Corp	271	167
Marvell Technology Inc	25,099	1,468
Microchip Technology Inc	47,846	3,601
Micron Technology Inc	1,930	132
Microsoft Corp	102,353	33,612
MongoDB Inc, Cl A *	1,487	437
Monolithic Power Systems Inc	2,615	1,281
Motorola Solutions Inc	9,628	2,714
New Relic Inc *	3,507	247
NVIDIA Corp	25,819	9,768
Okta Inc, Cl A *	4,069	370
ON Semiconductor Corp *	5,709	477
Oracle Corp	50,168	5,315
Palo Alto Networks Inc *	3,031	647
QUALCOMM Inc	9,548	1,083
Rapid7 Inc *	543	26

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Roper Technologies Inc	5,247	$2,383
salesforce.com *	17,476	3,904
SAP SE ADR	23,811	3,106
Seagate Technology Holdings PLC	11,200	673
ServiceNow Inc *	1,830	997
Smartsheet Inc, Cl A *	7,624	378
Splunk Inc *	7,185	713
Sprinklr, Cl A *	13,115	174
Squarespace Inc *	7,863	231
Synopsys Inc *	2,147	977
Taiwan Semiconductor Manufacturing Co Ltd ADR	7,232	713
Teradata Corp *	6,521	306
Twilio Inc, Cl A *	2,736	191
UiPath Inc, Cl A *	16,168	289
Varonis Systems Inc, Cl B *	4,466	117
Vishay Intertechnology Inc	46,100	1,188
VMware Inc, Cl A *	3,900	532
Wix.com Ltd *	614	47
Workday Inc, Cl A *	2,663	565
Xerox Holdings Corp	46,300	651

		161,790
Materials — 4.8%
Air Products and Chemicals Inc	21,853	5,882
Ball Corp	9,481	485
Berry Global Group Inc	16,000	915
Chemours Co/The	23,500	623
Commercial Metals Co	1,630	70
Dow Inc	58,865	2,871
Ecolab Inc	2,704	446
Huntsman Corp	37,400	888
Ingevity Corp *	10,801	510
International Paper Co	17,600	518
Linde	12,613	4,461
LyondellBasell Industries NV, Cl A	11,500	984
Martin Marietta Materials Inc	6,154	2,450
Nucor Corp	833	110
O-I Glass Inc *	39,200	812
PPG Industries Inc	8,228	1,080
Reliance Steel & Aluminum Co	18,959	4,449
Sherwin-Williams Co/The	12,600	2,870
Steel Dynamics Inc	10,300	947
Summit Materials Inc, Cl A *	6,052	191
Sylvamo Corp	11,800	465
Vulcan Materials Co	2,302	450
Westrock Co	37,200	1,042

		33,519
Real Estate — 2.7%
American Tower Corp, Cl A ‡	24,909	4,594
Boston Properties Inc ‡	19,215	935
Brixmor Property Group Inc ‡	47,400	949

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Equinix Inc ‡	4,926	$3,672
Healthpeak Properties Inc ‡	127,169	2,538
Host Hotels & Resorts Inc ‡	37,100	616
Iron Mountain Inc ‡	10,551	564
Prologis ‡	8,323	1,037
Service Properties Trust ‡	37,100	305
Simon Property Group Inc ‡	7,700	810
VICI Properties Inc, Cl A ‡	99,117	3,066

		19,086
Utilities — 1.7%
Black Hills Corp	5,620	342
Dominion Energy Inc	5,506	277
DTE Energy Co	10,003	1,076
Duke Energy Corp	37,330	3,333
Exelon Corp	9,526	378
National Fuel Gas Co	4,016	204
NextEra Energy Inc	46,415	3,410
NRG Energy Inc	34,300	1,159
PPL Corp	9,469	248
UGI Corp	14,800	414

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vistra Corp	42,000	$1,007

		11,848
Total Common Stock
(Cost $523,240) ($ Thousands)		688,257

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
5.010% **†(B)	284,797	285

Total Affiliated Partnership
(Cost $285) ($ Thousands)		285

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	17,569,927	17,570

Total Cash Equivalent
(Cost $17,570) ($ Thousands)		17,570

Total Investments in Securities — 100.2%
(Cost $541,095) ($ Thousands)		$706,112

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	39	Jun-2023	$8,071	$8,171	$100
S&P Mid Cap 400 Index E-MINI	2	Jun-2023	487	482	(5)
			$8,558	$8,653	$95

Percentages are based on Net Assets of $704,477 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $285 ($ Thousands).

SEI Institutional Investments Trust

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	688,257	–	–	688,257
Affiliated Partnership	–	285	–	285
Cash Equivalent	17,570	–	–	17,570
Total Investments in Securities	705,827	285	–	706,112

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	100	–	–	100
Unrealized Depreciation	(5)	–	–	(5)
Total Other Financial Instruments	95	–	–	95

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$35,918	$(35,633)	$—	$—	$285	$8	$—
SEI Daily Income Trust, Government Fund, Institutional Class	23,692	197,010	(203,132)	—	—	17,570	555
Totals	$23,692	$232,928	$(238,765)	$—	$—	$17,855	$563	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Disciplined Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 90.2%

Communication Services — 4.9%
Alphabet Inc, Cl A *	90,485	$11,118
Alphabet Inc, Cl C *	81,167	10,014
AT&T Inc	65,586	1,032
Electronic Arts Inc	7,523	963
Iridium Communications Inc	28,508	1,712
Liberty Global PLC, Cl A *	69,419	1,131
Live Nation Entertainment Inc *	23,560	1,883
Match Group Inc *	20,347	702
Meta Platforms Inc, Cl A *	73,233	19,386
Netflix Inc *	6,295	2,488
Nexstar Media Group Inc, Cl A	13,983	2,110
Omnicom Group Inc	7,876	695
Pinterest Inc, Cl A *	31,983	766
Trade Desk Inc/The, Cl A *	12,579	881
Verizon Communications Inc	128,135	4,565
Walt Disney Co/The *	30,989	2,726

		62,172
Consumer Discretionary — 7.2%
Advance Auto Parts Inc	11,826	862
Amazon.com Inc *	114,257	13,777
AutoZone Inc *	1,520	3,628
Best Buy Co Inc	58,450	4,248
Booking Holdings Inc *	1,551	3,891
BorgWarner Inc	44,139	1,957
Chipotle Mexican Grill Inc, Cl A *	73	152
DR Horton Inc	1,225	131
Duolingo Inc, Cl A *	2,401	359
eBay Inc	22,046	938
Ford Motor Co	310,574	3,727
General Motors Co	86,667	2,809
Genuine Parts Co	6,052	901
H&R Block Inc	69,220	2,066

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hilton Worldwide Holdings Inc	941	$128
Home Depot Inc/The	25,460	7,217
Lear Corp	1,229	151
Lennar Corp, Cl A	31,526	3,377
Lowe's Cos Inc	24,395	4,907
McDonald's Corp	16,374	4,668
NIKE Inc, Cl B	45,900	4,831
NVR Inc *	317	1,761
O'Reilly Automotive Inc *	922	833
Pool Corp	8,365	2,645
PulteGroup Inc	52,441	3,465
Ross Stores Inc	44,805	4,643
Service Corp International/US	32,439	2,063
Starbucks Corp	20,974	2,048
Tesla Inc *	13,898	2,834
Toll Brothers Inc	52,800	3,574
Valvoline Inc	10,259	395
Wynn Resorts Ltd	25,550	2,522

		91,508
Consumer Staples — 7.3%
Clorox Co/The	1,940	307
Coca-Cola Co/The	131,051	7,819
Coca-Cola Consolidated Inc	1,162	769
Colgate-Palmolive Co	65,196	4,849
Conagra Brands Inc	85,421	2,979
Constellation Brands Inc, Cl A	13,795	3,352
Costco Wholesale Corp	12,071	6,175
Dollar General Corp	32,167	6,468
Estee Lauder Cos Inc/The, Cl A	5,805	1,068
Hershey Co/The	23,250	6,038
J M Smucker Co/The	17,677	2,591
Kimberly-Clark Corp	26,497	3,558
Kraft Heinz Co/The	81,554	3,117
Mondelez International Inc, Cl A	68,801	5,051
PepsiCo Inc	53,525	9,760
Philip Morris International Inc	37,216	3,350
Post Holdings Inc *	23,172	1,969
Procter & Gamble Co/The	95,741	13,643
Sysco Corp	110,919	7,759
US Foods Holding Corp *	4,512	179
Walmart Inc	18,915	2,778

		93,579
Energy — 4.0%
Antero Resources Corp *	68,352	1,395
Baker Hughes Co, Cl A	182,456	4,972
Chesapeake Energy Corp	54,470	4,099
Chevron Corp	61,789	9,307
ConocoPhillips	2,378	236
Diamondback Energy Inc	13,773	1,751
EOG Resources Inc	58,531	6,280
EQT Corp	72,635	2,525

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Exxon Mobil Corp	71,048	$7,260
Marathon Petroleum Corp	23,349	2,449
Matador Resources Co	53,847	2,368
Phillips 66	4,124	378
Pioneer Natural Resources Co	18,727	3,735
Schlumberger NV	9,185	393
Southwestern Energy Co *	45,269	216
TechnipFMC PLC *	192,701	2,532
Valero Energy Corp	4,705	504

		50,400
Financials — 13.9%
Affiliated Managers Group Inc	5,337	742
Allstate Corp/The	50,833	5,513
American International Group Inc	70,610	3,730
Ameriprise Financial Inc	9,363	2,795
Aon PLC, Cl A	12,642	3,897
Arch Capital Group Ltd *	4,604	321
Bank of America Corp	438,504	12,186
Berkshire Hathaway Inc, Cl B *	12,238	3,929
BlackRock Inc, Cl A	4,557	2,996
Capital One Financial Corp	48,083	5,011
Chubb Ltd	8,188	1,521
Citigroup Inc	147,081	6,519
Citizens Financial Group Inc	63,775	1,644
CME Group Inc, Cl A	34,157	6,106
Comerica Inc	41,305	1,491
Corebridge Financial Inc	71,694	1,192
Discover Financial Services	29,900	3,072
Everest Re Group Ltd	2,274	773
FactSet Research Systems Inc	10,732	4,131
Fidelity National Information Services Inc	38,242	2,087
First Horizon Corp	138,160	1,424
Fiserv Inc *	1,808	203
Global Payments Inc	72,750	7,107
Goldman Sachs Group Inc/The	4,828	1,564
Intercontinental Exchange Inc	29,902	3,168
JPMorgan Chase & Co	102,303	13,884
Marsh & McLennan Cos Inc	47,425	8,213
Mastercard Inc, Cl A	17,532	6,400
Moody's Corp	5,691	1,803
Morgan Stanley	29,463	2,409
MSCI Inc, Cl A	7,803	3,672
OneMain Holdings Inc, Cl A	20,779	787
PayPal Holdings Inc *	32,254	1,999
PNC Financial Services Group Inc/The	45,644	5,287
Progressive Corp/The	42,570	5,445
Raymond James Financial Inc	35,311	3,190
Reinsurance Group of America Inc, Cl A	6,068	849
State Street Corp	146,515	9,966
Synchrony Financial	18,838	583
T Rowe Price Group Inc	17,495	1,875
Tradeweb Markets Inc, Cl A	23,490	1,573

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Travelers Cos Inc/The	17,345	$2,935
Unum Group	3,132	136
US Bancorp	118,653	3,548
Visa Inc, Cl A	53,942	11,923
Wells Fargo & Co	53,840	2,143
Willis Towers Watson PLC	25,255	5,527

		177,269
Health Care — 12.6%
Abbott Laboratories	450	46
AbbVie Inc	20,001	2,759
Agilent Technologies Inc	2,377	275
AmerisourceBergen Corp, Cl A	32,925	5,602
Amgen Inc	21,256	4,690
Baxter International Inc	44,215	1,800
Becton Dickinson & Co	2,491	602
Biogen Inc *	817	242
Bio-Rad Laboratories Inc, Cl A *	2,003	748
Bristol-Myers Squibb Co	30,473	1,964
Bruker Corp	4,162	288
Cardinal Health Inc	21,850	1,798
Centene Corp *	38,651	2,412
Chemed Corp	6,367	3,399
CVS Health Corp	103,379	7,033
Danaher Corp	33,013	7,580
Dexcom Inc *	3,004	352
Doximity Inc, Cl A *	16,342	501
Elevance Health Inc	3,398	1,522
Eli Lilly & Co	31,429	13,498
Exelixis Inc *	14,468	279
Gilead Sciences Inc	16,498	1,269
HCA Healthcare Inc	12,242	3,234
Humana Inc	4,602	2,310
Intuitive Surgical Inc *	2,666	821
Johnson & Johnson	131,858	20,446
Laboratory Corp of America Holdings	541	115
McKesson Corp	3,452	1,349
Medtronic PLC	54,542	4,514
Merck & Co Inc	14,195	1,567
Mettler-Toledo International Inc *	4,022	5,317
Neurocrine Biosciences Inc *	12,408	1,111
Perrigo Co PLC	66,736	2,133
Pfizer Inc	84,894	3,228
Regeneron Pharmaceuticals Inc *	263	193
Revvity Inc	38,192	4,404
Royalty Pharma PLC, Cl A	5,825	191
Sarepta Therapeutics Inc *	10,414	1,287
STERIS PLC	17,041	3,408
Stryker Corp	12,714	3,504
Teleflex Inc	10,328	2,424
Tenet Healthcare Corp *	25,103	1,787
Thermo Fisher Scientific Inc	6,951	3,534
United Therapeutics Corp *	623	131

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UnitedHealth Group Inc	48,550	$23,656
Universal Health Services Inc, Cl B	41,446	5,476
Vertex Pharmaceuticals Inc *	4,169	1,349
West Pharmaceutical Services Inc	1,166	390
Zimmer Biomet Holdings Inc	13,632	1,736
Zoetis Inc, Cl A	17,853	2,910

		161,184
Industrials — 9.5%
3M Co	13,754	1,283
Automatic Data Processing Inc	35,002	7,315
Axon Enterprise Inc *	1,699	328
Boeing Co/The *	19,726	4,058
Builders FirstSource Inc *	7,897	916
Caterpillar Inc	18,533	3,813
Cintas Corp	7,865	3,713
Copart Inc *	11,028	966
CSX Corp	13,633	418
Deere & Co	1,768	612
Donaldson Co Inc	5,961	349
Eaton Corp PLC	696	122
Emerson Electric Co	55,680	4,325
Equifax Inc	1,294	270
FedEx Corp	8,055	1,756
Ferguson PLC	12,612	1,828
Fortive Corp	63,687	4,147
General Electric Co	44,291	4,497
Honeywell International Inc	51,646	9,895
Ingersoll Rand Inc	50,094	2,838
Jacobs Solutions Inc	25,595	2,805
Johnson Controls International plc	15,785	942
Knight-Swift Transportation Holdings Inc, Cl A	113,637	6,249
L3Harris Technologies Inc	24,156	4,250
Lockheed Martin Corp	5,687	2,525
nVent Electric PLC	32,935	1,429
Otis Worldwide Corp	41,698	3,315
Owens Corning	8,608	915
PACCAR Inc	12,691	873
Parker-Hannifin Corp	12,858	4,120
Paychex Inc	5,179	544
Raytheon Technologies Corp	34,619	3,190
Rockwell Automation Inc	11,105	3,094
Rollins Inc	44,147	1,736
Snap-on Inc	1,693	421
Southwest Airlines Co	143,766	4,294
Tetra Tech Inc	13,923	1,914
Union Pacific Corp	22,451	4,322
United Airlines Holdings Inc *	61,061	2,898
United Parcel Service Inc, Cl B	22,591	3,773
United Rentals Inc	7,545	2,519
Verisk Analytics Inc, Cl A	8,995	1,971
Waste Connections Inc	31,711	4,333

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WW Grainger Inc	9,044	$5,870

		121,751
Information Technology — 22.0%
Accenture PLC, Cl A	7,803	2,387
Adobe Inc *	8,250	3,447
ANSYS Inc *	3,378	1,093
Apple Inc	401,231	71,118
Applied Materials Inc	43,018	5,734
Arista Networks Inc *	1,109	184
Atlassian Corp Ltd, Cl A *	19,693	3,560
Autodesk Inc *	18,955	3,779
Broadcom Inc	12,120	9,793
Cadence Design Systems Inc *	6,168	1,424
CDW Corp/DE	15,793	2,712
Cirrus Logic Inc *	3,251	253
Cisco Systems Inc	160,876	7,991
Dynatrace Inc *	8,018	409
Fair Isaac Corp *	1,535	1,209
Fortinet Inc *	21,769	1,488
GoDaddy Inc, Cl A *	28,745	2,109
Guidewire Software Inc *	11,905	988
HashiCorp Inc, Cl A *	13,526	465
Hewlett Packard Enterprise Co	191,057	2,755
HP Inc	124,107	3,607
HubSpot Inc *	2,674	1,385
Intel Corp	286,919	9,021
Intuit Inc	16,353	6,854
Juniper Networks Inc	5,333	162
KLA Corp	3,164	1,402
Lam Research Corp	3,776	2,329
Marvell Technology Inc	89,777	5,251
Microchip Technology Inc	54,853	4,128
Micron Technology Inc	5,472	373
Microsoft Corp	190,457	62,544
MongoDB Inc, Cl A *	2,676	786
Monolithic Power Systems Inc	3,621	1,774
Motorola Solutions Inc	22,095	6,229
New Relic Inc *	10,948	771
Nutanix Inc, Cl A *	57,471	1,702
NVIDIA Corp	37,876	14,330
Okta Inc, Cl A *	6,648	604
Oracle Corp	34,580	3,663
Palo Alto Networks Inc *	1,635	349
QUALCOMM Inc	68,742	7,796
salesforce.com inc *	8,763	1,958
ServiceNow Inc *	6,429	3,502
Smartsheet Inc, Cl A *	15,251	756
Splunk Inc *	17,933	1,781
Synopsys Inc *	7,293	3,318
Teradyne Inc	56,102	5,621
Twilio Inc, Cl A *	4,284	298
UiPath Inc, Cl A *	27,584	494

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Workday Inc, Cl A *	21,022	$4,456

		280,142
Materials — 3.5%
Air Products and Chemicals Inc	12,470	3,356
Avery Dennison Corp	27,455	4,424
Commercial Metals Co	13,965	597
Crown Holdings Inc	48,070	3,664
Eastman Chemical Co	34,431	2,654
Ecolab Inc	11,653	1,923
International Flavors & Fragrances Inc	29,925	2,313
Linde PLC	11,511	4,071
Martin Marietta Materials Inc	4,931	1,963
Nucor Corp	302	40
PPG Industries Inc	21,266	2,792
Reliance Steel & Aluminum Co	19,229	4,513
Sherwin-Williams Co/The	43,920	10,004
Steel Dynamics Inc	13,204	1,213
Vulcan Materials Co	5,338	1,044

		44,571
Real Estate — 2.7%
American Homes 4 Rent, Cl A ‡	159,471	5,467
American Tower Corp, Cl A ‡	12,437	2,294
Brixmor Property Group Inc ‡	89,013	1,783
Crown Castle Inc ‡	41,099	4,653
Equinix Inc ‡	7,732	5,764
Extra Space Storage Inc ‡	22,610	3,262
Invitation Homes Inc ‡	86,983	2,947
Iron Mountain Inc ‡	18,949	1,012
Lamar Advertising Co, Cl A ‡	22,638	2,035
Prologis Inc ‡	42,338	5,273

		34,490
Utilities — 2.6%
AES Corp/The	95,658	1,888
CMS Energy Corp	79,830	4,629

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Consolidated Edison Inc	15,597	$1,455
Dominion Energy Inc	18,503	930
DTE Energy Co	28,824	3,102
Entergy Corp	28,047	2,754
Exelon Corp	30,777	1,220
FirstEnergy Corp	11,567	433
Pinnacle West Capital Corp	31,041	2,399
PPL Corp	253,613	6,645
Southern Co/The	49,999	3,487
UGI Corp	73,947	2,068
Vistra Corp	103,094	2,471

		33,481
Total Common Stock
(Cost $951,675) ($ Thousands)		1,150,547

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
5.010% **†(A)	344	–

Total Affiliated Partnership
(Cost $—) ($ Thousands)		–

CASH EQUIVALENT — 4.0%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	51,400,622	51,401

Total Cash Equivalent
(Cost $51,401) ($ Thousands)		51,401

Total Investments in Securities — 94.2%
(Cost $1,003,076) ($ Thousands)		$1,201,948

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	115	Jun-2023	$23,952	$24,095	$143

A list of the open OTC Swap agreement held by the Fund at May 31, 2023, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America Merrill Lynch	United States Custom Basket of Securities	1 Month + 0.15%	Asset Returns	Monthly	12/18/2024	USD	80,781	$3,112	$–	$3,112
								$3,112	$–	$3,112

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Disciplined Equity Fund (Continued)

The following table represents the top 50 individual stock exposures or those exceeding 1% of the Custom Basket Total Return Swap as May 31, 2023:

United States Custom Basket of Long Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

131,385	ALPHABET INC REGISTERED SHS -A-	$15,308	$836	18.9%
109,294	AMAZON.COM INC REGISTERED SHS	12,153	1,025	15.0
34,681	NVIDIA CORP REGISTERED SHS	10,041	3,080	12.4
23,575	MARSH & MCLENNAN COS INC REGISTERED SHS	4,281	(198)	5.3
1,614	BOOKING HOLDINGS INC REGISTERED SHS	4,271	(222)	5.3
46,479	COLGATE-PALMOLIVE CO REGISTERED SHS	3,769	(311)	4.7
9,382	MCKESSON CORP REGISTERED SHS	3,670	(3)	4.5
3,760	O'REILLY AUTOMOTIVE INC REGISTERED SHS	3,554	(158)	4.4
31,851	D.R. HORTON INC REGISTERED SHS	3,497	(94)	4.3
49,970	PULTEGROUP INC REGISTERED SHS	3,425	(123)	4.2
45,776	EDISON INTERNATIONAL REGISTERED SHS	3,307	(216)	4.1
16,267	CADENCE DESIGN SYSTEMS INC REGISTERED SHS	3,291	465	4.1
27,709	BUILDERS FIRSTSOURCE INC REGISTERED SHS	3,274	(61)	4.1
210,863	HEWLETT PACKARD ENTERPRISE CO REGISTERED SHS	3,013	27	3.7
32,541	EXPEDIA GROUP INC REGISTERED SHS	3,001	113	3.7
42,706	THE HARTFORD FINANCIAL SERVICES GROUP INC REGISTER	2,998	(72)	3.7
31,795	TERADYNE INC REGISTERED SHS	2,996	190	3.7
100,573	US BANCORP REGISTERED SHS	2,982	25	3.7
93,287	VICI PROPERTIES INC REGISTERED SHS	2,968	(83)	3.7
45,158	TEXTRON INC REGISTERED SHS	2,894	(100)	3.6
77,068	ALCOA CORP REGISTERED SHS	2,851	(406)	3.5
31,775	MEDTRONIC PLC REGISTERED SHS	2,838	(208)	3.5
18,783	CHENIERE ENERGY INC REGISTERED SHS	2,814	(188)	3.5
41,803	MICRON TECHNOLOGY INC REGISTERED SHS	2,702	149	3.3
113,081	PURE STORAGE INC REGISTERED SHS -A-	2,671	585	3.3
277,258	KEYCORP REGISTERED SHS	2,666	(76)	3.3
24,854	SIMON PROPERTY GROUP INC REGISTERED SHS	2,658	(44)	3.3
22,174	MERCK & CO INC REGISTERED SHS	2,580	(132)	3.2
111,081	DROPBOX INC REGISTERED SHS -A-	2,512	46	3.1
132,923	NEWS CORP REGISTERED SHS -A-	2,495	(61)	3.1
67,382	PBF ENERGY INC REGISTERED SHS -A-	2,448	32	3.0
54,661	US FOODS HOLDING CORP REGISTERED SHS	2,196	(22)	2.7
7,181	ALIGN TECHNOLOGY INC REGISTERED SHS	2,135	(105)	2.6
78,571	HUNTSMAN CORP REGISTERED SHS	1,988	(122)	2.5
8,840	ESTEE LAUDER COMPANIES INC REGISTERED SHS -A-	1,779	(152)	2.2
10,209	CLOROX CO REGISTERED SHS	1,648	(33)	2.0
4,524	S&P GLOBAL INC REGISTERED SHS	1,635	27	2.0
3,483	CINTAS CORP REGISTERED SHS	1,634	11	2.0
23,563	COCA-COLA CO REGISTERED SHS	1,504	(98)	1.9
16,858	APELLIS PHARMACEUTICALS INC REGISTERED SHS	1,485	(38)	1.8
10,156	CROWDSTRIKE HOLDINGS INC REGISTERED SHS -A-	1,377	250	1.7
6,639	ALNYLAM PHARMACEUTICALS INC REGISTERED SHS	1,369	(141)	1.7
25,700	MASCO CORP REGISTERED SHS	1,346	(104)	1.7
20,106	INCYTE CORP REGISTERED SHS	1,331	(93)	1.6
11,837	AIRBNB INC REGISTERED SHS -A-	1,252	47	1.6
12,795	ETSY INC REGISTERED SHS	1,252	(215)	1.5
9,474	APTARGROUP INC REGISTERED SHS	1,142	(77)	1.4
12,339	TARGA RESOURCES CORP REGISTERED SHS	873	(34)	1.1
7,077	ZSCALER INC REGISTERED SHS	855	104	1.1

SEI Institutional Investments Trust

United States Custom Basket of Short Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(7,813)	RH REGISTERED SHS	$(2,068)	$154	(2.6)%
(100,511)	VF CORP REGISTERED SHS	(2,023)	292	(2.5)
(63,464)	HP INC REGISTERED SHS	(1,877)	32	(2.3)
(14,075)	CELSIUS HOLDINGS INC REGISTERED SHS	(1,852)	85	(2.3)
(22,450)	ON SEMICONDUCTOR CORP REGISTERED SHS	(1,850)	(27)	(2.3)
(15,828)	WILLIAMS-SONOMA INC REGISTERED SHS	(1,843)	46	(2.3)
(14,021)	PACKAGING CORP OF AMERICA REGISTERED SHS	(1,829)	90	(2.3)
(20,818)	RAYMOND JAMES FINANCIAL INC REGISTERED SHS	(1,803)	(78)	(2.2)
(11,742)	JACK HENRY & ASSOCIATES INC REGISTERED SHS	(1,801)	6	(2.2)
(4,529)	TYLER TECHNOLOGIES INC REGISTERED SHS	(1,785)	(13)	(2.2)
(15,354)	PNC FINANCIAL SERVICES GROUP INC REGISTERED SHS	(1,745)	(33)	(2.2)
(169,713)	AMCOR PLC REGISTERED SHS	(1,742)	106	(2.2)
(57,975)	UNITY SOFTWARE INC REGISTERED SHS	(1,739)	16	(2.2)
(40,707)	WOLFSPEED INC REGISTERED SHS	(1,708)	(248)	(2.1)
(78,262)	LINCOLN NATIONAL CORP REGISTERED SHS	(1,656)	19	(2.0)
(4,911)	KINSALE CAPITAL GROUP INC REGISTERED SHS	(1,637)	149	(2.0)
(207,690)	PLUG POWER INC REGISTERED SHS	(1,630)	(98)	(2.0)
(51,804)	OMEGA HEALTHCARE INVESTORS INC REGISTERED SHS	(1,534)	(10)	(1.9)
(15,198)	CULLEN/FROST BANKERS INC REGISTERED SHS	(1,514)	(9)	(1.9)
(19,130)	LIBERTY BROADBAND CORP REGISTERED SHS SERIES -C-	(1,499)	81	(1.9)
(5,141)	SAIA INC REGISTERED SHS	(1,421)	(39)	(1.8)
(33,490)	ESSENTIAL UTILITIES INC REGISTERED SHS	(1,407)	43	(1.7)
(145,682)	NEWELL BRANDS INC REGISTERED SHS	(1,352)	141	(1.7)
(5,826)	RBC BEARINGS INC REGISTERED SHS	(1,291)	136	(1.6)
(21,157)	PROSPERITY BANCSHARES INC REGISTERED SHS	(1,283)	73	(1.6)
(5,679)	FIRST SOLAR INC REGISTERED SHS	(1,258)	106	(1.6)
(75,517)	HERTZ GLOBAL HOLDINGS INC REGISTERED SHS	(1,191)	7	(1.5)
(22,364)	COMMERCE BANCSHARES INC REGISTERED SHS	(1,113)	40	(1.4)
(6,439)	ASPEN TECHNOLOGY INC REGISTERED SHS	(1,074)	19	(1.3)
(4,988)	MEDPACE HOLDINGS INC REGISTERED SHS	(1,052)	20	(1.3)
(9,738)	IDACORP INC REGISTERED SHS	(1,052)	38	(1.3)
(16,607)	DARLING INGREDIENTS INC REGISTERED SHS	(1,044)	(8)	(1.3)
(4,507)	ERIE INDEMNITY CO SHS -A-	(1,043)	78	(1.3)
(13,195)	NOVOCURE LIMITED REGISTERED SHS	(1,027)	79	(1.3)
(16,481)	SOUTHSTATE CORPORATION REGISTERED SHS	(1,016)	(14)	(1.3)
(3,474)	DILLARDS INC SHS -A-	(1,012)	56	(1.3)
(210,071)	SOFI TECHNOLOGIES INC REGISTERED SHS	(1,002)	(456)	(1.2)
(15,047)	DOORDASH INC REGISTERED SHS -A-	(996)	14	(1.2)
(29,885)	LEGGETT & PLATT INC REGISTERED SHS	(976)	65	(1.2)
(54,358)	REGIONS FINANCIAL CORP REGISTERED SHS	(924)	(15)	(1.1)
(30,893)	COHERENT CORP REGISTERED SHS	(889)	(253)	(1.1)
(11,354)	BOK FINANCIAL CORP REGISTERED SHS	(886)	(37)	(1.1)
(5,916)	ROYAL GOLD INC REGISTERED SHS	(812)	80	(1.0)
(8,266)	BILL HOLDINGS INC REGISTERED SHS	(808)	(49)	(1.0)
(5,341)	AMERICAN WATER WORKS CO INC REGISTERED SHS	(788)	17	(1.0)
(5,455)	CHORD ENERGY CORPORATION REGISTERED SHS	(772)	(8)	(1.0)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Disciplined Equity Fund (Concluded)

Percentages are based on Net Assets of $1,276,028 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $– ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)		Level 3 ($)	Total ($)
Common Stock	1,150,547	–		–	1,150,547
Affiliated Partnership	–	–	^	–	–	^
Cash Equivalent	51,401	–		–	51,401
Total Investments in Securities	1,201,948	–	^	–	1,201,948

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	143	–	–	143
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	3,112	–	3,112
Total Other Financial Instruments	143	3,112	–	3,255

^	This category includes securities with a value less than $500.

*	Futures contracts and swap contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$—	$13,146	($13,146)	$—	$—	$—	$3	$—
SEI Daily Income Trust, Government Fund, Institutional Class	56,710	467,896	(473,205)	—	—	51,401	1,859	—
Totals	$56,710	$481,042	($486,351)	$—	$—	$51,401	$1,862	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 99.6%

Communication Services — 8.4%
Activision Blizzard Inc *	33,756	$2,707
Alphabet Inc, Cl A *	258,860	31,806
Alphabet Inc, Cl C *	225,080	27,768
Altice USA Inc, Cl A *	11,900	30
AMC Entertainment Holdings Inc, Cl A *	22,500	101
AT&T Inc	303,485	4,774
Cable One Inc	257	157
Charter Communications Inc, Cl A *	4,497	1,467
Comcast Corp, Cl A	178,350	7,018
DISH Network Corp, Cl A *	12,726	82
Electronic Arts Inc	11,765	1,506
Fox Corp	19,527	597
Frontier Communications Parent Inc *	10,100	150
GCI Liberty - Escrow	4,949	—
IAC Inc *	3,932	220
Interpublic Group of Cos Inc/The	14,745	548
Liberty Broadband Corp, Cl A *	1,280	95
Liberty Broadband Corp, Cl C *	4,578	339
Liberty Media Corp-Liberty Formula One, Cl A *	1,200	76
Liberty Media Corp-Liberty Formula One, Cl C *	8,900	627
Liberty Media Corp-Liberty SiriusXM, Cl A *	2,720	76
Liberty Media Corp-Liberty SiriusXM, Cl C *	6,321	177
Live Nation Entertainment Inc *	7,100	568
Lumen Technologies Inc	42,806	85
Madison Square Garden Sports Corp, Cl A	986	174
Match Group Inc *	12,496	431
Meta Platforms Inc, Cl A *	95,700	25,334
Netflix Inc *	18,800	7,430
New York Times Co/The, Cl A	7,300	259
News Corp	6,300	116
News Corp, Cl A	17,046	312
Nexstar Media Group Inc, Cl A	1,600	241
Omnicom Group Inc	7,744	683
Paramount Global, Cl A (A)	715	13
Paramount Global, Cl B (A)	22,586	343

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Pinterest Inc, Cl A *	25,400	$608
Playtika Holding Corp *	1,405	14
ROBLOX Corp, Cl A *	20,200	846
Roku Inc, Cl A *	6,100	355
Sirius XM Holdings Inc (A)	29,200	104
Spotify Technology SA *	6,100	908
Take-Two Interactive Software Inc *	7,435	1,024
T-Mobile US Inc *	24,692	3,389
Trade Desk Inc/The, Cl A *	19,600	1,374
TripAdvisor Inc *	5,167	80
Verizon Communications Inc	178,976	6,377
Walt Disney Co/The *	78,150	6,874
Warner Bros Discovery Inc *	105,736	1,193
World Wrestling Entertainment Inc, Cl A	2,200	223
ZoomInfo Technologies Inc, Cl A *	12,100	299

		139,978
Consumer Discretionary — 10.2%
ADT Inc	5,483	31
Advance Auto Parts Inc	2,708	197
Airbnb Inc, Cl A *	16,500	1,811
Amazon.com Inc *	382,840	46,163
Aptiv PLC *	12,100	1,066
Aramark	10,300	407
AutoNation Inc *	1,632	214
AutoZone Inc *	818	1,952
Bath & Body Works Inc	9,157	323
Best Buy Co Inc	8,447	614
Booking Holdings Inc *	1,678	4,210
BorgWarner Inc	9,164	406
Boyd Gaming Corp	2,400	153
Bright Horizons Family Solutions Inc *	1,500	128
Brunswick Corp/DE	3,200	242
Burlington Stores Inc *	2,900	436
Caesars Entertainment Inc *	9,200	377
Capri Holdings Ltd *	6,000	211
CarMax Inc *	6,860	495
Carnival Corp, Cl A *	43,600	490
Carter's Inc	2,100	131
Carvana Co, Cl A *	4,100	53
Chipotle Mexican Grill Inc, Cl A *	1,119	2,324
Choice Hotels International Inc	1,484	168
Churchill Downs Inc	3,200	435
Columbia Sportswear Co	2,000	148
Darden Restaurants Inc	5,168	819
Deckers Outdoor Corp *	1,100	523
Dick's Sporting Goods Inc	2,258	288
Domino's Pizza Inc	1,400	406
DoorDash Inc, Cl A *	11,400	744
DR Horton Inc	13,268	1,418
DraftKings Inc, Cl A *	15,800	369
eBay Inc	24,511	1,043
Etsy Inc *	5,600	454

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Expedia Group Inc *	5,622	$538
Five Below Inc *	2,400	414
Floor & Decor Holdings Inc, Cl A *	4,600	420
Ford Motor Co	168,084	2,017
GameStop Corp, Cl A *(A)	12,800	308
Gap Inc/The	11,221	90
Garmin Ltd	6,700	691
General Motors Co	61,200	1,983
Gentex Corp	10,364	272
Genuine Parts Co	5,711	851
Grand Canyon Education Inc *	1,200	126
H&R Block Inc	7,025	210
Hanesbrands Inc	17,772	73
Harley-Davidson Inc	5,503	171
Hasbro Inc	5,667	336
Hilton Worldwide Holdings Inc	10,733	1,461
Home Depot Inc/The	43,879	12,438
Hyatt Hotels Corp, Cl A	2,100	226
Kohl's Corp	5,319	97
Las Vegas Sands Corp *	14,693	810
Lear Corp	2,400	294
Leggett & Platt Inc	7,212	220
Lennar Corp, Cl A	11,190	1,199
Lennar Corp, Cl B	713	67
Leslie's Inc *	6,900	65
Lithia Motors Inc, Cl A	1,200	280
LKQ Corp	10,700	564
Lowe's Cos Inc	25,810	5,191
Lucid Group Inc *(A)	23,800	185
Lululemon Athletica Inc *	4,800	1,593
Macy's Inc	9,300	126
Marriott International Inc/MD, Cl A	11,294	1,895
Marriott Vacations Worldwide Corp	1,100	136
Mattel Inc *	17,642	307
McDonald's Corp	31,780	9,061
MGM Resorts International	14,239	559
Mister Car Wash Inc *	3,900	32
Mohawk Industries Inc *	2,166	199
Newell Brands Inc	19,493	162
NIKE Inc, Cl B	51,168	5,386
Nordstrom Inc (A)	5,512	84
Norwegian Cruise Line Holdings Ltd *	18,900	281
NVR Inc *	134	744
Ollie's Bargain Outlet Holdings Inc *	3,200	176
O'Reilly Automotive Inc *	2,540	2,294
Peloton Interactive Inc, Cl A *	13,900	101
Penn Entertainment Inc *	7,000	175
Penske Automotive Group Inc	1,200	166
Petco Health & Wellness Co Inc, Cl A *	3,300	25
Planet Fitness Inc, Cl A *	2,700	173
Polaris Inc	1,900	205
Pool Corp	1,700	538

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
PulteGroup Inc	10,245	$677
PVH Corp	2,200	189
QuantumScape Corp, Cl A *(A)	13,000	84
Ralph Lauren Corp, Cl A	1,880	200
RH *	900	220
Rivian Automotive Inc, Cl A *	23,700	349
Ross Stores Inc	14,376	1,490
Royal Caribbean Cruises Ltd *	8,900	721
Service Corp International/US	6,694	426
Six Flags Entertainment Corp *	4,000	102
Skechers USA Inc, Cl A *	5,800	298
Starbucks Corp	48,712	4,756
Tapestry Inc	10,367	415
Tempur Sealy International Inc	7,500	267
Tesla Inc *	111,055	22,647
Thor Industries Inc	1,400	110
TJX Cos Inc/The	50,316	3,864
Toll Brothers Inc	3,951	267
TopBuild Corp *	1,000	202
Tractor Supply Co	5,000	1,048
Travel + Leisure Co	4,368	159
Ulta Beauty Inc *	2,152	882
Under Armour Inc, Cl A *	9,700	70
Under Armour Inc, Cl C *	11,321	75
Vail Resorts Inc	1,800	438
Valvoline Inc	7,804	300
VF Corp	16,368	282
Victoria's Secret & Co *	3,852	79
Wayfair Inc, Cl A *(A)	4,000	161
Wendy's Co/The	9,175	202
Whirlpool Corp	2,416	312
Williams-Sonoma Inc	3,162	359
Wyndham Hotels & Resorts Inc	3,968	271
Wynn Resorts Ltd	4,596	454
YETI Holdings Inc *	4,400	161
Yum! Brands Inc	12,248	1,576

		169,377
Consumer Staples — 6.5%
Albertsons Cos Inc, Cl A	8,200	167
Altria Group Inc	77,740	3,453
Archer-Daniels-Midland Co	23,279	1,645
BJ's Wholesale Club Holdings Inc *	5,900	370
Boston Beer Co Inc/The, Cl A *	500	169
Brown-Forman Corp, Cl A	2,200	138
Brown-Forman Corp, Cl B	8,317	514
Bunge Ltd	6,500	602
Campbell Soup Co	7,678	388
Casey's General Stores Inc	1,400	316
Church & Dwight Co Inc	9,914	917
Clorox Co/The	5,103	807
Coca-Cola Co/The	168,040	10,025
Colgate-Palmolive Co	35,950	2,674

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Conagra Brands Inc	18,576	$648
Constellation Brands Inc, Cl A	6,631	1,611
Costco Wholesale Corp	19,081	9,761
Coty Inc, Cl A *	17,622	191
Darling Ingredients Inc *	7,000	444
Dollar General Corp	9,800	1,971
Dollar Tree Inc *	8,934	1,205
Estee Lauder Cos Inc/The, Cl A	9,508	1,750
Flowers Foods Inc	9,725	243
Freshpet Inc *	2,200	131
General Mills Inc	25,492	2,145
Grocery Outlet Holding Corp *	4,500	129
Hershey Co/The	5,998	1,558
Hormel Foods Corp	12,756	488
Ingredion Inc	2,900	303
J M Smucker Co/The	4,511	661
Kellogg Co	10,703	715
Keurig Dr Pepper Inc	36,700	1,142
Kimberly-Clark Corp	14,818	1,990
Kraft Heinz Co/The	29,102	1,112
Kroger Co/The	28,346	1,285
Lamb Weston Holdings Inc	6,362	707
McCormick & Co Inc/MD	9,986	856
Molson Coors Beverage Co, Cl B	7,762	480
Mondelez International Inc, Cl A	57,806	4,244
Monster Beverage Corp *	31,974	1,874
Olaplex Holdings Inc *	4,200	13
PepsiCo Inc	59,152	10,786
Performance Food Group Co *	6,500	359
Philip Morris International Inc	66,368	5,974
Pilgrim's Pride Corp *	2,900	64
Post Holdings Inc *	1,800	153
Procter & Gamble Co/The	101,254	14,429
Reynolds Consumer Products Inc	3,100	85
Seaboard Corp	16	61
Spectrum Brands Holdings Inc	2,118	153
Sysco Corp	22,348	1,563
Target Corp	19,475	2,550
Tyson Foods Inc, Cl A	11,665	591
US Foods Holding Corp *	9,000	358
Walgreens Boots Alliance Inc	31,225	948
Walmart Inc	61,079	8,971

		106,887
Energy — 4.1%
Antero Midstream Corp	17,300	177
Antero Resources Corp *	12,900	263
APA Corp	14,859	472
Baker Hughes Co, Cl A	39,840	1,086
Cheniere Energy Inc	10,800	1,510
Chesapeake Energy Corp	5,600	421
Chevron Corp	82,798	12,471
ConocoPhillips	52,055	5,169

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Coterra Energy Inc, Cl A	34,981	$813
Devon Energy Corp	26,627	1,228
Diamondback Energy Inc	7,617	969
DT Midstream Inc	4,882	222
Enviva Inc	1,900	17
EOG Resources Inc	25,190	2,703
EQT Corp	16,719	581
Exxon Mobil Corp	177,038	18,090
Halliburton Co	39,136	1,121
Hess Corp	12,112	1,534
HF Sinclair Corp	5,726	237
Kinder Morgan Inc	86,622	1,395
Marathon Oil Corp	28,376	629
Marathon Petroleum Corp	19,419	2,037
New Fortress Energy Inc, Cl A	1,500	39
NOV Inc	14,580	205
Occidental Petroleum Corp	34,619	1,996
ONEOK Inc	19,958	1,131
Ovintiv Inc	11,400	377
PDC Energy Inc	3,600	247
Phillips 66	20,088	1,840
Pioneer Natural Resources Co	9,832	1,961
Range Resources Corp	11,200	307
Schlumberger NV	60,955	2,611
Southwestern Energy Co *	45,300	216
Targa Resources Corp	10,100	687
Texas Pacific Land Corp	256	334
Valero Energy Corp	15,936	1,706
Vitesse Energy Inc	883	20
Williams Cos Inc/The	53,596	1,536

		68,358
Financials — 12.8%
Affiliated Managers Group Inc	1,720	239
Affirm Holdings Inc, Cl A *	7,000	104
Aflac Inc	26,012	1,670
AGNC Investment Corp ‡	26,859	247
Allstate Corp/The	11,725	1,272
Ally Financial Inc	11,500	307
American Express Co	25,372	4,023
American Financial Group Inc/OH	2,914	327
American International Group Inc	30,723	1,623
Ameriprise Financial Inc	4,580	1,367
Annaly Capital Management Inc ‡	20,902	395
Aon PLC, Cl A	8,921	2,750
Apollo Global Management Inc	19,819	1,325
Arch Capital Group Ltd *	15,900	1,108
Ares Management Corp, Cl A	7,200	627
Arthur J Gallagher & Co	9,087	1,820
Assurant Inc	2,493	299
Assured Guaranty Ltd	2,600	135
Axis Capital Holdings Ltd	3,800	197
Bank of America Corp	301,763	8,386

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Bank of Hawaii Corp (A)	2,082	$81
Bank of New York Mellon Corp/The	32,909	1,323
Bank OZK (A)	3,900	135
Berkshire Hathaway Inc, Cl B *	77,600	24,916
BlackRock Inc, Cl A	6,385	4,198
Blackstone Inc	30,800	2,638
Block Inc, Cl A *	21,900	1,323
Blue Owl Capital Inc, Cl A	14,500	149
BOK Financial Corp	1,475	120
Brighthouse Financial Inc *	1,528	62
Brown & Brown Inc	10,248	639
Capital One Financial Corp	16,425	1,712
Carlyle Group Inc/The	8,300	227
Cboe Global Markets Inc	4,800	636
Charles Schwab Corp/The	66,340	3,495
Chubb Ltd	17,991	3,343
Cincinnati Financial Corp	6,886	664
Citigroup Inc	84,304	3,736
Citizens Financial Group Inc	22,400	577
CME Group Inc, Cl A	15,070	2,694
CNA Financial Corp	1,500	55
Coinbase Global Inc, Cl A *(A)	6,800	423
Columbia Banking System Inc	6,732	135
Comerica Inc	5,753	208
Commerce Bancshares Inc/MO	4,249	204
Corebridge Financial Inc	3,600	60
Credit Acceptance Corp *(A)	300	134
Cullen/Frost Bankers Inc	2,568	257
Discover Financial Services	11,389	1,170
East West Bancorp Inc	5,900	282
Equitable Holdings Inc	14,300	351
Erie Indemnity Co, Cl A	1,119	240
Euronet Worldwide Inc *	2,100	234
Evercore Inc, Cl A	1,100	119
Everest Re Group Ltd	1,700	578
Eversource Energy	15,426	1,068
F&G Annuities & Life Inc	792	16
FactSet Research Systems Inc	1,725	664
Fidelity National Financial Inc	11,652	398
Fidelity National Information Services Inc	24,948	1,361
Fifth Third Bancorp	30,182	732
First American Financial Corp	4,500	247
First Citizens BancShares Inc/NC, Cl A	400	499
First Hawaiian Inc	6,600	109
First Horizon Corp	24,656	254
Fiserv Inc *	24,774	2,779
FleetCor Technologies Inc *	3,100	702
FNB Corp/PA	17,100	188
Franklin Resources Inc	12,649	304
Global Payments Inc	10,752	1,050
Globe Life Inc	4,087	422
Goldman Sachs Group Inc/The	14,275	4,624

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Hanover Insurance Group Inc/The	1,893	$211
Hartford Financial Services Group Inc/The	13,510	926
Huntington Bancshares Inc/OH	65,982	680
Interactive Brokers Group Inc, Cl A	4,100	317
Intercontinental Exchange Inc	23,600	2,500
Invesco Ltd	17,600	253
Jack Henry & Associates Inc	3,300	505
Janus Henderson Group PLC	5,400	142
Jefferies Financial Group Inc	7,506	226
JPMorgan Chase & Co	125,870	17,082
Kemper Corp	3,300	143
KeyCorp	41,951	392
KKR & Co Inc	24,300	1,251
Lazard Ltd, Cl A	3,800	109
Lincoln National Corp	7,788	163
Loews Corp	8,836	495
LPL Financial Holdings Inc	3,300	643
M&T Bank Corp	7,657	912
Markel Group Inc *	577	759
MarketAxess Holdings Inc	1,700	463
Marsh & McLennan Cos Inc	21,365	3,700
Mastercard Inc, Cl A	36,500	13,323
MetLife Inc	29,409	1,457
MGIC Investment Corp	10,600	160
Moody's Corp	6,727	2,132
Morgan Stanley	52,314	4,277
Morningstar Inc	1,200	246
MSCI Inc, Cl A	3,400	1,600
Nasdaq Inc	15,430	854
New York Community Bancorp Inc	29,972	308
Northern Trust Corp	9,505	684
Old Republic International Corp	9,290	227
OneMain Holdings Inc, Cl A	5,900	223
PacWest Bancorp (A)	5,900	38
PayPal Holdings Inc *	48,111	2,982
Pinnacle Financial Partners Inc	3,800	185
PNC Financial Services Group Inc/The	17,322	2,006
Popular Inc	2,853	163
Primerica Inc	1,600	291
Principal Financial Group Inc	10,708	701
Progressive Corp/The	25,280	3,234
Prosperity Bancshares Inc	3,900	223
Prudential Financial Inc	14,963	1,177
Raymond James Financial Inc	8,631	780
Regions Financial Corp	40,687	703
Reinsurance Group of America Inc, Cl A	2,699	378
RenaissanceRe Holdings Ltd	1,600	301
Rithm Capital Corp ‡	22,300	182
Robinhood Markets Inc, Cl A *	22,200	198
Rocket Cos Inc, Cl A *(A)	7,200	58
Ryan Specialty Holdings Inc, Cl A *	2,700	110
S&P Global Inc	13,776	5,062

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
SEI Investments Co †	4,542	$257
Shift4 Payments Inc, Cl A *	2,400	151
SLM Corp	8,731	133
SoFi Technologies Inc *(A)	32,100	223
Starwood Property Trust Inc ‡(A)	12,800	225
State Street Corp	15,379	1,046
Stifel Financial Corp	5,200	289
Synchrony Financial	20,118	623
Synovus Financial Corp	7,496	203
T Rowe Price Group Inc	9,830	1,053
TFS Financial Corp	2,500	28
Toast Inc, Cl A *	11,600	243
Tradeweb Markets Inc, Cl A	5,300	355
Travelers Cos Inc/The	10,175	1,722
Truist Financial Corp	54,963	1,675
Unum Group	7,905	343
Upstart Holdings Inc *	2,400	65
US Bancorp	59,997	1,794
UWM Holdings Corp	2,300	12
Virtu Financial Inc, Cl A	4,500	79
Visa Inc, Cl A	70,100	15,494
Voya Financial Inc	4,400	298
W R Berkley Corp	8,981	500
Webster Financial Corp	6,946	247
Wells Fargo & Co	163,466	6,508
Western Alliance Bancorp	5,200	176
Western Union Co/The	17,028	194
WEX Inc *	2,000	332
White Mountains Insurance Group Ltd	79	107
Willis Towers Watson PLC	4,462	976
Wintrust Financial Corp	2,900	184
Zions Bancorp NA (A)	5,602	153

		212,579
Health Care — 13.4%
10X Genomics Inc, Cl A *	4,400	231
Abbott Laboratories	73,137	7,460
AbbVie Inc	75,701	10,444
Acadia Healthcare Co Inc *	3,500	247
Agilent Technologies Inc	12,864	1,488
agilon health Inc *	8,800	175
Align Technology Inc *	3,400	961
Alnylam Pharmaceuticals Inc *	5,500	1,018
Amedisys Inc *	1,600	121
AmerisourceBergen Corp	6,924	1,178
Amgen Inc	22,658	4,999
Avantor Inc *	28,800	574
Azenta Inc *	3,800	164
Baxter International Inc	21,415	872
Becton Dickinson & Co	12,370	2,991
Biogen Inc *	5,900	1,749
BioMarin Pharmaceutical Inc *	8,000	696
Bio-Rad Laboratories Inc, Cl A *	900	336

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Bio-Techne Corp	6,564	$537
Boston Scientific Corp *	62,039	3,194
Bristol-Myers Squibb Co	91,119	5,872
Bruker Corp	5,200	359
Cardinal Health Inc	10,929	899
Catalent Inc *	8,100	302
Centene Corp *	22,758	1,420
Certara Inc *	5,700	118
Charles River Laboratories International Inc *	1,943	376
Chemed Corp	700	374
Cigna Group/The	12,802	3,167
Cooper Cos Inc/The	2,004	745
CVS Health Corp	55,099	3,748
Danaher Corp	27,702	6,361
DaVita Inc *	2,285	214
Definitive Healthcare Corp, Cl A *	600	6
DENTSPLY SIRONA Inc	9,466	342
Dexcom Inc *	16,900	1,982
Doximity Inc, Cl A *	3,700	113
Edwards Lifesciences Corp *	26,084	2,197
Elanco Animal Health Inc *	22,637	185
Elevance Health Inc	10,231	4,582
Eli Lilly & Co	36,171	15,534
Encompass Health Corp	3,800	236
Enhabit Inc *	2,550	27
Enovis Corp *	2,166	114
Envista Holdings Corp *	8,200	262
Exact Sciences Corp *	7,800	636
Exelixis Inc *	15,800	305
GE HealthCare Technologies Inc	16,256	1,293
Gilead Sciences Inc	54,734	4,211
Globus Medical Inc, Cl A *	4,000	217
Guardant Health Inc *	4,400	129
HCA Healthcare Inc	9,400	2,483
Henry Schein Inc *	6,168	456
Hologic Inc *	10,300	813
Horizon Therapeutics Plc *	9,500	950
Humana Inc	5,475	2,748
ICU Medical Inc *	1,000	175
IDEXX Laboratories Inc *	3,604	1,675
Illumina Inc *	6,805	1,338
Incyte Corp *	7,600	468
Insulet Corp *	3,000	823
Integra LifeSciences Holdings Corp *	3,600	137
Intuitive Surgical Inc *	14,915	4,591
Ionis Pharmaceuticals Inc *	7,200	294
IQVIA Holdings Inc *	8,213	1,617
Jazz Pharmaceuticals PLC *	2,700	346
Johnson & Johnson	113,609	17,616
Laboratory Corp of America Holdings	3,890	827
Maravai LifeSciences Holdings Inc, Cl A *	5,700	73

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Masimo Corp *	2,100	$340
McKesson Corp	5,870	2,294
Medtronic PLC	58,126	4,811
Merck & Co Inc	108,443	11,973
Mettler-Toledo International Inc *	949	1,254
Mirati Therapeutics Inc *	2,100	78
Moderna Inc *	13,800	1,762
Molina Healthcare Inc *	2,600	712
Natera Inc *	4,300	203
Neurocrine Biosciences Inc *	3,900	349
Novavax Inc *(A)	4,000	32
Novocure Ltd *	4,100	294
Organon & Co	9,754	189
Penumbra Inc *	1,400	430
Perrigo Co PLC	7,800	249
Pfizer Inc	243,022	9,240
Premier Inc, Cl A	6,100	153
QIAGEN NV *	9,940	449
Quest Diagnostics Inc	4,644	616
QuidelOrtho Corp *	1,900	162
Regeneron Pharmaceuticals Inc *	4,342	3,194
Repligen Corp *	2,300	386
ResMed Inc	6,012	1,267
Revvity Inc	5,734	661
Royalty Pharma PLC, Cl A	16,800	550
Sarepta Therapeutics Inc *	3,400	420
Seagen Inc *	5,800	1,135
Sotera Health Co *	4,500	63
STERIS PLC	4,300	860
Stryker Corp	15,004	4,135
Syneos Health Inc, Cl A *	5,200	216
Tandem Diabetes Care Inc *	3,300	86
Teladoc Health Inc *	7,853	182
Teleflex Inc	2,140	502
Tenet Healthcare Corp *	4,200	299
Thermo Fisher Scientific Inc	16,825	8,555
Ultragenyx Pharmaceutical Inc *	3,500	173
United Therapeutics Corp *	1,900	399
UnitedHealth Group Inc	40,220	19,597
Universal Health Services Inc, Cl B	2,876	380
Veeva Systems Inc, Cl A *	6,200	1,027
Vertex Pharmaceuticals Inc *	10,900	3,527
Viatris Inc	57,022	522
Waters Corp *	2,373	596
West Pharmaceutical Services Inc	3,200	1,071
Zimmer Biomet Holdings Inc	9,325	1,187
Zoetis Inc, Cl A	19,944	3,251

		223,022
Industrials — 9.1%
3M Co	23,362	2,180
A O Smith Corp	5,400	345
Acuity Brands Inc	1,200	181

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Advanced Drainage Systems Inc	3,100	$300
AECOM	6,116	477
AGCO Corp	2,400	265
Air Lease Corp, Cl A	5,300	201
Alaska Air Group Inc *	6,200	279
Allegion plc	3,766	394
Allison Transmission Holdings Inc	4,200	199
American Airlines Group Inc *	24,600	364
AMETEK Inc	9,328	1,353
Armstrong World Industries Inc	2,400	150
Automatic Data Processing Inc	18,192	3,802
Avis Budget Group Inc *	1,000	168
Axon Enterprise Inc *	3,000	579
AZEK Co Inc/The, Cl A *	6,100	142
Boeing Co/The *	23,493	4,832
Booz Allen Hamilton Holding Corp, Cl A	5,900	593
Broadridge Financial Solutions Inc	4,873	715
Builders FirstSource Inc *	6,300	730
BWX Technologies Inc	3,950	238
CACI International Inc, Cl A *	1,036	310
Carlisle Cos Inc	2,366	503
Carrier Global Corp	35,278	1,443
Caterpillar Inc	22,647	4,660
Ceridian HCM Holding Inc *	5,200	322
CH Robinson Worldwide Inc	5,248	496
ChargePoint Holdings Inc *(A)	14,500	140
Cintas Corp	3,757	1,774
Clarivate PLC *	22,600	176
Clean Harbors Inc *	2,000	281
Concentrix Corp	2,200	193
Copa Holdings SA, Cl A	1,200	126
Copart Inc *	17,572	1,539
Core & Main Inc, Cl A *	2,900	78
CoStar Group Inc *	16,500	1,310
Crane Co	2,100	153
Crane NXT Co	2,100	110
CSX Corp	91,188	2,797
Cummins Inc	6,312	1,290
Curtiss-Wright Corp	1,700	269
Deere & Co	11,819	4,089
Delta Air Lines Inc *	26,400	959
Donaldson Co Inc	5,444	319
Dover Corp	5,757	768
Driven Brands Holdings Inc *	2,400	60
Dun & Bradstreet Holdings Inc	8,900	89
Eaton Corp PLC	17,016	2,993
Emerson Electric Co	24,110	1,873
Equifax Inc	5,256	1,096
Esab Corp	2,166	127
Expeditors International of Washington Inc	6,848	755
Fastenal Co	25,748	1,387
FedEx Corp	9,944	2,168

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Flowserve Corp	6,800	$221
Fortive Corp	15,853	1,032
Fortune Brands Innovations Inc	5,520	334
FTI Consulting Inc *	1,700	320
Gates Industrial Corp PLC *	4,900	57
Generac Holdings Inc *	2,700	294
General Dynamics Corp	10,672	2,179
General Electric Co	46,970	4,769
Genpact Ltd	6,800	250
Graco Inc	7,872	602
GXO Logistics Inc *	5,000	280
Hayward Holdings Inc *	2,100	23
HEICO Corp	2,010	311
HEICO Corp, Cl A	3,121	380
Hertz Global Holdings Inc *	8,400	132
Hexcel Corp	2,600	179
Honeywell International Inc	28,690	5,497
Howmet Aerospace Inc	16,667	712
Hubbell Inc, Cl B	2,392	676
Huntington Ingalls Industries Inc	1,537	309
IDEX Corp	3,393	676
Illinois Tool Works Inc	13,380	2,927
Ingersoll Rand Inc	17,765	1,007
ITT Inc	3,451	263
Jacobs Solutions Inc	5,784	634
JB Hunt Transport Services Inc	3,652	610
JetBlue Airways Corp *	16,300	111
Johnson Controls International plc	28,566	1,705
KBR Inc	5,500	325
Kirby Corp *	3,100	222
Knight-Swift Transportation Holdings Inc, Cl A	6,400	352
L3Harris Technologies Inc	8,234	1,449
Landstar System Inc	1,565	274
Leidos Holdings Inc	5,673	443
Lennox International Inc	1,320	364
Lincoln Electric Holdings Inc	2,200	373
Lockheed Martin Corp	9,873	4,384
Lyft Inc, Cl A *	14,900	134
ManpowerGroup Inc	1,484	104
Masco Corp	9,279	448
MasTec Inc *	3,100	314
Masterbrand Inc *	5,520	57
MDU Resources Group Inc	8,721	254
Mercury Systems Inc *	2,800	114
Middleby Corp/The *	2,100	277
MSA Safety Inc	1,900	261
MSC Industrial Direct Co Inc, Cl A	2,320	209
Nordson Corp	2,600	567
Norfolk Southern Corp	9,895	2,060
Northrop Grumman Corp	6,278	2,734
nVent Electric PLC	7,273	315

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Old Dominion Freight Line Inc	4,300	$1,335
Oshkosh Corp	2,859	211
Otis Worldwide Corp	17,939	1,426
Owens Corning	4,200	447
PACCAR Inc	21,044	1,447
Parker-Hannifin Corp	5,304	1,700
Paychex Inc	13,907	1,459
Paycom Software Inc	2,200	616
Paycor HCM Inc *	1,700	37
Paylocity Holding Corp *	1,700	294
Pentair PLC	6,373	353
Plug Power Inc *(A)	21,700	181
Quanta Services Inc	6,367	1,131
Raytheon Technologies Corp	62,562	5,764
RB Global Inc	2,310	120
Regal Rexnord Corp	2,776	361
Republic Services Inc, Cl A	9,242	1,309
Robert Half International Inc	4,776	311
Rockwell Automation Inc	5,104	1,422
Rollins Inc	8,737	344
RXO Inc *	5,000	104
Ryder System Inc	2,206	174
Schneider National Inc, Cl B	3,000	78
Science Applications International Corp	2,500	243
Sensata Technologies Holding PLC	5,100	212
SiteOne Landscape Supply Inc *	2,200	303
Snap-on Inc	2,191	545
Southwest Airlines Co	25,720	768
Spirit AeroSystems Holdings Inc, Cl A	5,400	144
SS&C Technologies Holdings Inc	10,100	555
Stanley Black & Decker Inc	6,893	517
Stericycle Inc *	4,726	199
Sunrun Inc *	7,400	131
Tetra Tech Inc	2,200	302
Textron Inc	9,322	577
Timken Co/The	2,669	191
Toro Co/The	4,440	434
Trane Technologies PLC	9,900	1,616
TransDigm Group Inc	2,093	1,619
TransUnion	8,700	626
Trex Co Inc *	4,900	252
Uber Technologies Inc *	80,900	3,069
U-Haul Holding Co	400	21
U-Haul Holding Co, Cl B	3,600	167
Union Pacific Corp	26,132	5,031
United Airlines Holdings Inc *	14,500	688
United Parcel Service Inc, Cl B	31,241	5,217
United Rentals Inc	2,900	968
Univar Solutions Inc *	5,200	185
Valmont Industries Inc	900	236
Verisk Analytics Inc, Cl A	6,900	1,512
Vertiv Holdings Co, Cl A	15,600	301

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Waste Management Inc	17,394	$2,816
Watsco Inc	1,300	422
WESCO International Inc	1,800	247
Westinghouse Air Brake Technologies Corp	7,637	707
WillScot Mobile Mini Holdings Corp, Cl A *	9,200	396
Woodward Inc	1,800	190
WW Grainger Inc	1,887	1,225
XPO Inc *	5,000	235
Xylem Inc/NY	10,202	1,022

		150,177
Information Technology — 27.2%
Accenture PLC, Cl A	27,300	8,352
Adobe Inc *	19,602	8,190
Advanced Micro Devices Inc *	69,313	8,193
Akamai Technologies Inc *	7,218	665
Allegro MicroSystems Inc *	2,100	83
Alteryx Inc, Cl A *	3,200	125
Amdocs Ltd	5,400	509
Amphenol Corp, Cl A	25,568	1,929
Analog Devices Inc	22,003	3,910
ANSYS Inc *	3,700	1,197
Apple Inc	646,763	114,639
Applied Materials Inc	36,155	4,819
AppLovin Corp, Cl A *	9,600	240
Arista Networks Inc *	10,300	1,713
Arrow Electronics Inc *	2,789	353
Aspen Technology Inc *	970	159
Atlassian Corp Ltd, Cl A *	6,200	1,121
Autodesk Inc *	9,637	1,922
Avnet Inc	2,610	114
Bentley Systems Inc, Cl B	7,400	361
BILL Holdings Inc *	4,700	487
Black Knight Inc *	6,100	352
Broadcom Inc	16,932	13,680
Cadence Design Systems Inc *	11,363	2,624
CCC Intelligent Solutions Holdings Inc *	4,400	48
CDW Corp/DE	6,000	1,030
Ciena Corp *	6,100	285
Cirrus Logic Inc *	1,600	124
Cisco Systems Inc	176,527	8,768
Cloudflare Inc, Cl A *	12,700	878
Cognex Corp	7,700	423
Cognizant Technology Solutions Corp, Cl A	22,176	1,386
Coherent Corp *	5,283	195
Confluent Inc, Cl A *	4,200	133
Corning Inc	32,058	988
Crowdstrike Holdings Inc, Cl A *	9,200	1,473
Datadog Inc, Cl A *	11,900	1,129
Dell Technologies Inc, Cl C	10,342	463
DocuSign Inc, Cl A *	8,900	502
Dolby Laboratories Inc, Cl A	1,943	160
DoubleVerify Holdings Inc *	2,800	98

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Dropbox Inc, Cl A *	11,800	$272
DXC Technology Co *	11,036	276
Dynatrace Inc *	8,800	449
Elastic NV *	3,700	269
Enphase Energy Inc *	5,900	1,026
Entegris Inc	5,800	610
EPAM Systems Inc *	2,500	642
F5 Inc *	2,531	374
Fair Isaac Corp *	1,100	866
First Solar Inc *	4,500	913
Five9 Inc *	3,600	238
Fortinet Inc *	26,900	1,838
Gartner Inc *	3,410	1,169
Gen Digital Inc	25,848	453
GLOBALFOUNDRIES Inc *(A)	2,700	158
Globant SA *	1,700	312
GoDaddy Inc, Cl A *	6,800	499
Guidewire Software Inc *	3,500	290
Hewlett Packard Enterprise Co	55,870	806
HP Inc	41,970	1,220
HubSpot Inc *	2,000	1,036
Informatica Inc, Cl A *	1,700	30
Intel Corp	175,658	5,523
International Business Machines Corp	38,801	4,989
Intuit Inc	11,952	5,009
IPG Photonics Corp *	800	88
Jabil Inc	5,574	499
Jamf Holding Corp *	2,600	48
Juniper Networks Inc	13,025	396
Keysight Technologies Inc *	7,232	1,170
KLA Corp	5,849	2,591
Kyndryl Holdings Inc *	11,559	145
Lam Research Corp	5,752	3,547
Lattice Semiconductor Corp *	5,800	472
Littelfuse Inc	1,200	307
Lumentum Holdings Inc *	3,700	196
Manhattan Associates Inc *	2,600	472
Marvell Technology Inc	35,038	2,049
Microchip Technology Inc	22,630	1,703
Micron Technology Inc	47,416	3,234
Microsoft Corp	321,916	105,714
MKS Instruments Inc	2,900	282
MongoDB Inc, Cl A *	2,800	823
Monolithic Power Systems Inc	2,002	981
Motorola Solutions Inc	6,814	1,921
National Instruments Corp	4,504	260
nCino Inc *	2,900	80
NCR Corp *	6,589	156
NetApp Inc	9,855	654
New Relic Inc *	2,700	190
Nutanix Inc, Cl A *	10,700	317
NVIDIA Corp	101,824	38,524

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Okta Inc, Cl A *	6,000	$545
ON Semiconductor Corp *	18,500	1,547
Oracle Corp	65,120	6,899
Palantir Technologies Inc, Cl A *	72,900	1,072
Palo Alto Networks Inc *	12,462	2,659
Pegasystems Inc	2,100	102
Procore Technologies Inc *	3,100	187
PTC Inc *	4,600	618
Pure Storage Inc, Cl A *	13,600	392
Qorvo Inc *	4,800	467
QUALCOMM Inc	47,559	5,394
RingCentral Inc, Cl A *	4,300	149
Roper Technologies Inc	4,400	1,999
Salesforce Inc *	41,318	9,230
SentinelOne Inc, Cl A *	10,200	218
ServiceNow Inc *	8,800	4,794
Skyworks Solutions Inc	6,800	704
Smartsheet Inc, Cl A *	6,200	307
Snowflake Inc, Cl A *	13,700	2,265
Splunk Inc *	6,900	685
Synopsys Inc *	6,682	3,040
TD SYNNEX Corp	2,200	197
Teledyne Technologies Inc *	1,867	726
Teradata Corp *	5,489	257
Teradyne Inc	7,263	728
Texas Instruments Inc	38,908	6,765
Thoughtworks Holding Inc *	2,200	18
Trimble Inc *	11,328	529
Twilio Inc, Cl A *	6,800	473
Tyler Technologies Inc *	1,700	675
Ubiquiti Inc	300	49
UiPath Inc, Cl A *	15,800	283
Unity Software Inc *	8,800	262
Universal Display Corp	2,200	324
VeriSign Inc *	4,185	935
Viasat Inc *	3,600	161
VMware Inc, Cl A *	9,051	1,234
Vontier Corp	6,801	202
Western Digital Corp *	14,096	546
Wix.com Ltd *	2,700	206
Wolfspeed Inc *	5,000	240
Workday Inc, Cl A *	8,600	1,823
Zebra Technologies Corp, Cl A *	2,325	610
Zoom Video Communications Inc, Cl A *	10,500	705
Zscaler Inc *	4,000	542

		451,669
Materials — 2.6%
Air Products and Chemicals Inc	9,594	2,582
Albemarle Corp	5,073	982
Alcoa Corp	8,600	273
Amcor PLC	67,100	647
AptarGroup Inc	2,600	292

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Ardagh Metal Packaging SA	10,100	$36
Ashland Inc	2,176	185
Avery Dennison Corp	3,710	598
Axalta Coating Systems Ltd *	10,600	308
Ball Corp	13,800	706
Berry Global Group Inc	5,200	297
Celanese Corp, Cl A	4,683	487
CF Industries Holdings Inc	8,230	506
Chemours Co/The	4,300	114
Cleveland-Cliffs Inc *	22,500	312
Corteva Inc	29,476	1,577
Crown Holdings Inc	5,451	416
Dow Inc	30,676	1,496
DuPont de Nemours Inc	19,109	1,284
Eagle Materials Inc	1,700	277
Eastman Chemical Co	4,528	349
Ecolab Inc	10,955	1,808
Element Solutions Inc	11,900	213
FMC Corp	5,620	585
Freeport-McMoRan Inc, Cl B	62,224	2,137
Ginkgo Bioworks Holdings Inc *(A)	51,000	81
Graphic Packaging Holding Co	14,600	349
Huntsman Corp	6,029	143
International Flavors & Fragrances Inc	10,852	839
International Paper Co	16,055	473
Linde PLC	21,300	7,533
Louisiana-Pacific Corp	2,600	152
LyondellBasell Industries NV, Cl A	11,160	955
Martin Marietta Materials Inc	2,663	1,060
Mosaic Co/The	14,078	450
MP Materials Corp *	5,300	110
NewMarket Corp	300	117
Newmont Corp	33,933	1,376
Nucor Corp	10,890	1,438
Olin Corp	5,500	260
Packaging Corp of America	4,099	508
PPG Industries Inc	9,665	1,269
Reliance Steel & Aluminum Co	2,700	634
Royal Gold Inc	2,600	322
RPM International Inc	5,569	444
Scotts Miracle-Gro Co/The, Cl A	2,106	133
Sealed Air Corp	6,268	237
Sherwin-Williams Co/The	10,211	2,326
Silgan Holdings Inc	4,308	194
Sonoco Products Co	4,146	248
Southern Copper Corp	4,268	285
SSR Mining Inc	11,900	176
Steel Dynamics Inc	7,100	652
United States Steel Corp	10,400	218
Vulcan Materials Co	5,757	1,125
Westlake Corp	1,700	177

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Westrock Co	11,045	$309

		43,060
Real Estate — 2.8%
Alexandria Real Estate Equities Inc ‡	7,200	817
American Homes 4 Rent, Cl A ‡	14,300	490
American Tower Corp, Cl A ‡	19,912	3,673
Americold Realty Trust Inc ‡	11,600	340
Apartment Income REIT Corp ‡	6,805	236
AvalonBay Communities Inc ‡	6,241	1,086
Boston Properties Inc ‡	6,984	340
Brixmor Property Group Inc ‡	15,100	302
Camden Property Trust ‡	4,647	485
CBRE Group Inc, Cl A *	13,917	1,043
Cousins Properties Inc ‡	7,900	157
Crown Castle Inc ‡	18,496	2,094
CubeSmart ‡	9,000	400
Digital Realty Trust Inc ‡	12,796	1,311
Douglas Emmett Inc ‡	8,600	100
EastGroup Properties Inc ‡	1,600	263
EPR Properties ‡	3,800	159
Equinix Inc ‡	3,863	2,880
Equity LifeStyle Properties Inc ‡	7,700	486
Equity Residential ‡	15,877	965
Essex Property Trust Inc ‡	2,963	640
Extra Space Storage Inc ‡	6,000	866
Federal Realty Investment Trust ‡	3,496	308
First Industrial Realty Trust Inc ‡	4,600	239
Gaming and Leisure Properties Inc ‡	10,635	512
Healthcare Realty Trust Inc, Cl A ‡	15,700	292
Healthpeak Properties Inc ‡	24,074	481
Highwoods Properties Inc ‡	5,400	112
Host Hotels & Resorts Inc ‡	33,340	553
Howard Hughes Corp/The *	1,073	80
Hudson Pacific Properties Inc ‡	7,600	36
Invitation Homes Inc ‡	27,200	922
Iron Mountain Inc ‡	12,903	689
JBG SMITH Properties ‡	6,318	89
Jones Lang LaSalle Inc *	2,100	295
Kilroy Realty Corp ‡	6,000	163
Kimco Realty Corp ‡	25,071	461
Lamar Advertising Co, Cl A ‡	3,840	345
Life Storage Inc ‡	3,350	427
Medical Properties Trust Inc ‡(A)	29,900	247
Mid-America Apartment Communities Inc ‡	4,950	728
National Storage Affiliates Trust ‡	4,700	172
NNN REIT Inc ‡	8,800	374
Omega Healthcare Investors Inc ‡	10,400	310
Opendoor Technologies Inc *	23,600	62
Park Hotels & Resorts Inc ‡	12,188	158
Prologis Inc ‡	39,003	4,858
Public Storage ‡	6,468	1,832
Rayonier Inc ‡	7,504	220

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Realty Income Corp ‡	25,639	$1,524
Regency Centers Corp ‡	7,258	408
Rexford Industrial Realty Inc ‡	7,800	425
SBA Communications Corp, Cl A ‡	4,632	1,027
Simon Property Group Inc ‡	13,981	1,470
SL Green Realty Corp ‡(A)	3,455	80
Spirit Realty Capital Inc ‡	6,320	247
Sun Communities Inc ‡	5,500	696
UDR Inc ‡	13,893	551
Ventas Inc ‡	17,392	750
VICI Properties Inc, Cl A ‡	43,100	1,333
Vornado Realty Trust ‡	8,936	121
Welltower Inc ‡	21,083	1,573
WeWork Inc, Cl A *	9,500	2
Weyerhaeuser Co ‡	33,246	953
WP Carey Inc ‡	8,600	597
Zillow Group Inc, Cl A *	3,343	150
Zillow Group Inc, Cl C *	7,086	323

		46,328
Utilities — 2.5%
AES Corp/The	29,724	587
Alliant Energy Corp	10,852	558
Ameren Corp	10,990	891
American Electric Power Co Inc	21,350	1,775
American Water Works Co Inc	8,100	1,170
Atmos Energy Corp	6,191	714
Avangrid Inc	3,094	116
Brookfield Renewable Corp, Cl A	6,600	222
CenterPoint Energy Inc	27,415	773
CMS Energy Corp	13,342	774
Consolidated Edison Inc	14,416	1,345
Constellation Energy Corp	14,092	1,184
Dominion Energy Inc	34,270	1,723
DTE Energy Co	8,564	921
Duke Energy Corp	33,216	2,966
Edison International	16,179	1,092
Entergy Corp	8,698	854
Essential Utilities Inc	10,646	434
Evergy Inc	9,649	558
Exelon Corp	43,276	1,716
FirstEnergy Corp	23,027	861
Hawaiian Electric Industries Inc	5,446	196
IDACORP Inc	2,200	229
National Fuel Gas Co	4,489	228
NextEra Energy Inc	84,592	6,214
NiSource Inc	18,021	485
NRG Energy Inc	10,200	345
OGE Energy Corp	8,836	312
PG&E Corp *	73,318	1,242
Pinnacle West Capital Corp	4,992	386
PPL Corp	33,026	865
Public Service Enterprise Group Inc	20,352	1,216

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Sempra Energy	13,123	$1,883
Southern Co/The	47,303	3,299
UGI Corp	9,325	261
Vistra Corp	19,000	455
WEC Energy Group Inc	12,957	1,132
Xcel Energy Inc	23,781	1,553

		41,535
Total Common Stock
(Cost $429,570) ($ Thousands)		1,652,970

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, LP
5.010% **†(B)	3,522,404	3,520

Total Affiliated Partnership
(Cost $3,522) ($ Thousands)		3,520

CASH EQUIVALENT — 0.3%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	4,589,853	4,590

Total Cash Equivalent
(Cost $4,590) ($ Thousands)		4,590

Total Investments in Securities — 100.1%
(Cost $437,682) ($ Thousands)		$1,661,080

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	26	Jun-2023	$5,176	$5,448	$272
S&P Mid Cap 400 Index E-MINI	5	Jun-2023	1,235	1,204	(31)
			$6,411	$6,652	$241

Percentages are based on Net Assets of $1,659,371 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $3,520 ($ Thousands).

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Large Cap Index Fund (Concluded)

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,652,970	–	–	1,652,970
Affiliated Partnership	–	3,520	–	3,520
Cash Equivalent	4,590	–	–	4,590
Total Investments in Securities	1,657,560	3,520	–	1,661,080

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	272	–	–	272
Unrealized Depreciation	(31)	–	–	(31)
Total Other Financial Instruments	241	–	–	241

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Investments Co	$318	$—	$(56)	$37	$(42)	$257	$4	$—
SEI Liquidity Fund, LP	4,261	49,095	(49,838)	—	2	3,520	186	—
SEI Daily Income Trust, Government Fund, Institutional Class	7,431	200,942	(203,783)	—	—	4,590	153	—
Totals	$12,010	$250,037	$(253,677)	$37	$(40)	$8,367	$343	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

S&P 500 Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 99.1%

Communication Services — 8.7%
Activision Blizzard Inc *	88,600	$7,106
Alphabet Inc, Cl A *	742,020	91,172
Alphabet Inc, Cl C *	646,760	79,791
AT&T Inc	887,491	13,960
Charter Communications Inc, Cl A *	13,100	4,273
Comcast Corp, Cl A	523,848	20,613
DISH Network Corp, Cl A *	33,268	214
Electronic Arts Inc	32,500	4,160
Fox Corp	54,657	1,670
Interpublic Group of Cos Inc/The	48,800	1,815
Live Nation Entertainment Inc *	17,900	1,431
Match Group Inc *	34,900	1,204
Meta Platforms Inc, Cl A *	277,278	73,401
Netflix Inc *	55,479	21,927
News Corp	14,300	264
News Corp, Cl A	47,383	868
Omnicom Group Inc	25,200	2,222
Paramount Global, Cl B (A)	63,081	960
Take-Two Interactive Software Inc *	19,800	2,727
T-Mobile US Inc *	73,700	10,115
Verizon Communications Inc	523,052	18,636
Walt Disney Co/The *	227,519	20,013
Warner Bros Discovery Inc *	275,546	3,108

		381,650
Consumer Discretionary — 10.1%
Advance Auto Parts Inc	7,400	539
Amazon.com Inc *	1,110,600	133,916
Aptiv PLC *	33,700	2,968
AutoZone Inc *	2,345	5,597
Bath & Body Works Inc	28,600	1,008
Best Buy Co Inc	24,387	1,772
Booking Holdings Inc *	4,784	12,002
BorgWarner Inc	29,300	1,299
Caesars Entertainment Inc *	26,900	1,103

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
CarMax Inc *	19,800	$1,430
Carnival Corp, Cl A *	125,600	1,411
Chipotle Mexican Grill Inc, Cl A *	3,420	7,102
Darden Restaurants Inc	15,095	2,393
Domino's Pizza Inc	4,400	1,275
DR Horton Inc	38,991	4,166
eBay Inc	67,383	2,866
Etsy Inc *	15,800	1,281
Expedia Group Inc *	18,595	1,780
Ford Motor Co	488,743	5,865
Garmin Ltd	18,995	1,959
General Motors Co	174,187	5,645
Genuine Parts Co	17,500	2,606
Hasbro Inc	16,095	955
Hilton Worldwide Holdings Inc	33,300	4,533
Home Depot Inc/The	126,987	35,994
Las Vegas Sands Corp *	41,100	2,266
Lennar Corp, Cl A	31,591	3,384
LKQ Corp	31,900	1,683
Lowe's Cos Inc	75,287	15,143
Marriott International Inc/MD, Cl A	33,436	5,610
McDonald's Corp	91,187	25,998
MGM Resorts International *	39,500	1,552
Mohawk Industries Inc *	6,700	617
Newell Brands Inc	46,490	386
NIKE Inc, Cl B	155,082	16,324
Norwegian Cruise Line Holdings Ltd *	52,100	774
NVR Inc *	380	2,111
O'Reilly Automotive Inc *	7,800	7,046
Pool Corp	4,900	1,550
PulteGroup Inc	27,983	1,849
Ralph Lauren Corp, Cl A	5,195	552
Ross Stores Inc	43,000	4,456
Royal Caribbean Cruises Ltd *	27,200	2,202
Starbucks Corp	143,082	13,971
Tapestry Inc	29,491	1,180
Tesla Inc *	335,000	68,317
TJX Cos Inc/The	143,882	11,049
Tractor Supply Co	13,800	2,892
Ulta Beauty Inc *	6,300	2,582
VF Corp	40,791	702
Whirlpool Corp	6,800	879
Wynn Resorts Ltd	12,900	1,273
Yum! Brands Inc	35,000	4,504

		442,317
Consumer Staples — 6.8%
Altria Group Inc	222,283	9,874
Archer-Daniels-Midland Co	68,291	4,825
Brown-Forman Corp, Cl B	22,990	1,420
Bunge Ltd	18,800	1,742
Campbell Soup Co	25,091	1,268
Church & Dwight Co Inc	30,400	2,811

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Clorox Co/The	15,400	$2,436
Coca-Cola Co/The	484,757	28,921
Colgate-Palmolive Co	103,891	7,727
Conagra Brands Inc	59,087	2,060
Constellation Brands Inc, Cl A	20,300	4,932
Costco Wholesale Corp	55,300	28,289
Dollar General Corp	27,800	5,590
Dollar Tree Inc *	25,969	3,503
Estee Lauder Cos Inc/The, Cl A	28,900	5,318
General Mills Inc	73,596	6,194
Hershey Co/The	18,300	4,753
Hormel Foods Corp	36,392	1,392
J M Smucker Co/The	13,395	1,964
Kellogg Co	31,800	2,123
Keurig Dr Pepper Inc	106,000	3,299
Kimberly-Clark Corp	41,996	5,639
Kraft Heinz Co/The	99,391	3,799
Kroger Co/The	81,282	3,685
Lamb Weston Holdings Inc	17,800	1,979
McCormick & Co Inc/MD	31,290	2,683
Molson Coors Beverage Co, Cl B	23,595	1,459
Mondelez International Inc, Cl A	169,778	12,463
Monster Beverage Corp *	95,162	5,578
PepsiCo Inc	171,578	31,287
Philip Morris International Inc	193,078	17,379
Procter & Gamble Co/The	293,867	41,876
Sysco Corp	63,400	4,435
Target Corp	57,291	7,501
Tyson Foods Inc, Cl A	35,887	1,817
Walgreens Boots Alliance Inc	88,887	2,700
Walmart Inc	174,683	25,656

		300,377
Energy — 4.1%
APA Corp	40,300	1,281
Baker Hughes Co, Cl A	125,500	3,420
Chevron Corp	221,601	33,378
ConocoPhillips	152,341	15,127
Coterra Energy Inc, Cl A	98,187	2,283
Devon Energy Corp	81,600	3,762
Diamondback Energy Inc	22,900	2,912
EOG Resources Inc	73,091	7,842
EQT Corp	46,100	1,603
Exxon Mobil Corp	513,000	52,418
Halliburton Co	112,791	3,232
Hess Corp	34,700	4,395
Kinder Morgan Inc	246,983	3,979
Marathon Oil Corp	79,800	1,768
Marathon Petroleum Corp	56,711	5,950
Occidental Petroleum Corp	90,724	5,231
ONEOK Inc	55,691	3,155
Phillips 66	58,196	5,331
Pioneer Natural Resources Co	29,596	5,903

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Schlumberger	176,766	$7,571
Targa Resources Corp	28,100	1,912
Valero Energy Corp	48,000	5,138
Williams Cos Inc/The	152,096	4,359

		181,950
Financials — 12.4%
Aflac Inc	69,882	4,487
Allstate Corp/The	32,800	3,557
American Express Co	74,087	11,747
American International Group Inc	92,778	4,901
Ameriprise Financial Inc	13,100	3,910
Aon PLC, Cl A	25,600	7,892
Arch Capital Group Ltd *	46,100	3,213
Arthur J Gallagher & Co	26,500	5,309
Assurant Inc	6,495	779
Bank of America Corp	869,283	24,157
Bank of New York Mellon Corp/The	91,787	3,690
Berkshire Hathaway Inc, Cl B *	224,428	72,059
BlackRock Inc, Cl A	18,596	12,228
Brown & Brown Inc	29,100	1,814
Capital One Financial Corp	47,596	4,960
Cboe Global Markets Inc	13,300	1,761
Charles Schwab Corp/The	189,891	10,005
Chubb Ltd	51,647	9,596
Cincinnati Financial Corp	19,496	1,881
Citigroup Inc	241,157	10,688
Citizens Financial Group Inc	61,900	1,596
CME Group Inc, Cl A	44,895	8,025
Comerica Inc	16,191	584
Discover Financial Services	33,300	3,421
Everest Re Group Ltd	5,000	1,700
Eversource Energy	43,400	3,005
FactSet Research Systems Inc	4,800	1,847
Fidelity National Information Services Inc	74,100	4,044
Fifth Third Bancorp	84,800	2,058
Fiserv Inc *	79,000	8,863
FleetCor Technologies Inc *	9,200	2,084
Franklin Resources Inc	35,295	847
Global Payments Inc	32,772	3,202
Globe Life Inc	11,346	1,171
Goldman Sachs Group Inc/The	42,191	13,666
Hartford Financial Services Group Inc/The	39,500	2,707
Huntington Bancshares Inc/OH	181,361	1,870
Intercontinental Exchange Inc	69,500	7,364
Invesco Ltd	56,300	810
Jack Henry & Associates Inc	9,200	1,407
JPMorgan Chase & Co	365,357	49,583
KeyCorp	116,800	1,091
Lincoln National Corp	19,000	397
Loews Corp	24,487	1,371
M&T Bank Corp	20,993	2,502
MarketAxess Holdings Inc	4,700	1,280

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Marsh & McLennan Cos Inc	61,591	$10,666
Mastercard Inc, Cl A	105,047	38,344
MetLife Inc	82,287	4,077
Moody's Corp	19,600	6,211
Morgan Stanley	162,653	13,299
MSCI Inc, Cl A	9,900	4,658
Nasdaq Inc	42,200	2,336
Northern Trust Corp	26,196	1,884
PayPal Holdings Inc *	140,783	8,727
PNC Financial Services Group Inc/The	50,091	5,802
Principal Financial Group Inc	28,591	1,872
Progressive Corp/The	72,783	9,310
Prudential Financial Inc	45,900	3,612
Raymond James Financial Inc	24,100	2,177
Regions Financial Corp	115,900	2,002
S&P Global Inc	40,953	15,047
State Street Corp	43,500	2,959
Synchrony Financial	54,921	1,700
T Rowe Price Group Inc	28,000	3,000
Travelers Cos Inc/The	28,696	4,857
Truist Financial Corp	165,692	5,049
US Bancorp	174,083	5,205
Visa Inc, Cl A	202,370	44,730
W R Berkley Corp	25,600	1,425
Wells Fargo & Co	474,548	18,892
Willis Towers Watson PLC	13,345	2,921
Zions Bancorp NA (A)	19,100	521

		546,412
Health Care — 13.6%
Abbott Laboratories	217,148	22,149
AbbVie Inc	220,313	30,394
Agilent Technologies Inc	36,991	4,279
Align Technology Inc *	9,100	2,572
AmerisourceBergen Corp	20,196	3,436
Amgen	66,491	14,671
Baxter International Inc	62,629	2,550
Becton Dickinson	35,439	8,568
Biogen Inc *	18,000	5,335
Bio-Rad Laboratories Inc, Cl A *	2,700	1,008
Bio-Techne Corp	19,800	1,620
Boston Scientific Corp *	178,300	9,179
Bristol-Myers Squibb Co	264,770	17,062
Cardinal Health Inc	31,996	2,633
Catalent Inc *	22,300	830
Centene Corp *	68,764	4,292
Charles River Laboratories International Inc *	6,300	1,218
Cigna Group	37,207	9,205
Cooper Cos Inc/The	6,100	2,266
CVS Health Corp	159,857	10,875
Danaher Corp	81,600	18,737
DaVita Inc *	6,995	655

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
DENTSPLY SIRONA Inc	26,691	$964
Dexcom Inc *	48,100	5,640
Edwards Lifesciences Corp *	76,900	6,477
Elevance Health Inc	29,696	13,299
Eli Lilly & Co	98,245	42,192
GE HealthCare Technologies Inc	45,262	3,599
Gilead Sciences Inc	155,278	11,947
HCA Healthcare Inc	26,395	6,973
Henry Schein Inc *	17,000	1,256
Hologic Inc *	30,900	2,438
Humana Inc	15,596	7,827
IDEXX Laboratories Inc *	10,300	4,787
Illumina Inc *	19,600	3,854
Incyte Corp *	23,200	1,428
Insulet Corp *	8,700	2,386
Intuitive Surgical Inc *	43,600	13,422
IQVIA Holdings Inc *	23,200	4,568
Johnson & Johnson	325,670	50,498
Laboratory Corp of America Holdings	11,100	2,359
McKesson Corp	17,060	6,668
Medtronic PLC	165,661	13,710
Merck & Co Inc	315,770	34,864
Mettler-Toledo International Inc *	2,700	3,569
Moderna Inc *	41,100	5,249
Molina Healthcare Inc *	7,300	2,000
Organon & Co	32,547	631
Pfizer Inc	699,135	26,581
Quest Diagnostics Inc	13,800	1,831
Regeneron Pharmaceuticals Inc *	13,400	9,857
ResMed Inc	18,300	3,858
Revvity Inc	15,700	1,811
STERIS PLC	12,400	2,480
Stryker Corp	41,996	11,573
Teleflex Inc	5,900	1,385
Thermo Fisher Scientific Inc	48,891	24,859
UnitedHealth Group Inc	116,387	56,708
Universal Health Services Inc, Cl B	8,000	1,057
Vertex Pharmaceuticals Inc *	32,000	10,354
Viatris Inc	152,205	1,393
Waters Corp *	7,400	1,859
West Pharmaceutical Services Inc	9,200	3,079
Zimmer Biomet Holdings Inc	26,195	3,336
Zoetis Inc, Cl A	58,000	9,455

		597,615
Industrials — 8.2%
3M Co	68,506	6,392
A O Smith Corp	15,900	1,017
Alaska Air Group Inc *	15,700	705
Allegion plc	10,996	1,152
American Airlines Group Inc *	81,491	1,204
AMETEK Inc	28,700	4,163
Automatic Data Processing Inc	51,591	10,782

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Axon Enterprise Inc *	8,400	$1,620
Boeing Co/The *	69,991	14,397
Broadridge Financial Solutions Inc	14,600	2,142
Carrier Global Corp	104,185	4,261
Caterpillar Inc	64,791	13,331
Ceridian HCM Holding Inc *	19,300	1,194
CH Robinson Worldwide Inc	14,795	1,399
Cintas Corp	10,795	5,097
Copart Inc *	53,500	4,686
CoStar Group Inc *	50,800	4,034
CSX Corp	261,634	8,024
Cummins Inc	17,596	3,597
Deere & Co	33,696	11,658
Delta Air Lines Inc *	79,687	2,895
Dover Corp	17,400	2,320
Eaton Corp PLC	49,495	8,706
Emerson Electric Co	71,291	5,538
Equifax Inc	15,295	3,191
Expeditors International of Washington Inc	19,791	2,183
Fastenal Co	71,282	3,839
FedEx Corp	28,900	6,300
Fortive Corp	43,825	2,853
Generac Holdings Inc *	7,900	860
General Dynamics Corp	27,996	5,716
General Electric Co	135,586	13,766
Honeywell International Inc	83,187	15,939
Howmet Aerospace Inc	46,266	1,978
Huntington Ingalls Industries Inc	4,900	987
IDEX Corp	9,400	1,872
Illinois Tool Works Inc	34,595	7,567
Ingersoll Rand Inc	50,327	2,852
Jacobs Solutions Inc	15,896	1,742
JB Hunt Transport Services Inc	10,400	1,736
Johnson Controls International plc	85,846	5,125
L3Harris Technologies Inc	23,760	4,180
Leidos Holdings Inc	17,200	1,343
Lockheed Martin Corp	28,256	12,546
Masco Corp	28,300	1,367
Nordson Corp	6,700	1,460
Norfolk Southern Corp	28,296	5,891
Northrop Grumman Corp	17,896	7,794
Old Dominion Freight Line Inc	11,300	3,508
Otis Worldwide Corp	51,792	4,118
PACCAR Inc	65,150	4,481
Parker-Hannifin Corp	16,000	5,127
Paychex Inc	40,087	4,206
Paycom Software Inc	6,000	1,681
Pentair PLC	20,500	1,137
Quanta Services Inc	17,800	3,161
Raytheon Technologies Corp	182,408	16,807
Republic Services Inc, Cl A	25,600	3,626
Robert Half International Inc	13,495	877

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Rockwell Automation Inc	14,296	$3,983
Rollins Inc	28,900	1,136
Snap-on Inc	6,600	1,642
Southwest Airlines Co	73,787	2,204
Stanley Black & Decker Inc	18,595	1,394
Textron Inc	26,191	1,620
Trane Technologies PLC	28,596	4,668
TransDigm Group Inc *	6,500	5,029
Union Pacific Corp	76,187	14,668
United Airlines Holdings Inc *	40,500	1,922
United Parcel Service Inc, Cl B	90,887	15,178
United Rentals Inc	8,600	2,871
Verisk Analytics Inc, Cl A	19,500	4,273
Waste Management Inc	46,200	7,481
Westinghouse Air Brake Technologies Corp	22,553	2,089
WW Grainger Inc	5,600	3,634
Xylem Inc/NY	29,800	2,986

		358,908
Information Technology — 27.8%
Accenture PLC, Cl A	78,396	23,983
Adobe Inc *	56,995	23,812
Advanced Micro Devices Inc *	200,789	23,735
Akamai Technologies Inc *	19,496	1,796
Amphenol Corp, Cl A	74,282	5,605
Analog Devices Inc	63,055	11,204
ANSYS Inc *	10,900	3,527
Apple Inc	1,852,884	328,424
Applied Materials Inc	105,000	13,997
Arista Networks Inc *	30,900	5,140
Autodesk Inc *	26,800	5,344
Broadcom Inc	52,059	42,062
Cadence Design Systems Inc *	34,100	7,874
CDW Corp/DE	16,800	2,884
Cisco Systems Inc	511,643	25,413
Cognizant Technology Solutions Corp, Cl A	63,595	3,974
Corning Inc	94,570	2,914
DXC Technology Co *	28,352	710
Enphase Energy Inc *	16,900	2,939
EPAM Systems Inc *	7,200	1,848
F5 Inc *	7,500	1,107
Fair Isaac Corp *	3,100	2,442
First Solar Inc *	12,400	2,517
Fortinet Inc *	80,700	5,514
Gartner Inc *	9,800	3,360
Gen Digital Inc	71,200	1,249
Hewlett Packard Enterprise Co	159,174	2,295
HP Inc	107,774	3,132
Intel Corp	515,152	16,196
International Business Machines Corp	112,551	14,473
Intuit Inc	35,000	14,669
Juniper Networks Inc	40,600	1,233
Keysight Technologies Inc *	22,200	3,592

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
KLA Corp	17,200	$7,619
Lam Research Corp	16,795	10,357
Microchip Technology Inc	68,392	5,147
Micron Technology Inc	135,800	9,262
Microsoft Corp	927,404	304,550
Monolithic Power Systems Inc	5,600	2,743
Motorola Solutions Inc	20,888	5,889
NetApp Inc	27,091	1,797
NVIDIA Corp	306,432	115,935
NXP Semiconductors NV	32,300	5,785
ON Semiconductor Corp *	53,900	4,506
Oracle Corp	191,365	20,273
PTC Inc *	13,200	1,774
Qorvo Inc *	12,500	1,216
QUALCOMM Inc	138,878	15,750
Roper Technologies Inc	13,200	5,996
Salesforce Inc *	124,591	27,831
Seagate Technology Holdings PLC	24,100	1,448
ServiceNow Inc *	25,300	13,783
Skyworks Solutions Inc	19,696	2,039
SolarEdge Technologies Inc *	7,000	1,994
Synopsys Inc *	19,000	8,644
TE Connectivity Ltd	39,491	4,837
Teledyne Technologies Inc *	5,851	2,274
Teradyne Inc	19,300	1,934
Texas Instruments Inc	112,883	19,628
Trimble Inc *	31,000	1,447
Tyler Technologies Inc *	5,200	2,064
VeriSign Inc *	11,400	2,546
Western Digital Corp *	40,031	1,550
Zebra Technologies Corp, Cl A *	6,400	1,680

		1,221,262
Materials — 2.4%
Air Products and Chemicals Inc	27,600	7,428
Albemarle Corp	14,600	2,826
Amcor PLC	186,862	1,801
Avery Dennison Corp	10,000	1,611
Ball Corp	38,992	1,995
Celanese Corp, Cl A	12,500	1,300
CF Industries Holdings Inc	24,700	1,519
Corteva Inc	89,031	4,762
Dow Inc	88,065	4,296
DuPont de Nemours Inc	57,182	3,842
Eastman Chemical Co	14,896	1,148
Ecolab Inc	30,915	5,103
FMC Corp	15,800	1,644
Freeport-McMoRan Inc, Cl B	178,400	6,126
International Flavors & Fragrances Inc	31,955	2,470
International Paper Co	44,696	1,316
Linde	61,360	21,701
LyondellBasell Industries NV, Cl A	31,656	2,708
Martin Marietta Materials Inc	7,700	3,065

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Mosaic Co/The	42,791	$1,368
Newmont Corp	99,083	4,018
Nucor Corp	31,587	4,171
Packaging Corp of America	11,600	1,439
PPG Industries Inc	29,300	3,847
Sealed Air Corp	17,900	678
Sherwin-Williams Co/The	29,300	6,674
Steel Dynamics Inc	20,700	1,902
Vulcan Materials Co	16,600	3,245
Westrock Co	31,582	885

		104,888
Real Estate — 2.4%
Alexandria Real Estate Equities Inc ‡	19,700	2,235
American Tower Corp, Cl A ‡	58,000	10,698
AvalonBay Communities Inc ‡	17,400	3,027
Boston Properties Inc ‡	17,700	861
Camden Property Trust ‡	13,800	1,442
CBRE Group Inc, Cl A *	39,291	2,944
Crown Castle Inc ‡	54,096	6,124
Digital Realty Trust Inc ‡	35,700	3,658
Equinix Inc ‡	11,557	8,616
Equity Residential ‡	42,296	2,572
Essex Property Trust Inc ‡	8,100	1,750
Extra Space Storage Inc ‡	16,700	2,409
Federal Realty Investment Trust ‡	9,100	803
Healthpeak Properties Inc ‡	68,700	1,371
Host Hotels & Resorts Inc ‡	89,774	1,490
Invitation Homes Inc ‡	72,400	2,453
Iron Mountain Inc ‡	36,101	1,928
Kimco Realty Corp ‡	77,687	1,428
Mid-America Apartment Communities Inc ‡	14,500	2,132
Prologis Inc ‡	114,959	14,318
Public Storage ‡	19,695	5,580
Realty Income Corp ‡	78,300	4,654
Regency Centers Corp ‡	19,300	1,086
SBA Communications Corp, Cl A ‡	13,500	2,994
Simon Property Group Inc ‡	40,796	4,290
UDR Inc ‡	38,900	1,543
Ventas Inc ‡	49,600	2,140
VICI Properties Inc, Cl A ‡	125,300	3,876
Welltower Inc ‡	59,000	4,402
Weyerhaeuser Co ‡	91,745	2,629

		105,453
Utilities — 2.6%
AES Corp/The	84,000	1,658
Alliant Energy Corp	31,600	1,626
Ameren Corp	32,091	2,602
American Electric Power Co Inc	64,200	5,336
American Water Works Co Inc	24,100	3,481
Atmos Energy Corp	17,800	2,052
CenterPoint Energy Inc	78,083	2,203

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

S&P 500 Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
CMS Energy Corp	36,091	$2,093
Consolidated Edison Inc	44,300	4,133
Constellation Energy Corp	40,763	3,425
Dominion Energy Inc	104,085	5,233
DTE Energy Co	24,300	2,615
Duke Energy Corp	95,791	8,553
Edison International	47,596	3,214
Entergy Corp	25,500	2,504
Evergy Inc	28,900	1,672
Exelon Corp	124,091	4,920
FirstEnergy Corp	67,987	2,542
NextEra Energy Inc	247,500	18,181
NiSource Inc	50,987	1,371
NRG Energy Inc	28,587	966
PG&E Corp *	200,800	3,402
Pinnacle West Capital Corp	14,000	1,082
PPL Corp	92,200	2,416
Public Service Enterprise Group Inc	62,300	3,722
Sempra Energy	39,095	5,611
Southern Co/The	135,500	9,451
WEC Energy Group Inc	39,331	3,436
Xcel Energy Inc	68,383	4,465

		113,965
Total Common Stock
(Cost $1,893,055) ($ Thousands)		4,354,797

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
5.010% **†(B)	724,961	715

Total Affiliated Partnership
(Cost $723) ($ Thousands)		715

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	25,388,792	25,389

Total Cash Equivalent
(Cost $25,389) ($ Thousands)		25,389

Total Investments in Securities — 99.7%
(Cost $1,919,167) ($ Thousands)		$4,380,901

SEI Institutional Investments Trust

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	191	Jun-2023	$38,022	$40,019	$1,997

Percentages are based on Net Assets of $4,393,830 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $715 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	4,354,797	–	–	4,354,797
Affiliated Partnership	–	715	–	715
Cash Equivalent	25,389	–	–	25,389
Total Investments in Securities	4,380,186	715	–	4,380,901

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,997	–	–	1,997
Total Other Financial Instruments	1,997	–	–	1,997

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$989	$68,084	$(68,357)	$(1)	$—	$715	$21	$—
SEI Daily Income Trust, Government Fund, Institutional Class	53,523	659,279	(687,413)	—	—	25,389	1,031	—
Totals	$54,512	$727,363	$(755,770)	$(1)	$—	$26,104	$1,052	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.6%

Communication Services — 4.0%
Advantage Solutions Inc *	18,900	$36
Altice USA Inc, Cl A *	47,675	122
AMC Entertainment Holdings Inc, Cl A *(A)	114,094	513
AMC Networks Inc, Cl A *	6,660	75
Anterix Inc *	4,000	131
ATN International Inc	2,267	85
Bandwidth Inc, Cl A *	5,000	59
Boston Omaha Corp, Cl A *	4,300	82
Bumble Inc, Cl A *	18,100	277
Cable One Inc	1,200	734
Cardlytics Inc *	7,100	37
Cargurus Inc, Cl A *	20,500	385
Cars.com Inc *	15,200	268
Charge Enterprises Inc *	27,400	25
Cinemark Holdings Inc *	24,640	394
Clear Channel Outdoor Holdings Inc, Cl A *	88,200	108
Cogent Communications Holdings Inc	9,404	579
Consolidated Communications Holdings Inc *	16,612	61
Daily Journal Corp *	300	88
DHI Group Inc *	9,600	35
EchoStar Corp, Cl A *	8,903	140
Entravision Communications Corp, Cl A	14,200	59
Eventbrite Inc, Cl A *	16,900	123
EverQuote Inc, Cl A *	4,400	40
EW Scripps Co/The, Cl A *	13,896	109
Frontier Communications Parent Inc *	48,500	722
fuboTV Inc *(A)	30,800	48
Gannett Co Inc *	32,687	73
GCI Liberty - Escrow	23,647	—
Globalstar Inc *	146,200	167
Gogo Inc *	8,900	134
Gray Television Inc	19,500	137

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
IAC Inc *	16,676	$931
IDT Corp, Cl B *	4,100	125
iHeartMedia Inc, Cl A *	24,700	59
IMAX Corp *	11,800	205
Innovid Corp *	16,800	21
Integral Ad Science Holding Corp *	7,600	144
Iridium Communications Inc	26,446	1,588
John Wiley & Sons Inc, Cl A	7,772	280
Liberty Broadband Corp, Cl A *	2,983	220
Liberty Broadband Corp, Cl C *	24,614	1,824
Liberty Latin America Ltd, Cl A *	8,300	61
Liberty Latin America Ltd, Cl C *	25,062	183
Liberty Media Corp-Liberty Braves, Cl A *	1,803	67
Liberty Media Corp-Liberty Braves, Cl C *	7,665	281
Liberty Media Corp-Liberty Formula One, Cl A *	4,108	259
Liberty Media Corp-Liberty Formula One, Cl C *	42,142	2,967
Liberty Media Corp-Liberty SiriusXM, Cl A *	16,635	465
Liberty Media Corp-Liberty SiriusXM, Cl C *	32,122	898
Lions Gate Entertainment Corp, Cl A *	14,516	149
Lions Gate Entertainment Corp, Cl B *	21,575	209
Lumen Technologies Inc	212,700	421
Madison Square Garden Entertainment Corp *	4,611	162
Madison Square Garden Sports Corp, Cl A	3,779	668
Magnite Inc *	23,038	274
Marcus Corp/The	5,161	79
MediaAlpha Inc, Cl A *	4,200	37
New York Times Co/The, Cl A	33,182	1,175
Nexstar Media Group Inc, Cl A	7,844	1,184
Ooma Inc *	6,900	92
Outbrain Inc *	5,800	27
Pinterest Inc, Cl A *	121,211	2,902
Playstudios Inc *	21,200	96
Playtika Holding Corp *	14,225	143
PubMatic Inc, Cl A *	10,400	183
QuinStreet Inc *	11,286	104
Quotient Technology Inc *	21,000	57
Radius Global Infrastructure Inc, Cl A *	16,500	244
Reservoir Media Inc *	4,100	27
ROBLOX Corp, Cl A *	93,800	3,926
Roku Inc, Cl A *	24,248	1,411
Scholastic Corp	6,567	279
Shenandoah Telecommunications Co	10,404	197
Shutterstock Inc	5,297	264
Sinclair Broadcast Group Inc, Cl A (A)	10,311	159
Sirius XM Holdings Inc (A)	144,081	513
Skillz Inc, Cl A *(A)	69,300	32
Sphere Entertainment Co *	4,611	110
Spotify Technology SA *	29,303	4,363
Stagwell Inc, Cl A *	13,400	83

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TechTarget Inc *	6,100	$212
TEGNA Inc	45,300	702
Telephone and Data Systems Inc	23,055	154
Thryv Holdings Inc *	6,500	151
Trade Desk Inc/The, Cl A *	89,900	6,300
TripAdvisor Inc *	22,500	350
TrueCar Inc *	22,900	52
United States Cellular Corp *	2,952	42
Vimeo Inc *	34,746	127
Vinco Ventures Inc *	1,115	2
Vivid Seats Inc, Cl A *	5,600	41
WideOpenWest Inc *	11,700	89
World Wrestling Entertainment Inc, Cl A	9,134	925
Yelp Inc, Cl A *	14,298	479
Ziff Davis Inc *	9,257	547
ZipRecruiter Inc, Cl A *	15,100	234
ZoomInfo Technologies Inc, Cl A *	58,500	1,447

		47,848
Consumer Discretionary — 11.3%
1-800-Flowers.com Inc, Cl A *	5,400	44
1stdibs.com Inc *	1,400	5
2U Inc *	15,900	64
Aaron's Co Inc/The	6,958	85
Abercrombie & Fitch Co, Cl A *	9,300	289
Academy Sports & Outdoors Inc	14,800	725
Accel Entertainment Inc, Cl A *	14,200	132
Acushnet Holdings Corp	5,900	264
Adient PLC *	19,900	670
ADT Inc	42,561	242
Adtalem Global Education Inc *	8,781	364
Airbnb Inc, Cl A *	77,100	8,463
aka Brands Holding Corp *	2,100	1
Allbirds Inc, Cl A *	12,300	15
American Axle & Manufacturing Holdings Inc *	26,198	177
American Eagle Outfitters Inc	28,722	292
American Public Education Inc *	5,227	26
America's Car-Mart Inc/TX *	1,250	102
AMMO Inc *(A)	17,700	31
Aramark	47,700	1,883
Arko Corp	14,200	103
Asbury Automotive Group Inc *	4,398	920
Aterian Inc *	4,200	2
AutoNation Inc *	7,100	930
Bally's Corp *	8,028	109
BARK Inc *	26,200	27
Beazer Homes USA Inc *	7,161	145
Big 5 Sporting Goods Corp (A)	5,600	42
Big Lots Inc (A)	7,446	37
Biglari Holdings Inc, Cl B *	182	38
BJ's Restaurants Inc *	4,642	138
Bloomin' Brands Inc	16,050	383

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bluegreen Vacations Holding Corp, Cl A	1,900	$54
Boot Barn Holdings Inc *	5,400	365
Bowlero Corp *	5,900	68
Boyd Gaming Corp	16,045	1,023
Bright Horizons Family Solutions Inc *	11,435	979
Brinker International Inc *	7,782	285
Brunswick Corp/DE	14,683	1,109
Buckle Inc/The	6,651	204
Build-A-Bear Workshop Inc, Cl A	3,200	58
Burlington Stores Inc *	13,700	2,061
Caleres Inc	8,576	148
Camping World Holdings Inc, Cl A (A)	9,200	248
Canoo Inc *(A)	23,900	13
Capri Holdings Ltd *	25,200	885
CarParts.com Inc *	10,300	43
Carriage Services Inc, Cl A	3,506	92
Carter's Inc	6,970	433
Carvana Co, Cl A *(A)	23,800	307
Cato Corp/The, Cl A	4,596	37
Cavco Industries Inc *	1,831	456
Cenntro Electric Group Ltd *(A)	21,400	6
Century Casinos Inc *	6,200	42
Century Communities Inc	5,600	356
Cheesecake Factory Inc/The	10,323	323
Chegg Inc *	26,010	234
Chico's FAS Inc *	27,051	123
Children's Place Inc/The *	3,433	52
Choice Hotels International Inc	6,977	792
Churchill Downs Inc	14,862	2,019
Chuy's Holdings Inc *	2,569	95
Citi Trends Inc *	1,797	26
Clarus Corp	6,221	51
Columbia Sportswear Co	7,544	557
Conn's Inc *	3,909	16
Container Store Group Inc/The *	7,800	19
ContextLogic Inc, Cl A *(A)	4,577	32
Coursera Inc *	26,400	334
Cracker Barrel Old Country Store Inc (A)	4,744	465
Crocs Inc *	12,203	1,370
Dana Inc	26,098	336
Dave & Buster's Entertainment Inc *	8,800	283
Deckers Outdoor Corp *	5,404	2,567
Denny's Corp *	14,463	160
Designer Brands Inc, Cl A	13,992	88
Destination XL Group Inc *	13,400	56
Dick's Sporting Goods Inc (A)	10,635	1,356
Dillard's Inc, Cl A	662	182
Dine Brands Global Inc	2,572	154
DoorDash Inc, Cl A *	52,200	3,408
Dorman Products Inc *	5,240	430
DraftKings Inc, Cl A *	71,482	1,668
Dream Finders Homes Inc, Cl A *(A)	4,700	87

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Duluth Holdings Inc, Cl B *	2,900	$16
Duolingo Inc, Cl A *	4,600	688
El Pollo Loco Holdings Inc	3,900	36
Ermenegildo Zegna NV (A)	12,500	142
Ethan Allen Interiors Inc	5,276	132
European Wax Center Inc, Cl A *	3,200	55
Everi Holdings Inc *	18,900	263
EVgo Inc, Cl A *(A)	17,700	70
F45 Training Holdings Inc *	4,400	4
Faraday Future Intelligent Electric Inc *	23,800	6
First Watch Restaurant Group Inc *	2,400	42
Fisker Inc *(A)	37,200	234
Five Below Inc *	11,405	1,968
Floor & Decor Holdings Inc, Cl A *	21,600	1,972
Foot Locker Inc	15,400	390
Fossil Group Inc *	10,700	22
Fox Factory Holding Corp *	8,600	765
Franchise Group Inc	3,900	113
Frontdoor Inc *	15,450	476
Full House Resorts Inc *	7,000	50
Funko Inc, Cl A *	6,000	73
GameStop Corp, Cl A *(A)	56,000	1,347
Gap Inc/The	37,500	301
Genesco Inc *	2,169	39
Gentex Corp	48,690	1,279
Gentherm Inc *	6,148	338
G-III Apparel Group Ltd *	10,906	175
Golden Entertainment Inc *	4,131	174
Goodyear Tire & Rubber Co/The *	59,468	816
GoPro Inc, Cl A *	29,300	123
Graham Holdings Co, Cl B	800	452
Grand Canyon Education Inc *	6,515	683
Green Brick Partners Inc *	6,200	297
Group 1 Automotive Inc	2,935	656
Groupon Inc, Cl A *(A)	5,457	29
GrowGeneration Corp *	12,100	45
Guess? Inc (A)	5,117	98
H&R Block Inc	29,900	893
Hanesbrands Inc	69,800	287
Harley-Davidson Inc	27,300	849
Haverty Furniture Cos Inc	1,563	41
Helen of Troy Ltd *	5,048	486
Hibbett Inc	2,412	87
Hilton Grand Vacations Inc *	18,070	772
Holley Inc *	13,400	40
Hovnanian Enterprises Inc, Cl A *	1,400	118
Hyatt Hotels Corp, Cl A	9,427	1,013
Inspired Entertainment Inc *	2,000	27
Installed Building Products Inc	4,800	502
International Game Technology PLC	18,700	459
iRobot Corp *	6,202	220
Jack in the Box Inc	4,021	348

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
JOANN Inc	2,500	$4
Johnson Outdoors Inc, Cl A	1,400	79
KB Home	15,385	667
Kohl's Corp	22,600	414
Kontoor Brands Inc	11,600	454
Krispy Kreme Inc	13,800	206
Kura Sushi USA Inc, Cl A *	800	65
Lands' End Inc *	2,862	18
Landsea Homes Corp *	1,300	9
Latham Group Inc *	7,300	26
Laureate Education Inc, Cl A	23,400	283
La-Z-Boy Inc, Cl Z	9,526	255
LCI Industries	4,949	535
Lear Corp	12,171	1,493
Legacy Housing Corp *	1,400	27
Leggett & Platt Inc	29,000	884
Leslie's Inc *	40,356	383
LGI Homes Inc *	4,200	478
Life Time Group Holdings Inc *	8,300	158
Lifetime Brands Inc	3,300	16
Light & Wonder Inc, Cl A *	19,362	1,129
Lindblad Expeditions Holdings Inc *	6,900	65
Lithia Motors Inc, Cl A	5,433	1,267
LL Flooring Holdings Inc *	6,926	31
Lordstown Motors Corp, Cl A *(A)	2,327	8
Lovesac Co/The *	2,900	61
Lucid Group Inc *(A)	114,400	888
Lululemon Athletica Inc *	23,082	7,662
Lulu's Fashion Lounge Holdings Inc *	1,300	3
Luminar Technologies Inc, Cl A *(A)	55,900	381
M/I Homes Inc *	4,794	339
Macy's Inc	58,900	800
Malibu Boats Inc, Cl A *	4,600	241
Marine Products Corp	1,800	28
MarineMax Inc *	5,161	146
Marriott Vacations Worldwide Corp	7,472	921
MasterCraft Boat Holdings Inc *	2,100	56
Mattel Inc *	73,300	1,276
MDC Holdings Inc	11,768	474
Meritage Homes Corp	7,211	832
Mister Car Wash Inc *	16,500	136
Modine Manufacturing Co *	9,874	269
Monarch Casino & Resort Inc	2,900	188
Monro Inc	6,428	266
Motorcar Parts of America Inc *	3,700	20
Movado Group Inc	3,520	90
Murphy USA Inc	4,100	1,133
National Vision Holdings Inc *	16,300	412
NEOGAMES SA *	2,300	63
Noodles & Co, Cl A *	11,000	37
Nordstrom Inc (A)	24,800	379
ODP Corp/The *	8,612	345

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ollie's Bargain Outlet Holdings Inc *	13,100	$722
ONE Group Hospitality Inc/The *	4,200	30
OneSpaWorld Holdings Ltd *	12,400	129
OneWater Marine Inc, Cl A *	2,200	61
Overstock.com Inc *	10,300	193
Oxford Industries Inc	2,654	265
Papa John's International Inc	6,442	452
Patrick Industries Inc	3,825	251
Peloton Interactive Inc, Cl A *	60,535	441
Penn Entertainment Inc *	32,700	819
Penske Automotive Group Inc	5,388	745
Perdoceo Education Corp *	16,254	192
Petco Health & Wellness Co Inc, Cl A *	19,300	147
PetMed Express Inc	4,596	68
Planet Fitness Inc, Cl A *	16,900	1,081
PLBY Group Inc *(A)	7,100	11
Polaris Inc	11,207	1,207
Portillo's Inc, Cl A *	5,000	100
Purple Innovation Inc, Cl A	10,765	37
PVH Corp	13,400	1,153
QuantumScape Corp, Cl A *(A)	55,300	359
Qurate Retail Inc *	83,022	69
RCI Hospitality Holdings Inc	1,400	101
RealReal Inc/The *	17,400	22
Red Rock Resorts Inc, Cl A	10,400	474
Rent the Runway Inc, Cl A *(A)	3,700	7
Revolve Group Inc, Cl A *	8,000	122
RH *	3,711	909
Rivian Automotive Inc, Cl A *	103,900	1,530
Rocky Brands Inc	1,600	31
Rover Group Inc, Cl A *	11,100	52
RumbleON Inc, Cl B *(A)	2,300	25
Rush Street Interactive Inc *	13,600	41
Ruth's Hospitality Group Inc	7,898	169
Sabre Corp *	73,800	229
Sally Beauty Holdings Inc *	19,191	216
SeaWorld Entertainment Inc *	8,600	480
Service Corp International/US	30,189	1,920
Shake Shack Inc, Cl A *	7,700	510
Shoe Carnival Inc	4,152	81
Signet Jewelers Ltd	9,100	578
Six Flags Entertainment Corp *	14,058	359
Skechers USA Inc, Cl A *	27,546	1,415
Skyline Champion Corp *	10,300	599
Sleep Number Corp *	5,009	91
Smith & Wesson Brands Inc	12,383	145
Snap One Holdings Corp *	2,800	25
Solid Power Inc *	28,800	63
Solo Brands Inc, Cl A *	2,600	11
Sonder Holdings Inc *(A)	41,600	30
Sonic Automotive Inc, Cl A	3,464	144
Sonos Inc *	24,300	353

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sportsman's Warehouse Holdings Inc *	9,400	$43
Standard Motor Products Inc	4,766	168
Steven Madden Ltd	15,251	476
Stitch Fix Inc, Cl A *	17,800	64
Stoneridge Inc *	5,930	97
Strategic Education Inc	4,287	338
Stride Inc *	7,788	315
Sturm Ruger & Co Inc	3,942	203
Superior Group of Cos Inc	2,000	17
Sweetgreen Inc, Cl A *	19,200	183
Target Hospitality Corp *	6,100	86
Taylor Morrison Home Corp, Cl A *	21,960	932
Tempur Sealy International Inc	33,892	1,208
Texas Roadhouse Inc, Cl A	14,266	1,539
Thor Industries Inc	10,290	805
Tile Shop Holdings Inc *	6,300	33
Tilly's Inc, Cl A *	5,243	41
Toll Brothers Inc	22,539	1,526
TopBuild Corp *	6,700	1,351
Topgolf Callaway Brands Corp *	27,706	473
Torrid Holdings Inc *	2,700	6
Traeger Inc *	4,800	18
Travel + Leisure Co	15,500	565
Tri Pointe Homes Inc *	20,373	595
Tupperware Brands Corp *	8,524	8
Udemy Inc *	17,700	177
Under Armour Inc, Cl A *	34,700	250
Under Armour Inc, Cl C *	35,800	236
Unifi Inc *	2,480	18
Universal Electronics Inc *	2,887	23
Universal Technical Institute Inc *	7,300	47
Upbound Group Inc, Cl A	10,240	306
Urban Outfitters Inc *	12,800	394
Vacasa Inc, Cl A *(A)	24,500	19
Vail Resorts Inc	8,312	2,021
Valvoline Inc	36,536	1,407
Victoria's Secret & Co *	16,700	341
Vista Outdoor Inc *	13,073	348
Visteon Corp *	5,465	730
Vizio Holding Corp, Cl A *	17,400	114
Vuzix Corp *(A)	14,200	71
Warby Parker Inc, Cl A *(A)	15,200	167
Wayfair Inc, Cl A *(A)	15,200	613
Wendy's Co/The	36,275	798
Weyco Group Inc	1,200	33
Williams-Sonoma Inc	13,637	1,548
Wingstop Inc	6,100	1,216
Winmark Corp	491	160
Winnebago Industries Inc	5,935	330
Wolverine World Wide Inc	17,896	239
Workhorse Group Inc *(A)	25,800	22
WW International Inc *	12,174	80

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wyndham Hotels & Resorts Inc	17,600	$1,201
XPEL Inc *	4,800	331
Xponential Fitness Inc, Cl A *	5,600	148
YETI Holdings Inc *	18,400	673
Zumiez Inc *	4,803	77

		134,706
Consumer Staples — 2.9%
22nd Century Group Inc *(A)	39,100	24
Albertsons Cos Inc, Cl A	48,200	981
Alico Inc	1,400	32
Andersons Inc/The	5,699	222
AppHarvest Inc *(A)	21,800	10
B&G Foods Inc, Cl A (A)	14,611	187
Beauty Health Co/The *	17,700	142
BellRing Brands Inc *	27,702	1,014
Benson Hill Inc *	43,900	52
Beyond Meat Inc *(A)	13,000	132
BJ's Wholesale Club Holdings Inc *	27,700	1,735
Boston Beer Co Inc/The, Cl A *	1,983	669
BRC Inc, Cl A *(A)	5,800	31
Calavo Growers Inc	4,426	143
Cal-Maine Foods Inc	7,828	372
Casey's General Stores Inc	7,759	1,751
Celsius Holdings Inc *	11,100	1,393
Central Garden & Pet Co *	2,600	94
Central Garden & Pet Co, Cl A *	7,529	259
Chefs' Warehouse Inc/The *	7,021	218
Coca-Cola Consolidated Inc	889	588
Coty Inc, Cl A *	68,300	740
Darling Ingredients Inc *	33,857	2,146
Duckhorn Portfolio Inc/The *	8,000	104
Edgewell Personal Care Co	10,545	411
elf Beauty Inc *	10,000	1,040
Energizer Holdings Inc	14,645	477
Flowers Foods Inc	38,708	967
Fresh Del Monte Produce Inc	6,181	163
Freshpet Inc *	9,300	556
Grocery Outlet Holding Corp *	18,100	520
Hain Celestial Group Inc/The *	15,660	191
Herbalife Ltd *	20,144	239
HF Foods Group Inc *	9,900	36
Honest Co Inc/The *	18,200	27
Hostess Brands Inc, Cl A *	25,500	634
Ingles Markets Inc, Cl A	2,645	212
Ingredion Inc	13,265	1,388
Inter Parfums Inc	3,706	466
J & J Snack Foods Corp	3,064	472
John B Sanfilippo & Son Inc	1,819	211
Lancaster Colony Corp	4,229	831
Lifecore Biomedical Inc *	4,693	38
Medifast Inc	2,564	202
MGP Ingredients Inc	2,800	266

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mission Produce Inc *	9,300	$114
National Beverage Corp *	5,204	257
Natural Grocers by Vitamin Cottage Inc	1,085	12
Nature's Sunshine Products Inc *	2,937	33
Nu Skin Enterprises Inc, Cl A	11,205	374
Olaplex Holdings Inc *	29,300	93
Performance Food Group Co *	31,227	1,727
Pilgrim's Pride Corp *	10,307	229
Post Holdings Inc *	10,869	923
PriceSmart Inc	5,423	393
Primo Water Corp	32,100	413
Reynolds Consumer Products Inc	9,700	266
Rite Aid Corp *(A)	13,411	24
Seaboard Corp	57	217
Seneca Foods Corp, Cl A *	1,262	58
Simply Good Foods Co/The *	18,800	680
Sovos Brands Inc *	5,900	112
SpartanNash Co	8,136	186
Spectrum Brands Holdings Inc	8,487	613
Sprouts Farmers Market Inc *	22,500	778
SunOpta Inc *	17,100	115
Tattooed Chef Inc *(A)	11,500	6
Thorne HealthTech Inc *	1,500	7
Tootsie Roll Industries Inc	3,832	150
TreeHouse Foods Inc *	10,509	498
Turning Point Brands Inc	3,200	67
United Natural Foods Inc *	12,798	342
Universal Corp/VA	5,545	286
US Foods Holding Corp *	41,100	1,635
USANA Health Sciences Inc *	2,832	172
Utz Brands Inc	13,800	227
Vector Group Ltd	29,091	341
Veru Inc *(A)	14,700	15
Village Super Market Inc, Cl A	1,962	41
Vintage Wine Estates Inc *	7,300	8
Vita Coco Co Inc/The *	6,100	163
Vital Farms Inc *	5,500	80
WD-40 Co	2,786	528
Weis Markets Inc	3,604	215
Whole Earth Brands Inc *	10,300	30

		34,814
Energy — 4.1%
Aemetis Inc *(A)	5,000	24
Amplify Energy Corp *	4,900	33
Antero Midstream Corp	68,200	696
Antero Resources Corp *	57,480	1,173
Arch Resources Inc (A)	3,000	310
Archrock Inc	30,283	273
Ardmore Shipping Corp	7,800	91
Berry Corp	19,400	122
Borr Drilling Ltd *(A)	47,100	323
Bristow Group Inc *	4,997	122

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cactus Inc, Cl A	12,400	$392
California Resources Corp	14,000	526
Callon Petroleum Co *	11,100	340
Centrus Energy Corp, Cl A *	2,000	59
ChampionX Corp	40,000	1,010
Cheniere Energy Inc	51,065	7,137
Chesapeake Energy Corp	25,393	1,911
Chord Energy Corp	8,230	1,177
Civitas Resources Inc	15,034	1,004
Clean Energy Fuels Corp *	29,988	121
CNX Resources Corp *	33,800	522
Comstock Resources Inc	21,000	196
CONSOL Energy Inc	7,475	403
Crescent Energy Co, Cl A (A)	6,660	63
CVR Energy Inc	7,097	166
Delek US Holdings Inc	14,390	317
Denbury Inc *	10,100	911
DHT Holdings Inc	27,900	215
Diamond Offshore Drilling Inc *	16,800	184
DMC Global Inc *	5,100	83
Dorian LPG Ltd	6,747	156
Dril-Quip Inc *	7,987	178
DT Midstream Inc	21,100	959
Earthstone Energy Inc, Cl A *	8,200	98
Empire Petroleum Corp *	1,033	10
Energy Fuels Inc/Canada *(A)	36,000	212
Enviva Inc	5,900	52
Equitrans Midstream Corp	82,900	707
Excelerate Energy Inc, Cl A	2,400	45
Expro Group Holdings NV *	15,357	255
FLEX LNG Ltd (A)	5,800	173
Frontline PLC	25,500	360
Gevo Inc *(A)	45,000	58
Golar LNG Ltd	18,702	385
Green Plains Inc *	11,190	324
Gulfport Energy Corp *	2,200	213
Helix Energy Solutions Group Inc *	32,569	205
Helmerich & Payne Inc	19,700	608
HF Sinclair Corp	27,500	1,140
HighPeak Energy Inc (A)	1,100	14
International Seaways Inc	10,128	365
Kinetik Holdings Inc, Cl A	3,900	127
Kosmos Energy Ltd *	93,875	559
Liberty Energy Inc, Cl A	25,900	304
Magnolia Oil & Gas Corp, Cl A	35,200	680
Matador Resources Co	22,600	994
Murphy Oil Corp	29,000	1,009
Nabors Industries Ltd *	1,991	167
NACCO Industries Inc, Cl A	900	28
New Fortress Energy Inc, Cl A	11,000	289
Newpark Resources Inc *	18,020	62
NextDecade Corp *	7,100	39

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NexTier Oilfield Solutions Inc *	39,539	$298
Noble Corp PLC *	16,300	615
Nordic American Tankers Ltd	34,377	121
Northern Oil and Gas Inc	12,100	362
NOV Inc	80,400	1,131
Oceaneering International Inc *	20,446	313
Oil States International Inc *	16,699	106
Ovintiv Inc	51,500	1,703
Par Pacific Holdings Inc *	9,986	213
Patterson-UTI Energy Inc	44,522	434
PBF Energy Inc, Cl A	24,377	897
PDC Energy Inc	17,577	1,206
Peabody Energy Corp	24,700	449
Permian Resources Corp, Cl A (A)	51,700	482
ProFrac Holding Corp, Cl A *	3,000	34
ProPetro Holding Corp *	19,200	128
Range Resources Corp	47,200	1,292
Ranger Oil Corp, Cl A	4,700	173
REX American Resources Corp *	3,900	128
Riley Exploration Permian Inc	1,200	40
Ring Energy Inc *	10,000	17
RPC Inc	15,199	101
SandRidge Energy Inc	8,200	110
Scorpio Tankers Inc	9,813	449
Select Water Solutions Inc, Cl A	17,800	129
SFL Corp Ltd	22,476	193
SilverBow Resources Inc *	1,500	36
Sitio Royalties Corp, Cl A (A)	15,221	388
SM Energy Co	25,813	679
Solaris Oilfield Infrastructure Inc, Cl A	5,400	40
Southwestern Energy Co *	220,271	1,051
Talos Energy Inc *	12,200	150
Teekay Corp *	14,800	83
Teekay Tankers Ltd, Cl A	5,100	184
Tellurian Inc *(A)	101,800	123
TETRA Technologies Inc *	34,000	88
Texas Pacific Land Corp	1,200	1,564
Tidewater Inc *	9,800	439
Uranium Energy Corp *(A)	63,200	164
Ur-Energy Inc *	38,700	35
US Silica Holdings Inc *	15,626	177
VAALCO Energy Inc	15,500	60
Valaris Ltd *	12,800	739
Vertex Energy Inc *(A)	13,700	89
Vital Energy Inc *	3,800	158
Vitesse Energy Inc	5,143	119
W&T Offshore Inc *	21,338	83
Weatherford International PLC *	14,600	824
World Fuel Services Corp	12,341	282

		49,358
Financials — 15.6%
1st Source Corp	2,758	113

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ACNB Corp	1,900	$56
AFC Gamma Inc ‡	2,800	32
Affiliated Managers Group Inc	7,700	1,071
Affirm Holdings Inc, Cl A *(A)	41,900	623
AGNC Investment Corp ‡	115,421	1,061
Alerus Financial Corp	3,400	57
Ally Financial Inc	61,400	1,638
Amalgamated Financial Corp	3,000	43
A-Mark Precious Metals Inc	3,800	129
Ambac Financial Group Inc *	7,800	109
Amerant Bancorp Inc, Cl A	5,100	90
American Equity Investment Life Holding Co	13,578	536
American Financial Group Inc/OH	13,853	1,555
American National Bankshares Inc	2,006	58
Ameris Bancorp	13,362	422
AMERISAFE Inc	4,533	231
Angel Oak Mortgage REIT Inc ‡(A)	1,600	12
Annaly Capital Management Inc ‡	96,439	1,821
Apollo Commercial Real Estate Finance Inc ‡	28,819	291
Apollo Global Management Inc	99,084	6,624
Arbor Realty Trust Inc ‡(A)	36,200	456
Ares Commercial Real Estate Corp ‡	9,600	88
Ares Management Corp, Cl A	31,445	2,739
Argo Group International Holdings Ltd	6,816	200
ARMOUR Residential REIT Inc ‡(A)	33,424	168
Arrow Financial Corp	3,252	59
Artisan Partners Asset Management Inc, Cl A	13,300	426
AssetMark Financial Holdings Inc *	3,900	110
Associated Banc-Corp	31,336	464
Associated Capital Group Inc	500	18
Assured Guaranty Ltd	11,887	615
Atlantic Union Bankshares Corp	14,182	362
Atlanticus Holdings Corp *	1,100	38
Avantax Inc *	10,529	223
AvidXchange Holdings Inc *	26,800	260
Axis Capital Holdings Ltd	15,168	787
Axos Financial Inc *	11,236	425
B Riley Financial Inc (A)	4,400	159
Banc of California Inc	10,100	108
BancFirst Corp	4,050	343
Banco Latinoamericano de Comercio Exterior SA, Cl E	7,012	137
Bancorp Inc/The *	11,092	342
Bank First Corp (A)	1,500	114
Bank of Hawaii Corp (A)	8,024	314
Bank of Marin Bancorp	3,614	58
Bank of NT Butterfield & Son Ltd/The	8,500	213
Bank OZK (A)	23,070	798
BankUnited Inc	13,696	259
Bankwell Financial Group Inc	1,100	25

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Banner Corp	7,051	$305
Bar Harbor Bankshares	2,850	67
BayCom Corp	3,000	49
BCB Bancorp Inc	3,200	34
Berkshire Hills Bancorp Inc	8,691	178
BGC Partners Inc, Cl A	55,336	225
Blackstone Inc	146,100	12,512
Blackstone Mortgage Trust Inc, Cl A ‡(A)	34,500	628
Block Inc, Cl A *	111,109	6,710
Blue Foundry Bancorp *	6,000	56
Blue Owl Capital Inc, Cl A	84,000	861
Blue Ridge Bankshares Inc	3,700	32
BOK Financial Corp	5,582	454
Bread Financial Holdings Inc	11,300	318
Bridgewater Bancshares Inc *	6,100	53
Bright Health Group Inc *	530	5
Brighthouse Financial Inc *	14,500	584
Brightsphere Investment Group Inc	7,363	158
BrightSpire Capital Inc, Cl A ‡	21,794	129
Brookline Bancorp Inc	20,233	166
BRP Group Inc, Cl A *	13,300	267
Business First Bancshares Inc	4,300	63
Byline Bancorp Inc	5,970	106
Cadence Bank	37,131	667
Cambridge Bancorp	1,500	76
Camden National Corp	3,058	90
Cannae Holdings Inc *	13,962	274
Cantaloupe Inc *	14,900	92
Capital Bancorp Inc	1,900	32
Capital City Bank Group Inc	2,861	86
Capitol Federal Financial Inc	28,287	169
Capstar Financial Holdings Inc	2,400	29
Carlyle Group Inc/The	41,100	1,127
Carter Bankshares Inc *	7,100	100
Cass Information Systems Inc	3,154	122
Cathay General Bancorp	15,115	442
Central Pacific Financial Corp	6,810	99
Chimera Investment Corp ‡	53,665	259
Citizens & Northern Corp	3,540	68
City Holding Co	2,985	257
Civista Bancshares Inc	3,400	51
Claros Mortgage Trust Inc ‡	21,600	225
CNA Financial Corp	6,775	250
CNB Financial Corp/PA	1,948	32
CNO Financial Group Inc	23,425	509
Coastal Financial Corp/WA *	1,900	65
Cohen & Steers Inc	5,536	301
Coinbase Global Inc, Cl A *(A)	33,800	2,102
Colony Bankcorp Inc	3,700	34
Columbia Banking System Inc	42,894	859
Columbia Financial Inc *	8,700	141
Commerce Bancshares Inc/MO	24,134	1,157

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Community Bank System Inc	11,251	$556
Community Trust Bancorp Inc	3,393	114
Compass Diversified Holdings (A)	14,400	283
ConnectOne Bancorp Inc	8,383	114
Corebridge Financial Inc	14,300	238
Crawford & Co, Cl A	5,700	56
Credit Acceptance Corp *(A)	1,312	585
CrossFirst Bankshares Inc *	11,500	111
Cullen/Frost Bankers Inc	12,205	1,223
Curo Group Holdings Corp	4,500	5
Customers Bancorp Inc *	6,770	156
CVB Financial Corp	28,179	338
Diamond Hill Investment Group Inc	654	104
Dime Community Bancshares Inc	7,729	125
Donegal Group Inc, Cl A	2,500	36
Donnelley Financial Solutions Inc *	5,132	228
Dynex Capital Inc ‡	9,597	108
Eagle Bancorp Inc	7,306	146
East West Bancorp Inc	30,366	1,453
Eastern Bankshares Inc	33,800	367
eHealth Inc *	5,874	39
Ellington Financial Inc ‡	13,700	172
Employers Holdings Inc	5,074	183
Enact Holdings Inc	7,000	170
Encore Capital Group Inc *	3,875	167
Enova International Inc *	6,066	282
Enstar Group Ltd *	2,351	553
Enterprise Bancorp Inc/MA	2,848	76
Enterprise Financial Services Corp	7,165	291
Equitable Holdings Inc	74,700	1,833
Equity Bancshares Inc, Cl A	3,900	87
Erie Indemnity Co, Cl A	4,987	1,068
Esquire Financial Holdings Inc	1,600	68
Essent Group Ltd	22,800	1,007
Euronet Worldwide Inc *	9,488	1,057
Evercore Inc, Cl A	7,576	818
EVERTEC Inc	11,300	390
EZCORP Inc, Cl A *	11,257	94
F&G Annuities & Life Inc	3,894	81
Farmers & Merchants Bancorp Inc/Archbold OH	3,200	64
Farmers National Banc Corp	6,800	80
FB Financial Corp	7,502	200
Federal Agricultural Mortgage Corp, Cl C	1,988	266
Federated Hermes Inc, Cl B	17,870	615
Fidelity National Financial Inc	52,366	1,788
Finance Of America Cos Inc, Cl A *	7,100	10
Financial Institutions Inc	3,243	51
First American Financial Corp	21,672	1,190
First Bancorp Inc/The	3,052	72
First BanCorp/Puerto Rico	38,016	424
First Bancorp/Southern Pines NC	7,645	230

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Bancshares Inc/The	4,600	$120
First Bank/Hamilton NJ	3,700	38
First Busey Corp	10,492	196
First Business Financial Services Inc	1,800	48
First Citizens BancShares Inc/NC, Cl A	2,302	2,871
First Commonwealth Financial Corp	18,601	235
First Community Bankshares Inc	2,342	62
First Financial Bancorp	20,633	391
First Financial Bankshares Inc	24,812	643
First Financial Corp/IN	2,412	78
First Foundation Inc	9,100	35
First Hawaiian Inc	25,900	427
First Horizon Corp	110,825	1,143
First Internet Bancorp	2,200	27
First Interstate BancSystem Inc, Cl A	19,316	426
First Merchants Corp	11,318	299
First Mid Bancshares Inc	3,572	86
First of Long Island Corp/The	4,995	51
First Western Financial Inc *	1,800	31
FirstCash Holdings Inc	7,620	751
Five Star Bancorp	2,800	54
Flushing Financial Corp	6,070	71
Flywire Corp *	11,700	351
FNB Corp/PA	74,289	816
Focus Financial Partners Inc, Cl A *	11,900	620
Franklin BSP Realty Trust Inc ‡	16,854	227
Fulton Financial Corp	30,212	337
FVCBankcorp Inc *	3,375	34
GCM Grosvenor Inc	10,000	69
Genworth Financial Inc, Cl A *	103,600	554
German American Bancorp Inc	6,166	170
Glacier Bancorp Inc	22,975	662
Goosehead Insurance Inc, Cl A *	4,100	226
Granite Point Mortgage Trust Inc ‡	10,941	51
Great Southern Bancorp Inc	2,499	122
Green Dot Corp, Cl A *	9,255	169
Greene County Bancorp Inc	1,020	27
Greenlight Capital Re Ltd, Cl A *	6,409	62
Guaranty Bancshares Inc/TX	1,500	36
Hamilton Lane Inc, Cl A	7,300	496
Hancock Whitney Corp	17,614	643
Hanmi Financial Corp	6,878	99
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡(A)	17,800	419
Hanover Insurance Group Inc/The	7,317	816
HarborOne Bancorp Inc	10,720	88
HBT Financial Inc	2,200	39
HCI Group Inc	1,115	59
Heartland Financial USA Inc	7,875	217
Heritage Commerce Corp	13,600	99
Heritage Financial Corp/WA	8,071	132
Hilltop Holdings Inc	9,500	280

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hingham Institution For Savings The	300	$58
Hippo Holdings Inc *	3,484	55
Home Bancorp Inc	1,800	55
Home BancShares Inc/AR	38,532	827
Home Point Capital Inc	1,600	4
HomeStreet Inc	4,372	23
HomeTrust Bancshares Inc	4,102	80
Hope Bancorp Inc	26,995	217
Horace Mann Educators Corp	8,314	250
Horizon Bancorp Inc/IN	9,425	84
Houlihan Lokey Inc, Cl A	10,600	925
I3 Verticals Inc, Cl A *	4,800	110
Independent Bank Corp	9,720	429
Independent Bank Corp/MI	5,400	88
Independent Bank Group Inc	7,402	247
Interactive Brokers Group Inc, Cl A	18,827	1,454
International Bancshares Corp	9,850	421
International Money Express Inc *	5,400	126
Invesco Mortgage Capital Inc ‡	8,009	85
Investors Title Co	400	53
Jackson Financial Inc, Cl A	15,700	435
James River Group Holdings Ltd	8,200	157
Janus Henderson Group PLC	26,900	707
Jefferies Financial Group Inc	41,000	1,233
John Marshall Bancorp Inc	2,700	55
Kearny Financial Corp/MD	10,929	75
Kemper Corp	12,273	531
Kinsale Capital Group Inc	4,500	1,363
KKR & Co Inc	117,163	6,033
KKR Real Estate Finance Trust Inc ‡	12,500	140
Ladder Capital Corp, Cl A ‡	25,162	240
Lakeland Bancorp Inc	13,393	174
Lakeland Financial Corp	4,757	239
Lazard Ltd, Cl A	15,931	457
Lemonade Inc *(A)	10,200	180
LendingClub Corp *	22,600	185
LendingTree Inc *	2,700	49
Live Oak Bancshares Inc	7,300	158
LPL Financial Holdings Inc	16,162	3,148
Luther Burbank Corp	4,422	38
Macatawa Bank Corp	5,200	45
Markel Group Inc *	2,773	3,646
Marqeta Inc, Cl A *	87,200	418
MBIA Inc *	10,982	87
Mercantile Bank Corp	3,557	93
Merchants Bancorp/IN	3,300	75
Mercury General Corp	5,978	179
Metrocity Bankshares Inc	3,800	62
Metropolitan Bank Holding Corp *	2,100	59
MFA Financial Inc ‡	25,424	269
MGIC Investment Corp	58,018	877
Mid Penn Bancorp Inc	3,200	71

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Midland States Bancorp Inc	5,600	$108
MidWestOne Financial Group Inc	3,169	60
Moelis & Co, Cl A	13,700	519
MoneyGram International Inc *	18,900	208
Moneylion Inc *	1,083	12
Morningstar Inc	5,020	1,028
Mr Cooper Group Inc *	15,371	711
MVB Financial Corp	2,400	43
National Bank Holdings Corp, Cl A	6,400	192
National Western Life Group Inc, Cl A	510	190
Navient Corp	22,200	336
NBT Bancorp Inc	8,508	285
Nelnet Inc, Cl A	2,731	253
NerdWallet Inc, Cl A *	5,800	55
New York Community Bancorp Inc (A)	136,815	1,406
New York Mortgage Trust Inc ‡	22,559	220
Nexpoint Real Estate Finance Inc ‡	1,600	21
NI Holdings Inc *	2,300	32
Nicolet Bankshares Inc	2,200	137
NMI Holdings Inc, Cl A *	14,800	372
Northeast Bank	1,500	54
Northfield Bancorp Inc	10,205	104
Northwest Bancshares Inc	27,479	289
OceanFirst Financial Corp	13,468	191
OFG Bancorp	10,925	265
Old National Bancorp/IN	60,361	750
Old Republic International Corp	57,044	1,397
Old Second Bancorp Inc	10,100	120
OmniAB Inc. *	2,598	—
OneMain Holdings Inc, Cl A	23,600	893
Open Lending Corp, Cl A *	23,800	241
Oportun Financial Corp *	5,900	34
Oppenheimer Holdings Inc, Cl A	2,164	85
Orchid Island Capital Inc, Cl A ‡(A)	7,420	74
Origin Bancorp Inc	5,000	142
Orrstown Financial Services Inc	700	13
Oscar Health Inc, Cl A *	19,000	139
Pacific Premier Bancorp Inc	18,836	355
PacWest Bancorp (A)	23,312	150
Palomar Holdings Inc, Cl A *	4,700	257
Park National Corp	2,805	277
Parke Bancorp Inc	2,200	35
Pathward Financial Inc	6,100	268
Payoneer Global Inc *	43,900	182
Paysafe Ltd *	6,867	66
PCB Bancorp	2,600	37
Peapack-Gladstone Financial Corp	3,154	83
PennyMac Financial Services Inc	5,600	342
PennyMac Mortgage Investment Trust ‡	14,463	168
Peoples Bancorp Inc/OH	5,572	143
Peoples Financial Services Corp	1,600	63
Perella Weinberg Partners, Cl A	10,900	85

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pinnacle Financial Partners Inc	14,627	$712
Pioneer Bancorp Inc/NY *	2,700	23
Piper Sandler Cos	3,177	405
PJT Partners Inc	5,200	350
Popular Inc	14,156	809
PRA Group Inc *	7,658	143
Preferred Bank/Los Angeles CA	3,037	140
Premier Financial Corp	6,876	96
Primerica Inc	7,329	1,334
Primis Financial Corp	6,000	44
Priority Technology Holdings Inc *	1,600	6
ProAssurance Corp	11,625	141
PROG Holdings Inc *	9,978	326
Prosperity Bancshares Inc	18,235	1,043
Provident Bancorp Inc	3,500	27
Provident Financial Services Inc	16,778	266
QCR Holdings Inc	3,900	150
Radian Group Inc	32,548	831
RBB Bancorp	2,600	27
Ready Capital Corp ‡(A)	29,838	302
Red River Bancshares Inc	1,200	59
Redwood Trust Inc ‡	27,405	162
Regional Management Corp	1,700	44
Reinsurance Group of America Inc, Cl A	14,016	1,962
Remitly Global Inc *	21,100	387
RenaissanceRe Holdings Ltd	8,706	1,640
Renasant Corp	11,160	292
Repay Holdings Corp, Cl A *	20,900	132
Republic Bancorp Inc/KY, Cl A	1,998	84
Republic First Bancorp Inc *(A)	9,800	13
Rithm Capital Corp ‡	90,188	734
RLI Corp	8,282	1,026
Robinhood Markets Inc, Cl A *	115,800	1,033
Rocket Cos Inc, Cl A *(A)	21,000	168
Ryan Specialty Holdings Inc, Cl A *	17,400	710
S&T Bancorp Inc	8,332	223
Safety Insurance Group Inc	3,131	228
Sandy Spring Bancorp Inc	10,110	212
Sculptor Capital Management Inc, Cl A	5,700	49
Seacoast Banking Corp of Florida	14,981	310
SEI Investments Co †	20,819	1,178
Selective Insurance Group Inc	12,284	1,188
Selectquote Inc *	28,700	46
ServisFirst Bancshares Inc	10,600	427
Shift4 Payments Inc, Cl A *	10,500	659
Shore Bancshares Inc	2,000	23
Sierra Bancorp	2,978	48
Simmons First National Corp, Cl A	25,753	419
SiriusPoint Ltd *	20,200	188
Skyward Specialty Insurance Group Inc *	4,000	94
SLM Corp	49,020	748
SmartFinancial Inc	3,100	65

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SoFi Technologies Inc *(A)	169,100	$1,174
South Plains Financial Inc	2,400	53
Southern First Bancshares Inc *	1,491	34
Southern Missouri Bancorp Inc	1,900	71
Southside Bancshares Inc	6,762	179
SouthState Corp	15,484	968
Starwood Property Trust Inc ‡(A)	60,580	1,063
Stellar Bancorp Inc	9,840	229
StepStone Group Inc, Cl A	10,500	226
Sterling Bancorp Inc/MI *	2,158	11
Stewart Information Services Corp	5,841	262
Stifel Financial Corp	20,473	1,138
Stock Yards Bancorp Inc	6,502	272
StoneCo Ltd, Cl A *	57,100	715
StoneX Group Inc *	3,768	303
Summit Financial Group Inc	2,600	50
Synovus Financial Corp	29,892	810
Texas Capital Bancshares Inc *	10,023	474
TFS Financial Corp	12,343	140
Third Coast Bancshares Inc *	800	13
Tiptree Inc	5,100	67
Toast Inc, Cl A *	51,600	1,082
Tompkins Financial Corp	2,705	141
Towne Bank/Portsmouth VA	13,867	322
TPG RE Finance Trust Inc ‡	14,400	91
Tradeweb Markets Inc, Cl A	22,900	1,533
TriCo Bancshares	6,909	225
Triumph Financial Inc *	5,200	270
Trupanion Inc *(A)	8,600	193
TrustCo Bank Corp NY	4,325	120
Trustmark Corp	12,639	264
Two Harbors Investment Corp ‡	20,110	250
UMB Financial Corp	9,345	529
United Bankshares Inc/WV	26,156	770
United Community Banks Inc/GA	21,618	489
United Fire Group Inc	4,171	90
Unity Bancorp Inc	2,800	64
Universal Insurance Holdings Inc	5,900	85
Univest Financial Corp	7,415	131
Unum Group *	40,900	1,777
Upstart Holdings Inc *(A)	14,400	392
USCB Financial Holdings Inc *(A)	2,200	22
UWM Holdings Corp (A)	20,000	103
Valley National Bancorp	83,068	613
Value Line Inc	300	14
Velocity Financial Inc *	1,800	16
Veritex Holdings Inc	10,839	187
Victory Capital Holdings Inc, Cl A	2,200	68
Virtu Financial Inc, Cl A	19,100	336
Virtus Investment Partners Inc	1,158	221
Voya Financial Inc	19,400	1,315
Walker & Dunlop Inc	6,423	470

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Washington Federal Inc	13,436	$349
Washington Trust Bancorp Inc	3,870	99
Waterstone Financial Inc	4,000	54
Webster Financial Corp	35,429	1,260
WesBanco Inc	12,109	292
West BanCorp Inc	3,785	64
Westamerica BanCorp	4,955	187
Western Alliance Bancorp (A)	22,061	748
Western Union Co/The	80,300	915
WEX Inc *	8,976	1,489
White Mountains Insurance Group Ltd	462	626
Wintrust Financial Corp	12,449	791
WisdomTree Inc	21,375	145
World Acceptance Corp *	976	109
WSFS Financial Corp	13,212	442

		186,620
Health Care — 13.1%
10X Genomics Inc, Cl A *	18,100	950
23andMe Holding Co, Cl A *	45,800	88
2seventy bio Inc *	8,200	98
4D Molecular Therapeutics Inc *	7,700	141
Aadi Bioscience Inc *	2,900	23
AbCellera Biologics Inc *	40,500	282
Absci Corp *	16,500	31
Acadia Healthcare Co Inc *	18,587	1,313
ACADIA Pharmaceuticals Inc *	24,500	576
Accolade Inc *	11,200	135
Aclaris Therapeutics Inc *	15,900	133
AdaptHealth Corp, Cl A *	15,400	161
Adaptive Biotechnologies Corp *	23,700	165
Addus HomeCare Corp *	2,800	252
Adicet Bio Inc *	4,500	25
ADMA Biologics Inc *	40,800	166
Aerovate Therapeutics Inc *	2,200	36
Affimed NV *	27,377	24
Agenus Inc *	57,300	89
Agiliti Inc *	6,100	100
agilon health Inc *	53,800	1,070
Agios Pharmaceuticals Inc *	9,400	238
AirSculpt Technologies Inc (A)	1,400	12
Akero Therapeutics Inc *	6,200	276
Akoya Biosciences Inc *	1,600	9
Alector Inc *	13,000	97
Alignment Healthcare Inc *	17,000	100
Alkermes PLC *	33,053	956
Allogene Therapeutics Inc *	20,200	106
Allovir Inc *	7,300	28
Alnylam Pharmaceuticals Inc *	25,689	4,753
Alpha Teknova Inc *	1,500	6
Alphatec Holdings Inc *	11,800	179
Alpine Immune Sciences Inc *	2,500	25
ALX Oncology Holdings Inc *	4,300	29

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Amedisys Inc *	6,771	$514
American Well Corp, Cl A *	43,300	96
Amicus Therapeutics Inc *	59,100	665
AMN Healthcare Services Inc *	9,209	874
Amneal Pharmaceuticals Inc *	23,588	55
Amphastar Pharmaceuticals Inc *	8,300	368
Amylyx Pharmaceuticals Inc *	9,000	222
AnaptysBio Inc *	4,800	92
Anavex Life Sciences Corp *(A)	15,300	141
AngioDynamics Inc *	8,570	81
ANI Pharmaceuticals Inc *	2,500	113
Anika Therapeutics Inc *	3,070	83
Apellis Pharmaceuticals Inc *	19,700	1,691
Apollo Medical Holdings Inc *	8,600	272
Arbutus Biopharma Corp *	16,700	42
Arcellx Inc *	6,100	269
Arcturus Therapeutics Holdings Inc *	5,500	150
Arcus Biosciences Inc *	10,600	218
Arcutis Biotherapeutics Inc *	7,000	53
Arrowhead Pharmaceuticals Inc *	20,800	716
Artivion Inc *	8,545	128
Arvinas Inc *	10,700	234
Atara Biotherapeutics Inc *	20,600	32
Atea Pharmaceuticals Inc *	15,000	60
Athira Pharma Inc *	4,800	13
AtriCure Inc *	9,320	419
Atrion Corp	330	172
Aura Biosciences Inc *	2,200	25
Aurinia Pharmaceuticals Inc *	31,600	283
Avanos Medical Inc *	7,800	191
Avantor Inc *	127,151	2,535
Aveanna Healthcare Holdings Inc *	10,800	13
Avid Bioservices Inc *	13,800	213
Avidity Biosciences Inc *	13,400	142
Avista Public Acquisition Corp II, Cl W *	16,797	73
Axogen Inc *	9,085	77
Axonics Inc *	10,500	508
Axsome Therapeutics Inc *(A)	6,500	480
Azenta Inc *	15,103	653
Beam Therapeutics Inc *	13,500	431
BioCryst Pharmaceuticals Inc *	41,300	342
Biohaven Ltd *	9,850	172
BioLife Solutions Inc *	7,900	184
BioMarin Pharmaceutical Inc *	38,746	3,369
Bionano Genomics Inc *(A)	63,500	44
Bioventus Inc, Cl A *	6,639	18
Bioxcel Therapeutics Inc *	3,900	70
Bluebird Bio Inc *	14,400	48
Blueprint Medicines Corp *	13,100	740
Bridgebio Pharma Inc *	22,935	315
Brookdale Senior Living Inc, Cl A *	42,209	146
Bruker Corp	21,932	1,515

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Butterfly Network Inc *(A)	31,800	$78
C4 Therapeutics Inc *	8,100	27
Cano Health Inc *(A)	32,300	44
Cara Therapeutics Inc *	9,400	30
CareDx Inc *	11,500	92
CareMax Inc *	13,900	37
Caribou Biosciences Inc *	15,100	67
Cassava Sciences Inc *(A)	8,700	198
Castle Biosciences Inc *	4,600	112
Catalyst Pharmaceuticals Inc *	19,700	228
Celldex Therapeutics Inc *	10,300	328
Century Therapeutics Inc *	2,500	8
Cerevel Therapeutics Holdings Inc *	12,400	404
Certara Inc *	23,764	494
Cerus Corp *	38,497	82
Chemed Corp	2,945	1,572
Chimerix Inc *	20,300	28
Chinook Therapeutics Inc *	10,960	265
Clover Health Investments Corp, Cl A *	93,800	79
Codexis Inc *	13,961	31
Cogent Biosciences Inc *	14,000	164
Coherus Biosciences Inc *	14,800	61
Collegium Pharmaceutical Inc *	7,800	172
Community Health Systems Inc *	28,329	93
Computer Programs and Systems Inc *	3,302	79
CONMED Corp	5,708	692
Corcept Therapeutics Inc *	19,200	451
CorVel Corp *	1,934	378
Crinetics Pharmaceuticals Inc *	10,300	225
Cross Country Healthcare Inc *	7,179	183
CryoPort Inc *	9,400	173
CTI BioPharma Corp *	23,900	216
Cue Health Inc *	26,000	20
Cullinan Oncology Inc *	7,700	79
Cutera Inc *	3,900	66
Cytek Biosciences Inc *	23,200	181
Cytokinetics Inc *	16,700	629
Day One Biopharmaceuticals Inc *	7,000	93
Deciphera Pharmaceuticals Inc *	8,900	120
Definitive Healthcare Corp, Cl A *	7,300	71
Denali Therapeutics Inc *	20,900	632
Design Therapeutics Inc *(A)	7,800	44
DICE Therapeutics Inc *	6,400	202
DocGo Inc *	13,700	123
Doximity Inc, Cl A *	22,900	702
Dynavax Technologies Corp, Cl A *	23,889	273
Dyne Therapeutics Inc *	6,100	79
Eagle Pharmaceuticals Inc/DE *	2,700	56
Edgewise Therapeutics Inc *	8,300	84
Editas Medicine Inc, Cl A *	15,400	141
Eiger BioPharmaceuticals Inc *	5,600	6
Elanco Animal Health Inc *	92,100	751

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Embecta Corp	13,400	$371
Emergent BioSolutions Inc *	10,984	94
Enanta Pharmaceuticals Inc *	4,700	110
Encompass Health Corp	19,741	1,224
Enhabit Inc *	10,870	117
Enovis Corp *	10,663	562
Ensign Group Inc/The	11,036	978
Envista Holdings Corp *	32,700	1,043
EQRx Inc *	44,100	78
Erasca Inc *	14,600	40
Esperion Therapeutics Inc *	13,600	18
Evolent Health Inc, Cl A *	17,100	498
Evolus Inc *	11,000	100
Exact Sciences Corp *	36,726	2,996
Exelixis Inc *	65,300	1,259
EyePoint Pharmaceuticals Inc *	4,500	27
Fate Therapeutics Inc *	18,600	94
FibroGen Inc *	19,000	328
Figs Inc, Cl A *	24,600	203
Foghorn Therapeutics Inc *(A)	4,200	26
Fulcrum Therapeutics Inc *	5,100	14
Fulgent Genetics Inc *	4,700	187
GeneDx Holdings Corp, Cl A *	1,076	8
Generation Bio Co *	9,900	35
Geron Corp *	71,070	232
Glaukos Corp *	9,049	516
Globus Medical Inc, Cl A *	16,300	882
Gossamer Bio Inc *	13,600	18
Guardant Health Inc *	20,000	586
Haemonetics Corp *	10,347	875
Halozyme Therapeutics Inc *	27,658	897
Harmony Biosciences Holdings Inc *	5,300	183
Health Catalyst Inc *	12,300	138
HealthEquity Inc *	17,100	937
HealthStream Inc	5,964	137
Heron Therapeutics Inc *(A)	20,900	24
Heska Corp *	2,200	263
HilleVax Inc *	800	14
Hims & Hers Health Inc *	24,600	220
Horizon Therapeutics Plc *	45,703	4,572
Humacyte Inc *	14,991	51
Icosavax Inc *	2,900	29
ICU Medical Inc *	3,927	687
Ideaya Biosciences Inc *	7,400	169
IGM Biosciences Inc *	1,200	14
ImmunityBio Inc *(A)	13,700	38
ImmunoGen Inc *	50,852	694
Immunovant Inc *	10,200	214
Inari Medical Inc *	10,200	616
Inhibrx Inc *	6,100	144
Innovage Holding Corp *	3,900	26
Innoviva Inc *	14,609	197

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Inogen Inc *	4,100	$43
Inotiv Inc *	2,800	17
Inovio Pharmaceuticals Inc *(A)	42,500	25
Insmed Inc *	26,900	512
Inspire Medical Systems Inc *	6,000	1,755
Instil Bio Inc *	11,600	7
Integer Holdings Corp *	6,130	502
Integra LifeSciences Holdings Corp *	15,304	581
Intellia Therapeutics Inc *	16,400	611
Intercept Pharmaceuticals Inc *	5,876	62
Intra-Cellular Therapies Inc *	19,400	1,152
Invitae Corp *(A)	45,000	48
Invivyd Inc *(A)	4,500	8
Ionis Pharmaceuticals Inc *	30,594	1,251
Iovance Biotherapeutics Inc *	35,200	308
iRadimed Corp	1,100	52
iRhythm Technologies Inc *	6,300	720
Ironwood Pharmaceuticals Inc, Cl A *	27,354	298
iTeos Therapeutics Inc *	4,600	75
IVERIC bio Inc *	27,800	1,049
Janux Therapeutics Inc *	2,800	33
Jazz Pharmaceuticals PLC *	12,700	1,628
Joint Corp/The *	3,000	43
KalVista Pharmaceuticals Inc *	4,700	46
Karuna Therapeutics Inc *	6,600	1,495
Karyopharm Therapeutics Inc *	16,200	37
Keros Therapeutics Inc *	3,600	172
Kezar Life Sciences Inc *	7,900	22
Kiniksa Pharmaceuticals Ltd, Cl A *	6,700	93
Kinnate Biopharma Inc *	7,700	33
Kodiak Sciences Inc *	7,600	45
Kronos Bio Inc *	8,400	14
Krystal Biotech Inc *	4,300	507
Kura Oncology Inc *	13,700	182
Kymera Therapeutics Inc *	7,600	224
Lantheus Holdings Inc *	14,600	1,264
LeMaitre Vascular Inc	4,200	264
Lexicon Pharmaceuticals Inc *	17,105	56
LifeStance Health Group Inc *(A)	13,300	109
Ligand Pharmaceuticals Inc *	3,428	240
Liquidia Corp *	10,700	87
LivaNova PLC *	11,200	496
Lyell Immunopharma Inc *	33,800	108
MacroGenics Inc *	12,600	59
Madrigal Pharmaceuticals Inc *	2,700	752
MannKind Corp *	56,200	261
Maravai LifeSciences Holdings Inc, Cl A *	25,018	321
Masimo Corp *	10,093	1,633
MaxCyte Inc *	20,500	84
Medpace Holdings Inc *	5,400	1,118
MeiraGTx Holdings plc *	6,700	46
Merit Medical Systems Inc *	11,275	929

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mersana Therapeutics Inc *	15,600	$117
Mesa Laboratories Inc	1,100	142
MiMedx Group Inc *	26,300	154
Mirati Therapeutics Inc *	8,600	320
Mirum Pharmaceuticals Inc *	3,700	97
ModivCare Inc *	2,458	110
Monte Rosa Therapeutics Inc *	8,900	66
Morphic Holding Inc *	4,500	259
Multiplan Corp *	84,900	118
Myriad Genetics Inc *	14,226	314
NanoString Technologies Inc *	10,000	59
Nano-X Imaging Ltd, Cl X *(A)	11,200	199
Natera Inc *	19,300	909
National HealthCare Corp	2,994	182
National Research Corp, Cl A	3,212	144
Nautilus Biotechnology Inc, Cl A *	6,155	18
Nektar Therapeutics, Cl A *	40,700	24
Neogen Corp *	42,512	744
NeoGenomics Inc *	25,500	438
Neurocrine Biosciences Inc *	19,500	1,746
Nevro Corp *	7,800	215
NextGen Healthcare Inc *	13,015	203
NGM Biopharmaceuticals Inc *	7,200	22
Nkarta Inc *	7,474	35
Novavax Inc *(A)	17,168	138
Novocure Ltd *	21,000	1,508
Nurix Therapeutics Inc *	10,000	101
Nutex Health Inc *(A)	74,600	32
Nuvalent Inc, Cl A *	4,700	198
NuVasive Inc *	9,678	369
Nuvation Bio Inc *	34,000	55
Ocugen Inc *(A)	43,100	20
Ocular Therapeutix Inc *	18,400	118
Omnicell Inc *	9,312	684
OPKO Health Inc *	93,184	130
OptimizeRx Corp *	4,000	56
Option Care Health Inc *	33,327	918
OraSure Technologies Inc *	19,939	100
Organogenesis Holdings Inc, Cl A *	12,321	45
Orthofix Medical Inc *	6,953	130
OrthoPediatrics Corp *	2,800	121
Outlook Therapeutics Inc *(A)	18,700	28
Outset Medical Inc *	10,800	225
Owens & Minor Inc *	16,439	334
Pacific Biosciences of California Inc *	54,400	673
Pacira BioSciences Inc *	9,945	378
Paragon 28 Inc *	11,500	207
Patterson Cos Inc	19,500	511
Pediatrix Medical Group Inc *	17,356	231
Pennant Group Inc/The *	6,468	78
Penumbra Inc *	7,300	2,244
Perrigo Co PLC	28,800	920

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PetIQ Inc, Cl A *	6,000	$76
Phathom Pharmaceuticals Inc *	5,900	69
PhenomeX Inc *	10,700	7
Phibro Animal Health Corp, Cl A	4,800	64
Phreesia Inc *	11,200	336
PMV Pharmaceuticals Inc *	6,200	33
Point Biopharma Global Inc, Cl A *(A)	19,100	177
Praxis Precision Medicines Inc *	8,800	8
Precigen Inc *	21,300	25
Premier Inc, Cl A	24,100	602
Prestige Consumer Healthcare Inc *	9,879	565
Prime Medicine Inc *(A)	2,100	29
Privia Health Group Inc *(A)	19,300	482
PROCEPT BioRobotics Corp *	4,600	154
Progyny Inc *	15,000	559
Prometheus Biosciences Inc *	7,100	1,411
Protagonist Therapeutics Inc *	10,100	263
Prothena Corp PLC *	7,900	525
PTC Therapeutics Inc *	15,200	638
Pulmonx Corp *	6,600	79
QIAGEN NV *	47,483	2,144
Quanterix Corp *	7,000	137
Quantum-Si Inc *	21,500	32
QuidelOrtho Corp *	10,071	857
R1 RCM Inc *	27,900	453
RadNet Inc *	11,000	318
Rallybio Corp *	700	5
RAPT Therapeutics Inc *	5,700	114
Reata Pharmaceuticals Inc, Cl A *	5,900	531
Recursion Pharmaceuticals Inc, Cl A *	27,400	240
REGENXBIO Inc *	9,300	160
Relay Therapeutics Inc *	15,500	173
Relmada Therapeutics Inc *	6,000	17
Repligen Corp *	11,122	1,868
Replimune Group Inc *	7,600	144
Revance Therapeutics Inc *	15,800	483
REVOLUTION Medicines Inc *	16,300	406
Rigel Pharmaceuticals Inc *	37,059	52
Rocket Pharmaceuticals Inc *	11,300	236
Royalty Pharma PLC, Cl A	77,400	2,534
RxSight Inc *	4,500	110
Sage Therapeutics Inc *	10,700	530
Sana Biotechnology Inc *(A)	18,300	110
Sangamo Therapeutics Inc *	28,370	32
Sarepta Therapeutics Inc *	17,800	2,200
Schrodinger Inc/United States *	12,200	408
Scilex Holding Co - Restricted *(A)	12,212	124
Seagen Inc *	28,000	5,480
Seer Inc, Cl A *	8,800	32
Select Medical Holdings Corp	21,565	590
Senseonics Holdings Inc *(A)	96,400	62
Seres Therapeutics Inc *	15,900	79

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sharecare Inc *	64,600	$96
Shockwave Medical Inc *	7,500	2,063
SI-BONE Inc *	7,300	184
SIGA Technologies Inc	10,000	56
Sight Sciences Inc *	2,400	23
Silk Road Medical Inc *	7,600	229
Simulations Plus Inc	3,900	172
Singular Genomics Systems Inc *	2,500	3
SomaLogic Inc *	37,300	113
Sotera Health Co *	20,424	288
SpringWorks Therapeutics Inc *	6,700	183
STAAR Surgical Co *	9,678	562
Stoke Therapeutics Inc *	4,300	48
Supernus Pharmaceuticals Inc *	10,100	335
Surgery Partners Inc *	11,700	438
Surmodics Inc *	3,044	56
Sutro Biopharma Inc *	9,400	42
Syndax Pharmaceuticals Inc *	10,100	202
Syneos Health Inc, Cl A *	21,100	878
Tactile Systems Technology Inc *	4,900	103
Talaris Therapeutics Inc *	6,800	18
Tandem Diabetes Care Inc *	11,900	309
Tango Therapeutics Inc *(A)	5,100	14
Tarsus Pharmaceuticals Inc *	2,600	44
Teladoc Health Inc *	35,140	813
Tenaya Therapeutics Inc *	3,000	22
Tenet Healthcare Corp *	22,700	1,616
TG Therapeutics Inc *	29,500	786
Theravance Biopharma Inc *	12,845	144
Theseus Pharmaceuticals Inc *	2,500	18
TransMedics Group Inc *	6,200	450
Travere Therapeutics Inc *	13,800	247
Treace Medical Concepts Inc *	6,200	165
Twist Bioscience Corp *	12,300	186
Tyra Biosciences Inc *(A)	2,600	38
UFP Technologies Inc *	1,100	170
Ultragenyx Pharmaceutical Inc *	14,800	731
United Therapeutics Corp *	9,164	1,922
US Physical Therapy Inc	2,826	289
Utah Medical Products Inc	1,000	93
Vanda Pharmaceuticals Inc *	11,800	70
Varex Imaging Corp *	8,600	190
Vaxart Inc *(A)	29,300	36
Vaxcyte Inc *	16,700	827
VBI Vaccines Inc *(A)	1,229	4
Veeva Systems Inc, Cl A *	29,093	4,821
Ventyx Biosciences Inc *	6,000	207
Vera Therapeutics Inc, Cl A *	1,500	13
Veracyte Inc *	16,300	422
Veradigm Inc *	22,053	260
Vericel Corp *	10,600	340
Verve Therapeutics Inc *	10,000	155

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vicarious Surgical Inc *(A)	12,000	$25
ViewRay Inc *	29,700	16
Vir Biotechnology Inc *	13,100	349
Viridian Therapeutics Inc *	6,300	150
VistaGen Therapeutics Inc *	53,300	8
Xencor Inc *	10,000	271
Xeris Biopharma Holdings Inc *	29,100	74
Y-mAbs Therapeutics Inc *	8,800	72
Zentalis Pharmaceuticals Inc *	10,300	268
Zimvie Inc *	4,800	48
Zynex Inc *	4,180	39

		156,499
Industrials — 16.5%
3D Systems Corp *	27,947	229
AAON Inc	8,850	766
AAR Corp *	6,029	302
ABM Industries Inc	13,955	616
ACCO Brands Corp	22,029	107
Acuity Brands Inc	6,425	968
ACV Auctions Inc, Cl A *	27,200	463
Advanced Drainage Systems Inc	13,300	1,287
AECOM	27,448	2,142
Aerojet Rocketdyne Holdings Inc *	16,679	909
AeroVironment Inc *	5,125	479
AerSale Corp *	7,700	116
AGCO Corp	12,423	1,370
Air Lease Corp, Cl A	22,031	838
Air Transport Services Group Inc *	11,236	188
Alamo Group Inc	2,035	339
Albany International Corp, Cl A	6,798	577
Alight Inc, Cl A *	73,200	619
Allegiant Travel Co, Cl A *	3,450	336
Allied Motion Technologies Inc	2,650	90
Allison Transmission Holdings Inc	18,276	864
Alta Equipment Group Inc	4,403	60
Ameresco Inc, Cl A *	7,079	305
American Woodmark Corp *	3,984	237
API Group Corp *	43,300	979
Apogee Enterprises Inc	3,911	144
Applied Industrial Technologies Inc	7,561	930
ArcBest Corp	4,590	385
Archer Aviation Inc, Cl A *	32,200	96
Arcosa Inc	10,513	690
Argan Inc	2,979	120
Aris Water Solutions Inc, Cl A	4,200	39
Armstrong World Industries Inc	8,577	536
Array Technologies Inc *	28,987	643
ASGN Inc *	9,469	620
Astec Industries Inc	5,163	190
Astronics Corp *	3,874	62
Astronics Corp, Cl B *	2,395	39
Atkore Inc *	7,700	899

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Avis Budget Group Inc *	5,160	$866
AZEK Co Inc/The, Cl A *	21,500	500
AZZ Inc	5,796	202
Babcock & Wilcox Enterprises Inc *	11,900	57
Barnes Group Inc	8,952	352
Barrett Business Services Inc	1,634	137
Beacon Roofing Supply Inc *	10,570	676
Blade Air Mobility Inc *	12,600	41
Blink Charging Co *(A)	8,500	57
Bloom Energy Corp, Cl A *	36,800	505
Blue Bird Corp *	4,392	111
BlueLinx Holdings Inc *	1,900	156
Boise Cascade Co	7,770	558
Booz Allen Hamilton Holding Corp, Cl A	26,865	2,702
Brady Corp, Cl A	8,827	421
BrightView Holdings Inc *	9,600	63
Brink's Co/The	9,706	646
Brookfield Business Corp, Cl A (A)	6,500	134
Builders FirstSource Inc *	29,651	3,438
BWX Technologies Inc	18,824	1,135
CACI International Inc, Cl A *	4,832	1,446
Cadre Holdings Inc	3,700	77
Caesarstone Ltd	4,600	21
Carlisle Cos Inc	10,477	2,226
Casella Waste Systems Inc, Cl A *	10,691	964
CBIZ Inc *	10,045	506
ChargePoint Holdings Inc *(A)	55,200	534
Chart Industries Inc *	8,572	941
Cimpress PLC *(A)	4,299	205
CIRCOR International Inc *	3,715	108
Clarivate PLC *	91,300	712
Clean Harbors Inc *	10,176	1,429
Columbus McKinnon Corp/NY	6,165	225
Comfort Systems USA Inc	7,491	1,109
CompX International Inc	400	7
Concentrix Corp	8,581	753
Concrete Pumping Holdings Inc *	3,900	27
Conduent Inc *	39,300	119
Construction Partners Inc, Cl A *	7,400	205
Copa Holdings SA, Cl A	5,928	623
Core & Main Inc, Cl A *	14,500	388
CoreCivic Inc *‡	27,302	235
Costamare Inc	11,500	89
Covenant Logistics Group Inc, Cl A	1,400	53
CRA International Inc	1,705	158
Crane Co	9,729	707
Crane NXT Co	9,729	512
CSG Systems International Inc	6,117	293
CSW Industrials Inc	3,000	425
Curtiss-Wright Corp	7,978	1,261
Custom Truck One Source Inc *(A)	14,400	93
Daseke Inc *	7,700	46

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Deluxe Corp	10,154	$155
Desktop Metal Inc, Cl A *(A)	41,564	77
Donaldson Co Inc	25,146	1,472
Douglas Dynamics Inc	5,222	148
Driven Brands Holdings Inc *	12,800	318
Ducommun Inc *	2,400	98
Dun & Bradstreet Holdings Inc	50,600	506
DXP Enterprises Inc/TX *	4,162	133
Dycom Industries Inc *	6,007	609
Eagle Bulk Shipping Inc (A)	2,913	114
EMCOR Group Inc	9,987	1,646
Encore Wire Corp	3,403	557
Energy Recovery Inc *	12,100	288
Energy Vault Holdings Inc *(A)	13,900	29
Enerpac Tool Group Corp, Cl A	10,942	278
EnerSys	8,483	825
Ennis Inc	5,288	102
Enovix Corp *(A)	22,200	295
EnPro Industries Inc	4,068	411
Esab Corp	11,762	691
ESCO Technologies Inc	5,277	475
ESS Tech Inc *(A)	18,100	21
ExlService Holdings Inc *	6,323	954
Exponent Inc	9,972	911
Federal Signal Corp	11,847	628
First Advantage Corp *	11,600	157
Flowserve Corp	26,000	846
Fluence Energy Inc, Cl A *(A)	7,300	181
Fluor Corp *	27,500	730
Forrester Research Inc *	2,464	71
Fortune Brands Innovations Inc	26,400	1,596
Forward Air Corp	5,318	517
Franklin Covey Co *	3,304	122
Franklin Electric Co Inc	9,881	899
Frontier Group Holdings Inc *	9,200	76
FTC Solar Inc *	4,100	11
FTI Consulting Inc *	6,768	1,272
FuelCell Energy Inc *(A)	85,700	182
Gates Industrial Corp PLC *	21,200	248
GATX Corp	7,152	850
Genco Shipping & Trading Ltd	7,300	91
Genpact Ltd	35,550	1,308
GEO Group Inc/The *	21,385	160
Gibraltar Industries Inc *	5,560	291
Global Industrial Co	2,900	72
GMS Inc *	9,400	595
Golden Ocean Group Ltd (A)	29,000	205
Gorman-Rupp Co/The	5,777	138
Graco Inc	34,305	2,624
GrafTech International Ltd	46,100	198
Granite Construction Inc	7,734	280
Great Lakes Dredge & Dock Corp *	14,980	95

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Greenbrier Cos Inc/The	7,123	$194
Griffon Corp	9,237	291
GXO Logistics Inc *	22,590	1,263
H&E Equipment Services Inc	5,325	191
Harsco Corp *	16,828	142
Hawaiian Holdings Inc *	12,480	100
Hayward Holdings Inc *	11,600	126
Healthcare Services Group Inc	17,339	234
Heartland Express Inc	9,772	152
HEICO Corp	9,118	1,409
HEICO Corp, Cl A	16,682	2,033
Heidrick & Struggles International Inc	4,552	110
Helios Technologies Inc	5,877	291
Herc Holdings Inc	4,867	494
Heritage-Crystal Clean Inc *	3,100	103
Hertz Global Holdings Inc *	37,000	580
Hexcel Corp	17,298	1,193
Hillenbrand Inc	14,480	695
Hillman Solutions Corp *	32,100	260
HireRight Holdings Corp *	5,200	53
HNI Corp	10,149	259
Hub Group Inc, Cl A *	6,762	497
Hubbell Inc, Cl B	10,889	3,076
Hudson Technologies Inc *	5,300	46
Huron Consulting Group Inc *	3,911	318
Hydrofarm Holdings Group Inc *	8,200	8
Hyliion Holdings Corp *	27,400	45
Hyster-Yale Materials Handling Inc	2,002	94
Hyzon Motors Inc *(A)	20,500	11
IBEX Holdings Ltd *	1,200	25
ICF International Inc	3,368	377
IES Holdings Inc *	1,700	81
Insperity Inc	7,624	844
Insteel Industries Inc	4,141	124
Interface Inc, Cl A	14,045	97
ITT Inc	17,363	1,322
Janus International Group Inc *	20,400	180
JELD-WEN Holding Inc *	21,100	276
JetBlue Airways Corp *	63,181	432
Joby Aviation Inc *(A)	59,800	336
John Bean Technologies Corp	6,331	675
Kadant Inc	2,125	403
Kaman Corp	6,573	137
Karat Packaging Inc	1,000	16
KBR Inc	28,745	1,697
Kelly Services Inc, Cl A	7,995	140
Kennametal Inc	15,814	394
Kforce Inc	4,537	261
Kimball International Inc, Cl B	7,025	86
Kirby Corp *	11,626	832
Knight-Swift Transportation Holdings Inc, Cl A	31,727	1,745

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Korn Ferry	10,858	$510
Kratos Defense & Security Solutions Inc *	24,316	320
Landstar System Inc	7,644	1,341
Legalzoom.com Inc *	21,900	245
Lennox International Inc	6,529	1,799
Li-Cycle Holdings Corp *(A)	32,100	151
Lincoln Electric Holdings Inc	11,433	1,940
Lindsay Corp	1,927	227
Liquidity Services Inc *	5,922	90
Luxfer Holdings PLC	7,600	109
Lyft Inc, Cl A *	68,500	618
Manitowoc Co Inc/The *	7,787	112
ManpowerGroup Inc	9,956	699
Markforged Holding Corp *(A)	24,700	22
Marten Transport Ltd	9,729	206
Masonite International Corp *	4,200	370
MasTec Inc *	12,082	1,225
Masterbrand Inc *	21,900	227
Matson Inc	7,852	537
Matthews International Corp, Cl A	6,813	262
Maximus Inc	12,716	1,029
McGrath RentCorp	4,548	404
MDU Resources Group Inc	41,932	1,224
Mercury Systems Inc *	9,423	382
Microvast Holdings Inc *(A)	44,900	56
Middleby Corp/The *	10,825	1,429
Miller Industries Inc/TN	2,311	76
MillerKnoll Inc	16,907	229
Montrose Environmental Group Inc *	5,900	207
Moog Inc, Cl A	5,624	547
MRC Global Inc *	18,112	157
MSA Safety Inc	7,544	1,038
MSC Industrial Direct Co Inc, Cl A	9,003	810
Mueller Industries Inc	11,808	877
Mueller Water Products Inc, Cl A	28,612	392
MYR Group Inc *	3,079	393
National Presto Industries Inc	1,091	81
NEXTracker Inc, Cl A *	6,300	241
Nikola Corp *(A)	66,200	41
NL Industries Inc	2,000	11
Northwest Pipe Co *	2,600	69
NOW Inc *	25,100	223
NuScale Power Corp *(A)	6,900	52
NV5 Global Inc *	3,000	272
nVent Electric PLC	35,300	1,531
Omega Flex Inc	600	62
OPENLANE Inc *	22,429	337
Oshkosh Corp	13,617	1,005
Owens Corning	19,760	2,101
PAM Transportation Services Inc *	1,600	42
Park Aerospace Corp	5,082	67
Parsons Corp *	6,000	268

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Paycor HCM Inc *	10,900	$240
Paylocity Holding Corp *	8,300	1,434
PGT Innovations Inc *	12,300	306
Pitney Bowes Inc	41,300	137
Planet Labs PBC *	38,700	178
Plug Power Inc *(A)	102,200	850
Powell Industries Inc	1,364	78
Preformed Line Products Co	690	106
Primoris Services Corp	12,547	336
Proterra Inc *(A)	38,100	41
Proto Labs Inc *	6,099	188
Quad/Graphics Inc, Cl A *	6,600	22
Quanex Building Products Corp	6,965	146
Radiant Logistics Inc *	12,400	77
RB Global Inc	13,933	726
RBC Bearings Inc *	5,695	1,129
Red Violet Inc *	1,100	22
Regal Rexnord Corp	13,338	1,732
Resideo Technologies Inc *	29,000	465
Resources Connection Inc	6,981	107
REV Group Inc	8,400	85
Rocket Lab USA Inc *(A)	52,300	240
Rush Enterprises Inc, Cl A	7,698	402
Rush Enterprises Inc, Cl B	700	41
RXO Inc *	21,890	457
Ryder System Inc	10,600	836
Safe Bulkers Inc	12,300	39
Saia Inc *	5,292	1,504
Sarcos Technology & Robotics Corp *	17,000	7
Schneider National Inc, Cl B	11,200	290
Science Applications International Corp	11,276	1,097
Sensata Technologies Holding PLC	32,100	1,333
Shoals Technologies Group Inc, Cl A *	35,700	839
Shyft Group Inc/The	7,900	186
Simpson Manufacturing Co Inc	8,743	1,033
SiteOne Landscape Supply Inc *	9,400	1,296
Skillsoft Corp *	9,600	15
SkyWest Inc *	11,322	339
SP Plus Corp *	4,298	156
Spirit AeroSystems Holdings Inc, Cl A	20,275	539
Spirit Airlines Inc	22,647	344
SPX Technologies Inc *	8,394	641
SS&C Technologies Holdings Inc	45,118	2,480
Standex International Corp	2,129	290
Steelcase Inc, Cl A	20,157	131
Stem Inc *(A)	32,700	180
Stericycle Inc *	18,400	776
Sterling Check Corp *	3,600	49
Sterling Infrastructure Inc *	6,300	290
Sun Country Airlines Holdings Inc *	4,900	92
SunPower Corp, Cl A *	18,336	194
Sunrun Inc *	43,810	773

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tennant Co	4,138	$302
Terex Corp	12,770	592
Tetra Tech Inc	11,242	1,545
Textainer Group Holdings Ltd	8,753	310
Thermon Group Holdings Inc *	6,882	158
Timken Co/The	12,009	859
Titan International Inc *	10,800	107
Titan Machinery Inc *	4,312	109
Toro Co/The	21,800	2,133
TPI Composites Inc *	7,500	80
Transcat Inc *	1,600	135
TransUnion	40,094	2,886
Trex Co Inc *	22,760	1,169
TriNet Group Inc *	7,800	693
Trinity Industries Inc	17,742	375
Triton International Ltd	11,384	941
Triumph Group Inc *	14,496	162
TrueBlue Inc *	8,328	138
TTEC Holdings Inc	4,227	134
TuSimple Holdings Inc, Cl A *	30,000	61
Tutor Perini Corp *	8,051	43
Uber Technologies Inc *	395,422	14,998
UFP Industries Inc	11,865	927
U-Haul Holding Co	1,900	100
U-Haul Holding Co, Cl B	17,100	792
UniFirst Corp/MA	2,840	486
Univar Solutions Inc *	32,250	1,149
Universal Logistics Holdings Inc	1,900	50
Upwork Inc *	26,500	217
V2X Inc *	2,679	110
Valmont Industries Inc	4,214	1,105
Velo3D Inc *(A)	21,200	41
Veritiv Corp	2,699	285
Verra Mobility Corp, Cl A *	29,700	524
Vertiv Holdings Co, Cl A	62,100	1,199
Viad Corp *	4,271	99
Vicor Corp *	4,900	271
View Inc *(A)	31,300	5
Virgin Galactic Holdings Inc *(A)	51,300	177
VSE Corp	2,500	118
Wabash National Corp	8,041	189
Watsco Inc	6,759	2,192
Watts Water Technologies Inc, Cl A	5,756	912
Werner Enterprises Inc	11,890	522
WESCO International Inc	8,865	1,218
Wheels Up Experience Inc *	19,200	6
Willdan Group Inc *	2,400	40
WillScot Mobile Mini Holdings Corp, Cl A *	41,811	1,801
Woodward Inc	12,142	1,280
Xometry Inc, Cl A *(A)	7,700	141
XPO Inc *	21,890	1,027

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zurn Elkay Water Solutions Corp	27,426	$617

		197,624
Information Technology — 19.4%
8x8 Inc *	25,314	103
908 Devices Inc *	5,300	46
A10 Networks Inc	13,400	200
ACI Worldwide Inc *	23,812	543
ACM Research Inc, Cl A *	12,000	121
Adeia Inc	23,950	235
ADTRAN Holdings Inc	15,797	141
Advanced Energy Industries Inc	7,919	777
Aeva Technologies Inc *	22,800	27
Agilysys Inc *	3,900	290
Akoustis Technologies Inc *	8,400	27
Alarm.com Holdings Inc *	9,600	482
Alkami Technology Inc *	6,400	96
Allegro MicroSystems Inc *	12,600	496
Alpha & Omega Semiconductor Ltd *	4,800	133
Altair Engineering Inc, Cl A *	10,200	748
Alteryx Inc, Cl A *	12,000	467
Ambarella Inc *	6,945	502
Amdocs Ltd	25,068	2,361
American Software Inc/GA, Cl A	7,072	90
Amkor Technology Inc	19,138	474
Amplitude Inc, Cl A *	13,700	133
Appfolio Inc, Cl A *	3,700	530
Appian Corp, Cl A *	8,800	377
AppLovin Corp, Cl A *(A)	46,600	1,165
Arlo Technologies Inc *	21,752	210
Arrow Electronics Inc *	12,425	1,574
Arteris Inc *	1,100	8
Asana Inc, Cl A *	12,700	303
Aspen Technology Inc *	5,570	913
Atlassian Corp Ltd, Cl A *	29,741	5,377
Atomera Inc *(A)	3,500	32
AvePoint Inc *	32,500	215
Aviat Networks Inc *	2,100	64
Avid Technology Inc *	7,722	185
Avnet Inc	19,199	842
Axcelis Technologies Inc *	6,350	1,000
AXT Inc *	9,700	33
Badger Meter Inc	6,324	872
Belden Inc	9,023	789
Benchmark Electronics Inc	6,630	157
Bentley Systems Inc, Cl B	35,900	1,751
BigCommerce Holdings Inc *	14,700	117
BILL Holdings Inc *	20,577	2,131
Black Knight Inc *	31,537	1,822
Blackbaud Inc *	9,655	708
BlackLine Inc *	11,600	604
Blend Labs Inc, Cl A *(A)	48,100	48
Box Inc, Cl A *	27,500	775

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS
May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Brightcove Inc *	9,610	$40
C3.ai Inc, Cl A *(A)	13,800	552
Calix Inc *	10,745	501
Cambium Networks Corp *	1,999	31
Casa Systems Inc *	2,800	3
CCC Intelligent Solutions Holdings Inc *	29,800	326
Cerence Inc *	8,510	243
CEVA Inc *	5,138	129
Ciena Corp *	29,786	1,392
Cipher Mining Inc *(A)	7,900	20
Cirrus Logic Inc *	11,595	901
Cleanspark Inc *	8,900	38
Clear Secure Inc, Cl A	11,800	292
Clearfield Inc *	2,600	102
Cloudflare Inc, Cl A *	58,600	4,053
Cognex Corp	36,516	2,007
Coherent Corp *	23,601	872
Cohu Inc *	8,336	320
CommScope Holding Co Inc *	46,000	191
CommVault Systems Inc *	9,284	647
Comtech Telecommunications Corp	5,832	67
Confluent Inc, Cl A *	26,100	828
Consensus Cloud Solutions Inc *	3,585	131
Corsair Gaming Inc *	6,200	122
Couchbase Inc *	7,800	160
Credo Technology Group Holding Ltd *	21,200	285
Crowdstrike Holdings Inc, Cl A *	44,121	7,065
CS Disco Inc *	5,000	41
CTS Corp	6,445	294
Cvent Holding Corp, Cl A *	10,600	90
Cyxtera Technologies Inc *	10,900	2
Datadog Inc, Cl A *	55,255	5,244
Dell Technologies Inc, Cl C	48,890	2,191
Diebold Nixdorf Inc *(A)	16,833	4
Digi International Inc *	7,601	273
Digimarc Corp *(A)	2,876	89
Digital Turbine Inc *	20,700	189
DigitalOcean Holdings Inc *(A)	14,500	568
Diodes Inc *	8,742	785
DocuSign Inc, Cl A *	41,480	2,339
Dolby Laboratories Inc, Cl A	12,804	1,057
Domo Inc, Cl B *	6,432	87
DoubleVerify Holdings Inc *	19,400	676
Dropbox Inc, Cl A *	54,400	1,252
Dynatrace Inc *	44,800	2,284
DZS Inc *	3,800	23
E2open Parent Holdings Inc *	46,500	233
Eastman Kodak Co *	9,600	48
Ebix Inc	5,725	114
Edgio Inc *	27,600	14
eGain Corp *	4,900	36
Elastic NV *	16,000	1,165

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Enfusion Inc, Cl A *	4,900	$39
EngageSmart Inc *	8,200	156
Entegris Inc	30,930	3,255
Envestnet Inc *	10,652	557
ePlus Inc *	5,176	256
Everbridge Inc *	8,700	209
EverCommerce Inc *	7,100	84
Evolv Technologies Holdings Inc *	18,900	113
Extreme Networks Inc *	23,087	476
Fabrinet *	7,115	806
FARO Technologies Inc *	4,508	68
Fastly Inc, Cl A *	23,900	389
Five9 Inc *	14,100	932
Focus Universal Inc *(A)	6,000	10
ForgeRock Inc, Cl A *	7,100	143
FormFactor Inc *	14,919	467
GLOBALFOUNDRIES Inc *(A)	12,500	729
Globant SA *	8,500	1,562
GoDaddy Inc, Cl A *	31,745	2,329
Grid Dynamics Holdings Inc *	11,600	111
Guidewire Software Inc *	16,769	1,391
Hackett Group Inc/The	5,700	111
Harmonic Inc *	20,694	364
HubSpot Inc *	9,573	4,959
Ichor Holdings Ltd *	6,600	200
Identiv Inc *	4,400	32
Impinj Inc *	4,200	430
indie Semiconductor Inc, Cl A *	17,400	165
Infinera Corp *	41,084	201
Informatica Inc, Cl A *	7,200	127
Information Services Group Inc	8,000	41
Inseego Corp *	21,400	23
Insight Enterprises Inc *	6,398	865
Instructure Holdings Inc *	2,600	64
Intapp Inc *	2,200	93
InterDigital Inc	5,917	491
IonQ Inc *(A)	30,400	328
IPG Photonics Corp *	6,400	707
Itron Inc *	8,511	576
Jabil Inc	26,600	2,381
Jamf Holding Corp *	14,900	274
Kimball Electronics Inc *	5,693	141
Knowles Corp *	20,300	365
Kulicke & Soffa Industries Inc	11,900	629
Kyndryl Holdings Inc *	45,100	566
Lattice Semiconductor Corp *	28,362	2,306
Lightwave Logic Inc *(A)	27,900	207
Littelfuse Inc	4,831	1,237
LivePerson Inc *	14,991	55
LiveRamp Holdings Inc *	14,974	364
Lumentum Holdings Inc *	14,170	750

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MACOM Technology Solutions Holdings Inc *	11,025	$660
Manhattan Associates Inc *	12,980	2,355
Marathon Digital Holdings Inc *(A)	21,200	208
Marvell Technology Inc	175,812	10,283
Matterport Inc *	53,700	159
MaxLinear Inc, Cl A *	13,444	393
MeridianLink Inc *	5,300	103
Methode Electronics Inc	6,784	292
MicroStrategy Inc, Cl A *(A)	1,953	589
MicroVision Inc *(A)	35,100	165
Mirion Technologies Inc, Cl A *	33,400	264
Mitek Systems Inc *	9,100	95
MKS Instruments Inc	12,323	1,199
Model N Inc *	7,600	243
Momentive Global Inc *	29,200	276
MongoDB Inc, Cl A *	13,800	4,054
N-able Inc *	11,350	161
Napco Security Technologies Inc	6,500	242
National Instruments Corp	27,867	1,611
nCino Inc *(A)	15,400	423
NCR Corp *	27,083	642
NETGEAR Inc *	6,692	94
NetScout Systems Inc *	14,158	432
New Relic Inc *	11,700	824
NextNav Inc *(A)	3,100	8
nLight Inc *	10,600	153
Novanta Inc *	7,262	1,203
Nutanix Inc, Cl A *	46,200	1,368
Okta Inc, Cl A *	31,704	2,882
Olo Inc, Cl A *	22,100	152
ON24 Inc	6,100	49
OneSpan Inc *	7,554	114
Onto Innovation Inc *	9,972	1,070
OSI Systems Inc *	3,168	377
Ouster Inc *(A)	4,802	33
PagerDuty Inc *	18,415	501
Palantir Technologies Inc, Cl A *	384,000	5,649
Palo Alto Networks Inc *	61,455	13,114
PAR Technology Corp *	5,800	201
PC Connection Inc	2,231	100
PDF Solutions Inc *	6,753	285
Pegasystems Inc	7,436	360
Perficient Inc *	7,400	566
Photronics Inc *	13,129	279
Plexus Corp *	5,428	492
Porch Group Inc *	16,300	23
Power Integrations Inc	12,278	1,061
PowerSchool Holdings Inc, Cl A *	9,800	186
Procore Technologies Inc *	14,800	895
Progress Software Corp	8,458	507
PROS Holdings Inc *	9,399	285

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pure Storage Inc, Cl A *	57,900	$1,667
Q2 Holdings Inc *	12,500	364
Qualys Inc *	7,800	985
Rackspace Technology Inc *(A)	11,600	18
Rambus Inc *	21,210	1,357
Rapid7 Inc *	12,800	611
Ribbon Communications Inc *	13,520	38
Rimini Street Inc *	10,000	46
RingCentral Inc, Cl A *	16,600	576
Riot Platforms Inc *(A)	29,700	356
Rogers Corp *	3,993	629
Sanmina Corp *	11,966	635
Sapiens International Corp NV	7,000	174
ScanSource Inc *	5,796	167
SecureWorks Corp, Cl A *	2,000	16
Semtech Corp *	11,575	252
SentinelOne Inc, Cl A *	39,300	840
Silicon Laboratories Inc *	6,582	926
SiTime Corp *	3,300	327
SkyWater Technology Inc *	1,700	17
SMART Global Holdings Inc *	8,600	194
SmartRent Inc, Cl A *	30,500	110
Smartsheet Inc, Cl A *	25,200	1,249
Snowflake Inc, Cl A *	64,100	10,600
SolarWinds Corp *	7,850	73
SoundThinking Inc *	1,400	36
Splunk Inc *	33,722	3,348
Sprout Social Inc, Cl A *	8,800	381
SPS Commerce Inc *	7,258	1,131
Squarespace Inc *	7,700	226
Super Micro Computer Inc *	9,700	2,172
Synaptics Inc *	7,687	661
TD SYNNEX Corp	9,081	812
Telos Corp *	8,500	27
Tenable Holdings Inc *	21,800	894
Teradata Corp *	20,700	970
Terawulf Inc *(A)	14,200	21
Thoughtworks Holding Inc *	20,500	169
TTM Technologies Inc *	23,487	322
Tucows Inc, Cl A *(A)	2,200	68
Turtle Beach Corp *	4,000	46
Twilio Inc, Cl A *	35,242	2,454
Ubiquiti Inc	700	114
UiPath Inc, Cl A *	76,700	1,372
Ultra Clean Holdings Inc *	9,852	338
Unisys Corp *	15,183	60
Unity Software Inc *(A)	50,500	1,501
Universal Display Corp	9,351	1,378
Upland Software Inc *	5,700	16
Varonis Systems Inc, Cl B *	20,000	526
Veeco Instruments Inc *	11,010	269
Verint Systems Inc *	12,450	447

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Veritone Inc *(A)	5,500	$22
Viant Technology Inc, Cl A *	2,600	12
Viasat Inc *	15,956	712
Viavi Solutions Inc *	48,000	472
Vishay Intertechnology Inc	26,217	676
Vishay Precision Group Inc *	3,164	110
VMware Inc, Cl A *	43,809	5,971
Vontier Corp	31,700	940
Weave Communications Inc *	1,000	8
Wix.com Ltd *	11,000	838
WM Technology Inc *	16,900	17
Wolfspeed Inc *	25,423	1,221
Workday Inc, Cl A *	41,066	8,706
Workiva Inc, Cl A *	9,700	940
Xerox Holdings Corp	25,200	355
Xperi Inc *	9,580	113
Yext Inc *	25,100	231
Zeta Global Holdings Corp, Cl A *	24,000	216
Zoom Video Communications Inc, Cl A *	50,921	3,418
Zscaler Inc *	17,100	2,317
Zuora Inc, Cl A *	26,300	284

		231,889
Materials — 4.3%
5E Advanced Materials Inc *(A)	8,300	24
AdvanSix Inc	5,900	194
Alcoa Corp	36,300	1,151
Alpha Metallurgical Resources Inc	3,100	418
Alto Ingredients Inc *	15,300	31
American Vanguard Corp	6,799	116
Amyris Inc *(A)	37,000	31
AptarGroup Inc	13,766	1,549
Arconic Corp *	21,100	610
Ardagh Metal Packaging SA	48,350	175
Ashland Inc	10,108	858
Aspen Aerogels Inc *	4,800	31
ATI Inc *	24,100	833
Avient Corp	19,132	698
Axalta Coating Systems Ltd *	47,300	1,372
Balchem Corp	6,188	765
Berry Global Group Inc	25,941	1,484
Cabot Corp	11,732	803
Carpenter Technology Corp	9,401	429
Century Aluminum Co *	12,297	96
Chase Corp	1,500	176
Chemours Co/The	32,200	853
Clearwater Paper Corp *	3,751	114
Cleveland-Cliffs Inc *	104,360	1,448
Coeur Mining Inc *	58,261	175
Commercial Metals Co	23,741	1,015
Compass Minerals International Inc	7,840	249
Constellium SE, Cl A *	29,100	434
Crown Holdings Inc	24,451	1,864

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Danimer Scientific Inc *	15,100	$44
Diversey Holdings Ltd *(A)	19,500	162
Eagle Materials Inc	7,283	1,187
Ecovyst Inc *	21,200	213
Eightco Holdings Inc *	45	—
Element Solutions Inc	43,700	784
FutureFuel Corp	3,876	33
Ginkgo Bioworks Holdings Inc *(A)	191,900	303
Glatfelter Corp	10,271	29
Graphic Packaging Holding Co	65,117	1,556
Greif Inc, Cl A	4,419	266
Greif Inc, Cl B	1,300	91
Hawkins Inc	4,346	204
Haynes International Inc	2,823	123
HB Fuller Co	10,733	675
Hecla Mining Co	104,868	559
Huntsman Corp	39,624	941
Ingevity Corp *	7,900	373
Innospec Inc	5,413	500
Intrepid Potash Inc *	1,860	33
Ivanhoe Electric Inc / US *	9,500	119
Kaiser Aluminum Corp	2,754	166
Koppers Holdings Inc	4,473	130
Kronos Worldwide Inc	5,084	42
Livent Corp *	34,400	793
Louisiana-Pacific Corp	15,442	904
LSB Industries Inc *	18,300	170
Materion Corp	3,774	379
Mativ Holdings Inc	10,288	155
Minerals Technologies Inc	6,224	346
MP Materials Corp *	18,100	375
Myers Industries Inc	8,418	157
NewMarket Corp	1,197	467
Novagold Resources Inc *	42,600	219
O-I Glass Inc *	30,700	636
Olin Corp	24,816	1,174
Olympic Steel Inc	1,927	81
Origin Materials Inc *(A)	27,300	115
Orion Engineered Carbons SA	10,400	241
Pactiv Evergreen Inc	8,700	61
Perimeter Solutions SA *	19,200	104
Piedmont Lithium Inc *	3,100	170
PolyMet Mining Corp *(A)	6,200	8
PureCycle Technologies Inc *(A)	26,000	179
Quaker Chemical Corp	2,534	481
Ramaco Resources Inc	5,500	41
Ranpak Holdings Corp, Cl A *	8,300	26
Rayonier Advanced Materials Inc *	13,917	47
Reliance Steel & Aluminum Co	12,138	2,849
Royal Gold Inc	13,702	1,697
RPM International Inc	26,688	2,129
Ryerson Holding Corp	4,900	167

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Schnitzer Steel Industries Inc, Cl A	5,956	$164
Scotts Miracle-Gro Co/The, Cl A	7,859	497
Sensient Technologies Corp	8,435	608
Silgan Holdings Inc	17,660	794
Sonoco Products Co	20,221	1,210
Southern Copper Corp	17,629	1,177
SSR Mining Inc	42,600	629
Stepan Co	3,925	361
Summit Materials Inc, Cl A *	23,465	742
SunCoke Energy Inc	18,646	127
Sylvamo Corp	7,000	276
TimkenSteel Corp *	10,104	172
Tredegar Corp	5,341	38
TriMas Corp	9,876	250
Trinseo PLC	8,900	111
Tronox Holdings PLC	25,800	274
United States Lime & Minerals Inc	400	73
United States Steel Corp	48,700	1,019
Valhi Inc	500	6
Warrior Met Coal Inc	11,700	383
Westlake Corp	7,010	729
Worthington Industries Inc	5,702	320

		50,660
Real Estate — 6.2%
Acadia Realty Trust ‡	20,139	259
Agree Realty Corp ‡	17,447	1,125
Alexander & Baldwin Inc ‡	16,191	297
Alexander's Inc ‡	488	80
American Assets Trust Inc ‡	11,391	217
American Homes 4 Rent, Cl A ‡	62,900	2,156
Americold Realty Trust Inc ‡	55,000	1,612
Anywhere Real Estate Inc *	26,502	161
Apartment Income Corp ‡	30,300	1,051
Apartment Investment and Management Co, Cl A ‡	34,000	276
Apple Hospitality REIT Inc ‡	43,400	631
Armada Hoffler Properties Inc ‡	13,800	152
Ashford Hospitality Trust Inc *‡	3,050	13
Bluerock Homes Trust Inc *‡	887	14
Braemar Hotels & Resorts Inc ‡	13,600	56
Brandywine Realty Trust ‡	38,639	151
Brixmor Property Group Inc ‡	61,800	1,238
Broadstone Net Lease Inc, Cl A ‡	35,900	563
BRT Apartments Corp ‡	2,400	44
CareTrust REIT Inc ‡	18,353	356
CBL & Associates Properties Inc ‡(A)	6,700	155
Centerspace ‡	3,403	200
Chatham Lodging Trust ‡	10,435	98
City Office Inc ‡	11,000	50
Clipper Realty Inc ‡	3,500	19
Community Healthcare Trust Inc ‡	5,400	177
Compass Inc, Cl A *	63,100	233

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Corporate Office Properties Trust ‡	22,430	$512
Cousins Properties Inc ‡	30,645	610
CTO Realty Growth Inc ‡	4,254	68
CubeSmart ‡	47,322	2,103
Cushman & Wakefield PLC *	28,400	225
DiamondRock Hospitality Co ‡	37,807	297
DigitalBridge Group Inc	33,998	424
Diversified Healthcare Trust ‡	55,107	75
Douglas Elliman Inc	15,445	45
Douglas Emmett Inc ‡	35,585	413
Easterly Government Properties Inc, Cl A ‡	19,500	271
EastGroup Properties Inc ‡	8,285	1,364
Elme Communities ‡	16,513	250
Empire State Realty Trust Inc, Cl A ‡	33,000	204
EPR Properties ‡	14,851	619
Equity Commonwealth ‡	22,244	455
Equity LifeStyle Properties Inc ‡	36,264	2,291
Essential Properties Realty Trust Inc ‡	30,500	730
eXp World Holdings Inc (A)	13,900	214
Farmland Partners Inc ‡	10,300	117
First Industrial Realty Trust Inc ‡	28,153	1,463
Forestar Group Inc *	3,867	79
Four Corners Property Trust Inc ‡	17,319	445
Franklin Street Properties Corp ‡	27,996	40
FRP Holdings Inc *	1,438	76
Gaming and Leisure Properties Inc ‡	51,531	2,481
Getty Realty Corp ‡	9,189	315
Gladstone Commercial Corp ‡	8,919	104
Gladstone Land Corp ‡	7,000	111
Global Medical Inc ‡	15,000	131
Global Net Lease Inc ‡	24,033	231
Healthcare Realty Trust Inc, Cl A ‡	76,705	1,427
Hersha Hospitality Trust, Cl A ‡	9,019	52
Highwoods Properties Inc ‡	21,868	452
Howard Hughes Corp/The *	7,517	561
Hudson Pacific Properties Inc ‡	27,870	130
Independence Realty Trust Inc ‡	48,601	839
Indus Realty Trust Inc ‡	1,403	94
Industrial Logistics Properties Trust ‡	15,409	28
Innovative Industrial Properties Inc, Cl A ‡	5,800	383
InvenTrust Properties Corp ‡	12,100	260
JBG SMITH Properties ‡	21,900	310
Jones Lang LaSalle Inc *	9,647	1,354
Kennedy-Wilson Holdings Inc	21,529	332
Kilroy Realty Corp ‡	23,943	650
Kite Realty Group Trust ‡	47,121	916
Lamar Advertising Co, Cl A ‡	18,197	1,636
Life Storage Inc ‡	17,139	2,183
LTC Properties Inc ‡	9,217	296
LXP Industrial Trust, Cl B ‡	58,290	603
Macerich Co/The ‡	48,445	467
Marcus & Millichap Inc	5,100	150

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Medical Properties Trust Inc ‡(A)	123,562	$1,019
National Health Investors Inc ‡	8,464	441
National Storage Affiliates Trust ‡	18,000	659
Necessity Retail REIT Inc/The ‡	28,700	183
NETSTREIT Corp ‡	9,200	161
Newmark Group Inc, Cl A	28,705	164
NexPoint Residential Trust Inc ‡	4,900	201
NNN REIT Inc ‡	36,543	1,555
Office Properties Income Trust ‡	10,391	75
Omega Healthcare Investors Inc ‡	49,057	1,462
One Liberty Properties Inc ‡	3,662	73
Opendoor Technologies Inc *	103,100	272
Orion Office REIT Inc ‡	11,900	66
Outfront Media Inc ‡	26,909	385
Paramount Group Inc ‡	42,000	182
Park Hotels & Resorts Inc ‡	49,659	643
Pebblebrook Hotel Trust ‡	23,625	320
Phillips Edison & Co Inc ‡	22,800	661
Physicians Realty Trust ‡	47,500	649
Piedmont Office Realty Trust Inc, Cl A ‡	28,566	178
Plymouth Industrial Inc ‡	7,000	153
Postal Realty Trust Inc, Cl A ‡	2,600	38
PotlatchDeltic Corp ‡	15,442	719
Rayonier Inc ‡	31,353	919
RE/MAX Holdings Inc, Cl A	4,200	78
Redfin Corp *(A)	23,300	228
Retail Opportunity Investments Corp ‡	26,759	326
Rexford Industrial Realty Inc ‡	39,900	2,172
RLJ Lodging Trust ‡	30,754	316
RMR Group Inc/The, Cl A	4,170	90
RPT Realty ‡	18,837	176
Ryman Hospitality Properties Inc ‡	11,460	1,051
Sabra Health Care Inc ‡	46,120	519
Safehold Inc ‡	8,527	220
Saul Centers Inc ‡	2,644	89
Service Properties Trust ‡	28,741	236
SITE Centers Corp ‡	36,707	438
SL Green Realty Corp ‡(A)	14,183	328
Spirit Realty Capital Inc ‡	28,013	1,094
St Joe Co/The	7,300	340
STAG Industrial Inc ‡	37,056	1,290
Star Holdings *‡	2,282	35
Stratus Properties Inc	1,200	26
Summit Hotel Properties Inc ‡	23,629	155
Sun Communities Inc ‡	24,821	3,143
Sunstone Hotel Investors Inc ‡	41,538	410
Tanger Factory Outlet Centers Inc ‡	18,249	372
Tejon Ranch Co *	4,876	82
Terreno Realty Corp ‡	15,763	967
UMH Properties Inc ‡	9,500	144
Uniti Group Inc ‡	53,860	200
Universal Health Realty Income Trust ‡	3,116	136

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Urban Edge Properties ‡	22,700	$303
Urstadt Biddle Properties Inc, Cl A ‡	6,156	119
Veris Residential Inc *‡	19,767	319
Vornado Realty Trust ‡	37,800	513
WeWork Inc, Cl A *(A)	32,800	6
Whitestone REIT, Cl B ‡	12,377	109
WP Carey Inc ‡	42,600	2,955
Xenia Hotels & Resorts Inc ‡	25,700	299
Zillow Group Inc, Cl A *	10,891	488
Zillow Group Inc, Cl C *	31,897	1,455

		73,675
Utilities — 2.2%
ALLETE Inc	11,970	713
Altus Power Inc, Cl A *	9,800	47
American States Water Co	7,374	655
Artesian Resources Corp, Cl A	2,184	108
Avangrid Inc	14,250	535
Avista Corp	15,052	622
Black Hills Corp	13,202	805
Brookfield Infrastructure Corp, Cl A	21,050	970
Brookfield Renewable Corp, Cl A	27,716	931
California Water Service Group	12,041	685
Chesapeake Utilities Corp	3,815	487
Clearway Energy Inc, Cl A	7,800	214
Clearway Energy Inc, Cl C	16,800	483
Essential Utilities Inc	47,737	1,945
Global Water Resources Inc	2,800	33
Hawaiian Electric Industries Inc	21,158	760
IDACORP Inc	10,824	1,126
MGE Energy Inc	8,114	582
Middlesex Water Co	4,001	326
Montauk Renewables Inc *	11,500	80
National Fuel Gas Co	17,188	875
New Jersey Resources Corp	18,994	920
Northwest Natural Holding Co	7,076	302
NorthWestern Corp	12,346	699
OGE Energy Corp	40,776	1,439
ONE Gas Inc	10,900	882
Ormat Technologies Inc	10,734	913
Otter Tail Corp	8,546	634
PNM Resources Inc	16,517	758
Portland General Electric Co	19,300	941
Pure Cycle Corp *	5,900	57
SJW Group	4,964	380
Southwest Gas Holdings Inc	14,641	857
Spire Inc	10,803	698
Sunnova Energy International Inc *(A)	22,500	397
UGI Corp	42,796	1,197
Unitil Corp	3,558	187
Via Renewables Inc, Cl A	400	4
Vistra Corp	80,668	1,934

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
York Water Co/The	2,952	$125

		26,306
Total Common Stock
(Cost $960,789) ($ Thousands)		1,189,999

	Number of Rights
RIGHTS — 0.0%
Pulse Biosciences Inc *‡‡	2,347	–
Tobira Therapeutics CVR, Expires 12/31/2028 *(B)	2,300	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
AFFILIATED PARTNERSHIP — 3.0%
SEI Liquidity Fund, LP
5.010% **†(C)	35,467,423	35,481

Total Affiliated Partnership
(Cost $35,468) ($ Thousands)		35,481

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	4,902,391	4,902

Total Cash Equivalent
(Cost $4,902) ($ Thousands)		4,902

Total Investments in Securities — 103.0%
(Cost $1,001,159) ($ Thousands)		$1,230,382

A list of the open futures contracts held by the Fund at May 31, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Russell 2000 Index E-MINI	37	Jun-2023	$3,410	$3,241	$(169)
S&P Mid Cap 400 Index E-MINI	13	Jun-2023	3,211	3,131	(80)
			$6,621	$6,372	$(249)

Percentages are based on Net Assets of $1,195,076 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.

†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $35,481 ($ Thousands).

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Extended Market Index Fund (Concluded)

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)		Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	1,189,999		–	–		1,189,999
Rights	–	^	–	–	^	–
Affiliated Partnership	–		35,481	–		35,481
Cash Equivalent	4,902		–	–		4,902
Total Investments in Securities	1,194,901		35,481	–		1,230,382

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Futures Contracts*
Unrealized Depreciation	(249)	–	–	(249)
Total Other Financial Instruments	(249)	–	–	(249)

^ This category includes securities with a value of $—.

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31//2023	Income	Capital Gains
SEI Investments Co	$1,433	$282	$(478)	$(10)	$(49)	$1,178	$19	$ —
SEI Liquidity Fund, LP	45,524	219,903	(229,954)	2	6	35,481	1,616	—
SEI Daily Income Trust, Government Fund, Institutional Class	11,449	253,839	(260,386)	—	—	4,902	250	—
Totals	$58,406	$474,024	$(490,818)	$(8)	$(43)	$41,561	$1,885	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.0%

Communication Services — 2.7%
Altice USA Inc, Cl A *	19,500	$50
AMC Networks Inc, Cl A *	9,100	103
Anterix Inc *	1,580	52
ATN International Inc	860	32
Bandwidth Inc, Cl A *	12,400	148
Cogent Communications Holdings Inc	2,450	151
EchoStar Corp, Cl A *	6,240	99
Eventbrite Inc, Cl A *	49,350	358
IDT Corp, Cl B *	7,240	220
Integral Ad Science Holding Corp *	25,237	477
Iridium Communications Inc	31,255	1,877
Liberty Latin America Ltd, Cl A *	31,466	230
Liberty Media Corp-Liberty Braves, Cl A *	2,060	77
Liberty Media Corp-Liberty Braves, Cl C *	4,252	156
Madison Square Garden Sports Corp, Cl A *	670	118
MediaAlpha Inc, Cl A *	8,730	77
Nexstar Media Group Inc, Cl A	3,600	543
Ooma Inc *	1,500	20
Playstudios Inc *	6,460	29
Playtika Holding Corp *	14,388	144
Thryv Holdings Inc *	15,210	354
United States Cellular Corp *	20,960	300
Vimeo Inc *	18,250	67

		5,682
Consumer Discretionary — 12.4%
2U Inc *	35,370	141
Aaron's Co Inc/The	43,188	529
Academy Sports & Outdoors Inc	7,972	390
American Axle & Manufacturing Holdings Inc *	29,100	196
AutoNation Inc *	1,610	211
Bally's Corp *	5,600	76

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Beazer Homes USA Inc *	24,491	$496
Biglari Holdings Inc, Cl B *	918	189
BJ's Restaurants Inc *	8,040	239
Bloomin' Brands Inc	12,600	301
Bluegreen Vacations Holding Corp, Cl A	10,964	313
Boot Barn Holdings Inc *	2,235	151
Buckle Inc/The	2,612	80
Build-A-Bear Workshop Inc, Cl A *	13,860	252
Century Casinos Inc *	15,719	107
Chico's FAS Inc *	17,270	78
Chuy's Holdings Inc *	14,033	517
Cracker Barrel Old Country Store Inc	320	31
Crocs Inc *	3,100	348
Deckers Outdoor Corp *	350	166
Denny's Corp *	12,040	133
Destination XL Group Inc *	21,544	90
Dillard's Inc, Cl A	240	66
Dine Brands Global Inc	3,200	191
Dorman Products Inc *	1,350	111
Duolingo Inc, Cl A *	5,233	783
Ethan Allen Interiors Inc	17,850	447
Express Inc *(A)	76,000	43
First Watch Restaurant Group Inc *	25,015	442
Fox Factory Holding Corp *	7,540	670
Genesco Inc *	6,000	108
Gentex Corp	4,710	124
Gentherm Inc *	4,170	229
G-III Apparel Group Ltd *	14,600	235
Goodyear Tire & Rubber Co/The *	16,500	227
Graham Holdings Co, Cl B	195	110
Grand Canyon Education Inc *	1,520	159
Green Brick Partners Inc *	3,823	183
Group 1 Automotive Inc	2,750	615
H&R Block Inc	10,560	315
Haverty Furniture Cos Inc	24,729	653
Hibbett Inc	6,100	220
Inspired Entertainment Inc *	14,900	205
Latham Group Inc *	23,137	83
La-Z-Boy Inc, Cl Z	10,900	291
Lear Corp	1,710	210
Legacy Housing Corp *	15,730	300
Life Time Group Holdings Inc *	11,871	226
Lifetime Brands Inc	10,817	53
Lindblad Expeditions Holdings Inc *	12,068	114
M/I Homes Inc *	7,425	525
Marine Products Corp	6,268	96
MarineMax Inc *	2,700	77
Marriott Vacations Worldwide Corp	1,150	142
MasterCraft Boat Holdings Inc *	15,700	416
Meritage Homes Corp	5,039	581
Modine Manufacturing Co *	21,658	591
Monarch Casino & Resort Inc	2,413	157

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Monro Inc	70	$3
Movado Group Inc	12,837	327
Murphy USA Inc	920	254
Nordstrom Inc (A)	11,100	170
ODP Corp/The *	7,730	310
Ollie's Bargain Outlet Holdings Inc *	1,600	88
OneSpaWorld Holdings Ltd *	20,794	217
Penske Automotive Group Inc	1,270	176
Perdoceo Education Corp *	27,069	319
PetMed Express Inc	1,760	26
Playa Hotels & Resorts NV *	12,700	113
PVH Corp	4,100	353
Qurate Retail Inc *	23,700	20
Red Robin Gourmet Burgers Inc *	13,503	171
Ruth's Hospitality Group Inc	24,197	519
Sally Beauty Holdings Inc *	20,200	227
Service Corp International/US	3,890	247
Shake Shack Inc, Cl A *	3,705	245
Shoe Carnival Inc	8,886	174
Signet Jewelers Ltd	4,900	311
Sonic Automotive Inc, Cl A	3,300	137
Standard Motor Products Inc	2,250	79
Sturm Ruger & Co Inc	1,210	62
Target Hospitality Corp *	4,020	57
Taylor Morrison Home Corp, Cl A *	5,429	230
Texas Roadhouse Inc, Cl A	11,871	1,281
Thor Industries Inc	3,300	258
Tri Pointe Homes Inc *	32,192	940
Tupperware Brands Corp *	9,000	8
Upbound Group Inc, Cl A	9,000	269
Urban Outfitters Inc *	7,464	230
Valvoline Inc	6,020	232
Wingstop Inc	1,605	320
Winmark Corp	553	180
Winnebago Industries Inc	5,300	295
WW International Inc *(A)	81,580	535
Wyndham Hotels & Resorts Inc	7,335	501
XPEL Inc *	2,200	152
Xponential Fitness Inc, Cl A *	39,400	1,044

		26,112
Consumer Staples — 5.8%
Albertsons Cos Inc, Cl A	7,500	153
Beauty Health Co/The *	11,605	93
BellRing Brands Inc *	8,320	305
BJ's Wholesale Club Holdings Inc *	7,540	472
Calavo Growers Inc	1,300	42
Cal-Maine Foods Inc	2,650	126
Casey's General Stores Inc	1,210	273
Celsius Holdings Inc *	2,595	326
Coca-Cola Consolidated Inc	298	197
Duckhorn Portfolio Inc/The *	36,522	476
elf Beauty Inc *	13,993	1,456

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Energizer Holdings Inc	8,500	$277
Flowers Foods Inc	8,780	219
Fresh Del Monte Produce Inc	2,400	63
Fresh Mkt Inc *	194	—
Ingles Markets Inc, Cl A	10,400	835
Ingredion Inc	9,266	969
J & J Snack Foods Corp	830	128
John B Sanfilippo & Son Inc	3,271	380
Lamb Weston Holdings Inc	2,260	251
Lancaster Colony Corp	990	195
Mission Produce Inc *	3,270	40
Natural Grocers by Vitamin Cottage Inc	23,818	263
Nature's Sunshine Products Inc *	5,393	60
Pilgrim's Pride Corp *	2,900	64
Post Holdings Inc *	1,490	127
PriceSmart Inc	1,450	105
Primo Water Corp	8,770	113
Seaboard Corp	18	68
Seneca Foods Corp, Cl A *	850	39
Sovos Brands Inc *	24,655	468
SpartanNash Co	13,500	309
Sprouts Farmers Market Inc *	26,310	909
Tootsie Roll Industries Inc	1,266	50
TreeHouse Foods Inc *	16,925	802
Universal Corp/VA	2,200	114
USANA Health Sciences Inc *	880	53
Village Super Market Inc, Cl A	17,644	366
Vita Coco Co Inc/The *	31,308	835
Vital Farms Inc *	17,420	253
Weis Markets Inc	1,010	60

		12,334
Energy — 3.4%
Arch Resources Inc (A)	1,100	114
Ardmore Shipping Corp	1,610	19
Berry Corp	39,430	248
Borr Drilling Ltd *	22,461	154
Bristow Group Inc *	11,860	290
Cactus Inc, Cl A	4,075	129
California Resources Corp	6,700	251
Civitas Resources Inc	8,600	574
Comstock Resources Inc	17,900	167
DMC Global Inc *	13,966	226
Dorian LPG Ltd *	15,214	351
Excelerate Energy Inc, Cl A	3,610	67
Expro Group Holdings NV *	12,484	207
Helix Energy Solutions Group Inc *	30,040	189
Matador Resources Co	7,410	326
Oil States International Inc *	14,510	92
PBF Energy Inc, Cl A	3,700	136
PDC Energy Inc	10,100	693
REX American Resources Corp *	9,229	304
RPC Inc	65,410	435

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Select Water Solutions Inc, Cl A	16,020	$116
SFL Corp Ltd	50,710	435
Solaris Oilfield Infrastructure Inc, Cl A	37,061	272
Southwestern Energy Co *	21,400	102
Talos Energy Inc *	5,930	73
Teekay Corp *	28,440	160
Teekay Tankers Ltd, Cl A	2,100	76
TETRA Technologies Inc *	19,640	51
VAALCO Energy Inc	103,010	398
W&T Offshore Inc *	18,700	72
World Fuel Services Corp	18,000	412

		7,139
Financials — 13.8%
1st Source Corp	3,718	153
AFC Gamma Inc ‡	5,437	62
Amalgamated Financial Corp	5,466	78
A-Mark Precious Metals Inc	7,000	237
American Equity Investment Life Holding Co	6,100	241
American Financial Group Inc/OH	1,950	219
AMERISAFE Inc	1,750	89
Apollo Commercial Real Estate Finance Inc ‡	18,100	183
Arbor Realty Trust Inc ‡(A)	15,600	197
Arrow Financial Corp	3,141	57
AssetMark Financial Holdings Inc *	16,054	451
Associated Banc-Corp	30,700	455
Atlantic Union Bankshares Corp	12,200	312
Atlanticus Holdings Corp *	9,409	329
AvidXchange Holdings Inc *	8,200	79
Axis Capital Holdings Ltd	3,730	194
Banc of California Inc	14,100	151
Bank First Corp	400	30
Bank of NT Butterfield & Son Ltd/The	2,950	74
Brighthouse Financial Inc *	3,600	145
Brown & Brown Inc	1,640	102
Byline Bancorp Inc	5,500	97
Camden National Corp	6,500	192
Capital Bancorp Inc	4,901	83
Capital City Bank Group Inc	1,200	36
Carter Bankshares Inc *	8,621	122
Cass Information Systems Inc	6,960	269
Cathay General Bancorp	8,600	251
Cboe Global Markets Inc	2,200	291
Central Pacific Financial Corp	2,000	29
City Holding Co	770	66
Civista Bancshares Inc	16,440	246
CNB Financial Corp/PA	12,550	208
CNO Financial Group Inc	37,500	814
Coastal Financial Corp/WA *	8,070	276
Community Trust Bancorp Inc	10,200	344
Crawford & Co, Cl A	16,171	160
CrossFirst Bankshares Inc *	9,960	96

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Customers Bancorp Inc *	5,300	$122
Diamond Hill Investment Group Inc	290	46
Dime Community Bancshares Inc	6,000	97
Donegal Group Inc, Cl A	1,510	22
Employers Holdings Inc	9,550	345
Enact Holdings Inc	2,110	51
Enova International Inc *	1,860	87
Enstar Group Ltd *	660	155
Enterprise Financial Services Corp	2,060	84
Equity Bancshares Inc, Cl A	1,500	33
Erie Indemnity Co, Cl A	1,010	216
Esquire Financial Holdings Inc	4,385	186
Essent Group Ltd	340	15
Everest Re Group Ltd	870	296
EVERTEC Inc	6,630	229
FactSet Research Systems Inc	565	217
Federal Agricultural Mortgage Corp, Cl C	550	74
Federated Hermes Inc, Cl B	7,900	272
Financial Institutions Inc	12,952	203
First American Financial Corp	3,100	170
First Busey Corp	9,500	178
First Business Financial Services Inc	9,400	252
First Commonwealth Financial Corp	12,500	158
First Community Bankshares Inc	8,890	237
First Financial Corp/IN	11,070	359
First Mid Bancshares Inc	1,000	24
FirstCash Holdings Inc	160	16
Flushing Financial Corp	15,600	182
Flywire Corp *	13,730	412
FNB Corp/PA	20,700	227
FS KKR Capital Corp	14,600	283
Fulton Financial Corp	15,700	175
Genworth Financial Inc, Cl A *	44,700	239
Globe Life Inc	350	36
Great Southern Bancorp Inc	4,800	233
Hamilton Lane Inc, Cl A	3,205	218
Hancock Whitney Corp	6,500	237
Hanmi Financial Corp	14,000	202
Hanover Insurance Group Inc/The	1,610	179
HBT Financial Inc	12,630	222
HCI Group Inc	1,000	53
Heritage Commerce Corp	19,606	143
HomeStreet Inc	8,400	44
HomeTrust Bancshares Inc	8,810	173
Hope Bancorp Inc	26,100	209
Horace Mann Educators Corp	2,470	74
I3 Verticals Inc, Cl A *	3,846	88
Independent Bank Corp/MI	25,570	418
International Money Express Inc *	12,774	298
Invesco Mortgage Capital Inc ‡	7,650	81
Investors Title Co	90	12
James River Group Holdings Ltd	2,530	48

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kinsale Capital Group Inc	3,231	$979
Macatawa Bank Corp	24,636	215
Mercantile Bank Corp	16,235	423
Merchants Bancorp/IN	10,870	248
Meridian Corp	11,600	112
Metrocity Bankshares Inc	3,336	55
Metropolitan Bank Holding Corp *	4,230	120
Mid Penn Bancorp Inc	7,270	161
MidCap Financial Investment Corp	21,366	249
Midland States Bancorp Inc	13,400	259
MidWestOne Financial Group Inc	1,000	19
National Western Life Group Inc, Cl A	400	149
New Mountain Finance Corp	20,100	241
New York Community Bancorp Inc	45,370	466
Northfield Bancorp Inc	1,100	11
Northrim BanCorp Inc	5,800	220
Oaktree Specialty Lending Corp	13,100	245
OceanFirst Financial Corp	3,590	51
OFG Bancorp	25,540	620
Old National Bancorp/IN	14,400	179
Old Republic International Corp	9,080	222
Old Second Bancorp Inc	15,420	183
Oppenheimer Holdings Inc, Cl A	6,418	252
Orrstown Financial Services Inc	6,848	124
Paysafe Ltd *	15,446	149
PCB Bancorp	10,100	142
Peapack-Gladstone Financial Corp	4,203	111
PennantPark Investment Corp	55,400	306
Peoples Bancorp Inc/OH	4,190	108
Peoples Financial Services Corp	2,923	116
PJT Partners Inc	1,950	131
Popular Inc	7,800	446
Preferred Bank/Los Angeles CA	920	42
Primis Financial Corp	6,000	44
ProAssurance Corp *	900	11
Prospect Capital Corp	20,300	125
Provident Bancorp Inc (A)	14,041	107
RBB Bancorp	4,935	52
Redwood Trust Inc ‡	28,900	171
Regional Management Corp	20,465	535
Reinsurance Group of America Inc, Cl A	1,590	223
Remitly Global Inc *	16,683	306
RenaissanceRe Holdings Ltd	1,430	269
Republic Bancorp Inc/KY, Cl A	4,950	209
Rithm Capital Corp ‡	31,400	256
RLI Corp	1,830	227
Ryan Specialty Holdings Inc, Cl A *	30	1
S&T Bancorp Inc	2,500	67
Safety Insurance Group Inc	970	71
Selective Insurance Group Inc	2,310	223
Selectquote Inc *	91,990	147
Sierra Bancorp	900	14

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Simmons First National Corp, Cl A	11,730	$191
Sixth Street Specialty Lending Inc	6,200	113
SmartFinancial Inc	1,270	27
South Plains Financial Inc	900	20
Southern Missouri Bancorp Inc	2,812	104
Stellar Bancorp Inc	3,641	85
StepStone Group Inc, Cl A	6,610	142
Stifel Financial Corp	2,445	136
Summit Financial Group Inc	3,230	62
Synovus Financial Corp	5,800	157
Tompkins Financial Corp	890	47
Towne Bank/Portsmouth VA	10,010	233
TrustCo Bank Corp NY	1,420	39
United Fire Group Inc	1,640	35
Universal Insurance Holdings Inc	30,840	443
Univest Financial Corp	11,440	203
Washington Federal Inc	10,000	260
WesBanco Inc	8,300	200
Westamerica BanCorp	1,590	60
White Mountains Insurance Group Ltd	128	173

		29,190
Health Care — 18.4%
2seventy bio Inc *	6,450	77
89bio Inc *(A)	11,328	206
AbCellera Biologics Inc *	11,300	79
Acadia Healthcare Co Inc *	4,015	284
Aclaris Therapeutics Inc *	17,330	145
Addus HomeCare Corp *	910	82
ADMA Biologics Inc *	46,529	189
Agenus Inc *	65,434	102
Agios Pharmaceuticals Inc *	3,180	80
Akero Therapeutics Inc *	4,544	203
Alkermes PLC *	7,590	220
Allogene Therapeutics Inc *	9,240	48
Alphatec Holdings Inc *	10,670	162
ALX Oncology Holdings Inc *	33,436	223
AMN Healthcare Services Inc *	7,660	727
Amneal Pharmaceuticals Inc *	39,390	92
Amphastar Pharmaceuticals Inc *	4,250	189
AnaptysBio Inc *	4,956	95
ANI Pharmaceuticals Inc *	8,418	380
Anika Therapeutics Inc *	1,170	32
Apellis Pharmaceuticals Inc *	8,832	758
Arcellx Inc *	6,951	307
Arcturus Therapeutics Holdings Inc *	4,500	123
Arcutis Biotherapeutics Inc *	17,130	129
Assertio Holdings Inc *(A)	31,005	196
Atrion Corp	90	47
Aura Biosciences Inc *	2,040	23
Avanos Medical Inc *	2,730	67
Axogen Inc *	15,052	128
BioLife Solutions Inc *	7,420	173

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Biomea Fusion Inc *(A)	7,690	$261
Bluebird Bio Inc *	22,420	75
Bridgebio Pharma Inc *	13,916	191
Brookdale Senior Living Inc, Cl A *	57,249	197
CareDx Inc *	22,760	182
Cassava Sciences Inc *	2,330	53
Castle Biosciences Inc *	4,480	109
Charles River Laboratories International Inc *	472	91
Chemed Corp	496	265
Chinook Therapeutics Inc *	3,190	77
Coherus Biosciences Inc *	11,620	48
Collegium Pharmaceutical Inc *	11,980	264
Community Health Systems Inc *	27,520	90
Computer Programs and Systems Inc *	15,110	361
Corcept Therapeutics Inc *	4,500	106
CorVel Corp *	1,760	344
Crinetics Pharmaceuticals Inc *	3,340	73
Cullinan Oncology Inc *	2,500	26
Cymabay Therapeutics Inc *	18,059	162
Day One Biopharmaceuticals Inc *	1,900	25
Deciphera Pharmaceuticals Inc *	3,510	47
DICE Therapeutics Inc *	5,704	180
Eagle Pharmaceuticals Inc/DE *	24,180	502
Edgewise Therapeutics Inc *	3,380	34
Emergent BioSolutions Inc *	10,170	87
Enanta Pharmaceuticals Inc *	1,450	34
Encompass Health Corp	3,940	244
Ensign Group Inc/The	14,462	1,281
Evolent Health Inc, Cl A *	21,370	623
Exelixis Inc *	15,760	304
EyePoint Pharmaceuticals Inc *	7,085	43
Generation Bio Co *	15,421	54
Gossamer Bio Inc *	50,080	67
Haemonetics Corp *	2,240	189
Halozyme Therapeutics Inc *	5,675	184
Harmony Biosciences Holdings Inc *	1,230	43
Harrow Health Inc *	7,735	146
HealthStream Inc	21,106	486
Henry Schein Inc *	3,280	242
Heron Therapeutics Inc *(A)	104,145	119
ImmunoGen Inc *	16,201	221
Innoviva Inc *	18,807	254
Inspire Medical Systems Inc *	5,878	1,719
Intra-Cellular Therapies Inc *	5,097	303
Invitae Corp *(A)	84,407	90
Ionis Pharmaceuticals Inc *	3,460	142
iRadimed Corp *	10,593	498
Ironwood Pharmaceuticals Inc, Cl A *	68,700	747
iTeos Therapeutics Inc *	24,421	398
Jazz Pharmaceuticals PLC *	1,710	219
KalVista Pharmaceuticals Inc *	16,850	164

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kiniksa Pharmaceuticals Ltd, Cl A *	35,846	$497
Kodiak Sciences Inc *	35,140	208
Krystal Biotech Inc *	3,406	401
Kura Oncology Inc *	3,600	48
Lantheus Holdings Inc *	14,809	1,282
LeMaitre Vascular Inc	4,446	279
Ligand Pharmaceuticals Inc *	940	66
Liquidia Corp *	3,820	31
Madrigal Pharmaceuticals Inc *	1,184	330
Medpace Holdings Inc *	1,450	300
Merit Medical Systems Inc *	18,710	1,542
Mersana Therapeutics Inc *	14,210	107
MiNK Therapeutics Inc *	948	2
Mirum Pharmaceuticals Inc *	13,040	342
Morphic Holding Inc *	5,988	344
National HealthCare Corp	1,250	76
National Research Corp, Cl A	1,020	46
NeoGenomics Inc *	11,180	192
Neurocrine Biosciences Inc *	1,350	121
NextGen Healthcare Inc *	6,000	93
Nurix Therapeutics Inc *	21,950	222
OptimizeRx Corp *	5,630	79
Option Care Health Inc *	17,500	482
OraSure Technologies Inc *	66,950	337
Organogenesis Holdings Inc, Cl A *	116,878	424
Organon & Co	16,400	318
Orthofix Medical Inc *	7,330	137
Pennant Group Inc/The *	11,470	138
Penumbra Inc *	611	188
Perrigo Co PLC	5,920	189
PetIQ Inc, Cl A *	7,810	99
Phibro Animal Health Corp, Cl A	3,100	41
PMV Pharmaceuticals Inc *	13,400	72
Point Biopharma Global Inc, Cl A *	5,950	55
Praxis Precision Medicines Inc *	62,234	53
Precigen Inc *(A)	87,253	104
Premier Inc, Cl A	5,520	138
Prestige Consumer Healthcare Inc *	9,850	564
Privia Health Group Inc *	3,130	78
Protagonist Therapeutics Inc *	16,789	438
Prothena Corp PLC *	4,040	268
PTC Therapeutics Inc *	290	12
QIAGEN NV *	2,850	129
Quanterix Corp *	8,751	172
QuidelOrtho Corp *	2,400	204
RadNet Inc *	8,670	251
RAPT Therapeutics Inc *	10,601	212
REGENXBIO Inc *	2,550	44
Revance Therapeutics Inc *	6,850	209
Rigel Pharmaceuticals Inc *	85,235	119
RxSight Inc *	9,603	234
Sana Biotechnology Inc *(A)	31,240	188

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sarepta Therapeutics Inc *	290	$36
Schrodinger Inc/United States *	5,604	187
Select Medical Holdings Corp	14,000	383
Semler Scientific Inc *	5,200	143
Shockwave Medical Inc *	4,615	1,270
SI-BONE Inc *	9,373	236
SIGA Technologies Inc *	74,630	419
Simulations Plus Inc	2,610	115
Stoke Therapeutics Inc *	11,046	124
Supernus Pharmaceuticals Inc *	7,810	259
Surmodics Inc *	3,250	60
Sutro Biopharma Inc *	13,078	59
Syndax Pharmaceuticals Inc *	6,315	126
Tactile Systems Technology Inc *	21,337	448
Tenet Healthcare Corp *	3,200	228
TG Therapeutics Inc *	7,861	209
Theravance Biopharma Inc *	4,530	51
TransMedics Group Inc *	8,543	621
Travere Therapeutics Inc *	3,570	64
Treace Medical Concepts Inc *	8,148	217
UFP Technologies Inc *	3,007	465
United Therapeutics Corp *	3,370	707
Utah Medical Products Inc	1,500	140
Vanda Pharmaceuticals Inc *	65,260	388
Varex Imaging Corp *	2,570	57
Vaxcyte Inc *	5,527	274
Ventyx Biosciences Inc *	1,380	48
ViewRay Inc *	22,843	13
Viking Therapeutics Inc *	9,759	214
Voyager Therapeutics Inc *	16,706	190
Xencor Inc *	3,280	89
Y-mAbs Therapeutics Inc *	48,440	394

		38,969
Industrials — 17.3%
AAON Inc	2,627	228
AAR Corp *	2,130	107
ACCO Brands Corp	49,600	240
Acuity Brands Inc	1,180	178
ACV Auctions Inc, Cl A *	13,809	235
AerSale Corp *	1,840	28
AGCO Corp	1,750	193
Alamo Group Inc	890	148
Alaska Air Group Inc *	6,400	288
Allison Transmission Holdings Inc, Cl A	3,900	184
American Woodmark Corp *	3,200	190
Apogee Enterprises Inc	7,330	271
Applied Industrial Technologies Inc	1,890	232
ArcBest Corp	7,300	612
Argan Inc	2,750	111
Astronics Corp *	29,066	462
Atkore Inc *	6,600	771
Barrett Business Services Inc	4,615	388

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Blue Bird Corp *	7,765	$197
Boise Cascade Co	570	41
Brady Corp, Cl A	750	36
BrightView Holdings Inc *	17,900	118
BWX Technologies Inc	3,480	210
CACI International Inc, Cl A *	840	251
Casella Waste Systems Inc, Cl A *	5,878	530
CBIZ Inc *	3,210	162
Cimpress PLC *	4,294	205
CIRCOR International Inc *	9,890	287
Clean Harbors Inc *	3,127	439
Columbus McKinnon Corp/NY	3,723	136
Comfort Systems USA Inc	1,634	242
CoreCivic Inc *‡	22,000	190
Costamare Inc	17,413	134
Covenant Logistics Group Inc, Cl A	1,000	38
CRA International Inc	720	67
Crane Co	6,795	494
Crane NXT Co	10,310	543
CSG Systems International Inc	5,670	272
Curtiss-Wright Corp	1,350	213
Daseke Inc *	52,091	313
Deluxe Corp	7,700	117
Distribution Solutions Group Inc *	2,270	102
Donaldson Co Inc	3,810	223
Ducommun Inc *	4,406	180
DXP Enterprises Inc/TX *	9,687	310
EMCOR Group Inc	4,621	762
EnerSys	2,403	234
Ennis Inc	35,135	681
ExlService Holdings Inc *	570	86
Exponent Inc	10,835	989
Federal Signal Corp	19,179	1,016
First Advantage Corp *	6,220	84
Forrester Research Inc *	4,651	133
Forward Air Corp	1,110	108
Franklin Covey Co *	9,879	365
Franklin Electric Co Inc	890	81
FTAI Aviation Ltd	8,392	235
FTI Consulting Inc *	6,617	1,244
Genco Shipping & Trading Ltd	4,068	50
Genpact Ltd	5,480	202
Global Industrial Co	1,220	30
GMS Inc *	4,400	279
GXO Logistics Inc *	4,005	224
Heartland Express Inc	16,790	262
Heidrick & Struggles International Inc	8,827	214
Heritage-Crystal Clean Inc *	15,457	513
Hub Group Inc, Cl A *	2,250	165
Hubbell Inc, Cl B	1,130	319
Hudson Technologies Inc *	41,810	365
Huntington Ingalls Industries Inc	1,150	232

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hyster-Yale Materials Handling Inc	7,745	$362
IBEX Holdings Ltd *	14,566	298
Interface Inc, Cl A	16,600	115
KBR Inc	3,858	228
Kelly Services Inc, Cl A	10,500	184
Kforce Inc	2,050	118
Landstar System Inc	1,520	267
Legalzoom.com Inc *	18,804	210
Lincoln Electric Holdings Inc	1,020	173
Luxfer Holdings PLC	2,370	34
Manitowoc Co Inc/The *	30,193	433
Marten Transport Ltd	5,800	123
MasTec Inc *	1,574	160
Matson Inc	3,600	246
Matthews International Corp, Cl A	2,120	82
McGrath RentCorp	300	27
MDU Resources Group Inc	6,500	190
Mercury Systems Inc *	5,565	226
Miller Industries Inc/TN	1,000	33
Moog Inc, Cl A	1,540	150
MSA Safety Inc	1,530	210
Mueller Industries Inc	12,360	918
MYR Group Inc *	6,004	765
National Presto Industries Inc	490	37
NEXTracker Inc, Cl A *	5,182	198
NV5 Global Inc *	2,610	236
Owens Corning	2,087	222
PAM Transportation Services Inc *	10,715	280
Pangaea Logistics Solutions Ltd	28,000	161
Park Aerospace Corp	2,600	34
Park-Ohio Holdings Corp	7,900	125
Parsons Corp *	2,150	96
Powell Industries Inc	13,256	762
Preformed Line Products Co	230	35
Primoris Services Corp	13,600	364
Quad/Graphics Inc, Cl A *	21,039	69
Radiant Logistics Inc *	59,794	374
RBC Bearings Inc *	2,532	502
Resources Connection Inc	5,100	78
REV Group Inc	10,380	105
Rush Enterprises Inc, Cl A	3,200	167
Ryder System Inc	4,100	323
Safe Bulkers Inc	54,536	173
Schneider National Inc, Cl B	4,600	119
Science Applications International Corp	2,440	237
Simpson Manufacturing Co Inc	9,291	1,098
Snap-on Inc	70	17
SP Plus Corp *	9,018	328
Standex International Corp	1,020	139
Steelcase Inc, Cl A	73,670	478
Sterling Infrastructure Inc *	10,137	467
Sun Country Airlines Holdings Inc *	19,767	372

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tennant Co	1,010	$74
Tetra Tech Inc	1,710	235
Textron Inc	4,030	249
Thermon Group Holdings Inc *	10,800	248
Titan Machinery Inc *	2,533	64
Triton International Ltd	5,900	488
UFP Industries Inc	2,820	220
UniFirst Corp/MA	810	139
Universal Logistics Holdings Inc	11,000	292
V2X Inc *	5,872	242
Vertiv Holdings Co, Cl A	12,351	238
Vicor Corp *	3,585	198
Wabash National Corp	13,147	308
Werner Enterprises Inc	7,240	318
WillScot Mobile Mini Holdings Corp, Cl A *	7,420	320

		36,570
Information Technology — 15.1%
8x8 Inc *	125,300	511
A10 Networks Inc	21,320	317
ACM Research Inc, Cl A *	26,670	270
Aehr Test Systems *	17,734	586
Agilysys Inc *	7,585	564
Alkami Technology Inc *	21,384	321
Altair Engineering Inc, Cl A *	17,883	1,311
Amdocs Ltd	3,300	311
American Software Inc/GA, Cl A	31,046	395
Amkor Technology Inc	28,100	696
Amplitude Inc, Cl A *	8,410	82
Applied Digital Corp *(A)	33,813	283
AppLovin Corp, Cl A *	7,422	186
Arlo Technologies Inc *	57,579	557
Arrow Electronics Inc *	840	106
Aviat Networks Inc *	14,180	434
Avnet Inc	9,600	421
Axcelis Technologies Inc *	2,016	318
AXT Inc *	19,958	68
Badger Meter Inc	2,526	348
Bel Fuse Inc, Cl B	11,638	573
Belden Inc	2,598	227
Blackbaud Inc *	2,470	181
C3.ai Inc, Cl A *(A)	7,421	297
Cambium Networks Corp *	4,040	63
CCC Intelligent Solutions Holdings Inc *	28,018	307
Cirrus Logic Inc *	5,880	457
CommVault Systems Inc *	2,500	174
Confluent Inc, Cl A *	7,629	242
Couchbase Inc *	10,579	217
CTS Corp	2,080	95
Diodes Inc *	4,190	376
Dolby Laboratories Inc, Cl A	260	21
DoubleVerify Holdings Inc, Cl Rights *	7,183	251
eGain Corp *	27,071	196

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ePlus Inc *	1,770	$87
Evolv Technologies Holdings Inc *	38,427	229
Extreme Networks Inc *	12,621	260
F5 Inc *	1,750	258
Grid Dynamics Holdings Inc *	19,190	184
Hackett Group Inc/The	25,985	504
Harmonic Inc *	14,348	253
Immersion Corp	23,900	169
Impinj Inc *	3,004	307
Information Services Group Inc	29,800	152
Insight Enterprises Inc *	1,590	215
Intapp Inc *	4,025	170
InterDigital Inc	2,853	237
IonQ Inc *(A)	23,249	251
Itron Inc *	3,603	244
Kimball Electronics Inc *	14,230	353
Littelfuse Inc	560	143
Manhattan Associates Inc *	1,760	319
MeridianLink Inc *	2,040	40
Methode Electronics Inc	2,640	114
Mitek Systems Inc *	5,894	61
Model N Inc *	2,420	77
N-able Inc *	14,510	206
Napco Security Technologies Inc	18,699	695
NetScout Systems Inc *	3,980	121
Nova Ltd *	8,590	928
Novanta Inc *	3,965	657
Olo Inc, Cl A *	13,130	90
Onto Innovation Inc *	3,248	349
OSI Systems Inc *	2,990	356
PagerDuty Inc *	4,250	116
PC Connection Inc	11,945	537
Photronics Inc *	17,024	361
Porch Group Inc *(A)	64,920	92
Power Integrations Inc	1,490	129
Progress Software Corp	3,350	201
PTC Inc *	2,100	282
Qualys Inc *	1,700	215
Rambus Inc *	25,007	1,599
Ribbon Communications Inc *	41,310	115
Sanmina Corp *	9,710	515
Sapiens International Corp NV	2,500	62
ScanSource Inc *	11,390	328
Silicon Laboratories Inc *	3,824	538
SMART Global Holdings Inc *	22,274	503
SolarWinds Corp *	5,780	54
Sprout Social Inc, Cl A *	6,485	281
SPS Commerce Inc *	8,945	1,394
Super Micro Computer Inc *	5,390	1,207
Teradata Corp *	5,275	247
TTM Technologies Inc *	12,536	172
UiPath Inc, Cl A *	12,235	219

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Unisys Corp *	13,010	$51
Universal Display Corp	1,514	223
Veeco Instruments Inc *	12,971	317
Vertex Inc, Cl A *	11,116	244
Vishay Intertechnology Inc	32,195	830
Vishay Precision Group Inc *	23,055	805
Zeta Global Holdings Corp, Cl A *	54,075	488

		31,916
Materials — 3.9%
AdvanSix Inc	8,500	280
Aspen Aerogels Inc *	13,950	92
Avery Dennison Corp	1,550	250
Balchem Corp	1,650	204
Carpenter Technology Corp	3,510	160
Chase Corp	2,971	349
Clearwater Paper Corp *	15,620	475
Commercial Metals Co	20,700	885
Diversey Holdings Ltd *(A)	10,498	87
Eagle Materials Inc	1,403	229
Ecovyst Inc *	23,440	235
Greif Inc, Cl A	9,500	571
Hawkins Inc	2,500	117
Haynes International Inc	9,663	420
Koppers Holdings Inc	10,300	298
NewMarket Corp	400	156
Novagold Resources Inc *	20,600	106
O-I Glass Inc, Cl I *	32,414	672
Olympic Steel Inc	7,807	327
Packaging Corp of America	2,060	256
Reliance Steel & Aluminum Co	1,270	298
Royal Gold Inc	2,280	282
Ryerson Holding Corp	6,740	229
Silgan Holdings Inc	7,980	359
Sonoco Products Co	3,680	220
SSR Mining Inc	11,920	176
Stepan Co	1,000	92
SunCoke Energy Inc	29,290	199
Tredegar Corp	25,070	176
Tronox Holdings PLC	11,600	123
United States Lime & Minerals Inc	110	20

		8,343
Real Estate — 3.4%
Alexander & Baldwin Inc ‡	4,810	88
Alexander's Inc ‡	170	28
American Assets Trust Inc ‡	8,800	168
Apple Hospitality REIT Inc ‡	30,360	441
Armada Hoffler Properties Inc ‡	5,080	56
Ashford Hospitality Trust Inc *‡	21,555	89
Camden Property Trust ‡	780	82
Centerspace ‡	1,050	62
Community Healthcare Trust Inc ‡	1,900	62

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CTO Realty Growth Inc ‡	1,700	$27
EastGroup Properties Inc ‡	1,360	224
Elme Communities ‡	1,550	23
EPR Properties ‡	9,700	405
Equity Commonwealth *‡	6,190	127
Equity LifeStyle Properties Inc ‡	3,290	208
Farmland Partners Inc ‡	7,970	90
First Industrial Realty Trust Inc ‡	3,850	200
Forestar Group Inc *	13,517	275
Franklin Street Properties Corp ‡	27,400	39
FRP Holdings Inc *	450	24
Gaming and Leisure Properties Inc ‡	1,160	56
Getty Realty Corp ‡	3,800	130
Gladstone Commercial Corp ‡	10,600	124
Global Net Lease Inc ‡	18,300	176
Hersha Hospitality Trust, Cl A ‡	10,380	60
Industrial Logistics Properties Trust ‡	99,543	180
Innovative Industrial Properties Inc, Cl A ‡	1,800	119
Kite Realty Group Trust ‡	33,500	651
Life Storage Inc ‡	680	87
LTC Properties Inc ‡	2,510	81
Marcus & Millichap Inc	1,800	53
Necessity Retail REIT Inc/The ‡	29,100	186
NNN REIT Inc ‡	4,310	183
Office Properties Income Trust ‡	13,400	97
One Liberty Properties Inc ‡	1,500	30
Piedmont Office Realty Trust Inc, Cl A ‡	22,800	142
Plymouth Industrial REIT Inc ‡	2,800	61
PotlatchDeltic Corp ‡	850	40
Regency Centers Corp ‡	1,700	96
RLJ Lodging Trust ‡	24,400	251
RMR Group Inc/The, Cl A	5,680	122
Sabra Health Care REIT Inc ‡	34,700	391
Saul Centers Inc ‡	950	32
Service Properties Trust ‡	21,900	180
Tanger Factory Outlet Centers Inc ‡	22,800	464
Terreno Realty Corp ‡	1,940	119
Uniti Group Inc ‡	34,365	128
Universal Health Realty Income Trust ‡	2,360	103
Urstadt Biddle Properties Inc, Cl A ‡	2,550	49

		7,109
Utilities — 1.8%
ALLETE Inc	3,000	179
American States Water Co	2,070	184
Artesian Resources Corp, Cl A	1,000	49
Avista Corp	3,680	152
Black Hills Corp	3,310	202
Brookfield Infrastructure Corp, Cl A	200	9
California Water Service Group	3,040	173
Chesapeake Utilities Corp	1,260	161
Hawaiian Electric Industries Inc	5,570	200
IDACORP Inc	2,170	226

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MGE Energy Inc	2,090	$150
Middlesex Water Co	400	33
National Fuel Gas Co	8,800	448
New Jersey Resources Corp	4,430	215
NiSource Inc	4,760	128
Northwest Natural Holding Co	2,330	99
NorthWestern Corp	3,070	174
OGE Energy Corp	1,240	44
ONE Gas Inc	2,630	213
Ormat Technologies Inc	1,940	165
Otter Tail Corp	2,350	174
Portland General Electric Co	4,660	227
Unitil Corp	2,150	113
York Water Co/The	1,600	68

		3,786
Total Common Stock
(Cost $198,204) ($ Thousands)		207,150

	Number of Rights
RIGHTS — 0.0%
Distribution Solutions Group Inc, Expires 06/02/2023 *	1,411	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
AFFILIATED PARTNERSHIP — 1.6%
SEI Liquidity Fund, LP
5.010% **†(B)	3,433,072	3,434

Total Affiliated Partnership
(Cost $3,433) ($ Thousands)		3,434

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	4,697,964	4,698

Total Cash Equivalent
(Cost $4,698) ($ Thousands)		4,698

Total Investments in Securities — 101.8%
(Cost $206,335) ($ Thousands)		$215,282

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap Fund (Concluded)

Percentages are based on Net Assets of $211,460 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $3,434 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)		Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	207,150		–	–	207,150
Right	–	^	–	–	–	^
Affiliated Partnership	–		3,434	–	3,434
Cash Equivalent	4,698		–	–	4,698
Total Investments in Securities	211,848		3,434	–	215,282

^ Securities market value less than $500.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$1,727	$33,156	$(31,451)	$ 1	$ 1	$3,434	$28	$ —
SEI Daily Income Trust, Government Fund, Institutional Class	6,645	72,367	(74,314)	—	—	4,698	146	—
Totals	$8,372	$105,523	$(105,765)	$1	$1	$8,132	$174	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap II Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.4%

Communication Services — 3.9%
Angi, Cl A *	11,403	$35
Anterix Inc *	1,620	53
Bandwidth Inc, Cl A *	12,740	152
Cable One Inc	889	544
Cargurus Inc, Cl A *	22,378	420
Cinemark Holdings Inc *	116,113	1,859
Cogent Communications Holdings Inc	9,603	591
EchoStar Corp, Cl A *	3,970	63
Eventbrite Inc, Cl A *	50,990	370
IDT Corp, Cl B *	6,290	191
Integral Ad Science Holding Corp *	24,963	472
Iridium Communications Inc	5,512	331
Liberty Latin America Ltd, Cl A *	32,524	238
Liberty Media Corp-Liberty Braves, Cl A *	1,991	74
Liberty Media Corp-Liberty Braves, Cl C *	4,108	151
Lions Gate Entertainment Corp, Cl A *	81,622	841
MediaAlpha Inc, Cl A *	8,970	79
Nexstar Media Group Inc, Cl A	3,612	545
Reservoir Media Inc *	17,014	111
Shutterstock Inc	11,094	552
TechTarget Inc *	5,085	177
TEGNA Inc	18,209	282
Thryv Holdings Inc *	15,820	368
United States Cellular Corp *	21,630	309
Vimeo Inc *	18,870	69
Ziff Davis Inc *	7,214	426
ZipRecruiter Inc, Cl A *	21,209	328

		9,631
Consumer Discretionary — 12.5%
2U Inc *	36,570	146

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aaron's Co Inc/The	36,385	$445
Academy Sports & Outdoors Inc	1,100	54
American Eagle Outfitters Inc	30,696	312
Atmus Filtration Technologies *	9,327	193
Bally's Corp *	5,810	79
Beazer Homes USA Inc *	25,289	513
Biglari Holdings Inc, Cl B *	942	194
BJ's Restaurants Inc *	8,320	248
Bloomin' Brands Inc	78,105	1,866
Bluegreen Vacations Holding Corp, Cl A	11,323	324
Brinker International Inc *	55,661	2,036
Brunswick Corp/DE	8,829	667
Buckle Inc/The	2,659	82
Build-A-Bear Workshop Inc, Cl A	14,350	261
Canada Goose Holdings Inc *(A)	9,665	154
Carter's Inc	10,459	650
Century Casinos Inc *	16,241	110
Cheesecake Factory Inc/The	11,069	347
Chico's FAS Inc *	17,870	81
Churchill Downs Inc	6,010	816
Chuy's Holdings Inc *	14,480	533
Clarus Corp	12,773	106
Deckers Outdoor Corp *	338	160
Denny's Corp *	12,450	138
Destination XL Group Inc *	22,252	93
Domino's Pizza Inc	1,777	515
Dorman Products Inc *	6,721	551
Duolingo Inc, Cl A *	1,742	261
Ethan Allen Interiors Inc	18,480	463
Everi Holdings Inc *	18,295	254
Express Inc *(A)	78,560	45
Farfetch Ltd, Cl A *	17,370	86
First Watch Restaurant Group Inc *	25,858	456
Frontdoor Inc *	5,952	183
Goodyear Tire & Rubber Co/The *	22,808	313
Grand Canyon Education Inc *	1,670	175
Green Brick Partners Inc *	3,694	177
Hanesbrands Inc	16,679	68
Haverty Furniture Cos Inc	10,859	287
Inspired Entertainment Inc *	15,350	211
Latham Group Inc *	23,919	86
Legacy Housing Corp *	16,286	310
Life Time Group Holdings Inc *	11,470	218
Lifetime Brands Inc	11,223	55
Lindblad Expeditions Holdings Inc *	12,411	118
M/I Homes Inc *	3,212	227
Marine Products Corp	6,456	99
MarineMax Inc *	2,780	79
MasterCraft Boat Holdings Inc *	16,180	429
Meritage Homes Corp	1,777	205
Modine Manufacturing Co *	44,252	1,208
Monarch Casino & Resort Inc	2,500	162

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Monro Inc	11,496	$476
Movado Group Inc	13,256	337
Murphy USA Inc	4,017	1,110
National Vision Holdings Inc *	5,850	148
NEOGAMES SA *	10,398	284
OneSpaWorld Holdings Ltd *	21,544	225
Oxford Industries Inc	2,962	296
PlayAGS Inc *	39,163	209
Pool Corp	1,720	544
Red Robin Gourmet Burgers Inc *	13,026	165
Ruth's Hospitality Group Inc	24,989	535
Sally Beauty Holdings Inc *	19,500	220
Shake Shack Inc, Cl A *	3,580	237
Shoe Carnival Inc	6,638	130
Skechers USA Inc, Cl A *	6,680	343
Steven Madden Ltd	15,010	468
Stoneridge Inc *	15,432	252
Target Hospitality Corp *	4,180	59
Taylor Morrison Home Corp, Cl A *	5,245	222
Texas Roadhouse Inc, Cl A	2,716	293
Topgolf Callaway Brands Corp *	32,301	551
Travel + Leisure Co	15,165	553
Tri Pointe Homes Inc *	7,722	226
Urban Outfitters Inc *	59,699	1,840
Valvoline Inc	29,344	1,130
Wingstop Inc	5,512	1,099
Winmark Corp	372	121
WW International Inc *(A)	82,392	540
Xponential Fitness Inc, Cl A *	13,460	357
YETI Holdings Inc *	5,986	219

		31,038
Consumer Staples — 4.7%
Beauty Health Co/The *	24,069	193
BellRing Brands Inc *	8,019	294
Casey's General Stores Inc	3,067	692
Celsius Holdings Inc *	2,507	315
Duckhorn Portfolio Inc/The *	37,808	493
elf Beauty Inc *	2,573	268
Hain Celestial Group Inc/The *	19,934	243
Hostess Brands Inc, Cl A *	23,416	583
Ingles Markets Inc, Cl A	2,849	229
Ingredion Inc	9,487	992
Inter Parfums Inc	5,777	726
John B Sanfilippo & Son Inc	2,182	254
Lancaster Colony Corp	2,494	490
Medifast Inc	13,204	1,039
MGP Ingredients Inc	4,053	385
Natural Grocers by Vitamin Cottage Inc	19,097	211
Nature's Sunshine Products Inc *	5,633	63
Performance Food Group Co *	11,622	643
Pilgrim's Pride Corp *	55,167	1,225
Sovos Brands Inc *	21,563	409

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TreeHouse Foods Inc *	19,015	$900
Turning Point Brands Inc	17,437	365
Village Super Market Inc, Cl A	8,542	177
Vita Coco Co Inc/The *	12,136	324
Vital Farms Inc *	17,980	260

		11,773
Energy — 5.0%
Berry Corp	18,014	114
Borr Drilling Ltd *(A)	21,701	149
Bristow Group Inc *	12,249	300
Cactus Inc, Cl A	13,717	433
ChampionX Corp	23,966	605
Chord Energy Corp	4,902	701
Civitas Resources Inc	15,876	1,061
CNX Resources Corp *	16,703	258
Crescent Point Energy	34,721	219
Delek US Holdings Inc	80,023	1,762
DMC Global Inc *	14,423	234
Dorian LPG Ltd	15,452	357
Excelerate Energy Inc, Cl A	3,730	69
Expro Group Holdings NV *	12,922	214
Helix Energy Solutions Group Inc *	31,050	195
HF Sinclair Corp	10,812	448
Matador Resources Co	12,212	537
NCS Multistage Holdings Inc *	2,241	38
Northern Oil and Gas Inc	22,790	682
Oil States International Inc *	14,970	95
PDC Energy Inc	13,283	911
REX American Resources Corp *	7,868	259
RPC Inc	67,590	449
Select Water Solutions Inc, Cl A	16,590	120
SFL Corp Ltd	27,485	236
Solaris Oilfield Infrastructure Inc, Cl A	38,312	281
Southwestern Energy Co *	234,949	1,121
Talos Energy Inc *	6,070	75
Teekay Corp *	22,350	125
TETRA Technologies Inc *	20,320	53
VAALCO Energy Inc	59,370	229
Viper Energy Partners LP	4,751	122

		12,452
Financials — 14.6%
1st Source Corp	2,700	111
AFC Gamma Inc ‡	5,632	65
Amalgamated Financial Corp	4,120	59
American Equity Investment Life Holding Co	50,841	2,006
Arrow Financial Corp	2,602	47
AssetMark Financial Holdings Inc *	16,505	463
Atlanticus Holdings Corp *	9,783	342
AvidXchange Holdings Inc *	8,550	83
Bank OZK (A)	17,716	613
Byline Bancorp Inc	5,720	101

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Capital Bancorp Inc	5,090	$86
Carter Bankshares Inc *	6,938	98
Cass Information Systems Inc	5,380	208
Chimera Investment Corp ‡	84,574	408
City Holding Co	4,269	368
Civista Bancshares Inc	7,735	116
CNO Financial Group Inc	87,900	1,908
Coastal Financial Corp/WA *	8,128	278
Cohen & Steers Inc	7,941	432
Columbia Banking System Inc	131,921	2,642
Comerica Inc	12,104	437
Crawford & Co, Cl A	16,914	167
CrossFirst Bankshares Inc *	10,270	99
Enova International Inc *	1,880	87
Esquire Financial Holdings Inc	4,518	191
FactSet Research Systems Inc	1,491	574
Financial Institutions Inc	3,289	52
First American Financial Corp	11,136	612
First Commonwealth Financial Corp	87,129	1,102
First Community Bankshares Inc	8,010	214
First Financial Corp/IN	2,670	87
First Interstate BancSystem Inc, Cl A	31,584	696
FNB Corp/PA	105,934	1,164
Globe Life Inc	5,045	521
Great Southern Bancorp Inc	3,720	181
Hamilton Lane Inc, Cl A	8,590	583
Hanover Insurance Group Inc/The	5,418	604
HBT Financial Inc	12,060	212
HCI Group Inc	1,040	55
Heritage Commerce Corp	20,215	147
Home BancShares Inc/AR	31,763	682
HomeTrust Bancshares Inc	7,930	155
I3 Verticals Inc, Cl A *	3,992	91
Independent Bank Corp	12,590	556
Independent Bank Corp/MI	6,815	111
International Money Express Inc *	21,781	508
Jack Henry & Associates Inc	4,055	620
KeyCorp	90,182	842
Kinsale Capital Group Inc	1,749	530
Lincoln National Corp	71,666	1,499
Macatawa Bank Corp	25,512	222
Mercantile Bank Corp	5,421	141
Merchants Bancorp/IN	9,850	225
Metrocity Bankshares Inc	3,169	52
Metropolitan Bank Holding Corp *	4,395	124
MGIC Investment Corp	33,522	507
Morningstar Inc	2,465	505
National Bank Holdings Corp, Cl A	8,193	245
National Western Life Group Inc, Cl A	410	153
NMI Holdings Inc, Cl A *	14,737	371
OFG Bancorp	11,701	284
Old National Bancorp/IN	162,945	2,024

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Old Second Bancorp Inc	15,970	$189
Oppenheimer Holdings Inc, Cl A	6,621	260
Orrstown Financial Services Inc	7,033	127
Paysafe Ltd *	15,971	154
Peapack-Gladstone Financial Corp	4,354	115
Peoples Bancorp Inc/OH	3,040	78
Peoples Financial Services Corp	3,053	121
Pinnacle Financial Partners Inc	11,522	561
Primerica Inc	5,615	1,022
Prosperity Bancshares Inc	8,686	497
Provident Bancorp Inc (A)	14,452	110
RBB Bancorp	5,166	54
Regional Management Corp	11,534	302
Remitly Global Inc *	16,059	295
Selectquote Inc *	95,100	152
Southern Missouri Bancorp Inc	2,150	80
Stellar Bancorp Inc	3,729	87
StepStone Group Inc, Cl A	6,761	145
Summit Financial Group Inc	3,330	63
Universal Insurance Holdings Inc	25,191	361
Univest Financial Corp	29,206	518
Valley National Bancorp	75,745	559
Wintrust Financial Corp	13,287	845
WisdomTree Inc	34,539	235
Zions Bancorp NA (A)	31,120	849

		36,445
Health Care — 16.0%
2seventy bio Inc *	6,670	79
4D Molecular Therapeutics Inc *	6,851	126
89bio Inc *(A)	10,927	199
Aclaris Therapeutics Inc *	17,910	150
ADMA Biologics Inc *	44,953	183
Agenus Inc *	67,678	106
Akero Therapeutics Inc *	4,390	196
Allogene Therapeutics Inc *	9,540	50
Alphatec Holdings Inc *	10,309	156
ALX Oncology Holdings Inc *	34,568	231
Amedisys Inc *	7,737	588
AMN Healthcare Services Inc *	23,745	2,255
Amneal Pharmaceuticals Inc *	40,660	95
AnaptysBio Inc *	2,736	52
ANI Pharmaceuticals Inc *	7,649	345
Apellis Pharmaceuticals Inc *	3,625	311
Arcellx Inc *	6,214	274
Arcturus Therapeutics Holdings Inc *	4,665	128
Arcutis Biotherapeutics Inc *	17,700	133
Arvinas Inc *	5,011	109
Assertio Holdings Inc *(A)	29,904	189
Axogen Inc *	24,384	207
BioLife Solutions Inc *	7,670	179
Biomea Fusion Inc *(A)	7,430	252
Bluebird Bio Inc *	23,190	78

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bridgebio Pharma Inc *	13,423	$184
Brookdale Senior Living Inc, Cl A *	59,228	204
C4 Therapeutics Inc *	3,465	12
CareDx Inc *	23,610	188
Castle Biosciences Inc *	4,660	114
Certara Inc *	9,411	196
Chemed Corp	1,175	627
Coherus Biosciences Inc *	12,020	49
Collegium Pharmaceutical Inc *	43,025	950
Community Health Systems Inc *	28,510	93
Computer Programs and Systems Inc *	2,396	57
CorVel Corp *	1,053	206
Cross Country Healthcare Inc *	79,123	2,018
Cymabay Therapeutics Inc *	17,448	157
Definitive Healthcare Corp, Cl A *	6,130	60
DICE Therapeutics Inc *	8,700	275
Eagle Pharmaceuticals Inc/DE *	16,570	344
Emergent BioSolutions Inc *	10,540	90
Encompass Health Corp	29,281	1,816
Ensign Group Inc/The	9,087	805
Envista Holdings Corp *	17,629	562
EyePoint Pharmaceuticals Inc *	7,315	44
Generation Bio Co *	15,870	56
Gossamer Bio Inc *	51,690	69
Harrow Health Inc *	7,474	141
HealthEquity Inc *	5,510	302
HealthStream Inc	18,126	417
Heron Therapeutics Inc *(A)	107,615	123
ImmunoGen Inc *	15,654	214
Inhibrx Inc *	5,455	129
Innoviva Inc *	14,911	201
Inspire Medical Systems Inc *	1,035	303
Integra LifeSciences Holdings Corp *	39,459	1,498
Intra-Cellular Therapies Inc *	4,925	292
Invitae Corp *(A)	87,502	94
iRadimed Corp	10,311	485
iTeos Therapeutics Inc *	25,242	411
KalVista Pharmaceuticals Inc *	17,400	170
Kiniksa Pharmaceuticals Ltd, Cl A *	43,412	602
Kodiak Sciences Inc *	36,260	215
Krystal Biotech Inc *	2,127	251
Lantheus Holdings Inc *	3,467	300
LeMaitre Vascular Inc	15,068	947
Madrigal Pharmaceuticals Inc *	729	203
MaxCyte Inc *	32,243	132
Merit Medical Systems Inc *	9,130	752
Mersana Therapeutics Inc *	14,730	111
MiNK Therapeutics Inc *	932	2
Mirum Pharmaceuticals Inc *	13,450	353
Morphic Holding Inc *	5,910	340
NeoGenomics Inc *	10,784	185
Nevro Corp *	5,322	147

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nurix Therapeutics Inc *	22,690	$230
Nuvalent Inc, Cl A *	4,146	175
NuVasive Inc *	9,779	373
Omnicell Inc *	3,410	250
OptimizeRx Corp *	5,807	82
OraSure Technologies Inc *	69,170	348
Organogenesis Holdings Inc, Cl A *	120,789	438
Orthofix Medical Inc *	7,620	142
Paragon 28 Inc *	11,736	211
Pediatrix Medical Group Inc *	9,029	120
Pennant Group Inc/The *	11,910	143
Penumbra Inc *	589	181
Perrigo Co PLC	16,254	520
PetIQ Inc, Cl A *	8,120	103
PMV Pharmaceuticals Inc *	13,840	74
Praxis Precision Medicines Inc *	64,285	55
Precigen Inc *(A)	90,151	107
Prestige Consumer Healthcare Inc *	19,493	1,116
Privia Health Group Inc *	3,220	80
Protagonist Therapeutics Inc *	16,763	437
Prothena Corp PLC *	3,903	259
Quanterix Corp *	8,456	166
Quest Diagnostics Inc	4,501	597
QuidelOrtho Corp *	6,813	580
RadNet Inc *	8,377	242
RAPT Therapeutics Inc *	10,650	213
Relay Therapeutics Inc *	5,755	64
Revance Therapeutics Inc *	6,590	201
Rigel Pharmaceuticals Inc *	88,008	123
RxSight Inc *	9,278	226
Sana Biotechnology Inc *(A)	32,298	194
Schrodinger Inc/United States *	5,415	181
Shockwave Medical Inc *	1,284	353
SI-BONE Inc *	9,057	228
SIGA Technologies Inc	73,160	410
Sight Sciences Inc *	12,920	124
Silk Road Medical Inc *	5,551	168
Simulations Plus Inc	1,500	66
Sonendo Inc *(A)	30,683	39
SpringWorks Therapeutics Inc *	5,003	137
STERIS PLC	3,698	740
Stoke Therapeutics Inc *	11,487	129
Surmodics Inc *	3,350	61
Sutro Biopharma Inc *	13,559	61
Tactile Systems Technology Inc *	22,087	464
TG Therapeutics Inc *	7,595	202
TransMedics Group Inc *	3,697	269
Treace Medical Concepts Inc *	7,873	209
UFP Technologies Inc *	2,122	328
US Physical Therapy Inc	7,138	729
Utah Medical Products Inc	1,102	103
Vanda Pharmaceuticals Inc *	67,513	402

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vaxcyte Inc *	5,340	$264
Veracyte Inc *	6,347	164
ViewRay Inc *	23,672	13
Viking Therapeutics Inc *(A)	9,430	207
Voyager Therapeutics Inc *	16,142	184
Y-mAbs Therapeutics Inc *	50,070	407

		39,859
Industrials — 19.2%
AAON Inc	2,538	220
ABM Industries Inc	58,827	2,598
ACCO Brands Corp	294,884	1,427
ACV Auctions Inc, Cl A *	41,495	707
Air Lease Corp, Cl A	15,108	574
Alamo Group Inc	860	143
Alight Inc, Cl A *	65,275	552
Allison Transmission Holdings Inc	11,825	559
Argan Inc	1,690	68
Astronics Corp *	30,101	479
AZEK Co Inc/The, Cl A *	21,528	501
Barrett Business Services Inc	4,133	347
Blue Bird Corp *	7,503	190
Booz Allen Hamilton Holding Corp, Cl A	7,023	706
BrightView Holdings Inc *	18,380	121
Broadridge Financial Solutions Inc	4,329	635
BWX Technologies Inc	21,490	1,296
Byrna Technologies Inc *	22,989	107
CACI International Inc, Cl A *	2,837	849
Carlisle Cos Inc	2,465	524
Casella Waste Systems Inc, Cl A *	3,206	289
Cimpress PLC *	8,051	385
CIRCOR International Inc *	26,074	756
Clean Harbors Inc *	7,788	1,093
Comfort Systems USA Inc	1,578	234
Costamare Inc	17,995	139
Daseke Inc *	53,740	322
Distribution Solutions Group Inc *	2,300	104
Ducommun Inc *	3,658	150
DXP Enterprises Inc/TX *	10,055	321
EMCOR Group Inc	7,478	1,233
Enerpac Tool Group Corp, Cl A	14,434	367
EnerSys	2,322	226
Ennis Inc	21,552	417
EnPro Industries Inc	6,395	646
ExlService Holdings Inc *	4,371	660
Federal Signal Corp	3,540	188
First Advantage Corp *	6,410	87
Forrester Research Inc *	15,634	449
Forward Air Corp	2,391	233
Franklin Covey Co *	10,252	379
FTAI Aviation Ltd	8,107	227
FTI Consulting Inc *	803	151
Gates Industrial Corp PLC *	35,114	412

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genco Shipping & Trading Ltd	4,222	$52
GFL Environmental Inc	21,615	781
GXO Logistics Inc *	3,869	216
Harsco Corp *	22,574	191
Heartland Express Inc	17,384	271
Heidrick & Struggles International Inc	7,473	181
Heritage-Crystal Clean Inc *	25,698	852
Hexcel Corp	7,660	528
Hudson Technologies Inc *	110,480	966
Huron Consulting Group Inc *	17,224	1,400
Hyster-Yale Materials Handling Inc	8,097	379
IBEX Holdings Ltd *	14,940	306
Insperity Inc	5,762	638
ITT Inc	10,224	779
John Bean Technologies Corp	2,162	231
Kadant Inc	1,128	214
KBR Inc	3,728	220
Kennametal Inc	9,738	243
Kirby Corp *	5,470	391
Korn Ferry	11,993	564
Landstar System Inc	3,899	684
Legalzoom.com Inc *	46,006	515
Manitowoc Co Inc/The *	31,171	447
Masonite International Corp *	7,035	620
MasTec Inc *	1,650	167
Matson Inc	5,949	407
MYR Group Inc *	1,869	238
NEXTracker Inc, Cl A *	5,007	192
Nordson Corp	2,809	612
Owens Corning	2,017	214
PAM Transportation Services Inc *	10,451	273
Powell Industries Inc	12,565	722
Radiant Logistics Inc *	56,373	352
RB Global Inc	10,612	553
Regal Rexnord Corp	4,419	574
REV Group Inc	10,830	110
Rocket Lab USA Inc *(A)	29,687	136
Safe Bulkers Inc	56,276	178
Simpson Manufacturing Co Inc	2,165	256
SP Plus Corp *	18,328	667
Standex International Corp	12,194	1,661
Steelcase Inc, Cl A	75,942	493
Sterling Infrastructure Inc *	10,197	470
Sun Country Airlines Holdings Inc *	20,280	381
Tennant Co	3,086	226
Terex Corp	14,984	695
Tetra Tech Inc	4,615	634
Thermon Group Holdings Inc *	11,180	256
Titan Machinery Inc *	2,601	66
TransUnion	7,916	570
TTEC Holdings Inc	11,037	350
UFP Industries Inc	4,285	335

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UniFirst Corp/MA	2,981	$510
V2X Inc *	6,092	251
Valmont Industries Inc	2,822	740
Vertiv Holdings Co, Cl A	11,934	230
Vicor Corp *	3,464	192
WESCO International Inc	3,605	495

		47,946
Information Technology — 12.5%
8x8 Inc *	165,921	677
A10 Networks Inc	15,300	228
ACM Research Inc, Cl A *	27,530	278
Aehr Test Systems *	4,777	158
Agilysys Inc *	2,169	161
Alkami Technology Inc *	52,352	785
Allegro MicroSystems Inc *	6,226	245
Altair Engineering Inc, Cl A *	3,979	292
American Software Inc/GA, Cl A	28,892	368
Amplitude Inc, Cl A *	8,760	85
Applied Digital Corp *(A)	32,670	273
AppLovin Corp, Cl A *	7,171	179
Arlo Technologies Inc *	57,989	561
Aviat Networks Inc *	7,090	217
Axcelis Technologies Inc *	1,948	307
AXT Inc *	20,528	70
Badger Meter Inc	2,428	335
Bel Fuse Inc, Cl B	3,901	192
Belden Inc	9,460	828
C3.ai Inc, Cl A *(A)	7,158	286
Cambium Networks Corp *	4,230	66
CCC Intelligent Solutions Holdings Inc *	20,607	225
Clearfield Inc *	5,742	225
Cognex Corp	11,410	627
Confluent Inc, Cl A *	7,371	234
Consensus Cloud Solutions Inc *	13,957	509
Couchbase Inc *	10,222	210
Diodes Inc *	6,321	568
DoubleVerify Holdings Inc *	6,940	242
eGain Corp *	24,834	180
Entegris Inc	6,835	719
Evolv Technologies Holdings Inc *	37,128	221
Extreme Networks Inc *	12,194	251
Grid Dynamics Holdings Inc *	19,810	190
Hackett Group Inc/The	22,426	435
Harmonic Inc *	74,409	1,310
Intapp Inc *	3,889	164
InterDigital Inc	2,757	229
IonQ Inc *(A)	22,463	242
Itron Inc *	3,481	236
Kimball Electronics Inc *	6,760	168
Kulicke & Soffa Industries Inc	12,986	687
Littelfuse Inc	2,494	639
Lumentum Holdings Inc *	13,037	690

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MACOM Technology Solutions Holdings Inc *	4,479	$268
Mirion Technologies Inc, Cl A *	43,081	341
Mitek Systems Inc *	6,417	67
Momentive Global Inc *	22,259	210
Monday.com Ltd *	1,007	181
N-able Inc *	14,019	199
Napco Security Technologies Inc	5,110	190
National Instruments Corp	12,052	697
Olo Inc, Cl A *	13,540	93
Onto Innovation Inc *	3,138	337
OSI Systems Inc *	1,787	213
PagerDuty Inc *	6,107	166
PC Connection Inc	10,430	469
Photronics Inc *	123,186	2,615
Porch Group Inc *(A)	67,030	95
Power Integrations Inc	8,199	708
Rambus Inc *	5,586	357
Ribbon Communications Inc *	42,730	119
ScanSource Inc *	2,480	71
Silicon Motion Technology Corp ADR	24,030	1,472
SMART Global Holdings Inc *	8,960	202
SolarWinds Corp *	5,740	53
Super Micro Computer Inc *	13,863	3,105
Teradata Corp *	4,749	223
UiPath Inc, Cl A *	11,821	212
Unisys Corp *	13,440	53
Universal Display Corp	6,202	914
Veeco Instruments Inc *	9,132	223
Vertex Inc, Cl A *	10,739	236
Viavi Solutions Inc *	65,280	642
Vishay Intertechnology Inc	8,594	222
Vishay Precision Group Inc *	12,090	422

		31,167
Materials — 4.1%
Aspen Aerogels Inc *	14,450	95
Axalta Coating Systems Ltd *	19,347	561
Cabot Corp	5,634	386
Carpenter Technology Corp	3,392	155
Chase Corp	2,376	279
Clearwater Paper Corp *	16,110	490
Commercial Metals Co	36,782	1,572
Diversey Holdings Ltd *(A)	10,664	89
Eagle Materials Inc	1,356	221
Ecovyst Inc *	24,234	243
Element Solutions Inc	26,173	469
Haynes International Inc	9,950	432
Ingevity Corp *	9,068	428
Innospec Inc	3,373	311
Livent Corp *	35,728	823
O-I Glass Inc *	39,942	828
Olympic Steel Inc	8,008	335

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Quaker Chemical Corp	2,580	$490
Ranpak Holdings Corp, Cl A *	42,870	133
Reliance Steel & Aluminum Co	3,383	794
Ryerson Holding Corp	6,930	236
Silgan Holdings Inc	10,268	462
SunCoke Energy Inc	30,320	206
Tredegar Corp	9,530	67

		10,105
Real Estate — 2.3%
Ashford Hospitality Trust Inc *‡	21,750	90
Corporate Office Properties Trust ‡	22,356	510
eXp World Holdings Inc (A)	39,131	602
Farmland Partners Inc ‡	8,310	94
Forestar Group Inc *	14,074	286
Hersha Hospitality Trust, Cl A ‡	10,200	59
Highwoods Properties Inc ‡	10,770	223
Industrial Logistics Properties Trust ‡	88,132	160
Kennedy-Wilson Holdings Inc	31,132	480
National Storage Affiliates Trust ‡	16,067	588
Newmark Group Inc, Cl A	72,520	415
NexPoint Residential Trust Inc ‡	12,700	521
RMR Group Inc/The, Cl A	4,410	95
STAG Industrial Inc ‡	25,990	905
Terreno Realty Corp ‡	9,431	579
Universal Health Realty Income Trust ‡	1,390	61

		5,668
Utilities — 1.6%
Black Hills Corp	8,170	498
Brookfield Infrastructure Corp, Cl A	14,735	679
Chesapeake Utilities Corp	4,329	553
IDACORP Inc	6,575	684
Portland General Electric Co	22,572	1,100
Pure Cycle Corp *	13,804	134
Spire Inc	5,941	384

		4,032
Total Common Stock
(Cost $212,372) ($ Thousands)		240,116

EXCHANGE TRADED FUND — 0.2%

iShares Russell 2000 Value ETF	3,121	409

Total Exchange Traded Fund
(Cost $403) ($ Thousands)		409

Description	Number of Rights	Market Value ($ Thousands)
RIGHT — 0.0%
Distribution Solutions Group Inc, Expires 06/02/2023 *	1,499	$–
Total Right
(Cost $—) ($ Thousands)		–

	Shares
AFFILIATED PARTNERSHIP — 2.2%
SEI Liquidity Fund, LP
5.010% **†(B)	5,332,762	5,335

Total Affiliated Partnership
(Cost $5,333) ($ Thousands)		5,335

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	7,779,204	7,779

Total Cash Equivalent
(Cost $7,779) ($ Thousands)		7,779

Total Investments in Securities — 101.9%
(Cost $225,887) ($ Thousands)		$253,639

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small Cap II Fund (Concluded)

Percentages are based on Net Assets of $249,026 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $5,335 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)		Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	240,116		–	–	240,116
Exchange Traded Fund	409		–	–	409
Right	–	^	–	–	–	^
Affiliated Partnership	–		5,335	–	5,335
Cash Equivalent	7,779		–	–	7,779
Total Investments in Securities	248,304		5,335	–	253,639

^ This category includes securities with a value of $—.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$9,369	$59,641	$(63,676)	$1	$—	$5,335	$61	$—
SEI Daily Income Trust, Government Fund, Institutional Class	10,858	140,777	(143,856)	—	—	7,779	208
Totals	$20,227	$200,418	$(207,532)	$1	$—	$13,114	$269	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small/Mid Cap Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.3%

Communication Services — 4.5%
AMC Networks Inc, Cl A *	22,800	$258
Bandwidth Inc, Cl A *	41,096	489
Cable One Inc	3,986	2,439
Cargurus Inc, Cl A *	74,664	1,403
Cinemark Holdings Inc *	50,600	810
Cogent Communications Holdings Inc	42,297	2,602
IAC Inc *	6,733	376
Iridium Communications Inc	72,813	4,372
John Wiley & Sons Inc, Cl A	76,893	2,768
Nexstar Media Group Inc, Cl A	61,267	9,246
Shutterstock Inc	62,102	3,091
Yelp Inc, Cl A *	30,200	1,012
Ziff Davis Inc *	81,237	4,796
ZipRecruiter Inc, Cl A *	64,375	996

		34,658
Consumer Discretionary — 11.2%
Aaron's Co Inc/The	26,196	321
Adtalem Global Education Inc *	20,000	830
American Axle & Manufacturing Holdings Inc *	90,600	612
American Eagle Outfitters Inc	33,736	343
BJ's Restaurants Inc *	28,000	834
Bloomin' Brands Inc	89,288	2,133
Boot Barn Holdings Inc *	6,890	466
BorgWarner Inc	34,400	1,525
Brinker International Inc *	23,595	863
Brunswick Corp/DE	38,643	2,918
Canada Goose Holdings Inc *(A)	31,492	501
Capri Holdings Ltd *	18,100	635
Carter's Inc	12,100	752
Churchill Downs Inc	36,774	4,995
Dick's Sporting Goods Inc	7,800	995
Domino's Pizza Inc	7,862	2,279

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Duolingo Inc, Cl A *	10,570	$1,581
Farfetch Ltd, Cl A *	57,285	282
Floor & Decor Holdings Inc, Cl A *	3,288	300
Foot Locker Inc	37,100	939
Fox Factory Holding Corp *	25,851	2,299
Frontdoor Inc *	20,036	618
Gentherm Inc *	12,855	707
Goodyear Tire & Rubber Co/The *	71,642	984
Grand Canyon Education Inc *	5,028	527
Group 1 Automotive Inc	12,969	2,899
Hanesbrands Inc *	55,099	226
Harley-Davidson Inc	42,300	1,316
Haverty Furniture Cos Inc	38,200	1,008
Helen of Troy Ltd *	10,863	1,046
Installed Building Products Inc	7,011	733
Kohl's Corp	24,700	452
Leslie's Inc *	151,637	1,438
Lithia Motors Inc, Cl A	14,915	3,479
Macy's Inc	43,100	586
MasterCraft Boat Holdings Inc *	27,867	738
MDC Holdings Inc	20,400	822
Mohawk Industries Inc *	7,800	718
Monro Inc	50,380	2,084
Murphy USA Inc	3,285	908
National Vision Holdings Inc *	17,633	445
ODP Corp/The *	35,698	1,430
Oxford Industries Inc	8,209	820
Perdoceo Education Corp *	45,800	540
Pool Corp	8,526	2,696
PulteGroup Inc	35,200	2,326
PVH Corp	13,300	1,144
Qurate Retail Inc *	68,700	57
Sally Beauty Holdings Inc *	59,281	668
Six Flags Entertainment Corp *	30,900	789
Skechers USA Inc, Cl A *	21,071	1,082
Skyline Champion Corp *	12,005	698
Sonic Automotive Inc, Cl A	13,400	555
Sportradar Holding AG, Cl A *	52,655	635
Stride Inc *	22,228	898
Tapestry Inc	21,600	864
Taylor Morrison Home Corp, Cl A *	26,258	1,114
Texas Roadhouse Inc, Cl A	21,440	2,313
Toll Brothers Inc	39,300	2,661
Travel + Leisure Co	67,543	2,463
Tri Pointe Homes Inc *	30,880	902
Tupperware Brands Corp *(A)	53,600	48
Under Armour Inc, Cl C *	71,921	473
Upbound Group Inc, Cl A	44,400	1,328
Victoria's Secret & Co *	73,003	1,491
Whirlpool Corp	14,400	1,862
Wingstop Inc	17,555	3,500
Winnebago Industries Inc	11,200	623

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wyndham Hotels & Resorts Inc	22,605	$1,543
XPEL Inc *	6,785	467
Xponential Fitness Inc, Cl A *	81,100	2,148

		86,275
Consumer Staples — 4.5%
Albertsons Cos Inc, Cl A	62,300	1,268
Beauty Health Co/The *	35,765	288
BJ's Wholesale Club Holdings Inc *	16,614	1,041
Casey's General Stores Inc	13,287	2,998
Conagra Brands Inc	38,100	1,329
Edgewell Personal Care Co	20,774	809
elf Beauty Inc *	34,915	3,632
Energizer Holdings Inc	24,900	812
Herbalife Ltd *	23,800	282
Hostess Brands Inc, Cl A *	37,236	926
Ingles Markets Inc, Cl A	8,900	714
Ingredion Inc	17,300	1,810
Inter Parfums Inc	31,344	3,937
MGP Ingredients Inc	8,809	837
Molson Coors Beverage Co, Cl B	44,100	2,728
SpartanNash Co	18,700	428
Spectrum Brands Holdings Inc	54,712	3,951
Sprouts Farmers Market Inc *	63,600	2,198
TreeHouse Foods Inc *	43,830	2,075
US Foods Holding Corp *	34,901	1,388
Vita Coco Co Inc/The *	57,700	1,540

		34,991
Energy — 4.6%
APA Corp	30,500	969
Cactus Inc, Cl A	12,560	397
California Resources Corp	22,500	845
ChampionX Corp	30,700	776
Chord Energy Corp	21,813	3,120
Civitas Resources Inc	43,986	2,938
CVR Energy Inc	28,638	670
DT Midstream Inc	80,093	3,641
HF Sinclair Corp	52,100	2,159
Liberty Energy Inc, Cl A	56,503	663
Magnolia Oil & Gas Corp, Cl A	112,250	2,170
Marathon Oil Corp	79,900	1,771
Matador Resources Co	77,096	3,390
Northern Oil and Gas Inc	103,325	3,091
PBF Energy Inc, Cl A	21,793	802
PDC Energy Inc	19,400	1,331
Peabody Energy Corp	32,174	584
Scorpio Tankers Inc	17,700	810
TechnipFMC PLC *	124,862	1,641
Teekay Tankers Ltd, Cl A	21,400	773
US Silica Holdings Inc *	68,755	779
Viper Energy Partners LP	15,365	396
Vitesse Energy Inc	3,154	73

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Weatherford International PLC *	14,575	$823
World Fuel Services Corp	26,900	615

		35,227
Financials — 13.4%
Affiliated Managers Group Inc	5,900	821
AG Mortgage Investment Trust Inc ‡	20,500	113
Ally Financial Inc	40,300	1,075
American Equity Investment Life Holding Co	21,700	856
American Financial Group Inc/OH	7,500	842
Annaly Capital Management Inc ‡	20,550	388
Ares Capital Corp	35,700	669
Artisan Partners Asset Management Inc, Cl A	26,007	832
Associated Banc-Corp	54,400	806
Axos Financial Inc *	19,221	727
Banco Latinoamericano de Comercio Exterior SA, Cl E	30,600	596
Bank OZK (A)	78,726	2,722
Banner Corp	16,328	707
BGC Partners Inc, Cl A	547,962	2,230
Brightsphere Investment Group Inc	37,947	816
Chimera Investment Corp ‡	61,200	295
Citizens Financial Group Inc	33,800	871
CNA Financial Corp	18,800	693
CNO Financial Group Inc	124,127	2,695
Cohen & Steers Inc	36,001	1,959
Columbia Banking System Inc	82,049	1,643
Comerica Inc	9,000	325
Dime Community Bancshares Inc	20,570	333
Donnelley Financial Solutions Inc *	19,300	856
Equitable Holdings Inc	37,000	908
Essent Group Ltd	17,600	777
Euronet Worldwide Inc *	32,467	3,617
Everest Re Group Ltd	3,500	1,190
EVERTEC Inc	25,400	876
FactSet Research Systems Inc	6,644	2,557
Federated Hermes Inc, Cl B	22,000	757
Fifth Third Bancorp	48,400	1,175
First American Financial Corp	31,700	1,741
First BanCorp/Puerto Rico	73,171	817
First Busey Corp	27,700	518
First Commonwealth Financial Corp	71,398	903
First Financial Bancorp	41,127	780
First Merchants Corp	52,457	1,388
FleetCor Technologies Inc *	3,700	838
Flushing Financial Corp	32,133	374
Flywire Corp *	42,300	1,271
FNB Corp/PA	81,000	890
FS KKR Capital Corp (A)	35,800	693
Fulton Financial Corp	56,300	628
Globe Life Inc	22,145	2,285
Hamilton Lane Inc, Cl A	48,118	3,268

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hancock Whitney Corp	15,300	$559
Hanmi Financial Corp	62,800	904
Hilltop Holdings Inc	28,578	844
Home BancShares Inc/AR	135,196	2,903
HomeStreet Inc (A)	25,800	135
Jack Henry & Associates Inc	17,938	2,743
Jefferies Financial Group Inc	26,800	806
KeyCorp	49,300	460
Kinsale Capital Group Inc	19,520	5,914
Lincoln National Corp	14,100	295
LPL Financial Holdings Inc	5,148	1,003
MGIC Investment Corp	81,200	1,228
Morningstar Inc	10,962	2,244
Mr Cooper Group Inc *	20,251	937
Navient Corp	118,700	1,798
Oaktree Specialty Lending Corp	53,000	992
OFG Bancorp	76,885	1,865
Pacific Premier Bancorp Inc	54,774	1,031
PacWest Bancorp (A)	147,328	950
Pathward Financial Inc	19,930	876
Peoples Bancorp Inc/OH	34,000	873
Popular Inc	24,900	1,424
PROG Holdings Inc *	36,500	1,191
Prosperity Bancshares Inc	38,090	2,178
Radian Group Inc	40,700	1,039
Regions Financial Corp	63,600	1,098
Reinsurance Group of America Inc, Cl A	4,700	658
Rithm Capital Corp ‡	85,300	694
RLI Corp	6,976	864
S&T Bancorp Inc	31,962	857
Sandy Spring Bancorp Inc	38,338	803
Selective Insurance Group Inc	9,298	899
Starwood Property Trust Inc ‡(A)	179,683	3,153
Stifel Financial Corp	7,535	419
Synovus Financial Corp	19,300	523
Universal Insurance Holdings Inc	10,300	148
Unum Group	39,000	1,695
Victory Capital Holdings Inc, Cl A	22,000	681
Voya Financial Inc	13,600	922
Western Union Co/The	32,400	369
WisdomTree Inc	115,984	789
Zions Bancorp NA (A)	44,500	1,214

		103,099
Health Care — 14.0%
2seventy bio Inc *	92,804	1,105
Acadia Healthcare Co Inc *	12,380	874
ACADIA Pharmaceuticals Inc *	44,935	1,056
Addus HomeCare Corp *	8,308	749
Agios Pharmaceuticals Inc *	15,492	392
Align Technology Inc *	992	280
Alkermes PLC *	33,076	957
AMN Healthcare Services Inc *	7,865	747

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Amphastar Pharmaceuticals Inc *	25,330	$1,124
Amylyx Pharmaceuticals Inc *	25,814	637
ANI Pharmaceuticals Inc *	19,300	871
Apellis Pharmaceuticals Inc *	15,660	1,344
Arrowhead Pharmaceuticals Inc *	21,400	736
Arvinas Inc *	12,309	269
Aurinia Pharmaceuticals Inc *	92,496	829
Axogen Inc *	25,273	215
Axonics Inc *	13,338	645
Bio-Techne Corp	9,360	766
C4 Therapeutics Inc *	10,442	35
Catalent Inc *	6,657	248
Certara Inc *	31,774	660
Chemed Corp	5,204	2,778
Cooper Cos Inc/The	3,039	1,129
DaVita Inc *	18,300	1,714
Doximity Inc, Cl A *	13,885	426
Encompass Health Corp	53,259	3,303
Enovis Corp *	44,104	2,326
Ensign Group Inc/The	88,385	7,832
Evolent Health Inc, Cl A *	65,845	1,919
Exelixis Inc *	48,584	937
Globus Medical Inc, Cl A *	14,071	762
Haemonetics Corp *	9,622	814
Halozyme Therapeutics Inc *	29,177	946
HealthEquity Inc *	11,740	643
Henry Schein Inc *	14,103	1,042
ImmunoGen Inc *	64,000	873
Incyte Corp *	9,000	554
Innoviva Inc *	68,818	928
Inspire Medical Systems Inc *	14,808	4,331
Intra-Cellular Therapies Inc *	13,400	796
Ironwood Pharmaceuticals Inc, Cl A *	97,700	1,063
Jazz Pharmaceuticals PLC *	19,500	2,499
Kiniksa Pharmaceuticals Ltd, Cl A *	62,224	862
Lantheus Holdings Inc *	43,355	3,754
Legend Biotech Corp ADR *	8,037	516
LeMaitre Vascular Inc	54,588	3,430
Ligand Pharmaceuticals Inc *	12,962	908
LivaNova PLC *	33,796	1,497
Medpace Holdings Inc *	4,568	945
Merit Medical Systems Inc *	70,750	5,830
Nevro Corp *	12,033	332
Omnicell Inc *	8,478	622
Option Care Health Inc *	83,859	2,310
Owens & Minor Inc *	43,800	890
Perrigo Co PLC	72,304	2,311
Phreesia Inc *	30,930	929
Progyny Inc *	23,000	857
Quest Diagnostics Inc	30,420	4,035
QuidelOrtho Corp *	38,058	3,240
Relay Therapeutics Inc *	19,683	219

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Revance Therapeutics Inc *	28,280	$864
Select Medical Holdings Corp	27,000	739
Shockwave Medical Inc *	13,191	3,629
Sotera Health Co *	44,999	634
SpringWorks Therapeutics Inc *	15,585	427
STERIS PLC	25,817	5,163
Stevanato Group SpA	5,091	137
Supernus Pharmaceuticals Inc *	44,949	1,490
Syndax Pharmaceuticals Inc *	19,455	389
Teleflex Inc	2,746	645
TransMedics Group Inc *	18,555	1,348
United Therapeutics Corp *	8,965	1,880
Universal Health Services Inc, Cl B	11,300	1,493
US Physical Therapy Inc	31,778	3,246
Veracyte Inc *	18,957	491

		108,216
Industrials — 19.1%
ABM Industries Inc	63,003	2,782
Acuity Brands Inc	7,400	1,115
ACV Auctions Inc, Cl A *	82,060	1,398
AGCO Corp	24,600	2,713
Air Lease Corp, Cl A	67,432	2,564
Alamo Group Inc	4,700	782
Alaska Air Group Inc *	20,810	935
Alight Inc, Cl A *	216,138	1,829
Allegiant Travel Co, Cl A *	9,474	924
Allison Transmission Holdings Inc, Cl A	100,700	4,763
Apogee Enterprises Inc	26,800	989
Applied Industrial Technologies Inc	9,599	1,180
ArcBest Corp	14,700	1,232
Arcosa Inc	15,050	988
Atkore Inc *	26,168	3,056
Beacon Roofing Supply Inc *	14,216	909
Booz Allen Hamilton Holding Corp, Cl A	31,225	3,141
Brink's Co/The	13,575	903
Broadridge Financial Solutions Inc	19,270	2,827
BWX Technologies Inc	106,353	6,415
Carlisle Cos Inc	10,962	2,329
Cimpress PLC *	12,605	602
Comfort Systems USA Inc	5,665	838
CoreCivic Inc *‡	62,100	535
Crane Co	20,945	1,522
Crane NXT Co	31,765	1,672
Deluxe Corp	26,200	399
Encore Wire Corp	2,850	466
Ennis Inc	45,100	874
Esab Corp	43,907	2,578
ESCO Technologies Inc	10,123	911
ExlService Holdings Inc *	4,965	749
Exponent Inc	30,335	2,770
Federal Signal Corp	47,810	2,533
Forward Air Corp	7,669	746

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FTI Consulting Inc *	17,830	$3,352
Generac Holdings Inc *	4,930	537
GFL Environmental Inc	96,442	3,485
GMS Inc *	15,745	997
GXO Logistics Inc *	73,610	4,116
H&E Equipment Services Inc	18,261	657
Harsco Corp *	101,000	854
Heartland Express Inc	14,213	222
Hillenbrand Inc	18,200	873
Huntington Ingalls Industries Inc	3,200	644
Huron Consulting Group Inc *	12,939	1,052
Insperity Inc	25,578	2,832
Interface Inc, Cl A	60,500	419
Janus International Group Inc *	86,782	766
John Bean Technologies Corp	5,605	598
Kaman Corp	40,452	841
Kennametal Inc	31,400	783
Kirby Corp *	14,529	1,040
Korn Ferry	16,233	763
Landstar System Inc	17,273	3,029
Manitowoc Co Inc/The *	55,700	799
ManpowerGroup Inc	14,300	1,003
Matson Inc	16,523	1,129
McGrath RentCorp	9,022	801
Mercury Systems Inc *	17,140	696
Middleby Corp/The *	2,232	295
MillerKnoll Inc	39,600	537
Moog Inc, Cl A	10,200	992
MYR Group Inc *	15,259	1,946
Nordson Corp	12,401	2,703
NV5 Global Inc *	8,035	728
OPENLANE Inc *	195,445	2,936
Owens Corning	18,500	1,967
Quad/Graphics Inc, Cl A *	86,600	283
Quanex Building Products Corp	35,360	743
RB Global Inc	55,745	2,903
RBC Bearings Inc *	7,795	1,546
Rocket Lab USA Inc *(A)	61,455	281
Rush Enterprises Inc, Cl A	18,998	993
Ryder System Inc	15,400	1,214
Sensata Technologies Holding PLC	40,773	1,693
Simpson Manufacturing Co Inc	21,720	2,567
Snap-on Inc	7,400	1,842
Standex International Corp	26,021	3,544
Steelcase Inc, Cl A	125,000	811
Sun Country Airlines Holdings Inc *	44,958	845
Tennant Co	10,309	754
Terex Corp	33,642	1,560
Tetra Tech Inc	20,595	2,831
Textron Inc	11,800	730
Timken Co/The	12,700	909
TransUnion	35,100	2,527

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Triton International Ltd	19,300	$1,595
TTEC Holdings Inc	49,162	1,559
UFP Industries Inc	19,045	1,487
UniFirst Corp/MA	13,287	2,274
United Airlines Holdings Inc *	16,200	769
Veritiv Corp	4,500	475
Verra Mobility Corp, Cl A *	151,607	2,673
Wabash National Corp	33,831	793
WillScot Mobile Mini Holdings Corp, Cl A *	22,860	985
XPO Inc *	20,136	945

		147,492
Information Technology — 12.1%
8x8 Inc *	113,753	464
ACI Worldwide Inc *	49,953	1,139
Aehr Test Systems *	39,430	1,302
Agilysys Inc *	16,450	1,223
Altair Engineering Inc, Cl A *	55,666	4,082
Amdocs Ltd	10,300	970
Amkor Technology Inc	104,400	2,587
Appfolio Inc, Cl A *	6,200	888
Arrow Electronics Inc *	16,000	2,026
Aviat Networks Inc *	15,400	472
Avnet Inc	22,000	965
Axcelis Technologies Inc *	5,230	824
Badger Meter Inc	6,251	862
Belden Inc	13,183	1,153
Blackbaud Inc *	15,716	1,153
Calix Inc *	19,200	895
Cirrus Logic Inc *	10,700	831
Cognex Corp	50,712	2,787
Consensus Cloud Solutions Inc *	44,176	1,610
Digi International Inc *	27,400	985
Dynatrace Inc *	20,011	1,020
Ebix Inc	16,200	323
EngageSmart Inc *	48,411	919
Entegris Inc	30,294	3,188
Everbridge Inc *	25,737	618
Extreme Networks Inc *	49,936	1,029
GLOBALFOUNDRIES Inc *(A)	16,496	962
Impinj Inc *	9,252	947
Jabil Inc	33,500	2,999
Kulicke & Soffa Industries Inc	58,020	3,068
Littelfuse Inc	10,851	2,778
Model N Inc *	28,095	897
Monday.com Ltd *	3,150	568
N-able Inc *	46,185	656
Napco Security Technologies Inc	41,320	1,537
NCR Corp *	16,200	384
Nova Ltd *	26,460	2,857
Novanta Inc *	12,220	2,024
Okta Inc, Cl A *	10,215	929
ON Semiconductor Corp *	10,703	895

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PagerDuty Inc *	13,095	$356
PDF Solutions Inc *	23,600	997
Power Integrations Inc	36,429	3,147
Qorvo Inc *	5,400	525
Qualys Inc *	6,464	816
Rambus Inc *	76,904	4,919
Sanmina Corp *	21,400	1,135
Seagate Technology Holdings PLC	8,400	505
Silicon Laboratories Inc *	16,933	2,382
Skyworks Solutions Inc	5,500	569
Smartsheet Inc, Cl A *	15,019	745
Sprout Social Inc, Cl A *	19,980	865
SPS Commerce Inc *	32,439	5,054
Super Micro Computer Inc *	5,273	1,181
TD SYNNEX Corp	7,400	661
Teledyne Technologies Inc *	4,156	1,615
Tenable Holdings Inc *	14,038	575
Trimble Inc *	30,177	1,408
TTM Technologies Inc *	6,200	85
Universal Display Corp	21,038	3,100
Verint Systems Inc *	102,732	3,686
Vishay Intertechnology Inc	44,800	1,155
Xerox Holdings Corp	43,900	618
Zeta Global Holdings Corp, Cl A *	166,625	1,503

		93,418
Materials — 5.8%
Ashland Inc	37,175	3,155
ATI Inc *	28,877	999
Axalta Coating Systems Ltd *	124,792	3,620
Berry Global Group Inc	26,700	1,527
Chemours Co/The	26,400	699
Clearwater Paper Corp *	20,605	626
Commercial Metals Co	18,153	776
Eastman Chemical Co	9,800	755
Element Solutions Inc	116,594	2,091
FMC Corp	32,340	3,366
Graphic Packaging Holding Co	45,968	1,099
Huntsman Corp	48,000	1,140
Ingevity Corp *	8,900	420
Mativ Holdings Inc	22,500	339
Mosaic Co/The	34,700	1,109
Myers Industries Inc	29,900	559
O-I Glass Inc, Cl I *	96,708	2,004
Orion Engineered Carbons SA	36,565	848
Quaker Chemical Corp	15,505	2,943
Reliance Steel & Aluminum Co	24,259	5,693
Ryerson Holding Corp	9,700	330
Silgan Holdings Inc	142,789	6,424
Steel Dynamics Inc	13,000	1,195
Trinseo PLC	14,600	181
Tronox Holdings PLC	33,100	352
Westrock Co	49,900	1,398

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Small/Mid Cap Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Worthington Industries Inc	14,800	$831

		44,479
Real Estate — 5.2%
American Assets Trust Inc ‡	25,000	476
Apple Hospitality REIT Inc ‡	89,470	1,300
Armada Hoffler Properties Inc ‡	67,216	742
Brandywine Realty Trust ‡	80,600	314
Brixmor Property Group Inc ‡	45,100	903
City Office REIT Inc ‡	72,700	329
CTO Realty Growth Inc ‡(A)	36,630	584
DiamondRock Hospitality Co ‡	91,506	718
EPR Properties ‡	27,700	1,155
Equity Commonwealth *‡	114,890	2,350
Essential Properties Realty Trust Inc ‡	38,982	933
eXp World Holdings Inc (A)	174,282	2,682
Franklin Street Properties Corp ‡	107,000	154
Gaming and Leisure Properties Inc ‡	107,405	5,171
Getty Realty Corp ‡	25,000	857
Global Net Lease Inc ‡	72,579	698
Host Hotels & Resorts Inc ‡	38,400	637
Industrial Logistics Properties Trust ‡	35,900	65
Innovative Industrial Properties Inc, Cl A ‡	12,300	813
Kennedy-Wilson Holdings Inc	138,739	2,141
Kite Realty Group Trust ‡	72,356	1,407
Medical Properties Trust Inc ‡(A)	353,461	2,916
Newmark Group Inc, Cl A	177,354	1,014
NexPoint Residential Trust Inc ‡	56,470	2,318
Office Properties Income Trust ‡	45,400	329
Omega Healthcare Investors Inc ‡	29,900	891
Piedmont Office Realty Trust Inc, Cl A ‡	55,300	345
Plymouth Industrial REIT Inc ‡	45,401	995
Sabra Health Care REIT Inc ‡	50,600	570
Service Properties Trust ‡	48,500	398
SITE Centers Corp ‡	70,900	845
Tanger Factory Outlet Centers Inc ‡	126,580	2,578
Terreno Realty Corp ‡	41,965	2,574
Uniti Group Inc ‡	71,260	265

		40,467
Utilities — 1.9%
Brookfield Infrastructure Corp, Cl A (A)	65,439	3,017
Chesapeake Utilities Corp	19,266	2,460
National Fuel Gas Co	15,900	809
New Jersey Resources Corp	20,937	1,014
Northwest Natural Holding Co	19,803	846
NRG Energy Inc	59,700	2,017
Otter Tail Corp	11,200	831
Portland General Electric Co	18,060	880
UGI Corp	22,900	641
Unitil Corp	15,200	801

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vistra Corp	42,600	$1,021

		14,337
Total Common Stock
(Cost $675,718) ($ Thousands)		742,659

AFFILIATED PARTNERSHIP — 2.4%
SEI Liquidity Fund, LP
5.010% **†(B)	18,037,193	18,033

Total Affiliated Partnership
(Cost $18,039) ($ Thousands)		18,033

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	27,881,147	27,881

Total Cash Equivalent
(Cost $27,881) ($ Thousands)		27,881

Total Investments in Securities — 102.3%
(Cost $721,638) ($ Thousands)		$788,573

SEI Institutional Investments Trust

A list of the open futures contracts held by the Fund at May 31, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Russell 2000 Index E-MINI	2	Jun-2023	$175	$175	$–	^

Percentages are based on Net Assets of $771,014 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $18,033 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	742,659	–	–	742,659
Affiliated Partnership	–	18,033	–	18,033
Cash Equivalent	27,881	–	–	27,881
Total Investments in Securities	770,540	18,033	–	788,573

Other Financial Instruments	Level 1 ($)		Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	–	^	–	–	–	^
Total Other Financial Instruments	–	^	–	–	–	^

^	Amounts less than $500.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain(Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$8,942	$130,368	$(121,278)	$(1)	$2	$18,033	$89	$—
SEI Daily Income Trust, Government Fund, Institutional Class	27,482	294,418	(294,019)	—	—	27,881	873	—
Totals	$36,424	$424,786	$(415,297)	$(1)	$2	$45,914	$962	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

U.S. Equity Factor Allocation Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 99.0%

Communication Services — 9.6%
Alphabet Inc, Cl A *	183,871	$22,592
Alphabet Inc, Cl C *	77,313	9,538
AT&T Inc	469,432	7,384
Cars.com Inc *	47,038	830
Comcast Corp, Cl A	227,820	8,965
EchoStar Corp, Cl A *	25,188	397
Electronic Arts Inc	3,821	489
Fox Corp	41,371	1,228
Interpublic Group of Cos Inc/The	58,828	2,188
John Wiley & Sons Inc, Cl A	1,114	40
Meta Platforms Inc, Cl A *	76,808	20,333
Netflix Inc *	1,168	462
News Corp, Cl A	40,553	743
Nexstar Media Group Inc, Cl A	1,846	279
Omnicom Group Inc	94,555	8,339
Playtika Holding Corp *	68,616	688
Sirius XM Holdings Inc	122,808	437
Spotify Technology SA *	4,838	720
Trade Desk Inc/The, Cl A *	1,801	126
Verizon Communications Inc	199,567	7,111
World Wrestling Entertainment Inc, Cl A	18,467	1,871
Yelp Inc, Cl A *	23,286	780
Ziff Davis Inc *	32,639	1,927

		97,467
Consumer Discretionary — 10.6%
Academy Sports & Outdoors Inc	9,255	453
Airbnb Inc, Cl A *	2,471	271
Amazon.com Inc *	72,586	8,752
AutoZone Inc *	2,242	5,351
Bath & Body Works Inc	86,760	3,057
Booking Holdings Inc *	1,181	2,963
Boyd Gaming Corp	16,051	1,023
Chipotle Mexican Grill Inc, Cl A *	1,000	2,077
Choice Hotels International Inc	3,077	349
Crocs Inc *	12,265	1,377

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Dillard's Inc, Cl A	479	$132
Domino's Pizza Inc	5,804	1,682
DraftKings Inc, Cl A *	15,000	350
eBay Inc	120,160	5,112
Ethan Allen Interiors Inc	15,058	377
Ford Motor Co	54,024	648
General Motors Co	156,213	5,063
Genuine Parts Co	24,520	3,652
Goodyear Tire & Rubber Co/The *	129,685	1,781
Graham Holdings Co, Cl B	2,765	1,562
Grand Canyon Education Inc *	954	100
H&R Block Inc	88,744	2,649
Harley-Davidson Inc	21,958	683
Home Depot Inc/The	4,149	1,176
International Game Technology PLC	54,878	1,346
Lennar Corp, Cl A	36,714	3,933
Lennar Corp, Cl B	10,285	972
Lululemon Athletica Inc *	5,843	1,940
M/I Homes Inc *	14,720	1,040
Macy's Inc	75,757	1,030
Marriott International Inc/MD, Cl A	4,022	675
McDonald's Corp	8,928	2,545
Meritage Homes Corp	15,367	1,772
Murphy USA Inc	699	193
NIKE Inc, Cl B	11,608	1,222
NVR Inc *	100	555
O'Reilly Automotive Inc *	4,387	3,963
Oxford Industries Inc	4,232	423
PulteGroup Inc	46,339	3,062
PVH Corp	17,298	1,488
Sally Beauty Holdings Inc *	27,975	315
Skechers USA Inc, Cl A *	41,800	2,147
Starbucks Corp	14,459	1,412
Tapestry Inc	114,309	4,575
Taylor Morrison Home Corp, Cl A *	83,830	3,557
Tesla Inc *	8,631	1,760
Toll Brothers Inc	78,979	5,347
Tractor Supply Co	3,344	701
Tri Pointe Homes Inc *	126,790	3,704
Ulta Beauty Inc *	6,971	2,857
Urban Outfitters Inc *	35,667	1,099
Vista Outdoor Inc *	38,810	1,034
Whirlpool Corp	2,527	327
Williams-Sonoma Inc	3,834	435
Yum! Brands Inc	20,370	2,621

		108,690
Consumer Staples — 8.2%
Altria Group Inc	149,357	6,634
Archer-Daniels-Midland Co	9,583	677
BellRing Brands Inc *	45,800	1,677
Brown-Forman Corp, Cl A	1,480	93
Brown-Forman Corp, Cl B	5,830	360

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Bunge Ltd	18,741	$1,736
Cal-Maine Foods Inc	20,935	995
Campbell Soup Co	6,462	327
Casey's General Stores Inc	1,259	284
Church & Dwight Co Inc	6,555	606
Coca-Cola Co/The	53,944	3,218
Colgate-Palmolive Co	78,835	5,864
Conagra Brands Inc	16,154	563
Costco Wholesale Corp	1,459	746
Edgewell Personal Care Co	13,600	530
elf Beauty Inc *	20,455	2,128
Estee Lauder Cos Inc/The, Cl A	2,809	517
Flowers Foods Inc	5,670	142
General Mills Inc	54,794	4,612
Hershey Co/The	14,454	3,754
Hostess Brands Inc, Cl A *	16,651	414
Ingles Markets Inc, Cl A	3,149	253
Ingredion Inc	2,153	225
Inter Parfums Inc	7,428	933
J M Smucker Co/The	3,499	513
Keurig Dr Pepper Inc	7,207	224
Kraft Heinz Co/The	98,015	3,746
Kroger Co/The	47,358	2,147
Lamb Weston Holdings Inc	39,548	4,398
Molson Coors Beverage Co, Cl B	2,874	178
Mondelez International Inc, Cl A	55,486	4,073
Monster Beverage Corp *	4,918	288
PepsiCo Inc	70,948	12,937
Philip Morris International Inc	32,007	2,881
Primo Water Corp	12,038	155
Procter & Gamble Co/The	31,042	4,424
Tyson Foods Inc, Cl A	8,361	423
Walgreens Boots Alliance Inc	183,379	5,569
Walmart Inc	29,343	4,310

		83,554
Energy — 2.3%
California Resources Corp	13,040	489
Chevron Corp	8,994	1,355
Chord Energy Corp	5,981	855
CNX Resources Corp *	102,304	1,581
EQT Corp	24,955	868
Exxon Mobil Corp	43,791	4,475
Gulfport Energy Corp *	2,523	245
Halliburton Co	72,263	2,070
Marathon Petroleum Corp	4,156	436
PBF Energy Inc, Cl A	56,314	2,073
Schlumberger	73,805	3,161
Scorpio Tankers Inc	13,545	620
SFL Corp Ltd	31,893	274
Tidewater Inc *	19,615	879
Valaris Ltd *	18,661	1,077
Valero Energy Corp	27,770	2,972

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Weatherford International PLC *	9,185	$518

		23,948
Financials — 9.8%
Affiliated Managers Group Inc	24,102	3,352
Aflac Inc	58,018	3,725
AGNC Investment Corp ‡	317,808	2,921
Allstate Corp/The	18,064	1,959
Ally Financial Inc	165,642	4,418
American Financial Group Inc/OH	2,071	232
American International Group Inc	23,053	1,218
Ameriprise Financial Inc	705	210
Bank of NT Butterfield & Son Ltd/The	27,788	697
Bank OZK	18,760	649
Berkshire Hathaway Inc, Cl B *	1,322	424
BGC Partners Inc, Cl A	133,065	542
Blackstone Inc	1,891	162
Brighthouse Financial Inc *	60,816	2,448
Capital One Financial Corp	68,266	7,114
Citigroup Inc	117,079	5,189
Credit Acceptance Corp *	585	261
Discover Financial Services	5,163	530
Donnelley Financial Solutions Inc *	20,531	911
Everest Re Group Ltd	5,010	1,703
F&G Annuities & Life Inc	501	10
FactSet Research Systems Inc	4,319	1,662
Federal Agricultural Mortgage Corp, Cl C	3,835	513
Fiserv Inc *	24,666	2,767
Flywire Corp *	11,600	348
Genworth Financial Inc, Cl A *	353,638	1,892
Hanover Insurance Group Inc/The	4,978	555
Houlihan Lokey Inc, Cl A	1,261	110
Jackson Financial Inc, Cl A	53,985	1,495
Janus Henderson Group PLC	21,979	578
Jefferies Financial Group Inc	14,722	443
Kinsale Capital Group Inc	6,008	1,820
Mastercard Inc, Cl A	7,319	2,672
MetLife Inc	54,060	2,679
MFA Financial Inc ‡	74,438	788
MSCI Inc, Cl A	8,526	4,012
Navient Corp	60,699	920
Nelnet Inc, Cl A	425	39
Popular Inc	78,115	4,467
Principal Financial Group Inc	27,322	1,788
Remitly Global Inc *	19,540	358
Shift4 Payments Inc, Cl A *	7,142	448
SiriusPoint Ltd *	53,558	499
SLM Corp	143,404	2,188
Synchrony Financial	171,466	5,309
Travelers Cos Inc/The	24,584	4,161
Unum Group *	42,006	1,825
Virtu Financial Inc, Cl A	15,999	281
Visa Inc, Cl A	24,973	5,520

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Voya Financial Inc	10,341	$701
W R Berkley Corp	5,956	332
Wells Fargo & Co	168,691	6,716
Western Union Co/The	283,727	3,232

		99,793
Health Care — 14.4%
Abbott Laboratories	10,664	1,088
AbbVie Inc	52,820	7,287
Agilent Technologies Inc	1,306	151
AmerisourceBergen Corp	47,353	8,057
Amgen	6,823	1,505
Axonics Inc *	1,690	82
Boston Scientific Corp *	13,356	687
Bristol-Myers Squibb Co	81,932	5,280
Bruker Corp	1,156	80
Cardinal Health Inc	115,676	9,520
Centene Corp *	48,161	3,006
Cigna Group	29,806	7,374
CONMED Corp	6,100	740
CVS Health Corp	88,772	6,039
Danaher Corp	3,493	802
Edwards Lifesciences Corp *	20,268	1,707
Eli Lilly & Co	10,904	4,683
Embecta Corp	27,352	757
Evolent Health Inc, Cl A *	18,050	526
Gilead Sciences Inc	107,959	8,306
Haemonetics Corp *	7,519	636
Henry Schein Inc *	4,242	313
Hologic Inc *	29,595	2,335
Humana Inc	8,603	4,318
Intuitive Surgical Inc *	8,325	2,563
IQVIA Holdings Inc *	1,801	355
IVERIC bio Inc *	6,364	240
Johnson & Johnson	59,569	9,237
Laboratory Corp of America Holdings	8,034	1,707
Lantheus Holdings Inc *	15,582	1,349
Madrigal Pharmaceuticals Inc *	1,494	416
Masimo Corp *	6,291	1,018
McKesson Corp	23,584	9,218
Medpace Holdings Inc *	10,506	2,174
Merck & Co Inc	71,264	7,868
Merit Medical Systems Inc *	5,583	460
Mettler-Toledo International Inc *	1,963	2,595
Organon & Co	81,773	1,586
Owens & Minor Inc *	16,921	344
Pediatrix Medical Group Inc *	18,629	248
Penumbra Inc *	3,200	983
Pfizer Inc	74,635	2,838
Premier Inc, Cl A	4,049	101
Prestige Consumer Healthcare Inc *	2,596	149
Quest Diagnostics Inc	31,165	4,134
Regeneron Pharmaceuticals Inc *	1,153	848

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
ResMed Inc	360	$76
Revance Therapeutics Inc *	15,444	472
Royalty Pharma PLC, Cl A	12,464	408
Stryker Corp	5,512	1,519
Supernus Pharmaceuticals Inc *	2,456	81
Thermo Fisher Scientific Inc	6,140	3,122
UnitedHealth Group Inc	11,827	5,763
Veeva Systems Inc, Cl A *	3,542	587
Vertex Pharmaceuticals Inc *	6,721	2,175
Viatris Inc	473,836	4,336
Waters Corp *	7,278	1,828
Zoetis Inc, Cl A	2,521	411

		146,488
Industrials — 10.0%
3M Co	63,089	5,887
ACCO Brands Corp	65,279	316
Allied Motion Technologies Inc	5,682	193
American Airlines Group Inc *	298,838	4,417
Automatic Data Processing Inc	5,678	1,187
Axon Enterprise Inc *	3,415	659
Boise Cascade Co	22,510	1,617
Booz Allen Hamilton Holding Corp, Cl A	10,969	1,103
Builders FirstSource Inc *	29,180	3,383
Carlisle Cos Inc	1,498	318
Ceridian HCM Holding Inc *	41,721	2,580
CH Robinson Worldwide Inc	23,467	2,219
Cintas Corp	10,819	5,108
Clean Harbors Inc *	21,845	3,067
Comfort Systems USA Inc	14,138	2,092
Conduent Inc *	85,693	260
Copart Inc *	48,681	4,264
Costamare Inc	34,658	268
CSG Systems International Inc	951	46
Deluxe Corp	30,932	471
Donaldson Co Inc	3,777	221
Dover Corp	3,899	520
EMCOR Group Inc	6,050	997
Encore Wire Corp	13,816	2,261
ExlService Holdings Inc *	5,201	785
Expeditors International of Washington Inc	20,222	2,231
Fastenal Co	41,393	2,229
FTI Consulting Inc *	443	83
General Electric Co	34,214	3,474
Genpact Ltd	5,296	195
Graco Inc	25,438	1,946
Honeywell International Inc	3,025	580
Hubbell Inc, Cl B	673	190
IDEX Corp	2,197	438
Illinois Tool Works Inc	11,655	2,549
Landstar System Inc	7,976	1,399
Lockheed Martin Corp	2,019	896
ManpowerGroup Inc	28,914	2,029

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Masco Corp	22,859	$1,104
MSC Industrial Direct Co Inc, Cl A	1,589	143
Mueller Industries Inc	58,007	4,308
Otis Worldwide Corp	25,608	2,036
PACCAR Inc	9,392	646
Parker-Hannifin Corp	10,764	3,449
Paychex Inc	44,188	4,637
Paylocity Holding Corp *	855	148
Republic Services Inc, Cl A	959	136
Robert Half International Inc	22,303	1,450
Rollins Inc	46,414	1,825
Ryder System Inc	35,822	2,824
Science Applications International Corp	9,198	895
Snap-on Inc	9,381	2,335
SPX Technologies Inc *	10,025	765
Textainer Group Holdings Ltd	9,897	351
Toro Co/The	3,152	308
Trane Technologies PLC	15,846	2,586
United Parcel Service Inc, Cl B	3,087	515
Verisk Analytics Inc, Cl A	7,560	1,656
Waste Management Inc	4,402	713
WESCO International Inc	6,162	846
WillScot Mobile Mini Holdings Corp, Cl A *	5,052	218
WW Grainger Inc	8,132	5,278
Xylem Inc/NY	4,394	440

		102,090
Information Technology — 28.9%
Accenture PLC, Cl A	4,775	1,461
Adobe Inc *	5,991	2,503
Advanced Micro Devices Inc *	7,281	861
Alpha & Omega Semiconductor Ltd *	14,515	402
Amdocs Ltd	66,338	6,247
Amkor Technology Inc	112,318	2,783
Amphenol Corp, Cl A	9,309	702
Apple Inc	287,887	51,028
Arista Networks Inc *	18,841	3,134
Arrow Electronics Inc *	34,264	4,339
Asana Inc, Cl A *	31,353	749
Autodesk Inc *	4,848	967
Avnet Inc	52,471	2,300
Axcelis Technologies Inc *	13,525	2,131
Badger Meter Inc	4,088	564
Belden Inc	18,288	1,600
Box Inc, Cl A *	49,489	1,394
Broadcom Inc	14,704	11,880
Cadence Design Systems Inc *	29,564	6,827
Cisco Systems Inc	63,408	3,149
Cognizant Technology Solutions Corp, Cl A	50,881	3,180
CommScope Holding Co Inc *	113,986	474
Consensus Cloud Solutions Inc *	11,449	417
Crowdstrike Holdings Inc, Cl A *	3,287	526
Datadog Inc, Cl A *	10,806	1,026

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Dolby Laboratories Inc, Cl A	13,548	$1,118
DoubleVerify Holdings Inc *	1,544	54
Dropbox Inc, Cl A *	254,134	5,850
DXC Technology Co *	132,692	3,321
Dynatrace Inc *	3,482	178
Extreme Networks Inc *	143,670	2,960
F5 Inc *	2,051	303
Fair Isaac Corp *	6,097	4,802
Fortinet Inc *	49,622	3,391
Gartner Inc *	12,720	4,361
Gen Digital Inc	277,211	4,862
HP Inc	198,652	5,773
HubSpot Inc *	6,304	3,265
Intapp Inc *	6,132	259
Intel Corp	136,534	4,293
InterDigital Inc	16,701	1,387
International Business Machines Corp	61,474	7,905
Intuit Inc	2,346	983
Jabil Inc	88,182	7,894
Juniper Networks Inc	24,903	756
Keysight Technologies Inc *	12,863	2,081
KLA Corp	1,654	733
Kulicke & Soffa Industries Inc	19,808	1,047
Manhattan Associates Inc *	30,871	5,601
Microsoft Corp	148,123	48,642
Motorola Solutions Inc	3,357	946
NCR Corp *	89,962	2,132
NetApp Inc	22,645	1,503
New Relic Inc *	5,954	419
NVIDIA Corp	29,837	11,289
ON Semiconductor Corp *	55,155	4,611
Oracle Corp	112,332	11,900
Palo Alto Networks Inc *	20,059	4,280
Progress Software Corp	23,656	1,419
Pure Storage Inc, Cl A *	34,300	988
QUALCOMM Inc	14,091	1,598
Qualys Inc *	4,648	587
Rambus Inc *	46,578	2,979
RingCentral Inc, Cl A *	30,483	1,058
Salesforce Inc *	3,460	773
Sanmina Corp *	43,429	2,303
Skyworks Solutions Inc	10,603	1,098
Super Micro Computer Inc *	2,300	515
Synopsys Inc *	765	348
TD SYNNEX Corp	5,744	513
Teradata Corp *	66,596	3,121
Teradyne Inc	8,182	820
Texas Instruments Inc	16,636	2,893
VeriSign Inc *	11,630	2,597
Vishay Intertechnology Inc	70,479	1,817

		294,970

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

U.S. Equity Factor Allocation Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Materials — 1.8%
Alcoa Corp	28,952	$918
Avery Dennison Corp	2,427	391
Berry Global Group Inc	25,304	1,448
Chemours Co/The	27,822	737
Corteva Inc	47,179	2,524
Graphic Packaging Holding Co	79,168	1,892
International Paper Co	141,219	4,157
Livent Corp *	7,219	166
NewMarket Corp	152	59
O-I Glass Inc *	66,196	1,372
Orion Engineered Carbons SA	25,726	597
Reliance Steel & Aluminum Co	2,006	471
Sealed Air Corp	4,181	158
Silgan Holdings Inc	38,810	1,746
Sonoco Products Co	2,692	161
United States Steel Corp	66,365	1,388
Warrior Met Coal Inc	17,620	578

		18,763
Real Estate — 0.9%
Anywhere Real Estate Inc *	74,593	453
CBRE Group Inc, Cl A *	26,627	1,995
EastGroup Properties Inc ‡	2,326	383
Extra Space Storage Inc ‡	12,225	1,764
Jones Lang LaSalle Inc *	7,442	1,044
Marcus & Millichap Inc	6,574	193
Prologis Inc ‡	14,048	1,749
Public Storage ‡	6,755	1,914

		9,495
Utilities — 2.5%
AES Corp/The	84,349	1,665
American Water Works Co Inc	3,287	475
Atmos Energy Corp	10,416	1,201
CenterPoint Energy Inc	18,956	535
Entergy Corp	17,959	1,763
Exelon Corp	9,664	383
National Fuel Gas Co	2,831	144
NextEra Energy Inc	16,290	1,197
NRG Energy Inc	7,459	252
PG&E Corp *	425,152	7,202
PPL Corp	212,779	5,575
Sempra Energy	18,333	2,631
Southern Co/The	35,011	2,442
UGI Corp	6,230	174

		25,639
Total Common Stock
(Cost $879,093) ($ Thousands)		1,010,897

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	8,261,867	$8,262

Total Cash Equivalent
(Cost $8,262) ($ Thousands)		8,262

Total Investments in Securities — 99.8%
(Cost $887,355) ($ Thousands)		$1,019,159

SEI Institutional Investments Trust

A list of the open future contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	32	Jun-2023	$6,664	$6,705	$41

Percentages are based on a Net Assets of $1,020,867 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,010,897	–	–	1,010,897
Cash Equivalent	8,262	–	–	8,262
Total Investments in Securities	1,019,159	–	–	1,019,159

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	41	–	–	41
Total Other Financial Instruments	41	–	–	41

*	Future contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$42,882	$171,099	$(205,719)	$—	$—	$8,262	$334	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

U.S. Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.6%

Communication Services — 6.4%
AT&T Inc	560,300	$8,813
ATN International Inc	2,629	99
Comcast Corp, Cl A	193,300	7,606
Fox Corp	81,900	2,555
Madison Square Garden Sports Corp, Cl A *	8,136	1,437
Netflix Inc *	10,385	4,104
Nippon Telegraph & Telephone Corp ADR	106,300	3,022
Omnicom Group Inc	34,200	3,016
Ooma Inc *	5,025	67
Playstudios Inc *	25,925	117
Scholastic Corp	1,875	80
Shutterstock Inc	4,554	227
Sirius XM Holdings Inc (A)	346,059	1,232
SK Telecom Co Ltd ADR (A)	86,124	1,800
Spotify Technology SA *	10,791	1,607
TEGNA Inc	148,000	2,293
T-Mobile US Inc *	765	105
Verizon Communications Inc	337,800	12,036

		50,216
Consumer Discretionary — 6.4%
AutoZone Inc *	4,502	10,745
Canadian Tire Corp Ltd, Cl A	23,900	2,867
Domino's Pizza Inc	4,394	1,274
eBay Inc	72,064	3,066
Frontdoor Inc *	1,176	36
Gentex Corp	30,550	802
Graham Holdings Co, Cl B	369	208
Grand Canyon Education Inc *	31,342	3,283
H&R Block Inc	123,465	3,685
Honda Motor Co Ltd ADR	112,200	3,188
Lowe's Cos Inc	12,100	2,434
Murphy USA Inc	9,400	2,598
O'Reilly Automotive Inc *	6,039	5,455
Papa John's International Inc	225	16

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Perdoceo Education Corp *	35,401	$417
Service Corp International/US	31,000	1,972
Toyota Motor Corp ADR (A)	12,200	1,661
Whirlpool Corp	19,700	2,547
Winmark Corp	511	167
Yum! Brands Inc	25,360	3,264

		49,685
Consumer Staples — 17.7%
Altria Group Inc	137,149	6,092
Archer-Daniels-Midland Co	68,215	4,819
BJ's Wholesale Club Holdings Inc *	28,017	1,755
Boston Beer Co Inc/The, Cl A *	2,862	966
Brown-Forman Corp, Cl B	41,471	2,562
Calavo Growers Inc	10,471	339
Cal-Maine Foods Inc	10,722	510
Campbell Soup Co	110,011	5,561
Church & Dwight Co Inc	32,102	2,968
Clorox Co/The	23,430	3,706
Colgate-Palmolive Co	50,802	3,779
Conagra Brands Inc	273,618	9,541
Dollar General Corp	13,223	2,659
Flowers Foods Inc	155,291	3,879
Fresh Del Monte Produce Inc	6,422	169
General Mills Inc	105,053	8,841
Hain Celestial Group Inc/The *	10,524	129
Herbalife Ltd *	31,763	376
Hershey Co/The	126	33
Hormel Foods Corp	50,362	1,926
Hostess Brands Inc, Cl A *	20,381	507
Ingles Markets Inc, Cl A	6,332	508
Ingredion Inc	54,963	5,749
J & J Snack Foods Corp	4,660	717
J M Smucker Co/The	67,548	9,902
John B Sanfilippo & Son Inc	5,634	655
Kellogg Co	146,619	9,790
Keurig Dr Pepper Inc	2,793	87
Kimberly-Clark Corp	12,048	1,618
Kraft Heinz Co/The	198,800	7,598
Kroger Co/The	246,200	11,160
Lancaster Colony Corp	3,100	609
Molson Coors Beverage Co, Cl B	132,800	8,214
Mondelez International Inc, Cl A	7,247	532
Monster Beverage Corp *	14,042	823
National Beverage Corp *	3,552	176
Nature's Sunshine Products Inc *	2,140	24
PepsiCo Inc	1,021	186
Philip Morris International Inc	18,836	1,695
Pilgrim's Pride Corp *	95,034	2,110
Post Holdings Inc *	21,627	1,838
PriceSmart Inc	2,079	151
Procter & Gamble Co/The	12,591	1,794
Reynolds Consumer Products Inc	60,798	1,668

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Seaboard Corp	90	$342
Seneca Foods Corp, Cl A *	3,444	159
Simply Good Foods Co/The *	3,134	113
SpartanNash Co	5,153	118
Tootsie Roll Industries Inc	9,924	388
TreeHouse Foods Inc *	8,406	398
Tyson Foods Inc, Cl A	35,051	1,775
USANA Health Sciences Inc *	6,330	384
Vector Group Ltd	30,654	359
Village Super Market Inc, Cl A	11,848	246
Vita Coco Co Inc/The *	11,849	316
Vital Farms Inc *	23,498	341
Walmart Inc	28,180	4,139
WD-40 Co	259	49
Weis Markets Inc	7,369	439

		138,287
Energy — 3.2%
Chesapeake Energy Corp	66,106	4,975
Chevron Corp	51,400	7,742
DT Midstream Inc	54,800	2,491
Exxon Mobil Corp	88,200	9,012
Southwestern Energy Co *	38,647	184
Teekay Corp *	19,048	107
Teekay Tankers Ltd, Cl A	5,254	190

		24,701
Financials — 11.2%
AFC Gamma Inc ‡	3,364	38
Aflac Inc	148,200	9,516
Allstate Corp/The	21,200	2,299
American Financial Group Inc/OH	32,000	3,593
AMERISAFE Inc	390	20
Aon PLC, Cl A	918	283
AssetMark Financial Holdings Inc *	10,527	295
Bank First Corp (A)	1,833	139
Bank of New York Mellon Corp/The	155,100	6,235
Bankwell Financial Group Inc	870	20
Berkshire Hathaway Inc, Cl B *	16,500	5,298
BGC Partners Inc, Cl A	4,335	18
Blue Foundry Bancorp *	3,752	35
BOK Financial Corp	10,312	838
Byline Bancorp Inc	5,719	101
Canadian Imperial Bank of Commerce	65,300	2,689
Cboe Global Markets Inc	22,496	2,979
Chubb Ltd	2,251	418
Columbia Financial Inc *	11,714	189
Community Bank System Inc	2,570	127
Community Trust Bancorp Inc	524	18
Donegal Group Inc, Cl A	8,425	121
Employers Holdings Inc	4,847	175
Erie Indemnity Co, Cl A	15,994	3,424
Everest Re Group Ltd	18,711	6,362

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FleetCor Technologies Inc *	7,372	$1,670
Greenlight Capital Re Ltd, Cl A *	27,672	266
Hanover Insurance Group Inc/The	23,230	2,589
Hartford Financial Services Group Inc/The	110,700	7,585
Horace Mann Educators Corp	4,881	147
Independent Bank Corp/MI	899	15
James River Group Holdings Ltd	9,922	190
Loblaw Cos Ltd	52,500	4,584
MarketAxess Holdings Inc	1,412	385
Marsh & McLennan Cos Inc	14,685	2,543
Mercantile Bank Corp	3,146	82
MetLife Inc	56,300	2,790
Morningstar Inc	228	47
Northeast Bank	2,170	78
OceanFirst Financial Corp	73,400	1,042
Orrstown Financial Services Inc	776	14
Progressive Corp/The	6,588	843
Reinsurance Group of America Inc, Cl A	1,365	191
RLI Corp	3,350	415
Safety Insurance Group Inc	5,092	371
SiriusPoint Ltd *	2,154	20
Towne Bank/Portsmouth VA	22,100	514
Travelers Cos Inc/The	17,300	2,928
Unity Bancorp Inc	1,013	23
Virtu Financial Inc, Cl A	26,651	469
W R Berkley Corp	63,971	3,562
Washington Federal Inc	73,200	1,904
Westamerica BanCorp	4,896	185
Western Union Co/The	526,057	5,992
Willis Towers Watson PLC	3,950	864

		87,538
Health Care — 19.6%
Abbott Laboratories	7,179	732
AbbVie Inc	22,700	3,132
ADMA Biologics Inc *	23,289	95
Agilent Technologies Inc	12,013	1,390
Alkermes PLC *	3,550	103
Amgen	47,900	10,569
Amicus Therapeutics Inc *	9,323	105
Amneal Pharmaceuticals Inc *	60,843	142
Amylyx Pharmaceuticals Inc *	2,567	63
Anika Therapeutics Inc *	12,242	332
Arcturus Therapeutics Holdings Inc *	5,524	151
Aurinia Pharmaceuticals Inc *	1,568	14
Avanos Medical Inc *	9,478	232
Avid Bioservices Inc *	9,909	153
Becton Dickinson	13,613	3,291
Bio-Techne Corp	8,980	734
Bristol-Myers Squibb Co	215,900	13,913
Bruker Corp	2,148	148
Cardinal Health Inc	34,000	2,798
Catalyst Pharmaceuticals Inc *	18,364	212

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cigna Group	4,761	$1,178
Computer Programs and Systems Inc *	5,458	130
CVS Health Corp	138,345	9,412
DaVita Inc *	9,783	916
Deciphera Pharmaceuticals Inc *	21,795	294
Eagle Pharmaceuticals Inc/DE *	8,617	179
Elevance Health Inc	7,129	3,192
Exelixis Inc *	162,331	3,130
Gilead Sciences Inc	224,939	17,307
Haemonetics Corp *	2,951	250
Halozyme Therapeutics Inc *	8,574	278
Harmony Biosciences Holdings Inc *	4,288	148
HealthStream Inc	2,917	67
Hologic Inc *	30,830	2,432
Humana Inc	8,416	4,224
Incyte Corp *	41,705	2,567
Innoviva Inc *	31,539	425
iRadimed Corp *	2,569	121
Ironwood Pharmaceuticals Inc, Cl A *	12,580	137
Jazz Pharmaceuticals PLC *	28,973	3,713
Johnson & Johnson	31,800	4,931
Kiniksa Pharmaceuticals Ltd, Cl A *	30,348	421
Laboratory Corp of America Holdings	14,500	3,082
LeMaitre Vascular Inc	1,228	77
Ligand Pharmaceuticals Inc *	979	69
Masimo Corp *	4,489	726
McKesson Corp	17,300	6,762
Medpace Holdings Inc *	1,511	313
Merck & Co Inc	108,800	12,013
Merit Medical Systems Inc *	1,339	110
Mesa Laboratories Inc	649	84
Mettler-Toledo International Inc *	707	935
Mirum Pharmaceuticals Inc *	7,887	207
National HealthCare Corp	3,237	196
Neurocrine Biosciences Inc *	41,768	3,739
Organogenesis Holdings Inc, Cl A *	37,002	134
Organon & Co	119,998	2,327
Patterson Cos Inc	7,601	199
Pediatrix Medical Group Inc *	1,242	17
PetIQ Inc, Cl A *	8,608	110
Pfizer Inc	226,920	8,627
Phibro Animal Health Corp, Cl A	14,404	192
Point Biopharma Global Inc, Cl A *	9,804	91
Premier Inc, Cl A	18,194	455
Prestige Consumer Healthcare Inc *	2,407	138
QIAGEN NV *	58,698	2,651
Quest Diagnostics Inc	30,555	4,053
Regeneron Pharmaceuticals Inc *	2,214	1,629
Revance Therapeutics Inc *	2,725	83
Revvity Inc	2,678	309
Sage Therapeutics Inc *	3,369	167
SIGA Technologies Inc *	5,170	29

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Supernus Pharmaceuticals Inc *	8,225	$273
TransMedics Group Inc *	2,935	213
UFP Technologies Inc *	1,968	304
United Therapeutics Corp *	6,901	1,447
Waters Corp *	8,961	2,251
West Pharmaceutical Services Inc	8,838	2,957
Zimmer Biomet Holdings Inc	19,795	2,521
Zynex Inc *(A)	10,794	101

		153,352
Industrials — 9.3%
3M Co	14,088	1,315
Allison Transmission Holdings Inc	169,398	8,013
Alta Equipment Group Inc	2,206	30
Barrett Business Services Inc	3,681	309
Booz Allen Hamilton Holding Corp, Cl A	20,553	2,067
BWX Technologies Inc	12,141	732
Casella Waste Systems Inc, Cl A *	4,112	371
CH Robinson Worldwide Inc	10,445	987
Cintas Corp	1,045	493
CSG Systems International Inc	104,702	5,024
Cummins Inc	31,900	6,521
Donaldson Co Inc	22,614	1,324
Dun & Bradstreet Holdings Inc	25,974	260
Enerpac Tool Group Corp, Cl A	23,112	588
Ennis Inc	19,489	378
Exponent Inc	409	37
FTI Consulting Inc *	1,235	232
General Dynamics Corp	7,389	1,509
Genpact Ltd	30,381	1,117
Golden Ocean Group Ltd (A)	42,298	299
Huntington Ingalls Industries Inc	17,452	3,514
IBEX Holdings Ltd *	7,961	163
L3Harris Technologies Inc	1,140	201
Landstar System Inc	3,428	601
Leidos Holdings Inc	2,739	214
Lennox International Inc	3,003	827
Lockheed Martin Corp	17,942	7,966
ManpowerGroup Inc	10,799	758
Marten Transport Ltd	1,592	34
MSC Industrial Direct Co Inc, Cl A	2,434	219
National Presto Industries Inc	5,655	422
Northrop Grumman Corp	8,726	3,800
Otis Worldwide Corp	28,177	2,240
Preformed Line Products Co	509	78
Resources Connection Inc	1,308	20
Rollins Inc	73,867	2,904
Schneider National Inc, Cl B	158,694	4,113
Science Applications International Corp	36,800	3,582
Snap-on Inc	23,500	5,848
SS&C Technologies Holdings Inc	7,008	385

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Werner Enterprises Inc	72,200	$3,171

		72,666
Information Technology — 13.3%
A10 Networks Inc	21,076	314
ACI Worldwide Inc *	9,734	222
Adeia Inc	8,492	83
Adobe Inc *	721	301
Amdocs Ltd	165,160	15,553
American Software Inc/GA, Cl A	9,251	118
Appfolio Inc, Cl A *	653	94
Arrow Electronics Inc *	38,100	4,825
Avnet Inc	95,600	4,191
Benchmark Electronics Inc	13,134	310
Brightcove Inc *	40,572	170
Canon Inc ADR	118,860	2,933
Cirrus Logic Inc *	374	29
Cisco Systems Inc	240,100	11,926
Dell Technologies Inc, Cl C	38,100	1,707
Diodes Inc *	541	49
Dolby Laboratories Inc, Cl A	19,974	1,648
DoubleVerify Holdings Inc *	9,859	344
Dropbox Inc, Cl A *	59,961	1,380
eGain Corp *	5,975	43
EPAM Systems Inc *	6,667	1,711
Fair Isaac Corp *	1,805	1,422
Fortinet Inc *	4,223	289
Gen Digital Inc	120,782	2,119
GoDaddy Inc, Cl A *	1,826	134
Hackett Group Inc/The	7,345	142
Hewlett Packard Enterprise Co	321,700	4,639
Intel Corp	308,100	9,687
InterDigital Inc	3,207	266
International Business Machines Corp	88,000	11,316
Juniper Networks Inc	8,869	269
Kimball Electronics Inc *	7,152	177
LiveRamp Holdings Inc *	12,578	306
Manhattan Associates Inc *	10,790	1,958
Mitek Systems Inc *	11,110	116
Oracle Corp	101,100	10,711
OSI Systems Inc *	26,213	3,120
Photronics Inc *	1,200	25
Progress Software Corp	8,249	495
PTC Inc *	16,464	2,213
Qualys Inc *	1,527	193
Sanmina Corp *	1,513	80
Sapiens International Corp NV	20,022	497
ScanSource Inc *	2,370	68
Skyworks Solutions Inc	13,583	1,406
SoundThinking Inc *	3,614	92
Synopsys Inc *	2,636	1,199
Teradata Corp *	24,889	1,166
VeriSign Inc *	3,277	732

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vishay Intertechnology Inc	7,134	$184
Vishay Precision Group Inc *	10,101	353
Yext Inc *	38,345	352

		103,677
Materials — 4.8%
Balchem Corp	2,163	267
Berry Global Group Inc	85,568	4,895
Coeur Mining Inc *	4,895	15
FutureFuel Corp	15,767	134
Graphic Packaging Holding Co	101,500	2,426
Innospec Inc	734	68
International Paper Co	67,900	1,999
Myers Industries Inc	9,733	182
NewMarket Corp	25,412	9,906
Reliance Steel & Aluminum Co	15,000	3,520
Sealed Air Corp	40,100	1,518
Silgan Holdings Inc	132,680	5,969
Sonoco Products Co	64,500	3,861
Southern Copper Corp	12,165	812
SSR Mining Inc (A)	118,393	1,749

		37,321
Real Estate — 1.2%
Agree Realty Corp ‡	2,376	153
American Tower Corp, Cl A ‡	12,002	2,214
Apartment Income REIT Corp ‡	46,319	1,607
Crown Castle Inc ‡	1,138	129
Easterly Government Properties Inc, Cl A ‡	29,833	414
Equity Commonwealth *‡	11,661	238
NETSTREIT Corp ‡	6,065	106
Omega Healthcare Investors Inc ‡	6,279	187
Postal Realty Trust Inc, Cl A ‡	33,180	487
Public Storage ‡	4,787	1,356
RMR Group Inc/The, Cl A	4,604	99
SBA Communications Corp, Cl A ‡	8,331	1,848
Universal Health Realty Income Trust ‡	2,701	118
Weyerhaeuser Co ‡	21,430	614

		9,570
Utilities — 4.5%
ALLETE Inc	10,132	604
California Water Service Group	9,602	546
Chesapeake Utilities Corp	2,315	296
Clearway Energy Inc, Cl A	710	20
Clearway Energy Inc, Cl C	4,645	133
Consolidated Edison Inc	3,422	319
Constellation Energy Corp	9,093	764
Dominion Energy Inc	3,082	155
DTE Energy Co	4,995	537
Edison International	3,334	225
Entergy Corp	41,423	4,068
Evergy Inc	91,268	5,280
Hawaiian Electric Industries Inc	1,179	42

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

U.S. Managed Volatility Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Middlesex Water Co	1,004	$82
National Fuel Gas Co	81,265	4,137
Northwest Natural Holding Co	7,156	306
NorthWestern Corp	1,934	109
OGE Energy Corp	28,979	1,022
ONE Gas Inc	6,569	532
Otter Tail Corp	50,712	3,763
Pinnacle West Capital Corp	20,241	1,564
Portland General Electric Co	2,514	123
PPL Corp	139,600	3,658
Pure Cycle Corp *	5,511	54
SJW Group	1,789	137
Southwest Gas Holdings Inc	3,753	220
Spire Inc	3,151	203
UGI Corp	220,302	6,162
York Water Co/The	2,650	112

		35,173
Total Common Stock
(Cost $675,258) ($ Thousands)		762,186

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.6%
SEI Liquidity Fund, LP
5.010% **†(B)	4,775,503	$4,771

Total Affiliated Partnership
(Cost $4,776) ($ Thousands)		4,771

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	14,098,224	14,098

Total Cash Equivalent
(Cost $14,098) ($ Thousands)		14,098

Total Investments in Securities — 100.0%
(Cost $694,132) ($ Thousands)		$781,055

A list of the open futures contracts held at May 31, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	50	Jun-2023	$10,405	$10,476	$71

Percentages are based on Net Assets of $781,076 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $4,771 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	762,186	–	–	762,186
Affiliated Partnership	–	4,771	–	4,771
Cash Equivalent	14,098	–	–	14,098
Total Investments in Securities	776,284	4,771	–	781,055

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	71	–	–	71
Total Other Financial Instruments	71	–	–	71

*	Futures contracts are valued at the unrealized appreciation on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$3,225	$36,526	$(34,980)	$—	$—	$4,771	$29	$—
SEI Daily Income Trust, Government Fund, Institutional Class	8,509	305,061	(299,472)	—	—	14,098	645	—
Totals	$11,734	$341,587	$(334,452)	$—	$—	$18,869	$674	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Global Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.8%
Australia — 0.3%
Aurizon Holdings Ltd	472,451	$1,089
JB Hi-Fi Ltd	135,300	3,729
Rio Tinto Ltd	25,812	1,787
Telstra Group	193,813	547
		7,152

Austria — 0.1%
ANDRITZ AG	40,900	2,187
Oberbank AG	175	22
Telekom Austria AG, Cl A	38,558	280
		2,489

Belgium — 0.5%
Ageas SA/NV	123,495	4,915
Anheuser-Busch InBev SA/NV	18,130	965
Etablissements Franz Colruyt NV	56,200	1,857
Solvay SA	32,698	3,404
TINC Comm VA	2,195	28
		11,169

Brazil — 0.1%
Yara International ASA	62,090	2,308

Canada — 3.4%
Bank of Nova Scotia/The	56,900	2,745
BCE Inc	148,181	6,683
Canadian Imperial Bank of Commerce	113,400	4,669
Canadian Tire Corp Ltd, Cl A	59,600	7,149
Canadian Utilities Ltd, Cl A	70,600	1,893
CGI Inc, Cl A *	46,500	4,810
Cogeco Communications Inc	58,200	2,746
Dollarama Inc	1,800	109
Emera Inc	26,500	1,091
Empire Co Ltd, Cl A	152,200	3,876
Fairfax Financial Holdings Ltd	4,500	3,226
George Weston Ltd	15,814	1,858
Great-West Lifeco Inc	172,100	4,866

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Loblaw Cos Ltd	162,300	$14,172
Metro Inc/CN, Cl A	48,500	2,548
Power Corp of Canada	158,000	4,084
Quebecor Inc, Cl B	197,400	4,701
		71,226

China — 0.3%
CITIC Telecom International Holdings Ltd	872,000	327
Fountain SET Holdings Ltd *	174,279	14
Kerry Logistics Network Ltd	48,965	57
Wilmar International Ltd	1,680,900	4,851
		5,249

Denmark — 0.7%
Carlsberg AS, Cl B	39,946	6,002
Novo Nordisk A/S, Cl B	61,158	9,773
Sparekassen Sjaelland-Fyn A/S	1,199	30
		15,805

Finland — 0.6%
Aspo Oyj	27	–
Elisa Oyj, Cl A	110,586	6,178
Kemira	79,478	1,256
Nordea Bank Abp	29,007	284
Orion Oyj, Cl B	5,030	212
TietoEVRY Oyj	178,507	4,887
		12,817

France — 2.7%
ABC arbitrage	10,682	70
Air Liquide SA	15,285	2,553
Boiron SA	56	2
Bollore SA	318,224	2,032
Bouygues SA (A)	169,200	5,404
Carrefour SA	497,357	9,112
Edenred	7,909	507
Eiffage SA	26,747	2,841
Fountaine Pajot SA	344	42
Legrand SA	2,113	199
Orange SA (A)	1,787,016	21,284
Societe BIC SA (A)	77,200	4,593
TotalEnergies SE	133,400	7,549
Vivendi	40,657	359
		56,547

Germany — 0.7%
Allianz SE	12,800	2,729
Bayerische Motoren Werke AG	45,600	4,955
Deutsche Telekom AG	274,700	6,075
McKesson Europe AG	1,563	40
		13,799

Hong Kong — 1.5%
Bank of East Asia Ltd/The	16,792	21
Chinney Investments Ltd	88,000	13

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CLP Holdings Ltd	573,680	$4,181
Dah Sing Banking Group Ltd	58,680	43
HK Electric Investments & HK Electric Investments Ltd	2,674,000	1,609
HKT Trust & HKT Ltd	4,130,000	5,276
Jardine Matheson Holdings Ltd	72,700	3,490
MTR Corp Ltd	453,000	2,086
Nissin Foods Co Ltd	12,716	11
PCCW Ltd	3,158,000	1,614
Power Assets Holdings Ltd	896,500	4,827
Regal Hotels International Holdings Ltd *	20,491	8
SmarTone Telecommunications Holdings Ltd	110,513	63
Sun Hung Kai Properties Ltd	239,000	3,044
Swire Pacific Ltd, Cl A	116,500	778
Taylor Maritime Investments	23,496	24
Transport International Holdings Ltd	13,200	17
VTech Holdings Ltd	62,233	374
WH Group Ltd	8,596,500	4,491
Yue Yuen Industrial Holdings Ltd	22	–
		31,970

Israel — 1.0%
Bank Leumi Le-Israel BM	92,063	644
Bezeq The Israeli Telecommunication Corp Ltd	355,910	445
Check Point Software Technologies Ltd *	109,574	13,676
FIBI Holdings Ltd	9,648	382
First International Bank Of Israel Ltd/The (A)	65,802	2,477
Isracard Ltd	1	–
Nice Ltd *	6,184	1,243
Radware Ltd *	59,034	1,161
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	16,177	974
Silicom Ltd *	1,294	48
		21,050

Italy — 1.1%
A2A SpA	3,102,200	5,119
Eni SpA	891,800	11,837
Italgas SpA	263,377	1,494
Orsero SpA	2,443	33
Snam SpA	754,171	3,932
TXT e-solutions	3,263	74
UniCredit SpA	9,907	189
		22,678

Japan — 8.7%
Achilles Corp	2,300	23
AGC Inc	132,800	4,838
Ahjikan Co Ltd (A)	5,308	31
Amano Corp	19,900	413
Amiyaki Tei Co Ltd	2,000	49
Anritsu Corp	86,900	747

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Arcs Co Ltd	32,800	$552
ARTERIA Networks Corp *	4,600	65
Asahi Co Ltd	5,000	44
Asante Inc	5,600	64
Autobacs Seven	21,700	230
Baroque Japan	10,000	59
Belc Co Ltd	4,500	190
Benesse Holdings Inc	44,500	561
Bridgestone Corp	123,700	5,027
Brother Industries Ltd	291,700	4,226
Canon Inc	242,100	5,997
Cawachi Ltd	26,200	405
C'BON COSMETICS Co Ltd	3,200	35
Central Automotive Products Ltd	1,200	27
Choushimaru Co Ltd	7,894	66
Chubu Electric Power Co Inc	412,600	4,911
Chugin Financial Group	20,200	124
Chugoku Marine Paints	9,700	73
CI Takiron	25,400	95
COLOPL Inc *	9,500	45
Computer Engineering & Consulting	14,200	143
Create Medic Co Ltd	2,784	18
Dai Nippon Toryo	4,300	27
Daihatsu Diesel Manufacturing Co Ltd	6,400	29
Doshisha Co Ltd	6,100	92
Earth Corp	12,000	426
Ebara Foods Industry Inc	1,600	33
ENEOS Holdings Inc	1,100,600	3,654
ESTELLE Holdings Co Ltd	6,000	26
Ezaki Glico Co Ltd	41,300	1,088
FJ Next	11,400	81
FTGroup Co Ltd	3,900	28
Fujicco Co Ltd	11,100	148
Fujiya Co Ltd	2,100	37
Fukuda Denshi Co Ltd	800	26
Gakken Holdings Co Ltd	4,300	26
Gakkyusha	6,100	94
Heiwado Co Ltd	48,500	719
Hitachi Ltd	525	30
Hokkan Holdings	5,800	55
Hokuto Corp	24,700	323
Honda Motor Co Ltd	233,100	6,682
House Foods	34,700	812
ITOCHU Corp	95,700	3,234
Itochu Enex Co Ltd	18,000	149
Itochu-Shokuhin Co Ltd	953	35
Japan Tobacco Inc	806,200	17,542
JM Holdings Co Ltd	1,900	26
JSP	14,600	168
Kajima Corp	93,800	1,312
Kaken Pharmaceutical Co Ltd	29,400	736
Kakiyasu Honten Co Ltd *	3,900	64

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kansai Electric Power Co Inc/The	418,200	$4,777
Kato Sangyo Co Ltd	12,700	349
KDDI Corp	171,500	5,267
Kewpie Corp	20,200	321
Key Coffee Inc	6,400	93
KFC Holdings Japan Ltd	1,400	28
Kinden Corp	267,500	3,490
Kitano Construction Corp	1,300	27
Kohnan Shoji Co Ltd	138,458	3,459
Komeri Co Ltd	22,700	478
K's Holdings Corp	404,800	3,480
Kumagai Gumi Co Ltd	2,200	47
Kyokuyo Co Ltd	4,800	122
Kyorin Pharmaceutical	24,100	299
Kyosan Electric Manufacturing Co Ltd	7,800	24
Lion Corp	60,600	584
Maezawa Kasei Industries	2,400	27
Marvelous	6,600	31
McDonald's Holdings Co Japan Ltd	44,500	1,825
Megmilk Snow Brand Co Ltd	49,700	662
MEIJI Holdings Co Ltd	29,600	662
Ministop Co Ltd	4,200	43
Miroku Jyoho Service Co Ltd	9,400	101
Mitsubishi Corp	30,500	1,219
Mitsubishi Shokuhin Co Ltd	7,400	191
Mitsui & Co Ltd	167,900	5,292
Mitsui Sugar Co Ltd	6,800	124
Miyoshi Oil & Fat Co Ltd	10,118	70
Mizuho Financial Group Inc	716,840	10,533
Mochida Pharmaceutical Co Ltd	7,200	170
Morinaga & Co Ltd/Japan	11,600	368
Morinaga Milk Industry Co Ltd	2,000	71
Morozoff Ltd	2,522	65
MS&AD Insurance Group Holdings Inc	110,500	3,795
Nichirei Corp	24,800	530
Nichirin Co Ltd	4,100	71
Nihon Chouzai Co Ltd	11,100	87
Nihon Denkei Co Ltd	2,500	32
Nikko	7,600	34
Nintendo Co Ltd	50,200	2,133
Nippn Corp	63,800	807
Nippon Air Conditioning Services	5,300	27
NIPPON Investment Corp ‡	148	345
Nippon Telegraph & Telephone Corp	349,200	9,885
Nisshin Oillio Group Ltd/The	1,449	34
Nissin Foods Holdings Co Ltd	14,000	1,191
Nittoc Construction Co Ltd	10,800	75
Oiles	4,400	59
Okamoto Industries	1,200	33
Okinawa Cellular Telephone Co	10,822	225
Osaki Electric	7,300	28
Otsuka Holdings Co Ltd	64,300	2,381

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
OUG Holdings Inc	2,682	$46
Ozu Corp	2,400	28
Prima Meat Packers Ltd	4,800	74
Qol Holdings Co Ltd	6,500	73
Raito Kogyo	9,200	126
Ricoh Co Ltd	167,500	1,398
San-A Co Ltd, Cl A	18,400	594
Sanki Engineering	5,900	61
Sankyo Co Ltd	16,700	672
Sanyo Chemical Industries	1,200	34
Seiko Epson Corp	222,200	3,370
Senko Group Holdings Co Ltd	429,100	2,826
Showa Sangyo Co Ltd	13,700	253
SKY Perfect JSAT Holdings Inc	661,600	2,467
Socionext	53,500	6,418
SoftBank Corp	485,600	5,163
Sojitz Corp	449,600	8,994
SRA Holdings	8,100	177
ST Corp	5,400	58
Sugi Holdings Co Ltd	1,800	75
Sundrug Co Ltd	59,800	1,699
Tachibana Eletech	1,400	21
Taisei	46,700	1,482
Takamatsu Construction Group Co Ltd	7,900	130
Takasago International	1,300	23
Takeda Pharmaceutical Co Ltd	63,000	1,993
Teijin Ltd	8,400	78
Tekken	4,000	55
Tenpos Holdings Co Ltd	1,300	22
Tobishima Corp	3,500	30
TOKAI Holdings	55,600	346
Tokyo Gas Co Ltd	66,000	1,402
Tokyo Individualized Educational Institute Inc	11,500	43
Tokyo Seimitsu Co Ltd	20,500	889
Tokyu Construction Co Ltd	16,200	81
Toyo Ink SC Holdings	11,000	169
Trend Micro Inc/Japan *	132,100	6,278
Unicafe Inc	9,700	63
United Super Markets Holdings Inc	98,200	762
Uoriki	1,400	21
Valor Holdings Co Ltd	17,200	235
Vital KSK Holdings Inc	14,300	92
Wowow Inc	10,676	81
Yamaguchi Financial Group Inc	365,000	2,383
Yamaya	2,100	39
Yaoko Co Ltd	13,300	660
Yokorei	9,300	72
Yondoshi Holdings	3,200	40
Zaoh Co Ltd	2,000	31
Zenkoku Hosho Co Ltd	3,000	107

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zenrin Co Ltd	13,500	$84
		185,149

Netherlands — 2.6%
Amsterdam Commodities NV	3,399	80
ASR Nederland NV (A)	118,500	5,028
Flow Traders	22,605	521
Koninklijke Ahold Delhaize NV	997,095	31,529
NN Group NV	100,600	3,616
Shell PLC	300,153	8,261
Wolters Kluwer NV	50,205	5,716
		54,751

New Zealand — 0.3%
Freightways Group	14,594	79
Investore Property Ltd ‡	188	–
Spark New Zealand Ltd	1,878,508	5,810
		5,889

Norway — 0.8%
AF Gruppen ASA	582	7
AMSC	21,922	77
Equinor ASA	32,565	829
Gjensidige Forsikring ASA	1,970	33
Kongsberg Gruppen ASA	22,960	916
Mowi ASA	45,248	774
Orkla ASA	908,250	6,509
Protector Forsikring *	4,108	62
Sparebank 1 Oestlandet	16,398	183
SpareBank 1 SMN	24,874	299
SpareBank 1 Sorost-Norge	1,460	7
Sparebanken More	280	2
Sparebanken Vest	18,795	160
Telenor ASA	604,496	6,184
Veidekke ASA	7,635	71
		16,113

Portugal — 0.4%
Corticeira Amorim SGPS	53,793	564
Jeronimo Martins SGPS SA	323,730	7,793
NOS SGPS SA	29,840	110
REN - Redes Energeticas Nacionais SGPS SA	300,181	802
		9,269

Singapore — 1.4%
DBS Group Holdings Ltd	129,200	2,890
Genting Singapore Ltd	2,555,000	1,905
Great Eastern Holdings Ltd	4,800	60
Jardine Cycle & Carriage Ltd	186,200	4,443
Oversea-Chinese Banking Corp Ltd	1,005,500	9,106
Sheng Siong Group Ltd	1,456,233	1,741
Singapore Airlines Ltd	253,500	1,199
Singapore Exchange Ltd	61,500	421
Singapore Technologies Engineering Ltd	256,600	693
United Overseas Bank Ltd	355,100	7,326

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Venture Corp Ltd	10,800	$121
		29,905

Spain — 1.2%
Aena SME SA	20,797	3,241
Cia de Distribucion Integral Logista Holdings SA	272,601	6,760
Endesa SA	232,400	5,012
Iberdrola SA	271,041	3,294
Industria de Diseno Textil SA	56,321	1,879
Miquel y Costas & Miquel	2,889	36
Red Electrica Corp SA	330,808	5,588
		25,810

Sweden — 1.1%
Axfood AB	99,416	2,137
Bahnhof, Cl B	2,298	9
Essity AB, Cl B	290,108	7,687
Industrivarden AB, Cl C	38,032	1,014
Svenska Handelsbanken AB, Cl A	492,100	3,877
Swedbank AB, Cl A	383,500	5,851
Volvo, Cl A	44,639	858
Volvo AB, Cl B	68,363	1,258
		22,691

Switzerland — 3.1%
Basellandschaftliche Kantonalbank	120	118
Berner Kantonalbank AG	2,152	553
BKW AG	1,674	299
Emmi AG	705	714
Graubuendner Kantonalbank	61	113
Helvetia Holding AG	24,300	3,437
Huber + Suhner	764	61
Intershop Holding AG	9	6
Investis Holding SA	813	86
Kuehne + Nagel International AG	3,250	921
Luzerner Kantonalbank	5,025	390
Novartis AG	306,135	29,189
PSP Swiss Property AG	30,194	3,230
St. Galler Kantonalbank	1,392	716
Swatch Group AG/The	15,415	862
Swatch Group AG/The, Cl B	2,303	682
Swisscom AG	26,525	16,736
UBS Group AG	395,700	7,463
Vaudoise Assurances Holding	76	36
Walliser Kantonalbank	687	82
Zug Estates Holding, Cl B	34	63
		65,757

United Kingdom — 4.1%
3i Group PLC	174,700	4,234
Aferian PLC	28,544	6
BAE Systems PLC	468,600	5,391
British American Tobacco PLC	192,971	6,110

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bunzl PLC	65,151	$2,539
CK Hutchison Holdings Ltd	1,746,000	10,561
Coca-Cola Europacific Partners PLC	54,154	3,379
HSBC Holdings PLC	895,000	6,550
Imperial Brands PLC	609,308	12,800
J Sainsbury PLC	145,693	489
Kingfisher PLC	1,216,400	3,483
Liberty Global PLC, Cl A *	26,106	425
Odfjell Technology	214	1
Polar Capital Holdings	5,123	32
Reckitt Benckiser Group PLC	12,980	1,005
RELX PLC	249,897	7,774
Sage Group PLC/The	752,229	8,120
Shell PLC	114,309	3,192
Spirent Communications PLC	858,688	1,910
Tesco PLC	461,737	1,492
Unilever PLC	132,903	6,637
VH Global Sustainable Energy Opportunities	16,004	19
Vodafone Group PLC	383,255	363
		86,512

United States — 61.1%
AbbVie Inc	12,475	1,721
Advance Auto Parts Inc	30,700	2,238
Aflac Inc	187,889	12,064
Air Products and Chemicals Inc	10,676	2,873
Allison Transmission Holdings Inc	162,700	7,696
Alphabet Inc, Cl A *	40,277	4,949
Alphabet Inc, Cl C *	31,120	3,839
Altria Group Inc	218,318	9,698
Amcor PLC	220,681	2,127
Amdocs Ltd	232,357	21,881
American Electric Power Co Inc	8,877	738
American Financial Group Inc/OH	26,600	2,986
AMETEK Inc	25,102	3,642
Amgen	109,711	24,208
Aon PLC, Cl A	14,117	4,352
Apple Inc	48,443	8,587
AptarGroup Inc	23,285	2,619
Archer-Daniels-Midland Co	100,900	7,129
Arrow Electronics Inc *	65,195	8,256
Ashland Inc	1,327	113
AT&T Inc	1,520,425	23,916
AutoZone Inc *	7,730	18,450
Badger Meter Inc	670	92
Bank of New York Mellon Corp/The	174,714	7,023
Becton Dickinson	27,880	6,740
Berkshire Hathaway Inc, Cl B *	18,683	5,999
Berry Global Group Inc	65,400	3,742
BlackRock TCP Capital Corp	7,211	75
Booz Allen Hamilton Holding Corp, Cl A	35,500	3,571
Box Inc, Cl A *	72,643	2,046
Brady Corp, Cl A	11,747	560

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bristol-Myers Squibb Co	561,818	$36,204
CACI International Inc, Cl A *	752	225
Cadence Design Systems Inc *	21,253	4,908
Campbell Soup Co	143,629	7,260
Cardinal Health Inc	61,434	5,056
Casey's General Stores Inc	30,878	6,968
Cboe Global Markets Inc	47,491	6,289
Centene Corp *	13,893	867
CH Robinson Worldwide Inc	3,603	341
Chemed Corp	7,081	3,780
Chevron Corp	58,800	8,856
Chubb Ltd	5,176	962
Church & Dwight Co Inc	89,413	8,266
Cigna Group	27,978	6,922
Cirrus Logic Inc *	373	29
Cisco Systems Inc	743,424	36,926
Clorox Co/The	69,899	11,057
Coca-Cola Co/The	111,449	6,649
Cognizant Technology Solutions Corp, Cl A	58,729	3,670
Colgate-Palmolive Co	110,073	8,187
Comcast Corp, Cl A	349,057	13,735
CommVault Systems Inc *	72,531	5,055
Conagra Brands Inc	433,015	15,099
Consolidated Edison Inc	122,658	11,444
Copart Inc *	2,945	258
Corebridge Financial Inc	142,706	2,372
Costco Wholesale Corp	11,079	5,668
Crane Co	54,143	3,934
Crane NXT Co	10,551	555
CSG Systems International Inc	48,143	2,310
Cummins Inc	22,700	4,640
CVS Health Corp	299,951	20,406
Dell Technologies Inc, Cl C	167,400	7,501
Dolby Laboratories Inc, Cl A	78,520	6,480
Dollar General Corp	5,893	1,185
Domino's Pizza Inc	4,863	1,410
Donaldson Co Inc	11,744	687
Dropbox Inc, Cl A *	1,740	40
DT Midstream Inc	28,882	1,313
DTE Energy Co	3,210	345
Duke Energy Corp	41,156	3,675
eBay Inc	133,770	5,691
Ecolab Inc	14,796	2,442
Electronic Arts Inc	135,393	17,330
Elevance Health Inc	2,285	1,023
Eli Lilly & Co	1,368	587
Ennis Inc	3,744	73
Entergy Corp	57,300	5,627
Everest Re Group Ltd	21,600	7,344
Evergy Inc	104,000	6,016
Eversource Energy	1,829	127
Exxon Mobil Corp	126,100	12,885

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
F5 Inc *	4,662	$688
Fair Isaac Corp *	4,218	3,322
Ferguson PLC	20,800	3,014
Flowers Foods Inc	82,074	2,050
FMC Corp	12,339	1,284
Ford Motor Co	233,500	2,802
Fox Corp	124,251	3,711
General Dynamics Corp	30,576	6,243
General Electric Co	8,343	847
General Mills Inc	201,294	16,941
General Motors Co	67,700	2,194
Genuine Parts Co	14,378	2,141
Gilead Sciences Inc	394,397	30,345
Golub Capital BDC	92,718	1,229
Graco Inc	92,849	7,102
Graham Holdings Co, Cl B	2,159	1,219
Grand Canyon Education Inc *	14,659	1,536
Graphic Packaging Holding Co	202,900	4,849
GSK PLC	989,216	16,507
Hartford Financial Services Group Inc/The	126,900	8,695
HealthStream Inc	3,215	74
Hershey Co/The	36,336	9,436
Hewlett Packard Enterprise Co	348,800	5,030
Holcim AG	3,450	212
Hologic Inc *	19,981	1,576
Honeywell International Inc	17,062	3,269
HP Inc	103,500	3,008
Humana Inc	28,060	14,082
Huntington Ingalls Industries Inc	8,114	1,634
Incyte Corp *	161,039	9,912
Ingredion Inc	58,749	6,145
Insight Enterprises Inc *	5,572	753
Insperity Inc	1,066	118
Intel Corp	213,700	6,719
Inter Parfums Inc	3,562	447
Intercontinental Exchange Inc	67,158	7,115
International Business Machines Corp	153,984	19,801
J M Smucker Co/The	69,186	10,142
Jacobs Solutions Inc	3,357	368
John B Sanfilippo & Son Inc	4,854	564
Johnson & Johnson	157,618	24,440
Juniper Networks Inc	268,906	8,167
Kellogg Co	303,180	20,243
Keysight Technologies Inc *	3,031	490
Kimberly-Clark Corp	111,592	14,985
Knight-Swift Transportation Holdings Inc, Cl A	1,046	58
Kraft Heinz Co/The	428,751	16,387
Kroger Co/The	309,900	14,048
L3Harris Technologies Inc	9,278	1,632
Landstar System Inc	2,461	432
Leidos Holdings Inc	9,053	707

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lockheed Martin Corp	42,846	$19,024
Lowe's Cos Inc	18,500	3,721
Marathon Petroleum Corp	74,590	7,825
Marsh & McLennan Cos Inc	42,564	7,371
McDonald's Corp	15,663	4,466
McKesson Corp	34,343	13,423
MDC Holdings Inc	9,069	365
Medtronic PLC	93,556	7,743
Merck & Co Inc	260,208	28,730
Microsoft Corp	26,441	8,683
Molina Healthcare Inc *	6,265	1,716
Molson Coors Beverage Co, Cl B	179,600	11,108
Mondelez International Inc, Cl A	108,876	7,993
Motorola Solutions Inc	12,994	3,663
MSC Industrial Direct Co Inc, Cl A	8,853	796
National Fuel Gas Co	98,400	5,010
Nestle SA	59,473	7,020
NetApp Inc	4,889	324
NetScout Systems Inc *	33,974	1,037
NewMarket Corp	27,959	10,899
NextGen Healthcare Inc *	8,951	139
Noram Drilling	22,054	102
Northrop Grumman Corp	22,019	9,589
NVR Inc *	167	928
Old Republic International Corp	120,300	2,946
Oracle Corp	207,124	21,943
O'Reilly Automotive Inc *	2,445	2,209
Organon & Co	30,990	601
PACCAR Inc	42,931	2,953
Packaging Corp of America	22,900	2,840
PepsiCo Inc	41,414	7,552
Pfizer Inc	423,212	16,091
Philip Morris International Inc	72,163	6,495
Phillips 66	21,438	1,964
Procter & Gamble Co/The	109,187	15,559
Provident Financial Holdings Inc (A)	2,655	31
Public Storage ‡	12,333	3,494
Quest Diagnostics Inc	57,600	7,641
Regeneron Pharmaceuticals Inc *	1,946	1,431
Reliance Steel & Aluminum Co	40,681	9,547
Republic Services Inc, Cl A	11,728	1,661
Roche Holding AG	48,043	15,294
Royal Gold Inc	62,900	7,790
RPM International Inc	56,329	4,494
Sanofi (A)	172,071	17,405
Signify NV	60,700	1,543
Silgan Holdings Inc	247,839	11,150
Sixth Street Specialty Lending Inc	855	16
Sonoco Products Co	51,900	3,107
Synopsys Inc *	10,463	4,760
Taro Pharmaceutical Industries Ltd *	7,891	291
T-Mobile US Inc *	19,787	2,716

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Toro Co/The	12,963	$1,268
Tyson Foods Inc, Cl A	49,900	2,527
UGI Corp	118,100	3,303
Ulta Beauty Inc *	3,248	1,331
United Therapeutics Corp *	7,189	1,508
UnitedHealth Group Inc	11,260	5,486
USANA Health Sciences Inc *	10,958	665
VeriSign Inc *	23,274	5,198
Verizon Communications Inc	971,960	34,631
Vertex Pharmaceuticals Inc *	10,524	3,405
VMware Inc, Cl A *	1,525	208
Walgreens Boots Alliance Inc	250,735	7,615
Walmart Inc	138,033	20,273
Waste Management Inc	8,646	1,400
WEC Energy Group Inc	3,201	280
Werner Enterprises Inc	182,200	8,002
Western Union Co/The	420,100	4,785
Whirlpool Corp	26,400	3,413
Yelp Inc, Cl A *	7,495	251
Zimmer Biomet Holdings Inc	2,936	374
		1,294,444

Total Common Stock
(Cost $2,071,447) ($ Thousands)		2,070,549

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK — 0.3%
Germany — 0.3%
Bayerische Motoren Werke AG, 6.320%	10,178	$1,043
Henkel AG & Co KGaA (B)	79,752	6,338

Total Preferred Stock
(Cost $6,731) ($ Thousands)		7,381

AFFILIATED PARTNERSHIP — 1.7%
SEI Liquidity Fund, LP
5.010% **†(C)	35,039,069	35,068

Total Affiliated Partnership
(Cost $35,067) ($ Thousands)		35,068

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	15,194,610	15,195

Total Cash Equivalent
(Cost $15,195) ($ Thousands)		15,195

Total Investments in Securities — 100.5%
(Cost $2,128,440) ($ Thousands)		$2,128,193

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	25	Jun-2023	$1,160	$1,124	$(19)
FTSE 100 Index	5	Jun-2023	471	462	(10)
Hang Seng Index	1	Jun-2023	120	116	(4)
S&P 500 Index E-MINI	32	Jun-2023	6,614	6,705	91
SPI 200 Index	3	Jun-2023	351	344	(5)
TOPIX Index	4	Jun-2023	616	609	(7)
			$9,332	$9,360	$46

A list of the open forward foreign currency contracts held by the Fund at May 31, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/26/23	SGD	21,840	USD	16,222	$85
Barclays PLC	06/26/23	CAD	44,551	USD	32,878	74
Barclays PLC	06/26/23	SEK	153,271	USD	14,389	283
Barclays PLC	06/26/23	JPY	12,924,655	USD	93,628	724

SEI Institutional Investments Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	06/26/23	DKK	55,615	USD	8,071	$94
BNP Paribas	06/26/23	NOK	136,080	USD	12,451	220
Brown Brothers Harriman	06/26/23	USD	73	NZD	121	(2)
Brown Brothers Harriman	06/26/23	AUD	99	USD	64	—
Brown Brothers Harriman	06/26/23	USD	39	AUD	61	—
Brown Brothers Harriman	06/26/23	USD	71	AUD	110	—
Brown Brothers Harriman	06/26/23	NZD	158	USD	96	1
Brown Brothers Harriman	06/26/23	SGD	211	USD	156	—
Brown Brothers Harriman	06/26/23	USD	101	DKK	701	—
Brown Brothers Harriman	06/26/23	USD	192	DKK	1,331	(1)
Brown Brothers Harriman	06/26/23	GBP	257	USD	319	1
Brown Brothers Harriman	06/26/23	GBP	42	USD	52	—
Brown Brothers Harriman	06/26/23	USD	193	SEK	2,100	—
Brown Brothers Harriman	06/26/23	USD	194	SEK	2,099	(1)
Brown Brothers Harriman	06/26/23	CHF	405	USD	449	5
Brown Brothers Harriman	06/26/23	USD	245	NOK	2,728	—
Brown Brothers Harriman	06/26/23	USD	236	NOK	2,594	(2)
Brown Brothers Harriman	06/26/23	CAD	68	USD	50	—
Brown Brothers Harriman	06/26/23	CAD	426	USD	313	(1)
Brown Brothers Harriman	06/26/23	DKK	620	USD	89	1
Brown Brothers Harriman	06/26/23	USD	572	SGD	774	—
Brown Brothers Harriman	06/26/23	USD	56	SGD	76	—
Brown Brothers Harriman	06/26/23	USD	672	HKD	5,264	—
Brown Brothers Harriman	06/26/23	USD	421	HKD	3,292	—
Brown Brothers Harriman	06/26/23	USD	1,219	CAD	1,658	2
Brown Brothers Harriman	06/26/23	EUR	1,335	USD	1,434	8
Brown Brothers Harriman	06/26/23	USD	396	CHF	361	—
Brown Brothers Harriman	06/26/23	USD	1,175	CHF	1,060	(12)
Brown Brothers Harriman	06/26/23	HKD	2,063	USD	264	—
Brown Brothers Harriman	06/26/23	USD	1,431	GBP	1,159	6
Brown Brothers Harriman	06/26/23	USD	989	GBP	797	—
Brown Brothers Harriman	06/26/23	SEK	3,087	USD	285	1
Brown Brothers Harriman	06/26/23	NOK	504	USD	46	—
Brown Brothers Harriman	06/26/23	NOK	2,950	USD	264	(1)
Brown Brothers Harriman	06/26/23	USD	3,249	JPY	452,176	2
Brown Brothers Harriman	06/26/23	USD	501	JPY	69,358	(3)
Brown Brothers Harriman	06/26/23	USD	1,585	EUR	1,484	—
Brown Brothers Harriman	06/26/23	USD	3,043	EUR	2,830	(21)
Brown Brothers Harriman	06/26/23	JPY	163,922	USD	1,174	(4)
Standard Chartered	06/26/23	AUD	5,830	USD	3,835	59
Standard Chartered	06/26/23	GBP	53,024	USD	65,772	24
Standard Chartered	06/26/23	HKD	179,932	USD	22,992	(9)
Westpac Banking	06/26/23	NZD	4,937	USD	3,027	70
Westpac Banking	06/26/23	CHF	42,875	USD	47,646	590
Westpac Banking	06/26/23	EUR	118,253	USD	127,638	1,379
						$3,572

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Global Managed Volatility Fund (Concluded)

Percentages are based on Net Assets of $2,117,951 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	No interest rate available.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $35,068 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,070,549	–	–	2,070,549
Preferred Stock	7,381	–	–	7,381
Affiliated Partnership	–	35,068	–	35,068
Cash Equivalent	15,195	–	–	15,195
Total Investments in Securities	2,093,125	35,068	–	2,128,193

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	91	–	–	91
Unrealized Depreciation	(45)	–	–	(45)
Forward Contracts*
Unrealized Appreciation	–	3,629	–	3,629
Unrealized Depreciation	–	(57)	–	(57)
Total Other Financial Instruments	46	3,572	–	3,618

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$39,904	$365,824	$(370,653)	$2	$(9)	$35,068	$286	$ —
SEI Daily Income Trust, Government Fund, Institutional Class	18,237	442,360	(445,402)	—	—	15,195	1,102	—
Totals	$58,141	$808,184	$(816,055)	$2	$(9)	$50,263	$1,388	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.0%
Australia — 3.7%
Accent Group Ltd	27,525	$32
AngloGold Ashanti Ltd ADR	48,662	1,178
ANZ Group Holdings Ltd	928,251	13,768
Aristocrat Leisure Ltd	244,306	5,874
Bellevue Gold Ltd *	1,201,157	999
BHP Group Ltd	978,093	26,597
BlueScope Steel Ltd	1,790,068	21,454
Brambles Ltd	1,883,916	16,751
Cochlear Ltd	7,422	1,169
Computershare Ltd	872,291	12,622
CSL Ltd	27,619	5,476
EBOS Group Ltd	40,308	1,017
Fortescue Metals Group Ltd	616,407	7,667
Goodman Group ‡	285,078	3,622
Iluka Resources Ltd	105,802	770
Incitec Pivot Ltd	1,838,684	3,522
Lottery Corp Ltd/The	770,599	2,484
Mineral Resources Ltd	125,703	5,759
National Storage REIT ‡	1,010,898	1,649
Neuren Pharmaceuticals Ltd *	97,157	870
New Hope Corp Ltd	463,713	1,383
Northern Star Resources Ltd	105,758	884
Nufarm Ltd	36,310	128
Orica Ltd	123,060	1,218
Orora Ltd	848,712	1,807
Pro Medicus Ltd	30,253	1,162
Qantas Airways Ltd *	8,124,093	34,962
QBE Insurance Group Ltd	106,721	1,010
Ridley Corp Ltd	27,537	35
Rio Tinto Ltd	660,314	45,723
RPMGlobal Holdings Ltd *	31,213	30
Seven Group Holdings Ltd	132,171	2,000
Silex Systems Ltd *	129,592	329
Sonic Healthcare Ltd	53,405	1,216

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
South32 Ltd	9,193,887	$23,085
Super Retail Group Ltd	223,664	1,653
Symbio Holdings Ltd	21,545	27
Technology One Ltd	189,747	2,011
Terracom Ltd	279,687	89
Transurban Group	113,217	1,087
Viva Energy Group Ltd	650,988	1,335
Washington H Soul Pattinson & Co Ltd	158,425	3,293
Wesfarmers Ltd	30,323	935
Whitehaven Coal Ltd	1,138,974	4,172
WiseTech Global Ltd	87,604	4,242
Woodside Energy Group Ltd	81,083	1,800
Woolworths Group Ltd	181,697	4,414
		273,310

Austria — 0.4%
ANDRITZ AG	142,487	7,618
OMV AG	333,687	14,828
Palfinger AG	2,034	61
Raiffeisen Bank International AG	163,914	2,394
voestalpine AG	201,685	6,231
Wienerberger AG	37,396	1,054
		32,186

Belgium — 0.0%
Barco NV	6,667	172
Solvay SA	13,731	1,430
		1,602

Brazil — 2.3%
3R PETROLEUM OLEO E GAS SA *	1,069,300	6,269
Ambev SA *	11,484,800	32,244
Banco do Brasil SA	6,199,600	54,239
Caixa Seguridade Participacoes S/A	990,677	1,990
Cia de Saneamento de Minas Gerais Copasa MG *	47,900	187
CPFL Energia SA	1,995,700	11,837
Gerdau SA ADR	2,279,254	10,758
JBS S/A	2,351,700	7,760
Petroleo Brasileiro SA ADR	374,681	4,324
Romi SA/Brazil	41,940	137
Telefonica Brasil SA	4,980,000	39,261
Yara International ASA	1,077	40
		169,046

Canada — 3.5%
Advantage Energy Ltd *	98,615	530
Agnico Eagle Mines Ltd	30,258	1,538
Alamos Gold Inc, Cl A	118,914	1,466
Atco Ltd/Canada, Cl I	31,100	955
Athabasca Oil Corp *	544,920	1,139
ATS Corp *	23,545	1,030
Barrick Gold Corp	2,280,000	38,478
Bombardier Inc, Cl B *	28,276	1,120

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Boyd Group Services Inc	5,260	$952
BRP Inc	200,307	14,222
Calfrac Well Services Ltd *	14,470	44
Canadian National Railway Co	14,461	1,628
Canadian Solar Inc *	24,441	1,022
Canfor Corp *	173,148	2,444
Celestica Inc *	57,821	736
CES Energy Solutions Corp	67,926	118
Constellation Software Inc/Canada	3,441	7,007
Coveo Solutions Inc *	8,300	44
Crescent Point Energy Corp	1,231,370	7,754
Descartes Systems Group Inc/The *	11,765	908
Docebo Inc *	6,000	205
Dollarama Inc	396,869	24,111
Dundee Precious Metals Inc	195,741	1,346
Element Fleet Management Corp	90,312	1,368
Enghouse Systems Ltd	48,969	1,358
Fairfax Financial Holdings Ltd	5,821	4,173
Finning International Inc	162,546	4,390
George Weston Ltd	1,900	223
iA Financial Corp Inc	103,200	6,569
Interfor Corp *	19,900	291
Kelt Exploration Ltd *	10,056	39
Keyera Corp	40,353	900
Kinaxis Inc *	24,096	3,219
Kinross Gold Corp	564,600	2,658
Lundin Gold Inc	141,026	1,784
Major Drilling Group International Inc *	3,100	21
Manulife Financial Corp	603,314	11,163
Martinrea International Inc	32,475	271
MEG Energy Corp *	8,700	131
Methanex Corp	7,180	293
Mullen Group Ltd	70,695	812
National Bank of Canada	263,192	18,843
NuVista Energy Ltd *	126,611	1,005
Obsidian Energy Ltd *	3,910	21
Open Text Corp	98,100	4,073
Pason Systems Inc	75,965	635
Pet Valu Holdings Ltd	8,838	201
Peyto Exploration & Development Corp (A)	116,313	937
Precision Drilling Corp *	361	15
Primo Water Corp	23,664	305
Quebecor Inc, Cl B	905,097	21,554
RB Global Inc	63,645	3,320
Rogers Communications Inc, Cl B	20,235	891
Russel Metals Inc	55,137	1,445
Saputo Inc	62,193	1,607
Shawcor Ltd *	28,700	338
Shopify Inc, Cl A *	56,479	3,227
Silvercorp Metals Inc	32,700	98
SNC-Lavalin Group Inc	845,900	19,727
Stella-Jones Inc	60,815	2,687

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Suncor Energy Inc	31,899	$892
Supremex Inc	3,200	13
TC Energy Corp	23,136	899
TFI International Inc	45,100	4,745
TMX Group Ltd	55,622	6,046
Torex Gold Resources Inc *	97,368	1,520
Toromont Industries Ltd	247,066	19,085
Uni-Select Inc *	8,015	276
		262,865

Chile — 0.0%
Enel Chile SA	18,520,334	1,012
Enel Chile SA ADR	145,308	407
		1,419

China — 5.5%
Agricultural Bank of China Ltd, Cl H	12,931,000	4,873
Alibaba Group Holding Ltd *	3,101,700	30,865
Anhui Gujing Distillery Co Ltd, Cl A	37,555	1,332
Anjoy Foods Group Co Ltd, Cl A	36,800	798
Autohome Inc ADR	41,235	1,180
Baidu Inc ADR *	15,112	1,857
Baidu Inc, Cl A *	701,200	10,695
Bank of Communications Co Ltd, Cl H	1,138,000	734
Beijing Ultrapower Software Co Ltd, Cl A	527,000	1,007
Beijing Yanjing Brewery Co Ltd, Cl A	2,018,668	3,285
Brilliance China Automotive Holdings Ltd *	11,496,000	4,420
BYD Electronic International Co Ltd	280,000	816
C&D Property Management Group Co Ltd	112,919	57
Castech Inc, Cl A	598,900	2,132
Changjiang Securities Co Ltd, Cl A	3,527,000	2,984
China CITIC Bank Corp Ltd, Cl H	5,629,000	2,963
China Coal Energy Co Ltd, Cl H	3,772,645	2,853
China Construction Bank Corp, Cl H	48,981,000	31,347
China Kepei Education Group Ltd	265,870	85
China Minsheng Banking Corp Ltd, Cl H	6,226,500	2,466
China Nonferrous Mining Corp Ltd	156,000	75
China Overseas Land & Investment Ltd	9,717,000	19,711
China Pacific Insurance Group Co Ltd, Cl H	4,173,486	10,556
China Railway Group Ltd, Cl H	3,112,000	2,051
China Resources Beer Holdings Co Ltd	154,000	972
China Resources Land Ltd	2,552,000	9,552
China Resources Sanjiu Medical & Pharmaceutical Co Ltd, Cl A	111,600	1,026
China Sanjiang Fine Chemicals Co Ltd *	598,092	109
China Southern Power Grid Energy Efficiency&Clean Energy Co Ltd, Cl A	975,700	842
China Taiping Insurance Holdings Co Ltd	699,800	729
China Traditional Chinese Medicine Holdings Co Ltd	1,768,000	851
CNPC Capital Co Ltd, Cl A	1,365,100	1,505
COFCO Capital Holdings Co Ltd, Cl A	1,389,700	1,573

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
COSCO SHIPPING Energy Transportation Co Ltd, Cl H	860,000	$726
Daqin Railway Co Ltd, Cl A	1,459,439	1,569
Edvantage Group Holdings Ltd	263,211	74
FIH Mobile Ltd *	597,000	58
GF Securities Co Ltd, Cl H	6,700,600	9,313
Haidilao International Holding Ltd	356,000	749
Hello Group Inc ADR *	9,938	80
Hisense Home Appliances Group Co Ltd, Cl H	27,000	53
HUTCHMED China Ltd *	343,000	833
Inner Mongolia Yili Industrial Group Co Ltd, Cl A	3,663,600	14,857
iQIYI Inc ADR *	396,917	1,611
JA Solar Technology Co Ltd, Cl A	163,200	827
JCHX Mining Management Co Ltd, Cl A	202,537	870
JD.com Inc ADR	33,790	1,102
Jiangsu Yike Food Group Co Ltd, Cl A	392,932	839
JOYY Inc ADR	48,155	1,194
Kingsoft Corp Ltd	557,200	2,025
Kunlun Energy Co Ltd	2,512,000	2,002
Lee & Man Chemical Co Ltd	34,000	21
Lenovo Group Ltd	13,550,000	12,740
Li Auto Inc ADR *	32,013	930
LONGi Green Energy Technology Co Ltd, Cl A	1,560,478	6,330
Lonking Holdings Ltd	286,732	42
Luzhou Laojiao Co Ltd, Cl A	86,500	2,484
Midea Group Co Ltd, Cl A	1,984,194	14,336
MINISO Group Holding Ltd ADR *	451,404	6,861
NetDragon Websoft Holdings Ltd	179,260	324
NetEase Inc	107,100	1,814
New China Life Insurance Co Ltd, Cl H	2,298,600	5,946
New Oriental Education & Technology Group Inc *	153,100	585
Oppein Home Group Inc, Cl A	325,870	4,351
People's Insurance Co Group of China Ltd/The, Cl H	7,448,000	2,816
PetroChina Co Ltd, Cl H	44,416,045	28,710
Power Construction Corp of China Ltd, Cl A	1,335,200	1,246
Prosus NV	64,790	4,253
Qianhe Condiment and Food Co Ltd, Cl A	287,500	850
Sany Heavy Equipment International Holdings Co Ltd	712,000	940
SDIC Power Holdings Co Ltd, Cl A	765,200	1,421
Shandong Himile Mechanical Science & Technology Co Ltd, Cl A	389,792	1,822
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	536,000	793
Sichuan Changhong Electric Co Ltd, Cl A	2,424,700	1,549
Sichuan Road and Bridge Group Co Ltd, Cl A	428,800	917
Sinopharm Group Co Ltd, Cl H	546,800	1,792
SITC International Holdings Co Ltd	2,281,670	3,964
TAL Education Group ADR *	184,394	1,001

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TCL Electronics Holdings Ltd	540,000	$221
Tencent Holdings Ltd	676,000	26,822
Tencent Music Entertainment Group *	6,300	22
Tencent Music Entertainment Group ADR *	249,827	1,734
Tianli International Holdings Ltd	292,000	83
Tonghua Dongbao Pharmaceutical Co Ltd, Cl A	563,400	912
Topsports International Holdings Ltd	11,311,000	8,785
TravelSky Technology Ltd, Cl H	732,000	1,335
Trip.com Group Ltd *	28,350	910
Trip.com Group Ltd ADR *	491,234	15,513
Uni-President China Holdings Ltd	141,000	122
Vipshop Holdings Ltd ADR *	684,540	9,803
Waterdrop Inc ADR *(A)	27,573	69
Weibo Corp ADR *	107,408	1,500
Weichai Power Co Ltd, Cl H	8,344,000	11,341
Wuliangye Yibin Co Ltd, Cl A	73,801	1,674
Wuxi Taiji Industry Co Ltd, Cl A *	1,441,900	1,451
XCMG Construction Machinery Co Ltd, Cl A	936,700	788
Xiangcai Co Ltd, Cl A	917,700	1,044
Xinyi Glass Holdings Ltd	5,996,000	8,870
Yangling Metron New Material Inc, Cl A	142,500	871
Yifeng Pharmacy Chain Co Ltd, Cl A	130,500	911
Yihai International Holding Ltd	246,000	546
Youdao Inc ADR *	1,521	7
Yum China Holdings Inc	17,700	987
Zhejiang Jinke Tom Culture Industry Co Ltd, Cl A *	1,182,400	1,145
ZTE Corp, Cl H	597,600	1,836
ZTO Express Cayman Inc ADR *	47,070	1,188
		404,411

Czech Republic — 0.0%
CEZ AS	35,814	1,604

Denmark — 3.0%
AP Moller - Maersk A/S, Cl B	9,279	15,562
Coloplast A/S, Cl B	86,815	10,900
D/S Norden A/S	22,741	1,175
Danske Bank A/S *	1,164,191	23,616
DSV A/S	9,323	1,792
Genmab A/S *	99,119	38,667
ISS A/S	1,331	25
Jyske Bank A/S *	13,211	905
Novo Nordisk A/S, Cl B	514,459	82,208
Pandora A/S	575,318	45,711
Solar A/S, Cl B	625	45
		220,606

Finland — 1.2%
Cargotec Oyj, Cl B	7,061	375
Kesko Oyj, Cl B	3,479	66
Kone Oyj, Cl B	97,086	4,913
Konecranes Oyj, Cl A	22,691	845

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Metso Oyj	82,401	$899
Nokia Oyj	18,505,021	74,868
Nordea Bank Abp	443,801	4,342
Orion Oyj, Cl B	78,409	3,309
Wartsila OYJ Abp, Cl B	97,336	1,099
		90,716

France — 8.2%
Accor SA	668,945	22,087
Air France-KLM *	235,331	417
Air Liquide SA	162,677	27,166
Amundi SA	572,319	32,094
Christian Dior SE	2,019	1,665
Cie de Saint-Gobain	174,392	9,631
Cie des Alpes	1,404	21
Cie Generale des Etablissements Michelin SCA	1,130,758	32,018
Criteo SA ADR *	76,709	2,446
Danone SA	1,292,240	76,239
Dassault Aviation SA	253,390	42,736
Eiffage SA	12,878	1,368
Hermes International	13,478	27,327
Ipsen SA (A)	62,126	7,160
Kering SA	19,778	10,508
La Francaise des Jeux SAEM	95,757	3,681
Legrand SA	182,163	17,179
LVMH Moet Hennessy Louis Vuitton SE	56,121	48,696
Orange SA (A)	2,938,705	35,001
Pernod Ricard SA	113,461	24,446
Publicis Groupe SA	245,103	18,113
Rexel SA	1,704,085	34,736
Sanofi (A)	468,678	47,407
Societe BIC SA (A)	415,000	24,688
Societe pour l'Informatique Industrielle	319	17
Sodexo SA	394,310	42,479
SPIE SA	2,845	84
Thales SA (A)	50,713	7,045
Vinci SA	36,366	4,122
Wavestone	1,906	91
Wendel SE	4,077	427
Worldline SA/France *	170,612	6,612
		607,707

Germany — 7.1%
adidas AG	148,830	24,038
Apontis Pharma AG *	2,116	20
BASF SE	563,267	26,671
Bayer AG	1,031,638	57,345
Bayerische Motoren Werke AG	57,095	6,204
Beiersdorf AG	31,705	4,027
Carl Zeiss Meditec AG	74,063	8,279
Commerzbank AG	102,050	1,023
Continental AG	725,000	48,138

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Covestro AG *	1,883,131	$72,394
Daimler Truck Holding AG	716,149	21,607
Deutsche Bank AG	104,734	1,058
Deutsche Boerse AG	32,615	5,615
Deutsche Lufthansa AG *	1,867,702	18,239
Duerr AG	13,532	394
E.ON SE	740,522	8,929
Fresenius Medical Care AG & Co KGaA	751,631	32,012
Fresenius SE & Co KGaA	259,591	7,082
GEA Group AG	198,336	8,308
Heidelberg Materials	252,344	17,992
Heidelberger Druckmaschinen AG *	14,498	26
HOCHTIEF AG	46,698	3,873
HUGO BOSS AG	7,014	475
Infineon Technologies AG	299,210	11,078
Knorr-Bremse AG	221,650	15,119
Koenig & Bauer AG *	1,160	22
Krones AG	2,291	255
Mercedes-Benz Group AG	31,655	2,355
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	16,647	5,928
Rational AG	7,651	5,118
Rheinmetall AG	100,212	25,256
RWE AG	20,866	870
Salzgitter AG	1,101	36
SAP SE	407,148	53,033
Scout24 SE	232,829	14,893
Siemens AG	42,065	6,877
Siemens Energy AG *	32,295	817
SMA Solar Technology AG *	12,959	1,388
Stabilus SE	505	30
Talanx AG	33,141	1,843
thyssenkrupp AG	35,320	242
Traton SE	142,974	2,864
Vitesco Technologies Group AG *	4,218	273
Wacker Chemie AG	25,151	3,330
Washtec AG	572	22
		525,398

Greece — 0.1%
Aegean Airlines SA *	10,275	109
Eurobank Ergasias Services and Holdings SA *	656,569	1,022
JUMBO SA *	83,183	1,924
Motor Oil Hellas Corinth Refineries SA	9,557	246
National Bank of Greece SA *	215,896	1,335
		4,636

Hong Kong — 1.0%
AIA Group Ltd	1,746,400	16,754
ASMPT Ltd	55,000	469
Bank of East Asia Ltd/The	20,516	26
Chaoda Modern Agriculture Holdings Ltd *	52,790	–

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Comba Telecom Systems Holdings Ltd	658,000	$114
Orient Overseas International Ltd	583,503	7,115
Pacific Basin Shipping Ltd	849,000	248
Perennial Energy Holdings Ltd	245,000	47
Samsonite International SA *	5,244,500	13,318
Skyworth Group Ltd	662,000	331
Swire Pacific Ltd, Cl A	5,067,000	33,852
Wharf Real Estate Investment Co Ltd	160,000	790
		73,064

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	86,492	701
OTP Bank Nyrt	95,988	2,980
		3,681

India — 1.1%
3M India Ltd	498	151
Ahluwalia Contracts India Ltd	4,490	32
Axis Bank Ltd	87,115	963
Bank of Baroda	679,723	1,520
Bank of India	372,150	332
Castrol India Ltd	2,393	3
CESC Ltd	55,427	46
CG Power & Industrial Solutions Ltd	243,758	1,158
Coal India Ltd	2,914,736	8,500
Cummins India Ltd	94,516	2,011
Cyient Ltd	78,160	1,226
DB Corp Ltd	11,535	19
DLF Ltd	217,494	1,248
Federal Bank Ltd	719,977	1,090
GAIL India Ltd	722,142	915
Gillette India Ltd	648	34
Gujarat Industries Power Co Ltd	42,932	49
Gujarat Pipavav Port Ltd	184,639	240
Gujarat State Petronet Ltd	60,145	218
HDFC Bank Ltd ADR	427,625	27,539
Hindustan Aeronautics Ltd	137,814	5,192
ICICI Bank Ltd	325,331	3,732
Indian Bank	77,796	254
Ingersoll Rand India Ltd	2,967	98
Intellect Design Arena Ltd	27,852	197
ITC Ltd	543,274	2,925
J Kumar Infraprojects Ltd	9,170	28
JSW Energy Ltd	295,527	908
Karnataka Bank Ltd/The	46,453	85
Karur Vysya Bank Ltd/The	467,036	599
Kirloskar Pneumatic Co Ltd	3,479	24
Kotak Mahindra Bank Ltd	89,290	2,174
KPIT Technologies Ltd	88,255	1,134
Manappuram Finance Ltd	108,442	145
NCC Ltd/India	198,742	286
NHPC Ltd	1,860,563	977
Oracle Financial Services Software Ltd	17,989	790

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Polycab India Ltd	8,218	$340
Power Finance Corp Ltd	768,853	1,695
Ram Ratna Wires Ltd	11,455	31
Shanthi Gears Ltd	17,918	94
State Bank of India	408,699	2,865
Tech Mahindra Ltd	501,164	6,758
Ujjivan Financial Services Ltd	97,734	427
Varun Beverages Ltd	93,807	1,921
WNS Holdings Ltd ADR *	37,549	2,918
Wonderla Holidays Ltd	60,863	367
		84,258

Indonesia — 0.2%
ABM Investama Tbk PT	129,467	24
Adaro Energy Indonesia Tbk PT	10,388,420	1,414
Alam Sutera Realty Tbk PT *	2,571,500	30
Bank Central Asia Tbk PT	3,069,500	1,853
Bank Rakyat Indonesia Persero Tbk PT	13,369,900	4,973
Ciputra Development Tbk PT	2,090,383	149
Elnusa Tbk PT	3,901,400	86
Energi Mega Persada Tbk PT *	5,896,700	85
Hanjaya Mandala Sampoerna Tbk PT	10,683,400	698
Indah Kiat Pulp & Paper Tbk PT	44,300	20
Indofood Sukses Makmur Tbk PT	552,676	262
Jaya Konstruksi Manggala Pratama Tbk PT *	2,342,500	16
Prima Andalan Mandiri Tbk PT	235,775	71
Rmk Energy Tbk PT *	220,500	13
Sumber Alfaria Trijaya Tbk PT	851,500	150
Surya Semesta Internusa Tbk PT *	4,717,400	139
Triputra Agro Persada PT	4,821,827	167
United Tractors Tbk PT	4,583,075	6,795
		16,945

Ireland — 1.7%
Accenture PLC, Cl A	86,288	26,397
AerCap Holdings NV *	18,139	1,036
AIB Group PLC	6,500,000	26,554
Aon PLC, Cl A	108,856	33,559
Bank of Ireland Group PLC	1,536,067	14,401
Greencore Group PLC *	2,947,980	2,929
ICON PLC *	99,596	21,217
		126,093

Israel — 1.2%
Bank Hapoalim BM	541,910	4,356
Check Point Software Technologies Ltd *	381,739	47,645
First International Bank Of Israel Ltd/The (A)	26,172	985
Inmode Ltd *	115,483	3,646
Isracard Ltd	18	–
Monday.com Ltd *(A)	25,647	4,621
Nice Ltd ADR *	88,433	18,212
Perion Network Ltd *	28,921	890

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wix.com Ltd *	112,921	$8,607
		88,962

Italy — 1.0%
Azimut Holding SpA	74,939	1,484
Banca IFIS SpA	26,497	395
Banca Mediolanum SpA	98,679	829
Brunello Cucinelli SpA	16,626	1,430
Buzzi SpA	41,504	945
CNH Industrial NV	377,693	4,812
Coca-Cola HBC AG	72,491	2,146
Danieli & C Officine Meccaniche SpA	5,930	107
Enel SpA	3,622,727	22,625
Ferrari NV	13,624	3,872
Infrastrutture Wireless Italiane SpA	151,183	1,918
Intesa Sanpaolo SpA	2,321,843	5,336
Iveco Group NV *	214,898	1,600
Moncler SpA	13,129	886
Piaggio & C SpA	121,730	468
PRADA SpA	253,200	1,693
Prysmian SpA	51,969	1,921
Recordati Industria Chimica e Farmaceutica SpA	17,921	776
Sanlorenzo SpA/Ameglia	1,602	63
Stellantis NV	54,122	818
Terna - Rete Elettrica Nazionale	112,407	939
UniCredit SpA	917,248	17,518
Unipol Gruppo SpA	28,551	142
		72,723

Japan — 11.1%
77 Bank Ltd/The	63,200	1,101
A&D HOLON Holdings Co Ltd	7,000	82
ABC-Mart Inc	55,700	3,022
Adastria Co Ltd	44,200	878
Ad-sol Nissin Corp	1,900	23
Advantest Corp	223,200	28,612
Aeon Delight Co Ltd	3,300	70
AEON Financial Service Co Ltd	199,300	1,698
Aeon Mall Co Ltd	150,700	1,897
Ai Holdings Corp	16,600	270
Aisan Industry Co Ltd	22,900	159
Ajinomoto Co Inc	128,000	4,966
Akita Bank Ltd/The	2,200	26
Alfresa Holdings Corp	2,000	30
Alps Logistics Co Ltd	3,300	31
Amano Corp	3,100	64
ANA Holdings Inc *	249,000	5,516
Anest Iwata Corp	3,900	30
Anritsu Corp	113,600	977
AOKI Holdings Inc	17,400	103
Arealink Co Ltd	2,000	31
Artner Co Ltd	6,300	66

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Asahi Co Ltd	2,700	$24
Asahi Group Holdings Ltd	612,300	23,705
ASAHI YUKIZAI CORP	2,000	53
Ateam Inc	20,100	101
Atrae Inc *	19,300	101
Avant Group Corp	13,200	129
Avex Inc	3,900	42
Awa Bank Ltd/The	10,100	143
Axell Corp	17,000	171
Bank of Iwate Ltd/The	5,400	78
Bank of Kyoto Ltd/The	45,100	2,108
Bank of Saga Ltd/The	1,800	21
Base Co Ltd	1,600	63
baudroie inc *	2,700	104
BayCurrent Consulting Inc	41,500	1,518
Benefit One Inc	9,500	104
Bewith Inc	9,400	123
BIPROGY Inc	141,000	3,396
Brother Industries Ltd	2,314,300	33,526
Business Engineering Corp	3,200	75
Capcom Co Ltd (A)	257,560	10,028
Carlit Holdings Co Ltd	17,500	88
Central Security Patrols Co Ltd	8,200	159
Ceres Inc/Japan	8,700	67
Chiba Bank Ltd/The	488,700	3,047
Chikaranomoto Holdings Co Ltd	3,600	37
Chino Corp	2,200	35
Chiyoda Integre Co Ltd	1,400	23
Chori Co Ltd	3,400	62
Chuetsu Pulp & Paper Co Ltd	3,300	28
Chuo Warehouse Co Ltd	3,900	28
CMK Corp	13,700	43
COLOPL Inc *	148,800	707
Credit Saison Co Ltd	83,600	1,146
Creek & River Co Ltd	1,800	25
CTS Co Ltd	4,400	23
Cube System Inc	2,800	23
Cybernet Systems Co Ltd	6,600	40
Cybozu Inc	11,700	203
Dai-Dan Co Ltd	4,500	79
Daihatsu Diesel Manufacturing Co Ltd	22,200	100
Daihen Corp	2,500	90
Dainichiseika Color & Chemicals Manufacturing Co Ltd	2,400	32
Daisue Construction Co Ltd	3,500	31
Descente Ltd	4,000	110
Digital Arts Inc	9,300	377
Digital Information Technologies Corp	4,800	51
dip Corp	1,200	29
Disco Corp	2,500	364
DMG Mori Co Ltd	45,900	770
Doshisha Co Ltd	1,200	18

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ebase Co Ltd	5,000	$28
Ehime Bank Ltd/The	6,800	38
Eiken Chemical Co Ltd	34,900	368
Elecom Co Ltd	47,500	497
Elematec Corp	9,500	116
en Japan Inc	17,000	283
Enigmo Inc	30,100	83
Entrust Inc	3,400	22
ESPEC Corp	1,700	25
Exedy Corp	2,300	35
F&M Co Ltd	1,400	20
Fabrica Communications Co Ltd	2,600	52
Fancl Corp	76,000	1,234
FINDEX Inc	8,500	35
Fixstars Corp	10,100	97
FP Partner Inc	1,900	108
Fudo Tetra Corp	2,000	25
Fuji Corp/Aichi	33,600	548
Fuji Kyuko Co Ltd	26,200	971
FUJIFILM Holdings Corp	155,200	9,479
Fujikura Composites Inc	8,500	55
Fujitsu Ltd	142,000	18,010
FuKoKu Co Ltd	3,700	30
Fukui Computer Holdings Inc	3,300	64
Fukuoka Financial Group Inc	480,900	8,915
Furyu Corp	9,600	72
Future Corp	2,700	33
Gakken Holdings Co Ltd	18,400	112
Gakujo Co Ltd	11,500	143
Goldwin Inc	3,700	311
Greens Co Ltd	2,700	26
GungHo Online Entertainment Inc *	128,800	2,489
Gunma Bank Ltd/The	370,900	1,325
H2O Retailing Corp	81,300	845
Heiwa Corp	14,700	245
Hibiya Engineering Ltd	2,300	36
Hino Motors Ltd *	103,400	460
Hioki EE Corp	1,200	77
Hisamitsu Pharmaceutical Co Inc	35,200	904
Hitachi Ltd	313,100	18,031
Hito Communications Holdings Inc	2,700	28
Hodogaya Chemical Co Ltd	1,000	22
Hokko Chemical Industry Co Ltd	4,000	25
Horiba Ltd	13,900	761
Hoshizaki Corp	9,700	349
Hosokawa Micron Corp	3,800	74
Hoya Corp	153,500	19,298
Hyakujushi Bank Ltd/The	9,400	118
I K K Holdings Inc	6,900	31
IBJ Inc	8,000	39
Ichikoh Industries Ltd	29,600	106
I'll Inc	1,500	28

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
IMAGICA GROUP Inc	10,300	$41
I-NE Co Ltd *	3,100	68
Intelligent Wave Inc	4,300	23
I-PEX Inc	6,700	63
Iriso Electronics Co Ltd	8,900	271
ISB Corp	4,900	55
Isetan Mitsukoshi Holdings Ltd	269,400	2,727
Ishihara Sangyo Kaisha Ltd	3,800	34
Isuzu Motors Ltd	1,529,400	17,777
ITmedia Inc	9,800	87
Iwatani Corp	51,700	2,442
Japan Aviation Electronics Industry Ltd	4,400	79
Japan Electronic Materials Corp	14,900	170
Japan Exchange Group Inc	11,100	181
Japan Lifeline Co Ltd	36,300	268
Japan Medical Dynamic Marketing Inc	13,400	88
Japan Post Holdings Co Ltd	5,100,000	35,937
Japan Post Insurance Co Ltd	245,200	3,680
Japan Transcity Corp	6,000	25
JCU Corp	2,300	57
Jeol Ltd	17,300	599
JK Holdings Co Ltd	3,500	24
Justsystems Corp	6,400	193
Kakaku.com Inc	46,700	678
Kamakura Shinsho Ltd *	21,400	125
Kamigumi Co Ltd	87,700	1,949
Kanaden Corp	3,400	29
Kao Corp	491,500	17,157
Kaonavi Inc *	5,500	89
KAWADA TECHNOLOGIES Inc	2,700	95
Kawasaki Kisen Kaisha Ltd	33,000	740
KDDI Corp	271,400	8,335
Keihan Holdings Co Ltd	58,800	1,488
Keikyu Corp	191,500	1,798
Keyence Corp	18,600	9,026
Kimura Unity Co Ltd	4,900	37
Kitz Corp	17,100	124
KNT-CT Holdings Co Ltd *	2,700	27
Koa Corp	3,000	36
Koatsu Gas Kogyo Co Ltd	5,100	26
Kobayashi Pharmaceutical Co Ltd	11,700	660
Komatsu Ltd	1,346,600	31,729
Konica Minolta Inc	527,500	1,752
Konoike Transport Co Ltd	4,400	48
Kotobuki Spirits Co Ltd	12,800	962
Kuraray Co Ltd	100,700	950
Kyodo Printing Co Ltd	1,700	33
Kyosan Electric Manufacturing Co Ltd	7,600	23
LAC Co Ltd	6,400	32
LaKeel Inc *	5,000	92
Lasertec Corp	8,900	1,379
Lawson Inc	11,400	496

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Life Corp	3,100	$63
Lifedrink Co Inc	2,700	69
LIFULL Co Ltd *	47,500	82
Macbee Planet Inc *(A)	1,300	150
Macnica Holdings Inc	46,300	1,687
Makita Corp	696,300	18,838
Mandom Corp	5,600	59
Mani Inc	7,700	90
MarkLines Co Ltd	3,400	57
Marui Group Co Ltd	217,100	3,635
Maruzen Showa Unyu Co Ltd	1,200	31
Matching Service Japan Co Ltd	6,600	47
Maxell Ltd	19,100	197
Mazda Motor Corp	420,900	3,597
Media Do Co Ltd	17,800	171
Medipal Holdings Corp	185,800	2,923
Megachips Corp	13,300	328
Meidensha Corp	17,700	235
Meisei Industrial Co Ltd	17,100	112
Micronics Japan Co Ltd *	9,000	114
MIMAKI ENGINEERING CO LTD	10,100	52
Mimasu Semiconductor Industry Co Ltd	6,800	146
MINEBEA MITSUMI Inc	830,500	15,984
Miroku Jyoho Service Co Ltd	11,800	127
Mitani Sangyo Co Ltd	10,700	23
Mitsuba Corp	8,200	40
Mitsubishi Electric Corp	733,100	9,545
Mitsubishi HC Capital Inc	171,400	929
Mitsubishi Heavy Industries Ltd	138,300	5,846
Mitsubishi Kakoki Kaisha Ltd	1,800	31
Mitsubishi Materials Corp	152,100	2,531
Mitsubishi Shokuhin Co Ltd	3,900	101
Mitsubishi UFJ Financial Group Inc	2,943,600	19,646
Mitsui High-Tec Inc	13,800	918
Miura Co Ltd	16,200	430
MIXI Inc	264,700	5,168
Mizuho Financial Group Inc	173,500	2,549
Mizuho Leasing Co Ltd	34,900	1,044
Mizuho Medy Co Ltd	7,100	106
MS&AD Insurance Group Holdings Inc	138,200	4,746
Murata Manufacturing Co Ltd	49,300	2,893
Nagoya Railroad Co Ltd	141,900	2,292
NEC Corp	122,800	5,757
NEOJAPAN Inc	12,800	83
Nexon Co Ltd	41,300	841
Nice Corp	2,600	25
Nichias Corp	13,500	255
Nichirei Corp	85,500	1,827
Nihon Chouzai Co Ltd	5,600	44
Nihon Denkei Co Ltd	4,400	56
Nihon M&A Center Holdings Inc	38,200	267
Nihon Parkerizing Co Ltd	9,200	67

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nihon Trim Co Ltd	2,800	$56
Nikon Corp	4,550,000	50,445
Nintendo Co Ltd	47,900	2,035
Nippon Shinyaku Co Ltd	19,200	877
Nippon Thompson Co Ltd	41,300	164
Nissan Motor Co Ltd	561,300	2,101
Nissan Tokyo Sales Holdings Co Ltd	86,600	200
Nissha Co Ltd	23,200	262
Nissin Corp	2,100	36
Nissin Foods Holdings Co Ltd	53,600	4,561
Nisso Corp	8,500	52
Nissui Corp	498,700	2,234
Nitori Holdings Co Ltd	19,800	2,408
Nitto Kohki Co Ltd	2,900	41
Nitto Seiko Co Ltd	5,400	22
Nittoc Construction Co Ltd	6,400	44
Nomura Real Estate Holdings Inc	59,000	1,425
Noritsu Koki Co Ltd	5,300	83
Noritz Corp	7,900	99
NS Solutions Corp	8,600	249
NSD Co Ltd	2,000	39
Obara Group Inc	1,400	40
OBIC Business Consultants Co Ltd	5,200	189
Obic Co Ltd	23,500	3,800
Ohara Inc	1,635	14
Okabe Co Ltd	6,100	33
Okamoto Machine Tool Works Ltd	1,000	40
Okamura Corp	11,400	140
One Career Inc *	4,900	139
Onward Holdings Co Ltd	84,200	224
Open House Group Co Ltd	61,700	2,367
Optim Corp *	26,600	199
Optorun Co Ltd	20,300	336
Oracle Corp Japan *	29,800	2,278
ORIX Corp	1,239,800	21,080
Oro Co Ltd	4,600	78
OSG Corp	17,400	239
Otsuka Corp	115,800	4,360
Otsuka Holdings Co Ltd	38,700	1,433
Panasonic Holdings Corp	155,900	1,630
Pasco Corp	2,300	26
PC Depot Corp	46,600	159
PCA Corp	2,600	22
Pegasus Co Ltd	4,100	16
Persol Holdings Co Ltd	10,800	204
Pickles Holdings Co Ltd	3,100	27
Pigeon Corp	287,400	4,079
Plus Alpha Consulting Co Ltd	22,600	507
Port Inc *	5,500	65
PR Times Inc *	7,200	71
Prestige International Inc	15,900	70
Pronexus Inc	16,200	111

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Proto Corp	3,800	$30
QB Net Holdings Co Ltd	3,500	37
Qol Holdings Co Ltd	18,600	210
Raccoon Holdings Inc	19,400	99
Rasa Corp	4,500	42
Recruit Holdings Co Ltd	170,900	5,248
Relo Group Inc	103,500	1,453
Renesas Electronics Corp *	60,600	993
Resona Holdings Inc	3,807,600	17,265
Resonac Holdings Corp *	910,300	13,897
Rheon Automatic Machinery Co Ltd	1,622	17
Ricoh Co Ltd	130,500	1,089
Riken Keiki Co Ltd	2,000	68
Riso Kagaku Corp	2,300	36
Rix Corp	1,400	27
Rohm Co Ltd	28,300	2,392
Rohto Pharmaceutical	91,900	1,954
RS Technologies Co Ltd *	5,100	115
Ryobi Ltd	23,000	254
Sakai Heavy Industries Ltd	1,000	31
Sakai Moving Service Co Ltd	1,000	32
San ju San Financial Group Inc	5,300	57
Sangetsu Corp	19,500	344
Sanken Electric Co Ltd	31,600	2,520
Sansan Inc *	40,900	500
Sansha Electric Manufacturing Co Ltd	3,900	35
Santen Pharmaceutical Co Ltd	43,100	391
Sanwa Holdings Corp	16,200	189
Sanyo Denki Co Ltd	1,000	53
Sanyo Shokai Ltd	11,300	127
Sato Holdings Corp	5,900	79
SB Technology Corp	10,800	186
SBI Shinsei Bank Ltd	104,000	2,091
SCREEN Holdings Co Ltd	13,500	1,410
Scroll Corp	14,000	88
Seiko Epson Corp	105,800	1,605
Seino Holdings Co Ltd	9,200	104
Sekisui Jushi Corp	5,200	75
SERAKU Co Ltd	22,000	253
Seria Co Ltd	19,200	312
Seven & i Holdings Co Ltd	174,600	7,304
SFP Holdings Co Ltd	3,600	47
Shibaura Machine Co Ltd	8,200	255
Shibusawa Warehouse Co Ltd/The	2,400	39
Shikoku Bank Ltd/The	5,700	34
Shimamura Co Ltd	65,100	5,871
Shimano Inc	53,900	8,453
Shinagawa Refractories Co Ltd	1,300	44
Shinnihon Corp	3,800	30
Shinnihonseiyaku Co Ltd	3,300	32
Shinsho Corp	1,200	45
Shionogi & Co Ltd	31,200	1,402

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shizuoka Financial Group Inc	324,400	$2,382
Shofu Inc	1,700	26
SIGMAXYZ Holdings Inc	10,700	84
Sinfonia Technology Co Ltd	4,900	57
SMK Corp	1,400	23
SMS Co Ltd *	551,600	11,457
Sodick Co Ltd	12,000	60
Sojitz Corp	52,500	1,050
Solasto Corp	5,400	23
Sompo Holdings Inc	31,700	1,291
Sosei Group Corp *	43,700	981
Sotetsu Holdings Inc	54,800	1,001
Speee Inc *(A)	5,500	75
Sprix Inc	2,400	14
Star Micronics Co Ltd	14,100	183
Studio Alice Co Ltd	1,600	24
Subaru Corp	1,033,300	17,742
Subaru Enterprise Co Ltd	500	33
SUMCO Corp	62,900	896
Sumitomo Heavy Industries Ltd	8,800	196
Sumitomo Mitsui Construction Co Ltd	41,600	104
Sumitomo Mitsui Financial Group Inc	171,500	6,970
Sumitomo Realty & Development Co Ltd	39,100	943
Sumitomo Riko Co Ltd	12,600	68
Sun Corp	4,400	54
Sundrug Co Ltd	35,000	995
Suntory Beverage & Food Ltd	88,200	3,239
Sun-Wa Technos Corp	8,400	130
Suzuken Co Ltd/Aichi Japan	7,700	193
Suzuki Co Ltd	6,500	42
System Research Co Ltd	1,600	27
System Support Inc	1,800	24
Systena Corp	44,900	97
T RAD Co Ltd	2,700	34
T&D Holdings Inc	455,700	6,204
Tadano Ltd	3,300	24
Taiho Kogyo Co Ltd, Cl A	5,300	29
Takara Standard Co Ltd	12,500	153
Takashimaya Co Ltd	359,900	4,827
Takeda Pharmaceutical Co Ltd	492,500	15,584
Takeuchi Manufacturing Co Ltd	8,900	240
Takuma Co Ltd	22,400	228
Tayca Corp	4,400	39
TechMatrix Corp	9,400	124
Teikoku Electric Manufacturing Co Ltd	10,100	163
Temairazu Inc	4,000	111
Tera Probe Inc	2,400	53
TIS Inc	112,100	3,137
Tocalo Co Ltd	4,100	40
Tochigi Bank Ltd/The	17,500	29
Toei Animation Co Ltd	121,500	11,279
Toho Holdings Co Ltd	36,400	662

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tokio Marine Holdings Inc	316,300	$7,118
Tokuyama Corp	71,400	1,102
Tokyo Seimitsu Co Ltd	39,600	1,718
Tokyotokeiba Co Ltd	9,500	271
Tokyu Fudosan Holdings Corp	834,300	4,443
Tomy Co Ltd	39,700	469
Topcon Corp	22,500	313
Toray Industries Inc	2,154,900	11,370
Toshiba TEC Corp	1,100	32
Toyo Engineering Corp *	25,300	95
Toyo Suisan Kaisha Ltd	56,300	2,454
Trancom Co Ltd	600	28
Transcosmos Inc *	8,700	205
Trend Micro Inc/Japan *	97,000	4,610
Tri Chemical Laboratories Inc	6,600	117
Trusco Nakayama Corp	6,700	101
Tsubakimoto Chain Co	4,700	111
Tsugami Corp	17,900	168
Tsuruha Holdings Inc	7,400	511
Uluru Co Ltd *	700	8
Ulvac Inc	2,100	85
Union Tool Co	1,900	43
Unipres Corp	11,000	77
United Arrows Ltd	24,400	412
USS Co Ltd	2,400	39
V Technology Co Ltd	7,200	133
ValueCommerce Co Ltd	9,800	98
VINX Corp	6,700	69
Vision Inc/Tokyo Japan *	6,900	85
Visional Inc *	16,400	838
Waseda Academy Co Ltd	3,800	37
West Japan Railway Co	44,400	1,856
Will Group Inc	3,600	26
WingArc1st Inc	3,000	51
Wowow Inc	2,300	17
Xebio Holdings Co Ltd	13,700	109
YAMABIKO Corp	4,300	44
YAMADA Consulting Group Co Ltd	2,000	24
Yamae Group Holdings Co Ltd	9,100	159
Yamaichi Electronics Co Ltd	10,700	159
Yamashin-Filter Corp	19,900	45
Yamato Holdings Co Ltd	167,900	3,068
Yamazen Corp	12,800	93
Yokogawa Electric Corp	140,500	2,647
Yokohama Rubber Co Ltd/The	164,400	3,451
Yokowo Co Ltd	11,200	138
Yondenko Corp	1,900	28
Yorozu Corp	4,600	26
Yossix Holdings Co Ltd	7,500	119
Yushin Precision Equipment Co Ltd	5,700	28
Zensho Holdings Co Ltd	92,500	3,761
ZIGExN Co Ltd	34,200	166

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ZOZO Inc	51,400	$1,046
		820,222

Kuwait — 0.0%
Boubyan Bank KSCP	965,281	1,882

Luxembourg — 0.3%
ArcelorMittal SA	874,930	21,668

Macao — 0.8%
Galaxy Entertainment Group Ltd *	3,981,000	24,690
Sands China Ltd *	9,642,400	31,224
Wynn Macau Ltd *	1,120,400	959
		56,873

Malaysia — 0.0%
Alliance Bank Malaysia Bhd	211,000	158
British American Tobacco Malaysia Bhd	14,600	32
Carlsberg Brewery Malaysia Bhd	6,500	29
Fraser & Neave Holdings Bhd	8,200	45
Genting Plantations Bhd (Malaysia)	18,900	25
Heineken Malaysia Bhd	52,700	303
Hong Leong Financial Group Bhd	63,920	240
Jaya Tiasa Holdings BHD	301,300	40
Malayan Flour Mills Bhd	90,100	13
Pantech Group Holdings Bhd	216,400	35
QL Resources Bhd	469,400	564
		1,484

Mexico — 0.6%
America Movil SAB de CV	20,141,200	21,232
Arca Continental SAB de CV	130,300	1,312
Banco del Bajio SA	475,300	1,489
Coca-Cola Femsa SAB de CV ADR	16,295	1,349
Grupo Aeroportuario del Pacifico SAB de CV, Cl B	64,800	1,137
Qualitas Controladora SAB de CV	117,900	794
Southern Copper Corp	92,490	6,176
Ternium SA ADR	220,521	8,228
Wal-Mart de Mexico SAB de CV	408,300	1,547
		43,264

Netherlands — 4.9%
ABN AMRO Bank NV	540,911	7,846
ASML Holding NV	48,233	34,529
BE Semiconductor Industries NV	10,038	1,103
EXOR NV	17,408	1,441
HAL Trust	2,129	281
Heineken Holding NV	15,092	1,280
ING Groep NV	4,489,278	55,077
Koninklijke Ahold Delhaize NV	1,231,436	38,939
Koninklijke Philips NV *	3,503,429	65,908
Koninklijke Vopak NV	65,018	2,277
NN Group NV	463,359	16,657
QIAGEN NV *	23,305	1,052

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Randstad NV	612,952	$29,968
Signify NV	1,550,000	39,395
TomTom NV *	3,305	25
Universal Music Group NV	688,259	13,574
Van Lanschot Kempen NV	23,755	648
Wolters Kluwer NV	449,885	51,224
		361,224

New Zealand — 0.0%
Auckland International Airport Ltd *	263,430	1,401
Mainfreight Ltd	60	3
		1,404

Norway — 0.6%
AutoStore Holdings Ltd *	3,312,781	6,954
DNB Bank ASA	264,634	4,413
Equinor ASA (A)	776,028	19,761
Gjensidige Forsikring ASA	611,632	10,237
Hoegh Autoliners ASA	23,870	133
Kongsberg Gruppen ASA	16,965	677
MPC Container Ships ASA	291,948	547
Norsk Hydro ASA (A)	264,612	1,593
Opera Ltd ADR *	3,447	54
		44,369

Peru — 0.0%
Cia de Minas Buenaventura SAA ADR	166,068	1,131
Credicorp Ltd	7,377	955
		2,086

Philippines — 0.0%
BDO Unibank Inc	651,606	1,578
International Container Terminal Services Inc	238,600	829
LT Group Inc	134,400	23
SM Investments Corp	75,110	1,242
		3,672

Poland — 0.1%
Bank Handlowy w Warszawie SA	7,685	149
Budimex SA	282	22
Cognor Holding SA	17,446	29
Enea SA *	10,963	17
Eurocash SA	17,597	69
LiveChat Software SA	886	28
PGE Polska Grupa Energetyczna SA *	428,413	676
PlayWay SA	252	23
Powszechny Zaklad Ubezpieczen SA	1,005,103	9,117
STS Holding SA	15,654	72
TEN Square Games SA (A)	9,375	181
		10,383

Portugal — 0.2%
EDP - Energias de Portugal SA	261,730	1,273

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Jeronimo Martins SGPS SA	456,715	$10,994
		12,267

Qatar — 0.1%
Aamal Co	623,035	140
Industries Qatar QSC	642,891	2,116
Ooredoo QPSC	654,105	1,907
Qatar Insurance Co SAQ *	283,249	159
Qatar National Bank QPSC	928,791	4,085
Qatari Investors Group QSC	229,054	109
		8,516

Romania — 0.0%
NEPI Rockcastle NV	362,051	2,058

Russia — 0.0%
Globaltrans Investment PLC GDR *(B)	6,013	–

Saudi Arabia — 1.0%
Abdullah Al Othaim Markets Co	2,479	90
Al Hammadi Holding	76,000	1,039
Alamar Foods	4,904	171
Arab National Bank	103,885	705
Arabian Cement Co/Saudi Arabia	61,495	616
Arabian Centres Co Ltd	25,802	142
Arabian Internet & Communications Services Co	31,837	2,496
Astra Industrial Group	142,790	2,749
Banque Saudi Fransi	8,566	91
Bawan Co	63,991	563
Co for Cooperative Insurance/The	24,800	752
Dar Al Arkan Real Estate Development Co *	664,375	2,728
Dr Sulaiman Al Habib Medical Services Group Co	36,437	2,594
Electrical Industries Co *	3,670	40
Elm Co	42,038	5,030
Etihad Etisalat Co	1,201,344	13,772
Gulf Insurance Group	10,272	79
Mobile Telecommunications Co Saudi Arabia	636,554	2,339
Mouwasat Medical Services Co	22,793	1,367
Nahdi Medical Co	18,708	849
National Co for Learning & Education	5,919	179
Saudi Basic Industries Corp	878,500	20,658
Saudi Electricity Co	1,116,359	6,429
Saudi Investment Bank/The	192,167	862
Saudi Marketing Co	9,715	71
Saudi Telecom Co	663,747	7,654
Saudia Dairy & Foodstuff Co	7,370	603
Savola Group/The	28,214	270
Tabuk Cement Co *	16,455	70
		75,008

Singapore — 0.3%
DBS Group Holdings Ltd	228,900	5,119

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genting Singapore Ltd	11,213,800	$8,360
Jardine Cycle & Carriage Ltd	55,600	1,327
Mapletree Logistics Trust ‡	703,200	862
Marco Polo Marine Ltd *	1,552,200	57
Oversea-Chinese Banking Corp Ltd	157,500	1,426
Sea Ltd ADR *	13,855	795
Sembcorp Industries Ltd	471,400	1,750
Singapore Airlines Ltd	921,500	4,360
		24,056

South Africa — 0.5%
AECI Ltd	10,310	44
ArcelorMittal South Africa Ltd *	135,846	24
Astral Foods Ltd	5,512	40
Clicks Group Ltd	1,398,465	16,549
DRDGOLD Ltd ADR	7,770	90
Exxaro Resources Ltd	104,149	842
Gold Fields Ltd ADR	101,239	1,531
Growthpoint Properties Ltd ‡	2,379,202	1,403
Ninety One Ltd	15,696	32
Old Mutual Ltd (A)	491,051	264
Sanlam Ltd	1,070,837	2,804
Sappi Ltd (A)	106,592	235
Standard Bank Group Ltd	106,461	814
Thungela Resources Ltd	34,176	238
Tiger Brands Ltd	2,063,545	15,655
Zeda Ltd/South Africa *	7,065	3
		40,568

South Korea — 4.1%
Ahnlab Inc	6,320	300
BNK Financial Group Inc	875,082	4,424
Celltrion Pharm Inc *	15,145	972
Daeduck Co Ltd	8,141	41
Daishin Securities Co Ltd	9,096	92
DGB Financial Group Inc	134,012	708
Echo Marketing Inc	10,040	85
Fila Holdings Corp	1,250,000	34,234
GS Holdings Corp	6,988	203
Hana Financial Group Inc	559,876	17,485
HD Hyundai Construction Equipment Co Ltd	8,614	388
Hyundai Motor Co	9,887	1,490
Innocean Worldwide Inc	1,509	44
InnoWireless Co Ltd	2,096	44
JASTECH Ltd	4,134	27
KB Financial Group Inc	358,174	12,953
Kia Corp	42,056	2,722
KT&G Corp	685,000	43,146
LG Chem Ltd	1,755	916
LG Corp	615,460	39,879
LG Electronics Inc	178,779	16,541
LG Energy Solution Ltd *	2,267	1,023
LG HelloVision Co Ltd	10,849	36

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LG Uplus Corp	272,002	$2,303
Lock&Lock Co Ltd	5,109	23
Lotte Data Communication Co	2,142	46
Meritz Financial Group Inc	29,314	993
Mgame Corp *	3,992	24
Multicampus Co Ltd	1,193	31
OCI Co Ltd/New *	3,312	361
OCI Holdings Co Ltd	7,310	475
Sajodaerim Corp	1,585	34
Samsung Biologics Co Ltd *	1,735	1,025
Samsung Card Co Ltd	11,760	266
Samsung Electronics Co Ltd	1,758,550	94,602
Seoyon E-Hwa Co Ltd	7,172	104
Shinhan Financial Group Co Ltd	528,798	13,965
SJ Group Co Ltd	2,025	20
SK Hynix Inc	14,181	1,160
SK Telecom Co Ltd	225,840	8,457
Taeyoung Engineering & Construction Co Ltd	9,770	29
TK Corp	13,412	182
Tongyang Life Insurance Co Ltd *	18,051	51
Unid Co Ltd	3,050	140
		302,044

Spain — 1.4%
Amadeus IT Group SA, Cl A	410,900	29,306
CaixaBank SA	4,610,045	16,843
Cia de Distribucion Integral Logista Holdings SA	39,194	972
Iberdrola SA	206,761	2,513
Industria de Diseno Textil SA	1,664,579	55,527
Vidrala SA	8,644	818
		105,979

Sweden — 2.0%
Alfa Laval AB	37,759	1,352
Assa Abloy AB, Cl B	812,525	17,977
Atlas Copco AB, Cl A	834,696	12,121
Beijer Ref AB, Cl B	102,639	1,514
Biotage AB	3,704	48
Epiroc AB, Cl A	46,642	814
Essity AB, Cl B	995,131	26,370
Fortnox AB	228,973	1,471
H & M Hennes & Mauritz AB, Cl B	1,811,443	22,542
Hexagon AB, Cl B	1,553,050	17,951
Inwido AB	23,366	207
Lifco AB, Cl B	15,995	337
Munters Group AB	120,555	1,456
Mycronic AB	3,748	83
Nibe Industrier AB, Cl B	179,606	1,709
Rvrc Holding AB	11,989	34
Saab AB, Cl B	16,256	882
Securitas AB, Cl B	2,947,539	21,644

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SKF AB, Cl B	101,746	$1,607
SSAB AB, Cl B	146,288	903
Svenska Handelsbanken AB, Cl A	461,691	3,637
Volvo AB, Cl B	780,875	14,368
Wihlborgs Fastigheter AB	160,450	1,144
		150,171

Switzerland — 4.4%
ABB Ltd	216,856	7,890
Belimo Holding AG	1,065	483
BKW AG	7,559	1,350
Calida Holding AG	1,116	49
Cie Financiere Richemont SA, Cl A	196,216	31,027
dormakaba Holding AG	273	124
Dufry AG *	19,526	879
Georg Fischer AG	21,284	1,398
Holcim AG	45,799	2,813
Julius Baer Group Ltd	277,262	16,876
Kuehne + Nagel International AG	68,572	19,436
Nestle SA	269,920	31,859
Novartis AG	187,230	17,852
On Holding AG, Cl A *	38,888	1,067
Partners Group Holding AG	23,514	21,113
Roche Holding AG	176,660	55,695
Schindler Holding AG	28,963	5,975
Sonova Holding AG	16,574	4,232
Straumann Holding AG	28,412	4,137
Swatch Group AG/The, Cl B	239,067	70,767
Swiss Life Holding AG	2,074	1,193
Swiss Re AG	9,472	945
Swisscom AG	9,077	5,727
u-blox Holding AG	3,173	408
UBS Group AG	1,108,015	20,896
Vontobel Holding AG	15,640	996
Zehnder Group AG	2,587	201
		325,388

Taiwan — 3.6%
Accton Technology Corp	184,000	2,114
Acer Inc	621,000	623
ACES Electronic Co Ltd	45,000	44
Advantech Co Ltd	178,000	2,358
Ampire Co Ltd	121,000	147
Asustek Computer Inc	1,139,000	11,306
Axiomtek Co Ltd	20,000	52
Chicony Electronics Co Ltd	170,000	586
Chief Telecom Inc	3,000	35
Chin-Poon Industrial Co Ltd	77,000	79
Chipbond Technology Corp	310,000	676
ChipMOS Technologies Inc	143,000	184
Chung-Hsin Electric & Machinery Manufacturing Corp	367,000	1,368
Compal Electronics Inc	1,854,000	1,680

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cyberlink Corp	55,000	$168
CyberPower Systems Inc	43,000	265
eMemory Technology Inc	50,000	2,994
Ennoconn Corp	24,000	222
Evergreen Marine Corp Taiwan Ltd	2,610,800	13,000
Formosa Advanced Technologies Co Ltd	34,000	48
Gemtek Technology Corp	211,000	216
General Interface Solution Holding Ltd	702,184	1,680
General Plastic Industrial Co Ltd	29,000	32
Getac Holdings Corp	43,000	97
Gigabyte Technology Co Ltd	265,000	1,608
Grand Process Technology Corp	4,000	62
Hannstar Board Corp	113,000	155
Harvatek Corp	147,000	112
Himax Technologies Inc ADR (A)	15,242	105
Holtek Semiconductor Inc	457,000	1,046
Hon Hai Precision Industry Co Ltd	8,884,000	30,791
Hua Nan Financial Holdings Co Ltd	2,005,000	1,452
Innodisk Corp	63,000	687
International Games System Co Ltd	128,000	2,362
Inventec Corp	1,086,000	1,302
ITE Technology Inc	66,000	241
Jarllytec Co Ltd	48,000	114
Kaori Heat Treatment Co Ltd	86,000	690
Keystone Microtech Corp	31,000	220
King Yuan Electronics Co Ltd	179,000	315
L&K Engineering Co Ltd	193,000	394
Lanner Electronics Inc	44,000	195
Largan Precision Co Ltd	580,000	42,753
Lite-On Technology Corp	1,403,000	4,064
Lotes Co Ltd	279,000	7,908
Micro-Star International Co Ltd	100,000	540
Mitac Holdings Corp	210,000	218
Novatek Microelectronics Corp	1,461,311	20,236
Pixart Imaging Inc	53,000	190
Pou Chen Corp	4,924,000	5,072
Powertech Technology Inc	72,000	234
Qisda Corp	369,000	506
Quanta Computer Inc	558,000	2,116
Radiant Opto-Electronics Corp	35,000	134
Raydium Semiconductor Corp	41,000	468
Realtek Semiconductor Corp	1,113,000	13,837
Sanyang Motor Co Ltd	440,000	1,140
Shihlin Electric & Engineering Corp	964,000	4,674
Shin Zu Shing Co Ltd	65,000	198
Shiny Brands Group Co Ltd	10,000	72
Simplo Technology Co Ltd	484,000	4,883
Sitronix Technology Corp	82,000	600
Solteam Inc	40,000	59
Sunonwealth Electric Machine Industry Co Ltd	67,000	189
Sunplus Innovation Technology Inc	21,000	71

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sunrex Technology Corp	89,000	$120
Taiwan Semiconductor Manufacturing Co Ltd	1,250,000	22,700
Taiwan Semiconductor Manufacturing Co Ltd ADR	295,808	29,164
Taiwan Surface Mounting Technology Corp	173,000	569
Taiwan Union Technology Corp	145,000	354
Tatung System Technologies Inc	20,000	42
Teco Electric and Machinery Co Ltd	2,550,000	4,249
United Integrated Services Co Ltd	355,000	2,646
Weblink International Inc	41,000	75
Wistron Corp	4,501,000	9,770
Wistron Information Technology & Services Corp	34,000	132
Wiwynn Corp	26,000	982
Yield Microelectronics Corp	53,146	210
Youngtek Electronics Corp	24,000	52
Yulon Motor Co Ltd	320,000	912
		263,964

Thailand — 1.1%
Advanced Information Technology PCL NVDR	260,200	38
Bangchak Corp PCL NVDR	941,800	866
Bangkok Bank PCL	1,761,600	8,251
Bangkok Bank PCL NVDR	3,596,500	16,846
Bangkok Dusit Medical Services PCL NVDR	1,207,400	980
Banpu PCL NVDR	15,688,300	3,719
Bluebik Group PCL NVDR	12,600	42
Bumrungrad Hospital PCL	140,200	898
Central Pattana PCL NVDR	475,600	922
Delta Electronics Thailand PCL	364,500	1,037
Eastern Water Resources Development and Management PCL NVDR	230,700	33
Kasikornbank PCL NVDR	756,400	2,815
Lam Soon Thailand PCL	90,000	13
LPN Development PCL NVDR	228,700	29
MC Group PCL NVDR	130,000	50
Minor International PCL	9,947,000	9,647
Pruksa Holding PCL	108,900	39
PTT Exploration & Production PCL	324,200	1,300
PTT Exploration & Production PCL NVDR	1,331,100	5,336
Regional Container Lines PCL	185,900	128
Sappe PCL NVDR	26,600	65
SCB X PCL	8,393,900	24,965
SISB PCL NVDR	117,800	134
Star Petroleum Refining PCL NVDR	8,468,400	2,008
Thai Oil PCL	75,169	93
Thai Oil PCL NVDR	324,600	403
Tipco Asphalt PCL NVDR	351,000	184
Union Auction PCL NVDR	173,300	51
		80,892

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Turkey — 0.1%
AG Anadolu Grubu Holding AS, Cl A	20,667	$95
Agesa Hayat ve Emeklilik AS	206,876	293
Akbank TAS	6,100,352	4,657
Logo Yazilim Sanayi Ve Ticaret AS	55,549	146
Migros Ticaret AS	60,435	504
Sok Marketler Ticaret	328,234	431
Turk Hava Yollari AO *	141,414	982
Turkcell Iletisim Hizmetleri AS *	503,867	815
		7,923

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	3,540,358	7,701
Abu Dhabi Islamic Bank PJSC	492,861	1,342
ADNOC Drilling Co PJSC	1,660,293	1,641
Air Arabia PJSC	1,073,929	661
Dubai Islamic Bank PJSC	1,293,778	1,853
Emaar Development PJSC	59,629	84
Emaar Properties PJSC	6,992,558	11,708
Emirates NBD Bank PJSC	563,134	2,093
National Marine Dredging Co *	201,644	1,049
Salik Co PJSC	700,274	564
Sharjah Islamic Bank	89,842	50
		28,746

United Kingdom — 12.6%
AG Barr PLC	5,335	33
Allfunds Group Plc	733,933	4,992
Anglo American PLC	315,500	8,695
Aviva PLC	8,473,697	41,400
Barclays PLC	28,915,890	54,238
BP PLC	7,800,000	43,822
BP PLC ADR	688,939	23,224
Breedon Group PLC	32,313	139
Burberry Group PLC	174,427	4,657
Centrica PLC	1,946,175	2,838
Clarkson PLC	1,023	36
Coca-Cola Europacific Partners PLC	207,021	12,916
Compass Group PLC	39,576	1,080
Concentric AB	431	8
ConvaTec Group PLC	4,790,948	12,042
Crest Nicholson Holdings plc	21,003	63
Dechra Pharmaceuticals PLC	289,541	11,986
Diageo PLC	1,219,711	50,597
Diploma PLC	186,332	7,002
dotdigital group plc	7,099	8
Endava PLC ADR *	22,592	1,102
Entain PLC	718,884	11,752
FDM Group Holdings PLC	9,669	80
Ferrexpo PLC	1,375,760	1,572
Frontier Developments PLC *	6,436	43
GSK PLC	3,126,030	52,165
GSK PLC ADR	51,213	1,721

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HSBC Holdings PLC	3,408,888	$24,949
Hunting PLC	2,292	6
Imperial Brands PLC	1,941,459	40,786
Inchcape PLC	2,604	25
Informa PLC	1,014,866	8,767
Intertek Group PLC	595,518	30,660
Investec PLC	773,765	3,925
ITV PLC	41,519,153	35,918
J Sainsbury PLC	8,402,347	28,180
London Stock Exchange Group PLC	182,071	19,294
Morgan Sindall Group PLC	293	7
NatWest Group PLC	5,261,920	16,930
Ninety One PLC (A)	215,776	434
Nomad Foods Ltd *	599,236	10,217
Pagegroup PLC	123,008	663
QinetiQ Group PLC	12,037	54
Reckitt Benckiser Group PLC	152,803	11,829
RELX PLC	1,027,563	31,999
Rio Tinto PLC ADR	99,157	5,855
Shell PLC	3,310,405	92,201
Smith & Nephew PLC	2,090,780	31,148
Smiths News PLC	201	–
Standard Chartered PLC	7,231,918	56,791
SThree PLC	3,037	14
Tesco PLC	8,183,677	26,453
TORM PLC, Cl A	7,056	178
Travis Perkins PLC	1,198,831	12,974
Unilever PLC	991,876	49,509
WPP PLC	4,150,000	43,915
		931,892

United States — 2.4%
Axalta Coating Systems Ltd *	452,187	13,118
Baker Hughes Co, Cl A	393,876	10,733
Gentex Corp	402,468	10,569
Harley-Davidson Inc	1,090,000	33,910
Intel Corp	1,177,321	37,015
Kyndryl Holdings Inc *	2,900,000	36,424
Western Union Co/The	3,100,000	35,309
		177,078

Vietnam — 0.1%
Vietnam Dairy Products JSC	2,710,800	7,630

Total Common Stock
(Cost $6,613,869) ($ Thousands)		6,973,943

PREFERRED STOCK — 2.3%
Brazil — 0.4%
Cia Energetica de Minas Gerais (C)	2,760,700	6,279
Gerdau SA (C)	363,405	1,712
Itau Unibanco Holding SA (C)	1,232,700	6,371

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Marcopolo SA (C)	116,300	$105
Metalurgica Gerdau SA (C)	704,600	1,538
Petroleo Brasileiro SA (C)	3,006,000	15,388
Schulz SA (C)	31,000	36
		31,429

Germany — 1.9%
Henkel AG & Co KGaA (C)	872,779	69,357
Sartorius AG (C)	29,137	9,738
Schaeffler AG (C)	8,465	51
Volkswagen AG (C)	497,595	61,844
		140,990

Total Preferred Stock
(Cost $168,782) ($ Thousands)		172,419

EXCHANGE TRADED FUND — 0.1%
United States — 0.1%
iShares MSCI ACWI ex US ETF	178,555	8,538

Total Exchange Traded Fund
(Cost $8,860) ($ Thousands)		8,538

AFFILIATED PARTNERSHIP — 1.6%
SEI Liquidity Fund, LP
5.010% **†(D)	113,914,964	113,942

Total Affiliated Partnership
(Cost $113,930) ($ Thousands)		113,942

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	84,374,951	84,375

Total Cash Equivalent
(Cost $84,375) ($ Thousands)		84,375

Total Investments in Securities — 99.1%
(Cost $6,989,816) ($ Thousands)		$7,353,217

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	546	Jun-2023	$25,705	$24,546	$(562)
FTSE 100 Index	119	Jun-2023	11,613	10,991	(462)
Hang Seng Index	113	Jun-2023	13,536	13,136	(412)
S&P TSX 60 Index	57	Jun-2023	10,523	9,868	(543)
SPI 200 Index	84	Jun-2023	10,247	9,649	(237)
TOPIX Index	120	Jun-2023	18,644	18,260	150
			$90,268	$86,450	$(2,066)

A list of the open OTC Swap agreement held by the Fund at May 31, 2023, is as follows:

Total Return Swap
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	Custom Basket of International Equity Securities	CUSTOM FINANCING	BASKET RETURN	Annually	2/1/2024	USD	9,557	$(916)	$–	$(916)
								$(916)	$–	$(916)

The following table represents the top 50 individual stock exposures or those exceeding 1% of the Custom Basket Total Return Swap as of May 31, 2023:

International Custom Basket of Long Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

472,800	ITOCHU CORP	$16,545	$(17)	173.1%
17,904	L OREAL	8,466	(35)	88.6
70,900	HOYA CORP	8,338	(17)	87.2
108,800	YAKULT HONSHA CO LTD	7,911	(16)	82.8
4,071	HERMES INTL	7,881	(6)	82.5
253,300	SHIN-ETSU CHEMICAL CO LTD	7,701	(8)	80.6
39,344	AIR LIQUIDE	6,966	(39)	72.9
45,000	ASTRAZENECA PLC	6,674	(12)	69.8
372,755	GSK PLC	6,557	(11)	68.6
237,900	CANON INC	5,732	62	60.0
168,100	MITSUI CO LTD	5,467	(19)	57.2
119,600	SEVEN I HOLDINGS CO LTD	5,356	(20)	56.0
56,467	CGI INC	5,280	(21)	55.2
21,300	FAST RETAILING CO LTD	5,056	2	52.9
434,600	CHUBU ELECTRIC POWER CO INC	4,900	(29)	51.3
81,283	STANTEC INC	4,740	(30)	49.6
97,206	CRH PLC	4,735	(11)	49.5
411,800	INPEX CORP	4,529	(27)	47.4
434,000	THE KANSAI ELECTRIC POWER CO INC	4,499	40	47.1
80,953	METRO INC	4,202	(21)	44.0
47,346	ALCON INC	3,881	(26)	40.6
81,447	SPECTRIS PLC	3,814	(20)	39.9
18,572	ESSILORLUXOTTICA	3,750	(20)	39.2
54,974	EDENRED	3,531	(3)	36.9
98,500	ORIENTAL LAND CO LTD	3,331	(18)	34.9
48,723	BNP PARIBAS	3,087	(8)	32.3
87,567	ACCOR SA	3,002	(31)	31.4
28,718	LONDON STOCK EXCHANGE GROUP	2,844	(26)	29.8
540,000	AVIVA PLC	2,726	(9)	28.5

SEI Institutional Investments Trust

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

109,222	DEUTSCHE TELEKOM AG	$2,687	(26)	28.1%
42,573	JYP ENTERTAINMENT CORP	2,513	27	26.3
76,113	AXA	2,459	(14)	25.7
156,300	KIRIN HOLDINGS CO LTD	2,401	(47)	25.1
1,196,284	JD SPORTS FASHION PLC	2,376	(10)	24.9
124,199	3I GROUP PLC	2,223	(3)	23.3
7,321	LG CHEM LTD-PREFERENCE	2,077	(20)	21.7
460,000	BREEDON GROUP PLC	2,001	(20)	20.9
14,229	SAFRAN SA	1,988	48	20.8
9,522	SOPRA STERIA GROUP	1,954	37	20.5
9,700	FLUTTER ENTERTAINMENT PLC	1,941	(19)	20.3
166,516	BRITVIC PLC	1,913	(38)	20.0
233,400	KOBE STEEL LTD	1,907	(2)	20.0
47,116	VERALLIA	1,851	26	19.4
84,180	TECHNIP ENERGIES NV	1,830	(68)	19.2
46,994	WHITBREAD PLC	1,796	132	18.8
76,107	ASSOCIATED BRITISH FOODS PLC	1,784	(164)	18.7
39,000	SANRIO CO LTD	1,743	29	18.2
361,341	BALFOUR BEATTY PLC	1,720	9	18.0
865,283	MARKS & SPENCER GROUP PLC	1,705	101	17.8
20,539	PUBLICIS	1,659	(151)	17.4
12,953	DR ING HC F PORSCHE AG	1,659	66	17.4
76,200	NIPPON STEEL CORP	1,630	(17)	17.1
48,000	OXFORD INSTRUMENTS PLC	1,629	(69)	17.1
530,000	TESCO PLC	1,606	51	16.8
260,000	EASYJET PLC	1,583	(19)	16.6
83,100	YOSHINOYA HOLDINGS CO LTD	1,568	(909)	16.4
47,000	RELX PLC	1,565	349	16.4
12,844	GAMES WORKSHOP GROUP PLC	1,564	(65)	16.4
168,000	HULIC CO LTD	1,370	(152)	14.3
716,416	ROLLS-ROYCE HOLDINGS PLC	1,343	(66)	14.1
19,141	D/S NORDEN	1,304	362	13.6
881,696	PERSEUS MINING LTD	1,302	(30)	13.6
7,994	ALTEN	1,295	156	13.5
271,936	PETS AT HOME GROUP PLC	1,249	(140)	13.1
183,030	APA GROUP	1,246	(48)	13.0
86,128	DUNELM GROUP PLC	1,241	68	13.0
39,000	WIENERBERGER	1,189	(413)	12.4
238,413	QINETIQ GROUP PLC	1,116	(11)	11.7
132,225	INFORMA PLC	1,044	162	10.9
319,827	MONEYSUPERMARKET.COM	1,040	(37)	10.9
17,370	ASHTEAD GROUP PLC	1,039	283	10.9
70,850	BURFORD CAPITAL LTD	959	(61)	10.0
11,702	RECKITT BENCKISER GROUP PLC	945	655	9.9
18,257	NOVOZYMES B	932	(197)	9.8
124,312	HSBC HOLDINGS PLC	930	171	9.7
279,421	TELEFONICA DTLD	922	(107)	9.6
49,893	ELIS SA	915	(4)	9.6
232,533	ROTORK PLC	910	131	9.5
124,076	BORR DRILLING LTD	906	128	9.5
216,526	AIB GROUP	872	(2)	9.1
37,627	ENDEAVOUR MINING PLC	866	52	9.1
5,920	ADP PROMESSES	854	57	8.9
25,000	DIPLOMA PLC	851	(14)	8.9
55,801	JET2 PLC	850	(66)	8.9
200,000	BARCLAYS PLC	393	139	4.1
5,346	4IMPRINT GROUP PLC	292	13	3.1

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Continued)

International Custom Basket of Short Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(216,000)	TAISEI CORP	$(7,118)	$64	(74.5)%
(137,013)	BK NOVA SCOTIA	(6,646)	(34)	(69.5)
(364,000)	OSAKA GAS CO LTD	(6,044)	43	(63.2)
(232,500)	MEIJI HOLDINGS CO LTD	(5,555)	115	(58.1)
(2,859,300)	SINGAPORE TELECOMMUNICATIONS	(5,242)	147	(54.9)
(56,878)	SGS SA-REG	(5,074)	31	(53.1)
(271,700)	AOZORA BANK LTD	(4,973)	(186)	(52.0)
(579,900)	RICOH CO LTD	(4,415)	152	(46.2)
(311,100)	NTT DATA CORP	(4,402)	(17)	(46.1)
(84,900)	TREND MICRO INC	(4,112)	(35)	(43.0)
(57,648)	SECOM CO LTD	(3,895)	107	(40.8)
(234,100)	KEWPIE CORP	(3,845)	180	(40.2)
(381,800)	AMADA CO LTD	(3,725)	4	(39.0)
(111,100)	SHIMADZU CORP	(3,537)	(61)	(37.0)
(972,400)	YAMADA HOLDINGS CO LTD	(3,412)	144	(35.7)
(550,700)	SHIMIZU CORP	(3,379)	(45)	(35.4)
(609,000)	POWER ASSETS	(3,352)	136	(35.1)
(117,900)	NH FOODS LTD	(3,336)	(27)	(34.9)
(19,776)	BALOISE-HOLDING AG	(3,269)	(121)	(34.2)
(211,200)	ODAKYU ELECTRIC RAILWAY CO LTD	(3,244)	(101)	(33.9)
(210,100)	LIXIL CORP	(3,223)	77	(33.7)
(242,800)	NGK INSULATORS LTD	(3,202)	136	(33.5)
(211,900)	BROTHER INDUSTRIES LTD	(3,139)	35	(32.8)
(992,000)	BOC HONG KONG	(3,114)	163	(32.6)
(151,300)	AEON CO LTD	(3,107)	(81)	(32.5)
(142,400)	TOKYO GAS CO LTD	(2,974)	61	(31.1)
(199,667)	SKANSKA B	(2,872)	(44)	(30.1)
(221,000)	NISSHIN SEIFUN GROUP INC	(2,821)	(21)	(29.5)
(25,286)	TFI International Inc	(2,765)	(84)	(28.9)
(181,800)	KAJIMA CORP	(2,682)	(36)	(28.1)
(99,853)	EMPIRE CO CL A	(2,632)	139	(27.5)
(75,200)	HANKYU HANSHIN HOLDINGS INC	(2,426)	43	(25.4)
(280,311)	MAZDA MOTOR CORP	(2,414)	53	(25.3)
(121,800)	JAPAN AIRLINES CO LTD	(2,371)	(60)	(24.8)
(134,500)	IIDA GROUP HOLDINGS CO LTD	(2,362)	291	(24.7)
(85,270)	SIGNIFY NV	(2,328)	(48)	(24.4)
(111,600)	CALBEE INC	(2,327)	(179)	(24.4)
(248,200)	KS HOLDINGS CORP	(2,311)	(19)	(24.2)
(208,300)	TEIJIN LTD	(2,279)	179	(23.8)
(16,100)	CENTRAL JAPAN RAILWAY CO LTD	(2,023)	(25)	(21.2)
(105,900)	COMSYS HOLDINGS CORP	(1,990)	88	(20.8)
(219,000)	CASIO COMPUTER CO LTD	(1,990)	9	(20.8)
(1,894,900)	SUNTEC REIT	(1,989)	169	(20.8)
(211,600)	SANTEN PHARMACEUTICAL CO LTD	(1,948)	20	(20.4)
(167,800)	VENTURE CORPORATION LTD	(1,934)	21	(20.2)
(44,000)	AIN HOLDINGS INC	(1,827)	(352)	(19.1)
(66,200)	SUZUKEN CO LTD	(1,787)	88	(18.7)
(231,500)	OBAYASHI CORP	(1,785)	199	(18.7)
(54,700)	ITO EN LTD	(1,740)	41	(18.2)
(91,700)	EXEO GROUP INC	(1,689)	(235)	(17.7)
(284,700)	MITSUBISHI CHEMICAL GROUP CORP	(1,659)	(59)	(17.4)
(84,589)	TELUS CORP	(1,641)	108	(17.2)
(179,600)	BIC CAMERA INC	(1,516)	(100)	(15.9)
(109,600)	DENA CO LTD	(1,493)	56	(15.6)
(234,096)	SES SA	(1,483)	(45)	(15.5)
(120,400)	USHIO INC	(1,469)	(14)	(15.4)
(4,728)	SONOVA H AG ORD	(1,449)	(265)	(15.2)

SEI Institutional Investments Trust

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(61,673)	ADMIRAL GROUP PLC	$(1,432)	5	(15.0)%
(76,584)	Nomad Holdings Ltd. Ordinary Shares (Vir	(1,383)	(6)	(14.5)
(79,700)	USS CO LTD	(1,373)	(150)	(14.4)
(14,761)	COLLIERS INTERNATIONAL GROUP I	(1,364)	(33)	(14.3)
(139,683)	BILLERUD AB	(1,343)	240	(14.1)
(15,917)	NEXANS	(1,334)	137	(14.0)
(142,900)	ANRITSU CORP	(1,298)	218	(13.6)
(85,600)	SCSK CORP	(1,250)	514	(13.1)
(94,500)	TOSOH CORP	(1,239)	(558)	(13.0)
(50,000)	MITSUBISHI LOGISTICS CORP	(1,221)	158	(12.8)
(91,100)	TS TECH CO LTD	(1,218)	(346)	(12.7)
(43,600)	MABUCHI MOTOR CO LTD	(1,210)	(62)	(12.7)
(399,783)	HERA	(1,199)	(179)	(12.5)
(61,500)	MITSUI FUDOSAN CO LTD	(1,196)	(53)	(12.5)
(1,327,971)	STAR ENTERTAINMENT GRP LTD/T	(1,171)	158	(12.3)
(60,900)	SUMITOMO CORP	(1,163)	21	(12.2)
(1,313,200)	COMFORTDELGRO	(1,156)	(136)	(12.1)
(72,813)	MONDI PLC	(1,154)	(69)	(12.1)
(106,903)	PENNON GROUP PLC	(1,131)	14	(11.8)
(39,100)	DAISEKI CO LTD	(1,094)	(46)	(11.4)
(4,969)	SOFINA	(1,078)	34	(11.3)
(97,100)	LION CORP	(1,059)	(149)	(11.1)
(56,000)	NIPPON ELECTRIC GLASS CO LTD	(1,058)	45	(11.1)
(68,500)	JAPAN POST INSURANCE CO LTD	(1,056)	63	(11.0)
(42,700)	MITSUI MINING SMELTING CO	(1,042)	65	(10.9)
(49,253)	EVONIK INDUSTR	(1,036)	15	(10.8)
(62,100)	FUJI CORP	(1,035)	326	(10.8)
(142,000)	CLP HOLDINGS	(1,035)	(88)	(10.8)
(13,505)	CARGOJET INC	(1,021)	(93)	(10.7)
(35,200)	SAWAI GROUP HOLDINGS CO LTD	(1,013)	(89)	(10.6)
(112,300)	INFRONEER HOLDINGS INC	(1,007)	27	(10.5)
(339,800)	PARKWAYLIFE REAL ESTATE	(997)	(323)	(10.4)
(49,499)	LATOUR B	(982)	199	(10.3)
(21,100)	OKUMA CORP	(973)	(9)	(10.2)
(25,982)	NN GROUP	(966)	(21)	(10.1)
(5,306)	D'IETEREN GROUP	(959)	(25)	(10.0)
(26,200)	ZENKOKU HOSHO CO LTD	(958)	(9)	(10.0)
(32,454)	ALSTOM	(946)	(107)	(9.9)
(6,100)	SHIMANO INC	(945)	(339)	(9.9)
(53,000)	GS YUASA CORP	(944)	(84)	(9.9)
(694,313)	NINE ENTERTAINMENT CO HOLDIN	(941)	52	(9.9)
(52,718)	FLUIDRA S.A.	(940)	(323)	(9.8)
(5,761)	REMY COINTREAU	(940)	(118)	(9.8)
(62,869)	COMPUTERSHARE LTD	(939)	(44)	(9.8)
(68,000)	BENESSE HOLDINGS INC	(935)	(380)	(9.8)
(77,100)	HASEKO CORP	(934)	85	(9.8)
(269,300)	KONICA MINOLTA INC	(931)	(288)	(9.7)
(12,949)	ALFEN BEHEER BV	(928)	(63)	(9.7)
(510,000)	XINYI GLASS	(915)	34	(9.6)
(84,900)	COCA-COLA BOTTLERS JAPAN HOLDINGS INC	(907)	(208)	(9.5)
(605,123)	MIRVAC GROUP	(906)	(18)	(9.5)
(798,256)	VODAFONE GROUP PLC	(899)	(82)	(9.4)
(24,200)	MORINAGA MILK IND CO LTD	(886)	(12)	(9.3)
(52,700)	SUBARU CORP	(874)	(136)	(9.1)
(8,806)	BACHEM N	(871)	10	(9.1)
(13,300)	NITTO DENKO CORP	(871)	167	(9.1)
(8,083)	DIASORIN ITALIA SPA	(869)	178	(9.1)
(41,200)	DENKA CO LTD	(856)	(48)	(9.0)
(8,634)	KERRY GROUP	(818)	92	(8.6)
(22,400)	EARTH CORP	(782)	(55)	(8.2)
(92,583)	ALGONQUIN PWR & UTILS CORP	(706)	(71)	(7.4)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Equity Ex-US Fund (Concluded)

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(86,200)	RAKUTEN GROUP INC	$(430)	(244)	(4.5)%

Percentages are based on Net Assets of $7,416,607 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	No interest rate available.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $113,942 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	6,973,943	–	–	^	6,973,943
Preferred Stock	172,419	–	–		172,419
Exchange Traded Fund	8,538	–	–		8,538
Affiliated Partnership	–	113,942	–		113,942
Cash Equivalent	84,375	–	–		84,375
Total Investments in Securities	7,239,275	113,942	–		7,353,217

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	150	–	–	150
Unrealized Depreciation	(2,216)	–	–	(2,216)
OTC Swap
Total Return Swap*
Unrealized Depreciation	–	(916)	–	(916)
Total Other Financial Instruments	(2,066)	(916)	–	(2,982)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ This category includes securities with a value of $-.

*	Futures contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$109,095	$741,685	$(736,890)	$53	$(1)	$113,942	$837	$—
SEI Daily Income Trust, Government Fund, Institutional Class	182,384	1,299,130	(1,397,139)	—	—	84,375	3,529	—
Totals	$291,479	$2,040,815	$(2,134,029)	$53	$(1)	$198,317	$4,366	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.4%
Australia — 5.3%
Acrow Formwork and Construction Services	44,704	$22
AngloGold Ashanti Ltd ADR	1,247	30
Ansarada Group Ltd *	2,656	2
ANZ Group Holdings Ltd	33,187	492
Ardent Leisure Group	19,534	6
Aristocrat Leisure Ltd	17,659	425
Bathurst Resources Ltd *	13,502	8
Bellevue Gold Ltd *	26,692	22
BHP Group Ltd	28,866	785
BlueScope Steel Ltd	33,687	404
Brambles Ltd	22,925	204
Civmec	28,600	15
Cochlear Ltd	173	27
Computershare Ltd	22,717	329
Danakali *	30,918	8
DGL Group *	12,682	10
Duratec	104,822	74
EBOS Group Ltd	1,376	35
Enero Group Ltd	5,703	6
Fortescue Metals Group Ltd	26,639	331
Goodman Group ‡	7,398	94
GR Engineering Services Ltd	57,430	72
Grange Resources Ltd	28,832	10
Horizon Oil	206,613	20
Image Resources NL *	124,190	8
IPD Group	6,538	16
Lindsay Australia	100,363	81
Lottery Corp Ltd/The	14,781	48
Macmahon Holdings Ltd	286,343	23
MMA Offshore Ltd *	26,297	19
National Storage REIT ‡	15,188	25
Neuren Pharmaceuticals Ltd *	2,639	24
Objective Corporation	1,974	18
Orica Ltd	981	10
Pact Group Holdings Ltd	74,109	32

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
People Infrastructure Ltd	14,928	$28
Pro Medicus Ltd	3,620	139
Qantas Airways Ltd *	359,754	1,548
QBE Insurance Group Ltd	3,328	32
Ridley Corp Ltd	69,944	89
Rio Tinto Ltd	842	58
Rio Tinto PLC ADR	9,969	589
Seven Group Holdings Ltd	3,400	51
Silex Systems Ltd *	6,238	16
South32 Ltd	239,012	600
Sunland Group Ltd	12,739	11
Super Retail Group Ltd	4,040	30
Symbio Holdings Ltd	6,873	9
Technology One Ltd	10,209	108
Transurban Group	3,574	34
Viva Energy Group Ltd	14,080	29
Washington H Soul Pattinson & Co Ltd	1,119	23
Wesfarmers Ltd	760	23
WiseTech Global Ltd	1,642	80
Woodside Energy Group Ltd	2,134	47
Woolworths Group Ltd	4,817	117
Zimplats Holdings Ltd	2,665	41
		7,437

Austria — 0.4%
ANDRITZ AG	3,697	198
Frequentis AG	188	5
Kapsch TrafficCom AG *	746	8
Porr Ag	3,286	47
Raiffeisen Bank International AG	132	2
Strabag SE	389	16
Wienerberger AG	10,210	288
		564

Belgium — 0.1%
Ion Beam Applications	1,530	25
Jensen-Group NV	345	11
Solvay SA	667	69
		105

Bermuda — 0.0%
Conduit Holdings	772	5

Brazil — 1.6%
3R PETROLEUM OLEO E GAS SA *	77,600	455
Aliansce Sonae Shopping Centers sa	5,300	22
Ambev SA *	27,000	76
Banco do Brasil SA	5,000	44
Cosan SA	7,700	23
CPFL Energia SA	156,300	927
Empresa Siderurgica del Peru SAA	28,617	10
Gerdau SA ADR	48,560	229
Petroleo Brasileiro SA ADR	28,213	326

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yara International ASA	3,292	$122
		2,234

Canada — 5.3%
Agnico Eagle Mines Ltd	1,462	74
AirBoss of America Corp	4,800	22
Alamos Gold Inc, Cl A	5,092	63
Amerigo Resources Ltd	54,300	56
Athabasca Oil Corp *	9,802	20
Bombardier Inc, Cl B *	752	30
Boyd Group Services Inc	137	25
Canadian National Railway Co	547	62
Canadian Solar Inc *	635	27
Canfor Corp *	17,300	244
Computer Modelling Group	6,059	31
Constellation Software Inc/Canada	84	171
Corby Spirit and Wine, Cl A	2,400	25
Crescent Point Energy Corp	3,692	23
D2L *	5,804	28
Descartes Systems Group Inc/The *	326	25
Dollarama Inc	10,654	647
Dundee Precious Metals Inc	3,588	25
Element Fleet Management Corp	2,793	42
Enghouse Systems Ltd	500	14
Fairfax Financial Holdings Ltd	152	109
Finning International Inc	6,923	187
Hammond Power Solutions Inc, Cl A	5,300	165
iA Financial Corp Inc	857	55
Keyera Corp	1,049	23
Kinaxis Inc *	372	50
Lucara Diamond Corp *	31,055	10
Lundin Gold Inc	3,422	43
Major Drilling Group International Inc *	1,800	12
Manulife Financial Corp	4,361	81
Martinrea International Inc	2,400	20
Melcor Developments Ltd	1,500	12
National Bank of Canada	6,854	491
Neo Performance Materials Inc	4,800	29
North American Construction Group	5,311	97
Open Text Corp	2,560	106
Pet Valu Holdings Ltd	340	8
PHX Energy Services Corp	12,429	54
Pizza Pizza Royalty Corp	2,700	29
Power Corp of Canada	300	8
Quebecor Inc, Cl B	68,241	1,625
RB Global Inc	1,901	99
Russel Metals Inc	1,239	32
Saputo Inc	1,590	41
Shopify Inc, Cl A *	1,464	84
SNC-Lavalin Group Inc	69,000	1,609
Stella-Jones Inc	638	28
Suncor Energy Inc	830	23
TC Energy Corp	602	23

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Torex Gold Resources Inc *	1,784	$28
Toromont Industries Ltd	6,462	499
Total Energy Services Inc	7,500	48
Trilogy Metals Inc *	13,000	6
Uni-Select Inc *	962	33
		7,421

Chile — 0.0%
Enel Chile	429,017	23

China — 9.0%
361 Degrees International Ltd *	81,000	37
A8 New Media Group *	432,000	11
Agricultural Bank of China Ltd, Cl H	555,000	209
Anhui Gujing Distillery Co Ltd, Cl A	600	21
Anjoy Foods Group Co Ltd, Cl A	1,800	39
Anton Oilfield Services Group *	492,000	26
Baidu Inc ADR *	445	55
Bank of Communications Co Ltd, Cl H	92,000	59
Beijing Yanjing Brewery Co Ltd, Cl A	49,800	81
Castech Inc, Cl A	16,900	60
Changjiang Securities Co Ltd, Cl A	53,700	46
China Boqi Environmental Holding Co Ltd	121,000	14
China Coal Energy Co Ltd, Cl H	123,000	93
China Construction Bank Corp, Cl H	1,288,000	824
China Minsheng Banking Corp Ltd, Cl H	123,000	49
China Pacific Insurance Group Co Ltd, Cl H	138,000	349
China Resources Beer Holdings Co Ltd	4,000	25
China Resources Land Ltd	282,000	1,056
China Resources Sanjiu Medical & Pharmaceutical Co Ltd, Cl A	3,100	29
China Southern Power Grid Energy Efficiency&Clean Energy Co Ltd, Cl A	28,000	24
China Traditional Chinese Medicine Holdings Co Ltd	46,000	22
Chongqing Fuling Electric Power Industrial, Cl A	8,800	24
CNPC Capital Co Ltd, Cl A	40,900	45
COFCO Capital Holdings Co Ltd, Cl A	67,800	77
COSCO SHIPPING Energy Transportation Co Ltd, Cl H	24,000	20
CPMC Holdings Ltd	31,000	16
Gongniu Group, Cl A	1,100	24
Goodbaby International Holdings Ltd *	215,000	16
Haidilao International Holding Ltd	9,000	19
HUTCHMED China Ltd *	11,000	27
Industrial & Commercial Bank of China Ltd, Cl H	815,000	436
Inner Mongolia Yili Industrial Group Co Ltd, Cl A	235,800	956
iQIYI Inc ADR *	10,800	44
JA Solar Technology Co Ltd, Cl A	4,700	24
JD.com Inc ADR	773	25
Ju Teng International Holdings Ltd	59,000	12

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Launch Tech Co Ltd, Cl H *	77,500	$22
Lenovo Group Ltd	294,000	276
Li Auto Inc ADR *	838	24
LONGi Green Energy Technology Co Ltd, Cl A	173,508	704
Luzhou Laojiao Co Ltd, Cl A	2,300	66
Midea Group Co Ltd, Cl A	181,200	1,309
MINISO Group Holding Ltd ADR *	8,421	128
Natural Food International Holding *	330,000	19
NetEase Inc	2,500	42
New China Life Insurance Co Ltd, Cl H	68,300	177
OneConnect Financial Technology ADR *	1,489	5
Oppein Home Group Inc, Cl A	42,763	571
PetroChina Co Ltd, Cl H	1,058,000	684
Ping An Insurance Group Co of China Ltd, Cl H	2,500	16
Prosus NV	1,475	97
Qianhe Condiment and Food Co Ltd, Cl A	7,900	23
Sany Heavy Equipment International Holdings Co Ltd	19,000	25
Shandong Himile Mechanical Science & Technology Co Ltd, Cl A	12,400	58
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	14,400	21
Shenguan Holdings Group Ltd	1,084,000	52
Sichuan Changhong Electric Co Ltd, Cl A	50,400	32
SITC International Holdings Co Ltd	91,000	158
Tencent Holdings Ltd	17,300	686
Tencent Music Entertainment Group ADR *	34,803	242
Tianjin Development Holdings Ltd	58,000	12
Tianma Bearing Group, Cl A *	40,400	23
TK Group Holdings Ltd	30,000	6
Topsports International Holdings Ltd	914,000	710
TravelSky Technology Ltd, Cl H	16,000	29
Trip.com Group Ltd *	850	27
Vipshop Holdings Ltd ADR *	18,107	259
Weibo Corp ADR *	14,079	197
Wuliangye Yibin Co Ltd, Cl A	1,600	36
Wuxi Taiji Industry Co Ltd, Cl A *	37,300	38
XCMG Construction Machinery Co Ltd, Cl A	25,500	22
Xiangcai Co Ltd, Cl A	37,200	42
Xingye Alloy Materials Group *	61,000	9
Xinyi Glass Holdings Ltd	544,000	805
Yangling Metron New Material Inc, Cl A	3,900	24
Yifeng Pharmacy Chain Co Ltd, Cl A	3,300	23
Yum China Holdings Inc	550	31
Zhejiang Jinke Tom Culture Industry Co Ltd, Cl A *	32,000	31
ZTO Express Cayman Inc ADR *	1,591	40
		12,695

Czech Republic — 0.0%
CEZ AS	937	42

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Denmark — 3.8%
AP Moller - Maersk A/S, Cl B	247	$414
Coloplast A/S, Cl B	2,252	283
Danske Bank A/S *	55,115	1,118
DSV A/S	2,753	529
Genmab A/S *	1,871	730
ISS A/S	4,009	76
Jyske Bank A/S *	345	24
Novo Nordisk A/S, Cl B	11,312	1,808
Pandora A/S	4,057	322
		5,304

Egypt — 0.0%
Eastern Co SAE	63,723	39

Finland — 0.2%
Alma Media Oyj	1,111	10
Consti Oyj	934	11
Kone Oyj, Cl B	2,528	128
Konecranes Oyj, Cl A	588	22
Metso	2,317	25
Nordea Bank Abp	10,741	105
		301

France — 5.4%
Adlpartner SACA	321	10
Axway Software SA	419	9
Christian Dior SE	237	196
Cie de Saint-Gobain	12,726	703
Clasquin	533	44
Ekinops SAS *	1,847	16
ESI Group *	116	14
Hermes International	370	750
La Francaise des Jeux SAEM	1,877	72
Legrand SA	4,732	446
LVMH Moet Hennessy Louis Vuitton SE	1,455	1,263
Neopost	4	–
Orange SA	122,197	1,455
Pernod Ricard SA	2,956	637
Poujoulat	560	16
Sodexo SA	11,278	1,215
SPIE SA	416	12
Vente-Unique.Com SA	1,514	18
Vinci SA	938	106
Worldline SA/France *	16,110	624
		7,606

Germany — 4.7%
Bastei Luebbe AG	2,568	11
Bayerische Motoren Werke AG	1,473	160
Beiersdorf AG	816	104
Bertrandt	339	17
Bijou Brigitte AG	2,156	124
CENIT AG	619	8

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cewe Stiftung	400	$38
Commerzbank AG	3,186	32
Deutsche Bank AG	2,655	27
Deutsche Boerse AG	229	39
Deutsche Lufthansa AG *	51,483	503
Duerr AG	638	19
E.ON SE	60,971	735
Fresenius SE & Co KGaA	15,030	410
GEA Group AG	1,484	62
Heidelberg Materials	370	26
HOCHTIEF AG	1,009	84
Infineon Technologies AG	4,063	150
Knorr-Bremse AG	2,274	155
Koenig & Bauer AG *	439	8
KSB SE & Co KGaA	47	27
Mercedes-Benz Group AG	1,547	115
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,270	452
Rational AG	79	53
Rheinmetall AG	6,640	1,674
RWE AG	543	23
SAP SE	8,135	1,060
Scout24 SE	6,060	388
SMA Solar Technology AG *	293	31
Stemmer Imaging	231	10
SUESS MicroTec SE	2,170	57
Traffic Systems SE	452	14
Traton SE	1,723	35
		6,651

Greece — 0.2%
Aegean Airlines SA *	5,789	62
Eurobank Ergasias Services and Holdings SA *	26,056	40
JUMBO SA *	1,656	38
National Bank of Greece SA *	5,253	32
Piraeus Financial Holdings SA *	9,727	29
Piraeus Port Authority SA *	1,814	39
		240

Hong Kong — 0.9%
AIA Group Ltd	45,200	434
Analogue Holdings Ltd	242,000	41
Build King Holdings Ltd	25,302	3
Chuang's China Investments Ltd	180,000	5
Dream International	20,000	10
HKT Trust & HKT Ltd	2,800	4
Jacobson Pharma	126,000	15
Johnson Electric Holdings Ltd	19,000	23
Lee's Pharmaceutical Holdings Ltd	130,500	24
Midland Holdings Ltd *	468,304	43
Nameson Holdings Ltd	94,000	6
New Times Energy *	578,000	8

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Orient Overseas International Ltd	13,500	$165
PAX Global Technology Ltd	137,000	106
Perennial Energy Holdings Ltd	390,000	75
Plover Bay Technologies Ltd	64,000	18
Samson Holding Ltd	185,000	6
Sitoy Group Holdings	85,000	9
Smart-Core Holdings	134,000	31
Solargiga Energy Holdings *	465,000	12
Stella International Holdings Ltd	34,500	33
Sundart Holdings Ltd	274,000	16
Texwinca Holdings Ltd	629,257	88
Tian An China Investment	14,000	7
Time Watch Investments Ltd	263,233	12
Wharf Real Estate Investment Co Ltd	4,000	20
YTO International Express & Supply Chain Technology	132,000	26
		1,240

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	6,055	49

India — 2.2%
Anand Rathi Wealth	3,329	35
Andhra Paper	8,815	47
Andhra Sugars Ltd/The	29,055	39
Axis Bank Ltd	2,410	27
Bank of Baroda	32,849	73
Bengal & Assam	117	7
CG Power & Industrial Solutions	6,524	31
Cigniti Technologies	1,470	15
Coal India Ltd	5,853	17
Cummins India	3,296	70
Cyient Ltd	1,739	27
DB Corp Ltd	63,687	102
Dhampur Sugar Mills	9,000	27
Dhanuka Agritech	1,083	9
Forbes & Co Ltd *	596	4
GAIL India Ltd	18,717	24
Gujarat Pipavav Port Ltd	79,791	104
Gulf Oil Lubricants India Ltd	11,462	63
HDFC Bank Ltd ADR	11,136	717
Hindustan Aeronautics Ltd	1,256	47
ICICI Bank Ltd	9,072	104
IIFL Securities Ltd	43,051	31
ITC Ltd	15,102	81
J Kumar Infraprojects Ltd	18,171	56
Jagran Prakashan Ltd	11,086	9
Kirloskar Pneumatic Co Ltd	6,648	45
Kotak Mahindra Bank Ltd	2,689	66
KPIT Technologies Ltd	2,398	31
MPS	3,190	41
Nalwa Sons Investments *	389	10
Power Finance Corp Ltd	11,902	26

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
South Indian Bank Ltd/The	640,661	$134
State Bank of India	10,056	71
Tech Mahindra Ltd	58,422	788
Varun Beverages Ltd	4,573	94
Vesuvius India	834	24
WNS Holdings Ltd ADR *	294	23
		3,119

Indonesia — 1.0%
ABM Investama Tbk PT	209,600	39
Adira Dinamika Multi Finance Tbk PT	44,200	30
Agung Podomoro Land Tbk PT *	870,600	8
Alam Sutera Realty Tbk PT *	806,600	9
Asahimas Flat Glass Tbk PT	33,200	11
Astra Otoparts Tbk PT	108,900	15
Asuransi Tugu Pratama Indonesia Tbk PT	432,200	34
Austindo Nusantara Jaya Tbk PT	198,800	9
Bank Central Asia Tbk PT	55,700	34
Bank Danamon Indonesia Tbk PT	164,900	30
Bank OCBC Nisp Tbk PT	220,300	15
Bank Rakyat Indonesia Persero Tbk PT	352,100	131
Baramulti Suksessarana Tbk PT	143,400	34
Bayan Resources Tbk PT	107,000	107
Bekasi Fajar Industrial Estate Tbk PT *	4,486,100	47
BISI International Tbk PT	370,703	40
Bukit Asam Tbk PT	987,000	201
Bumitama Agri Ltd	39,200	16
Cisadane Sawit Raya Tbk PT	517,300	14
Elnusa Tbk PT	4,519,600	100
Hexindo Adiperkasa Tbk PT	44,000	16
Indika Energy Tbk PT	774,800	89
Jasa Armada Indonesia Tbk PT	995,800	19
Mandala Multifinance Tbk PT	272,500	33
Map Aktif Adiperkasa *	40,600	17
Mitrabahtera Segara Sejati Tbk PT *	409,600	35
Mitrabara Adiperdana Tbk PT	36,000	14
Nippon Indosari Corpindo Tbk PT	179,000	15
Pelita Samudera Shipping Tbk PT	866,400	36
Prima Andalan Mandiri Tbk PT	48,500	15
Resource Alam Indonesia Tbk PT	611,300	18
Salim Ivomas Pratama Tbk PT	323,500	8
Samudera Indonesia Tbk PT	648,490	15
Tunas Baru Lampung Tbk PT	338,285	14
United Tractors Tbk PT	99,800	148
		1,416

Iraq — 0.1%
Genel Energy	27,528	38
Gulf Keystone Petroleum Ltd	17,361	28
		66

Ireland — 1.2%
AerCap Holdings NV *	547	31
Greencore Group PLC *	200,581	199

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ICON PLC *	7,013	$1,494
kneat.com inc *	4,900	10
		1,734

Israel — 1.5%
Carasso Motors Ltd	1,500	8
Check Point Software Technologies Ltd *	12,425	1,551
First International Bank Of Israel Ltd/The	718	27
Nice Ltd ADR *	1,119	230
Perion Network Ltd *	736	23
RADCOM *	1,374	13
Wix.com Ltd *	2,376	181
		2,033

Italy — 1.8%
Assicurazioni Generali SpA	1,492	28
Brunello Cucinelli SpA	795	69
Enel SpA	15,641	98
Ferrari NV	359	102
Infrastrutture Wireless Italiane SpA	3,930	50
Intesa Sanpaolo SpA	60,622	139
Iveco Group NV *	2,341	18
Moncler SpA	391	26
Orsero SpA	5,429	74
PRADA SpA	3,600	24
Prysmian SpA	14,994	554
UniCredit SpA	72,362	1,382
		2,564

Japan — 12.3%
77 Bank Ltd/The	1,600	28
ABC-Mart Inc	1,400	76
Advantest Corp	5,800	744
Aeon Mall Co Ltd	3,800	48
AGS Corp	1,700	8
Ainavo Holdings Co Ltd	1,875	14
Ajinomoto Co Inc	3,300	128
ANA Holdings Inc *	6,500	144
Asahi Group Holdings Ltd	42,300	1,638
Asahi Kogyosha Co Ltd	500	8
Asia Air Survey Co Ltd	1,800	12
Atled Corp	1,100	11
Avant Group Corp	2,400	23
Bank of Kyoto Ltd/The	1,000	47
BayCurrent Consulting Inc	900	33
BIPROGY Inc	1,200	29
Business Brain Showa-Ota Inc	3,300	51
Capcom Co Ltd	10,546	411
Central Automotive Products Ltd	600	13
Central Sports	600	10
Chiba Bank Ltd/The	12,700	79
Chilled & Frozen Logistics Holdings Co Ltd	1,500	13
Chino Corp	1,200	19
Credit Saison Co Ltd	2,000	27

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Digital Arts Inc	1,100	$45
en Japan Inc	1,400	23
Enshu Truck Co Ltd	1,100	19
Entrust Inc	2,800	18
eSOL	1,300	9
Fancl Corp	1,500	24
Fixstars Corp	900	9
FTGroup Co Ltd	1,100	8
Fuji Kyuko Co Ltd	700	26
FUJIFILM Holdings Corp	4,200	257
Fujitsu Ltd	1,674	212
Fukuoka Financial Group Inc	1,300	24
Gecoss Corp	1,600	10
Gunma Bank Ltd/The	7,200	26
H2O Retailing Corp	2,400	25
Hisamitsu Pharmaceutical Co Inc	900	23
Hitachi Ltd	30,600	1,762
Hito Communications Holdings Inc	3,100	32
Hokkaido Gas Co Ltd	1,000	15
Hokuriku Gas Co Ltd	500	11
Hoya Corp	4,000	503
IR Japan Holdings Ltd	700	8
Isetan Mitsukoshi Holdings Ltd	7,000	71
Isuzu Motors Ltd	5,800	67
Iwaki Co Ltd	2,600	23
Iwatani Corp	1,000	47
Japan Exchange Group Inc	24,400	398
JMS Co Ltd	2,300	9
Kamigumi Co Ltd	2,300	51
Kanefusa Corp	2,300	12
Kanro	1,300	18
Keihan Holdings Co Ltd	1,300	33
Keikyu Corp	3,700	35
Keyence Corp	500	243
Kimura Unity Co Ltd	2,700	21
Kita-Nippon Bank Ltd/The	1,200	17
Kobayashi Pharmaceutical Co Ltd	2,400	135
Kotobuki Spirits Co Ltd	400	30
Kuraray Co Ltd	2,800	26
Kyowa Electronic Instruments Co Ltd	9,800	24
Lasertec Corp	200	31
Macnica Holdings	1,100	40
Marui Group Co Ltd	5,300	89
Matching Service Japan Co Ltd	2,300	16
Matsui Construction	2,500	12
Medipal Holdings Corp	3,000	47
Meiji Electric Industries Co Ltd	1,100	10
MIMAKI ENGINEERING CO LTD	7,700	40
Mitsubishi HC Capital Inc	4,500	24
Mitsubishi Materials Corp	3,900	65
Mitsui High-Tec Inc	400	27
Mizuho Financial Group Inc	4,500	66

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mizuho Leasing Co Ltd	900	$27
Morito Co Ltd	1,800	13
MS&AD Insurance Group Holdings Inc	3,100	106
Murata Manufacturing Co Ltd	1,300	76
Nagoya Railroad Co Ltd	2,700	44
NEC Corp	8,200	384
Nicca Chemical Co Ltd	1,500	9
Nice Corp	1,700	16
Nichirei Corp	2,200	47
Nihon Chouzai Co Ltd	1,000	8
Nihon Trim Co Ltd	1,900	38
Nintendo Co Ltd	1,500	64
Nippon Paint Holdings Co Ltd	3,600	28
Nissan Motor Co Ltd	16,100	60
Nissin Foods Holdings Co Ltd	1,400	119
Nissui Corp	9,700	43
Nitori Holdings Co Ltd	400	49
NJS Co Ltd	1,900	34
Nomura Real Estate Holdings Inc	1,500	36
OBIC Business Consultants Co Ltd	1,000	36
Obic Co Ltd	600	97
Ochi Holdings Co Ltd	1,200	10
Open House Group Co Ltd	1,400	54
Optim Corp *	7,000	52
Oracle Corp Japan *	500	38
ORIX Corp	115,400	1,962
Oro Co Ltd	4,200	71
Otsuka Corp	2,500	94
Otsuka Holdings Co Ltd	1,700	63
Panasonic Holdings	5,100	53
Pasco Corp	1,300	15
Persol Holdings Co Ltd	5,700	108
Pigeon Corp	7,700	109
Recruit Holdings Co Ltd	300	9
Relo Group Inc	1,500	21
Renesas Electronics Corp *	1,600	26
Resonac Holdings Corp *	93,300	1,424
Riken Technos Corp	9,200	39
Rohto Pharmaceutical	2,800	60
Sanken Electric Co Ltd	2,500	199
Sankyo Seiko	2,500	9
SBI Shinsei Bank Ltd	2,000	40
Seed	3,400	14
Sekisui Kasei	6,800	19
SERAKU Co Ltd	800	9
Shimano Inc	1,300	204
Shionogi & Co Ltd	4,200	189
Shizuoka Financial Group Inc	8,100	59
SK-Electronics Co Ltd	6,400	84
SMK Corp	1,200	20
SMS Co Ltd *	14,100	293
Sojitz Corp	1,300	26

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sompo Holdings Inc	6,400	$261
Sosei Group Corp *	1,100	25
Sotetsu Holdings Inc	1,500	27
Space Co Ltd	1,500	11
Step Co Ltd	2,500	32
Sumitomo Realty & Development Co Ltd	1,100	27
Sundrug Co Ltd	900	26
Suntory Beverage & Food Ltd	2,300	84
Takashimaya Co Ltd	9,700	130
Tayca Corp	234	2
Toei Animation Co Ltd	3,100	288
Toho System Science	1,300	10
Tokio Marine Holdings Inc	11,600	261
Tokuyama Corp	1,500	23
Tokyo Rakutenchi	300	9
Tokyu Construction Co Ltd	1,700	8
Tokyu Fudosan Holdings Corp	21,600	115
Tonami Holdings Co Ltd	600	18
Toyo Machinery & Metal Co Ltd	1,800	8
Toyo Suisan Kaisha Ltd	1,400	61
Trend Micro Inc/Japan *	100	5
Tsubakimoto Kogyo Co Ltd	700	19
UNITED Inc/Japan	9,600	52
Visional Inc *	600	31
West Japan Railway Co	1,200	50
Xebio Holdings Co Ltd	8,900	71
YAMADA Consulting Group Co Ltd	1,400	17
Yamato Holdings Co Ltd	4,300	79
Yokogawa Electric Corp	3,000	57
Yokohama Rubber Co Ltd/The	4,200	88
Yondenko Corp	1,700	25
Zensho Holdings Co Ltd	2,000	81
ZIGExN Co Ltd	29,400	143
ZOZO Inc	2,500	51
		17,332

Kuwait — 0.0%
Boubyan Bank KSCP	25,179	49

Macao — 0.1%
Galaxy Entertainment Group Ltd *	4,000	25
Sands China Ltd *	6,800	22
Wynn Macau Ltd *	35,200	30
		77

Malaysia — 0.5%
Allianz Malaysia Bhd	15,800	50
Apex Healthcare Bhd	14,600	13
Bermaz Auto Bhd	126,800	59
CB Industrial Product Holding Bhd	175,800	35
CCK Consolidated Holdings	96,800	16
Chin Well Holdings Bhd	93,700	27
Datasonic Group	89,800	9
Favelle Favco Bhd	25,000	10

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Heineken Malaysia Bhd	6,200	$36
Innoprise Plantations BHD	116,300	32
Kawan Food Bhd	194,100	84
Kim Loong Resources Bhd	164,100	65
LBS Bina Group	243,900	22
Mah Sing Group Bhd	301,700	39
MKH Bhd	99,700	26
Mynews Holdings *	181,400	18
Padini Holdings Bhd	63,800	51
Panasonic Manufacturing Malaysia	1,700	8
Power Root Bhd	61,400	27
QL Resources Bhd	22,700	27
Scicom MSC Bhd	60,700	15
Sunway Construction Group	46,300	17
Taliworks Corp Bhd	174,900	31
Wellcall Holdings Bhd	91,400	23
		740

Mexico — 1.5%
America Movil SAB de CV	1,570,100	1,655
Arca Continental SAB de CV	2,800	28
Banco del Bajio SA	8,600	27
Cia Minera Autlan SAB de CV	26,241	21
Coca-Cola Femsa SAB de CV ADR	337	28
Grupo Aeroportuario del Pacifico SAB de CV, Cl B	2,100	37
Grupo Financiero Inbursa SAB de CV, Cl O *	11,100	25
Industrias Penoles *	1,600	24
Qualitas Controladora SAB de CV	3,000	20
Southern Copper Corp	2,311	154
Wal-Mart de Mexico SAB de CV	12,100	46
		2,065

Netherlands — 5.8%
ABN AMRO Bank NV	22,153	321
ASML Holding NV	1,250	895
BE Semiconductor Industries NV	261	29
EXOR NV	146	12
ING Groep NV	157,605	1,934
Koninklijke Vopak NV	1,715	60
NN Group NV	46,664	1,677
Shell PLC	48,817	1,343
SNS Reaal *(A)	1,762	–
TomTom NV *	5,757	44
Universal Music Group NV	17,913	353
Van Lanschot Kempen NV	1,160	32
Wolters Kluwer NV	12,232	1,393
		8,093

New Zealand — 0.2%
Aroa Biosurgery *	53,968	33
Auckland International Airport Ltd *	5,768	31
Briscoe Group Ltd	10,569	28
Mainfreight Ltd	23	1

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PGG Wrightson Ltd	3,382	$8
Rakon Ltd	49,213	29
Scales	15,631	30
Steel & Tube Holdings Ltd	53,444	36
Synlait Milk *	17,367	16
TOWER	28,328	10
		222

Norway — 0.7%
AutoStore Holdings Ltd *	81,689	171
Equinor ASA	17,626	449
Gjensidige Forsikring ASA	15,929	267
Odfjell, Cl A	4,342	36
Wallenius Wilhelmsen ASA, Cl B	4,163	24
Western Bulk Chartering AS	2,730	8
Wilh Wilhelmsen Holding ASA, Cl B	397	9
Wilson ASA	2,535	15
		979

Peru — 0.0%
Cia de Minas Buenaventura SAA ADR	3,244	22
Credicorp Ltd	181	24
		46

Philippines — 0.1%
BDO Unibank Inc	17,094	41
Delta Djakarta Tbk PT	36,800	9
Ginebra San Miguel Inc	4,770	12
LT Group Inc	115,700	20
San Miguel Food and Beverage Inc	18,700	16
Semirara Mining & Power Corp, Cl A	60,100	30
SM Investments Corp	1,680	28
		156

Poland — 0.4%
AB SA	838	9
Answear.com, Cl A *	1,209	10
ComArch SA	1,972	68
Develia *	18,338	17
Enter Air *	2,381	27
LiveChat Software SA	1,678	52
Lubelski Wegiel Bogdanka SA	5,277	48
PCC Rokita SA, Cl B	654	16
PKP Cargo SA *	20,870	84
PlayWay SA	120	11
Powszechny Zaklad Ubezpieczen SA	4,784	43
Spyrosoft *	79	8
Stalprodukt SA	672	47
Synektik	871	13
Torpol	2,241	8
Unimot SA	3,081	83
VRG SA	9,417	7
Wielton SA *	5,143	10

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wittchen	1,777	$15
		576

Portugal — 0.0%
EDP - Energias de Portugal SA	6,822	33

Qatar — 0.3%
Doha Insurance QSC	18,972	11
Ooredoo QPSC	146,969	428
Qatar National Cement Co QSC	35,899	39
		478

Romania — 0.0%
NEPI Rockcastle NV	6,948	39

Russia — 0.0%
Exillon Energy PLC *	4,819	–

Saudi Arabia — 0.2%
Al Hammadi Holding	1,698	23
Co for Cooperative Insurance/The	641	20
Dr Sulaiman Al Habib Medical Services Group Co	1,169	83
Etihad Etisalat Co	4,437	51
Mouwasat Medical Services Co	586	35
		212

Singapore — 0.6%
Boustead Singapore Ltd	35,165	21
BRC Asia Ltd	77,500	94
China Aviation Oil Singapore Corp Ltd	18,900	12
Delfi Ltd	31,900	31
Genting Singapore Ltd	314,700	235
HRnetgroup Ltd	61,100	34
IGG Inc *	62,000	32
Mapletree Logistics Trust ‡	19,000	23
Marco Polo Marine Ltd *	1,612,100	60
OM Holdings Ltd	105,911	40
Oversea-Chinese Banking Corp Ltd	4,000	36
Pacific Century Regional Developments Ltd	56,000	15
Samudera Shipping Line Ltd	78,200	52
Sea Ltd ADR *	348	20
Sembcorp Industries Ltd	12,200	45
SembCorp Marine Ltd *	283,300	26
Sing Investments & Finance Ltd	32,550	24
Tiong Seng Holdings Ltd *	7,037	–
		800

South Africa — 0.7%
Anglo American PLC	283	8
Clicks Group Ltd	36,241	429
Combined Motor Holdings Ltd	9,481	13
Exxaro Resources Ltd	7,219	58
Gold Fields Ltd ADR	2,488	38
Ninety One Ltd	9,910	20
Sanlam Ltd	24,550	64

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sappi Ltd	46,269	$102
Standard Bank Group Ltd	2,471	19
Thungela Resources Ltd	18,798	131
Zeda Ltd/South Africa *	81,146	37
		919

South Korea — 2.5%
Celltrion Pharm Inc *	394	25
CROWNHAITAI Holdings Co Ltd	6,658	32
Daeduck Co Ltd	4,997	25
Dasan Networks *	7,318	19
Dongwon F&B Co Ltd	9,335	221
Eusu Holdings Co Ltd	11,497	58
Hana Financial Group Inc	13,996	437
Hansol Holdings Co Ltd	13,363	31
Heungkuk Fire & Marine Insurance *	5,931	14
Hyundai Motor Co	256	39
InnoWireless Co Ltd	1,897	40
KB Financial Group Inc	406	15
Kia Corp	1,179	76
Korea District Heating Corp *	664	13
Kukbo Design	1,270	16
LG Chem Ltd	47	25
LG Electronics Inc	1,610	149
LG Energy Solution Ltd *	60	27
Maeil Holdings Co Ltd	10,283	68
MegaStudy Co Ltd	4,696	40
Meritz Financial Group Inc	774	26
Mirae Asset Life Insurance Co Ltd *	4,310	10
Multicampus Co Ltd	1,570	41
Posco International Corp	1,184	27
Sajodaerim Corp	1,514	33
Samsung Electronics Co Ltd GDR	1,402	1,891
SeAH Holdings Corp	205	18
SGC e Tec E&C Co Ltd	2,418	46
SK Hynix Inc	377	31
Spigen Korea	650	17
Tongyang Life Insurance Co Ltd *	6,809	19
WiSoL	5,409	29
		3,558

Spain — 1.1%
Applus Services	1,089	10
Cia de Distribucion Integral Logista Holdings SA	1,033	26
Iberdrola SA	5,282	64
Industria de Diseno Textil SA	43,758	1,460
Vidrala SA	416	39
		1,599

Sweden — 1.6%
Alfa Laval AB	860	31
Assa Abloy AB, Cl B	21,156	468
Atea	4,441	59

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Atlas Copco AB, Cl A	5,000	$73
B3 Consulting Group AB	3,019	36
Beijer Ref AB, Cl B	2,244	33
Bulten	2,373	22
Essity AB, Cl B	3,581	95
FM Mattsson Mora Group AB, Cl B	1,866	10
Fortnox AB	5,711	37
H & M Hennes & Mauritz AB, Cl B	10,698	133
Hexagon AB, Cl B	40,321	466
Lagercrantz Group AB, Cl B	2,556	31
Lindab International AB	2,341	37
Munters Group	5,923	71
Mycronic AB	1,571	35
Nibe Industrier AB, Cl B	8,605	82
SSAB AB, Cl B	3,785	23
Svenska Handelsbanken AB, Cl A	12,153	96
Volvo AB, Cl B	24,062	443
Wihlborgs Fastigheter AB	4,237	30
		2,311

Switzerland — 2.7%
ABB Ltd	5,610	204
Cie Financiere Richemont SA, Cl A	5,248	830
CPH Chemie & Papier Holding AG	91	9
Georg Fischer AG	449	29
Implenia AG	851	43
Klingelnberg *	428	9
Kuehne + Nagel International AG	738	209
Novartis AG	4,868	464
On Holding AG, Cl A *	806	22
Partners Group Holding AG	612	549
Schindler Holding AG	707	146
Sika AG	1,519	413
Straumann Holding AG	157	23
Swatch Group AG/The, Cl B	1,823	540
Swiss Life Holding AG	72	41
Swisscom AG	326	206
Vontobel Holding AG	373	24
		3,761

Taiwan — 2.7%
104 Corp	9,000	63
Accton Technology Corp	5,000	57
Advantech Co Ltd	5,000	66
Asia Tech Image Inc	14,000	32
Chien Kuo Construction Co Ltd	42,000	19
ChipMOS Technologies Inc	74,000	95
Chung-Hsin Electric & Machinery Manufacturing Corp	18,000	67
DV Biomed	7,564	16
Eagle Cold Storage Enterprise	10,000	10
Evergreen Marine Corp Taiwan Ltd	7,200	36
Formosa Optical Technology	10,000	27

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
General Plastic Industrial Co Ltd	16,000	$18
Global Lighting Technologies	11,000	20
HIM International Music Inc	7,000	24
Hua Nan Financial Holdings Co Ltd	51,000	37
Innodisk Corp	16,000	174
Insyde Software Corp	18,000	72
Kaori Heat Treatment Co Ltd	4,000	32
Kingwaytek Technology	10,000	31
Lida Holdings Ltd	13,000	15
Lotes Co Ltd	7,000	198
Nova Technology	8,000	28
Novatek Microelectronics Corp	25,000	346
Quanta Computer Inc	15,000	57
Realtek Semiconductor Corp	23,000	286
Rich Honour International Designs Co Ltd	11,000	21
San Fang Chemical Industry	17,000	13
Sanyang Motor Co Ltd	11,000	29
Shih Her Technologies	8,000	17
Shihlin Electric & Engineering Corp	31,000	150
Sonix Technology Co Ltd	9,000	15
Sunonwealth Electric Machine Industry Co Ltd	24,000	68
TA Chen Stainless Pipe	18,000	26
Taishin Financial Holding Co Ltd	45,000	27
Taiwan Semiconductor Manufacturing Co Ltd ADR	7,703	759
Teco Electric and Machinery	66,000	110
Tofu Restaurant	6,000	51
Topco Technologies	6,000	14
TSC Auto ID Technology Co Ltd	5,000	38
United Integrated Services Co Ltd	6,000	45
Well Shin Technology	38,000	69
Wholetech System Hitech	4,158	7
Winmate	8,000	30
Wistron Corp	140,000	304
Wistron Information Technology & Services Corp	9,000	35
X-Legend Entertainment Co Ltd	15,000	23
Yield Microelectronics Corp	7,869	31
Yulon Motor Co Ltd	11,000	31
		3,739

Thailand — 3.1%
Bangkok Bank PCL	12,400	58
Bangkok Bank PCL NVDR	94,000	440
Bangkok Dusit Medical Services PCL NVDR	57,900	47
Bumrungrad Hospital PCL	4,100	26
Central Pattana PCL NVDR	13,000	25
Haad Thip PCL	24,600	30
Kang Yong Electric PCL	1,600	14
Khonburi Sugar NVDR	93,000	22
Krung Thai Bank NVDR NVDR	45,000	25
Ladprao General Hospital PCL	109,600	17

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lanna Resources PCL	410,900	$182
Lanna Resources PCL NVDR	217,700	96
Minor International PCL	905,700	878
Namyong Terminal NVDR	192,800	23
Netbay PCL	42,700	27
PTT Exploration & Production PCL NVDR	47,300	190
SCB X PCL	717,400	2,134
Silicon Craft Technology NVDR	119,880	33
Srivichai Vejvivat PCL	44,600	10
Thai Oil PCL NVDR	1,962	3
Thai Stanley Electric PCL	7,500	47
Thai Wah NVDR	69,200	9
Thantawan Industry PCL	8,900	7
Univanich Palm Oil PCL	158,800	38
		4,381

Turkey — 0.1%
Agesa Hayat ve Emeklilik AS	26,486	38
Akbank TAS	18,784	14
Turk Hava Yollari AO *	4,078	28
Turkcell Iletisim Hizmetleri AS *	5,888	10
Turkiye Petrol Rafinerileri AS	3,213	10
		100

United Arab Emirates — 0.2%
Abu Dhabi Aviation Co	10,953	21
Abu Dhabi Islamic Bank PJSC	10,322	28
Abu Dhabi National Insurance Co PSC	6,055	9
ADNOC Drilling Co PJSC	31,952	31
Air Arabia PJSC	41,698	26
Emaar Properties PJSC	22,199	37
Emirates NBD Bank PJSC	9,584	36
Ferrexpo PLC	4,015	5
National Marine Dredging Co *	5,347	28
Orascom Construction PLC	15,067	57
		278

United Kingdom — 6.8%
Allfunds Group Plc	19,103	130
BP PLC ADR	18,591	627
Breedon Group PLC	26,575	114
Burberry Group PLC	710	19
Cerillion PLC	3,698	60
CNH Industrial NV	36,360	463
Compass Group PLC	1,177	32
ConvaTec Group PLC	360,733	907
Dechra Pharmaceuticals PLC	7,500	311
Diageo PLC	12,853	533
Diploma PLC	4,926	185
dotdigital group plc	26,458	29
Entain PLC	57,921	947
GSK PLC ADR	8,185	275
Hargreaves Services PLC	2,957	15
Hunting PLC	2,706	7

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Impellam Group PLC *	3,091	$27
Informa PLC	100,359	867
Intertek Group PLC	6,861	353
Investec PLC	72,074	366
Kitwave Group PLC	4,617	15
London Stock Exchange Group PLC	4,744	503
Macfarlane Group PLC	19,861	27
Mears Group PLC	19,138	57
Mercia Asset Management PLC	54,167	18
Morgan Sindall Group PLC	2,919	66
NatWest Group PLC	141,508	455
Nomad Foods Ltd *	54,681	932
Norcros PLC	15,712	33
NWF Group PLC	8,792	28
Record PLC	24,577	26
RELX PLC	26,757	833
Ricardo	8,698	60
Robert Walters PLC	4,945	27
Rolls-Royce Holdings PLC *	79,592	141
Victorian Plumbing Group	8,761	9
		9,497

United States — 5.5%
Accenture PLC, Cl A	2,236	684
Aon PLC, Cl A	2,836	874
Axalta Coating Systems Ltd *	44,009	1,277
BRP Inc	5,215	370
CSL Ltd	721	143
Currency Exchange International *	2,600	44
Gentex Corp	36,768	966
GSK PLC	14,044	234
Holcim AG	1,714	105
Justin Allen Holdings	230,000	16
Molson Coors Canada Inc, Cl B	600	37
Monday.com Ltd *	927	167
Roche Holding AG	150	47
Samsonite International SA *	470,000	1,194
Sanofi	13,882	1,404
Spotify Technology SA *	724	108
Stellantis NV	1,355	20

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Swiss Re AG	458	$46
		7,736

Total Common Stock
(Cost $130,271) ($ Thousands)		132,664

EXCHANGE TRADED FUND — 0.6%
United States — 0.6%
iShares MSCI ACWI ex US ETF	16,667	797

Total Exchange Traded Fund
(Cost $832) ($ Thousands)		797

PREFERRED STOCK — 0.3%
Brazil — 0.1%
Metalurgica Gerdau SA (B)	11,000	24
Petroleo Brasileiro SA (B)	26,500	136
		160

Germany — 0.2%
Sartorius AG (B)	764	255

Total Preferred Stock
(Cost $500) ($ Thousands)		415

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	2,233,808	2,234

Total Cash Equivalent
(Cost $2,234) ($ Thousands)		2,234

Total Investments in Securities — 96.9%
(Cost $133,837) ($ Thousands)		$136,110

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	16	Jun-2023	$732	$719	$–
FTSE 100 Index	2	Jun-2023	187	185	(4)
Hang Seng Index	4	Jun-2023	473	465	(8)
S&P TSX 60 Index	1	Jun-2023	175	173	(2)
SPI 200 Index	1	Jun-2023	118	115	(2)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
TOPIX Index	2	Jun-2023	$307	$304	$(3)
			$1,992	$1,961	$(19)

A list of the open OTC Swap agreement held by the Fund at May 31, 2023, is as follows:

Total Return Swap
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	United States Custom Basket of Securities	1 Month + 5.08%	Asset Returns	Annually	2/1/2024	USD	282	$88	$–	$88

The following table represents the top 50 individual stock exposures or those exceeding 1% of the Custom Basket Total Return Swap as of May 31, 2023:

United States Custom Basket of Long Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

12,900	ITOCHU CORP	$451	($15)	159.9%
460	L OREAL	216	(22)	76.6
1,800	HOYA CORP	211	20	74.8
117	HERMES INTL	208	28	73.8
6,600	SHIN-ETSU CHEMICAL CO LTD	201	5	71.3
10,310	GSK PLC	187	(5)	66.3
2,600	YAKULT HONSHA CO LTD	184	(14)	65.2
1,022	AIR LIQUIDE	181	(5)	64.2
6,800	CANON INC	163	10	57.8
1,762	CGI INC	157	25	55.7
4,300	MITSUI CO LTD	140	(4)	49.6
3,100	SEVEN I HOLDINGS CO LTD	140	(2)	49.6
1,562	ALCON INC	128	(7)	45.4
11,200	CHUBU ELECTRIC POWER CO INC	120	19	42.6
10,700	INPEX CORP	118	(4)	41.8
500	FAST RETAILING CO LTD	117	—	41.5
774	ASTRAZENECA PLC	115	(3)	40.8
11,200	THE KANSAI ELECTRIC POWER CO INC	109	21	38.7
2,092	METRO INC	107	8	37.9
5,989	3I GROUP PLC	107	38	37.9
2,093	CRH PLC	102	(4)	36.2
11,600	KOBE STEEL LTD	95	(1)	33.7
2,800	ORIENTAL LAND CO LTD	91	15	32.3
2,254	VERALLIA	89	(10)	31.6
1,504	STANTEC INC	86	1	30.5
859	LONDON STOCK EXCHANGE GROUP	82	8	29.1
1,258	BNP PARIBAS	78	(6)	27.7
1,200	EDENRED	77	—	27.3
2,295	ACCOR SA	76	(1)	27.0
238	LG CHEM LTD-PREFERENCE	71	(6)	25.2
1,473	SPECTRIS PLC	69	—	24.5
13,296	AVIVA PLC	68	(3)	24.1
507	SAFRAN SA	68	6	24.1
336	ESSILORLUXOTTICA	67	(5)	23.8
1,226	JYP ENTERTAINMENT CORP	67	45	23.8
4,000	KIRIN HOLDINGS CO LTD	61	2	21.6
8,947	APA GROUP	61	(3)	21.6
28,243	JD SPORTS FASHION PLC	55	(2)	19.5
2,230	ASSOCIATED BRITISH FOODS PLC	51	(1)	18.1
839	ASHTEAD GROUP PLC	50	1	17.7
6,305	HSBC HOLDINGS PLC	48	—	17.0

SEI Institutional Investments Trust

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

2,100	NIPPON STEEL CORP	$46	$(12)	16.3%
586	PUBLICIS	46	(3)	16.3
1,000	SANRIO CO LTD	45	(4)	16.0
5,315	INFORMA PLC	42	5	14.9
4,122	INCHCAPE PLC	42	(2)	14.9
13,778	TESCO PLC	42	11	14.9
1,210	DIPLOMA PLC	41	5	14.5
570	D/S NORDEN	40	(10)	14.2
199	FLUTTER ENTERTAINMENT PLC	40	(1)	14.2
1,529	DEUTSCHE TELEKOM AG	38	(4)	13.5
1,625	TECHNIP ENERGIES NV	36	(4)	12.8
23,357	PERSEUS MINING LTD	36	(8)	12.8
4,400	HULIC CO LTD	36	2	12.8
18,995	ROLLS-ROYCE HOLDINGS PLC	35	(2)	12.4
2,977	BRITVIC PLC	34	(1)	12.1
610	4IMPRINT GROUP PLC	33	4	11.7
1,600	YOSHINOYA HOLDINGS CO LTD	31	(1)	11.0
15,485	BARCLAYS PLC	30	(1)	10.6
148	SOPRA STERIA GROUP	29	(2)	10.3
831	WHITBREAD PLC	28	7	9.9
337	RECKITT BENCKISER GROUP PLC	27	(1)	9.6
1,835	KAINOS GROUP PLC	27	3	9.6
7,939	MONEYSUPERMARKET.COM	26	(2)	9.2
5,443	BALFOUR BEATTY PLC	25	—	8.9
731	OXFORD INSTRUMENTS PLC	25	—	8.9
1,668	PRUDENTIAL PLC	25	(3)	8.9
781	AXA	25	(3)	8.9
6,439	ROTORK PLC	25	—	8.9
499	NOVOZYMES B	25	(1)	8.9
1,419	ELIS SA	25	—	8.9
7,743	TELEFONICA DTLD	25	(3)	8.9
193	DR ING HC F PORSCHE AG	25	(1)	8.9
3,292	BORR DRILLING LTD	25	(2)	8.9
1,997	BAE SYSTEMS PLC	25	(2)	8.9
200	GAMES WORKSHOP GROUP PLC	25	(1)	8.9
1,733	DUNELM GROUP PLC	24	(1)	8.5
1,535	JET2 PLC	24	—	8.5
4,017	EASYJET PLC	24	(1)	8.5
5,575	BREEDON GROUP PLC	24	—	8.5
600	UNICHARM CORP	23	1	8.2
13,150	MARKS & SPENCER GROUP PLC	23	6	8.2
6,162	AIB GROUP	23	2	8.2
5,415	PETS AT HOME GROUP PLC	23	2	8.2
1,077	ENDEAVOUR MINING PLC	23	6	8.2
158	ADP PROMESSES	22	2	7.8

The following table represents the individual stock exposures comprising the Net Short Custom Basket Total Return Swap as of May 31, 2023:

United States Custom Basket of Short Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(3,541)	BK NOVA SCOTIA	($171)	$1	(60.6)%
(9,400)	OSAKA GAS CO LTD	(156)	8	(55.3)
(4,600)	TAISEI CORP	(148)	2	(52.5)
(74,300)	SINGAPORE TELECOMMUNICATIONS	(136)	—	(48.2)
(7,300)	AOZORA BANK LTD	(133)	(1)	(47.2)
(1,471)	SGS SA-REG	(132)	2	(46.8)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund (Continued)

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(5,200)	MEIJI HOLDINGS CO LTD	$(124)	$6	(44.0)%
(8,063)	NTT DATA CORP	(114)	(1)	(40.4)
(6,300)	KEWPIE CORP	(104)	3	(36.9)
(1,497)	SECOM CO LTD	(101)	3	(35.8)
(2,100)	TREND MICRO INC	(101)	1	(35.8)
(13,400)	RICOH CO LTD	(100)	(13)	(35.5)
(6,000)	ODAKYU ELECTRIC RAILWAY CO LTD	(92)	(1)	(32.6)
(24,900)	YAMADA HOLDINGS CO LTD	(89)	13	(31.6)
(14,200)	SHIMIZU CORP	(87)	1	(30.9)
(2,700)	SHIMADZU CORP	(86)	2	(30.5)
(775)	TFI International Inc	(85)	3	(30.1)
(5,500)	BROTHER INDUSTRIES LTD	(81)	—	(28.7)
(3,900)	TOKYO GAS CO LTD	(81)	(2)	(28.7)
(4,085)	TELUS CORP	(79)	2	(28.0)
(3,900)	AEON CO LTD	(78)	—	(27.7)
(14,000)	POWER ASSETS	(77)	1	(27.3)
(5,200)	SKANSKA B	(75)	6	(26.6)
(5,400)	NGK INSULATORS LTD	(72)	6	(25.5)
(7,300)	AMADA CO LTD	(70)	(1)	(24.8)
(3,015)	ADMIRAL GROUP PLC	(70)	(19)	(24.8)
(4,700)	KAJIMA CORP	(69)	4	(24.5)
(7,400)	SANTEN PHARMACEUTICAL CO LTD	(68)	(2)	(24.1)
(4,500)	LIXIL CORP	(68)	11	(24.1)
(2,100)	ITO EN LTD	(67)	5	(23.8)
(7,600)	MAZDA MOTOR CORP	(65)	1	(23.0)
(7,000)	ANRITSU CORP	(64)	2	(22.7)
(3,200)	JAPAN AIRLINES CO LTD	(62)	—	(22.0)
(2,200)	NH FOODS LTD	(62)	2	(22.0)
(1,900)	HANKYU HANSHIN HOLDINGS INC	(61)	1	(21.6)
(2,241)	SIGNIFY NV	(61)	4	(21.6)
(6,500)	KS HOLDINGS CORP	(61)	1	(21.6)
(4,151)	SCSK CORP	(61)	(6)	(21.6)
(2,173)	EMPIRE CO CL A	(56)	1	(19.9)
(17,500)	BOC HONG KONG	(56)	4	(19.9)
(4,200)	NISSHIN SEIFUN GROUP INC	(54)	1	(19.1)
(8,700)	MITSUBISHI CHEMICAL GROUP CORP	(51)	2	(18.1)
(7,000)	CLP HOLDINGS	(51)	—	(18.1)
(400)	CENTRAL JAPAN RAILWAY CO LTD	(50)	4	(17.7)
(6,300)	OBAYASHI CORP	(49)	(7)	(17.4)
(2,640)	Nomad Holdings Ltd. Ordinary Shares (Vir	(47)	2	(16.7)
(1,800)	SUZUKEN CO LTD	(47)	2	(16.7)
(2,600)	IIDA GROUP HOLDINGS CO LTD	(44)	—	(15.6)
(3,300)	TOSOH CORP	(44)	5	(15.6)
(2,300)	COMSYS HOLDINGS CORP	(43)	(2)	(15.2)
(3,500)	HASEKO CORP	(42)	2	(14.9)
(2,300)	EXEO GROUP INC	(42)	(3)	(14.9)
(3,900)	TEIJIN LTD	(42)	6	(14.9)
(2,700)	JAPAN POST INSURANCE CO LTD	(42)	2	(14.9)
(2,000)	CALBEE INC	(42)	3	(14.9)
(2,000)	DENKA CO LTD	(42)	4	(14.9)
(428)	KERRY GROUP	(41)	(1)	(14.5)
(2,415)	MONDI PLC	(39)	1	(13.8)
(1,876)	EVONIK INDUSTR	(39)	2	(13.8)
(42,420)	STAR ENTERTAINMENT GRP LTD/T	(39)	7	(13.8)
(4,100)	CASIO COMPUTER CO LTD	(38)	4	(13.5)
(10,900)	KONICA MINOLTA INC	(38)	1	(13.5)
(3,824)	BILLERUD AB	(38)	8	(13.5)
(1,100)	EARTH CORP	(38)	(1)	(13.5)
(2,200)	USS CO LTD	(38)	2	(13.5)
(3,100)	VENTURE CORPORATION LTD	(36)	1	(12.8)

SEI Institutional Investments Trust

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(118)	SONOVA H AG ORD	$(35)	$5	(12.4)%
(418)	NEXANS	(35)	3	(12.4)
(3,375)	PENNON GROUP PLC	(35)	3	(12.4)
(4,480)	ALGONQUIN PWR & UTILS CORP	(34)	(7)	(12.1)
(800)	AIN HOLDINGS INC	(34)	1	(12.1)
(500)	NITTO DENKO CORP	(33)	(13)	(11.7)
(18,000)	XINYI GLASS	(32)	6	(11.3)
(36,900)	COMFORTDELGRO	(32)	2	(11.3)
(1,700)	NIPPON ELECTRIC GLASS CO LTD	(32)	1	(11.3)
(10,519)	HERA	(32)	(1)	(11.3)
(1,254)	MITSUI MINING SMELTING CO	(31)	3	(11.0)
(1,400)	LATOUR B	(31)	3	(11.0)
(2,300)	TS TECH CO LTD	(31)	2	(11.0)
(1,100)	MABUCHI MOTOR CO LTD	(31)	1	(11.0)
(320)	COLLIERS INTERNATIONAL GROUP I	(30)	—	(10.6)
(1,002)	GILDAN ACTIVEWR	(29)	2	(10.3)
(2,400)	USHIO INC	(29)	(5)	(10.3)
(9,900)	PARKWAYLIFE REAL ESTATE	(29)	3	(10.3)
(1,667)	FUJI CORP	(28)	1	(9.9)
(2,100)	DENA CO LTD	(28)	—	(9.9)
(3,400)	BIC CAMERA INC	(28)	3	(9.9)
(2,500)	LION CORP	(27)	3	(9.6)
(1,100)	MITSUBISHI LOGISTICS CORP	(27)	—	(9.6)
(700)	ZENKOKU HOSHO CO LTD	(26)	1	(9.2)
(1,300)	MITSUI FUDOSAN CO LTD	(25)	1	(8.9)
(1,300)	SUMITOMO CORP	(25)	—	(8.9)
(22,179)	VODAFONE GROUP PLC	(25)	4	(8.9)
(846)	ALSTOM	(25)	1	(8.9)
(1,374)	FLUIDRA S.A.	(25)	—	(8.9)
(3,736)	SES SA	(25)	3	(8.9)
(137)	D'IETEREN GROUP	(25)	1	(8.9)
(149)	REMY COINTREAU	(24)	1	(8.5)
(15,719)	MIRVAC GROUP	(24)	—	(8.5)
(2,700)	INFRONEER HOLDINGS INC	(24)	(7)	(8.5)
(254)	BACHEM N	(24)	(3)	(8.5)
(336)	ALFEN BEHEER BV	(24)	—	(8.5)
(900)	SAWAI GROUP HOLDINGS CO LTD	(24)	3	(8.5)
(2,300)	COCA-COLA BOTTLERS JAPAN HOLDINGS INC	(24)	(1)	(8.5)
(1,400)	SUBARU CORP	(23)	(1)	(8.2)
(500)	OKUMA CORP	(23)	(1)	(8.2)
(214)	DIASORIN ITALIA SPA	(23)	1	(8.2)
(1,300)	GS YUASA CORP	(23)	1	(8.2)
(1,700)	BENESSE HOLDINGS INC	(23)	2	(8.2)
(800)	DAISEKI CO LTD	(23)	2	(8.2)
(600)	MORINAGA MILK IND CO LTD	(22)	(1)	(7.8)
(103)	SOFINA	(21)	—	(7.4)
(255)	CARGOJET INC	(19)	1	(6.7)
(4,000)	RAKUTEN GROUP INC	(18)	—	(6.4)
(100)	SHIMANO INC	(14)	—	(5.0)

Percentages are based on Net Assets of $140,438 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	No interest rate available.

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	132,664	–	–	^	132,664
Exchange Traded Fund	797	–	–		797
Preferred Stock	415	–	–		415
Cash Equivalent	2,234	–	–		2,234
Total Investments in Securities	136,110	–	–	^	136,110

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Screened World Equity Ex-US Fund (Concluded)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(19)	–	–	(19)
OTC Swap
Total Return Swap*
Unrealized Appreciation	–	88	–	88
Total Other Financial Instruments	(19)	88	–	69

^	This category includes securities with a value of $-.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$5,306	$14,173	($17,245)	$—	$—	$2,234	$75	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Select Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.3%
Argentina — 0.0%
YPF SA ADR *	710	$8

Australia — 0.2%
AMP Ltd	79,293	56
Brambles Ltd	1,201	11
Dexus *‡	15,200	81
Fortescue Metals Group Ltd	1,230	15
Goodman Group ‡	1,257	16
Macquarie Group Ltd	257	28
Steadfast Group Ltd	18,078	69
Technology One Ltd	7,222	77
Telstra Group Ltd	3,547	10
Wesfarmers Ltd	504	16
Woolworths Group Ltd	802	19
		398

Austria — 0.3%
BAWAG Group AG	591	26
Erste Group Bank AG	11,853	382
OMV AG	2,337	104
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,100	80
voestalpine AG	2,496	77
		669

Belgium — 0.4%
Ageas SA/NV	1,882	75
Anheuser-Busch InBev SA/NV	13,837	736
Etablissements Franz Colruyt NV	2,100	70
		881

Brazil — 0.3%
Ambev SA	69,173	194
Banco BTG Pactual SA	14,200	73
Banco do Brasil SA	33,000	288
Cia de Saneamento do Parana	10,300	41

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telefonica Brasil SA	10,500	$83
		679

Canada — 0.5%
Alimentation Couche-Tard Inc	1,205	58
Canadian Imperial Bank of Commerce	1,400	58
Canadian Tire Corp Ltd, Cl A	700	84
Cogeco Communications Inc	1,500	71
Dollarama Inc	373	23
Element Fleet Management Corp	6,972	105
Fairfax Financial Holdings Ltd	26	19
Intact Financial Corp	538	79
Loblaw Cos Ltd	2,144	187
Open Text Corp	5,026	209
Quebecor Inc, Cl B	4,263	101
Russel Metals Inc	1,056	28
Shopify Inc, Cl A *	1,781	102
Stella-Jones Inc	1,202	53
West Fraser Timber Co Ltd	123	8
		1,185

Chile — 0.0%
Antofagasta PLC	930	16
Enel Chile SA	1,415,649	77
		93

China — 2.6%
3SBio Inc	73,500	74
Air China Ltd, Cl H	94,000	71
Alibaba Group Holding Ltd *	24,792	247
Anhui Gujing Distillery Co Ltd, Cl B *	2,700	44
Bank of Communications Co Ltd, Cl H	167,000	108
Beijing Capital International Airport Co Ltd, Cl H	180,172	126
Beijing Enterprises Holdings Ltd	24,500	95
Beijing-Shanghai High Speed Railway Co Ltd, Cl A *	50,400	41
BOE Technology Group Co Ltd, Cl A	136,800	76
BYD Co Ltd, Cl H	11,500	347
C&D International Investment Group Ltd	15,871	40
China Construction Bank Corp, Cl H	559,000	358
China Petroleum & Chemical Corp, Cl H	244,000	154
China Railway Signal & Communication Corp Ltd, Cl H	296,000	121
China Resources Medical Holdings Co Ltd	93,770	74
China Shenhua Energy Co Ltd, Cl H	28,000	89
China Southern Airlines Co Ltd, Cl H	238,507	137
China State Construction International Holdings Ltd	36,850	42
China Tower Corp Ltd, Cl H	2,122,000	233
CNOOC Energy Technology & Services Ltd, Cl A *	316,900	147
Guangdong Zhongnan Iron & Steel Co Ltd, Cl A	165,000	67

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Guangshen Railway Co Ltd, Cl H	56,000	$16
Guangzhou Baiyun International Airport Co Ltd, Cl A	31,600	63
Hello Group Inc ADR	3,318	27
JD Health International Inc *	1,100	7
KE Holdings Inc ADR *	12,448	177
Kingdee International Software Group Co Ltd	16,000	21
Kuaishou Technology, Cl B *	1,100	7
Lens Technology Co Ltd, Cl A	40,700	67
Li Auto Inc ADR *	2,634	76
Liuzhou Iron & Steel Co Ltd, Cl A	65,500	38
Meituan, Cl B *	22,015	310
New Oriental Education & Technology Group Inc *	8,297	32
Nongfu Spring Co Ltd, Cl H	1,600	9
NXP Semiconductors NV	62	11
Offshore Oil Engineering Co Ltd, Cl A *	60,100	52
People's Insurance Co Group of China Ltd/The, Cl H	268,000	101
PetroChina Co Ltd, Cl H	108,000	70
PICC Property & Casualty Co Ltd	260,000	310
Ping An Insurance Group Co of China Ltd, Cl H	1,500	10
Shaanxi Coal Industry Co Ltd, Cl A *	9,800	23
Shanghai International Airport Co Ltd, Cl A	36,600	240
Shenzhen Expressway Corp Ltd, Cl H	42,000	35
Shougang Fushan Resources Group Ltd	264,000	81
Sinopharm Group Co Ltd, Cl H	77,715	255
Tencent Holdings Ltd	21,890	869
Tencent Music Entertainment Group ADR *	7,654	53
Tingyi Cayman Islands Holding Corp	84,000	126
TravelSky Technology Ltd, Cl H	41,323	75
Uni-President China Holdings Ltd	78,698	68
Visionox Technology Inc, Cl A *	20,100	21
Xian International Medical Investment Co Ltd, Cl A	4,000	5
Yonghui Superstores Co Ltd, Cl A	127,097	57
Yutong Bus Co Ltd, Cl A	91,000	166
		6,169

Czech Republic — 0.1%
Komercni Banka AS	7,167	213

Denmark — 0.3%
Carlsberg AS, Cl B	87	13
Novo Nordisk A/S, Cl B	4,270	683
Scandinavian Tobacco Group A/S	5,200	85
		781

Egypt — 0.0%
Ezz Steel Co SAE	45,432	57
Telecom Egypt Co	22,501	18
		75

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Estonia — 0.0%
Enefit Green AS	17,776	$92

Finland — 0.7%
Elisa Oyj, Cl A	223	12
Kesko Oyj, Cl B	605	11
Metso Oyj	41,686	455
Nokia Oyj	146,024	591
Orion Oyj, Cl B	276	12
Stora Enso Oyj, Cl R	50,068	632
		1,713

France — 3.4%
Alstom SA	13,095	359
AXA SA	31,284	881
BNP Paribas SA	15,048	867
Bouygues SA	2,506	80
Carrefour SA	4,600	84
Cie de Saint-Gobain	12,124	670
Credit Agricole SA	1,212	14
Dassault Systemes SE	423	19
Edenred	4,206	269
Engie SA	1,561	23
Hermes International	454	921
IPSOS	1,004	49
Kering SA	740	393
Legrand SA	151	14
LVMH Moet Hennessy Louis Vuitton SE	292	253
Orange SA	7,700	92
Pernod Ricard SA	879	189
Publicis Groupe SA	8,693	642
Rexel SA	33,218	677
Societe BIC SA	1,600	95
SPIE SA	3,347	99
Technip Energies NV	3,363	67
TotalEnergies SE	20,074	1,136
Veolia Environnement SA	1,013	30
		7,923

Germany — 1.9%
Allianz SE	3,417	729
Bayerische Motoren Werke AG	173	19
Commerzbank AG	17,723	178
Continental AG	4,665	310
Covestro AG	18,401	707
Deutsche Post AG	1,746	78
Deutsche Telekom AG	15,635	346
Fresenius Medical Care AG & Co KGaA	14,223	606
GEA Group AG	244	10
Hannover Rueck SE	151	32
Heidelberg Materials AG	7,181	512
Mercedes-Benz Group AG	1,927	143
Rheinmetall AG	485	122
SAP SE	5,336	695

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telefonica Deutschland Holding AG	4,643	$13
		4,500

Greece — 0.2%
Danaos Corp	104	6
Fourlis Holdings SA	20,524	96
Mytilineos SA	5,212	164
Profile Systems & Software SA	16,000	67
Sarantis SA	14,046	111
		444

Hong Kong — 0.1%
SSY Group Ltd	80,000	49
Sun Hung Kai Properties Ltd	5,000	64
		113

Hungary — 0.9%
Magyar Telekom Telecommunications PLC	214,881	258
MOL Hungarian Oil & Gas PLC	39,613	321
OTP Bank Nyrt	17,741	551
Richter Gedeon Nyrt	41,546	1,042
		2,172

India — 1.8%
Bharat Electronics Ltd *	64,855	88
Canara Bank	6,596	25
CG Power & Industrial Solutions Ltd	14,937	71
Cholamandalam Investment and Finance Co Ltd	25,339	322
Cummins India Ltd	2,902	62
Federal Bank Ltd *	30,114	46
Housing Development Finance Corp Ltd	245	8
ICICI Bank Ltd *	4,085	47
Indian Oil Corp Ltd *	68,950	75
IndusInd Bank Ltd	4,468	69
Infosys Ltd ADR	6,553	104
InterGlobe Aviation Ltd *	287	8
ITC Ltd	53,547	288
Jindal Steel & Power Ltd *	51,023	319
JSW Steel Ltd	3,782	32
Karur Vysya Bank Ltd/The *	28,004	36
Kotak Mahindra Bank Ltd *	1,061	26
Mahindra & Mahindra Financial Services Ltd	68,804	236
Mahindra & Mahindra Ltd	10,702	171
Narayana Hrudayalaya Ltd	4,949	53
Nestle India Ltd	900	236
NHPC Ltd *	105,600	55
NMDC Ltd *	143,055	185
Oil & Natural Gas Corp Ltd *	54,269	102
Oil India Ltd *	37,200	116
Power Finance Corp Ltd	118,437	261
REC Ltd	157,420	269
Shriram Finance Ltd	4,594	78

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Steel Authority of India Ltd *	148,071	$148
Sun Pharmaceutical Industries Ltd *	4,125	49
Tata Consultancy Services Ltd *	9,018	358
Tata Motors Ltd *	14,938	95
TVS Motor Co Ltd	3,210	50
Varun Beverages Ltd	5,905	121
		4,209

Indonesia — 0.1%
Adaro Minerals Indonesia Tbk PT *	70,361	4
Bank Central Asia Tbk PT	16,100	10
Bank Mandiri Persero Tbk PT	403,400	136
Bank Rakyat Indonesia Persero Tbk PT	35,100	13
BFI Finance Indonesia Tbk PT	98,400	9
Gudang Garam Tbk PT	5,200	9
Indika Energy Tbk PT	38,780	4
Indofood Sukses Makmur Tbk PT	49,700	24
Kalbe Farma Tbk PT	357,763	48
Matahari Department Store Tbk PT	139,524	34
Sumber Alfaria Trijaya Tbk PT	292,608	52
		343

Ireland — 0.4%
Bank of Ireland Group PLC	15,527	146
CRH PLC	17,301	813
		959

Israel — 0.0%
Bank Leumi Le-Israel BM	11,149	78

Italy — 0.7%
Assicurazioni Generali SpA	637	12
BFF Bank SpA	3,681	38
Intesa Sanpaolo SpA	349,942	804
Mediobanca Banca di Credito Finanziario SpA	1,104	12
Snam SpA	3,202	17
Terna - Rete Elettrica Nazionale	1,119	9
UniCredit SpA	28,351	542
UnipolSai Assicurazioni SpA	34,200	81
		1,515

Japan — 12.3%
AEON REIT Investment Corp ‡	70	80
Aisin Corp	35,200	1,010
Allegro MicroSystems Inc *	1,490	59
Alps Alpine Co Ltd	20,400	180
Aoyama Trading Co Ltd	11,100	101
Astellas Pharma Inc	700	11
BayCurrent Consulting Inc	2,136	78
Canon Inc	7,100	176
Capcom Co Ltd	300	12
Cosel Co Ltd	7,300	58
Credit Saison Co Ltd	44,600	612
Dai-ichi Life Holdings Inc	19,900	341

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Daiichi Sankyo Co Ltd	1,900	$62
Daiwabo Holdings Co Ltd	2,069	38
DCM Holdings Co Ltd	10,500	94
Eizo Corp	4,800	164
en Japan Inc	16,300	271
EXEO Group Inc	18,600	354
FANUC Corp	24,000	824
Fuji Media Holdings Inc	18,600	178
FUJIFILM Holdings Corp	4,039	247
Fujikura Ltd	4,264	34
H.U. Group Holdings Inc	3,700	70
Hachijuni Bank Ltd/The	85,600	360
Hirogin Holdings Inc	51,900	282
Hokuhoku Financial Group Inc	15,300	117
Honda Motor Co Ltd	48,000	1,376
Internet Initiative Japan Inc	1,768	35
ITOCHU Corp	1,000	34
Itochu Enex Co Ltd	13,300	110
Japan Lifeline Co Ltd	22,700	167
Japan Tobacco Inc	6,666	145
JFE Holdings Inc	32,800	405
JGC Holdings Corp	20,900	254
JTEKT Corp	74,200	617
Kajima Corp	18,600	260
Kao Corp	28,200	984
KDDI Corp	2,400	74
Kirin Holdings Co Ltd	68,100	1,014
Komeri Co Ltd	12,400	261
K's Holdings Corp	22,400	193
Kuraray Co Ltd	33,500	316
Kyorin Pharmaceutical Co Ltd	12,900	160
Lintec Corp	14,800	232
Mabuchi Motor Co Ltd	11,100	301
Macnica Holdings Inc	658	24
Makita Corp	31,500	852
Marubeni Corp	3,800	54
MIRAIT ONE corp	8,300	103
Mitsubishi Corp	400	16
Mitsubishi Estate Co Ltd	90,400	1,037
Mitsubishi UFJ Financial Group Inc	87,000	581
Mitsui & Co Ltd	3,368	106
Mizuho Financial Group Inc	12,300	181
Morinaga Milk Industry Co Ltd	11,400	404
Murata Manufacturing Co Ltd	6,400	376
NH Foods Ltd	11,100	302
NIDEC CORP	12,700	631
Nippon Shinyaku Co Ltd	1,300	59
Nippon Shokubai Co Ltd	1,900	70
Nippon Telegraph & Telephone Corp	4,700	133
Nippon Television Holdings Inc	37,200	337
Nishi-Nippon Financial Holdings Inc	39,100	298
Nissin Foods Holdings Co Ltd	1,327	113

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
North Pacific Bank Ltd	92,700	$170
NSK Ltd	174,600	1,056
NTT Data Corp	2,951	42
Obayashi Corp	22,100	178
Oji Holdings Corp	20,700	80
OSG Corp	16,800	231
Otsuka Corp	1,900	72
Pack Corp/The	4,100	86
Panasonic Holdings Corp	1,700	18
Rengo Co Ltd	9,000	53
Rohto Pharmaceutical Co Ltd	3,478	74
Ryohin Keikaku Co Ltd	20,700	203
Sanrio Co Ltd	1,376	55
Sawai Group Holdings Co Ltd	10,400	246
Seiko Epson Corp	22,300	338
Seino Holdings Co Ltd	33,500	379
Senko Group Holdings Co Ltd	12,300	81
Sohgo Security Services Co Ltd	5,500	155
Stanley Electric Co Ltd	13,000	262
Subaru Corp	6,900	118
Sumitomo Corp	900	17
Sumitomo Electric Industries Ltd	35,600	421
Sumitomo Heavy Industries Ltd	13,000	289
Sumitomo Mitsui Financial Group Inc	26,500	1,077
Sumitomo Mitsui Trust Holdings Inc	24,700	867
Suzuken Co Ltd/Aichi Japan	5,900	148
Taiheiyo Cement Corp	15,600	265
Takeda Pharmaceutical Co Ltd	300	9
Teijin Ltd	200	2
Toagosei Co Ltd	13,000	112
Toho Holdings Co Ltd	11,100	202
Tokyo Electron Ltd	537	74
Tokyo Gas Co Ltd	26,000	552
Toray Industries Inc	154,000	813
Toyo Ink SC Holdings Co Ltd	4,000	61
Toyo Suisan Kaisha Ltd	1,598	70
Toyoda Gosei Co Ltd	20,000	329
Toyota Tsusho Corp	400	18
Trusco Nakayama Corp	12,800	193
United Arrows Ltd	7,000	118
UT Group Co Ltd	4,200	83
Xebio Holdings Co Ltd	9,100	73
Yakult Honsha Co Ltd	3,226	209
Yamada Holdings Co Ltd	96,900	286
Yamaha Motor Co Ltd	3,906	96
Yamato Holdings Co Ltd	7,400	135
		28,844

Kazakhstan — 0.4%
Halyk Savings Bank of Kazakhstan JSC GDR	38,076	489
Kaspi.KZ JSC GDR	6,772	542
		1,031

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Luxembourg — 0.3%
APERAM SA	7,824	$255
ArcelorMittal SA	13,086	324
Reinet Investments SCA	6,136	121
		700

Malaysia — 0.1%
Dayang Enterprise Holdings Bhd	6,451	2
Evergreen Fibreboard Bhd	126,172	7
Gamuda Bhd	44,752	43
Heineken Malaysia Bhd	1,900	11
KPJ Healthcare Bhd	122,000	31
RHB Bank Bhd	82,700	96
		190

Mexico — 0.5%
Alsea SAB de CV *	40,282	117
Arca Continental SAB de CV	7,008	71
Coca-Cola Femsa SAB de CV	9,277	77
Grupo Aeroportuario del Sureste SAB de CV, Cl B	340	9
Grupo Bimbo SAB de CV, Ser A	35,054	187
Grupo Financiero Banorte SAB de CV, Cl O	12,900	103
Kimberly-Clark de Mexico SAB de CV, Cl A	22,500	46
Orbia Advance Corp SAB de CV	8,113	17
Southern Copper Corp	436	29
Ternium SA ADR	13,210	493
		1,149

Netherlands — 0.6%
ABN AMRO Bank NV	9,411	137
Aegon NV	3,602	16
Heineken NV	239	24
ING Groep NV	54,635	670
Koninklijke Ahold Delhaize NV	8,452	267
NN Group NV	2,200	79
Shell PLC	4,700	129
Wolters Kluwer NV	218	25
		1,347

New Zealand — 0.0%
Spark New Zealand Ltd	2,641	8

Norway — 0.0%
Austevoll Seafood ASA	6,400	50
Norsk Hydro ASA	1,928	12
		62

Pakistan — 0.0%
Habib Bank Ltd	63,667	17
Meezan Bank Ltd	19,751	6
		23

Philippines — 0.1%
Aboitiz Power Corp	34,400	23
Alliance Global Group Inc	28,400	7

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bloomberry Resorts Corp *	60,600	$11
DMCI Holdings Inc	438,600	74
LT Group Inc	125,400	21
Megaworld Corp	379,945	14
Universal Robina Corp	20,236	50
		200

Poland — 1.6%
Amica SA	5,355	101
Bank Handlowy w Warszawie SA	9,891	192
Bank Polska Kasa Opieki SA	16,529	374
Benefit Systems SA	468	146
Budimex SA	1,884	149
CAPITEA SA *	158,863	–
CCC SA *	4,300	46
ComArch SA	2,742	94
Eurocash SA	3,503	14
Grupa Azoty SA *	743	4
Grupa Kety SA	3,012	403
Inter Cars SA	1,738	215
Jastrzebska Spolka Weglowa SA *	13,901	126
KGHM Polska Miedz SA	5,006	123
LPP SA	105	296
Polski Koncern Naftowy ORLEN SA *	6,913	98
Powszechna Kasa Oszczednosci Bank Polski SA	92,236	696
Powszechny Zaklad Ubezpieczen SA *	42,522	386
Toya SA	73,963	101
VRG SA	95,776	76
Wirtualna Polska Holding SA *	3,900	107
		3,747

Portugal — 0.1%
Jeronimo Martins SGPS SA	5,934	143
REN - Redes Energeticas Nacionais SGPS SA	28,700	76
		219

Romania — 0.4%
Banca Transilvania SA	31,992	130
BRD-Groupe Societe Generale SA *	77,937	203
Fondul Proprietatea SA	254,910	111
OMV Petrom SA	3,657,243	390
Sphera Franchise Group SA	35,121	138
		972

Russia — 0.0%
Detsky Mir PJSC	101,061	–
Evraz PLC	21,791	22
Gazprom Neft PJSC	7,643	–
Gazprom PJSC (A)	125,045	–
Globaltrans Investment PLC GDR *(A)	27,819	–
HeadHunter Group PLC ADR *(A)	161	–
Inter RAO UES PJSC	2,649,312	–
Magnit PJSC	2,567	–

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Magnitogorsk Iron & Steel Works PJSC	26,960	$–
MD Medical Group Investments PLC GDR	29,105	–
MMC Norilsk Nickel PJSC (A)	354	–
PhosAgro PJSC GDR *	12,000	–
Rosneft Oil Co PJSC (A)	35,283	–
Sberbank of Russia PJSC	105,050	–
X5 Retail Group NV GDR *	10,491	–
		22

Saudi Arabia — 0.2%
Abdullah Al Othaim Markets Co	399	14
Aldrees Petroleum and Transport Services Co	2,251	64
Saudi Electricity Co	13,999	81
Saudi National Bank/The	32,000	315
		474

Singapore — 0.2%
Best World International Ltd *	24,994	34
DBS Group Holdings Ltd	3,500	78
Jardine Cycle & Carriage Ltd	5,900	141
Keppel Corp Ltd	1,800	8
Sheng Siong Group Ltd	9,641	12
STMicroelectronics NV	474	20
United Overseas Bank Ltd	5,900	122
		415

Slovenia — 0.2%
Nova Ljubljanska Banka dd GDR	23,774	378

South Africa — 0.4%
Anglo American PLC	19,415	535
Barloworld Ltd	12,062	51
DataTec Ltd	841	1
Hyprop Investments Ltd ‡	12,364	19
MTN Group Ltd	1,659	10
Old Mutual Ltd	325,070	175
Sappi Ltd	52,567	116
		907

South Korea — 1.5%
Daewon Pharmaceutical Co Ltd	3,649	40
DIO Corp *	2,321	48
Dongkuk Steel Mill Co Ltd	5,835	50
Doosan Bobcat Inc	5,926	239
Doosan Co Ltd	362	26
Hancom Inc *	2,354	26
Hanwha Corp	4,472	103
HD Hyundai Co Ltd	785	34
HD Hyundai Infracore Co Ltd	3,562	26
Humedix Co Ltd	1,400	33
HYBE Co Ltd *	1,235	255
Hyosung Heavy Industries Corp *	814	49
Hyundai Mobis Co Ltd	661	111
Hyundai Motor Co	2,210	333

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
InBody Co Ltd	2,423	$49
Industrial Bank of Korea	14,800	114
JYP Entertainment Corp	3,538	325
Kia Corp	4,818	312
Korea Real Estate Investment & Trust Co Ltd	53,058	55
KT Corp	3,800	90
KT&G Corp	1,300	82
Kyeryong Construction Industrial Co Ltd	95	1
Orion Corp/Republic of Korea	624	61
Partron Co Ltd	4,462	31
PharmaResearch Co Ltd	66	6
POSCO Future M Co Ltd	792	209
Samsung Electronics Co Ltd	9,379	505
Seoyon Co Ltd	8,437	57
SK D&D Co Ltd	974	15
SK Telecom Co Ltd	2,200	82
Solid Inc	6,411	27
Tovis Co Ltd	4,114	36
		3,430

Spain — 0.5%
AmRest Holdings SE *	20,616	107
Banco Santander SA	286,430	930
Bankinter SA	4,156	24
Endesa SA	3,600	78
Viscofan SA	573	38
		1,177

Sweden — 0.4%
AddTech AB, Cl B	6,831	140
Autoliv Inc	8,228	656
Axfood AB	942	20
Essity AB, Cl B	872	23
Evolution AB	83	11
Hexatronic Group AB	2,938	18
Munters Group AB	3,397	41
Saab AB, Cl B	1,346	73
		982

Switzerland — 0.5%
Accelleron Industries AG	1,968	47
Cie Financiere Richemont SA, Cl A	5,097	806
Kuehne + Nagel International AG	98	28
Lonza Group AG	42	26
Novartis AG	2,100	200
Partners Group Holding AG	51	46
Wizz Air Holdings Plc *	2,680	92
		1,245

Taiwan — 1.7%
Advantech Co Ltd *	9,000	119
AUO Corp *	498,000	285
Chicony Electronics Co Ltd	39,000	135
Chunghwa Telecom Co Ltd	26,600	109

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Evergreen Marine Corp Taiwan Ltd	5,800	$29
Gemtek Technology Corp	68,000	69
Global Unichip Corp	1,502	73
Hon Hai Precision Industry Co Ltd *	38,000	132
Innolux Corp, Cl A	642,000	290
Namchow Holdings Co Ltd	15,000	25
Novatek Microelectronics Corp *	36,297	503
Pacific Hospital Supply Co Ltd *	3,000	9
Pou Chen Corp *	79,000	81
Powertech Technology Inc *	8,000	26
Quanta Computer Inc	102,108	387
Taiwan Cooperative Financial Holding Co Ltd *	122,542	111
Taiwan Semiconductor Manufacturing Co Ltd	48,999	890
Teco Electric and Machinery Co Ltd	78,000	130
Universal Vision Biotechnology Co Ltd *	12,300	158
Wistron Corp *	97,184	211
Wiwynn Corp *	4,000	151
		3,923

Thailand — 0.4%
AP Thailand PCL	284,100	95
Bangkok Bank PCL	26,500	124
Bangkok Dusit Medical Services PCL	146,922	119
Bumrungrad Hospital PCL	7,169	46
Central Retail Corp PCL	186,500	225
Kiatnakin Phatra Bank PCL	46,300	84
S Hotels & Resorts PCL *	397,056	42
Sri Trang Gloves Thailand PCL	221,346	58
Taokaenoi Food & Marketing PCL, Cl F	137,971	45
Thonburi Healthcare Group PCL	8,700	17
Thoresen Thai Agencies PCL	122,400	25
		880

Turkey — 0.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	29,495	83
Aselsan Elektronik Sanayi Ve Ticaret AS	18,419	42
BIM Birlesik Magazalar AS	7,321	50
Haci Omer Sabanci Holding AS	30,204	56
KOC Holding AS	38,594	147
Koza Altin Isletmeleri AS	24,528	27
Mavi Giyim Sanayi Ve Ticaret AS, Cl B	59,408	155
Sok Marketler Ticaret AS *	69,998	92
Turk Hava Yollari AO *	11,710	81
Turkcell Iletisim Hizmetleri AS	18,483	30
Turkiye Is Bankasi AS, Cl C	101,413	55
Turkiye Sise ve Cam Fabrikalari AS	24,450	48
Yapi ve Kredi Bankasi AS	76,669	38
		904

United Arab Emirates — 0.1%
Emirates NBD Bank PJSC	52,142	194

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Kingdom — 2.6%
3i Group PLC	1,946	$47
Admiral Group PLC	476	14
Aviva PLC	2,658	13
BAE Systems PLC	8,741	100
Beazley PLC	15,320	115
BP PLC	143,206	805
British American Tobacco PLC	2,200	70
CNH Industrial NV	20,700	266
Croda International PLC	123	9
Imperial Brands PLC	4,787	101
Indivior PLC *	2,003	36
Informa PLC	71,946	621
Intermediate Capital Group PLC	3,165	55
Legal & General Group PLC	5,596	16
Lloyds Banking Group PLC	1,287,800	705
M&G PLC	4,020	10
NatWest Group PLC	2,652	8
Pearson PLC	95,165	941
Pepco Group NV *	20,895	196
Sage Group PLC/The	3,393	37
Serco Group PLC	21,515	38
Smiths Group PLC	449	9
SSE PLC	852	20
TechnipFMC PLC *	5,547	73
Tesco PLC	31,538	102
Travis Perkins PLC	38,984	422
Whitbread PLC	11,314	461
WPP PLC	70,020	741
		6,031

United States — 52.9%
AAON Inc	1,055	91
Accenture PLC, Cl A	231	71
Adobe Inc *	3,184	1,330
Advance Auto Parts Inc	6,850	499
Affiliated Managers Group Inc	999	139
Aflac Inc	4,699	302
Agilent Technologies Inc	2,471	286
Air Products and Chemicals Inc	62	17
Alkermes PLC *	672	19
Alliant Energy Corp	173	9
Allison Transmission Holdings Inc	2,500	118
Allstate Corp/The	9,700	1,052
Ally Financial Inc	42,410	1,131
Alpha Metallurgical Resources Inc	3,300	445
Alphabet Inc, Cl A *	30,062	3,694
Altria Group Inc	1,500	67
Amdocs Ltd	2,500	235
Ameren Corp	136	11
American Financial Group Inc/OH	500	56
American International Group Inc	11,100	586
Ameriprise Financial Inc	26	8

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AmerisourceBergen Corp	7,464	$1,270
Amgen Inc	800	177
Amkor Technology Inc	2,427	60
Amphenol Corp, Cl A	4,930	372
Analog Devices Inc	9,605	1,707
Aon PLC, Cl A	35	11
Apple Inc	11,063	1,961
Applied Materials Inc	154	21
Arch Capital Group Ltd *	561	39
Archer-Daniels-Midland Co	2,600	184
Arista Networks Inc *	2,070	344
Arrow Electronics Inc *	4,660	590
Arthur J Gallagher & Co	258	52
AT&T Inc	75,000	1,180
Atkore Inc *	1,098	128
Atmos Energy Corp	243	28
Automatic Data Processing Inc	728	152
AutoZone Inc *	1,512	3,609
Avnet Inc	13,440	589
Axcelis Technologies Inc *	660	104
Axon Enterprise Inc *	1,625	313
Badger Meter Inc	733	101
Becton Dickinson & Co	5,898	1,426
Belden Inc	1,179	103
Berkshire Hathaway Inc, Cl B *	405	130
Berry Global Group Inc	1,400	80
BGC Partners Inc, Cl A	7,737	31
BILL Holdings Inc *	143	15
Biogen Inc *	94	28
BJ's Wholesale Club Holdings Inc *	2,224	139
Bristol-Myers Squibb Co	5,200	335
Broadcom Inc	375	303
Broadridge Financial Solutions Inc	208	31
Builders FirstSource Inc *	2,940	341
Cadence Design Systems Inc *	2,334	539
Campbell Soup Co	218	11
Cardinal Health Inc	502	41
Carrier Global Corp	31,117	1,273
Catalyst Pharmaceuticals Inc *	3,062	35
Caterpillar Inc	53	11
Cboe Global Markets Inc	111	15
CenterPoint Energy Inc	911	26
Ceridian HCM Holding Inc *	3,811	236
Chevron Corp	7,900	1,190
Chord Energy Corp	188	27
Chubb Ltd	81	15
Cigna Group/The	180	45
Cincinnati Financial Corp	386	37
Cintas Corp	507	239
Cisco Systems Inc	6,241	310
Citigroup Inc	18,500	820
Cleveland-Cliffs Inc *	41,630	578

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Clorox Co/The	295	$47
CME Group Inc, Cl A	8,796	1,572
Cognizant Technology Solutions Corp, Cl A	1,200	75
Colgate-Palmolive Co	10,248	762
Comcast Corp, Cl A	5,600	220
Conagra Brands Inc	4,300	150
Consolidated Edison Inc	169	16
Crocs Inc *	669	75
CSG Systems International Inc	2,200	106
Cummins Inc	699	143
CVS Health Corp	18,700	1,272
Dana Inc	27,080	349
Delek US Holdings Inc	11,360	250
Dell Technologies Inc, Cl C	2,600	117
Designer Brands Inc, Cl A	37,410	235
Dick's Sporting Goods Inc	1,350	172
Dillard's Inc, Cl A	158	43
Dollar Tree Inc *	8,000	1,079
Dow Inc	21,700	1,059
DR Horton Inc	800	85
DXC Technology Co *	23,200	581
eBay Inc	1,400	60
Edison International	1,329	90
Elevance Health Inc	161	72
elf Beauty Inc *	1,209	126
Eli Lilly & Co	73	31
Employers Holdings Inc	1,400	51
Enova International Inc *	599	28
Enphase Energy Inc *	3	1
Entergy Corp	970	95
Equitable Holdings Inc	47,900	1,175
Everest Re Group Ltd	287	98
Evergy Inc	1,737	100
Exelon Corp	598	24
ExlService Holdings Inc *	887	134
Extreme Networks Inc *	3,164	65
Exxon Mobil Corp	2,400	245
FactSet Research Systems Inc	3,253	1,252
FedEx Corp	3,800	828
Fidelity National Information Services Inc	15,900	868
Flex Ltd *	10,254	260
Foot Locker Inc	9,980	253
Ford Motor Co	5,900	71
Fortinet Inc *	1,170	80
Fortive Corp	166	11
Fox Corp	2,500	78
Gartner Inc *	410	141
General Electric Co	2,330	237
General Mills Inc	3,523	296
General Motors Co	12,070	391
Genuine Parts Co	2,297	342
G-III Apparel Group Ltd *	21,940	353

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gilead Sciences Inc	12,943	$996
Goldman Sachs Group Inc/The	92	30
Goodyear Tire & Rubber Co/The *	33,960	466
Graco Inc	19,512	1,492
GSK PLC	60,579	1,011
Halliburton Co	1,401	40
Hartford Financial Services Group Inc/The	2,900	199
Hershey Co/The	2,432	632
Hewlett Packard Enterprise Co	2,406	35
HF Sinclair Corp	12,850	533
Hims & Hers Health Inc *	3,512	31
Hologic Inc *	234	18
Houlihan Lokey Inc, Cl A	379	33
Hubbell Inc, Cl B	1,366	386
HubSpot Inc *	1,026	531
Humana Inc	274	138
Impinj Inc *	267	27
Intel Corp	41,800	1,314
Inter Parfums Inc	414	52
International Business Machines Corp	10,500	1,350
Interpublic Group of Cos Inc/The	7,461	277
Intuit Inc	78	33
Invesco Ltd	981	14
Iron Mountain Inc ‡	1,515	81
J M Smucker Co/The	661	97
Jabil Inc	3,161	283
Jazz Pharmaceuticals PLC *	600	77
JELD-WEN Holding Inc *	49,180	644
Johnson & Johnson	16,055	2,489
Juniper Networks Inc	335	10
Kellogg Co	2,967	198
Kinsale Capital Group Inc	244	74
KLA Corp	94	42
Kraft Heinz Co/The	3,700	141
Kroger Co/The	12,012	544
Lamb Weston Holdings Inc	2,258	251
Lantheus Holdings Inc *	1,286	111
Las Vegas Sands Corp *	16,200	893
Liberty Energy Inc, Cl A	37,540	441
Linde PLC	6,288	2,224
Livent Corp *	3,204	74
Lockheed Martin Corp	400	178
Loews Corp	177	10
Lowe's Cos Inc	10,583	2,129
M/I Homes Inc *	9,250	654
Macy's Inc	18,950	258
Manhattan Associates Inc *	1,586	288
Marathon Petroleum Corp	2,426	255
MarketAxess Holdings Inc	70	19
Marsh & McLennan Cos Inc	487	84
Mastercard Inc, Cl A	7,265	2,652
McKesson Corp	2,165	846

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Medpace Holdings Inc *	639	$132
Merck & Co Inc	13,700	1,513
Meritage Homes Corp	920	106
Meta Platforms Inc, Cl A *	165	44
Mettler-Toledo International Inc *	995	1,315
Microsoft Corp	18,503	6,076
Middleby Corp/The *	9,743	1,286
Molina Healthcare Inc *	29	8
Mondelez International Inc, Cl A	5,068	372
Moody's Corp	10,031	3,179
Morgan Stanley	859	70
MSC Industrial Direct Co Inc, Cl A	700	63
MSCI Inc, Cl A	4,004	1,884
Murphy Oil Corp	14,700	512
Murphy USA Inc	593	164
MYR Group Inc *	283	36
National Fuel Gas Co	22,500	1,145
NIKE Inc, Cl B	11,678	1,229
NiSource Inc	1,736	47
Nucor Corp	430	57
nVent Electric PLC	2,189	95
NVIDIA Corp	402	152
Oaktree Specialty Lending Corp	6,000	112
ON Semiconductor Corp *	770	64
ONEOK Inc	165	9
Oracle Corp	22,067	2,338
O'Reilly Automotive Inc *	1,050	948
Organon & Co	690	13
Oshkosh Corp	6,369	470
OSI Systems Inc *	1,200	143
Otis Worldwide Corp	18,287	1,454
Otter Tail Corp	1,700	126
Packaging Corp of America	400	50
Palo Alto Networks Inc *	982	210
Par Pacific Holdings Inc *	7,530	161
Parker-Hannifin Corp	1,291	414
Paychex Inc	2,972	312
Paylocity Holding Corp *	1,021	176
PBF Energy Inc, Cl A	18,380	677
Penumbra Inc *	840	258
PepsiCo Inc	11,789	2,150
Performance Food Group Co *	4,000	221
Perrigo Co PLC	11,100	355
Pfizer Inc	4,900	186
Philip Morris International Inc	13,300	1,197
Phreesia Inc *	1,262	38
Prestige Consumer Healthcare Inc *	790	45
ProPetro Holding Corp *	56,050	374
Public Service Enterprise Group Inc	375	22
PulteGroup Inc	1,916	127
PVH Corp	6,600	568
Qualys Inc *	486	61

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Quest Diagnostics Inc	1,344	$178
Rambus Inc *	2,846	182
Regency Centers Corp ‡	236	13
Regeneron Pharmaceuticals Inc *	26	19
Reliance Steel & Aluminum Co	1,542	362
ResMed Inc	45	9
Rollins Inc	375	15
Sanmina Corp *	1,641	87
Sanofi	10,288	1,041
Schlumberger NV	6,722	288
Sealed Air Corp	1,500	57
Sherwin-Williams Co/The	6,663	1,518
Signify NV	18,590	472
Silgan Holdings Inc	2,200	99
Skechers USA Inc, Cl A *	2,777	143
Snap-on Inc	181	45
SolarEdge Technologies Inc *	40	11
Sonoco Products Co	1,500	90
Sportsman's Warehouse Holdings Inc *	33,800	153
Stellantis NV	28,396	434
Super Micro Computer Inc *	796	178
Swiss Re AG	237	24
Synchrony Financial	295	9
Synopsys Inc *	42	19
Tapestry Inc	14,500	580
Targa Resources Corp	205	14
TG Therapeutics Inc *	2,527	67
TJX Cos Inc/The	24,063	1,848
T-Mobile US Inc *	72	10
Towne Bank/Portsmouth VA	2,150	50
TransMedics Group Inc *	602	44
Transocean Ltd *	13,312	76
Tri Pointe Homes Inc *	2,555	75
Trinseo PLC	26,780	333
Tyson Foods Inc, Cl A	19,400	982
UGI Corp	2,400	67
Ulta Beauty Inc *	346	142
United Natural Foods Inc *	15,520	415
United States Steel Corp	20,860	436
United Therapeutics Corp *	5,650	1,185
UnitedHealth Group Inc	6,309	3,074
Unum Group *	3,312	144
Verizon Communications Inc	6,300	224
Victoria's Secret & Co *	10,650	217
Walmart Inc	970	142
Warner Bros Discovery Inc *	41,600	469
Wells Fargo & Co	26,300	1,047
Western Union Co/The	10,300	117
Whirlpool Corp	800	103
WillScot Mobile Mini Holdings Corp, Cl A *	3,653	157
WW Grainger Inc	46	30

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zscaler Inc *	342	$46
		123,821

Total Common Stock
(Cost $194,116) ($ Thousands)		218,487

PREFERRED STOCK — 0.3%
Brazil — 0.1%
Metalurgica Gerdau SA (B)	123,300	269
Petroleo Brasileiro SA (B)	3,900	20
		289

Germany — 0.2%
Bayerische Motoren Werke AG, 6.320%	224	23
Henkel AG & Co KGaA (B)	125	10
Volkswagen AG (B)	2,104	261
		294

Russia — 0.0%
Sberbank of Russia PJSC (B)	147,000	–

South Korea — 0.0%
Samsung Electronics Co Ltd (B)	263	12

Total Preferred Stock
(Cost $1,233) ($ Thousands)		595

	Number of Warrants
WARRANTS — 0.0%
Thailand — 0.0%
Kiatnakin Phatra Bank PCL, Expires 01/02/2025	3,858	–
Kiatnakin Phatra Bank PCL, Expires 01/03/2027	3,858	–

		–

Total Warrants
(Cost $—) ($ Thousands)		–

	Shares
CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	2,663,997	2,664

Total Cash Equivalent
(Cost $2,664) ($ Thousands)		2,664

SEI Institutional Investments Trust

Description	Market Value ($ Thousands)
PURCHASED OPTION — 0.0%
Total Purchased Option
(Cost $4) ($ Thousands)	$17

Total Investments in Securities — 94.7%
(Cost $198,017) ($ Thousands)	$221,763

A list of the exchange traded option contracts held by the Fund at May 31, 2023 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTION — 0.0%
Put Option
June 2023, JPY Future Option	4,533,285	$614,260	$135.50	6/1/2023	$17

Total Purchased Option		$614,260			$17

A list of the open futures contracts held by the Fund at May 31, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	85	Jun-2023	$3,918	$3,821	$(24)
FTSE 100 Index	13	Jun-2023	1,256	1,201	(49)
Hang Seng Index	11	Jun-2023	1,319	1,279	(41)
MSCI Singapore Index	33	Jun-2023	707	692	(15)
OMX Stockholm 30	29	Jun-2023	628	597	(13)
S&P 500 Index E-MINI	84	Jun-2023	16,728	17,600	872
S&P TSX 60 Index	31	Jun-2023	5,407	5,367	(72)
SPI 200 Index	31	Jun-2023	3,646	3,561	28
			33,609	34,118	686
Short Contracts
MSCI Emerging Markets	(180)	Jun-2023	$(8,745)	$(8,611)	$134
TOPIX Index	(106)	Jun-2023	(15,699)	(16,130)	(819)
			(24,444)	(24,741)	(685)
			$9,165	$9,377	$1

A list of the open forward foreign currency contracts held by the Fund at May 31, 2023 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/26/23	SGD	496	USD	368	$2
Barclays PLC	06/26/23	USD	893	SGD	1,202	(5)
Barclays PLC	06/26/23	SEK	1,166	USD	109	2
Barclays PLC	06/26/23	CAD	3,353	USD	2,475	6
Barclays PLC	06/26/23	USD	7,337	CAD	9,942	(17)
Barclays PLC	06/26/23	JPY	4,190,287	USD	30,355	244

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

World Select Equity Fund (Concluded)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	06/26/23	NOK	376	USD	34	$1
BNP Paribas	06/26/23	USD	1,762	DKK	12,139	(21)
BNP Paribas	06/26/23	USD	1,786	HKD	13,976	1
BNP Paribas	06/26/23	DKK	3,537	USD	513	6
Brown Brothers Harriman	06/26/23	USD	1	NZD	1	—
Brown Brothers Harriman	06/26/23	USD	3	NOK	35	—
Brown Brothers Harriman	06/26/23	USD	0	NOK	5	—
Brown Brothers Harriman	06/26/23	NZD	5	USD	3	—
Brown Brothers Harriman	06/26/23	USD	2	SGD	2	—
Brown Brothers Harriman	06/26/23	USD	11	SGD	15	—
Brown Brothers Harriman	06/26/23	USD	14	HKD	110	—
Brown Brothers Harriman	06/26/23	USD	0	HKD	3	—
Brown Brothers Harriman	06/26/23	USD	15	SEK	167	—
Brown Brothers Harriman	06/26/23	USD	21	DKK	144	—
Brown Brothers Harriman	06/26/23	SGD	15	USD	11	—
Brown Brothers Harriman	06/26/23	SGD	17	USD	13	—
Brown Brothers Harriman	06/26/23	USD	36	AUD	54	—
Brown Brothers Harriman	06/26/23	USD	65	CHF	58	—
Brown Brothers Harriman	06/26/23	USD	64	CAD	87	—
Brown Brothers Harriman	06/26/23	USD	18	CAD	25	—
Brown Brothers Harriman	06/26/23	NOK	125	USD	11	—
Brown Brothers Harriman	06/26/23	NOK	5	USD	0	—
Brown Brothers Harriman	06/26/23	CHF	133	USD	147	2
Brown Brothers Harriman	06/26/23	CHF	35	USD	39	—
Brown Brothers Harriman	06/26/23	AUD	168	USD	109	1
Brown Brothers Harriman	06/26/23	AUD	35	USD	23	—
Brown Brothers Harriman	06/26/23	GBP	54	USD	67	—
Brown Brothers Harriman	06/26/23	GBP	186	USD	230	(1)
Brown Brothers Harriman	06/26/23	CAD	101	USD	74	—
Brown Brothers Harriman	06/26/23	CAD	210	USD	155	(1)
Brown Brothers Harriman	06/26/23	USD	232	GBP	188	1
Brown Brothers Harriman	06/26/23	USD	97	GBP	78	—
Brown Brothers Harriman	06/26/23	HKD	50	USD	6	—
Brown Brothers Harriman	06/26/23	HKD	296	USD	38	—
Brown Brothers Harriman	06/26/23	DKK	309	USD	45	—
Brown Brothers Harriman	06/26/23	DKK	78	USD	11	—
Brown Brothers Harriman	06/26/23	SEK	508	USD	47	1
Brown Brothers Harriman	06/26/23	SEK	94	USD	9	—
Brown Brothers Harriman	06/26/23	USD	321	JPY	44,737	—
Brown Brothers Harriman	06/26/23	USD	288	JPY	39,811	(2)
Brown Brothers Harriman	06/26/23	EUR	712	USD	765	4
Brown Brothers Harriman	06/26/23	USD	832	EUR	775	(5)
Brown Brothers Harriman	06/26/23	JPY	18,421	USD	133	1
Brown Brothers Harriman	06/26/23	JPY	35,938	USD	258	—
Standard Chartered	06/26/23	AUD	600	USD	395	6
Standard Chartered	06/26/23	HKD	670	USD	86	—
Standard Chartered	06/26/23	USD	2,100	SEK	22,373	(41)
Standard Chartered	06/26/23	GBP	6,866	USD	8,516	4
Standard Chartered	06/26/23	USD	9,364	GBP	7,549	(4)

SEI Institutional Investments Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Standard Chartered	06/26/23	USD	13,274	JPY	1,832,670	$(104)
Westpac Banking	06/26/23	USD	121	NZD	197	(3)
Westpac Banking	06/26/23	USD	459	NOK	5,012	(8)
Westpac Banking	06/26/23	CHF	1,093	USD	1,214	15
Westpac Banking	06/26/23	USD	4,899	AUD	7,450	(75)
Westpac Banking	06/26/23	USD	6,227	CHF	5,604	(78)
Westpac Banking	06/26/23	USD	20,659	EUR	19,140	(225)
Westpac Banking	06/26/23	EUR	22,975	USD	24,798	271
						$(22)

Percentages are based on Net Assets of $234,113 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	No interest rate available.

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)		Level 3 ($)(1)	Total ($)
Common Stock	218,487	–		–	218,487
Preferred Stock	595	–		–	595
Warrants	–	–	(2)	–	–	(2)
Purchased Option	–	–		17	17
Cash Equivalent	2,664	–		–	2,664
Total Investments in Securities	221,746	–		17	221,763

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,034	–	–	1,034
Unrealized Depreciation	(1,033)	–	–	(1,033)
Forward Contracts*
Unrealized Appreciation	–	568	–	568
Unrealized Depreciation	–	(590)	–	(590)
Total Other Financial Instruments	1	(22)	–	(21)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2) This category includes securities with a value of $—.

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$2,628	$48,281	$(48,245)	$—	$—	$2,664	$112	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Equity Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.2%
Argentina — 0.2%
Corp America Airports SA *	176,415	$1,775
YPF SA ADR *	30,330	333
		2,108

Australia — 0.3%
AngloGold Ashanti Ltd ADR	67,805	1,641
SolGold PLC *	6,774,749	1,410
		3,051

Austria — 0.1%
ANDRITZ AG	15,248	815

Bangladesh — 0.2%
BRAC Bank Ltd	5,064,607	1,691

Brazil — 4.6%
Ambev SA	408,800	1,148
Arcos Dorados Holdings Inc, Cl A	176,810	1,494
Banco do Brasil SA	611,254	5,348
Banco Santander Brasil SA	321,700	1,808
BrasilAgro - Co Brasileira de Propriedades Agricolas	14,400	64
Cia de Saneamento de Minas Gerais Copasa MG	51,800	202
CPFL Energia SA	373,400	2,215
Cyrela Brazil Realty SA Empreendimentos e Participacoes	177,000	651
Dexco SA	589,600	1,013
Gerdau SA ADR	396,419	1,871
Hapvida Participacoes e Investimentos S/A *	1,097,736	853
Itau Unibanco Holding SA ADR	1,239,422	6,371
Locaweb Servicos de Internet SA	1,139,600	1,686

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lojas Renner SA	584,600	$2,229
Minerva SA/Brazil	162,400	325
NU Holdings Ltd/Cayman Islands, Cl A *	375,797	2,533
Oncoclinicas do Brasil Servicos Medicos SA *	363,400	774
Pet Center Comercio e Participacoes SA	531,200	751
Petroleo Brasileiro SA ADR, Cl A	412,899	4,244
Petroreconcavo S/A	77,900	262
Porto Seguro SA	195,900	916
PRIO SA/Brazil *	23,100	154
Santos Brasil Participacoes SA	638,700	1,246
Sendas Distribuidora S/A	1,289,700	2,727
Sigma Lithium Corp *	6,872	258
SLC Agricola SA	39,648	267
TIM SA/Brazil	419,800	1,138
Vale SA	148,900	1,878
		44,426

Burkina Faso — 0.3%
Endeavour Mining PLC	89,519	2,388

Canada — 0.7%
Capstone Mining Corp *	224,082	884
Ivanhoe Mines Ltd, Cl A *	468,587	3,427
Pan American Silver Corp	60,426	920
Parex Resources Inc	49,661	998
		6,229

Chile — 0.9%
Banco Santander Chile ADR	144,151	2,504
Cia Cervecerias Unidas SA ADR	46,789	697
Enel Chile SA	41,897,183	2,290
Parque Arauco SA	2,441,221	3,418
		8,909

China — 18.5%
37 Interactive Entertainment Network Technology Group Co Ltd, Cl A	806,700	3,706
Agricultural Bank of China Ltd, Cl H	12,464,000	4,697
Airtac International Group *	104,019	3,358
Alibaba Group Holding Ltd *	1,182,600	11,768
Alibaba Group Holding Ltd ADR *	30,550	2,430
Angel Yeast Co Ltd, Cl A	173,200	887
Autohome Inc ADR	16,219	464
Baidu Inc ADR *	4,201	516
Bank of China Ltd, Cl H	8,199,500	3,216
Bank of Communications Co Ltd, Cl H	2,419,100	1,561
Beijing Enterprises Holdings Ltd	585,500	2,263
Bosideng International Holdings Ltd	2,990,000	1,241
BYD Co Ltd, Cl H	22,000	664
China CITIC Bank Corp Ltd, Cl H	724,000	381
China Coal Energy Co Ltd, Cl H	734,000	555
China Construction Bank Corp, Cl H	10,390,000	6,650
China Everbright Bank Co Ltd, Cl H	3,455,400	1,064

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Feihe Ltd	1,744,000	$1,014
China Galaxy Securities Co Ltd, Cl H *	894,000	482
China International Capital Corp Ltd, Cl H *	1,198,000	2,191
China Lesso Group Holdings Ltd	2,651,000	1,751
China Medical System Holdings Ltd	1,681,000	2,362
China Mengniu Dairy Co Ltd	532,000	2,066
China National Building Material Co Ltd, Cl H	508,000	287
China Overseas Grand Oceans Group Ltd	2,436,000	1,092
China Overseas Property Holdings Ltd	1,595,000	1,463
China Petroleum & Chemical Corp, Cl H	2,892,000	1,821
China Railway Group Ltd, Cl H *	1,816,000	1,197
China Resources Land Ltd	2,032,000	7,605
China Resources Pharmaceutical Group Ltd	361,000	346
China Tourism Group Duty Free Corp Ltd, Cl A *	41,900	726
Chongqing Brewery Co Ltd, Cl A *	137,100	1,722
Chongqing Rural Commercial Bank Co Ltd, Cl H	1,391,000	480
CITIC Ltd	965,000	1,114
CMOC Group Ltd, Cl A *	1,125,000	830
Contemporary Amperex Technology Co Ltd, Cl A	7,056	220
COSCO SHIPPING Holdings Co Ltd, Cl H	702,550	619
Daqin Railway Co Ltd, Cl A *	251,245	270
Daqo New Energy Corp ADR *	22,811	820
Dongfeng Motor Group Co Ltd, Cl H	2,910,000	1,260
Eastroc Beverage Group Co Ltd, Cl A *	57,700	1,288
FinVolution Group ADR	51,391	198
Focus Media Information Technology Co Ltd, Cl A *	1,684,900	1,523
Greentown China Holdings Ltd	83,000	78
Guanghui Energy Co Ltd, Cl A *	711,795	727
Guangzhou Automobile Group Co Ltd, Cl H	3,094,000	1,775
Haidilao International Holding Ltd	343,000	722
Haier Smart Home Co Ltd, Cl H *	1,568,800	4,499
Hangzhou Binjiang Real Estate Group Co Ltd, Cl A *	149,100	177
Health & Happiness H&H International Holdings Ltd	266,000	361
Hello Group Inc ADR	38,271	309
Hengdian Group DMEGC Magnetics Co Ltd, Cl A	191,400	488
Hubei Jumpcan Pharmaceutical Co Ltd, Cl A *	86,200	385
Industrial & Commercial Bank of China Ltd, Cl H	6,329,000	3,388
iQIYI Inc ADR *	91,600	372
Jiangxi Copper Co Ltd, Cl A *	531,400	1,384
JinkoSolar Holding Co Ltd ADR *	14,100	591
Jiumaojiu International Holdings Ltd	958,000	1,640
Kanzhun Ltd ADR *	55,552	771
Kingsoft Corp Ltd	248,200	902

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kunlun Energy Co Ltd	4,164,000	$3,319
Kweichow Moutai Co Ltd, Cl A *	7,275	1,668
Lenovo Group Ltd	2,674,000	2,514
Li Ning Co Ltd	466,000	2,500
Lufax Holding Ltd ADR	494,481	633
Metallurgical Corp of China Ltd, Cl A *	584,000	331
NetEase Inc	351,070	5,947
PDD Holdings Inc ADR *	20,630	1,348
PetroChina Co Ltd, Cl H	2,852,000	1,843
PICC Property & Casualty Co Ltd	4,948,000	5,897
Ping An Insurance Group Co of China Ltd, Cl A	439,900	2,910
Ping An Insurance Group Co of China Ltd, Cl H	772,900	4,907
Pop Mart International Group Ltd	450,600	990
Power Construction Corp of China Ltd, Cl A *	435,026	406
Proya Cosmetics Co Ltd, Cl A	83,048	1,404
Qifu Technology Inc ADR	37,502	516
Qingdao Haier Biomedical Co Ltd, Cl A	99,162	832
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	990,400	1,465
Shanghai Pharmaceuticals Holding Co Ltd, Cl H *	173,100	345
Shangri-La Asia Ltd *	1,780,000	1,332
Shanxi Xinghuacun Fen Wine Factory Co Ltd, Cl A *	44,400	1,311
Shenzhen H&T Intelligent Control Co Ltd, Cl A	564,300	1,269
Shenzhou International Group Holdings Ltd	233,800	1,894
Sichuan Road and Bridge Group Co Ltd, Cl A *	227,500	487
Sinopharm Group Co Ltd, Cl H	138,400	453
Sinotruk Hong Kong Ltd	834,500	1,181
Tencent Holdings Ltd	113,353	4,497
Tencent Music Entertainment Group ADR *	150,184	1,042
Tongcheng Travel Holdings Ltd *	683,600	1,364
Topsports International Holdings Ltd	1,721,000	1,337
Uni-President China Holdings Ltd	943,000	819
Vipshop Holdings Ltd ADR *	394,074	5,643
Weichai Power Co Ltd, Cl H *	759,000	1,032
Wuliangye Yibin Co Ltd, Cl A *	14,479	328
WuXi AppTec Co Ltd, Cl H	239,044	1,970
Xiamen Faratronic Co Ltd, Cl A *	89,100	1,681
Xinyi Solar Holdings Ltd	2,137,000	2,110
Xtep International Holdings Ltd	930,000	935
Yadea Group Holdings Ltd	1,364,000	2,718
Yum China Holdings Inc	12,600	711
Zhejiang Expressway Co Ltd, Cl H	1,066,000	790
Zhejiang Jingsheng Mechanical & Electrical Co Ltd, Cl A	46,800	454
Zhongsheng Group Holdings Ltd	569,000	2,101

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ZTO Express Cayman Inc ADR	91,196	$2,302
		178,273

Colombia — 0.1%
Gran Tierra Energy Inc *	154,328	798

Czechia — 0.2%
WAG Payment Solutions PLC *	1,509,678	1,766

Egypt — 0.8%
Commercial International Bank Egypt SAE GDR	2,175,279	2,415
Energean PLC	394,133	5,422
		7,837

Georgia — 0.3%
TBC Bank Group PLC	116,463	3,320

Germany — 0.2%
AIXTRON SE	24,271	751
Krones AG	8,554	953
SUESS MicroTec SE	24,178	638
		2,342

Ghana — 0.1%
Tullow Oil PLC *	2,661,939	819

Greece — 1.7%
Alpha Services and Holdings SA *	931,238	1,376
Eurobank Ergasias Services and Holdings SA *	1,896,655	2,952
JUMBO SA	103,366	2,391
Mytilineos SA	54,424	1,711
National Bank of Greece SA *	487,659	3,015
OPAP SA	120,760	2,057
Piraeus Financial Holdings SA *	794,035	2,336
		15,838

Hong Kong — 1.2%
AIA Group Ltd	437,440	4,197
Chow Sang Sang Holdings International Ltd	445,000	521
Hong Kong Exchanges & Clearing Ltd	42,042	1,539
Luk Fook Holdings International Ltd	281,000	768
Melco International Development Ltd *	1,600,000	1,474
Orient Overseas International Ltd	17,000	207
Sa Sa International Holdings Ltd *	3,494,000	598
Skyworth Group Ltd	464,000	232
Techtronic Industries Co Ltd	119,000	1,104
Vinda International Holdings Ltd	232,000	558
		11,198

Hungary — 1.1%
MOL Hungarian Oil & Gas PLC	457,439	3,709
OTP Bank Nyrt	114,017	3,539
Richter Gedeon Nyrt	149,952	3,762
		11,010

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Iceland — 0.4%
Islandsbanki HF	4,320,225	$3,600

India — 10.4%
Aster DM Healthcare Ltd *	492,722	1,604
Axis Bank Ltd	56,014	619
Bank of Baroda	468,724	1,048
Bharat Electronics Ltd *	1,381,714	1,873
Brigade Enterprises Ltd *	54,147	368
Britannia Industries Ltd	9,575	539
Coal India Ltd *	223,136	651
Container Corp Of India Ltd *	85,642	695
CreditAccess Grameen Ltd *	130,791	1,951
Divi's Laboratories Ltd *	66,252	2,758
Dr Reddy's Laboratories Ltd	6,570	357
Exide Industries Ltd	327,619	836
Federal Bank Ltd *	1,123,776	1,701
GAIL India Ltd	365,254	463
Genus Power Infrastructures Ltd	1,153,243	1,278
HCL Technologies Ltd	411,077	5,690
Hero MotoCorp Ltd	68,791	2,295
Hindalco Industries Ltd *	69,981	343
Housing Development Finance Corp Ltd	156,751	5,003
ICICI Bank Ltd *	260,223	2,985
ICICI Bank Ltd ADR	274,591	6,294
Indian Oil Corp Ltd *	228,106	248
Info Edge India Ltd	9,106	448
Infosys Ltd	157,895	2,516
Infosys Ltd ADR	5,498	88
ITC Ltd	263,164	1,417
Kotak Mahindra Bank Ltd *	168,866	4,112
KPIT Technologies Ltd *	339,035	4,356
Lemon Tree Hotels Ltd *	1,522,804	1,766
Mahindra & Mahindra Ltd	47,026	750
Mahindra CIE Automotive Ltd	374,032	2,054
Mrs Bectors Food Specialities Ltd *	134,916	1,237
Narayana Hrudayalaya Ltd	290,592	3,138
Nestle India Ltd	386	101
NTPC Ltd *	251,887	529
Oil & Natural Gas Corp Ltd *	2,922,099	5,471
Petronet LNG Ltd *	718,782	1,962
Phoenix Mills Ltd/The *	166,863	2,959
PNC Infratech Ltd *	449,338	1,705
Power Grid Corp of India Ltd *	927,472	2,622
REC Ltd	343,411	588
Shriram Finance Ltd	152,504	2,580
State Bank of India	76,592	537
Sun Pharmaceutical Industries Ltd *	71,314	841
Tata Consultancy Services Ltd *	67,897	2,700
Tata Motors Ltd *	46,443	295
Torrent Pharmaceuticals Ltd	53,374	1,184
UPL Ltd *	385,115	3,189
VA Tech Wabag Ltd *	390,188	2,166

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Varun Beverages Ltd	209,209	$4,285
Vedanta Ltd	150,073	505
WNS Holdings Ltd ADR *	59,475	4,621
		100,321

Indonesia — 4.4%
Adaro Energy Indonesia Tbk PT	2,255,900	307
Aneka Tambang Tbk	17,831,500	2,254
Astra International Tbk PT	713,100	307
Bank Central Asia Tbk PT	4,372,700	2,640
Bank Mandiri Persero Tbk PT	999,500	337
Bank Rakyat Indonesia Persero Tbk PT	25,671,676	9,548
Bukit Asam Tbk PT	921,700	188
Cisarua Mountain Dairy PT TBK	10,816,900	3,125
First Pacific Co Ltd	7,750,000	2,901
Indo Tambangraya Megah Tbk PT	110,500	163
Indofood Sukses Makmur Tbk PT	4,304,600	2,039
Indosat Tbk PT	3,707,600	2,053
Kalbe Farma Tbk PT	6,533,400	885
Medikaloka Hermina Tbk PT	56,860,100	4,988
Merdeka Copper Gold Tbk PT *	2,405,110	481
Pakuwon Jati Tbk PT	89,667,684	2,799
Perusahaan Gas Negara Tbk PT	2,562,500	244
Trimegah Bangun Persada Tbk PT *	49,356,539	2,667
Ultrajaya Milk Industry & Trading Co Tbk PT	31,400,000	3,299
United Tractors Tbk PT	145,600	216
Vale Indonesia Tbk PT	2,226,400	936
		42,377

Jordan — 0.2%
Hikma Pharmaceuticals PLC	72,586	1,612

Kazakhstan — 1.5%
Halyk Savings Bank of Kazakhstan JSC GDR	560,406	7,196
Kaspi.KZ JSC GDR	25,243	2,019
NAC Kazatomprom JSC GDR	189,669	4,742
		13,957

Kenya — 0.2%
ARM Cement Ltd *	10	–
Equity Group Holdings PLC/Kenya	7,883,363	2,156
		2,156

Malaysia — 0.2%
Gamuda Bhd	985,500	948
Malayan Banking Bhd	502,900	942
		1,890

Mexico — 2.8%
Alfa SAB de CV, Cl A	337,900	206
Arca Continental SAB de CV	226,417	2,280
Coca-Cola Femsa SAB de CV	82,800	684
Coca-Cola Femsa SAB de CV ADR	5,490	455
Controladora Axtel *	337,900	5

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Controladora Vuela Cia de Aviacion SAB de CV ADR *	201,832	$2,785
Corp Inmobiliaria Vesta SAB de CV	550,900	1,738
Fibra Uno Administracion SA de CV ‡	206,200	300
Genomma Lab Internacional SAB de CV, Cl B	793,400	665
Grupo Aeroportuario del Pacifico SAB de CV, Cl B	113,987	2,000
Grupo Bimbo SAB de CV, Ser A	79,300	424
Grupo Financiero Banorte SAB de CV, Cl O	911,700	7,297
Grupo Mexico SAB de CV, Ser B	425,200	1,889
Grupo Televisa SAB	425,500	406
Kimberly-Clark de Mexico SAB de CV, Cl A	92,900	189
Orbia Advance Corp SAB de CV	240,479	506
Promotora y Operadora de Infraestructura SAB de CV	105,085	1,019
Qualitas Controladora SAB de CV	157,900	1,063
Vista Energy SAB de CV ADR *	14,100	291
Wal-Mart de Mexico SAB de CV	668,590	2,533
		26,735

Netherlands — 0.5%
AMG Critical Materials NV	50,519	2,270
BE Semiconductor Industries NV	16,885	1,855
Fugro NV *	59,904	859
		4,984

Nigeria — 1.4%
Airtel Africa PLC	1,100,081	1,625
Guaranty Trust Holding Co PLC	15,208,102	939
IHS Holding Ltd *	191,059	1,576
SEPLAT Energy PLC	3,037,908	4,368
Zenith Bank PLC *	76,698,031	4,786
		13,294

Pakistan — 0.3%
United Bank Ltd/Pakistan	6,175,348	2,516

Peru — 0.6%
Credicorp Ltd	24,506	3,172
Hochschild Mining PLC	2,951,159	2,778
		5,950

Philippines — 2.9%
ACEN Corp *	929,277	97
Alliance Global Group Inc	19,991,310	4,720
Ayala Corp	309,759	3,640
Ayala Land Inc	5,943,100	2,783
BDO Unibank Inc	1,564,730	3,789
Bloomberry Resorts Corp *	10,300,300	1,886
GT Capital Holdings Inc	387,410	3,560
Metropolitan Bank & Trust Co	1,868,260	1,916
Robinsons Land Corp	8,086,500	2,002
Universal Robina Corp	1,289,920	3,229
		27,622

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Poland — 1.0%
Allegro.eu SA *	132,266	$1,105
Bank Polska Kasa Opieki SA	126,113	2,854
Dino Polska SA *	32,904	3,219
Jastrzebska Spolka Weglowa SA *	13,828	125
KGHM Polska Miedz SA	83,676	2,058
Polski Koncern Naftowy ORLEN SA *	48,479	686
		10,047

Qatar — 0.0%
Ooredoo QPSC	78,265	228

Russia — 0.0%
Gazprom PJSC ADR *	503,042	–
LUKOIL PJSC ADR *	107,182	–
Mobile TeleSystems PJSC ADR *	556,416	–
Moscow Exchange MICEX-RTS PJSC *	945,410	–
Ozon Holdings PLC ADR *	30,008	–
Sberbank of Russia PJSC ADR *(A)	93,380	–
Surgutneftegas PJSC ADR *	416,721	–
TCS Group Holding PLC GDR *	22,288	–
Yandex NV, Cl A *	50,933	–
		—

Saudi Arabia — 1.3%
Bank Al-Jazira	127,235	595
Banque Saudi Fransi	112,199	1,191
Bawan Co	21,132	186
Elm Co	3,107	372
Etihad Etisalat Co	174,873	2,005
National Medical Care Co	34,453	1,012
SABIC Agri-Nutrients Co	48,816	1,627
Saudi Aramco Base Oil Co	2,773	99
Saudi Electricity Co	54,535	314
Saudi National Bank/The	347,274	3,416
Saudi Telecom Co	114,579	1,321
United Electronics Co	42,150	815
		12,953

Slovenia — 0.8%
Nova Ljubljanska Banka dd GDR	505,248	8,026

South Africa — 2.0%
African Rainbow Minerals Ltd	15,203	158
Aspen Pharmacare Holdings Ltd	79,289	686
Capitec Bank Holdings Ltd	17,836	1,215
FirstRand Ltd	321,948	979
Gold Fields Ltd	40,804	621
Growthpoint Properties Ltd ‡	1,079,925	637
Kumba Iron Ore Ltd	22,735	497
Mr Price Group Ltd	243,780	1,526
Naspers Ltd, Cl N	62,212	9,346
Nedbank Group Ltd	155,819	1,637
Old Mutual Ltd	734,906	396
Sanlam Ltd	150,647	395

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sappi Ltd	41,975	$92
Sibanye Stillwater Ltd	275,176	486
Sibanye Stillwater Ltd ADR	101,329	724
Truworths International Ltd	70,330	169
		19,564

South Korea — 11.6%
BGF retail Co Ltd	9,654	1,385
CJ CheilJedang Corp	10,047	2,347
CJ Corp	12,659	845
Cosmax Inc	10,057	602
Coupang Inc, Cl A *	50,048	781
Coway Co Ltd	50,632	1,837
DB HiTek Co Ltd	3,443	157
DB Insurance Co Ltd	5,695	318
Dentium Co Ltd	10,047	1,201
DL E&C Co Ltd	7,550	206
Doosan Bobcat Inc	5,616	226
E-MART Inc	3,367	214
Eo Technics Co Ltd	25,415	1,771
Eugene Technology Co Ltd	60,419	1,416
GS Holdings Corp	11,447	332
GS Retail Co Ltd	60,275	1,129
Han Kuk Carbon Co Ltd	82,865	706
Hana Financial Group Inc	264,244	8,252
Hankook Tire & Technology Co Ltd	104,783	2,724
Hansol Chemical Co Ltd	9,964	1,738
Hanwha Aerospace Co Ltd	7,381	590
Hanwha Corp	17,571	404
HD Hyundai Electric Co Ltd	6,251	230
HPSP Co Ltd	65,687	1,351
Hyundai Glovis Co Ltd	2,679	341
Hyundai Marine & Fire Insurance Co Ltd	11,856	293
Hyundai Mobis Co Ltd	9,195	1,545
Innox Advanced Materials Co Ltd	57,056	1,726
JYP Entertainment Corp	5,714	525
KB Financial Group Inc	20,236	732
Kia Corp	157,834	10,215
Korea Gas Corp	12,462	246
Korea Investment Holdings Co Ltd	5,786	242
Kumho Petrochemical Co Ltd	15,199	1,453
LG Chem Ltd	5,988	3,127
LG Electronics Inc	64,085	5,929
LG Uplus Corp	516,413	4,373
LS Corp	6,073	376
LX INTERNATIONAL CORP	12,014	273
LX Semicon Co Ltd	4,156	364
NCSoft Corp	3,630	878
Neowiz *	5,697	214
NH Investment & Securities Co Ltd	277,000	2,085
NongShim Co Ltd	186	62
OCI Co Ltd/New *	3,036	331
OCI Holdings Co Ltd	6,701	435

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Park Systems Corp	14,580	$1,807
Posco International Corp	16,799	381
Ray Co Ltd/KR *	45,861	1,253
Samsung Electronics Co Ltd	576,069	30,990
Samsung Engineering Co Ltd *	12,803	273
Samsung Securities Co Ltd	8,503	235
Seegene Inc	9,802	179
Shinsegae Inc	3,879	578
SK Hynix Inc	37,976	3,107
SKC Co Ltd	6,897	493
Solus Advanced Materials Co Ltd	30,680	910
Sungeel Hitech Co Ltd *	11,352	1,208
T&L Co Ltd	22,343	943
WONIK IPS Co Ltd	52,658	1,279
Woori Financial Group Inc	65,641	592
Youngone Corp	7,949	269
		111,024

Switzerland — 0.1%
Wizz Air Holdings Plc *	32,134	1,106

Taiwan — 13.4%
Alchip Technologies Ltd *	58,000	3,124
Arcadyan Technology Corp	577,000	2,178
Asia Vital Components Co Ltd *	510,686	3,282
ASPEED Technology Inc	24,430	2,290
Bora Pharmaceuticals Co Ltd *	9,000	223
Chailease Holding Co Ltd *	387,203	2,552
Chung-Hsin Electric & Machinery Manufacturing Corp *	72,000	268
CTBC Financial Holding Co Ltd *	6,296,000	4,979
Delta Electronics Inc *	201,000	2,070
E Ink Holdings Inc *	593,000	3,995
Elite Material Co Ltd *	278,000	1,909
Ennoconn Corp *	186,000	1,719
Evergreen Marine Corp Taiwan Ltd	162,800	811
Fitipower Integrated Technology Inc *	81,000	419
Fubon Financial Holding Co Ltd *	1,503,655	2,975
Gigabyte Technology Co Ltd *	145,000	880
Global Unichip Corp	53,000	2,579
Gloria Material Technology Corp	146,000	265
Gold Circuit Electronics Ltd	329,000	1,306
Himax Technologies Inc ADR	24,989	172
Hon Hai Precision Industry Co Ltd *	473,912	1,643
Hu Lane Associate Inc *	236,000	1,125
Ingentec Corp *	247,070	1,512
Innodisk Corp *	53,000	578
International Games System Co Ltd *	21,000	387
Inventec Corp *	123,000	148
Kaori Heat Treatment Co Ltd	246,000	1,973
King Yuan Electronics Co Ltd *	175,000	308
Lite-On Technology Corp	141,862	411
Lotus Pharmaceutical Co Ltd *	50,000	532

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
M31 Technology Corp *	49,000	$1,360
Macronix International Co Ltd	2,579,000	2,795
Micro-Star International Co Ltd *	745,000	4,025
momo.com Inc	27,000	614
Nan Ya Printed Circuit Board Corp	49,000	483
Nien Made Enterprise Co Ltd *	132,000	1,514
Novatek Microelectronics Corp *	87,000	1,205
Pou Chen Corp *	192,000	198
Quanta Computer Inc	128,000	485
Radiant Opto-Electronics Corp *	68,000	261
Sercomm Corp	94,000	292
Simplo Technology Co Ltd *	14,000	141
Sitronix Technology Corp *	36,000	264
Taiwan Semiconductor Manufacturing Co Ltd	2,418,000	43,910
Taiwan Semiconductor Manufacturing Co Ltd ADR	60,380	5,953
Unimicron Technology Corp *	282,000	1,657
United Microelectronics Corp *	3,320,000	5,597
Universal Vision Biotechnology Co Ltd *	61,000	783
Visual Photonics Epitaxy Co Ltd *	700,000	2,381
Voltronic Power Technology Corp *	47,950	3,027
Wistron Corp *	230,000	499
Wiwynn Corp *	108,000	4,077
Yang Ming Marine Transport Corp *	269,000	532
Zhen Ding Technology Holding Ltd	29,000	109
		128,775

Thailand — 2.2%
AP Thailand PCL	321,700	107
Bangkok Bank PCL	851,100	3,987
Bangkok Dusit Medical Services PCL, Cl F	588,200	478
Central Plaza Hotel PCL *	713,600	1,030
Fabrinet *	24,770	2,805
Home Product Center PCL	10,145,645	4,023
Kasikornbank PCL NVDR	992,500	3,693
Krung Thai Bank PCL	815,500	445
PTT PCL NVDR	3,949,800	3,405
Sri Trang Agro-Industry PCL	2,811,300	1,535
		21,508

Turkey — 0.5%
BIM Birlesik Magazalar AS	240,086	1,635
KOC Holding AS	451,944	1,720
Sok Marketler Ticaret AS *	87,399	115
Turk Hava Yollari AO *	89,203	620
Turkcell Iletisim Hizmetleri AS	498,390	807
		4,897

United Arab Emirates — 1.8%
ADNOC Logistics & Services *	588,314	322
Aldar Properties PJSC	303,216	421
Dubai Islamic Bank PJSC	1,451,508	2,079
Emaar Development PJSC	3,181,756	4,496

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Emaar Properties PJSC	4,449,119	$7,449
Emirates NBD Bank PJSC	80,557	299
Multiply Group PJSC *	323,241	291
Taaleem Holdings PJSC *	2,038,622	1,549
		16,906

United States — 0.7%
EPAM Systems Inc *	11,179	2,869
Globant SA *	15,910	2,924
JBS SA	168,100	555
		6,348

Vietnam — 1.9%
Ho Chi Minh City Development Joint Stock Commercial Bank	2,455,837	1,924
Hoa Phat Group JSC	2,848,646	2,572
IDICO Corp JSC	26,900	48
Military Commercial Joint Stock Bank *	5,578,897	4,419
SSI Securities Corp	1,402,100	1,382
Vietnam Technological & Commercial Joint Stock Bank *	1,612,520	2,056
Vincom Retail JSC *	2,196,659	2,535
Vinhomes JSC	1,440,200	3,281
		18,217

Zambia — 0.6%
First Quantum Minerals Ltd	296,468	6,203

Total Common Stock
(Cost $897,787) ($ Thousands)		915,634

PREFERRED STOCK — 1.6%
Brazil — 0.3%
Bradespar SA (B)	74,600	311
Cia Energetica de Minas Gerais (B)	914,679	2,081
Marcopolo SA (B)	1,091,900	987
		3,379

Colombia — 0.1%
Banco Davivienda SA (B)	215,784	864

South Korea — 1.2%
Hyundai Motor Co (B)	49,523	3,935
LG Chem Ltd (B)	10,638	2,893
LG Electronics Inc (B)	25,035	1,013
Samsung Electronics Co Ltd (B)	73,651	3,252
		11,093

Total Preferred Stock
(Cost $18,660) ($ Thousands)		15,336

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	15,345,278	$15,345

Total Cash Equivalent
(Cost $15,345) ($ Thousands)		15,345

Total Investments in Securities — 98.4%
(Cost $931,792) ($ Thousands)		$946,315

SEI Institutional Investments Trust

A list of the open futures contracts held by the Fund at May 31, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
MSCI Emerging Markets	337	Jun-2023	$16,556	$16,122	$(434)

Percentages are based on Net Assets of $961,247 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	No interest rate available.

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	915,634	–	–	^	915,634
Preferred Stock	15,336	–	–		15,336
Cash Equivalent	15,345	–	–		15,345
Total Investments in Securities	946,315	–	–		946,315

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(434)	–	–	(434)
Total Other Financial Instruments	(434)	–	–	(434)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^This category includes securities with a value of $—.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of Fund's transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institution Class	$23,698	$162,923	($171,276)	$—	$—	$15,345	$563	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS — 34.4%
Aerospace & Defense — 0.8%
Bleriot US Bidco Inc., 2021 Term Loan, 1st Lien
9.159%, LIBOR + 3.750%, 10/30/2026 (A)	$1,707	$1,700
TransDigm Inc., Tranche H Term Loan, 1st Lien
8.148%, 02/22/2027 (A)	644	641
TransDigm Inc., Tranche I Term Loan, 1st Lien
8.148%, 08/24/2028	318	316
Ultra Electronics Holdings PLC, Dollar Denominated Term Loan, 1st Lien
8.810%, 08/06/2029 (A)	1,393	1,354
		4,011

Air Transport — 0.6%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien
10.000%, LIBOR + 4.750%, 04/20/2028 (A)	1,464	1,469
Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
10.213%, LIBOR + 4.750%, 06/21/2027 (A)	769	796

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
8.799%, LIBOR + 4.000%, 10/20/2027 (A)	$1,058	$1,094
		3,359

Automobile — 0.2%
Wand Newco 3, Inc., Tranche B-1 Term Loan, 1st Lien
5.025%, LIBOR + 3.000%, 02/05/2026 (A)(B)	975	953

Automotive — 0.4%
Belron Finance 2019 LLC, Dollar Second Incremental Loan, 1st Lien
7.563%, LIBOR + 2.500%, 10/30/2026 (A)	237	236
Belron Finance US LLC, First Incremental Term Loan, 1st Lien
7.625%, 11/13/2025	736	735
Clarios Global LP, 2023 Term Loan, 1st Lien
8.903%, 05/06/2030 (A)	900	890
		1,861

Building & Development — 0.8%
Artera Services, LLC, Tranche B Term Loan, 1st Lien
8.659%, LIBOR + 2.750%, 03/06/2025 (A)	768	659
Brookfield WEC Holdings Inc., Initial Term Loan (2021), 1st Lien
7.775%, 08/01/2025 (A)	1,330	1,314
Kodiak BP, LLC, Initial Term Loan, 1st Lien
8.410%, LIBOR + 3.750%, 03/12/2028 (A)	462	445
Pike Corporation, 2028 Initial Term Loan, 1st Lien
8.097%, 01/21/2028	486	480
SRS Distribution Inc., 2021 Refinancing Term Loan, 1st Lien
8.525%, CME Term SOFR + 4.000%, 06/02/2028 (A)	240	228
SRS Distribution Inc., 2022 Refinancing Term Loan, 1st Lien
8.753%, 06/02/2028 (B)	554	525
Tutor Perini Corporation, Term Loan, 1st Lien
9.775%, LIBOR + 3.500%, 08/18/2027 (A)	728	637
		4,288

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Business Equipment & Services — 3.7%
AlixPartners LLP, Initial Dollar Term Loan, 1st Lien
7.768%, 02/04/2028 (B)	$1,390	$1,375
BW Holding Inc., Initial Term Loan, 1st Lien
9.041%, LIBOR + 4.000%, 12/14/2028 (A)	66	59
Corporation Service Company, Initial Tranche B USD Term Loan, 1st Lien
8.332%, 11/02/2029	651	649
Electron Bidco Inc., Initial Term Loan, 1st Lien
8.268%, 11/01/2028 (B)	1,359	1,328
Ensemble RCM LLC, Closing Date Term Loan, 1st Lien
8.895%, 08/03/2026	1,324	1,322
Ensono Inc, Initial Term Loan, 1st Lien
9.151%, LIBOR + 5.000%, 05/26/2028 (A)	1,662	1,487
Marlink AS, Dollar Term Loan B, 1st Lien
9.703%, 06/28/2029 (A)	243	228
Medline Borrower LP, Initial Dollar Term Loan, 1st Lien
8.404%, LIBOR + 3.250%, 10/23/2028 (A)	793	767
NASCAR Holdings Inc., Initial Term Loan, 1st Lien
7.597%, LIBOR + 2.750%, 10/19/2026 (A)	750	750
Project Castle Inc., Initial Term Loan, 1st Lien
10.398%, CME Term SOFR + 5.500%, 06/01/2029 (A)	581	507
10.390%, 06/01/2029	19	16
R1 RCM Inc., Initial Term B Loan, 1st Lien
7.982%, 06/21/2029 (A)(B)	1,060	1,056
Sedgwick Claims Management Services Inc., 2023 Term Loan, 1st Lien
8.732%, 02/17/2028	1,360	1,320
Service Logic Acquisition Inc., Closing Date Initial Term Loan, 1st Lien
9.273%, LIBOR + 4.000%, 10/29/2027 (A)	1,006	971
9.154%, LIBOR + 3.250%, 10/29/2027 (A)	3	2
Sharp Midco LLC, Initial Term Loan, 1st Lien
9.159%, LIBOR + 4.000%, 12/31/2028 (A)(C)	772	753
Tempo Acquisition LLC, Initial Term B-1 Loan, 1st Lien
8.153%, 08/31/2028	374	373

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
TGG TS Acquisition Company, Term B Loan, 1st Lien
11.525%, LIBOR + 7.000%, 12/14/2025 (A)	$1,095	$1,033
TK Elevator Midco GmbH, Facility B1 (USD), 1st Lien
6.871%, LIBOR + 3.500%, 07/30/2027 (A)	80	77
Trans Union LLC, 2021 Incremental Term B-6 Loan, 1st Lien
7.275%, 12/01/2028 (A)	423	419
United Talent Agency LLC, Term B Loan, 1st Lien
9.250%, 07/07/2028 (A)	894	872
University Support Services LLC, 2021 Term Loan, 1st Lien
8.332%, 02/10/2029	1,550	1,519
Verscend Holding Corp., Term B-1 Loan, 1st Lien
9.154%, 08/27/2025 (A)(B)	904	901
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-1 Loan, 1st Lien
7.780%, LIBOR + 3.750%, 05/18/2025 (A)	2,034	2,005
		19,789

Cable & Satellite Television — 0.9%
Creative Artists Agency LLC, Term B Loan, 1st Lien
8.482%, CME Term SOFR + 3.500%, 11/27/2028 (A)(B)	1,200	1,182
Diamond Sports Group LLC, Term Loan, 2nd Lien
10.184%, 08/24/2026 (D)	984	39
E.W. Scripps Company, Tranche B-2 Term Loan, 1st Lien
7.659%, 05/01/2026 (A)	377	361
Univision Communications Inc., 2021 Replacement Converted First-Lien Term Loan, 1st Lien
8.275%, LIBOR + 3.250%, 03/15/2026 (A)	748	721
Univision Communications, 2017 Replacement Repriced Term Loan, 1st Lien
7.904%, LIBOR + 2.750%, 03/15/2024 (A)	752	751
Virgin Media Bristol LLC, N Facility, 1st Lien
7.607%, LIBOR + 2.500%, 01/31/2028 (A)	2,007	1,923
		4,977

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Chemicals & Plastics — 1.0%
Akzo Nobel N.V., Term Loan, 1st Lien
0.000%, 04/03/2028 (B)(G)	$540	$530
Cambrex Corporation, Tranche B-2 Dollar Term Loan, 1st Lien
8.582%, LIBOR + 3.250%, 12/04/2026 (A)(B)	332	322
DCG Acquisition Corp., Term Loan B, 1st Lien
9.753%, LIBOR + 4.250%, 09/30/2026 (A)(C)	1,054	1,019
Ineos US Finance LLC, New USD Term Loan B, 1st Lien
8.582%, 02/18/2030	720	713
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
7.895%, CME Term SOFR + 2.750%, 10/01/2025 (A)	997	992
SCIH Salt Holdings Inc., Incremental Term B-1 Loan, 1st Lien
9.025%, LIBOR + 2.750%, 03/16/2027 (A)	1,282	1,245
Wilsonart LLC, Tranche E Term Loan, 1st Lien
8.460%, LIBOR + 3.250%, 12/31/2026 (A)	598	578
		5,399

Conglomerates — 0.5%
Agiliti Health Inc., Term Loan, 1st Lien
7.993%, 05/01/2030	754	744
Curian Global Inc., 2021 Term Loan, 1st Lien
9.003%, 08/30/2026	2	1
8.895%, 08/30/2026	597	502
Sunshine Luxembourg VII Sarl, Facility B3, 1st Lien
8.909%, LIBOR + 3.750%, 10/01/2026 (A)	1,174	1,143
		2,390

Containers & Glass Products — 1.1%
Charter Next Generation Inc., Initial Term Loan (2021), 1st Lien
8.847%, 12/01/2027 (B)	1,375	1,335
Mauser Packaging Solutions Holding Company, Initial Term Loan, 1st Lien
8.993%, 08/14/2026	30	29
Pregis TopCo LLC, Initial Term Loan, 1st Lien
8.847%, LIBOR + 4.000%, 07/31/2026 (A)	1,153	1,128
Pregis TopCo LLC, Third Amendment Refinancing Term Loan, 1st Lien
8.904%, LIBOR + 3.250%, 07/31/2026 (A)	1,075	1,049

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Pretium PKG Holdings Inc., Initial Term Loan, 2nd Lien
11.969%, 10/01/2029	$843	$513
11.758%, 10/01/2029	843	512
Trident TPI Holdings Inc., Tranche B-5 Initial Term Loan, 1st Lien
9.653%, 09/15/2028	1,350	1,290
		5,856

Ecological Services & Equipment — 0.5%
Covanta Holding Corporation, Initial Term B Loan, 1st Lien
7.482%, 11/30/2028	282	277
Esdec Solar Group B.V., Initial Term Loan, 1st Lien
9.960%, LIBOR + 6.750%, 08/30/2028 (A)(C)	649	641
GFL Environmental Inc., 2023 Refinancing Term Loan, 1st Lien
8.145%, 05/31/2027 (A)	885	883
Win Waste Innovations Holdings Inc., Initial Term Loan, 1st Lien
3.250%, 03/24/2028 (B)	710	620
		2,421

Electronics/Electrical — 5.1%
Applied Systems Inc., 2026 Term Loan, 1st Lien
9.398%, 09/18/2026	875	873
Apttus Corporation, Initial Term Loan, 1st Lien
9.523%, LIBOR + 4.750%, 05/08/2028 (A)	650	621
athenahealth Group Inc., Initial Term Loan, 1st Lien
8.598%, 02/15/2029 (A)	932	876
Camelot U.S. Acquisition LLC, Initial Term Loan, 1st Lien
8.268%, LIBOR + 3.250%, 10/30/2026 (A)	653	644
Camelot U.S. Acquisition LLC, Term Loan, 1st Lien
7.840%, 10/30/2026 (A)	400	395
Cloud Software Group Inc., Dollar Term B Loan, 1st Lien
9.498%, 03/30/2029 (A)	1,036	957
Cloud Software Group Inc., Term Loan, 1st Lien
9.498%, 09/29/2028 (B)	207	192
Delta Topco, Inc., Initial Term Loan, 2nd Lien
12.156%, CME Term SOFR + 7.250%, 12/01/2028 (A)	989	890

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Epicor Software Corporation (fka Eagle Parent Inc.), Initial Term Loan, 2nd Lien
12.832%, LIBOR + 3.250%, 07/31/2028 (A)	$300	$298
Epicor Software Corporation (fka Eagle Parent Inc.), Term C Loan, 1st Lien
8.275%, LIBOR + 5.250%, 07/30/2027 (A)	65	63
Go Daddy Operating Company LLC (GD Finance Co, Inc), Amendment No. 6 Term Loan, 1st Lien
8.232%, 11/09/2029	1,144	1,141
Hyland Software Inc., 2021 Refinancing Term Loan, 2nd Lien
11.275%, LIBOR + 4.750%, 07/07/2025 (A)	1,136	1,078
Hyland Software, Inc., 2018 Refinancing Term Loan, 1st Lien
8.525%, LIBOR + 3.500%, 07/01/2024 (A)	1,183	1,159
Imprivata Inc., 2022-1 Incremental Term Loan, 1st Lien
9.232%, 12/01/2027	576	559
Imprivata Inc., Initial Term Loan, 1st Lien
8.775%, 12/01/2027	405	389
Knot Worldwide Inc., Amendment No. 3 Term Loan, 1st Lien
9.498%, 12/19/2025 (C)	68	67
9.465%, 12/19/2025 (C)	20	20
McAfee Corp., Tranche B-1 Term Loan, 1st Lien
8.843%, CME Term SOFR + 4.000%, 03/01/2029 (A)	794	742
MH Sub I LLC (Micro Holding Corp.), 2023 May Incremental Term Loan, 1st Lien
9.403%, 04/25/2028 (B)	770	728
MH Sub I, LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan, 1st Lien
8.775%, LIBOR + 3.500%, 09/13/2024 (A)	20	20
Misys Limited, Dollar Term Loan, 1st Lien
8.655%, LIBOR + 3.500%, 06/13/2024 (A)	1,044	991
Motus Group LLC, Initial Term Loan, 1st Lien
8.775%, 12/11/2028	842	797
Netsmart Inc., Initial Term Loan, 1st Lien
9.025%, LIBOR + 3.500%, 10/01/2027 (A)	1,703	1,674
Open Text Corporation, Term B Loan, 1st Lien
8.582%, CME Term SOFR + 3.500%, 01/31/2030 (A)	1,403	1,399

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Open Text Corporation, Term Loan, 1st Lien
0.000%, 05/30/2025 (G)	$500	$499
Particle Luxembourg S.a.r.l., Initial Term Loan, 1st Lien
10.413%, LIBOR + 3.500%, 02/18/2027 (A)	1,385	1,358
PointClickCare Technologies Inc., 2022 Term Loan, 1st Lien
8.898%, 12/29/2027 (C)	683	679
Polaris Newco LLC, Dollar Term Loan, 1st Lien
9.159%, LIBOR + 4.000%, 06/02/2028 (A)	651	582
Project Boost Purchaser LLC, 2021 Tranche 2 Term Loan, 1st Lien
8.525%, 05/30/2026	863	848
Project Boost Purchaser LLC, Tranche 1 Term Loan, 1st Lien
8.525%, LIBOR + 3.500%, 06/01/2026 (A)(B)	313	308
Quest Software US Holdings Inc., Initial Loan, 2nd Lien
12.695%, CME Term SOFR + 7.500%, 02/01/2030 (A)	820	587
Quest Software US Holdings Inc., Initial Term Loan, 1st Lien
9.445%, 02/01/2029 (A)	1,246	1,053
Renaissance Holding Corp., Initial Term Loan, 1st Lien
9.732%, LIBOR + 3.250%, 04/05/2030 (A)	328	320
Renaissance Holding Corp., Initial Term Loan, 2nd Lien
12.025%, LIBOR + 3.250%, 05/29/2026 (A)	663	646
Sabre GLBL Inc., 2021 Other Term B-1 Loan, 1st Lien
8.525%, LIBOR + 3.500%, 12/17/2027 (A)	19	14
Sabre GLBL Inc., 2021 Term B-1 Loan, 1st Lien
8.525%, LIBOR + 3.500%, 12/17/2027 (A)	29	21
Sabre GLBL Inc., 2022 Term B-2 Loan, 1st Lien
10.082%, 06/30/2028 (A)	336	247
Sophia L.P., 2022 Incremental Term B-1 Loan, 1st Lien
9.232%, 10/07/2027	775	759
Sophia L.P., Closing Date Loan, 2nd Lien
13.159%, CME Term SOFR + 3.000%, 10/09/2028 (A)(C)	1,000	985

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Sophia L.P., Term Loan B, 1st Lien
8.659%, 10/07/2027	$881	$859
SS&C Technologies Holdings Inc., Term B-6 Loan, 1st Lien
7.332%, 03/22/2029 (A)	498	493
ThoughtWorks Inc., Incremental Term Loan, 1st Lien
7.525%, 03/24/2028 (A)	500	495
		27,326

Financial Intermediaries — 2.9%
Apple Bidco LLC, Amendment No. 1 Term Loan, 1st Lien
9.153%, 09/22/2028 (A)(B)	490	486
Apple Bidco LLC, Initial Term Loan, 1st Lien
9.268%, 09/22/2028 (A)(B)	665	646
AssuredPartners Inc., 2021 Term Loan, 1st Lien
8.525%, LIBOR + 7.250%, 02/12/2027 (A)	961	934
Brown Group Holding LLC, Incremental Term B-2 Facility, 1st Lien
8.903%, 07/02/2029	370	364
8.795%, 07/02/2029 (A)	959	944
Central Parent Inc., Initial Term Loan, 1st Lien
9.148%, 07/06/2029 (A)	937	921
Focus Financial Partners LLC, Term Loan, 1st Lien
0.000%, 06/30/2028 (B)(G)	738	724
Global IID Parent LLC, Term B Loan, 1st Lien
9.659%, 12/16/2028 (A)	826	776
HighTower Holding, LLC, Initial Term Loan, 1st Lien
9.127%, LIBOR + 3.250%, 04/21/2028 (A)	1,168	1,098
Husky Injection Molding Systems Ltd., Initial Term Loan, 1st Lien
8.151%, LIBOR + 3.000%, 03/28/2025 (A)	1,226	1,160
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Initial Term Loan, 1st Lien
8.284%, LIBOR + 3.750%, 11/02/2027 (A)	1,464	1,433
Madison IAQ LLC, Initial Term Loan, 1st Lien
8.302%, LIBOR + 3.250%, 06/21/2028 (A)	338	324
Matrix Parent Inc., Initial Term Loan, 1st Lien
10.056%, 03/01/2029	426	336

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Osmosis Buyer Limited, Initial Term B Loan, 1st Lien
8.804%, LIBOR + 5.000%, 07/31/2028 (A)	$1,187	$1,140
Propulsion (BC) Newco LLC, Initial Term Loan, 1st Lien
8.898%, 09/14/2029	1,114	1,101
Quirch Foods Holdings LLC, 2022-1 Incremental Term Loan, 1st Lien
9.865%, 10/27/2027 (A)	1,603	1,480
Summer (BC) Bidco B LLC, Additional Facility B2 (USD), 1st Lien
9.659%, LIBOR + 4.500%, 12/04/2026 (A)	1,290	1,192
Victory Buyer LLC, Initial Term Loan, 1st Lien
8.877%, 11/19/2028	693	604
		15,663

Food Service — 1.1%
1011778 B.C. Unlimited Liability Company, Term B-4 Loan, 1st Lien
5.025%, 11/19/2026	1,888	1,846
Aramark Intermediate HoldCo Corporation, U.S. Term B-3 Loan, 1st Lien
6.775%, LIBOR + 1.750%, 03/11/2025 (A)	929	925
IRB Holding Corp., 2022 Replacement Term B Loan, 1st Lien
8.082%, CME Term SOFR + 3.000%, 12/15/2027 (A)	1,836	1,779
Nomad Foods Limited, Facility B2, 1st Lien
8.561%, 11/12/2029 (B)	1,135	1,133
Whatabrands LLC, Initial Term B Loan, 1st Lien
8.275%, LIBOR + 3.250%, 08/03/2028 (A)	351	343
		6,026

Food/Drug Retailers — 0.3%
Eagle Parent Corp., Initial Term Loan, 1st Lien
9.148%, 04/02/2029	1,016	985
US Foods Inc., Incremental B-2019 Term Loan, 1st Lien
7.025%, 09/13/2026 (A)	391	389
		1,374

Health Care — 3.9%
Air Methods Corporation, Initial Term Loan, 1st Lien
8.659%, LIBOR + 3.500%, 04/22/2024 (A)	435	202

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Bausch + Lomb Corporation, Initial Term Loan, 1st Lien
8.457%, 05/10/2027 (A)	$1,153	$1,113
Catelent Pharma Solutions Inc., 2021 Incremental Dollar Term Loan B-3, 1st Lien
7.188%, 02/22/2028	825	795
CNT Holdings I Corp, Initial Term Loan, 2nd Lien
8.459%, LIBOR + 3.750%, 11/08/2027 (A)(B)	1,200	1,167
Confluent Medical Technologies, Inc., Closing Date Term Loan, 1st Lien
8.648%, CME Term SOFR + 3.750%, 02/16/2029 (A)	1,142	1,106
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
8.909%, LIBOR + 3.750%, 10/10/2025 (A)(D)	446	3
Envision Healthcare Corporation, Series 2020 New Term Loan, 1st Lien
11.159%, LIBOR + 3.500%, 10/10/2025 (A)	348	101
Gainwell Acquisition Corp., Term B Loan, 1st Lien
8.998%, LIBOR + 3.500%, 10/01/2027 (A)	1,529	1,445
Global Medical Response Inc., 2018 New Term Loan, 1st Lien
9.203%, LIBOR + 4.250%, 03/14/2025 (A)	513	355
Global Medical Response Inc., 2021 Refinancing Term Loan, 1st Lien
9.236%, LIBOR + 4.250%, 10/02/2025 (A)	866	601
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
7.414%, LIBOR + 2.000%, 11/15/2027 (A)	650	624
Horizon Therapeutics USA Inc., Term Loan, 1st Lien
7.063%, 05/22/2026	350	349
Icon Public Limited Company, Lux Term Loan, 1st Lien
7.410%, 07/03/2028 (A)	956	954
Icon Public Limited Company, U.S. Term Loan, 1st Lien
7.409%, 07/03/2028 (A)	238	238
ICU Medical Inc., Tranche B Term Loan, 1st Lien
7.548%, 01/08/2029 (A)(B)	5	5

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
LifePoint Health Inc., (fka Regionalcare Hospital Partners Holdings Inc.), Term B Loan, 1st Lien
9.023%, LIBOR + 3.750%, 11/16/2025 (A)	$487	$427
Mamba Purchaser Inc., Initial Term Loan, 1st Lien
8.525%, 10/16/2028 (A)	650	630
Mamba Purchaser Inc., Initial Term Loan, 2nd Lien
11.525%, 10/15/2029 (C)	780	702
Maravai Intermediate Holdings, LLC, Tranche B Term Loan, 1st Lien
8.028%, 10/19/2027	1,579	1,569
Navicure Inc., Initial Term Loan, 1st Lien
9.025%, LIBOR + 4.000%, 10/22/2026 (A)	698	693
Option Care Health Inc., 2021 Refinancing Term Loan, 1st Lien
7.775%, 10/27/2028 (A)	1,152	1,148
Organon & Co., Dollar Term Commitment Loan, 1st Lien
8.000%, 06/02/2028 (A)	496	493
Radnet Management, Inc., Initial Term Loan, 1st Lien
8.097%, LIBOR + 3.750%, 04/23/2028 (A)	1,152	1,136
Select Medical Corporation, Tranche B Term Loan, 1st Lien
7.753%, LIBOR + 2.500%, 03/06/2025 (A)	262	260
Sotera Health Holdings, LLC, 1st Lien
8.023%, 12/11/2026 (A)	1,165	1,122
Team Health Holdings, Inc., Extended Term Loan, 1st Lien
10.403%, CME Term SOFR + 5.250%, 03/02/2027 (A)	736	444
Team Health Holdings, Inc., Non-Extended Term Loan, 1st Lien
7.775%, LIBOR + 2.750%, 02/06/2024 (A)	513	414
Tecostar Holdings, Inc., 2017 Term Loan, 1st Lien
8.891%, LIBOR + 3.750%, 05/01/2024 (A)	1,392	1,298
WCG Purchaser Corp., Initial Term Loan, 1st Lien
8.954%, LIBOR + 3.500%, 01/08/2027 (A)	1,379	1,308
		20,702

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Home Furnishings — 0.2%
Energizer Holdings Inc., 2020 Term Loan, 1st Lien
7.447%, 12/22/2027	$830	$819
Hunter Douglas Holdings B.V., Tranche B-1 Term Loan, 1st Lien
8.666%, 02/26/2029 (A)(B)	321	294
		1,113

Industrial Equipment — 1.5%
Alliance Laundry Systems LLC, Initial Term B Loan, 1st Lien
8.559%, LIBOR + 3.500%, 10/08/2027 (A)	777	768
Chart Industries Inc., Term Loan B1 1st Lien
8.916%, 03/15/2030	1,000	992
Copeland Corp LLC, Term Loan, 1st Lien
0.000%, 05/04/2030 (B)(G)	1,004	992
Engineered Machinery Holdings Inc., Incremental Amendment No. 5 Term Loan, 1st Lien
8.230%, 05/19/2028	747	728
Gates Global LLC, Initial B-3 Dollar Term Loan, 1st Lien
7.582%, 03/31/2027 (A)	502	496
Gates Global LLC, Term Loan, 1st Lien
8.653%, 11/16/2029 (A)	647	644
Hayward Industries Inc., Term Loan, 1st Lien
7.525%, 05/30/2028	522	506
II-VI, Term Z Loan, 1st Lien
7.847%, 07/02/2029 (A)	570	565
TerraForm Power Operating LLC, Term Loan, 1st Lien
0.000%, 05/21/2029 (G)	374	368
TMK Hawk Parent Corp., Initial Tranche A Loan (Super Senior Priority), 1st Lien
14.462%, LIBOR + 3.500%, 05/30/2024 (A)(C)	733	708
TMK Hawk Parent Corp., Initial Tranche B Loan (Super Senior Priority), 1st Lien
8.462%, LIBOR + 4.000%, 08/28/2024 (A)	934	523
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
8.659%, LIBOR + 3.500%, 03/31/2028 (A)	636	602
		7,892

Insurance — 1.9%
Acrisure, LLC, 2020 Term Loan, 1st Lien
8.525%, LIBOR + 3.250%, 02/15/2027 (A)	1,312	1,218

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Alliant Holdings Intermediate LLC, TLB-5 New Term Loan, 1st Lien
8.559%, 11/05/2027 (B)	$672	$654
AmWINS Group Inc., February 2023 Incremental Term Loan, 1st Lien
8.003%, 02/19/2028 (B)	750	742
Asurion, LLC, New B-8 Term Loan, 1st Lien
8.275%, LIBOR + 4.250%, 12/23/2026 (A)	694	641
Asurion, LLC, New B-9 Term Loan, 1st Lien
8.275%, LIBOR + 3.250%, 07/31/2027 (A)	522	473
Cross Financial Corp., Term B-1 Loan, 1st Lien
9.063%, LIBOR + 3.750%, 09/15/2027 (A)	1,405	1,391
Hub International Limited, B-3 Incremental Term Loan, 1st Lien
8.398%, LIBOR + 3.250%, 04/25/2025 (A)(B)	422	419
Hub International Limited, Initial Term Loan, 1st Lien
8.159%, LIBOR + 2.750%, 04/25/2025 (A)	3	3
8.138%, LIBOR + 2.750%, 04/25/2025 (A)	1,758	1,744
Ryan Specialty Group LLC, Initial Term Loan, 1st Lien
8.253%, 09/01/2027	250	249
USI Inc., 2021 New Term Loan, 1st Lien
8.409%, LIBOR + 4.500%, 12/02/2026 (A)	1,694	1,686
USI Inc., 2022 New Term Loan, 1st Lien
8.648%, 11/22/2029 (A)	723	711
		9,931

Leisure Goods/Activities/Movies — 2.2%
Alterra Mountain Company, Series B-1 Term Loan, 1st Lien
7.775%, 07/31/2024	280	279
Alterra Mountain Company, Series B-2 Term Loan, 1st Lien
8.525%, LIBOR + 4.000%, 08/17/2028 (A)	1,563	1,553
ClubCorp Holdings Inc., Term B Loan, 1st Lien
7.775%, LIBOR + 2.750%, 09/18/2024 (A)	805	753
Equinox Holdings Inc., Incremental Term B-1 Loan, 1st Lien
8.159%, LIBOR + 3.000%, 03/08/2024 (A)	267	239

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Equinox Holdings Inc., Term B-2 Loan, 1st Lien
14.159%, LIBOR + 4.250%, 03/08/2024 (A)	$584	$518
Formula One Management Limited, Term Loan, 1st Lien
8.232%, 01/15/2030 (A)	1,357	1,356
Hard Rock Northern Indiana, Term Loan B, 1st Lien
9.275%, 12/11/2028	818	785
Kingpin Intermediate Holdings LLC, Amendment No. 8 Term Loan, 1st Lien
8.653%, 02/08/2028	1,206	1,190
Lakeshore Learning Materials, LLC, Initial Term Loan, 1st Lien
8.525%, 09/29/2028 (A)	1,687	1,649
Life Time Inc., Term Loan, 1st Lien
9.800%, 01/15/2026	556	554
Live Nation Entertainment, Inc., Term B-4 Loan, 1st Lien
6.932%, LIBOR + 1.750%, 10/19/2026 (A)	524	512
Topgolf Callaway Brands Corp., Initial Term Loan, 1st Lien
8.753%, 03/15/2030	560	551
UFC Holdings LLC, Term B-3 Loan, 1st Lien
8.050%, LIBOR + 3.750%, 04/29/2026 (A)(B)	939	926
United PF Holdings, LLC, Initial Term Loan, 1st Lien
9.159%, LIBOR + 4.000%, 12/30/2026 (A)	1,227	896
		11,761

Lodging & Casinos — 1.2%
Aristocrat Technologies Inc., Term B Loan, 1st Lien
7.248%, 05/24/2029 (A)	320	320
Caesars Entertainment Inc., 2023 Incremental Term B Loan, 1st Lien
8.332%, 02/06/2030 (A)	1,160	1,149
Fertitta Entertainment, LLC, Initial B Term Loan, 1st Lien
8.982%, 01/27/2029 (A)(B)	1,080	1,038
Four Seasons Holdings Inc., 2022 Refinancing Term Loan, 1st Lien
8.332%, 11/30/2029 (A)	1,837	1,836
Golden Entertainment Inc., Term B Facility Loan, 1st Lien
8.030%, 10/21/2024 (A)	141	141

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
6.950%, LIBOR + 1.750%, 06/22/2026 (A)	$772	$768
Station Casinos LLC, Term B-1 Facility Loan, 1st Lien
7.280%, 02/08/2027 (A)	1,360	1,335
		6,587

Oil & Gas — 0.3%
Freeport LNG Investments, LLLP, Initial Term B Loan, 1st Lien
8.750%, LIBOR + 3.500%, 12/21/2028 (A)	354	338
Freeport LNG Investments, LLLP, Term Loan, 1st Lien
8.250%, 11/16/2026	748	715
M6 ETX Holdings II Midco LLC, Initial Term Loan, 1st Lien
9.682%, 09/19/2029 (A)	283	278
Prairie ECI Acquiror LP, Initial Term Loan, 1st Lien
9.904%, 03/11/2026	399	391
		1,722

Publishing — 0.5%
Dun & Bradstreet Corporation, 2022 Incremental Term B-2 Loan, 1st Lien
8.247%, 01/18/2029 (A)	194	192
Dun & Bradstreet Corporation, Initial Term Borrowing, 1st Lien
8.410%, LIBOR + 3.250%, 02/06/2026 (A)	1,054	1,047
WMG Acquisition Group, Tranche G Term Loan, 1st Lien
7.150%, 01/20/2028	1,694	1,677
		2,916

Retailers (Except Food & Drug) — 0.6%
Belfor Holdings Inc., Initial Term Loan, 1st Lien
9.154%, 04/06/2026 (A)	600	596
Belfor Holdings Inc., Tranche B-2 Term Loan, 1st Lien
9.403%, 04/06/2026 (B)(C)	167	167
Brightview Landscapes LLC, Initial Term Loan (2022), 1st Lien
8.403%, 04/20/2029	128	125
8.295%, 04/20/2029	670	654
Hanesbrands Inc., Term Loan, 1st Lien
8.903%, 03/08/2030 (C)	203	201
LHS Borrower LLC, Initial Term Loan, 1st Lien
9.832%, 02/16/2029	447	344

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Mister Car Wash Holdings, Inc., Initial Term Loan, 1st Lien
7.991%, LIBOR + 4.000%, 05/14/2026 (A)	$778	$771
Sweetwater Borrower, LLC, Initial Term Loan, 1st Lien
9.313%, CME Term SOFR + 3.250%, 08/07/2028 (A)(C)	367	345
		3,203

Software & Service — 0.7%
CCC Information Services Inc., Initial Term Loan, 1st Lien
7.090%, 09/21/2028 (B)	750	737
Proofpoint Inc., Initial Loan, 2nd Lien
11.275%, LIBOR + 4.750%, 08/31/2029 (A)(C)	863	829
Proofpoint Inc., Term Loan, 1st Lien
8.404%, 08/31/2028 (A)	515	497
Qualtrics International Inc., Term Loan, 1st Lien
0.000%, 04/14/2030 (B)(C)(G)	750	740
Signant Health, Term Loan, 1st Lien
0.000%, 05/08/2028 (B)(G)	891	867
		3,670

Surface Transport — 0.2%
Dynasty Acquisition Co., Inc., 2020 Term B-1 Loan, 1st Lien
8.582%, LIBOR + 4.000%, 04/06/2026 (A)	627	611
Dynasty Acquisition Co., Inc., 2020 Term B-2 Loan, 1st Lien
8.582%, LIBOR + 4.250%, 04/06/2026 (A)	337	329
XPO Logistics Inc., Refinancing Term Loan (2018), 1st Lien
6.849%, LIBOR + 2.000%, 02/24/2025 (A)	24	24
		964

Telecommunications — 1.2%
Genesys Cloud Services Holdings I, LLC, Initial Dollar Term Loan (2020), 1st Lien
9.025%, LIBOR + 4.000%, 12/01/2027 (A)	1,652	1,609
Iridium Satellite LLC, Term B-2 Loan, 1st Lien
7.582%, 11/04/2026 (A)	1,542	1,539
Lumen Technologies Inc., Term A Loan, 1st Lien
7.097%, LIBOR + 2.000%, 01/31/2025 (A)	1,010	939

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Safe Fleet Holdings LLC, 2022 Initial Term Loan, 1st Lien
8.814%, CME Term SOFR + 3.750%, 02/23/2029 (A)	$678	$661
VC GB Holdings I Corp, Initial Term Loan, 2nd Lien
11.775%, LIBOR + 3.750%, 07/23/2029 (A)	1,129	941
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
8.025%, LIBOR + 3.000%, 03/09/2027 (A)	990	759
		6,448

Utilities — 0.1%
Traverse Midstream Partners LLC, Advance Term Loan, 1st Lien
8.726%, LIBOR + 5.500%, 02/16/2028 (A)	680	669

Total Loan Participations
(Cost $190,160) ($ Thousands)		183,271

MORTGAGE-BACKED SECURITIES — 31.1%
Agency Mortgage-Backed Obligations — 0.8%
FHLMC ARM
4.826%, ICE LIBOR USD 12 Month + 2.470%, 03/01/2036(A)	461	455
3.832%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.250%, 06/01/2035(A)	313	319
FHLMC REMIC, Ser 2010-83, Cl BA
5.000%, 08/25/2040	96	97
FNMA
6.000%, 09/01/2039 to 04/01/2040	210	218
3.000%, 12/01/2030	259	249
FNMA ARM
5.802%, ICE LIBOR USD 6 Month + 1.433%, 03/01/2035(A)	176	178
5.591%, ICE LIBOR USD 6 Month + 1.580%, 07/01/2034(A)	64	65
4.915%, ICE LIBOR USD 12 Month + 1.665%, 04/01/2033(A)	95	93
4.510%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.184%, 07/01/2036(A)	315	321
4.464%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.332%, 04/01/2034(A)	214	218
4.339%, ICE LIBOR USD 12 Month + 1.601%, 06/01/2035(A)	43	42

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
4.260%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.141%, 10/01/2033(A)	$250	$250
4.184%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.220%, 08/01/2034(A)	412	421
4.068%, ICE LIBOR USD 12 Month + 1.873%, 10/01/2033(A)	94	96
4.027%, ICE LIBOR USD 12 Month + 1.777%, 09/01/2034(A)	301	296
4.020%, ICE LIBOR USD 12 Month + 1.770%, 10/01/2033(A)	81	79
3.988%, ICE LIBOR USD 12 Month + 1.565%, 05/01/2037(A)	204	206
3.983%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.205%, 05/01/2035(A)	95	96
3.814%, ICE LIBOR USD 12 Month + 1.490%, 10/01/2035(A)	287	288
3.550%, ICE LIBOR USD 12 Month + 1.800%, 05/01/2034(A)	83	83
FNMA CMO, Ser 2012-137, Cl UE
1.750%, 09/25/2041	88	82
FNMA, Ser 2017-M13, Cl FA
5.359%, ICE LIBOR USD 1 Month + 0.400%, 10/25/2024(A)	36	36
GNMA, Ser 2015-171, Cl IO, IO
0.845%, 11/16/2055(A)	8,084	231

		4,419
Non-Agency Mortgage-Backed Obligations — 30.3%
Angel Oak Mortgage Trust, Ser 2019-6, Cl A2
2.825%, 11/25/2059(A)(E)	213	205
Angel Oak Mortgage Trust, Ser 2020-1, Cl A1
2.466%, 12/25/2059(A)(E)	13	12
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(E)	75	69
Angel Oak Mortgage Trust, Ser 2020-3, Cl A1
1.691%, 04/25/2065(A)(E)	91	83
Angel Oak Mortgage Trust, Ser 2020-4, Cl A1
1.469%, 06/25/2065(A)(E)	40	36
Angel Oak Mortgage Trust, Ser 2020-5, Cl A1
1.373%, 05/25/2065(A)(E)	347	319
Angel Oak Mortgage Trust, Ser 2020-R1, Cl A1
0.990%, 04/25/2053(A)(E)	64	58

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust, Ser 2021-1, Cl A1
0.909%, 01/25/2066(A)(E)	$174	$145
Angel Oak Mortgage Trust, Ser 2021-2, Cl A1
0.985%, 04/25/2066(A)(E)	833	687
Angel Oak Mortgage Trust, Ser 2021-3, Cl A1
1.068%, 05/25/2066(A)(E)	148	122
Angel Oak Mortgage Trust, Ser 2021-5, Cl A1
0.951%, 07/25/2066(A)(E)	282	232
Arroyo Mortgage Trust, Ser 2019-1, Cl A1
3.805%, 01/25/2049(A)(E)	893	841
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048(A)(E)	32	29
Arroyo Mortgage Trust, Ser 2021-1R, Cl A1
1.175%, 10/25/2048(A)(E)	1,024	827
Ashford Hospitality Trust, Ser 2018-ASHF, Cl B
6.482%, ICE LIBOR USD 1 Month + 1.375%, 04/15/2035(A)(E)	500	484
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AL
6.008%, ICE LIBOR USD 1 Month + 0.900%, 11/15/2032(A)(E)	500	418
Banc of America Funding, Ser 2005-F, Cl 4A1
3.617%, 09/20/2035(A)	27	21
Banc of America Funding, Ser 2006-D, Cl 3A1
4.396%, 05/20/2036(A)	28	24
Banc of America Funding, Ser 2006-I, Cl 1A1
4.061%, 12/20/2036(A)	1,021	988
Banc of America Mortgage Trust, Ser 2003-K, Cl 2A1
4.132%, 12/25/2033(A)	531	501
Banc of America Mortgage Trust, Ser 2004-A, Cl 2A2
4.174%, 02/25/2034(A)	510	495
Banc of America Mortgage Trust, Ser 2004-D, Cl 2A1
4.676%, 05/25/2034(A)	207	194
Banc of America Mortgage Trust, Ser 2005-A, Cl 2A1
3.883%, 02/25/2035(A)	9	8
BANK, Ser 2018-BN12, Cl A2
4.074%, 05/15/2061	554	553
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
6.082%, ICE LIBOR USD 1 Month + 0.975%, 08/15/2036(A)(E)	1,027	1,026
BBCMS Mortgage Trust, Ser 2017-DELC, Cl E
7.732%, ICE LIBOR USD 1 Month + 2.625%, 08/15/2036(A)(E)	500	499

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
4.622%, 12/25/2033(A)	$557	$529
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
4.365%, 08/25/2034(A)	899	863
Bear Stearns ARM Trust, Ser 2003-8, Cl 4A1
4.080%, 01/25/2034(A)	1,195	1,160
Bear Stearns ARM Trust, Ser 2004-1, Cl 21A1
4.577%, 04/25/2034(A)	164	157
Bear Stearns ARM Trust, Ser 2004-2, Cl 12A2
3.607%, 05/25/2034(A)	695	630
Bear Stearns ARM Trust, Ser 2004-3, Cl 2A
3.740%, 07/25/2034(A)	563	526
Bear Stearns ARM Trust, Ser 2004-5, Cl 2A
3.456%, 07/25/2034(A)	562	506
Bellemeade Re, Ser 2021-1A, Cl M1A
6.723%, SOFR30A + 1.750%, 03/25/2031(A)(E)	103	103
Bellemeade Re, Ser 2021-2A, Cl M1A
6.173%, SOFR30A + 1.200%, 06/25/2031(A)(E)	516	513
Bellemeade Re, Ser 2021-3A, Cl M1A
5.973%, SOFR30A + 1.000%, 09/25/2031(A)(E)	707	702
Bellemeade Re, Ser 2022-1, Cl M1A
6.723%, SOFR30A + 1.750%, 01/26/2032(A)(E)	1,000	997
BFLD Trust, Ser 2020-OBRK, Cl A
7.224%, TSFR1M + 2.164%, 11/15/2028(A)(E)	240	238
BPR Trust, Ser 2022-OANA, Cl A
6.957%, TSFR1M + 1.898%, 04/15/2037(A)(E)	595	576
BRAVO Residential Funding Trust, Ser 2019-1, Cl A1C
3.500%, 03/25/2058(E)	908	885
BRAVO Residential Funding Trust, Ser 2020-NQM1, Cl A1
1.449%, 05/25/2060(A)(E)	41	38
BRAVO Residential Funding Trust, Ser 2021-NQM1, Cl A1
0.941%, 02/25/2049(A)(E)	73	63
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(E)	67	62
BRAVO Residential Funding Trust, Ser 2021-NQM3, Cl A1
1.699%, 04/25/2060(A)(E)	138	122
Bunker Hill Loan Depositary Trust, Ser 2020-1, Cl A1
1.724%, 02/25/2055(A)(E)	37	35
BWay Mortgage Trust, Ser 2013-1515, Cl A1
2.809%, 03/10/2033(E)	73	70

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2019-XL, Cl F
7.174%, TSFR1M + 2.114%, 10/15/2036(A)(E)	$425	$414
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
6.094%, TSFR1M + 1.034%, 10/15/2036(A)(E)	219	218
BX Commercial Mortgage Trust, Ser 2019-XL, Cl E
6.974%, TSFR1M + 1.914%, 10/15/2036(A)(E)	1,062	1,041
BX Commercial Mortgage Trust, Ser 2020-VKNG, Cl C
6.574%, TSFR1M + 1.514%, 10/15/2037(A)(E)	770	748
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl D
6.508%, ICE LIBOR USD 1 Month + 1.400%, 06/15/2038(A)(E)	679	646
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
5.759%, ICE LIBOR USD 1 Month + 0.652%, 05/15/2038(A)(E)	240	233
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
5.807%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(E)	195	188
BX Commercial Mortgage Trust, Ser 2022-LP2, Cl A
6.072%, TSFR1M + 1.013%, 02/15/2039(A)(E)	1,857	1,804
BX Trust, Ser 2021-SDMF, Cl B
5.845%, ICE LIBOR USD 1 Month + 0.738%, 09/15/2034(A)(E)	1,000	955
BX Trust, Ser 2022-LBA6, Cl A
6.059%, TSFR1M + 1.000%, 01/15/2039(A)(E)	210	204
BX Trust, Ser 2022-VAMF, Cl D
6.939%, TSFR1M + 1.880%, 01/15/2039(A)(E)	1,000	955
BX Trust, Ser 2023-DELC, Cl A
7.690%, TSFR1M + 2.690%, 06/15/2038(A)(E)	1,000	999
BX, Ser 2021-MFM1, Cl C
6.374%, TSFR1M + 1.314%, 01/15/2034(A)(E)	904	876
BXHPP Trust, Ser 2021-FILM, Cl C
6.207%, ICE LIBOR USD 1 Month + 1.100%, 08/15/2036(A)(E)	530	476

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl B
6.357%, ICE LIBOR USD 1 Month + 1.250%, 12/15/2037(A)(E)	$2,000	$1,969
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl E
7.257%, ICE LIBOR USD 1 Month + 2.150%, 12/15/2037(A)(E)	500	485
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 7A1
4.305%, 02/25/2037(A)	117	115
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 2A3
4.136%, 06/25/2035(A)	255	247
CHL Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019	6	–
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl C
6.306%, 03/15/2049(A)	95	93
Citigroup Commercial Mortgage Trust, Ser 2018-TBR, Cl A
6.062%, ICE LIBOR USD 1 Month + 0.955%, 12/15/2036(A)(E)	1,000	985
Cold Storage Trust, Ser 2020-ICE5, Cl D
7.207%, ICE LIBOR USD 1 Month + 2.100%, 11/15/2037(A)(E)	737	720
COLT Funding LLC, Ser 2021-3R, Cl A1
1.051%, 12/25/2064(A)(E)	98	84
COLT Mortgage Loan Trust, Ser 2020-2R, Cl A1
1.325%, 10/26/2065(A)(E)	38	34
COLT Mortgage Loan Trust, Ser 2020-3, Cl A1
1.506%, 04/27/2065(A)(E)	24	22
COLT Mortgage Loan Trust, Ser 2021-1, Cl A1
0.910%, 06/25/2066(A)(E)	125	101
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(E)	2,517	1,950
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A1
0.798%, 07/27/2054(E)	53	45
COLT Mortgage Loan Trust, Ser 2021-4, Cl A2
1.500%, 10/25/2066(A)(E)	1,637	1,282
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(E)	327	258
COLT Mortgage Loan Trust, Ser 2021-5, Cl A1
1.726%, 11/26/2066(A)(E)	839	706

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust, Ser 2021-HX1, Cl A1
1.110%, 10/25/2066(A)(E)	$332	$269
COLT Mortgage Loan Trust, Ser 2022-7, Cl A1
5.162%, 04/25/2067(E)(F)	890	876
COLT Mortgage Pass-Through Certificates, Ser 2021-1R, Cl A1
0.857%, 05/25/2065(A)(E)	113	94
COMM Mortgage Trust, Ser 2013-300P, Cl E
4.394%, 08/10/2030(A)(E)	300	204
COMM Mortgage Trust, Ser 2013-CR10, Cl XA, IO
0.512%, 08/10/2046(A)	5,329	–
COMM Mortgage Trust, Ser 2014-CR14, Cl XA, IO
0.506%, 02/10/2047(A)	23,769	33
Commercial Mortgage Pass-Through Certificates, Ser 2017-PANW, Cl A
3.244%, 10/10/2029(E)	700	657
Connecticut Avenue Securities Trust, Ser 2021-R01, Cl 1M1
5.723%, SOFR30A + 0.750%, 10/25/2041(A)(E)	142	141
Connecticut Avenue Securities Trust, Ser 2022-R02, Cl 2M1
6.173%, SOFR30A + 1.200%, 01/25/2042(A)(E)	1,251	1,242
Connecticut Avenue Securities Trust, Ser 2022-R03, Cl 1M1
7.073%, SOFR30A + 2.100%, 03/25/2042(A)(E)	740	744
Connecticut Avenue Securities Trust, Ser 2022-R04, Cl 1M1
6.973%, SOFR30A + 2.000%, 03/25/2042(A)(E)	1,058	1,063
Connecticut Avenue Securities Trust, Ser 2022-R05, Cl 2M1
6.873%, SOFR30A + 1.900%, 04/25/2042(A)(E)	363	363
Connecticut Avenue Securities Trust, Ser 2022-R07, Cl 1M1
7.931%, SOFR30A + 2.950%, 06/25/2042(A)(E)	1,150	1,173
Connecticut Avenue Securities Trust, Ser 2023-R01, Cl 1M1
7.381%, SOFR30A + 2.400%, 12/25/2042(A)(E)	431	433
Connecticut Avenue Securities Trust, Ser 2023-R03, Cl 2M1
7.473%, SOFR30A + 2.500%, 04/25/2043(A)(E)	1,940	1,959

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2023-R04, Cl 1M1
7.273%, SOFR30A + 2.300%, 05/25/2043(A)(E)	$3,000	$3,000
Credit Suisse First Boston Mortgage Securities, Ser 2005-5, Cl 3A2
5.438%, ICE LIBOR USD 1 Month + 0.300%, 07/25/2035(A)	205	203
Credit Suisse Mortgage Capital Certificates, Ser 2021-NQM4, Cl A1
1.101%, 05/25/2066(A)(E)	166	135
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2004-AR5, Cl 6A1
4.925%, 06/25/2034(A)	981	951
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049(E)(F)	219	202
CSMC Trust, Ser 2021-AFC1, Cl A1
0.830%, 03/25/2056(A)(E)	137	105
CSMC, Ser 2021-NQM1, Cl A1
0.809%, 05/25/2065(A)(E)	133	112
CSMC, Ser 2021-NQM3, Cl A1
1.015%, 04/25/2066(A)(E)	240	195
DBCG Mortgage Trust, Ser 2017-BBG, Cl C
6.108%, ICE LIBOR USD 1 Month + 1.000%, 06/15/2034(A)(E)	1,100	1,072
DBGS Mortgage Trust, Ser 2018-BIOD, Cl A
6.160%, ICE LIBOR USD 1 Month + 0.803%, 05/15/2035(A)(E)	1,828	1,803
Deephaven Residential Mortgage Trust, Ser 2021-1, Cl A1
0.715%, 05/25/2065(A)(E)	41	36
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A1
0.899%, 04/25/2066(A)(E)	329	286
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A3
1.260%, 04/25/2066(A)(E)	527	458
Eagle Re, Ser 2021-2, Cl M1A
6.523%, SOFR30A + 1.550%, 04/25/2034(A)(E)	1,849	1,849
Ellington Financial Mortgage Trust, Ser 2019-2, Cl A2
2.892%, 11/25/2059(A)(E)	386	356
Ellington Financial Mortgage Trust, Ser 2020-2, Cl A1
1.178%, 10/25/2065(A)(E)	472	424
Ellington Financial Mortgage Trust, Ser 2021-1, Cl A1
0.797%, 02/25/2066(A)(E)	695	582
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(E)	89	72

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
ELP Commercial Mortgage Trust, Ser 2021-ELP, Cl A
5.809%, ICE LIBOR USD 1 Month + 0.701%, 11/15/2038(A)(E)	$350	$337
FHLMC STACR REMIC Trust, Ser 2021-DNA3, Cl M1
5.723%, SOFR30A + 0.750%, 10/25/2033(A)(E)	485	482
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl M2
6.623%, SOFR30A + 1.650%, 01/25/2034(A)(E)	187	186
FHLMC STACR REMIC Trust, Ser 2021-DNA7, Cl M1
5.823%, SOFR30A + 0.850%, 11/25/2041(A)(E)	2,267	2,238
FHLMC STACR REMIC Trust, Ser 2021-HQA2, Cl M1
5.673%, SOFR30A + 0.700%, 12/25/2033(A)(E)	280	279
FHLMC STACR REMIC Trust, Ser 2021-HQA3, Cl M1
5.823%, SOFR30A + 0.850%, 09/25/2041(A)(E)	2,037	1,973
FHLMC STACR REMIC Trust, Ser 2021-HQA4, Cl M1
5.923%, SOFR30A + 0.950%, 12/25/2041(A)(E)	2,691	2,598
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1B
6.823%, SOFR30A + 1.850%, 01/25/2042(A)(E)	943	910
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1A
5.973%, SOFR30A + 1.000%, 01/25/2042(A)(E)	1,645	1,616
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M1A
6.273%, SOFR30A + 1.300%, 02/25/2042(A)(E)	1,354	1,346
FHLMC STACR REMIC Trust, Ser 2022-DNA3, Cl M1A
6.973%, SOFR30A + 2.000%, 04/25/2042(A)(E)	1,394	1,401
FHLMC STACR REMIC Trust, Ser 2022-DNA6, Cl M1A
7.123%, SOFR30A + 2.150%, 09/25/2042(A)(E)	419	422
FHLMC STACR REMIC Trust, Ser 2022-HQA1, Cl M1A
7.073%, SOFR30A + 2.100%, 03/25/2042(A)(E)	1,508	1,510

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2022-HQA3, Cl M1A
7.273%, SOFR30A + 2.300%, 08/25/2042(A)(E)	$473	$474
FHLMC STACR REMIC Trust, Ser 2023-DNA1, Cl M1B
8.081%, SOFR30A + 3.100%, 03/25/2043(A)(E)	2,000	2,005
FHLMC STACR REMIC Trust, Ser 2023-HQA1, Cl M1A
6.923%, SOFR30A + 2.000%, 05/25/2043(A)(E)	2,000	2,000
FHLMC STACR Trust, Ser 2018-DNA2, Cl M2AS
6.088%, ICE LIBOR USD 1 Month + 0.950%, 12/25/2030(A)(E)	1,455	1,449
FHLMC STACR Trust, Ser 2019-FTR2, Cl M1
6.088%, ICE LIBOR USD 1 Month + 0.950%, 11/25/2048(A)(E)	580	575
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2022-HQA2, Cl M1A
7.623%, SOFR30A + 2.650%, 07/25/2042(A)(E)	201	205
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2022-HQA2, Cl M1B
8.973%, SOFR30A + 4.000%, 07/25/2042(A)(E)	1,000	1,022
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2023-DNA2, Cl M1B
8.231%, SOFR30A + 3.250%, 04/25/2043(A)(E)	1,000	1,002
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2023-DNA2, Cl M1A
7.081%, SOFR30A + 2.100%, 04/25/2043(A)(E)	1,093	1,098
FHLMC Whole Loan Securities Trust, Ser 2016-SC01, Cl M2
3.903%, 07/25/2046(A)	393	367
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
10.138%, ICE LIBOR USD 1 Month + 5.000%, 11/25/2024(A)	28	28
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
11.038%, ICE LIBOR USD 1 Month + 5.900%, 10/25/2028(A)	115	122
FNMA Connecticut Avenue Securities, Ser 2021-R02, Cl 2M1
5.873%, SOFR30A + 0.900%, 11/25/2041(A)(E)	924	916
GCAT Trust, Ser 2020-NQM2, Cl A1
1.555%, 04/25/2065(E)(F)	47	43

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GCAT Trust, Ser 2021-CM1, Cl A
1.469%, 04/25/2065(A)(E)	$186	$169
GCAT Trust, Ser 2021-NQM1, Cl A1
0.874%, 01/25/2066(A)(E)	756	637
GCAT Trust, Ser 2021-NQM3, Cl A1
1.091%, 05/25/2066(A)(E)	142	116
GCAT Trust, Ser 2021-NQM5, Cl A1
1.262%, 07/25/2066(A)(E)	485	388
GS Mortgage Securities Trust, Ser 2011-GC3, Cl X, IO
0.000%, 03/10/2044(A)(E)(G)	789	–
GS Mortgage Securities Trust, Ser 2020-DUNE, Cl B
6.457%, ICE LIBOR USD 1 Month + 1.350%, 12/15/2036(A)(E)	500	485
GS Mortgage Securities Trust, Ser 2021-STAR, Cl B
6.507%, ICE LIBOR USD 1 Month + 1.400%, 12/15/2036(A)(E)	1,000	967
GS Mortgage-Backed Securities Trust, Ser 2021-NQM1, Cl A2
1.275%, 07/25/2061(A)(E)	800	685
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 1A1
4.367%, 01/25/2035(A)	44	40
GSR Mortgage Loan Trust, Ser 2005-AR2, Cl 1A2
3.820%, 04/25/2035(A)	150	135
HarborView Mortgage Loan Trust, Ser 2004-6, Cl 4A
4.765%, 08/19/2034(A)	815	803
Hilton Orlando Trust, Ser 2018-ORL, Cl B
6.407%, ICE LIBOR USD 1 Month + 1.300%, 12/15/2034(A)(E)	1,000	982
HPLY Trust, Ser 2019-HIT, Cl B
6.457%, ICE LIBOR USD 1 Month + 1.350%, 11/15/2036(A)(E)	383	375
Impac CMB Trust, Ser 2004-6, Cl 1A2
5.918%, ICE LIBOR USD 1 Month + 0.780%, 10/25/2034(A)	561	542
Imperial Fund Mortgage Trust, Ser 2021-NQM1, Cl A1
1.071%, 06/25/2056(A)(E)	195	165
Imperial Fund Mortgage Trust, Ser 2021-NQM2, Cl A1
1.073%, 09/25/2056(A)(E)	152	123
Imperial Fund Mortgage Trust, Ser 2021-NQM3, Cl A1
1.595%, 11/25/2056(A)(E)	146	122
Imperial Fund Mortgage Trust, Ser 2022-NQM5, Cl A3
6.250%, 08/25/2067(E)(F)	373	371

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Intown Mortgage Trust, Ser 2022-STAY, Cl A
7.548%, TSFR1M + 2.489%, 08/15/2039(A)(E)	$1,500	$1,500
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Cl B
6.267%, ICE LIBOR USD 1 Month + 1.160%, 07/15/2036(A)(E)	1,000	985
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-ACE, Cl A
3.287%, 01/10/2037(E)	1,000	943
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl XAFX, IO
2.032%, 01/16/2037(A)(E)	12,500	251
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A2
4.375%, 06/25/2035(A)	172	169
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 4A2
4.441%, 07/25/2035(A)	314	308
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
4.194%, 11/25/2033(A)	63	61
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 5A2
4.048%, 07/25/2035(A)	280	273
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 1A1
4.183%, 07/25/2035(A)	304	295
JPMorgan Mortgage Trust, Ser 2007-A4, Cl 1A1
4.119%, 06/25/2037(A)	24	19
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
5.888%, ICE LIBOR USD 1 Month + 0.750%, 04/25/2046(A)(E)	70	67
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl E
7.057%, ICE LIBOR USD 1 Month + 1.800%, 05/15/2036(A)(E)	550	540
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
6.057%, ICE LIBOR USD 1 Month + 0.800%, 05/15/2036(A)(E)	150	149
Life Mortgage Trust, Ser 2021-BMR, Cl D
6.574%, TSFR1M + 1.514%, 03/15/2038(A)(E)	983	942
Life Mortgage Trust, Ser 2022-BMR2, Cl A1
6.355%, TSFR1M + 1.295%, 05/15/2039(A)(E)	2,000	1,958
MASTR Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
3.096%, 07/25/2035(A)	19	17

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
MASTR Alternative Loan Trust, Ser 2003-5, Cl 4A1
5.500%, 07/25/2033	$690	$670
Mellon Residential Funding, Ser 1999-TBC3, Cl A2
5.518%, 10/20/2029(A)	102	103
Merrill Lynch Mortgage Investors Trust, Ser 2003-E, Cl A1
5.758%, ICE LIBOR USD 1 Month + 0.620%, 10/25/2028(A)	290	268
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
3.876%, 12/25/2034(A)	469	438
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A3
4.160%, 02/25/2035(A)	359	325
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A5
4.160%, 02/25/2035(A)	267	250
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A2
4.160%, 02/25/2035(A)	1,300	1,218
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, Cl 1A
3.891%, 07/25/2035(A)	249	133
Merrill Lynch Mortgage Investors Trust, Ser 2007-1, Cl 2A1
4.128%, 01/25/2037(A)	443	436
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055(A)(E)	126	118
MFA Trust, Ser 2020-NQM1, Cl A1
1.479%, 03/25/2065(A)(E)	583	533
MFA Trust, Ser 2020-NQM3, Cl A1
1.014%, 01/26/2065(A)(E)	40	36
MFA Trust, Ser 2021-INV1, Cl A1
0.852%, 01/25/2056(A)(E)	76	67
MFA Trust, Ser 2021-NQM1, Cl A1
1.153%, 04/25/2065(A)(E)	716	627
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(E)	1,153	955
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl D
6.774%, TSFR1M + 1.715%, 04/15/2038(A)(E)	1,500	1,447
MHP, Ser 2021-STOR, Cl A
5.807%, ICE LIBOR USD 1 Month + 0.700%, 07/15/2038(A)(E)	105	102
MHP, Ser 2022-MHIL, Cl A
5.874%, TSFR1M + 0.815%, 01/15/2027(A)(E)	131	127

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
MHP, Ser 2022-MHIL, Cl B
6.173%, TSFR1M + 1.114%, 01/15/2027(A)(E)	$1,943	$1,857
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061(A)(E)	94	91
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(E)	85	79
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, Cl 1A
4.403%, 11/25/2034(A)	569	526
Morgan Stanley Mortgage Loan Trust, Ser 2004-5AR, Cl 3A1
4.380%, 07/25/2034(A)	257	240
Morgan Stanley Mortgage Loan Trust, Ser 2004-8AR, Cl 4A2
4.499%, 10/25/2034(A)	518	503
MortgageIT Trust, Ser 2005-1, Cl 2A
6.284%, ICE LIBOR USD 1 Month + 1.250%, 02/25/2035(A)	179	171
MSCG Trust, Ser 2018-SELF, Cl A
6.008%, ICE LIBOR USD 1 Month + 0.900%, 10/15/2037(A)(E)	1,330	1,310
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(E)	121	115
New Residential Mortgage Loan Trust, Ser 2017-5A, Cl A1
6.638%, ICE LIBOR USD 1 Month + 1.500%, 06/25/2057(A)(E)	1,002	981
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057(A)(E)	321	300
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1A
4.000%, 12/25/2057(A)(E)	469	442
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl A1M
6.038%, ICE LIBOR USD 1 Month + 0.900%, 01/25/2048(A)(E)	1,081	1,049
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl A1S
5.888%, ICE LIBOR USD 1 Month + 0.750%, 01/25/2048(A)(E)	1,748	1,693
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl B1
6.188%, ICE LIBOR USD 1 Month + 1.050%, 01/25/2048(A)(E)	1,874	1,812
New Residential Mortgage Loan Trust, Ser 2020-NQM1, Cl A1
2.464%, 01/26/2060(A)(E)	69	63

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2020-NQM2, Cl A1
1.650%, 05/24/2060(A)(E)	$32	$30
New Residential Mortgage Loan Trust, Ser 2021-NQ2R, Cl A1
0.941%, 10/25/2058(A)(E)	54	48
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(E)	249	205
Oaktown Re VII, Ser 2021-2, Cl M1A
6.573%, SOFR30A + 1.600%, 04/25/2034(A)(E)	1,000	993
OBX Trust, Ser 2018-1, Cl A2
5.788%, ICE LIBOR USD 1 Month + 0.650%, 06/25/2057(A)(E)	760	717
OBX Trust, Ser 2020-INV1, Cl A11
5.920%, ICE LIBOR USD 1 Month + 0.900%, 12/25/2049(A)(E)	338	313
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(E)	1,427	1,138
OPG Trust, Ser 2021-PORT, Cl D
6.238%, ICE LIBOR USD 1 Month + 1.131%, 10/15/2036(A)(E)	666	626
PKHL Commercial Mortgage Trust, Ser 2021-MF, Cl F
8.458%, ICE LIBOR USD 1 Month + 3.350%, 07/15/2038(A)(E)	400	369
PRPM LLC, Ser 2021-RPL1, Cl A1
1.319%, 07/25/2051(E)(F)	84	74
Radnor Re, Ser 2021-1, Cl M1B
6.673%, SOFR30A + 1.700%, 12/27/2033(A)(E)	1,520	1,517
Residential Asset Securitization Trust, Ser 2007-A8, Cl 3A1
6.237%, 08/25/2023(A)	419	194
Residential Mortgage Loan Trust, Ser 2020-1, Cl A1
2.376%, 01/26/2060(A)(E)	21	20
Sequoia Mortgage Trust, Ser 2002-10, Cl 1A
5.948%, ICE LIBOR USD 1 Month + 0.800%, 10/20/2027(A)	717	688
Sequoia Mortgage Trust, Ser 2002-9, Cl 1A
5.848%, ICE LIBOR USD 1 Month + 0.700%, 09/20/2032(A)	268	254
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
5.688%, ICE LIBOR USD 1 Month + 0.540%, 01/20/2035(A)	1,263	1,135
Sequoia Mortgage Trust, Ser 2004-3, Cl A
5.911%, ICE LIBOR USD 6 Month + 0.500%, 05/20/2034(A)	188	187
Sequoia Mortgage Trust, Ser 2004-5, Cl A1
4.904%, 06/20/2034(A)	729	648

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
SG Residential Mortgage Trust, Ser 2019-3, Cl A3
3.082%, 09/25/2059(A)(E)	$1,759	$1,698
SG Residential Mortgage Trust, Ser 2021-1, Cl A1
1.160%, 07/25/2061(A)(E)	264	209
SG Residential Mortgage Trust, Ser 2021-2, Cl A1
1.737%, 12/25/2061(A)(E)	1,662	1,341
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(E)	96	83
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(E)	8	8
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(E)	409	377
Starwood Mortgage Residential Trust, Ser 2021-2, Cl A1
0.943%, 05/25/2065(A)(E)	48	43
Starwood Mortgage Residential Trust, Ser 2021-3, Cl A1
1.127%, 06/25/2056(A)(E)	155	126
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, Cl A
5.508%, ICE LIBOR USD 1 Month + 0.370%, 07/25/2034(A)	730	718
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-7, Cl 1A3
4.671%, 04/25/2035(A)	568	531
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
3.869%, 04/25/2045(A)	698	658
Toorak Mortgage, Ser 2021-INV1, Cl A1
1.153%, 07/25/2056(A)(E)	1,431	1,211
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056(A)(E)	45	44
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057(A)(E)	33	32
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057(A)(E)	650	615
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
4.455%, ICE LIBOR USD 1 Month + 0.600%, 02/25/2057(A)(E)	476	474
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057(A)(E)	141	134

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2018-3, Cl A1
3.750%, 05/25/2058(A)(E)	$664	$632
Towd Point Mortgage Trust, Ser 2018-4, Cl A1
3.000%, 06/25/2058(A)(E)	889	820
Towd Point Mortgage Trust, Ser 2019-HY1, Cl A1
6.138%, ICE LIBOR USD 1 Month + 1.000%, 10/25/2048(A)(E)	1,509	1,496
Towd Point Mortgage Trust, Ser 2019-HY2, Cl M2
7.038%, ICE LIBOR USD 1 Month + 1.900%, 05/25/2058(A)(E)	3,000	2,927
Towd Point Mortgage Trust, Ser 2021-SJ2, Cl A1A
2.250%, 12/25/2061(A)(E)	1,151	1,056
VASA Trust, Ser 2021-VASA, Cl B
6.357%, ICE LIBOR USD 1 Month + 1.250%, 07/15/2039(A)(E)	2,000	1,833
Velocity Commercial Capital Loan Trust, Ser 2020-1, Cl AFX
2.610%, 02/25/2050(A)(E)	684	602
Velocity Commercial Capital Loan Trust, Ser 2021-1, Cl A
1.400%, 05/25/2051(A)(E)	711	582
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(E)(F)	21	20
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(E)	28	27
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060(E)(F)	12	11
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065(E)(F)	25	23
Verus Securitization Trust, Ser 2020-5, Cl A1
1.218%, 05/25/2065(E)(F)	626	566
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066(A)(E)	168	142
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(E)	819	698
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(E)	100	86
Verus Securitization Trust, Ser 2021-4, Cl A1
0.938%, 07/25/2066(A)(E)	133	105
Verus Securitization Trust, Ser 2021-4, Cl A2
1.247%, 07/25/2066(A)(E)	680	542
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(E)	100	89
Verus Securitization Trust, Ser 2021-R2, Cl A1
0.918%, 02/25/2064(A)(E)	825	713

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(E)	$82	$72
Verus Securitization Trust, Ser 2022-5, Cl A1
3.800%, 04/25/2067(E)(F)	706	660
Verus Securitization Trust, Ser 2023-1, Cl A1
5.850%, 12/25/2067(E)(F)	963	962
Verus Securitization Trust, Ser 2023-3, Cl A1
5.930%, 03/25/2068(E)(F)	982	982
Visio Trust, Ser 2020-1R, Cl A2
1.567%, 11/25/2055(E)	408	368
Visio Trust, Ser 2021-1R, Cl A1
1.280%, 05/25/2056(E)	1,098	998
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
4.229%, 10/25/2033(A)	552	519
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
3.868%, 08/25/2033(A)	554	512
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.155%, 09/25/2033(A)	570	527
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
4.281%, 03/25/2034(A)	1,081	1,059
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
4.190%, 10/25/2034(A)	357	326
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
4.199%, 01/25/2035(A)	897	816
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
5.143%, 12 Month Treas Avg + 1.400%, 04/25/2044(A)	1,252	1,204
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR9, Cl A7
3.939%, 08/25/2034(A)	1,397	1,322
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 1A
5.000%, 07/25/2034	34	33
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, Cl 1A2
3.615%, 07/25/2034(A)	120	124
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
4.517%, 10/25/2034(A)	578	547

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WMRK Commercial Mortgage Trust, Ser 2022-WMRK, Cl A
7.848%, TSFR1M + 2.789%, 11/15/2027(A)(E)	$1,000	$1,000

		161,326
Total Mortgage-Backed Securities
(Cost $175,566) ($ Thousands)		165,745

ASSET-BACKED SECURITIES — 24.7%
Automotive — 5.5%

American Credit Acceptance Receivables Trust, Ser 2021-3, Cl E
2.560%, 11/15/2027 (E)	1,000	913
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl A
2.660%, 02/13/2026 (E)	116	115
American Credit Acceptance Receivables Trust, Ser 2023-1, Cl A
5.450%, 09/14/2026 (E)	93	93
American Credit Acceptance Receivables Trust, Ser 2023-2, Cl A
5.890%, 10/13/2026 (E)	75	75
AmeriCredit Automobile Receivables Trust, Ser 2019-3, Cl C
2.320%, 07/18/2025	96	95
AmeriCredit Automobile Receivables Trust, Ser 2020-1, Cl C
1.590%, 10/20/2025	475	465
AmeriCredit Automobile Receivables Trust, Ser 2020-2, Cl C
1.480%, 02/18/2026	550	529
AmeriCredit Automobile Receivables Trust, Ser 2020-3, Cl C
1.060%, 08/18/2026	300	283
AmeriCredit Automobile Receivables Trust, Ser 2021-1, Cl B
0.680%, 10/19/2026	200	192
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A3
2.450%, 11/18/2026	275	265
Americredit Automobile Receivables Trust, Ser 2023-1, Cl A2A
5.840%, 10/19/2026	225	225
ARI Fleet Lease Trust, Ser 2019-A, Cl A3
2.530%, 11/15/2027 (E)	284	280
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (E)	238	236
ARI Fleet Lease Trust, Ser 2022-A, Cl A2
3.120%, 01/15/2031 (E)	301	296

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Arivo Acceptance Auto Loan Receivables Trust, Ser 2021-1A, Cl A
1.190%, 01/15/2027 (E)	$201	$195
Avis Budget Rental Car Funding AESOP LLC, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (E)	2,000	1,830
BMW Vehicle Owner Trust, Ser 2019-A, Cl A4
1.950%, 01/26/2026	99	98
Capital One Prime Auto Receivables Trust, Ser 2023-1, Cl A2
5.200%, 05/15/2026	95	95
Carmax Auto Owner Trust, Ser 2023-2, Cl A2A
5.500%, 06/15/2026	160	159
Carvana Auto Receivables Trust, Ser 2021-N1, Cl A
0.700%, 01/10/2028	92	87
Carvana Auto Receivables Trust, Ser 2021-N2, Cl B
0.750%, 03/10/2028	43	40
Carvana Auto Receivables Trust, Ser 2021-N3, Cl B
0.660%, 06/12/2028	119	108
Carvana Auto Receivables Trust, Ser 2021-P3, Cl A2
0.380%, 01/10/2025	5	5
CFMT LLC, Ser 2021-AL1, Cl B
1.390%, 09/22/2031 (E)	202	193
Chesapeake Funding II LLC, Ser 2023-1A, Cl A1
5.650%, 05/15/2035 (E)	210	209
CPS Auto Receivables Trust, Ser 2022-A, Cl A
0.980%, 04/16/2029 (E)	34	34
CPS Auto Receivables Trust, Ser 2023-B, Cl A
5.910%, 08/16/2027 (E)	224	224
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/2030 (E)	250	243
DT Auto Owner Trust, Ser 2021-2A, Cl B
0.810%, 01/15/2027 (E)	84	83
DT Auto Owner Trust, Ser 2023-1A, Cl A
5.480%, 04/15/2027 (E)	146	145
DT Auto Owner Trust, Ser 2023-2A, Cl A
5.880%, 04/15/2027 (E)	169	169
Enterprise Fleet Financing LLC, Ser 2020-1, Cl A2
1.780%, 12/22/2025 (E)	2	2
Enterprise Fleet Financing LLC, Ser 2020-2, Cl A2
0.610%, 07/20/2026 (E)	177	174

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC, Ser 2023-1, Cl A1
5.330%, 03/20/2024 (E)	$57	$57
Enterprise Fleet Financing LLC, Ser 2023-2, Cl A1
5.793%, 06/20/2024 (E)	228	228
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A2
0.440%, 12/21/2026 (E)	87	85
Exeter Automobile Receivables Trust, Ser 2021-2A, Cl D
1.400%, 04/15/2027	1,000	927
Exeter Automobile Receivables Trust, Ser 2022-4A, Cl A3
4.330%, 02/17/2026	250	249
Exeter Automobile Receivables Trust, Ser 2022-5A, Cl A2
5.290%, 01/15/2025	93	93
Exeter Automobile Receivables Trust, Ser 2022-6A, Cl A2
5.730%, 11/17/2025	214	213
Exeter Automobile Receivables Trust, Ser 2023-1A, Cl A2
5.610%, 06/16/2025	45	45
Exeter Automobile Receivables Trust, Ser 2023-2A, Cl A2
5.870%, 11/17/2025	115	115
Exeter Automobile Receivables Trust, Ser 2023-2A, Cl A3
5.600%, 08/17/2026	100	100
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026 (E)	72	68
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/2026 (E)	36	36
First Investors Auto Owner Trust, Ser 2021-1A, Cl C
1.170%, 03/15/2027 (E)	610	578
Flagship Credit Auto Trust, Ser 2021-2, Cl A
0.370%, 12/15/2026 (E)	46	45
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (E)	215	207
Flagship Credit Auto Trust, Ser 2021-3, Cl A
0.360%, 07/15/2027 (E)	63	62
Flagship Credit Auto Trust, Ser 2023-2, Cl A2
5.760%, 04/15/2027 (E)	190	189
Ford Credit Auto Lease Trust, Ser 2021-B, Cl B
0.660%, 01/15/2025	150	145
Ford Credit Auto Owner Trust, Ser 2020-A, Cl B
2.050%, 09/15/2025	135	132

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2022-D, Cl A3
5.270%, 05/17/2027	$2,000	$2,006
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A3
0.810%, 05/15/2026 (E)	63	61
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (E)	27	27
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl D
1.680%, 01/15/2027 (E)	1,500	1,407
GLS Auto Receivables Issuer Trust, Ser 2021-2A, Cl B
0.770%, 09/15/2025 (E)	66	65
GLS Auto Receivables Issuer Trust, Ser 2023-1A, Cl A2
5.980%, 08/17/2026 (E)	125	125
GLS Auto Receivables Issuer Trust, Ser 2023-2A, Cl A2
5.700%, 01/15/2027 (E)	165	164
GM Financial Automobile Leasing Trust, Ser 2021-1, Cl C
0.700%, 02/20/2025	180	179
GM Financial Automobile Leasing Trust, Ser 2022-1, Cl A4
1.960%, 02/20/2026	100	96
GM Financial Automobile Leasing Trust, Ser 2022-2, Cl A2
2.930%, 10/21/2024	101	100
GM Financial Automobile Leasing Trust, Ser 2023-1, Cl A2A
5.270%, 06/20/2025	55	55
GM Financial Automobile Leasing Trust, Ser 2023-2, Cl A1
5.452%, 05/20/2024	115	115
GM Financial Automobile Leasing Trust, Ser 2023-2, Cl A2A
5.440%, 10/20/2025	575	574
GM Financial Consumer Automobile Receivables Trust, Ser 2023-2, Cl A1
5.186%, 04/16/2024	141	141
Hertz Vehicle Financing LLC, Ser 2021-1A, Cl B
1.560%, 12/26/2025 (E)	1,530	1,428
Honda Auto Receivables Owner Trust, Ser 2020-1, Cl A4
1.630%, 10/21/2026	300	299
Honda Auto Receivables Owner Trust, Ser 2023-2, Cl A2
5.410%, 04/15/2026	275	275

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Hyundai Auto Lease Securitization Trust, Ser 2021-B, Cl A3
0.330%, 06/17/2024 (E)	$96	$96
Hyundai Auto Lease Securitization Trust, Ser 2021-B, Cl A4
0.380%, 08/15/2025 (E)	100	98
Hyundai Auto Lease Securitization Trust, Ser 2021-C, Cl A4
0.480%, 09/15/2025 (E)	230	222
Hyundai Auto Lease Securitization Trust, Ser 2023-B, Cl A2A
5.470%, 09/15/2025 (E)	100	100
Hyundai Auto Receivables Trust, Ser 2020-B, Cl B
0.940%, 12/15/2025	125	119
Hyundai Auto Receivables Trust, Ser 2021-A, Cl A3
0.380%, 09/15/2025	473	460
JPMorgan Chase Bank - CACLN, Ser 2020-2, Cl B
0.840%, 02/25/2028 (E)	33	32
JPMorgan Chase Bank - CACLN, Ser 2021-2, Cl C
0.969%, 12/26/2028 (E)	302	290
JPMorgan Chase Bank - CACLN, Ser 2021-3, Cl D
1.009%, 02/26/2029 (E)	772	726
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026 (E)	144	140
Lendbuzz Securitization Trust, Ser 2021-1A, Cl A
1.460%, 06/15/2026 (E)	190	182
Lendbuzz Securitization Trust, Ser 2023-1A, Cl A1
5.383%, 03/15/2024 (E)	50	50
Lendbuzz Securitization Trust, Ser 2023-2A, Cl A1
5.835%, 05/15/2024 (E)	130	130
Mercedes-Benz Auto Lease Trust, Ser 2023-A, Cl A2
5.240%, 11/17/2025	150	149
Nissan Auto Receivables Owner Trust, Ser 2023-A, Cl A2A
5.340%, 02/17/2026	105	105
Porsche Financial Auto Securitization Trust, Ser 2023-1A, Cl A1
5.365%, 05/22/2024 (E)	233	233
Santander Bank - SBCLN, Ser 2021-1A, Cl B
1.833%, 12/15/2031 (E)	231	223
Santander Bank Auto Credit-Linked Notes, Ser 2022-C, Cl B
6.451%, 12/15/2032 (E)	791	788

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2020-1, Cl C
4.110%, 12/15/2025	$177	$176
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl C
1.010%, 01/15/2026	200	199
Santander Drive Auto Receivables Trust, Ser 2021-3, Cl B
0.600%, 12/15/2025	14	14
Santander Drive Auto Receivables Trust, Ser 2021-3, Cl D
1.330%, 09/15/2027	1,425	1,330
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A3
4.110%, 08/17/2026	100	99
Santander Drive Auto Receivables Trust, Ser 2023-2, Cl A2
5.870%, 03/16/2026	1,650	1,648
Toyota Auto Receivables Owner Trust, Ser 2023-B, Cl A2A
5.280%, 05/15/2026	115	115
Toyota Lease Owner Trust, Ser 2023-A, Cl A1
5.388%, 04/22/2024 (E)	50	50
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl A
3.300%, 02/18/2025 (E)	35	35
Tricolor Auto Securitization Trust, Ser 2023-1A, Cl A
6.480%, 08/17/2026 (E)	89	89
United Auto Credit Securitization Trust, Ser 2023-1, Cl A
5.570%, 07/10/2025 (E)	62	62
Volkswagen Auto Loan Enhanced Trust, Ser 2021-1, Cl A3
1.020%, 06/22/2026	2,000	1,919
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl B
0.640%, 03/16/2026 (E)	96	95
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl A2A
0.320%, 04/15/2025 (E)	9	9
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl B
0.620%, 07/15/2026 (E)	140	137
Westlake Automobile Receivables Trust, Ser 2023-2A, Cl A2A
5.870%, 07/15/2026 (E)	150	150
World Omni Auto Receivables Trust, Ser 2020-C, Cl A4
0.610%, 10/15/2026	136	128
World Omni Automobile Lease Securitization Trust, Ser 2023-A, Cl A2A
5.470%, 11/17/2025	125	125

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
World Omni Select Auto Trust, Ser 2023-A, Cl A2A
5.920%, 03/15/2027	$150	$150
		29,519

Mortgage Related Securities — 0.7%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
5.059%, ICE LIBOR USD 1 Month + 0.680%, 01/25/2035 (A)	14	14
ACE Securities Home Equity Loan Trust, Ser 2005-SD1, Cl M2
7.013%, ICE LIBOR USD 1 Month + 1.875%, 11/25/2050 (A)	495	515
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl M1
6.038%, ICE LIBOR USD 1 Month + 0.900%, 09/25/2034 (A)	730	724
BRAVO Residential Funding Trust, Ser 2021-HE1, Cl A1
5.723%, SOFR30A + 0.750%, 01/25/2070 (A)(E)	1,628	1,613
BRAVO Residential Funding Trust, Ser 2021-HE2, Cl A3
6.023%, SOFR30A + 1.050%, 11/25/2069 (A)(E)	960	941
		3,807

Other Asset-Backed Securities — 18.5%

Affirm Asset Securitization Trust, Ser 2020-Z1, Cl A
3.460%, 10/15/2024 (E)	6	6
Affirm Asset Securitization Trust, Ser 2020-Z2, Cl A
1.900%, 01/15/2025 (E)	19	19
Affirm Asset Securitization Trust, Ser 2021-B, Cl A
1.030%, 08/17/2026 (E)	260	251
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025 (E)	64	62
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026 (E)	65	63
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027 (E)	63	62
Aligned Data Centers Issuer LLC, Ser 2021-1A, Cl A2
1.937%, 08/15/2046 (E)	700	617

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Allegro CLO V, Ser 2021-1A, Cl AR
6.210%, ICE LIBOR USD 3 Month + 0.950%, 10/16/2030 (A)(E)	$947	$929
Allegro CLO VII, Ser 2018-1A, Cl D
8.110%, ICE LIBOR USD 3 Month + 2.850%, 06/13/2031 (A)(E)	400	360
AMMC CLO XI, Ser 2018-11A, Cl BR2
6.899%, ICE LIBOR USD 3 Month + 1.600%, 04/30/2031 (A)(E)	1,000	975
AMMC CLO XI, Ser 2018-11A, Cl CR2
7.199%, ICE LIBOR USD 3 Month + 1.900%, 04/30/2031 (A)(E)	700	660
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, Cl A2
0.750%, 11/20/2026 (E)	100	97
Amur Equipment Finance Receivables VIII LLC, Ser 2020-1A, Cl B
2.500%, 03/20/2026 (E)	30	30
Anchorage Capital CLO, Ser 2018-5RA, Cl A
6.250%, ICE LIBOR USD 3 Month + 0.990%, 01/15/2030 (A)(E)	969	962
Apidos CLO XII, Ser 2018-12A, Cl AR
6.340%, ICE LIBOR USD 3 Month + 1.080%, 04/15/2031 (A)(E)	725	716
Apidos CLO XV, Ser 2018-15A, Cl A1RR
6.260%, ICE LIBOR USD 3 Month + 1.010%, 04/20/2031 (A)(E)	410	405
Apidos CLO XVIII, Ser 2018-18A, Cl A1
6.413%, ICE LIBOR USD 3 Month + 1.140%, 10/22/2030 (A)(E)	750	742
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (E)	111	99
Ares XXXIIR CLO, Ser 2018-32RA, Cl A1B
6.521%, ICE LIBOR USD 3 Month + 1.200%, 05/15/2030 (A)(E)	725	702
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl A2
1.230%, 05/15/2026 (E)	68	66
Atrium XIII, Ser 2017-13A, Cl B
6.773%, ICE LIBOR USD 3 Month + 1.500%, 11/21/2030 (A)(E)	700	680
Avant Loans Funding Trust, Ser 2021-REV1, Cl A
1.210%, 07/15/2030 (E)	195	191
Bain Capital Credit CLO, Ser 2018-1A, Cl A1
6.233%, ICE LIBOR USD 3 Month + 0.960%, 04/23/2031 (A)(E)	450	445
Ballyrock CLO, Ser 2018-1A, Cl A1
6.250%, ICE LIBOR USD 3 Month + 1.000%, 04/20/2031 (A)(E)	735	728
Beacon Container Finance II LLC, Ser 2021-1A, Cl A
2.250%, 10/22/2046 (E)	673	586

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO XII, Ser 2021-12A, Cl A1R
6.210%, ICE LIBOR USD 3 Month + 0.950%, 10/15/2030 (A)(E)	$401	$396
BHG Securitization Trust, Ser 2022-A, Cl A
1.710%, 02/20/2035 (E)	227	217
BHG Securitization Trust, Ser 2022-B, Cl A
3.750%, 06/18/2035 (E)	161	158
BlueMountain CLO XXIII, Ser 2018-23A, Cl C
7.400%, ICE LIBOR USD 3 Month + 2.150%, 10/20/2031 (A)(E)	800	767
BlueMountain Fuji US CLO II, Ser 2017-2A, Cl C
8.250%, ICE LIBOR USD 3 Month + 3.000%, 10/20/2030 (A)(E)	400	340
BRE Grand Islander Timeshare Issuer LLC, Ser 2017-1A, Cl A
2.940%, 05/25/2029 (E)	1,455	1,412
BRE Grand Islander Timeshare Issuer LLC, Ser 2019-A, Cl A
3.280%, 09/26/2033 (E)	685	648
BSPRT Issuer, Ser 2022-FL8, Cl A
6.372%, SOFR30A + 1.500%, 02/15/2037 (A)(E)	275	269
Carlyle Global Market Strategies CLO, Ser 2018-2RA, Cl A2
6.646%, ICE LIBOR USD 3 Month + 1.325%, 05/15/2031 (A)(E)	1,000	979
Carlyle Global Market Strategies CLO, Ser 2021-1A, Cl AR3
6.230%, ICE LIBOR USD 3 Month + 0.980%, 07/20/2031 (A)(E)	296	292
Carlyle US CLO, Ser 2021-2A, Cl A1R
6.300%, ICE LIBOR USD 3 Month + 1.050%, 07/20/2031 (A)(E)	1,450	1,433
Carlyle US CLO, Ser 2021-3A, Cl BR
7.250%, ICE LIBOR USD 3 Month + 2.000%, 07/20/2029 (A)(E)	500	475
CARS-DB4 LP, Ser 2020-1A, Cl B1
4.170%, 02/15/2050 (E)	400	373
Catskill Park CLO, Ser 2017-1A, Cl A1B
6.600%, ICE LIBOR USD 3 Month + 1.350%, 04/20/2029 (A)(E)	1,000	983
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (E)	24	23
Cedar Funding X CLO, Ser 2021-10A, Cl CR
7.300%, ICE LIBOR USD 3 Month + 2.050%, 10/20/2032 (A)(E)	450	433
CIFC Funding, Ser 2017-5A, Cl B
7.110%, ICE LIBOR USD 3 Month + 1.850%, 11/16/2030 (A)(E)	500	478

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ser 2018-3A, Cl AR
6.135%, ICE LIBOR USD 3 Month + 0.870%, 04/19/2029 (A)(E)	$747	$739
CIFC Funding, Ser 2018-4A, Cl A1
6.410%, ICE LIBOR USD 3 Month + 1.150%, 10/17/2031 (A)(E)	700	688
CIFC Funding, Ser 2021-1A, Cl AR
6.350%, ICE LIBOR USD 3 Month + 1.100%, 04/20/2032 (A)(E)	1,000	986
CNH Equipment Trust, Ser 2020-A, Cl A4
1.510%, 04/15/2027	200	194
CNH Equipment Trust, Ser 2023-A, Cl A2
5.340%, 09/15/2026	70	70
Crown City CLO IV, Ser 2022-4A, Cl D
12.949%, TSFR3M + 7.900%, 10/20/2033 (A)(E)	500	471
DB Master Finance LLC, Ser 2019-1A, Cl A2II
4.021%, 05/20/2049 (E)	361	340
Dell Equipment Finance Trust, Ser 2021-2, Cl A3
0.530%, 12/22/2026 (E)	150	146
Dell Equipment Finance Trust, Ser 2023-1, Cl A2
5.650%, 09/22/2028 (E)	1,490	1,485
Denali Capital CLO XI, Ser 2018-1A, Cl A2RR
6.900%, ICE LIBOR USD 3 Month + 1.650%, 10/20/2028 (A)(E)	1,000	995
Dext ABS LLC, Ser 2021-1, Cl A
1.120%, 02/15/2028 (E)	76	73
Diamond Infrastructure Funding LLC, Ser 2021-1A, Cl C
3.475%, 04/15/2049 (E)	400	349
DLLAD LLC, Ser 2021-1A, Cl A3
0.640%, 09/21/2026 (E)	300	283
DLLAD LLC, Ser 2023-1A, Cl A2
5.190%, 04/20/2026 (E)	50	50
DLLMT LLC, Ser 2023-1A, Cl A1
5.533%, 05/20/2024 (E)	178	178
DLLMT LLC, Ser 2023-1A, Cl A2
5.780%, 11/20/2025 (E)	95	95
DLLST LLC, Ser 2022-1A, Cl A3
3.400%, 01/21/2025 (E)	125	123
Domino's Pizza Master Issuer LLC, Ser 2017-1A, Cl A23
4.118%, 07/25/2047 (E)	1,161	1,087
DRIVEN BRANDS FUNDING LLC, Ser 2019-1A, Cl A2
4.641%, 04/20/2049 (E)	958	901
ECMC Group Student Loan Trust, Ser 2020-3A, Cl A1B
6.138%, ICE LIBOR USD 1 Month + 1.000%, 01/27/2070 (A)(E)	592	577

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Elara HGV Timeshare Issuer LLC, Ser 2017-A, Cl A
2.690%, 03/25/2030 (E)	$305	$295
Elara HGV Timeshare Issuer LLC, Ser 2019-A, Cl A
2.610%, 01/25/2034 (E)	913	851
Elevation CLO, Ser 2017-2A, Cl A1R
6.478%, TSFR3M + 1.492%, 10/15/2029 (A)(E)	587	583
ExteNet LLC, Ser 2019-1A, Cl A2
3.204%, 07/26/2049 (E)	2,000	1,910
FCI Funding LLC, Ser 2021-1A, Cl A
1.130%, 04/15/2033 (E)	29	27
Five Guys Funding LLC, Ser 2017-1A, Cl A2
4.600%, 07/25/2047 (E)	761	741
FNA VII LLC, Ser 2023-1A, Cl A1
6.900%, 04/15/2038 (E)(F)	1,000	993
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (E)	265	258
Goldentree Loan Management US CLO 2, Ser 2021-2A, Cl AR
6.160%, ICE LIBOR USD 3 Month + 0.910%, 11/20/2030 (A)(E)	275	272
GreatAmerica Leasing Receivables, Ser 2023-1, Cl A1
5.519%, 06/14/2024 (E)	155	155
GreatAmerica Leasing Receivables, Ser 2023-1, Cl A2
5.350%, 02/16/2026 (E)	1,100	1,096
Hilton Grand Vacations Trust, Ser 2017-AA, Cl A
2.660%, 12/26/2028 (E)	313	308
Hilton Grand Vacations Trust, Ser 2022-1D, Cl B
4.100%, 06/20/2034 (E)	1,015	963
HPEFS Equipment Trust, Ser 2021-2A, Cl B
0.610%, 09/20/2028 (E)	445	435
Invitation Homes Trust, Ser 2018-SFR4, Cl C
6.508%, ICE LIBOR USD 1 Month + 1.400%, 01/17/2038 (A)(E)	2,000	1,983
ITE Rail Fund Levered, Ser 2021-1A, Cl A
2.250%, 02/28/2051 (E)	546	468
Kentucky Higher Education Student Loan, Ser 2020-1, Cl A1B
6.070%, ICE LIBOR USD 1 Month + 1.050%, 11/25/2050 (A)	1,362	1,373
Kentucky Higher Education Student Loan, Ser 2021-1, Cl A1B
5.918%, ICE LIBOR USD 1 Month + 0.780%, 03/25/2051 (A)	2,469	2,469
KKR CLO 12, Ser 2018-12, Cl AR2A
6.395%, ICE LIBOR USD 3 Month + 1.135%, 10/15/2030 (A)(E)	456	452

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
KKR CLO 20, Ser 2017-20, Cl B
6.810%, ICE LIBOR USD 3 Month + 1.550%, 10/16/2030 (A)(E)	$636	$623
KKR CLO 21, Ser 2018-21, Cl A
6.260%, ICE LIBOR USD 3 Month + 1.000%, 04/15/2031 (A)(E)	580	574
LCM XXIV, Ser 2021-24A, Cl AR
6.230%, ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (A)(E)	244	242
Madison Park Funding XIX, Ser 2020-19A, Cl A2R2
6.773%, ICE LIBOR USD 3 Month + 1.500%, 01/22/2028 (A)(E)	600	592
Madison Park Funding XLI, Ser 2017-12A, Cl DR
8.073%, ICE LIBOR USD 3 Month + 2.800%, 04/22/2027 (A)(E)	500	485
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
6.261%, ICE LIBOR USD 3 Month + 1.000%, 07/21/2030 (A)(E)	243	241
Magnetite XVIII, Ser 2018-18A, Cl BR
6.821%, ICE LIBOR USD 3 Month + 1.500%, 11/15/2028 (A)(E)	1,000	977
Marlette Funding Trust, Ser 2021-3A, Cl A
0.650%, 12/15/2031 (E)	9	9
Marlette Funding Trust, Ser 2022-1A, Cl A
1.360%, 04/15/2032 (E)	79	79
Marlette Funding Trust, Ser 2023-2A, Cl A
6.040%, 06/15/2033 (E)	200	199
MetroNet Infrastructure Issuer LLC, Ser 2022-1A, Cl B
7.460%, 10/20/2052 (E)	400	386
MF1, Ser 2022-FL8, Cl A
6.273%, SOFR30A + 1.350%, 02/19/2037 (A)(E)	250	244
Missouri Higher Education Loan Authority, Ser 2021-1, Cl A1B
5.770%, ICE LIBOR USD 1 Month + 0.750%, 01/25/2061 (A)	775	765
Missouri Higher Education Loan Authority, Ser 2021-2, Cl A1B
5.720%, ICE LIBOR USD 1 Month + 0.700%, 03/25/2061 (A)	2,394	2,353
Mountain View CLO LLC, Ser 2020-1A, Cl AR
6.350%, ICE LIBOR USD 3 Month + 1.090%, 10/16/2029 (A)(E)	744	735
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2A
2.650%, 12/15/2028 (E)	140	140
Navient Private Education Loan Trust, Ser 2017-A, Cl A2A
2.880%, 12/16/2058 (E)	113	111

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2020-IA, Cl A1B
6.107%, ICE LIBOR USD 1 Month + 1.000%, 04/15/2069 (A)(E)	$1,061	$1,042
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/2068 (E)	369	341
Navient Private Education Refi Loan Trust, Ser 2020-HA, Cl A
1.310%, 01/15/2069 (E)	659	601
Navient Student Loan Trust, Ser 2021-1A, Cl A1B
5.738%, ICE LIBOR USD 1 Month + 0.600%, 12/26/2069 (A)(E)	1,046	1,020
Navient Student Loan Trust, Ser 2021-2A, Cl A1B
5.688%, ICE LIBOR USD 1 Month + 0.550%, 02/25/2070 (A)(E)	1,489	1,441
Neuberger Berman Loan Advisers CLO 25, Ser 2021-25A, Cl AR
6.192%, ICE LIBOR USD 3 Month + 0.930%, 10/18/2029 (A)(E)	578	569
Neuberger Berman Loan Advisers CLO 26, Ser 2021-26A, Cl AR
6.182%, ICE LIBOR USD 3 Month + 0.920%, 10/18/2030 (A)(E)	394	389
Neuberger Berman Loan Advisers CLO 31, Ser 2021-31A, Cl AR
6.290%, ICE LIBOR USD 3 Month + 1.040%, 04/20/2031 (A)(E)	1,000	983
New Hampshire Higher Education Loan, Ser 2020-1, Cl A1B
6.338%, ICE LIBOR USD 1 Month + 1.200%, 09/25/2060 (A)	652	644
Nyctl Trust, Ser 2022-A, Cl A
2.100%, 11/10/2034 (E)	122	117
Oxford Finance Funding LLC, Ser 2019-1A, Cl A2
4.459%, 02/15/2027 (E)	148	147
Oxford Finance Funding LLC, Ser 2020-1A, Cl A2
3.101%, 02/15/2028 (E)	547	542
Palmer Square CLO, Ser 2022-3A, Cl A1
6.849%, TSFR3M + 1.800%, 07/20/2035 (A)(E)	1,450	1,438
Palmer Square Loan Funding, Ser 2021-3A, Cl A1
6.050%, ICE LIBOR USD 3 Month + 0.800%, 07/20/2029 (A)(E)	156	154
Palmer Square Loan Funding, Ser 2021-4A, Cl A1
6.060%, ICE LIBOR USD 3 Month + 0.800%, 10/15/2029 (A)(E)	453	447

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
PFS Financing, Ser 2020-E, Cl A
1.000%, 10/15/2025 (E)	$1,000	$981
PFS Financing, Ser 2021-A, Cl A
0.710%, 04/15/2026 (E)	300	286
PFS Financing, Ser 2021-B, Cl A
0.770%, 08/15/2026 (E)	1,000	940
PFS Financing, Ser 2022-C, Cl A
3.890%, 05/15/2027 (E)	1,060	1,028
Prodigy Finance DAC, Ser 2021-1A, Cl A
6.388%, ICE LIBOR USD 1 Month + 1.250%, 07/25/2051 (A)(E)	922	909
ReadyCap Lending Small Business Loan Trust, Ser 2019-2, Cl A
7.750%, Prime Rate + -0.500%, 12/27/2044 (A)(E)	303	290
Saratoga Investment Senior Loan Fund, Ser 2022-1A, Cl D
11.659%, TSFR3M + 6.610%, 10/20/2033 (A)(E)	300	285
SCF Equipment Leasing LLC, Ser 2022-1A, Cl A2
2.060%, 02/22/2028 (E)	173	169
SMB Private Education Loan Trust, Ser 2018-C, Cl A2B
5.857%, ICE LIBOR USD 1 Month + 0.750%, 11/15/2035 (A)(E)	1,312	1,295
SMB Private Education Loan Trust, Ser 2019-B, Cl A2B
6.107%, ICE LIBOR USD 1 Month + 1.000%, 06/15/2037 (A)(E)	755	745
SMB Private Education Loan Trust, Ser 2020-PTA, Cl A2B
5.988%, ICE LIBOR USD 1 Month + 0.850%, 09/15/2054 (A)(E)	2,040	2,003
SMB Private Education Loan Trust, Ser 2020-PTB, Cl A2B
5.988%, ICE LIBOR USD 1 Month + 0.850%, 09/15/2054 (A)(E)	1,964	1,925
SMB Private Education Loan Trust, Ser 2021-A, Cl A2A2
5.837%, ICE LIBOR USD 1 Month + 0.730%, 01/15/2053 (A)(E)	1,914	1,865
SoFi Consumer Loan Program Trust, Ser 2021-1, Cl A
0.490%, 09/25/2030 (E)	15	15
Sound Point CLO XXIII, Ser 2021-2A, Cl X
5.492%, ICE LIBOR USD 3 Month + 0.700%, 07/15/2034 (A)(E)	480	479
STAR Trust, Ser 2021-SFR1, Cl C
6.232%, TSFR1M + 1.164%, 04/17/2038 (A)(E)	1,000	971

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
STAR Trust, Ser 2021-SFR1, Cl D
6.482%, TSFR1M + 1.414%, 04/17/2038 (A)(E)	$1,000	$962
STAR Trust, Ser 2021-SFR2, Cl C
6.708%, ICE LIBOR USD 1 Month + 1.600%, 01/17/2024 (A)(E)	3,000	2,935
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A8
6.138%, ICE LIBOR USD 1 Month + 1.000%, 09/25/2034 (A)	2,286	2,221
Structured Asset Investment Loan Trust, Ser 2004-BNC1, Cl A4
5.960%, ICE LIBOR USD 1 Month + 0.940%, 09/25/2034 (A)	732	702
Symphony Static CLO I, Ser 2021-1A, Cl A
6.085%, ICE LIBOR USD 3 Month + 0.830%, 10/25/2029 (A)(E)	1,152	1,136
TAL Advantage VII LLC, Ser 2020-1A, Cl A
2.050%, 09/20/2045 (E)	720	639
TCI-Flatiron CLO, Ser 2017-1A, Cl B
6.890%, ICE LIBOR USD 3 Month + 1.560%, 11/18/2030 (A)(E)	500	487
TIAA CLO I, Ser 2018-1A, Cl AR
6.450%, ICE LIBOR USD 3 Month + 1.200%, 07/20/2031 (A)(E)	2,000	1,974
TICP CLO IX, Ser 2018-9A, Cl A
6.390%, ICE LIBOR USD 3 Month + 1.140%, 01/20/2031 (A)(E)	722	715
TIF Funding II LLC, Ser 2021-1A, Cl A
1.650%, 02/20/2046 (E)	818	691
Towd Point HE Trust, Ser 2021-HE1, Cl A1
0.918%, 02/25/2063 (A)(E)	794	742
Tricon American Homes Trust, Ser 2017-SFR2, Cl E
4.216%, 01/17/2036 (E)	1,500	1,471
Trimaran Cavu, Ser 2019-1A, Cl D
9.400%, ICE LIBOR USD 3 Month + 4.150%, 07/20/2032 (A)(E)	600	548
Trinity Rail Leasing LLC, Ser 2021-1A, Cl A
2.260%, 07/19/2051 (E)	464	397
Upstart Securitization Trust, Ser 2021-2, Cl A
0.910%, 06/20/2031 (E)	17	17
Upstart Securitization Trust, Ser 2021-4, Cl A
0.840%, 09/20/2031 (E)	88	86
Verizon Owner Trust, Ser 2020-C, Cl B
0.670%, 04/21/2025	750	727
Vibrant CLO VI, Ser 2021-6A, Cl AR
5.913%, ICE LIBOR USD 3 Month + 0.950%, 06/20/2029 (A)(E)	128	126

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2018-3A, Cl A2R
6.662%, ICE LIBOR USD 3 Month + 1.400%, 10/18/2031 (A)(E)	$818	$802
Voya CLO, Ser 2020-2A, Cl A1RR
6.280%, ICE LIBOR USD 3 Month + 1.020%, 04/17/2030 (A)(E)	250	246
VSE VOI Mortgage LLC, Ser 2017-A, Cl A
2.330%, 03/20/2035 (E)	382	370
Westgate Resorts LLC, Ser 2020-1A, Cl A
2.713%, 03/20/2034 (E)	543	529
Westgate Resorts LLC, Ser 2023-1A, Cl B
6.440%, 12/20/2037 (E)	1,000	996
Wingstop Funding LLC, Ser 2020-1A, Cl A2
2.841%, 12/05/2050 (E)	691	601
		98,527

Total Asset-Backed Securities
(Cost $133,292) ($ Thousands)		131,853

CORPORATE OBLIGATIONS — 4.1%
Communication Services — 0.0%
Warnermedia Holdings
6.703%, SOFRINDX + 1.780%, 03/15/2024 (A)	165	165

Consumer Discretionary — 0.7%
Caesars Resort Collection LLC
5.750%, 07/01/2025 (E)	400	402
Ford Motor Credit LLC
6.950%, 03/06/2026	800	802
General Motors Financial
5.660%, U.S. SOFR + 0.620%, 10/15/2024 (A)	600	595
LBM Acquisition LLC
6.250%, 01/15/2029 (E)	1,358	1,075
Nordstrom
2.300%, 04/08/2024	160	153
Specialty Building Products Holdings LLC
6.375%, 09/30/2026 (E)	825	745

		3,772

Consumer Staples — 0.1%
Chobani LLC
7.500%, 04/15/2025 (E)	700	695

Energy — 0.1%
Enbridge
5.738%, SOFRINDX + 0.630%, 02/16/2024 (A)	250	249

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ovintiv
5.650%, 05/15/2025	$175	$175

		424

Financials — 1.4%
American Tower Trust #1
3.652%, 03/23/2028 (E)	315	294
Athene Global Funding
5.810%, SOFRINDX + 0.700%, 05/24/2024 (A)(E)	450	445
Bank of America MTN
5.765%, U.S. SOFR + 0.660%, 02/04/2025 (A)	195	194
Bank of Montreal MTN
0.400%, 09/15/2023	275	271
Blackstone Private Credit Fund
2.350%, 11/22/2024	235	219
Brighthouse Financial Global Funding MTN
5.791%, U.S. SOFR + 0.760%, 04/12/2024 (A)(E)	315	312
Capital One Financial
5.802%, U.S. SOFR + 0.690%, 12/06/2024 (A)	275	269
Citigroup
5.754%, U.S. SOFR + 0.669%, 05/01/2025 (A)	300	299
Deutsche Bank NY
6.327%, U.S. SOFR + 1.219%, 11/16/2027 (A)	325	297
5.605%, U.S. SOFR + 0.500%, 11/08/2023 (A)	400	398
0.962%, 11/08/2023	225	219
HSBC Holdings PLC
5.688%, U.S. SOFR + 0.580%, 11/22/2024 (A)	275	272
JPMorgan Chase
5.947%, U.S. SOFR + 0.885%, 04/22/2027 (A)	475	472
Macquarie Group MTN
5.747%, U.S. SOFR + 0.710%, 10/14/2025 (A)(E)	300	297
Midcap Financial Issuer Trust
5.625%, 01/15/2030 (E)	350	275
NatWest Markets
5.636%, U.S. SOFR + 0.530%, 08/12/2024 (A)(E)	340	338
SBA Tower Trust
6.599%, 01/15/2028 (E)	1,000	1,035
SBA Tower Trust, Ser 2014-2A, Cl C
3.869%, 10/08/2024 (E)	385	374
Societe Generale
6.109%, U.S. SOFR + 1.050%, 01/21/2026 (A)(E)	275	273

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Toronto-Dominion Bank MTN
5.484%, U.S. SOFR + 0.590%, 09/10/2026 (A)	$300	$295
5.467%, U.S. SOFR + 0.355%, 03/04/2024 (A)	150	149
United Wholesale Mortgage LLC
5.500%, 11/15/2025 (E)	350	328
Wells Fargo MTN
1.654%, U.S. SOFR + 1.600%, 06/02/2024 (A)	188	188

		7,513

Health Care — 0.1%
Baxter International
5.551%, SOFRINDX + 0.440%, 11/29/2024 (A)	275	272
Global Medical Response
6.500%, 10/01/2025 (E)	462	312
Syneos Health
3.625%, 01/15/2029 (E)	70	68

		652

Industrials — 0.8%
Allegiant Travel
7.250%, 08/15/2027 (E)	922	915
Boeing
1.950%, 02/01/2024	250	244
Chart Industries
9.500%, 01/01/2031 (E)	435	455
7.500%, 01/01/2030 (E)	448	453
CP Atlas Buyer
7.000%, 12/01/2028 (E)	710	520
DAE Funding LLC MTN
1.550%, 08/01/2024 (E)	205	194
Emerald Debt Merger Sub LLC
6.625%, 12/15/2030 (E)	300	298
Trident TPI Holdings
12.750%, 12/31/2028 (E)	675	690
XPO
7.125%, 06/01/2031 (E)	187	185
6.250%, 06/01/2028 (E)	187	184

		4,138

Information Technology — 0.0%
Cloud Software Group
6.500%, 03/31/2029 (E)	54	48

Materials — 0.4%
Chemours
4.625%, 11/15/2029 (E)	1,100	890
Kobe US Midco 2
9.250%cash/0% PIK, 11/01/2026 (E)	816	563

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Tronox
4.625%, 03/15/2029 (E)	$550	$447
Vulcan Materials
5.800%, 03/01/2026	150	150

		2,050

Real Estate — 0.2%
VICI Properties
4.625%, 06/15/2025 (E)	1,000	965

Utilities — 0.3%
American Electric Power
5.699%, 08/15/2025	151	149
Mississippi Power
5.288%, U.S. SOFR + 0.300%, 06/28/2024 (A)	195	194
Monongahela Power
4.100%, 04/15/2024 (E)	120	117
NextEra Energy Capital Holdings
6.051%, 03/01/2025	60	61
Pacific Gas and Electric
3.250%, 06/15/2023	200	200
3.250%, 02/16/2024	200	196
1.700%, 11/15/2023	125	122
Vistra Operations LLC
5.000%, 07/31/2027 (E)	370	348

		1,387

Total Corporate Obligations
(Cost $23,195) ($ Thousands)		21,809

U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bills
5.776%, 06/27/2023 (H)	2,000	1,993
5.208%, 08/10/2023 (H)	550	544
5.014%, 11/09/2023 (H)	531	518
U.S. Treasury Notes
2.375%, 02/29/2024 (J)	1,250	1,224

Total U.S. Treasury Obligations
(Cost $4,285) ($ Thousands)		4,279

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
FHLB
5.310%, 05/22/2024	1,430	1,423
5.000%, 11/09/2023	185	185
4.875%, 11/07/2023	15	15

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLB DN
4.864%, 08/02/2023(H)	$1,200	$1,190
4.814%, 07/21/2023(H)	684	679
4.805%, 07/14/2023(H)	134	133

Total U.S. Government Agency Obligations
(Cost $3,633) ($ Thousands)		3,625

COMMERCIAL PAPER — 0.1%
Commercial Paper — 0.1%
Societe Generale
5.433%, 01/18/2024 (H)	300	289

Total Commercial Paper
(Cost $290) ($ Thousands)		289

	Shares
CASH EQUIVALENT — 6.3%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	33,741,079	33,741

Total Cash Equivalent
(Cost $33,741) ($ Thousands)		33,741

	Face Amount (Thousands)
REPURCHASE AGREEMENT — 1.3%
BNP Paribas
5.050%, dated 05/31/2023 to be repurchased on 06/01/2023, repurchase price $7,100,996 (collateralized by U.S. Government and Treasury obligations, ranging in par value $1,000 - $5,768,200, 0.000% - 6.500%, 06/15/2023 – 12/01/2052; with total market value $7,240,841) (I)	$7,100	7,100
Total Repurchase Agreement
(Cost $7,100) ($ Thousands)		7,100

Total Investments in Securities — 103.5%
(Cost $571,262) ($ Thousands)		$551,712

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Opportunistic Income Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Short Contracts
U.S. 2-Year Treasury Notes	(21)	Sep-2023	$(4,331)	$(4,322)	$9
U.S. 10-Year Treasury Notes	(29)	Sep-2023	(3,317)	(3,320)	(3)
			$(7,648)	$(7,642)	$6

Percentages are based on Net Assets of $532,975 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Unsettled bank loan. Interest rate may not be available.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Security is in default on interest payment.
(E)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $250,448 ($ Thousands), representing 47.0% of the Net Assets of the Fund.

(F)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(G)	No interest rate available.
(H)	Interest rate represents the security's effective yield at the time of purchase.
(I)	Tri-Party Repurchase Agreement.
(J)	Security, or portion thereof, has been pledged as collateral on Futures contracts. The total market value of such securities as of May 31, 2023 was $118 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Loan Participations	–	175,415	7,856	183,271
Mortgage-Backed Securities	–	165,745	–	165,745
Asset-Backed Securities	–	131,853	–	131,853
Corporate Obligations	–	21,809	–	21,809
U.S. Treasury Obligations	–	4,279	–	4,279
U.S. Government Agency Obligations	–	3,625	–	3,625
Commercial Paper	–	289	–	289
Cash Equivalent	33,741	–	–	33,741
Repurchase Agreement	–	7,100	–	7,100
Total Investments in Securities	33,741	510,115	7,856	551,712

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	9	–	–	9
Unrealized Depreciation	(3)	–	–	(3)
Total Other Financial Instruments	6	–	–	6

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Investments in Loan Participations
Balance as of May 31, 2022	$28,430
Accrued discounts/premiums	(18)
Realized gain/(loss)	(261)
Change in unrealized appreciation/(depreciation)	367
Purchases	575
Sales	(10,341)
Net transfer into Level 3	2,537
Net transfer out of Level 3	(13,433)
Ending Balance as of May 31, 2023(1)	$7,856
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$63

(1) Of the $7,856 ($ Thousands) in Level 3 securities as of May 31, 2023, $— ($ Thousands) or 0.0% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

For the year ended May 31, 2023, transfers in or out of Level 3 were due to the availability or lack of availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$42,196	$367,799	$(376,254)	$—	$—	$33,741	$768	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 42.2%
Agency Mortgage-Backed Obligations — 35.6%
FHLMC
7.500%, 08/01/2030 to 12/01/2036	$157	$162
7.000%, 05/01/2024 to 03/01/2039	46	48
6.500%, 10/01/2031 to 05/01/2053	6,583	6,755
6.000%, 01/01/2028 to 06/01/2053	24,045	24,409
5.500%, 02/01/2035 to 05/01/2053	15,867	15,933
5.000%, 08/01/2033 to 04/01/2053	18,987	18,760
4.500%, 11/01/2025 to 12/01/2052	17,200	16,896
4.000%, 09/01/2032 to 02/01/2053	22,060	21,306
3.500%, 03/01/2033 to 06/01/2052	54,999	51,625
3.000%, 03/01/2031 to 04/01/2052	68,748	62,084
2.500%, 10/01/2031 to 05/01/2052	147,451	127,775
2.000%, 06/01/2040 to 05/01/2052	144,130	121,529
1.500%, 11/01/2040 to 05/01/2051	36,852	29,127
FHLMC ARM
7.040%, ICE LIBOR USD 12 Month + 1.650%, 03/01/2043(A)	190	192
6.282%, ICE LIBOR USD 12 Month + 1.686%, 02/01/2043(A)	313	317
5.516%, ICE LIBOR USD 12 Month + 2.330%, 05/01/2036(A)	26	26
5.497%, ICE LIBOR USD 12 Month + 1.770%, 09/01/2042(A)	193	197
4.796%, ICE LIBOR USD 12 Month + 1.689%, 09/01/2047(A)	1,205	1,223
4.468%, ICE LIBOR USD 12 Month + 1.636%, 04/01/2048(A)	2,463	2,463

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
4.346%, ICE LIBOR USD 12 Month + 1.637%, 09/01/2045(A)	$2,070	$2,110
4.299%, SOFR30A + 2.130%, 07/01/2052(A)	1,212	1,172
4.210%, SOFR30A + 2.303%, 05/01/2053(A)	3,990	3,871
4.193%, ICE LIBOR USD 12 Month + 1.926%, 12/01/2036(A)	39	38
4.119%, SOFR30A + 2.380%, 09/01/2052(A)	735	707
3.990%, SOFR30A + 2.140%, 08/01/2052(A)	1,417	1,345
3.913%, SOFR30A + 2.130%, 07/01/2052(A)	1,024	980
3.845%, ICE LIBOR USD 12 Month + 1.595%, 10/01/2036(A)	10	10
3.828%, ICE LIBOR USD 12 Month + 1.637%, 03/01/2049(A)	1,075	1,068
3.155%, ICE LIBOR USD 12 Month + 1.721%, 01/01/2044(A)	466	473
3.098%, ICE LIBOR USD 12 Month + 1.621%, 02/01/2050(A)	793	757
3.006%, ICE LIBOR USD 12 Month + 1.628%, 11/01/2048(A)	2,782	2,629
2.878%, ICE LIBOR USD 12 Month + 1.619%, 11/01/2047(A)	994	947
2.817%, ICE LIBOR USD 12 Month + 1.640%, 05/01/2049(A)	689	670
2.814%, ICE LIBOR USD 12 Month + 1.646%, 10/01/2043(A)	396	403
2.687%, ICE LIBOR USD 12 Month + 1.611%, 10/01/2043(A)	247	249
2.557%, ICE LIBOR USD 12 Month + 1.606%, 09/01/2043(A)	113	114
2.509%, ICE LIBOR USD 12 Month + 1.631%, 11/01/2043(A)	237	239
2.375%, ICE LIBOR USD 12 Month + 1.635%, 07/01/2043(A)	118	120
2.304%, ICE LIBOR USD 12 Month + 1.642%, 08/01/2043(A)	213	217
2.101%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.285%, 03/01/2047(A)	472	446
FHLMC Multiclass Certificates, Ser 2020-RR02, Cl BX, IO
1.666%, 08/27/2028(A)	2,000	141
FHLMC Multiclass Certificates, Ser 2021-P009, Cl A2
1.878%, 01/25/2031	975	821
FHLMC Multifamily Structured Pass Through Certificates, Ser 151, Cl X1, IO
0.181%, 10/25/2032(A)	18,998	327

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates, Ser 1519, Cl X1, IO
0.597%, 12/25/2035(A)	$15,874	$754
FHLMC Multifamily Structured Pass Through Certificates, Ser 152, Cl X1, IO
0.154%, 11/25/2032(A)	12,998	200
FHLMC Multifamily Structured Pass Through Certificates, Ser 1520, Cl X1, IO
0.472%, 02/25/2036(A)	4,986	200
FHLMC Multifamily Structured Pass Through Certificates, Ser 154, Cl X1, IO
0.353%, 01/25/2033(A)	6,500	200
FHLMC Multifamily Structured Pass Through Certificates, Ser K047, Cl A2
3.329%, 05/25/2025(A)	605	587
FHLMC Multifamily Structured Pass Through Certificates, Ser K091, Cl X1, IO
0.561%, 03/25/2029(A)	3,873	107
FHLMC Multifamily Structured Pass Through Certificates, Ser K093, Cl X1, IO
0.952%, 05/25/2029(A)	3,961	179
FHLMC Multifamily Structured Pass Through Certificates, Ser K094, Cl XAM, IO
1.148%, 06/25/2029(A)	6,800	410
FHLMC Multifamily Structured Pass Through Certificates, Ser K094, Cl X1, IO
0.879%, 06/25/2029(A)	2,979	129
FHLMC Multifamily Structured Pass Through Certificates, Ser K095, Cl XAM, IO
1.240%, 06/25/2029(A)	700	45
FHLMC Multifamily Structured Pass Through Certificates, Ser K101, Cl X1, IO
0.835%, 10/25/2029(A)	1,289	56
FHLMC Multifamily Structured Pass Through Certificates, Ser K133, Cl X1, IO
0.348%, 09/25/2031(A)	15,351	365
FHLMC Multifamily Structured Pass Through Certificates, Ser K142, Cl X1, IO
0.297%, 03/25/2032(A)	6,797	152
FHLMC Multifamily Structured Pass Through Certificates, Ser K143, Cl X1, IO
0.342%, 04/25/2055(A)	6,994	182
FHLMC Multifamily Structured Pass Through Certificates, Ser K145, Cl X1, IO
0.317%, 06/25/2055(A)	7,491	187
FHLMC Multifamily Structured Pass Through Certificates, Ser K147, Cl X1, IO
0.358%, 06/25/2032(A)	9,990	288
FHLMC Multifamily Structured Pass Through Certificates, Ser K149, Cl X1, IO
0.264%, 08/25/2032(A)	10,988	252

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates, Ser K157, Cl A3
3.990%, 08/25/2033(A)	$4,400	$4,219
FHLMC Multifamily Structured Pass Through Certificates, Ser K726, Cl X1, IO
0.904%, 04/25/2024(A)	8,768	48
FHLMC Multifamily Structured Pass Through Certificates, Ser K736, Cl X1, IO
1.286%, 07/25/2026(A)	964	31
FHLMC Multifamily Structured Pass Through Certificates, Ser K737, Cl X1, IO
0.635%, 10/25/2026(A)	8,321	138
FHLMC Multifamily Structured Pass Through Certificates, Ser K741, Cl X1, IO
0.569%, 12/25/2027(A)	2,990	63
FHLMC Multifamily Structured Pass Through Certificates, Ser K742, Cl X1, IO
0.779%, 03/25/2028(A)	6,192	158
FHLMC Multifamily Structured Pass Through Certificates, Ser KC05, Cl X1, IO
1.211%, 06/25/2027(A)	1,519	43
FHLMC Multifamily Structured Pass Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	1,115	1,017
FHLMC Multifamily Structured Pass Through Certificates, Ser KSG2, Cl A2
2.091%, 11/25/2031(A)	1,395	1,172
FHLMC Multifamily Structured Pass Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	1,825	1,734
FHLMC REMIC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	6	6
FHLMC REMIC CMO, Ser 2001-2312, Cl Z
6.500%, 05/15/2031	49	50
FHLMC REMIC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	17	17
FHLMC REMIC CMO, Ser 2003-2671, Cl S
5.395%, 09/15/2033(A)	24	25
FHLMC REMIC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	47	45
FHLMC REMIC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	112	112
FHLMC REMIC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	483	504
FHLMC REMIC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037(B)	2	2
FHLMC REMIC CMO, Ser 2008-3451, Cl SB, IO
0.923%, 05/15/2038(A)	33	2
FHLMC REMIC CMO, Ser 2009-3546, Cl A
3.701%, 02/15/2039(A)	33	33

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2010-3621, Cl SB, IO
1.123%, 01/15/2040(A)	$50	$5
FHLMC REMIC CMO, Ser 2011-3866, Cl SA, IO
0.843%, 05/15/2041(A)	287	16
FHLMC REMIC CMO, Ser 2012-4010, Cl KM
3.000%, 01/15/2042	218	203
FHLMC REMIC CMO, Ser 2012-4030, Cl HS, IO
1.503%, 04/15/2042(A)	27	3
FHLMC REMIC CMO, Ser 2012-4102, Cl TC
2.500%, 09/15/2041	1,017	958
FHLMC REMIC CMO, Ser 2012-4119, Cl IN, IO
3.500%, 10/15/2032	200	18
FHLMC REMIC CMO, Ser 2012-4122, Cl FP
5.507%, ICE LIBOR USD 1 Month + 0.400%, 10/15/2042(A)	888	867
FHLMC REMIC CMO, Ser 2013-4161, Cl BA
2.500%, 12/15/2041	2,326	2,201
FHLMC REMIC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	142	23
FHLMC REMIC CMO, Ser 2013-4205, Cl PA
1.750%, 05/15/2043	575	494
FHLMC REMIC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	502	414
FHLMC REMIC CMO, Ser 2013-4240, Cl FA
5.607%, ICE LIBOR USD 1 Month + 0.500%, 08/15/2043(A)	2,223	2,175
FHLMC REMIC CMO, Ser 2013-4248, Cl FT
5.607%, ICE LIBOR USD 1 Month + 0.500%, 09/15/2043(A)	759	744
FHLMC REMIC CMO, Ser 2015-4446, Cl CP
2.250%, 03/15/2045	1,037	916
FHLMC REMIC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039(C)	183	181
FHLMC REMIC CMO, Ser 2016-4631, Cl FA
5.607%, ICE LIBOR USD 1 Month + 0.500%, 11/15/2046(A)	1,444	1,405
FHLMC REMIC CMO, Ser 2017-4719, Cl LM
3.000%, 09/15/2047	852	776
FHLMC REMIC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	1,323	1,210
FHLMC REMIC CMO, Ser 2018-4793, Cl FD
5.407%, ICE LIBOR USD 1 Month + 0.300%, 06/15/2048(A)	335	321
FHLMC REMIC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	281	247
FHLMC REMIC CMO, Ser 2018-4826, Cl KF
5.407%, ICE LIBOR USD 1 Month + 0.300%, 09/15/2048(A)	696	667
FHLMC REMIC CMO, Ser 2019-4879, Cl BC
3.000%, 04/15/2049	128	116

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2019-4880, Cl DA
3.000%, 05/15/2050	$1,166	$1,071
FHLMC REMIC CMO, Ser 2020-4993, Cl KF
5.588%, ICE LIBOR USD 1 Month + 0.450%, 07/25/2050(A)	6,103	5,833
FHLMC REMIC CMO, Ser 2020-4995, Cl IC, IO
4.500%, 07/25/2050	1,815	293
FHLMC REMIC CMO, Ser 2020-5004, Cl FM
5.488%, ICE LIBOR USD 1 Month + 0.350%, 08/25/2050(A)	1,321	1,261
FHLMC REMIC CMO, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	402	59
FHLMC REMIC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	1,130	178
FHLMC REMIC CMO, Ser 2020-5012, Cl BI, IO
4.000%, 09/25/2050	6,602	1,150
FHLMC REMIC CMO, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	492	74
FHLMC REMIC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	848	113
FHLMC REMIC CMO, Ser 2020-5040, Cl IB, IO
2.500%, 11/25/2050	289	42
FHLMC REMIC CMO, Ser 2020-5059, Cl IB, IO
2.500%, 01/25/2051	1,375	201
FHLMC REMIC CMO, Ser 2021-5069, Cl MI, IO
2.500%, 02/25/2051	544	80
FHLMC REMIC CMO, Ser 2021-5070, Cl DI, IO
4.000%, 02/25/2051	5,815	1,061
FHLMC REMIC CMO, Ser 2021-5085, Cl NI, IO
2.000%, 03/25/2051	1,310	143
FHLMC REMIC CMO, Ser 2021-5091, Cl AB
1.500%, 03/25/2051	2,406	1,943
FHLMC REMIC CMO, Ser 2021-5119, Cl QF
5.015%, SOFR30A + 0.200%, 06/25/2051(A)	1,863	1,770
FHLMC REMIC CMO, Ser 2021-5119, Cl AB
1.500%, 08/25/2049	1,262	1,005
FHLMC REMIC CMO, Ser 2021-5140, Cl NI, IO
2.500%, 05/25/2049	1,615	212
FHLMC REMIC CMO, Ser 2021-5143, Cl GA
2.000%, 06/25/2049	930	772

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2021-5178, Cl TP
2.500%, 04/25/2049	$2,121	$1,845
FHLMC REMIC CMO, Ser 2021-5182, Cl M
2.500%, 05/25/2049	1,310	1,149
FHLMC REMIC CMO, Ser 2022-5200, Cl KQ
3.000%, 09/25/2049	169	155
FHLMC REMIC CMO, Ser 2022-5201, Cl CA
2.500%, 07/25/2048	1,897	1,691
FHLMC REMIC CMO, Ser 2022-5202, Cl LA
2.500%, 05/25/2049	1,912	1,672
FHLMC REMIC CMO, Ser 2022-5203, Cl G
2.500%, 11/25/2048	851	747
FHLMC REMIC CMO, Ser 2022-5217, Cl CD
2.500%, 07/25/2049	1,663	1,501
FHLMC REMIC CMO, Ser 2022-5224, Cl HL
4.000%, 04/25/2052	2,000	1,856
FHLMC REMIC CMO, Ser 2023-5300, Cl C
2.000%, 09/25/2047	2,598	2,381
FHLMC STRIPS CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	1,605	1,474
FHLMC STRIPS CMO, Ser 2012-271, Cl F5
5.607%, ICE LIBOR USD 1 Month + 0.500%, 08/15/2042(A)	755	736
FHLMC STRIPS CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	809	748
FHLMC STRIPS CMO, Ser 2012-272, Cl F1
5.607%, ICE LIBOR USD 1 Month + 0.500%, 08/15/2042(A)	1,185	1,160
FHLMC STRIPS CMO, Ser 2012-280, Cl F1
5.607%, ICE LIBOR USD 1 Month + 0.500%, 09/15/2042(A)	1,221	1,194
FHLMC STRIPS CMO, Ser 2016-353, Cl S1, IO
0.893%, 12/15/2046(A)	464	47
FHLMC STRIPS CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	2,251	2,027
FNMA
8.000%, 01/01/2030 to 06/01/2031	12	12
7.500%, 02/01/2031 to 11/01/2038	73	76
7.000%, 09/01/2026 to 02/01/2053	2,188	2,265
6.500%, 05/01/2027 to 02/01/2053	4,164	4,344
6.000%, 02/01/2032 to 04/01/2053	6,495	6,624
5.500%, 12/01/2033 to 05/01/2053	10,122	10,250
5.000%, 05/01/2034 to 04/01/2053	16,396	16,314
4.870%, 03/01/2033	100	103
4.700%, 03/01/2033	400	406
4.690%, 01/01/2033	100	101
4.580%, 01/01/2033	100	101
4.500%, 08/01/2023 to 01/01/2059	40,667	39,963
4.480%, 05/01/2033	400	400
4.440%, 11/01/2032	200	199
4.420%, 03/01/2033	400	398
4.410%, 12/01/2032	400	398

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
4.370%, 11/01/2032	$400	$397
4.360%, 02/01/2033	400	397
4.270%, 10/01/2032	198	196
4.200%, 01/01/2029	1,665	1,633
4.185%, 07/01/2032	100	98
4.130%, 07/01/2032	100	97
4.060%, 07/01/2032	499	476
4.000%, 01/01/2027 to 06/01/2057	78,750	75,821
3.900%, 08/01/2032	200	188
3.890%, 07/01/2032	1,500	1,407
3.880%, 07/01/2032	99	95
3.860%, 07/01/2032	99	95
3.850%, 08/01/2032	300	280
3.840%, 07/01/2032	200	191
3.830%, 07/01/2032	200	191
3.820%, 07/01/2027	242	235
3.730%, 06/01/2032	100	95
3.670%, 06/01/2032	99	93
3.560%, 07/01/2032	200	187
3.520%, 06/01/2032	100	93
3.500%, 07/01/2031 to 06/01/2052	116,156	108,425
3.450%, 03/01/2029	114	109
3.380%, 05/01/2028	107	102
3.310%, 03/01/2028	1,900	1,805
3.250%, 05/01/2029	116	110
3.200%, 02/01/2029	89	84
3.160%, 05/01/2029	312	292
3.020%, 05/01/2026	1,265	1,202
3.000%, 05/01/2029 to 07/01/2060	268,206	242,069
2.930%, 06/01/2030	170	158
2.810%, 04/01/2025	250	240
2.500%, 03/01/2035 to 09/01/2061	178,453	155,267
2.455%, 04/01/2040	3,020	2,196
2.150%, 02/01/2032(A)	518	437
2.000%, 05/01/2036 to 04/01/2052	360,690	303,499
1.850%, 09/01/2035	1,115	947
1.500%, 10/01/2041 to 07/01/2051	42,867	34,348
FNMA ACES, Ser 2014-M3, Cl X2, IO
0.029%, 01/25/2024(A)	6,694	–
FNMA ACES, Ser 2015-M8, Cl X2, IO
0.060%, 01/25/2025(A)	58,151	64
FNMA ACES, Ser 2016-M11, Cl AL
2.944%, 07/25/2039	120	108
FNMA ACES, Ser 2017-M8, Cl A2
3.061%, 05/25/2027(A)	166	158
FNMA ACES, Ser 2018-M15, Cl 1A2
3.700%, 01/25/2036	600	554
FNMA ACES, Ser 2019-M28, Cl AV
2.232%, 02/25/2027	432	404
FNMA ACES, Ser 2019-M4, Cl A2
3.610%, 02/25/2031	323	305

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA ACES, Ser 2019-M5, Cl A2
3.273%, 02/25/2029	$551	$520
FNMA ACES, Ser 2020-M6, Cl A
2.500%, 10/25/2037	172	150
FNMA ARM
6.954%, ICE LIBOR USD 12 Month + 1.560%, 03/01/2043(A)	26	26
6.129%, ICE LIBOR USD 12 Month + 1.653%, 01/01/2043(A)	115	117
4.655%, SOFR30A + 2.130%, 08/01/2052(A)	2,335	2,291
4.638%, SOFR30A + 2.123%, 08/01/2052(A)	2,262	2,208
4.621%, SOFR30A + 2.125%, 08/01/2052(A)	3,097	3,034
4.533%, SOFR30A + 2.120%, 11/01/2052(A)	1,133	1,112
4.355%, SOFR30A + 2.124%, 07/01/2052(A)	2,670	2,596
4.310%, SOFR30A + 2.125%, 08/01/2052(A)	2,755	2,676
4.249%, SOFR30A + 2.127%, 11/01/2052(A)	1,794	1,750
4.227%, SOFR30A + 2.370%, 09/01/2052(A)	702	679
4.177%, ICE LIBOR USD 12 Month + 1.583%, 01/01/2046(A)	1,243	1,249
4.165%, SOFR30A + 2.120%, 07/01/2052(A)	2,356	2,258
4.152%, SOFR30A + 2.133%, 10/01/2052(A)	5,144	5,003
4.144%, SOFR30A + 2.120%, 09/01/2052(A)	2,185	2,128
4.038%, ICE LIBOR USD 12 Month + 1.579%, 06/01/2045(A)	486	489
3.965%, SOFR30A + 2.120%, 08/01/2052(A)	626	595
3.681%, SOFR30A + 2.370%, 08/01/2052(A)	1,560	1,489
3.288%, ICE LIBOR USD 12 Month + 1.578%, 10/01/2043(A)	542	550
2.979%, ICE LIBOR USD 12 Month + 1.603%, 03/01/2050(A)	2,653	2,576
2.869%, ICE LIBOR USD 12 Month + 1.560%, 12/01/2035(A)	8	8
2.802%, ICE LIBOR USD 12 Month + 1.560%, 06/01/2043(A)	152	155
1.604%, 12/01/2051(A)	636	570
FNMA Interest STRIPS CMO, Ser 2002-323, Cl 16, IO
7.000%, 01/25/2032	77	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Interest STRIPS CMO, Ser 2003-334, Cl 16, IO
6.500%, 02/25/2033	$103	$16
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	280	11
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	319	59
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C17, IO
4.000%, 11/25/2041	321	58
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	268	42
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C1, IO
3.000%, 11/25/2026	324	10
FNMA Interest STRIPS CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	1,100	999
FNMA Interest STRIPS CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	1,571	1,482
FNMA Interest STRIPS CMO, Ser 2018-424, Cl C11, IO
3.500%, 02/25/2048	2,946	570
FNMA REMIC CMO, Ser 1993-149, Cl SH
11.500%, 08/25/2023(A)	–	–
FNMA REMIC CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	1	1
FNMA REMIC CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	5	5
FNMA REMIC CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	8	8
FNMA REMIC CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	32	32
FNMA REMIC CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	47	45
FNMA REMIC CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	9	9
FNMA REMIC CMO, Ser 2003-124, Cl TS
9.800%, 01/25/2034(A)	4	4
FNMA REMIC CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	186	192
FNMA REMIC CMO, Ser 2005-74, Cl CS
5.891%, 05/25/2035(A)	17	18
FNMA REMIC CMO, Ser 2006-104, Cl MI, IO
1.612%, 11/25/2036(A)	126	8
FNMA REMIC CMO, Ser 2006-125, Cl SM, IO
2.062%, 01/25/2037(A)	194	19
FNMA REMIC CMO, Ser 2006-33, Cl LS
7.029%, 05/25/2036(A)	32	37

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2006-46, Cl SW
5.361%, 06/25/2036(A)	$24	$27
FNMA REMIC CMO, Ser 2006-51, Cl SP, IO
1.512%, 03/25/2036(A)	25	1
FNMA REMIC CMO, Ser 2007-64, Cl FA
5.608%, ICE LIBOR USD 1 Month + 0.470%, 07/25/2037(A)	4	4
FNMA REMIC CMO, Ser 2007-68, Cl SC, IO
1.562%, 07/25/2037(A)	77	8
FNMA REMIC CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	6	6
FNMA REMIC CMO, Ser 2009-103, Cl MB
4.407%, 12/25/2039(A)	39	38
FNMA REMIC CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037(B)	390	334
FNMA REMIC CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	914	892
FNMA REMIC CMO, Ser 2010-27, Cl AS, IO
1.342%, 04/25/2040(A)	310	35
FNMA REMIC CMO, Ser 2011-2, Cl WA
5.862%, 02/25/2051(A)	37	38
FNMA REMIC CMO, Ser 2011-75, Cl FA
5.688%, ICE LIBOR USD 1 Month + 0.550%, 08/25/2041(A)	28	28
FNMA REMIC CMO, Ser 2011-96, Cl SA, IO
1.412%, 10/25/2041(A)	653	50
FNMA REMIC CMO, Ser 2012-133, Cl CS, IO
1.012%, 12/25/2042(A)	362	41
FNMA REMIC CMO, Ser 2012-133, Cl JF
5.488%, ICE LIBOR USD 1 Month + 0.350%, 12/25/2042(A)	1,019	990
FNMA REMIC CMO, Ser 2012-134, Cl MS, IO
1.012%, 12/25/2042(A)	153	18
FNMA REMIC CMO, Ser 2012-151, Cl NX
1.500%, 01/25/2043	645	548
FNMA REMIC CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	3	3
FNMA REMIC CMO, Ser 2012-35, Cl SC, IO
1.362%, 04/25/2042(A)	219	24
FNMA REMIC CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	242	254
FNMA REMIC CMO, Ser 2012-74, Cl SA, IO
1.512%, 03/25/2042(A)	280	18
FNMA REMIC CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042(B)	19	17
FNMA REMIC CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042(B)	39	34
FNMA REMIC CMO, Ser 2012-75, Cl NS, IO
1.462%, 07/25/2042(A)	78	9
FNMA REMIC CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043(B)	555	428

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043(B)	$1,186	$906
FNMA REMIC CMO, Ser 2013-11, Cl AP
1.500%, 01/25/2043	2,157	1,917
FNMA REMIC CMO, Ser 2013-124, Cl SB, IO
0.812%, 12/25/2043(A)	284	30
FNMA REMIC CMO, Ser 2013-15, Cl FA
5.488%, ICE LIBOR USD 1 Month + 0.350%, 03/25/2043(A)	1,249	1,216
FNMA REMIC CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	23	1
FNMA REMIC CMO, Ser 2013-43, Cl BP
1.750%, 05/25/2043	724	623
FNMA REMIC CMO, Ser 2013-54, Cl BS, IO
1.012%, 06/25/2043(A)	163	19
FNMA REMIC CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	605	616
FNMA REMIC CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	561	595
FNMA REMIC CMO, Ser 2014-25, Cl EL
3.000%, 05/25/2044	1,134	1,033
FNMA REMIC CMO, Ser 2015-20, Cl EF
5.488%, ICE LIBOR USD 1 Month + 0.350%, 04/25/2045(A)	2,840	2,756
FNMA REMIC CMO, Ser 2015-26, Cl GF
5.438%, ICE LIBOR USD 1 Month + 0.300%, 05/25/2045(A)	1,792	1,741
FNMA REMIC CMO, Ser 2015-32, Cl FA
5.438%, ICE LIBOR USD 1 Month + 0.300%, 05/25/2045(A)	1,084	1,048
FNMA REMIC CMO, Ser 2015-39, Cl LZ
3.000%, 06/25/2045	46	41
FNMA REMIC CMO, Ser 2015-48, Cl FB
5.438%, ICE LIBOR USD 1 Month + 0.300%, 07/25/2045(A)	1,344	1,301
FNMA REMIC CMO, Ser 2015-65, Cl CZ
3.500%, 09/25/2045	524	453
FNMA REMIC CMO, Ser 2015-8, Cl AP
2.000%, 03/25/2045	2,059	1,807
FNMA REMIC CMO, Ser 2015-84, Cl PA
1.700%, 08/25/2033	2,489	2,249
FNMA REMIC CMO, Ser 2016-37, Cl MJ
3.500%, 08/25/2043	90	87
FNMA REMIC CMO, Ser 2016-48, Cl MA
2.000%, 06/25/2038	2,498	2,257
FNMA REMIC CMO, Ser 2016-57, Cl PC
1.750%, 06/25/2046	3,860	3,244
FNMA REMIC CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	776	717
FNMA REMIC CMO, Ser 2017-76, Cl SB, IO
0.962%, 10/25/2057(A)	1,111	125

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2017-78, Cl FC
5.488%, ICE LIBOR USD 1 Month + 0.350%, 10/25/2047(A)	$1,280	$1,235
FNMA REMIC CMO, Ser 2017-85, Cl SC, IO
1.062%, 11/25/2047(A)	355	33
FNMA REMIC CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	1,509	1,407
FNMA REMIC CMO, Ser 2018-38, Cl PA
3.500%, 06/25/2047	664	634
FNMA REMIC CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	1,118	997
FNMA REMIC CMO, Ser 2018-74, Cl AB
3.500%, 10/25/2048	278	260
FNMA REMIC CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	784	692
FNMA REMIC CMO, Ser 2018-85, Cl EA
3.500%, 12/25/2048	970	923
FNMA REMIC CMO, Ser 2018-85, Cl FE
5.438%, ICE LIBOR USD 1 Month + 0.300%, 12/25/2048(A)	2,956	2,864
FNMA REMIC CMO, Ser 2018-86, Cl JA
4.000%, 05/25/2047	103	99
FNMA REMIC CMO, Ser 2019-1, Cl AB
3.500%, 02/25/2049	680	635
FNMA REMIC CMO, Ser 2019-15, Cl FA
5.638%, ICE LIBOR USD 1 Month + 0.500%, 04/25/2049(A)	693	673
FNMA REMIC CMO, Ser 2019-25, Cl PA
3.000%, 05/25/2048	1,601	1,467
FNMA REMIC CMO, Ser 2019-43, Cl FC
5.538%, ICE LIBOR USD 1 Month + 0.400%, 08/25/2049(A)	1,389	1,340
FNMA REMIC CMO, Ser 2019-45, Cl PA
3.000%, 08/25/2049	428	384
FNMA REMIC CMO, Ser 2019-52, Cl PA
3.000%, 09/25/2049	133	116
FNMA REMIC CMO, Ser 2019-67, Cl FB
5.588%, ICE LIBOR USD 1 Month + 0.450%, 11/25/2049(A)	684	662
FNMA REMIC CMO, Ser 2019-79, Cl FA
5.638%, ICE LIBOR USD 1 Month + 0.500%, 01/25/2050(A)	1,936	1,877
FNMA REMIC CMO, Ser 2020-25, Cl BI, IO
3.500%, 01/25/2047	1,525	241
FNMA REMIC CMO, Ser 2020-34, Cl F
5.588%, ICE LIBOR USD 1 Month + 0.450%, 06/25/2050(A)	945	911
FNMA REMIC CMO, Ser 2020-45, Cl JL
3.000%, 07/25/2040	2,197	2,001
FNMA REMIC CMO, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	742	449
FNMA REMIC CMO, Ser 2020-48, Cl DA
2.000%, 07/25/2050	2,978	2,504

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2020-48, Cl AB
2.000%, 07/25/2050	$980	$816
FNMA REMIC CMO, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	785	119
FNMA REMIC CMO, Ser 2020-56, Cl AQ
2.000%, 08/25/2050	1,600	1,255
FNMA REMIC CMO, Ser 2020-64, Cl IB, IO
4.000%, 09/25/2050	2,091	405
FNMA REMIC CMO, Ser 2020-65, Cl DI, IO
4.000%, 09/25/2050	2,579	482
FNMA REMIC CMO, Ser 2020-65, Cl JI, IO
4.000%, 09/25/2050	4,544	808
FNMA REMIC CMO, Ser 2020-65, Cl EI, IO
4.000%, 09/25/2050	3,828	711
FNMA REMIC CMO, Ser 2020-74, Cl EI, IO
2.500%, 10/25/2050	381	60
FNMA REMIC CMO, Ser 2020-89, Cl DI, IO
2.500%, 12/25/2050	2,364	350
FNMA REMIC CMO, Ser 2020-97, Cl AI, IO
2.000%, 01/25/2051	2,398	302
FNMA REMIC CMO, Ser 2021-1, Cl IG, IO
2.500%, 02/25/2051	1,630	270
FNMA REMIC CMO, Ser 2021-27, Cl EC
1.500%, 05/25/2051	4,216	3,371
FNMA REMIC CMO, Ser 2021-3, Cl QI, IO
2.500%, 02/25/2051	2,092	301
FNMA REMIC CMO, Ser 2021-61, Cl KI, IO
2.500%, 04/25/2049	1,526	210
FNMA REMIC CMO, Ser 2021-78, Cl PA
2.500%, 11/25/2051	1,426	1,243
FNMA REMIC CMO, Ser 2021-78, Cl ND
1.500%, 11/25/2051	2,441	2,020
FNMA REMIC CMO, Ser 2022-11, Cl A
2.500%, 07/25/2047	4,224	3,811
FNMA REMIC CMO, Ser 2022-28, Cl CA
2.000%, 01/25/2048	1,574	1,398
FNMA REMIC CMO, Ser 2022-57, Cl BC
4.000%, 09/25/2052	188	180
FNMA TBA
6.500%, 06/15/2053	300	307
6.000%, 08/01/2033 to 07/15/2053	41,600	42,071
5.500%, 06/15/2053	52,138	52,105
5.000%, 06/01/2038	74,066	72,959
4.500%, 06/15/2053	46,706	45,238
4.000%, 06/15/2053	47,014	44,413
3.500%, 06/15/2053	23,580	21,663
3.000%, 06/15/2053	91,232	80,974
2.500%, 06/15/2038 to 06/15/2053	114,770	98,354
2.000%, 06/15/2038 to 06/15/2053	113,388	93,626
GNMA
7.000%, 04/15/2026 to 10/15/2032	300	305
6.500%, 01/15/2024 to 07/15/2035	597	611

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
6.000%, 09/15/2028 to 01/20/2053	$8,260	$8,502
5.500%, 11/20/2052 to 02/20/2053	3,364	3,373
5.000%, 10/15/2039 to 02/20/2053	9,258	9,259
4.700%, 09/20/2061(A)	123	121
4.500%, 01/20/2040 to 09/20/2052	21,646	21,268
4.477%, 01/20/2069(A)	16	15
4.000%, 10/20/2044 to 04/20/2053	21,871	20,974
3.500%, 06/20/2044 to 12/20/2052	26,822	25,114
3.000%, 09/15/2042 to 04/20/2052	56,408	51,054
2.500%, 10/20/2049 to 02/20/2053	44,866	39,131
2.000%, 09/20/2050 to 11/20/2051	17,790	15,093
GNMA ARM
6.500%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.440%, 01/20/2060(A)	246	247
2.625%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.500%, 07/20/2034(A)	3	3
GNMA CMO, Ser 2003-60, Cl GS
3.908%, 05/16/2033(A)	1	1
GNMA CMO, Ser 2005-7, Cl JM
5.488%, 05/18/2034(A)	–	–
GNMA CMO, Ser 2006-16, Cl GS, IO
1.842%, 04/20/2036(A)	223	15
GNMA CMO, Ser 2007-78, Cl SA, IO
1.425%, 12/16/2037(A)	1,592	60
GNMA CMO, Ser 2009-106, Cl KS, IO
1.252%, 11/20/2039(A)	1,539	102
GNMA CMO, Ser 2009-66, Cl XS, IO
1.695%, 07/16/2039(A)	8	–
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	909	931
GNMA CMO, Ser 2009-8, Cl PS, IO
1.195%, 08/16/2038(A)	4	–
GNMA CMO, Ser 2010-4, Cl SL, IO
1.295%, 01/16/2040(A)	47	5
GNMA CMO, Ser 2010-4, Cl NS, IO
1.285%, 01/16/2040(A)	2,256	211
GNMA CMO, Ser 2010-85, Cl HS, IO
1.502%, 01/20/2040(A)	23	–
GNMA CMO, Ser 2010-H10, Cl FC
6.018%, ICE LIBOR USD 1 Month + 1.000%, 05/20/2060(A)	868	868
GNMA CMO, Ser 2010-H26, Cl LF
5.208%, ICE LIBOR USD 1 Month + 0.350%, 08/20/2058(A)	1,316	1,306
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	26	4
GNMA CMO, Ser 2011-H09, Cl AF
5.358%, ICE LIBOR USD 1 Month + 0.500%, 03/20/2061(A)	304	302
GNMA CMO, Ser 2012-124, Cl AS, IO
1.095%, 10/16/2042(A)	312	33

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2012-141, Cl WA
4.518%, 11/16/2041(A)	$282	$277
GNMA CMO, Ser 2012-98, Cl SA, IO
0.995%, 08/16/2042(A)	246	25
GNMA CMO, Ser 2012-H07, Cl KI, IO
1.328%, 03/20/2062(A)	354	24
GNMA CMO, Ser 2013-H01, Cl JA
5.178%, ICE LIBOR USD 1 Month + 0.320%, 01/20/2063(A)	184	182
GNMA CMO, Ser 2013-H01, Cl TA
4.694%, ICE LIBOR USD 1 Month + 0.500%, 01/20/2063(A)	4	4
GNMA CMO, Ser 2014-H04, Cl FB
5.508%, ICE LIBOR USD 1 Month + 0.650%, 02/20/2064(A)	777	774
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	180	32
GNMA CMO, Ser 2016-135, Cl SB, IO
0.995%, 10/16/2046(A)	699	98
GNMA CMO, Ser 2016-84, Cl IG, IO
4.500%, 11/16/2045	91	18
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	747	684
GNMA CMO, Ser 2018-168, Cl PA
4.000%, 08/20/2048	180	173
GNMA CMO, Ser 2018-H06, Cl PF
5.158%, ICE LIBOR USD 1 Month + 0.300%, 02/20/2068(A)	338	334
GNMA CMO, Ser 2018-H07, Cl FD
5.158%, ICE LIBOR USD 1 Month + 0.300%, 05/20/2068(A)	641	638
GNMA CMO, Ser 2019-15, Cl GT
3.500%, 02/20/2049	856	794
GNMA CMO, Ser 2019-18, Cl TP
3.500%, 02/20/2049	96	89
GNMA CMO, Ser 2019-71, Cl PT
3.000%, 06/20/2049	61	56
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	288	259
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	1,020	143
GNMA CMO, Ser 2020-123, Cl IL, IO
2.500%, 08/20/2050	309	43
GNMA CMO, Ser 2020-127, Cl IN, IO
2.500%, 08/20/2050	464	64
GNMA CMO, Ser 2020-129, Cl IE, IO
2.500%, 09/20/2050	401	55
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	1,536	191
GNMA CMO, Ser 2020-160, Cl VI, IO
2.500%, 10/20/2050	481	69

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2020-160, Cl IH, IO
2.500%, 10/20/2050	$328	$45
GNMA CMO, Ser 2020-173, Cl MI, IO
2.500%, 11/20/2050	6,678	872
GNMA CMO, Ser 2020-181, Cl WI, IO
2.000%, 12/20/2050	3,287	353
GNMA CMO, Ser 2020-47, Cl MI, IO
3.500%, 04/20/2050	786	128
GNMA CMO, Ser 2020-47, Cl NI, IO
3.500%, 04/20/2050	288	47
GNMA CMO, Ser 2020-H09, Cl FL
4.340%, ICE LIBOR USD 1 Month + 1.150%, 05/20/2070(A)	876	865
GNMA CMO, Ser 2020-H09, Cl NF
6.108%, ICE LIBOR USD 1 Month + 1.250%, 04/20/2070(A)	225	226
GNMA CMO, Ser 2020-H12, Cl F
4.054%, ICE LIBOR USD 1 Month + 0.500%, 07/20/2070(A)	98	95
GNMA CMO, Ser 2020-H13, Cl FA
4.424%, ICE LIBOR USD 1 Month + 0.450%, 07/20/2070(A)	583	560
GNMA CMO, Ser 2021-115, Cl MI, IO
2.500%, 05/20/2051	499	49
GNMA CMO, Ser 2021-23, Cl MG
1.500%, 02/20/2051	2,815	2,326
GNMA CMO, Ser 2021-27, Cl Q
5.000%, 02/20/2051	1,184	1,164
GNMA CMO, Ser 2021-27, Cl NT
5.000%, 02/20/2051	1,363	1,336
GNMA CMO, Ser 2021-27, Cl BD
5.000%, 02/20/2051	1,185	1,200
GNMA CMO, Ser 2021-27, Cl CW
5.001%, 02/20/2051(A)	843	841
GNMA CMO, Ser 2021-29, Cl AG
5.000%, 02/20/2051	153	155
GNMA CMO, Ser 2021-29, Cl TI, IO
2.500%, 02/20/2051	1,026	178
GNMA CMO, Ser 2021-8, Cl CY
5.000%, 01/20/2051	603	602
GNMA CMO, Ser 2021-8, Cl AQ
5.000%, 01/20/2051	153	158
GNMA CMO, Ser 2021-96, Cl VI, IO
2.500%, 06/20/2051	2,323	306
GNMA CMO, Ser 2022-107, Cl C
2.500%, 06/20/2051	5,533	4,721
GNMA CMO, Ser 2022-189, Cl PT
2.500%, 10/20/2051	1,651	1,376
GNMA CMO, Ser 2022-197, Cl LF
5.631%, SOFR30A + 0.700%, 11/20/2052(A)	4,879	4,853

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2022-205, Cl A
2.000%, 09/20/2051	$2,048	$1,670
GNMA CMO, Ser 2022-31, Cl GH
2.500%, 12/20/2049	3,682	3,271
GNMA CMO, Ser 2022-50, Cl DC
2.500%, 08/20/2051	1,672	1,441
GNMA CMO, Ser 2022-84, Cl A
2.500%, 01/20/2052	12,145	10,427
GNMA TBA
6.000%, 06/15/2053 to 07/15/2053	25,900	26,142
5.000%, 06/15/2040	12,588	12,431
4.500%, 06/01/2039	12,975	12,608
4.000%, 06/15/2053	2,016	1,916
3.500%, 06/15/2053	26,780	24,842
3.000%, 06/15/2053	2,200	1,980
2.500%, 06/15/2053 to 07/15/2053	32,009	28,018
2.000%, 06/15/2053	600	509
GNMA, Ser 103, Cl AD
1.450%, 01/16/2063	1,471	1,145
GNMA, Ser 14, Cl AB
1.340%, 06/16/2063	1,167	905
GNMA, Ser 196, Cl BE
3.000%, 10/16/2064(A)	1,100	832
GNMA, Ser 2012-112, IO
0.130%, 02/16/2053(A)	2,205	6
GNMA, Ser 2012-142, IO
0.194%, 04/16/2054(A)	5,631	20
GNMA, Ser 2012-27, IO
0.268%, 04/16/2053(A)	2,928	9
GNMA, Ser 2013-107, Cl AD
2.842%, 11/16/2047(A)	342	308
GNMA, Ser 2013-163, IO
1.018%, 02/16/2046(A)	1,484	22
GNMA, Ser 2014-186, IO
0.373%, 08/16/2054(A)	1,825	18
GNMA, Ser 2014-47, Cl IA, IO
0.147%, 02/16/2048(A)	356	2
GNMA, Ser 2014-50, IO
0.629%, 09/16/2055(A)	1,708	43
GNMA, Ser 2016-128, IO
0.737%, 09/16/2056(A)	3,585	120
GNMA, Ser 2017-135, Cl AG
2.600%, 08/16/2058	582	504
GNMA, Ser 2017-145, IO
0.506%, 04/16/2057(A)	1,610	47
GNMA, Ser 2017-157, IO
0.503%, 12/16/2059(A)	926	29
GNMA, Ser 2017-190, IO
0.618%, 03/16/2060(A)	1,441	52
GNMA, Ser 2017-8, IO
0.449%, 08/16/2058(A)	1,229	31

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2020-109, Cl AI, IO
0.840%, 05/16/2060(A)	$2,222	$127
GNMA, Ser 2020-184, IO
0.913%, 11/16/2060(A)	2,837	178
GNMA, Ser 2020-41, IO
0.594%, 07/16/2058(A)	513	14
GNMA, Ser 2021-37, IO
0.805%, 01/16/2061(A)	2,874	170
GNMA, Ser 2021-60, IO
0.826%, 05/16/2063(A)	2,277	139
GNMA, Ser 2021-68, IO
0.870%, 10/16/2062(A)	2,728	172
GNMA, Ser 21, Cl AH
1.400%, 06/16/2063	2,195	1,725
GNMA, Ser 210, IO
0.695%, 07/16/2064(A)	1,493	98
GNMA, Ser 216, IO
0.751%, 07/16/2065(A)	1,496	93
GNMA, Ser 220, Cl E
3.000%, 10/16/2064(A)	900	692
GNMA, Ser 3, IO
0.640%, 02/16/2061(A)	1,561	78
GNMA, Ser 3, Cl B
1.850%, 02/16/2061	400	212
GNMA, Ser 4, Cl Z
1.900%, 03/16/2064	205	101
GNMA, Ser 59, IO
0.571%, 02/16/2062(A)	3,429	177
GNMA, Ser 82, Cl Z
2.000%, 02/16/2064	1,326	825

		2,622,354
Non-Agency Mortgage-Backed Obligations — 6.6%
Alen Mortgage Trust, Ser 2021-ACEN, Cl A
6.257%, ICE LIBOR USD 1 Month + 1.150%, 04/15/2034(A)(D)	1,900	1,680
American Home Mortgage Investment Trust, Ser 2005-1, Cl 1A2
5.580%, ICE LIBOR USD 1 Month + 0.560%, 06/25/2045(A)	205	203
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(D)	432	396
Angel Oak Mortgage Trust, Ser 2020-5, Cl A1
1.373%, 05/25/2065(A)(D)	171	157
Angel Oak Mortgage Trust, Ser 2021-6, Cl A1
1.458%, 09/25/2066(A)(D)	1,182	947
Angel Oak Mortgage Trust, Ser 2021-7, Cl A3
2.337%, 10/25/2066(A)(D)	754	618

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust, Ser 2022-2, Cl A1
3.353%, 01/25/2067(A)(D)	$9,065	$8,253
Angel Oak Mortgage Trust, Ser 2022-3, Cl A1
4.000%, 01/25/2067(D)	3,419	3,191
Arbor Multifamily Mortgage Securities Trust, Ser 2021-MF2, Cl B
2.560%, 06/15/2054(A)(D)	1,205	905
AREIT Trust, Ser 2022-CRE6, Cl A
6.164%, SOFR30A + 1.250%, 01/20/2037(A)(D)	1,915	1,865
AREIT Trust, Ser 2022-CRE7, Cl A
7.308%, TSFR1M + 2.242%, 06/17/2039(A)(D)	2,110	2,104
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.227%, 08/10/2038(A)(D)	2,640	2,368
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
3.519%, 11/25/2021(A)	6	4
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
5.372%, 04/25/2037(A)	39	35
Banc of America Funding Trust, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	5	5
Banc of America Funding Trust, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	29	29
Banc of America Funding Trust, Ser 2005-B, Cl 2A1
4.011%, 04/20/2035(A)	582	516
BANK, Ser 2017-BNK5, Cl A4
3.131%, 06/15/2060	1,130	1,042
BANK, Ser 2017-BNK7, Cl A5
3.435%, 09/15/2060	1,170	1,084
BANK, Ser 2019-BN19, Cl A3
3.183%, 08/15/2061	385	338
BANK, Ser 2019-BN23, Cl A3
2.920%, 12/15/2052	165	144
BANK, Ser 2022-BNK40, Cl A4
3.394%, 03/15/2064(A)	1,240	1,090
BANK, Ser BNK42, Cl A5
4.493%, 06/15/2055(A)	1,705	1,625
BANK, Ser BNK43, Cl A5
4.399%, 08/15/2055	4,430	4,184
Bayview MSR Opportunity Master Fund Trust, Ser 2021-5, Cl A5
2.500%, 11/25/2051(A)(D)	6,584	5,739
BBCMS Mortgage Trust, Ser 2018-C2, Cl ASB
4.236%, 12/15/2051	524	510

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust, Ser 2020-C6, Cl A2
2.690%, 02/15/2053	$1,205	$1,115
BBCMS Mortgage Trust, Ser C18, Cl A5
5.710%, 12/15/2055(A)	1,760	1,837
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035(D)	1,234	1,139
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.866%, 05/25/2034(A)	10	9
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR8, Cl X1, IO
0.716%, 06/11/2041(A)(D)	1	–
Benchmark Mortgage Trust, Ser 2022-B33, Cl A5
3.458%, 03/15/2055	1,915	1,689
Benchmark Mortgage Trust, Ser 2022-B35, Cl A5
4.445%, 05/15/2055(A)	970	903
Benchmark Mortgage Trust, Ser 2022-B35, Cl AS
4.445%, 05/15/2055(A)	1,550	1,370
BMO Mortgage Trust, Ser 2022-C1, Cl A1
2.198%, 02/15/2055	1,264	1,183
BPR Trust, Ser 2021-TY, Cl A
6.157%, ICE LIBOR USD 1 Month + 1.050%, 09/15/2038(A)(D)	745	704
BPR Trust, Ser 2022-OANA, Cl A
6.957%, TSFR1M + 1.898%, 04/15/2037(A)(D)	1,800	1,744
BPR Trust, Ser 2022-STAR, Cl A
8.291%, TSFR1M + 3.232%, 08/15/2024(A)(D)	4,600	4,592
BRAVO Residential Funding Trust, Ser 2022-NQM1, Cl A1
3.626%, 09/25/2061(A)(D)	835	785
Bunker Hill Loan Depositary Trust, Ser 2019-2, Cl A1
2.879%, 07/25/2049(C)(D)	827	770
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl A1
2.724%, 11/25/2059(C)(D)	362	347
BWAY Mortgage Trust, Ser 2015-1740, Cl A
2.917%, 01/10/2035(D)	3,025	2,301
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
6.094%, TSFR1M + 1.034%, 10/15/2036(A)(D)	7,799	7,745
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl A
5.778%, ICE LIBOR USD 1 Month + 0.670%, 06/15/2038(A)(D)	1,270	1,230

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
5.807%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(D)	$6,571	$6,350
BX Commercial Mortgage Trust, Ser 2021-XL2, Cl A
5.796%, ICE LIBOR USD 1 Month + 0.689%, 10/15/2038(A)(D)	6,911	6,677
BX Trust, Ser 2019-MMP, Cl A
6.107%, ICE LIBOR USD 1 Month + 1.000%, 08/15/2036(A)(D)	2,766	2,742
BX Trust, Ser 2019-OC11, Cl A
3.202%, 12/09/2041(D)	1,945	1,693
BX Trust, Ser 2021-ARIA, Cl A
6.006%, ICE LIBOR USD 1 Month + 0.899%, 10/15/2036(A)(D)	5,110	4,942
BX Trust, Ser 2022-PSB, Cl A
7.510%, TSFR1M + 2.451%, 08/15/2039(A)(D)	1,848	1,844
BX Trust, Ser GPA, Cl A
7.224%, TSFR1M + 2.165%, 10/15/2039(A)(D)	2,575	2,573
CALI Mortgage Trust, Ser 2019-101C, Cl A
3.957%, 03/10/2039(D)	1,905	1,658
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046(A)(D)	57	–
CD Commercial Mortgage Trust, Ser 2017-CD3, Cl A4
3.631%, 02/10/2050	1,240	1,141
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	558	534
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 9A1
4.292%, 02/25/2037(A)	11	10
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 2A1
4.108%, 02/25/2037(A)	14	13
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 1A1
4.521%, 06/25/2035(A)	15	14
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
5.984%, ICE LIBOR USD 1 Month + 0.780%, 10/25/2034(A)	635	601
CIM Trust, Ser 2018-INV1, Cl A4
4.000%, 08/25/2048(A)(D)	126	117
CIM Trust, Ser 2021-INV1, Cl A2
2.500%, 07/01/2051(A)(D)	15,698	12,716
CIM Trust, Ser 2021-R6, Cl A1
1.425%, 07/25/2061(A)(D)	2,221	1,916

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CIM Trust, Ser 2022-R2, Cl A1
3.750%, 12/25/2061(A)(D)	$1,352	$1,260
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl A5
3.855%, 05/10/2047	465	455
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	880	839
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl A4
3.458%, 12/10/2049	355	332
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, Cl A5
2.869%, 08/10/2056	4,120	3,586
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
4.240%, 09/25/2033(A)	13	13
Citigroup Mortgage Loan Trust, Ser 2004-UST1, Cl A6
4.295%, 08/25/2034(A)	8	8
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
4.155%, 09/25/2033(A)(D)	24	24
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(D)	1,575	1,220
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(D)	1,685	1,327
COLT Mortgage Loan Trust, Ser 2022-2, Cl A1
2.994%, 02/25/2067(C)(D)	1,706	1,522
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR11, Cl A4
4.258%, 08/10/2050	5,625	5,605
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl B
4.762%, 10/10/2046(A)	190	141
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl C
5.040%, 10/10/2046(A)	90	43
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	220	192
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR13, Cl A4
4.194%, 11/10/2046(A)	808	796
Commercial Mortgage Pass-Through Certificates, Ser 2013-LC13, Cl B
5.009%, 08/10/2046(A)(D)	1,150	1,137
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR14, Cl B
4.586%, 02/10/2047(A)	610	580

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, Cl XA, IO
1.053%, 03/10/2047(A)	$8,993	$29
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	510	491
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS4, Cl A4
3.420%, 08/10/2047	1,530	1,481
Commercial Mortgage Pass-Through Certificates, Ser 2015CR26, Cl C
4.466%, 10/10/2048(A)	1,755	1,575
Commercial Mortgage Pass-Through Certificates, Ser 2015-CR27, Cl A3
3.349%, 10/10/2048	6,900	6,544
Commercial Mortgage Pass-Through Certificates, Ser 2015-LC19, Cl XA, IO
1.083%, 02/10/2048(A)	14,548	178
Commercial Mortgage Pass-Through Certificates, Ser 2015-LC23, Cl A3
3.521%, 10/10/2048	804	777
Commercial Mortgage Pass-Through Certificates, Ser 2017-PANW, Cl A
3.244%, 10/10/2029(D)	1,780	1,671
Commercial Mortgage Pass-Through Certificates, Ser 2020-CBM, Cl A2
2.896%, 02/10/2037(D)	2,230	2,090
Commercial Mortgage Pass-Through Certificates, Ser 2020-CX, Cl A
2.173%, 11/10/2046(D)	3,290	2,607
Commercial Mortgage Pass-Through Certificates, Ser COR3, Cl A2
3.961%, 05/10/2051	6,103	5,732
Countrywide Alternative Loan Trust, Ser 2004-27CB, Cl A1
6.000%, 12/25/2034	333	299
Countrywide Alternative Loan Trust, Ser 2004-J6, PO
0.000%, 11/25/2031(B)	3	3
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl 2A1
6.500%, 11/25/2031	59	59
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-14, Cl 4A1
3.913%, 08/25/2034(A)	75	67
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-20, Cl A7
5.250%, 12/25/2027	76	48
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl C
6.537%, ICE LIBOR USD 1 Month + 1.430%, 05/15/2036(A)(D)	4,145	4,104

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
6.087%, ICE LIBOR USD 1 Month + 0.980%, 05/15/2036(A)(D)	$7,082	$7,038
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/2048	849	818
CSAIL Commercial Mortgage Trust, Ser C16, Cl A2
3.067%, 06/15/2052	896	794
CSAIL Commercial Mortgage Trust, Ser CX9, Cl A5
3.446%, 09/15/2050	4,380	4,039
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	25	24
CSMC Trust, Ser 2014-USA, Cl B
4.185%, 09/15/2037(D)	3,900	3,222
CSMC Trust, Ser 2014-USA, Cl A2
3.953%, 09/15/2037(D)	3,530	3,027
CSMC Trust, Ser 2017-RPL1, Cl A1
2.750%, 07/25/2057(A)(D)	3,268	3,115
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(A)(D)	2,778	2,487
CSMC Trust, Ser 2018-RPL9, Cl A
3.850%, 09/25/2057(A)(D)	3,074	2,908
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049(C)(D)	689	636
CSMC Trust, Ser 2019-NQM1, Cl A3
3.064%, 10/25/2059(C)(D)	1,523	1,455
CSMC Trust, Ser 2020-FACT, Cl A
6.457%, ICE LIBOR USD 1 Month + 1.350%, 10/15/2037(A)(D)	4,280	4,175
CSMC Trust, Ser 2021-NQM3, Cl A3
1.632%, 04/25/2066(A)(D)	1,460	1,194
CSMC Trust, Ser 2021-NQM5, Cl A1
0.938%, 05/25/2066(A)(D)	2,046	1,608
CSMC Trust, Ser 2021-NQM7, Cl A1
1.756%, 10/25/2066(A)(D)	1,215	1,016
CSMC Trust, Ser 2021-RPL2, Cl A1
0.000%, 01/25/2060(D)(E)	759	647
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/2060(A)(D)	2,369	2,023
CSMC Trust, Ser 2021-RPL6, Cl A1
2.000%, 10/25/2060(A)(D)	1,370	1,213
CSMC Trust, Ser 2022-ATH2, Cl A1
4.547%, 05/25/2067(A)(D)	5,550	5,353
CSMC Trust, Ser 2022-NQM1, Cl A1
2.265%, 11/25/2066(A)(D)	3,346	2,877
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl C
4.935%, 01/10/2034(A)(D)	1,020	975

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034(D)	$2,450	$2,381
DBJPM Mortgage Trust, Ser 2016-C1, Cl B
4.195%, 05/10/2049(A)	1,780	1,548
DC Office Trust, Ser 2019-MTC, Cl A
2.965%, 09/15/2045(D)	1,995	1,614
Deephaven Residential Mortgage Trust, Ser 2022-1, Cl A1
2.205%, 01/25/2067(A)(D)	2,616	2,324
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
5.932%, ICE LIBOR USD 1 Month + 0.800%, 11/19/2044(A)	225	209
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(D)	1,974	1,587
Ellington Financial Mortgage Trust, Ser 2022-1, Cl A1
2.206%, 01/25/2067(A)(D)	891	750
EQUS Mortgage Trust, Ser 2021-EQAZ, Cl B
6.207%, ICE LIBOR USD 1 Month + 1.100%, 10/15/2038(A)(D)	1,560	1,497
EQUS Mortgage Trust, Ser 2021-EQAZ, Cl A
5.862%, ICE LIBOR USD 1 Month + 0.755%, 10/15/2038(A)(D)	1,931	1,868
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048(A)(D)	534	476
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
6.473%, SOFR30A + 1.500%, 10/25/2041(A)(D)	2,300	2,235
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1A
5.973%, SOFR30A + 1.000%, 01/25/2042(A)(D)	3,249	3,192
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M1B
7.373%, SOFR30A + 2.400%, 02/25/2042(A)(D)	1,010	997
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M1A
6.273%, SOFR30A + 1.300%, 02/25/2042(A)(D)	1,930	1,918
FHLMC STACR REMIC Trust, Ser 2022-DNA3, Cl M1B
7.873%, SOFR30A + 2.900%, 04/25/2042(A)(D)	2,850	2,841
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
7.173%, SOFR30A + 2.200%, 05/25/2042(A)(D)	443	447

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
First Horizon Alternative Mortgage Securities Trust, Ser 2004-AA3, Cl A1
5.106%, 09/25/2034(A)	$21	$19
FIVE Mortgage Trust, Ser V1, Cl A3
5.668%, 02/10/2056(A)	1,100	1,113
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048(A)(D)	56	54
FNMA Connecticut Avenue Securities Trust, Ser 2021-R01, Cl 1M2
6.523%, SOFR30A + 1.550%, 10/25/2041(A)(D)	1,030	1,007
Granite Point Mortgage Trust, Ser 2021-FL3, Cl A
6.361%, ICE LIBOR USD 1 Month + 1.250%, 07/16/2035(A)(D)	1,325	1,305
GS Mortgage Securities II, Ser 2018-SRP5, Cl A
6.907%, ICE LIBOR USD 1 Month + 1.800%, 09/15/2031(A)(D)	3,391	2,751
GS Mortgage Securities II, Ser 2018-SRP5, Cl B
8.107%, ICE LIBOR USD 1 Month + 3.000%, 09/15/2031(A)(D)	3,391	1,722
GS Mortgage Securities II, Ser 2021-ARDN, Cl B
6.757%, ICE LIBOR USD 1 Month + 1.650%, 11/15/2036(A)(D)	3,062	2,935
GS Mortgage Securities Trust, Ser 2013-GC14, Cl A5
4.243%, 08/10/2046	829	827
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046(A)	390	383
GS Mortgage Securities Trust, Ser 2017-SLP, Cl C
3.924%, 10/10/2032(D)	4,610	4,392
GS Mortgage Securities Trust, Ser 2020-GSA2, Cl A4
1.721%, 12/12/2053	2,606	2,070
GS Mortgage Securities Trust, Ser 2021-ROSS, Cl A
6.258%, ICE LIBOR USD 1 Month + 1.150%, 05/15/2026(A)(D)	1,000	905
GS Mortgage Securities Trust, Ser GC18, Cl A4
4.074%, 01/10/2047	2,005	1,970
GS Mortgage Securities Trust, Ser GC32, Cl A3
3.498%, 07/10/2048	879	840
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057(D)	2,824	2,700

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Trust, Ser 2021-RPL1, Cl A2
2.000%, 12/25/2060(A)(D)	$1,111	$892
GS Mortgage-Backed Securities Trust, Ser 2022-PJ2, Cl A24
3.000%, 06/25/2052(A)(D)	2,157	1,910
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027(A)(D)	1	1
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
0.101%, 09/25/2035(A)(D)	136	2
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	26	26
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	4	5
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1C
6.048%, ICE LIBOR USD 1 Month + 0.900%, 06/20/2035(A)	974	881
Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl A
3.228%, 07/10/2039(D)	1,900	1,647
Hudson Yards Mortgage Trust, Ser 2019-55HY, Cl A
2.943%, 12/10/2041(A)(D)	1,995	1,695
Impac CMB Trust, Ser 2005-4, Cl 2A1
5.738%, ICE LIBOR USD 1 Month + 0.300%, 05/25/2035(A)	71	64
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Ser 2010-1, Cl A1
5.314%, 01/25/2051(D)	999	972
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
5.998%, ICE LIBOR USD 1 Month + 0.860%, 09/25/2034(A)	9	8
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, Cl 2A2A
5.938%, ICE LIBOR USD 1 Month + 0.800%, 11/25/2034(A)	15	13
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl AS
4.420%, 11/15/2045	1,840	1,804
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl A4
4.199%, 01/15/2047	505	498
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.883%, 01/15/2047(A)	230	208

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl AS
3.997%, 08/15/2047	$2,730	$2,611
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.547%, 09/15/2047(A)	750	606
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	566	550
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	2,344	2,233
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	1,410	1,338
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl B
4.009%, 03/15/2050(A)	1,740	1,432
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-C16, Cl A4
4.166%, 12/15/2046	2,143	2,126
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.551%, 06/12/2043(A)	152	–
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A4
2.822%, 08/15/2049	1,400	1,285
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP4, Cl A3
3.393%, 12/15/2049	485	452
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039(D)	2,000	1,761
JPMorgan Chase Commercial Mortgage Securities Trust, Ser ACB, Cl A
6.272%, SOFR30A + 1.400%, 03/15/2039(A)(D)	1,550	1,515
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
4.274%, 06/25/2034(A)	176	164
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
4.125%, 02/25/2035(A)	39	37
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
4.399%, 04/25/2035(A)	2	2
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
4.194%, 11/25/2033(A)	40	39
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
4.157%, 08/25/2034(A)	62	62

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2017-5, Cl A2
3.339%, 10/26/2048(A)(D)	$3,099	$2,948
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048(A)(D)	362	322
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048(A)(D)	286	257
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048(A)(D)	356	317
JPMorgan Mortgage Trust, Ser 2019-LTV3, Cl B2
4.381%, 03/25/2050(A)(D)	931	847
JPMorgan Mortgage Trust, Ser 2020-1, Cl A3A
3.000%, 06/25/2050(A)(D)	356	305
JPMorgan Mortgage Trust, Ser 2021-1, Cl A3
2.500%, 06/25/2051(A)(D)	9,002	7,303
JPMorgan Mortgage Trust, Ser 2021-10, Cl A3
2.500%, 12/25/2051(A)(D)	8,693	7,042
JPMorgan Mortgage Trust, Ser 2021-11, Cl A3
2.500%, 01/25/2052(A)(D)	1,862	1,508
JPMorgan Mortgage Trust, Ser 2021-14, Cl A3
2.500%, 05/25/2052(A)(D)	10,960	8,878
JPMorgan Mortgage Trust, Ser 2021-INV2, Cl A2
2.500%, 12/25/2051(A)(D)	3,714	3,013
JPMorgan Mortgage Trust, Ser 2022-1, Cl A3
2.500%, 07/25/2052(A)(D)	10,048	8,140
JPMorgan Mortgage Trust, Ser 2022-3, Cl A2
3.000%, 08/25/2052(A)(D)	2,657	2,239
Manhattan West Mortgage Trust, Ser 2020-1MW, Cl A
2.130%, 09/10/2039(D)	2,300	1,988
MASTR Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
4.142%, 11/21/2034(A)	686	652
MASTR Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034	149	144
MASTR Alternative Loans Trust, Ser 2006-3, Cl 1A3
6.250%, 07/25/2036	164	97
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034(D)	1,075	723

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
5.488%, ICE LIBOR USD 1 Month + 0.350%, 05/25/2035(A)(D)	$190	$98
MASTR Resecuritization Trust, Ser 2005-PO, Cl 3, PO
0.000%, 05/28/2035(B)(D)	5	3
MASTR Seasoned Securitization Trust, Ser 2004-1, Cl 4A1
4.220%, 10/25/2032(A)	2	2
MASTR Seasoned Securitization Trust, Ser 2005-1, Cl 4A1
4.321%, 10/25/2032(A)	20	19
Med Trust, Ser 2021-MDLN, Cl A
6.058%, ICE LIBOR USD 1 Month + 0.950%, 11/15/2038(A)(D)	3,094	2,999
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
5.311%, 07/25/2033(A)	19	17
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
3.876%, 12/25/2034(A)	47	44
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 2A1
4.060%, 02/25/2034(A)	19	18
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, Cl A2
3.990%, 08/25/2034(A)	29	27
Merrill Lynch Mortgage Investors Trust, Ser 2004-D, Cl A2
5.997%, ICE LIBOR USD 6 Month + 0.720%, 09/25/2029(A)	31	29
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, Cl 1A
3.613%, 02/25/2036(A)	15	14
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(D)	682	565
MFA Trust, Ser 2021-RPL1, Cl A1
1.131%, 07/25/2060(A)(D)	1,015	901
MFA Trust, Ser 2022-NQM2, Cl A1
4.000%, 05/25/2067(C)(D)	1,862	1,772
Mill City Mortgage Loan Trust, Ser 2019-1, Cl A1
3.250%, 10/25/2069(A)(D)	1,729	1,641
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(D)	1,398	1,293
MKT Mortgage Trust, Ser 2020-525M, Cl A
2.694%, 02/12/2040(D)	1,655	1,280
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl XA, IO
0.961%, 11/15/2049(A)	13,371	333

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
7.007%, ICE LIBOR USD 1 Month + 1.650%, 05/15/2036(A)(D)	$2,382	$2,304
Morgan Stanley Capital I Trust, Ser 2020-HR8, Cl A3
1.790%, 07/15/2053	1,356	1,086
Morgan Stanley Capital I Trust, Ser 2020-L4, Cl ASB
2.624%, 02/15/2053	3,930	3,533
Morgan Stanley Capital I Trust, Ser L8, Cl AS
3.794%, 04/15/2055(A)	1,210	1,037
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.651%, 04/25/2034(A)	63	61
Morgan Stanley Residential Mortgage Loan Trust, Ser 2021-2, Cl A3
2.500%, 05/25/2051(A)(D)	9,650	7,829
Mortgage Loan Resecuritization Trust, Ser 2009-RS1, Cl A85
5.374%, ICE LIBOR USD 1 Month + 0.340%, 04/16/2036(A)(D)	2,357	2,231
MSBAM Commercial Mortgage Securities Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030(D)	145	115
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035(A)(D)	3,115	2,856
New Residential Mortgage Loan Trust, Ser 2015-2A, Cl A1
3.750%, 08/25/2055(A)(D)	1,035	966
New Residential Mortgage Loan Trust, Ser 2017-4A, Cl A1
4.000%, 05/25/2057(A)(D)	1,772	1,641
New Residential Mortgage Loan Trust, Ser 2019-4A, Cl A1B
3.500%, 12/25/2058(A)(D)	1,483	1,375
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059(A)(D)	1,456	1,342
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl A1B
3.500%, 09/25/2059(A)(D)	1,957	1,807
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(D)	263	240
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(D)	781	640
New Residential Mortgage Loan Trust, Ser 2022-NQM4, Cl A1
5.000%, 06/25/2062(C)(D)	1,187	1,154

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New York Mortgage Trust, Ser 2006-1, Cl 2A2
3.974%, 05/25/2036(A)	$42	$36
NewRez Warehouse Securitization Trust, Ser 2021-1, Cl A
5.888%, ICE LIBOR USD 1 Month + 0.750%, 05/25/2055(A)(D)	4,007	3,971
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059(A)(D)	34	32
OBX Trust, Ser 2020-EXP3, Cl 2A1A
6.038%, ICE LIBOR USD 1 Month + 0.900%, 01/25/2060(A)(D)	66	65
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(D)	767	612
OBX Trust, Ser 2021-NQM3, Cl A1
1.054%, 07/25/2061(A)(D)	1,110	847
OBX Trust, Ser 2022-NQM1, Cl A1
2.305%, 11/25/2061(A)(D)	6,382	5,427
Oceanview Mortgage Trust, Ser 2021-3, Cl A5
2.500%, 07/25/2051(A)(D)	6,906	6,012
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/2054(D)	2,490	2,040
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl A1
1.957%, 10/25/2061(A)(D)	956	787
OPG Trust, Ser PORT, Cl A
5.591%, ICE LIBOR USD 1 Month + 0.484%, 10/15/2036(A)(D)	2,757	2,653
Prime Mortgage Trust, Ser 2004-CL1, Cl 1, PO
0.000%, 02/25/2034(B)	3	3
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	18	17
PRKCM Trust, Ser 2021-AFC1, Cl A1
1.510%, 08/25/2056(A)(D)	1,198	948
PRKCM Trust, Ser 2021-AFC2, Cl A1
2.071%, 11/25/2056(A)(D)	888	739
RALI Trust, Ser 2005-QO2, Cl A1
5.103%, 12 Month Treas Avg + 1.360%, 09/25/2045(A)	191	168
RALI Trust, Ser 2005-QO5, Cl A1
4.743%, 12 Month Treas Avg + 1.000%, 01/25/2046(A)	281	234
RAMP Trust, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	21	18
Rate Mortgage Trust, Ser 2021-HB1, Cl A1
2.500%, 12/25/2051(A)(D)	5,241	4,219
Rate Mortgage Trust, Ser 2021-J1, Cl A1
2.500%, 07/25/2051(A)(D)	1,058	857
Rate Mortgage Trust, Ser 2021-J1, Cl A7
2.500%, 07/25/2051(A)(D)	869	751

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Rate Mortgage Trust, Ser 2021-J4, Cl A7
2.500%, 11/25/2051(A)(D)	$11,804	$10,151
Rate Mortgage Trust, Ser 2022-J1, Cl A7
3.000%, 01/25/2052(A)(D)	2,292	1,931
RBS Commercial Funding Trust, Ser 2013-GSP, Cl A
3.834%, 01/15/2032(A)(D)	670	643
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.523%, 12/25/2034(A)	184	156
Residential Mortgage Loan Trust, Ser 2020-2, Cl A1
1.654%, 05/25/2060(A)(D)	438	428
Rocket Mortgage Trust, Ser 2021-3, Cl A1
2.500%, 07/25/2051(A)(D)	1,258	1,019
Rocket Mortgage Trust, Ser 2022-2, Cl A2
2.500%, 02/25/2052(A)(D)	1,560	1,260
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
5.507%, ICE LIBOR USD 6 Month + 0.320%, 01/20/2035(A)	79	73
Sequoia Mortgage Trust, Ser 2018-CH4, Cl B1B
4.979%, 10/25/2048(A)(D)	2,293	2,228
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A2B
4.144%, 01/05/2043(A)(D)	115	80
SG Residential Mortgage Trust, Ser 2022-1, Cl A1
3.166%, 03/27/2062(A)(D)	3,805	3,433
SMRT, Ser 2022-MINI, Cl A
6.060%, TSFR1M + 1.000%, 01/15/2039(A)(D)	7,460	7,236
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(D)	566	487
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(D)	93	87
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(D)	433	399
Starwood Mortgage Residential Trust, Ser 2020-INV1, Cl A1
1.027%, 11/25/2055(A)(D)	392	344
Starwood Mortgage Residential Trust, Ser 2021-4, Cl A1
1.162%, 08/25/2056(A)(D)	1,534	1,289
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, Cl 1A1
5.792%, ICE LIBOR USD 1 Month + 0.660%, 10/19/2034(A)	39	36

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, Cl A1
5.612%, ICE LIBOR USD 1 Month + 0.480%, 04/19/2035(A)	$815	$733
Structured Asset Securities, Ser 2003-31A, Cl 2A7
5.533%, 10/25/2033(A)	931	895
Structured Asset Securities, Ser 2003-37A, Cl 2A
4.472%, 12/25/2033(A)	26	24
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
5.778%, ICE LIBOR USD 1 Month + 0.640%, 09/25/2043(A)	82	77
Towd Point Mortgage Trust, Ser 2017-4, Cl B2
3.543%, 06/25/2057(A)(D)	1,860	1,457
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/2058(A)(D)	473	452
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/2059(A)(D)	1,293	1,204
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/2063(A)(D)	1,488	1,394
Towd Point Mortgage Trust, Ser 2021-1, Cl A1
2.250%, 11/25/2061(A)(D)	1,211	1,083
Towd Point Mortgage Trust, Ser 2022-4, Cl A1
3.750%, 09/25/2062(D)	3,300	3,068
UBS Commercial Mortgage Trust, Ser 2018-C11, Cl B
4.713%, 06/15/2051(A)	1,750	1,491
UBS Commercial Mortgage Trust, Ser C4, Cl A3
3.301%, 10/15/2050	802	738
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(C)(D)	436	418
Verus Securitization Trust, Ser 2019-INV2, Cl A1
2.913%, 07/25/2059(A)(D)	212	204
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(D)	531	509
Verus Securitization Trust, Ser 2020-2, Cl A1
2.226%, 05/25/2060(A)(D)	299	287
Verus Securitization Trust, Ser 2020-5, Cl A1
1.218%, 05/25/2065(C)(D)	196	178
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(D)	720	613

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(D)	$1,420	$1,213
Verus Securitization Trust, Ser 2021-3, Cl A1
1.046%, 06/25/2066(A)(D)	1,077	897
Verus Securitization Trust, Ser 2021-4, Cl A1
0.938%, 07/25/2066(A)(D)	1,388	1,104
Verus Securitization Trust, Ser 2021-5, Cl A1
1.013%, 09/25/2066(A)(D)	4,614	3,736
Verus Securitization Trust, Ser 2021-7, Cl A1
1.829%, 10/25/2066(A)(D)	2,118	1,793
Verus Securitization Trust, Ser 2021-8, Cl A1
1.824%, 11/25/2066(A)(D)	1,524	1,297
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(D)	600	536
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(D)	667	590
Visio Trust, Ser 2020-1R, Cl A1
1.312%, 11/25/2055(D)	440	396
VNDO Mortgage Trust, Ser 2016-350P, Cl A
3.805%, 01/10/2035(D)	1,210	1,123
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
4.229%, 10/25/2033(A)	37	35
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR6, Cl A1
3.900%, 06/25/2033(A)	31	28
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
3.868%, 08/25/2033(A)	34	32
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.155%, 09/25/2033(A)	74	68
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
3.333%, 06/25/2033(A)	7	6
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	114	110
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
4.522%, 06/25/2034(A)	23	21
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR4, Cl A6
3.597%, 06/25/2034(A)	2,087	1,997
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR7, Cl A6
3.539%, 07/25/2034(A)	2,511	2,371
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
5.658%, ICE LIBOR USD 1 Month + 0.520%, 11/25/2045(A)	5,542	5,112

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
5.678%, ICE LIBOR USD 1 Month + 0.540%, 12/25/2045(A)	$2,894	$2,783
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 1A1B
4.813%, 12 Month Treas Avg + 1.070%, 01/25/2046(A)	998	747
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR14, Cl 1A4
3.347%, 11/25/2036(A)	61	52
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 2A
3.623%, 12 Month Treas Avg + 1.500%, 12/25/2046(A)	129	122
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A1B
3.903%, 12 Month Treas Avg + 0.810%, 12/25/2046(A)	85	69
Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	124	20
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS8, Cl 1P, PO
0.000%, 05/25/2033(B)	2	2
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS9, Cl 2P, PO
0.000%, 04/25/2033(B)	13	11
Wells Fargo Commercial Mortgage Trust, Ser C62, Cl A4
4.000%, 04/15/2055(A)	1,695	1,542
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
4.336%, 08/25/2035(A)	16	15
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A4
4.153%, 08/15/2046(A)	73	72
WFRBS Commercial Mortgage Trust, Ser 2013-C17, Cl A4
4.023%, 12/15/2046	120	119
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl XA, IO
0.950%, 03/15/2047(A)	2,762	12
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047(A)	210	203
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl XA, IO
0.996%, 08/15/2047(A)	10,084	98

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047(A)	$2,180	$1,944
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl B
4.371%, 09/15/2057(A)	970	893
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.549%, 10/15/2057(A)	4,000	20
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl AS
3.931%, 11/15/2047	1,330	1,262

		486,218
Total Mortgage-Backed Securities
(Cost $3,280,812) ($ Thousands)		3,108,572

CORPORATE OBLIGATIONS — 29.6%
Communication Services — 2.9%
Alphabet
2.050%, 08/15/2050	240	147
1.900%, 08/15/2040	390	266
1.100%, 08/15/2030	400	327
0.450%, 08/15/2025	180	166
AT&T
5.550%, 08/15/2041	240	235
5.400%, 02/15/2034	3,170	3,176
5.350%, 09/01/2040	230	222
5.250%, 03/01/2037	3,057	3,004
4.850%, 03/01/2039	414	381
4.500%, 05/15/2035	2,740	2,525
4.500%, 03/09/2048	195	163
4.350%, 03/01/2029	550	533
4.350%, 06/15/2045	1,082	894
3.800%, 12/01/2057	3,739	2,660
3.650%, 09/15/2059	947	649
3.550%, 09/15/2055	423	291
3.500%, 06/01/2041	736	562
3.500%, 09/15/2053	3,786	2,628
2.550%, 12/01/2033	2,160	1,697
2.300%, 06/01/2027	1,200	1,087
2.250%, 02/01/2032	3,070	2,458
1.700%, 03/25/2026	2,230	2,039
1.650%, 02/01/2028	4,440	3,845
Charter Communications Operating LLC / Charter Communications Operating Capital
6.484%, 10/23/2045	110	100
6.384%, 10/23/2035	170	165
5.750%, 04/01/2048	2,710	2,243

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.500%, 04/01/2063	$580	$448
5.375%, 04/01/2038	1,480	1,248
5.375%, 05/01/2047	350	279
5.250%, 04/01/2053	485	378
5.125%, 07/01/2049	310	236
5.050%, 03/30/2029	2,000	1,918
4.908%, 07/23/2025	970	954
4.800%, 03/01/2050	4,290	3,141
4.400%, 04/01/2033	2,040	1,773
4.200%, 03/15/2028	980	916
3.750%, 02/15/2028	681	625
3.500%, 06/01/2041	396	261
3.500%, 03/01/2042	2,817	1,840
2.300%, 02/01/2032	2,000	1,506
Comcast
7.050%, 03/15/2033	50	58
5.500%, 11/15/2032	377	395
5.350%, 11/15/2027	1,513	1,556
4.950%, 10/15/2058	120	113
4.400%, 08/15/2035	3,525	3,342
4.250%, 10/15/2030	1,320	1,279
4.250%, 01/15/2033	360	344
4.200%, 08/15/2034	570	536
4.150%, 10/15/2028	2,960	2,887
4.049%, 11/01/2052	4,043	3,311
4.000%, 03/01/2048	110	91
3.999%, 11/01/2049	120	98
3.969%, 11/01/2047	2,370	1,941
3.950%, 10/15/2025	1,110	1,091
3.750%, 04/01/2040	380	317
3.450%, 02/01/2050	280	210
3.400%, 04/01/2030	1,180	1,091
3.400%, 07/15/2046	60	45
3.300%, 04/01/2027	310	296
3.250%, 11/01/2039	250	197
3.150%, 03/01/2026	800	773
2.987%, 11/01/2063	862	534
2.937%, 11/01/2056	844	541
2.887%, 11/01/2051	690	454
2.800%, 01/15/2051	470	307
1.500%, 02/15/2031	4,675	3,712
Cox Communications
2.600%, 06/15/2031 (D)	1,660	1,353
Cox Enterprises
7.375%, 07/15/2027 (D)	2,895	3,050
Discovery Communications LLC
4.000%, 09/15/2055	805	511
Fox
5.476%, 01/25/2039	270	250
4.709%, 01/25/2029	210	205
Meta Platforms
5.750%, 05/15/2063	2,258	2,248

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.600%, 05/15/2053	$6,193	$6,189
4.450%, 08/15/2052	1,175	994
Paramount Global
6.875%, 04/30/2036	1,175	1,149
5.900%, 10/15/2040	840	714
4.950%, 05/19/2050 (F)	930	692
4.750%, 05/15/2025	1,164	1,134
Rogers Communications
4.100%, 10/01/2023	133	132
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (D)	2,000	1,496
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
5.152%, 03/20/2028 (D)	10,500	10,423
4.738%, 03/20/2025 (D)	2,845	2,817
Take-Two Interactive Software
4.000%, 04/14/2032 (F)	1,625	1,496
Telefonica Emisiones
4.103%, 03/08/2027	150	145
Tencent Holdings MTN
3.840%, 04/22/2051 (D)	2,320	1,714
Time Warner Cable Enterprises LLC
8.375%, 07/15/2033	1,380	1,531
Time Warner Cable LLC
7.300%, 07/01/2038	100	102
6.750%, 06/15/2039	170	161
6.550%, 05/01/2037	280	267
5.875%, 11/15/2040	3,755	3,252
5.500%, 09/01/2041	4,882	4,035
T-Mobile USA
5.650%, 01/15/2053	2,342	2,339
5.050%, 07/15/2033	1,912	1,885
4.950%, 03/15/2028	1,528	1,522
4.800%, 07/15/2028	1,528	1,508
4.500%, 04/15/2050	1,610	1,372
3.875%, 04/15/2030	3,545	3,289
3.750%, 04/15/2027	7,058	6,705
3.500%, 04/15/2025	720	698
3.400%, 10/15/2052	3,585	2,512
3.300%, 02/15/2051	210	145
3.000%, 02/15/2041	480	347
2.700%, 03/15/2032	2,680	2,225
2.550%, 02/15/2031	7,221	6,040
2.250%, 02/15/2026	1,608	1,491
2.250%, 11/15/2031	790	635
1.500%, 02/15/2026	516	469
Verizon Communications
5.500%, 03/16/2047	100	99
5.250%, 03/16/2037	1,100	1,089
5.050%, 05/09/2033	2,287	2,264
4.862%, 08/21/2046	270	246
4.500%, 08/10/2033	700	661

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.400%, 11/01/2034	$3,830	$3,549
4.329%, 09/21/2028	2,554	2,482
4.125%, 03/16/2027	330	324
4.125%, 08/15/2046	430	352
4.016%, 12/03/2029	1,337	1,259
4.000%, 03/22/2050	1,330	1,063
3.850%, 11/01/2042	1,750	1,400
3.700%, 03/22/2061	475	339
3.400%, 03/22/2041	240	183
3.150%, 03/22/2030	580	519
3.000%, 03/22/2027 (F)	220	207
2.875%, 11/20/2050	1,110	708
2.650%, 11/20/2040	2,535	1,740
2.625%, 08/15/2026	940	883
2.550%, 03/21/2031	2,080	1,742
2.355%, 03/15/2032	3,919	3,161
2.100%, 03/22/2028	700	618
1.750%, 01/20/2031	1,640	1,295
Vodafone Group PLC
4.875%, 06/19/2049	3,011	2,592
Walt Disney
6.650%, 11/15/2037	260	298
6.200%, 12/15/2034	265	292
4.625%, 03/23/2040	1,610	1,526
3.500%, 05/13/2040	1,885	1,548
Warnermedia Holdings
6.412%, 03/15/2026	720	722
5.391%, 03/15/2062	953	741
5.141%, 03/15/2052	18,512	14,447
5.050%, 03/15/2042	7,297	5,904
4.279%, 03/15/2032	4,145	3,621
4.054%, 03/15/2029	2,230	2,037
3.755%, 03/15/2027	370	347

		213,005

Consumer Discretionary — 0.8%
Amazon.com
4.950%, 12/05/2044	600	606
4.800%, 12/05/2034	187	191
4.250%, 08/22/2057	160	142
4.050%, 08/22/2047	570	506
3.875%, 08/22/2037	5,260	4,821
3.600%, 04/13/2032	2,260	2,120
3.450%, 04/13/2029 (F)	550	525
3.300%, 04/13/2027	260	251
3.150%, 08/22/2027	160	153
3.100%, 05/12/2051	2,210	1,617
2.500%, 06/03/2050	880	572
2.100%, 05/12/2031	480	406
1.500%, 06/03/2030	540	446
1.200%, 06/03/2027	1,090	967
0.800%, 06/03/2025	880	817

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Comcast
4.000%, 08/15/2047	$170	$140
Daimler Finance North America LLC
2.700%, 06/14/2024 (D)	990	964
Ford Motor Credit LLC
6.800%, 05/12/2028	891	882
2.900%, 02/10/2029	1,317	1,070
General Motors
6.600%, 04/01/2036	70	71
6.250%, 10/02/2043	940	890
5.600%, 10/15/2032 (F)	280	270
5.200%, 04/01/2045	615	511
5.150%, 04/01/2038	150	133
General Motors Financial
5.850%, 04/06/2030	1,150	1,139
5.000%, 04/09/2027	465	456
4.350%, 01/17/2027	180	174
3.100%, 01/12/2032	514	414
Harley-Davidson Financial Services
6.500%, 03/10/2028 (D)	1,151	1,154
Home Depot
3.900%, 12/06/2028	80	78
3.900%, 06/15/2047	100	84
3.350%, 04/15/2050	800	597
3.300%, 04/15/2040	540	433
2.700%, 04/15/2030	480	429
2.500%, 04/15/2027	430	403
Hyatt Hotels
1.800%, 10/01/2024	2,515	2,385
Hyundai Capital America
5.600%, 03/30/2028 (D)	2,389	2,398
5.500%, 03/30/2026 (D)	1,912	1,912
Hyundai Capital America MTN
1.300%, 01/08/2026 (D)	1,452	1,302
0.800%, 01/08/2024 (D)	606	588
Las Vegas Sands
3.200%, 08/08/2024	1,480	1,427
2.900%, 06/25/2025	140	131
Lowe's
5.850%, 04/01/2063	384	374
5.750%, 07/01/2053	769	762
5.625%, 04/15/2053	1,871	1,827
5.150%, 07/01/2033	2,112	2,107
5.000%, 04/15/2040	1,690	1,558
4.500%, 04/15/2030	320	313
4.250%, 04/01/2052	1,444	1,155
2.500%, 04/15/2026	260	245
1.700%, 09/15/2028	900	772
McDonald's MTN
4.875%, 12/09/2045	670	631
4.200%, 04/01/2050	1,250	1,061
3.800%, 04/01/2028	250	241

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.700%, 01/30/2026	$1,065	$1,038
3.625%, 09/01/2049	355	273
3.600%, 07/01/2030	460	430
3.500%, 03/01/2027	180	174
3.500%, 07/01/2027	510	490
3.300%, 07/01/2025	480	465
2.125%, 03/01/2030	420	360
1.450%, 09/01/2025	850	789
Mercedes-Benz Finance North America LLC
0.750%, 03/01/2024 (D)	3,010	2,905
Newell Brands
4.700%, 04/01/2026	560	519
NIKE
3.375%, 03/27/2050	20	16
3.250%, 03/27/2040	330	269
2.850%, 03/27/2030	650	593
2.750%, 03/27/2027	640	606
2.400%, 03/27/2025	400	385
Sands China
5.625%, 08/08/2025	810	788
Starbucks
3.500%, 11/15/2050	940	703
3.350%, 03/12/2050	250	181
Toyota Motor Credit
4.550%, 05/17/2030	2,295	2,264
Tractor Supply
5.250%, 05/15/2033	1,645	1,636
Volkswagen Group of America Finance LLC
0.875%, 11/22/2023 (D)	2,420	2,366

		62,871

Consumer Staples — 1.9%
Adani International Container Terminal PVT
3.000%, 02/16/2031 (D)	571	453
Aetna
3.875%, 08/15/2047	360	276
2.800%, 06/15/2023	2,565	2,563
Alcon Finance
3.000%, 09/23/2029 (D)	3,845	3,414
Altria Group
5.950%, 02/14/2049	380	352
4.800%, 02/14/2029	11	11
4.400%, 02/14/2026	203	201
3.400%, 02/04/2041	970	665
2.450%, 02/04/2032	2,750	2,153
2.350%, 05/06/2025	180	170
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	4,580	4,350
4.700%, 02/01/2036	5,917	5,796
3.650%, 02/01/2026	1,458	1,419

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	$1,120	$1,171
5.450%, 01/23/2039	1,150	1,194
4.750%, 01/23/2029	1,890	1,904
4.600%, 04/15/2048	102	94
4.375%, 04/15/2038	2,102	1,970
4.350%, 06/01/2040	970	890
4.000%, 04/13/2028	310	303
3.500%, 06/01/2030	300	281
Bacardi
4.450%, 05/15/2025 (D)	3,780	3,701
BAT Capital
5.650%, 03/16/2052	2,925	2,501
4.758%, 09/06/2049	224	166
4.540%, 08/15/2047	4,705	3,372
4.390%, 08/15/2037	680	538
3.557%, 08/15/2027	6,795	6,247
2.726%, 03/25/2031	1,495	1,193
Bayer US Finance II LLC
4.375%, 12/15/2028 (D)	4,673	4,498
4.250%, 12/15/2025 (D)	1,490	1,446
Bayer US Finance LLC
3.375%, 10/08/2024 (D)	1,475	1,434
Bunge Finance
1.630%, 08/17/2025	790	729
Cargill
1.375%, 07/23/2023 (D)	690	686
Coca-Cola
3.375%, 03/25/2027	330	322
2.600%, 06/01/2050	200	138
2.500%, 06/01/2040	310	232
1.450%, 06/01/2027 (F)	630	572
CommonSpirit Health
3.347%, 10/01/2029	305	272
2.782%, 10/01/2030	1,930	1,638
Constellation Brands
4.900%, 05/01/2033	1,105	1,086
4.350%, 05/09/2027	600	589
3.600%, 05/09/2024	420	412
2.250%, 08/01/2031	130	106
Costco Wholesale
1.750%, 04/20/2032 (F)	560	454
1.375%, 06/20/2027	1,220	1,091
CVS Pass-Through Trust
6.036%, 12/10/2028 (F)	1,074	1,083
5.926%, 01/10/2034 (D)	128	124
5.880%, 01/10/2028	65	65
5.789%, 01/10/2026 (D)	386	381
Danone
2.947%, 11/02/2026 (D)	450	427
2.589%, 11/02/2023 (D)	1,580	1,561

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Diageo Capital PLC
5.500%, 01/24/2033	$1,985	$2,113
DP World MTN
5.625%, 09/25/2048 (D)	2,590	2,395
Fresenius Medical Care US Finance III
1.875%, 12/01/2026 (D)	2,440	2,122
Haleon US Capital LLC
3.625%, 03/24/2032	830	745
3.375%, 03/24/2027	770	728
3.375%, 03/24/2029	530	487
Hershey
0.900%, 06/01/2025	210	195
Imperial Brands Finance PLC
4.250%, 07/21/2025 (D)	3,165	3,049
JBS USA LUX / JBS USA Food / JBS USA Finance
3.000%, 02/02/2029 (D)	2,235	1,885
JBS USA LUX/ JBS USA Food/ JBS USA Finance
6.500%, 12/01/2052 (D)	4,230	3,827
3.000%, 05/15/2032 (D)	2,765	2,115
Kenvue
5.200%, 03/22/2063 (D)	383	385
5.050%, 03/22/2028 (D)	1,532	1,565
5.050%, 03/22/2053 (D)	957	963
4.900%, 03/22/2033 (D)	4,365	4,445
Keurig Dr Pepper
4.417%, 05/25/2025	91	90
Kimberly-Clark
3.100%, 03/26/2030	200	184
Kraft Heinz Foods
5.000%, 06/04/2042	1,585	1,477
3.000%, 06/01/2026	583	553
Mondelez International
1.500%, 05/04/2025	1,070	1,004
PepsiCo
2.875%, 10/15/2049	250	185
2.625%, 03/19/2027	80	75
2.250%, 03/19/2025	80	77
1.625%, 05/01/2030	30	25
Philip Morris International
5.750%, 11/17/2032	390	400
5.375%, 02/15/2033	4,826	4,794
5.125%, 11/17/2027	2,439	2,464
5.125%, 02/15/2030	5,331	5,276
5.000%, 11/17/2025	1,626	1,629
4.875%, 02/13/2026	1,241	1,238
4.875%, 02/15/2028	3,321	3,309
2.100%, 05/01/2030	460	380
Pilgrim's Pride
6.250%, 07/01/2033	1,355	1,320
3.500%, 03/01/2032	670	535

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Procter & Gamble
3.100%, 08/15/2023	$140	$140
3.000%, 03/25/2030	380	354
2.800%, 03/25/2027	130	124
Reckitt Benckiser Treasury Services PLC
2.750%, 06/26/2024 (D)	3,675	3,570
Reynolds American
8.125%, 05/01/2040	1,060	1,142
7.250%, 06/15/2037	745	783
6.150%, 09/15/2043	480	457
5.850%, 08/15/2045	4,055	3,543
Roche Holdings
2.076%, 12/13/2031 (D)	1,991	1,661
Shire Acquisitions Investments Ireland
2.875%, 09/23/2023	1,903	1,886
Takeda Pharmaceutical
4.400%, 11/26/2023	1,509	1,499
Target
2.250%, 04/15/2025	710	678
Trustees of the University of Pennsylvania
3.610%, 02/15/2119	43	30
Walmart
4.500%, 04/15/2053	1,154	1,106
4.100%, 04/15/2033	1,922	1,881
3.300%, 04/22/2024	175	173
2.375%, 09/24/2029	100	89
1.800%, 09/22/2031	200	167
1.500%, 09/22/2028	290	253

		138,264

Energy — 2.5%
Aker BP
3.100%, 07/15/2031 (D)	251	209
Apache
5.100%, 09/01/2040	110	90
4.750%, 04/15/2043	420	315
4.250%, 01/15/2030	20	18
4.250%, 01/15/2044	1,130	792
BP Capital Markets America
4.893%, 09/11/2033	1,795	1,783
4.812%, 02/13/2033	7,127	7,047
3.796%, 09/21/2025	90	88
3.633%, 04/06/2030	480	451
3.119%, 05/04/2026	400	384
3.000%, 02/24/2050	1,430	973
Cameron LNG LLC
3.302%, 01/15/2035 (D)	1,670	1,393
2.902%, 07/15/2031 (D)	1,530	1,332
Canadian Natural Resources
6.450%, 06/30/2033	200	207
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/2029	1,846	1,683

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chevron
3.078%, 05/11/2050	$950	$706
2.954%, 05/16/2026	1,100	1,056
1.995%, 05/11/2027	290	266
1.554%, 05/11/2025	830	783
Chevron USA
3.850%, 01/15/2028	990	976
ConocoPhillips
6.950%, 04/15/2029	995	1,106
4.150%, 11/15/2034	458	417
Continental Resources/Oklahoma
4.900%, 06/01/2044	810	609
4.375%, 01/15/2028 (F)	810	761
3.800%, 06/01/2024	770	755
2.268%, 11/15/2026 (D)	3,665	3,277
Coterra Energy
4.375%, 03/15/2029	1,840	1,735
3.900%, 05/15/2027	1,740	1,652
Devon Energy
7.875%, 09/30/2031	1,580	1,799
5.850%, 12/15/2025	1,400	1,418
5.600%, 07/15/2041	1,360	1,262
5.250%, 10/15/2027	98	97
5.000%, 06/15/2045	1,640	1,407
4.750%, 05/15/2042	567	475
4.500%, 01/15/2030	256	241
Diamondback Energy
6.250%, 03/15/2033	2,855	2,964
3.500%, 12/01/2029	1,350	1,219
3.250%, 12/01/2026	380	362
3.125%, 03/24/2031	320	273
Ecopetrol
5.875%, 05/28/2045	3,400	2,238
Enbridge
5.700%, 03/08/2033	1,695	1,724
Energy Transfer
6.250%, 04/15/2049	1,390	1,323
6.125%, 12/15/2045	893	832
5.750%, 02/15/2033	2,789	2,797
5.500%, 06/01/2027	620	622
5.400%, 10/01/2047	2,291	1,969
5.350%, 05/15/2045	1,265	1,081
5.300%, 04/01/2044	60	51
5.300%, 04/15/2047	1,983	1,680
5.250%, 04/15/2029	2,085	2,058
5.150%, 03/15/2045	1,604	1,346
5.000%, 05/15/2050	4,225	3,456
4.950%, 05/15/2028	2,536	2,476
4.950%, 06/15/2028	280	274
4.400%, 03/15/2027	340	328
4.000%, 10/01/2027	1,870	1,768
3.750%, 05/15/2030	2,180	1,974

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.900%, 05/15/2025	$740	$703
Enterprise Products Operating LLC
7.550%, 04/15/2038	60	69
6.125%, 10/15/2039	145	152
5.375%, ICE LIBOR USD 3 Month + 2.570%, 02/15/2078 (A)	290	236
5.350%, 01/31/2033	1,900	1,937
4.850%, 03/15/2044	60	54
4.800%, 02/01/2049	230	205
4.200%, 01/31/2050	310	251
4.150%, 10/16/2028	1,580	1,526
3.950%, 01/31/2060	300	224
3.700%, 01/31/2051	510	379
3.125%, 07/31/2029	350	316
2.800%, 01/31/2030	1,800	1,584
EOG Resources
4.950%, 04/15/2050	1,730	1,679
4.375%, 04/15/2030	860	847
4.150%, 01/15/2026	270	267
3.900%, 04/01/2035	590	533
EQT
7.000%, 02/01/2030	900	931
Equinor
3.000%, 04/06/2027	655	619
2.875%, 04/06/2025	3,205	3,096
Exxon Mobil
4.327%, 03/19/2050	2,636	2,356
4.227%, 03/19/2040	260	238
4.114%, 03/01/2046	910	789
3.482%, 03/19/2030	730	688
3.452%, 04/15/2051	1,927	1,479
3.043%, 03/01/2026	1,140	1,100
2.992%, 03/19/2025	1,530	1,484
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040 (D)	661	532
2.625%, 03/31/2036 (D)	964	782
2.160%, 03/31/2034 (D)	1,489	1,267
1.750%, 09/30/2027 (D)	2,992	2,769
Halliburton
3.800%, 11/15/2025	28	27
Hess
6.000%, 01/15/2040	2,240	2,209
5.800%, 04/01/2047	1,150	1,102
5.600%, 02/15/2041	914	861
HF Sinclair
5.875%, 04/01/2026	1,265	1,271
KazMunayGas National JSC
6.375%, 10/24/2048 (D)	470	383
5.750%, 04/19/2047 (D)	1,390	1,066
5.375%, 04/24/2030 (D)	1,520	1,375
Kinder Morgan
5.550%, 06/01/2045	500	454

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.200%, 03/01/2048	$1,365	$1,177
5.050%, 02/15/2046	260	219
4.300%, 06/01/2025	1,105	1,084
4.300%, 03/01/2028	450	435
Kinder Morgan Energy Partners
5.500%, 03/01/2044	70	63
5.400%, 09/01/2044	40	36
5.000%, 03/01/2043	50	42
Lukoil Capital DAC
3.600%, 10/26/2031 (D)	2,270	1,612
MPLX
5.500%, 02/15/2049	580	517
5.200%, 03/01/2047	320	276
5.200%, 12/01/2047	470	401
5.000%, 03/01/2033	2,305	2,217
4.950%, 03/14/2052	3,813	3,139
4.800%, 02/15/2029	120	117
4.700%, 04/15/2048	1,410	1,130
4.500%, 04/15/2038	810	697
4.000%, 03/15/2028	350	332
Occidental Petroleum
7.875%, 09/15/2031	140	155
7.500%, 05/01/2031	240	261
6.950%, 07/01/2024	1,473	1,487
5.550%, 03/15/2026	2,180	2,174
4.625%, 06/15/2045	400	309
4.400%, 04/15/2046	200	151
4.200%, 03/15/2048	390	289
4.100%, 02/15/2047 (F)	1,040	754
3.400%, 04/15/2026	100	93
3.200%, 08/15/2026	1,740	1,592
3.000%, 02/15/2027	510	461
Pertamina Persero
6.000%, 05/03/2042 (D)	1,220	1,186
Petrobras Global Finance
6.850%, 06/05/2115	1,090	929
6.250%, 03/17/2024	1,730	1,738
Petroleos del Peru
4.750%, 06/19/2032 (D)	4,690	3,359
Petroleos Mexicanos
6.950%, 01/28/2060	210	125
5.950%, 01/28/2031	560	402
5.625%, 01/23/2046	1,650	906
2.460%, 12/15/2025	939	906
2.378%, 04/15/2025	348	336
Petroleos Mexicanos MTN
6.750%, 09/21/2047	6,737	4,066
Phillips 66
1.300%, 02/15/2026	925	840
Pioneer Natural Resources
2.150%, 01/15/2031	1,590	1,300
1.900%, 08/15/2030	720	585

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.125%, 01/15/2026	$180	$163
Plains All American Pipeline/PAA Finance
3.550%, 12/15/2029	895	792
Reliance Industries
3.625%, 01/12/2052 (D)	2,230	1,582
2.875%, 01/12/2032 (D)	1,280	1,075
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (D)	1,270	1,092
4.950%, 07/15/2029 (D)	2,500	2,243
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	1,680	1,677
5.000%, 03/15/2027	3,145	3,108
4.500%, 05/15/2030	625	591
Saudi Arabian Oil
1.250%, 11/24/2023 (D)	840	822
Schlumberger Holdings
3.900%, 05/17/2028 (D)	857	813
Schlumberger Investment
3.650%, 12/01/2023	100	99
Shell International Finance BV
6.375%, 12/15/2038	660	737
4.550%, 08/12/2043	490	448
4.375%, 05/11/2045	990	877
4.125%, 05/11/2035	2,445	2,270
4.000%, 05/10/2046	170	143
3.750%, 09/12/2046	100	80
3.250%, 04/06/2050	930	682
2.750%, 04/06/2030	660	590
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (D)	1,020	1,013
Spectra Energy Partners LP
3.375%, 10/15/2026	140	132
Targa Resources
5.200%, 07/01/2027	1,530	1,510
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,200	2,525
2.900%, 03/01/2030 (D)	2,935	2,522
TransCanada PipeLines
4.625%, 03/01/2034	2,415	2,227
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026	1,820	1,928
Western Midstream Operating
3.350%, 02/01/2025	330	315
Williams
8.750%, 03/15/2032	1,284	1,528
7.750%, 06/15/2031	339	375
7.500%, 01/15/2031	9	10
5.750%, 06/24/2044	517	495
5.100%, 09/15/2045	670	593
4.900%, 01/15/2045	450	386

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.750%, 06/15/2027	$410	$391

		181,950

Financials — 11.0%
ABN AMRO Bank
2.470%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 12/13/2029 (A)(D)	2,000	1,689
Aegon
3.515%, USD ICE Swap 11:00 NY 10 Yr + 0.100%(A)(G)	2,180	1,717
Ally Financial
1.450%, 10/02/2023	1,235	1,215
American Express
5.043%, U.S. SOFR + 1.835%, 05/01/2034 (A)	3,442	3,398
4.050%, 05/03/2029	950	913
4.050%, 12/03/2042	70	61
3.950%, 08/01/2025	1,440	1,405
3.375%, 05/03/2024	540	530
2.550%, 03/04/2027	625	574
2.500%, 07/30/2024	3,000	2,902
American International Group
5.125%, 03/27/2033	711	697
3.900%, 04/01/2026	281	272
3.875%, 01/15/2035	315	272
2.500%, 06/30/2025	272	258
Antares Holdings
3.750%, 07/15/2027 (D)	1,914	1,605
Aon / Aon Global Holdings PLC
3.900%, 02/28/2052	2,480	1,913
Apollo Management Holdings
4.400%, 05/27/2026 (D)	1,015	973
Arthur J Gallagher
5.750%, 03/02/2053	1,980	1,973
Athene Global Funding
5.810%, SOFRINDX + 0.700%, 05/24/2024 (A)(D)	2,425	2,397
3.205%, 03/08/2027 (D)	1,470	1,332
2.950%, 11/12/2026 (D)	3,910	3,504
2.717%, 01/07/2029 (D)	1,245	1,027
1.985%, 08/19/2028 (D)	2,635	2,118
Athene Holding
4.125%, 01/12/2028	1,140	1,054
Avolon Holdings Funding
3.950%, 07/01/2024 (D)	535	517
3.250%, 02/15/2027 (D)	400	351
2.875%, 02/15/2025 (D)	1,420	1,325
2.528%, 11/18/2027 (D)	1,073	887

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Banco Santander
4.175%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.000%, 03/24/2028 (A)	$200	$188
2.746%, 05/28/2025	2,200	2,057
1.722%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 09/14/2027 (A)	655	572
Bank Gospodarstwa Krajowego MTN
5.375%, 05/22/2033 (D)	1,100	1,099
Bank of America
5.288%, U.S. SOFR + 1.910%, 04/25/2034 (A)	11,285	11,213
5.202%, U.S. SOFR + 1.630%, 04/25/2029 (A)	3,373	3,361
5.080%, U.S. SOFR + 1.290%, 01/20/2027 (A)	3,381	3,356
4.571%, U.S. SOFR + 1.830%, 04/27/2033 (A)	4,720	4,434
3.419%, TSFR3M + 1.040%, 12/20/2028 (A)	8,141	7,486
2.687%, U.S. SOFR + 1.320%, 04/22/2032 (A)	380	314
2.592%, U.S. SOFR + 2.150%, 04/29/2031 (A)	4,300	3,611
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (A)	7,560	6,139
2.299%, U.S. SOFR + 1.220%, 07/21/2032 (A)	135	108
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (A)	13,910	12,405
1.658%, U.S. SOFR + 0.910%, 03/11/2027 (A)	9,400	8,491
Bank of America MTN
5.000%, 01/21/2044	1,800	1,693
4.450%, 03/03/2026	1,630	1,594
4.376%, U.S. SOFR + 1.580%, 04/27/2028 (A)	2,060	1,992
4.250%, 10/22/2026	130	126
4.200%, 08/26/2024	2,720	2,675
4.083%, TSFR3M + 3.412%, 03/20/2051 (A)	2,510	2,020
4.000%, 04/01/2024	2,110	2,085
4.000%, 01/22/2025	1,580	1,543
3.974%, TSFR3M + 1.472%, 02/07/2030 (A)	2,255	2,092
3.970%, TSFR3M + 1.332%, 03/05/2029 (A)	1,780	1,679
3.705%, TSFR3M + 1.512%, 04/24/2028 (A)	2,575	2,421
3.593%, TSFR3M + 1.632%, 07/21/2028 (A)	710	662
3.500%, 04/19/2026	1,210	1,166

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.093%, TSFR3M + 1.090%, 10/01/2025 (A)	$1,915	$1,846
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (A)	1,230	1,026
2.884%, TSFR3M + 1.452%, 10/22/2030 (A)	480	413
2.496%, TSFR3M + 1.252%, 02/13/2031 (A)	1,435	1,202
2.087%, U.S. SOFR + 1.060%, 06/14/2029 (A)	12,310	10,541
1.319%, U.S. SOFR + 1.150%, 06/19/2026 (A)	60	55
1.197%, U.S. SOFR + 1.010%, 10/24/2026 (A)	385	347
Bank of Montreal MTN
1.850%, 05/01/2025	1,360	1,274
Bank of New York Mellon
4.947%, U.S. SOFR + 1.026%, 04/26/2027 (A)	4,593	4,578
4.543%, U.S. SOFR + 1.169%, 02/01/2029 (A)	2,735	2,688
Bank of New York Mellon MTN
4.967%, U.S. SOFR + 1.606%, 04/26/2034 (A)	4,210	4,186
3.650%, 02/04/2024	150	148
3.250%, 09/11/2024	270	263
3.250%, 05/16/2027	270	255
1.600%, 04/24/2025	410	385
Bank of Nova Scotia
4.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.551%(A)(G)	1,385	1,261
4.588%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.050%, 05/04/2037 (A)	710	617
1.300%, 06/11/2025	760	700
Bank of Nova Scotia MTN
3.450%, 04/11/2025	1,950	1,882
Barclays PLC
7.437%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.500%, 11/02/2033 (A)	3,010	3,281
6.224%, U.S. SOFR + 2.980%, 05/09/2034 (A)	2,340	2,362
5.829%, U.S. SOFR + 2.210%, 05/09/2027 (A)	4,532	4,522
4.375%, 01/12/2026	4,430	4,279
Barclays PLC MTN
4.972%, ICE LIBOR USD 3 Month + 1.902%, 05/16/2029 (A)	1,070	1,021
Berkshire Hathaway Finance
4.250%, 01/15/2049	1,260	1,135
3.850%, 03/15/2052	1,890	1,542

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Blackstone Secured Lending Fund
3.625%, 01/15/2026	$1,255	$1,156
BNP Paribas
5.198%, ICE LIBOR USD 3 Month + 2.567%, 01/10/2030 (A)(D)	1,220	1,197
5.125%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.450%, 01/13/2029 (A)(D)	3,070	3,060
4.705%, ICE LIBOR USD 3 Month + 2.235%, 01/10/2025 (A)(D)	1,450	1,436
4.400%, 08/14/2028 (D)	1,420	1,360
3.375%, 01/09/2025 (D)	420	405
2.871%, U.S. SOFR + 1.387%, 04/19/2032 (A)(D)	2,350	1,938
2.219%, U.S. SOFR + 2.074%, 06/09/2026 (A)(D)	950	882
BNP Paribas MTN
4.375%, USD Swap Semi 30/360 5 Yr Curr + 1.483%, 03/01/2033 (A)(D)	380	347
BPCE
5.150%, 07/21/2024 (D)	1,550	1,517
BPCE MTN
5.975%, U.S. SOFR + 2.100%, 01/18/2027 (A)(D)	3,120	3,116
Brighthouse Financial
4.700%, 06/22/2047	4	3
3.850%, 12/22/2051	680	417
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (D)	2,965	2,839
Canadian Imperial Bank of Commerce
0.950%, 06/23/2023	750	748
Cantor Fitzgerald
4.500%, 04/14/2027 (D)	2,295	2,149
Capital One Financial
1.343%, U.S. SOFR + 0.690%, 12/06/2024 (A)	3,760	3,646
Cboe Global Markets
3.000%, 03/16/2032	2,520	2,185
Charles Schwab
5.853%, U.S. SOFR + 2.500%, 05/19/2034 (A)	1,367	1,386
5.643%, U.S. SOFR + 2.210%, 05/19/2029 (A)	6,458	6,465
Chubb INA Holdings
3.350%, 05/03/2026	420	410
CI Financial
4.100%, 06/15/2051	2,015	1,206
3.200%, 12/17/2030	2,610	1,957
Citadel
4.875%, 01/15/2027 (D)	1,240	1,194
Citigroup
8.125%, 07/15/2039	3,046	3,869

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.174%, U.S. SOFR + 2.661%, 05/25/2034 (A)	$5,568	$5,647
5.610%, U.S. SOFR + 1.546%, 09/29/2026 (A)	4,970	5,006
5.500%, 09/13/2025	1,370	1,370
5.300%, 05/06/2044	255	233
4.910%, U.S. SOFR + 2.086%, 05/24/2033 (A)	700	681
4.750%, 05/18/2046	150	126
4.658%, U.S. SOFR + 1.887%, 05/24/2028 (A)	600	590
4.650%, 07/30/2045	1,140	1,010
4.650%, 07/23/2048	280	249
4.600%, 03/09/2026	2,785	2,717
4.450%, 09/29/2027	1,380	1,326
4.412%, U.S. SOFR + 3.914%, 03/31/2031 (A)	2,020	1,911
4.400%, 06/10/2025	2,040	1,992
4.300%, 11/20/2026	590	569
4.125%, 07/25/2028	260	244
3.785%, U.S. SOFR + 1.939%, 03/17/2033 (A)	1,780	1,580
3.352%, TSFR3M + 1.158%, 04/24/2025 (A)	1,385	1,354
3.200%, 10/21/2026	565	530
3.106%, U.S. SOFR + 2.842%, 04/08/2026 (A)	560	537
3.070%, U.S. SOFR + 1.280%, 02/24/2028 (A)	1,235	1,144
3.057%, U.S. SOFR + 1.351%, 01/25/2033 (A)	8,560	7,200
2.976%, U.S. SOFR + 1.422%, 11/05/2030 (A)	2,575	2,231
2.572%, U.S. SOFR + 2.107%, 06/03/2031 (A)	12,910	10,809
2.561%, U.S. SOFR + 1.167%, 05/01/2032 (A)	4,920	4,039
2.520%, U.S. SOFR + 1.177%, 11/03/2032 (A)	2,040	1,646
Cooperatieve Rabobank UA
5.564%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.400%, 02/28/2029 (A)(D)	5,519	5,531
4.375%, 08/04/2025	1,580	1,539
3.758%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.420%, 04/06/2033 (A)(D)	3,290	2,894
3.649%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.220%, 04/06/2028 (A)(D)	780	728
Credit Agricole SA/London MTN
1.907%, U.S. SOFR + 1.676%, 06/16/2026 (A)(D)	630	582

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Credit Suisse AG/New York NY
5.000%, 07/09/2027	$600	$578
2.950%, 04/09/2025	790	739
Credit Suisse AG/New York NY MTN
3.625%, 09/09/2024	1,360	1,302
Credit Suisse Group
9.016%, U.S. SOFR + 5.020%, 11/15/2033 (A)(D)	6,210	7,365
6.537%, U.S. SOFR + 3.920%, 08/12/2033 (A)(D)	9,480	9,675
6.442%, U.S. SOFR + 3.700%, 08/11/2028 (A)(D)	2,269	2,261
6.373%, U.S. SOFR + 3.340%, 07/15/2026 (A)(D)(F)	1,405	1,383
4.282%, 01/09/2028 (D)	1,224	1,119
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (A)(D)	2,690	2,364
3.750%, 03/26/2025	2,160	2,028
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (A)(D)	6,302	5,066
2.593%, U.S. SOFR + 1.560%, 09/11/2025 (A)(D)	2,940	2,767
1.305%, SOFRINDX + 0.980%, 02/02/2027 (A)(D)	6,925	5,980
Credit Suisse NY
7.950%, 01/09/2025	1,570	1,594
7.500%, 02/15/2028	3,000	3,178
4.750%, 08/09/2024	770	750
Danske Bank
6.466%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.100%, 01/09/2026 (A)(D)	2,255	2,258
5.375%, 01/12/2024 (D)	940	933
3.244%, ICE LIBOR USD 3 Month + 1.591%, 12/20/2025 (A)(D)	1,320	1,257
1.226%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.000%, 06/22/2024 (A)(D)	550	549
Danske Bank MTN
0.976%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.550%, 09/10/2025 (A)(D)	1,110	1,035
Deutsche Bank NY
7.079%, U.S. SOFR + 3.650%, 02/10/2034 (A)	316	289
3.742%, U.S. SOFR + 2.257%, 01/07/2033 (A)	2,987	2,163
Discover Bank
4.200%, 08/08/2023	1,130	1,126
DNB Bank
1.605%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.680%, 03/30/2028 (A)(D)	1,225	1,065

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
F&G Global Funding
1.750%, 06/30/2026 (D)	$1,580	$1,409
Farmers Exchange Capital
7.200%, 07/15/2048 (D)	1,788	1,849
Farmers Exchange Capital II
6.151%, ICE LIBOR USD 3 Month + 3.744%, 11/01/2053 (A)(D)	4,120	4,001
Fiserv
5.600%, 03/02/2033	392	402
5.450%, 03/02/2028	1,828	1,856
Global Payments
4.950%, 08/15/2027	1,666	1,640
2.150%, 01/15/2027	2,731	2,438
Goldman Sachs Capital II
6.264%, ICE LIBOR USD 3 Month + 0.768%(A)(G)	435	328
Goldman Sachs Group
6.750%, 10/01/2037	1,629	1,738
6.250%, 02/01/2041	1,290	1,378
5.150%, 05/22/2045	1,870	1,725
4.750%, 10/21/2045	400	359
4.387%, U.S. SOFR + 1.510%, 06/15/2027 (A)	2,610	2,559
4.250%, 10/21/2025	1,090	1,062
4.223%, TSFR3M + 1.563%, 05/01/2029 (A)	500	474
3.750%, 05/22/2025	500	484
3.615%, U.S. SOFR + 1.846%, 03/15/2028 (A)	310	293
3.500%, 01/23/2025	150	145
3.500%, 04/01/2025	870	840
3.500%, 11/16/2026	2,420	2,294
3.272%, TSFR3M + 1.463%, 09/29/2025 (A)	4,160	4,023
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (A)	120	88
2.908%, U.S. SOFR + 1.472%, 07/21/2042 (A)	280	195
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (A)	8,995	7,369
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (A)	8,860	7,134
1.948%, U.S. SOFR + 0.913%, 10/21/2027 (A)	1,706	1,519
1.542%, U.S. SOFR + 0.818%, 09/10/2027 (A)	10,060	8,873
1.431%, U.S. SOFR + 0.798%, 03/09/2027 (A)	9,675	8,692
1.217%, 12/06/2023	4,235	4,142
0.925%, U.S. SOFR + 0.486%, 10/21/2024 (A)	2,475	2,425
Guardian Life Global Funding
1.100%, 06/23/2025 (D)	290	265

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HSBC Bank USA
7.000%, 01/15/2039	$510	$558
HSBC Holdings PLC
6.332%, U.S. SOFR + 2.650%, 03/09/2044 (A)	1,843	1,908
6.254%, U.S. SOFR + 2.390%, 03/09/2034 (A)	3,635	3,739
6.161%, U.S. SOFR + 1.970%, 03/09/2029 (A)	3,142	3,204
4.755%, U.S. SOFR + 2.110%, 06/09/2028 (A)	660	640
4.583%, ICE LIBOR USD 3 Month + 1.535%, 06/19/2029 (A)	660	626
4.300%, 03/08/2026	5,405	5,275
4.250%, 03/14/2024	1,190	1,171
4.250%, 08/18/2025	960	927
4.041%, ICE LIBOR USD 3 Month + 1.546%, 03/13/2028 (A)	1,030	972
3.973%, ICE LIBOR USD 3 Month + 1.610%, 05/22/2030 (A)	970	885
2.999%, U.S. SOFR + 1.430%, 03/10/2026 (A)	675	641
2.871%, U.S. SOFR + 1.410%, 11/22/2032 (A)	1,250	1,007
2.804%, U.S. SOFR + 1.187%, 05/24/2032 (A)	1,580	1,282
2.357%, U.S. SOFR + 1.947%, 08/18/2031 (A)	410	330
2.206%, U.S. SOFR + 1.285%, 08/17/2029 (A)	3,735	3,150
2.099%, U.S. SOFR + 1.929%, 06/04/2026 (A)	4,845	4,502
2.013%, U.S. SOFR + 1.732%, 09/22/2028 (A)	3,325	2,877
1.645%, U.S. SOFR + 1.538%, 04/18/2026 (A)	290	268
1.589%, U.S. SOFR + 1.290%, 05/24/2027 (A)	3,320	2,946
ING Bank
5.800%, 09/25/2023 (D)	202	202
Intercontinental Exchange
4.950%, 06/15/2052	270	256
4.600%, 03/15/2033	2,130	2,069
1.850%, 09/15/2032	3,890	3,016
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (D)	1,260	1,199
5.017%, 06/26/2024 (D)	870	846
Jackson Financial
3.125%, 11/23/2031	2,780	2,155
JPMorgan Chase
8.750%, 09/01/2030	1,725	2,053
5.849%, ICE LIBOR USD 3 Month + 0.550%, 02/01/2027 (A)	2,740	2,530

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.350%, U.S. SOFR + 1.845%, 06/01/2034 (A)	$1,132	$1,146
4.950%, 06/01/2045	300	278
4.452%, TSFR3M + 1.592%, 12/05/2029 (A)	740	714
4.250%, 10/01/2027	2,070	2,020
4.203%, TSFR3M + 1.522%, 07/23/2029 (A)	940	900
4.125%, 12/15/2026	2,420	2,370
4.023%, TSFR3M + 1.262%, 12/05/2024 (A)	2,220	2,200
3.882%, TSFR3M + 1.622%, 07/24/2038 (A)	215	185
3.875%, 09/10/2024	440	431
3.625%, 05/13/2024	1,490	1,464
3.625%, 12/01/2027	1,000	945
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (A)	210	145
2.956%, TSFR3M + 2.515%, 05/13/2031 (A)	1,760	1,504
2.947%, U.S. SOFR + 1.170%, 02/24/2028 (A)	1,470	1,360
2.739%, TSFR3M + 1.510%, 10/15/2030 (A)	1,640	1,421
2.580%, TSFR3M + 1.250%, 04/22/2032 (A)	1,212	1,009
2.545%, U.S. SOFR + 1.180%, 11/08/2032 (A)	2,640	2,164
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (A)	1,960	1,664
2.301%, U.S. SOFR + 1.160%, 10/15/2025 (A)	470	449
2.083%, U.S. SOFR + 1.850%, 04/22/2026 (A)	1,280	1,203
2.069%, U.S. SOFR + 1.015%, 06/01/2029 (A)	2,525	2,185
2.005%, TSFR3M + 1.585%, 03/13/2026 (A)	75	71
1.953%, U.S. SOFR + 1.065%, 02/04/2032 (A)	3,645	2,902
1.578%, U.S. SOFR + 0.885%, 04/22/2027 (A)	10,045	9,025
1.470%, U.S. SOFR + 0.765%, 09/22/2027 (A)	7,110	6,301
1.045%, U.S. SOFR + 0.800%, 11/19/2026 (A)	1,670	1,504
0.969%, TSFR3M + 0.580%, 06/23/2025 (A)	8,540	8,121
KeyBank MTN
5.000%, 01/26/2033	2,401	2,110
KeyCorp MTN
2.250%, 04/06/2027	1,588	1,309

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
KKR Group Finance II LLC
5.500%, 02/01/2043 (D)(F)	$120	$109
KKR Group Finance III LLC
5.125%, 06/01/2044 (D)	1,005	873
Lehman Brothers Holdings
6.500%, 12/31/2049 (H)	4,040	–
Lehman Brothers Holdings MTN
6.750%, 12/31/2049 (H)	10,370	–
Lehman Brothers Holdings Capital Trust VII MTN
5.857%, ICE LIBOR USD 3 Month + 0.840%(G)(H)	20,630	–
Lloyds Bank PLC
3.500%, 05/14/2025	100	96
Lloyds Banking Group PLC
4.976%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 08/11/2033 (A)	2,750	2,602
4.375%, 03/22/2028	1,180	1,136
3.870%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.500%, 07/09/2025 (A)	530	517
3.750%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.800%, 03/18/2028 (A)	200	187
3.574%, ICE LIBOR USD 3 Month + 1.205%, 11/07/2028 (A)	1,710	1,563
1.627%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/2027 (A)	3,000	2,680
M&T Bank
5.053%, U.S. SOFR + 1.850%, 01/27/2034 (A)	1,414	1,305
Macquarie Group
4.442%, U.S. SOFR + 2.405%, 06/21/2033 (A)(D)	1,085	984
1.340%, U.S. SOFR + 1.069%, 01/12/2027 (A)(D)	2,395	2,144
Macquarie Group MTN
5.033%, ICE LIBOR USD 3 Month + 1.750%, 01/15/2030 (A)(D)	635	625
2.871%, U.S. SOFR + 1.532%, 01/14/2033 (A)(D)	3,815	3,060
Manufacturers & Traders Trust
4.700%, 01/27/2028	1,119	1,047
Marsh & McLennan
5.750%, 11/01/2032	1,510	1,594
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (D)	2,220	2,218
Mastercard
3.850%, 03/26/2050	2,850	2,428
3.375%, 04/01/2024	240	236

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mercury General
4.400%, 03/15/2027	$1,720	$1,645
MetLife
6.400%, 12/15/2036	1,400	1,380
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (D)	4,445	4,194
0.900%, 06/08/2023 (D)(F)	1,540	1,539
Metropolitan Life Global Funding I MTN
5.000%, 01/06/2026 (D)	2,345	2,335
3.300%, 03/21/2029 (D)	2,460	2,247
Mitsubishi UFJ Financial Group
5.719%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.080%, 02/20/2026 (A)	3,510	3,508
5.475%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.530%, 02/22/2031 (A)	992	1,001
5.441%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.630%, 02/22/2034 (A)	1,772	1,785
5.422%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.380%, 02/22/2029 (A)	1,617	1,620
5.406%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.970%, 04/19/2034 (A)	1,576	1,583
5.063%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 09/12/2025 (A)	3,240	3,212
4.080%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 04/19/2028 (A)	720	687
3.837%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.125%, 04/17/2026 (A)	700	675
Mizuho Financial Group
5.739%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.650%, 05/27/2031 (A)	1,620	1,647
Morgan Stanley
6.342%, U.S. SOFR + 2.560%, 10/18/2033 (A)	2,617	2,803
5.948%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.430%, 01/19/2038 (A)	1,170	1,156
5.250%, U.S. SOFR + 1.870%, 04/21/2034 (A)	4,456	4,425
5.164%, U.S. SOFR + 1.590%, 04/20/2029 (A)	755	752
5.123%, U.S. SOFR + 1.730%, 02/01/2029 (A)	755	751
2.484%, U.S. SOFR + 1.360%, 09/16/2036 (A)	1,970	1,487

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.593%, U.S. SOFR + 0.879%, 05/04/2027 (A)	$1,745	$1,569
Morgan Stanley MTN
4.431%, TSFR3M + 1.628%, 01/23/2030 (A)	70	67
4.350%, 09/08/2026	235	229
4.000%, 07/23/2025	580	567
3.772%, TSFR3M + 1.140%, 01/24/2029 (A)	280	263
3.622%, U.S. SOFR + 3.120%, 04/01/2031 (A)	3,165	2,861
3.591%, ICE LIBOR USD 3 Month + 1.340%, 07/22/2028 (A)	270	252
2.699%, U.S. SOFR + 1.143%, 01/22/2031 (A)	10	9
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (A)	4,190	3,401
2.475%, U.S. SOFR + 1.000%, 01/21/2028 (A)	3,660	3,323
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (A)	8,485	6,769
2.188%, U.S. SOFR + 1.990%, 04/28/2026 (A)	2,020	1,907
1.512%, U.S. SOFR + 0.858%, 07/20/2027 (A)	8,545	7,609
1.164%, U.S. SOFR + 0.560%, 10/21/2025 (A)	1,770	1,653
National Securities Clearing
5.000%, 05/30/2028 (D)	1,186	1,191
1.500%, 04/23/2025 (D)	510	475
Nationwide Building Society
4.363%, ICE LIBOR USD 3 Month + 1.392%, 08/01/2024 (A)(D)	5,240	5,220
Nationwide Building Society MTN
2.972%, U.S. SOFR + 1.290%, 02/16/2028 (A)(D)	2,565	2,323
Nationwide Mutual Insurance
7.156%, ICE LIBOR USD 3 Month + 2.290%, 12/15/2024 (A)(D)	4,407	4,402
Natwest Group PLC
4.519%, ICE LIBOR USD 3 Month + 1.550%, 06/25/2024 (A)	820	818
4.269%, ICE LIBOR USD 3 Month + 1.762%, 03/22/2025 (A)	4,630	4,552
NatWest Group PLC
7.472%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.850%, 11/10/2026 (A)	2,180	2,263
1.642%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 06/14/2027 (A)	1,640	1,451
New York Life Global Funding
0.950%, 06/24/2025 (D)	550	506

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
New York Life Insurance
3.750%, 05/15/2050 (D)	$650	$494
Nordea Bank ABP
1.000%, 06/09/2023 (D)	1,370	1,368
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (D)	2,966	2,119
Ohio National Financial Services
6.800%, 01/24/2030 (D)	1,775	1,639
Park Aerospace Holdings
5.500%, 02/15/2024 (D)	238	235
PayPal Holdings
4.400%, 06/01/2032 (F)	740	713
2.300%, 06/01/2030	6,150	5,222
1.650%, 06/01/2025	640	602
PNC Bank
3.875%, 04/10/2025	910	873
PNC Financial Services Group
5.068%, U.S. SOFR + 1.933%, 01/24/2034 (A)	4,540	4,383
3.500%, 01/23/2024	255	252
Principal Life Global Funding II
2.250%, 11/21/2024 (D)	2,940	2,799
1.250%, 06/23/2025 (D)	270	248
Progressive
4.950%, 06/15/2033	1,899	1,895
Prospect Capital
3.706%, 01/22/2026	785	689
Royal Bank of Canada
5.347%, 06/29/2085 (A)	860	697
Royal Bank of Canada MTN
2.250%, 11/01/2024	170	163
1.150%, 06/10/2025	730	673
Santander Holdings USA
6.499%, U.S. SOFR + 2.356%, 03/09/2029 (A)	3,129	3,172
Santander UK Group Holdings PLC
4.796%, ICE LIBOR USD 3 Month + 1.570%, 11/15/2024 (A)	4,580	4,543
2.896%, U.S. SOFR + 1.475%, 03/15/2032 (A)	350	285
2.469%, U.S. SOFR + 1.220%, 01/11/2028 (A)	705	619
1.673%, U.S. SOFR + 0.989%, 06/14/2027 (A)	1,885	1,633
1.532%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.250%, 08/21/2026 (A)	1,140	1,020
1.089%, U.S. SOFR + 0.787%, 03/15/2025 (A)	4,785	4,569
SBL Holdings
5.000%, 02/18/2031 (D)	2,382	1,936
Societe Generale
3.625%, 03/01/2041 (D)	1,370	859

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Societe Generale MTN
2.625%, 01/22/2025 (D)	$1,345	$1,264
Standard Chartered PLC
5.700%, 03/26/2044 (D)(F)	427	388
5.200%, 01/26/2024 (D)	410	406
State Street
3.300%, 12/16/2024	310	301
STORE Capital
4.625%, 03/15/2029	843	726
4.500%, 03/15/2028	1,767	1,525
2.750%, 11/18/2030	1,169	847
2.700%, 12/01/2031	459	316
Swedbank
1.300%, 06/02/2023 (D)	930	930
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (D)	148	165
4.900%, 09/15/2044 (D)	600	546
4.270%, 05/15/2047 (D)	175	145
3.300%, 05/15/2050 (D)	2,360	1,632
Toronto-Dominion Bank MTN
4.456%, 06/08/2032	4,460	4,216
2.800%, 03/10/2027	3,445	3,169
1.150%, 06/12/2025	730	673
0.750%, 06/12/2023	1,430	1,428
Travelers
4.600%, 08/01/2043	50	46
Truist Bank
3.800%, 10/30/2026	250	228
Truist Financial MTN
4.260%, U.S. SOFR + 1.456%, 07/28/2026 (A)	4,225	4,062
Trust Fibra Uno
6.390%, 01/15/2050 (D)	956	705
UBS MTN
4.500%, 06/26/2048 (D)	1,540	1,383
UBS Group
5.959%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.200%, 01/12/2034 (A)(D)	1,233	1,237
4.751%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 05/12/2028 (A)(D)	660	632
4.488%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 05/12/2026 (A)(D)	520	503
4.253%, 03/23/2028 (D)	1,490	1,392
4.125%, 09/24/2025 (D)	1,010	970
2.746%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/2033 (A)(D)	400	316

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
US Bancorp
5.850%, U.S. SOFR + 2.090%, 10/21/2033 (A)	$960	$969
5.727%, U.S. SOFR + 1.430%, 10/21/2026 (A)	475	472
4.839%, U.S. SOFR + 1.600%, 02/01/2034 (A)	4,725	4,434
4.653%, U.S. SOFR + 1.230%, 02/01/2029 (A)(F)	4,760	4,590
1.450%, 05/12/2025	1,610	1,489
US Bancorp MTN
3.600%, 09/11/2024	160	156
Validus Holdings
8.875%, 01/26/2040	1,460	1,780
Visa
4.300%, 12/14/2045	810	752
3.150%, 12/14/2025	420	406
WEA Finance LLC / Westfield UK & Europe Finance PLC
3.750%, 09/17/2024 (D)	1,370	1,294
Wells Fargo
7.950%, 11/15/2029	925	1,018
5.760%, ICE LIBOR USD 3 Month + 0.500%, 01/15/2027 (A)	2,395	2,162
5.606%, 01/15/2044	700	668
5.389%, U.S. SOFR + 2.020%, 04/24/2034 (A)	6,027	6,035
5.375%, 11/02/2043	220	207
4.480%, 01/16/2024	392	389
3.000%, 10/23/2026	1,640	1,530
2.188%, U.S. SOFR + 2.000%, 04/30/2026 (A)	6,380	6,001
Wells Fargo MTN
5.013%, TSFR3M + 4.502%, 04/04/2051 (A)	9,355	8,560
4.900%, 11/17/2045	1,310	1,140
4.897%, U.S. SOFR + 2.100%, 07/25/2033 (A)	8,768	8,458
4.750%, 12/07/2046	2,365	1,993
4.650%, 11/04/2044	560	475
4.478%, U.S. SOFR + 4.032%, 04/04/2031 (A)	5,280	5,025
4.400%, 06/14/2046	220	178
4.300%, 07/22/2027	1,180	1,137
4.150%, 01/24/2029	1,450	1,374
3.750%, 01/24/2024	360	356
3.584%, TSFR3M + 1.572%, 05/22/2028 (A)	3,275	3,072
3.526%, U.S. SOFR + 1.510%, 03/24/2028 (A)	5,730	5,371
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (A)	7,015	6,026

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.196%, TSFR3M + 1.432%, 06/17/2027 (A)	$3,675	$3,449
2.879%, TSFR3M + 1.432%, 10/30/2030 (A)	2,530	2,189
2.572%, U.S. SOFR + 1.262%, 02/11/2031 (A)	415	350
2.406%, TSFR3M + 1.087%, 10/30/2025 (A)	1,190	1,137
2.393%, U.S. SOFR + 2.100%, 06/02/2028 (A)	2,610	2,333
Westpac Banking
2.668%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/2035 (A)	785	605
Willis North America
5.350%, 05/15/2033	3,010	2,960

		809,237

Health Care — 2.9%
Abbott Laboratories
4.900%, 11/30/2046	840	839
4.750%, 11/30/2036	1,591	1,601
3.750%, 11/30/2026	406	401
1.400%, 06/30/2030	1,723	1,416
AbbVie
4.875%, 11/14/2048	130	121
4.550%, 03/15/2035	1,148	1,094
4.500%, 05/14/2035	325	308
4.450%, 05/14/2046	507	437
4.300%, 05/14/2036	498	459
4.250%, 11/21/2049	8,293	7,024
4.050%, 11/21/2039	813	697
3.800%, 03/15/2025	700	685
3.750%, 11/14/2023	160	159
3.600%, 05/14/2025	560	545
3.200%, 05/14/2026	145	139
3.200%, 11/21/2029	3,595	3,263
2.950%, 11/21/2026	610	576
2.600%, 11/21/2024	2,760	2,658
Amgen
6.375%, 06/01/2037	1,785	1,941
5.650%, 03/02/2053	9,577	9,581
5.600%, 03/02/2043	2,040	2,020
5.250%, 03/02/2025	3,824	3,835
5.250%, 03/02/2033	2,420	2,428
5.150%, 03/02/2028	2,297	2,316
5.150%, 11/15/2041	316	299
4.663%, 06/15/2051	104	91
4.400%, 05/01/2045	900	762
3.625%, 05/22/2024	220	216
3.150%, 02/21/2040	880	663
2.000%, 01/15/2032	2,710	2,148

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Astrazeneca Finance LLC
4.900%, 03/03/2030	$2,295	$2,330
4.875%, 03/03/2028	1,680	1,701
Baxter International
3.950%, 04/01/2030	890	821
Bayer US Finance II LLC
4.875%, 06/25/2048 (D)	2,228	1,935
4.700%, 07/15/2064 (D)	400	315
4.625%, 06/25/2038 (D)	2,097	1,844
4.400%, 07/15/2044 (D)	2,750	2,201
Becton Dickinson
4.685%, 12/15/2044	412	372
3.734%, 12/15/2024	446	435
3.363%, 06/06/2024	531	520
Bristol-Myers Squibb
3.400%, 07/26/2029	253	238
3.200%, 06/15/2026	768	741
2.900%, 07/26/2024	1,352	1,320
Centene
3.000%, 10/15/2030	5,616	4,699
Cigna Group
5.400%, 03/15/2033	2,953	3,012
4.900%, 12/15/2048	140	127
4.375%, 10/15/2028	1,260	1,228
4.125%, 11/15/2025	450	441
3.750%, 07/15/2023	715	713
3.400%, 03/15/2050	1,650	1,175
3.400%, 03/15/2051	1,050	752
3.250%, 04/15/2025	1,000	966
CommonSpirit Health
4.350%, 11/01/2042	690	589
CVS Health
5.875%, 06/01/2053	906	910
5.250%, 02/21/2033	1,456	1,460
5.125%, 02/21/2030	2,745	2,736
5.125%, 07/20/2045	170	155
5.050%, 03/25/2048	9,268	8,372
5.000%, 02/20/2026	3,900	3,904
4.875%, 07/20/2035	225	214
4.780%, 03/25/2038	330	305
4.300%, 03/25/2028	1,809	1,763
4.250%, 04/01/2050	630	512
4.125%, 04/01/2040	240	200
3.875%, 07/20/2025	929	909
3.750%, 04/01/2030	1,835	1,688
3.625%, 04/01/2027	620	593
3.375%, 08/12/2024	95	93
2.125%, 09/15/2031	660	531
1.875%, 02/28/2031	210	168
DH Europe Finance II Sarl
2.200%, 11/15/2024	1,884	1,805

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Elevance Health
4.625%, 05/15/2042	$219	$196
4.550%, 05/15/2052	490	430
4.100%, 05/15/2032	1,090	1,025
3.650%, 12/01/2027	330	315
3.500%, 08/15/2024	1,950	1,907
3.350%, 12/01/2024	1,190	1,156
Eli Lilly
4.950%, 02/27/2063	536	532
4.875%, 02/27/2053	1,148	1,157
4.700%, 02/27/2033	760	774
Gilead Sciences
4.750%, 03/01/2046	40	37
4.600%, 09/01/2035	864	834
4.000%, 09/01/2036	613	557
3.700%, 04/01/2024	1,540	1,518
3.650%, 03/01/2026	890	864
2.600%, 10/01/2040	1,192	852
1.650%, 10/01/2030	689	563
HCA
5.900%, 06/01/2053	1,730	1,668
5.500%, 06/01/2033	1,445	1,442
5.500%, 06/15/2047	1,790	1,638
5.250%, 04/15/2025	750	744
5.250%, 06/15/2026	1,015	1,008
5.250%, 06/15/2049	2,905	2,562
5.200%, 06/01/2028	3,539	3,517
4.625%, 03/15/2052 (D)	2,650	2,134
4.125%, 06/15/2029	2,500	2,321
3.625%, 03/15/2032 (D)	4,395	3,831
3.500%, 07/15/2051	1,287	866
2.375%, 07/15/2031	1,015	815
Humana
4.950%, 10/01/2044	200	180
4.800%, 03/15/2047	50	44
4.500%, 04/01/2025	120	119
3.950%, 03/15/2027	860	829
3.850%, 10/01/2024	2,530	2,479
3.700%, 03/23/2029	7,750	7,186
2.150%, 02/03/2032	250	199
Johnson & Johnson
3.700%, 03/01/2046	970	839
2.450%, 09/01/2060	2,085	1,320
0.950%, 09/01/2027	990	870
0.550%, 09/01/2025	490	451
Mass General Brigham
3.192%, 07/01/2049	245	177
Medtronic
4.625%, 03/15/2045	123	118
Merck
5.150%, 05/17/2063	581	586
5.000%, 05/17/2053	2,365	2,380

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 05/17/2033	$775	$773
2.750%, 12/10/2051	1,050	716
1.450%, 06/24/2030	480	394
0.750%, 02/24/2026	840	765
Pfizer
4.000%, 12/15/2036	1,050	979
2.700%, 05/28/2050	1,400	974
2.625%, 04/01/2030	720	640
1.700%, 05/28/2030	680	567
0.800%, 05/28/2025	1,050	975
Pfizer Investment Enterprises Pte
5.340%, 05/19/2063	1,140	1,142
5.300%, 05/19/2053	3,997	4,115
4.750%, 05/19/2033	10,238	10,279
4.450%, 05/19/2026	3,801	3,781
4.450%, 05/19/2028	1,901	1,894
Roche Holdings
2.607%, 12/13/2051 (D)	2,080	1,386
Royalty Pharma PLC
1.200%, 09/02/2025	980	886
0.750%, 09/02/2023	1,650	1,628
RWJ Barnabas Health
3.949%, 07/01/2046	2,445	2,018
UnitedHealth Group
6.625%, 11/15/2037	200	229
5.875%, 02/15/2053	6,085	6,653
5.800%, 03/15/2036	560	600
5.200%, 04/15/2063	792	775
5.050%, 04/15/2053	713	700
4.625%, 07/15/2035	940	922
4.500%, 04/15/2033	1,190	1,168
4.450%, 12/15/2048	140	126
4.250%, 06/15/2048	180	157
4.200%, 05/15/2032	520	501
4.000%, 05/15/2029	2,227	2,153
3.875%, 12/15/2028	250	242
3.875%, 08/15/2059	570	450
3.750%, 07/15/2025	330	324
3.700%, 08/15/2049	140	111
3.500%, 06/15/2023	230	230
3.250%, 05/15/2051	1,768	1,290
3.125%, 05/15/2060	90	61
3.050%, 05/15/2041	360	276
2.900%, 05/15/2050	880	609
2.750%, 05/15/2040	570	422
2.300%, 05/15/2031	150	128
2.000%, 05/15/2030	220	187
1.250%, 01/15/2026	260	239
Universal Health Services
1.650%, 09/01/2026	1,260	1,109
Viatris
4.000%, 06/22/2050	1,020	655

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wyeth LLC
6.450%, 02/01/2024	$365	$368
5.950%, 04/01/2037	320	352

		211,504

Industrials — 2.0%
3M
3.700%, 04/15/2050 (F)	300	226
2.375%, 08/26/2029 (F)	2,320	1,993
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
5.750%, 06/06/2028	1,745	1,730
3.400%, 10/29/2033	1,410	1,122
3.300%, 01/30/2032	7,488	6,086
3.000%, 10/29/2028	8,758	7,593
2.450%, 10/29/2026	3,970	3,540
1.650%, 10/29/2024	3,505	3,291
1.150%, 10/29/2023	7,772	7,620
Air Lease
5.850%, 12/15/2027	1,325	1,324
5.300%, 02/01/2028	830	820
3.375%, 07/01/2025	490	465
3.250%, 03/01/2025	525	500
Air Lease MTN
2.875%, 01/15/2026	3,019	2,807
2.300%, 02/01/2025	605	571
American Airlines Pass-Through Trust, Ser 2015-1, Cl A
3.375%, 05/01/2027	81	70
Boeing
7.250%, 06/15/2025	107	111
5.930%, 05/01/2060	1,963	1,913
5.805%, 05/01/2050	2,130	2,085
5.705%, 05/01/2040	1,090	1,074
5.150%, 05/01/2030	1,240	1,230
4.875%, 05/01/2025	2,290	2,267
3.750%, 02/01/2050	1,885	1,389
3.250%, 02/01/2035	3,073	2,474
3.200%, 03/01/2029	720	648
3.100%, 05/01/2026	230	217
2.800%, 03/01/2027	280	257
2.700%, 02/01/2027	340	312
2.196%, 02/04/2026	4,534	4,219
1.433%, 02/04/2024	5,034	4,883
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	200	234
4.550%, 09/01/2044	825	751
4.450%, 01/15/2053	307	279
3.650%, 09/01/2025	140	137
2.875%, 06/15/2052	610	412
Canadian Pacific Railway
6.125%, 09/15/2115	34	35

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.750%, 12/02/2026	$330	$299
1.350%, 12/02/2024	1,706	1,606
Carrier Global
3.577%, 04/05/2050	70	50
Caterpillar
4.300%, 05/15/2044	50	47
Caterpillar Financial Services MTN
4.350%, 05/15/2026	2,292	2,281
Cintas No. 2
4.000%, 05/01/2032	3,495	3,333
3.700%, 04/01/2027	590	574
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	40	38
CoStar Group
2.800%, 07/15/2030 (D)	1,485	1,217
Crowley Conro LLC
4.181%, 08/15/2043	754	720
Deere
3.750%, 04/15/2050 (F)	920	801
3.100%, 04/15/2030	160	147
Delta Air Lines
4.750%, 10/20/2028 (D)	5,322	5,141
Delta Air Lines Pass-Through Trust, Ser 2020-1, Cl AA
2.000%, 06/10/2028	2,552	2,243
Delta Air Lines/Skymiles LP
4.500%, 10/20/2025 (D)	1,109	1,087
Eaton
7.625%, 04/01/2024	325	330
4.150%, 11/02/2042	530	462
4.000%, 11/02/2032	99	94
Emerson Electric
2.800%, 12/21/2051	2,935	1,931
Equifax
3.950%, 06/15/2023	3,015	3,012
2.600%, 12/15/2025	445	417
General Dynamics
4.250%, 04/01/2040	1,915	1,752
4.250%, 04/01/2050	200	181
General Electric MTN
5.801%, ICE LIBOR USD 3 Month + 0.480%, 08/15/2036 (A)	3,035	2,671
Honeywell International
1.350%, 06/01/2025	510	478
ILFC E-Capital Trust II
6.798%, ICE LIBOR USD 3 Month + 1.800%, 12/21/2065 (A)(D)	1,200	807
JetBlue Pass-Through Trust, Ser 2019-1, Cl AA
2.750%, 05/15/2032	139	116

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
John Deere Capital MTN
4.900%, 03/03/2028	$1,912	$1,943
4.150%, 09/15/2027	3,615	3,567
3.350%, 04/18/2029	2,525	2,378
L3Harris Technologies
5.054%, 04/27/2045	330	304
4.854%, 04/27/2035	210	202
Lockheed Martin
4.750%, 02/15/2034	2,725	2,725
4.150%, 06/15/2053	2,240	1,944
3.900%, 06/15/2032	410	387
3.550%, 01/15/2026	716	701
Northrop Grumman
5.250%, 05/01/2050	3,620	3,612
4.400%, 05/01/2030	878	862
3.850%, 04/15/2045	350	282
3.250%, 01/15/2028	480	452
2.930%, 01/15/2025	2,020	1,948
Otis Worldwide
3.112%, 02/15/2040	605	460
2.056%, 04/05/2025	340	321
Parker-Hannifin
4.250%, 09/15/2027	1,990	1,940
2.700%, 06/14/2024	830	807
Quanta Services
0.950%, 10/01/2024	1,369	1,282
Raytheon Technologies
5.375%, 02/27/2053	1,235	1,250
5.150%, 02/27/2033	1,991	2,025
4.125%, 11/16/2028	480	464
3.950%, 08/16/2025	250	245
3.150%, 12/15/2024	320	309
3.125%, 07/01/2050	1,290	915
2.250%, 07/01/2030	680	576
Republic Services
5.000%, 04/01/2034	1,151	1,152
4.875%, 04/01/2029	1,151	1,154
2.500%, 08/15/2024	680	658
1.450%, 02/15/2031	4,370	3,450
Roper Technologies
1.000%, 09/15/2025	940	857
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (D)	2,830	2,581
Triton Container International
2.050%, 04/15/2026 (D)	1,490	1,311
Union Pacific
3.839%, 03/20/2060	970	755
3.750%, 07/15/2025	530	519
3.750%, 02/05/2070	700	524
3.375%, 02/14/2042	824	656
3.250%, 02/05/2050	1,065	784
2.891%, 04/06/2036	835	672

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.800%, 02/14/2032	$990	$858
2.375%, 05/20/2031	730	620
2.150%, 02/05/2027	270	249
United Parcel Service
5.200%, 04/01/2040	525	534
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	18	18
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	2,263	2,134

		147,907

Information Technology — 1.7%
Adobe
2.300%, 02/01/2030	1,300	1,146
Apple
4.850%, 05/10/2053	993	999
4.375%, 05/13/2045	1,275	1,205
4.300%, 05/10/2033 (F)	1,528	1,532
4.150%, 05/10/2030	1,146	1,145
4.100%, 08/08/2062	546	474
4.000%, 05/10/2028 (F)	2,293	2,283
3.950%, 08/08/2052	1,077	939
3.850%, 05/04/2043	375	333
3.450%, 05/06/2024	350	344
2.650%, 05/11/2050	1,057	727
2.650%, 02/08/2051	470	321
2.450%, 08/04/2026	2,200	2,083
2.375%, 02/08/2041	558	410
1.650%, 02/08/2031	795	663
1.125%, 05/11/2025	1,720	1,612
Applied Materials
1.750%, 06/01/2030	1,070	893
Broadcom
4.926%, 05/15/2037 (D)	2,237	2,012
4.150%, 11/15/2030	842	775
3.469%, 04/15/2034 (D)	770	628
3.419%, 04/15/2033 (D)	3,230	2,682
3.150%, 11/15/2025	900	859
3.137%, 11/15/2035 (D)	2,980	2,272
2.600%, 02/15/2033 (D)	1,189	925
2.450%, 02/15/2031 (D)	1,200	969
Corning
5.450%, 11/15/2079	1,395	1,234
Intel
5.900%, 02/10/2063	1,070	1,065
5.700%, 02/10/2053	763	754
5.625%, 02/10/2043	440	440
5.200%, 02/10/2033	430	432
5.125%, 02/10/2030	600	607
4.750%, 03/25/2050	480	422

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.734%, 12/08/2047	$119	$91
3.050%, 08/12/2051	310	204
2.800%, 08/12/2041	1,795	1,261
1.600%, 08/12/2028	650	564
International Business Machines
3.000%, 05/15/2024	2,340	2,286
KLA
4.950%, 07/15/2052	639	617
4.650%, 07/15/2032	640	639
3.300%, 03/01/2050	628	465
Kyndryl Holdings
2.050%, 10/15/2026	2,500	2,139
Lam Research
3.800%, 03/15/2025	150	147
Marvell Technology
1.650%, 04/15/2026	2,010	1,815
Micron Technology
5.875%, 02/09/2033	1,291	1,285
5.875%, 09/15/2033	210	207
5.375%, 04/15/2028	3,844	3,792
3.477%, 11/01/2051	376	241
Microsoft
4.100%, 02/06/2037	245	240
3.500%, 02/12/2035	460	434
3.450%, 08/08/2036	1,622	1,483
3.300%, 02/06/2027	2,330	2,278
3.041%, 03/17/2062	281	204
2.921%, 03/17/2052	646	478
2.875%, 02/06/2024	970	957
2.700%, 02/12/2025	360	349
2.525%, 06/01/2050	240	165
2.400%, 08/08/2026	1,990	1,887
NVIDIA
3.700%, 04/01/2060	680	537
3.500%, 04/01/2040	990	838
3.500%, 04/01/2050	2,010	1,612
2.850%, 04/01/2030	1,325	1,211
NXP BV / NXP FUNDING LLC / NXP USA
4.400%, 06/01/2027	831	808
3.250%, 05/11/2041	752	538
2.700%, 05/01/2025	430	408
2.500%, 05/11/2031	764	623
Oracle
6.900%, 11/09/2052	4,871	5,301
5.550%, 02/06/2053	1,021	953
4.900%, 02/06/2033	386	373
4.650%, 05/06/2030	610	589
4.375%, 05/15/2055	463	358
4.300%, 07/08/2034	285	257
4.000%, 07/15/2046	1,332	998
4.000%, 11/15/2047	330	246
3.950%, 03/25/2051	2,590	1,900

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.900%, 05/15/2035	$4,951	$4,241
3.800%, 11/15/2037	4,295	3,490
3.600%, 04/01/2040	1,834	1,389
3.600%, 04/01/2050	4,030	2,781
2.950%, 11/15/2024	675	652
2.950%, 05/15/2025	695	666
2.950%, 04/01/2030	1,415	1,238
2.875%, 03/25/2031	2,480	2,108
2.800%, 04/01/2027	625	577
1.650%, 03/25/2026	1,570	1,434
QUALCOMM
6.000%, 05/20/2053	1,729	1,871
Sprint Capital
8.750%, 03/15/2032	200	243
Sprint LLC
7.125%, 06/15/2024	2,020	2,041
Texas Instruments
5.050%, 05/18/2063	1,148	1,123
5.000%, 03/14/2053	1,916	1,912
4.900%, 03/14/2033	3,065	3,142
4.150%, 05/15/2048	1,250	1,110
1.750%, 05/04/2030	440	370
TSMC Arizona
2.500%, 10/25/2031	3,950	3,339
1.750%, 10/25/2026	1,370	1,237
TSMC Global
1.375%, 09/28/2030 (D)	3,140	2,489
VMware
4.700%, 05/15/2030	1,379	1,311
1.400%, 08/15/2026	2,232	1,976
1.000%, 08/15/2024	2,386	2,253
0.600%, 08/15/2023	3,360	3,326
Vontier
1.800%, 04/01/2026	1,170	1,040
Xilinx
2.375%, 06/01/2030	587	508

		122,830

Materials — 0.8%
Amcor Finance USA
3.625%, 04/28/2026	2,000	1,909
Anglo American Capital PLC
5.500%, 05/02/2033 (D)	1,127	1,100
4.750%, 03/16/2052 (D)	1,507	1,225
4.000%, 09/11/2027 (D)	280	265
3.625%, 09/11/2024 (D)	1,810	1,761
Barrick North America Finance LLC
5.700%, 05/30/2041	470	475
Berry Global
4.875%, 07/15/2026 (D)	3,270	3,163
1.650%, 01/15/2027	1,785	1,553

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BHP Billiton Finance USA
5.000%, 09/30/2043	$40	$39
4.875%, 02/27/2026	3,827	3,843
Celanese US Holdings LLC
6.330%, 07/15/2029	1,995	2,007
6.050%, 03/15/2025	4,910	4,930
Dow Chemical
6.900%, 05/15/2053	719	801
4.800%, 05/15/2049	925	792
DuPont de Nemours
4.493%, 11/15/2025	2,095	2,072
Freeport-McMoRan
5.450%, 03/15/2043	270	245
5.400%, 11/14/2034	330	316
Glencore Finance Canada
6.900%, 11/15/2037 (D)	792	857
6.000%, 11/15/2041 (D)	280	278
5.550%, 10/25/2042 (D)	344	318
Glencore Funding LLC
5.700%, 05/08/2033 (D)	1,092	1,082
4.000%, 03/27/2027 (D)	1,570	1,499
2.625%, 09/23/2031 (D)	332	267
International Flavors & Fragrances
5.000%, 09/26/2048	2,365	1,965
2.300%, 11/01/2030 (D)	4,800	3,811
MEGlobal BV MTN
4.250%, 11/03/2026 (D)	1,440	1,392
2.625%, 04/28/2028 (D)	2,250	1,970
Nacional del Cobre de Chile
3.625%, 08/01/2027 (D)	2,570	2,439
OCP
4.500%, 10/22/2025 (D)	1,860	1,802
Orbia Advance
2.875%, 05/11/2031 (D)	1,340	1,059
1.875%, 05/11/2026 (D)	1,410	1,271
Rohm & Haas
7.850%, 07/15/2029	1,230	1,390
Southern Copper
5.250%, 11/08/2042	4,340	4,040
Suzano Austria GmbH
6.000%, 01/15/2029	2,340	2,314
Vale Overseas
6.875%, 11/21/2036	1,495	1,554
6.250%, 08/10/2026	2,290	2,361

		58,165

Real Estate — 1.1%
Agree
4.800%, 10/01/2032	720	672
2.600%, 06/15/2033	327	253
2.000%, 06/15/2028	1,436	1,209

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
American Assets Trust
3.375%, 02/01/2031	$2,580	$2,017
American Homes 4 Rent
4.300%, 04/15/2052	592	447
3.625%, 04/15/2032	1,322	1,143
3.375%, 07/15/2051	1,120	717
2.375%, 07/15/2031	1,320	1,048
American Tower
5.650%, 03/15/2033	2,600	2,642
5.550%, 07/15/2033	3,807	3,832
5.500%, 03/15/2028	1,530	1,546
3.125%, 01/15/2027	647	600
2.950%, 01/15/2051	383	236
2.700%, 04/15/2031	1,040	866
2.300%, 09/15/2031	588	469
1.875%, 10/15/2030	3,215	2,549
AvalonBay Communities MTN
2.450%, 01/15/2031	2,490	2,096
Boston Properties
6.500%, 01/15/2034	305	297
3.400%, 06/21/2029	1,510	1,251
2.900%, 03/15/2030	125	100
Brixmor Operating Partnership
4.050%, 07/01/2030	1,845	1,664
2.500%, 08/16/2031	1,986	1,546
Camden Property Trust
2.800%, 05/15/2030	480	416
Crown Castle
5.000%, 01/11/2028	3,061	3,036
2.900%, 03/15/2027	1,106	1,022
2.900%, 04/01/2041	765	529
Crown Castle International
1.050%, 07/15/2026	2,060	1,813
CubeSmart
2.500%, 02/15/2032	1,440	1,148
2.250%, 12/15/2028	672	573
Equinix
3.900%, 04/15/2032	4,780	4,292
Essential Properties
2.950%, 07/15/2031	2,595	1,900
Essex Portfolio
2.550%, 06/15/2031	681	556
Extra Space Storage
3.900%, 04/01/2029	1,153	1,062
2.550%, 06/01/2031	2,590	2,101
Federal Realty Investment Trust
3.950%, 01/15/2024	914	904
GLP Capital LP / GLP Financing II
5.750%, 06/01/2028	1,250	1,207
5.375%, 04/15/2026	1,305	1,267
5.300%, 01/15/2029	1,775	1,697
4.000%, 01/15/2030	1,542	1,342

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 01/15/2031	$85	$73
3.250%, 01/15/2032	38	31
Healthcare Realty Holdings
3.875%, 05/01/2025	1,100	1,055
3.625%, 01/15/2028	195	174
3.100%, 02/15/2030	30	26
2.050%, 03/15/2031	360	271
Healthcare Trust of America Holdings
3.500%, 08/01/2026	1,010	935
2.000%, 03/15/2031	1,335	1,023
Hudson Pacific Properties
4.650%, 04/01/2029	3,440	2,452
3.250%, 01/15/2030	180	115
Invitation Homes Operating Partnership
4.150%, 04/15/2032	1,316	1,181
2.700%, 01/15/2034	1,190	900
2.300%, 11/15/2028	155	131
2.000%, 08/15/2031	1,210	922
Life Storage
2.400%, 10/15/2031	1,945	1,550
Mid-America Apartments
4.300%, 10/15/2023	677	673
Physicians Realty
3.950%, 01/15/2028	56	51
2.625%, 11/01/2031	1,325	1,037
Piedmont Operating Partnership
4.450%, 03/15/2024	125	119
Realty Income
5.625%, 10/13/2032	1,338	1,362
4.900%, 07/15/2033	1,277	1,227
4.850%, 03/15/2030	918	898
2.850%, 12/15/2032	957	785
2.200%, 06/15/2028	708	619
Regency Centers LP
2.950%, 09/15/2029	1,810	1,574
Sabra Health Care LP
3.900%, 10/15/2029	1,335	1,100
Scentre Group Trust 1/ Scentre Group Trust 2
3.625%, 01/28/2026 (D)	1,285	1,228
Simon Property Group LP
2.450%, 09/13/2029	1,915	1,631
Sun Communities Operating
4.200%, 04/15/2032	1,322	1,154
VICI Properties
5.750%, 02/01/2027 (D)	355	350
5.625%, 05/15/2052	1,158	1,021
5.125%, 05/15/2032	2,218	2,071
4.950%, 02/15/2030	50	47
4.625%, 06/15/2025 (D)	190	183
4.500%, 09/01/2026 (D)	725	687
4.500%, 01/15/2028 (D)	416	387
4.125%, 08/15/2030 (D)	345	302

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.875%, 02/15/2029 (D)	$1,170	$1,034
3.750%, 02/15/2027 (D)	115	106
Welltower
4.500%, 01/15/2024	183	181
Weyerhaeuser
3.375%, 03/09/2033	2,480	2,142

		84,873

Utilities — 2.0%
Alabama Power
3.700%, 12/01/2047	1,490	1,141
American Electric Power
5.950%, 11/01/2032	630	658
5.699%, 08/15/2025	1,745	1,737
American Transmission Systems
2.650%, 01/15/2032 (D)	1,197	993
Appalachian Power
4.500%, 03/01/2049	60	50
4.450%, 06/01/2045	1,600	1,330
Baltimore Gas and Electric
5.400%, 06/01/2053	1,146	1,148
2.250%, 06/15/2031	1,024	856
Berkshire Hathaway Energy
2.850%, 05/15/2051	2,810	1,844
Boston Gas
4.487%, 02/15/2042 (D)	140	117
CenterPoint Energy Houston Electric LLC
3.600%, 03/01/2052	756	582
Comision Federal de Electricidad
4.875%, 01/15/2024 (D)	300	296
4.750%, 02/23/2027 (D)	710	677
3.875%, 07/26/2033 (D)	790	602
Commonwealth Edison
5.300%, 02/01/2053	307	308
Consolidated Edison of New York
5.200%, 03/01/2033	2,143	2,176
4.450%, 03/15/2044	2,585	2,244
3.950%, 04/01/2050	210	168
3.350%, 04/01/2030	260	237
Constellation Energy Generation LLC
5.600%, 03/01/2028	2,410	2,462
Consumers Energy
2.500%, 05/01/2060	640	365
Dominion Energy
3.071%, 08/15/2024 (C)	1,800	1,742
DTE Electric
3.650%, 03/01/2052	547	421
2.950%, 03/01/2050	1,196	812
DTE Energy
2.529%, 10/01/2024 (C)	1,775	1,706
1.050%, 06/01/2025	3,230	2,970

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Duke Energy
3.500%, 06/15/2051	$212	$150
3.150%, 08/15/2027	850	791
2.550%, 06/15/2031	1,800	1,490
0.900%, 09/15/2025	1,955	1,779
Duke Energy Carolinas LLC
5.350%, 01/15/2053	1,535	1,535
4.250%, 12/15/2041	1,000	868
4.000%, 09/30/2042	1,512	1,251
3.550%, 03/15/2052	926	702
2.850%, 03/15/2032	1,272	1,089
2.550%, 04/15/2031	697	598
Duke Energy Florida LLC
2.400%, 12/15/2031	1,021	841
Duke Energy Indiana LLC
2.750%, 04/01/2050	880	564
Duke Energy Ohio
5.250%, 04/01/2033	1,700	1,724
Duke Energy Progress LLC
5.250%, 03/15/2033	1,072	1,094
4.150%, 12/01/2044	250	208
2.500%, 08/15/2050	1,033	632
Entergy Arkansas LLC
5.150%, 01/15/2033	1,536	1,552
2.650%, 06/15/2051	922	571
Entergy Texas
3.450%, 12/01/2027	1,625	1,506
Evergy Metro
5.300%, 10/01/2041	250	243
Eversource Energy
5.125%, 05/15/2033	1,690	1,671
4.600%, 07/01/2027	1,125	1,108
2.900%, 10/01/2024	3,730	3,601
1.650%, 08/15/2030	1,163	929
Exelon
5.625%, 06/15/2035	1,720	1,757
5.600%, 03/15/2053	920	909
5.300%, 03/15/2033	1,157	1,165
3.950%, 06/15/2025	1,020	994
FirstEnergy
4.150%, 07/15/2027	1,310	1,254
1.600%, 01/15/2026	300	274
Florida Power & Light
4.400%, 05/15/2028	4,000	3,968
3.250%, 06/01/2024	455	446
ITC Holdings
4.050%, 07/01/2023	2,075	2,074
Jersey Central Power & Light
2.750%, 03/01/2032 (D)	1,125	935
KeySpan Gas East
3.586%, 01/18/2052 (D)	4,825	3,274
2.742%, 08/15/2026 (D)	1,175	1,078

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Louisville Gas and Electric
5.450%, 04/15/2033	$2,285	$2,334
Metropolitan Edison
5.200%, 04/01/2028 (D)	1,152	1,161
4.300%, 01/15/2029 (D)	1,924	1,840
4.000%, 04/15/2025 (D)	1,000	960
MidAmerican Energy
4.800%, 09/15/2043	1,500	1,406
3.650%, 04/15/2029	1,330	1,264
2.700%, 08/01/2052	887	570
Mid-Atlantic Interstate Transmission LLC
4.100%, 05/15/2028 (D)	190	183
Mississippi Power
4.250%, 03/15/2042	471	392
3.100%, 07/30/2051	1,228	815
National Rural Utilities Cooperative Finance MTN
1.875%, 02/07/2025	720	684
NextEra Energy Capital Holdings
6.051%, 03/01/2025	2,190	2,214
NiSource
5.800%, 02/01/2042	471	458
NSTAR Electric
4.550%, 06/01/2052	832	747
3.100%, 06/01/2051	632	434
Pacific Gas and Electric
5.250%, 03/01/2052	335	270
4.950%, 07/01/2050	3,274	2,549
4.750%, 02/15/2044	344	263
4.500%, 07/01/2040	352	273
4.200%, 06/01/2041	595	442
3.950%, 12/01/2047	2,306	1,562
3.500%, 08/01/2050	220	138
3.300%, 08/01/2040	90	61
2.500%, 02/01/2031	2,795	2,203
2.100%, 08/01/2027	3,603	3,118
1.700%, 11/15/2023	2,910	2,850
PacifiCorp
5.500%, 05/15/2054	1,224	1,237
2.900%, 06/15/2052	2,590	1,695
PECO Energy
4.150%, 10/01/2044	1,985	1,688
2.850%, 09/15/2051	1,235	811
Pennsylvania Electric
5.150%, 03/30/2026 (D)	768	763
4.150%, 04/15/2025 (D)	995	964
3.250%, 03/15/2028 (D)	998	917
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (D)	2,090	2,009
5.450%, 05/21/2028 (D)	830	832
4.125%, 05/15/2027 (D)	1,990	1,905

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Piedmont Natural Gas
5.050%, 05/15/2052	$2,000	$1,825
2.500%, 03/15/2031	2,000	1,643
Progress Energy
6.000%, 12/01/2039	200	201
Public Service Electric and Gas MTN
5.125%, 03/15/2053	1,390	1,378
2.700%, 05/01/2050	559	368
2.050%, 08/01/2050	284	161
1.900%, 08/15/2031	1,373	1,114
Public Service of Oklahoma
3.150%, 08/15/2051	693	463
Southern California Edison
4.125%, 03/01/2048	772	621
Southern California Gas
2.550%, 02/01/2030	1,840	1,595
Southern Gas Capital
3.250%, 06/15/2026	1,550	1,475
Southwestern Electric Power
5.300%, 04/01/2033	970	963
2.750%, 10/01/2026	1,000	924
1.650%, 03/15/2026	3,990	3,625
Southwestern Public Service
3.750%, 06/15/2049	2,000	1,514
Texas Electric Market Stabilization Funding N LLC
4.265%, 08/01/2034 (D)	5,984	5,808
Virginia Electric and Power
5.450%, 04/01/2053	347	341
5.000%, 04/01/2033	2,078	2,058
4.650%, 08/15/2043	1,205	1,060
3.450%, 02/15/2024	150	148
2.950%, 11/15/2051	1,024	670
Vistra Operations LLC
4.300%, 07/15/2029 (D)	2,725	2,432
WEC Energy Group
0.800%, 03/15/2024	1,480	1,426
Wisconsin Electric Power
1.700%, 06/15/2028	670	583

		146,675

Total Corporate Obligations
(Cost $2,379,736) ($ Thousands)		2,177,281

U.S. TREASURY OBLIGATIONS — 23.3%
U.S. Treasury Bills
5.183%, 10/19/2023 (I)	40,885	40,055
5.172%, 08/24/2023 (I)	24,265	23,973
5.136%, 10/12/2023 (I)	1,935	1,898
5.066%, 08/31/2023 (I)	23,530	23,217

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
4.863%, 10/05/2023 (I)	$19,235	$18,885
4.848%, 06/29/2023 (I)	15,530	15,469
4.738%, 08/03/2023 (I)	33,297	32,998
4.730%, 07/20/2023 (I)	29,780	29,574
4.676%, 07/18/2023 (I)	28,975	28,783
4.657%, 06/01/2023 (I)	4,920	4,920
4.600%, 07/27/2023 (I)	14,610	14,492
U.S. Treasury Bonds
5.250%, 11/15/2028	985	1,053
4.000%, 11/15/2042	19,010	19,022
4.000%, 11/15/2052	2,000	2,056
3.875%, 02/15/2043	7,657	7,516
3.875%, 05/15/2043	44,713	43,903
3.625%, 08/15/2043	460	435
3.625%, 02/15/2053	53,350	51,241
3.625%, 05/15/2053	45,127	43,421
3.375%, 08/15/2042	669	611
3.375%, 11/15/2048	1,840	1,667
3.250%, 05/15/2042	9,530	8,560
3.125%, 08/15/2044	600	522
3.125%, 05/15/2048	10,270	8,882
3.000%, 02/15/2049	2,760	2,338
3.000%, 08/15/2052 (J)	19,238	16,350
2.875%, 08/15/2028	6,337	6,061
2.875%, 08/15/2045	590	489
2.875%, 05/15/2052	32,845	27,197
2.375%, 02/15/2042	41,565	32,508
2.375%, 05/15/2051	13,630	10,128
2.250%, 05/15/2041	240	186
2.250%, 02/15/2052	30,300	21,854
2.000%, 11/15/2041 (J)	198,679	145,998
2.000%, 02/15/2050	1,610	1,102
2.000%, 08/15/2051	32,586	22,162
1.875%, 02/15/2041	3,302	2,406
1.875%, 02/15/2051	23,060	15,232
1.875%, 11/15/2051	20,010	13,166
1.750%, 08/15/2041 (J)	122,116	86,135
1.625%, 11/15/2050	12,520	7,756
1.375%, 11/15/2040	71,654	48,039
1.375%, 08/15/2050	4,710	2,728
1.125%, 05/15/2040	29,657	19,274
1.125%, 08/15/2040	38,344	24,700
U.S. Treasury Inflation-Protected Securities
1.250%, 04/15/2028	13,734	13,458
1.125%, 01/15/2033	35,051	33,986
U.S. Treasury Notes
4.625%, 02/28/2025	602	602
4.625%, 03/15/2026	240	243
4.500%, 11/30/2024	108	108
4.375%, 10/31/2024	470	467
4.250%, 05/31/2025	45,506	45,378
4.250%, 10/15/2025	15,055	15,053

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
4.125%, 01/31/2025 (K)	$18,228	$18,073
4.000%, 02/15/2026	223	222
4.000%, 02/29/2028	50	50
3.875%, 03/31/2025	4,426	4,375
3.875%, 04/30/2025	9,220	9,120
3.750%, 04/15/2026	19,901	19,727
3.750%, 05/31/2030	4,735	4,750
3.625%, 05/15/2026	77,479	76,577
3.625%, 03/31/2028	9,646	9,572
3.625%, 05/31/2028	134,640	133,872
3.500%, 01/31/2028	19,069	18,810
3.500%, 04/30/2028	37,751	37,270
3.500%, 01/31/2030	1,680	1,657
3.500%, 04/30/2030	4,825	4,764
3.375%, 05/15/2033	22,494	22,013
3.250%, 06/30/2027	10,810	10,548
3.250%, 06/30/2029	10,863	10,560
3.000%, 07/15/2025	14,246	13,855
2.875%, 04/30/2025	7,646	7,421
2.875%, 06/15/2025	13,533	13,133
2.750%, 04/30/2027	11,745	11,249
2.750%, 05/31/2029	6,093	5,763
2.625%, 02/15/2029	21,710	20,425
2.625%, 07/31/2029	62,270	58,429
2.125%, 05/15/2025	8,334	7,973
2.000%, 11/15/2026	7,220	6,762
1.875%, 02/28/2029	6,306	5,691
1.750%, 12/31/2026	3,974	3,686
1.625%, 05/15/2026	22,626	21,101
1.500%, 08/15/2026	45,617	42,187
1.500%, 11/30/2028	11,529	10,232
1.375%, 10/31/2028 (K)	20,523	18,114
1.125%, 02/29/2028	5,736	5,070
1.125%, 08/31/2028	3,941	3,445
0.750%, 05/31/2026	1,243	1,128
0.750%, 01/31/2028	11,055	9,615
0.500%, 04/30/2027	6,895	6,049
0.375%, 07/31/2027	24,194	20,953

Total U.S. Treasury Obligations
(Cost $1,860,843) ($ Thousands)		1,712,498

ASSET-BACKED SECURITIES — 9.7%
Automotive — 2.9%

Ally Auto Receivables Trust, Ser 2022-3, Cl A4
5.070%, 06/15/2031	876	880
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A2
2.050%, 01/20/2026	1,119	1,110

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A3
2.450%, 11/18/2026	$682	$658
AmeriCredit Automobile Receivables Trust, Ser 2022-2, Cl A3
4.380%, 04/18/2028	1,661	1,633
Americredit Automobile Receivables Trust, Ser 2023-1, Cl A3
5.620%, 11/18/2027	2,372	2,379
ARI Fleet Lease Trust, Ser 2022-A, Cl A2
3.120%, 01/15/2031 (D)	1,175	1,154
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (D)	2,164	2,044
Avis Budget Rental Car Funding AESOP LLC, Ser 2020-1A, Cl A
2.330%, 08/20/2026 (D)	3,658	3,418
Avis Budget Rental Car Funding AESOP LLC, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (D)	3,620	3,313
Avis Budget Rental Car Funding AESOP LLC, Ser 2021-1A, Cl A
1.380%, 08/20/2027 (D)	1,050	927
Avis Budget Rental Car Funding AESOP LLC, Ser 2021-2A, Cl A
1.660%, 02/20/2028 (D)	1,502	1,322
Avis Budget Rental Car Funding AESOP LLC, Ser 2022-4A, Cl A
4.770%, 02/20/2029 (D)	886	865
Avis Budget Rental Car Funding AESOP LLC, Ser 2023-1A, Cl A
5.250%, 04/20/2029 (D)	3,518	3,490
Avis Budget Rental Car Funding AESOP LLC, Ser 2023-2A, Cl A
5.200%, 10/20/2027 (D)	1,971	1,956
Avis Budget Rental Car Funding AESOP LLC, Ser 2023-3A, Cl A
5.440%, 02/22/2028 (D)	1,250	1,244
Avis Budget Rental Car Funding AESOP LLC, Ser 2023-4A, Cl A
5.490%, 06/20/2029 (D)	4,052	4,042
Avis Budget Rental Car Funding AESOP LLC, Ser 2023-5A, Cl A
5.780%, 04/20/2028 (D)	2,125	2,126
Avis Budget Rental Car Funding AESOP LLC, Ser 2023-6A, Cl A
5.810%, 12/20/2029 (D)	3,077	3,064
BMW Vehicle Lease Trust, Ser 2023-1, Cl A3
5.160%, 11/25/2025	530	528
BMW Vehicle Lease Trust, Ser 2023-1, Cl A4
5.070%, 06/25/2026	1,181	1,176

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Capital One Prime Auto Receivables Trust, Ser 2022-2, Cl A3
3.660%, 05/17/2027	$2,825	$2,748
Capital One Prime Auto Receivables Trust, Ser 2023-1, Cl A3
4.870%, 02/15/2028	4,895	4,882
Capital One Prime Auto Receivables Trust, Ser 2023-1, Cl A4
4.760%, 08/15/2028	1,632	1,628
Chase Auto Owner Trust, Ser 2022-AA, Cl A4
3.990%, 03/27/2028 (D)	1,120	1,095
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl B
0.980%, 12/11/2034 (D)	1,140	1,079
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl C
1.200%, 12/11/2034 (D)	1,990	1,876
Enterprise Fleet Financing LLC, Ser 2023-1, Cl A2
5.510%, 01/22/2029 (D)	2,354	2,347
Enterprise Fleet Financing LLC, Ser 2023-1, Cl A3
5.420%, 10/22/2029 (D)	1,451	1,461
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A3
0.700%, 12/21/2026 (D)	905	851
Ford Credit Auto Lease Trust, Ser 2023-A, Cl A4
4.830%, 05/15/2026	1,259	1,249
Ford Credit Auto Owner Trust, Ser 2022-1, Cl A
3.880%, 11/15/2034 (D)	5,343	5,151
Ford Credit Auto Owner Trust, Ser 2022-C, Cl A4
4.590%, 12/15/2027	1,963	1,947
Ford Credit Auto Owner Trust, Ser 2022-D, Cl A4
5.300%, 03/15/2028	788	795
Ford Credit Auto Owner Trust, Ser 2023-1, Cl A
4.850%, 08/15/2035 (D)	6,102	6,080
Ford Credit Auto Owner Trust, Ser 2023-A, Cl A3
4.650%, 02/15/2028	3,281	3,266
Ford Credit Floorplan Master Owner Trust A, Ser 2023-1, Cl A1
4.920%, 05/15/2028 (D)	5,448	5,416
Ford Credit Floorplan Master Owner Trust, Ser 2018-4, Cl A
4.060%, 11/15/2030	2,740	2,625
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (D)	446	442

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust, Ser 2022-3, Cl A3
4.010%, 09/22/2025	$2,175	$2,139
GM Financial Automobile Leasing Trust, Ser 2023-1, Cl A3
5.160%, 04/20/2026	1,085	1,082
GM Financial Automobile Leasing Trust, Ser 2023-1, Cl A4
5.160%, 01/20/2027	1,760	1,758
GM Financial Automobile Leasing Trust, Ser 2023-2, Cl A3
5.050%, 07/20/2026	2,341	2,334
GM Financial Automobile Leasing Trust, Ser 2023-2, Cl A4
5.090%, 05/20/2027	1,064	1,063
GM Financial Consumer Automobile Receivables Trust, Ser 2022-2, Cl A3
3.100%, 02/16/2027	3,945	3,820
GM Financial Consumer Automobile Receivables Trust, Ser 2022-2, Cl A4
3.250%, 04/17/2028	2,511	2,410
GM Financial Consumer Automobile Receivables Trust, Ser 2022-4, Cl A3
4.820%, 08/16/2027	1,305	1,297
GM Financial Revolving Receivables Trust, Ser 2022-1, Cl A
5.910%, 10/11/2035 (D)	2,069	2,153
GM Financial Revolving Receivables Trust, Ser 2023-1, Cl A
5.120%, 04/11/2035 (D)	3,002	3,017
Hertz Vehicle Financing III LLC, Ser 2022-1A, Cl A
1.990%, 06/25/2026 (D)	5,700	5,311
Hertz Vehicle Financing III LLC, Ser 2022-3A, Cl A
3.370%, 03/25/2025 (D)	1,040	1,021
Hertz Vehicle Financing III LLC, Ser 2023-2A, Cl A
5.570%, 09/25/2029 (D)	3,923	3,977
Hertz Vehicle Financing III, Ser 2021-2A, Cl A
1.680%, 12/27/2027 (D)	1,983	1,745
Hertz Vehicle Financing III, Ser 2021-2A, Cl C
2.520%, 12/27/2027 (D)	2,030	1,763
Hertz Vehicle Financing LLC, Ser 2022-4A, Cl A
3.730%, 09/25/2026 (D)	1,930	1,852
Honda Auto Receivables Owner Trust, Ser 2022-2, Cl A3
3.730%, 07/20/2026	1,490	1,455

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust, Ser 2022-2, Cl A4
3.760%, 12/18/2028	$1,070	$1,040
Honda Auto Receivables Owner Trust, Ser 2023-1, Cl A3
5.040%, 04/21/2027	4,252	4,254
Honda Auto Receivables Owner Trust, Ser 2023-1, Cl A4
4.970%, 06/21/2029	2,044	2,057
Honda Auto Receivables Owner Trust, Ser 2023-2, Cl A4
4.910%, 09/17/2029	586	587
Hyundai Auto Lease Securitization Trust, Ser 2022-C, Cl A3
4.380%, 10/15/2025 (D)	1,715	1,691
Hyundai Auto Lease Securitization Trust, Ser 2022-C, Cl A4
4.480%, 08/17/2026 (D)	2,293	2,259
Hyundai Auto Lease Securitization Trust, Ser 2023-A, Cl A3
5.050%, 01/15/2026 (D)	2,635	2,619
Hyundai Auto Lease Securitization Trust, Ser 2023-B, Cl A3
5.150%, 06/15/2026 (D)	3,015	3,002
Hyundai Auto Lease Securitization Trust, Ser 2023-B, Cl A4
5.170%, 04/15/2027 (D)	1,684	1,675
Hyundai Auto Receivables Trust, Ser 2021-C, Cl A4
1.030%, 12/15/2027	1,347	1,237
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A3
2.220%, 10/15/2026	2,641	2,535
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A4
2.350%, 04/17/2028	899	845
Hyundai Auto Receivables Trust, Ser 2023-A, Cl A4
4.480%, 07/17/2028	1,525	1,512
JPMorgan Chase Bank - CACLN, Ser 2020-1, Cl B
0.991%, 01/25/2028 (D)	67	66
JPMorgan Chase Bank - CACLN, Ser 2020-2, Cl B
0.840%, 02/25/2028 (D)	265	260
JPMorgan Chase Bank - CACLN, Ser 2021-2, Cl B
0.889%, 12/26/2028 (D)	619	596
JPMorgan Chase Bank - CACLN, Ser 2021-3, Cl B
0.760%, 02/26/2029 (D)	1,464	1,386

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Mercedes-Benz Auto Lease Trust, Ser 2023-A, Cl A3
4.740%, 01/15/2027	$2,283	$2,263
Mercedes-Benz Auto Receivables Trust, Ser 2022-1, Cl A4
5.250%, 02/15/2029	1,834	1,857
Mercedes-Benz Auto Receivables Trust, Ser 2023-1, Cl A4
4.310%, 04/16/2029	1,394	1,376
Nissan Auto Receivables Owner Trust, Ser 2022-B, Cl A4
4.450%, 11/15/2029	1,104	1,092
Nissan Auto Receivables Owner Trust, Ser 2023-A, Cl A4
4.850%, 06/17/2030	794	806
PenFed Auto Receivables Owner Trust, Ser 2022-A, Cl A3
3.960%, 04/15/2026 (D)	1,654	1,624
PenFed Auto Receivables Owner Trust, Ser 2022-A, Cl A4
4.180%, 12/15/2028 (D)	813	796
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl C
0.900%, 06/15/2026	1,208	1,189
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl A3
2.980%, 10/15/2026	4,063	4,010
Santander Drive Auto Receivables Trust, Ser 2022-3, Cl A3
3.400%, 12/15/2026	3,262	3,212
Santander Drive Auto Receivables Trust, Ser 2022-4, Cl A3
4.140%, 02/16/2027	2,380	2,345
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A3
4.110%, 08/17/2026	1,973	1,949
Santander Drive Auto Receivables Trust, Ser 2022-6, Cl A3
4.490%, 11/16/2026	5,937	5,860
Santander Drive Auto Receivables Trust, Ser 2022-7, Cl A3
5.750%, 04/15/2027	948	949
Santander Retail Auto Lease Trust, Ser 2022-B, Cl A3
3.280%, 11/20/2025 (D)	2,920	2,842
Toyota Auto Loan Extended Note Trust, Ser 2019-1A, Cl A
2.560%, 11/25/2031 (D)	885	859
Toyota Auto Loan Extended Note Trust, Ser 2020-1A, Cl A
1.350%, 05/25/2033 (D)	3,475	3,223

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Toyota Auto Loan Extended Note Trust, Ser 2022-1A, Cl A
3.820%, 04/25/2035 (D)	$3,840	$3,688
Toyota Auto Receivables Owner Trust, Ser 2022-B, Cl A4
3.110%, 08/16/2027	1,873	1,789
Toyota Auto Receivables Owner Trust, Ser 2022-C, Cl A4
3.770%, 02/15/2028	1,787	1,734
Toyota Auto Receivables Owner Trust, Ser 2022-D, Cl A4
5.430%, 04/17/2028	994	1,011
Toyota Auto Receivables Owner Trust, Ser 2023-A, Cl A4
4.420%, 08/15/2028	1,312	1,300
Toyota Auto Receivables Owner Trust, Ser 2023-B, Cl A3
4.710%, 02/15/2028	5,441	5,426
Toyota Lease Owner Trust, Ser 2023-A, Cl A3
4.930%, 04/20/2026 (D)	2,865	2,853
Veridian Auto Receivables Trust, Ser 2023-1A, Cl A3
5.560%, 03/15/2028 (D)	3,050	3,046
Volkswagen Auto Lease Trust, Ser 2022-A, Cl A3
3.440%, 07/21/2025	1,135	1,112
Wheels SPV II LLC, Ser 2020-1A, Cl A2
0.510%, 08/20/2029 (D)	123	123
World Omni Auto Receivables Trust, Ser 2022-D, Cl A3
5.610%, 02/15/2028	3,725	3,755
World Omni Automobile Lease Securitization Trust, Ser 2023-A, Cl A3
5.070%, 09/15/2026	3,160	3,148
World Omni Select Auto Trust, Ser 2023-A, Cl A2A
5.920%, 03/15/2027	1,977	1,977
		215,299

Credit Cards — 0.5%

American Express Credit Account Master Trust, Ser 2022-2, Cl A
3.390%, 05/15/2027	1,580	1,536
American Express Credit Account Master Trust, Ser 2022-3, Cl A
3.750%, 08/15/2027	1,413	1,380
Barclays Dryrock Issuance Trust, Ser 2023-1, Cl A
4.720%, 02/15/2029	1,910	1,902
Capital One Multi-Asset Execution Trust, Ser 2022-A2, Cl A
3.490%, 05/15/2027	2,377	2,313

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust, Ser 2023-A1, Cl A
4.420%, 05/15/2028	$3,777	$3,754
Citibank Credit Card Issuance Trust, Ser 2017-A6, Cl A6
5.877%, ICE LIBOR USD 1 Month + 0.770%, 05/14/2029 (A)	5,880	5,880
Discover Card Execution Note Trust, Ser 2022-A3, Cl A3
3.560%, 07/15/2027	5,081	4,946
Discover Card Execution Note Trust, Ser 2022-A4, Cl A
5.030%, 10/15/2027	638	641
Discover Card Execution Note Trust, Ser 2023-A1, Cl A
4.310%, 03/15/2028	3,815	3,772
Evergreen Credit Card Trust, Ser 2023-CRT3, Cl B
6.580%, 02/16/2027 (D)	2,130	2,146
Golden Credit Card Trust, Ser 2022-4A, Cl A
4.310%, 09/15/2027 (D)	3,150	3,095
Master Credit Card Trust II, Ser 2023-1A, Cl A
4.700%, 06/21/2027 (D)	4,245	4,215
Synchrony Card Funding LLC, Ser 2022-A2, Cl A
3.860%, 07/15/2028	1,197	1,171
		36,751

Mortgage Related Securities — 0.2%

Aames Mortgage Trust, Ser 2002-1, Cl A3
7.396%, 06/25/2032 (C)	14	14
Accredited Mortgage Loan Trust, Ser 2005-3, Cl M3
5.858%, ICE LIBOR USD 1 Month + 0.720%, 09/25/2035 (A)	2,038	1,988
Bayview Financial Mortgage Pass-Through Trust, Ser 2006-A, Cl M3
6.135%, ICE LIBOR USD 1 Month + 0.975%, 02/28/2041 (A)	95	95
Centex Home Equity Loan Trust, Ser 2005-A, Cl M1
5.858%, ICE LIBOR USD 1 Month + 0.720%, 01/25/2035 (A)	1,662	1,642
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
5.927%, ICE LIBOR USD 1 Month + 0.820%, 09/15/2029 (A)	150	142
Master Asset-Backed Securities Trust, Ser 2006-WMC3, Cl A4
5.458%, ICE LIBOR USD 1 Month + 0.320%, 08/25/2036 (A)	673	246

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
6.358%, 01/25/2047 (C)	$12	$5
RASC Trust, Ser 2005-KS9, Cl M5
6.083%, ICE LIBOR USD 1 Month + 0.630%, 10/25/2035 (A)	5,178	5,069
RASC Trust, Ser 2006-KS2, Cl M2
5.723%, ICE LIBOR USD 1 Month + 0.585%, 03/25/2036 (A)	1,405	1,380
Structured Asset Securities Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	9	8
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
6.138%, ICE LIBOR USD 1 Month + 1.000%, 10/25/2034 (A)	2,018	1,973
		12,562

Other Asset-Backed Securities — 6.1%

AB BSL CLO IV, Ser 2023-4A, Cl A
6.957%, TSFR3M + 2.000%, 04/20/2036 (A)(D)	890	891
ABPCI Direct Lending Fund CLO X, Ser 2020-10A, Cl A1A
7.200%, ICE LIBOR USD 3 Month + 1.950%, 01/20/2032 (A)(D)	2,420	2,387
ABPCI Direct Lending Fund IX LLC, Ser 2021-9A, Cl A1R
6.692%, ICE LIBOR USD 3 Month + 1.400%, 11/18/2031 (A)(D)	4,190	4,116
AccessLex Institute, Ser 2007-A, Cl A3
5.696%, ICE LIBOR USD 3 Month + 0.300%, 05/25/2036 (A)	1,487	1,441
ACRES Commercial Realty, Ser 2021-FL1, Cl AS
6.708%, ICE LIBOR USD 1 Month + 1.600%, 06/15/2036 (A)(D)	6,000	5,741
AGL CLO VI, Ser 2021-6A, Cl AR
6.450%, ICE LIBOR USD 3 Month + 1.200%, 07/20/2034 (A)(D)	1,360	1,342
Aimco CLO XI, Ser 2021-11A, Cl AR
6.390%, ICE LIBOR USD 3 Month + 1.130%, 10/17/2034 (A)(D)	5,500	5,359
Aligned Data Centers Issuer LLC, Ser 2021-1A, Cl A2
1.937%, 08/15/2046 (D)	3,630	3,198
American Homes 4 Rent, Ser 2015-SFR1, Cl A
3.467%, 04/17/2052 (D)	4,810	4,627
AMMC CLO XIII, Ser 2021-13A, Cl A1R2
6.323%, ICE LIBOR USD 3 Month + 1.050%, 07/24/2029 (A)(D)	2,668	2,650

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Antares CLO, Ser 2021-1A, Cl A1R
6.733%, ICE LIBOR USD 3 Month + 1.460%, 10/23/2033 (A)(D)	$2,500	$2,419
Apidos CLO XXXV, Ser 2021-35A, Cl A
6.300%, ICE LIBOR USD 3 Month + 1.050%, 04/20/2034 (A)(D)	1,320	1,290
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (D)	–	–
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL4, Cl AS
6.807%, ICE LIBOR USD 1 Month + 1.700%, 11/15/2036 (A)(D)	4,831	4,681
Arbor Realty Commercial Real Estate Notes, Ser 2022-FL1, Cl A
6.322%, SOFR30A + 1.450%, 01/15/2037 (A)(D)	1,848	1,811
Ares LXIII CLO, Ser 2022-63A, Cl A1A
6.429%, TSFR3M + 1.380%, 04/20/2035 (A)(D)	2,750	2,688
Ares XLII Clo, Ser 2021-42A, Cl BR
6.773%, ICE LIBOR USD 3 Month + 1.500%, 01/22/2028 (A)(D)	2,000	1,967
Balboa Bay Loan Funding, Ser 2021-2A, Cl A1
6.420%, ICE LIBOR USD 3 Month + 1.170%, 01/20/2035 (A)(D)	1,230	1,198
BANK5, Ser 5YR1, Cl A3
6.260%, 04/15/2056 (A)	1,084	1,122
Blackbird Capital Aircraft, Ser 2021-1A, Cl A
2.443%, 07/15/2046 (D)	835	732
Brazos Education Loan Authority, Ser 2012-1, Cl A1
5.838%, ICE LIBOR USD 1 Month + 0.700%, 12/26/2035 (A)	644	637
Brazos Higher Education Authority, Ser 2011-2, Cl A3
6.255%, ICE LIBOR USD 3 Month + 1.000%, 10/27/2036 (A)	2,720	2,691
Carlyle Global Market Strategies CLO, Ser 2018-3RA, Cl A1A
6.342%, ICE LIBOR USD 3 Month + 1.050%, 07/27/2031 (A)(D)	863	853
Catskill Park CLO, Ser 2017-1A, Cl A2
6.950%, ICE LIBOR USD 3 Month + 1.700%, 04/20/2029 (A)(D)	1,500	1,482
Cayuga Park CLO, Ser 2021-1A, Cl AR
6.380%, ICE LIBOR USD 3 Month + 1.120%, 07/17/2034 (A)(D)	2,360	2,311
CBAM, Ser 2017-1A, Cl A1
6.500%, ICE LIBOR USD 3 Month + 1.250%, 07/20/2030 (A)(D)	699	693
Cedar Funding V CLO, Ser 2020-5A, Cl AFRR
1.937%, 07/17/2031 (D)	1,580	1,458

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Cerberus Loan Funding XXVIII, Ser 2020-1A, Cl A
7.110%, ICE LIBOR USD 3 Month + 1.850%, 10/15/2031 (A)(D)	$492	$489
Chase Funding Trust, Ser 2003-6, Cl 1A5
4.846%, 11/25/2034 (C)	93	91
Chase Funding Trust, Ser 2003-6, Cl 1A7
4.846%, 11/25/2034 (C)	92	89
CIFC Funding, Ser 2021-7A, Cl A1
6.403%, ICE LIBOR USD 3 Month + 1.130%, 01/23/2035 (A)(D)	6,225	6,085
CIT Education Loan Trust, Ser 2007-1, Cl A
5.224%, ICE LIBOR USD 3 Month + 0.090%, 03/25/2042 (A)(D)	1,000	954
Citicorp Residential Mortgage Trust, Ser 2006-2, Cl A5
4.897%, 09/25/2036 (C)	66	66
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
4.912%, 03/25/2037 (C)	288	284
CNH Equipment Trust, Ser 2022-B, Cl A3
3.890%, 08/16/2027	3,130	3,056
CNH Equipment Trust, Ser 2022-C, Cl A3
5.150%, 04/17/2028	3,265	3,285
College Ave Student Loans LLC, Ser 2023-A, Cl A2
5.330%, 05/25/2055 (D)	2,920	2,891
College Avenue Student Loans LLC, Ser 2017-A, Cl A1
6.788%, ICE LIBOR USD 1 Month + 1.650%, 11/26/2046 (A)(D)	518	517
College Avenue Student Loans LLC, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (D)	386	366
College Avenue Student Loans LLC, Ser 2019-A, Cl A2
3.280%, 12/28/2048 (D)	816	751
College Avenue Student Loans LLC, Ser 2021-B, Cl A2
1.760%, 06/25/2052 (D)	636	546
College Avenue Student Loans LLC, Ser 2021-C, Cl A2
2.320%, 07/26/2055 (D)	433	376
COOF Securitization Trust, Ser 2014-1, Cl A, IO
3.311%, 06/25/2040 (A)(D)	108	6
Countrywide Asset-Backed Certificates Trust, Ser 2004-6, Cl 1A1
5.678%, ICE LIBOR USD 1 Month + 0.540%, 12/25/2034 (A)	1,922	1,823

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates Trust, Ser 2007-13, Cl 2A1
6.038%, ICE LIBOR USD 1 Month + 0.900%, 10/25/2047 (A)	$200	$182
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
5.798%, ICE LIBOR USD 1 Month + 0.660%, 07/25/2036 (A)(D)	24	23
Countrywide Home Equity Loan Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
5.227%, ICE LIBOR USD 1 Month + 0.120%, 04/15/2037 (A)	1,161	1,066
Credit-Based Asset Servicing and Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032 (C)	22	20
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF2
3.045%, 12/25/2036 (C)	322	256
Dell Equipment Finance Trust, Ser 2022-2, Cl A3
4.140%, 07/22/2027 (D)	795	777
DLLAD LLC, Ser 2023-1A, Cl A3
4.790%, 01/20/2028 (D)	3,395	3,350
DLLST LLC, Ser 2022-1A, Cl A3
3.400%, 01/21/2025 (D)	4,055	3,978
Dryden XXVI Senior Loan Fund, Ser 2018-26A, Cl AR
6.160%, ICE LIBOR USD 3 Month + 0.900%, 04/15/2029 (A)(D)	3,453	3,421
Eaton Vance CLO, Ser 2021-2A, Cl AR
6.410%, ICE LIBOR USD 3 Month + 1.150%, 01/15/2035 (A)(D)	1,830	1,791
Educational Funding of the South, Ser 2011-1, Cl A2
5.905%, ICE LIBOR USD 3 Month + 0.650%, 04/25/2035 (A)	427	426
EDvestinU Private Education Loan Issue No. 4 LLC, Ser 2022-A, Cl A
5.250%, 11/25/2040 (D)	1,666	1,619
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
6.138%, ICE LIBOR USD 1 Month + 1.000%, 04/25/2033 (A)(D)	1,437	1,427
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (D)	8,539	7,729
FNMA Grantor Trust, Ser 2017-T1, Cl A
2.898%, 06/25/2027	179	167
Fremont Home Loan Trust, Ser 2005-E, Cl 2A4
5.798%, ICE LIBOR USD 1 Month + 0.660%, 01/25/2036 (A)	6,434	5,934
Galaxy Xxiv Clo, Ser 2017-24A, Cl A
6.380%, ICE LIBOR USD 3 Month + 1.120%, 01/15/2031 (A)(D)	3,380	3,345

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Galaxy Xxviii Clo, Ser 2018-28A, Cl A1
6.360%, ICE LIBOR USD 3 Month + 1.100%, 07/15/2031 (A)(D)	$1,435	$1,417
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (D)	321	312
GoldentTree Loan Management US CLO I, Ser 2021-11A, Cl B
6.850%, ICE LIBOR USD 3 Month + 1.600%, 10/20/2034 (A)(D)	6,000	5,780
Golub Capital Partners CLO 66B, Ser 2023-66A, Cl A
6.926%, TSFR3M + 1.950%, 04/25/2036 (A)(D)	890	886
Golub Capital Partners CLO XLV MM, Ser 2019-45A, Cl A
6.970%, ICE LIBOR USD 3 Month + 1.720%, 10/20/2031 (A)(D)	1,500	1,477
Great Lakes Kcap F3c Senior LLC, Ser 2017-1A, Cl A
6.863%, ICE LIBOR USD 3 Month + 1.900%, 12/20/2029 (A)(D)	2,431	2,413
GreatAmerica Leasing Receivables Funding LLC, Ser 2022-1, Cl A3
5.080%, 09/15/2026 (D)	1,925	1,920
Halsey Point CLO I, Ser 2019-1A, Cl A1A1
6.600%, ICE LIBOR USD 3 Month + 1.350%, 01/20/2033 (A)(D)	590	580
Halsey Point CLO III, Ser 2020-3A, Cl A1A
6.749%, ICE LIBOR USD 3 Month + 1.450%, 11/30/2032 (A)(D)	700	690
Hardee's Funding LLC, Ser 2021-1A, Cl A2
2.865%, 06/20/2051 (D)	3,694	2,948
HGI CRE CLO, Ser 2021-FL1, Cl A
6.155%, ICE LIBOR USD 1 Month + 1.050%, 06/16/2036 (A)(D)	2,378	2,346
Hildene Community Funding CDO, Ser 2021-1A, Cl ARR
2.600%, 11/01/2035 (D)	2,170	1,855
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (D)	910	854
Home Partners of America Trust, Ser 2019-2, Cl A
2.703%, 10/19/2039 (D)	3,044	2,749
Home Partners of America Trust, Ser 2022-1, Cl A
3.930%, 04/17/2039 (D)	5,464	5,171
HPS Loan Management, Ser 2021-16A, Cl A1
6.413%, ICE LIBOR USD 3 Month + 1.140%, 01/23/2035 (A)(D)	6,000	5,833
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (D)	1,166	1,060

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (D)	$1,485	$1,292
KGS-Alpha SBA COOF Trust, Ser 2012-A, Cl A, IO
0.867%, 08/25/2038 (A)(D)	492	9
KGS-Alpha SBA COOF Trust, Ser 2014-2, Cl A, IO
3.740%, 04/25/2040 (A)(D)	83	4
KKR CLO XXXII, Ser 2020-32A, Cl A1
6.580%, ICE LIBOR USD 3 Month + 1.320%, 01/15/2032 (A)(D)	900	890
KREF, Ser 2022-FL3, Cl A
6.523%, TSFR1M + 1.450%, 02/17/2039 (A)(D)	4,100	3,997
LCM Loan Income Fund I Income Note Issuer, Ser 2018-27A, Cl A1
6.340%, ICE LIBOR USD 3 Month + 1.080%, 07/16/2031 (A)(D)	925	914
LCM XXI, Ser 2018-21A, Cl AR
6.130%, ICE LIBOR USD 3 Month + 0.880%, 04/20/2028 (A)(D)	132	131
Madison Park Funding XXXV, Ser 2021-35A, Cl A1R
6.240%, ICE LIBOR USD 3 Month + 0.990%, 04/20/2032 (A)(D)	4,010	3,955
Magnetite XIV-R, Ser 2018-14RA, Cl A2
6.382%, ICE LIBOR USD 3 Month + 1.120%, 10/18/2031 (A)(D)	2,910	2,870
MF1 LLC, Ser 2022-FL10, Cl A
7.708%, TSFR1M + 2.635%, 09/17/2037 (A)(D)	1,365	1,371
MF1, Ser 2020-FL4, Cl A
6.881%, TSFR1M + 1.814%, 11/15/2035 (A)(D)	1,196	1,192
MF1, Ser 2021-FL6, Cl A
6.211%, ICE LIBOR USD 1 Month + 1.100%, 07/16/2036 (A)(D)	570	555
MF1, Ser 2021-FL7, Cl A
6.191%, ICE LIBOR USD 1 Month + 1.080%, 10/16/2036 (A)(D)	3,875	3,766
Mid-State Capital Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (D)	2,000	1,950
Mid-State Trust XI, Ser 2003-11, Cl A1
4.864%, 07/15/2038	783	758
MKS CLO, Ser 2018-2A, Cl A
6.440%, ICE LIBOR USD 3 Month + 1.190%, 01/20/2031 (A)(D)	1,407	1,390
MVW LLC, Ser 2021-1WA, Cl B
1.440%, 01/22/2041 (D)	438	397
MVW LLC, Ser 2023-1A, Cl A
4.930%, 10/20/2040 (D)	432	428

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Myers Park CLO, Ser 2018-1A, Cl B1
6.850%, ICE LIBOR USD 3 Month + 1.600%, 10/20/2030 (A)(D)	$890	$868
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
6.707%, ICE LIBOR USD 1 Month + 1.600%, 10/15/2031 (A)(D)	877	876
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
7.257%, ICE LIBOR USD 1 Month + 2.150%, 12/15/2045 (A)(D)	330	331
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (D)	549	530
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (D)	16	16
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (D)	99	97
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (D)	3,229	3,097
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (D)	965	930
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (D)	1,633	1,550
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2A
3.010%, 12/15/2059 (D)	2,011	1,877
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/2068 (D)	2,435	2,256
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A2
2.120%, 01/15/2069 (D)	726	664
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (D)	1,189	1,077
Navient Private Education Refi Loan Trust, Ser 2020-EA, Cl A
1.690%, 05/15/2069 (D)	1,298	1,169
Navient Private Education Refi Loan Trust, Ser 2020-GA, Cl A
1.170%, 09/16/2069 (D)	2,390	2,132
Navient Private Education Refi Loan Trust, Ser 2020-IA, Cl A1A
1.330%, 04/15/2069 (D)	2,649	2,355
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (D)	628	551

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2021-BA, Cl A
0.940%, 07/15/2069 (D)	$645	$562
Navient Private Education Refi Loan Trust, Ser 2021-CA, Cl A
1.060%, 10/15/2069 (D)	2,428	2,115
Navient Private Education Refi Loan Trust, Ser 2021-EA, Cl A
0.970%, 12/16/2069 (D)	3,507	2,993
Navient Private Education Refi Loan Trust, Ser 2021-FA, Cl A
1.110%, 02/18/2070 (D)	2,236	1,901
Navient Private Education Refi Loan Trust, Ser 2021-GA, Cl A
1.580%, 04/15/2070 (D)	549	477
Navient Private Education Refi Loan Trust, Ser 2022-A, Cl A
2.230%, 07/15/2070 (D)	1,939	1,703
Navient Student Loan Trust, Ser 2014-1, Cl A3
5.648%, ICE LIBOR USD 1 Month + 0.510%, 06/25/2031 (A)	2,304	2,249
Navient Student Loan Trust, Ser 2014-3, Cl A
5.758%, ICE LIBOR USD 1 Month + 0.620%, 03/25/2083 (A)	2,929	2,818
Navient Student Loan Trust, Ser 2014-4, Cl A
5.758%, ICE LIBOR USD 1 Month + 0.620%, 03/25/2083 (A)	1,979	1,916
Navient Student Loan Trust, Ser 2016-3A, Cl A3
6.488%, ICE LIBOR USD 1 Month + 1.350%, 06/25/2065 (A)(D)	1,292	1,281
Navient Student Loan Trust, Ser 2017-3A, Cl A3
6.188%, ICE LIBOR USD 1 Month + 1.050%, 07/26/2066 (A)(D)	6,249	6,173
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (D)	2,178	2,070
Navient Student Loan Trust, Ser 2021-1A, Cl A1A
1.310%, 12/26/2069 (D)	973	842
Navient Student Loan Trust, Ser 2021-3A, Cl A1A
1.770%, 08/25/2070 (D)	2,289	2,011
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
5.435%, ICE LIBOR USD 3 Month + 0.180%, 10/27/2036 (A)	538	524
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
5.415%, ICE LIBOR USD 3 Month + 0.160%, 01/25/2037 (A)	1,648	1,620

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
5.365%, ICE LIBOR USD 3 Month + 0.110%, 10/25/2033 (A)	$3,478	$3,360
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
5.047%, ICE LIBOR USD 3 Month + 0.100%, 03/23/2037 (A)	3,707	3,621
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
5.067%, ICE LIBOR USD 3 Month + 0.120%, 12/24/2035 (A)	2,748	2,689
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
5.127%, ICE LIBOR USD 3 Month + 0.180%, 03/22/2032 (A)	441	425
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
6.088%, ICE LIBOR USD 1 Month + 0.950%, 11/25/2048 (A)(D)	3,648	3,573
Nelnet Student Loan Trust, Ser 2019-5, Cl A
2.530%, 10/25/2067 (D)	1,563	1,431
Nelnet Student Loan Trust, Ser 2021-CA, Cl AFX
1.320%, 04/20/2062 (D)	1,678	1,503
New Economy Assets Phase I Sponsor LLC, Ser 2021-1, Cl B1
2.410%, 10/20/2061 (D)	5,740	4,815
Newcastle Mortgage Securities Trust, Ser 2007-1, Cl 1A1
5.328%, ICE LIBOR USD 1 Month + 0.190%, 04/25/2037 (A)	5,981	5,630
NP SPE X, Ser 2021-1A, Cl A1
2.230%, 03/19/2051 (D)	2,556	2,257
Octagon Investment Partners XIV, Ser 2021-1A, Cl AARR
6.210%, ICE LIBOR USD 3 Month + 0.950%, 07/15/2029 (A)(D)	5,612	5,555
Octagon Investment Partners XXI, Ser 2021-1A, Cl AAR3
6.321%, ICE LIBOR USD 3 Month + 1.000%, 02/14/2031 (A)(D)	1,300	1,280
Octane Receivables Trust, Ser 2023-1A, Cl A
5.870%, 05/21/2029 (D)	1,670	1,664
OHA Credit Funding VII, Ser 2022-7A, Cl AR
6.328%, TSFR3M + 1.300%, 02/24/2037 (A)(D)	1,730	1,693
Owl Rock CLO III, Ser 2020-3A, Cl A1L
7.050%, ICE LIBOR USD 3 Month + 1.800%, 04/20/2032 (A)(D)	1,620	1,596
Palmer Square CLO, Ser 2021-1A, Cl A1R
6.471%, ICE LIBOR USD 3 Month + 1.150%, 11/14/2034 (A)(D)	2,430	2,376

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Palmer Square CLO, Ser 2022-1A, Cl A
6.369%, TSFR3M + 1.320%, 04/20/2035 (A)(D)	$5,800	$5,672
Point Au Roche Park CLO, Ser 2021-1A, Cl A
6.330%, ICE LIBOR USD 3 Month + 1.080%, 07/20/2034 (A)(D)	3,130	3,064
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (D)	2,651	2,522
Progress Residential Trust, Ser 2019-SFR4, Cl A
2.687%, 10/17/2036 (D)	2,230	2,136
Progress Residential Trust, Ser 2021-SFR3, Cl A
1.637%, 05/17/2026 (D)	6,178	5,484
RAMP Trust, Ser 2007-RZ1, Cl A3
5.638%, ICE LIBOR USD 1 Month + 0.500%, 02/25/2037 (A)	3,412	3,345
Recette CLO, Ser 2021-1A, Cl ARR
6.330%, ICE LIBOR USD 3 Month + 1.080%, 04/20/2034 (A)(D)	760	740
Reese Park CLO, Ser 2021-1A, Cl AR
6.390%, ICE LIBOR USD 3 Month + 1.130%, 10/15/2034 (A)(D)	3,690	3,617
Rockford Tower CLO, Ser 2021-2A, Cl AR
6.479%, ICE LIBOR USD 3 Month + 1.100%, 08/20/2032 (A)(D)	5,000	4,903
RR III, Ser 2018-3A, Cl A1R2
6.350%, ICE LIBOR USD 3 Month + 1.090%, 01/15/2030 (A)(D)	1,010	1,001
SBA Small Business Investment, Ser 2018-10B, Cl 1
3.548%, 09/10/2028	1,022	967
SBA Small Business Investment, Ser 2019-10A, Cl 1
3.113%, 03/10/2029	672	632
SBA Small Business Investment, Ser 2022-10A, Cl 1
2.938%, 03/10/2032	1,759	1,593
SBA Small Business Investment, Ser 2022-10B, Cl 1
4.262%, 09/10/2032	894	887
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
6.660%, ICE LIBOR USD 3 Month + 1.400%, 04/15/2031 (A)(D)	713	707
Sierra Timeshare Receivables Funding LLC, Ser 2018-3A, Cl B
3.870%, 09/20/2035 (D)	744	732
Silver Rock CLO I, Ser 2020-1A, Cl A
6.900%, ICE LIBOR USD 3 Month + 1.650%, 10/20/2031 (A)(D)	2,350	2,335

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust, Ser 2010-C, Cl A5
9.857%, ICE LIBOR USD 1 Month + 4.750%, 10/15/2041 (A)(D)	$1,533	$1,599
SLM Student Loan Trust, Ser 2003-4, Cl A5D
5.616%, ICE LIBOR USD 3 Month + 0.750%, 03/15/2033 (A)(D)	631	607
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
6.066%, ICE LIBOR USD 3 Month + 1.200%, 12/15/2033 (A)(D)	2,320	2,275
SLM Student Loan Trust, Ser 2006-8, Cl A6
5.415%, ICE LIBOR USD 3 Month + 0.160%, 01/25/2041 (A)	3,129	2,972
SLM Student Loan Trust, Ser 2008-2, Cl B
6.455%, ICE LIBOR USD 3 Month + 1.200%, 01/25/2083 (A)	1,155	1,147
SLM Student Loan Trust, Ser 2008-3, Cl B
6.455%, ICE LIBOR USD 3 Month + 1.200%, 04/26/2083 (A)	1,155	1,002
SLM Student Loan Trust, Ser 2008-4, Cl B
7.105%, ICE LIBOR USD 3 Month + 1.850%, 04/25/2073 (A)	1,155	1,095
SLM Student Loan Trust, Ser 2008-5, Cl B
7.105%, ICE LIBOR USD 3 Month + 1.850%, 07/25/2073 (A)	1,155	1,135
SLM Student Loan Trust, Ser 2008-6, Cl A4
6.355%, ICE LIBOR USD 3 Month + 1.100%, 07/25/2023 (A)	3,317	3,235
SLM Student Loan Trust, Ser 2008-6, Cl B
7.105%, ICE LIBOR USD 3 Month + 1.850%, 07/26/2083 (A)	1,155	1,064
SLM Student Loan Trust, Ser 2008-7, Cl B
7.105%, ICE LIBOR USD 3 Month + 1.850%, 07/26/2083 (A)	1,155	1,063
SLM Student Loan Trust, Ser 2011-2, Cl A2
6.338%, ICE LIBOR USD 1 Month + 1.200%, 10/25/2034 (A)	328	325
SLM Student Loan Trust, Ser 2014-3A, Cl A6A
5.805%, ICE LIBOR USD 3 Month + 0.550%, 10/25/2064 (A)(D)	2,615	2,555
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (D)	302	290
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
6.557%, ICE LIBOR USD 1 Month + 1.450%, 02/17/2032 (A)(D)	392	392
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
6.207%, ICE LIBOR USD 1 Month + 1.100%, 09/15/2034 (A)(D)	347	346

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2018-C, Cl A2A
3.630%, 11/15/2035 (D)	$596	$569
SMB Private Education Loan Trust, Ser 2019-A, Cl A2A
3.440%, 07/15/2036 (D)	1,119	1,072
SMB Private Education Loan Trust, Ser 2020-A, Cl A2A
2.230%, 09/15/2037 (D)	919	848
SMB Private Education Loan Trust, Ser 2020-BA, Cl A1A
1.290%, 07/15/2053 (D)	1,201	1,074
SMB Private Education Loan Trust, Ser 2020-PTA, Cl A2A
1.600%, 09/15/2054 (D)	1,885	1,689
SMB Private Education Loan Trust, Ser 2020-PTB, Cl A2A
1.600%, 09/15/2054 (D)	5,249	4,693
SMB Private Education Loan Trust, Ser 2021-A, Cl A2B
1.590%, 01/15/2053 (D)	1,149	1,006
SMB Private Education Loan Trust, Ser 2021-A, Cl APT1
1.070%, 01/15/2053 (D)	3,229	2,832
SMB Private Education Loan Trust, Ser 2021-B, Cl A
1.310%, 07/17/2051 (D)	2,653	2,355
SMB Private Education Loan Trust, Ser 2021-C, Cl APT1
1.390%, 01/15/2053 (D)	2,279	1,993
SMB Private Education Loan Trust, Ser 2021-C, Cl B
2.300%, 01/15/2053 (D)	1,010	910
SMB Private Education Loan Trust, Ser 2021-D, Cl A1A
1.340%, 03/17/2053 (D)	4,453	3,960
SMB Private Education Loan Trust, Ser 2021-E, Cl A1A
1.680%, 02/15/2051 (D)	3,822	3,437
SMB Private Education Loan Trust, Ser 2023-B, Cl A1B
6.765%, SOFR30A + 1.800%, 10/16/2056 (A)(D)	1,962	1,964
SoFi Consumer Loan Program Trust, Ser 2023-1S, Cl A
5.810%, 05/15/2031 (D)	518	517
SoFi Professional Loan Program LLC, Ser 2017-D, Cl A2FX
2.650%, 09/25/2040 (D)	37	35
SoFi Professional Loan Program LLC, Ser 2017-E, Cl A2B
2.720%, 11/26/2040 (D)	8	8

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program Trust, Ser 2020-C, Cl AFX
1.950%, 02/15/2046 (D)	$222	$200
SoFi Professional Loan Program Trust, Ser 2021-A, Cl AFX
1.030%, 08/17/2043 (D)	728	618
SoFi Professional Loan Program Trust, Ser 2021-B, Cl AFX
1.140%, 02/15/2047 (D)	1,692	1,425
South Carolina Student Loan, Ser 2015-A, Cl A
6.638%, ICE LIBOR USD 1 Month + 1.500%, 01/25/2036 (A)	855	853
Southwick Park CLO LLC, Ser 2021-4A, Cl A1R
6.310%, ICE LIBOR USD 3 Month + 1.060%, 07/20/2032 (A)(D)	5,170	5,086
Stack Infrastructure Issuer LLC, Ser 2019-1A, Cl A2
4.540%, 02/25/2044 (D)	714	701
Stack Infrastructure Issuer LLC, Ser 2020-1A, Cl A2
1.893%, 08/25/2045 (D)	6,252	5,677
Structured Asset Investment Loan Trust, Ser 2004-7, Cl A8
6.338%, ICE LIBOR USD 1 Month + 1.200%, 08/25/2034 (A)	865	838
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
5.688%, ICE LIBOR USD 1 Month + 0.550%, 09/25/2034 (A)	2,312	2,206
Structured Asset Securities Mortgage Loan Trust, Ser 2006-BC5, Cl A4
5.478%, ICE LIBOR USD 1 Month + 0.340%, 12/25/2036 (A)	1,678	1,639
STWD, Ser 2019-FL1, Cl A
6.251%, TSFR1M + 1.194%, 07/15/2038 (A)(D)	454	453
STWD, Ser 2022-FL3, Cl A
6.222%, SOFR30A + 1.350%, 11/15/2038 (A)(D)	200	196
T-Mobile US Trust, Ser 2022-1A, Cl A
4.910%, 05/22/2028 (D)	1,743	1,736
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/2058 (A)(D)	1,930	1,901
Trestles CLO IV, Ser 2021-4A, Cl B1
6.961%, ICE LIBOR USD 3 Month + 1.700%, 07/21/2034 (A)(D)	6,300	6,108
Triumph Rail Holdings LLC, Ser 2021-2, Cl A
2.150%, 06/19/2051 (D)	2,049	1,785

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
TRTX Issuer, Ser 2022-FL5, Cl A
6.556%, SOFR30A + 1.650%, 02/15/2039 (A)(D)	$4,050	$3,917
U.S. Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	226	208
U.S. Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	438	387
U.S. Small Business Administration, Ser 2022-25E, Cl 1
3.940%, 05/01/2047	973	924
U.S. Small Business Administration, Ser 2022-25F, Cl 1
4.010%, 06/01/2047	1,246	1,196
U.S. Small Business Administration, Ser 2022-25G, Cl 1
3.930%, 07/01/2047	9,155	8,739
U.S. Small Business Administration, Ser 2022-25H, Cl 1
3.800%, 08/01/2047	5,189	4,921
Venture XXXII CLO, Ser 2018-32A, Cl A2A
6.332%, ICE LIBOR USD 3 Month + 1.070%, 07/18/2031 (A)(D)	900	891
Verizon Master Trust, Ser 2022-2, Cl A
1.530%, 07/20/2028	1,524	1,435
Verizon Master Trust, Ser 2022-4, Cl A
3.400%, 11/20/2028	3,208	3,111
Verizon Master Trust, Ser 2022-6, Cl A
3.670%, 01/22/2029	2,888	2,810
Verizon Master Trust, Ser 2023-1, Cl A
4.490%, 01/22/2029	6,844	6,778
Verizon Master Trust, Ser 2023-2, Cl A
4.890%, 04/13/2028	1,101	1,097
Voya CLO, Ser 2018-3A, Cl A1A
6.410%, ICE LIBOR USD 3 Month + 1.150%, 10/15/2031 (A)(D)	2,810	2,774
Voya CLO, Ser 2018-3A, Cl A1R
6.452%, ICE LIBOR USD 3 Month + 1.190%, 10/18/2031 (A)(D)	750	742
Voya CLO, Ser 2021-3A, Cl A1R
6.290%, ICE LIBOR USD 3 Month + 1.040%, 04/20/2034 (A)(D)	1,110	1,083
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl M2
5.428%, ICE LIBOR USD 1 Month + 0.290%, 07/25/2036 (A)	7,485	7,325
Whitebox CLO II, Ser 2021-2A, Cl A1R
6.493%, ICE LIBOR USD 3 Month + 1.220%, 10/24/2034 (A)(D)	1,810	1,768
Whitebox CLO III, Ser 2021-3A, Cl A1
6.480%, ICE LIBOR USD 3 Month + 1.220%, 10/15/2034 (A)(D)	2,140	2,091

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Z Capital Credit Partners CLO, Ser 2021-1A, Cl A1R
6.770%, ICE LIBOR USD 3 Month + 1.510%, 07/16/2031 (A)(D)	$1,910	$1,899
Zais CLO XIII, Ser 2019-13A, Cl A1A
6.750%, ICE LIBOR USD 3 Month + 1.490%, 07/15/2032 (A)(D)	1,302	1,289
		453,438

Total Asset-Backed Securities
(Cost $742,360) ($ Thousands)		718,050

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
FHLB
5.370%, 05/21/2024	21,800	21,701
5.300%, 05/22/2024	22,010	21,906
1.000%, 09/30/2023	3,695	3,063
FHLB DN
5.077%, 08/25/2023(I)	10,000	9,882
4.931%, 08/09/2023(I)	15,000	14,857
4.836%, 07/24/2023(I)	15,000	14,890
FHLMC
0.000%, 07/15/2031(B)	600	435
FHLMC MTN
0.000%, 12/14/2029(B)	2,887	2,236
FNMA
2.625%, 09/06/2024	510	496
1.900%, 01/25/2036	3,503	2,597
1.520%, 08/21/2035	3,816	2,728
0.000%, 11/15/2030(B)	8,487	6,255
Resolution Funding Interest STRIP
0.000%, 01/15/2030(B)	1,930	1,483
Resolution Funding Principal STRIP
0.000%, 04/15/2030(B)	2,570	1,949
Tennessee Valley Authority Principal STRIP, PO
0.000%, 11/01/2025(B)	1,000	898

Total U.S. Government Agency Obligations
(Cost $109,587) ($ Thousands)		105,376

SOVEREIGN DEBT — 0.7%

Bermuda Government International Bond
5.000%, 07/15/2032(D)	953	936
Chile Government International Bond
3.100%, 05/07/2041	1,310	979

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Colombia Government International Bond
5.625%, 02/26/2044	$2,570	$1,853
5.200%, 05/15/2049	3,500	2,360
5.000%, 06/15/2045	3,310	2,193
3.125%, 04/15/2031	710	527
Export Finance & Insurance
4.625%, 10/26/2027(D)	2,742	2,786
Export-Import Bank of India
3.375%, 08/05/2026(D)	1,410	1,328
Indonesia Government International Bond
5.250%, 01/08/2047(D)	410	408
4.750%, 07/18/2047(D)	400	374
Israel Government AID Bond
0.000%, 11/01/2024(B)	1,000	931
0.000%, 02/15/2025(B)	1,000	920
0.000%, 08/15/2025(B)	1,000	897
Israel Government International Bond
4.500%, 01/17/2033	2,786	2,736
3.375%, 01/15/2050	430	315
2.750%, 07/03/2030	720	639
Italy Government International Bond
3.875%, 05/06/2051	619	434
Kazakhstan Government International Bond
4.875%, 10/14/2044(D)	2,480	2,214
Mexico Government International Bond
6.338%, 05/04/2053	2,251	2,257
6.050%, 01/11/2040	4,108	4,147
4.750%, 03/08/2044	3,480	2,933
4.400%, 02/12/2052(F)	820	634
3.771%, 05/24/2061	559	371
3.500%, 02/12/2034	3,244	2,725
2.659%, 05/24/2031	3,630	3,014
Panama Government International Bond
6.853%, 03/28/2054	786	806
6.700%, 01/26/2036	1,830	1,953
4.500%, 05/15/2047	530	416
4.500%, 04/01/2056	830	613
4.300%, 04/29/2053	950	694
3.160%, 01/23/2030	310	273
Paraguay Government International Bond
5.400%, 03/30/2050(D)	402	337
Peruvian Government International Bond
3.600%, 01/15/2072	2,465	1,605
3.550%, 03/10/2051(F)	240	173
Poland Government International Bond
5.500%, 04/04/2053	1,096	1,101
Province of Saskatchewan Canada
3.250%, 06/08/2027	1,044	1,005

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Uruguay Government International Bond
5.750%, 10/28/2034	$2,280	$2,491
5.100%, 06/18/2050	2,630	2,581
4.375%, 01/23/2031	680	678

Total Sovereign Debt
(Cost $62,193) ($ Thousands)		53,637

MUNICIPAL BONDS — 0.3%
California — 0.1%
California State University, Ser B, RB
2.374%, 11/01/2035	1,160	904
California State, Health Facilities Financing Authority, RB
3.000%, 08/15/2051	1,490	1,108
Regents of the University of California Medical Center, Ser N, RB
3.256%, 05/15/2060	4,660	3,200

		5,212

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	156	161
6.637%, 04/01/2057	2,274	2,477

		2,638

Nevada — 0.0%
Clark County, Airport System Revenue, Build America Project, Ser C, RB
6.820%, 07/01/2045	1,170	1,425

New York — 0.1%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	1,600	1,447
New York City, Ser D, GO
1.823%, 08/01/2030	2,205	1,826
New York City, Sub-Ser, Ser A, GO
3.000%, 08/01/2034	870	734
New York City, Transitional Finance Authority Future Tax Secured Revenue, Ser D-3, RB
2.400%, 11/01/2032	1,085	897
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.508%, 08/01/2037	1,940	2,031
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	2,795	2,306

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York State, Transportation Authority, Ser C2, RB
5.175%, 11/15/2049	$480	$440

		9,681

Ohio — 0.0%
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	689	625

Oregon — 0.0%
Oregon State, GO
5.762%, 06/01/2023	499	499

Texas — 0.0%
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,154	1,427
University of Texas, Ser B, RB
2.439%, 08/15/2049	585	384

		1,811

Virginia — 0.0%
University of Virginia, RB
2.256%, 09/01/2050	1,155	717
Virginia State, Housing Development Authority, Ser 2006-C, Cl CTFS, RB
6.000%, 06/25/2034	65	65

		782

Total Municipal Bonds
(Cost $27,109) ($ Thousands)		22,673

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, LP
5.010% **†(L)	15,811,343	$15,803

Total Affiliated Partnership
(Cost $15,814) ($ Thousands)		15,803

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	138,275,287	138,275

Total Cash Equivalent
(Cost $138,275) ($ Thousands)		138,275

PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $1,557) ($ Thousands)		686

Total Investments in Securities — 109.3%
(Cost $8,618,286) ($ Thousands)		$8,052,851

WRITTEN OPTIONS — (0.0)%
Total Written Options
(Premiums Received $2,206) ($ Thousands)		$(1,637)

A list of the exchange traded option contracts held by the Fund at May 31, 2023 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
December 2023, SOFR 1 Year MidCurve Future Option	285	$68,938	$95.88	12/16/2023	$141
June 2023, SOFR 1 Year MidCurve Future Option	2,175	522,516	95.50	6/17/2023	136
December 2023, SOFR 1 Year MidCurve Future Option	218	52,731	96.00	12/16/2023	127
July 2023, U.S. 2 Year Future Option	142	29,228	103.13	6/17/2023	135
June 2023, U.S. 5 Year Future Option	450	49,085	108.25	6/17/2023	39
June 2023, U.S. 5 Year Future Option	225	24,543	108.50	6/17/2023	33

		747,041			611

Call Options
June 2023, 3-Month SOFR Future Option	145	34,336	95.50	6/17/2023	1

SEI Institutional Investments Trust

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS (continued)
June 2023, U.S. 5 Year Future Option	225	$24,543	$109.50	6/17/2023	$32
June 2023, U.S. 5 Year Future Option	450	49,085	109.75	6/17/2023	42

		107,964			75

Total Purchased Options		$855,005			$686
WRITTEN OPTIONS — 0.0%
Put Options
June 2024, 3-Month SOFR Future Option	(2,175)	$(522,516)	94.50	06/22/2024	$(775)
December 2023, SOFR 1 Year MidCurve Future Option	(436)	(105,463)	95.38	12/16/2023	(109)
December 2023, SOFR 1 Year MidCurve Future Option	(570)	(137,876)	95.25	12/16/2023	(121)
June 2023, U.S. 5 Year Future Option	(225)	(24,543)	109.00	06/17/2023	(75)

		(790,398)			(1,080)

Call Options
June 2023, 3-Month SOFR Future Option	(145)	(34,336)	96.00	06/17/2023	(1)
September 2023, 3-Month SOFR Future Option	(297)	(70,411)	98.75	09/16/2023	(6)
June 2024, 3-Month SOFR Future Option	(649)	(155,914)	97.50	06/22/2024	(446)
July 2023, U.S. 10 Year Future Option	(325)	(37,202)	118.50	06/17/2023	(35)
June 2023, U.S. 5 Year Future Option	(225)	(24,543)	109.00	06/17/2023	(69)

		(322,406)			(557)

Total Written Options		$(1,112,804)			$(1,637)

A list of the open futures contracts held by the Fund at May 31, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
3 Month SOFR	4	Sep-2023	$964	$947	$(17)
3 Month SOFR	168	Mar-2026	40,482	40,732	250
90-Day Euro$	165	Jun-2023	40,013	38,966	(1,047)
Euro-Bobl	69	Jun-2023	8,435	8,690	213
U.S. 2-Year Treasury Note	4,240	Sep-2023	874,794	872,711	(2,083)
U.S. 5-Year Treasury Note	438	Sep-2023	47,668	47,776	108
U.S. 5-Year Treasury Note	2,715	Sep-2023	296,406	296,147	(259)
U.S. 10-Year Treasury Note	142	Sep-2023	16,227	16,255	28
U.S. Long Treasury Bond	967	Sep-2023	123,082	124,108	1,026
U.S. Ultra Long Treasury Bond	770	Sep-2023	103,998	105,394	1,396
Ultra 10-Year U.S. Treasury Note	6	Sep-2023	720	723	3
			1,552,789	1,552,449	(382)
Short Contracts
3 Month SOFR	(560)	Jun-2025	$(135,954)	$(135,667)	$287
3 Month SOFR	(1,072)	Mar-2024	(256,399)	(255,015)	1,384
U.S. 10-Year Treasury Note	(744)	Sep-2023	(84,952)	(85,165)	(213)
U.S. Long Treasury Bond	(297)	Sep-2023	(37,906)	(38,118)	(212)
Ultra 10-Year U.S. Treasury Note	(1,125)	Sep-2023	(134,631)	(135,510)	(879)
			(649,842)	(649,475)	367
			$902,947	$902,974	$(15)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Core Fixed Income Fund (Concluded)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2023 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	07/18/23	USD	457	EUR	416	$(12)
BNP Paribas	07/18/23	USD	4,358	CAD	5,860	(40)
Morgan Stanley	07/18/23	GBP	1,568	USD	1,956	10
Morgan Stanley	07/18/23	USD	2,595	AUD	3,860	(93)
Morgan Stanley	07/18/23	CNH	9,709	USD	1,419	51
						$(84)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2023 is as follows:

Credit Default Swap - Sell Protection
Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-CDX.NA.IG.4006/28@100	1.00%	Quarterly	6/20/2028	$352,793	$3,994	$2,696	$1,298

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
SOFR	4.10%	Annually	03/10/2026	USD	111,141	$1,358	$1,325	$33
2.50%	SOFR	Annually	04/21/2052	USD	9,190	1,164	15	1,149
3.15%	SOFR	Annually	05/15/2048	USD	5,074	91	–	91
2.60%	SOFR	Annually	02/15/2048	USD	10,104	1,121	675	446
2.62%	SOFR	Annually	02/15/2048	USD	2,934	316	3	313
3.05%	SOFR	Annually	02/15/2048	USD	6,309	224	133	91
2.51%	SOFR	Annually	02/15/2048	USD	3,780	476	24	452
1.63%	SOFR	Annually	05/15/2047	USD	15,520	4,192	643	3,549
3.00%	SOFR	Annually	09/20/2053	USD	6,614	149	–	149
1.52%	SOFR	Annually	02/15/2047	USD	20,626	5,921	(23)	5,944
3.40%	SOFR	Annually	03/10/2034	USD	24,721	(390)	(442)	52
2.00%	SOFR	Annually	03/18/2032	USD	10,958	1,143	62	1,081
SOFR	3.30%	Annually	12/31/2029	USD	13,260	(100)	(1)	(99)
3.85%	SOFR	Annually	06/30/2029	USD	2,310	(49)	3	(52)
3.27%	SOFR	Annually	04/30/2029	USD	39,764	414	(538)	952
2.85%	SOFR	Annually	02/15/2029	USD	17,852	576	(34)	610
SOFR	3.45%	Annually	11/30/2027	USD	25,168	(13)	(3)	(10)
1.72875%	3-MONTH USD - LIBOR	Annually	02/15/2047	USD	9,870	2,498	116	2,382
3.00%	SOFR	Annually	09/20/2053	USD	6,386	144	–	144
						$19,235	$1,958	$17,277

SEI Institutional Investments Trust

Percentages are based on Net Assets of $7,365,104 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Zero coupon security.
(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $1,211,252 ($ Thousands), representing 16.4% of the Net Assets of the Fund.

(E)	No interest rate available.
(F)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(G)	Perpetual security with no stated maturity date.
(H)	Security is in default on interest payment.
(I)	Interest rate represents the security's effective yield at the time of purchase.
(J)	Security, or a portion thereof, has been pledged as collateral on TBAs. The total market value of such securities as of May 31, 2023 was $1,022 ($ Thousands).
(K)	Security, or a portion thereof, has been pledged as collateral on futures contracts. The total market value of such securities as of May 31, 2023 was $3,787 ($ Thousands).
(L)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $15,803 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	3,108,572	–	3,108,572
Corporate Obligations	–	2,177,281	–	2,177,281
U.S. Treasury Obligations	–	1,712,498	–	1,712,498
Asset-Backed Securities	–	718,050	–	718,050
U.S. Government Agency Obligations	–	105,376	–	105,376
Sovereign Debt	–	53,637	–	53,637
Municipal Bonds	–	22,673	–	22,673
Affiliated Partnership	–	15,803	–	15,803
Cash Equivalent	138,275	–	–	138,275
Purchased Options	686	–	–	686
Total Investments in Securities	138,961	7,913,890	–	8,052,851

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(1,637)	–	–	(1,637)
Futures Contracts*
Unrealized Appreciation	4,695	–	–	4,695
Unrealized Depreciation	(4,710)	–	–	(4,710)
Forward Contracts*
Unrealized Appreciation	–	61	–	61
Unrealized Depreciation	–	(145)	–	(145)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	1,298	–	1,298
Unrealized Depreciation	–	–	–	–
Interest Rate Swaps*
Unrealized Appreciation	–	17,438	–	17,438
Unrealized Depreciation	–	(161)	–	(161)
Total Other Financial Instruments	(1,652)	18,491	–	16,839

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$10,360	$114,256	($108,815)	$(1)	$3	$15,803	$90	$—
SEI Daily Income Trust, Government Fund, Institutional Class	290,087	6,181,678	(6,333,490)	—	—	138,275	7,510	—
Totals	$300,447	$6,295,934	($6,442,305)	$(1)	$3	$154,078	$7,600	—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 76.1%
Communication Services — 12.3%
Altice Financing
5.750%, 08/15/2029 (A)	$4,339	$3,309
5.000%, 01/15/2028 (A)	4,578	3,577
Altice France
8.125%, 02/01/2027 (A)	461	397
5.500%, 01/15/2028 (A)	200	152
5.500%, 10/15/2029 (A)	3,790	2,750
5.125%, 07/15/2029 (A)	723	515
Altice France Holding
10.500%, 05/15/2027 (A)	8,969	5,359
6.000%, 02/15/2028 (A)	1,204	596
AMC Entertainment Holdings
10.000%, 06/15/2026 (A)	187	119
6.125%, 05/15/2027	475	181
AMC Networks
5.000%, 04/01/2024	1,310	1,287
4.250%, 02/15/2029	873	497
ANGI Group LLC
3.875%, 08/15/2028 (A)	2,741	2,232
Arches Buyer
6.125%, 12/01/2028 (A)	2,962	2,563
4.250%, 06/01/2028 (A)	373	316
Audacy Capital
6.750%, 03/31/2029 (A)	5,891	147
6.500%, 05/01/2027 (A)	2,865	79
Beasley Mezzanine Holdings LLC
8.625%, 02/01/2026 (A)	4,935	3,241

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Belo
7.250%, 09/15/2027	$442	$417
CCO Holdings LLC
5.375%, 06/01/2029 (A)	1,288	1,159
5.125%, 05/01/2027 (A)	5,326	4,934
5.000%, 02/01/2028 (A)	5,582	5,073
4.750%, 03/01/2030 (A)	2,015	1,699
4.750%, 02/01/2032 (A)	253	203
4.500%, 08/15/2030 (A)	9,138	7,522
4.500%, 05/01/2032	3,170	2,481
4.250%, 02/01/2031 (A)	5,342	4,279
4.250%, 01/15/2034 (A)	1,240	917
Charter Communications Operating LLC
3.950%, 06/30/2062	1,360	815
Cinemark USA
8.750%, 05/01/2025 (A)	161	164
5.250%, 07/15/2028 (A)	240	210
Clear Channel Outdoor Holdings Inc.
7.750%, 04/15/2028 (A)	1,814	1,351
7.500%, 06/01/2029 (A)	807	575
5.125%, 08/15/2027 (A)	3,070	2,706
CMG Media Corp.
8.875%, 12/15/2027 (A)	8,763	5,676
Comcast
2.987%, 11/01/2063	670	415
2.937%, 11/01/2056	1,165	747
Connect Finco Sarl
6.750%, 10/01/2026 (A)	882	850
Consolidated Communications
6.500%, 10/01/2028 (A)	3,270	2,448
CSC Holdings LLC
11.250%, 05/15/2028 (A)	555	526
7.500%, 04/01/2028 (A)	1,165	631
6.500%, 02/01/2029 (A)	3,170	2,496
5.750%, 01/15/2030 (A)	8,224	3,622
5.250%, 06/01/2024	1,256	1,165
4.625%, 12/01/2030 (A)	1,306	558
4.500%, 11/15/2031 (A)	909	632
3.375%, 02/15/2031 (A)	1,337	914
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	1,616	1,180
Diamond Sports Group LLC
6.625%, 08/15/2027 (A)(B)	5,251	105
5.375%, 08/15/2026 (A)(B)	10,790	454
Directv Financing LLC
5.875%, 08/15/2027 (A)	4,144	3,650
DISH DBS
7.750%, 07/01/2026	5,532	3,174
7.375%, 07/01/2028	6,730	3,441
5.875%, 11/15/2024	3,896	3,337
5.750%, 12/01/2028 (A)	1,775	1,288
5.250%, 12/01/2026 (A)	3,845	3,037

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.125%, 06/01/2029	$2,397	$1,087
DISH Network
11.750%, 11/15/2027 (A)	7,995	7,652
Embarq
7.995%, 06/01/2036	1,102	548
EquipmentShare.com
9.000%, 05/15/2028 (A)	400	367
Frontier Communications Holdings LLC
8.750%, 05/15/2030 (A)	2,208	2,064
6.750%, 05/01/2029 (A)	475	350
6.000%, 01/15/2030 (A)	1,232	865
5.875%, 10/15/2027 (A)	292	260
5.875%, 11/01/2029	1,408	986
5.000%, 05/01/2028 (A)	1,135	951
Gannett Holdings LLC
6.000%, 11/01/2026 (A)	264	220
GCI LLC
4.750%, 10/15/2028 (A)	795	671
Gray Escrow II
5.375%, 11/15/2031 (A)	6,082	3,870
Gray Television
7.000%, 05/15/2027 (A)	779	642
5.875%, 07/15/2026 (A)	105	90
4.750%, 10/15/2030 (A)	795	515
Hughes Satellite Systems
6.625%, 08/01/2026	130	120
iHeartCommunications
8.375%, 05/01/2027	935	528
6.375%, 05/01/2026	566	429
5.250%, 08/15/2027 (A)	565	397
Iliad Holding SASU
7.000%, 10/15/2028 (A)	310	289
6.500%, 10/15/2026 (A)	1,405	1,323
Intelsat Jackson
0.000%, 12/31/2049 (C)(D)	6,854	1
Intelsat Jackson Holdings
6.500%, 03/15/2030 (A)	2,187	2,012
ION Trading Technologies Sarl
5.750%, 05/15/2028 (A)	3,125	2,598
Kenbourne Invest
6.875%, 11/26/2024 (A)	290	235
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	3,076	2,854
Level 3 Financing
10.500%, 05/15/2030 (A)	3,184	3,026
4.625%, 09/15/2027 (A)	3,763	2,351
4.250%, 07/01/2028 (A)	1,248	718
3.875%, 11/15/2029 (A)	275	201
3.750%, 07/15/2029 (A)	535	290
3.625%, 01/15/2029 (A)	6,112	3,302
Live Nation Entertainment
6.500%, 05/15/2027 (A)	893	895

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.625%, 03/15/2026 (A)	$466	$455
4.875%, 11/01/2024 (A)	1,660	1,631
4.750%, 10/15/2027 (A)	3,209	2,972
Lumen Technologies
5.625%, 04/01/2025	431	321
5.375%, 06/15/2029 (A)	466	202
5.125%, 12/15/2026 (A)	1,767	1,082
4.500%, 01/15/2029 (A)	190	75
4.000%, 02/15/2027 (A)	2,607	1,706
McGraw-Hill Education
5.750%, 08/01/2028 (A)	3,980	3,393
Midcontinent Communications
5.375%, 08/15/2027 (A)	1,062	989
Millennium Escrow
6.625%, 08/01/2026 (A)	1,405	961
News
5.125%, 02/15/2032 (A)	255	232
3.875%, 05/15/2029 (A)	428	376
Nexstar Media
5.625%, 07/15/2027 (A)	1,715	1,573
4.750%, 11/01/2028 (A)	4,340	3,662
Photo Holdings Merger Sub
8.500%, 10/01/2026 (A)	905	521
Radiate Holdco LLC
6.500%, 09/15/2028 (A)	4,675	2,349
4.500%, 09/15/2026 (A)	3,795	2,922
Sable International Finance
5.750%, 09/07/2027 (A)	1,407	1,306
Scripps Escrow
5.875%, 07/15/2027 (A)	290	223
Scripps Escrow II
3.875%, 01/15/2029 (A)	3,896	3,000
Sinclair Television Group
5.125%, 02/15/2027 (A)	365	299
4.125%, 12/01/2030 (A)	2,745	1,795
Sirius XM Radio
5.500%, 07/01/2029 (A)	1,151	1,005
5.000%, 08/01/2027 (A)	2,298	2,083
4.125%, 07/01/2030 (A)	3,448	2,712
4.000%, 07/15/2028 (A)	1,195	1,001
3.875%, 09/01/2031 (A)	2,210	1,631
SoftBank Group
5.125%, 09/19/2027	799	715
Spanish Broadcasting System
9.750%, 03/01/2026 (A)	4,100	2,665
Stagwell Global LLC
5.625%, 08/15/2029 (A)	550	472
TEGNA
4.625%, 03/15/2028	2,743	2,386
Telecom Italia
5.303%, 05/30/2024 (A)	515	502

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Telecom Italia Capital
6.000%, 09/30/2034	$3,059	$2,574
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	3,200	2,960
Telesat Canada
6.500%, 10/15/2027 (A)	4,656	2,025
5.625%, 12/06/2026 (A)	3,104	1,878
Time Warner Cable Enterprises LLC
8.375%, 07/15/2033	1,540	1,709
T-Mobile USA
3.500%, 04/15/2031	1,630	1,452
3.375%, 04/15/2029	700	633
U.S. Cellular
6.700%, 12/15/2033	2,095	1,722
Univision Communications Inc
7.375%, 06/30/2030 (A)	229	213
6.625%, 06/01/2027 (A)	85	81
4.500%, 05/01/2029 (A)	2,921	2,452
Urban One
7.375%, 02/01/2028 (A)	6,745	6,070
Verizon Communications
3.000%, 11/20/2060	735	451
2.987%, 10/30/2056	700	432
Virgin Media Finance
5.000%, 07/15/2030 (A)	1,216	963
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	505	454
4.500%, 08/15/2030 (A)	757	629
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028 (A)	3,455	3,001
Vmed O2 UK Financing I
4.250%, 01/31/2031 (A)	2,255	1,816
VTR Comunicaciones
5.125%, 01/15/2028 (A)	2,275	1,069
4.375%, 04/15/2029 (A)	615	284
VZ Secured Financing BV
5.000%, 01/15/2032 (A)	1,985	1,579
Windstream Escrow LLC
7.750%, 08/15/2028 (A)	5,255	4,273
WMG Acquisition
3.000%, 02/15/2031 (A)	1,355	1,092
Zayo Group Holdings Inc
6.125%, 03/01/2028 (A)	1,787	1,077

		232,981

Consumer Discretionary — 14.1%
1011778 BC ULC / New Red Finance
4.375%, 01/15/2028 (A)	2,175	1,997
4.000%, 10/15/2030 (A)	370	318
3.875%, 01/15/2028 (A)	745	683
Academy
6.000%, 11/15/2027 (A)	1,860	1,795

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Adient Global Holdings Ltd.
8.250%, 04/15/2031 (A)	$405	$405
7.000%, 04/15/2028 (A)	64	65
4.875%, 08/15/2026 (A)	3,415	3,232
ADT Security
4.875%, 07/15/2032 (A)	2,163	1,843
4.125%, 08/01/2029 (A)	515	449
Adtalem Global Education
5.500%, 03/01/2028 (A)	1,552	1,450
Air Canada
3.875%, 08/15/2026 (A)	1,775	1,648
American Axle & Manufacturing
6.875%, 07/01/2028	807	722
6.500%, 04/01/2027	635	592
5.000%, 10/01/2029	285	232
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	1,831	1,670
Aramark Services
5.000%, 02/01/2028 (A)	740	699
Asbury Automotive Group
4.750%, 03/01/2030	202	177
4.625%, 11/15/2029 (A)	1,370	1,208
4.500%, 03/01/2028	2,803	2,556
Ashton Woods USA LLC
6.625%, 01/15/2028 (A)	3,211	3,010
4.625%, 08/01/2029 (A)	53	45
Aston Martin Capital Holdings
10.500%, 11/30/2025 (A)	1,411	1,410
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(C)(D)(E)	2,600	–
Avianca Midco 2
9.000%, 12/01/2028 (A)	2,683	2,197
Bath & Body Works
7.600%, 07/15/2037	780	700
7.500%, 06/15/2029	542	548
6.875%, 11/01/2035	979	887
6.750%, 07/01/2036	2,997	2,675
6.694%, 01/15/2027	149	150
6.625%, 10/01/2030 (A)	3,069	2,924
5.250%, 02/01/2028	2,371	2,256
Boyne USA
4.750%, 05/15/2029 (A)	304	272
Brookfield Residential Properties
4.875%, 02/15/2030 (A)	1,081	816
Caesars Entertainment
8.125%, 07/01/2027 (A)	720	734
7.000%, 02/15/2030 (A)	1,120	1,125
6.250%, 07/01/2025 (A)	310	309
4.625%, 10/15/2029 (A)	2,100	1,810
Caesars Resort Collection LLC
5.750%, 07/01/2025 (A)	524	527

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Carnival
10.500%, 02/01/2026 (A)	$109	$113
10.500%, 06/01/2030 (A)	2,439	2,448
9.875%, 08/01/2027 (A)	3,000	3,096
7.625%, 03/01/2026 (A)	3,576	3,391
6.000%, 05/01/2029 (A)	1,377	1,145
5.750%, 03/01/2027 (A)	10,162	8,699
4.000%, 08/01/2028 (A)	413	360
Carnival Holdings Bermuda
10.375%, 05/01/2028 (A)	1,185	1,283
Carvana
5.875%, 10/01/2028 (A)	413	236
5.625%, 10/01/2025 (A)	788	590
4.875%, 09/01/2029 (A)	1,368	686
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	627	553
Cedar Fair
5.250%, 07/15/2029	545	501
Century Communities
6.750%, 06/01/2027	624	624
Churchill Downs
6.750%, 05/01/2031 (A)	1,066	1,051
Clarios Global
8.500%, 05/15/2027 (A)	2,350	2,356
6.750%, 05/15/2025 (A)	896	898
6.750%, 05/15/2028 (A)	297	297
6.250%, 05/15/2026 (A)	1,431	1,416
Cooper-Standard Automotive
13.500% cash/0% PIK, 03/31/2027 (A)	2,546	2,559
5.625% cash/0% PIK, 05/15/2027 (A)	1,485	839
Dana
5.625%, 06/15/2028	465	426
5.375%, 11/15/2027	958	897
Dealer Tire LLC
8.000%, 02/01/2028 (A)	925	847
Dornoch Debt Merger Sub
6.625%, 10/15/2029 (A)	5,591	4,197
eG Global Finance
8.500%, 10/30/2025 (A)	842	812
6.750%, 02/07/2025 (A)	6,488	6,235
Empire Resorts
7.750%, 11/01/2026 (A)	5,240	4,218
Fontainebleau Las Vegas
11.000%, 06/15/2015 (A)(B)	3,481	–
Ford Motor
6.100%, 08/19/2032	1,728	1,624
4.750%, 01/15/2043	5,531	4,087
Ford Motor Credit LLC
7.350%, 03/06/2030	855	861
6.950%, 03/06/2026	200	200
6.800%, 05/12/2028	3,032	3,001

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.125%, 06/16/2025	$1,285	$1,246
5.113%, 05/03/2029	6,620	6,061
4.687%, 06/09/2025	1,245	1,197
4.542%, 08/01/2026	1,481	1,385
4.271%, 01/09/2027	485	445
4.134%, 08/04/2025	1,600	1,515
4.125%, 08/17/2027	515	465
4.063%, 11/01/2024	2,787	2,694
4.000%, 11/13/2030	3,233	2,717
3.810%, 01/09/2024	90	88
3.375%, 11/13/2025	207	191
2.900%, 02/16/2028	4,000	3,377
2.900%, 02/10/2029	505	410
2.700%, 08/10/2026	200	177
Ford Motor Credit LLC MTN
4.389%, 01/08/2026	650	611
Gap
3.625%, 10/01/2029 (A)	445	313
Goodyear Tire & Rubber
5.250%, 04/30/2031	181	159
5.250%, 07/15/2031	622	541
5.000%, 07/15/2029	517	466
Hanesbrands
9.000%, 02/15/2031 (A)	134	134
Hertz (Escrow Security) (D)
0.000%, 10/15/2024	1,573	39
0.000%, 08/01/2026	715	50
0.000%, 01/15/2028	420	30
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	326	321
4.875%, 01/15/2030	130	121
4.000%, 05/01/2031 (A)	3,270	2,822
3.750%, 05/01/2029 (A)	3,562	3,144
3.625%, 02/15/2032 (A)	2,409	1,992
International Game Technology
6.250%, 01/15/2027 (A)	1,090	1,088
5.250%, 01/15/2029 (A)	545	516
4.125%, 04/15/2026 (A)	1,178	1,115
Jacobs Entertainment
6.750%, 02/15/2029 (A)	3,953	3,470
Jaguar Land Rover Automotive
5.500%, 07/15/2029 (A)	3,250	2,774
Ken Garff Automotive LLC
4.875%, 09/15/2028 (A)	442	385
Kohl's
4.625%, 05/01/2031	1,259	820
4.250%, 07/17/2025	839	769
LBM Acquisition LLC
6.250%, 01/15/2029 (A)	2,371	1,877
LCM Investments Holdings II LLC
4.875%, 05/01/2029 (A)	3,695	3,081

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Liberty Interactive LLC
8.250%, 02/01/2030	$5,360	$1,871
Life Time
5.750%, 01/15/2026 (A)	2,697	2,613
Lions Gate Capital Holdings LLC
5.500%, 04/15/2029 (A)	2,138	1,518
Lithia Motors
4.375%, 01/15/2031 (A)	993	847
3.875%, 06/01/2029 (A)	615	530
LSF9 Atlantis Holdings LLC
7.750%, 02/15/2026 (A)	4,886	4,532
MajorDrive Holdings IV LLC
6.375%, 06/01/2029 (A)	5,084	3,884
Mattamy Group
4.625%, 03/01/2030 (A)	1,082	930
MGM Resorts International
6.750%, 05/01/2025	495	497
5.750%, 06/15/2025	336	334
5.500%, 04/15/2027	150	144
4.750%, 10/15/2028	3,177	2,895
Michaels
7.875%, 05/01/2029 (A)	3,415	2,098
Midwest Gaming Borrower LLC
4.875%, 05/01/2029 (A)	2,219	1,956
NCL
8.375%, 02/01/2028 (A)	171	177
5.875%, 03/15/2026 (A)	1,390	1,261
5.875%, 02/15/2027 (A)	1,845	1,757
NCL Finance
6.125%, 03/15/2028 (A)	1,307	1,114
Neiman Marcus Group (Escrow Security)
0.000%, 10/15/2022 (B)(C)(D)	2,835	380
Newell Brands
6.625%, 09/15/2029	77	73
6.375%, 09/15/2027	152	144
4.700%, 04/01/2026	515	478
Nissan Motor
4.345%, 09/17/2027 (A)	2,466	2,204
Nissan Motor Acceptance LLC
2.000%, 03/09/2026 (A)	2,184	1,896
Nordstrom
4.375%, 04/01/2030	13	10
PetSmart
7.750%, 02/15/2029 (A)	1,561	1,515
4.750%, 02/15/2028 (A)	2,006	1,856
PM General Purchaser LLC
9.500%, 10/01/2028 (A)	543	509
QVC
4.850%, 04/01/2024	2,643	2,522
4.750%, 02/15/2027	1,270	780
4.450%, 02/15/2025	845	718
4.375%, 09/01/2028	1,671	969

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Raptor Acquisition
4.875%, 11/01/2026 (A)	$360	$338
Ritchie Bros Holdings
7.750%, 03/15/2031 (A)	1,300	1,355
6.750%, 03/15/2028 (A)	1,270	1,285
Royal Caribbean Cruises
11.625%, 08/15/2027 (A)	5,217	5,670
11.500%, 06/01/2025 (A)	437	462
9.250%, 01/15/2029 (A)	1,035	1,100
8.250%, 01/15/2029 (A)	345	363
7.250%, 01/15/2030 (A)	255	257
5.500%, 08/31/2026 (A)	2,425	2,280
5.500%, 04/01/2028 (A)	550	505
Service International
3.375%, 08/15/2030	273	227
Shea Homes
4.750%, 02/15/2028	1,081	948
4.750%, 04/01/2029	1,323	1,155
Six Flags Entertainment
7.250%, 05/15/2031 (A)	185	178
5.500%, 04/15/2027 (A)	200	189
Six Flags Theme Parks
7.000%, 07/01/2025 (A)(E)	136	137
Sonic Automotive
4.625%, 11/15/2029 (A)	372	308
Specialty Building Products Holdings LLC
6.375%, 09/30/2026 (A)	4,016	3,624
SRS Distribution
6.125%, 07/01/2029 (A)	1,924	1,593
6.000%, 12/01/2029 (A)	813	668
4.625%, 07/01/2028 (A)	357	315
Staples
10.750%, 04/15/2027 (A)	2,103	1,290
7.500%, 04/15/2026 (A)	3,751	3,083
Station Casinos LLC
4.500%, 02/15/2028 (A)	2,287	2,035
Studio City
7.000%, 02/15/2027 (A)	725	674
Studio City Finance
5.000%, 01/15/2029 (A)	4,170	3,035
Superior Plus
4.500%, 03/15/2029 (A)	368	322
Tempur Sealy International
4.000%, 04/15/2029 (A)	754	642
3.875%, 10/15/2031 (A)	2,097	1,677
Vail Resorts
6.250%, 05/15/2025 (A)	981	983
Victoria's Secret
4.625%, 07/15/2029 (A)	3,278	2,515
Viking Cruises
5.875%, 09/15/2027 (A)	3,560	3,137

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vista Outdoor
4.500%, 03/15/2029 (A)	$828	$678
VistaJet Malta Finance
9.500%, 06/01/2028 (A)	939	859
6.375%, 02/01/2030 (A)	11,366	9,037
Wesco Aircraft Holdings
13.125%, 11/15/2027 (A)(B)	180	11
9.000%, 11/15/2026 (A)(B)	936	84
8.500%, 11/15/2024 (A)(B)	143	7
Wheel Pros
6.500%, 05/15/2029 (A)	3,955	1,747
White Capital Buyer LLC
6.875%, 10/15/2028 (A)	188	163
White Capital Parent LLC
8.250% cash/0% PIK, 03/15/2026 (A)	4,020	3,789
Wolverine World Wide
4.000%, 08/15/2029 (A)	3,453	2,754
WW International
4.500%, 04/15/2029 (A)	2,845	1,714
Wynn Las Vegas LLC
5.500%, 03/01/2025 (A)	1,051	1,030
Wynn Resorts Finance LLC
5.125%, 10/01/2029 (A)	651	581
Yum! Brands
6.875%, 11/15/2037	1,840	1,954
5.350%, 11/01/2043	180	158
3.625%, 03/15/2031	3,225	2,756

		265,972

Consumer Staples — 4.5%
1375209 BC
9.000%, 01/30/2028 (A)	2,168	2,162
180 Medical
3.875%, 10/15/2029 (A)	214	187
Akumin
7.000%, 11/01/2025 (A)	5,255	4,257
Akumin Escrow
7.500%, 08/01/2028 (A)	1,865	1,263
Albertsons Cos
5.875%, 02/15/2028 (A)	161	157
4.625%, 01/15/2027 (A)	1,636	1,555
3.500%, 03/15/2029 (A)	615	535
Allied Universal Holdco LLC
6.625%, 07/15/2026 (A)	1,814	1,704
4.625%, 06/01/2028 (A)	684	563
APX Group
5.750%, 07/15/2029 (A)	1,163	994
B&G Foods
5.250%, 04/01/2025	871	821
Central Garden & Pet
5.125%, 02/01/2028	1,150	1,081
4.125%, 10/15/2030	422	354

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chobani LLC
7.500%, 04/15/2025 (A)	$4,878	$4,845
4.625%, 11/15/2028 (A)	2,322	2,106
CoreLogic
4.500%, 05/01/2028 (A)	3,385	2,723
Coty
6.500%, 04/15/2026 (A)	33	32
5.000%, 04/15/2026 (A)	1,524	1,464
4.750%, 01/15/2029 (A)	2,800	2,571
CPI CG
8.625%, 03/15/2026 (A)	2,131	2,057
Edgewell Personal Care
5.500%, 06/01/2028 (A)	560	524
4.125%, 04/01/2029 (A)	217	187
Endo DAC
9.500%, 07/31/2027 (A)(B)	1,903	105
6.000%, 06/30/2028 (A)(B)	2,293	126
Endo Luxembourg Finance I Sarl
6.125%, 04/01/2029 (A)(B)	2,355	1,717
Energizer Holdings
6.500%, 12/31/2027 (A)	237	228
4.750%, 06/15/2028 (A)	871	775
4.375%, 03/31/2029 (A)	755	646
Garda World Security
9.500%, 11/01/2027 (A)	560	524
6.000%, 06/01/2029 (A)	429	341
Grifols Escrow Issuer
4.750%, 10/15/2028 (A)	2,593	2,194
High Ridge Brands (Escrow Security)
0.974%, 03/15/2025	800	–
HLF Financing Sarl LLC
4.875%, 06/01/2029 (A)	3,560	2,457
JBS USA LUX
5.500%, 01/15/2030 (A)	3,450	3,278
Lamb Weston Holdings
4.125%, 01/31/2030 (A)	1,447	1,289
Lannett
7.750%, 04/15/2026 (A)(B)	5,135	385
NESCO Holdings II
5.500%, 04/15/2029 (A)	372	329
New Albertsons
8.700%, 05/01/2030	1,149	1,233
8.000%, 05/01/2031	995	1,017
PECF USS Intermediate Holding III
8.000%, 11/15/2029 (A)	3,650	1,889
Performance Food Group
6.875%, 05/01/2025 (A)	80	80
5.500%, 10/15/2027 (A)	574	552
4.250%, 08/01/2029 (A)	495	437
Pilgrim's Pride
6.250%, 07/01/2033	2,159	2,102
3.500%, 03/01/2032	1,296	1,036

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Post Holdings
5.750%, 03/01/2027 (A)	$54	$53
5.625%, 01/15/2028 (A)	636	613
5.500%, 12/15/2029 (A)	1,656	1,540
4.625%, 04/15/2030 (A)	224	196
Prime Security Services Borrower LLC
5.750%, 04/15/2026 (A)	1,928	1,886
3.375%, 08/31/2027 (A)	1,080	948
Radiology Partners
9.250%, 02/01/2028 (A)	1,514	416
Rite Aid
8.000%, 11/15/2026 (A)	1,327	696
7.500%, 07/01/2025 (A)	1,719	1,170
RP Escrow Issuer LLC
5.250%, 12/15/2025 (A)	7,145	4,771
Sabre GLBL
11.250%, 12/15/2027 (A)	3,935	3,025
7.375%, 09/01/2025 (A)	268	226
Sigma Holdco BV
7.875%, 05/15/2026 (A)	4,759	4,043
Sotheby's
5.875%, 06/01/2029 (A)	842	663
Spectrum Brands
5.500%, 07/15/2030 (A)	916	838
5.000%, 10/01/2029 (A)	630	562
3.875%, 03/15/2031 (A)	222	182
StoneMor
8.500%, 05/15/2029 (A)	3,210	2,712
Triton Water Holdings
6.250%, 04/01/2029 (A)	4,862	4,056
US Foods
6.250%, 04/15/2025 (A)	1,256	1,253
4.750%, 02/15/2029 (A)	50	46
4.625%, 06/01/2030 (A)	405	364

		85,141

Energy — 10.5%
Aethon United BR
8.250%, 02/15/2026 (A)	1,906	1,844
Antero Midstream Partners
7.875%, 05/15/2026 (A)	323	327
5.750%, 03/01/2027 (A)	235	225
5.750%, 01/15/2028 (A)	337	322
5.375%, 06/15/2029 (A)	500	460
Antero Resources
8.375%, 07/15/2026 (A)	351	364
7.625%, 02/01/2029 (A)	907	923
5.375%, 03/01/2030 (A)	2,017	1,854
Apache
5.100%, 09/01/2040	4,382	3,604
Archrock Partners
6.875%, 04/01/2027 (A)	420	401

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.250%, 04/01/2028 (A)	$1,263	$1,172
Ascent Resources Utica Holdings LLC
8.250%, 12/31/2028 (A)	2,308	2,230
7.000%, 11/01/2026 (A)	1,489	1,427
5.875%, 06/30/2029 (A)	2,100	1,844
Baytex Energy
8.750%, 04/01/2027 (A)	570	576
8.500%, 04/30/2030 (A)	465	454
Blue Racer Midstream LLC
7.625%, 12/15/2025 (A)	4,385	4,433
Buckeye Partners
4.500%, 03/01/2028 (A)	590	519
4.125%, 03/01/2025 (A)	204	194
California Resources
7.125%, 02/01/2026 (A)	565	574
Cheniere Energy Partners
4.500%, 10/01/2029	1,354	1,240
4.000%, 03/01/2031	741	652
3.250%, 01/31/2032	497	407
Chesapeake Energy
6.750%, 04/15/2029 (A)	1,901	1,859
Chesapeake Energy (Escrow Security)
0.000%, 12/31/2049 (C)(D)	6,045	111
Chord Energy Corp
6.375%, 06/01/2026 (A)	184	181
Citgo Holding
9.250%, 08/01/2024 (A)	4,796	4,802
CITGO Petroleum
6.375%, 06/15/2026 (A)	535	515
CNX Midstream Partners
4.750%, 04/15/2030 (A)	92	76
CNX Resources
7.375%, 01/15/2031 (A)	226	218
Comstock Resources
6.750%, 03/01/2029 (A)	6,164	5,388
5.875%, 01/15/2030 (A)	245	204
CQP Holdco
5.500%, 06/15/2031 (A)	3,450	3,075
Crescent Energy Finance LLC
9.250%, 02/15/2028 (A)	366	354
7.250%, 05/01/2026 (A)	1,220	1,135
Crestwood Midstream Partners
8.000%, 04/01/2029 (A)	964	969
7.375%, 02/01/2031 (A)	1,340	1,315
6.000%, 02/01/2029 (A)	490	453
5.625%, 05/01/2027 (A)	150	142
Delek Logistics Partners
6.750%, 05/15/2025	1,462	1,433
DT Midstream
4.375%, 06/15/2031 (A)	185	155
4.125%, 06/15/2029 (A)	2,976	2,581

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Earthstone Energy Holdings LLC
8.000%, 04/15/2027 (A)	$1,850	$1,801
Encino Acquisition Partners Holdings LLC
8.500%, 05/01/2028 (A)	3,608	3,315
Energy Transfer
5.500%, 06/01/2027	2,863	2,818
EnLink Midstream LLC
6.500%, 09/01/2030 (A)	1,608	1,598
5.375%, 06/01/2029	4,392	4,161
EnLink Midstream Partners
4.850%, 07/15/2026	140	135
Enviva Partners
6.500%, 01/15/2026 (A)	3,407	2,698
EQM Midstream Partners
7.500%, 06/01/2027 (A)	170	171
7.500%, 06/01/2030 (A)	212	213
6.500%, 07/01/2027 (A)	1,116	1,090
6.500%, 07/15/2048	4,275	3,492
5.500%, 07/15/2028	61	57
4.750%, 01/15/2031 (A)	1,452	1,246
4.500%, 01/15/2029 (A)	2,766	2,417
Genesis Energy
8.875%, 04/15/2030	925	910
8.000%, 01/15/2027	1,397	1,361
7.750%, 02/01/2028	2,423	2,329
6.500%, 10/01/2025	40	39
6.250%, 05/15/2026	70	66
Gulfport Energy (Escrow Securities) (D)
0.000%, 10/15/2024	470	–
0.000%, 05/15/2025 (C)	311	–
0.000%, 01/15/2026	780	1
Gulfport Energy Corp
8.000%, 05/17/2026 (A)	3,218	3,210
Harvest Midstream I
7.500%, 09/01/2028 (A)	1,825	1,745
Hess Midstream Operations
5.625%, 02/15/2026 (A)	595	584
5.500%, 10/15/2030 (A)	675	612
4.250%, 02/15/2030 (A)	2,665	2,309
Hilcorp Energy I
6.250%, 04/15/2032 (A)	138	123
6.000%, 04/15/2030 (A)	165	149
Holly Energy Partners
6.375%, 04/15/2027 (A)	265	262
Howard Midstream Energy Partners LLC
6.750%, 01/15/2027 (A)	4,960	4,590
ITT Holdings LLC
6.500%, 08/01/2029 (A)	4,162	3,319
Kinetik Holdings
5.875%, 06/15/2030 (A)	202	191
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	57	55

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
7.500%, 01/15/2026 (A)	$2,754	$2,538
Motiva Enterprises
6.850%, 01/15/2040 (A)	1,713	1,827
Nabors Industries
7.250%, 01/15/2026 (A)	147	134
5.750%, 02/01/2025	510	487
New Fortress Energy
6.750%, 09/15/2025 (A)	2,356	2,169
6.500%, 09/30/2026 (A)	3,911	3,466
NGL Energy Operating LLC
7.500%, 02/01/2026 (A)	3,331	3,183
NGL Energy Partners
7.500%, 04/15/2026	2,280	2,059
6.125%, 03/01/2025	4,126	3,837
Noble Finance II LLC
8.000%, 04/15/2030 (A)	1,296	1,313
Northern Oil and Gas
8.750%, 06/15/2031 (A)	855	836
8.125%, 03/01/2028 (A)	3,513	3,418
NuStar Logistics
6.375%, 10/01/2030	1,092	1,051
6.000%, 06/01/2026	485	471
5.750%, 10/01/2025	177	173
5.625%, 04/28/2027	255	241
Occidental Petroleum
8.875%, 07/15/2030	520	599
6.625%, 09/01/2030	313	326
6.125%, 01/01/2031	4,420	4,492
Patterson-UTI Energy
5.150%, 11/15/2029	925	813
3.950%, 02/01/2028	931	823
Permian Resources Operating LLC
5.875%, 07/01/2029 (A)	2,545	2,383
Pioneer Natural Resources
2.150%, 01/15/2031	2,568	2,099
Precision Drilling
7.125%, 01/15/2026 (A)	490	482
6.875%, 01/15/2029 (A)	97	87
Range Resources
8.250%, 01/15/2029	454	473
4.875%, 05/15/2025	340	333
Rockcliff Energy II LLC
5.500%, 10/15/2029 (A)	5,780	5,310
Seventy Seven Operating LLC (Escrow Security)
6.625%, 01/15/2020 (B)(C)	2,787	–
SM Energy
6.750%, 09/15/2026	931	899
6.500%, 07/15/2028	185	173
5.625%, 06/01/2025	405	391
Southwestern Energy
8.375%, 09/15/2028	100	104

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.375%, 02/01/2029	$26	$24
5.375%, 03/15/2030	1,534	1,410
4.750%, 02/01/2032	1,198	1,037
Strathcona Resources
6.875%, 08/01/2026 (A)	5,930	4,996
Summit Midstream Holdings LLC
9.000%, 10/15/2026 (A)(F)	665	634
5.750%, 04/15/2025	2,039	1,672
Sunoco
5.875%, 03/15/2028	2,791	2,688
4.500%, 05/15/2029	2,032	1,809
4.500%, 04/30/2030	2,181	1,913
Tallgrass Energy Partners
7.500%, 10/01/2025 (A)	865	863
6.000%, 03/01/2027 (A)	430	402
6.000%, 12/31/2030 (A)	6,662	5,787
6.000%, 09/01/2031 (A)	910	774
5.500%, 01/15/2028 (A)	165	149
Targa Resources Partners
6.875%, 01/15/2029	516	523
5.500%, 03/01/2030	540	519
4.875%, 02/01/2031	697	641
TerraForm Power Operating LLC
5.000%, 01/31/2028 (A)	5,050	4,734
4.750%, 01/15/2030 (A)	225	202
Transocean
11.500%, 01/30/2027 (A)	2,691	2,753
8.750%, 02/15/2030 (A)	763	763
8.000%, 02/01/2027 (A)	2,795	2,487
7.500%, 04/15/2031	140	106
7.250%, 11/01/2025 (A)	1,183	1,112
6.800%, 03/15/2038	757	513
Transocean Titan Financing
8.375%, 02/01/2028 (A)	90	91
Valaris
8.375%, 04/30/2030 (A)	192	191
Venture Global Calcasieu Pass LLC
4.125%, 08/15/2031 (A)	370	319
3.875%, 11/01/2033 (A)	5,526	4,526
Venture Global LNG
8.125%, 06/01/2028 (A)	421	423
Weatherford International
8.625%, 04/30/2030 (A)	2,488	2,500
Western Midstream Operating
5.500%, 02/01/2050	4,611	3,678
4.300%, 02/01/2030	3,588	3,190

		198,498

Financials — 7.0%
Acrisure LLC
10.125%, 08/01/2026 (A)	1,416	1,432
4.250%, 02/15/2029 (A)	2,019	1,699

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Advisor Group Holdings
10.750%, 08/01/2027 (A)	$3,229	$3,108
AG Issuer LLC
6.250%, 03/01/2028 (A)	1,910	1,761
AG TTMT Escrow Issuer LLC
8.625%, 09/30/2027 (A)	627	635
Air Methods
8.000%, 05/15/2025 (A)	6,511	260
Alliant Holdings Intermediate LLC
6.750%, 10/15/2027 (A)	2,324	2,166
5.875%, 11/01/2029 (A)	375	322
Apollo Commercial Real Estate Finance
4.625%, 06/15/2029 (A)	1,369	1,040
Armor Holdco
8.500%, 11/15/2029 (A)	3,065	2,591
AssuredPartners
5.625%, 01/15/2029 (A)	3,805	3,292
Blackstone Mortgage Trust
3.750%, 01/15/2027 (A)	1,514	1,266
Blackstone Private Credit Fund
7.050%, 09/29/2025 (A)	1,395	1,391
2.625%, 12/15/2026	4,809	4,100
Block
3.500%, 06/01/2031	502	410
Bread Financial Holdings
4.750%, 12/15/2024 (A)	1,341	1,258
BroadStreet Partners
5.875%, 04/15/2029 (A)	3,775	3,266
Brookfield Property
5.750%, 05/15/2026 (A)	265	235
4.500%, 04/01/2027 (A)	8,181	6,538
Coinbase Global
3.625%, 10/01/2031 (A)	140	81
3.375%, 10/01/2028 (A)	1,015	640
Finance of America Funding LLC
7.875%, 11/15/2025 (A)	6,532	5,374
FirstCash
5.625%, 01/01/2030 (A)	3,055	2,774
Freedom Mortgage
8.250%, 04/15/2025 (A)	3,080	2,942
8.125%, 11/15/2024 (A)	1,252	1,227
7.625%, 05/01/2026 (A)	360	315
6.625%, 01/15/2027 (A)	1,995	1,656
HAT Holdings I LLC
6.000%, 04/15/2025 (A)	1,116	1,080
3.750%, 09/15/2030 (A)	1,904	1,441
3.375%, 06/15/2026 (A)	883	773
Home Point Capital
5.000%, 02/01/2026 (A)	2,050	1,835

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HSBC Holdings PLC
4.600%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.649%(G)(H)	$1,377	$1,055
HUB International
5.625%, 12/01/2029 (A)	1,590	1,427
Hunt
5.250%, 04/15/2029 (A)	1,725	1,325
Jane Street Group
4.500%, 11/15/2029 (A)	1,615	1,377
JPMorgan Chase
5.000%, TSFR3M + 3.380%(G)(H)	1,299	1,243
4.600%, TSFR3M + 3.125%(G)(H)	875	808
Ladder Capital Finance Holdings LLLP
5.250%, 10/01/2025 (A)	1,246	1,167
4.750%, 06/15/2029 (A)	2,235	1,747
4.250%, 02/01/2027 (A)	4,710	3,990
LD Holdings Group LLC
6.500%, 11/01/2025 (A)	3,495	2,774
6.125%, 04/01/2028 (A)	2,630	1,703
Lloyds Banking Group
7.500%, USD Swap Semi 30/360 5 Yr Curr + 4.760%(G)(H)	2,184	2,102
LPL Holdings
4.625%, 11/15/2027 (A)	3,847	3,567
4.375%, 05/15/2031 (A)	1,195	1,039
4.000%, 03/15/2029 (A)	210	184
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)	4,258	3,744
5.625%, 01/15/2030 (A)	1,503	1,179
MPH Acquisition Holdings LLC
5.750%, 11/01/2028 (A)	654	468
5.500%, 09/01/2028 (A)	654	521
Nationstar Mortgage Holdings
6.000%, 01/15/2027 (A)	95	87
5.500%, 08/15/2028 (A)	2,637	2,281
5.125%, 12/15/2030 (A)	242	195
Navient
9.375%, 07/25/2030	2,140	2,054
OneMain Finance
7.125%, 03/15/2026	175	167
6.625%, 01/15/2028	395	358
5.375%, 11/15/2029	4,638	3,791
4.000%, 09/15/2030	3,847	2,839
3.500%, 01/15/2027	597	497
Owl Rock Capital
3.400%, 07/15/2026	2,420	2,141
Paysafe Finance
4.000%, 06/15/2029 (A)	2,004	1,624
PennyMac Financial Services
5.750%, 09/15/2031 (A)	830	668
5.375%, 10/15/2025 (A)	1,763	1,639

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.250%, 02/15/2029 (A)	$6,433	$5,171
PRA Group
5.000%, 10/01/2029 (A)	2,920	2,191
Rithm Capital
6.250%, 10/15/2025 (A)	3,013	2,719
Rocket Mortgage LLC
4.000%, 10/15/2033 (A)	3,415	2,572
3.625%, 03/01/2029 (A)	3,644	3,005
2.875%, 10/15/2026 (A)	310	271
Starwood Property Trust
3.750%, 12/31/2024 (A)	1,277	1,198
UBS Group
7.000%, USD Swap Semi 30/360 5 Yr Curr + 4.344%(A)(G)(H)	2,190	2,092
United Wholesale Mortgage LLC
5.750%, 06/15/2027 (A)	1,751	1,579
5.500%, 11/15/2025 (A)	533	499
5.500%, 04/15/2029 (A)	217	181
WeWork LLC
15.000% cash/0% PIK, 08/15/2027 (A)	2,830	2,660
11.000% cash/0% PIK, 08/15/2027 (A)	3,551	1,669

		132,476

Health Care — 4.6%
Acadia Healthcare
5.500%, 07/01/2028 (A)	494	470
5.000%, 04/15/2029 (A)	1,056	968
AHP Health Partners
5.750%, 07/15/2029 (A)	376	320
Avantor Funding
4.625%, 07/15/2028 (A)	843	780
Bausch Health
14.000%, 10/15/2030 (A)	899	561
11.000%, 09/30/2028 (A)	2,494	1,883
9.000%, 12/15/2025 (A)	3,430	2,920
6.250%, 02/15/2029 (A)	139	62
5.750%, 08/15/2027 (A)	180	113
5.500%, 11/01/2025 (A)	2,290	2,032
5.250%, 01/30/2030 (A)	3,694	1,571
5.250%, 02/15/2031 (A)	952	404
5.000%, 01/30/2028 (A)	360	158
5.000%, 02/15/2029 (A)	455	198
4.875%, 06/01/2028 (A)	1,903	1,148
Bausch Health Americas
9.250%, 04/01/2026 (A)	365	301
8.500%, 01/31/2027 (A)	578	304
Bristol-Myers Squibb
2.550%, 11/13/2050	1,765	1,123
Catalent Pharma Solutions
5.000%, 07/15/2027 (A)	55	50
3.500%, 04/01/2030 (A)	427	344

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.125%, 02/15/2029 (A)	$281	$229
Centene
4.625%, 12/15/2029	1,073	995
2.625%, 08/01/2031	2,095	1,679
2.500%, 03/01/2031	1,320	1,056
Charles River Laboratories International
4.000%, 03/15/2031 (A)	1,425	1,224
3.750%, 03/15/2029 (A)	670	588
CHS
8.000%, 03/15/2026 (A)	2,473	2,309
6.875%, 04/01/2028 (A)	1,250	697
6.875%, 04/15/2029 (A)	1,805	1,015
6.125%, 04/01/2030 (A)	546	295
6.000%, 01/15/2029 (A)	485	391
5.625%, 03/15/2027 (A)	2,389	2,045
5.250%, 05/15/2030 (A)	1,924	1,445
4.750%, 02/15/2031 (A)	390	280
DaVita
4.625%, 06/01/2030 (A)	630	540
3.750%, 02/15/2031 (A)	985	781
Elanco Animal Health
6.650%, 08/28/2028	350	335
Embecta
6.750%, 02/15/2030 (A)	455	421
Emergent BioSolutions
3.875%, 08/15/2028 (A)	522	287
Encompass Health
4.750%, 02/01/2030	2,499	2,276
4.625%, 04/01/2031	173	151
4.500%, 02/01/2028	476	439
Envision Healthcare
8.750%, 10/15/2026 (A)(B)(E)	3,150	16
Global Medical Response
6.500%, 10/01/2025 (A)	6,085	4,112
HCA
5.875%, 02/15/2026	1,050	1,055
3.500%, 09/01/2030	2,740	2,422
IQVIA
5.000%, 10/15/2026 (A)	390	379
Legacy LifePoint Health LLC
6.750%, 04/15/2025 (A)	2,138	1,907
4.375%, 02/15/2027 (A)	2,323	1,750
LifePoint Health
5.375%, 01/15/2029 (A)	1,010	503
Mallinckrodt International Finance
11.500%, 12/15/2028 (A)	925	684
10.000%, 06/15/2029 (A)	361	129
Medline Borrower
5.250%, 10/01/2029 (A)	653	559
3.875%, 04/01/2029 (A)	6,779	5,846
Molina Healthcare
4.375%, 06/15/2028 (A)	3,590	3,293

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Option Care Health
4.375%, 10/31/2029 (A)	$1,678	$1,447
Organon Finance 1 LLC
5.125%, 04/30/2031 (A)	3,630	3,080
4.125%, 04/30/2028 (A)	1,690	1,505
Owens & Minor
6.625%, 04/01/2030 (A)	195	176
4.500%, 03/31/2029 (A)	568	466
Par Pharmaceutical
7.500%, 04/01/2027 (A)(B)	2,227	1,645
Pediatrix Medical Group
5.375%, 02/15/2030 (A)	3,632	3,341
RegionalCare Hospital Partners Holdings
9.750%, 12/01/2026 (A)	856	642
Syneos Health
3.625%, 01/15/2029 (A)	2,383	2,306
Team Health Holdings Inc.
6.375%, 02/01/2025 (A)	4,326	1,892
Tenet Healthcare
6.750%, 05/15/2031 (A)	2,183	2,181
6.250%, 02/01/2027	880	867
6.125%, 10/01/2028	1,300	1,232
6.125%, 06/15/2030 (A)	3,097	2,993
5.125%, 11/01/2027	610	583
4.875%, 01/01/2026	1,213	1,173
4.625%, 06/15/2028	3,479	3,236
4.375%, 01/15/2030	190	169
US Acute Care Solutions LLC
6.375%, 03/01/2026 (A)	1,309	1,109

		87,886

Industrials — 8.9%
ACCO Brands
4.250%, 03/15/2029 (A)	950	800
Allegiant Travel
7.250%, 08/15/2027 (A)	1,282	1,272
Allison Transmission
5.875%, 06/01/2029 (A)	855	825
4.750%, 10/01/2027 (A)	834	790
3.750%, 01/30/2031 (A)	417	352
American Airlines
5.750%, 04/20/2029 (A)	8,725	8,360
5.500%, 04/20/2026 (A)	1,690	1,659
American Airlines Group
3.750%, 03/01/2025 (A)	1,678	1,585
APi Group DE
4.750%, 10/15/2029 (A)	1,744	1,567
4.125%, 07/15/2029 (A)	365	317
ARD Finance
6.500% cash/0% PIK, 06/30/2027 (A)	4,728	3,675
Ardagh Metal Packaging Finance USA LLC
3.250%, 09/01/2028 (A)	1,352	1,154

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ardagh Packaging Finance
5.250%, 04/30/2025 (A)	$1,933	$1,894
5.250%, 08/15/2027 (A)	4,060	3,409
4.125%, 08/15/2026 (A)	519	485
Artera Services LLC
9.033%, 12/04/2025 (A)	2,137	1,827
ATS
4.125%, 12/15/2028 (A)	493	441
Avis Budget Car Rental LLC
5.750%, 07/15/2027 (A)	625	583
5.375%, 03/01/2029 (A)	396	357
4.750%, 04/01/2028 (A)	365	325
Beacon Roofing Supply
4.500%, 11/15/2026 (A)	1,284	1,214
Bombardier
7.875%, 04/15/2027 (A)	3,142	3,107
7.500%, 03/15/2025 (A)	308	308
7.500%, 02/01/2029 (A)	1,310	1,272
Builders FirstSource
6.375%, 06/15/2032 (A)	367	361
4.250%, 02/01/2032 (A)	348	299
BWX Technologies
4.125%, 06/30/2028 (A)	692	626
4.125%, 04/15/2029 (A)	1,285	1,137
Camelot Return Merger Sub
8.750%, 08/01/2028 (A)	2,135	2,012
Chart Industries
9.500%, 01/01/2031 (A)	2,828	2,957
7.500%, 01/01/2030 (A)	178	180
Clean Harbors
6.375%, 02/01/2031 (A)	874	876
Clydesdale Acquisition Holdings
8.750%, 04/15/2030 (A)	1,395	1,207
Conduent Business Services LLC
6.000%, 11/01/2029 (A)	580	474
CoreCivic
8.250%, 04/15/2026	527	527
CP Atlas Buyer
7.000%, 12/01/2028 (A)	1,996	1,462
Delta Air Lines
4.750%, 10/20/2028 (A)	546	527
4.375%, 04/19/2028	614	576
Deluxe
8.000%, 06/01/2029 (A)	4,090	3,147
Dycom Industries
4.500%, 04/15/2029 (A)	603	545
Emerald Debt Merger Sub LLC
6.625%, 12/15/2030 (A)	2,564	2,543
EnerSys
4.375%, 12/15/2027 (A)	892	829
EnPro Industries
5.750%, 10/15/2026	404	395

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
First Student Bidco
4.000%, 07/31/2029 (A)	$35	$29
GFL Environmental
4.750%, 06/15/2029 (A)	100	91
4.375%, 08/15/2029 (A)	2,123	1,885
4.000%, 08/01/2028 (A)	859	767
3.750%, 08/01/2025 (A)	490	464
3.500%, 09/01/2028 (A)	2,860	2,549
Global Infrastructure Solutions
7.500%, 04/15/2032 (A)	285	240
5.625%, 06/01/2029 (A)	580	479
GrafTech Finance
4.625%, 12/15/2028 (A)	3,535	2,819
Graham Packaging
7.125%, 08/15/2028 (A)	312	264
Griffon
5.750%, 03/01/2028	760	701
H&E Equipment Services
3.875%, 12/15/2028 (A)	3,449	2,960
Harsco
5.750%, 07/31/2027 (A)	766	662
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	3,298	3,066
Hertz
5.000%, 12/01/2029 (A)	927	744
4.625%, 12/01/2026 (A)	1,419	1,266
Hillenbrand
5.000%, 09/15/2026	70	68
Icahn Enterprises
4.750%, 09/15/2024	2,030	1,900
Imola Merger
4.750%, 05/15/2029 (A)	1,235	1,062
JELD-WEN
6.250%, 05/15/2025 (A)	235	237
4.875%, 12/15/2027 (A)	337	293
4.625%, 12/15/2025 (A)	560	541
Knife River
7.750%, 05/01/2031 (A)	105	106
Korn Ferry
4.625%, 12/15/2027 (A)	3,875	3,670
LABL
10.500%, 07/15/2027 (A)	450	419
6.750%, 07/15/2026 (A)	2,030	1,952
Madison IAQ LLC
5.875%, 06/30/2029 (A)	550	419
4.125%, 06/30/2028 (A)	285	246
MasTec
4.500%, 08/15/2028 (A)	825	760
Mauser Packaging Solutions Holding
9.250%, 04/15/2027 (A)	3,768	3,439
7.875%, 08/15/2026 (A)	1,585	1,571

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mileage Plus Holdings LLC
6.500%, 06/20/2027 (A)	$3,036	$3,030
MIWD Holdco II LLC
5.500%, 02/01/2030 (A)	190	153
Moog
4.250%, 12/15/2027 (A)	1,212	1,130
PGT Innovations
4.375%, 10/01/2029 (A)	233	213
Pitney Bowes
7.250%, 03/15/2029 (A)	2,045	1,467
6.875%, 03/15/2027 (A)	350	268
Raytheon Technologies
3.030%, 03/15/2052	1,005	694
Regal Rexnord
6.400%, 04/15/2033 (A)	271	268
6.300%, 02/15/2030 (A)	194	193
6.050%, 04/15/2028 (A)	455	450
Rolls-Royce
3.625%, 10/14/2025 (A)	1,309	1,229
Science Applications International
4.875%, 04/01/2028 (A)	3,734	3,477
Sensata Technologies BV
4.000%, 04/15/2029 (A)	1,244	1,108
Signature Aviation US Holdings
4.000%, 03/01/2028 (A)	1,806	1,630
Smyrna Ready Mix Concrete LLC
6.000%, 11/01/2028 (A)	1,370	1,274
Spirit AeroSystems
9.375%, 11/30/2029 (A)	1,113	1,186
7.500%, 04/15/2025 (A)	1,742	1,720
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	1,232	1,244
SS&C Technologies
5.500%, 09/30/2027 (A)	1,020	974
Standard Industries
5.000%, 02/15/2027 (A)	1,320	1,239
4.750%, 01/15/2028 (A)	1,400	1,283
4.375%, 07/15/2030 (A)	3,019	2,549
3.375%, 01/15/2031 (A)	139	109
Stericycle
3.875%, 01/15/2029 (A)	503	444
Summit Materials LLC
5.250%, 01/15/2029 (A)	2,985	2,801
Terex
5.000%, 05/15/2029 (A)	385	357
TK Elevator US Newco
5.250%, 07/15/2027 (A)	2,376	2,187
TransDigm
6.750%, 08/15/2028 (A)	1,562	1,564
6.250%, 03/15/2026 (A)	7,302	7,252
5.500%, 11/15/2027	3,161	2,971

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Trident TPI Holdings
12.750%, 12/31/2028 (A)	$1,525	$1,559
Triumph Group
9.000%, 03/15/2028 (A)	170	172
7.750%, 08/15/2025	470	450
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	2,985	2,811
5.500%, 08/15/2026 (A)	2,062	1,959
Tutor Perini Corp.
6.875%, 05/01/2025 (A)	8,259	6,309
Uber Technologies
7.500%, 09/15/2027 (A)	300	308
4.500%, 08/15/2029 (A)	419	382
United Airlines
4.625%, 04/15/2029 (A)	3,299	2,988
4.375%, 04/15/2026 (A)	3,032	2,869
United Rentals North America
6.000%, 12/15/2029 (A)	2,359	2,359
5.250%, 01/15/2030	2,400	2,275
US Airways Pass Through Trust, Ser 2013-1, Cl A
3.950%, 11/15/2025	582	542
Vertiv Group
4.125%, 11/15/2028 (A)	1,298	1,161
WESCO Distribution
7.250%, 06/15/2028 (A)	903	923
7.125%, 06/15/2025 (A)	551	555
Western Global Airlines LLC
10.375%, 08/15/2025 (A)	1,200	78
XPO
6.250%, 06/01/2028 (A)	2,060	2,027

		168,118

Information Technology — 4.0%
ACI Worldwide
5.750%, 08/15/2026 (A)	667	659
Ahead DB Holdings LLC
6.625%, 05/01/2028 (A)	4,037	3,280
ams-OSRAM
7.000%, 07/31/2025 (A)	2,573	2,251
Apple
2.650%, 05/11/2050	1,670	1,149
2.375%, 02/08/2041	300	220
AthenaHealth Group
6.500%, 02/15/2030 (A)	4,128	3,400
Black Knight InfoServ LLC
3.625%, 09/01/2028 (A)	1,647	1,474
CDW LLC
4.250%, 04/01/2028	185	171
3.250%, 02/15/2029	270	231
Ciena
4.000%, 01/31/2030 (A)	1,600	1,382

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Clarivate Science Holdings
4.875%, 07/01/2029 (A)	$321	$276
3.875%, 07/01/2028 (A)	253	223
Coherent
5.000%, 12/15/2029 (A)	6,194	5,508
CommScope
8.250%, 03/01/2027 (A)	8,766	6,877
7.125%, 07/01/2028 (A)	3,035	2,041
6.000%, 03/01/2026 (A)	950	892
4.750%, 09/01/2029 (A)	689	543
CommScope Technologies LLC
6.000%, 06/15/2025 (A)	6,008	5,647
5.000%, 03/15/2027 (A)	365	245
Consensus Cloud Solutions
6.500%, 10/15/2028 (A)	2,090	1,822
Crowdstrike Holdings
3.000%, 02/15/2029	1,674	1,459
Elastic
4.125%, 07/15/2029 (A)	2,494	2,157
Entegris
4.375%, 04/15/2028 (A)	535	492
3.625%, 05/01/2029 (A)	1,306	1,127
Entegris Escrow
5.950%, 06/15/2030 (A)	124	120
4.750%, 04/15/2029 (A)	2,089	1,953
Go Daddy Operating LLC
5.250%, 12/01/2027 (A)	2,173	2,075
3.500%, 03/01/2029 (A)	1,150	995
McAfee
7.375%, 02/15/2030 (A)	1,163	978
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(C)	10,706	–
NCR
6.125%, 09/01/2029 (A)	455	451
5.750%, 09/01/2027 (A)	740	736
5.125%, 04/15/2029 (A)	553	484
5.000%, 10/01/2028 (A)	178	157
ON Semiconductor
3.875%, 09/01/2028 (A)	456	412
Open Text Holdings
4.125%, 02/15/2030 (A)	3,083	2,610
Presidio Holdings
4.875%, 02/01/2027 (A)	425	397
Seagate HDD Cayman
8.500%, 07/15/2031 (A)	60	62
8.250%, 12/15/2029 (A)	240	245
3.375%, 07/15/2031	1,344	925
Sprint Capital
8.750%, 03/15/2032	2,950	3,584
Sprint LLC
7.625%, 02/15/2025	650	666

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Synaptics
4.000%, 06/15/2029 (A)	$3,404	$2,851
Veritas US
7.500%, 09/01/2025 (A)	3,255	2,434
ViaSat
6.500%, 07/15/2028 (A)	3,575	2,901
5.625%, 09/15/2025 (A)	2,183	2,098
Virtusa
7.125%, 12/15/2028 (A)	2,365	1,886
Western Digital Corp
4.750%, 02/15/2026	2,090	1,991
Xerox Holdings
5.500%, 08/15/2028 (A)	442	376

		74,913

Materials — 5.9%
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)	200	196
5.500%, 12/15/2027 (A)	200	195
Arconic
6.125%, 02/15/2028 (A)	1,155	1,166
Ashland LLC
6.875%, 05/15/2043	1,384	1,385
ASP Unifrax Holdings
5.250%, 09/30/2028 (A)	4,065	3,062
ATI
5.875%, 12/01/2027	276	263
5.125%, 10/01/2031	137	120
4.875%, 10/01/2029	267	237
Axalta Coating Systems LLC
4.750%, 06/15/2027 (A)	699	661
3.375%, 02/15/2029 (A)	2,188	1,874
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	3,790	3,640
Ball
6.000%, 06/15/2029	2,699	2,703
2.875%, 08/15/2030	2,680	2,215
Big River Steel LLC
6.625%, 01/31/2029 (A)	477	473
Carpenter Technology
7.625%, 03/15/2030	103	103
6.375%, 07/15/2028	281	271
CF Industries
5.150%, 03/15/2034	3,564	3,380
Chemours
5.750%, 11/15/2028 (A)	2,647	2,330
4.625%, 11/15/2029 (A)	2,028	1,642
Cleveland-Cliffs
6.750%, 04/15/2030 (A)	1,500	1,417
4.625%, 03/01/2029 (A)	460	409
Compass Minerals International
6.750%, 12/01/2027 (A)	1,303	1,246

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cornerstone Chemical
10.250% cash/0% PIK, 09/01/2027 (A)	$11,735	$10,386
CVR Partners
6.125%, 06/15/2028 (A)	2,131	1,849
Domtar
6.750%, 10/01/2028 (A)	4,585	3,991
Eldorado Gold
6.250%, 09/01/2029 (A)	1,366	1,226
Element Solutions
3.875%, 09/01/2028 (A)	3,618	3,166
ERO Copper
6.500%, 02/15/2030 (A)	3,005	2,599
First Quantum Minerals
7.500%, 04/01/2025 (A)	726	725
FMG Resources August 2006 Pty
4.500%, 09/15/2027 (A)	1,395	1,321
Freeport-McMoRan
5.400%, 11/14/2034	781	749
4.625%, 08/01/2030	979	917
Glatfelter
4.750%, 11/15/2029 (A)	267	170
INEOS Finance
6.750%, 05/15/2028 (A)	1,503	1,480
INEOS Quattro Finance 2
3.375%, 01/15/2026 (A)	630	578
Innophos Holdings
9.375%, 02/15/2028 (A)	4,020	4,020
LSB Industries
6.250%, 10/15/2028 (A)	3,490	3,158
Martin Marietta Materials
2.400%, 07/15/2031	1,282	1,048
Methanex
5.125%, 10/15/2027	1,375	1,280
Mineral Resources MTN
8.500%, 05/01/2030 (A)	870	873
8.000%, 11/01/2027 (A)	1,220	1,224
Mountain Province Diamonds, Inc.
9.000%, 12/15/2025 (A)(C)	2,699	2,623
NMG Holding
7.125%, 04/01/2026 (A)	3,940	3,546
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)(C)(E)	3,290	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	770	695
5.000%, 05/01/2025 (A)	1,451	1,419
4.875%, 06/01/2024 (A)	530	518
4.250%, 05/15/2029 (A)	385	317
Novelis
4.750%, 01/30/2030 (A)	465	413
3.875%, 08/15/2031 (A)	2,920	2,398
3.250%, 11/15/2026 (A)	1,157	1,045

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
OI European Group BV
4.750%, 02/15/2030 (A)	$2,454	$2,218
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	561	560
5.875%, 08/15/2023 (A)	342	341
Polar US Borrower LLC
6.750%, 05/15/2026 (A)	3,509	2,184
Rain CII Carbon LLC
7.250%, 04/01/2025 (A)	3,520	3,413
SCIH Salt Holdings
6.625%, 05/01/2029 (A)	7,346	6,085
4.875%, 05/01/2028 (A)	341	302
Scotts Miracle-Gro
5.250%, 12/15/2026	121	115
4.500%, 10/15/2029	314	268
4.375%, 02/01/2032	366	292
4.000%, 04/01/2031	461	366
Tacora Resources Inc
13.000%, 09/08/2023 (C)	197	177
8.250%, 05/15/2026 (A)(B)	2,660	2,022
Taseko Mines
7.000%, 02/15/2026 (A)	2,299	2,061
TriMas
4.125%, 04/15/2029 (A)	522	463
Trinseo Materials Operating SCA
5.375%, 09/01/2025 (A)	810	638
5.125%, 04/01/2029 (A)	414	224
Tronox
4.625%, 03/15/2029 (A)	5,873	4,767
Venator Finance Sarl
9.500%, 07/01/2025 (A)(B)	395	277
5.750%, 07/15/2025 (A)(B)	485	53
WR Grace Holdings LLC
5.625%, 08/15/2029 (A)	1,961	1,628
4.875%, 06/15/2027 (A)	385	357

		111,533

Real Estate — 2.3%
American Tower
3.100%, 06/15/2050	905	579
2.950%, 01/15/2051	150	93
2.100%, 06/15/2030	2,167	1,762
Crown Castle
3.250%, 01/15/2051	350	234
2.900%, 04/01/2041	995	688
Cushman & Wakefield US Borrower LLC
6.750%, 05/15/2028 (A)	706	630
Diversified Healthcare Trust
4.750%, 05/01/2024	4,970	4,534
4.750%, 02/15/2028	1,240	844
4.375%, 03/01/2031	4,090	2,927

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Iron Mountain
5.250%, 03/15/2028 (A)	$281	$263
5.250%, 07/15/2030 (A)	1,140	1,021
5.000%, 07/15/2028 (A)	395	362
4.875%, 09/15/2027 (A)	410	383
4.875%, 09/15/2029 (A)	4,493	4,007
Outfront Media Capital LLC
4.250%, 01/15/2029 (A)	2,710	2,217
Realogy Group LLC
5.250%, 04/15/2030 (A)	615	427
RHP Hotel Properties
4.750%, 10/15/2027	962	891
4.500%, 02/15/2029 (A)	447	395
SBA Communications
3.125%, 02/01/2029	2,279	1,920
Service Properties Trust
5.500%, 12/15/2027	950	826
4.950%, 02/15/2027	4,113	3,425
4.375%, 02/15/2030	3,245	2,355
4.350%, 10/01/2024	1,309	1,256
3.950%, 01/15/2028	1,355	1,035
Uniti Group
10.500%, 02/15/2028 (A)	905	878
6.000%, 01/15/2030 (A)	1,322	815
VICI Properties
5.750%, 02/01/2027 (A)	357	352
5.625%, 05/01/2024 (A)	315	313
4.750%, 02/15/2028	1,500	1,428
4.625%, 06/15/2025 (A)	411	397
4.625%, 12/01/2029 (A)	655	597
4.500%, 09/01/2026 (A)	225	213
4.500%, 01/15/2028 (A)	175	163
4.250%, 12/01/2026 (A)	687	644
4.125%, 08/15/2030 (A)	4,231	3,708
3.875%, 02/15/2029 (A)	396	350
3.750%, 02/15/2027 (A)	902	835
3.500%, 02/15/2025 (A)	22	21

		43,788

Utilities — 2.0%
AmeriGas Partners
9.375%, 06/01/2028 (A)	210	210
5.875%, 08/20/2026	235	219
5.500%, 05/20/2025	210	202
Calpine
5.000%, 02/01/2031 (A)	270	218
4.625%, 02/01/2029 (A)	1,430	1,209
4.500%, 02/15/2028 (A)	4,815	4,382
Clearway Energy Operating LLC
3.750%, 02/15/2031 (A)	3,155	2,647

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NRG Energy
10.250%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.920%(A)(G)(H)	$2,738	$2,594
7.000%, 03/15/2033 (A)	413	417
5.250%, 06/15/2029 (A)	605	545
3.875%, 02/15/2032 (A)	1,753	1,361
3.625%, 02/15/2031 (A)	4,910	3,869
3.375%, 02/15/2029 (A)	515	425
Pattern Energy Operations
4.500%, 08/15/2028 (A)	2,540	2,307
PG&E
5.250%, 07/01/2030	4,246	3,837
5.000%, 07/01/2028	347	320
Pike
5.500%, 09/01/2028 (A)	310	277
Solaris Midstream Holdings LLC
7.625%, 04/01/2026 (A)	2,012	1,952
Talen Energy Supply LLC
8.625%, 06/01/2030 (A)	2,135	2,173
Vistra
8.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 6.930%(A)(G)(H)	1,190	1,108
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740%(A)(G)(H)	435	382
Vistra Operations LLC
5.625%, 02/15/2027 (A)	830	798
5.000%, 07/31/2027 (A)	4,390	4,125
4.375%, 05/01/2029 (A)	2,020	1,761
4.300%, 07/15/2029 (A)	559	499

		37,837

Total Corporate Obligations
(Cost $1,644,118) ($ Thousands)		1,439,143

LOAN PARTICIPATIONS — 9.8%
1236904 B.C. Ltd., Initial Term Loan, 1st Lien
10.654%, LIBOR + 5.500%, 03/04/2027 (G)	2,475	2,359
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien
10.000%, LIBOR + 4.750%, 04/20/2028 (G)(I)	1,045	1,048
ACProducts Holdings, Inc., Initial Term Loan, 1st Lien
9.409%, LIBOR + 4.250%, 05/17/2028 (G)	590	478

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Adient US LLC, Term B-1 Loan, 1st Lien
8.518%, LIBOR + 3.250%, 04/10/2028 (G)	$330	$329
Ahead DB Borrower LLC, Term B Loan, 1st Lien
8.909%, 10/18/2027	150	141
Alchemy US Holdco 1, LLC, Initial Term Loan, 1st Lien
10.654%, LIBOR + 5.500%, 10/10/2025 (G)	1,696	1,602
Alvogen Pharma, Extended Term Loan, 1st Lien
12.548%, CME Term SOFR + 7.500%, 06/30/2025 (G)	3,078	2,570
ANI Technologies, Term Loan, 1st Lien
11.432%, CME Term SOFR + 6.250%, 12/15/2026 (G)	3,846	3,615
AP Core Holdings II, LLC, Term B-1 Loan, 1st Lien
10.654%, LIBOR + 5.500%, 09/01/2027 (G)	515	491
Arctic Canadian Diamond Co., 2nd Lien
17.500%, 12/31/2027 (C)	1,976	1,956
Avantor Funding Inc., 2021 Incremental B-5 Dollar Term Loan
7.332%, LIBOR + 2.250%, 11/08/2027 (G)	942	938
Avaya Inc., Initial Term Loan
13.543%, CME Term SOFR + 8.500%, 08/01/2028 (G)	4,307	3,952
Bausch Health Companies Inc., Second Amendment Term Loan, 1st Lien
10.416%, CME Term SOFR + 5.250%, 02/01/2027 (G)	3,566	2,804
Blackhawk Network, Temr Loan, 2nd Lien
12.250%, 06/15/2026	2,412	2,267
BoardRiders Inc., Tranche A Loan, 1st Lien
14.837%, LIBOR + 6.500%, 10/23/2023 (C)(G)	597	585
BoardRiders Inc., Tranche B-2 Loan, 1st Lien
14.837%, LIBOR + 6.500%, 04/23/2024 (C)(G)	2,943	2,884
Bright Bidco, Term Loan
14.045%, CME Term SOFR + 9.000%, 10/31/2027 (G)	5	3
Byju's, Term Loan, 1st Lien
12.928%, LIBOR + 8.000%, 11/24/2026 (G)(I)	2,982	1,959
Carestream Health, Inc., Term Loan
12.498%, CME Term SOFR + 7.500%, 09/30/2027 (G)(I)	2,564	1,800

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Castle US Holding Corp., Incremental Term B Loan, 1st Lien
9.025%, LIBOR + 4.000%, 01/29/2027 (G)(I)	$1,980	$1,360
Castle US Holding Corp., Initial Dollar Term Loan, 1st Lien
8.904%, LIBOR + 3.750%, 01/29/2027 (G)(I)	1,490	1,041
Cenveo, Term Loan
12.642%, 12/31/2024 (C)	544	544
Claire's Stores, Inc., Initial Term Loan, 1st Lien
11.753%, CME Term SOFR + 6.500%, 12/18/2026 (G)	1,986	1,834
Clear Channel Outdoor Holdings, Inc., Term B Loan, 1st Lien
8.807%, CME Term SOFR + 3.500%, 08/21/2026 (G)	229	215
ClubCorp Holdings, Inc., Term B Loan, 1st Lien
7.904%, LIBOR + 2.750%, 09/18/2024 (G)(I)	3,454	3,232
CMG Media Corp., 2021 Term B Loan, 1st Lien
8.659%, LIBOR + 3.500%, 12/17/2026 (G)(I)	942	782
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
10.372%, LIBOR + 5.000%, 01/04/2026 (G)(I)	3,506	2,213
DexKo Global Inc., Closing Date Dollar Term Loan, 1st Lien
8.909%, LIBOR + 3.750%, 10/04/2028 (G)	594	561
DIRECTV Financing, LLC, Closing Date Term Loan, 1st Lien
10.154%, LIBOR + 5.000%, 08/02/2027 (G)	1,894	1,794
East Valley Tourist Development Authority , Term Loan, 1st Lien
12.365%, CME Term SOFR + 7.500%, 11/23/2026 (C)(G)	4,249	4,130
Envision Healthcare Corp., 2018 Third Out Term Loan, 1st Lien
8.648%, CME Term SOFR + 3.750%, 03/31/2027 (G)	1,412	12
Envision Healthcare Corp., Second Out Term Loan, 1st Lien
9.148%, CME Term SOFR + 4.250%, 03/31/2027 (G)(I)	9,622	1,399
Envision Healthcare Corp., Term Loan
12.923%, CME Term SOFR + 7.875%, 03/31/2027 (G)(I)	1,150	1,091

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Epic Crude Services, LP, Term Loan, 1st Lien
9.960%, LIBOR + 5.000%, 03/02/2026 (G)	$1,533	$1,425
Epic Y-Grade Services, 1st Lien
10.960%, LIBOR + 6.000%, 06/30/2027 (G)(I)	11,845	10,491
First Student Bidco Inc., 2022 Incremental Term B Loan, 1st Lien
8.998%, CME Term SOFR + 4.000%, 07/21/2028 (G)	403	387
First Student Bidco Inc., 2022 Incremental Term C Loan, 1st Lien
8.998%, CME Term SOFR + 4.000%, 07/21/2028 (G)	28	27
First Student Bidco Inc., Initial Term B Loan, 1st Lien
8.143%, LIBOR + 3.000%, 07/21/2028 (G)	422	391
First Student Bidco Inc., Initial Term C Loan, 1st Lien
8.143%, LIBOR + 3.000%, 07/21/2028 (G)	158	146
Foresight Energy Operating LLC, Tranche A Term Loan, 1st Lien
13.159%, LIBOR + 8.000%, 06/30/2027 (G)	412	391
Freeport LNG Investments, LLLP, Initial Term B Loan, 1st Lien
8.750%, LIBOR + 3.500%, 12/21/2028 (G)	1,823	1,740
Freeport LNG Investments, LLLP, Term Loan, 1st Lien
8.250%, 11/16/2026 (I)	1,357	1,297
GatesAir, Term Loan
14.658%, 08/01/2027 (C)	1,752	1,752
Genesys Cloud Services Holdings I, LLC, Initial Dollar Term Loan (2020), 1st Lien
9.154%, LIBOR + 4.000%, 12/01/2027 (G)	498	485
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
9.404%, LIBOR + 4.250%, 03/14/2025 (G)(I)	1,945	1,344
Global Medical Response, Inc., 2021 Refinancing Term Loan, 1st Lien
9.236%, LIBOR + 4.250%, 10/02/2025 (G)(I)	1,724	1,196
Graham Packaging Company Inc., Initial Term Loan (2021), 1st Lien
8.268%, CME Term SOFR + 3.000%, 08/04/2027 (G)	525	512

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Gulf Finance, LLC, Term Loan, 1st Lien
11.919%, CME Term SOFR + 6.750%, 08/25/2026 (G)	$3,387	$3,256
Hercules Achievement, Inc. (Varsity Brands Holding Co., Inc.), Third Amendment Extended Term Loan, 1st Lien
10.268%, CME Term SOFR + 5.000%, 12/15/2026 (G)	775	719
Hub International Limited, B-3 Incremental Term Loan, 1st Lien
8.414%, LIBOR + 3.250%, 04/25/2025 (G)	1,017	1,010
Husky Injection Molding Systems Ltd., Initial Term Loan, 1st Lien
8.151%, LIBOR + 3.000%, 03/28/2025 (G)(I)	1,316	1,245
Hyland Software, Inc., 2018 Refinancing Term Loan, 1st Lien
8.525%, LIBOR + 3.500%, 07/01/2024 (G)(I)	2,196	2,151
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
8.025%, LIBOR + 3.000%, 05/01/2026 (G)	643	502
IRB Holding Corp., 2022 Replacement Term B Loan, 1st Lien
8.253%, CME Term SOFR + 3.000%, 12/15/2027 (G)(I)	935	906
JC Penney, 1st Lien
5.250%, LIBOR + 4.250%, 06/23/2023 (B)(C)(G)	3,751	—
Journey Personal Care, 1st Lien
9.409%, LIBOR + 4.250%, 03/01/2028 (G)	3,704	3,111
Jump Financial, LLC, Term Loan, 1st Lien
9.660%, CME Term SOFR + 4.500%, 08/07/2028 (G)	3,852	3,515
LABL, Inc., Initial Dollar Term Loan, 1st Lien
10.253%, CME Term SOFR + 5.000%, 10/29/2028 (G)	487	473
LifePoint Health Inc., (fka Regionalcare Hospital Partners Holdings Inc.), Term B Loan, 1st Lien
9.023%, LIBOR + 8.250%, 11/16/2025 (G)(I)	389	340
LifeScan Global Corp., Initial Term Loan, 1st Lien
11.177%, LIBOR + 6.000%, 10/01/2024 (G)(I)	8,772	7,125
0.000%, 12/31/2026 (D)(G)	1,821	1,485

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Lightstone Holdco LLC, Extended Term B Loan, 1st Lien
10.903%, CME Term SOFR + 5.750%, 01/29/2027 (G)	$1,999	$1,777
Lightstone Holdco LLC, Extended Term C Loan, 1st Lien
10.903%, CME Term SOFR + 5.750%, 01/29/2027 (G)	113	100
Lumen Technologies Inc., Term A Loan, 1st Lien
7.097%, LIBOR + 2.000%, 01/31/2025 (G)	1,291	1,200
Madison IAQ LLC, Initial Term Loan, 1st Lien
8.302%, LIBOR + 3.250%, 06/21/2028 (G)	436	417
Magnite, Inc., Initial Term Loan, 1st Lien
10.235%, LIBOR + 5.000%, 04/28/2028 (G)	1,136	1,115
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
12.150%, LIBOR + 7.125%, 02/16/2025 (C)(G)	5,214	5,149
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
10.914%, CME Term SOFR + 5.750%, 08/18/2028 (G)	689	564
10.143%, LIBOR + 4.750%, 08/18/2028 (E)(G)(I)	4,328	3,502
Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien
8.404%, LIBOR + 3.250%, 10/23/2028 (G)	288	279
Misys Limited, Dollar Term Loan, 1st Lien
8.655%, LIBOR + 3.500%, 06/13/2024 (G)	2,930	2,781
Mitnick Corporate Purchaser Inc., Initial Term Loan, 1st Lien
9.895%, CME Term SOFR + 4.750%, 05/02/2029 (G)	1,291	1,220
MLN U.S. HoldCo LLC, Term B Loan, 1st Lien
9.557%, LIBOR + 4.500%, 11/30/2025 (G)	1,157	284
Mountaineer Merger Corp, Term Loan, 1st Lien
12.299%, LIBOR + 7.000%, 10/26/2028 (G)	2,851	2,409
Naked Juice LLC, Initial Loan, 2nd Lien
10.998%, CME Term SOFR + 6.000%, 01/24/2030 (G)(I)	2,587	1,934
NEP Group Inc., Initial Dollar Term Loan, 1st Lien
8.518%, CME Term SOFR + 3.250%, 10/20/2025 (G)(I)	910	778

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Nexus Buyer LLC, Initial Term Loan, 2nd Lien
11.503%, CME Term SOFR + 6.250%, 11/05/2029 (G)	$1,140	$1,003
Nine West Holdings Inc., Term Loan
14.145%, LIBOR + 8.000%, 03/20/2024 (C)(G)	1,887	1,411
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
7.895%, CME Term SOFR + 2.750%, 10/01/2025 (G)	720	717
Open Text Corp., Term B Loan, 1st Lien
8.753%, CME Term SOFR + 3.500%, 01/31/2030 (G)	1,671	1,667
Park River Holdings, Inc., Initial Term Loan, 1st Lien
8.522%, LIBOR + 3.250%, 12/28/2027 (G)	227	213
Petco Health and Wellness Company, Inc., Initial Term Loan, 1st Lien
8.410%, CME Term SOFR + 3.250%, 03/03/2028 (G)	611	598
Pluto Acquisition I, Inc., 2021 Term Loan, 1st Lien
9.476%, LIBOR + 4.000%, 06/22/2026 (G)(I)	1,416	1,160
Polaris Newco, LLC, Dollar Term Loan, 1st Lien
9.159%, LIBOR + 4.000%, 06/02/2028 (G)	1,979	1,769
Prairie ECI Acquiror LP, Initial Term Loan, 1st Lien
9.904%, LIBOR + 4.750%, 03/11/2026 (G)	915	896
Pug LLC, Term B-2 Loan, 1st Lien
9.404%, LIBOR + 4.250%, 02/12/2027 (G)	1,953	1,679
Pug LLC, USD Term B Loan, 1st Lien
8.654%, LIBOR + 3.500%, 02/12/2027 (G)	4,699	4,000
Quest Software US Holdings Inc., Initial Loan, 2nd Lien
12.695%, CME Term SOFR + 7.500%, 02/01/2030 (G)	2,294	1,644
Red Planet Borrower, LLC, Initial Term Loan, 1st Lien
9.003%, CME Term SOFR + 3.750%, 10/02/2028 (G)(I)	4,154	3,453
Sabre GLBL Inc., 2021 Other Term B-1 Loan, 1st Lien
8.768%, CME Term SOFR + 3.500%, 12/17/2027 (G)(I)	502	364

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Sabre GLBL Inc., 2021 Other Term B-2 Loan, 1st Lien
8.768%, CME Term SOFR + 3.500%, 12/17/2027 (G)(I)	$795	$575
Sabre GLBL Inc., 2022 Other Term B Loan, 1st Lien
9.503%, CME Term SOFR + 4.250%, 06/30/2028 (G)(I)	1,753	1,279
Serta Simmons Bedding, LLC, Initial Exchange Term Loan (Super-Priority)
12.269%, LIBOR + 7.500%, 08/10/2023 (B)(G)	132	72
Serta Simmons Bedding, LLC, Initial Exchange Term Loan (Super-Priority), 1st Lien
12.269%, LIBOR + 7.500%, 08/10/2023 (B)(G)	544	298
Shutterfly, LLC, 2021 Refinancing Term B Loan, 1st Lien
10.273%, LIBOR + 5.000%, 09/25/2026 (G)	323	185
SP PF Buyer LLC, Closing Date Term Loan, 1st Lien
9.525%, LIBOR + 4.500%, 12/22/2025 (G)	2,717	1,739
SPX Flow Inc., Term Loan, 1st Lien
9.753%, CME Term SOFR + 4.500%, 04/05/2029 (G)	307	290
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
10.299%, LIBOR + 5.000%, 04/16/2026 (G)	4,666	3,966
Sunshine Luxembourg VII S.a r.l., Facility B3, 1st Lien
8.909%, LIBOR + 3.750%, 10/01/2026 (G)	1,505	1,466
Syniverse Holdings, LLC, Initial Term Loan, 1st Lien
11.898%, CME Term SOFR + 7.000%, 05/13/2027 (G)	2,076	1,844
Team Health Holdings Inc., Extended Term Loan, 1st Lien
10.403%, CME Term SOFR + 5.250%, 03/02/2027 (G)(I)	7,958	4,803
Team Health Holdings Inc., Non-Extended Term Loan, 1st Lien
7.904%, LIBOR + 2.750%, 02/06/2024 (G)	402	324
TK Elevator Midco GmbH, Facility B1 (USD), 1st Lien
8.602%, LIBOR + 3.500%, 07/30/2027 (G)	421	405

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Tortoise Borrower LLC, Initial Term Loan, 1st Lien
8.525%, LIBOR + 3.500%, 01/31/2025 (G)	$1,815	$901
Travelport Finance (Luxembourg) S.a r.l., Exchange Term Loan, 1st Lien
13.365%, CME Term SOFR + 8.500%, 05/29/2026 (G)	1,498	921
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan (Priority), 1st Lien
6.654%, LIBOR + 1.500%, 02/28/2025 (G)(I)	7	7
Traverse Midstream Partners LLC, Advance, 1st Lien
8.726%, CME Term SOFR + 3.750%, 02/16/2028 (G)	2,295	2,257
Triton Water Holdings Inc., Initial Term Loan, 1st Lien
8.659%, LIBOR + 3.500%, 03/31/2028 (G)(I)	376	356
Tutor Perini Corp., Term Loan, 1st Lien
9.775%, LIBOR + 3.500%, 08/18/2027 (G)	3,247	2,841
U.S. Renal Care Inc., Initial Term Loan, 1st Lien
10.025%, LIBOR + 5.000%, 06/26/2026 (G)	719	376
Univision Communications Inc., 2021 Replacement Converted First-Lien Term Loan, 1st Lien
8.404%, LIBOR + 3.250%, 03/15/2026 (G)(I)	3,118	3,005
Venator, 1st Lien
15.068%, 09/14/2023	97	97
VeriFone Systems Inc., Initial Term Loan, 1st Lien
9.476%, LIBOR + 4.000%, 08/20/2025 (G)	2,659	2,316
Vida Capital Inc., Initial Term Loan
11.025%, LIBOR + 6.000%, 10/01/2026 (G)(I)	3,162	2,293
WaterBridge Midstream Operating LLC, Initial Term Loan, 1st Lien
11.005%, LIBOR + 5.750%, 06/22/2026 (G)	929	916
Wellful Inc., Initial Term Loan, 1st Lien
11.518%, CME Term SOFR + 6.250%, 04/21/2027 (G)	3,320	2,723
White Cap Supply Holdings, LLC, Initial Closing Date Term Loan, 1st Lien
8.732%, CME Term SOFR + 3.750%, 10/19/2027 (G)	778	764

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Wilsonart LLC, Tranche E Term Loan, 1st Lien
8.710%, LIBOR + 3.500%, 12/31/2026 (G)	$1,265	$1,221
Xplornet Communications Inc., Refinancing Term Loan, 1st Lien
9.025%, LIBOR + 4.000%, 10/02/2028 (G)(I)	3,328	2,631
Zayo Group Holdings Inc., Initial Dollar Term Loan, 1st Lien
8.154%, LIBOR + 3.000%, 03/09/2027 (G)	2,296	1,760

Total Loan Participations
(Cost $207,579) ($ Thousands)		186,125

ASSET-BACKED SECURITIES — 8.6%
Other Asset-Backed Securities — 8.6%

Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
5.657%, ICE LIBOR USD 1 Month + 0.550%, 03/15/2019 (A)(B)(C)(G)(J)	835	26
Ares XXXIV CLO, Ser 2020-2A, Cl FR
13.860%, ICE LIBOR USD 3 Month + 8.600%, 04/17/2033 (A)(C)(G)	2,304	1,892
B&M CLO, Ser 2014-1A, Cl E
11.010%, ICE LIBOR USD 3 Month + 5.750%, 04/16/2026 (A)(C)(G)	273	44
Battalion CLO VII, Ser 2014-7A, Cl SUB
0.000%, 07/17/2028 (A)(C)(D)(G)	4,614	–
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 07/18/2030 (A)(C)(D)(G)	4,378	1,380
Battalion CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/25/2035 (A)(C)(D)(G)	6,380	4,338
Battalion CLO XI, Ser 2017-11A, Cl SUB
0.000%, 04/24/2034 (A)(C)(D)(G)	10,431	5,633
Battalion CLO XII, Ser 2018-12A, Cl SUB
0.000%, 05/17/2031 (A)(C)(D)(G)	8,633	3,022
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (C)(D)	6,147	4,118
Battalion CLO XVI, Ser 2019-16A, Cl SUB
0.000%, 12/19/2032 (A)(C)(D)(G)	3,572	1,857
Battalion CLO XX, Ser 2021-20A, Cl SUB
0.000%, 07/15/2034 (C)(D)	8,543	5,211
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 07/20/2029 (A)(C)(D)(G)	2,640	312
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(C)(K)	7	2,197

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(C)(K)	$3,363	$1,127
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(C)(K)	6,413	1
Benefit Street Partners CLO V, Ser 2018-5BA
0.000%, 04/20/2031 (C)(D)	10,301	3,399
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
0.000%, 10/18/2029 (A)(C)(D)(G)	9,535	3,584
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
0.000%, 07/18/2027 (C)(D)(G)	9,035	33
Benefit Street Partners CLO VIII
0.000%, 01/20/2031 (A)(C)(D)	9,000	2,593
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
0.000%, 04/20/2034 (A)(C)(D)(G)	10,939	4,851
Benefit Street Partners CLO XII, Ser 2017-12A, Cl SUB
0.000%, 10/15/2030 (A)(C)(D)(G)	10,091	2,321
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
0.000%, 04/20/2031 (A)(C)(D)(G)	6,857	2,979
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
0.000%, 10/15/2034 (A)(C)(D)(G)	6,048	3,915
Benefit Street Partners CLO XX, Ser 2020-20A, Cl SUB
0.000%, 07/15/2034 (A)(C)(D)(G)	3,469	2,820
Benefit Street Partners CLO XXIII, Ser 2021-23A, Cl SUB
0.000%, 04/25/2034 (C)(D)	7,870	5,446
Cathedral Lake CLO, Ser 2015-3A, Cl SUB
0.000%, 01/15/2026 (A)(C)(D)(G)	3,653	877
Cathedral Lake V, Ser 2018-5A, Cl SUB
0.000%, 10/21/2030 (A)(C)(D)(G)	5,673	1,362
First Eagle Berkeley Fund CLO LLC, Ser 2016-1A, Cl SUB
0.000%, 10/25/2028 (A)(C)(D)(G)	21,812	4,762
Great Lakes CLO, Ser 2015-1A, Cl SUB
0.000%, 01/16/2030 (A)(C)(D)(G)	6,015	2,520
Great Lakes CLO, Ser 2017-1A, Cl ER
12.760%, ICE LIBOR USD 3 Month + 7.500%, 10/15/2029 (A)(C)(G)	3,376	3,113
Great Lakes CLO, Ser 2018-1A, Cl ER
12.152%, ICE LIBOR USD 3 Month + 7.360%, 01/16/2030 (A)(C)(G)	4,328	3,944
Great Lakes CLO, Ser 2018-1A, Cl FR
14.792%, ICE LIBOR USD 3 Month + 10.000%, 01/16/2030 (A)(B)(C)(G)	1,595	1,343
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
0.000%, 07/20/2033 (A)(C)(D)(G)	1,149	783

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
12.332%, ICE LIBOR USD 3 Month + 7.070%, 04/18/2030 (A)(C)(G)	$2,886	$2,536
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
0.000%, 04/18/2030 (A)(C)(D)(G)	2,164	1,250
LCM Ltd
0.000%, 01/20/2032 (C)(D)	1,998	1,260
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
0.000%, 01/25/2030 (A)(C)(D)(G)	4,865	1,703
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
11.105%, ICE LIBOR USD 3 Month + 5.850%, 01/25/2030 (A)(C)(G)	3,201	2,642
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
0.000%, 10/17/2030 (A)(C)(D)(G)	5,235	1,597
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl INC
0.000%, 04/20/2033 (A)(C)(D)(G)	1,780	1,139
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl SPIN
0.114%, 04/20/2033 (A)(C)(G)	23	15
Neuberger Berman Loan Advisers CLO 38
0.000%, 10/20/2032 (C)(D)	5,458	3,452
Neuberger Berman Loan Advisers CLO 39
0.000%, 10/20/2032 (C)(D)	5,795	3,251
Neuberger Berman Loan Advisers CLO 41
0.000%, 10/20/2032 (C)(D)	3,394	2,314
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
0.000%, 04/20/2030 (A)(C)(D)(G)	9,028	2,848
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
12.630%, ICE LIBOR USD 3 Month + 7.380%, 04/20/2030 (A)(C)(G)	4,200	3,471
OCP CLO, Ser 2017-14A, Cl SUB
0.000%, 11/20/2030 (A)(C)(D)(G)	3,012	1,186
OCP CLO, Ser 2020-19A, Cl SUB
0.000%, 10/20/2034 (A)(C)(D)(G)	1,876	1,586
OCP CLO, Ser 2021-21A, Cl SUB
0.000%, 07/20/2034 (C)(D)	7,945	5,544
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028 (C)(D)	6,412	64
Shackleton CLO, Ser 2019-14A, Cl SUB
0.000%, 07/20/2034 (A)(C)(D)(G)	3,251	1,766
TCP Whitney CLO, Ser 2017-1I, Cl SUB
0.000%, 08/20/2029 (C)(D)(G)	13,119	8,324
TCW CLO, Ser 2017-1A, Cl SUB
0.000%, 10/29/2034 (A)(C)(D)(G)	7,377	3,910
TCW CLO, Ser 2018-1A, Cl SUB
0.000%, 04/25/2031 (A)(C)(D)(G)	5,509	2,605

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
TCW CLO, Ser 2019-2A, Cl SUB
0.000%, 10/20/2032 (A)(C)(D)(G)	$5,959	$3,337
TCW CLO, Warehouse Note, Ser 2020-1
0.000%, (C)(D)	8,523	4,517
Venture 35 CLO, Ser 2018-35A, Cl SUB
0.000%, 10/22/2031 (A)(C)(D)(G)	15,819	4,904
Venture XXV CLO, Ser 2016-25A, Cl SUB
0.000%, 04/20/2029 (A)(C)(D)(G)	2,950	590
Venture XXVI CLO, Ser 2017-26A, Cl SUB
0.000%, 01/20/2029 (A)(C)(D)(G)	2,865	602
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
0.000%, 07/20/2030 (A)(C)(D)(G)	5,750	1,207
VOYA CLO, Ser 2020-2A
0.000%, 07/20/2031 (C)(D)	7,797	6,421
Wind River
0.000%, (C)(D)	11,611	7,489

Total Asset-Backed Securities
(Cost $85,141) ($ Thousands)		163,333

	Shares
COMMON STOCK — 1.3%
21st Century Oncology *(C)	22,017	314
Aquity Equity *(C)	89,545	974
Arctic Canadian Diamond Co. *(C)	1,633	653
Avaya Inc. (C)	205,996	3,219
Carestream Health Holdings Inc *(C)	123,791	2,210
CHC Group LLC *	1,444	—
Chesapeake Energy Corp	5,208	392
Chord Energy Corp	3,346	479
Clear Channel Outdoor Holdings Inc, Cl A *	303,828	374
EP Energy Corp *	25,685	170
Frontier Communications Parent Inc *	14,928	222
Guitar Center *(C)(E)	24,502	4,601
Gulfport Energy Corp *	7,270	705
Gymboree Corp *(C)(E)	18,542	—
Gymboree Holding Corp *(C)(E)	52,848	—
iHeartMedia Inc, Cl A *	14,876	35
Intelsat Emergene SA *(C)	65,585	1,705
Intelsat Jackson *(C)	13,734	—
Lumileds Common Bright Bidco *(C)	8,896	17
Mallinckrodt PLC *	12,665	35
Medical Card Systems *(C)	395,653	175
Monitronics International Inc *(C)	381,412	152
MYT Holding LLC *(C)	461,765	219
Neiman Marcus Group *(C)(E)	1,051	184
Neiman Marcus Group *(C)	9,899	1,732
Nine West *(C)	163,718	109
Parker Drilling Co *(C)(E)	143,734	1,617
Penney Borrower LLC *(C)	31,845	183
Propco Certificates *(C)	210,522	2,337
SandRidge Energy Inc *	11,510	155

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
VICI Properties Inc, Cl A ‡	48,089	$1,487
WeWork Inc, Cl A *	767,070	132
Windstream Services *	46,229	439

Total Common Stock
(Cost $32,210) ($ Thousands)		25,026

PREFERRED STOCK — 0.8%
BoardRiders, 0.000% *(C)(D)(H)	336,591	560
Claire's Stores Inc, 0.000% *(C)(D)(H)	1,567	1,870
Crestwood Equity Partners, 9.250% (H)	224,639	2,051
FHLMC, 0.000% *(D)(G)(H)	29,819	64
FNMA, 0.000% *(D)(G)(H)	43,993	99
Foresight, 0.000% *(C)(D)(H)	60,593	788
Guitar Center Inc, 0.000% *(C)(D)(E)(H)	782	73
Ladenburg Thalmann Financial Services, 6.500% *(H)	102,399	1,690
MPLX, 9.538% *(C)(H)	41,696	1,406
MYT Holding LLC, 10.000% (H)	516,164	405
Qurate Retail Inc, 8.000% (H)	10,574	344
Syniverse, 0.000% *(C)(D)(H)	4,851,225	4,662

Total Preferred Stock
(Cost $14,075) ($ Thousands)		14,012

	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.5%
DISH Network
2.375%, 03/15/2024	$2,152	1,856
3.375%, 08/15/2026	804	361
DraftKings Holdings
9.529%, 03/15/2028(K)	1,308	966
Gulfport Energy Corp
10.000% cash/0% PIK(C)(H)	–	298
Liberty Interactive LLC
4.000%, 11/15/2029	204	49
3.750%, 02/15/2030	3,714	854
North Sea Natural Resources
0.000%, (C)(D)(H)	889	889
Silver Airways LLC
15.000%, 12/31/2027(C)	3,695	3,695
Spotify USA
0.000%, 03/15/2026(K)	1,308	1,114

Total Convertible Bonds
(Cost $11,972) ($ Thousands)		10,082

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS — 0.1%
Guitar Center Tranche I, Expires 12/22/2070
Strike Price $100.00 *(C)(E)	5,960	$542
Guitar Center Tranche II, Expires 12/22/2070
Strike Price $160.00 *(C)(E)	6,486	322
Guitar Center Tranche III, Expires 12/22/2070
Strike Price $100.00 *(C)(E)	526	26
Intelsat
Strike Price $– *‡‡(C)	6	–
Neiman Marcus Group, Expires 09/24/2027
Strike Price $213.16 *(C)	6,679	150
Silver Airways
Strike Price *‡‡(C)	1	–
Tacora Resources Inc
Strike Price *‡‡(C)	5,366,502	–
Windstream Services
Strike Price $0.00 *‡‡	50,968	484

Total Warrants
(Cost $1,025) ($ Thousands)		1,524

	Shares
CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	21,063,224	21,063

Total Cash Equivalent
(Cost $21,063) ($ Thousands)		21,063

Total Investments in Securities — 98.3%
(Cost $2,017,183) ($ Thousands)		$1,860,308

Percentages are based on Net Assets of $1,892,537 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $1,262,268 ($ Thousands), representing 66.7% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	No interest rate available.
(E)

Security considered restricted, excluding 144A. The total market value of such securities as of May 31, 2023 was $11,020 ($ Thousands) and represented 0.6% of the Net Assets of the Fund. See table below for acquisition dates and acquisition cost.

(F)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

SEI Institutional Investments Trust

(G)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(H)	Perpetual security with no stated maturity date.
(I)	Unsettled bank loan. Interest rate may not be available.
(J)	Security, or a portion thereof, is owned through a holding entity, 717 AEP Leasing, LLC.
(K)	Zero coupon security.

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	1,435,854	3,289	1,439,143
Loan Participations	–	167,714	18,411	186,125
Asset-Backed Securities	–	–	163,333	163,333
Common Stock	4,186	439	20,401	25,026
Preferred Stock	2,493	2,159	9,360	14,012
Convertible Bonds	–	5,200	4,882	10,082
Warrants	–	484	1,040	1,524
Cash Equivalent	21,063	–	–	21,063
Total Investments in Securities	27,742	1,611,850	220,716	1,860,308

The following table depicts purchases and transfers in and/or out of Level 3 investments during the year for investments held as of May 31, 2023 ($ Thousands).

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Preferred Stock	Investments in Convertible Bonds	Investments in Warrants
Balance as of May 31, 2022	$959	$26,081	$210,619	$17,044	$10,965	$2,123	$2,109
Accrued discounts/premiums	10	4	(606)	—	—	5	—
Realized gain/(loss)	—	(192)	9,312	(1,998)	509	—	—
Change in unrealized appreciation/(depreciation)	(481)	225	(5,489)	1,687	(368)	(5)	(266)
Purchases	—	2,900	7	2,377	703	2,759	—
Sales	—	(5,518)	(50,510)	(3,554)	(2,449)	—	—
Net transfer into Level 3	2,801	9,443	—	5,573	—	—	—
Net transfer out of Level 3	—	(14,532)	—	(728)	—	—	(803)
Ending Balance as of May 31, 2023(1)	$3,289	$18,411	$163,333	$20,401	$9,360	$4,882	$1,040
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(618)	$(36)	$(7,734)	$(6,570)	$(109)	$(5)	$(283)

(1) Of the $220,716 ($ Thousands) in Level 3 securities as of May 31, 2023, $34,373,($ thousand) or 1.8% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

Category	Market Value at May 31, 2023 ($ Thousands)	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stock	$10,029	Weighted valuation techniques	EBITDA	$171.5m
			EBITDA multiple	1.95x - 2.45x
			Valuation case probability weighting	50%
		Month-end mean bid-price from two brokers (BofA and BTIG)	None	N/A
		Comparable multiple analysis using an average forward EBITDA multiple of publicly traded peers, discounted to account for smaller scale of operations ownership	None	N/A
		Priced at $0.01 based on the low probability of future payouts	None	N/A
		Priced at $0.01 based on the low probability of future payouts	None	N/A

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

High Yield Bond Fund (Concluded)

Category	Market Value at May 31, 2023 ($ Thousands)	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
		Month-End mean mid-pricing from broker runs (Cantor)	None	N/A
		Weighted valuation techniques	Equity Value	$241m
			Illiquidity Discount	20.0%
		Market Comparables Approach	EBITDA	$171.0m
			EBITDA multiple	3.50x - 4.25x
			Valuation case probability weighting	33.0%
		Weighted valuation techniques	EBITDA	$171m - $243m
			EBITDA multiple	4.25x - 6.25x
			Weighted Average Cost of Capital	18.00%
			Valuation case probability weighting	50%
		Estimated recovery Model	Estimated Excess RBC	$32.0m
			Estimated Indemnity escrow	$25.0m
			Discount Rate	40-50%

Convertible Preferred	4,584	Milestone Approach	Fully diluted equity	50.2%
			Projected barrels	2.9bn
			Post-money equity valuation per barrel	$0.03
		Discounted cash flow model	Implied total yield	15.75% - 16.75%

Corporate Bonds	3,181	Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Estimated recovery model	Estimated Total Claims Case	$417.7M - 418.7M
		Estimated recovery model	Estimated Debt Claims	$157.5M
		Discounted cash flow model	Implied total yield	9.67% - 10.67%
		Estimated recovery Model	Illiquidity Discount	10.0%

Loan Participations	8,382	Discounted cash flow model	Implied total yield	11.50% - 12.50%
		Asset Protection Analysis	EBITDA	$39m
		Discounted cash flow model	Implied total credit spread	9.56% - 10.56%
		Discounted cash flow model	Implied total credit spread	8.05% - 9.05%

Preferred Stock	7,174

Priced base off conversion value to the common stock. Details: $1,000 par value per preferred share is convertible into GPOR common stock at $14.00 per share conversion price, therefore each preferred share is convertible into ~71.43 GPOR common shares. Valuation methodology is 1 GPOR preferred share equals 71.43 x GPOR common stock price.

			None	N/A
		JPM is using bid pricing from broker runs (BofA, BTIG)	None	N/A
		JPM is using bid pricing from broker runs (BofA, BTIG)	None	N/A
		Market Comparables Approach	EBITDA	$121m - $132m
			EBITDA multiple	8.00x - 10.00x
		Weighted valuation techniques	EBITDA	$171m - $243m
			EBITDA multiple	4.25x - 6.25x
			Weighted Average Cost of Capital	18.00%
			Valuation case probability weighting	50%
		Comparable Yield approach	Implied total yield	11.66% - 13.66%

Warrants	1,023	Month-End mean mid-pricing from broker runs (BofA, BTIG)	None	N/A
		Weighted valuation techniques	EBITDA	$171m - $243m
			EBITDA multiple	4.25x - 6.25x
			Weighted Average Cost of Capital	18.00%
			Valuation case probability weighting	50%
		Weighted valuation techniques	EBITDA	$171m - $243m
			EBITDA multiple	4.25x - 6.25x
			Weighted Average Cost of Capital	18.00%
			Valuation case probability weighting	50%
		Weighted valuation techniques	EBITDA	$171m - $243m

SEI Institutional Investments Trust

Category	Market Value at May 31, 2023 ($ Thousands)	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
			EBITDA multiple	4.25x - 6.25x
			Weighted Average Cost of Capital	18.00%
			Valuation case probability weighting	50%

Total	$34,373

For the year ended May 31, 2023, transfers in or out of Level 3 were due to the availability or lack of availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$63,599	$742,855	$(785,391)	$—	$—	$21,063	$1,057	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

A list of the restricted securities, excluding 144a, held by the Fund at May 31, 2023, is as follows:

Description	Number of Shares/Face Amount ($ Thousands)/Number of Warrants	Acquisition Date	Cost ($ Thousands)	Market Value ($ Thousands)
Common Stock
Guitar Center	24,502	1/8/2021	$3,105	$4,601
Gymboree Corp	18,542	10/2/2017	232	–
Gymboree Holding Corp	52,848	10/2/2017	958	–
Neiman Marcus Group	1,051	10/2/2020	–	184
Parker Drilling Co	143,734	3/26/2019	1,817	1,617
Corporate Obligations
Aventine (Escrow Security)	$2,600	4/21/2010	–	–
Envision Healthcare	3,150	10/1/2018	2,654	16
Northwest Acquisitions ULC	3,290	10/1/2019	2,311	–
Six Flags Theme Parks	136	4/16/2020	136	137
Loan Participations
Mavenir Systems, Inc., Initial Term Loan, 1st Lien	4,328	5/29/2020	3,729	3,502
Preferred Stock
Guitar Center Inc	782	1/8/2021	73	73
Warrants
Guitar Center Tranche I	5,960	1/8/2021	328	542
Guitar Center Tranche II	6,486	1/8/2021	233	322
Guitar Center Tranche III	526	1/8/2021	19	26
			$15,595	$11,020

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 64.2%
Communication Services — 8.2%
Alphabet
2.250%, 08/15/2060	$265	$158
America Movil
6.375%, 03/01/2035	165	179
6.125%, 03/30/2040	320	341
AT&T
4.500%, 05/15/2035	1,920	1,769
3.800%, 12/01/2057	4,410	3,138
3.650%, 09/15/2059	1,916	1,312
3.550%, 09/15/2055	1,190	819
3.500%, 09/15/2053	1,986	1,379
Bell Canada
4.464%, 04/01/2048	305	261
Charter Communications Operating LLC / Charter Communications Operating Capital
6.484%, 10/23/2045	1,488	1,347
6.384%, 10/23/2035	1,550	1,500
5.750%, 04/01/2048	741	613
5.375%, 05/01/2047	1,864	1,487
3.900%, 06/01/2052	145	91
3.850%, 04/01/2061	630	371
3.500%, 06/01/2041	150	99
Comcast
5.500%, 05/15/2064	65	65
4.250%, 01/15/2033	175	167
4.049%, 11/01/2052	425	348
3.969%, 11/01/2047	1,998	1,636
3.900%, 03/01/2038	790	689
2.987%, 11/01/2063	1,083	671
2.937%, 11/01/2056	3,578	2,292
2.887%, 11/01/2051	1,101	725
Discovery Communications LLC
5.200%, 09/20/2047	549	434

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.650%, 05/15/2050	$195	$143
4.000%, 09/15/2055	705	448
Fox
5.576%, 01/25/2049	270	244
Meta Platforms
5.750%, 05/15/2063	85	85
5.600%, 05/15/2053	1,190	1,189
4.450%, 08/15/2052	655	554
Paramount Global
5.850%, 09/01/2043	1,100	914
4.950%, 05/19/2050	378	281
4.850%, 12/15/2034	765	646
Rogers Communications
5.000%, 03/15/2044	442	389
4.500%, 03/15/2043	257	211
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	950	711
Tencent Holdings MTN
3.840%, 04/22/2051 (A)	295	218
Time Warner Cable LLC
7.300%, 07/01/2038	275	281
6.750%, 06/15/2039	275	260
6.550%, 05/01/2037	680	648
5.875%, 11/15/2040	300	260
5.500%, 09/01/2041	760	628
4.500%, 09/15/2042	380	282
T-Mobile USA
5.750%, 01/15/2054	542	550
5.650%, 01/15/2053	706	705
4.375%, 04/15/2040	100	88
3.600%, 11/15/2060	320	221
3.400%, 10/15/2052	705	494
3.000%, 02/15/2041	1,480	1,069
TWDC Enterprises 18 MTN
3.700%, 12/01/2042	650	531
Verizon Communications
4.500%, 08/10/2033	2,705	2,556
4.400%, 11/01/2034	700	649
3.700%, 03/22/2061	653	465
3.550%, 03/22/2051	813	592
3.400%, 03/22/2041	3,515	2,683
2.987%, 10/30/2056	1,540	951
2.650%, 11/20/2040	165	113
Vodafone Group PLC
5.625%, 02/10/2053	360	344
4.875%, 06/19/2049	341	294
4.375%, 02/19/2043	510	420
Walt Disney
6.550%, 03/15/2033	710	797
4.625%, 03/23/2040	160	152
3.600%, 01/13/2051	1,685	1,301
3.500%, 05/13/2040	365	300

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.750%, 09/01/2049	$125	$83
Warnermedia Holdings
5.391%, 03/15/2062	161	125
5.141%, 03/15/2052	1,833	1,431
5.050%, 03/15/2042	1,380	1,116

		48,313

Consumer Discretionary — 2.5%
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	475	378
Amazon.com
4.950%, 12/05/2044	1,214	1,226
4.050%, 08/22/2047	491	436
3.950%, 04/13/2052	402	344
3.875%, 08/22/2037	125	115
3.100%, 05/12/2051	1,485	1,086
2.875%, 05/12/2041	632	482
2.700%, 06/03/2060	535	339
2.500%, 06/03/2050	185	120
Aptiv PLC
5.400%, 03/15/2049	544	473
3.100%, 12/01/2051	462	279
General Motors
6.600%, 04/01/2036	125	127
6.250%, 10/02/2043	100	95
5.950%, 04/01/2049	335	304
5.600%, 10/15/2032	210	202
5.150%, 04/01/2038	130	116
5.000%, 04/01/2035	65	58
General Motors Financial
6.400%, 01/09/2033	220	223
Home Depot
4.950%, 09/15/2052	345	335
4.250%, 04/01/2046	890	780
3.900%, 06/15/2047	402	336
3.625%, 04/15/2052	584	455
3.500%, 09/15/2056	160	121
3.350%, 04/15/2050	545	407
3.125%, 12/15/2049	195	139
Lowe's
5.800%, 09/15/2062	455	440
5.750%, 07/01/2053	124	123
5.625%, 04/15/2053	1,040	1,015
4.250%, 04/01/2052	525	420
4.050%, 05/03/2047	190	150
3.700%, 04/15/2046	505	380
3.000%, 10/15/2050	660	426
Massachusetts Institute of Technology
5.600%, 07/01/2111	300	330
McDonald's MTN
4.600%, 05/26/2045	430	386
4.450%, 03/01/2047	1,015	896

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.625%, 09/01/2049	$265	$204
Newell Brands
6.000%, 04/01/2046	200	146
President & Fellows of Harvard College
3.745%, 11/15/2052	205	175
Starbucks
4.450%, 08/15/2049	400	349
3.350%, 03/12/2050	615	445
University of Southern California
3.028%, 10/01/2039	225	184

		15,045

Consumer Staples — 4.1%
Alcon Finance
5.750%, 12/06/2052 (A)	290	299
Altria Group
4.000%, 02/04/2061	550	375
3.875%, 09/16/2046	830	575
3.700%, 02/04/2051	165	107
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	2,779	2,639
4.700%, 02/01/2036	4,035	3,953
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	446	466
4.600%, 04/15/2048	197	181
4.439%, 10/06/2048	712	640
4.375%, 04/15/2038	310	291
4.350%, 06/01/2040	551	505
Bacardi
5.300%, 05/15/2048 (A)	185	168
BAT Capital
7.750%, 10/19/2032	120	131
5.650%, 03/16/2052	210	179
5.282%, 04/02/2050	90	73
4.758%, 09/06/2049	360	267
4.540%, 08/15/2047	1,570	1,125
4.390%, 08/15/2037	1,240	981
3.734%, 09/25/2040	610	427
Baylor Scott & White Holdings
2.839%, 11/15/2050	30	20
City of Hope
4.378%, 08/15/2048	650	535
Constellation Brands
4.100%, 02/15/2048	465	374
Dollar General
5.500%, 11/01/2052	135	132
Dollar Tree
3.375%, 12/01/2051	165	111
JBS USA LUX / JBS USA Food / JBS USA Finance
6.500%, 12/01/2052 (A)	1,115	1,009

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.375%, 02/02/2052 (A)	$780	$522
3.000%, 05/15/2032 (A)	522	399
Kenvue
5.200%, 03/22/2063 (A)	105	105
5.100%, 03/22/2043 (A)	225	227
5.050%, 03/22/2053 (A)	1,030	1,037
Keurig Dr Pepper
4.500%, 04/15/2052	275	238
Kraft Heinz Foods
5.000%, 06/04/2042	540	503
4.875%, 10/01/2049	214	193
4.375%, 06/01/2046	90	76
Kroger
4.450%, 02/01/2047	925	795
MedStar Health
3.626%, 08/15/2049	530	390
Nestle Holdings
3.900%, 09/24/2038 (A)	470	428
New York and Presbyterian Hospital
2.256%, 08/01/2040	395	267
PepsiCo
2.750%, 10/21/2051	100	71
Philip Morris International
5.750%, 11/17/2032	515	528
4.500%, 03/20/2042	550	467
3.875%, 08/21/2042	595	460
Reynolds American
5.850%, 08/15/2045	270	236
Stanford Health Care
3.027%, 08/15/2051	380	262
Target
2.950%, 01/15/2052	100	69
University of Southern California
5.250%, 10/01/2111	755	757
Walmart
4.500%, 04/15/2053	525	503
2.650%, 09/22/2051	200	140
2.500%, 09/22/2041	160	117

		24,353

Energy — 6.2%
Aker BP
3.100%, 07/15/2031 (A)	240	200
BP Capital Markets America
3.379%, 02/08/2061	630	439
3.060%, 06/17/2041	620	460
3.001%, 03/17/2052	360	242
3.000%, 02/24/2050	25	17
2.939%, 06/04/2051	208	139
2.772%, 11/10/2050	800	521
Canadian Natural Resources MTN
4.950%, 06/01/2047	350	307

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chevron
3.078%, 05/11/2050	$289	$215
Columbia Pipeline Group
5.800%, 06/01/2045	235	232
ConocoPhillips
4.300%, 11/15/2044	625	547
4.025%, 03/15/2062	633	504
Diamondback Energy
6.250%, 03/15/2033	165	171
4.400%, 03/24/2051	80	62
4.250%, 03/15/2052	213	161
El Paso Natural Gas
8.375%, 06/15/2032	100	115
Energy Transfer
6.500%, 02/01/2042	45	45
6.250%, 04/15/2049	220	209
6.125%, 12/15/2045	838	781
5.950%, 10/01/2043	970	891
5.800%, 06/15/2038	40	38
5.400%, 10/01/2047	1,445	1,242
5.350%, 05/15/2045	245	210
5.300%, 04/15/2047	425	360
5.150%, 02/01/2043	75	63
5.150%, 03/15/2045	200	168
5.000%, 05/15/2050	150	123
4.900%, 03/15/2035	1,000	915
Enterprise Products Operating LLC
6.650%, 10/15/2034	780	850
6.125%, 10/15/2039	260	273
5.700%, 02/15/2042	540	536
5.100%, 02/15/2045	400	371
4.950%, 10/15/2054	495	437
4.900%, 05/15/2046	760	683
4.850%, 03/15/2044	290	260
4.200%, 01/31/2050	105	85
3.700%, 01/31/2051	95	71
3.200%, 02/15/2052	300	204
EOG Resources
4.950%, 04/15/2050	234	227
EQM Midstream Partners
6.500%, 07/15/2048	500	408
Equinor
3.625%, 04/06/2040	1,000	837
Exxon Mobil
4.227%, 03/19/2040	150	137
3.452%, 04/15/2051	2,268	1,740
3.095%, 08/16/2049	135	98
Hess
6.000%, 01/15/2040	55	54
5.800%, 04/01/2047	145	139
5.600%, 02/15/2041	430	405

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kinder Morgan
5.550%, 06/01/2045	$30	$27
5.450%, 08/01/2052	100	89
5.300%, 12/01/2034	1,836	1,761
5.050%, 02/15/2046	230	194
3.600%, 02/15/2051	55	37
3.250%, 08/01/2050	220	138
Kinder Morgan Energy Partners
6.375%, 03/01/2041	636	635
5.000%, 08/15/2042	700	593
Marathon Petroleum
6.500%, 03/01/2041	193	197
4.750%, 09/15/2044	50	41
MPLX
5.500%, 02/15/2049	120	107
4.950%, 03/14/2052	90	74
4.500%, 04/15/2038	585	503
Northern Natural Gas
4.300%, 01/15/2049 (A)	260	210
Occidental Petroleum
6.574%, 10/10/2036 (B)	2,731	1,439
4.300%, 08/15/2039	436	343
Petroleos Mexicanos
6.350%, 02/12/2048	745	434
Phillips 66
4.900%, 10/01/2046	509	445
4.875%, 11/15/2044	605	547
4.650%, 11/15/2034	659	616
Plains All American Pipeline/PAA Finance
4.900%, 02/15/2045	475	375
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (A)	935	804
Sabal Trail Transmission LLC
4.832%, 05/01/2048 (A)	380	329
4.682%, 05/01/2038 (A)	260	240
Shell International Finance BV
6.375%, 12/15/2038	877	979
5.500%, 03/25/2040	435	449
4.375%, 05/11/2045	1,280	1,134
3.750%, 09/12/2046	254	204
Suncor Energy
6.800%, 05/15/2038	500	531
3.750%, 03/04/2051	105	76
Targa Resources
6.500%, 02/15/2053	428	419
Texas Eastern Transmission
7.000%, 07/15/2032	420	468
4.150%, 01/15/2048 (A)	415	322
TotalEnergies Capital International
3.127%, 05/29/2050	1,155	822
TransCanada PipeLines
7.250%, 08/15/2038	880	983

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.875%, 05/15/2048	$195	$171
4.750%, 05/15/2038	280	251
Transcontinental Gas Pipe Line LLC
5.400%, 08/15/2041	665	636
4.600%, 03/15/2048	536	450
4.450%, 08/01/2042	410	349
Williams
7.500%, 01/15/2031	245	270
5.750%, 06/24/2044	9	9
5.300%, 08/15/2052	505	456
3.500%, 10/15/2051	410	279

		36,628

Financials — 11.8%
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	1,167	1,258
Allstate
4.500%, 06/15/2043	50	43
American International Group
4.800%, 07/10/2045	50	44
4.375%, 06/30/2050	185	153
Aon
3.900%, 02/28/2052	1,164	898
Arthur J Gallagher
5.750%, 03/02/2053	735	732
3.500%, 05/20/2051	435	304
Athene Holding
3.450%, 05/15/2052	500	301
Bank of America
6.110%, 01/29/2037	560	586
6.000%, 10/15/2036	1,660	1,774
3.483%, U.S. SOFR + 1.650%, 03/13/2052 (C)	308	224
3.311%, U.S. SOFR + 1.580%, 04/22/2042 (C)	685	513
2.687%, U.S. SOFR + 1.320%, 04/22/2032 (C)	1,235	1,021
2.651%, U.S. SOFR + 1.220%, 03/11/2032 (C)	280	231
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (C)	315	256
2.299%, U.S. SOFR + 1.220%, 07/21/2032 (C)	1,089	868
Bank of America MTN
5.875%, 02/07/2042	1,020	1,073
4.330%, TSFR3M + 1.782%, 03/15/2050 (C)	225	189
4.083%, TSFR3M + 3.412%, 03/20/2051 (C)	555	447
4.078%, TSFR3M + 1.582%, 04/23/2040 (C)	1,000	844
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (C)	450	375

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.676%, U.S. SOFR + 1.930%, 06/19/2041 (C)	$756	$519
2.496%, TSFR3M + 1.252%, 02/13/2031 (C)	635	532
Bank of New York Mellon
4.706%, U.S. SOFR + 1.512%, 02/01/2034 (C)	270	263
Bank of New York Mellon MTN
5.834%, SOFRINDX + 2.074%, 10/25/2033 (C)	185	194
Berkshire Hathaway
4.500%, 02/11/2043	218	207
Berkshire Hathaway Finance
4.400%, 05/15/2042	600	566
3.850%, 03/15/2052	637	520
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	869	843
Brown & Brown
4.950%, 03/17/2052	405	342
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	723	638
Charles Schwab
5.853%, U.S. SOFR + 2.500%, 05/19/2034 (C)	215	218
Chubb INA Holdings
6.700%, 05/15/2036	627	711
Citigroup
8.125%, 07/15/2039	204	259
6.625%, 06/15/2032	565	596
6.174%, U.S. SOFR + 2.661%, 05/25/2034 (C)	160	162
4.750%, 05/18/2046	996	840
4.650%, 07/23/2048	580	516
4.281%, TSFR3M + 2.101%, 04/24/2048 (C)	1,053	889
3.878%, TSFR3M + 1.430%, 01/24/2039 (C)	200	168
3.785%, U.S. SOFR + 1.939%, 03/17/2033 (C)	115	102
2.904%, U.S. SOFR + 1.379%, 11/03/2042 (C)	270	190
2.520%, U.S. SOFR + 1.177%, 11/03/2032 (C)	160	129
Commonwealth Bank of Australia MTN
3.743%, 09/12/2039 (A)	205	154
Cooperatieve Rabobank UA
5.250%, 08/04/2045	100	93
Corebridge Financial
4.400%, 04/05/2052 (A)	290	221
4.350%, 04/05/2042 (A)	100	80
3.900%, 04/05/2032 (A)	300	260

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Credit Suisse Group
9.016%, U.S. SOFR + 5.020%, 11/15/2033 (A)(C)	$1,105	$1,310
6.537%, U.S. SOFR + 3.920%, 08/12/2033 (A)(C)	490	500
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (A)(C)	680	547
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	225	233
Farmers Exchange Capital II
6.151%, ICE LIBOR USD 3 Month + 3.744%, 11/01/2053 (A)(C)	375	364
Farmers Exchange Capital III
5.454%, ICE LIBOR USD 3 Month + 3.454%, 10/15/2054 (A)(C)	200	182
Farmers Insurance Exchange
4.747%, ICE LIBOR USD 3 Month + 3.231%, 11/01/2057 (A)(C)	300	233
Fidelity National Information Services
5.625%, 07/15/2052	450	424
Fifth Third Bancorp
8.250%, 03/01/2038	286	322
Fiserv
4.400%, 07/01/2049	300	248
Global Atlantic Finance
3.125%, 06/15/2031 (A)	170	127
Global Payments
5.950%, 08/15/2052	620	578
Goldman Sachs Group
6.750%, 10/01/2037	1,330	1,420
6.250%, 02/01/2041	1,053	1,125
4.411%, TSFR3M + 1.692%, 04/23/2039 (C)	225	197
4.017%, TSFR3M + 1.635%, 10/31/2038 (C)	2,925	2,466
3.436%, U.S. SOFR + 1.632%, 02/24/2043 (C)	270	202
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (C)	544	398
2.615%, U.S. SOFR + 1.281%, 04/22/2032 (C)	540	445
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (C)	105	85
Goldman Sachs Group MTN
4.800%, 07/08/2044	50	45
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	755	663
Hartford Financial Services Group
6.625%, 03/30/2040	275	289
HSBC Bank USA
7.000%, 01/15/2039	285	312
HSBC Holdings PLC
6.800%, 06/01/2038	737	755

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.500%, 09/15/2037	$850	$886
6.332%, U.S. SOFR + 2.650%, 03/09/2044 (C)	120	124
2.804%, U.S. SOFR + 1.187%, 05/24/2032 (C)	910	738
Intercontinental Exchange
4.950%, 06/15/2052	378	358
Jefferies Group
6.250%, 01/15/2036	338	345
JPMorgan Chase
5.600%, 07/15/2041	1,426	1,471
4.260%, TSFR3M + 1.842%, 02/22/2048 (C)	580	498
4.032%, TSFR3M + 1.722%, 07/24/2048 (C)	515	421
3.964%, TSFR3M + 1.642%, 11/15/2048 (C)	1,465	1,185
3.897%, TSFR3M + 1.482%, 01/23/2049 (C)	991	792
3.882%, TSFR3M + 1.622%, 07/24/2038 (C)	435	373
3.328%, U.S. SOFR + 1.580%, 04/22/2052 (C)	436	312
3.109%, TSFR3M + 2.460%, 04/22/2041 (C)	415	310
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (C)	465	321
2.545%, U.S. SOFR + 1.180%, 11/08/2032 (C)	190	156
KeyBank MTN
5.000%, 01/26/2033	250	220
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	588	534
Liberty Mutual Group
3.951%, 10/15/2050 (A)	220	159
3.950%, 05/15/2060 (A)	25	17
Lloyds Banking Group PLC
4.976%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 08/11/2033 (C)	275	260
4.344%, 01/09/2048	391	291
Macquarie Group MTN
2.871%, U.S. SOFR + 1.532%, 01/14/2033 (A)(C)	745	598
Marsh & McLennan
5.450%, 03/15/2053	190	190
4.750%, 03/15/2039	449	416
4.200%, 03/01/2048	505	422
Massachusetts Mutual Life Insurance
5.672%, 12/01/2052 (A)	236	239
3.729%, 10/15/2070 (A)	403	272
3.375%, 04/15/2050 (A)	277	196

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mastercard
3.850%, 03/26/2050	$170	$145
3.650%, 06/01/2049	125	103
MetLife
5.875%, 02/06/2041	140	143
5.250%, 01/15/2054	261	248
5.000%, 07/15/2052	460	418
4.875%, 11/13/2043	375	339
4.721%, 12/15/2044	806	714
Moody's
4.875%, 12/17/2048	560	515
Morgan Stanley
5.948%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.430%, 01/19/2038 (C)	100	99
5.297%, U.S. SOFR + 2.620%, 04/20/2037 (C)	40	38
2.484%, U.S. SOFR + 1.360%, 09/16/2036 (C)	610	460
Morgan Stanley MTN
6.375%, 07/24/2042	405	447
3.971%, ICE LIBOR USD 3 Month + 1.455%, 07/22/2038 (C)	1,702	1,452
2.699%, U.S. SOFR + 1.143%, 01/22/2031 (C)	1,020	872
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (C)	435	353
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (C)	285	227
1.794%, U.S. SOFR + 1.034%, 02/13/2032 (C)	575	447
Nasdaq
3.950%, 03/07/2052	410	317
Nationwide Mutual Insurance
4.350%, 04/30/2050 (A)	320	240
New York Life Insurance
6.750%, 11/15/2039 (A)	675	769
5.875%, 05/15/2033 (A)	452	472
4.450%, 05/15/2069 (A)	750	627
3.750%, 05/15/2050 (A)	176	134
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (A)	602	430
PayPal Holdings
3.250%, 06/01/2050	125	88
PNC Financial Services Group
6.037%, SOFRINDX + 2.140%, 10/28/2033 (C)	340	351
5.068%, U.S. SOFR + 1.933%, 01/24/2034 (C)	85	82
Progressive
3.700%, 03/15/2052	155	120
Prudential Financial
3.905%, 12/07/2047	55	43

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Prudential Financial MTN
5.700%, 12/14/2036	$522	$548
Raymond James Financial
4.950%, 07/15/2046	305	271
3.750%, 04/01/2051	425	311
S&P Global
3.250%, 12/01/2049	250	184
Teachers Insurance & Annuity Association of America
4.270%, 05/15/2047 (A)	480	397
3.300%, 05/15/2050 (A)	450	311
Truist Financial MTN
5.122%, U.S. SOFR + 1.852%, 01/26/2034 (C)	365	349
UBS Group
4.988%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.400%, 08/05/2033 (A)(C)	395	372
US Bancorp
5.850%, U.S. SOFR + 2.090%, 10/21/2033 (C)	375	378
4.839%, U.S. SOFR + 1.600%, 02/01/2034 (C)	590	554
Visa
4.300%, 12/14/2045	430	399
4.150%, 12/14/2035	250	241
Wells Fargo
5.850%, 02/01/2037	990	1,012
5.389%, U.S. SOFR + 2.020%, 04/24/2034 (C)	40	40
3.068%, U.S. SOFR + 2.530%, 04/30/2041 (C)	610	443
Wells Fargo MTN
5.013%, TSFR3M + 4.502%, 04/04/2051 (C)	2,126	1,945
4.900%, 11/17/2045	265	231
4.650%, 11/04/2044	615	522
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (C)	1,835	1,576
Westpac Banking
3.133%, 11/18/2041	220	149
2.668%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/2035 (C)	60	46
Willis North America
3.875%, 09/15/2049	460	329
XL Group
5.250%, 12/15/2043	587	582

		69,803

Health Care — 9.2%
Abbott Laboratories
4.900%, 11/30/2046	559	558

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AbbVie
4.875%, 11/14/2048	$535	$496
4.850%, 06/15/2044	505	464
4.550%, 03/15/2035	985	939
4.500%, 05/14/2035	800	759
4.400%, 11/06/2042	2,039	1,790
4.250%, 11/21/2049	1,953	1,654
4.050%, 11/21/2039	397	341
Advocate Health & Hospitals
4.272%, 08/15/2048	391	342
Aetna
4.125%, 11/15/2042	525	426
Alcon Finance
3.800%, 09/23/2049 (A)	425	325
Amgen
5.750%, 03/02/2063	620	616
5.650%, 03/02/2053	1,444	1,444
5.600%, 03/02/2043	370	366
4.950%, 10/01/2041	525	483
4.875%, 03/01/2053	472	427
4.400%, 05/01/2045	1,849	1,566
4.400%, 02/22/2062	125	101
4.200%, 02/22/2052	5	4
AstraZeneca PLC
6.450%, 09/15/2037	986	1,137
Baxter International
3.132%, 12/01/2051	490	315
BayCare Health System
3.831%, 11/15/2050	180	147
Bayer US Finance II LLC
4.400%, 07/15/2044 (A)	1,080	864
3.950%, 04/15/2045 (A)	200	149
Baylor Scott & White Holdings
4.185%, 11/15/2045	390	340
Becton Dickinson
3.794%, 05/20/2050	335	262
Boston Scientific
4.550%, 03/01/2039	147	136
Bristol-Myers Squibb
4.550%, 02/20/2048	182	166
4.250%, 10/26/2049	1,063	927
3.700%, 03/15/2052	270	216
3.550%, 03/15/2042	270	221
Children's Hospital Medical Center
2.820%, 11/15/2050	450	292
Cigna Group
4.900%, 12/15/2048	385	350
4.800%, 07/15/2046	828	740
3.875%, 10/15/2047	1,045	810
Cleveland Clinic Foundation
4.858%, 01/01/2114	72	65

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CommonSpirit Health
4.187%, 10/01/2049	$1,081	$868
CVS Health
6.000%, 06/01/2063	220	221
5.875%, 06/01/2053	335	336
5.625%, 02/21/2053	120	117
5.125%, 07/20/2045	445	405
5.050%, 03/25/2048	1,995	1,802
4.780%, 03/25/2038	1,745	1,614
4.125%, 04/01/2040	595	495
2.700%, 08/21/2040	275	190
Danaher
2.800%, 12/10/2051	100	67
2.600%, 10/01/2050	60	39
Elevance Health
6.100%, 10/15/2052	230	248
5.125%, 02/15/2053	430	412
4.650%, 01/15/2043	15	14
4.375%, 12/01/2047	1,543	1,330
3.700%, 09/15/2049	625	481
Eli Lilly
4.950%, 02/27/2063	385	382
4.875%, 02/27/2053	488	492
GE HealthCare Technologies
6.377%, 11/22/2052 (A)	475	518
Gilead Sciences
4.800%, 04/01/2044	220	207
4.750%, 03/01/2046	25	23
4.600%, 09/01/2035	695	671
4.500%, 02/01/2045	460	416
GlaxoSmithKline Capital
6.375%, 05/15/2038	250	287
HCA
5.500%, 06/15/2047	145	133
5.250%, 06/15/2049	615	543
4.625%, 03/15/2052 (A)	585	471
3.500%, 07/15/2051	103	69
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)	647	453
Humana
4.950%, 10/01/2044	460	415
3.950%, 08/15/2049	450	356
Johnson & Johnson
3.400%, 01/15/2038	285	250
Kaiser Foundation Hospitals
4.150%, 05/01/2047	330	287
3.266%, 11/01/2049	540	397
3.002%, 06/01/2051	465	323
2.810%, 06/01/2041	834	607
Mass General Brigham
3.192%, 07/01/2049	85	61

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Medtronic
4.375%, 03/15/2035	$230	$223
Memorial Health Services
3.447%, 11/01/2049	250	185
Merck
5.150%, 05/17/2063	220	222
5.000%, 05/17/2053	795	800
4.900%, 05/17/2044	515	512
4.150%, 05/18/2043	250	227
2.900%, 12/10/2061	365	239
2.450%, 06/24/2050	150	97
New York and Presbyterian Hospital
4.763%, 08/01/2116	179	151
Northwell Healthcare
4.260%, 11/01/2047	235	192
Pfizer
4.000%, 12/15/2036	615	574
Pfizer Investment Enterprises Pte
5.340%, 05/19/2063	810	811
5.300%, 05/19/2053	2,221	2,286
5.110%, 05/19/2043	1,040	1,034
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	525	393
Regeneron Pharmaceuticals
2.800%, 09/15/2050	150	96
Revvity
3.625%, 03/15/2051	200	143
Roche Holdings
2.607%, 12/13/2051 (A)	482	321
Royalty Pharma
3.300%, 09/02/2040	150	105
Stanford Health Care
3.795%, 11/15/2048	431	349
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	425	309
Stryker
4.100%, 04/01/2043	500	424
Takeda Pharmaceutical
3.175%, 07/09/2050	707	489
Thermo Fisher Scientific
4.100%, 08/15/2047	140	124
2.800%, 10/15/2041	275	203
UnitedHealth Group
6.875%, 02/15/2038	445	529
6.625%, 11/15/2037	555	636
6.050%, 02/15/2063	265	293
5.950%, 02/15/2041	25	27
5.875%, 02/15/2053	835	913
5.800%, 03/15/2036	55	59
5.050%, 04/15/2053	45	44
4.950%, 05/15/2062	120	113

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.750%, 05/15/2052	$764	$717
4.625%, 07/15/2035	455	446
4.250%, 04/15/2047	725	632
4.200%, 01/15/2047	530	462
3.700%, 08/15/2049	365	290
3.250%, 05/15/2051	420	307
3.050%, 05/15/2041	330	253
2.900%, 05/15/2050	145	100
2.750%, 05/15/2040	95	70
Viatris
4.000%, 06/22/2050	680	437
3.850%, 06/22/2040	190	128
Wyeth LLC
6.000%, 02/15/2036	760	829
5.950%, 04/01/2037	436	480

		54,512

Industrials — 5.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.850%, 10/29/2041	390	293
3.400%, 10/29/2033	130	103
3.300%, 01/30/2032	1,200	975
Air Lease
3.250%, 10/01/2029	155	132
Air Lease MTN
3.000%, 02/01/2030	180	150
BAE Systems Holdings
4.750%, 10/07/2044 (A)	563	507
BAE Systems PLC
5.800%, 10/11/2041 (A)	150	152
3.000%, 09/15/2050 (A)	525	351
Boeing
5.930%, 05/01/2060	480	468
5.805%, 05/01/2050	3,167	3,101
5.705%, 05/01/2040	2,080	2,049
Burlington Northern Santa Fe LLC
6.200%, 08/15/2036	880	973
6.150%, 05/01/2037	395	437
5.750%, 05/01/2040	100	105
4.900%, 04/01/2044	130	124
4.450%, 01/15/2053	206	187
4.400%, 03/15/2042	1,610	1,447
3.300%, 09/15/2051	390	286
3.050%, 02/15/2051	100	70
2.875%, 06/15/2052	135	91
Canadian National Railway
6.200%, 06/01/2036	156	173
3.650%, 02/03/2048	425	343
Canadian Pacific Railway
6.125%, 09/15/2115	1,020	1,034
4.200%, 11/15/2069	453	352

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.100%, 12/02/2051	$370	$256
3.000%, 12/02/2041	85	70
Carrier Global
3.577%, 04/05/2050	815	586
3.377%, 04/05/2040	250	188
Crane NXT
4.200%, 03/15/2048	450	304
CSX
4.750%, 05/30/2042	825	758
4.750%, 11/15/2048	202	183
4.500%, 11/15/2052	45	40
Deere
3.750%, 04/15/2050	431	375
Emerson Electric
2.800%, 12/21/2051	643	423
FedEx
5.100%, 01/15/2044	125	114
4.550%, 04/01/2046	768	648
4.400%, 01/15/2047	155	129
4.050%, 02/15/2048	285	224
3.900%, 02/01/2035	410	359
General Dynamics
4.250%, 04/01/2040	235	215
General Electric MTN
5.801%, ICE LIBOR USD 3 Month + 0.480%, 08/15/2036 (C)	450	396
Lockheed Martin
5.900%, 11/15/2063	95	106
5.700%, 11/15/2054	500	545
5.200%, 02/15/2055	140	141
4.700%, 05/15/2046	741	712
3.600%, 03/01/2035	810	732
Norfolk Southern
5.100%, 08/01/2118	710	604
4.800%, 08/15/2043	493	425
4.050%, 08/15/2052	264	215
3.942%, 11/01/2047	201	161
3.700%, 03/15/2053	265	199
Northrop Grumman
5.150%, 05/01/2040	185	181
4.950%, 03/15/2053	95	90
4.750%, 06/01/2043	640	590
4.030%, 10/15/2047	270	226
3.850%, 04/15/2045	570	459
Parker-Hannifin MTN
4.450%, 11/21/2044	380	339
Raytheon Technologies
5.375%, 02/27/2053	445	450
4.500%, 06/01/2042	870	795
4.350%, 04/15/2047	740	645
3.030%, 03/15/2052	780	538
2.820%, 09/01/2051	235	155

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Snap-on
3.100%, 05/01/2050	$391	$286
Trane Technologies Global Holding
4.300%, 02/21/2048	140	116
TTX
4.600%, 02/01/2049 (A)	538	473
Union Pacific
3.839%, 03/20/2060	1,015	789
3.799%, 04/06/2071	652	495
3.500%, 02/14/2053	275	209
3.375%, 02/14/2042	80	64
3.250%, 02/05/2050	725	534
2.973%, 09/16/2062	308	196
Union Pacific MTN
3.550%, 08/15/2039	115	96
United Airlines Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	199	183
United Parcel Service
5.050%, 03/03/2053	650	649
Verisk Analytics
3.625%, 05/15/2050	580	416
Waste Management
3.900%, 03/01/2035	340	304
2.950%, 06/01/2041	260	192
WW Grainger
4.600%, 06/15/2045	320	298
4.200%, 05/15/2047	322	276

		33,055

Information Technology — 3.9%
Activision Blizzard
4.500%, 06/15/2047	235	213
Analog Devices
2.950%, 10/01/2051	275	193
2.800%, 10/01/2041	295	218
Apple
4.650%, 02/23/2046	899	891
4.500%, 02/23/2036	380	389
4.375%, 05/13/2045	1,425	1,347
3.850%, 05/04/2043	135	120
3.750%, 09/12/2047	150	128
3.450%, 02/09/2045	585	492
2.950%, 09/11/2049	150	110
2.800%, 02/08/2061	460	304
2.650%, 02/08/2051	320	219
2.375%, 02/08/2041	310	228
Applied Materials
4.350%, 04/01/2047	150	139
Broadcom
3.750%, 02/15/2051 (A)	620	447
3.500%, 02/15/2041 (A)	460	341

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.137%, 11/15/2035 (A)	$740	$564
2.600%, 02/15/2033 (A)	450	350
Cisco Systems
5.900%, 02/15/2039	331	364
Corning
5.850%, 11/15/2068	159	151
5.450%, 11/15/2079	445	393
Intel
5.900%, 02/10/2063	315	314
5.700%, 02/10/2053	700	691
5.625%, 02/10/2043	70	70
5.050%, 08/05/2062	290	258
4.900%, 08/05/2052	580	522
4.750%, 03/25/2050	115	101
3.734%, 12/08/2047	970	739
3.250%, 11/15/2049	575	393
KLA
5.000%, 03/15/2049	317	301
4.950%, 07/15/2052	225	217
Lam Research
2.875%, 06/15/2050	112	77
Micron Technology
3.366%, 11/01/2041	165	113
Microsoft
3.450%, 08/08/2036	33	30
3.041%, 03/17/2062	113	82
2.921%, 03/17/2052	2,493	1,845
2.675%, 06/01/2060	380	254
2.525%, 06/01/2050	130	89
NVIDIA
3.500%, 04/01/2040	220	186
3.500%, 04/01/2050	457	367
NXP BV / NXP FUNDING LLC / NXP USA
3.250%, 05/11/2041	500	357
Oracle
6.900%, 11/09/2052	665	724
5.550%, 02/06/2053	220	205
4.375%, 05/15/2055	820	634
4.300%, 07/08/2034	430	387
4.125%, 05/15/2045	1,330	1,026
4.000%, 07/15/2046	1,085	813
4.000%, 11/15/2047	1,169	871
3.950%, 03/25/2051	638	468
3.800%, 11/15/2037	1,420	1,154
3.650%, 03/25/2041	890	672
3.600%, 04/01/2050	260	179
QUALCOMM
4.500%, 05/20/2052	265	236
Salesforce
3.050%, 07/15/2061	205	135
2.900%, 07/15/2051	520	357
2.700%, 07/15/2041	75	54

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Texas Instruments
5.050%, 05/18/2063	$627	$613
5.000%, 03/14/2053	285	285

		23,420

Materials — 0.9%
Anglo American Capital PLC
4.750%, 03/16/2052 (A)	381	310
BHP Billiton Finance USA
5.000%, 09/30/2043	360	354
Celanese US Holdings LLC
6.379%, 07/15/2032	315	318
Dow Chemical
6.900%, 05/15/2053	165	184
4.375%, 11/15/2042	195	164
3.600%, 11/15/2050	220	160
DuPont de Nemours
5.319%, 11/15/2038	955	940
FMC
4.500%, 10/01/2049	280	218
Freeport-McMoRan
5.450%, 03/15/2043	413	374
5.400%, 11/14/2034	99	95
Glencore Finance Canada
6.000%, 11/15/2041 (A)	476	472
International Flavors & Fragrances
5.000%, 09/26/2048	610	507
3.468%, 12/01/2050 (A)	1,080	710
3.268%, 11/15/2040 (A)	630	435
Nutrien
5.800%, 03/27/2053	250	246

		5,487

Real Estate — 1.7%
Agree
2.900%, 10/01/2030	195	163
2.600%, 06/15/2033	155	120
Alexandria Real Estate Equities
5.150%, 04/15/2053	315	278
4.850%, 04/15/2049	310	256
3.550%, 03/15/2052	740	498
American Homes 4 Rent
4.300%, 04/15/2052	430	325
3.375%, 07/15/2051	175	112
American Tower
3.100%, 06/15/2050	190	122
2.950%, 01/15/2051	261	161
Boston Properties
2.450%, 10/01/2033	130	91
Crown Castle
5.200%, 02/15/2049	90	82
3.250%, 01/15/2051	250	167

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.900%, 04/01/2041	$319	$220
Equinix
2.950%, 09/15/2051	505	315
Extra Space Storage
2.350%, 03/15/2032	135	106
GLP Capital
3.250%, 01/15/2032	445	361
Invitation Homes Operating Partnership
2.700%, 01/15/2034	190	144
Kilroy Realty
2.650%, 11/15/2033	215	142
Kimco Realty
4.250%, 04/01/2045	110	83
NNN REIT
4.800%, 10/15/2048	335	277
Regency Centers LP
4.650%, 03/15/2049	345	287
4.400%, 02/01/2047	175	141
Rexford Industrial Realty Inc
2.150%, 09/01/2031	280	220
Simon Property Group LP
6.750%, 02/01/2040	634	690
5.850%, 03/08/2053	712	705
4.250%, 11/30/2046	50	39
3.250%, 09/13/2049	135	89
Spirit Realty
3.200%, 02/15/2031	595	488
Sun Communities Operating
5.700%, 01/15/2033	135	131
4.200%, 04/15/2032	445	388
2.700%, 07/15/2031	55	44
Ventas Realty
5.700%, 09/30/2043	700	658
VICI Properties
5.750%, 02/01/2027 (A)	35	35
5.625%, 05/15/2052	1,035	912
Welltower
4.950%, 09/01/2048	229	203
Welltower OP LLC
5.125%, 03/15/2043	999	858
Weyerhaeuser
4.000%, 03/09/2052	440	344

		10,255

Telecommunication Services — 0.1%
COX Communications
4.500%, 06/30/2043 (A)	382	310
Rogers Communications
4.550%, 03/15/2052 (A)	402	319

		629

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Utilities — 10.0%
AEP Transmission LLC
3.800%, 06/15/2049	$260	$207
3.650%, 04/01/2050	600	461
AES
2.450%, 01/15/2031	135	108
Alabama Power
4.300%, 07/15/2048	475	398
4.150%, 08/15/2044	395	329
3.700%, 12/01/2047	861	660
American Water Capital
4.150%, 06/01/2049	100	83
3.450%, 05/01/2050	730	539
Appalachian Power
4.450%, 06/01/2045	650	540
Arizona Public Service
3.350%, 05/15/2050	845	574
Baltimore Gas and Electric
5.200%, 06/15/2033	773	762
2.900%, 06/15/2050	270	180
Berkshire Hathaway Energy
6.125%, 04/01/2036	2,361	2,553
Black Hills
4.200%, 09/15/2046	500	388
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	355	271
CenterPoint Energy Houston Electric LLC
5.300%, 04/01/2053	330	335
3.600%, 03/01/2052	135	104
Cleco Power
6.000%, 12/01/2040	310	305
CMS Energy
4.875%, 03/01/2044	677	616
Commonwealth Edison
4.350%, 11/15/2045	775	672
3.850%, 03/15/2052	140	111
3.700%, 03/01/2045	600	470
3.200%, 11/15/2049	270	191
Connecticut Light & Power
4.000%, 04/01/2048	285	237
Consolidated Edison of New York
6.750%, 04/01/2038	275	312
6.300%, 08/15/2037	865	939
6.150%, 11/15/2052	170	182
3.850%, 06/15/2046	500	388
3.700%, 11/15/2059	600	431
Constellation Energy Generation LLC
5.750%, 10/01/2041	299	285
5.600%, 06/15/2042	510	493
Consumers Energy
3.100%, 08/15/2050	250	176

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Dominion Energy
5.250%, 08/01/2033	$1,230	$1,209
4.900%, 08/01/2041	1,125	997
4.850%, 08/15/2052	95	83
3.300%, 04/15/2041	365	269
DTE Electric
5.400%, 04/01/2053	45	46
4.050%, 05/15/2048	340	282
Duke Energy
5.000%, 08/15/2052	598	534
Duke Energy Carolinas LLC
6.100%, 06/01/2037	1,120	1,184
6.000%, 01/15/2038	614	654
5.350%, 01/15/2053	127	127
5.300%, 02/15/2040	700	706
4.250%, 12/15/2041	850	738
3.550%, 03/15/2052	120	91
Duke Energy Florida LLC
6.350%, 09/15/2037	270	298
Duke Energy Indiana LLC
6.350%, 08/15/2038	165	184
4.900%, 07/15/2043	425	401
Duke Energy Progress LLC
4.375%, 03/30/2044	1,560	1,358
Electricite de France
6.900%, 05/23/2053 (A)	375	385
6.000%, 01/22/2114 (A)	143	127
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,027
Entergy
3.750%, 06/15/2050	114	83
Entergy Louisiana LLC
4.750%, 09/15/2052	100	91
4.200%, 04/01/2050	470	389
Entergy Texas
5.000%, 09/15/2052	135	126
3.550%, 09/30/2049	275	202
Essential Utilities
5.300%, 05/01/2052	370	347
4.276%, 05/01/2049	195	157
Exelon
4.950%, 06/15/2035	955	922
Exelon Generation LLC
6.250%, 10/01/2039	668	693
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (A)	175	163
4.550%, 04/01/2049 (A)	100	82
Florida Power & Light
5.960%, 04/01/2039	720	774
5.690%, 03/01/2040	656	696
5.400%, 09/01/2035	2,315	2,366

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Indiana Michigan Power
5.625%, 04/01/2053	$335	$342
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	721	739
Interstate Power and Light
3.100%, 11/30/2051	430	284
Jersey Central Power & Light
6.400%, 05/15/2036	1,225	1,268
KeySpan Gas East
5.819%, 04/01/2041 (A)	710	688
MidAmerican Energy
4.800%, 09/15/2043	325	305
MidAmerican Energy MTN
5.800%, 10/15/2036	265	284
Narragansett Electric
4.170%, 12/10/2042 (A)	1,320	1,050
New England Power
5.936%, 11/25/2052 (A)	260	274
NextEra Energy Capital Holdings
5.250%, 02/28/2053	240	227
Niagara Mohawk Power
5.783%, 09/16/2052 (A)	265	265
3.025%, 06/27/2050 (A)	300	194
Northern States Power
5.350%, 11/01/2039	935	949
5.100%, 05/15/2053	545	533
3.600%, 09/15/2047	200	157
3.400%, 08/15/2042	290	228
3.200%, 04/01/2052	100	72
NSTAR Electric
4.550%, 06/01/2052	303	272
4.400%, 03/01/2044	405	361
Oglethorpe Power
5.250%, 09/01/2050	601	557
5.050%, 10/01/2048	570	502
4.500%, 04/01/2047	255	210
Oklahoma Gas and Electric
5.600%, 04/01/2053	245	246
Oncor Electric Delivery LLC
5.350%, 10/01/2052	370	376
5.300%, 06/01/2042	225	230
5.250%, 09/30/2040	425	421
4.950%, 09/15/2052 (A)	270	258
2.700%, 11/15/2051	250	162
Pacific Gas and Electric
6.750%, 01/15/2053	498	488
6.700%, 04/01/2053	165	161
5.250%, 03/01/2052	450	363
4.950%, 07/01/2050	145	113
4.500%, 07/01/2040	395	306
4.200%, 06/01/2041	190	141
3.500%, 08/01/2050	100	62

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.300%, 08/01/2040	$135	$91
2.500%, 02/01/2031	210	166
PacifiCorp
6.000%, 01/15/2039	567	592
PECO Energy
4.375%, 08/15/2052	155	136
3.900%, 03/01/2048	600	493
Piedmont Natural Gas
4.650%, 08/01/2043	330	290
PPL Electric Utilities
4.150%, 06/15/2048	320	277
4.125%, 06/15/2044	570	482
Public Service Electric and Gas MTN
4.050%, 05/01/2048	245	208
Public Service of Colorado
6.250%, 09/01/2037	420	460
5.250%, 04/01/2053	175	173
4.500%, 06/01/2052	100	88
4.100%, 06/15/2048	280	233
4.050%, 09/15/2049	93	76
Puget Sound Energy
4.223%, 06/15/2048	680	572
2.893%, 09/15/2051	190	125
San Diego Gas & Electric
3.320%, 04/15/2050	70	50
Sempra Energy
6.000%, 10/15/2039	865	882
3.800%, 02/01/2038	240	200
Southern California Edison
6.050%, 03/15/2039	370	384
3.900%, 03/15/2043	245	194
3.650%, 02/01/2050	80	59
Southern California Gas
6.350%, 11/15/2052	305	337
5.750%, 06/01/2053	265	268
3.750%, 09/15/2042	380	301
Southern Gas Capital
5.875%, 03/15/2041	1,008	1,028
4.400%, 06/01/2043	545	450
Southwestern Electric Power
6.200%, 03/15/2040	990	1,019
Southwestern Public Service
4.400%, 11/15/2048	385	326
Tampa Electric
4.300%, 06/15/2048	630	524
Tucson Electric Power
3.250%, 05/01/2051	760	512
Virginia Electric and Power
5.450%, 04/01/2053	300	294
4.600%, 12/01/2048	400	351
4.450%, 02/15/2044	750	642

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wisconsin Public Service
3.300%, 09/01/2049	$175	$124
2.850%, 12/01/2051	500	331
Xcel Energy
4.800%, 09/15/2041	50	45

		58,962

Total Corporate Obligations
(Cost $436,824) ($ Thousands)		380,462

U.S. TREASURY OBLIGATIONS — 27.9%
U.S. Treasury Bills
5.273%, 11/02/2023 (D)	4,275	4,180
5.088%, 10/26/2023 (D)	435	426
4.864%, 10/05/2023 (D)	1,140	1,119
4.721%, 07/20/2023 (D)	335	333
U.S. Treasury Bonds
4.124%, 05/15/2050 (D)	8,020	2,849
4.000%, 11/15/2052	625	643
3.875%, 05/15/2043	9,408	9,237
3.750%, 08/15/2041	1,095	1,066
3.750%, 11/15/2043	1,240	1,194
3.625%, 08/15/2043	1,452	1,374
3.625%, 02/15/2044	2,011	1,897
3.625%, 02/15/2053	7,625	7,324
3.625%, 05/15/2053	4,890	4,705
3.545%, 11/15/2047 (D)	3,705	1,408
3.436%, 08/15/2043 (D)	9,912	4,414
3.375%, 08/15/2042	13,223	12,082
3.125%, 11/15/2041	1,730	1,535
3.125%, 02/15/2043	2,070	1,816
3.125%, 08/15/2044	2,870	2,496
3.000%, 05/15/2042	990	857
3.000%, 11/15/2044 (E)	8,230	6,998
3.000%, 05/15/2047	2,415	2,041
3.000%, 08/15/2052	12,182	10,353
2.875%, 11/15/2046	2,605	2,154
2.875%, 05/15/2052	13,040	10,798
2.750%, 08/15/2042	1,120	929
2.750%, 11/15/2047	800	645
2.375%, 02/15/2042	8,565	6,699
2.375%, 11/15/2049	915	683
2.375%, 05/15/2051	3,250	2,415
2.250%, 02/15/2052	12,360	8,915
2.242%, 08/15/2045 (D)	5,085	2,074
2.000%, 11/15/2041	38,785	28,501
2.000%, 08/15/2051	7,368	5,011
1.875%, 11/15/2051	4,520	2,974
1.750%, 08/15/2041	9,790	6,905
1.375%, 11/15/2040	585	392

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.375%, 08/15/2050	$5,270	$3,053
1.125%, 08/15/2040	1,085	699
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2049	715	613
0.125%, 02/15/2052	591	390
U.S. Treasury Notes
3.375%, 05/15/2033	945	925

Total U.S. Treasury Obligations
(Cost $180,196) ($ Thousands)		165,122

MUNICIPAL BONDS — 3.3%
California — 1.7%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	600	704
California State, Build America Project, GO
7.500%, 04/01/2034	1,385	1,700
7.350%, 11/01/2039	1,075	1,304
California State, Health Facilities Financing Authority, RB
3.000%, 08/15/2051	125	93
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	590	736
Los Angeles, Department of Airports, RB
6.582%, 05/15/2039	250	279
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,360	1,549
Regents of the University of California Medical Center, Ser N, RB
3.256%, 05/15/2060	790	543
Riverside County, Pension Obligation, RB
3.818%, 02/15/2038	345	313
San Francisco, Public Utilities Commission, Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	1,235	1,345
University of California Regents, Build America Project, Ser H, RB
6.548%, 05/15/2048	605	704
University of California, Ser AD, RB
4.858%, 05/15/2112	635	567
University of California, Ser AP, RB
3.931%, 05/15/2045	475	426

		10,263

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
6.637%, 04/01/2057	$597	$650

Illinois — 0.2%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	1,005	1,095

Massachusetts — 0.1%
Massachusetts State, School Building Authority, Sub-Ser B, RB
3.395%, 10/15/2040	240	199

Michigan — 0.0%
Michigan State University, Ser A, RB
4.165%, 08/15/2122	165	130

Missouri — 0.1%
Missouri State, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	600	682

New Jersey — 0.0%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	60	75

New York — 0.6%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	350	317
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Build America Project, RB
5.572%, 11/01/2038	840	883
5.508%, 08/01/2037	250	262
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	1,215	1,002
New York State, Urban Development, Build America Project, RB
5.770%, 03/15/2039	1,100	1,151

		3,615

Texas — 0.5%
Grand Parkway, Transportation Corp, Ser E, RB
5.184%, 10/01/2042	530	544
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	490	606

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
North Texas, Tollway Authority, RB
3.029%, 01/01/2040	$735	$590
Texas State, Private Activity Bond Surface Transportation, RB
3.922%, 12/31/2049	355	289
University of Texas, Build America Bonds, RB
5.262%, 07/01/2039	575	591

		2,620

Total Municipal Bonds
(Cost $20,714) ($ Thousands)		19,329

MORTGAGE-BACKED SECURITIES — 1.0%
Agency Mortgage-Backed Obligations — 1.0%
FHLMC REMIC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	45	45
FHLMC REMIC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	28	28
FHLMC REMIC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	3,094	2,961
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/2034	786	809
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/2034	502	496
FNMA REMIC CMO, Ser 2007-68, Cl SC, IO
1.562%, 07/25/2037(C)	11	1
GNMA ARM
2.875%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.500%, 06/20/2032(C)	21	20
GNMA CMO, Ser 2009-8, Cl PS, IO
1.195%, 08/16/2038(C)	9	–
GNMA CMO, Ser 2010-4, Cl NS, IO
1.285%, 01/16/2040(C)	38	3
GNMA CMO, Ser 2011-70, Cl BO, PO
0.000%, 05/20/2041(B)	1,530	1,221

		5,584
Non-Agency Mortgage-Backed Obligations — 0.0%
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
5.552%, ICE LIBOR USD 1 Month + 0.420%, 03/19/2045(C)	21	20
Harborview Mortgage Loan Trust, Ser 2004-8, Cl 2A4A
5.932%, ICE LIBOR USD 1 Month + 0.800%, 11/19/2034(C)	47	44

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, Cl A1
5.918%, ICE LIBOR USD 1 Month + 0.780%, 12/25/2034(C)	$46	$36
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
5.998%, ICE LIBOR USD 1 Month + 0.860%, 09/25/2034(C)	9	7
RAMP Trust, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	6	5
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.523%, 12/25/2034(C)	13	11
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
5.798%, ICE LIBOR USD 1 Month + 0.660%, 01/25/2045(C)	24	24

		147
Total Mortgage-Backed Securities
(Cost $4,508) ($ Thousands)		5,731

SOVEREIGN DEBT — 0.8%

Chile Government International Bond
4.340%, 03/07/2042	235	207
Indonesia Government International Bond
5.450%, 09/20/2052	95	96
4.650%, 09/20/2032	165	163
4.350%, 01/11/2048	40	35
3.700%, 10/30/2049	35	28
Israel Government International Bond
3.375%, 01/15/2050	755	554
Mexico Government International Bond
6.350%, 02/09/2035	125	132
6.338%, 05/04/2053	730	732
5.750%, 10/12/2110	229	199
5.000%, 04/27/2051	1,085	923
4.280%, 08/14/2041	219	178
Minera Mexico
4.500%, 01/26/2050(A)	250	189
Panama Government International Bond
4.500%, 04/01/2056	38	28
3.870%, 07/23/2060	235	152

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Perusahaan Penerbit SBSN Indonesia III
3.550%, 06/09/2051(A)	$115	$87
Philippine Government International Bond
5.950%, 10/13/2047	90	98
5.609%, 04/13/2033	100	107
3.200%, 07/06/2046	470	348
2.950%, 05/05/2045	125	89
Poland Government International Bond
5.500%, 04/04/2053	295	296
Uruguay Government International Bond
5.100%, 06/18/2050	230	226

Total Sovereign Debt
(Cost $5,605) ($ Thousands)		4,867

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Tennessee Valley Authority
5.250%, 09/15/2039	2,615	2,770
Tennessee Valley Authority, PO
0.000%, 01/15/2038(B)	3,700	1,893

Total U.S. Government Agency Obligations
(Cost $4,958) ($ Thousands)		4,663

	Shares
CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Institutional Class
4.769%**†	4,760,632	4,761

Total Cash Equivalent
(Cost $4,761) ($ Thousands)		4,761

Total Investments in Securities — 98.8%
(Cost $657,566) ($ Thousands)		$584,935

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	128	Sep-2023	$26,412	$26,346	$(66)
U.S. 5-Year Treasury Note	296	Sep-2023	32,313	32,287	(26)
U.S. 10-Year Treasury Note	6	Sep-2023	686	687	1
U.S. Ultra Long Treasury Bond	297	Sep-2023	40,078	40,652	574
			99,489	99,972	483
Short Contracts
U.S. 5-Year Treasury Note	(14)	Sep-2023	$(1,530)	$(1,527)	$3
U.S. Long Treasury Bond	(110)	Sep-2023	(14,039)	(14,118)	(79)
Ultra 10-Year U.S. Treasury Note	(194)	Sep-2023	(23,218)	(23,368)	(150)
			(38,787)	(39,013)	(226)
			$60,702	$60,959	$257

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2023, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
3.00%	SECURED ON FINANCING RATE	Annually	09/20/2053	USD	886	$20	$–	$20
3.00%	SECURED ON FINANCING RATE	Annually	09/20/2053	USD	934	21	–	21
						$41	$–	$41

Percentages are based on Net Assets of $592,257 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $36,562 ($ Thousands), representing 6.2% of the Net Assets of the Fund.

(B)	Zero coupon security.
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Interest rate represents the security's effective yield at the time of purchase.
(E)	Security, or a portion thereof, has been pledged as collateral on open future agreements. The total market value of such securities as of May 31, 2023 was $668 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	380,462	–	380,462
U.S. Treasury Obligations	–	165,122	–	165,122
Municipal Bonds	–	19,329	–	19,329
Mortgage-Backed Securities	–	5,731	–	5,731
Sovereign Debt	–	4,867	–	4,867
U.S. Government Agency Obligations	–	4,663	–	4,663
Cash Equivalent	4,761	–	–	4,761
Total Investments in Securities	4,761	580,174	–	584,935

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	578	–	–	578
Unrealized Depreciation	(321)	–	–	(321)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	41	–	41
Total Other Financial Instruments	257	41	–	298

*	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust

The following is a summary of the Fund's transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$4,469	$329,840	($329,548)	$—	$—	$4,761	$210	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 83.6%
Communication Services — 6.3%
Activision Blizzard
2.500%, 09/15/2050	$4,255	$2,686
Alphabet
2.250%, 08/15/2060	4,358	2,600
1.900%, 08/15/2040	970	662
America Movil
6.125%, 03/30/2040	3,300	3,512
AT&T
5.400%, 02/15/2034	695	696
4.300%, 12/15/2042	500	421
3.500%, 09/15/2053	6,337	4,399
Charter Communications Operating LLC / Charter Communications Operating Capital
6.834%, 10/23/2055	580	537
6.484%, 10/23/2045	1,875	1,697
5.250%, 04/01/2053	200	156
4.800%, 03/01/2050	1,480	1,083
3.500%, 03/01/2042	194	127
Comcast
6.500%, 11/15/2035	420	468
5.650%, 06/15/2035	3,595	3,770
5.500%, 05/15/2064	1,090	1,081
5.350%, 05/15/2053	1,095	1,090
4.600%, 08/15/2045	1,150	1,033
4.250%, 01/15/2033	4,000	3,826
4.200%, 08/15/2034	3,370	3,169
4.049%, 11/01/2052	6,068	4,969
4.000%, 03/01/2048	4,465	3,698
3.969%, 11/01/2047	4,605	3,771
3.900%, 03/01/2038	5,005	4,362
3.400%, 07/15/2046	6,725	5,040

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.250%, 11/01/2039	$260	$204
2.987%, 11/01/2063	31,324	19,416
2.937%, 11/01/2056	35,300	22,616
2.887%, 11/01/2051	11,883	7,825
2.800%, 01/15/2051	2,020	1,321
Cox Communications
4.700%, 12/15/2042 (A)	294	245
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	2,585	2,474
Meta Platforms
5.750%, 05/15/2063	2,115	2,105
5.600%, 05/15/2053	6,040	6,036
4.650%, 08/15/2062	2,715	2,310
4.450%, 08/15/2052	8,374	7,085
NBCUniversal Media LLC
4.450%, 01/15/2043	1,182	1,054
NTT Finance
1.591%, 04/03/2028 (A)	2,360	2,048
Paramount Global
5.900%, 10/15/2040	40	34
5.850%, 09/01/2043	845	702
4.850%, 12/15/2034	300	254
4.375%, 03/15/2043	1,644	1,140
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	1,550	1,160
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
5.152%, 03/20/2028 (A)	265	263
Tencent Holdings MTN
3.840%, 04/22/2051 (A)	885	654
Time Warner Cable Enterprises LLC
8.375%, 07/15/2033	1,709	1,896
Time Warner Cable LLC
7.300%, 07/01/2038	1,056	1,079
5.500%, 09/01/2041	650	537
4.500%, 09/15/2042	500	370
T-Mobile USA
5.800%, 09/15/2062	450	450
4.500%, 04/15/2050	340	290
3.400%, 10/15/2052	595	417
3.300%, 02/15/2051	500	346
3.000%, 02/15/2041	1,125	812
TWDC Enterprises 18
4.125%, 12/01/2041	1,540	1,330
TWDC Enterprises 18 MTN
4.125%, 06/01/2044	1,854	1,604
Verizon Communications
5.250%, 03/16/2037	840	831
3.875%, 03/01/2052	2,584	1,988
3.700%, 03/22/2061	2,100	1,497
3.550%, 03/22/2051	510	371
3.400%, 03/22/2041	1,755	1,340

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.650%, 11/20/2040	$1,450	$995
Vodafone Group PLC
5.625%, 02/10/2053	400	382
4.875%, 06/19/2049	538	463
4.250%, 09/17/2050	532	419
Walt Disney
6.650%, 11/15/2037	990	1,133
6.400%, 12/15/2035	2,043	2,290
4.625%, 03/23/2040	1,305	1,237
3.600%, 01/13/2051	13,946	10,768
3.500%, 05/13/2040	6,620	5,436
2.750%, 09/01/2049	22,036	14,661
Warnermedia Holdings
5.391%, 03/15/2062	7,559	5,880
5.141%, 03/15/2052	2,535	1,978

		194,599

Consumer Discretionary — 4.5%
7-Eleven
2.500%, 02/10/2041 (A)	870	580
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	1,200	956
Amazon.com
4.050%, 08/22/2047	8,855	7,860
3.950%, 04/13/2052	7,021	6,009
3.875%, 08/22/2037	3,854	3,532
3.250%, 05/12/2061	12,556	8,918
3.100%, 05/12/2051	6,409	4,688
2.875%, 05/12/2041	3,695	2,817
2.700%, 06/03/2060	7,250	4,599
2.500%, 06/03/2050	11,198	7,281
Aptiv
4.150%, 05/01/2052	1,250	919
BMW US Capital LLC
4.150%, 04/09/2030 (A)	1,030	995
2.550%, 04/01/2031 (A)	1,615	1,387
Boston University
4.061%, 10/01/2048	1,800	1,576
California Institute of Technology
4.321%, 08/01/2045	650	600
Emory University
2.969%, 09/01/2050	1,660	1,183
Georgetown University
5.215%, 10/01/2118	1,921	1,761
4.315%, 04/01/2049	1,755	1,540
2.943%, 04/01/2050	540	365
Home Depot
5.950%, 04/01/2041	2,700	2,953
4.950%, 09/15/2052	5,010	4,860
4.500%, 12/06/2048	3,795	3,478
4.400%, 03/15/2045	6,980	6,270
4.250%, 04/01/2046	8,912	7,817

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.200%, 04/01/2043	$1,835	$1,614
3.900%, 06/15/2047	12,343	10,314
3.625%, 04/15/2052	500	389
3.350%, 04/15/2050	3,235	2,414
3.300%, 04/15/2040	1,465	1,175
3.125%, 12/15/2049	1,390	994
2.750%, 09/15/2051	3,505	2,306
2.375%, 03/15/2051	5,589	3,416
Johns Hopkins University
4.083%, 07/01/2053	2,000	1,746
2.813%, 01/01/2060	490	326
Lowe's
5.750%, 07/01/2053	68	67
5.625%, 04/15/2053	385	376
4.250%, 04/01/2052	550	440
3.700%, 04/15/2046	2,116	1,595
Massachusetts Institute of Technology
5.600%, 07/01/2111	2,745	3,023
3.067%, 04/01/2052	2,540	1,885
2.294%, 07/01/2051	21	13
McDonald's MTN
3.625%, 09/01/2049	400	308
NIKE
3.625%, 05/01/2043	1,300	1,080
3.250%, 03/27/2040	3,360	2,744
Northwestern University
3.688%, 12/01/2038	2,070	1,858
Pomona College
2.888%, 01/01/2051	1,240	851
President & Fellows of Harvard College
3.745%, 11/15/2052	4,252	3,622
3.619%, 10/01/2037	400	350
2.517%, 10/15/2050	1,415	955
Princeton University
5.700%, 03/01/2039	1,159	1,278
Starbucks
3.350%, 03/12/2050	1,205	871
Toyota Motor Credit MTN
4.700%, 01/12/2033	1,510	1,511
Trustees of Boston College
3.042%, 07/01/2057	1,230	791
Trustees of Tufts College
3.099%, 08/15/2051	2,667	1,806
University of Chicago
4.411%, 10/01/2044	715	638
2.761%, 04/01/2045	2,520	1,956
University of Southern California
3.841%, 10/01/2047	1,325	1,140
3.028%, 10/01/2039	2,300	1,885
2.805%, 10/01/2050	925	634

		139,315

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumer Staples — 4.9%
Altria Group
10.200%, 02/06/2039	$2,501	$3,471
9.950%, 11/10/2038	1,555	2,077
4.500%, 05/02/2043	100	78
4.250%, 08/09/2042	575	444
3.875%, 09/16/2046	640	444
3.400%, 02/04/2041	433	297
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	16,781	15,937
4.700%, 02/01/2036	9,450	9,257
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	1,445	1,882
8.000%, 11/15/2039	2,786	3,544
5.550%, 01/23/2049	6,460	6,755
4.600%, 04/15/2048	4,854	4,461
BAT Capital
4.758%, 09/06/2049	1,046	775
4.390%, 08/15/2037	1,095	866
3.734%, 09/25/2040	110	77
Cargill
4.375%, 04/22/2052 (A)	2,475	2,156
Church & Dwight
5.000%, 06/15/2052	1,220	1,176
Coca-Cola
2.500%, 06/01/2040	440	330
2.500%, 03/15/2051	3,460	2,322
Constellation Brands
3.750%, 05/01/2050	1,150	881
CSL Finance PLC
4.950%, 04/27/2062 (A)	1,180	1,081
4.750%, 04/27/2052 (A)	2,849	2,604
4.625%, 04/27/2042 (A)	320	295
Dollar General
5.500%, 11/01/2052	640	624
Dollar Tree
3.375%, 12/01/2051	855	576
Estee Lauder
3.125%, 12/01/2049	2,535	1,844
Ford Foundation
2.815%, 06/01/2070	870	521
Haleon US Capital LLC
4.000%, 03/24/2052	670	544
Hormel Foods
3.050%, 06/03/2051	1,305	914
JBS USA LUX / JBS USA Food / JBS USA Finance
6.500%, 12/01/2052 (A)	6,340	5,735
5.750%, 04/01/2033 (A)	7,445	6,943
4.375%, 02/02/2052 (A)	1,250	836

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kenvue
5.200%, 03/22/2063 (A)	$790	$793
5.100%, 03/22/2043 (A)	3,020	3,040
5.050%, 03/22/2053 (A)	4,845	4,877
Kimberly-Clark
5.300%, 03/01/2041	1,315	1,358
3.900%, 05/04/2047	2,275	1,934
Kraft Heinz Foods
7.125%, 08/01/2039 (A)	1,160	1,289
5.000%, 06/04/2042	300	280
Kroger
5.400%, 01/15/2049	1,371	1,327
Mars
4.750%, 04/20/2033 (A)	4,600	4,567
3.950%, 04/01/2049 (A)	1,780	1,476
Nestle Holdings
3.900%, 09/24/2038 (A)	2,685	2,446
PepsiCo
4.650%, 02/15/2053	1,689	1,680
4.200%, 07/18/2052	1,835	1,693
3.450%, 10/06/2046	6,625	5,424
Philip Morris International
5.750%, 11/17/2032	3,350	3,434
4.875%, 11/15/2043	2,830	2,486
4.500%, 03/20/2042	6,605	5,615
4.125%, 03/04/2043	806	639
3.875%, 08/21/2042	985	761
Reynolds American
8.125%, 05/01/2040	2,390	2,575
5.850%, 08/15/2045	895	782
Target
4.800%, 01/15/2053	4,155	3,910
2.950%, 01/15/2052	3,550	2,467
Walmart
4.500%, 09/09/2052	3,639	3,484
4.500%, 04/15/2053	6,579	6,305
2.650%, 09/22/2051	6,825	4,771
2.500%, 09/22/2041	3,761	2,759

		151,919

Energy — 4.6%
Aker BP
3.100%, 07/15/2031 (A)	475	395
BG Energy Capital
5.125%, 10/15/2041 (A)	2,255	2,114
BP Capital Markets America
4.893%, 09/11/2033	4,875	4,843
4.812%, 02/13/2033	765	756
3.379%, 02/08/2061	12,956	9,020
3.060%, 06/17/2041	2,045	1,519
3.001%, 03/17/2052	1,055	710
3.000%, 02/24/2050	3,177	2,163

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.939%, 06/04/2051	$7,345	$4,907
2.772%, 11/10/2050	4,027	2,621
Chevron USA
2.343%, 08/12/2050	1,685	1,059
ConocoPhillips
4.300%, 11/15/2044	3,755	3,284
4.025%, 03/15/2062	12,374	9,854
3.800%, 03/15/2052	2,050	1,632
Devon Energy
7.875%, 09/30/2031	815	928
Diamondback Energy
4.400%, 03/24/2051	500	388
4.250%, 03/15/2052	2,365	1,787
Energy Transfer
6.250%, 04/15/2049	730	695
6.050%, 06/01/2041	2,225	2,132
5.400%, 10/01/2047	2,202	1,893
5.300%, 04/15/2047	180	152
5.150%, 03/15/2045	651	546
5.000%, 05/15/2050	250	205
Eni SpA
5.700%, 10/01/2040 (A)	2,285	2,056
Enterprise Products Operating LLC
5.950%, 02/01/2041	602	618
EOG Resources
4.950%, 04/15/2050	1,600	1,552
Equinor
5.100%, 08/17/2040	1,415	1,401
4.800%, 11/08/2043	899	857
3.700%, 04/06/2050	3,260	2,627
3.625%, 04/06/2040	2,615	2,188
3.250%, 11/18/2049	1,029	761
Exxon Mobil
4.327%, 03/19/2050	3,148	2,814
4.227%, 03/19/2040	3,710	3,396
4.114%, 03/01/2046	1,030	894
3.567%, 03/06/2045	4,100	3,309
3.452%, 04/15/2051	13,677	10,495
3.095%, 08/16/2049	760	551
Hess
6.000%, 01/15/2040	3,100	3,057
5.600%, 02/15/2041	2,555	2,407
Marathon Petroleum
5.000%, 09/15/2054	530	428
Northern Natural Gas
4.300%, 01/15/2049 (A)	1,530	1,239
Occidental Petroleum
4.300%, 08/15/2039	462	363
Petroleos Mexicanos
7.690%, 01/23/2050	1,120	726
Shell International Finance BV
6.375%, 12/15/2038	3,326	3,712

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.550%, 08/12/2043	$1,850	$1,692
4.375%, 05/11/2045	10,695	9,473
4.000%, 05/10/2046	4,473	3,748
3.750%, 09/12/2046	6,374	5,114
3.625%, 08/21/2042	2,195	1,794
3.000%, 11/26/2051	3,147	2,177
Suncor Energy
5.950%, 12/01/2034	3,080	3,110
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,020	2,319
TotalEnergies Capital International
3.386%, 06/29/2060	455	327
3.127%, 05/29/2050	10,220	7,272
2.986%, 06/29/2041	1,370	1,035
TransCanada PipeLines
7.250%, 08/15/2038	1,765	1,973
4.625%, 03/01/2034	1,965	1,812
Williams
5.400%, 03/04/2044	1,000	915
5.300%, 08/15/2052	250	226

		142,041

Financials — 20.2%
AIA Group MTN
4.875%, 03/11/2044 (A)	3,372	3,187
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	4,235	4,564
Alleghany
4.900%, 09/15/2044	1,380	1,286
Allstate
4.500%, 06/15/2043	528	457
American Express
4.989%, U.S. SOFR + 2.255%, 05/26/2033 (B)	1,410	1,365
American International Group
4.800%, 07/10/2045	200	176
4.375%, 06/30/2050	125	103
Aon
3.900%, 02/28/2052	1,885	1,454
Apollo Management Holdings
4.872%, 02/15/2029 (A)	2,245	2,162
Arthur J Gallagher
5.750%, 03/02/2053	980	976
3.500%, 05/20/2051	1,275	890
Athene Holding
6.650%, 02/01/2033	1,275	1,283
3.450%, 05/15/2052	810	488
Bank of America
7.750%, 05/14/2038	3,920	4,660
6.000%, 10/15/2036	3,750	4,007
4.571%, U.S. SOFR + 1.830%, 04/27/2033 (B)	2,870	2,696

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.483%, U.S. SOFR + 1.650%, 03/13/2052 (B)	$724	$527
3.311%, U.S. SOFR + 1.580%, 04/22/2042 (B)	11,714	8,780
2.651%, U.S. SOFR + 1.220%, 03/11/2032 (B)	5,405	4,470
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (B)	3,785	3,073
2.299%, U.S. SOFR + 1.220%, 07/21/2032 (B)	1,075	857
Bank of America MTN
5.875%, 02/07/2042	6,600	6,944
4.330%, TSFR3M + 1.782%, 03/15/2050 (B)	5,282	4,446
4.083%, TSFR3M + 3.412%, 03/20/2051 (B)	8,780	7,066
4.078%, TSFR3M + 1.582%, 04/23/2040 (B)	4,765	4,019
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (B)	940	784
2.676%, U.S. SOFR + 1.930%, 06/19/2041 (B)	35,639	24,464
Bank of New York Mellon MTN
5.834%, SOFRINDX + 2.074%, 10/25/2033 (B)	1,560	1,640
Barclays PLC
3.330%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 11/24/2042 (B)	805	563
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,750	1,651
4.300%, 05/15/2043	1,535	1,396
4.250%, 01/15/2049	1,710	1,540
4.200%, 08/15/2048	1,575	1,408
3.850%, 03/15/2052	8,985	7,330
2.850%, 10/15/2050	5,101	3,515
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,313	1,274
5.000%, 06/15/2044 (A)	2,050	1,756
2.000%, 01/30/2032 (A)	990	743
Brown & Brown
4.950%, 03/17/2052	1,100	929
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	3,818	3,372
Charles Schwab
5.853%, U.S. SOFR + 2.500%, 05/19/2034 (B)	965	978
Chubb INA Holdings
6.700%, 05/15/2036	4,870	5,520
4.350%, 11/03/2045	2,990	2,669
3.050%, 12/15/2061	3,090	2,037
2.850%, 12/15/2051	795	541

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cincinnati Financial
6.125%, 11/01/2034	$3,553	$3,804
Citigroup
8.125%, 07/15/2039	4,230	5,373
6.174%, U.S. SOFR + 2.661%, 05/25/2034 (B)	705	715
6.125%, 08/25/2036	690	705
5.316%, U.S. SOFR + 4.548%, 03/26/2041 (B)	5,920	5,736
4.650%, 07/30/2045	1,539	1,363
4.650%, 07/23/2048	1,470	1,306
4.281%, TSFR3M + 2.101%, 04/24/2048 (B)	4,650	3,925
3.878%, TSFR3M + 1.430%, 01/24/2039 (B)	3,630	3,045
3.785%, U.S. SOFR + 1.939%, 03/17/2033 (B)	4,735	4,204
2.904%, U.S. SOFR + 1.379%, 11/03/2042 (B)	5,370	3,773
Citigroup Capital III
7.625%, 12/01/2036	890	928
CME Group
4.150%, 06/15/2048	1,634	1,473
Commonwealth Bank of Australia
4.316%, 01/10/2048 (A)	2,536	1,901
Credit Suisse Group
9.016%, U.S. SOFR + 5.020%, 11/15/2033 (A)(B)	2,835	3,363
6.537%, U.S. SOFR + 3.920%, 08/12/2033 (A)(B)	895	913
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (A)(B)	1,715	1,379
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	827
Farmers Exchange Capital II
6.151%, ICE LIBOR USD 3 Month + 3.744%, 11/01/2053 (A)(B)	2,890	2,807
Fidelity National Information Services
5.625%, 07/15/2052	1,150	1,084
Fifth Third Bancorp
8.250%, 03/01/2038	1,790	2,018
Fiserv
4.400%, 07/01/2049	750	620
Global Payments
5.950%, 08/15/2052	1,255	1,170
Goldman Sachs Capital I
6.345%, 02/15/2034	3,940	4,006
Goldman Sachs Group
6.750%, 10/01/2037	1,463	1,561
6.450%, 05/01/2036	1,115	1,169
6.250%, 02/01/2041	5,694	6,083
4.411%, TSFR3M + 1.692%, 04/23/2039 (B)	13,260	11,619

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.017%, TSFR3M + 1.635%, 10/31/2038 (B)	$7,105	$5,990
3.436%, U.S. SOFR + 1.632%, 02/24/2043 (B)	1,550	1,160
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (B)	3,341	2,446
3.102%, U.S. SOFR + 1.410%, 02/24/2033 (B)	2,285	1,938
2.908%, U.S. SOFR + 1.472%, 07/21/2042 (B)	2,700	1,876
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (B)	1,840	1,482
1.992%, U.S. SOFR + 1.090%, 01/27/2032 (B)	2,605	2,058
Goldman Sachs Group MTN
4.800%, 07/08/2044	6,013	5,433
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	2,450	2,150
HSBC Bank USA
7.000%, 01/15/2039	7,187	7,869
HSBC Holdings PLC
6.800%, 06/01/2038	3,469	3,551
6.500%, 09/15/2037	4,875	5,084
6.332%, U.S. SOFR + 2.650%, 03/09/2044 (B)	2,195	2,273
2.804%, U.S. SOFR + 1.187%, 05/24/2032 (B)	1,260	1,022
Intercontinental Exchange
4.950%, 06/15/2052	3,803	3,605
4.250%, 09/21/2048	697	592
3.000%, 06/15/2050	2,175	1,491
2.650%, 09/15/2040	125	89
Jackson Financial
4.000%, 11/23/2051	495	324
JPMorgan Chase
8.750%, 09/01/2030	1,005	1,196
6.400%, 05/15/2038	6,679	7,462
5.717%, U.S. SOFR + 2.580%, 09/14/2033 (B)	8,212	8,310
5.600%, 07/15/2041	6,115	6,308
5.500%, 10/15/2040	3,052	3,082
5.400%, 01/06/2042	4,499	4,514
4.032%, TSFR3M + 1.722%, 07/24/2048 (B)	1,325	1,083
3.964%, TSFR3M + 1.642%, 11/15/2048 (B)	10,215	8,261
3.897%, TSFR3M + 1.482%, 01/23/2049 (B)	7,430	5,936
3.882%, TSFR3M + 1.622%, 07/24/2038 (B)	16,195	13,906
3.328%, U.S. SOFR + 1.580%, 04/22/2052 (B)	12,008	8,600

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.157%, U.S. SOFR + 1.460%, 04/22/2042 (B)	$2,690	$2,011
3.109%, TSFR3M + 2.460%, 04/22/2041 (B)	360	269
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (B)	2,520	1,742
2.963%, U.S. SOFR + 1.260%, 01/25/2033 (B)	2,140	1,811
2.956%, TSFR3M + 2.515%, 05/13/2031 (B)	3,285	2,807
2.525%, TSFR3M + 1.510%, 11/19/2041 (B)	2,905	1,979
KeyBank MTN
5.000%, 01/26/2033	810	712
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	1,073	975
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	4,157	3,609
KKR Group Finance VIII LLC
3.500%, 08/25/2050 (A)	920	611
KKR Group Finance X LLC
3.250%, 12/15/2051 (A)	1,473	934
Lloyds Banking Group PLC
4.976%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 08/11/2033 (B)	1,275	1,206
LSEGA Financing PLC
3.200%, 04/06/2041 (A)	4,214	3,143
Macquarie Group MTN
2.871%, U.S. SOFR + 1.532%, 01/14/2033 (A)(B)	2,015	1,616
Marsh & McLennan
6.250%, 11/01/2052	3,045	3,378
5.450%, 03/15/2053	530	530
4.900%, 03/15/2049	3,112	2,854
4.200%, 03/01/2048	3,890	3,251
2.900%, 12/15/2051	1,175	773
Massachusetts Mutual Life Insurance
4.900%, 04/01/2077 (A)	2,690	2,289
3.729%, 10/15/2070 (A)	2,905	1,957
3.200%, 12/01/2061 (A)	615	397
Mastercard
3.950%, 02/26/2048	1,230	1,084
3.850%, 03/26/2050	7,401	6,304
3.650%, 06/01/2049	720	593
MetLife
5.875%, 02/06/2041	1,675	1,706
5.700%, 06/15/2035	6,239	6,442
5.250%, 01/15/2054	2,960	2,816
5.000%, 07/15/2052	6,480	5,892
4.875%, 11/13/2043	3,080	2,786
4.721%, 12/15/2044	2,985	2,642

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Metropolitan Life Global Funding I MTN
5.150%, 03/28/2033 (A)	$3,520	$3,512
Moody's
4.875%, 12/17/2048	1,891	1,738
3.750%, 02/25/2052	215	167
3.250%, 05/20/2050	770	544
2.750%, 08/19/2041	250	176
Morgan Stanley
5.948%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.430%, 01/19/2038 (B)	1,555	1,536
5.297%, U.S. SOFR + 2.620%, 04/20/2037 (B)	185	176
5.250%, U.S. SOFR + 1.870%, 04/21/2034 (B)	885	879
4.457%, TSFR3M + 1.693%, 04/22/2039 (B)	3,743	3,353
4.375%, 01/22/2047	120	105
3.217%, U.S. SOFR + 1.485%, 04/22/2042 (B)	1,720	1,285
2.484%, U.S. SOFR + 1.360%, 09/16/2036 (B)	4,520	3,411
Morgan Stanley MTN
6.375%, 07/24/2042	2,827	3,117
4.300%, 01/27/2045	10,330	8,948
3.971%, ICE LIBOR USD 3 Month + 1.455%, 07/22/2038 (B)	11,475	9,792
2.943%, U.S. SOFR + 1.290%, 01/21/2033 (B)	2,255	1,884
2.802%, U.S. SOFR + 1.430%, 01/25/2052 (B)	1,540	990
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (B)	4,815	3,909
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (B)	1,590	1,268
Mutual of Omaha Insurance
4.297%, ICE LIBOR USD 3 Month + 2.640%, 07/15/2054 (A)(B)	555	535
Nasdaq
3.950%, 03/07/2052	925	716
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,170	1,511
4.350%, 04/30/2050 (A)	1,430	1,075
New York Life Insurance
6.750%, 11/15/2039 (A)	2,215	2,524
5.875%, 05/15/2033 (A)	2,224	2,324
3.750%, 05/15/2050 (A)	2,254	1,712
Northwestern Mutual Life Insurance
3.850%, 09/30/2047 (A)	1,238	962
3.625%, 09/30/2059 (A)	3,480	2,486
Pacific Life Insurance
4.300%, ICE LIBOR USD 3 Month + 2.796%, 10/24/2067 (A)(B)	1,350	1,017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Pacific LifeCorp
3.350%, 09/15/2050 (A)	$312	$215
PayPal Holdings
3.250%, 06/01/2050	2,000	1,405
PNC Financial Services Group
6.037%, SOFRINDX + 2.140%, 10/28/2033 (B)	835	861
5.068%, U.S. SOFR + 1.933%, 01/24/2034 (B)	415	401
Progressive
3.700%, 03/15/2052	4,960	3,846
Prudential Financial
3.905%, 12/07/2047	2,280	1,769
Prudential Financial MTN
5.700%, 12/14/2036	6,384	6,701
Raymond James Financial
3.750%, 04/01/2051	2,419	1,769
S&P Global
3.900%, 03/01/2062	550	443
3.700%, 03/01/2052	2,235	1,801
3.250%, 12/01/2049	2,331	1,716
Securian Financial Group
4.800%, 04/15/2048 (A)	2,921	2,350
Societe Generale
3.625%, 03/01/2041 (A)	1,475	925
Societe Generale MTN
7.367%, 01/10/2053 (A)	4,220	4,049
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)	1,285	1,169
4.270%, 05/15/2047 (A)	2,793	2,309
3.300%, 05/15/2050 (A)	5,610	3,881
Toronto-Dominion Bank MTN
4.456%, 06/08/2032	1,345	1,272
Travelers
5.450%, 05/25/2053	5,525	5,686
5.350%, 11/01/2040	1,565	1,602
4.600%, 08/01/2043	3,870	3,534
4.100%, 03/04/2049	3,853	3,256
4.050%, 03/07/2048	1,300	1,082
Travelers MTN
6.250%, 06/15/2037	1,205	1,340
Truist Financial MTN
5.122%, U.S. SOFR + 1.852%, 01/26/2034 (B)	1,615	1,543
4.916%, U.S. SOFR + 2.240%, 07/28/2033 (B)	3,175	2,866
UBS MTN
4.500%, 06/26/2048 (A)	2,200	1,976
UBS Group
4.988%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.400%, 08/05/2033 (A)(B)	1,940	1,826

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.703%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.050%, 08/05/2027 (A)(B)	$6,960	$6,689
US Bancorp
5.850%, U.S. SOFR + 2.090%, 10/21/2033 (B)	1,520	1,533
4.839%, U.S. SOFR + 1.600%, 02/01/2034 (B)	3,260	3,060
Validus Holdings
8.875%, 01/26/2040	2,035	2,481
Visa
4.300%, 12/14/2045	9,085	8,433
2.700%, 04/15/2040	905	695
2.000%, 08/15/2050	5,410	3,303
Wachovia
7.500%, 04/15/2035	440	497
WEA Finance LLC
4.625%, 09/20/2048 (A)	2,000	1,391
Wells Fargo
7.950%, 11/15/2029	695	765
6.600%, 01/15/2038	9,325	10,278
5.950%, 08/26/2036	5,230	5,324
5.950%, 12/15/2036	1,002	998
5.850%, 02/01/2037	9,377	9,581
5.606%, 01/15/2044	986	941
3.900%, 05/01/2045	3,674	2,907
3.068%, U.S. SOFR + 2.530%, 04/30/2041 (B)	4,890	3,552
Wells Fargo MTN
5.013%, TSFR3M + 4.502%, 04/04/2051 (B)	15,262	13,965
4.900%, 11/17/2045	1,680	1,462
4.750%, 12/07/2046	5,691	4,795
4.650%, 11/04/2044	2,450	2,080
4.611%, U.S. SOFR + 2.130%, 04/25/2053 (B)	3,180	2,743
4.400%, 06/14/2046	5,835	4,717
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (B)	4,885	4,196
Western & Southern Life Insurance
3.750%, 04/28/2061 (A)	695	470
Willis North America
3.875%, 09/15/2049	875	625
XL Group
5.250%, 12/15/2043	2,405	2,383

		622,235

Health Care — 12.4%
Abbott Laboratories
5.300%, 05/27/2040	1,930	2,004
4.900%, 11/30/2046	8,003	7,996

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AbbVie
4.875%, 11/14/2048	$275	$255
4.850%, 06/15/2044	225	207
4.750%, 03/15/2045	5,855	5,299
4.400%, 11/06/2042	1,100	966
4.250%, 11/21/2049	7,193	6,092
4.050%, 11/21/2039	485	416
Advocate Health & Hospitals
4.272%, 08/15/2048	1,717	1,503
Aetna
4.125%, 11/15/2042	780	633
Alcon Finance
5.750%, 12/06/2052 (A)	414	427
3.800%, 09/23/2049 (A)	1,580	1,209
Allina Health System
4.805%, 11/15/2045	1,666	1,520
3.887%, 04/15/2049	1,454	1,154
Amgen
5.750%, 03/02/2063	2,280	2,266
5.650%, 03/02/2053	940	940
5.600%, 03/02/2043	855	847
4.875%, 03/01/2053	800	723
4.400%, 05/01/2045	630	534
Ascension Health
4.847%, 11/15/2053	520	502
3.945%, 11/15/2046	1,291	1,085
3.106%, 11/15/2039	3,175	2,435
AstraZeneca PLC
6.450%, 09/15/2037	1,220	1,407
4.375%, 11/16/2045	2,084	1,925
3.000%, 05/28/2051	1,173	853
Banner Health
2.907%, 01/01/2042	1,781	1,295
Baptist Health South Florida
4.342%, 11/15/2041	610	520
BayCare Health System
3.831%, 11/15/2050	1,000	819
Bayer US Finance II LLC
4.700%, 07/15/2064 (A)	1,750	1,380
4.625%, 06/25/2038 (A)	645	567
4.400%, 07/15/2044 (A)	1,585	1,268
3.950%, 04/15/2045 (A)	2,680	1,992
Baylor Scott & White Holdings
4.185%, 11/15/2045	2,636	2,296
Becton Dickinson
3.794%, 05/20/2050	1,430	1,119
Bon Secours Mercy Health
3.205%, 06/01/2050	1,100	757
Bristol-Myers Squibb
4.550%, 02/20/2048	1,614	1,476
4.250%, 10/26/2049	14,874	12,970
3.900%, 03/15/2062	2,290	1,788

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.700%, 03/15/2052	$5,849	$4,672
3.550%, 03/15/2042	5,410	4,438
2.350%, 11/13/2040	410	286
Carilion Clinic Obligated Group
3.147%, 07/01/2051	535	360
Children's Health Care
3.448%, 08/15/2049	815	597
Children's Hospital Medical Center
2.820%, 11/15/2050	1,180	767
Cigna Group
4.900%, 12/15/2048	1,385	1,260
4.800%, 08/15/2038	1,970	1,851
3.875%, 10/15/2047	1,450	1,123
City of Hope
5.623%, 11/15/2043	920	917
Cleveland Clinic Foundation
4.858%, 01/01/2114	1,223	1,102
CommonSpirit Health
6.461%, 11/01/2052	689	778
4.187%, 10/01/2049	3,069	2,465
3.910%, 10/01/2050	770	586
3.817%, 10/01/2049	2,535	1,937
CVS Health
6.000%, 06/01/2063	440	441
5.875%, 06/01/2053	1,845	1,853
5.050%, 03/25/2048	4,204	3,798
4.780%, 03/25/2038	1,015	939
Danaher
2.800%, 12/10/2051	1,625	1,090
Duke University Health System
3.920%, 06/01/2047	2,100	1,732
Elevance Health
6.100%, 10/15/2052	850	917
Eli Lilly
4.950%, 02/27/2063	4,109	4,080
4.875%, 02/27/2053	3,045	3,068
3.950%, 03/15/2049	3,900	3,446
GE HealthCare Technologies
6.377%, 11/22/2052 (A)	930	1,014
Gilead Sciences
4.800%, 04/01/2044	500	469
4.750%, 03/01/2046	3,267	3,056
4.500%, 02/01/2045	2,955	2,674
4.150%, 03/01/2047	1,975	1,688
2.800%, 10/01/2050	1,150	767
GlaxoSmithKline Capital
6.375%, 05/15/2038	8,439	9,686
HCA
5.250%, 06/15/2049	1,780	1,570
4.625%, 03/15/2052 (A)	580	467

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)	$2,460	$1,721
Hoag Memorial Hospital Presbyterian
3.803%, 07/15/2052	1,385	1,117
Humana
8.150%, 06/15/2038	1,510	1,814
4.625%, 12/01/2042	705	622
Indiana University Health Obligated Group
3.970%, 11/01/2048	1,865	1,571
Johnson & Johnson
4.850%, 05/15/2041	5,652	5,690
3.750%, 03/03/2047	1,802	1,568
3.625%, 03/03/2037	790	717
3.400%, 01/15/2038	3,100	2,721
2.450%, 09/01/2060	4,550	2,882
2.100%, 09/01/2040	1,335	933
Kaiser Foundation Hospitals
4.150%, 05/01/2047	1,790	1,557
3.266%, 11/01/2049	1,910	1,404
3.002%, 06/01/2051	2,945	2,043
2.810%, 06/01/2041	6,780	4,934
Mass General Brigham
3.765%, 07/01/2048	1,000	790
3.342%, 07/01/2060	1,015	696
3.192%, 07/01/2049	2,260	1,629
Medtronic
4.375%, 03/15/2035	2,330	2,259
Memorial Health Services
3.447%, 11/01/2049	2,820	2,093
Memorial Sloan-Kettering Cancer Center
5.000%, 07/01/2042	235	231
4.125%, 07/01/2052	2,425	2,052
2.955%, 01/01/2050	489	337
Merck
5.150%, 05/17/2063	1,100	1,110
5.000%, 05/17/2053	3,640	3,663
4.900%, 05/17/2044	2,600	2,586
4.150%, 05/18/2043	2,700	2,447
4.000%, 03/07/2049	550	479
3.900%, 03/07/2039	3,385	3,008
3.700%, 02/10/2045	7,880	6,639
3.600%, 09/15/2042	750	624
2.900%, 12/10/2061	2,286	1,498
2.750%, 12/10/2051	1,325	903
2.350%, 06/24/2040	360	255
Merck Sharp & Dohme Corp
5.750%, 11/15/2036	1,200	1,293
Mount Sinai Hospitals Group
3.737%, 07/01/2049	2,700	2,028
MyMichigan Health
3.409%, 06/01/2050	2,220	1,544

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nationwide Children's Hospital
4.556%, 11/01/2052	$355	$322
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,705	1,441
4.063%, 08/01/2056	2,300	1,881
Northwell Healthcare
4.260%, 11/01/2047	670	548
Novant Health
3.168%, 11/01/2051	2,330	1,640
Novartis Capital
4.400%, 05/06/2044	550	519
4.000%, 11/20/2045	4,325	3,838
2.750%, 08/14/2050	2,619	1,847
NYU Langone Hospitals
5.750%, 07/01/2043	1,725	1,813
4.368%, 07/01/2047	1,645	1,421
3.380%, 07/01/2055	2,630	1,831
OhioHealth
3.042%, 11/15/2050	1,462	1,033
Orlando Health Obligated Group
3.327%, 10/01/2050	770	550
PeaceHealth Obligated Group
3.218%, 11/15/2050	4,925	3,326
Pfizer
5.600%, 09/15/2040	808	853
4.400%, 05/15/2044	1,670	1,566
4.300%, 06/15/2043	4,965	4,524
4.200%, 09/15/2048	1,120	1,002
4.100%, 09/15/2038	1,900	1,739
4.000%, 12/15/2036	2,016	1,880
3.900%, 03/15/2039	2,100	1,855
2.550%, 05/28/2040	575	417
Pfizer Investment Enterprises Pte
5.340%, 05/19/2063	8,635	8,646
5.300%, 05/19/2053	19,454	20,027
5.110%, 05/19/2043	7,000	6,957
Pharmacia LLC
6.600%, 12/01/2028	1,045	1,148
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	1,520	1,137
Rady Children's Hospital-San Diego
3.154%, 08/15/2051	865	611
Revvity
3.625%, 03/15/2051	325	232
Roche Holdings
2.607%, 12/13/2051 (A)	700	466
RWJ Barnabas Health
3.949%, 07/01/2046	50	41
Sentara Healthcare
2.927%, 11/01/2051	805	542

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	$1,750	$1,582
Sharp HealthCare
2.680%, 08/01/2050	1,500	958
Stanford Health Care
3.795%, 11/15/2048	5,307	4,300
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	325	236
Thermo Fisher Scientific
2.800%, 10/15/2041	110	81
Trinity Health
4.125%, 12/01/2045	2,392	2,062
UnitedHealth Group
6.875%, 02/15/2038	2,005	2,383
6.625%, 11/15/2037	1,080	1,238
6.500%, 06/15/2037	1,220	1,367
6.050%, 02/15/2063	1,625	1,794
5.950%, 02/15/2041	1,265	1,358
5.875%, 02/15/2053	5,456	5,966
5.800%, 03/15/2036	875	937
5.700%, 10/15/2040	385	406
4.750%, 07/15/2045	6,970	6,571
4.750%, 05/15/2052	6,135	5,755
4.625%, 07/15/2035	1,060	1,040
4.450%, 12/15/2048	12,274	11,049
4.375%, 03/15/2042	30	27
4.250%, 03/15/2043	791	710
4.250%, 04/15/2047	3,115	2,716
4.250%, 06/15/2048	7,950	6,935
4.200%, 01/15/2047	1,477	1,286
3.950%, 10/15/2042	900	765
3.750%, 10/15/2047	775	623
3.700%, 08/15/2049	1,726	1,371
3.500%, 08/15/2039	4,355	3,628
3.250%, 05/15/2051	4,315	3,148
3.050%, 05/15/2041	3,090	2,371
2.900%, 05/15/2050	1,740	1,204
2.300%, 05/15/2031	2,755	2,351
West Virginia United Health System Obligated Group
3.129%, 06/01/2050	900	597
Willis-Knighton Medical Center
4.813%, 09/01/2048	1,755	1,541
Wyeth LLC
6.500%, 02/01/2034	1,915	2,156
5.950%, 04/01/2037	17,219	18,936

		381,898

Industrials — 5.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/2032	1,535	1,248

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Air Canada Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	$295	$277
Airbus
3.950%, 04/10/2047 (A)	2,500	2,102
American Airlines Pass-Through Trust, Ser 2016-2, Cl AA
3.200%, 06/15/2028	713	639
BAE Systems PLC
3.000%, 09/15/2050 (A)	1,200	801
Boeing
5.930%, 05/01/2060	805	785
5.805%, 05/01/2050	4,790	4,689
5.705%, 05/01/2040	915	901
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	1,335	1,316
4.900%, 04/01/2044	7,801	7,429
4.550%, 09/01/2044	3,845	3,501
4.450%, 03/15/2043	560	506
4.450%, 01/15/2053	4,329	3,927
4.400%, 03/15/2042	2,825	2,539
4.375%, 09/01/2042	265	238
4.150%, 04/01/2045	7,785	6,714
4.050%, 06/15/2048	2,665	2,252
3.300%, 09/15/2051	1,150	843
2.875%, 06/15/2052	4,260	2,880
Canadian National Railway
6.200%, 06/01/2036	6,610	7,326
4.500%, 11/07/2043	1,720	1,506
4.400%, 08/05/2052	2,416	2,191
Canadian Pacific Railway
6.125%, 09/15/2115	1,405	1,424
Caterpillar
4.750%, 05/15/2064	470	442
Crane NXT
4.200%, 03/15/2048	775	524
Cummins
2.600%, 09/01/2050	3,535	2,244
Deere
3.900%, 06/09/2042	2,200	1,972
3.750%, 04/15/2050	1,370	1,193
2.875%, 09/07/2049	1,795	1,328
Emerson Electric
2.800%, 12/21/2051	4,841	3,185
FedEx
4.050%, 02/15/2048	1,367	1,074
General Dynamics
4.250%, 04/01/2040	2,550	2,333
4.250%, 04/01/2050	2,040	1,844
Georgia-Pacific LLC
8.875%, 05/15/2031	475	590
7.250%, 06/01/2028	330	361

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lockheed Martin
5.900%, 11/15/2063	$3,070	$3,426
5.700%, 11/15/2054	1,085	1,182
4.700%, 05/15/2046	550	529
4.300%, 06/15/2062	2,676	2,332
4.090%, 09/15/2052	6,647	5,728
4.070%, 12/15/2042	6,946	6,138
2.800%, 06/15/2050	3,590	2,520
Nature Conservancy
3.957%, 03/01/2052	2,170	1,789
Norfolk Southern
5.100%, 08/01/2118	1,900	1,615
4.837%, 10/01/2041	2,600	2,377
4.050%, 08/15/2052	876	712
3.700%, 03/15/2053	500	377
Parker-Hannifin
4.100%, 03/01/2047	2,404	2,015
4.000%, 06/14/2049	361	297
Raytheon Technologies
6.125%, 07/15/2038	295	321
5.375%, 02/27/2053	350	354
4.625%, 11/16/2048	415	379
4.500%, 06/01/2042	7,097	6,481
3.750%, 11/01/2046	2,039	1,621
2.820%, 09/01/2051	150	98
Rockefeller Foundation
2.492%, 10/01/2050	3,035	1,966
Rockwell Automation
4.200%, 03/01/2049	740	655
Siemens Financieringsmaatschappij
2.875%, 03/11/2041 (A)	5,090	3,856
Snap-on
4.100%, 03/01/2048	1,786	1,541
TTX
4.600%, 02/01/2049 (A)	1,642	1,442
Union Pacific
3.875%, 02/01/2055	2,135	1,705
3.839%, 03/20/2060	13,139	10,220
3.799%, 10/01/2051	435	352
3.500%, 02/14/2053	7,760	5,911
3.375%, 02/14/2042	775	617
2.973%, 09/16/2062	3,135	1,996
2.950%, 03/10/2052	14,207	9,691
Union Pacific MTN
3.550%, 08/15/2039	870	724
United Airlines Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	914	844
United Parcel Service
7.620%, 04/01/2030 (C)	710	827
6.200%, 01/15/2038	4,172	4,667
5.200%, 04/01/2040	725	738

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.050%, 03/03/2053	$8,199	$8,190
3.625%, 10/01/2042	1,230	1,011
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	463	458
Waste Connections
2.950%, 01/15/2052	500	333
WW Grainger
4.600%, 06/15/2045	1,328	1,237
4.200%, 05/15/2047	2,738	2,342

		174,738

Information Technology — 7.6%
Analog Devices
2.950%, 10/01/2051	6,442	4,517
2.800%, 10/01/2041	3,810	2,824
Apple
4.650%, 02/23/2046	10,235	10,146
4.375%, 05/13/2045	13,113	12,396
3.850%, 05/04/2043	4,875	4,333
3.850%, 08/04/2046	15,670	13,722
3.750%, 09/12/2047	6,920	5,915
3.750%, 11/13/2047	165	141
3.450%, 02/09/2045	12,250	10,294
2.950%, 09/11/2049	20	15
2.850%, 08/05/2061	2,770	1,853
2.800%, 02/08/2061	1,335	882
2.700%, 08/05/2051	3,465	2,394
2.650%, 05/11/2050	1,000	688
2.650%, 02/08/2051	12,675	8,666
2.375%, 02/08/2041	1,460	1,072
Applied Materials
4.350%, 04/01/2047	1,521	1,409
Broadcom
4.926%, 05/15/2037 (A)	2,080	1,871
3.137%, 11/15/2035 (A)	1,500	1,144
2.600%, 02/15/2033 (A)	200	155
Cisco Systems
5.900%, 02/15/2039	3,985	4,383
5.500%, 01/15/2040	2,094	2,207
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,192	2,798
Intel
5.700%, 02/10/2053	7,785	7,690
5.625%, 02/10/2043	340	340
5.050%, 08/05/2062	1,530	1,359
4.900%, 08/05/2052	8,075	7,270
4.750%, 03/25/2050	1,815	1,595
4.600%, 03/25/2040	2,270	2,084
4.100%, 05/11/2047	1,786	1,456
3.734%, 12/08/2047	13,464	10,263
3.250%, 11/15/2049	3,575	2,441

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
International Business Machines
4.900%, 07/27/2052	$435	$397
4.250%, 05/15/2049	3,725	3,129
4.150%, 05/15/2039	530	464
4.000%, 06/20/2042	1,740	1,454
KLA
4.950%, 07/15/2052	5,552	5,359
Kyndryl Holdings
4.100%, 10/15/2041	850	546
Lam Research
2.875%, 06/15/2050	2,873	1,975
Microsoft
3.700%, 08/08/2046	3,493	3,046
3.500%, 02/12/2035	1,221	1,153
3.450%, 08/08/2036	4,350	3,977
3.041%, 03/17/2062	11,948	8,657
2.921%, 03/17/2052	19,824	14,669
2.675%, 06/01/2060	4,360	2,915
2.525%, 06/01/2050	23,022	15,847
NVIDIA
3.500%, 04/01/2040	2,770	2,344
3.500%, 04/01/2050	2,160	1,733
Oracle
6.900%, 11/09/2052	150	163
5.550%, 02/06/2053	1,040	971
4.375%, 05/15/2055	1,610	1,244
4.125%, 05/15/2045	2,570	1,982
4.000%, 07/15/2046	4,164	3,120
3.950%, 03/25/2051	757	555
3.800%, 11/15/2037	4,215	3,425
3.600%, 04/01/2040	4,893	3,705
3.600%, 04/01/2050	200	138
QUALCOMM
4.500%, 05/20/2052	2,330	2,073
4.300%, 05/20/2047	4,880	4,321
Salesforce
3.050%, 07/15/2061	1,250	824
2.900%, 07/15/2051	4,600	3,159
2.700%, 07/15/2041	2,040	1,473
Sprint Capital
8.750%, 03/15/2032	329	400
Texas Instruments
5.050%, 05/18/2063	5,090	4,977
5.000%, 03/14/2053	2,475	2,470
4.150%, 05/15/2048	1,825	1,621
TSMC Arizona
3.250%, 10/25/2051	1,950	1,474

		234,083

Materials — 1.0%
Barrick North America Finance LLC
5.750%, 05/01/2043	1,570	1,602

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Barrick PD Australia Finance Pty
5.950%, 10/15/2039	$1,245	$1,296
BHP Billiton Finance USA
6.420%, 03/01/2026	1,320	1,364
5.000%, 09/30/2043	6,220	6,115
Dow Chemical
6.900%, 05/15/2053	535	596
Ecolab
2.750%, 08/18/2055	2,757	1,718
2.700%, 12/15/2051	7,985	5,156
International Flavors & Fragrances
5.000%, 09/26/2048	795	661
3.468%, 12/01/2050 (A)	4,255	2,796
3.268%, 11/15/2040 (A)	480	331
2.300%, 11/01/2030 (A)	1,625	1,290
Nutrien
5.800%, 03/27/2053	810	797
Packaging Corp of America
3.050%, 10/01/2051	440	286
Rio Tinto Finance USA
5.200%, 11/02/2040	2,502	2,510
5.125%, 03/09/2053	1,150	1,140
2.750%, 11/02/2051	5,135	3,407
Sherwin-Williams
2.900%, 03/15/2052	250	156

		31,221

Real Estate — 1.2%
Alexandria Real Estate Equities
5.150%, 04/15/2053	2,295	2,023
4.850%, 04/15/2049	210	174
3.550%, 03/15/2052	790	532
2.950%, 03/15/2034	225	179
American Homes 4 Rent
4.300%, 04/15/2052	1,445	1,091
3.375%, 07/15/2051	300	192
American Tower
2.950%, 01/15/2051	641	396
AvalonBay Communities MTN
4.350%, 04/15/2048	220	183
Crown Castle
4.150%, 07/01/2050	500	388
3.250%, 01/15/2051	312	208
ERP Operating
4.500%, 06/01/2045	900	754
Invitation Homes Operating Partnership
2.700%, 01/15/2034	460	348
Kilroy Realty
2.650%, 11/15/2033	455	301
Kimco Realty OP LLC
3.700%, 10/01/2049	1,485	1,033

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nationwide Health Properties MTN
6.900%, 10/01/2037	$1,600	$1,695
Prologis
5.250%, 06/15/2053	3,112	3,036
3.000%, 04/15/2050	65	44
2.125%, 10/15/2050	4,225	2,359
Realty Income
4.650%, 03/15/2047	1,193	1,046
Regency Centers LP
4.650%, 03/15/2049	1,326	1,104
4.400%, 02/01/2047	490	393
Scentre Group Trust 2
5.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.685%, 09/24/2080 (A)(B)	1,880	1,588
4.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.379%, 09/24/2080 (A)(B)	1,250	1,128
Simon Property Group LP
6.750%, 02/01/2040	2,365	2,573
5.850%, 03/08/2053	5,199	5,148
4.250%, 11/30/2046	2,295	1,801
3.800%, 07/15/2050	1,400	1,031
3.250%, 09/13/2049	2,330	1,537
Ventas Realty
5.700%, 09/30/2043	850	799
VICI Properties
5.625%, 05/15/2052	1,320	1,163
Welltower OP LLC
5.125%, 03/15/2043	1,085	932
Weyerhaeuser
4.000%, 03/09/2052	1,020	797

		35,976

Utilities — 15.2%
AEP Transmission LLC
5.400%, 03/15/2053	845	859
4.000%, 12/01/2046	5,703	4,768
3.800%, 06/15/2049	1,880	1,494
3.650%, 04/01/2050	1,460	1,122
3.150%, 09/15/2049	1,760	1,229
2.750%, 08/15/2051	405	257
Alabama Power
5.500%, 03/15/2041	648	628
5.200%, 06/01/2041	155	146
4.300%, 07/15/2048	1,420	1,191
3.850%, 12/01/2042	5,809	4,738
3.700%, 12/01/2047	1,500	1,149
Ameren Illinois
5.900%, 12/01/2052	1,032	1,117
3.700%, 12/01/2047	4,450	3,562
3.250%, 03/15/2050	50	36

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.900%, 06/15/2051	$3,724	$2,486
American Transmission Systems
5.000%, 09/01/2044 (A)	400	372
American Water Capital
3.750%, 09/01/2047	1,475	1,154
3.450%, 05/01/2050	150	110
Appalachian Power
6.700%, 08/15/2037	50	54
5.800%, 10/01/2035	125	127
4.500%, 03/01/2049	700	588
Arizona Public Service
5.050%, 09/01/2041	50	46
4.500%, 04/01/2042	312	262
4.350%, 11/15/2045	1,735	1,388
4.250%, 03/01/2049	450	355
4.200%, 08/15/2048	1,200	935
Atmos Energy
4.125%, 10/15/2044	2,805	2,354
Avista
4.350%, 06/01/2048	1,430	1,245
4.000%, 04/01/2052	1,345	1,058
Baltimore Gas and Electric
5.400%, 06/01/2053	2,256	2,260
5.200%, 06/15/2033	1,230	1,212
3.500%, 08/15/2046	4,995	3,773
2.900%, 06/15/2050	1,095	730
Berkshire Hathaway Energy
4.600%, 05/01/2053	1,320	1,169
4.450%, 01/15/2049	2,740	2,381
4.250%, 10/15/2050	4,960	4,161
3.800%, 07/15/2048	11,090	8,703
Black Hills
4.200%, 09/15/2046	1,135	881
Boston Gas
4.487%, 02/15/2042 (A)	250	209
CenterPoint Energy Houston Electric LLC
5.300%, 04/01/2053	350	355
4.500%, 04/01/2044	500	448
4.250%, 02/01/2049	1,760	1,536
3.950%, 03/01/2048	500	409
3.600%, 03/01/2052	810	623
3.350%, 04/01/2051	695	520
2.900%, 07/01/2050	885	595
Commonwealth Edison
5.300%, 02/01/2053	2,440	2,447
4.700%, 01/15/2044	5,643	5,176
4.600%, 08/15/2043	2,070	1,882
4.000%, 03/01/2048	2,515	2,086
4.000%, 03/01/2049	1,185	972
3.750%, 08/15/2047	2,705	2,136
3.700%, 03/01/2045	6,700	5,252
3.125%, 03/15/2051	3,770	2,617

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Connecticut Light & Power
5.250%, 01/15/2053	$1,250	$1,254
4.150%, 06/01/2045	3,030	2,546
4.000%, 04/01/2048	2,712	2,253
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,172
6.200%, 06/15/2036	65	70
6.150%, 11/15/2052	2,400	2,581
5.700%, 06/15/2040	40	40
4.500%, 05/15/2058	930	775
3.950%, 03/01/2043	5,480	4,478
3.950%, 04/01/2050	2,755	2,213
3.875%, 06/15/2047	5,147	4,016
3.850%, 06/15/2046	3,427	2,660
3.700%, 11/15/2059	850	610
3.000%, 12/01/2060	1,700	1,056
Consumers Energy
4.350%, 04/15/2049	4,823	4,226
4.200%, 09/01/2052	790	673
3.500%, 08/01/2051	1,250	943
2.500%, 05/01/2060	373	213
Dominion Energy
5.250%, 08/01/2033	20	20
4.600%, 03/15/2049	1,754	1,485
Dominion Energy South Carolina
5.100%, 06/01/2065	1,230	1,181
DTE Electric
5.400%, 04/01/2053	770	782
3.950%, 06/15/2042	80	64
3.700%, 03/15/2045	4,320	3,434
Duke Energy Carolinas LLC
6.450%, 10/15/2032	110	120
6.050%, 04/15/2038	2,285	2,446
6.000%, 01/15/2038	2,166	2,308
5.350%, 01/15/2053	1,232	1,232
5.300%, 02/15/2040	6,675	6,734
4.250%, 12/15/2041	6,605	5,731
4.000%, 09/30/2042	11,285	9,337
3.875%, 03/15/2046	1,570	1,261
3.550%, 03/15/2052	715	542
Duke Energy Florida LLC
6.400%, 06/15/2038	2,370	2,636
5.950%, 11/15/2052	1,806	1,958
3.400%, 10/01/2046	2,040	1,514
Duke Energy Florida Project Finance LLC
3.112%, 09/01/2036	3,970	3,260
Duke Energy Indiana LLC
6.450%, 04/01/2039	4,275	4,698
6.350%, 08/15/2038	1,555	1,738
4.900%, 07/15/2043	835	787
3.750%, 05/15/2046	750	582
3.250%, 10/01/2049	3,110	2,195

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.750%, 04/01/2050	$1,885	$1,209
Duke Energy Ohio
4.300%, 02/01/2049	670	555
Duke Energy Progress LLC
4.375%, 03/30/2044	2,880	2,507
4.200%, 08/15/2045	3,505	2,927
4.150%, 12/01/2044	975	810
4.100%, 03/15/2043	860	723
3.600%, 09/15/2047	1,850	1,409
East Ohio Gas
3.000%, 06/15/2050 (A)	1,375	881
Electricite de France
6.000%, 01/22/2114 (A)	417	369
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,010
Entergy Arkansas LLC
4.200%, 04/01/2049	1,635	1,358
3.350%, 06/15/2052	2,745	1,938
Entergy Louisiana LLC
4.200%, 09/01/2048	1,030	856
4.200%, 04/01/2050	1,445	1,196
4.000%, 03/15/2033	1,260	1,157
3.100%, 06/15/2041	3,395	2,541
2.900%, 03/15/2051	3,840	2,516
Entergy Texas
3.550%, 09/30/2049	1,400	1,028
Essential Utilities
5.300%, 05/01/2052	900	843
4.276%, 05/01/2049	2,420	1,952
Evergy Kansas Central
3.450%, 04/15/2050	930	668
Evergy Metro
5.300%, 10/01/2041	150	146
4.200%, 06/15/2047	500	411
4.200%, 03/15/2048	1,000	823
Exelon
4.950%, 06/15/2035	1,415	1,366
4.700%, 04/15/2050	700	608
Florida Power & Light
5.960%, 04/01/2039	2,280	2,451
5.690%, 03/01/2040	4,978	5,277
5.650%, 02/01/2037	1,000	1,048
4.800%, 05/15/2033	1,250	1,250
4.050%, 06/01/2042	2,400	2,069
4.050%, 10/01/2044	2,065	1,754
3.950%, 03/01/2048	2,940	2,450
3.800%, 12/15/2042	3,605	3,003
3.700%, 12/01/2047	1,900	1,527
2.450%, 02/03/2032	990	829
Georgia Power
4.300%, 03/15/2042	5,330	4,538

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Gulf Power
4.550%, 10/01/2044	$700	$622
Idaho Power
4.200%, 03/01/2048	1,615	1,357
Idaho Power MTN
5.500%, 03/15/2053	1,675	1,717
Indiana Michigan Power
5.625%, 04/01/2053	1,330	1,359
4.550%, 03/15/2046	780	674
4.250%, 08/15/2048	1,090	911
Indianapolis Power & Light
4.650%, 06/01/2043 (A)	1,750	1,449
International Transmission
4.625%, 08/15/2043	2,525	2,133
Jersey Central Power & Light
6.150%, 06/01/2037	775	818
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	4,087	3,933
Kentucky Utilities
3.300%, 06/01/2050	710	500
KeySpan Gas East
5.819%, 04/01/2041 (A)	2,117	2,050
MidAmerican Energy
4.800%, 09/15/2043	5,260	4,930
4.400%, 10/15/2044	4,685	4,165
4.250%, 05/01/2046	1,675	1,433
3.950%, 08/01/2047	575	473
3.650%, 08/01/2048	3,095	2,412
3.150%, 04/15/2050	2,025	1,439
MidAmerican Energy MTN
5.800%, 10/15/2036	635	682
5.750%, 11/01/2035	640	677
Narragansett Electric
4.170%, 12/10/2042 (A)	1,000	796
National Rural Utilities Cooperative Finance
4.400%, 11/01/2048	2,200	1,866
4.300%, 03/15/2049	3,643	3,050
4.023%, 11/01/2032	402	374
Nevada Power
5.900%, 05/01/2053	1,150	1,247
Niagara Mohawk Power
5.783%, 09/16/2052 (A)	575	575
4.278%, 10/01/2034 (A)	2,303	2,057
4.119%, 11/28/2042 (A)	2,000	1,595
3.025%, 06/27/2050 (A)	500	324
NiSource
5.800%, 02/01/2042	900	876
Northern States Power
6.250%, 06/01/2036	5,255	5,729
6.200%, 07/01/2037	4,450	4,824
4.500%, 06/01/2052	1,430	1,285
3.600%, 05/15/2046	500	388

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.400%, 08/15/2042	$214	$168
3.200%, 04/01/2052	825	590
NSTAR Electric
4.950%, 09/15/2052	1,859	1,785
4.550%, 06/01/2052	565	507
3.100%, 06/01/2051	2,625	1,806
Oglethorpe Power
5.375%, 11/01/2040	1,840	1,717
5.250%, 09/01/2050	835	774
4.500%, 04/01/2047	1,215	1,000
4.250%, 04/01/2046	1,360	1,012
4.200%, 12/01/2042	2,975	2,273
Ohio Edison
8.250%, 10/15/2038	655	788
Oklahoma Gas and Electric
5.600%, 04/01/2053	805	807
Oncor Electric Delivery LLC
5.350%, 10/01/2052	811	823
5.300%, 06/01/2042	414	422
5.250%, 09/30/2040	3,696	3,663
4.950%, 09/15/2052	520	498
4.600%, 06/01/2052	400	361
4.550%, 12/01/2041	3,780	3,491
4.100%, 11/15/2048	750	635
3.800%, 06/01/2049	4,650	3,742
3.700%, 05/15/2050	1,540	1,224
3.100%, 09/15/2049	75	53
2.700%, 11/15/2051	2,075	1,347
Pacific Gas and Electric
6.750%, 01/15/2053	3,390	3,322
4.500%, 07/01/2040	1,235	957
4.450%, 04/15/2042	1,465	1,109
4.200%, 06/01/2041	505	376
3.750%, 08/15/2042	95	64
PacifiCorp
6.250%, 10/15/2037	3,760	4,080
6.000%, 01/15/2039	4,975	5,191
5.500%, 05/15/2054	755	763
5.350%, 12/01/2053	1,900	1,881
4.100%, 02/01/2042	1,960	1,659
3.300%, 03/15/2051	820	583
2.900%, 06/15/2052	1,900	1,243
PECO Energy
4.800%, 10/15/2043	1,505	1,374
4.600%, 05/15/2052	1,435	1,302
3.050%, 03/15/2051	1,919	1,314
Pennsylvania Electric
6.150%, 10/01/2038	100	100
Piedmont Natural Gas
4.650%, 08/01/2043	1,330	1,169
3.640%, 11/01/2046	1,300	934

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PPL Electric Utilities
5.250%, 05/15/2053	$505	$506
4.750%, 07/15/2043	2,820	2,627
4.125%, 06/15/2044	3,025	2,559
3.950%, 06/01/2047	2,425	2,022
Public Service Electric and Gas MTN
5.500%, 03/01/2040	1,900	1,949
5.125%, 03/15/2053	1,340	1,329
4.150%, 11/01/2045	2,106	1,719
4.050%, 05/01/2048	2,176	1,844
4.000%, 06/01/2044	945	768
3.800%, 03/01/2046	450	360
3.650%, 09/01/2042	1,290	1,040
3.600%, 12/01/2047	3,780	2,928
3.200%, 08/01/2049	3,265	2,388
Public Service of Colorado
6.500%, 08/01/2038	40	45
6.250%, 09/01/2037	1,235	1,352
5.250%, 04/01/2053	855	845
4.750%, 08/15/2041	40	35
4.500%, 06/01/2052	3,280	2,900
4.300%, 03/15/2044	1,460	1,275
4.100%, 06/15/2048	475	395
4.050%, 09/15/2049	1,500	1,230
3.950%, 03/15/2043	4,380	3,497
3.200%, 03/01/2050	1,185	855
Public Service of New Hampshire
5.150%, 01/15/2053	425	423
3.600%, 07/01/2049	1,665	1,283
Puget Sound Energy
5.795%, 03/15/2040	130	131
4.223%, 06/15/2048	2,470	2,079
2.893%, 09/15/2051	2,315	1,526
San Diego Gas & Electric
6.000%, 06/01/2026	340	352
4.100%, 06/15/2049	1,340	1,098
3.750%, 06/01/2047	2,380	1,858
3.320%, 04/15/2050	4,654	3,340
Sempra Energy
4.000%, 02/01/2048	350	272
Southern California Edison
5.950%, 02/01/2038	280	291
4.650%, 10/01/2043	2,480	2,165
4.125%, 03/01/2048	4,250	3,420
4.050%, 03/15/2042	5,355	4,299
4.000%, 04/01/2047	2,635	2,069
3.650%, 02/01/2050	370	275
Southern California Gas
6.350%, 11/15/2052	1,445	1,596
5.750%, 06/01/2053	1,340	1,358
4.300%, 01/15/2049	1,235	1,031
4.125%, 06/01/2048	2,865	2,314

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.750%, 09/15/2042	$2,350	$1,861
Southern Gas Capital
5.875%, 03/15/2041	100	102
4.400%, 06/01/2043	825	681
4.400%, 05/30/2047	50	41
3.950%, 10/01/2046	800	613
Southwest Gas
3.180%, 08/15/2051	1,065	681
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,240
3.850%, 02/01/2048	3,860	2,881
3.250%, 11/01/2051	300	197
Southwestern Public Service
5.150%, 06/01/2052	440	405
4.500%, 08/15/2041	8,995	7,927
3.700%, 08/15/2047	1,060	805
Tampa Electric
4.350%, 05/15/2044	1,225	1,038
3.625%, 06/15/2050	1,704	1,259
3.450%, 03/15/2051	600	427
Tucson Electric Power
4.850%, 12/01/2048	1,835	1,642
4.000%, 06/15/2050	235	184
3.250%, 05/01/2051	1,500	1,010
Union Electric
5.450%, 03/15/2053	1,925	1,934
Virginia Electric and Power
8.875%, 11/15/2038	1,982	2,656
6.350%, 11/30/2037	2,485	2,689
5.450%, 04/01/2053	2,680	2,628
4.650%, 08/15/2043	6,145	5,405
4.600%, 12/01/2048	3,310	2,907
4.450%, 02/15/2044	6,785	5,807
4.000%, 01/15/2043	300	245
4.000%, 11/15/2046	1,108	878
2.950%, 11/15/2051	400	262
2.450%, 12/15/2050	540	321
Wisconsin Electric Power
3.650%, 12/15/2042	2,310	1,734
Wisconsin Power & Light
4.100%, 10/15/2044	325	258
3.650%, 04/01/2050	360	271
Wisconsin Public Service
2.850%, 12/01/2051	800	529
Xcel Energy
4.800%, 09/15/2041	1,907	1,698

		468,681

Total Corporate Obligations
(Cost $3,029,936) ($ Thousands)		2,576,706

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 6.5%
U.S. Treasury Bills
5.177%, 10/19/2023 (D)	$2,520	$2,469
5.049%, 08/31/2023 (D)	35	34
4.912%, 10/12/2023 (D)	2,330	2,285
4.863%, 10/05/2023 (D)	4,070	3,996
U.S. Treasury Bonds
3.875%, 02/15/2043	13,270	13,025
3.875%, 05/15/2043	16,455	16,157
3.625%, 02/15/2053	67,720	65,043
3.625%, 05/15/2053	11,935	11,484
3.375%, 08/15/2042	20,096	18,362
3.250%, 05/15/2042 (E)	32,660	29,334
3.000%, 08/15/2052	11,621	9,876
2.375%, 02/15/2042 (E)	12,132	9,488
2.250%, 08/15/2046	2,640	1,934
1.750%, 08/15/2041	3,015	2,127
U.S. Treasury Notes
3.375%, 05/15/2033	16,350	16,000

Total U.S. Treasury Obligations
(Cost $202,737) ($ Thousands)		201,614

MUNICIPAL BONDS — 5.4%
Alabama — 0.0%
Alabama State, Federal Aid Highway Finance Authority, Ser B, RB
2.650%, 09/01/2037	1,075	848

California — 2.5%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	3,795	4,454
California State University, Ser B, RB
3.899%, 11/01/2047	2,375	2,077
2.719%, 11/01/2052	890	623
California State, Build America Project, GO
7.625%, 03/01/2040	2,510	3,143
7.600%, 11/01/2040	385	488
7.550%, 04/01/2039	1,535	1,934
7.500%, 04/01/2034	14,945	18,345
7.300%, 10/01/2039	9,875	11,920
California State, Health Facilities Financing Authority, RB
4.353%, 06/01/2041	1,975	1,798
3.000%, 08/15/2051	390	290
East Bay, Municipal Utility District Water System Revenue, RB
5.874%, 06/01/2040	1,255	1,410
Los Angeles County, Metropolitan Transportation Authority, RB
5.735%, 06/01/2039	960	1,039

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	$1,025	$1,279
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	500	587
Los Angeles, Department of Airports, RB
3.887%, 05/15/2038	1,430	1,272
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/2039	5,210	5,616
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	3,950	4,499
Regents of the University of California Medical Center, RB
4.563%, 05/15/2053	2,395	2,183
Regents of the University of California Medical Center, Ser N, RB
3.256%, 05/15/2060	1,975	1,356
3.006%, 05/15/2050	2,005	1,384
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,000	1,141
San Francisco Bay Area, Rapid Transit District, GO
3.000%, 08/01/2049	665	516
San Francisco, Public Utilities Commission, Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	1,000	1,089
San Francisco, Public Utilities Commission, Water Revenue, Ser E, RB
2.825%, 11/01/2041	340	260
San Jose, Redevelopment Agency, Ser A-T, TA
3.375%, 08/01/2034	1,250	1,135
University of California, RB
5.946%, 05/15/2045	4,795	5,180
University of California, Ser AP, RB
3.931%, 05/15/2045	950	853
University of California, Ser AQ, RB
4.767%, 05/15/2115	1,076	940
University of California, Ser J, RB
4.131%, 05/15/2045	1,000	893

		77,704

District of Columbia — 0.0%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	530	497

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	$1,993	$2,052
6.637%, 04/01/2057	135	147

		2,199

Illinois — 0.1%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	3,205	3,492

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	2,890	2,814

Massachusetts — 0.2%
Massachusetts State, Build America Project, GO
5.456%, 12/01/2039	3,085	3,294
Massachusetts State, Educational Financing Authority, Ser A, RB
3.105%, 07/01/2030	1,695	1,502
Massachusetts State, School Building Authority, Sub-Ser A, RB
2.500%, 02/15/2037	1,120	862
Massachusetts State, School Building Authority, Sub-Ser B, RB
3.395%, 10/15/2040	1,000	829

		6,487

Michigan — 0.1%
University of Michigan, Ser C, RB
3.599%, 04/01/2047	2,525	2,170

Missouri — 0.0%
Missouri State, Health & Educational Facilities Authority, Ser A, RB
3.685%, 02/15/2047	675	536

New Jersey — 0.1%
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	2,460	2,987
New Jersey State, Turnpike Authority, Ser F, RB
3.729%, 01/01/2036	1,000	897

		3,884

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York — 1.0%
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	$245	$244
4.458%, 10/01/2062	3,160	2,858
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	465	456
New York City, Build America Project, GO
5.985%, 12/01/2036	1,340	1,444
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	750	846
5.882%, 06/15/2044	500	554
5.724%, 06/15/2042	3,720	4,074
5.440%, 06/15/2043	3,000	3,165
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Build America Project, RB
5.572%, 11/01/2038	2,475	2,602
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.767%, 08/01/2036	3,820	4,040
5.508%, 08/01/2037	1,890	1,979
New York State, Dormitory Authority, RB
5.628%, 03/15/2039	1,385	1,445
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	4,220	3,481
New York State, Urban Development, Build America Project, RB
5.770%, 03/15/2039	1,970	2,061
New York State, Urban Development, Ser B, RB
2.590%, 03/15/2035	810	636

		29,885

Ohio — 0.2%
JobsOhio Beverage System, Ser A, RB
2.833%, 01/01/2038	460	369
Ohio State University, Build America Project, GO
4.910%, 06/01/2040	2,265	2,254
Ohio State University, Ser A, RB
4.048%, 12/01/2056	1,650	1,379
Ohio State, Hospital Facilities Revenue Authority, Cleveland Clinic, RB
3.700%, 01/01/2043	970	811

		4,813

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Pennsylvania — 0.1%
Pennsylvania State, Financing Authority, Ser A, RB
4.144%, 06/01/2038	$2,865	$2,609

Texas — 0.8%
Dallas County, Hospital District, Build America Project, Ser C, GO
5.621%, 08/15/2044	2,250	2,413
Dallas Fort Worth, International Airport, Ser A, RB
2.994%, 11/01/2038	4,520	3,804
Grand Parkway, Transportation Corp, Ser E, RB
5.184%, 10/01/2042	325	333
Houston, GO
3.961%, 03/01/2047	1,500	1,328
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	2,220	2,745
North Texas, Tollway Authority, RB
3.079%, 01/01/2042	1,170	888
San Antonio, Electric & Gas Systems Revenue, RB
5.808%, 02/01/2041	2,800	3,055
Texas State, Build America Project, GO
5.517%, 04/01/2039	3,925	4,142
University of Texas, Build America Bonds, RB
5.262%, 07/01/2039	4,540	4,667
University of Texas, Ser B, RB
2.439%, 08/15/2049	2,220	1,460

		24,835

Virginia — 0.0%
Virginia Commonwealth University, Health System Authority, Ser A, RB
4.956%, 01/01/2044	475	454

Washington — 0.1%
Washington State, Build America Project, GO
5.140%, 08/01/2040	2,495	2,573

Total Municipal Bonds
(Cost $187,406) ($ Thousands)		165,800

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT — 0.3%

Chile Government International Bond
3.500%, 01/25/2050	$1,630	$1,204
3.100%, 05/07/2041	5,640	4,215
Israel Government International Bond
4.125%, 01/17/2048	1,225	1,031
3.875%, 07/03/2050	3,175	2,548

Total Sovereign Debt
(Cost $11,667) ($ Thousands)		8,998

	Shares
CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	19,278,872	19,279

Total Cash Equivalent
(Cost $19,279) ($ Thousands)		19,279

Total Investments in Securities — 96.4%
(Cost $3,451,025) ($ Thousands)		$2,972,397

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Notes	205	Sep-2023	$42,301	$42,195	$(106)
U.S. 5-Year Treasury Notes	1,354	Sep-2023	147,803	147,692	(111)
U.S. Long Treasury Bond	123	Sep-2023	15,626	15,786	160
U.S. Ultra Long Treasury Bond	174	Sep-2023	23,456	23,816	360
Ultra 10-Year U.S. Treasury Notes	242	Sep-2023	29,005	29,150	145
			258,191	258,639	448
Short Contracts
U.S. Long Treasury Bond	(122)	Sep-2023	$(15,571)	$(15,658)	$(87)
U.S. Ultra Long Treasury Bond	(20)	Sep-2023	(2,706)	(2,738)	(32)
Ultra 10-Year U.S. Treasury Notes	(455)	Sep-2023	(54,460)	(54,806)	(346)
			(72,737)	(73,202)	(465)
			$185,454	$185,437	$(17)

A list of the open centrally cleared swap contracts held by the Fund at May 31, 2023, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3% FIXED	SOFRRAT	Annually	09/20/2053	USD	1,393	$31	$–	$31
3% FIXED	SOFRRAT	Annually	09/20/2053	USD	1,463	33	–	33
						$64	$–	$64

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Long Duration Credit Fund (Concluded)

Percentages are based on Net Assets of $3,081,833 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $186,520 ($ Thousands), representing 6.1% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)	Interest rate represents the security's effective yield at the time of purchase.
(E)	Security, or portion thereof, has been pledged as collateral on Futures contracts. The total market value of such securities as of May 31, 2023 was $3,509 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	2,576,706	–	2,576,706
U.S. Treasury Obligations	–	201,614	–	201,614
Municipal Bonds	–	165,800	–	165,800
Sovereign Debt	–	8,998	–	8,998
Cash Equivalent	19,279	–	–	19,279
Total Investments in Securities	19,279	2,953,118	–	2,972,397

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	665	–	–	665
Unrealized Depreciation	(682)	–	–	(682)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	64	–	64
Total Other Financial Instruments	(17)	64	–	47

*	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$18,516	$1,438,576	$(1,437,813)	$—	$—	$19,279	$888	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 34.3%
Communication Services — 1.3%
AT&T
5.539%, 02/20/2026	$300	$300
Take-Two Interactive Software
3.300%, 03/28/2024	550	539
Verizon Communications
5.728%, SOFRINDX + 0.790%, 03/20/2026 (A)	1,200	1,201
5.464%, SOFRINDX + 0.500%, 03/22/2024 (A)	1,200	1,199
Warnermedia Holdings
3.428%, 03/15/2024	1,320	1,292

		4,531

Consumer Discretionary — 2.5%
Daimler Truck Finance North America LLC
6.006%, U.S. SOFR + 1.000%, 04/05/2024 (A)(B)	750	750
5.673%, U.S. SOFR + 0.750%, 12/13/2024 (A)(B)	1,125	1,124
General Motors Financial
5.660%, U.S. SOFR + 0.620%, 10/15/2024 (A)	4,160	4,128
5.643%, U.S. SOFR + 0.760%, 03/08/2024 (A)	1,000	996
1.200%, 10/15/2024	750	706

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nordstrom
2.300%, 04/08/2024	$530	$506

		8,210

Consumer Staples — 2.5%
BAT Capital
3.222%, 08/15/2024	2,560	2,485
CommonSpirit Health
4.200%, 08/01/2023	1,460	1,457
Conagra Brands
0.500%, 08/11/2023	675	668
Haleon US Capital LLC
3.024%, 03/24/2024	735	718
JDE Peet's
0.800%, 09/24/2024 (B)	1,000	932
Keurig Dr Pepper
0.750%, 03/15/2024	2,090	2,013

		8,273

Energy — 2.7%
Enbridge
5.738%, SOFRINDX + 0.630%, 02/16/2024 (A)	1,400	1,398
Energy Transfer
5.875%, 01/15/2024	1,740	1,740
Kinder Morgan Energy Partners
4.300%, 05/01/2024	1,660	1,637
Ovintiv
5.650%, 05/15/2025	500	499
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (B)	1,895	1,852
Williams
5.400%, 03/02/2026	140	141
4.300%, 03/04/2024	1,680	1,662

		8,929

Financials — 15.1%
American Express
4.990%, U.S. SOFR + 0.999%, 05/01/2026 (A)	325	324
0.750%, 11/03/2023	2,475	2,427
Athene Global Funding
5.810%, SOFRINDX + 0.700%, 05/24/2024 (A)(B)	1,820	1,799
5.731%, SOFRINDX + 0.715%, 01/07/2025 (A)(B)	800	781
Banco Santander
3.892%, 05/24/2024	600	588
Bank of America
5.764%, U.S. SOFR + 0.690%, 04/22/2025 (A)	1,600	1,590

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of America MTN
5.765%, U.S. SOFR + 0.660%, 02/04/2025 (A)	$950	$947
1.843%, U.S. SOFR + 0.670%, 02/04/2025 (A)	2,255	2,193
Bank of New York Mellon MTN
5.148%, U.S. SOFR + 1.067%, 05/22/2026 (A)	250	250
Bank of Nova Scotia
5.461%, U.S. SOFR + 0.380%, 07/31/2024 (A)	1,375	1,371
Banque Federative du Credit Mutuel
4.935%, 01/26/2026 (B)	350	347
4.524%, 07/13/2025 (B)	475	465
BPCE
5.029%, 01/15/2025 (B)	440	433
Brighthouse Financial Global Funding MTN
5.791%, U.S. SOFR + 0.760%, 04/12/2024 (A)(B)	1,080	1,069
Capital One Financial
5.802%, U.S. SOFR + 0.690%, 12/06/2024 (A)	800	782
4.985%, U.S. SOFR + 2.160%, 07/24/2026 (A)	250	245
Citigroup
5.759%, U.S. SOFR + 0.694%, 01/25/2026 (A)	650	643
5.754%, U.S. SOFR + 0.669%, 05/01/2025 (A)	800	798
Citizens Bank
4.119%, U.S. SOFR + 1.395%, 05/23/2025 (A)	400	374
CNA Financial
7.250%, 11/15/2023	500	502
Corebridge Financial
3.500%, 04/04/2025 (B)	385	368
Credit Suisse NY
5.478%, SOFRINDX + 0.390%, 02/02/2024 (A)	3,855	3,779
0.520%, 08/09/2023	1,375	1,356
Danske Bank
6.466%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.100%, 01/09/2026 (A)(B)	450	451
Deutsche Bank NY
6.327%, U.S. SOFR + 1.219%, 11/16/2027 (A)	1,100	1,004
5.605%, U.S. SOFR + 0.500%, 11/08/2023 (A)	1,150	1,146
Equitable Financial Life Global Funding
5.500%, 12/02/2025 (B)	395	395

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
GA Global Funding Trust
5.400%, U.S. SOFR + 0.500%, 09/13/2024 (A)(B)	$2,275	$2,225
Goldman Sachs Group
5.762%, U.S. SOFR + 0.700%, 01/24/2025 (A)	800	797
5.394%, U.S. SOFR + 0.500%, 09/10/2024 (A)	550	548
1.757%, U.S. SOFR + 0.730%, 01/24/2025 (A)	2,695	2,619
HSBC Holdings PLC
7.336%, U.S. SOFR + 3.030%, 11/03/2026 (A)	400	417
5.688%, U.S. SOFR + 0.580%, 11/22/2024 (A)	825	816
Huntington National Bank
4.008%, U.S. SOFR + 1.205%, 05/16/2025 (A)	345	325
Jackson Financial
1.125%, 11/22/2023	825	808
JPMorgan Chase
5.947%, U.S. SOFR + 0.885%, 04/22/2027 (A)	1,600	1,592
3.845%, U.S. SOFR + 0.980%, 06/14/2025 (A)	2,545	2,494
Macquarie Group MTN
5.747%, U.S. SOFR + 0.710%, 10/14/2025 (A)(B)	825	816
Manufacturers & Traders Trust
5.400%, 11/21/2025	400	389
4.650%, 01/27/2026	590	562
Mitsubishi UFJ Financial Group
4.788%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.700%, 07/18/2025 (A)	600	594
Morgan Stanley
5.050%, U.S. SOFR + 1.295%, 01/28/2027 (A)	350	349
3.620%, U.S. SOFR + 1.160%, 04/17/2025 (A)	2,720	2,665
National Securities Clearing
5.150%, 05/30/2025 (B)	325	326
Nationwide Building Society
0.550%, 01/22/2024 (B)	750	726
NatWest Markets
5.636%, U.S. SOFR + 0.530%, 08/12/2024 (A)(B)	1,265	1,257
Principal Life Global Funding II
5.490%, U.S. SOFR + 0.380%, 08/23/2024 (A)(B)	900	897
5.481%, U.S. SOFR + 0.450%, 04/12/2024 (A)(B)	430	430

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Societe Generale
6.109%, U.S. SOFR + 1.050%, 01/21/2026 (A)(B)	$800	$793
4.351%, 06/13/2025 (B)	525	512
Standard Chartered
7.776%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.100%, 11/16/2025 (A)(B)	400	411
6.170%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.050%, 01/09/2027 (A)(B)	450	453

		50,248

Health Care — 3.7%
AbbVie
2.600%, 11/21/2024	2,140	2,060
Amgen
5.250%, 03/02/2025	275	276
Cigna Group
3.750%, 07/15/2023	2,175	2,169
GE HealthCare Technologies
5.550%, 11/15/2024 (B)	500	499
Humana
0.650%, 08/03/2023	1,575	1,564
Illumina
5.800%, 12/12/2025	400	405
Pfizer Investment Enterprises Pte
4.650%, 05/19/2025	2,190	2,185
Royalty Pharma PLC
0.750%, 09/02/2023	1,450	1,431
Thermo Fisher Scientific
5.573%, SOFRINDX + 0.530%, 10/18/2024 (A)	1,660	1,662

		12,251

Industrials — 1.0%
AerCap Ireland Capital DAC
5.674%, U.S. SOFR + 0.680%, 09/29/2023 (A)	1,325	1,321
Boeing
1.950%, 02/01/2024	750	733
DAE Funding LLC MTN
1.550%, 08/01/2024 (B)	965	913
Penske Truck Leasing Lp
5.750%, 05/24/2026 (B)	325	324

		3,291

Information Technology — 2.0%
Hewlett Packard Enterprise
5.900%, 10/01/2024	1,600	1,604
Microchip Technology
0.972%, 02/15/2024	610	589

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Skyworks Solutions
0.900%, 06/01/2023	$1,610	$1,610
TD SYNNEX
1.250%, 08/09/2024	1,375	1,297
VMware
1.000%, 08/15/2024	1,785	1,686

		6,786

Materials — 0.6%
Celanese US Holdings LLC
5.900%, 07/05/2024	475	474
Martin Marietta Materials
0.650%, 07/15/2023	495	492
Nutrien
5.900%, 11/07/2024	235	236
Sherwin-Williams
4.050%, 08/08/2024	325	320
Vulcan Materials
5.800%, 03/01/2026	625	627

		2,149

Utilities — 2.9%
American Electric Power
5.779%, ICE LIBOR USD 3 Month + 0.480%, 11/01/2023 (A)	1,300	1,299
5.699%, 08/15/2025	450	448
CenterPoint Energy
5.756%, SOFRINDX + 0.650%, 05/13/2024 (A)	625	623
Edison International
3.550%, 11/15/2024	375	364
Mississippi Power
5.288%, U.S. SOFR + 0.300%, 06/28/2024 (A)	740	734
NextEra Energy Capital Holdings
6.051%, 03/01/2025	255	258
Pacific Gas and Electric
3.250%, 02/16/2024	625	613
1.700%, 11/15/2023	525	514
Public Service Enterprise Group
0.841%, 11/08/2023	3,205	3,142
Southern California Edison
5.830%, SOFRINDX + 0.830%, 04/01/2024 (A)	1,215	1,211
Tampa Electric
3.875%, 07/12/2024	475	467

		9,673

Total Corporate Obligations
(Cost $115,726) ($ Thousands)		114,341

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES — 27.9%
Automotive — 13.8%

American Credit Acceptance Receivables Trust, Ser 2023-1, Cl A
5.450%, 09/14/2026 (B)	$461	$459
American Credit Acceptance Receivables Trust, Ser 2023-2, Cl A
5.890%, 10/13/2026 (B)	235	234
AmeriCredit Automobile Receivables Trust, Ser 2020-2, Cl C
1.480%, 02/18/2026	2,145	2,062
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (B)	269	267
Capital One Prime Auto Receivables Trust 2022-2, Ser 2022-2, Cl A2A
3.740%, 09/15/2025	531	525
Carmax Auto Owner Trust 2021-1, Ser 2021-1, Cl B
0.740%, 10/15/2026	300	274
CarMax Auto Owner Trust 2023-1, Ser 2023-1, Cl A2A
5.230%, 01/15/2026	710	706
Carmax Auto Owner Trust, Ser 2019-3, Cl C
2.600%, 06/16/2025	675	668
Carmax Auto Owner Trust, Ser 2021-1, Cl A3
0.340%, 12/15/2025	534	517
Carmax Auto Owner Trust, Ser 2021-2, Cl A3
0.520%, 02/17/2026	355	343
Carmax Auto Owner Trust, Ser 2023-2, Cl A2A
5.500%, 06/15/2026	1,250	1,245
Carvana Auto Receivables Trust, Ser 2021-N1, Cl A
0.700%, 01/10/2028	827	780
Carvana Auto Receivables Trust, Ser 2021-N2, Cl A1
0.320%, 03/10/2028	11	11
Carvana Auto Receivables Trust, Ser 2021-N2, Cl B
0.750%, 03/10/2028	158	146
Carvana Auto Receivables Trust, Ser 2021-N3, Cl B
0.660%, 06/12/2028	341	312
Carvana Auto Receivables Trust, Ser 2021-N4, Cl A1
0.830%, 09/11/2028	220	214
Carvana Auto Receivables Trust, Ser 2021-P3, Cl A2
0.380%, 01/10/2025	13	13
CFMT LLC, Ser 2021-AL1, Cl B
1.390%, 09/22/2031 (B)	605	580

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2021-1A, Cl A2
5.337%, ICE LIBOR USD 1 Month + 0.230%, 04/15/2033 (A)(B)	$291	$290
Chesapeake Funding II LLC, Ser 2023-1A, Cl A1
5.650%, 05/15/2035 (B)	499	497
CPS Auto Receivables Trust 2023-A, Ser 2023-A, Cl A
5.540%, 03/16/2026 (B)	675	672
CPS Auto Receivables Trust, Ser 2022-A, Cl A
0.980%, 04/16/2029 (B)	410	406
CPS Auto Receivables Trust, Ser 2023-B, Cl A
5.910%, 08/16/2027 (B)	381	381
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/2030 (B)	570	555
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (B)	665	647
DT Auto Owner Trust, Ser 2021-2A, Cl B
0.810%, 01/15/2027 (B)	286	283
DT Auto Owner Trust, Ser 2021-4A, Cl A
0.560%, 09/15/2025 (B)	324	322
DT Auto Owner Trust, Ser 2023-1A, Cl A
5.480%, 04/15/2027 (B)	600	597
DT Auto Owner Trust, Ser 2023-2A, Cl A
5.880%, 04/15/2027 (B)	532	530
Enterprise Fleet Financing LLC, Ser 2020-1, Cl A2
1.780%, 12/22/2025 (B)	16	16
Enterprise Fleet Financing LLC, Ser 2021-2, Cl A2
0.480%, 05/20/2027 (B)	272	261
Enterprise Fleet Financing LLC, Ser 2022-2, Cl A2
4.650%, 05/21/2029 (B)	1,663	1,639
Enterprise Fleet Financing LLC, Ser 2022-3, Cl A2
4.380%, 07/20/2029 (B)	80	78
Enterprise Fleet Financing LLC, Ser 2023-1, Cl A2
5.510%, 01/22/2029 (B)	285	284
Enterprise Fleet Financing LLC, Ser 2023-2, Cl A1
5.793%, 06/20/2024 (B)	337	337
Enterprise Fleet Financing LLC, Ser 2023-2, Cl A2
5.560%, 04/22/2030 (B)	530	531

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A2
0.440%, 12/21/2026 (B)	$113	$110
Exeter Automobile Receivables Trust, Ser 2022-4A, Cl A2
3.990%, 08/15/2024	18	18
Exeter Automobile Receivables Trust, Ser 2023-1A, Cl A2
5.610%, 06/16/2025	180	180
Exeter Automobile Receivables Trust, Ser 2023-2A, Cl A3
5.600%, 08/17/2026	210	209
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026 (B)	211	200
FHF Trust, Ser 2022-1A, Cl A
4.430%, 01/18/2028 (B)	415	405
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/2026 (B)	96	95
First Investors Auto Owner Trust, Ser 2022-1A, Cl A
2.030%, 01/15/2027 (B)	418	407
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (B)	755	727
Flagship Credit Auto Trust, Ser 2021-3, Cl A
0.360%, 07/15/2027 (B)	190	185
Flagship Credit Auto Trust, Ser 2022-2, Cl A2
3.280%, 08/15/2025 (B)	560	556
Flagship Credit Auto Trust, Ser 2023-2, Cl A2
5.760%, 04/15/2027 (B)	350	349
Ford Credit Auto Lease Trust 2023-A, Ser 2023-A, Cl A2A
5.190%, 06/15/2025	355	353
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (B)	605	583
Ford Credit Auto Owner Trust, Ser 2020-REV1, Cl A
2.040%, 08/15/2031 (B)	1,900	1,795
Foursight Capital Automobile Receivables Trust 2023-1, Ser 2023-1, Cl A2
5.430%, 10/15/2026 (B)	395	392
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A3
0.810%, 05/15/2026 (B)	166	163
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (B)	66	65
GLS Auto Receivables Issuer Trust, Ser 2021-2A, Cl B
0.770%, 09/15/2025 (B)	227	226

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GLS Auto Receivables Issuer Trust, Ser 2023-1A, Cl A2
5.980%, 08/17/2026 (B)	$785	$784
GLS Auto Receivables Issuer Trust, Ser 2023-2A, Cl A2
5.700%, 01/15/2027 (B)	235	234
GM Financial Automobile Leasing Trust, Ser 2023-2, Cl A2A
5.440%, 10/20/2025	640	639
GTE Auto Receivables Trust 2023-1, Ser 2023-1, Cl A2
5.650%, 08/17/2026 (B)	1,420	1,414
Harley-Davidson Motorcycle Trust 2023-A, Ser 2023-A, Cl A2A
5.320%, 06/15/2026	975	970
Honda Auto Receivables Owner Trust, Ser 2023-2, Cl A2
5.410%, 04/15/2026	545	545
Hyundai Auto Lease Securitization Trust, Ser 2023-A, Cl A3
5.050%, 01/15/2026 (B)	335	333
Hyundai Auto Lease Securitization Trust, Ser 2023-B, Cl A2A
5.470%, 09/15/2025 (B)	205	204
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A3
2.220%, 10/15/2026	175	168
JPMorgan Chase Bank - CACLN, Ser 2020-1, Cl B
0.991%, 01/25/2028 (B)	88	87
LAD Auto Receivables Trust 2023-1, Ser 2023-1A, Cl A1
4.929%, 02/15/2024 (B)	209	209
LAD Auto Receivables Trust, Ser 2022-1A, Cl A
5.210%, 06/15/2027 (B)	244	242
Lendbuzz Securitization Trust, Ser 2021-1A, Cl A
1.460%, 06/15/2026 (B)	546	522
Lendbuzz Securitization Trust, Ser 2023-1A, Cl A1
5.383%, 03/15/2024 (B)	163	163
Mercedes-Benz Auto Receivables Trust 2023-1, Ser 2023-1, Cl A2
5.090%, 01/15/2026	895	891
Nissan Auto Receivables Owner Trust, Ser 2023-A, Cl A2A
5.340%, 02/17/2026	210	209
OneMain Direct Auto Receivables Trust 2019-1, Ser 2019-1A, Cl A
3.630%, 09/14/2027 (B)	385	372

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Prestige Auto Receivables Trust 2023-1, Ser 2023-1A, Cl B
5.550%, 04/15/2027 (B)	$1,665	$1,653
Santander Bank Auto Credit-Linked Notes, Ser 2022-B, Cl B
5.721%, 08/16/2032 (B)	949	942
Santander Bank Auto Credit-Linked Notes, Ser 2022-C, Cl B
6.451%, 12/15/2032 (B)	356	355
Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl B
0.770%, 12/15/2025 (B)	235	233
Santander Drive Auto Receivables Trust 2023-1, Ser 2023-1, Cl A2
5.360%, 05/15/2026	500	498
Santander Drive Auto Receivables Trust, Ser 2021-1, Cl C
0.750%, 02/17/2026	602	597
Santander Drive Auto Receivables Trust, Ser 2021-3, Cl B
0.600%, 12/15/2025	53	53
Santander Drive Auto Receivables Trust, Ser 2021-4, Cl C
1.260%, 02/16/2027	1,600	1,532
Santander Drive Auto Receivables Trust, Ser 2022-3, Cl A2
2.760%, 03/17/2025	49	49
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A2
3.980%, 01/15/2025	52	52
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A3
4.110%, 08/17/2026	450	445
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl A
3.300%, 02/18/2025 (B)	109	108
Tricolor Auto Securitization Trust, Ser 2023-1A, Cl A
6.480%, 08/17/2026 (B)	240	239
UNIFY Auto Receivables Trust, Ser 2021-1A, Cl A3
0.510%, 06/16/2025 (B)	123	123
United Auto Credit Securitization Trust, Ser 2022-1, Cl B
2.100%, 03/10/2025 (B)	462	459
United Auto Credit Securitization Trust, Ser 2022-2, Cl A
4.390%, 04/10/2025 (B)	323	322
United Auto Credit Securitization Trust, Ser 2023-1, Cl A
5.570%, 07/10/2025 (B)	273	272

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Volkswagen Auto Lease Trust, Ser 2022-A, Cl A3
3.440%, 07/21/2025	$1,290	$1,264
Westlake Automobile Receivables Trust 2023-2, Ser 2023-2A, Cl A3
5.800%, 02/16/2027 (B)	985	988
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl B
0.640%, 03/16/2026 (B)	395	393
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl A2A
0.320%, 04/15/2025 (B)	31	31
Westlake Automobile Receivables Trust, Ser 2021-2A, Cl B
0.620%, 07/15/2026 (B)	485	476
Westlake Automobile Receivables Trust, Ser 2023-1A, Cl A2A
5.510%, 06/15/2026 (B)	480	478
Westlake Automobile Receivables Trust, Ser 2023-2A, Cl A2A
5.870%, 07/15/2026 (B)	960	958
World Omni Select Auto Trust, Ser 2023-A, Cl A2A
5.920%, 03/15/2027	650	650
		45,856

Credit Cards — 0.7%

CARDS II Trust, Ser 2021-1A, Cl A
0.602%, 04/15/2027 (B)	1,100	1,051
Evergreen Credit Card Trust Series, Ser 2022-CRT1, Cl B
5.610%, 07/15/2026 (B)	675	668
Master Credit Card Trust, Ser 2021-1A, Cl A
0.530%, 11/21/2025 (B)	235	224
Synchrony Card Funding LLC, Ser 2022-A1, Cl A
3.370%, 04/15/2028	525	508
		2,451

Mortgage Related Securities — 0.0%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
5.059%, ICE LIBOR USD 1 Month + 0.680%, 01/25/2035 (A)	50	49

Other Asset-Backed Securities — 13.4%

Affirm Asset Securitization Trust 2023-A, Ser 2023-A, Cl 1A
6.610%, 01/18/2028 (B)	340	339
Affirm Asset Securitization Trust, Ser 2020-Z1, Cl A
3.460%, 10/15/2024 (B)	19	19

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Affirm Asset Securitization Trust, Ser 2020-Z2, Cl A
1.900%, 01/15/2025 (B)	$64	$63
Affirm Asset Securitization Trust, Ser 2021-B, Cl A
1.030%, 08/17/2026 (B)	740	715
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025 (B)	368	357
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026 (B)	190	184
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027 (B)	294	286
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, Cl A2
0.750%, 11/20/2026 (B)	340	331
Amur Equipment Finance Receivables XI LLC, Ser 2022-2A, Cl A2
5.300%, 06/21/2028 (B)	231	229
Apidos CLO XII, Ser 2018-12A, Cl AR
6.340%, ICE LIBOR USD 3 Month + 1.080%, 04/15/2031 (A)(B)	925	914
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (B)	307	274
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl A2
1.230%, 05/15/2026 (B)	193	189
Avant Loans Funding Trust, Ser 2021-REV1, Cl A
1.210%, 07/15/2030 (B)	610	596
Benefit Street Partners CLO XII, Ser 2021-12A, Cl A1R
6.210%, ICE LIBOR USD 3 Month + 0.950%, 10/15/2030 (A)(B)	1,133	1,119
BHG Securitization Trust 2022-C, Ser 2022-C, Cl A
5.320%, 10/17/2035 (B)	141	139
BHG Securitization Trust, Ser 2022-A, Cl A
1.710%, 02/20/2035 (B)	706	675
BHG Securitization Trust, Ser 2022-B, Cl A
3.750%, 06/18/2035 (B)	504	495
BSPRT Issuer, Ser 2022-FL8, Cl A
6.372%, SOFR30A + 1.500%, 02/15/2037 (A)(B)	825	806
Carbone CLO, Ser 2017-1A, Cl A1
6.390%, ICE LIBOR USD 3 Month + 1.140%, 01/20/2031 (A)(B)	341	337
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
6.230%, ICE LIBOR USD 3 Month + 0.970%, 04/17/2031 (A)(B)	997	985

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Carlyle Global Market Strategies CLO, Ser 2021-1A, Cl AR3
6.230%, ICE LIBOR USD 3 Month + 0.980%, 07/20/2031 (A)(B)	$993	$980
CCG Receivables Trust 2023-1, Ser 2023-1, Cl A2
5.820%, 09/16/2030 (B)	515	518
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (B)	81	79
CIFC Funding, Ser 2017-1A, Cl ARR
6.383%, ICE LIBOR USD 3 Month + 1.110%, 01/22/2031 (A)(B)	750	742
CIFC Funding, Ser 2018-3A, Cl AR
6.135%, ICE LIBOR USD 3 Month + 0.870%, 04/19/2029 (A)(B)	738	730
CNH Equipment Trust, Ser 2023-A, Cl A2
5.340%, 09/15/2026	865	862
DB Master Finance LLC, Ser 2019-1A, Cl A2II
4.021%, 05/20/2049 (B)	1,107	1,042
Dell Equipment Finance Trust, Ser 2021-2, Cl A3
0.530%, 12/22/2026 (B)	925	903
Dell Equipment Finance Trust, Ser 2022-2, Cl A2
4.030%, 07/22/2027 (B)	416	410
Dext ABS LLC, Ser 2021-1, Cl A
1.120%, 02/15/2028 (B)	231	222
DLLAD LLC, Ser 2021-1A, Cl A3
0.640%, 09/21/2026 (B)	450	424
DLLAD LLC, Ser 2023-1A, Cl A2
5.190%, 04/20/2026 (B)	435	431
DLLMT LLC, Ser 2023-1A, Cl A2
5.780%, 11/20/2025 (B)	460	459
FCI Funding LLC, Ser 2021-1A, Cl A
1.130%, 04/15/2033 (B)	99	94
Ford Credit Floorplan Master Owner Trust A, Ser 2019-2, Cl B
3.250%, 04/15/2026	1,290	1,256
GreatAmerica Leasing Receivables, Ser 2023-1, Cl A2
5.350%, 02/16/2026 (B)	870	867
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (B)	1,057	991
HPEFS Equipment Trust, Ser 2021-2A, Cl B
0.610%, 09/20/2028 (B)	535	523
HPEFS Equipment Trust, Ser 2022-3A, Cl A3
5.430%, 08/20/2029 (B)	475	474
John Deere Owner Trust 2023, Ser 2023-A, Cl A2
5.280%, 03/16/2026	400	399

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
KKR CLO 21, Ser 2018-21, Cl A
6.260%, ICE LIBOR USD 3 Month + 1.000%, 04/15/2031 (A)(B)	$775	$767
KKR CLO, Ser 2017-11, Cl AR
6.440%, ICE LIBOR USD 3 Month + 1.180%, 01/15/2031 (A)(B)	725	717
Kubota Credit Owner Trust, Ser 2020-2A, Cl A3
0.590%, 10/15/2024 (B)	67	65
LCM XXIV, Ser 2021-24A, Cl AR
6.230%, ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (A)(B)	873	863
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
6.261%, ICE LIBOR USD 3 Month + 1.000%, 07/21/2030 (A)(B)	1,638	1,621
Magnetite VIII, Ser 2018-8A, Cl AR2
6.240%, ICE LIBOR USD 3 Month + 0.980%, 04/15/2031 (A)(B)	673	667
Marlette Funding Trust 2023-1, Ser 2023-1A, Cl A
6.070%, 04/15/2033 (B)	604	602
Marlette Funding Trust, Ser 2021-3A, Cl A
0.650%, 12/15/2031 (B)	26	25
Marlette Funding Trust, Ser 2022-1A, Cl A
1.360%, 04/15/2032 (B)	246	244
Marlette Funding Trust, Ser 2022-3A, Cl A
5.180%, 11/15/2032 (B)	169	168
Marlette Funding Trust, Ser 2023-2A, Cl A
6.040%, 06/15/2033 (B)	575	573
MF1, Ser 2022-FL8, Cl A
6.273%, SOFR30A + 1.350%, 02/19/2037 (A)(B)	750	734
MMAF Equipment Finance LLC, Ser 2020-BA, Cl A2
0.380%, 08/14/2023 (B)	–	–
MMAF Equipment Finance LLC, Ser 2021-A, Cl A3
0.560%, 06/13/2028 (B)	169	158
Navient Private Education Refi Loan Trust, Ser 2019-GA, Cl A
2.400%, 10/15/2068 (B)	311	289
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (B)	788	714
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (B)	380	333
Neuberger Berman Loan Advisers CLO 26, Ser 2021-26A, Cl AR
6.182%, ICE LIBOR USD 3 Month + 0.920%, 10/18/2030 (A)(B)	1,132	1,117

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Nyctl Trust, Ser 2022-A, Cl A
2.100%, 11/10/2034 (B)	$371	$357
OCP CLO, Ser 2018-5A, Cl A1R
6.348%, ICE LIBOR USD 3 Month + 1.080%, 04/26/2031 (A)(B)	300	297
Octagon Investment Partners 30, Ser 2021-1A, Cl A1R
6.250%, ICE LIBOR USD 3 Month + 1.000%, 03/17/2030 (A)(B)	643	636
OHA Credit Funding 3, Ser 2021-3A, Cl XR
5.850%, ICE LIBOR USD 3 Month + 0.600%, 07/02/2035 (A)(B)	94	94
OneMain Financial Issuance Trust 2018-2, Ser 2018-2A, Cl A
3.570%, 03/14/2033 (B)	370	364
OZLM VII, Ser 2018-7RA, Cl A1R
6.270%, ICE LIBOR USD 3 Month + 1.010%, 07/17/2029 (A)(B)	473	469
OZLM VIII, Ser 2021-8A, Cl A1R3
6.240%, ICE LIBOR USD 3 Month + 0.980%, 10/17/2029 (A)(B)	541	536
PFS Financing, Ser 2020-A, Cl A
1.270%, 06/15/2025 (B)	620	619
PFS Financing, Ser 2020-G, Cl A
0.970%, 02/15/2026 (B)	958	923
PFS Financing, Ser 2021-B, Cl A
0.770%, 08/15/2026 (B)	900	846
SCF Equipment Leasing LLC, Ser 2022-1A, Cl A2
2.060%, 02/22/2028 (B)	532	521
Sierra Timeshare Receivables Funding LLC, Ser 2018-2A, Cl A
3.500%, 06/20/2035 (B)	113	112
SoFi Consumer Loan Program Trust, Ser 2021-1, Cl A
0.490%, 09/25/2030 (B)	135	133
SoFi Consumer Loan Program Trust, Ser 2023-1S, Cl A
5.810%, 05/15/2031 (B)	1,433	1,430
SOUND POINT CLO XVII, Ser 2021-3A, Cl A1R
6.230%, ICE LIBOR USD 3 Month + 0.980%, 10/20/2030 (A)(B)	722	704
Symphony CLO XVIII, Ser 2021-18A, Cl X
6.023%, ICE LIBOR USD 3 Month + 0.750%, 07/23/2033 (A)(B)	417	415
Symphony Static CLO I, Ser 2021-1A, Cl A
6.085%, ICE LIBOR USD 3 Month + 0.830%, 10/25/2029 (A)(B)	920	907
Upstart Securitization Trust, Ser 2021-2, Cl A
0.910%, 06/20/2031 (B)	60	59

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Upstart Securitization Trust, Ser 2021-4, Cl A
0.840%, 09/20/2031 (B)	$234	$229
Verizon Master Trust, Ser 2022-7, Cl A1A
5.230%, 11/22/2027	1,775	1,772
Vibrant CLO VI, Ser 2021-6A, Cl AR
5.913%, ICE LIBOR USD 3 Month + 0.950%, 06/20/2029 (A)(B)	491	485
Volvo Financial Equipment LLC Series, Ser 2020-1A, Cl A3
0.510%, 10/15/2024 (B)	167	165
Voya CLO, Ser 2017-1A, Cl A1R
6.162%, ICE LIBOR USD 3 Month + 0.900%, 01/18/2029 (A)(B)	442	438
Voya CLO, Ser 2018-2A, Cl A1R
6.299%, TSFR3M + 1.232%, 04/25/2031 (A)(B)	950	937
		44,563

Total Asset-Backed Securities
(Cost $94,422) ($ Thousands)		92,919

MORTGAGE-BACKED SECURITIES — 20.3%
Agency Mortgage-Backed Obligations — 5.5%
FHLMC
5.125%, 01/27/2025	950	941
5.080%, 10/25/2024	1,800	1,784
4.050%, 07/21/2025 to 08/28/2025	3,540	3,462
4.000%, 12/30/2024 to 02/28/2025	3,420	3,347
2.250%, 03/25/2025	2,150	2,046
FHLMC ARM
3.677%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.091%, 02/01/2030(A)	4	4
FHLMC CMO, Ser 2012-4030, Cl AN
1.750%, 04/15/2027	196	188
FHLMC CMO, Ser 2013-4272, Cl YG
2.000%, 11/15/2026	125	123
FHLMC CMO, Ser 2014-4379, Cl CB
2.250%, 04/15/2033	79	76
FHLMC CMO, Ser 2014-4387, Cl DA
3.000%, 01/15/2032	18	18
FHLMC CMO, Ser 2017-4721, Cl HV
3.500%, 09/15/2030	126	125
FHLMC CMO, Ser 2018-4818, Cl BD
3.500%, 03/15/2045	288	279
FHLMC Multifamily Structured Pass Through Certificates, Ser K043, Cl A2
3.062%, 12/25/2024	2,215	2,147

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates, Ser KW07, Cl A1
3.600%, 07/25/2028	$978	$953
FHLMC Multifamily Structured Pass-Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	705	677
FNMA
6.000%, 01/01/2027 to 04/01/2040	74	78
5.500%, 12/01/2023	–	–
5.000%, 02/01/2024 to 03/01/2025	–	–
3.000%, 10/01/2030	242	233
FNMA ARM
4.465%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.215%, 01/01/2029(A)	3	3
4.245%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.120%, 11/01/2025(A)	–	–
4.146%, ICE LIBOR USD 6 Month + 1.843%, 09/01/2024(A)	3	3
4.057%, ICE LIBOR USD 6 Month + 1.774%, 09/01/2024(A)	1	1
4.045%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.045%, 05/01/2028(A)	–	–
FNMA CMO, Ser 2001-33, Cl FA
5.588%, ICE LIBOR USD 1 Month + 0.450%, 07/25/2031(A)	3	3
FNMA CMO, Ser 2002-64, Cl FG
5.361%, ICE LIBOR USD 1 Month + 0.250%, 10/18/2032(A)	–	–
FNMA CMO, Ser 2012-137, Cl UE
1.750%, 09/25/2041	153	143
FNMA CMO, Ser 2013-97, Cl KA
3.000%, 11/25/2031	20	19
FNMA CMO, Ser 2016-99, Cl H
3.000%, 08/25/2043	589	567
FNMA, Ser 2017-M13, Cl FA
5.359%, LIBOR USD 1 Month + 0.400%, 10/25/2024(A)	44	43
FREMF 2015-K49 Mortgage Trust, Ser K49, Cl B
3.725%, 10/25/2048(A)(B)	750	719
FREMF Mortgage Trust, Ser K37, Cl B
4.584%, 01/25/2047(A)(B)	125	123
GNMA CMO, Ser 2015-56, Cl LB
1.500%, 04/16/2040	114	112

		18,217
Non-Agency Mortgage-Backed Obligations — 14.8%
Angel Oak Mortgage Trust I LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049(A)(B)	–	–

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust, Ser 2020-1, Cl A1
2.466%, 12/25/2059(A)(B)	$31	$29
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(B)	225	207
Angel Oak Mortgage Trust, Ser 2020-3, Cl A1
1.691%, 04/25/2065(A)(B)	311	283
Angel Oak Mortgage Trust, Ser 2020-4, Cl A1
1.469%, 06/25/2065(A)(B)	185	169
Angel Oak Mortgage Trust, Ser 2020-R1, Cl A1
0.990%, 04/25/2053(A)(B)	236	213
Angel Oak Mortgage Trust, Ser 2021-1, Cl A1
0.909%, 01/25/2066(A)(B)	595	495
Angel Oak Mortgage Trust, Ser 2021-3, Cl A1
1.068%, 05/25/2066(A)(B)	483	398
Angel Oak Mortgage Trust, Ser 2021-5, Cl A1
0.951%, 07/25/2066(A)(B)	817	672
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048(A)(B)	139	127
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
3.932%, 07/25/2035(A)	33	30
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.903%, 11/25/2035(A)	6	5
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
6.082%, LIBOR USD 1 Month + 0.975%, 08/15/2036(A)(B)	595	594
BBCMS Mortgage Trust, Ser 2020-C8, Cl A1
0.601%, 10/15/2053	383	364
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
4.799%, 06/25/2035(A)	19	19
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
4.704%, 08/25/2035(A)	40	36
Benchmark Mortgage Trust, Ser 2020-B17, Cl A2
2.211%, 03/15/2053	285	266
BFLD Trust, Ser 2020-OBRK, Cl A
7.224%, TSFR1M + 2.164%, 11/15/2028(A)(B)	840	834
BPR Trust, Ser 2021-TY, Cl A
6.157%, ICE LIBOR USD 1 Month + 1.050%, 09/15/2038(A)(B)	1,000	945

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BRAVO Residential Funding Trust, Ser 2020-NQM1, Cl A1
1.449%, 05/25/2060(A)(B)	$126	$118
BRAVO Residential Funding Trust, Ser 2021-NQM1, Cl A1
0.941%, 02/25/2049(A)(B)	251	219
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(B)	197	183
BRAVO Residential Funding Trust, Ser 2021-NQM3, Cl A1
1.699%, 04/25/2060(A)(B)	397	350
Bunker Hill Loan Depositary Trust, Ser 2020-1, Cl A1
1.724%, 02/25/2055(A)(B)	125	119
BWay Mortgage Trust, Ser 2013-1515, Cl A1
2.809%, 03/10/2033(B)	188	179
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
6.254%, TSFR1M + 1.194%, 10/15/2036(A)(B)	977	966
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
6.094%, TSFR1M + 1.034%, 10/15/2036(A)(B)	731	726
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
5.759%, ICE LIBOR USD 1 Month + 0.652%, 05/15/2038(A)(B)	1,025	993
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
5.807%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(B)	540	522
BX Commerical Mortgage Trust, Ser 2021-MFM1, Cl B
6.124%, TSFR1M + 1.064%, 01/15/2034(A)(B)	561	545
BX Trust, Ser 2021-LGCY, Cl A
5.613%, ICE LIBOR USD 1 Month + 0.506%, 10/15/2036(A)(B)	1,200	1,151
BX Trust, Ser 2022-LBA6, Cl A
6.059%, TSFR1M + 1.000%, 01/15/2039(A)(B)	670	652
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	598	573
CFMT LLC, Ser 2022-EBO2, Cl A
3.169%, 07/25/2054(A)(B)	58	55
Chase Mortgage Finance, Ser 2021-CL1, Cl M1
6.173%, SOFR30A + 1.200%, 02/25/2050(A)(B)	466	421

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
5.678%, ICE LIBOR USD 1 Month + 0.540%, 02/25/2035(A)	$8	$7
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl AAB
3.431%, 06/10/2048	889	863
Citigroup Commercial Mortgage Trust, Ser 2016-P3, Cl AAB
3.127%, 04/15/2049	138	132
Citigroup Commercial Mortgage Trust, Ser 2019-SMRT, Cl A
4.149%, 01/10/2036(B)	625	620
Citigroup Commercial Mortgage Trust, Ser P1, Cl AAB
3.470%, 09/15/2048	450	438
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
3.806%, 09/25/2034(A)	9	8
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
4.276%, 03/25/2036(A)	50	39
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
3.012%, 02/25/2058(A)(B)	164	157
COLT Funding LLC, Ser 2021-3R, Cl A1
1.051%, 12/25/2064(A)(B)	328	284
COLT Mortgage Loan Trust, Ser 2020-2, Cl A1
1.853%, 03/25/2065(A)(B)	33	32
COLT Mortgage Loan Trust, Ser 2020-2R, Cl A1
1.325%, 10/26/2065(A)(B)	161	144
COLT Mortgage Loan Trust, Ser 2020-3, Cl A1
1.506%, 04/27/2065(A)(B)	74	69
COLT Mortgage Loan Trust, Ser 2021-1, Cl A1
0.910%, 06/25/2066(A)(B)	417	336
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(B)	548	425
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A1
0.798%, 07/27/2054(B)	179	153
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(B)	941	742
COLT Mortgage Loan Trust, Ser 2021-HX1, Cl A1
1.110%, 10/25/2066(A)(B)	848	687
COLT Mortgage Pass-Through Certificates, Ser 2021-1R, Cl A1
0.857%, 05/25/2065(A)(B)	442	369

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	$9	$9
Credit Suisse Mortgage Capital Certificates, Ser 2021-NQM4, Cl A1
1.101%, 05/25/2066(A)(B)	758	619
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049(B)(C)	616	569
CSMC Trust, Ser 2021-AFC1, Cl A1
0.830%, 03/25/2056(A)(B)	463	357
CSMC, Ser 2021-NQM1, Cl A1
0.809%, 05/25/2065(A)(B)	481	405
CSMC, Ser 2021-NQM3, Cl A1
1.015%, 04/25/2066(A)(B)	754	614
Deephaven Residential Mortgage Trust, Ser 2021-1, Cl A1
0.715%, 05/25/2065(A)(B)	141	126
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A1
0.899%, 04/25/2066(A)(B)	177	153
Ellington Financial Mortgage Trust, Ser 2020-2, Cl A1
1.178%, 10/25/2065(A)(B)	60	54
Ellington Financial Mortgage Trust, Ser 2021-1, Cl A1
0.797%, 02/25/2066(A)(B)	103	87
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(B)	302	242
ELP Commercial Mortgage Trust, Ser 2021-ELP, Cl A
5.809%, ICE LIBOR USD 1 Month + 0.701%, 11/15/2038(A)(B)	1,060	1,022
Extended Stay America Trust, Ser ESH, Cl B
6.488%, ICE LIBOR USD 1 Month + 1.380%, 07/15/2038(A)(B)	487	474
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
10.138%, ICE LIBOR USD 1 Month + 5.000%, 11/25/2024(A)	85	86
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
11.038%, ICE LIBOR USD 1 Month + 5.900%, 10/25/2028(A)	331	352
GCAT Trust, Ser 2020-NQM2, Cl A1
1.555%, 04/25/2065(B)(C)	114	104
GCAT Trust, Ser 2021-CM1, Cl A
1.469%, 04/25/2065(A)(B)	620	564
GCAT Trust, Ser 2021-NQM1, Cl A1
0.874%, 01/25/2066(A)(B)	360	303
GCAT Trust, Ser 2021-NQM3, Cl A1
1.091%, 05/25/2066(A)(B)	473	387

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GCAT Trust, Ser 2021-NQM5, Cl A1
1.262%, 07/25/2066(A)(B)	$1,311	$1,048
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.351%, 11/19/2035(A)	88	75
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	210	200
GS Mortgage Securities Trust, Ser SHIP, Cl A
5.790%, TSFR1M + 0.731%, 08/15/2036(A)(B)	70	69
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
4.858%, 07/25/2035(A)	99	56
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.705%, 05/25/2037(A)	79	45
Impac CMB Trust, Ser 2004-9, Cl 1A1
5.898%, ICE LIBOR USD 1 Month + 0.760%, 01/25/2035(A)	16	15
Impac CMB Trust, Ser 2005-2, Cl 1A1
5.658%, ICE LIBOR USD 1 Month + 0.520%, 04/25/2035(A)	20	19
Impac CMB Trust, Ser 2005-3, Cl A1
5.618%, ICE LIBOR USD 1 Month + 0.480%, 08/25/2035(A)	23	21
Impac CMB Trust, Ser 2005-5, Cl A1
5.778%, ICE LIBOR USD 1 Month + 0.320%, 08/25/2035(A)	15	14
Impac CMB Trust, Ser 2005-8, Cl 1A
5.658%, ICE LIBOR USD 1 Month + 0.520%, 02/25/2036(A)	48	43
Imperial Fund Mortgage Trust, Ser 2021-NQM1, Cl A1
1.071%, 06/25/2056(A)(B)	654	552
Imperial Fund Mortgage Trust, Ser 2021-NQM2, Cl A1
1.073%, 09/25/2056(A)(B)	432	348
Imperial Fund Mortgage Trust, Ser 2021-NQM3, Cl A1
1.595%, 11/25/2056(A)(B)	438	367
JPMBB Commercial Mortgage Securities Trust, Ser C31, Cl ASB
3.540%, 08/15/2048	150	145
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
4.088%, 08/25/2035(A)	18	15
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.955%, 05/25/2037(A)	44	38
JPMorgan Mortgage Trust, Ser 2014-5, Cl A1
2.774%, 10/25/2029(A)(B)	1,083	1,024

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
5.888%, ICE LIBOR USD 1 Month + 0.750%, 04/25/2046(A)(B)	$149	$143
JPMorgan Wealth Management, Ser 2021-CL1, Cl M1
6.273%, SOFR30A + 1.300%, 03/25/2051(A)(B)	903	796
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
6.057%, LIBOR USD 1 Month + 0.800%, 05/15/2036(A)(B)	290	288
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(B)	585	584
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.831%, 06/25/2037(A)	56	35
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055(A)(B)	97	91
MFA Trust, Ser 2020-NQM1, Cl A1
1.479%, 03/25/2065(A)(B)	95	87
MFA Trust, Ser 2020-NQM3, Cl A1
1.014%, 01/26/2065(A)(B)	120	108
MFA Trust, Ser 2021-INV1, Cl A1
0.852%, 01/25/2056(A)(B)	271	239
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(B)	365	303
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl B
6.274%, TSFR1M + 1.215%, 04/15/2038(A)(B)	2,050	1,995
MHP, Ser 2021-STOR, Cl A
5.807%, ICE LIBOR USD 1 Month + 0.700%, 07/15/2038(A)(B)	325	315
MHP, Ser 2022-MHIL, Cl A
5.874%, TSFR1M + 0.815%, 01/15/2027(A)(B)	379	366
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061(A)(B)	689	666
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062(A)(B)	68	66
Mill City Mortgage Loan Trust, Ser 2018-2, Cl A1
3.500%, 05/25/2058(A)(B)	154	150
Mill City Mortgage Loan Trust, Ser 2018-4, Cl A1B
3.500%, 04/25/2066(A)(B)	937	896
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(B)	299	277

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Ser C21, Cl ASB
3.150%, 03/15/2048	$143	$138
Morgan Stanley Capital I Trust 2019-H6, Ser H6, Cl A2
3.228%, 06/15/2052	1,000	972
MortgageIT Trust, Ser 2005-5, Cl A1
5.658%, ICE LIBOR USD 1 Month + 0.520%, 12/25/2035(A)	42	40
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(B)	142	135
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057(A)(B)	349	326
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
3.916%, 09/25/2057(A)(B)	149	139
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(B)	62	57
New Residential Mortgage Loan Trust, Ser 2020-NQM1, Cl A1
2.464%, 01/26/2060(A)(B)	270	246
New Residential Mortgage Loan Trust, Ser 2020-NQM2, Cl A1
1.650%, 05/24/2060(A)(B)	116	107
New Residential Mortgage Loan Trust, Ser 2021-NQ2R, Cl A1
0.941%, 10/25/2058(A)(B)	142	127
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(B)	675	554
OBX Trust, Ser 2018-1, Cl A2
5.788%, ICE LIBOR USD 1 Month + 0.650%, 06/25/2057(A)(B)	26	24
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(B)	636	507
Paragon Mortgages, Ser 2006-12A, Cl A2C
5.541%, ICE LIBOR USD 3 Month + 0.220%, 11/15/2038(A)(B)	66	64
PRPM LLC, Ser 2021-RPL1, Cl A1
1.319%, 07/25/2051(B)(C)	235	207
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
4.752%, 07/27/2037(A)	63	52
Residential Mortgage Loan Trust, Ser 2020-1, Cl A1
2.376%, 01/26/2060(A)(B)	52	49
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
5.688%, ICE LIBOR USD 1 Month + 0.540%, 01/20/2035(A)	7	6

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048(A)(B)	$12	$11
SG Residential Mortgage Trust, Ser 2021-1, Cl A1
1.160%, 07/25/2061(A)(B)	938	742
SREIT Trust, Ser 2021-MFP, Cl B
6.187%, ICE LIBOR USD 1 Month + 1.080%, 11/15/2038(A)(B)	900	869
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(B)	321	276
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(B)	20	19
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(B)	62	57
Starwood Mortgage Residential Trust, Ser 2021-2, Cl A1
0.943%, 05/25/2065(A)(B)	165	147
Starwood Mortgage Residential Trust, Ser 2021-3, Cl A1
1.127%, 06/25/2056(A)(B)	553	450
Toorak Mortgage, Ser 2021-INV1, Cl A1
1.153%, 07/25/2056(A)(B)	411	348
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056(A)(B)	119	117
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057(A)(B)	135	134
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057(A)(B)	282	267
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
4.455%, ICE LIBOR USD 1 Month + 0.600%, 02/25/2057(A)(B)	149	149
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057(A)(B)	78	74
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/2058(A)(B)	227	217
Towd Point Mortgage Trust, Ser 2019-HY3, Cl A1A
6.138%, ICE LIBOR USD 1 Month + 1.000%, 10/25/2059(A)(B)	231	228
Towd Point Mortgage Trust, Ser 2021-SJ1, Cl A1
2.250%, 07/25/2068(A)(B)	756	704

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2022-EBO1, Cl A
2.161%, 01/25/2052(A)(B)	$280	$273
TTAN, Ser 2021-MHC, Cl B
6.208%, ICE LIBOR USD 1 Month + 1.100%, 03/15/2038(A)(B)	612	592
UBS Commercial Mortgage Trust, Ser 2017-C3, Cl ASB
3.215%, 08/15/2050	213	203
UBS Commercial Mortgage Trust, Ser 2017-C6, Cl ASB
3.504%, 12/15/2050	223	212
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(B)(C)	63	61
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(B)	87	83
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060(B)(C)	28	26
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065(B)(C)	141	129
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066(A)(B)	335	284
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(B)	257	219
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(B)	340	290
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(B)	391	349
Verus Securitization Trust, Ser 2021-R2, Cl A1
0.918%, 02/25/2064(A)(B)	491	424
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(B)	301	266
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.884%, 03/25/2036(A)	67	61
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, Cl A2
3.020%, 07/15/2058	255	246
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl ASB
3.324%, 01/15/2059	308	299

		49,565
Total Mortgage-Backed Securities
(Cost $73,021) ($ Thousands)		67,782

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 10.2%
U.S. Treasury Bills
3.052%, 07/13/2023 (D)	$1,800	$1,789
U.S. Treasury Notes
2.000%, 04/30/2024	4,525	4,393
0.375%, 04/15/2024	13,325	12,773
0.125%, 10/15/2023	4,300	4,218
0.125%, 12/15/2023	11,300	10,991

Total U.S. Treasury Obligations
(Cost $34,406) ($ Thousands)		34,164

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.6%
FHLB
5.740%, 04/08/2024	2,750	2,742
5.300%, 05/22/2024	850	846
5.300%, 05/28/2024	850	845
5.000%, 11/09/2023	850	849
4.875%, 11/07/2023	75	75
FHLB DN
4.815%, 07/21/2023(D)	1,208	1,200
4.807%, 07/14/2023(D)	236	234
FHLMC
5.820%, 03/20/2025	1,205	1,199
5.300%, 01/27/2026	1,900	1,882
FNMA
3.875%, 08/28/2024	2,225	2,183

Total U.S. Government Agency Obligations
(Cost $12,140) ($ Thousands)		12,055

MUNICIPAL BONDS — 2.2%
District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, Sub-Ser D, RB
1.672%, 10/01/2023	565	557

Illinois — 0.0%
Chicago, Transit Authority, Ser B, RB
1.838%, 12/01/2023	145	142

Massachusetts — 0.4%
Massachusetts School Building Authority, Sub-Ser B, RB
2.078%, 10/15/2023	1,345	1,329

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York — 0.9%
New York City Transitional Finance Authority Building Aid Revenue, Sub-Ser S-1B, RB, ST AID WITHHLDG
0.380%, 07/15/2023	$2,865	$2,847

South Carolina — 0.7%
South Carolina State, Public Service Authority, Ser E, RB
3.722%, 12/01/2023 (E)	2,470	2,445

Total Municipal Bonds
(Cost $7,419) ($ Thousands)		7,320

	Shares
CASH EQUIVALENT — 0.3%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	1,165,650	1,166

Total Cash Equivalent
(Cost $1,166) ($ Thousands)		1,166

	Face Amount (Thousands)
REPURCHASE AGREEMENT — 1.4%
BNP Paribas
5.05%, dated 5/31/2023 to be repurchased on 6/1/2023, repurchase price $4,600,649 (collateralized by various U.S. Government Agencies, ranging in par value $100 - $3,940,995, 0.000% - 6.000%, 6/15/2023 - 4/1/2053, with a total market value of $4,692,000) (F)	$4,600	4,600
Total Repurchase Agreement
(Cost $4,600) ($ Thousands)		4,600

Total Investments in Securities — 100.2%
(Cost $342,900) ($ Thousands)		$334,347

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Short Contracts
U.S. 5-Year Treasury Note	(23)	Sep-2023	$(2,508)	$(2,509)	$(1)
U.S. 10-Year Treasury Note	(41)	Sep-2023	(4,690)	(4,693)	(3)
			$(7,198)	$(7,202)	$(4)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Ultra Short Duration Bond Fund (Concluded)

Percentages are based on Net Assets of $333,639 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $136,513 ($ Thousands), representing 40.9% of the Net Assets of the Fund.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)	Interest rate represents the security's effective yield at the time of purchase.
(E)	Security is escrowed to maturity.
(F)	Tri-Party Repurchase Agreement.

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	114,341	–	114,341
Asset-Backed Securities	–	92,919	–	92,919
Mortgage-Backed Securities	–	67,782	–	67,782
U.S. Treasury Obligations	–	34,164	–	34,164
U.S. Government Agency Obligations	–	12,055	–	12,055
Municipal Bonds	–	7,320	–	7,320
Cash Equivalent	1,166	–	–	1,166
Repurchase Agreement	–	4,600	–	4,600
Total Investments in Securities	1,166	333,181	–	334,347

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(4)	–	–	(4)
Total Other Financial Instruments	(4)	–	–	(4)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$693	$274,632	$(274,159)	$—	$—	$1,166	$82	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS — 93.7%
Angola — 1.2%
Angola Via Avenir II BV MTN
12.772%, ICE LIBOR USD 6 Month + 7.500%, 07/03/2023 (A)		$1,514	$1,510
Angola Via Avenir Issuer II Ireland DAC
6.927%, 02/19/2027		3,520	3,252
Angolan Government International Bond
9.500%, 11/12/2025 (B)		161	160
9.375%, 05/08/2048		5,503	4,217
8.750%, 04/14/2032 (B)		3,764	3,156
8.750%, 04/14/2032		6,039	5,064
8.250%, 05/09/2028		1,346	1,197
8.250%, 05/09/2028 (B)		430	382
Angolan Government International Bond MTN
9.125%, 11/26/2049		1,432	1,066
8.000%, 11/26/2029 (B)		746	633
8.000%, 11/26/2029		741	629
			21,266

Argentina — 0.8%
Argentine Republic Government International Bond
3.500%, 07/09/2041 (C)		11,264	2,899
1.500%, 07/09/2035 (C)		25,263	5,865
1.000%, 07/09/2029		660	168
0.500%, 07/09/2029	EUR	13	3
0.500%, 07/09/2030 (C)		$7,922	2,080
Provincia de Buenos Aires MTN
5.250%, 09/01/2037 (C)		4,341	1,378
3.000%, 09/01/2037 (C)	EUR	977	229
Provincia de Cordoba
6.875%, 12/10/2025 (B)(C)		$721	565
Rio Energy
6.875%, 02/01/2025 (B)		372	262
			13,449

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Armenia — 0.1%
Armenia International Bond
3.950%, 09/26/2029		$250	$206
3.600%, 02/02/2031		2,257	1,755
			1,961

Azerbaijan — 0.8%
Azerbaijan International Bond
5.125%, 09/01/2029		2,509	2,395
Southern Gas Corridor CJSC
6.875%, 03/24/2026		7,079	7,226
6.875%, 03/24/2026 (B)(D)		512	523
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		540	555
6.950%, 03/18/2030		4,011	4,124
			14,823

Bahamas — 0.1%
Bahamas Government International Bond
6.000%, 11/21/2028		1,370	1,047

Bahrain — 0.6%
Bahrain Government International Bond
7.750%, 04/18/2035 (B)		1,181	1,162
5.450%, 09/16/2032		3,898	3,408
Bahrain Government International Bond MTN
4.250%, 01/25/2028		2,055	1,880
CBB International Sukuk Programme WLL (B)
6.250%, 10/18/2030		675	680
3.875%, 05/18/2029		1,359	1,210
Oil and Gas Holding BSCC
8.375%, 11/07/2028 (B)		810	850
8.375%, 11/07/2028		600	630
			9,820

Benin — 0.1%
Benin Government International Bond
6.875%, 01/19/2052	EUR	115	84
4.950%, 01/22/2035		1,321	962
4.875%, 01/19/2032		1,276	1,008
			2,054

Bermuda — 0.2%
Bermuda Government International Bond
5.000%, 07/15/2032		$592	582
4.750%, 02/15/2029		2,514	2,476
3.717%, 01/25/2027		393	376
2.375%, 08/20/2030		306	258
			3,692

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Bolivia — 0.0%
Bolivian Government International Bond
4.500%, 03/20/2028		$883	$528

Brazil — 6.2%
Braskem Netherlands Finance BV
7.250%, 02/13/2033 (B)		1,839	1,773
Brazil Letras do Tesouro Nacional
0.000%, 01/01/2025 (E)	BRL	9,286	1,525
Brazil Loan Trust 1
5.477%, 07/24/2023 (B)		$28	28
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,264	1,240
5.333%, 02/15/2028		645	632
Brazil Notas do Tesouro Nacional, Ser B
6.000%, 05/15/2045	BRL	435	363
6.000%, 08/15/2050		623	521
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2025		125,900	24,050
10.000%, 01/01/2027		100,252	19,051
10.000%, 01/01/2029		98,331	18,242
10.000%, 01/01/2031		36,188	6,589
Brazil Notas do Tesouro Nacional Serie B
6.000%, 05/15/2035		390	326
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/2033		41,373	7,724
Brazilian Government International Bond
6.000%, 10/20/2033		$7,633	7,484
5.625%, 01/07/2041		523	456
5.625%, 02/21/2047		2,318	1,919
5.000%, 01/27/2045		2,958	2,279
4.750%, 01/14/2050		8,711	6,301
Centrais Eletricas Brasileiras
4.625%, 02/04/2030 (B)		232	198
CSN Inova Ventures
6.750%, 01/28/2028 (B)		800	741
CSN Resources
4.625%, 06/10/2031 (B)		804	609
Iochpe-Maxion Austria GmbH
5.000%, 05/07/2028 (B)		866	709
MC Brazil Downstream Trading SARL
7.250%, 06/30/2031 (B)		1,804	1,323
7.250%, 06/30/2031		406	297
Minerva Luxembourg
4.375%, 03/18/2031 (B)		462	358
MV24 Capital BV
6.748%, 06/01/2034 (B)		550	487
Nexa Resources
5.375%, 05/04/2027 (B)		4,041	3,693
Suzano Austria GmbH
7.000%, 03/16/2047 (B)		572	569
6.000%, 01/15/2029		406	402

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.000%, 01/15/2030		$687	$637
			110,526

Cameroon — 0.0%
Cameroon International Bond
5.950%, 07/07/2032	EUR	823	596

Cayman Islands — 0.1%
Neon Capital MTN
2.216%, 01/06/2028 (A)(H)	JPY	285,987	1,822

Chile — 2.6%
ALFA Desarrollo SPA
4.550%, 09/27/2051 (B)		$352	255
ATP Tower Holdings LLC
4.050%, 04/27/2026 (B)	CLP	381	326
Banco de Credito e Inversiones
3.500%, 10/12/2027 (B)		$1,691	1,567
Bonos de la Tesoreria de la Republica
1.900%, 09/01/2030	CLP	1,322,325	1,591
Bonos de la Tesoreria de la Republica en pesos
7.000%, 05/01/2034 (B)		4,026,535	5,624
6.000%, 04/01/2033 (B)		3,635,000	4,690
6.000%, 01/01/2043		570,000	764
5.000%, 10/01/2028 (B)		1,420,000	1,699
5.000%, 03/01/2035		690,000	820
4.700%, 09/01/2030 (B)		3,330,000	3,956
4.500%, 03/01/2026		3,110,000	3,687
2.800%, 10/01/2033 (B)		625,000	617
Cencosud
4.375%, 07/17/2027 (B)		$2,283	2,188
Chile Government International Bond
4.000%, 01/31/2052 (D)		625	500
3.860%, 06/21/2047		785	628
3.500%, 01/31/2034		336	297
3.250%, 09/21/2071		574	366
3.100%, 05/07/2041		597	446
3.100%, 01/22/2061		730	468
2.750%, 01/31/2027		1,406	1,321
2.550%, 01/27/2032		559	480
2.550%, 07/27/2033		6,375	5,236
2.450%, 01/31/2031		273	237
1.875%, 05/27/2030	EUR	230	213
Empresa de los Ferrocarriles del Estado
3.830%, 09/14/2061		$500	335
3.068%, 08/18/2050		300	185
Empresa Nacional del Petroleo
6.150%, 05/10/2033 (B)		218	217
4.500%, 09/14/2047		350	262
3.450%, 09/16/2031 (B)		504	418
Nacional del Cobre de Chile
5.125%, 02/02/2033 (B)		2,508	2,492

SEI Institutional Investments Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.125%, 02/02/2033		$2,527	$2,511
3.750%, 01/15/2031 (B)		234	213
3.700%, 01/30/2050 (B)		469	348
3.000%, 09/30/2029		1,050	928
3.000%, 09/30/2029 (B)		390	345
			46,230

China — 3.2%
Alibaba Group Holding Ltd
3.250%, 02/09/2061		208	129
Blossom Joy
3.100% (A)(F)		243	231
China Government Bond
3.810%, 09/14/2050	CNY	8,700	1,369
3.720%, 04/12/2051		3,800	590
3.530%, 10/18/2051		11,560	1,740
3.280%, 12/03/2027		18,800	2,741
3.270%, 11/19/2030		9,100	1,338
3.190%, 04/15/2053		430	62
3.120%, 10/25/2052		14,570	2,052
3.020%, 10/22/2025		35,100	5,026
3.010%, 05/13/2028		2,000	288
2.910%, 10/14/2028		5,000	716
2.890%, 11/18/2031		3,000	427
2.880%, 02/25/2033		58,040	8,275
2.800%, 03/24/2029		4,700	667
2.800%, 03/25/2030		30,960	4,388
2.790%, 12/15/2029		2,000	283
2.790%, 12/15/2029		4,500	637
2.750%, 06/15/2029		5,000	708
2.690%, 08/12/2026		6,000	852
2.640%, 01/15/2028		84,800	12,013
2.620%, 09/25/2029		4,000	561
2.600%, 09/01/2032		3,300	458
China Government International Bond
3.250%, 10/19/2023		$1,975	1,964
1.250%, 10/26/2026 (B)		843	760
0.550%, 10/21/2025		428	390
0.400%, 10/21/2023		3,404	3,348
Chinalco Capital Holdings Ltd
4.100% (A)(F)		307	301
2.125%, 06/03/2026		632	577
Dianjian Haiyu Ltd
4.300% (A)(F)		205	202
ENN Clean Energy International Investment
3.375%, 05/12/2026 (B)		308	283
Meituan
3.050%, 10/28/2030		238	188
Minmetals Bounteous Finance BVI
3.375% (A)(F)		1,080	1,048
Powerchina Roadbridge Group British Virgin Islands
3.080% (A)(F)		423	395

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Shimao Group Holdings
5.600%, 07/15/2026 (G)		$2,542	$266
5.200%, 01/30/2025		2,111	220
Tencent Holdings MTN
3.240%, 06/03/2050 (B)		620	409
Wanda Properties International
7.250%, 01/29/2024		1,217	694
Wanda Properties Overseas
6.875%, 07/23/2023		244	215
			56,811

Colombia — 5.1%
AI Candelaria Spain (B)
7.500%, 12/15/2028		537	487
5.750%, 06/15/2033		1,280	900
Colombia Government International Bond
9.850%, 06/28/2027	COP	7,914,000	1,625
9.850%, 06/28/2027		994,000	204
8.000%, 04/20/2033		$7,871	7,905
7.500%, 02/02/2034		4,988	4,779
6.125%, 01/18/2041		5,764	4,505
5.625%, 02/26/2044		1,555	1,121
5.200%, 05/15/2049		4,415	2,977
5.000%, 06/15/2045		1,538	1,019
4.500%, 03/15/2029		1,032	898
4.125%, 02/22/2042		1,278	788
3.875%, 02/15/2061		1,115	605
3.000%, 01/30/2030		2,574	1,976
Colombian TES
13.250%, 02/09/2033	COP	8,553,700	2,161
10.000%, 07/24/2024		7,805,900	1,760
9.250%, 05/28/2042		14,241,200	2,692
7.750%, 09/18/2030		7,800,300	1,487
7.500%, 08/26/2026		38,821,500	8,014
7.250%, 10/18/2034		32,194,400	5,440
7.250%, 10/26/2050		6,253,600	929
7.000%, 03/26/2031		32,245,900	5,778
7.000%, 03/26/2031		1,757,100	315
7.000%, 06/30/2032		38,063,500	6,609
6.250%, 11/26/2025		5,300,000	1,090
6.250%, 07/09/2036		7,097,200	1,064
6.000%, 04/28/2028		44,291,000	8,221
5.750%, 11/03/2027		34,151,600	6,394
Ecopetrol
8.875%, 01/13/2033		$1,909	1,867
6.875%, 04/29/2030		686	614
5.875%, 11/02/2051		504	323
Empresas Publicas de Medellin ESP (B)
8.375%, 11/08/2027	COP	4,600,000	786
7.625%, 09/10/2024		2,224,000	460
7.625%, 09/10/2024		1,827,000	378
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (B)		1,408,000	294

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.875%, 08/12/2024	COP	1,095,000	$229
Geopark
5.500%, 01/17/2027 (B)		$1,056	862
Gran Tierra Energy
7.750%, 05/23/2027 (B)		754	545
Grupo Aval
4.375%, 02/04/2030 (B)		1,083	804
Millicom International Cellular
5.125%, 01/15/2028 (B)		733	631
SierraCol Energy Andina LLC
6.000%, 06/15/2028 (B)		1,819	1,333
			90,869

Costa Rica — 0.4%
Costa Rica Government International Bond
7.000%, 04/04/2044		1,332	1,298
7.000%, 04/04/2044		780	761
6.550%, 04/03/2034 (B)		2,806	2,833
6.550%, 04/03/2034		3,043	3,073
			7,965

Côte d'Ivoire — 0.7%
Ivory Coast Government International Bond
6.875%, 10/17/2040	EUR	2,734	2,118
6.625%, 03/22/2048		1,137	821
6.625%, 03/22/2048		4,244	3,065
6.625%, 03/22/2048 (B)		373	269
6.125%, 06/15/2033		$944	816
5.875%, 10/17/2031	EUR	467	405
5.875%, 10/17/2031 (B)		198	172
5.250%, 03/22/2030		3,104	2,701
4.875%, 01/30/2032		1,656	1,333
			11,700

Czechia — 2.4%
Czech Republic Government Bond
6.000%, 02/26/2026	CZK	18,550	850
5.500%, 12/12/2028		114,570	5,345
5.000%, 09/30/2030		17,000	779
4.200%, 12/04/2036		12,390	537
3.500%, 05/30/2035		55,110	2,240
2.750%, 07/23/2029		97,840	3,923
2.500%, 08/25/2028		193,090	7,753
2.400%, 09/17/2025		18,270	765
2.000%, 10/13/2033		167,300	5,931
1.950%, 07/30/2037		67,030	2,216
1.750%, 06/23/2032		39,200	1,401
1.500%, 04/24/2040		49,440	1,410
1.200%, 03/13/2031		48,800	1,707
1.000%, 06/26/2026		77,590	3,080
0.950%, 05/15/2030		47,180	1,656
0.250%, 02/10/2027		29,920	1,129

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
0.050%, 11/29/2029	CZK	62,880	$2,099
			42,821

Dominican Republic — 2.0%
Dominican Republic Central Bank Notes
13.000%, 12/05/2025 (B)	DOP	405,090	7,621
Dominican Republic International Bond
9.750%, 06/05/2026		24,700	450
7.450%, 04/30/2044		$2,024	1,931
7.450%, 04/30/2044 (B)		587	560
7.050%, 02/03/2031		954	947
7.050%, 02/03/2031 (B)		2,825	2,803
6.850%, 01/27/2045		2,018	1,784
6.500%, 02/15/2048		6,323	5,283
6.400%, 06/05/2049		750	619
6.000%, 02/22/2033		7,040	6,412
5.875%, 01/30/2060		4,838	3,581
5.300%, 01/21/2041		2,174	1,683
4.500%, 01/30/2030		1,592	1,372
			35,046

Ecuador — 0.7%
Ecuador Government International Bond
5.500%, 07/31/2030 (C)		5,320	2,568
5.500%, 07/31/2030 (B)(C)		6,034	2,912
2.500%, 07/31/2035 (B)(C)		3,646	1,244
2.500%, 07/31/2035 (C)		14,462	4,936
1.500%, 07/31/2040 (B)(C)		1,527	481
0.000%, 07/31/2030 (B)(E)		1,489	433
0.000%, 07/31/2030 (E)		100	29
			12,603

Egypt — 1.3%
Egypt Government Bond
14.664%, 10/06/2030	EGP	7,247	154
Egypt Government International Bond
8.875%, 05/29/2050		$3,290	1,692
8.875%, 05/29/2050 (B)		2,184	1,124
8.700%, 03/01/2049 (B)		254	130
7.625%, 05/29/2032		6,776	3,735
Egypt Government International Bond MTN
8.750%, 09/30/2051 (B)		1,231	627
8.500%, 01/31/2047		5,044	2,530
7.300%, 09/30/2033		2,410	1,289
7.053%, 01/15/2032 (B)		1,127	615
6.375%, 04/11/2031	EUR	2,820	1,582
6.375%, 04/11/2031 (B)		1,498	840
5.800%, 09/30/2027		$1,230	769
5.800%, 09/30/2027 (B)		4,984	3,115
5.625%, 04/16/2030	EUR	1,081	611
4.750%, 04/11/2025		633	505
4.750%, 04/11/2025 (B)		325	259
4.750%, 04/16/2026		1,886	1,333
4.750%, 04/16/2026 (B)		664	469

SEI Institutional Investments Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Egyptian Financial for Sovereign Taskeek
10.875%, 02/28/2026 (B)		$1,350	$1,219
			22,598

El Salvador — 0.5%
El Salvador Government International Bond
9.500%, 07/15/2052		10,583	5,946
8.625%, 02/28/2029		2,396	1,439
8.250%, 04/10/2032		747	435
7.650%, 06/15/2035		283	149
7.125%, 01/20/2050		328	161
6.375%, 01/18/2027 (B)		396	252
			8,382

Ethiopia — 0.1%
Ethiopia International Bond
6.625%, 12/11/2024		431	293
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (B)		2,799	1,899
			2,192

Gabon — 0.2%
Gabon Government International Bond
7.000%, 11/24/2031 (B)		1,405	1,100
7.000%, 11/24/2031		233	183
6.950%, 06/16/2025 (B)		945	897
6.625%, 02/06/2031 (B)		1,930	1,508
6.625%, 02/06/2031		350	273
6.375%, 12/12/2024 (B)		466	450
			4,411

Georgia — 0.0%
Georgian Railway JSC
4.000%, 06/17/2028 (B)		686	584

Ghana — 0.8%
Ghana Government Bond
19.250%, 12/18/2023	GHS	5,730	460
Ghana Government International Bond
10.750%, 10/14/2030		$6,925	4,690
10.750%, 10/14/2030 (B)		976	661
8.950%, 03/26/2051 (B)		2,983	1,134
8.875%, 05/07/2042 (G)		1,946	739
8.875%, 05/07/2042 (B)		180	68
8.750%, 03/11/2061 (G)		1,039	394
8.625%, 04/07/2034 (G)		4,530	1,808
8.625%, 04/07/2034 (B)		411	164
7.875%, 02/11/2035 (G)		2,047	819
7.750%, 04/07/2029 (G)		1,321	528
7.625%, 05/16/2029 (G)		3,054	1,225
6.375%, 02/11/2027 (B)		403	162
Tullow Oil (B)
10.250%, 05/15/2026		477	355

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.000%, 03/01/2025		$1,747	$941
			14,148

Guatemala — 0.4%
CT Trust
5.125%, 02/03/2032 (B)		1,164	918
Guatemala Government Bond
6.125%, 06/01/2050		370	334
5.375%, 04/24/2032		810	766
5.250%, 08/10/2029		2,527	2,394
4.650%, 10/07/2041		247	194
4.500%, 05/03/2026		941	901
3.700%, 10/07/2033 (B)		1,845	1,480
3.700%, 10/07/2033		1,055	847
			7,834

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027		479	433
5.625%, 06/24/2030		1,843	1,471
			1,904

Hong Kong — 0.0%
NWD
4.125%, 07/18/2029		1,026	812

Hungary — 2.4%
Hungary Government Bond
6.750%, 10/22/2028	HUF	2,660,060	6,994
5.500%, 06/24/2025		556,130	1,442
4.750%, 11/24/2032		1,687,350	3,839
4.500%, 03/23/2028		1,854,620	4,448
4.500%, 05/27/2032		265,230	599
3.250%, 10/22/2031		741,990	1,557
3.000%, 10/27/2027		837,910	1,896
3.000%, 08/21/2030		445,360	945
3.000%, 10/27/2038		1,832,610	3,187
2.250%, 04/20/2033		428,990	787
2.000%, 05/23/2029		1,383,570	2,857
Hungary Government International Bond
6.750%, 09/25/2052 (B)		$2,572	2,594
6.125%, 05/22/2028 (B)		1,752	1,780
4.250%, 06/16/2031	EUR	1,088	1,066
3.125%, 09/21/2051		$3,975	2,366
3.125%, 09/21/2051 (B)		584	348
2.125%, 09/22/2031		1,259	957
2.125%, 09/22/2031 (B)		1,200	912
1.750%, 06/05/2035	EUR	2,232	1,620
1.500%, 11/17/2050		800	420
Magyar Export-Import Bank Zrt
6.125%, 12/04/2027 (B)		$2,232	2,215
			42,829

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
India — 0.5%
Adani Electricity Mumbai
3.949%, 02/12/2030		$1,169	$881
3.949%, 02/12/2030 (B)		720	543
Export-Import Bank of India MTN
3.250%, 01/15/2030		1,179	1,050
2.250%, 01/13/2031		1,052	853
Greenko Power II
4.300%, 12/13/2028		678	577
Network i2i
5.650%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.277% (A)(B)(F)		290	280
Power Finance MTN
3.950%, 04/23/2030 (B)		786	708
Reliance Industries (B)
3.625%, 01/12/2052		986	699
2.875%, 01/12/2032		1,175	987
UPL
4.625%, 06/16/2030		701	600
Vedanta Resources Finance II
13.875%, 01/21/2024 (B)		403	367
8.950%, 03/11/2025		1,070	796
			8,341

Indonesia — 6.9%
Freeport Indonesia
6.200%, 04/14/2052 (B)		949	845
Freeport Indonesia MTN
5.315%, 04/14/2032		929	870
5.315%, 04/14/2032 (B)		446	417
Indonesia Asahan Aluminium (B)
5.800%, 05/15/2050		1,683	1,491
5.710%, 11/15/2023		866	863
Indonesia Government International Bond
8.500%, 10/12/2035		2,310	3,002
8.500%, 10/12/2035		400	520
5.650%, 01/11/2053		3,089	3,209
4.850%, 01/11/2033		4,558	4,593
4.750%, 02/11/2029		534	534
4.650%, 09/20/2032		2,109	2,090
4.550%, 01/11/2028		2,380	2,372
4.150%, 09/20/2027		1,990	1,950
3.550%, 03/31/2032		613	563
3.500%, 01/11/2028		2,736	2,609
3.500%, 02/14/2050		1,247	938
2.850%, 02/14/2030		2,107	1,899
1.400%, 10/30/2031	EUR	1,430	1,207
1.300%, 03/23/2034		1,087	847
1.100%, 03/12/2033		1,000	787
Indonesia Government International Bond MTN
5.250%, 01/17/2042		$911	911

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
3.750%, 06/14/2028	EUR	712	$751
Indonesia Treasury Bond
9.000%, 03/15/2029	IDR	53,386,000	4,031
8.750%, 05/15/2031		76,955,000	5,854
8.375%, 03/15/2034		22,103,000	1,681
8.375%, 04/15/2039		69,773,000	5,393
8.250%, 05/15/2029		49,702,000	3,643
8.250%, 05/15/2036		102,313,000	7,727
8.125%, 05/15/2024		91,317,000	6,220
7.500%, 08/15/2032		30,597,000	2,182
7.500%, 06/15/2035		50,500,000	3,611
7.500%, 05/15/2038		26,201,000	1,867
7.500%, 04/15/2040		41,557,000	2,971
7.125%, 06/15/2038		13,000,000	909
7.125%, 06/15/2042		26,217,000	1,810
7.125%, 06/15/2043		57,313,000	4,005
7.000%, 05/15/2027		27,100,000	1,870
7.000%, 09/15/2030		25,316,000	1,750
7.000%, 02/15/2033		111,298,000	7,750
6.875%, 08/15/2051		41,800,000	2,791
6.625%, 05/15/2033		16,461,000	1,112
6.500%, 06/15/2025		12,559,000	849
6.500%, 02/15/2031		10,160,000	681
6.375%, 08/15/2028		52,106,000	3,528
6.375%, 04/15/2032		99,313,000	6,596
6.375%, 07/15/2037		2,200,000	143
5.125%, 04/15/2027		26,605,000	1,729
Medco Bell Pte
6.375%, 01/30/2027 (B)		$626	564
Minejesa Capital BV (B)
5.625%, 08/10/2037		1,448	1,142
4.625%, 08/10/2030		582	520
Pertamina Persero MTN
3.650%, 07/30/2029 (B)		985	911
Perusahaan Penerbit SBSN Indonesia III
4.700%, 06/06/2032		512	513
Perusahaan Perseroan Persero Perusahaan Listrik Negara
1.875%, 11/05/2031 (B)	EUR	1,143	916
1.875%, 11/05/2031		350	280
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
6.150%, 05/21/2048		$1,070	1,029
5.250%, 10/24/2042		1,097	964
5.250%, 05/15/2047		710	611
4.375%, 02/05/2050 (B)		355	265
3.375%, 02/05/2030		206	181
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (B)		1,015	976
			122,843

SEI Institutional Investments Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Iraq — 0.0%
Iraq Government International Bond
5.800%, 01/15/2028		$259	$239

Israel — 0.2%
Bank Leumi Le-Israel
3.275%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.631%, 01/29/2031 (A)(B)		592	526
Israel Government International Bond
4.500%, 01/17/2033		1,703	1,672
4.500%, 04/03/2120		1,243	973
Leviathan Bond
6.750%, 06/30/2030 (B)		550	507
			3,678

Jordan — 0.4%
Jordan Government International Bond
7.750%, 01/15/2028 (B)		392	393
7.500%, 01/13/2029 (B)		3,467	3,418
7.500%, 01/13/2029		437	431
7.375%, 10/10/2047 (B)		1,017	848
7.375%, 10/10/2047		920	767
5.850%, 07/07/2030 (B)		850	760
			6,617

Kazakhstan — 1.0%
Kazakhstan Government International Bond
4.875%, 10/14/2044		2,424	2,164
4.875%, 10/14/2044 (B)		1,180	1,053
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045 (B)		1,548	1,600
2.375%, 11/09/2028 (B)	EUR	750	718
1.500%, 09/30/2034		1,975	1,492
KazMunayGas National JSC
6.375%, 10/24/2048 (B)		$2,818	2,297
6.375%, 10/24/2048		350	285
5.750%, 04/19/2047 (B)		2,560	1,964
5.375%, 04/24/2030 (B)		1,295	1,171
3.500%, 04/14/2033		829	620
KazMunayGas National JSC MTN
5.375%, 04/24/2030		2,069	1,871
5.375%, 04/24/2030		1,549	1,401
QazaqGaz NC JSC
4.375%, 09/26/2027 (B)		533	494
4.375%, 09/26/2027		341	316
Tengizchevroil Finance International
3.250%, 08/15/2030 (B)		630	472
			17,918

Kenya — 0.5%
Kenya Government International Bond
8.250%, 02/28/2048		1,617	1,184

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
8.000%, 05/22/2032		$570	$458
7.000%, 05/22/2027		2,871	2,458
7.000%, 05/22/2027 (B)		423	362
6.875%, 06/24/2024 (B)		4,165	3,826
6.300%, 01/23/2034		540	385
			8,673

Kuwait — 0.1%
Meglobal Canada ULC MTN
5.875%, 05/18/2030 (B)		250	254
NBK SPC
1.625%, U.S. SOFR + 1.050%, 09/15/2027 (A)(B)		1,000	896
NBK Tier 1 Financing 2
4.500%, CMTUSD6Y + 2.832% (A)(B)(F)		693	637
			1,787

Lebanon — 0.3%
Lebanon Government International Bond
8.250%, 05/17/2034 (G)		11,222	626
8.200%, 05/17/2033 (G)		3,557	201
6.850%, 03/23/2027 (G)		1,116	60
6.750%, 11/29/2027 (G)		3,188	175
6.650%, 04/22/2024 (G)		2,000	110
6.000%, 01/27/2023 (G)		738	43
Lebanon Government International Bond MTN
8.250%, 04/12/2021 (G)		21,714	1,241
7.000%, 03/20/2028 (G)		2,671	153
6.850%, 05/25/2029 (G)		2,941	164
6.650%, 11/03/2028 (G)		2,959	161
6.650%, 02/26/2030 (G)		2,063	114
6.600%, 11/27/2026 (G)		2,218	123
6.400%, 05/26/2023 (G)		2,645	155
6.375%, 12/31/2023 (G)		8,235	483
6.250%, 05/27/2022 (G)		409	24
6.150%, 12/31/2023 (G)		4,039	237
6.100%, 10/04/2022 (G)		4,459	261
6.100%, 10/04/2022 (G)		3,411	200
5.800%, 04/14/2023 (G)		6,282	368
			4,899

Macao — 0.0%
Studio City Finance (B)
6.500%, 01/15/2028		507	416
6.000%, 07/15/2025		119	107
			523

Malaysia — 5.3%
Malaysia Government Bond
5.248%, 09/15/2028	MYR	4,975	1,160
4.935%, 09/30/2043		1,200	285
4.921%, 07/06/2048		3,873	932

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.893%, 06/08/2038	MYR	7,000	$1,668
4.762%, 04/07/2037		3,291	768
4.696%, 10/15/2042		4,165	973
4.504%, 04/30/2029		10,966	2,476
4.498%, 04/15/2030		3,507	799
4.392%, 04/15/2026		5,125	1,139
4.254%, 05/31/2035		17,785	3,958
4.232%, 06/30/2031		2,000	445
4.181%, 07/15/2024		22	5
4.065%, 06/15/2050		9,665	2,043
4.059%, 09/30/2024		6,000	1,311
3.955%, 09/15/2025		55,941	12,261
3.906%, 07/15/2026		26,876	5,906
3.900%, 11/30/2026		9,147	2,005
3.899%, 11/16/2027		14,200	3,118
3.885%, 08/15/2029		16,087	3,511
3.882%, 03/14/2025		20,270	4,435
3.828%, 07/05/2034		44,915	9,649
3.757%, 05/22/2040		29,917	6,251
3.733%, 06/15/2028		37,396	8,138
3.582%, 07/15/2032		11,975	2,566
3.502%, 05/31/2027		9,112	1,969
2.632%, 04/15/2031		32,341	6,455
Malaysia Government Investment Issue
4.369%, 10/31/2028		2,000	448
4.119%, 11/30/2034		5,418	1,190
4.070%, 09/30/2026		14,000	3,091
Malaysia Wakala Sukuk
2.070%, 04/28/2031		$1,770	1,539
Petronas Capital MTN
4.550%, 04/21/2050		1,931	1,775
3.500%, 04/21/2030		1,424	1,333
2.480%, 01/28/2032		1,588	1,350
			94,952

Mexico — 8.9%
Alpek
4.250%, 09/18/2029 (B)		946	847
America Movil
7.125%, 12/09/2024	MXN	23,310	1,227
Banco Mercantil del Norte (B)(F)
7.500%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 5.470% (A)		$623	537
6.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.967% (A)		3,302	3,081
Cemex (B)
9.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.907% (A)(F)		1,797	1,804
5.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.534% (A)(F)		277	244
3.875%, 07/11/2031		782	650

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	52,305	$2,685
6.264%, 02/15/2052 (B)		$405	335
4.750%, 02/23/2027 (B)		364	347
4.688%, 05/15/2029 (B)		2,843	2,539
3.875%, 07/26/2033		800	610
3.348%, 02/09/2031 (B)		605	477
Mexican Bonos
10.000%, 12/05/2024	MXN	70,578	3,935
8.500%, 05/31/2029		296,936	16,462
8.500%, 11/18/2038		201,610	10,878
8.000%, 11/07/2047		149,262	7,557
7.750%, 05/29/2031		392,235	20,727
7.750%, 11/13/2042		195,743	9,699
7.500%, 06/03/2027		268,312	14,271
7.500%, 05/26/2033		9,600	494
5.750%, 03/05/2026		19,946	1,019
5.750%, 03/05/2026		54,364	2,778
Mexico Cetes
0.000%, 02/06/2025 (E)		1,114,585	5,228
Mexico City Airport Trust
5.500%, 07/31/2047 (B)		$1,068	817
Mexico Government International Bond
6.350%, 02/09/2035		867	914
6.338%, 05/04/2053		3,963	3,974
4.875%, 05/19/2033		713	681
3.771%, 05/24/2061		1,999	1,328
3.750%, 04/19/2071		1,195	781
2.659%, 05/24/2031		3,853	3,199
2.375%, 02/11/2030	EUR	1,170	1,097
2.250%, 08/12/2036		608	469
Mexico Government International Bond MTN
5.750%, 10/12/2110		$3,650	3,178
Minera Mexico
4.500%, 01/26/2050 (B)		870	657
Petroleos Mexicanos
10.000%, 02/07/2033 (B)		1,371	1,230
10.000%, 02/07/2033		8,746	7,844
7.690%, 01/23/2050		2,789	1,808
6.840%, 01/23/2030		813	634
6.700%, 02/16/2032		2,053	1,538
6.625%, 06/15/2035		8,114	5,482
6.625%, 06/15/2038		205	132
6.500%, 03/13/2027		2,187	1,894
6.500%, 01/23/2029		1,032	843
6.500%, 06/02/2041		646	398
6.490%, 01/23/2027		763	660
6.375%, 01/23/2045		1,124	658
6.350%, 02/12/2048		537	313
5.950%, 01/28/2031		2,484	1,783
5.350%, 02/12/2028		576	465

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
Petroleos Mexicanos MTN
6.750%, 09/21/2047	$4,228	$2,552
Poinsettia Finance
6.625%, 06/17/2031	7,485	6,194
Tierra Mojada Luxembourg II Sarl
5.750%, 12/01/2040 (B)	262	226
		160,180

Mongolia — 0.4%
Development Bank of Mongolia LLC
7.250%, 10/23/2023 (B)	1,149	1,135
Mongolia Government International Bond
8.650%, 01/19/2028 (B)	2,182	2,155
8.650%, 01/19/2028	230	227
5.125%, 04/07/2026	846	753
3.500%, 07/07/2027	1,586	1,285
Mongolia Government International Bond MTN
8.750%, 03/09/2024	1,231	1,231
		6,786

Morocco — 0.3%
Morocco Government International Bond
6.500%, 09/08/2033 (B)	1,358	1,383
6.500%, 09/08/2033	1,131	1,152
5.950%, 03/08/2028 (B)	2,161	2,186
5.500%, 12/11/2042	260	220
4.000%, 12/15/2050	435	288
		5,229

Mozambique — 0.1%
Mozambique International Bond
5.000%, 09/15/2031 (B)(C)	1,981	1,390
5.000%, 09/15/2031 (C)	400	281
		1,671

Nigeria — 0.9%
IHS Netherlands Holdco BV
8.000%, 09/18/2027 (B)	399	356
Nigeria Government International Bond
9.248%, 01/21/2049	324	245
8.747%, 01/21/2031	2,566	2,143
7.875%, 02/16/2032	1,402	1,099
Nigeria Government International Bond MTN
8.375%, 03/24/2029 (B)	2,094	1,812
8.375%, 03/24/2029	3,584	3,101
8.250%, 09/28/2051	996	673
7.375%, 09/28/2033 (B)	3,148	2,310
7.375%, 09/28/2033	3,908	2,868
6.500%, 11/28/2027 (B)	689	581
6.125%, 09/28/2028 (B)	2,044	1,645
		16,833

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
Oman — 1.2%
Oman Government International Bond
7.375%, 10/28/2032 (B)	$1,101	$1,200
7.000%, 01/25/2051	1,517	1,468
6.750%, 10/28/2027 (B)	1,605	1,661
6.750%, 10/28/2027	5,940	6,149
6.750%, 01/17/2048 (B)	2,562	2,408
6.750%, 01/17/2048	4,047	3,804
6.500%, 03/08/2047 (B)	897	818
6.500%, 03/08/2047	300	273
6.250%, 01/25/2031	618	626
5.625%, 01/17/2028 (B)	2,879	2,850
Oman Government International Bond MTN
6.000%, 08/01/2029 (B)	367	367
		21,624

Pakistan — 0.2%
Pakistan Government International Bond
8.250%, 09/30/2025	836	357
8.250%, 09/30/2025 (B)	335	143
6.875%, 12/05/2027 (B)	1,073	401
6.875%, 12/05/2027	904	338
Pakistan Government International Bond MTN
7.375%, 04/08/2031	2,889	1,040
6.000%, 04/08/2026 (B)	3,357	1,267
6.000%, 04/08/2026	307	116
		3,662

Panama — 1.5%
Aeropuerto Internacional de Tocumen
5.125%, 08/11/2061 (B)	469	352
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (B)	633	553
Banco Nacional de Panama
2.500%, 08/11/2030 (B)	1,160	923
Empresa de Transmision Electrica
5.125%, 05/02/2049 (B)	873	694
Panama Bonos del Tesoro
3.362%, 06/30/2031	2,115	1,818
Panama Government International Bond
9.375%, 04/01/2029	448	545
8.125%, 04/28/2034	699	822
6.853%, 03/28/2054	4,456	4,567
6.700%, 01/26/2036	1,489	1,589
6.400%, 02/14/2035	9,624	10,061
4.500%, 04/16/2050	1,018	774
4.500%, 04/01/2056	1,935	1,429
4.500%, 01/19/2063	1,771	1,270
4.300%, 04/29/2053	360	263
2.252%, 09/29/2032	350	269

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Telecomunicaciones Digitales
4.500%, 01/30/2030 (B)		$227	$187
			26,116

Papua New Guinea — 0.0%
Papua New Guinea Government International Bond
8.375%, 10/04/2028		850	764

Paraguay — 0.3%
Bioceanico Sovereign Certificate Ltd
0.000%, 06/05/2034 (E)		338	237
Paraguay Government International Bond
6.100%, 08/11/2044		1,480	1,377
5.600%, 03/13/2048		1,167	1,002
5.400%, 03/30/2050		946	792
4.950%, 04/28/2031		356	341
3.849%, 06/28/2033		1,491	1,279
2.739%, 01/29/2033		1,210	959
			5,987

Peru — 3.5%
ABY Transmission Sur
6.875%, 04/30/2043 (B)		305	286
Fondo MIVIVIENDA
7.000%, 02/14/2024 (B)	PEN	5,422	1,448
Kallpa Generacion SA
4.125%, 08/16/2027 (B)		$875	809
Peru Government Bond
6.950%, 08/12/2031	PEN	3,834	1,038
6.900%, 08/12/2037		1,744	462
6.350%, 08/12/2028		1,303	352
6.150%, 08/12/2032		43,300	11,038
5.940%, 02/12/2029		24,573	6,452
5.400%, 08/12/2034		25,177	5,951
5.350%, 08/12/2040		3,082	688
5.200%, 09/12/2023		1,204	327
Peruvian Government International Bond
8.200%, 08/12/2026		18	5
6.950%, 08/12/2031		14,850	4,021
6.900%, 08/12/2037		4,039	1,071
6.850%, 02/12/2042		882	231
6.350%, 08/12/2028		20,724	5,597
5.400%, 08/12/2034		1,738	411
4.125%, 08/25/2027		$870	853
3.750%, 03/01/2030	EUR	170	173
3.300%, 03/11/2041		$577	429
3.230%, 07/28/2121		2,642	1,504
3.000%, 01/15/2034		1,681	1,374
2.783%, 01/23/2031		5,009	4,269
1.950%, 11/17/2036	EUR	2,211	1,633
1.250%, 03/11/2033		3,208	2,473

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Petroleos del Peru
5.625%, 06/19/2047		$8,793	$5,339
5.625%, 06/19/2047 (B)		1,432	869
4.750%, 06/19/2032		2,576	1,845
4.750%, 06/19/2032 (B)		1,695	1,214
			62,162

Philippines — 1.0%
Philippine Government International Bond
6.375%, 10/23/2034		300	338
5.609%, 04/13/2033		211	226
5.500%, 01/17/2048		2,566	2,656
5.170%, 10/13/2027		1,237	1,270
5.000%, 07/17/2033		1,905	1,945
5.000%, 01/13/2037		681	679
2.950%, 05/05/2045		1,200	854
2.650%, 12/10/2045		2,966	2,001
1.950%, 01/06/2032		6,405	5,192
1.750%, 04/28/2041	EUR	606	417
1.648%, 06/10/2031		$2,040	1,629
			17,207

Poland — 3.5%
Bank Gospodarstwa Krajowego MTN
5.375%, 05/22/2033 (B)		1,376	1,375
5.375%, 05/22/2033		575	574
5.125%, 02/22/2033	EUR	1,154	1,276
Poland Government Bond
7.500%, 07/25/2028	PLN	30,195	7,565
3.750%, 05/25/2027		19,013	4,120
3.250%, 07/25/2025		12,260	2,730
2.750%, 04/25/2028		4,835	986
2.750%, 10/25/2029		27,769	5,444
2.500%, 07/25/2026		36,876	7,834
2.500%, 07/25/2027		18,610	3,842
1.750%, 04/25/2032		57,116	9,572
1.250%, 10/25/2030		35,449	6,041
Poland Government International Bond
6.000%, 10/25/2033		6,550	1,540
5.750%, 11/16/2032		$1,800	1,910
5.500%, 11/16/2027		601	621
5.500%, 04/04/2053		2,987	3,001
4.875%, 10/04/2033		3,325	3,313
0.250%, 10/25/2026	PLN	631	123
Poland Government International Bond MTN
4.250%, 02/14/2043	EUR	509	523
			62,390

Qatar — 1.3%
Qatar Government International Bond
5.103%, 04/23/2048		$1,583	1,569
4.817%, 03/14/2049 (B)		3,848	3,656
4.817%, 03/14/2049		6,994	6,645
4.500%, 04/23/2028		1,695	1,710

SEI Institutional Investments Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.400%, 04/16/2050 (B)		$1,731	$1,563
4.400%, 04/16/2050		1,656	1,495
3.750%, 04/16/2030 (B)		1,895	1,841
3.750%, 04/16/2030		1,045	1,015
QatarEnergy
3.300%, 07/12/2051 (B)		382	274
3.125%, 07/12/2041 (B)		466	352
2.250%, 07/12/2031		3,487	2,938
2.250%, 07/12/2031 (B)		973	820
			23,878

Romania — 2.4%
Romania Government Bond
8.250%, 09/29/2032	RON	9,695	2,224
6.700%, 02/25/2032		22,085	4,600
4.850%, 07/25/2029		16,405	3,152
4.750%, 10/11/2034		3,575	624
4.150%, 01/26/2028		965	185
4.150%, 10/24/2030		4,200	748
3.650%, 07/28/2025		16,080	3,254
3.650%, 09/24/2031		980	167
3.250%, 06/24/2026		4,730	921
2.500%, 10/25/2027		17,540	3,164
Romanian Government International Bond
7.625%, 01/17/2053 (B)		$1,276	1,352
7.125%, 01/17/2033 (B)		2,112	2,224
7.125%, 01/17/2033		1,088	1,146
6.625%, 02/17/2028 (B)		885	907
5.250%, 11/25/2027 (B)		1,074	1,053
5.250%, 11/25/2027		560	549
5.125%, 06/15/2048		354	289
4.000%, 02/14/2051		242	164
3.624%, 05/26/2030	EUR	590	542
2.750%, 04/14/2041 (B)		381	240
2.625%, 12/02/2040 (B)		592	371
Romanian Government International Bond MTN
7.625%, 01/17/2053		$1,262	1,337
6.125%, 01/22/2044		312	291
4.625%, 04/03/2049	EUR	1,126	891
3.875%, 10/29/2035		1,450	1,188
3.750%, 02/07/2034		4,072	3,422
3.375%, 02/08/2038 (B)		645	482
3.375%, 01/28/2050 (B)		784	497
3.375%, 01/28/2050		2,427	1,539
2.875%, 04/13/2042		1,290	814
2.875%, 04/13/2042 (B)		773	488
2.500%, 02/08/2030 (B)		935	807
2.125%, 03/07/2028		982	900
2.124%, 07/16/2031		1,246	987
2.000%, 01/28/2032		1,368	1,047

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
2.000%, 04/14/2033	EUR	1,147	$844
			43,410

Russia — 0.0%
Russian Federal Bond - OFZ
7.050%, 01/19/2028 (G)	RUB	624,386	384
7.000%, 07/30/2036 (G)		127,961	79
Russian Foreign Bond - Eurobond
4.375%, 03/21/2029 (G)		$4,200	210
Vnesheconombank Via VEB Finance
6.800%, 11/22/2025 (B)		600	30
6.800%, 11/22/2025 (H)		240	13
			716

Saudi Arabia — 1.8%
EIG Pearl Holdings Sarl
3.545%, 08/31/2036 (B)		707	600
Gaci First Investment
5.250%, 10/13/2032		4,156	4,275
5.125%, 02/14/2053		969	876
4.875%, 02/14/2035		1,004	971
Global Sukuk
1.602%, 06/17/2026		1,476	1,347
KSA Sukuk (B)
4.511%, 05/22/2033		2,182	2,153
4.274%, 05/22/2029		7,029	6,886
Saudi Arabian Oil MTN
4.250%, 04/16/2039		1,620	1,438
Saudi Government International Bond
5.500%, 10/25/2032 (B)		2,885	3,047
Saudi Government International Bond MTN
5.000%, 04/17/2049 (B)		1,033	954
5.000%, 01/18/2053 (B)		3,213	2,948
5.000%, 01/18/2053		607	557
4.625%, 10/04/2047 (B)		2,539	2,228
4.500%, 10/26/2046 (B)		704	614
2.250%, 02/02/2033 (B)		3,962	3,221
			32,115

Senegal — 0.2%
Senegal Government International Bond
6.750%, 03/13/2048		1,712	1,135
5.375%, 06/08/2037 (B)	EUR	1,892	1,253
4.750%, 03/13/2028		1,451	1,268
4.750%, 03/13/2028 (B)		350	306
			3,962

Serbia — 0.5%
Serbia International Bond
6.500%, 09/26/2033 (B)		$666	646
6.500%, 09/26/2033		596	579
6.250%, 05/26/2028 (B)		623	617
3.125%, 05/15/2027	EUR	451	423
1.650%, 03/03/2033		814	554

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
1.500%, 06/26/2029	EUR	4,238	$3,385
Serbia International Bond MTN
2.050%, 09/23/2036		1,926	1,206
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	61,170	568
4.500%, 01/11/2026		24,780	221
4.500%, 08/20/2032		14,680	116
			8,315

South Africa — 5.6%
AngloGold Ashanti Holdings
3.750%, 10/01/2030		$323	276
Bidvest Group
3.625%, 09/23/2026 (B)		528	468
Eskom Holdings SOC Ltd
4.314%, 07/23/2027		1,785	1,531
Eskom Holdings SOC Ltd MTN
8.450%, 08/10/2028 (B)		1,111	1,014
7.500%, 09/15/2033	ZAR	52,500	1,796
6.350%, 08/10/2028		$368	332
Sasol Financing USA LLC
8.750%, 05/03/2029 (B)		848	812
6.500%, 09/27/2028		540	478
5.875%, 03/27/2024		661	650
4.375%, 09/18/2026		532	465
South Africa Government International Bond
10.500%, 12/21/2026	ZAR	316,651	16,252
9.000%, 01/31/2040		74,031	2,772
8.875%, 02/28/2035		257,280	10,158
8.750%, 01/31/2044		173,248	6,198
8.750%, 02/28/2048		211,274	7,462
8.500%, 01/31/2037		203,408	7,516
8.250%, 03/31/2032		239,553	9,695
8.000%, 01/31/2030		113,100	4,839
7.300%, 04/20/2052		$2,763	2,210
7.000%, 02/28/2031	ZAR	221,713	8,545
6.500%, 02/28/2041		33,672	965
6.300%, 06/22/2048		$200	147
6.250%, 03/31/2036	ZAR	85,399	2,615
5.875%, 09/16/2025		$1,067	1,052
5.875%, 06/22/2030		199	178
5.875%, 04/20/2032		3,899	3,346
5.750%, 09/30/2049		6,815	4,604
5.650%, 09/27/2047		899	609
4.850%, 09/27/2027		690	637
4.300%, 10/12/2028		1,050	903
Transnet SOC
8.250%, 02/06/2028 (B)		1,666	1,594
			100,119

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
South Korea — 0.6%
Korea Treasury Bond
3.125%, 09/10/2027	KRW	15,624,950	$11,601

Sri Lanka — 0.5%
Sri Lanka Government International Bond
7.850%, 03/14/2029 (G)		$2,219	807
7.550%, 03/28/2030 (G)		1,701	621
6.850%, 03/14/2024 (G)		1,445	526
6.825%, 07/18/2026 (B)(G)		1,612	612
6.825%, 07/18/2026 (G)		800	304
6.750%, 04/18/2028 (B)(G)		10,847	3,930
6.350%, 06/28/2024 (G)		1,840	668
6.200%, 05/11/2027 (G)		3,486	1,265
5.750%, 04/18/2023 (G)		912	333
			9,066

Supranational — 0.3%
Africa Finance
2.875%, 04/28/2028 (B)		2,555	2,082
African Export-Import Bank
3.798%, 05/17/2031 (B)		301	243
African Export-Import Bank MTN
3.994%, 09/21/2029 (B)		543	460
Asian Infrastructure Investment Bank MTN
0.000%, 02/08/2038 (E)	MXN	21,800	307
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (B)		$1,274	1,166
4.700%, 10/22/2031 (B)		934	757
4.700%, 10/22/2031		430	348
			5,363

Taiwan — 0.1%
TSMC Arizona
4.250%, 04/22/2032		631	615
3.250%, 10/25/2051		220	166
2.500%, 10/25/2031		254	215
			996

Thailand — 2.7%
Bank of Thailand Bills
0.000%, 08/17/2023 (E)	THB	50,000	1,431
0.000%, 05/09/2024 (E)		47,000	1,326
Thailand Government Bond
5.670%, 03/13/2028		3,000	99
4.875%, 06/22/2029		15,000	495
3.775%, 06/25/2032		22,282	707
3.650%, 06/20/2031		62,000	1,941
3.450%, 06/17/2043		53,528	1,616
3.400%, 06/17/2036		224,984	6,872
3.350%, 06/17/2033		5,000	154
3.300%, 06/17/2038		119,379	3,607
2.875%, 12/17/2028		29,711	880
2.875%, 06/17/2046		18,665	506

SEI Institutional Investments Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
2.750%, 06/17/2052	THB	2,778	$72
2.650%, 06/17/2028		352,506	10,344
2.125%, 12/17/2026		10,146	291
2.000%, 12/17/2031		134,008	3,736
2.000%, 06/17/2042		151,480	3,707
1.600%, 12/17/2029		15,000	412
1.600%, 06/17/2035		40,336	1,028
1.585%, 12/17/2035		98,002	2,472
1.450%, 12/17/2024		124,000	3,529
1.250%, 03/12/2028		89,442	2,451
1.000%, 06/17/2027		50,000	1,371
			49,047

Tunisia — 0.4%
Tunisian Republic
6.750%, 10/31/2023 (B)	EUR	962	961
6.375%, 07/15/2026		1,499	851
5.750%, 01/30/2025		$842	515
5.625%, 02/17/2024	EUR	5,190	4,424
			6,751

Turkey — 1.9%
Aydem Yenilenebilir Enerji
7.750%, 02/02/2027 (B)		$972	787
Hazine Mustesarligi Varlik Kiralama
9.758%, 11/13/2025		1,280	1,285
7.250%, 02/24/2027 (B)		3,650	3,408
Turkey Government Bond
1.500%, 06/18/2025	TRY	49,314	2,659
Turkey Government International Bond
9.875%, 01/15/2028		$2,640	2,630
9.375%, 03/14/2029		1,099	1,071
9.125%, 07/13/2030		7,644	7,328
7.250%, 12/23/2023		1,210	1,197
6.875%, 03/17/2036		1,063	855
6.500%, 09/20/2033		999	804
6.375%, 10/14/2025		409	381
6.125%, 10/24/2028		1,486	1,289
5.950%, 01/15/2031		3,917	3,158
5.750%, 03/22/2024		145	141
5.125%, 02/17/2028		1,986	1,679
4.875%, 10/09/2026		847	737
4.750%, 01/26/2026		2,048	1,828
Turkiye Ihracat Kredi Bankasi
9.375%, 01/31/2026 (B)		1,662	1,595
Turkiye Sise ve Cam Fabrikalari AS
6.950%, 03/14/2026 (B)		725	689
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (B)		632	604
			34,125

Uganda — 0.4%
Uganda Government Bond
16.000%, 05/14/2037	UGX	4,992,600	1,337

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
15.000%, 05/20/2032	UGX	16,027,000	$4,170
14.250%, 06/22/2034		5,200,000	1,282
14.000%, 05/29/2025		2,635,500	704
			7,493

Ukraine — 0.4%
NAK Naftogaz Ukraine via Kondor Finance
7.125%, 07/19/2026 (G)	EUR	970	235
NPC Ukrenergo
6.875%, 11/09/2028 (B)(G)		$1,499	244
6.875%, 11/09/2028 (G)		400	65
State Agency of Roads of Ukraine
6.250%, 06/24/2030 (G)		672	110
6.250%, 06/24/2030 (B)(G)		554	90
Ukraine Government International Bond
15.840%, 02/26/2025 (G)	UAH	92,615	1,434
9.750%, 11/01/2030 (G)		$846	164
7.750%, 09/01/2027 (B)(G)		3,051	580
7.750%, 09/01/2028 (B)(G)		3,030	572
7.750%, 09/01/2028 (G)		1,155	218
7.750%, 09/01/2029 (G)		2,093	396
7.375%, 09/25/2034 (G)		2,509	444
7.253%, 03/15/2035 (G)		1,242	227
6.876%, 05/21/2031 (G)		9,135	1,635
6.876%, 05/21/2031 (B)(G)		423	76
6.750%, 06/20/2028 (G)	EUR	1,790	326
1.258%, 08/01/2041 (A)(B)(G)		$3,182	923
1.258%, 08/01/2041 (A)(G)		800	232
			7,971

United Arab Emirates — 1.7%
Abu Dhabi Crude Oil Pipeline LLC
4.600%, 11/02/2047 (B)		2,286	2,112
4.600%, 11/02/2047		550	508
3.650%, 11/02/2029 (B)		923	872
Abu Dhabi Government International Bond
3.125%, 09/30/2049		1,466	1,068
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050		228	190
3.000%, 09/15/2051		970	681
3.000%, 09/15/2051 (B)		764	537
1.700%, 03/02/2031		200	167
1.625%, 06/02/2028		1,810	1,600
Abu Dhabi National Energy PJSC
4.696%, 04/24/2033 (B)		500	499
DAE Funding LLC
3.375%, 03/20/2028 (B)		850	773
DP World MTN (B)
6.850%, 07/02/2037		245	265
5.625%, 09/25/2048		648	599
4.700%, 09/30/2049		822	686

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
DP World Salaam
6.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.750% (A)(F)		$4,046	$4,011
Emirate of Dubai Government International Bonds MTN
3.900%, 09/09/2050		670	471
Finance Department Government of Sharjah
6.500%, 11/23/2032 (B)		676	688
Finance Department Government of Sharjah MTN
4.000%, 07/28/2050 (B)		2,246	1,378
3.625%, 03/10/2033		415	337
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040		5,701	4,593
2.940%, 09/30/2040 (B)		855	689
2.625%, 03/31/2036 (B)		827	671
2.160%, 03/31/2034		1,953	1,662
MDGH GMTN RSC
5.500%, 04/28/2033 (B)		678	719
MDGH GMTN RSC MTN
5.084%, 05/22/2053 (B)		615	612
4.500%, 11/07/2028 (B)		796	792
4.375%, 11/22/2033 (B)		1,001	974
3.950%, 05/21/2050		338	282
Sharjah Sukuk Program MTN
3.854%, 04/03/2026		1,037	999
UAE INTERNATIONAL GOVERNMENT BOND MTN
4.951%, 07/07/2052 (B)		1,118	1,104
4.951%, 07/07/2052		482	476
			31,015

United States — 0.7%
JPMorgan Chase Bank MTN (B)
8.375%, 04/19/2039	IDR	1,563,000	115
7.500%, 06/15/2035		38,746,000	2,770
7.000%, 09/18/2030 (A)		117,660,000	8,132
Sagicor Financial
5.300%, 05/13/2028		$712	673
			11,690

Uruguay — 0.6%
Uruguay Government International Bond
8.500%, 03/15/2028	UYU	88,279	2,136
8.250%, 05/21/2031		19,962	465
5.750%, 10/28/2034		$3,870	4,228
5.100%, 06/18/2050		739	725
4.975%, 04/20/2055		2,691	2,585
4.375%, 01/23/2031		683	681
			10,820

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Uzbekistan — 0.4%
Uzauto Motors AJ
4.850%, 05/04/2026 (B)		$2,670	$2,281
4.850%, 05/04/2026		1,050	897
Uzbekistan Government International Bond
3.900%, 10/19/2031		774	615
Uzbekistan Government International Bond MTN
5.375%, 02/20/2029		1,419	1,291
3.700%, 11/25/2030		301	241
Uzbekneftegaz JSC
4.750%, 11/16/2028 (B)		1,187	952
			6,277

Venezuela — 0.1%
Petroleos de Venezuela
9.750%, 05/17/2035 (G)(H)		3,202	74
6.000%, 05/16/2024 (G)(H)		16,821	362
6.000%, 05/16/2024 (G)(H)		7,900	170
6.000%, 05/16/2024 (G)(H)		1,777	38
6.000%, 11/15/2026 (G)		24,577	491
5.500%, 04/12/2037 (G)(H)		1,620	35
5.375%, 04/12/2027 (G)(H)		7,825	156
Venezuela Government International Bond
9.250%, 05/07/2028 (G)		4,965	422
8.250%, 10/13/2024 (G)(H)		4,151	343
7.750%, 10/13/2019 (G)		7,816	449
			2,540

Vietnam — 0.1%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (B)		1,594	1,387

Zambia — 0.9%
First Quantum Minerals (B)
6.875%, 03/01/2026 (D)		531	517
6.875%, 10/15/2027		928	884
Zambia Government Bond
13.000%, 08/29/2026	ZMW	2,040	75
13.000%, 12/18/2027		8,370	267
13.000%, 01/25/2031		18,763	484
11.000%, 01/25/2026		27,670	1,020
11.000%, 06/28/2026		118,640	4,172
10.000%, 06/28/2024		99,750	4,408
Zambia Government International Bond
8.970%, 07/30/2027 (G)		$4,216	2,045
8.500%, 04/14/2024		280	137
5.375%, 09/20/2022 (B)(G)		1,822	815

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
5.375%, 09/20/2023 (G)	$3,983	$1,782
		16,606

Total Global Bonds
(Cost $1,907,874) ($ Thousands)		1,677,667

	Shares
AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, LP
5.010% **†(I)	1,237,955	1,238

Total Affiliated Partnership
(Cost $1,238) ($ Thousands)		1,238

Total Investments in Securities — 93.8%
(Cost $1,909,112) ($ Thousands)		$1,678,905

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Korea 10-Year Bond	69	Jun-2023	$5,973	$5,842	$(54)
Korea 3-Year Bond	218	Jun-2023	17,344	17,148	(29)
R2032 Bond Future	565	Aug-2023	2,738	2,365	(145)
R213 Bond Future	804	Aug-2023	3,656	3,223	(210)
U.S. 2-Year Treasury Notes	81	Sep-2023	16,708	16,672	(36)
U.S. 5-Year Treasury Notes	245	Sep-2023	26,776	26,724	(52)
U.S. 10-Year Treasury Notes	36	Sep-2023	4,119	4,121	2
U.S. Long Treasury Bond	38	Sep-2023	4,832	4,877	45
U.S. Ultra Long Treasury Bond	59	Sep-2023	7,963	8,076	113
			90,109	89,048	(366)
Short Contracts
Euro-Bobl	(60)	Jun-2023	$(7,417)	$(7,557)	$(146)
Euro-Bund	(152)	Jun-2023	(21,110)	(22,047)	(845)
Euro-Buxl	(38)	Jun-2023	(5,317)	(5,619)	(272)
Euro-Schatz	(20)	Jun-2023	(2,281)	(2,252)	1
			(36,125)	(37,475)	(1,262)
			$53,984	$51,573	$(1,628)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/05/23	USD	901	EUR	828	$(19)
Barclays PLC	06/21/23	USD	587	KRW	772,390	(4)
Barclays PLC	06/21/23	USD	848	PEN	3,237	30
Barclays PLC	06/21/23	USD	984	TWD	30,250	1
Barclays PLC	06/21/23	USD	1,248	ZAR	22,790	(100)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/21/23	USD	1,289	IDR	19,600,000	$18
Barclays PLC	06/21/23	EUR	1,459	PLN	6,925	70
Barclays PLC	06/21/23	USD	2,946	TRY	64,069	(46)
Barclays PLC	06/21/23	USD	3,428	CZK	73,427	(136)
Barclays PLC	06/21/23	EUR	4,748	USD	5,188	121
Barclays PLC	06/21/23	USD	1,730	MXN	31,610	43
Barclays PLC	06/21/23	USD	3,483	MXN	61,280	(46)
Barclays PLC	06/21/23	CZK	7,300	USD	329	2
Barclays PLC	06/21/23	USD	4,758	HUF	1,826,670	468
Barclays PLC	06/21/23	USD	4,561	HUF	1,575,110	(54)
Barclays PLC	06/21/23	PLN	9,805	USD	2,327	24
Barclays PLC	06/21/23	USD	10,398	CNY	72,038	(248)
Barclays PLC	06/21/23	SGD	12,390	USD	9,345	192
Barclays PLC	06/21/23	THB	16,620	USD	484	5
Barclays PLC	06/21/23	USD	18,667	ILS	67,290	(630)
Barclays PLC	06/21/23	USD	22,253	PLN	98,141	802
Barclays PLC	06/21/23	ILS	33,320	USD	9,338	407
Barclays PLC	06/21/23	TRY	57,365	USD	2,838	242
Barclays PLC	06/21/23	ZAR	250,700	USD	13,561	931
Barclays PLC	06/21/23	KRW	278,434	USD	212	2
Barclays PLC	06/21/23	TWD	354,180	USD	11,566	32
Barclays PLC	06/21/23	HUF	1,837,090	USD	4,987	(269)
Barclays PLC	06/21/23	COP	14,308,339	USD	3,111	(111)
Barclays PLC	06/21/23	KRW	16,469,160	USD	12,698	265
Barclays PLC	06/21/23	IDR	31,162,529	USD	2,116	38
Barclays PLC	06/22/23	CLP	834,056	USD	1,047	25
BNP Paribas	06/12/23	EUR	2,723	HUF	1,018,191	15
BNP Paribas	06/12/23	HUF	116,204	EUR	309	(3)
BNP Paribas	06/21/23	EUR	268	PLN	1,236	4
BNP Paribas	06/21/23	USD	356	CNY	2,457	(10)
BNP Paribas	06/21/23	USD	591	THB	19,977	(15)
BNP Paribas	06/21/23	EUR	2,759	CZK	66,143	21
BNP Paribas	06/21/23	PLN	14,615	EUR	3,140	(82)
BNP Paribas	06/21/23	IDR	21,382,400	USD	1,395	(31)
BNP Paribas	06/22/23	CLP	215,912	USD	264	(1)
BNP Paribas	07/06/23	USD	704	THB	24,512	3
BNP Paribas	07/06/23	USD	384	THB	12,990	(9)
BNP Paribas	07/06/23	TWD	41,422	USD	1,381	30
Citigroup	06/02/23	USD	2,749	BRL	14,615	104
Citigroup	06/02/23	USD	5,739	BRL	28,367	(201)
Citigroup	06/02/23	EUR	42,960	USD	47,289	1,489
Citigroup	06/02/23	BRL	16,195	USD	3,212	50
Citigroup	06/02/23	BRL	143,208	USD	27,414	(546)
Citigroup	06/05/23	EUR	2,708	USD	2,993	106
Citigroup	06/05/23	USD	4,563	EUR	4,192	(93)
Citigroup	06/12/23	EUR	72	HUF	27,592	2
Citigroup	06/12/23	ZAR	61,358	USD	3,189	96
Citigroup	06/20/23	SGD	3,729	USD	2,780	25
Citigroup	06/21/23	USD	204	PHP	11,338	(2)

SEI Institutional Investments Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	06/21/23	USD	227	RON	1,020	$(8)
Citigroup	06/21/23	USD	566	NGN	283,634	12
Citigroup	06/21/23	EUR	1,342	PLN	6,198	23
Citigroup	06/21/23	USD	1,364	EGP	29,369	(426)
Citigroup	06/21/23	USD	2,550	ILS	9,303	(57)
Citigroup	06/21/23	USD	3,651	MXN	67,869	156
Citigroup	06/21/23	RON	4,220	USD	922	16
Citigroup	06/21/23	USD	4,498	KRW	5,914,620	(33)
Citigroup	06/21/23	USD	6,870	CZK	146,863	(286)
Citigroup	06/21/23	EUR	8,769	USD	9,652	293
Citigroup	06/21/23	USD	9,057	INR	751,360	20
Citigroup	06/21/23	USD	9,223	SGD	12,390	(70)
Citigroup	06/21/23	ILS	9,933	USD	2,664	2
Citigroup	06/21/23	CNY	11,642	USD	1,699	59
Citigroup	06/21/23	USD	15,339	CNY	105,189	(519)
Citigroup	06/21/23	USD	16,529	COP	81,816,698	1,892
Citigroup	06/21/23	USD	18,047	EUR	16,523	(413)
Citigroup	06/21/23	PLN	11,791	EUR	2,607	12
Citigroup	06/21/23	PLN	7,570	EUR	1,602	(69)
Citigroup	06/21/23	CZK	20,006	EUR	845	5
Citigroup	06/21/23	PEN	25,925	USD	6,850	(184)
Citigroup	06/21/23	EGP	29,369	USD	866	(72)
Citigroup	06/21/23	CZK	30,670	USD	1,410	35
Citigroup	06/21/23	USD	33,050	ZAR	609,415	(2,350)
Citigroup	06/21/23	USD	9,269	THB	322,282	11
Citigroup	06/21/23	USD	24,278	THB	833,466	(277)
Citigroup	06/21/23	PLN	29,485	USD	6,989	63
Citigroup	06/21/23	PLN	8,860	USD	2,038	(44)
Citigroup	06/21/23	TRY	49,804	USD	2,469	215
Citigroup	06/21/23	ZAR	102,820	USD	5,374	194
Citigroup	06/21/23	THB	217,380	USD	6,393	133
Citigroup	06/21/23	MXN	320,204	USD	17,342	(617)
Citigroup	06/21/23	HUF	3,015,730	USD	8,468	(161)
Citigroup	06/21/23	KRW	17,458,301	USD	13,268	88
Citigroup	06/21/23	IDR	15,630,120	USD	1,060	18
Citigroup	06/21/23	IDR	14,810,884	USD	957	(31)
Citigroup	06/21/23	COP	48,345,601	USD	10,643	(242)
Citigroup	06/22/23	USD	3,617	CLP	2,953,638	2
Citigroup	06/22/23	USD	10,838	CLP	8,714,822	(161)
Citigroup	06/22/23	CLP	1,605,452	USD	2,015	48
Citigroup	06/22/23	CLP	5,572,263	USD	6,786	(41)
Citigroup	07/05/23	USD	2,407	EUR	2,251	(3)
Citigroup	07/06/23	USD	1,404	THB	47,135	(45)
Citigroup	07/21/23	EUR	1,493	USD	1,637	41
Citigroup	07/25/23	USD	306	BRL	1,568	(2)
Citigroup	08/10/23	USD	668	UYU	26,793	16
Citigroup	09/20/23	USD	445	ZMW	8,448	(18)
Citigroup	09/20/23	ZMW	82,280	USD	3,818	(332)
Citigroup	03/20/24	USD	931	NGN	578,453	(37)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	03/20/24	NGN	578,453	USD	869	$(24)
Deutsche Bank	06/21/23	EUR	515	CZK	12,232	(1)
Deutsche Bank	06/21/23	USD	4,659	THB	162,004	6
Deutsche Bank	06/21/23	IDR	10,089,282	USD	669	(4)
Goldman Sachs	06/02/23	USD	27,056	BRL	143,125	888
Goldman Sachs	06/02/23	USD	8,196	BRL	40,867	(217)
Goldman Sachs	06/02/23	BRL	79,796	USD	16,044	465
Goldman Sachs	06/02/23	BRL	89,180	USD	16,936	(475)
Goldman Sachs	06/05/23	USD	4,399	ZAR	81,585	(283)
Goldman Sachs	06/05/23	HUF	1,522,389	EUR	4,022	(85)
Goldman Sachs	06/12/23	ZAR	39,900	USD	2,064	52
Goldman Sachs	06/20/23	TWD	43,602	USD	1,418	(2)
Goldman Sachs	06/21/23	USD	381	RON	1,718	(13)
Goldman Sachs	06/21/23	USD	595	ZAR	10,810	(50)
Goldman Sachs	06/21/23	USD	626	KZT	294,000	25
Goldman Sachs	06/21/23	EUR	1,403	PLN	6,362	(3)
Goldman Sachs	06/21/23	USD	709	TRY	15,846	8
Goldman Sachs	06/21/23	USD	711	TRY	14,638	(49)
Goldman Sachs	06/21/23	USD	2,999	ILS	10,862	(88)
Goldman Sachs	06/21/23	USD	3,737	COP	17,372,509	174
Goldman Sachs	06/21/23	PEN	3,868	USD	1,041	(9)
Goldman Sachs	06/21/23	USD	4,682	EUR	4,257	(138)
Goldman Sachs	06/21/23	USD	7,475	MXN	135,812	142
Goldman Sachs	06/21/23	USD	7,979	THB	277,786	20
Goldman Sachs	06/21/23	USD	9,147	CZK	195,050	(403)
Goldman Sachs	06/21/23	ILS	10,222	USD	2,740	—
Goldman Sachs	06/21/23	THB	13,873	USD	411	11
Goldman Sachs	06/21/23	USD	15,975	IDR	245,463,341	393
Goldman Sachs	06/21/23	USD	10,183	HUF	3,789,560	660
Goldman Sachs	06/21/23	USD	9,355	HUF	3,203,340	(189)
Goldman Sachs	06/21/23	EUR	22,492	USD	24,710	706
Goldman Sachs	06/21/23	CZK	49,800	USD	2,330	98
Goldman Sachs	06/21/23	TRY	54,843	USD	2,569	87
Goldman Sachs	06/21/23	PLN	78,270	USD	18,752	365
Goldman Sachs	06/21/23	CNY	78,555	USD	11,245	177
Goldman Sachs	06/21/23	MXN	21,830	USD	1,225	1
Goldman Sachs	06/21/23	MXN	138,622	USD	7,542	(232)
Goldman Sachs	06/21/23	ZAR	236,265	USD	12,532	630
Goldman Sachs	06/21/23	TWD	283,156	USD	9,354	133
Goldman Sachs	06/21/23	HUF	768,410	USD	2,091	(108)
Goldman Sachs	06/21/23	COP	20,345,020	USD	4,256	(324)
Goldman Sachs	06/21/23	IDR	24,990,394	USD	1,645	(22)
Goldman Sachs	07/06/23	USD	284	THB	9,322	(15)
Goldman Sachs	07/25/23	EUR	6,701	RON	33,486	16
Goldman Sachs	09/05/23	BRL	11,090	USD	2,134	6
Goldman Sachs	09/05/23	USD	12,617	BRL	63,869	(363)
Goldman Sachs	03/20/24	USD	1,189	NGN	745,278	(37)
JPMorgan Chase Bank	06/02/23	BRL	4,827	USD	958	16
JPMorgan Chase Bank	06/05/23	USD	542	IDR	8,169,000	3

SEI Institutional Investments Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	06/05/23	USD	5,799	IDR	86,754,344	$(12)
JPMorgan Chase Bank	06/05/23	USD	9,370	EUR	8,601	(198)
JPMorgan Chase Bank	06/05/23	EUR	12,966	USD	14,266	440
JPMorgan Chase Bank	06/05/23	USD	15,939	CNY	109,187	(567)
JPMorgan Chase Bank	06/05/23	CNY	109,187	USD	15,420	49
JPMorgan Chase Bank	06/05/23	IDR	19,961,282	USD	1,337	6
JPMorgan Chase Bank	06/05/23	IDR	74,962,062	USD	4,938	(62)
JPMorgan Chase Bank	06/06/23	USD	7,886	CNY	55,723	(41)
JPMorgan Chase Bank	06/06/23	CNY	55,723	USD	8,031	186
JPMorgan Chase Bank	06/08/23	USD	2,180	PHP	120,348	(39)
JPMorgan Chase Bank	06/08/23	PHP	10,108	USD	186	6
JPMorgan Chase Bank	06/08/23	PHP	110,240	USD	1,953	(9)
JPMorgan Chase Bank	06/12/23	USD	1,102	INR	90,336	(10)
JPMorgan Chase Bank	06/12/23	USD	1,343	CLP	1,109,873	19
JPMorgan Chase Bank	06/12/23	USD	434	BRL	2,240	2
JPMorgan Chase Bank	06/12/23	USD	1,100	BRL	5,531	(22)
JPMorgan Chase Bank	06/12/23	USD	987	IDR	14,817,438	1
JPMorgan Chase Bank	06/12/23	USD	762	IDR	11,330,028	(6)
JPMorgan Chase Bank	06/12/23	USD	2,431	MYR	10,804	(87)
JPMorgan Chase Bank	06/12/23	USD	4,515	CZK	100,262	(19)
JPMorgan Chase Bank	06/12/23	USD	6,397	HUF	2,329,560	285
JPMorgan Chase Bank	06/12/23	BRL	5,426	USD	1,076	18
JPMorgan Chase Bank	06/12/23	BRL	41,426	USD	7,813	(262)
JPMorgan Chase Bank	06/12/23	ZAR	60,333	USD	3,215	174
JPMorgan Chase Bank	06/12/23	CZK	100,262	USD	4,687	191
JPMorgan Chase Bank	06/12/23	HUF	137,959	USD	384	(12)
JPMorgan Chase Bank	06/12/23	KRW	2,257,006	USD	1,736	34
JPMorgan Chase Bank	06/12/23	KRW	104,272	USD	78	(1)
JPMorgan Chase Bank	06/12/23	CLP	2,362,657	USD	2,965	67
JPMorgan Chase Bank	06/12/23	IDR	2,466,132	USD	167	2
JPMorgan Chase Bank	06/12/23	IDR	23,681,334	USD	1,577	(2)
JPMorgan Chase Bank	06/13/23	THB	1,327	USD	39	1
JPMorgan Chase Bank	06/13/23	USD	2,641	THB	90,401	(40)
JPMorgan Chase Bank	06/14/23	USD	66	PEN	244	—
JPMorgan Chase Bank	06/14/23	PEN	14,614	USD	3,915	(51)
JPMorgan Chase Bank	06/16/23	TWD	44,016	USD	1,433	—
JPMorgan Chase Bank	06/21/23	USD	157	PEN	598	5
JPMorgan Chase Bank	06/21/23	USD	457	INR	37,500	(4)
JPMorgan Chase Bank	06/21/23	USD	569	TRY	12,726	7
JPMorgan Chase Bank	06/21/23	USD	870	GHS	10,910	118
JPMorgan Chase Bank	06/21/23	USD	877	CNY	6,000	(32)
JPMorgan Chase Bank	06/21/23	USD	1,125	IDR	16,692,741	(12)
JPMorgan Chase Bank	06/21/23	PEN	1,234	USD	333	(1)
JPMorgan Chase Bank	06/21/23	PLN	1,660	USD	390	—
JPMorgan Chase Bank	06/21/23	USD	1,760	MXN	31,277	(6)
JPMorgan Chase Bank	06/21/23	USD	3,229	RON	14,573	(102)
JPMorgan Chase Bank	06/21/23	EUR	4,290	USD	4,756	177
JPMorgan Chase Bank	06/21/23	MYR	7,899	USD	1,758	42
JPMorgan Chase Bank	06/21/23	PLN	16,150	EUR	3,430	(133)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	06/21/23	CNY	87,592	USD	12,635	$294
JPMorgan Chase Bank	06/21/23	ZAR	169,030	USD	8,742	227
JPMorgan Chase Bank	06/21/23	COP	37,195,181	USD	7,754	(621)
JPMorgan Chase Bank	06/21/23	IDR	50,354,365	USD	3,408	50
JPMorgan Chase Bank	06/22/23	USD	237	COP	1,064,123	2
JPMorgan Chase Bank	06/22/23	CLP	925,578	USD	1,158	23
JPMorgan Chase Bank	06/22/23	COP	3,888,372	USD	846	(30)
JPMorgan Chase Bank	06/26/23	USD	41	IDR	604,466	—
JPMorgan Chase Bank	06/26/23	IDR	212,525,233	USD	14,272	102
JPMorgan Chase Bank	07/05/23	EUR	859	USD	924	7
JPMorgan Chase Bank	07/05/23	IDR	85,447,003	USD	5,705	9
JPMorgan Chase Bank	07/12/23	USD	1,576	IDR	23,681,334	2
JPMorgan Chase Bank	07/17/23	USD	234	HUF	81,203	(4)
JPMorgan Chase Bank	07/17/23	USD	425	ZAR	7,842	(31)
JPMorgan Chase Bank	07/17/23	USD	3,498	PHP	191,758	(97)
JPMorgan Chase Bank	07/17/23	PHP	8,148	USD	146	1
JPMorgan Chase Bank	07/17/23	HUF	109,059	USD	313	3
JPMorgan Chase Bank	07/17/23	HUF	191,930	USD	541	(4)
JPMorgan Chase Bank	07/17/23	ZAR	479,518	USD	26,053	1,957
JPMorgan Chase Bank	07/19/23	USD	108	PLN	459	—
JPMorgan Chase Bank	07/19/23	USD	127	PLN	530	(3)
JPMorgan Chase Bank	07/19/23	PLN	215	USD	52	1
JPMorgan Chase Bank	07/19/23	PLN	9,289	USD	2,155	(24)
JPMorgan Chase Bank	07/21/23	USD	1,886	EUR	1,742	(24)
JPMorgan Chase Bank	07/21/23	EUR	24,266	USD	26,746	805
JPMorgan Chase Bank	08/08/23	PHP	2,764	USD	49	1
JPMorgan Chase Bank	08/08/23	USD	3,407	PHP	189,907	(42)
JPMorgan Chase Bank	08/14/23	PLN	425	USD	102	2
JPMorgan Chase Bank	08/14/23	USD	154	MXN	2,818	2
JPMorgan Chase Bank	08/14/23	USD	380	MXN	6,802	(3)
JPMorgan Chase Bank	08/14/23	ZAR	2,836	USD	146	4
JPMorgan Chase Bank	08/14/23	USD	3,393	RON	15,153	(144)
JPMorgan Chase Bank	08/14/23	USD	5,935	PLN	24,667	(156)
JPMorgan Chase Bank	08/14/23	MXN	7,836	USD	438	3
JPMorgan Chase Bank	08/14/23	MXN	2,268	USD	125	(1)
JPMorgan Chase Bank	08/14/23	USD	18,380	ZAR	343,101	(1,190)
JPMorgan Chase Bank	08/14/23	CNY	38,421	USD	5,606	170
JPMorgan Chase Bank	08/21/23	BRL	1,369	USD	273	10
JPMorgan Chase Bank	08/21/23	USD	3,627	CLP	2,931,456	(62)
JPMorgan Chase Bank	08/21/23	USD	6,964	BRL	34,950	(240)
JPMorgan Chase Bank	08/21/23	USD	14,451	KRW	18,972,100	(64)
JPMorgan Chase Bank	08/21/23	KRW	131,234	USD	98	(1)
JPMorgan Chase Bank	08/21/23	CLP	2,142,218	USD	2,703	98
JPMorgan Chase Bank	08/22/23	USD	1,482	PHP	82,932	(13)
JPMorgan Chase Bank	08/22/23	USD	49	HUF	17,367	—
JPMorgan Chase Bank	08/22/23	USD	2,262	HUF	787,170	(46)
JPMorgan Chase Bank	08/22/23	HUF	15,140	USD	44	1
JPMorgan Chase Bank	08/22/23	HUF	7,303	USD	20	—
JPMorgan Chase Bank	09/05/23	USD	15,536	CNY	109,187	(50)

SEI Institutional Investments Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	09/05/23	CNY	55,723	USD	7,942	$39
JPMorgan Chase Bank	09/06/23	USD	1,948	PHP	110,240	4
Merrill Lynch	06/02/23	USD	7,270	BRL	36,000	(241)
Merrill Lynch	06/21/23	USD	899	PLN	3,760	(15)
Merrill Lynch	06/21/23	EUR	1,490	USD	1,609	19
Merrill Lynch	06/21/23	USD	2,334	KZT	1,095,444	95
Merrill Lynch	06/21/23	PLN	5,530	USD	1,325	27
Merrill Lynch	06/21/23	USD	7,108	ZAR	133,775	(369)
Merrill Lynch	06/21/23	USD	9,964	MXN	182,480	270
Merrill Lynch	06/21/23	USD	17,693	CNY	121,953	(511)
Merrill Lynch	06/21/23	ZAR	69,155	USD	3,736	252
Merrill Lynch	06/21/23	MXN	82,360	USD	4,433	(186)
Merrill Lynch	06/22/23	USD	2,756	CLP	2,206,980	(53)
Merrill Lynch	06/22/23	CLP	814,888	USD	1,022	24
Midland Walwyn Capital Inc.	06/12/23	ZAR	14,426	USD	751	24
Midland Walwyn Capital Inc.	06/21/23	USD	282	THB	9,535	(7)
Midland Walwyn Capital Inc.	06/21/23	USD	587	CNY	4,007	(23)
Midland Walwyn Capital Inc.	06/21/23	USD	469	MYR	2,164	1
Midland Walwyn Capital Inc.	06/21/23	USD	774	MYR	3,460	(23)
Midland Walwyn Capital Inc.	06/21/23	CNY	4,528	USD	661	23
Midland Walwyn Capital Inc.	06/21/23	MXN	7,521	USD	400	(22)
Midland Walwyn Capital Inc.	06/21/23	CZK	12,517	EUR	530	4
Midland Walwyn Capital Inc.	06/21/23	KRW	584,062	USD	439	(2)
Midland Walwyn Capital Inc.	07/06/23	USD	109	TWD	3,228	(4)
Midland Walwyn Capital Inc.	07/06/23	THB	24,151	USD	719	22
Midland Walwyn Capital Inc.	07/25/23	USD	4,980	BRL	24,932	(157)
Midland Walwyn Capital Inc.	08/01/23	EUR	1,307	HUF	492,737	(3)
Morgan Stanley	06/02/23	BRL	98,389	USD	19,700	490
Morgan Stanley	06/05/23	USD	4,437	KRW	5,938,043	38
Morgan Stanley	06/05/23	PLN	18,506	EUR	4,010	(75)
Morgan Stanley	06/08/23	USD	1,484	IDR	21,673,955	(38)
Morgan Stanley	06/12/23	USD	704	ZAR	13,517	(22)
Morgan Stanley	06/12/23	ZAR	26,131	USD	1,348	30
Morgan Stanley	06/21/23	USD	599	IDR	9,098,115	8
Morgan Stanley	06/21/23	USD	2,442	MXN	43,933	22
Morgan Stanley	06/21/23	EUR	1,886	PLN	8,764	47
Morgan Stanley	06/21/23	EUR	2,596	PLN	11,709	(20)
Morgan Stanley	06/21/23	PLN	12,093	EUR	2,655	(7)
Morgan Stanley	06/21/23	CZK	63,632	EUR	2,714	44
Morgan Stanley	06/21/23	MXN	62,957	USD	3,538	7
Morgan Stanley	06/21/23	MXN	88,920	USD	4,866	(121)
Morgan Stanley	06/21/23	IDR	20,947,881	USD	1,423	26
Morgan Stanley	06/22/23	USD	485	CLP	394,838	(1)
Morgan Stanley	06/22/23	CLP	451,046	USD	561	9
Morgan Stanley	06/22/23	KRW	3,788,837	USD	2,851	(9)
Morgan Stanley	06/26/23	TWD	87,011	USD	2,837	2
Morgan Stanley	07/06/23	USD	1,324	TWD	38,344	(74)
Morgan Stanley	07/06/23	THB	21,455	USD	660	42
Morgan Stanley	07/25/23	USD	19,519	BRL	98,389	(486)

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
SCB Securities	06/12/23	MYR	12,673	USD	2,763	$14
SCB Securities	06/20/23	CNY	21,588	USD	3,085	44
SCB Securities	06/21/23	EUR	747	CZK	17,770	(1)
SCB Securities	06/21/23	USD	2,119	MYR	9,516	(52)
SCB Securities	06/21/23	THB	5,677	USD	164	—
SCB Securities	06/22/23	USD	2,988	CLP	2,408,937	(37)
SCB Securities	06/22/23	CLP	185,775	USD	232	4
SCB Securities	06/26/23	CNY	19,741	USD	2,812	30
Standard Bank	06/02/23	BRL	4,200	USD	804	(16)
Standard Bank	06/02/23	USD	3,529	BRL	18,697	122
Standard Bank	06/02/23	USD	31,724	BRL	159,307	(621)
Standard Bank	06/05/23	USD	1,289	EUR	1,195	(15)
Standard Bank	06/21/23	USD	716	NGN	357,366	11
Standard Bank	06/21/23	USD	1,220	GHS	15,324	168
Standard Bank	06/21/23	USD	2,567	HUF	935,191	109
Standard Bank	06/21/23	USD	3,377	COP	15,430,360	97
Standard Bank	06/21/23	USD	3,789	IDR	58,160,720	89
Standard Bank	06/21/23	USD	7,472	INR	614,540	(47)
Standard Bank	06/21/23	EUR	8,230	USD	8,775	(9)
Standard Bank	06/21/23	ZAR	9,150	USD	489	28
Standard Bank	06/21/23	USD	10,771	EUR	10,051	(44)
Standard Bank	06/21/23	USD	11,203	MXN	204,000	238
Standard Bank	06/21/23	MXN	12,950	USD	699	(27)
Standard Bank	06/21/23	USD	16,335	MYR	72,314	(631)
Standard Bank	06/21/23	USD	17,740	CNY	121,953	(557)
Standard Bank	06/21/23	USD	22,630	PEN	85,404	541
Standard Bank	06/21/23	PEN	39,825	USD	10,632	(173)
Standard Bank	06/21/23	MYR	54,699	USD	12,230	352
Standard Bank	06/21/23	EGP	57,550	USD	1,833	(5)
Standard Bank	06/21/23	TWD	62,224	USD	2,057	31
Standard Bank	06/21/23	CZK	18,096	USD	814	3
Standard Bank	06/21/23	CZK	56,110	USD	2,448	(67)
Standard Bank	06/21/23	CNY	174,641	USD	25,177	571
Standard Bank	06/21/23	PHP	501,803	USD	9,125	210
Standard Bank	06/21/23	HUF	1,172,950	USD	3,401	45
Standard Bank	06/21/23	HUF	100,840	USD	275	(13)
Standard Bank	06/21/23	NGN	1,624,504	USD	3,205	(102)
Standard Bank	06/21/23	KRW	13,427,459	USD	10,285	148
Standard Bank	06/21/23	IDR	77,920,841	USD	5,286	90
Standard Bank	06/22/23	USD	707	CLP	576,000	(1)
Standard Bank	07/05/23	EUR	42,960	USD	45,945	58
Standard Bank	07/19/23	NGN	980,412	USD	1,963	98
Standard Bank	07/19/23	NGN	423,184	USD	796	(9)
Standard Bank	09/20/23	USD	1,778	GHS	21,993	101
Standard Bank	12/20/23	USD	438	GHS	5,259	(19)
Standard Bank	03/20/24	NGN	745,278	USD	1,126	(25)
State Street	06/02/23	BRL	1,790	USD	350	—
State Street	06/02/23	BRL	3,394	USD	658	(5)
						$2,661

SEI Institutional Investments Trust

A list of open OTC swap agreements held by the Fund at May 31, 2023, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	BRAZIL CETIP INTERBANK	11.665%	Annually	01/02/2025	BRL	53,314	$103	$–	$103
Goldman Sachs	11.25% FIXED	3-MONTH FLOATING COP COOVIBR	Quarterly	02/22/2025	COP	21,505,850	(42)	–	(42)
Goldman Sachs	11.36% FIXED	3-MONTH FLOATING COP COOVIBR	Quarterly	02/24/2025	COP	21,505,850	(52)	–	(52)
Goldman Sachs	28-DAY MEXICAN INTERBANK RATE (TIIE)	6.205%	Monthly	12/08/2025	MXN	21,174	(85)	–	(85)
Goldman Sachs	28-DAY MEXICAN INTERBANK RATE (TIIE)	6.165%	Monthly	03/05/2026	MXN	63,199	(265)	–	(265)
J.P. MORGAN CHASE BANK	28-DAY MEXICAN INTERBANK RATE (TIIE)	6.13%	Monthly	06/18/2026	MXN	47,000	(207)	–	(207)
Goldman Sachs	28-DAY MEXICAN INTERBANK RATE (TIIE)	6.381%	Monthly	09/16/2026	MXN	35,000	(145)	–	(145)
Goldman Sachs	9.955% FIXED	3-MONTH FLOATING COP COOVIBR	Quarterly	02/22/2028	COP	9,870,255	(87)	–	(87)
Goldman Sachs	10.115%	COLOMBIA IBR OVERNIGHT	Quarterly	03/08/2028	COP	9,870,255	(92)	–	(92)
Goldman Sachs	5.31% FIXED	6-MONTH FLOATING CL-CLCIP	Semi-Annually	02/02/2033	CLP	1,145,840	19	–	19
Goldman Sachs	5.47% FIXED	6-MONTH FLOATING CLICP (CHIBPROM)	Semi-Annually	02/14/2033	CLP	1,904,910	(2)	–	(2)
							$(855)	$–	$(855)

A list of open centrally cleared swap agreements held by the Fund at May 31, 2023, is as follows:

Credit Default Swap - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
CDX.EM.39.V1	1.00%	Quarterly	06/20/2028	$30,544	$1,913	$1,945	$(32)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1-DAY CLP - CLOIS	2.145%	Semi-Annually	08/24/2030	CLP	616,282	$(145)	$–	$(145)
1-DAY BRL - CETIP	4.835%	Annually	01/02/2024	BRL	30,017	(298)	–	(298)
1-DAY BRL - CETIP	12.68%	Annually	01/04/2027	BRL	16,495	225	–	225
1-DAY BRL - CETIP	11.4775%	Annually	01/04/2027	BRL	41,634	149	–	149
1-DAY BRL - CETIP	5.76%	Annually	01/02/2024	BRL	12,439	(114)	–	(114)
1-DAY BRL - CETIP	6.455%	Annually	01/02/2025	BRL	4,989	(85)	–	(85)
1-DAY BRL - CETIP	6.77%	Annually	01/02/2025	BRL	5,570	(90)	–	(90)
1-DAY BRL - CETIP	6.82%	Annually	01/02/2025	BRL	4,671	(74)	–	(74)
1-DAY BRL - CETIP	13.0175%	Annually	01/04/2027	BRL	5,637	88	–	88
1-DAY BRL - CETIP	11.57%	Annually	01/02/2026	BRL	13,824	55	–	55
1-DAY BRL - CETIP	11.4025%	Annually	01/02/2026	BRL	6,844	21	–	21
1-DAY BRL - CETIP	12.7575%	Annually	01/04/2027	BRL	21,758	302	–	302
1-DAY BRL - CETIP	12.67%	Annually	01/04/2027	BRL	17,527	233	–	233
1-DAY CLP - CLOIS	1.36%	Semi-Annually	06/17/2025	CLP	2,668,591	(373)	–	(373)
2.33%	1-DAY CLP - CLOIS	Semi-Annually	06/05/2030	CLP	1,146,740	249	–	249
10.28% FIXED	1-DAY IBRCOL	Quarterly	06/02/2025	COP	32,831,922	–	–	–
8.37% FIXED	1-DAY COP- IBR	Quarterly	04/13/2024	COP	15,931,148	109	–	109
9.02%	1-DAY COP- IBR	Quarterly	08/11/2032	COP	2,583,585	(14)	–	(14)
7.14%	1-DAY COP- IBR	Quarterly	01/31/2027	COP	8,187,245	116	–	116

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Emerging Markets Debt Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6.395%	1-DAY COP- IBR	Quarterly	01/06/2027	COP	460,499	$9	$–	$9
1.89%	THOR	Quarterly	01/12/2025	THB	122,800	23	–	23
2.175%	THOR	Quarterly	01/12/2028	THB	51,000	18	–	18
28-DAY MEXICAN INTERBANK RATE (TIIE)	8.04%%	Monthly	01/07/2028	MXN	34,527	(39)	–	(39)
28-DAY MEXICAN INTERBANK RATE (TIIE)	8.0942%	Monthly	01/07/2028	MXN	42,534	(43)	–	(43)
28-DAY MEXICAN INTERBANK RATE (TIIE)	8.1447%	Monthly	01/07/2028	MXN	42,539	(39)	–	(39)
28-DAY MEXICAN INTERBANK RATE (TIIE)	8.57934809%	Monthly	02/03/2028	MXN	54,682	2	(6)	8
7.64%	28-DAY MEXICAN INTERBANK RATE (TIIE)	Monthly	01/01/2032	MXN	38,803	91	–	91
10.0455% FIXED	28-DAY MEXICAN INTERBANK RATE (TIIE)	Monthly	03/20/2025	MXN	73,665	(2)	–	(2)
6.82%	28-DAY MEXICAN INTERBANK RATE (TIIE)	Monthly	09/10/2029	MXN	27,850	118	–	118
6.9225%	28-DAY MEXICAN INTERBANK RATE (TIIE)	Monthly	08/31/2029	MXN	30,802	122	–	122
28-DAY MEXICAN INTERBANK RATE (TIIE)	7.51%	Monthly	04/20/2027	MXN	11,913	(27)	–	(27)
7.345%	28-DAY MEXICAN INTERBANK RATE (TIIE)	Monthly	11/10/2031	MXN	23,157	77	–	77
9.33% FIXED	28-DAY MEXICAN INTERBANK RATE (TIIE)	Monthly	03/25/2026	MXN	85,468	(14)	–	(14)
3.673%	TELBOR01	Annually	05/22/2028	ILS	39,595	56	–	56
JIBAR	10.21%	Quarterly	01/12/2033	ZAR	58,206	(111)	–	(111)
JIBAR	8.161% FIXED	Quarterly	04/05/2028	ZAR	172,766	(386)	–	(386)
JIBAR	10.14%	Quarterly	01/12/2033	ZAR	65,487	(131)	–	(131)
3-MONTH TELBOR	3.5% FIXED	Quarterly	01/06/2028	ILS	11,185	(39)	–	(39)
3-MONTH TELBOR	3.465% FIXED	Quarterly	01/09/2028	ILS	10,725	(41)	–	(41)
3-MONTH TELBOR	3.1%	Quarterly	01/16/2028	ILS	7,371	(58)	–	(58)
3-MONTH TELBOR	3.1%	Quarterly	01/16/2028	ILS	6,576	(52)	–	(52)
3-MONTH TELBOR	4.3%	Quarterly	03/09/2028	ILS	4,915	28	–	28
6-MONTH BUBOR	8.65%	Semi-Annually	02/06/2028	HUF	570,681	(22)	–	(22)
6-MONTH BUBOR	8.72%	Semi-Annually	02/10/2028	HUF	717,113	(22)	–	(22)
6-MONTH CZK - PRIBOR	4.353%	Semi-Annually	01/23/2028	CZK	84,176	(65)	–	(65)
6-MONTH CZK - PRIBOR	4.518%	Semi-Annually	01/27/2028	CZK	39,083	(18)	–	(18)
6-MONTH CZK - PRIBOR	4.7% FIXED	Semi-Annually	04/11/2028	CZK	75,954	(2)	–	(2)
6-MONTH CZK - PRIBOR	5.051% FIXED	Semi-Annually	04/17/2028	CZK	38,161	25	–	25
6-MONTH CZK - PRIBOR	4.686% FIXED	Semi-Annually	05/11/2028	CZK	79,337	(5)	–	(5)
6-MONTH CZK - PRIBOR	4.508% FIXED	Semi-Annually	12/06/2027	CZK	69,109	(52)	–	(52)
5.1975% FIXED	6-MONTH WIBOR	Annually	05/15/2033	PLN	2,364	6	–	6
5.14% FIXED	6-MONTH WIBOR	Annually	05/15/2033	PLN	4,729	17	–	17
5.22% FIXED	6-MONTH WIBOR	Annually	05/15/2033	PLN	2,364	5	–	5
6.74% FIXED	6-MONTH WIBOR	Annually	09/28/2032	PLN	2,128	(50)	–	(50)
6.86%	6-MONTH WIBOR	Annually	09/30/2032	PLN	1,962	(50)	–	(50)
5.575%	6-MONTH WIBOR	Annually	04/18/2033	PLN	5,875	(23)	–	(23)
5.605% FIXED	6-MONTH WIBOR	Annually	04/17/2033	PLN	9,585	(43)	–	(43)
5.67%	6-MONTH WIBOR	Annually	04/17/2028	PLN	4,176	(7)	–	(7)
5.68%	6-MONTH WIBOR	Annually	04/18/2028	PLN	6,264	(17)	–	(17)
7.51% FIXED	1-DAY CLP - CLOIS	Semi-Annually	04/13/2025	CLP	2,122,536	5	–	5
3-MONTH FLOATING JIBAR	7.6647% FIXED	Quarterly	01/27/2028	ZAR	31,939	(96)	–	(96)
3-MONTH FLOATING JIBAR	7.6725% FIXED	Quarterly	01/26/2028	ZAR	112,917	(338)	–	(338)
3-MONTH FLOATING JIBAR	7.6672% FIXED	Quarterly	01/27/2028	ZAR	16,454	(49)	–	(49)
3-MONTH FLOATING JIBAR	7.6797% FIXED	Quarterly	02/01/2028	ZAR	41,860	$(125)	$–	$(125)
						$(1,010)	$(6)	$(1,004)

SEI Institutional Investments Trust

Percentages are based on Net Assets of $1,790,312 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $283,808 ($ Thousands), representing 15.9% of the Net Assets of the Fund.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)	Certain securities or partial positions of certain securities are on loan at May 31, 2023 (see Note 11).
(E)	Zero coupon security.
(F)	Perpetual security with no stated maturity date.
(G)	Security is in default on interest payment.
(H)

Security considered restricted, excluding 144A. The total market value of such securities as of

May 31, 2023 was $3,013 ($ Thousands) and represented 0.2% of the Net Assets of the Fund.

See table below for acquisition dates and acquisition cost.

(I)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total market value of such securities as of May 31, 2023 was $1,238 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Global Bonds	–	1,677,667	–	1,677,667
Affiliated Partnership	–	1,238	–	1,238
Total Investments in Securities	–	1,678,905	–	1,678,905

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	161	–	–	161
Unrealized Depreciation	(1,789)	–	–	(1,789)
Forward Contracts*
Unrealized Appreciation	–	24,474	–	24,474
Unrealized Depreciation	–	(21,813)	–	(21,813)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	122	–	122
Unrealized Depreciation	–	(977)	–	(977)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(32)	–	(32)
Interest Rate Swaps*
Unrealized Appreciation	–	2,155	–	2,155
Unrealized Depreciation	–	(3,159)	–	(3,159)
Total Other Financial Instruments	(1,628)	770	–	(858)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$8,687	$27,487	$(34,936)	$—	$—	$1,238	$40	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

A list of the restricted securities, excluding 144a, held by the Fund at May 31, 2023, is as follows:

Description	Face Amount ($ Thousands)	Acquisition Date	Cost ($ Thousands)	Market Value ($ Thousands)
Global Bonds
Neon Capital MTN	$285,987	7/25/2019	2,392	$1,822
Petroleos de Venezuela	3,202	10/5/2017	1,077	74
Petroleos de Venezuela	16,821	9/15/2016	5,421	362
Petroleos de Venezuela	7,900	9/23/2014	4,665	170
Petroleos de Venezuela	1,777	3/30/2016	684	38
Petroleos de Venezuela	1,620	2/10/2017	607	35
Petroleos de Venezuela	7,825	2/9/2017	2,409	156
Venezuela Government International Bond	4,151	11/8/2017	1,070	343
Vnesheconombank Via VEB Finance	240	9/28/2011	246	13
			$18,571	$3,013

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Real Return Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 99.7%
U.S. Treasury Inflation-Protected Securities
3.625%, 04/15/2028	$7,791	$8,476
2.375%, 01/15/2025	12,576	12,532
2.375%, 01/15/2027	7,793	7,927
2.000%, 01/15/2026	8,062	8,042
1.750%, 01/15/2028	7,625	7,632
1.625%, 10/15/2027	20,041	19,996
1.250%, 04/15/2028	10,477	10,267
0.625%, 01/15/2026	17,087	16,459
0.500%, 01/15/2028	18,190	17,209
0.375%, 07/15/2025	20,325	19,594
0.375%, 01/15/2027	15,845	15,027
0.375%, 07/15/2027	17,651	16,737
0.250%, 01/15/2025	18,520	17,839
0.125%, 07/15/2024	20,269	19,674
0.125%, 10/15/2024	18,062	17,463
0.125%, 04/15/2025	14,765	14,137
0.125%, 10/15/2025	17,234	16,470
0.125%, 10/15/2025	765	731
0.125%, 04/15/2026	13,869	13,125
0.125%, 07/15/2026	17,028	16,145
0.125%, 10/15/2026	19,248	18,190
0.125%, 04/15/2027	19,666	18,412

Total U.S. Treasury Obligations
(Cost $329,437) ($ Thousands)		312,084

Total Investments in Securities — 99.7%
(Cost $329,437) ($ Thousands)		$312,084

Percentages are based on Net Assets of $313,023 ($ Thousands).

As of May 31, 2023, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 42.0%
U.S. Treasury Bills
5.273%, 11/02/2023 (A)	$3,710	$3,627
5.105%, 10/26/2023 (A)	3,230	3,161
5.088%, 10/19/2023 (A)	4,975	4,874
4.912%, 10/12/2023 (A)	4,440	4,354
U.S. Treasury Inflation-Protected Securities
1.250%, 04/15/2028	4,005	3,925
U.S. Treasury Notes
4.250%, 05/31/2025	133,530	133,154
4.000%, 12/15/2025	83,975	83,637
3.875%, 04/30/2025	9,800	9,693
3.625%, 05/15/2026	63,050	62,316
3.625%, 05/31/2028	665	661
3.250%, 06/30/2027	14,070	13,729
2.125%, 05/15/2025	43,545	41,660
1.750%, 12/31/2024	59,580	56,920
0.500%, 03/31/2025	90,460	84,138
0.500%, 02/28/2026	100,780	91,419
0.375%, 04/15/2024	102,495	98,251
0.250%, 06/15/2024	96,375	91,617
0.250%, 09/30/2025	69,000	63,019

Total U.S. Treasury Obligations
(Cost $862,668) ($ Thousands)		850,155

CORPORATE OBLIGATIONS — 23.8%
Communication Services — 1.0%
AT&T
2.300%, 06/01/2027	2,000	1,812
Netflix
5.875%, 02/15/2025	915	922

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
5.152%, 03/20/2028 (B)	$1,000	$992
4.738%, 03/20/2025 (B)	825	817
Take-Two Interactive Software
3.300%, 03/28/2024	1,140	1,117
T-Mobile USA
3.750%, 04/15/2027	640	608
2.250%, 02/15/2026	1,205	1,117
Verizon Communications
3.376%, 02/15/2025	9,695	9,440
Warnermedia Holdings
3.755%, 03/15/2027	3,900	3,655

		20,480

Consumer Discretionary — 1.0%
7-Eleven
0.800%, 02/10/2024 (B)	12,395	11,953
Tractor Supply
5.250%, 05/15/2033	400	398
YMCA of Greater New York
2.303%, 08/01/2026	7,980	7,176

		19,527

Consumer Staples — 1.8%
BAT Capital
3.557%, 08/15/2027	895	823
3.222%, 08/15/2024	860	835
Bayer US Finance II LLC
4.375%, 12/15/2028 (B)	245	236
4.250%, 12/15/2025 (B)	580	563
3.875%, 12/15/2023 (B)	745	737
2.850%, 04/15/2025 (B)	520	492
CommonSpirit Health
2.760%, 10/01/2024	460	445
1.547%, 10/01/2025	10,550	9,674
Haleon US Capital LLC
3.024%, 03/24/2024	4,375	4,272
Hormel Foods
0.650%, 06/03/2024	8,800	8,406
Imperial Brands Finance PLC
4.250%, 07/21/2025 (B)	1,035	997
JBS USA LUX / JBS USA Food / JBS USA Finance
5.125%, 02/01/2028 (B)	520	501
3.000%, 02/02/2029 (B)	1,025	865
Keurig Dr Pepper
0.750%, 03/15/2024	7,575	7,296

		36,142

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Energy — 0.7%
Energy Transfer
5.950%, 12/01/2025	$748	$755
4.250%, 04/01/2024	250	246
Petroleos Mexicanos
6.700%, 02/16/2032	1,089	816
Plains All American Pipeline/PAA Finance
4.500%, 12/15/2026	1,500	1,450
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (B)	11,985	11,710

		14,977

Financials — 12.9%
American Express
2.250%, 03/04/2025	2,485	2,360
Athene Global Funding
5.810%, SOFRINDX + 0.700%, 05/24/2024 (B)(C)	920	909
2.514%, 03/08/2024 (B)	575	555
Avolon Holdings Funding
3.250%, 02/15/2027 (B)	990	869
2.750%, 02/21/2028 (B)	580	482
2.528%, 11/18/2027 (B)	133	110
Bank of America
3.419%, TSFR3M + 1.040%, 12/20/2028 (C)	5,600	5,150
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (C)	725	646
Bank of America MTN
3.593%, TSFR3M + 1.632%, 07/21/2028 (C)	465	433
3.384%, U.S. SOFR + 1.330%, 04/02/2026 (C)	13,165	12,667
2.551%, U.S. SOFR + 1.050%, 02/04/2028 (C)	2,500	2,263
1.319%, U.S. SOFR + 1.150%, 06/19/2026 (C)	2,215	2,032
Bank of Montreal
3.750%, 07/25/2025 (B)	14,719	14,406
Bank of New York Mellon MTN
3.442%, TSFR3M + 1.331%, 02/07/2028 (C)	1,165	1,107
3.430%, U.S. SOFR + 0.565%, 06/13/2025 (C)	12,570	12,281
Bank of Nova Scotia MTN
3.450%, 04/11/2025	11,780	11,370
Canadian Imperial Bank of Commerce
3.300%, 04/07/2025	12,295	11,834
Citigroup
3.668%, TSFR3M + 1.652%, 07/24/2028 (C)	1,840	1,730

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.520%, TSFR3M + 1.413%, 10/27/2028 (C)	$1,645	$1,530
0.981%, U.S. SOFR + 0.669%, 05/01/2025 (C)	8,035	7,665
0.776%, U.S. SOFR + 0.686%, 10/30/2024 (C)	1,165	1,140
Corebridge Financial
3.500%, 04/04/2025 (B)	7,110	6,787
Credit Suisse Group
4.282%, 01/09/2028 (B)	1,075	983
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (B)(C)	2,940	2,584
3.869%, ICE LIBOR USD 3 Month + 1.410%, 01/12/2029 (B)(C)	770	687
2.593%, U.S. SOFR + 1.560%, 09/11/2025 (B)(C)	2,210	2,080
1.305%, SOFRINDX + 0.980%, 02/02/2027 (B)(C)	1,710	1,477
Discover Bank
2.450%, 09/12/2024	987	932
DNB Bank
0.856%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.330%, 09/30/2025 (B)(C)	1,405	1,314
F&G Global Funding
0.900%, 09/20/2024 (B)	10,100	9,402
GA Global Funding Trust
3.850%, 04/11/2025 (B)	4,101	3,929
General Electric MTN
5.706%, ICE LIBOR USD 3 Month + 0.380%, 05/05/2026 (C)	330	328
Global Payments
2.150%, 01/15/2027	1,725	1,540
HSBC Holdings PLC
0.976%, U.S. SOFR + 0.708%, 05/24/2025 (C)	5,000	4,750
Huntington National Bank
4.008%, U.S. SOFR + 1.205%, 05/16/2025 (C)	8,020	7,556
ING Groep
3.869%, U.S. SOFR + 1.640%, 03/28/2026 (C)	1,230	1,187
Jackson National Life Global Funding
1.750%, 01/12/2025 (B)	6,055	5,647
JPMorgan Chase
4.023%, TSFR3M + 1.262%, 12/05/2024 (C)	11,855	11,750
1.578%, U.S. SOFR + 0.885%, 04/22/2027 (C)	3,000	2,695
1.561%, U.S. SOFR + 0.605%, 12/10/2025 (C)	9,595	9,001
1.040%, TSFR3M + 0.695%, 02/04/2027 (C)	4,420	3,952

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lloyds Banking Group PLC
1.627%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/2027 (C)	$620	$554
Macquarie Group
1.340%, U.S. SOFR + 1.069%, 01/12/2027 (B)(C)	705	631
Macquarie Group MTN
1.201%, U.S. SOFR + 0.694%, 10/14/2025 (B)(C)	910	852
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (B)	2,500	2,359
Morgan Stanley
0.985%, U.S. SOFR + 0.720%, 12/10/2026 (C)	3,775	3,373
Morgan Stanley MTN
1.512%, U.S. SOFR + 0.858%, 07/20/2027 (C)	2,000	1,781
Morgan Stanley Bank
4.754%, 04/21/2026	8,185	8,153
National Securities Clearing
5.050%, 11/21/2024 (B)	7,700	7,686
Nationwide Building Society
4.363%, ICE LIBOR USD 3 Month + 1.392%, 08/01/2024 (B)(C)	1,864	1,857
Nationwide Mutual Insurance
7.156%, ICE LIBOR USD 3 Month + 2.290%, 12/15/2024 (B)(C)	1,000	999
New York Life Global Funding MTN
3.150%, 06/06/2024 (B)	12,010	11,743
Royal Bank of Canada MTN
1.600%, 01/21/2025	12,025	11,333
Santander UK Group Holdings PLC
1.089%, U.S. SOFR + 0.787%, 03/15/2025 (C)	610	582
Toronto-Dominion Bank
3.815%, 07/25/2025 (B)	6,135	6,009
Toronto-Dominion Bank MTN
1.450%, 01/10/2025	10,220	9,649
Trinity Acquisition
4.625%, 08/15/2023	860	857
UBS Group
1.364%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.080%, 01/30/2027 (B)(C)	385	339
US Bancorp
4.653%, U.S. SOFR + 1.230%, 02/01/2029 (C)	1,465	1,413
Wells Fargo MTN
3.526%, U.S. SOFR + 1.510%, 03/24/2028 (C)	3,950	3,702
2.406%, TSFR3M + 1.087%, 10/30/2025 (C)	12,395	11,843

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.164%, TSFR3M + 1.012%, 02/11/2026 (C)	$4,145	$3,914
Willis North America
4.650%, 06/15/2027	615	601

		260,350

Health Care — 1.9%
AbbVie
3.800%, 03/15/2025	35	34
3.750%, 11/14/2023	550	546
Amgen
5.150%, 03/02/2028	2,465	2,485
HCA
5.875%, 02/15/2026	1,500	1,507
5.250%, 04/15/2025	465	461
5.000%, 03/15/2024	610	606
3.125%, 03/15/2027 (B)	1,000	925
Humana
5.700%, 03/13/2026	600	602
3.850%, 10/01/2024	1,500	1,470
Pfizer Investment Enterprises Pte
4.650%, 05/19/2025	18,430	18,387
Revvity
0.850%, 09/15/2024	1,170	1,102
Royalty Pharma PLC
0.750%, 09/02/2023	985	972
Thermo Fisher Scientific
1.215%, 10/18/2024	10,830	10,274

		39,371

Industrials — 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450%, 10/29/2026	255	227
1.650%, 10/29/2024	650	610
Air Lease
3.375%, 07/01/2025	400	379
2.200%, 01/15/2027	770	680
BAE Systems Holdings
3.850%, 12/15/2025 (B)	625	604
Boeing
1.433%, 02/04/2024	680	660

		3,160

Information Technology — 1.3%
Hewlett Packard Enterprise
5.900%, 10/01/2024	13,025	13,058
Oracle
5.800%, 11/10/2025	2,160	2,198
1.650%, 03/25/2026	1,865	1,703
Skyworks Solutions
0.900%, 06/01/2023	1,145	1,145

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
VMware
1.000%, 08/15/2024	$9,175	$8,664

		26,768

Materials — 0.1%
Amcor Flexibles North America
4.000%, 05/17/2025	1,165	1,131
Berry Global
5.500%, 04/15/2028 (B)	765	757
International Flavors & Fragrances
1.832%, 10/15/2027 (B)	1,375	1,162

		3,050

Real Estate — 0.7%
American Tower
5.250%, 07/15/2028	1,500	1,498
Digital Realty Trust
3.600%, 07/01/2029	615	535
Extra Space Storage
5.700%, 04/01/2028	1,195	1,211
GLP Capital LP / GLP Financing II
4.000%, 01/15/2031	1,370	1,178
Healthcare Trust of America Holdings
3.500%, 08/01/2026	1,555	1,439
Hudson Pacific Properties
5.950%, 02/15/2028	530	419
4.650%, 04/01/2029	575	410
3.950%, 11/01/2027	15	11
Kilroy Realty
3.450%, 12/15/2024	920	878
Life Storage
4.000%, 06/15/2029	1,230	1,136
3.875%, 12/15/2027	1,625	1,526
Physicians Realty
4.300%, 03/15/2027	1,880	1,780
VICI Properties
5.750%, 02/01/2027 (B)	725	716
4.950%, 02/15/2030	15	14
4.625%, 06/15/2025 (B)	625	603
3.875%, 02/15/2029 (B)	110	97

		13,451

Utilities — 2.2%
Alliant Energy Finance LLC
1.400%, 03/15/2026 (B)	1,030	915
American Electric Power
5.750%, 11/01/2027	550	567
2.031%, 03/15/2024	5,795	5,607
Black Hills
5.950%, 03/15/2028	1,175	1,208
Dominion Energy
3.300%, 03/15/2025	1,570	1,518

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Duke Energy
3.750%, 04/15/2024	$7,200	$7,085
Eversource Energy
4.200%, 06/27/2024	11,020	10,862
2.900%, 03/01/2027	1,505	1,402
ITC Holdings
4.950%, 09/22/2027 (B)	1,600	1,594
Jersey Central Power & Light
4.700%, 04/01/2024 (B)	1,545	1,527
Metropolitan Edison
4.000%, 04/15/2025 (B)	315	302
NextEra Energy Capital Holdings
2.940%, 03/21/2024	745	729
PacifiCorp
3.600%, 04/01/2024	7,405	7,294
Pennsylvania Electric
5.150%, 03/30/2026 (B)	665	661
Public Service Enterprise Group
2.875%, 06/15/2024	2,825	2,743

		44,014

Total Corporate Obligations
(Cost $494,063) ($ Thousands)		481,290

MORTGAGE-BACKED SECURITIES — 21.4%
Agency Mortgage-Backed Obligations — 13.7%
FHLB
2.200%, 02/28/2025	7,815	7,433
FHLMC
5.125%, 01/27/2025	9,000	8,913
4.050%, 07/21/2025	14,825	14,501
4.000%, 12/30/2024	6,275	6,149
3.500%, 02/01/2034 to 05/01/2035	5,574	5,371
3.151%, 11/25/2025	2,950	2,852
2.500%, 09/01/2030 to 01/01/2052	5,119	4,587
2.000%, 03/01/2052	2,563	2,109
0.600%, 10/20/2025	9,805	8,913
FHLMC ARM
3.866%, ICE LIBOR USD 12 Month + 1.475%, 03/01/2037(C)	4	4
FHLMC CMO, Ser 2005-2922, Cl FE
5.357%, LIBOR USD 1 Month + 0.250%, 02/15/2035(C)	443	436
FHLMC CMO, Ser 2005-2990, Cl LK
5.477%, LIBOR USD 1 Month + 0.370%, 10/15/2034(C)	587	583
FHLMC CMO, Ser 2006-3102, Cl FB
5.407%, LIBOR USD 1 Month + 0.300%, 01/15/2036(C)	201	200

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2006-3136, Cl KF
5.407%, LIBOR USD 1 Month + 0.300%, 04/15/2036(C)	$223	$221
FHLMC CMO, Ser 2009-3616, Cl FG
5.757%, LIBOR USD 1 Month + 0.650%, 03/15/2032(C)	257	257
FHLMC CMO, Ser 2010-3762, Cl FP
5.557%, LIBOR USD 1 Month + 0.450%, 03/15/2040(C)	47	47
FHLMC CMO, Ser 2010-3774, Cl EW
3.500%, 12/15/2025	124	122
FHLMC CMO, Ser 2011-3895, Cl FM
5.457%, LIBOR USD 1 Month + 0.350%, 12/15/2040(C)	98	97
FHLMC CMO, Ser 2011-3960, Cl JF
5.557%, LIBOR USD 1 Month + 0.450%, 04/15/2041(C)	12	12
FHLMC CMO, Ser 2012-4048, Cl GF
5.457%, LIBOR USD 1 Month + 0.350%, 10/15/2040(C)	31	31
FHLMC CMO, Ser 2012-4094, Cl BF
5.507%, LIBOR USD 1 Month + 0.400%, 08/15/2032(C)	391	389
FHLMC CMO, Ser 2012-4102, Cl LF
5.357%, LIBOR USD 1 Month + 0.250%, 01/15/2040(C)	67	66
FHLMC CMO, Ser 2013-4203, Cl DM
3.000%, 04/15/2033	183	176
FHLMC CMO, Ser 2014-4379, Cl CD
2.500%, 04/15/2033	148	143
FHLMC CMO, Ser 2015-4482, Cl CA
3.000%, 04/15/2034	226	217
FHLMC Multifamily Structured Pass Through Certificates, Ser K045, Cl A2
3.023%, 01/25/2025	8,995	8,712
FHLMC Multifamily Structured Pass Through Certificates, Ser K062, Cl A2
3.413%, 12/25/2026	1,500	1,451
FHLMC Multifamily Structured Pass Through Certificates, Ser K076, Cl A1
3.725%, 12/25/2027	205	201
FHLMC Multifamily Structured Pass Through Certificates, Ser K159, Cl A1
3.950%, 12/25/2029	7,256	7,145
FHLMC Multifamily Structured Pass Through Certificates, Ser K732, Cl A2
3.700%, 05/25/2025	7,504	7,338
FHLMC Multifamily Structured Pass Through Certificates, Ser KIR1, Cl A2
2.849%, 03/25/2026	2,565	2,445
FHLMC Multifamily Structured Pass Through Certificates, Ser KW01, Cl A2
2.853%, 01/25/2026	1,505	1,441

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
5.422%, LIBOR USD 1 Month + 0.360%, 08/25/2024(C)	$155	$155
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF37, Cl A
5.422%, ICE LIBOR USD 1 Month + 0.360%, 09/25/2027(C)	84	83
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF38, Cl A
5.392%, LIBOR USD 1 Month + 0.330%, 09/25/2024(C)	199	198
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF39, Cl A
5.382%, LIBOR USD 1 Month + 0.320%, 11/25/2024(C)	163	163
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF40, Cl A
5.402%, LIBOR USD 1 Month + 0.340%, 11/25/2027(C)	43	43
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF43, Cl A
5.302%, ICE LIBOR USD 1 Month + 0.240%, 01/25/2028(C)	338	334
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF51, Cl A
5.462%, ICE LIBOR USD 1 Month + 0.400%, 08/25/2025(C)	117	117
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF68, Cl A
5.552%, ICE LIBOR USD 1 Month + 0.490%, 07/25/2026(C)	684	682
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF86, Cl AL
5.352%, ICE LIBOR USD 1 Month + 0.290%, 08/25/2027(C)	420	415
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ29, Cl A1
0.735%, 01/25/2026	450	432
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ31, Cl A1
0.569%, 05/25/2026	295	283
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ32, Cl A1
0.516%, 06/25/2025	548	521
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ34, Cl A1
0.681%, 06/25/2026	558	516
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ37, Cl A1
1.679%, 12/25/2027	2,091	1,907

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	$2,965	$2,849
FHLMC Multifamily Structured Pass-Through Certificates, Ser Q004, Cl AFL
4.716%, 12 Month Treas Avg + 0.740%, 05/25/2044(C)	395	395
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M1A
6.273%, SOFR30A + 1.300%, 02/25/2042(B)(C)	968	962
FNMA
3.500%, 09/01/2034	3,791	3,642
3.000%, 10/01/2030 to 02/01/2035	5,000	4,776
2.990%, 01/01/2026(C)	669	643
2.890%, 12/01/2025	5,195	4,967
2.690%, 06/01/2026	1,447	1,367
2.500%, 02/01/2031 to 11/01/2034	3,356	3,153
0.700%, 07/30/2025	6,920	6,345
FNMA CMO, Ser 2005-83, Cl FP
5.468%, LIBOR USD 1 Month + 0.330%, 10/25/2035(C)	531	523
FNMA CMO, Ser 2006-31, Cl FP
5.438%, LIBOR USD 1 Month + 0.300%, 05/25/2036(C)	93	92
FNMA CMO, Ser 2006-56, Cl FE
5.568%, LIBOR USD 1 Month + 0.430%, 07/25/2036(C)	445	440
FNMA CMO, Ser 2007-98, Cl FD
5.588%, LIBOR USD 1 Month + 0.450%, 06/25/2037(C)	273	269
FNMA CMO, Ser 2008-24, Cl PF
5.788%, LIBOR USD 1 Month + 0.650%, 02/25/2038(C)	90	90
FNMA CMO, Ser 2010-43, Cl VF
5.688%, LIBOR USD 1 Month + 0.550%, 05/25/2040(C)	327	324
FNMA CMO, Ser 2012-111, Cl NF
5.488%, LIBOR USD 1 Month + 0.350%, 05/25/2042(C)	473	463
FNMA CMO, Ser 2012-113, Cl PB
2.000%, 10/25/2040	505	476
FNMA CMO, Ser 2012-54, Cl CF
5.838%, LIBOR USD 1 Month + 0.700%, 05/25/2042(C)	160	159
FNMA CMO, Ser 2013-116, Cl CB
2.500%, 04/25/2033	157	152
FNMA CMO, Ser 2016-48, Cl UF
5.538%, LIBOR USD 1 Month + 0.400%, 08/25/2046(C)	192	189
FNMA CMO, Ser 2020-10, Cl FA
5.638%, ICE LIBOR USD 1 Month + 0.500%, 03/25/2050(C)	1,173	1,138

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA or FHLMC TBA
5.500%, 06/15/2053	$12,825	$12,817
4.500%, 06/15/2053	17,975	17,410
4.000%, 06/15/2053	10,875	10,274
3.500%, 06/15/2053	5,925	5,443
3.000%, 06/15/2053	16,175	14,356
2.500%, 06/15/2053	22,450	19,192
2.000%, 06/15/2053	8,650	7,111
FNMA REMIC CMO, Ser 2019-79, Cl FA
5.638%, ICE LIBOR USD 1 Month + 0.500%, 01/25/2050(C)	421	408
FNMA TBA TBA
5.000%, 06/01/2038	26,425	26,030
FNMA, Ser M15, Cl A2
2.923%, 10/25/2025(C)	984	946
FNMA, Ser M17, Cl A2
2.890%, 11/25/2025(C)	600	577
FNMA, Ser M3, Cl A2
2.702%, 02/25/2026	1,778	1,693
FREMF Mortgage Trust, Ser K37, Cl B
4.584%, 01/25/2047(B)(C)	1,000	985
FRESB Mortgage Trust, Ser SB14, Cl A10F
2.590%, 03/25/2026(C)	213	202
FRESB Mortgage Trust, Ser SB15, Cl A10F
2.350%, 03/25/2026(C)	1,304	1,228
FRESB Mortgage Trust, Ser SB17, Cl A10F
2.420%, 05/25/2026(C)	807	764
FRESB Mortgage Trust, Ser SB50, Cl A10F
3.339%, 04/25/2028(C)	900	856
FRESB Mortgage Trust, Ser SB53, Cl A10F
3.632%, 06/25/2028(C)	4,846	4,662
FRESB Mortgage Trust, Ser SB54, Cl A10F
3.520%, 05/25/2028(C)	1,388	1,328
GNMA
3.000%, 01/20/2027	616	596
GNMA ARM
3.625%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.500%, 02/20/2041(C)	71	70
GNMA CMO, Ser 2007-1, Cl F
5.448%, LIBOR USD 1 Month + 0.300%, 01/20/2037(C)	358	355
GNMA CMO, Ser 2010-98, Cl QF
5.548%, LIBOR USD 1 Month + 0.400%, 01/20/2040(C)	129	129
GNMA CMO, Ser 2011-151, Cl BF
5.498%, LIBOR USD 1 Month + 0.350%, 04/20/2041(C)	291	287
GNMA CMO, Ser 2012-77, Cl FM
5.775%, LIBOR USD 1 Month + 0.670%, 11/16/2039(C)	399	399
GNMA TBA
5.000%, 06/15/2040	1,475	1,457

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
4.500%, 06/01/2039	$2,975	$2,891
2.500%, 06/15/2053 to 07/15/2053	10,075	8,819
GNMA, Ser 109, Cl B
3.313%, 10/16/2041(C)	1,064	1,052
GNMA, Ser 157, Cl C
3.150%, 10/16/2054(C)	1,135	1,090
GNMA, Ser 2008-92, Cl E
5.556%, 03/16/2044(C)	372	365
GNMA, Ser 2010-159, Cl D
4.558%, 09/16/2044(C)	379	369
GNMA, Ser 23, Cl D
3.488%, 07/16/2049(C)	362	344

		276,330
Non-Agency Mortgage-Backed Obligations — 7.7%
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
6.108%, ICE LIBOR USD 1 Month + 1.000%, 06/15/2035(B)(C)	1,525	1,484
Banc of America Commercial Mortgage Trust, Ser BNK3, Cl ASB
3.366%, 02/15/2050	1,115	1,070
Banc of America Funding Trust, Ser 2014-R6, Cl 2A13
5.280%, 07/26/2036(B)(C)	2,268	2,194
BBCMS Mortgage Trust, Ser 2020-BID, Cl A
7.247%, ICE LIBOR USD 1 Month + 2.140%, 10/15/2037(B)(C)	1,000	963
BBCMS Mortgage Trust, Ser C7, Cl A1
1.079%, 04/15/2053	778	746
Benchmark Mortgage Trust, Ser 2020-B17, Cl A2
2.211%, 03/15/2053	9,585	8,941
Benchmark Mortgage Trust, Ser B19, Cl A1
0.628%, 09/15/2053	363	344
Benchmark Mortgage Trust, Ser B5, Cl A2
4.077%, 07/15/2051	1,750	1,743
Benchmark Mortgage Trust, Ser B9, Cl AAB
3.933%, 03/15/2052	1,575	1,511
BMO Mortgage Trust, Ser C3, Cl A1
5.252%, 09/15/2054(C)	1,675	1,654
BOCA Commercial Mortgage Trust, Ser BOCA, Cl A
6.829%, TSFR1M + 1.770%, 05/15/2039(B)(C)	500	494
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
5.759%, ICE LIBOR USD 1 Month + 0.652%, 05/15/2038(B)(C)	1,577	1,528
BX Commercial Mortgage Trust, Ser CIP, Cl A
6.028%, ICE LIBOR USD 1 Month + 0.921%, 12/15/2038(B)(C)	1,250	1,212

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser VKNG, Cl A
6.104%, TSFR1M + 1.044%, 10/15/2037(B)(C)	$984	$968
BX Trust, Ser 2021-MFM1, Cl A
5.874%, TSFR1M + 0.814%, 01/15/2034(B)(C)	434	423
BX Trust, Ser CALM, Cl B
6.274%, TSFR1M + 1.214%, 11/15/2032(B)(C)	606	597
BX Trust, Ser SDMF, Cl A
5.696%, ICE LIBOR USD 1 Month + 0.589%, 09/15/2034(B)(C)	1,921	1,851
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl ASB
2.622%, 08/10/2049	4,608	4,362
CD Commercial Mortgage Trust, Ser 2017-CD4, Cl ASB
3.317%, 05/10/2050	1,663	1,586
Centex Home Equity Loan Trust, Ser 2006-A, Cl M1
5.588%, ICE LIBOR USD 1 Month + 0.450%, 06/25/2036(C)	69	69
CIM Trust, Ser 2022-I1, Cl A1
4.350%, 02/25/2067(B)(C)	1,107	1,076
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1A
6.488%, ICE LIBOR USD 1 Month + 1.350%, 10/25/2037(B)(C)	77	77
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl AAB
3.431%, 06/10/2048	754	732
Citigroup Commercial Mortgage Trust, Ser 2019-SMRT, Cl A
4.149%, 01/10/2036(B)	1,115	1,105
Citigroup Commercial Mortgage Trust, Ser GC21, Cl AS
4.026%, 05/10/2047	1,375	1,329
Citigroup Commercial Mortgage Trust, Ser GC36, Cl AAB
3.368%, 02/10/2049	719	691
Citigroup Commercial Mortgage Trust, Ser GC37, Cl AAB
3.098%, 04/10/2049	1,119	1,070
Citigroup Commercial Mortgage Trust, Ser PRM2, Cl A
6.058%, ICE LIBOR USD 1 Month + 0.950%, 10/15/2038(B)(C)	1,782	1,729
Citigroup Mortgage Loan Trust, Ser 2006-AMC1, Cl A1
5.428%, ICE LIBOR USD 1 Month + 0.290%, 09/25/2036(B)(C)	1,744	1,640

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Cold Storage Trust, Ser 2020-ICE5, Cl A
6.007%, ICE LIBOR USD 1 Month + 0.900%, 11/15/2037(B)(C)	$1,474	$1,445
COMM Mortgage Trust, Ser 2013-CR11, Cl ASB
3.660%, 08/10/2050	16	16
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	51	50
COMM Mortgage Trust, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047	588	574
COMM Mortgage Trust, Ser CR13, Cl A3
3.928%, 11/10/2046	824	815
COMM Mortgage Trust, Ser CR14, Cl A2
3.147%, 02/10/2047	1,027	1,020
COMM Mortgage Trust, Ser CR8, Cl AM
3.702%, 06/10/2046(B)(C)	371	355
COMM Mortgage Trust, Ser DC1, Cl AM
3.724%, 02/10/2048	930	878
COMM Mortgage Trust, Ser PC1, Cl A4
3.620%, 07/10/2050	1,705	1,649
Connecticut Avenue Securities Trust, Ser 2022-R08, Cl 1M1
7.523%, SOFR30A + 2.550%, 07/25/2042(B)(C)	1,624	1,642
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
6.087%, ICE LIBOR USD 1 Month + 0.980%, 05/15/2036(B)(C)	1,496	1,487
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl B
6.337%, ICE LIBOR USD 1 Month + 1.230%, 05/15/2036(B)(C)	1,097	1,086
CSAIL Commercial Mortgage Trust, Ser 2016-C5, Cl ASB
3.533%, 11/15/2048	26	25
CSMC Series, Ser 2014-6R, Cl 15A2
3.007%, ICE LIBOR USD 1 Month + 0.150%, 11/27/2036(B)(C)	1,092	1,047
CSMC Series, Ser 2015-6R, Cl 2A1
4.727%, ICE LIBOR USD 1 Month + 0.200%, 11/27/2046(B)(C)	1,956	1,916
CSMC Trust, Ser 2022-RPL3, Cl A1
3.694%, 03/25/2061(B)(C)	2,754	2,640
DBGS Mortgage Trust, Ser 2018-BIOD, Cl A
6.160%, ICE LIBOR USD 1 Month + 0.803%, 05/15/2035(B)(C)	1,773	1,749
DBJPM Mortgage Trust, Ser C3, Cl ASB
2.756%, 08/10/2049	1,182	1,127
DBWF Mortgage Trust, Ser 2018-GLKS, Cl A
6.262%, ICE LIBOR USD 1 Month + 1.130%, 12/19/2030(B)(C)	1,600	1,575

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Extended Stay America Trust, Ser ESH, Cl A
6.188%, ICE LIBOR USD 1 Month + 1.080%, 07/15/2038(B)(C)	$2,158	$2,112
First Franklin Mortgage Loan Trust, Ser 2006-FF18, Cl A1
5.248%, ICE LIBOR USD 1 Month + 0.110%, 12/25/2037(C)	1,893	1,764
GCAT Trust, Ser 2021-NQM6, Cl A1
1.855%, 08/25/2066(B)(C)	2,799	2,364
Great Wolf Trust, Ser WOLF, Cl A
6.208%, TSFR1M + 1.148%, 12/15/2036(B)(C)	1,500	1,480
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	1,770	1,685
GS Mortgage Securities Trust, Ser GC38, Cl A2
3.872%, 02/10/2052	2,645	2,600
GS Mortgage Securities Trust, Ser GS5, Cl AAB
3.467%, 03/10/2050	874	831
GS Mortgage Securities Trust, Ser GS9, Cl A2
3.839%, 03/10/2051	34	33
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057(B)	689	659
GSAA Home Equity Trust, Ser 2005-6, Cl M1
5.783%, ICE LIBOR USD 1 Month + 0.645%, 06/25/2035(C)	933	912
GSAA Home Equity Trust, Ser 2007-8, Cl A3
6.038%, ICE LIBOR USD 1 Month + 0.900%, 08/25/2037(C)	397	383
Houston Galleria Mall Trust, Ser HGLR, Cl A1A1
3.087%, 03/05/2037(B)	1,200	1,123
Impac CMB Trust Series, Ser 2004-6, Cl 1A1
5.938%, ICE LIBOR USD 1 Month + 0.800%, 10/25/2034(C)	731	704
Independence Plaza Trust, Ser INDP, Cl A
3.763%, 07/10/2035(B)	1,095	1,029
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl ASB
3.705%, 01/15/2047	39	38
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl ASB
3.428%, 08/15/2047	582	572
JPMBB Commercial Mortgage Securities Trust, Ser C31, Cl ASB
3.540%, 08/15/2048	1,152	1,112
JPMCC Commercial Mortgage Securities Trust, Ser JP7, Cl ASB
3.241%, 09/15/2050	4,664	4,420

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl ASB
2.954%, 06/15/2049	$528	$506
JPMDB Commercial Mortgage Securities Trust, Ser C8, Cl A2
4.031%, 06/15/2051	719	717
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2021-MHC, Cl A
5.907%, ICE LIBOR USD 1 Month + 0.800%, 04/15/2038(B)(C)	1,502	1,468
JPMorgan Chase Commercial Mortgage Securities Trust, Ser JP3, Cl ASB
2.777%, 08/15/2049	3,118	2,967
JPMorgan Chase Commercial Mortgage Securities Trust, Ser MARG, Cl A
6.407%, ICE LIBOR USD 1 Month + 1.100%, 05/15/2034(B)(C)	1,418	1,400
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH4, Cl A5
5.378%, ICE LIBOR USD 1 Month + 0.240%, 05/25/2037(C)	1,456	1,440
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH4, Cl M1
5.368%, ICE LIBOR USD 1 Month + 0.230%, 05/25/2037(C)	3,000	2,861
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH5, Cl A1
5.298%, ICE LIBOR USD 1 Month + 0.160%, 06/25/2037(C)	1,750	1,723
JPMorgan Wealth Management, Ser 2021-CL1, Cl M1
6.273%, SOFR30A + 1.300%, 03/25/2051(B)(C)	2,647	2,333
Key Commercial Mortgage Securities Trust, Ser S1, Cl A1
3.723%, 10/15/2053(B)	316	313
KKR Industrial Portfolio Trust, Ser 2021-KDIP, Cl A
5.724%, TSFR1M + 0.664%, 12/15/2037(B)(C)	1,789	1,767
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
6.057%, LIBOR USD 1 Month + 0.800%, 05/15/2036(B)(C)	2,718	2,698
LHOME Mortgage Trust, Ser 2021-RTL3, Cl A1
2.363%, 09/25/2026(B)(D)	2,500	2,380
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(B)	1,996	1,992
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, Cl A1
5.598%, ICE LIBOR USD 1 Month + 0.460%, 04/25/2029(C)	169	156

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(B)(C)	$2,351	$2,174
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl ASB
3.557%, 11/15/2046	18	18
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C18, Cl ASB
3.621%, 10/15/2047	132	130
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, Cl ASB
3.323%, 10/15/2048	355	344
Morgan Stanley Capital I, Ser HR2, Cl ASB
3.509%, 12/15/2050	1,200	1,144
Nationstar Home Equity Loan Trust, Ser 2007-A, Cl AV4
5.368%, ICE LIBOR USD 1 Month + 0.230%, 03/25/2037(C)	121	120
Nationstar Home Equity Loan Trust, Ser 2007-B, Cl 2AV4
5.458%, ICE LIBOR USD 1 Month + 0.320%, 04/25/2037(C)	618	601
Newcastle Mortgage Securities Trust, Ser 2007-1, Cl 1A1
5.328%, ICE LIBOR USD 1 Month + 0.190%, 04/25/2037(C)	1,499	1,411
OBX Trust, Ser 2022-NQM1, Cl A1
2.305%, 11/25/2061(B)(C)	5,578	4,744
Opteum Mortgage Acceptance Asset Backed Pass-Through Certificates 2005-2, Ser 2005-2, Cl M5
6.113%, ICE LIBOR USD 1 Month + 0.975%, 04/25/2035(C)	585	585
PRKCM Trust, Ser 2021-AFC2, Cl A1
2.071%, 11/25/2056(B)(C)	5,535	4,607
RASC Series Trust, Ser 2005-EMX2, Cl M5
6.188%, ICE LIBOR USD 1 Month + 0.700%, 07/25/2035(C)	692	688
RBS Commercial Funding Trust, Ser GSP, Cl A
3.834%, 01/15/2032(B)(C)	2,010	1,930
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl M1
5.708%, ICE LIBOR USD 1 Month + 0.570%, 05/25/2035(C)	80	79
Towd Point Mortgage Trust, Ser 2018-6, Cl A1
3.750%, 03/25/2058(B)(C)	458	436
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/2059(B)(C)	2,867	2,670

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2019-HY2, Cl A1
6.138%, ICE LIBOR USD 1 Month + 1.000%, 05/25/2058(B)(C)	$1,525	$1,518
Towd Point Mortgage Trust, Ser 2020-4, Cl A1
1.750%, 10/25/2060(B)	1,205	1,054
Towd Point Mortgage Trust, Ser 2021-1, Cl A1
2.250%, 11/25/2061(B)(C)	1,735	1,552
Towd Point Mortgage Trust, Ser 2021-SJ1, Cl A1
2.250%, 07/25/2068(B)(C)	859	800
UBS Commercial Mortgage Trust, Ser 2017-C6, Cl ASB
3.504%, 12/15/2050	891	850
UBS Commercial Mortgage Trust, Ser C12, Cl A2
4.152%, 08/15/2051	1,507	1,501
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
5.658%, ICE LIBOR USD 1 Month + 0.520%, 11/25/2045(C)	916	845
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl ASB
3.324%, 01/15/2059	1,155	1,121
Wells Fargo Commercial Mortgage Trust, Ser 2020-C56, Cl A1
1.341%, 06/15/2053	547	532
Wells Fargo Commercial Mortgage Trust, Ser BNK1, Cl ASB
2.514%, 08/15/2049	547	523
Wells Fargo Commercial Mortgage Trust, Ser C28, Cl A3
3.290%, 05/15/2048	2,008	1,914
Wells Fargo Commercial Mortgage Trust, Ser C34, Cl ASB
2.911%, 06/15/2049	1,586	1,519
Wells Fargo Commercial Mortgage Trust, Ser C41, Cl ASB
3.390%, 11/15/2050	979	940
Wells Fargo Commercial Mortgage Trust, Ser C52, Cl ASB
2.833%, 08/15/2052	1,400	1,289
Wells Fargo Commercial Mortgage Trust, Ser C57, Cl A1
0.903%, 08/15/2053	1,494	1,401
Wells Fargo Commercial Mortgage Trust, Ser LC16, Cl A4
3.548%, 08/15/2050	951	932

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser SMP, Cl A
5.982%, ICE LIBOR USD 1 Month + 0.875%, 12/15/2034(B)(C)	$1,125	$1,074
WFRBS Commercial Mortgage Trust, Ser C18, Cl A4
3.896%, 12/15/2046	979	963
WFRBS Commercial Mortgage Trust, Ser C21, Cl A5
3.678%, 08/15/2047	1,183	1,145

		155,981
Total Mortgage-Backed Securities
(Cost $445,497) ($ Thousands)		432,311

ASSET-BACKED SECURITIES — 14.4%
Automotive — 6.0%

American Credit Acceptance Receivables Trust, Ser 2020-3, Cl D
2.400%, 06/15/2026 (B)	2,460	2,417
American Credit Acceptance Receivables Trust, Ser 2021-1, Cl D
1.140%, 03/15/2027 (B)	3,386	3,251
Americredit Automobile Receivables Trust, Ser 2019-1, Cl D
3.620%, 03/18/2025	2,375	2,350
AmeriCredit Automobile Receivables Trust, Ser 2021-1, Cl D
1.210%, 12/18/2026	1,171	1,068
AmeriCredit Automobile Receivables Trust, Ser 2022-2, Cl C
5.320%, 04/18/2028	3,000	2,980
CarMax Auto Owner Trust, Ser 2022-2, Cl A4
3.620%, 09/15/2027	3,632	3,507
Carmax Auto Owner Trust, Ser 2023-2, Cl A3
5.050%, 01/18/2028	9,130	9,087
Carmax Auto Owner Trust, Ser 2023-2, Cl B
5.180%, 11/15/2028	1,000	1,000
Chase Auto Owner Trust, Ser 2022-AA, Cl A3
3.980%, 06/25/2027 (B)	1,400	1,370
Donlen Fleet Lease Funding II LLC, Ser 2021-2, Cl B
0.980%, 12/11/2034 (B)	3,743	3,542
Drive Auto Receivables Trust, Ser 2021-2, Cl C
0.870%, 10/15/2027	2,000	1,942
Drive Auto Receivables Trust, Ser 2021-2, Cl D
1.390%, 03/15/2029	2,470	2,312

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC, Ser 2022-2, Cl A2
4.650%, 05/21/2029 (B)	$7,290	$7,182
Enterprise Fleet Financing LLC, Ser 2023-2, Cl A2
5.560%, 04/22/2030 (B)	6,620	6,635
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A3
0.700%, 12/21/2026 (B)	1,560	1,467
Exeter Automobile Receivables Trust, Ser 2020-1A, Cl E
3.740%, 01/15/2027 (B)	2,750	2,661
Exeter Automobile Receivables Trust, Ser 2021-3A, Cl C
0.960%, 10/15/2026	1,473	1,415
Exeter Automobile Receivables Trust, Ser 2021-4A, Cl C
1.460%, 10/15/2027	2,550	2,436
Exeter Automobile Receivables Trust, Ser 2022-6A, Cl C
6.320%, 05/15/2028	2,015	2,037
Flagship Credit Auto Trust, Ser 2019-4, Cl D
3.120%, 01/15/2026 (B)	2,450	2,367
Flagship Credit Auto Trust, Ser 2020-3, Cl D
2.500%, 09/15/2026 (B)	2,400	2,244
Flagship Credit Auto Trust, Ser 2021-1, Cl C
0.910%, 03/15/2027 (B)	3,030	2,865
Ford Credit Auto Lease Trust, Ser 2023-A, Cl A4
4.830%, 05/15/2026	4,500	4,464
Ford Credit Auto Owner Trust, Ser 2020-2, Cl A
1.060%, 04/15/2033 (B)	9,885	9,002
GTE Auto Receivables Trust, Ser 2023-1, Cl A3
5.180%, 03/15/2028 (B)	8,475	8,399
JPMorgan Chase Bank - CACLN, Ser 2021-2, Cl B
0.889%, 12/26/2028 (B)	1,558	1,500
JPMorgan Chase Bank - CACLN, Ser 2021-3, Cl D
1.009%, 02/26/2029 (B)	1,215	1,144
Nissan Auto Lease Trust, Ser 2023-A, Cl A4
4.800%, 07/15/2027	6,000	5,957
Prestige Auto Receivables Trust, Ser 2022-1A, Cl B
6.550%, 07/17/2028 (B)	1,000	1,006
Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl B
0.770%, 12/15/2025 (B)	4,527	4,483
Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl F
7.030%, 08/15/2028 (B)	1,250	1,250

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2019-2, Cl D
3.220%, 07/15/2025	$485	$483
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl D
1.480%, 01/15/2027	2,500	2,404
Santander Drive Auto Receivables Trust, Ser 2021-4, Cl B
0.880%, 06/15/2026	1,154	1,138
Toyota Auto Receivables Owner Trust, Ser 2022-C, Cl A3
3.760%, 04/15/2027	6,374	6,235
Westlake Automobile Receivables Trust, Ser 2020-3A, Cl D
1.650%, 02/17/2026 (B)	1,700	1,628
Westlake Automobile Receivables Trust, Ser 2023-1A, Cl B
5.410%, 01/18/2028 (B)	2,940	2,918
World Omni Auto Receivables Trust, Ser 2021-B, Cl B
1.040%, 06/15/2027	3,050	2,794
		120,940

Credit Cards — 2.0%

Capital One Multi-Asset Execution Trust, Ser 2022-A2, Cl A
3.490%, 05/15/2027	8,680	8,447
First National Master Note Trust, Ser 2023-1, Cl A
5.130%, 04/16/2029	5,935	5,932
Golden Credit Card Trust, Ser 2022-4A, Cl A
4.310%, 09/15/2027 (B)	14,100	13,853
Master Credit Card Trust, Ser 2021-1A, Cl A
0.530%, 11/21/2025 (B)	3,500	3,328
Master Credit Card Trust, Ser 2021-1A, Cl B
0.790%, 11/21/2025 (B)	550	521
Synchrony Card Funding LLC, Ser 2022-A1, Cl A
3.370%, 04/15/2028	9,456	9,155
		41,236

Other Asset-Backed Securities — 6.4%

Ameriquest Mortgage Securities Asset-Backed Pass-Through, Ser 2005-R9, Cl M1
5.843%, ICE LIBOR USD 1 Month + 0.705%, 11/25/2035 (C)	1,170	1,142
AMMC CLO 15, Ser 2021-15A, Cl AR3
6.380%, ICE LIBOR USD 3 Month + 1.120%, 01/15/2032 (B)(C)	1,300	1,276

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
AMMC CLO 22, Ser 2018-22A, Cl A
6.285%, ICE LIBOR USD 3 Month + 1.030%, 04/25/2031 (B)(C)	$900	$890
AMMC CLO XIII, Ser 2021-13A, Cl A1R2
6.323%, ICE LIBOR USD 3 Month + 1.050%, 07/24/2029 (B)(C)	578	574
BANK, Ser BN14, Cl A2
4.128%, 09/15/2060	377	373
BANK, Ser BN28, Cl A1
0.628%, 03/15/2063	42	42
BANK, Ser BNK7, Cl ASB
3.265%, 09/15/2060	3,355	3,219
BANK, Ser BNK8, Cl ASB
3.314%, 11/15/2050	2,002	1,901
Barings CLO, Ser 2018-3A, Cl A1
6.200%, ICE LIBOR USD 3 Month + 0.950%, 07/20/2029 (B)(C)	335	332
BBCMS Trust, Ser BXH, Cl A
6.107%, ICE LIBOR USD 1 Month + 1.000%, 10/15/2037 (B)(C)	374	364
Bear Stearns Asset Backed Securities Trust, Ser 2006-2, Cl M5
7.163%, ICE LIBOR USD 1 Month + 2.025%, 07/25/2036 (C)	1,027	1,024
Bear Stearns Asset Backed Securities Trust, Ser 2006-HE9, Cl 1A2
5.438%, ICE LIBOR USD 1 Month + 0.300%, 11/25/2036 (C)	2,408	2,305
CF Hippolyta Issuer LLC, Ser 2020-1, Cl A1
1.690%, 07/15/2060 (B)	1,079	975
CIFC Funding, Ser 2018-3RA, Cl A1
6.253%, ICE LIBOR USD 3 Month + 0.980%, 04/24/2031 (B)(C)	409	404
CNH Equipment Trust, Ser 2023-A, Cl A3
4.810%, 08/15/2028	6,160	6,138
Countrywide Asset-Backed Certificates, Ser 2006-BC4, Cl 2A3
5.618%, ICE LIBOR USD 1 Month + 0.480%, 11/25/2036 (C)	693	683
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M3
3.706%, ICE LIBOR USD 1 Month + 0.975%, 06/25/2035 (C)	213	210
Dryden 30 Senior Loan Fund, Ser 2017-30A, Cl AR
6.141%, ICE LIBOR USD 3 Month + 0.820%, 11/15/2028 (B)(C)	533	527
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
6.138%, ICE LIBOR USD 1 Month + 1.000%, 04/25/2033 (B)(C)	779	774

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
5.298%, ICE LIBOR USD 1 Month + 0.160%, 11/25/2036 (C)	$1,347	$1,319
First Franklin Mortgage Loan Trust, Ser 2006-FF9, Cl 1A
5.388%, ICE LIBOR USD 1 Month + 0.250%, 06/25/2036 (C)	1,152	1,133
Ford Credit Floorplan Master Owner Trust A, Ser 2019-4, Cl A
2.440%, 09/15/2026	12,000	11,526
Ford Credit Floorplan Master Owner Trust A, Ser 2020-2, Cl A
1.060%, 09/15/2027	2,740	2,502
Fremont Home Loan Trust, Ser 2005-E, Cl 2A4
5.798%, ICE LIBOR USD 1 Month + 0.660%, 01/25/2036 (C)	2,409	2,221
FS Rialto, Ser 2019-FL1, Cl A
6.305%, ICE LIBOR USD 1 Month + 1.200%, 12/16/2036 (B)(C)	749	746
GreatAmerica Leasing Receivables, Ser 2023-1, Cl A3
5.150%, 07/15/2027 (B)	3,235	3,220
Greenwood Park CLO Ltd., Ser 2018-1A, Cl A2
6.270%, ICE LIBOR USD 3 Month + 1.010%, 04/15/2031 (B)(C)	2,250	2,222
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (B)	1,406	1,319
HSI Asset Securitization Trust, Ser 2006-OPT1, Cl M1
5.678%, ICE LIBOR USD 1 Month + 0.540%, 12/25/2035 (C)	523	517
HSI Asset Securitization Trust, Ser 2006-OPT2, Cl M2
5.723%, ICE LIBOR USD 1 Month + 0.585%, 01/25/2036 (C)	621	600
LCM XXI, Ser 2018-21A, Cl AR
6.130%, ICE LIBOR USD 3 Month + 0.880%, 04/20/2028 (B)(C)	297	296
LCM XXIV, Ser 2021-24A, Cl AR
6.230%, ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (B)(C)	1,087	1,074
LMREC, Ser 2019-CRE3, Cl A
6.527%, ICE LIBOR USD 1 Month + 1.400%, 12/22/2035 (B)(C)	1,230	1,218
Madison Park Funding LII, Ser 2021-52A, Cl X
6.173%, ICE LIBOR USD 3 Month + 0.900%, 01/22/2035 (B)(C)	1,842	1,841

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Madison Park Funding XIX, Ser 2020-19A, Cl A1R2
6.193%, ICE LIBOR USD 3 Month + 0.920%, 01/22/2028 (B)(C)	$948	$937
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
6.261%, ICE LIBOR USD 3 Month + 1.000%, 07/21/2030 (B)(C)	1,944	1,924
Magnetite XVIII, Ser 2021-18A, Cl AR2
6.201%, ICE LIBOR USD 3 Month + 0.880%, 11/15/2028 (B)(C)	2,181	2,159
MF1, Ser 2020-FL4, Cl A
6.881%, TSFR1M + 1.814%, 11/15/2035 (B)(C)	582	580
MMAF Equipment Finance LLC, Ser 2020-BA, Cl A4
0.660%, 11/15/2027 (B)	1,435	1,321
Morgan Stanley ABS Capital I Trust, Ser 2006-NC3, Cl A2D
5.678%, ICE LIBOR USD 1 Month + 0.540%, 03/25/2036 (C)	526	501
Morgan Stanley ABS Capital I Trust, Ser 2007-HE7, Cl A2B
6.138%, ICE LIBOR USD 1 Month + 1.000%, 07/25/2037 (C)	1,166	1,128
MVW LLC, Ser 2021-1WA, Cl A
1.140%, 01/22/2041 (B)	1,649	1,497
Navient Private Education Refi Loan Trust, Ser 2019-GA, Cl A
2.400%, 10/15/2068 (B)	5,010	4,650
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (B)	2,901	2,628
Navient Private Education Refi Loan Trust, Ser 2020-FA, Cl A
1.220%, 07/15/2069 (B)	3,266	2,921
Navient Private Education Refi Loan Trust, Ser 2020-GA, Cl A
1.170%, 09/16/2069 (B)	2,106	1,878
Navient Private Education Refi Loan Trust, Ser 2020-HA, Cl A
1.310%, 01/15/2069 (B)	2,169	1,978
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (B)	3,814	3,344
Navient Private Education Refi Loan Trust, Ser 2021-BA, Cl A
0.940%, 07/15/2069 (B)	7,225	6,298
Navient Student Loan Trust, Ser 2015-2, Cl A3
5.708%, ICE LIBOR USD 1 Month + 0.570%, 11/26/2040 (C)	679	658

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2017-2A, Cl A
6.188%, ICE LIBOR USD 1 Month + 1.050%, 12/27/2066 (B)(C)	$611	$604
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
5.738%, ICE LIBOR USD 1 Month + 0.600%, 10/27/2036 (B)(C)	203	199
Nelnet Student Loan Trust, Ser 2021-A, Cl APT1
1.360%, 04/20/2062 (B)	5,826	5,246
New Century Home Equity Loan Trust, Ser 2006-1, Cl A2B
5.498%, ICE LIBOR USD 1 Month + 0.360%, 05/25/2036 (C)	2,095	2,035
Oak Street Investment Grade Net Lease Fund Series, Ser 2021-1A, Cl A1
1.480%, 01/20/2051 (B)	809	710
One New York Plaza Trust, Ser 1NYP, Cl A
6.057%, ICE LIBOR USD 1 Month + 0.950%, 01/15/2036 (B)(C)	952	902
OneMain Financial Issuance Trust, Ser 2020-1A, Cl A
3.840%, 05/14/2032 (B)	726	721
Ownit Mortgage Loan Trust Series, Ser 2006-3, Cl A2D
5.678%, ICE LIBOR USD 1 Month + 0.540%, 03/25/2037 (C)	2,871	2,686
Palmer Square CLO, Ser 2018-1A, Cl A1
6.292%, ICE LIBOR USD 3 Month + 1.030%, 04/18/2031 (B)(C)	500	495
Palmer Square Loan Funding, Ser 2020-1A, Cl A1
6.179%, ICE LIBOR USD 3 Month + 0.800%, 02/20/2028 (B)(C)	146	145
Palmer Square Loan Funding, Ser 2021-2A, Cl A1
6.179%, ICE LIBOR USD 3 Month + 0.800%, 05/20/2029 (B)(C)	1,120	1,108
People's Choice Home Loan Securities Trust, Ser 2005-4, Cl 1A3
5.818%, ICE LIBOR USD 1 Month + 0.680%, 12/25/2035 (C)	1,242	1,176
PFS Financing, Ser 2021-A, Cl A
0.710%, 04/15/2026 (B)	1,350	1,289
PFS Financing, Ser 2022-B, Cl A
5.472%, SOFR30A + 0.600%, 02/15/2026 (B)(C)	2,400	2,395
PHEAA Student Loan Trust, Ser 2016-1A, Cl A
6.288%, ICE LIBOR USD 1 Month + 1.150%, 09/25/2065 (B)(C)	879	868

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust, Ser 2019-SFR3, Cl E
3.369%, 09/17/2036 (B)	$1,110	$1,056
Progress Residential Trust, Ser 2020-SFR2, Cl A
2.078%, 06/17/2037 (B)	1,877	1,754
RAMP Series Trust, Ser 2006-NC2, Cl A3
5.718%, ICE LIBOR USD 1 Month + 0.580%, 02/25/2036 (C)	196	195
Reese Park CLO, Ser 2021-1A, Cl XR
6.160%, ICE LIBOR USD 3 Month + 0.900%, 10/15/2034 (B)(C)	917	916
Rockford Tower CLO, Ser 2018-2A, Cl A
6.410%, ICE LIBOR USD 3 Month + 1.160%, 10/20/2031 (B)(C)	450	444
Saxon Asset Securities Trust, Ser 2006-3, Cl A3
5.478%, ICE LIBOR USD 1 Month + 0.340%, 10/25/2046 (C)	1,310	1,260
Sierra Timeshare Receivables Funding LLC, Ser 2019-1A, Cl A
3.200%, 01/20/2036 (B)	689	663
Sierra Timeshare Receivables Funding LLC, Ser 2019-3A, Cl A
2.340%, 08/20/2036 (B)	524	495
SLC Student Loan Trust, Ser 2007-1, Cl A4
5.381%, ICE LIBOR USD 3 Month + 0.060%, 05/15/2029 (C)	422	419
SLM Student Loan Trust, Ser 2005-5, Cl A4
5.395%, ICE LIBOR USD 3 Month + 0.140%, 10/25/2028 (C)	42	42
SLM Student Loan Trust, Ser 2012-2, Cl A
5.838%, ICE LIBOR USD 1 Month + 0.700%, 01/25/2029 (C)	744	712
SLM Student Loan Trust, Ser 2013-2, Cl A
5.588%, ICE LIBOR USD 1 Month + 0.450%, 06/25/2043 (C)	909	885
SLM Student Loan Trust, Ser 2013-4, Cl A
5.688%, ICE LIBOR USD 1 Month + 0.550%, 06/25/2027 (C)	919	890
SMB Private Education Loan Trust, Ser 2021-B, Cl A
1.310%, 07/17/2051 (B)	639	567
SoFi Professional Loan Program Trust, Ser 2021-B, Cl AFX
1.140%, 02/15/2047 (B)	1,053	887
Stack Infrastructure Issuer LLC, Ser 2019-2A, Cl A2
3.080%, 10/25/2044 (B)	740	703
Stack Infrastructure Issuer LLC, Ser 2020-1A, Cl A2
1.893%, 08/25/2045 (B)	1,000	908

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
STWD, Ser 2019-FL1, Cl A
6.251%, TSFR1M + 1.194%, 07/15/2038 (B)(C)	$993	$992
Tricon American Homes Trust, Ser 2017-SFR2, Cl A
2.928%, 01/17/2036 (B)	1,665	1,628
Tricon American Homes Trust, Ser 2017-SFR2, Cl B
3.275%, 01/17/2036 (B)	1,545	1,513
Vantage Data Centers Issuer LLC, Ser 2020-1A, Cl A2
1.645%, 09/15/2045 (B)	1,086	976
Voya CLO, Ser 2021-2A, Cl A1R
6.240%, ICE LIBOR USD 3 Month + 0.980%, 06/07/2030 (B)(C)	1,664	1,640
Wells Fargo Home Equity Trust, Ser 2006-1, Cl M3
5.633%, ICE LIBOR USD 1 Month + 0.495%, 05/25/2036 (C)	875	868
		130,301

Total Asset-Backed Securities
(Cost $299,200) ($ Thousands)		292,477

MUNICIPAL BONDS — 2.3%
Alabama — 0.2%
Alabama State, Federal Aid Highway Finance Authority, Ser B, RB
1.038%, 09/01/2025	5,635	5,187

Colorado — 0.2%
Denver, Airport System Revenue, Ser C, RB
1.115%, 11/15/2024	3,475	3,280

Florida — 0.4%
County of Miami-Dade Florida Aviation Revenue, Ser C, RB
3.505%, 10/01/2025	2,250	2,173
Hillsborough County, Aviation Authority, Sub-Ser, RB
2.036%, 10/01/2024	2,575	2,457
Miami-Dade County, Aviation Revenue, Ser B, RB
2.949%, 10/01/2025	3,145	3,000
1.229%, 10/01/2025	370	339

		7,969

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Illinois — 0.5%
State of Illinois, Ser A, RB
5.254%, 05/01/2025	$4,770	$4,764
5.213%, 05/01/2026	5,215	5,230

		9,994

Massachusetts — 0.1%
Massachusetts State, Ser B, RB
4.110%, 07/15/2031	1,530	1,502

New Jersey — 0.2%
New Jersey State, Turnpike Authority, Ser B, RB
0.638%, 01/01/2024	3,595	3,493

New York — 0.5%
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB
2.310%, 11/01/2026	820	760
New York State, Dormitory Authority, RB
0.887%, 03/15/2025 (E)	9,775	9,137
New York State, Dormitory Authority, Ser D, RB
5.000%, 03/15/2024	950	947

		10,844

Texas — 0.2%
City of Houston Texas Airport System Revenue, Sub-Ser C, RB
1.272%, 07/01/2024	1,600	1,529
Dallas Fort Worth International Airport, Ser A, RB
2.156%, 11/01/2025	2,400	2,259

		3,788

Total Municipal Bonds
(Cost $47,787) ($ Thousands)		46,057

COMMERCIAL PAPER — 0.6%
Financials — 0.6%
Chesham Finance LLC
5.081%, 06/01/2023 (A)	12,000	11,998

Total Commercial Paper
(Cost $12,000) ($ Thousands)		11,998

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	28,539,313	$28,539

Total Cash Equivalent
(Cost $28,539) ($ Thousands)		28,539

Total Investments in Securities — 105.9%
(Cost $2,189,754) ($ Thousands)		$2,142,827

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Limited Duration Bond Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	289	Sep-2023	$59,634	$59,484	$(150)

Short Contracts
U.S. 5-Year Treasury Note	(427)	Sep-2023	$(46,659)	$(46,576)	$82
U.S. Ultra Long Treasury Bond	(57)	Sep-2023	(7,679)	(7,802)	(122)
Ultra 10-Year U.S. Treasury Note	(188)	Sep-2023	(22,496)	(22,645)	(149)
			(76,834)	(77,023)	(189)
			$(17,200)	$(17,539)	$(339)

Percentages are based on Net Assets of $2,024,072 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $369,353 ($ Thousands), representing 18.2% of the Net Assets of the Fund.

(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(E)	Security is escrowed to maturity.

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	850,155	–	850,155
Corporate Obligations	–	481,290	–	481,290
Mortgage-Backed Securities	–	432,311	–	432,311
Asset-Backed Securities	–	292,477	–	292,477
Municipal Bonds	–	46,057	–	46,057
Commercial Paper	–	11,998	–	11,998
Cash Equivalent	28,539	–	–	28,539
Total Investments in Securities	28,539	2,114,288	–	2,142,827

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	82	–	–	82
Unrealized Depreciation	(421)	–	–	(421)
Total Other Financial Instruments	(339)	–	–	(339)

*	Futures contracts are valued at the unrealized depreciation on the instruments.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$26,700	$5,119,755	($5,117,916)	$—	$—	$28,539	$1,334	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 85.1%
Communication Services — 4.6%
Alphabet
2.250%, 08/15/2060	$1,273	$759
America Movil
6.125%, 03/30/2040	775	825
AT&T
8.750%, 11/15/2031	1,150	1,377
6.800%, 05/15/2036	2,915	3,098
4.900%, 08/15/2037	3,040	2,863
3.650%, 06/01/2051	3,295	2,390
3.500%, 09/15/2053	4,515	3,134
2.250%, 02/01/2032	2,430	1,946
Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, 07/23/2025	115	113
Comcast
6.450%, 03/15/2037	6,445	7,191
5.650%, 06/15/2035	315	330
5.350%, 11/15/2027	3,037	3,124
5.350%, 05/15/2053	6,920	6,886
4.550%, 01/15/2029	8,005	7,973
4.200%, 08/15/2034	11,767	11,064
3.969%, 11/01/2047	3,878	3,175
3.950%, 10/15/2025	2,640	2,595
3.900%, 03/01/2038	1,575	1,373
3.400%, 04/01/2030	1,290	1,192
3.400%, 07/15/2046	1,270	952
3.375%, 08/15/2025	2,785	2,705
3.300%, 02/01/2027	1,870	1,789
3.150%, 03/01/2026	3,940	3,805
2.987%, 11/01/2063	4,549	2,820
2.937%, 11/01/2056	5,978	3,830
2.887%, 11/01/2051	3,645	2,400

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.500%, 02/15/2031	$17,145	$13,612
Cox Communications
1.800%, 10/01/2030 (A)	3,600	2,826
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	3,940	3,770
Discovery Communications LLC
5.000%, 09/20/2037	1	1
Meta Platforms
5.750%, 05/15/2063	2,145	2,135
5.600%, 05/15/2053	6,745	6,741
4.950%, 05/15/2033	1,975	1,970
4.800%, 05/15/2030	12,130	12,170
4.450%, 08/15/2052	2,573	2,177
Paramount Global
6.875%, 04/30/2036	2,760	2,700
5.850%, 09/01/2043	624	519
4.375%, 03/15/2043	3,510	2,434
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
5.152%, 03/20/2028 (A)	9,550	9,480
Time Warner Cable LLC
6.750%, 06/15/2039	1,635	1,548
6.550%, 05/01/2037	2,145	2,043
T-Mobile USA
4.500%, 04/15/2050	3,110	2,651
2.050%, 02/15/2028	4,220	3,679
Verizon Communications
7.750%, 12/01/2030	1,750	2,029
4.329%, 09/21/2028	3,235	3,144
4.272%, 01/15/2036	3,735	3,367
2.987%, 10/30/2056	1,857	1,147
1.750%, 01/20/2031	1,478	1,167
Vodafone Group PLC
5.625%, 02/10/2053	2,960	2,827
Walt Disney
6.400%, 12/15/2035	1,255	1,406
4.625%, 03/23/2040	855	811
3.600%, 01/13/2051	3,240	2,501
3.500%, 05/13/2040	6,170	5,066
2.750%, 09/01/2049	8,708	5,794
2.000%, 09/01/2029	2,835	2,431
Warnermedia Holdings
5.141%, 03/15/2052	6,585	5,139
5.050%, 03/15/2042	3,010	2,435
4.279%, 03/15/2032	2,625	2,294

		191,723

Consumer Discretionary — 3.3%
7-Eleven
0.800%, 02/10/2024 (A)	1,669	1,610

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	$3,071	$2,866
Amazon.com
3.950%, 04/13/2052	14,433	12,351
3.875%, 08/22/2037	4,685	4,294
3.100%, 05/12/2051	10,270	7,513
2.800%, 08/22/2024	3,335	3,250
1.650%, 05/12/2028	2,830	2,495
American Honda Finance MTN
2.300%, 09/09/2026	3,200	2,969
Aptiv PLC / Aptiv Corp
2.396%, 02/18/2025	3,585	3,407
BMW US Capital LLC
3.250%, 04/01/2025 (A)	1,360	1,322
2.550%, 04/01/2031 (A)	11,170	9,591
British Airways Pass-Through Trust, Ser 2020-1A
4.250%, 11/15/2032 (A)	1,918	1,782
Ferguson Finance PLC
4.500%, 10/24/2028 (A)	1,717	1,654
3.250%, 06/02/2030 (A)	5,290	4,595
General Motors Financial
1.700%, 08/18/2023	8,245	8,176
Home Depot
4.500%, 09/15/2032	9	9
4.500%, 12/06/2048	2,290	2,098
4.400%, 03/15/2045	4,692	4,215
3.900%, 06/15/2047	1,505	1,258
3.500%, 09/15/2056	3,500	2,639
3.350%, 09/15/2025	620	603
3.350%, 04/15/2050	855	638
3.300%, 04/15/2040	1,035	830
3.250%, 04/15/2032	11,159	10,088
2.800%, 09/14/2027	3,775	3,545
2.750%, 09/15/2051	3,000	1,974
1.375%, 03/15/2031	3,519	2,786
Hyundai Capital America
1.250%, 09/18/2023 (A)	5,675	5,595
Lowe's
1.300%, 04/15/2028	3,000	2,557
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,930	4,328
President & Fellows of Harvard College
3.745%, 11/15/2052	6,157	5,244
Resorts World Las Vegas LLC / RWLV Capital
4.625%, 04/06/2031 (A)	2,465	1,877
Toyota Motor Credit MTN
4.800%, 01/10/2025	15,805	15,797

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Volkswagen Group of America Finance LLC
1.250%, 11/24/2025 (A)	$4,030	$3,645

		137,601

Consumer Staples — 5.7%
Altria Group
9.950%, 11/10/2038	1,818	2,428
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	9,250	8,785
4.700%, 02/01/2036	8,021	7,857
Anheuser-Busch InBev Worldwide
8.000%, 11/15/2039	5,774	7,345
5.550%, 01/23/2049	7,730	8,084
4.750%, 01/23/2029	5,220	5,257
4.600%, 04/15/2048	1,475	1,355
BAT Capital
4.390%, 08/15/2037	3,458	2,735
2.259%, 03/25/2028	5,855	5,031
Constellation Brands
4.900%, 05/01/2033	3,810	3,743
Costco Wholesale
1.600%, 04/20/2030	3,000	2,514
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	1,655	1,761
7.507%, 01/10/2032 (A)	1,149	1,216
6.036%, 12/10/2028	1,942	1,960
4.163%, 08/11/2036 (A)	1,696	1,477
Diageo Capital
5.300%, 10/24/2027	3,786	3,895
General Mills
4.950%, 03/29/2033	8,990	8,982
Hormel Foods
0.650%, 06/03/2024	3,245	3,100
JBS USA LUX / JBS USA Food / JBS USA Finance
6.500%, 12/01/2052 (A)	9,700	8,774
5.750%, 04/01/2033 (A)	3,365	3,138
5.125%, 02/01/2028 (A)	11,000	10,600
3.000%, 02/02/2029 (A)	3,250	2,741
2.500%, 01/15/2027 (A)	5,110	4,465
JDE Peet's
0.800%, 09/24/2024 (A)	11,970	11,161
Kenvue
5.200%, 03/22/2063 (A)	1,070	1,075
5.100%, 03/22/2043 (A)	4,005	4,031
5.050%, 03/22/2053 (A)	4,225	4,253
Kraft Heinz Foods
5.000%, 06/04/2042	3,200	2,982
Mars
4.750%, 04/20/2033 (A)	17,270	17,145
4.200%, 04/01/2059 (A)	1,620	1,336

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.600%, 04/01/2034 (A)	$1,790	$1,606
3.200%, 04/01/2030 (A)	2,435	2,230
2.700%, 04/01/2025 (A)	6,350	6,096
Nestle Holdings
5.250%, 03/13/2026 (A)	3,610	3,666
3.500%, 09/24/2025 (A)	5,685	5,532
Northwestern University
4.643%, 12/01/2044	120	117
3.662%, 12/01/2057	2,340	1,855
PepsiCo
4.200%, 07/18/2052	1,730	1,596
Philip Morris International
5.750%, 11/17/2032	3,550	3,638
5.625%, 11/17/2029	5,905	6,050
5.125%, 11/17/2027	6,795	6,865
4.500%, 03/20/2042	2,830	2,406
4.375%, 11/15/2041	2,207	1,851
3.875%, 08/21/2042	3,890	3,006
0.875%, 05/01/2026	3,360	3,012
Reynolds American
8.125%, 05/01/2040	980	1,056
7.250%, 06/15/2037	2,870	3,018
4.450%, 06/12/2025	1,975	1,932
Roche Holdings
2.625%, 05/15/2026 (A)	3,145	2,992
1.930%, 12/13/2028 (A)	10,791	9,474
Rush Obligated Group
3.922%, 11/15/2029	3,828	3,560
Takeda Pharmaceutical
2.050%, 03/31/2030	3,352	2,799
Walmart
4.500%, 04/15/2053	9,446	9,053
3.900%, 04/15/2028	4,040	3,995

		236,631

Energy — 4.6%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor
3.337%, 12/15/2027	1,408	1,318
2.061%, 12/15/2026	3,887	3,528
BP Capital Markets America
4.893%, 09/11/2033	9,825	9,761
3.937%, 09/21/2028	2,640	2,556
3.379%, 02/08/2061	3,001	2,089
3.060%, 06/17/2041	365	271
3.001%, 03/17/2052	2,140	1,440
3.000%, 02/24/2050	370	252
2.939%, 06/04/2051	4,480	2,993
2.772%, 11/10/2050	2,030	1,321
2.721%, 01/12/2032	1,695	1,445
BP Capital Markets PLC
3.723%, 11/28/2028	10,659	10,205

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cameron LNG LLC
2.902%, 07/15/2031 (A)	$478	$416
Cenovus Energy
6.750%, 11/15/2039	2,050	2,142
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/2027	2,120	2,102
3.700%, 11/15/2029	2,205	2,011
2.742%, 12/31/2039	2,925	2,331
Chevron
2.895%, 03/03/2024	4,815	4,737
2.236%, 05/11/2030	7,687	6,726
Colonial Enterprises
3.250%, 05/15/2030 (A)	4,050	3,608
ConocoPhillips
4.025%, 03/15/2062	4,165	3,317
Devon Energy
5.600%, 07/15/2041	1,540	1,429
Diamondback Energy
6.250%, 03/15/2033	4,130	4,288
Enbridge
5.700%, 03/08/2033	3,345	3,402
Energy Transfer
5.250%, 04/15/2029	5,000	4,937
4.000%, 10/01/2027	1,530	1,446
Enterprise Products Operating LLC
5.350%, 01/31/2033	2,760	2,813
EOG Resources
4.375%, 04/15/2030	2,330	2,296
Equinor
3.250%, 11/18/2049	5,015	3,709
2.875%, 04/06/2025	3,480	3,362
Exxon Mobil
4.227%, 03/19/2040	1,385	1,268
4.114%, 03/01/2046	1,965	1,705
3.452%, 04/15/2051	3,500	2,685
3.095%, 08/16/2049	1,235	896
2.995%, 08/16/2039	2,830	2,213
Galaxy Pipeline Assets Bidco
2.625%, 03/31/2036 (A)	2,555	2,072
1.750%, 09/30/2027 (A)	3,227	2,987
Hess
6.000%, 01/15/2040	5,910	5,827
HF Sinclair
5.875%, 04/01/2026	2,080	2,090
MPLX
5.000%, 03/01/2033	2,360	2,270
4.950%, 03/14/2052	2,580	2,124
Sabal Trail Transmission LLC
4.246%, 05/01/2028 (A)	4,150	3,953
Sabine Pass Liquefaction LLC
5.900%, 09/15/2037 (A)	3,265	3,302
5.750%, 05/15/2024	3,000	2,994

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Saudi Arabian Oil
1.250%, 11/24/2023 (A)	$7,665	$7,499
Schlumberger Investment
4.850%, 05/15/2033	5,815	5,759
3.650%, 12/01/2023	4,165	4,129
Shell International Finance BV
6.375%, 12/15/2038	1,850	2,065
4.550%, 08/12/2043	3,550	3,247
4.125%, 05/11/2035	4,275	3,970
4.000%, 05/10/2046	5,085	4,261
3.750%, 09/12/2046	4,600	3,691
2.500%, 09/12/2026	375	352
2.375%, 11/07/2029	3,235	2,846
Spectra Energy Partners LP
3.375%, 10/15/2026	2,220	2,099
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	3,445	3,954
2.900%, 03/01/2030 (A)	4,230	3,635
Texas Eastern Transmission LP
3.500%, 01/15/2028 (A)	3,373	3,145
TotalEnergies Capital
3.883%, 10/11/2028	5,330	5,196
TotalEnergies Capital International
3.386%, 06/29/2060	745	534
3.127%, 05/29/2050	2,615	1,861
2.986%, 06/29/2041	295	223
TransCanada PipeLines
3.750%, 10/16/2023	5,000	4,984

		192,087

Financials — 32.9%
AIA Group
3.600%, 04/09/2029 (A)	9,500	8,934
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	1,821	1,963
American Express
5.850%, 11/05/2027	4,730	4,914
4.900%, 02/13/2026	3,000	2,997
American International Group
4.800%, 07/10/2045	330	290
4.375%, 06/30/2050	210	174
Ameriprise Financial
4.000%, 10/15/2023	2,450	2,435
Antares Holdings
3.950%, 07/15/2026 (A)	2,915	2,540
ANZ New Zealand International
1.250%, 06/22/2026 (A)	6,840	6,098
Apollo Management Holdings
4.400%, 05/27/2026 (A)	1,140	1,093
4.000%, 05/30/2024 (A)	6,943	6,809
ASB Bank
1.625%, 10/22/2026 (A)	5,535	4,936

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Athene Global Funding
2.950%, 11/12/2026 (A)	$10,525	$9,433
2.500%, 03/24/2028 (A)	5,135	4,307
Banco Bilbao Vizcaya Argentaria
1.125%, 09/18/2025	4,605	4,162
Banco Santander
2.706%, 06/27/2024	8,435	8,162
1.722%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 09/14/2027 (B)	820	716
Bank of America
6.000%, 10/15/2036	520	556
5.288%, U.S. SOFR + 1.910%, 04/25/2034 (B)	8,665	8,610
4.571%, U.S. SOFR + 1.830%, 04/27/2033 (B)	13,065	12,273
3.419%, TSFR3M + 1.040%, 12/20/2028 (B)	8,940	8,221
3.366%, TSFR3M + 1.072%, 01/23/2026 (B)	12,525	12,033
3.311%, U.S. SOFR + 1.580%, 04/22/2042 (B)	9,500	7,120
2.592%, U.S. SOFR + 2.150%, 04/29/2031 (B)	6,300	5,291
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (B)	6,000	4,872
Bank of America MTN
4.948%, U.S. SOFR + 2.040%, 07/22/2028 (B)	4,540	4,490
4.271%, TSFR3M + 1.572%, 07/23/2029 (B)	11,015	10,470
4.244%, TSFR3M + 2.076%, 04/24/2038 (B)	4,228	3,725
4.183%, 11/25/2027	8,335	7,990
3.705%, TSFR3M + 1.512%, 04/24/2028 (B)	22,445	21,098
3.559%, TSFR3M + 1.322%, 04/23/2027 (B)	735	697
3.248%, 10/21/2027	4,125	3,859
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (B)	1,650	1,376
2.884%, TSFR3M + 1.452%, 10/22/2030 (B)	2,870	2,472
2.676%, U.S. SOFR + 1.930%, 06/19/2041 (B)	32,178	22,088
1.843%, U.S. SOFR + 0.670%, 02/04/2025 (B)	10,975	10,671
Bank of Montreal MTN
1.250%, 09/15/2026	3,825	3,381
Bank of New York Mellon MTN
5.834%, SOFRINDX + 2.074%, 10/25/2033 (B)	6,647	6,988
2.450%, 08/17/2026	775	717

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of Nova Scotia
4.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.551%(B)(C)	$3,150	$2,868
0.650%, 07/31/2024	5,281	4,984
Barclays PLC
7.325%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.050%, 11/02/2026 (B)	5,795	6,008
3.932%, ICE LIBOR USD 3 Month + 1.610%, 05/07/2025 (B)	5,285	5,172
Berkshire Hathaway
4.500%, 02/11/2043	865	820
Berkshire Hathaway Finance
3.850%, 03/15/2052	4,960	4,046
1.450%, 10/15/2030	4,000	3,266
Blackstone Holdings Finance LLC
5.000%, 06/15/2044 (A)	738	632
4.450%, 07/15/2045 (A)	1,534	1,218
3.500%, 09/10/2049 (A)	2,250	1,481
3.150%, 10/02/2027 (A)	1,878	1,723
2.550%, 03/30/2032 (A)	2,000	1,569
2.000%, 01/30/2032 (A)	4,010	3,012
Blackstone Private Credit Fund
2.625%, 12/15/2026	2,000	1,705
Blackstone Secured Lending Fund
3.625%, 01/15/2026	3,105	2,859
BNP Paribas
5.125%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.450%, 01/13/2029 (A)(B)	5,030	5,013
2.219%, U.S. SOFR + 2.074%, 06/09/2026 (A)(B)	4,725	4,385
2.159%, U.S. SOFR + 1.218%, 09/15/2029 (A)(B)	2,305	1,937
1.323%, U.S. SOFR + 1.004%, 01/13/2027 (A)(B)	6,830	6,093
BPCE MTN
5.975%, U.S. SOFR + 2.100%, 01/18/2027 (A)(B)	6,785	6,777
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (A)	3,400	3,256
Brookfield Finance
2.724%, 04/15/2031	2,500	2,060
Cantor Fitzgerald
4.500%, 04/14/2027 (A)	2,435	2,280
Capital One Financial
4.927%, U.S. SOFR + 2.057%, 05/10/2028 (B)	167	161
3.650%, 05/11/2027	4,523	4,241
3.300%, 10/30/2024	2,868	2,764
Carlyle Finance Subsidiary LLC
3.500%, 09/19/2029 (A)	2,697	2,399

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CDP Financial
5.600%, 11/25/2039 (A)	$700	$759
Charles Schwab
5.643%, U.S. SOFR + 2.210%, 05/19/2029 (B)	3,228	3,231
Chubb INA Holdings
6.700%, 05/15/2036	1,000	1,133
4.350%, 11/03/2045	1,138	1,016
CI Financial
4.100%, 06/15/2051	2,010	1,203
3.200%, 12/17/2030	6,030	4,522
Cincinnati Financial
6.920%, 05/15/2028	3,363	3,637
6.125%, 11/01/2034	2,882	3,086
Citadel
4.875%, 01/15/2027 (A)	3,820	3,679
Citadel Finance LLC
3.375%, 03/09/2026 (A)	3,615	3,279
Citigroup
8.125%, 07/15/2039	3,119	3,962
6.174%, U.S. SOFR + 2.661%, 05/25/2034 (B)	7,611	7,719
5.610%, U.S. SOFR + 1.546%, 09/29/2026 (B)	5,795	5,836
5.500%, 09/13/2025	1,095	1,095
4.910%, U.S. SOFR + 2.086%, 05/24/2033 (B)	3,000	2,917
4.750%, 05/18/2046	1,040	877
4.450%, 09/29/2027	195	187
4.281%, TSFR3M + 2.101%, 04/24/2048 (B)	2,918	2,463
4.140%, U.S. SOFR + 1.372%, 05/24/2025 (B)	3,535	3,478
3.400%, 05/01/2026	6,375	6,103
3.352%, TSFR3M + 1.158%, 04/24/2025 (B)	6,380	6,236
2.904%, U.S. SOFR + 1.379%, 11/03/2042 (B)	2,415	1,697
2.561%, U.S. SOFR + 1.167%, 05/01/2032 (B)	13,030	10,696
1.462%, U.S. SOFR + 0.770%, 06/09/2027 (B)	3,767	3,358
CME Group
5.300%, 09/15/2043	2,500	2,575
4.150%, 06/15/2048	1,989	1,792
Commonwealth Bank of Australia
1.125%, 06/15/2026 (A)	3,668	3,282
Commonwealth Bank of Australia NY
5.316%, 03/13/2026	2,750	2,783
Cooperatieve Rabobank UA
3.758%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.420%, 04/06/2033 (A)(B)	6,285	5,529

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Corebridge Financial
3.900%, 04/05/2032 (A)	$2,980	$2,585
3.850%, 04/05/2029 (A)	5,600	5,049
3.500%, 04/04/2025 (A)	4,835	4,615
Corebridge Global Funding
0.450%, 12/08/2023 (A)	5,260	5,114
Credit Agricole
1.247%, U.S. SOFR + 0.892%, 01/26/2027 (A)(B)	4,740	4,216
Credit Suisse Group
6.537%, U.S. SOFR + 3.920%, 08/12/2033 (A)(B)	1,995	2,036
3.750%, 03/26/2025	3,675	3,451
Credit Suisse NY
4.750%, 08/09/2024	10,920	10,636
Credit Suisse NY MTN
3.700%, 02/21/2025	7,700	7,307
Danske Bank
6.466%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.100%, 01/09/2026 (A)(B)	5,584	5,591
Deutsche Bank NY
0.898%, 05/28/2024	5,915	5,609
Empower Finance 2020
3.075%, 09/17/2051 (A)	1,255	800
Enstar Group
3.100%, 09/01/2031	3,285	2,592
Equitable Financial Life Global Funding
1.400%, 07/07/2025 (A)	1,473	1,347
1.400%, 08/27/2027 (A)	1,973	1,674
0.800%, 08/12/2024 (A)	2,165	2,046
F&G Global Funding
1.750%, 06/30/2026 (A)	7,701	6,867
Fairfax Financial Holdings
3.375%, 03/03/2031	2,495	2,111
Farmers Exchange Capital III
5.454%, ICE LIBOR USD 3 Month + 3.454%, 10/15/2054 (A)(B)	1,750	1,590
Federation des Caisses Desjardins du Quebec
4.400%, 08/23/2025 (A)	5,170	5,034
0.700%, 05/21/2024 (A)	6,540	6,235
Fifth Third Bancorp
2.550%, 05/05/2027	1,920	1,681
Five Corners Funding Trust
4.419%, 11/15/2023 (A)	4,190	4,161
GA Global Funding Trust
3.850%, 04/11/2025 (A)	6,595	6,319
1.950%, 09/15/2028 (A)	5,860	4,940
1.625%, 01/15/2026 (A)	4,010	3,588
Goldman Sachs Capital I
6.345%, 02/15/2034	2,200	2,237

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group
6.750%, 10/01/2037	$480	$512
6.450%, 05/01/2036	670	703
4.411%, TSFR3M + 1.692%, 04/23/2039 (B)	3,440	3,014
4.017%, TSFR3M + 1.635%, 10/31/2038 (B)	1,517	1,279
3.850%, 01/26/2027	155	149
3.800%, 03/15/2030	350	324
3.500%, 01/23/2025	2,745	2,663
3.500%, 11/16/2026	8,613	8,164
3.436%, U.S. SOFR + 1.632%, 02/24/2043 (B)	2,083	1,559
3.272%, TSFR3M + 1.463%, 09/29/2025 (B)	10,980	10,618
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (B)	7,800	5,710
3.102%, U.S. SOFR + 1.410%, 02/24/2033 (B)	8,225	6,975
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (B)	1,439	1,179
2.640%, U.S. SOFR + 1.114%, 02/24/2028 (B)	5,545	5,027
2.600%, 02/07/2030	795	681
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (B)	20,775	16,727
1.992%, U.S. SOFR + 1.090%, 01/27/2032 (B)	485	383
1.948%, U.S. SOFR + 0.913%, 10/21/2027 (B)	7,105	6,328
1.431%, U.S. SOFR + 0.798%, 03/09/2027 (B)	10,275	9,231
Goldman Sachs Group MTN
4.800%, 07/08/2044	5,195	4,694
HSBC Bank USA
7.000%, 01/15/2039	7,096	7,770
HSBC Holdings PLC
8.113%, U.S. SOFR + 4.250%, 11/03/2033 (B)	3,205	3,563
7.390%, U.S. SOFR + 3.350%, 11/03/2028 (B)	5,152	5,504
4.041%, ICE LIBOR USD 3 Month + 1.546%, 03/13/2028 (B)	11,362	10,720
2.999%, U.S. SOFR + 1.430%, 03/10/2026 (B)	1,140	1,083
ING Groep
4.625%, 01/06/2026 (A)	4,185	4,108
4.100%, 10/02/2023	3,950	3,923
3.869%, U.S. SOFR + 1.640%, 03/28/2026 (B)	6,165	5,947
Intercontinental Exchange
4.950%, 06/15/2052	3,810	3,611
4.250%, 09/21/2048	1,454	1,236

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.000%, 06/15/2050	$1,100	$754
International Bank for Reconstruction & Development
3.875%, 02/14/2030	14,355	14,356
3.500%, 07/12/2028	6,085	5,976
Jackson Financial
3.125%, 11/23/2031	3,295	2,555
Jackson National Life Global Funding
5.500%, 01/09/2026 (A)	3,000	2,960
JPMorgan Chase
8.750%, 09/01/2030	1,361	1,620
7.750%, 07/15/2025	1,690	1,782
6.400%, 05/15/2038	2,812	3,142
5.849%, ICE LIBOR USD 3 Month + 0.550%, 02/01/2027 (B)	1,630	1,505
5.717%, U.S. SOFR + 2.580%, 09/14/2033 (B)	3,359	3,399
5.546%, U.S. SOFR + 1.070%, 12/15/2025 (B)	8,300	8,310
5.500%, 10/15/2040	1,000	1,010
4.586%, U.S. SOFR + 1.800%, 04/26/2033 (B)	9,558	9,166
4.565%, U.S. SOFR + 1.750%, 06/14/2030 (B)	6,680	6,463
4.260%, TSFR3M + 1.842%, 02/22/2048 (B)	5	4
3.964%, TSFR3M + 1.642%, 11/15/2048 (B)	3,784	3,060
3.882%, TSFR3M + 1.622%, 07/24/2038 (B)	6,195	5,319
3.875%, 09/10/2024	2,535	2,486
3.509%, TSFR3M + 0.945%, 01/23/2029 (B)	20,047	18,669
3.328%, U.S. SOFR + 1.580%, 04/22/2052 (B)	5,535	3,964
3.220%, TSFR3M + 1.417%, 03/01/2025 (B)	2,755	2,702
3.157%, U.S. SOFR + 1.460%, 04/22/2042 (B)	10,745	8,032
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (B)	255	176
2.963%, U.S. SOFR + 1.260%, 01/25/2033 (B)	6,511	5,511
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (B)	5,703	4,843
2.069%, U.S. SOFR + 1.015%, 06/01/2029 (B)	5,610	4,854
2.005%, TSFR3M + 1.585%, 03/13/2026 (B)	5,095	4,794
1.953%, U.S. SOFR + 1.065%, 02/04/2032 (B)	2,785	2,217
KeyBank
5.850%, 11/15/2027	5,076	4,710

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
KeyBank MTN
5.000%, 01/26/2033	$7,310	$6,424
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	1,985	1,804
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	7,143	6,201
KKR Group Finance VIII LLC
3.500%, 08/25/2050 (A)	1,275	846
KKR Group Finance XII LLC
4.850%, 05/17/2032 (A)	3,073	2,913
Kreditanstalt fuer Wiederaufbau
3.875%, 06/15/2028	13,775	13,752
Lincoln National
3.400%, 01/15/2031	3,100	2,559
Lloyds Banking Group PLC
4.976%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 08/11/2033 (B)	2,450	2,318
2.438%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.000%, 02/05/2026 (B)	4,500	4,250
1.627%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/2027 (B)	2,636	2,355
LSEGA Financing PLC
3.200%, 04/06/2041 (A)	3,618	2,698
1.375%, 04/06/2026 (A)	7,541	6,741
Macquarie Group MTN
6.207%, 11/22/2024 (A)	10,018	10,085
1.629%, U.S. SOFR + 0.910%, 09/23/2027 (A)(B)	1,844	1,618
Marsh & McLennan
6.250%, 11/01/2052	3,110	3,450
4.750%, 03/15/2039	3,700	3,429
3.500%, 03/10/2025	4,200	4,097
Massachusetts Mutual Life Insurance
3.375%, 04/15/2050 (A)	1,153	818
3.200%, 12/01/2061 (A)	7,385	4,762
MassMutual Global Funding II
1.200%, 07/16/2026 (A)	6,000	5,358
Mastercard
4.875%, 03/09/2028	3,625	3,715
4.850%, 03/09/2033	7,895	8,098
3.300%, 03/26/2027	3,110	2,993
2.950%, 06/01/2029	2,420	2,235
Met Tower Global Funding MTN
1.250%, 09/14/2026 (A)	7,645	6,760
MetLife
6.375%, 06/15/2034	4,340	4,778
5.250%, 01/15/2054	565	537
5.000%, 07/15/2052	5,920	5,383
4.050%, 03/01/2045	1,250	1,030

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Metropolitan Life Global Funding I
2.950%, 04/09/2030 (A)	$3,070	$2,665
0.950%, 07/02/2025 (A)	3,600	3,291
Metropolitan Life Global Funding I MTN
5.150%, 03/28/2033 (A)	7,570	7,552
3.600%, 01/11/2024 (A)	6,965	6,877
2.400%, 01/11/2032 (A)	3,850	3,163
Mitsubishi UFJ Financial Group
5.719%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.080%, 02/20/2026 (B)	4,740	4,737
5.063%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 09/12/2025 (B)	5,265	5,218
Moody's
4.250%, 08/08/2032	3,406	3,265
Morgan Stanley
5.948%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.430%, 01/19/2038 (B)	6,385	6,307
5.297%, U.S. SOFR + 2.620%, 04/20/2037 (B)	385	367
5.250%, U.S. SOFR + 1.870%, 04/21/2034 (B)	4,430	4,399
5.123%, U.S. SOFR + 1.730%, 02/01/2029 (B)	3,535	3,517
4.210%, U.S. SOFR + 1.610%, 04/20/2028 (B)	19,674	18,968
1.593%, U.S. SOFR + 0.879%, 05/04/2027 (B)	7,700	6,925
Morgan Stanley MTN
6.375%, 07/24/2042	641	707
4.300%, 01/27/2045	4,720	4,088
3.971%, ICE LIBOR USD 3 Month + 1.455%, 07/22/2038 (B)	4,630	3,951
2.720%, U.S. SOFR + 1.152%, 07/22/2025 (B)	4,940	4,764
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (B)	11,085	8,998
2.475%, U.S. SOFR + 1.000%, 01/21/2028 (B)	4,340	3,940
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (B)	8,650	6,901
1.512%, U.S. SOFR + 0.858%, 07/20/2027 (B)	2,237	1,992
Morgan Stanley Bank
4.754%, 04/21/2026	2,420	2,411
Mutual of Omaha Insurance
4.297%, ICE LIBOR USD 3 Month + 2.640%, 07/15/2054 (A)(B)	1,515	1,460
National Securities Clearing
5.100%, 11/21/2027 (A)	2,657	2,660
5.000%, 05/30/2028 (A)	3,270	3,283

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nationwide Building Society MTN
2.972%, U.S. SOFR + 1.290%, 02/16/2028 (A)(B)	$6,055	$5,484
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,450	1,873
4.350%, 04/30/2050 (A)	3,471	2,608
NatWest Group PLC
7.472%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.850%, 11/10/2026 (B)	6,706	6,961
6.016%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.100%, 03/02/2034 (B)	2,745	2,800
1.642%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 06/14/2027 (B)	4,320	3,824
New York Life Global Funding MTN
3.600%, 08/05/2025 (A)	5,000	4,847
1.450%, 01/14/2025 (A)	3,500	3,309
New York Life Insurance
5.875%, 05/15/2033 (A)	2,224	2,324
3.750%, 05/15/2050 (A)	1,420	1,079
Northwestern Mutual Global Funding MTN
4.000%, 07/01/2025 (A)	3,300	3,224
Owl Rock Capital
2.875%, 06/11/2028	3,498	2,854
Pacific Life Insurance
4.300%, ICE LIBOR USD 3 Month + 2.796%, 10/24/2067 (A)(B)	1,555	1,171
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (A)	4,431	4,293
PNC Financial Services Group
5.068%, U.S. SOFR + 1.933%, 01/24/2034 (B)	5,330	5,146
2.600%, 07/23/2026	9,430	8,758
Pricoa Global Funding I
3.450%, 09/01/2023 (A)	5,920	5,891
Principal Life Global Funding II
2.250%, 11/21/2024 (A)	3,110	2,961
1.500%, 08/27/2030 (A)	3,374	2,580
1.375%, 01/10/2025 (A)	3,500	3,278
Prospect Capital
3.706%, 01/22/2026	1,955	1,717
Prudential Financial
3.935%, 12/07/2049	140	109
Prudential Financial MTN
5.700%, 12/14/2036	1,660	1,742
1.500%, 03/10/2026	4,945	4,542
Prudential Funding Asia
3.125%, 04/14/2030	2,008	1,788
Royal Bank of Canada MTN
6.000%, 11/01/2027	10,744	11,134
2.300%, 11/03/2031	2,380	1,933

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
S&P Global
2.700%, 03/01/2029	$6,138	$5,554
2.450%, 03/01/2027	6,525	6,056
Santander UK Group Holdings PLC
6.833%, U.S. SOFR + 2.749%, 11/21/2026 (B)	5,995	6,063
Securian Financial Group
4.800%, 04/15/2048 (A)	3,138	2,524
Security Benefit Global Funding MTN
1.250%, 05/17/2024 (A)	1,501	1,426
Societe Generale
3.625%, 03/01/2041 (A)	2,840	1,781
Societe Generale MTN
7.367%, 01/10/2053 (A)	3,515	3,372
State Street
5.159%, U.S. SOFR + 1.890%, 05/18/2034 (B)	4,489	4,469
4.421%, U.S. SOFR + 1.605%, 05/13/2033 (B)	3,026	2,890
3.031%, U.S. SOFR + 1.490%, 11/01/2034 (B)	6,035	5,187
Sumitomo Mitsui Financial Group
0.948%, 01/12/2026	3,000	2,680
Synchrony Bank
5.400%, 08/22/2025	5,420	5,165
Toronto-Dominion Bank MTN
4.456%, 06/08/2032	3,500	3,309
0.700%, 09/10/2024	3,763	3,541
Travelers
5.450%, 05/25/2053	10,635	10,945
3.750%, 05/15/2046	1,505	1,191
Truist Bank
3.800%, 10/30/2026	2,090	1,907
2.250%, 03/11/2030	1,090	867
Truist Financial
4.000%, 05/01/2025	9,430	9,089
Truist Financial MTN
5.122%, U.S. SOFR + 1.852%, 01/26/2034 (B)	2,010	1,920
4.916%, U.S. SOFR + 2.240%, 07/28/2033 (B)	6,080	5,488
4.873%, U.S. SOFR + 1.435%, 01/26/2029 (B)	5,485	5,308
2.850%, 10/26/2024	2,885	2,762
1.887%, U.S. SOFR + 0.862%, 06/07/2029 (B)	4,036	3,352
1.267%, U.S. SOFR + 0.609%, 03/02/2027 (B)	14,300	12,663
1.200%, 08/05/2025	3,458	3,125
UBS MTN
4.500%, 06/26/2048 (A)	3,695	3,318

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
UBS Group
4.703%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.050%, 08/05/2027 (A)(B)	$13,315	$12,797
4.488%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 05/12/2026 (A)(B)	3,220	3,112
4.125%, 09/24/2025 (A)	1,530	1,469
1.494%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 08/10/2027 (A)(B)	2,100	1,810
1.008%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.830%, 07/30/2024 (A)(B)	8,100	8,022
US Bancorp
5.850%, U.S. SOFR + 2.090%, 10/21/2033 (B)	5,429	5,477
4.839%, U.S. SOFR + 1.600%, 02/01/2034 (B)	4,130	3,876
US Bancorp MTN
4.967%, U.S. SOFR + 2.110%, 07/22/2033 (B)	3,225	2,921
USAA Capital
3.375%, 05/01/2025 (A)	3,949	3,834
Validus Holdings
8.875%, 01/26/2040	1,880	2,292
Visa
4.150%, 12/14/2035	1,125	1,085
2.700%, 04/15/2040	835	642
2.000%, 08/15/2050	3,610	2,204
Wells Fargo
6.600%, 01/15/2038	2,620	2,887
5.950%, 12/15/2036	1,035	1,031
5.606%, 01/15/2044	3,316	3,165
3.068%, U.S. SOFR + 2.530%, 04/30/2041 (B)	4,650	3,378
3.000%, 04/22/2026	8,965	8,479
Wells Fargo MTN
4.900%, 11/17/2045	1,865	1,623
4.750%, 12/07/2046	3,543	2,985
4.611%, U.S. SOFR + 2.130%, 04/25/2053 (B)	3,075	2,653
4.400%, 06/14/2046	1,355	1,095
3.584%, TSFR3M + 1.572%, 05/22/2028 (B)	12,541	11,764
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (B)	3,005	2,581
3.196%, TSFR3M + 1.432%, 06/17/2027 (B)	14,110	13,243
2.879%, TSFR3M + 1.432%, 10/30/2030 (B)	5,250	4,543
2.393%, U.S. SOFR + 2.100%, 06/02/2028 (B)	9,880	8,833

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Westpac Banking
2.668%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/2035 (B)	$3,585	$2,761
1.953%, 11/20/2028	1,055	913
XL Group
5.250%, 12/15/2043	2,417	2,395

		1,369,440

Health Care — 8.7%
AbbVie
4.700%, 05/14/2045	5,910	5,312
4.250%, 11/21/2049	8,800	7,453
Advocate Health & Hospitals
4.272%, 08/15/2048	2,984	2,612
Amgen
5.650%, 03/02/2053	3,350	3,351
5.507%, 03/02/2026	11,490	11,490
5.250%, 03/02/2030	2,565	2,585
Ascension Health
3.945%, 11/15/2046	2,394	2,012
3.106%, 11/15/2039	1,990	1,526
2.532%, 11/15/2029	4,050	3,518
Astrazeneca Finance LLC
1.200%, 05/28/2026	10,345	9,367
AstraZeneca PLC
6.450%, 09/15/2037	6,380	7,356
3.375%, 11/16/2025	1,578	1,529
Banner Health
2.907%, 01/01/2042	2,652	1,928
Bayer US Finance II LLC
4.700%, 07/15/2064 (A)	3,935	3,101
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (A)	2,086	1,990
Bristol-Myers Squibb
4.625%, 05/15/2044	1,990	1,868
3.550%, 03/15/2042	4,210	3,454
3.400%, 07/26/2029	3,982	3,748
3.200%, 06/15/2026	1,775	1,713
2.350%, 11/13/2040	760	530
Centene
3.000%, 10/15/2030	18,158	15,192
2.625%, 08/01/2031	955	765
2.500%, 03/01/2031	1,110	888
Cigna Group
4.125%, 11/15/2025	2,154	2,109
2.375%, 03/15/2031	3,000	2,505
CommonSpirit Health
6.073%, 11/01/2027	5,000	5,148
4.187%, 10/01/2049	3,000	2,409
CVS Health
5.875%, 06/01/2053	3,320	3,334

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.250%, 01/30/2031	$4,170	$4,186
5.250%, 02/21/2033	3,430	3,439
Eli Lilly
4.950%, 02/27/2063	3,545	3,520
4.875%, 02/27/2053	3,002	3,024
3.375%, 03/15/2029	3,155	2,995
Gilead Sciences
2.800%, 10/01/2050	1,025	683
GlaxoSmithKline Capital
3.875%, 05/15/2028	2,190	2,130
HCA
5.900%, 06/01/2053	2,365	2,279
5.500%, 06/15/2047	2,385	2,183
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)	3,025	2,116
Johnson & Johnson
3.750%, 03/03/2047	3,000	2,611
2.900%, 01/15/2028	2,565	2,441
2.625%, 01/15/2025	1,660	1,613
1.300%, 09/01/2030	5,355	4,431
Kaiser Foundation Hospitals
4.150%, 05/01/2047	3,195	2,780
3.150%, 05/01/2027	2,005	1,894
2.810%, 06/01/2041	5,275	3,839
McKesson
0.900%, 12/03/2025	2,000	1,803
Medtronic
4.375%, 03/15/2035	1,732	1,679
Medtronic Global Holdings SCA
4.250%, 03/30/2028	4,097	4,042
Memorial Health Services
3.447%, 11/01/2049	2,130	1,581
Merck
5.000%, 05/17/2053	3,730	3,754
4.900%, 05/17/2044	5,210	5,182
4.500%, 05/17/2033	5,670	5,658
4.300%, 05/17/2030	7,410	7,315
3.600%, 09/15/2042	2,145	1,785
3.400%, 03/07/2029	2,385	2,273
MultiCare Health System
2.803%, 08/15/2050	4,400	2,711
Nationwide Children's Hospital
4.556%, 11/01/2052	1,135	1,031
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,395	1,179
1.651%, 08/01/2030	2,487	2,010
Northwell Healthcare
4.260%, 11/01/2047	2,330	1,906
Novartis Capital
4.400%, 05/06/2044	740	699
3.000%, 11/20/2025	4,990	4,822

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery
2.667%, 10/01/2050	$5,260	$3,280
OhioHealth
2.834%, 11/15/2041	4,000	2,918
Orlando Health Obligated Group
3.327%, 10/01/2050	850	607
Pfizer
3.000%, 12/15/2026	2,525	2,411
Pfizer Investment Enterprises Pte
5.340%, 05/19/2063	2,030	2,033
5.300%, 05/19/2053	18,652	19,202
5.110%, 05/19/2043	7,015	6,971
4.750%, 05/19/2033	17,885	17,957
4.650%, 05/19/2030	3,167	3,170
Pharmacia LLC
6.600%, 12/01/2028	1,100	1,209
Providence St. Joseph Health Obligated Group
2.532%, 10/01/2029	8,711	7,379
Revvity
0.850%, 09/15/2024	7,745	7,296
Stanford Health Care
3.310%, 08/15/2030	1,165	1,049
Thermo Fisher Scientific
4.800%, 11/21/2027	3,622	3,689
1.750%, 10/15/2028	1,115	974
1.215%, 10/18/2024	15,830	15,018
UnitedHealth Group
6.875%, 02/15/2038	2,380	2,829
6.625%, 11/15/2037	2,739	3,140
6.500%, 06/15/2037	1,675	1,877
5.875%, 02/15/2053	13,690	14,969
4.625%, 07/15/2035	5,655	5,548
4.200%, 01/15/2047	1,432	1,247
4.000%, 05/15/2029	2,879	2,784
3.875%, 12/15/2028	1,835	1,778
3.850%, 06/15/2028	1,545	1,499
3.750%, 07/15/2025	3,700	3,627
3.700%, 12/15/2025	2,175	2,123
3.500%, 02/15/2024	5,010	4,943
3.050%, 05/15/2041	2,795	2,145
2.300%, 05/15/2031	9,655	8,239
Wyeth LLC
6.000%, 02/15/2036	1,400	1,527
5.950%, 04/01/2037	3,960	4,355

		362,180

Industrials — 7.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.000%, 10/29/2028	3,460	3,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.450%, 10/29/2026	$3,175	$2,831
1.650%, 10/29/2024	8,355	7,844
1.150%, 10/29/2023	8,590	8,422
Air Lease
3.875%, 07/03/2023	4,406	4,399
Airbus
3.950%, 04/10/2047 (A)	2,800	2,354
BAE Systems Holdings
3.800%, 10/07/2024 (A)	1,700	1,663
BAE Systems PLC
5.800%, 10/11/2041 (A)	1,940	1,969
3.400%, 04/15/2030 (A)	1,387	1,259
1.900%, 02/15/2031 (A)	2,718	2,194
Boeing
5.805%, 05/01/2050	3,320	3,250
5.705%, 05/01/2040	2,195	2,163
5.150%, 05/01/2030	10,820	10,731
3.100%, 05/01/2026	4,435	4,178
1.875%, 06/15/2023	3,505	3,500
Burlington Northern Santa Fe LLC
6.150%, 05/01/2037	2,590	2,867
4.900%, 04/01/2044	2,563	2,441
4.550%, 09/01/2044	5,765	5,249
4.450%, 01/15/2053	3,424	3,106
4.375%, 09/01/2042	405	365
4.150%, 04/01/2045	3,505	3,023
Canadian National Railway
3.850%, 08/05/2032	2,990	2,807
Caterpillar
3.803%, 08/15/2042	1,800	1,563
3.400%, 05/15/2024	3,050	2,993
Caterpillar Financial Services MTN
3.600%, 08/12/2027	10,850	10,513
0.950%, 01/10/2024	18,385	17,903
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	2,752	2,666
CSX
3.350%, 09/15/2049	4,726	3,421
Deere
3.100%, 04/15/2030	4,033	3,698
2.750%, 04/15/2025	1,295	1,251
Delta Air Lines Pass-Through Trust, Ser 2015-1, Cl A
3.875%, 07/30/2027	1,059	968
Delta Air Lines Pass-Through Trust, Ser 2019-1, Cl A
3.404%, 04/25/2024	2,800	2,694
Delta Air Lines Pass-Through Trust, Ser 2020-1, Cl AA
2.000%, 06/10/2028	2,722	2,392

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Emerson Electric
2.200%, 12/21/2031	$6,250	$5,179
1.800%, 10/15/2027	2,205	1,969
General Dynamics
4.250%, 04/01/2040	1,095	1,002
4.250%, 04/01/2050	2,100	1,898
2.850%, 06/01/2041	4,130	3,104
Genpact Luxembourg Sarl
3.375%, 12/01/2024	5,226	5,056
Honeywell International
5.000%, 02/15/2033	7,275	7,489
1.750%, 09/01/2031	1,980	1,603
JetBlue Pass-Through Trust, Ser 2019-1, Cl AA
2.750%, 05/15/2032	3,039	2,535
John Deere Capital MTN
3.900%, 06/07/2032	765	728
2.800%, 07/18/2029	4,220	3,839
2.650%, 06/24/2024	5,585	5,491
2.650%, 06/10/2026	390	368
2.350%, 03/08/2027	7,260	6,722
1.250%, 01/10/2025	17,680	16,705
Lockheed Martin
5.250%, 01/15/2033	6,748	7,017
4.070%, 12/15/2042	3,300	2,916
3.900%, 06/15/2032	6,960	6,571
Norfolk Southern
3.800%, 08/01/2028	3,180	3,056
Northrop Grumman
2.930%, 01/15/2025	5,650	5,448
PACCAR Financial MTN
4.450%, 03/30/2026	2,150	2,146
1.100%, 05/11/2026	3,079	2,789
Penske Truck Leasing LP / PTL Finance
4.000%, 07/15/2025 (A)	2,904	2,797
3.950%, 03/10/2025 (A)	2,752	2,663
3.450%, 07/01/2024 (A)	5,540	5,390
Protective Life Global Funding
1.618%, 04/15/2026 (A)	7,358	6,648
1.170%, 07/15/2025 (A)	1,476	1,344
Raytheon Technologies
5.375%, 02/27/2053	4,235	4,286
5.000%, 02/27/2026	3,793	3,819
4.500%, 06/01/2042	2,300	2,100
Republic Services
5.000%, 04/01/2034	2,520	2,523
Ryder System MTN
4.625%, 06/01/2025	4,800	4,728
Siemens Financieringsmaatschappij
1.700%, 03/11/2028 (A)	5,890	5,189
Snap-on
3.100%, 05/01/2050	3,240	2,372

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Triton Container International
2.050%, 04/15/2026 (A)	$2,335	$2,055
TTX
4.600%, 02/01/2049 (A)	2,100	1,844
TTX MTN
3.600%, 01/15/2025 (A)	5,563	5,414
Union Pacific
3.500%, 02/14/2053	6,700	5,104
3.375%, 02/14/2042	1,275	1,015
2.950%, 03/10/2052	9,416	6,423
2.375%, 05/20/2031	4,085	3,472
Union Pacific MTN
3.550%, 08/15/2039	1,455	1,210
United Airlines Pass-Through Trust
2.700%, 05/01/2032	2,394	2,026
United Airlines Pass-Through Trust, Ser 2012-1, Cl A
4.150%, 04/11/2024	2,021	1,979
United Airlines Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	1,520	1,402
United Parcel Service
5.050%, 03/03/2053	2,725	2,722
Verisk Analytics
3.625%, 05/15/2050	2,930	2,102
WW Grainger
4.600%, 06/15/2045	419	390

		304,325

Information Technology — 4.7%
Analog Devices
2.950%, 10/01/2051	1,918	1,345
1.700%, 10/01/2028	5,460	4,751
Apple
4.650%, 02/23/2046	5,150	5,106
4.500%, 02/23/2036	2,915	2,985
4.375%, 05/13/2045	515	487
3.850%, 08/04/2046	5,235	4,584
3.350%, 02/09/2027	4,600	4,479
3.250%, 02/23/2026	9,225	8,970
3.000%, 02/09/2024	4,590	4,531
2.850%, 05/11/2024	1,055	1,031
2.850%, 08/05/2061	2,000	1,338
2.650%, 05/11/2050	3,755	2,583
2.375%, 02/08/2041	2,500	1,835
1.650%, 02/08/2031	4,730	3,945
Cisco Systems
5.900%, 02/15/2039	2,007	2,208
Corning
7.250%, 08/15/2036	1,844	1,923
Dell International LLC / EMC Corp
5.750%, 02/01/2033	2,750	2,751

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Intel
5.700%, 02/10/2053	$4,290	$4,238
5.200%, 02/10/2033	8,255	8,305
5.125%, 02/10/2030	16,150	16,336
4.900%, 08/05/2052	6,669	6,004
4.875%, 02/10/2026	8,080	8,125
3.200%, 08/12/2061	888	562
2.875%, 05/11/2024	5,830	5,690
International Business Machines
4.150%, 05/15/2039	2,325	2,034
3.300%, 05/15/2026	1,805	1,735
3.000%, 05/15/2024	1,140	1,114
2.200%, 02/09/2027	2,700	2,479
Intuit
1.350%, 07/15/2027	2,989	2,619
KLA
4.950%, 07/15/2052	2,702	2,608
Microsoft
3.700%, 08/08/2046	4,759	4,150
3.500%, 02/12/2035	805	760
3.450%, 08/08/2036	650	594
3.041%, 03/17/2062	1,100	797
2.921%, 03/17/2052	3,472	2,569
2.875%, 02/06/2024	2,235	2,204
2.675%, 06/01/2060	1,078	721
2.525%, 06/01/2050	3,282	2,259
2.400%, 08/08/2026	7,490	7,103
NXP BV / NXP FUNDING LLC
4.875%, 03/01/2024	3,252	3,228
NXP BV / NXP FUNDING LLC / NXP USA
5.000%, 01/15/2033	1,975	1,903
Oracle
4.375%, 05/15/2055	680	526
4.000%, 07/15/2046	5,360	4,016
3.800%, 11/15/2037	2,190	1,779
3.600%, 04/01/2040	9,370	7,095
2.950%, 04/01/2030	7,955	6,960
QUALCOMM
4.300%, 05/20/2047	3,516	3,113
1.650%, 05/20/2032	1,830	1,435
Sprint Capital
8.750%, 03/15/2032	1,510	1,834
Sprint LLC
7.125%, 06/15/2024	2,790	2,819
Texas Instruments
5.050%, 05/18/2063	3,958	3,871
4.150%, 05/15/2048	175	155
3.875%, 03/15/2039	195	172
2.250%, 09/04/2029	9,130	8,070
TSMC Arizona
1.750%, 10/25/2026	2,455	2,217

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vontier
1.800%, 04/01/2026	$1,205	$1,071
Wipro IT Services LLC
1.500%, 06/23/2026 (A)	4,937	4,428

		192,550

Materials — 1.1%
Barrick North America Finance LLC
5.750%, 05/01/2043	3,030	3,092
BHP Billiton Finance USA
6.420%, 03/01/2026	1,590	1,644
5.000%, 09/30/2043	1,400	1,376
4.875%, 02/27/2026	3,545	3,560
Celanese US Holdings LLC
6.330%, 07/15/2029	2,120	2,132
6.050%, 03/15/2025	5,170	5,191
Ecolab
1.650%, 02/01/2027	4,055	3,675
Freeport-McMoRan
5.250%, 09/01/2029	5,504	5,387
4.625%, 08/01/2030	1,835	1,718
4.250%, 03/01/2030	840	770
International Flavors & Fragrances
3.468%, 12/01/2050 (A)	5,485	3,605
3.268%, 11/15/2040 (A)	1,013	699
2.300%, 11/01/2030 (A)	3,950	3,136
Lubrizol
6.500%, 10/01/2034	1,000	1,180
PPG Industries
1.200%, 03/15/2026	3,750	3,381
Rio Tinto Finance USA
5.200%, 11/02/2040	1,185	1,188
2.750%, 11/02/2051	4,000	2,654

		44,388

Municipal Bond — 0.1%
University of Southern California
5.250%, 10/01/2111	3,940	3,950
2.805%, 10/01/2050	214	147

		4,097

Real Estate — 2.3%
Alexandria Real Estate Equities
4.750%, 04/15/2035	5,860	5,473
2.950%, 03/15/2034	1,550	1,232
AvalonBay Communities MTN
3.350%, 05/15/2027	5,480	5,163
Boston Properties
4.500%, 12/01/2028	2,630	2,353
Essential Properties
2.950%, 07/15/2031	3,050	2,233

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Federal Realty Investment Trust
1.250%, 02/15/2026	$5,026	$4,519
Prologis
4.750%, 06/15/2033	5,242	5,126
Realty Income
5.625%, 10/13/2032	7,300	7,430
Regency Centers LP
4.650%, 03/15/2049	315	262
4.400%, 02/01/2047	1,840	1,475
2.950%, 09/15/2029	4,180	3,635
Sabra Health Care LP
3.900%, 10/15/2029	4,275	3,523
3.200%, 12/01/2031	3,025	2,236
Scentre Group Trust 1/ Scentre Group Trust 2
3.750%, 03/23/2027 (A)	980	927
3.625%, 01/28/2026 (A)	9,631	9,208
3.500%, 02/12/2025 (A)	1,575	1,520
Scentre Group Trust 2
4.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.379%, 09/24/2080 (A)(B)	6,340	5,719
Simon Property Group LP
6.750%, 02/01/2040	470	511
5.850%, 03/08/2053	2,180	2,159
5.500%, 03/08/2033	8,037	8,008
4.250%, 11/30/2046	2,194	1,721
2.650%, 02/01/2032	3,600	2,924
2.450%, 09/13/2029	6,496	5,533
Spirit Realty LP
3.400%, 01/15/2030	2,405	2,041
3.200%, 01/15/2027	50	45
2.100%, 03/15/2028	3,075	2,585
Sun Communities Operating LP
2.300%, 11/01/2028	120	102
VICI Properties
4.375%, 05/15/2025	2,935	2,833
Vornado Realty
3.500%, 01/15/2025	3,895	3,606
WP Carey
4.600%, 04/01/2024	2,670	2,623

		96,725

Utilities — 9.8%
AEP Texas
3.450%, 01/15/2050	2,695	1,915
AEP Transmission LLC
5.400%, 03/15/2053	1,800	1,830
AES
5.450%, 06/01/2028	3,705	3,658
Alabama Power
3.850%, 12/01/2042	600	489
3.700%, 12/01/2047	2,800	2,145

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.125%, 07/15/2051	$3,187	$2,170
1.450%, 09/15/2030	3,416	2,713
Ameren Illinois
4.500%, 03/15/2049	4,560	4,098
3.850%, 09/01/2032	14,575	13,508
American Electric Power
5.699%, 08/15/2025	3,080	3,066
5.625%, 03/01/2033	4,305	4,391
Atmos Energy
4.125%, 03/15/2049	4,245	3,546
Baltimore Gas and Electric
2.250%, 06/15/2031	5,030	4,202
Berkshire Hathaway Energy
6.125%, 04/01/2036	1,472	1,592
4.450%, 01/15/2049	140	121
3.800%, 07/15/2048	1,065	836
3.250%, 04/15/2028	1,720	1,626
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	2,215	1,984
3.000%, 03/01/2032	1,840	1,604
2.900%, 07/01/2050	830	558
Cleco Corporate Holdings LLC
3.375%, 09/15/2029	2,000	1,728
CMS Energy
3.000%, 05/15/2026	7,285	6,901
Commonwealth Edison
4.700%, 01/15/2044	2,000	1,835
4.000%, 03/01/2048	4,350	3,608
3.200%, 11/15/2049	1,805	1,278
3.000%, 03/01/2050	2,140	1,466
2.550%, 06/15/2026	4,665	4,373
Connecticut Light & Power
5.250%, 01/15/2053	3,000	3,009
Consolidated Edison of New York
3.875%, 06/15/2047	3,000	2,341
Constellation Energy Generation LLC
5.800%, 03/01/2033	3,115	3,202
Consumers Energy
4.625%, 05/15/2033	9,275	9,145
3.500%, 08/01/2051	590	446
Dominion Energy
3.375%, 04/01/2030	630	564
Dominion Energy South Carolina
4.600%, 06/15/2043	1,000	897
DTE Electric
3.375%, 03/01/2025	2,289	2,229
DTE Energy
4.875%, 06/01/2028	5,240	5,182
4.220%, 11/01/2024 (D)	8,265	8,130
2.529%, 10/01/2024 (D)	3,695	3,551
Duke Energy Carolinas LLC
5.300%, 02/15/2040	1,700	1,715

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.875%, 03/15/2046	$5,500	$4,419
2.850%, 03/15/2032	3,085	2,642
2.550%, 04/15/2031	2,855	2,450
Duke Energy Florida LLC
5.950%, 11/15/2052	2,100	2,277
Duke Energy Indiana LLC
6.350%, 08/15/2038	255	285
4.900%, 07/15/2043	260	245
Duke Energy Ohio
5.250%, 04/01/2033	6,030	6,115
2.125%, 06/01/2030	1,415	1,179
Duke Energy Progress LLC
4.200%, 08/15/2045	2,830	2,363
4.100%, 05/15/2042	1,141	976
East Ohio Gas
3.000%, 06/15/2050 (A)	1,205	772
2.000%, 06/15/2030 (A)	2,370	1,912
1.300%, 06/15/2025 (A)	2,700	2,486
Eastern Energy Gas Holdings LLC
2.500%, 11/15/2024	2,410	2,316
Entergy Arkansas LLC
4.200%, 04/01/2049	3,080	2,558
3.350%, 06/15/2052	4,180	2,952
Entergy Louisiana LLC
4.200%, 09/01/2048	3,215	2,672
0.950%, 10/01/2024	11,700	11,056
Entergy Mississippi LLC
2.850%, 06/01/2028	4,385	3,995
Entergy Texas
3.550%, 09/30/2049	2,295	1,685
Eversource Energy
5.125%, 05/15/2033	3,220	3,185
3.800%, 12/01/2023	2,905	2,876
2.900%, 10/01/2024	4,203	4,058
Exelon
5.150%, 03/15/2028	4,570	4,603
Florida Power & Light
5.960%, 04/01/2039	155	167
5.950%, 02/01/2038	3,769	4,093
5.690%, 03/01/2040	4,657	4,937
4.800%, 05/15/2033	2,470	2,469
4.125%, 02/01/2042	4,125	3,591
2.850%, 04/01/2025	2,515	2,429
2.450%, 02/03/2032	11,835	9,910
Georgia Power
4.300%, 03/15/2043	2,585	2,182
Indiana Michigan Power
4.250%, 08/15/2048	610	510
Indianapolis Power & Light
4.050%, 05/01/2046 (A)	65	53
Kentucky Utilities
5.450%, 04/15/2033	4,185	4,284

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Massachusetts Electric
1.729%, 11/24/2030 (A)	$1,300	$1,012
MidAmerican Energy
3.150%, 04/15/2050	2,700	1,919
National Rural Utilities Cooperative Finance
8.209%, ICE LIBOR USD 3 Month + 2.910%, 04/30/2043 (B)	2,056	1,992
5.800%, 01/15/2033	2,560	2,702
4.450%, 03/13/2026	8,205	8,155
4.400%, 11/01/2048	1,000	848
4.300%, 03/15/2049	2,648	2,217
4.023%, 11/01/2032	470	437
New England Power
5.936%, 11/25/2052 (A)	1,046	1,101
NextEra Energy Capital Holdings
4.450%, 06/20/2025	12,070	11,940
1.900%, 06/15/2028	6,925	5,990
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	1,959	1,750
NiSource
5.400%, 06/30/2033	2,400	2,405
Northern States Power
7.125%, 07/01/2025	3,220	3,345
6.250%, 06/01/2036	600	654
4.500%, 06/01/2052	2,845	2,557
2.250%, 04/01/2031	3,085	2,596
NSTAR Electric
3.250%, 05/15/2029	2,684	2,490
Oglethorpe Power
5.375%, 11/01/2040	1,930	1,801
4.500%, 04/01/2047	2,245	1,848
4.250%, 04/01/2046	1,265	941
4.200%, 12/01/2042	190	145
Ohio Power
2.600%, 04/01/2030	8,915	7,680
Oncor Electric Delivery LLC
7.500%, 09/01/2038	120	147
5.350%, 10/01/2052	2,379	2,415
5.300%, 06/01/2042	1,371	1,399
4.950%, 09/15/2052	1,020	976
3.750%, 04/01/2045	4,175	3,393
Pacific Gas and Electric
6.750%, 01/15/2053	5,202	5,097
4.500%, 07/01/2040	2,560	1,984
4.200%, 06/01/2041	2,340	1,740
PacifiCorp
6.250%, 10/15/2037	2,375	2,577
6.000%, 01/15/2039	4,660	4,862
5.500%, 05/15/2054	5,475	5,532
3.300%, 03/15/2051	3,553	2,525
2.950%, 06/01/2023	4,940	4,940
2.900%, 06/15/2052	5,290	3,462

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PECO Energy
2.850%, 09/15/2051	$3,000	$1,969
PPL Electric Utilities
4.150%, 06/15/2048	2,400	2,073
3.950%, 06/01/2047	1,802	1,503
Public Service Electric and Gas MTN
4.050%, 05/01/2048	2,792	2,366
3.250%, 09/01/2023	1,450	1,441
Public Service Enterprise Group
5.850%, 11/15/2027	3,392	3,501
Public Service of Colorado
6.250%, 09/01/2037	220	241
4.100%, 06/01/2032	5,235	4,980
3.200%, 03/01/2050	1,975	1,425
Public Service of New Hampshire
3.600%, 07/01/2049	2,000	1,541
2.200%, 06/15/2031	6,070	5,073
San Diego Gas & Electric
4.500%, 08/15/2040	2,025	1,859
3.600%, 09/01/2023	1,224	1,219
3.320%, 04/15/2050	475	341
Sempra Energy
3.800%, 02/01/2038	1,380	1,150
Southern California Edison
2.850%, 08/01/2029	3,105	2,750
Southern California Gas
6.350%, 11/15/2052	3,190	3,523
5.750%, 06/01/2053	2,705	2,741
4.300%, 01/15/2049	1,255	1,048
3.750%, 09/15/2042	195	154
2.550%, 02/01/2030	4,835	4,190
Southwestern Public Service
5.150%, 06/01/2052	2,115	1,945
System Energy Resources
6.000%, 04/15/2028	3,570	3,624
Union Electric
4.000%, 04/01/2048	1,250	1,012
3.900%, 09/15/2042	90	73
Virginia Electric and Power
6.350%, 11/30/2037	2,000	2,164
5.000%, 04/01/2033	6,803	6,738
3.150%, 01/15/2026	3,000	2,889
2.950%, 11/15/2051	6,265	4,101
Vistra Operations LLC
4.875%, 05/13/2024 (A)	3,925	3,863
Wisconsin Electric Power
1.700%, 06/15/2028	2,300	2,003
Wisconsin Power & Light
6.375%, 08/15/2037	50	54
3.650%, 04/01/2050	40	30
3.050%, 10/15/2027	2,795	2,608

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wisconsin Public Service
3.300%, 09/01/2049	$2,475	$1,757

		407,877

Total Corporate Obligations
(Cost $3,829,330) ($ Thousands)		3,539,624

U.S. TREASURY OBLIGATIONS — 9.5%
U.S. Treasury Bills
4.892%, 10/05/2023 (E)	6,525	6,406
U.S. Treasury Bonds
3.875%, 05/15/2043	37,585	36,904
3.625%, 02/15/2053 (F)	90,875	87,283
3.625%, 05/15/2053	14,405	13,860
3.375%, 08/15/2042	31,900	29,148
3.000%, 08/15/2052	23,447	19,927
U.S. Treasury Notes
4.625%, 02/28/2025	16,510	16,520
4.375%, 10/31/2024	11,725	11,650
4.250%, 12/31/2024	11,835	11,749
4.125%, 01/31/2025	16,795	16,652
4.125%, 09/30/2027	460	464
4.000%, 02/15/2026	11,195	11,158
3.875%, 04/30/2025	10,660	10,544
3.875%, 01/15/2026	6,000	5,958
3.750%, 04/15/2026	10,285	10,195
3.750%, 05/31/2030	4,950	4,965
3.625%, 05/15/2026	11,685	11,549
3.500%, 01/31/2028	20,524	20,245
3.500%, 04/30/2028	21,720	21,443
3.500%, 04/30/2030	5,045	4,981
3.375%, 05/15/2033	25,840	25,287
2.750%, 07/31/2027	11,495	10,994
2.750%, 08/15/2032	705	656
2.375%, 03/31/2029	9,990	9,263

Total U.S. Treasury Obligations
(Cost $397,595) ($ Thousands)		397,801

MUNICIPAL BONDS — 2.7%
California — 0.7%
California State University, Ser D, RB
1.490%, 11/01/2028	2,580	2,212
California State, Build America Project, GO
7.600%, 11/01/2040	585	741
7.550%, 04/01/2039	2,305	2,905
7.500%, 04/01/2034	5,125	6,291

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
California State, Health Facilities Financing Authority, RB
1.679%, 06/01/2028	$4,975	$4,317
East Bay, Municipal Utility District Water System Revenue, Build America Project, RB
5.874%, 06/01/2040	300	337
Los Angeles, Community College District, GO
1.606%, 08/01/2028	4,780	4,217
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,120	1,276
Riverside County, Pension Obligation, RB
3.818%, 02/15/2038	1,405	1,276
State of California, GO
6.000%, 03/01/2033	950	1,051
University of California Regents, Build America Project, Ser H, RB
6.548%, 05/15/2048	120	139
University of California Regents, RB
4.132%, 05/15/2032	3,210	3,113
University of California, Build America Project, RB
5.770%, 05/15/2043	1,375	1,475

		29,350

Colorado — 0.2%
City & County of Denver's Airport System Revenue, Ser C, RB
2.037%, 11/15/2028	4,000	3,532
Colorado State, COP
6.817%, 03/15/2028	1,980	2,147

		5,679

Connecticut — 0.1%
Connecticut State, Ser A, GO
3.875%, 06/15/2028	2,555	2,486

Florida — 0.0%
Florida State, Board of Administration Finance, Ser A, RB
1.705%, 07/01/2027	1,383	1,234

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,757	2,838
6.637%, 04/01/2057	2,388	2,601

		5,439

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Illinois — 0.2%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	$2,580	$2,811
Sales Tax Securitization, Ser A, RB
4.637%, 01/01/2040	3,320	3,190

		6,001

Kansas — 0.0%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	1,455	1,417

Massachusetts — 0.1%
Massachusetts State, Build America Project, GO
4.910%, 05/01/2029	100	102
Massachusetts State, Build America Project, RB
5.731%, 06/01/2040	80	86
Massachusetts State, Educational Financing Authority, Ser A, RB
2.925%, 07/01/2028	2,550	2,326
1.638%, 07/01/2026	2,125	1,929

		4,443

Michigan — 0.3%
Chippewa Valley Schools, GO
2.337%, 05/01/2029	3,125	2,783
Michigan State, Finance Authority, RB
3.084%, 12/01/2034	1,685	1,476
2.671%, 09/01/2049 (B)	4,600	4,242
University of Michigan, Ser C, RB
3.599%, 04/01/2047	4,520	3,884

		12,385

New Jersey — 0.1%
New Jersey State, Transportation Trust Fund Authority, Build America Project, Ser C, RB
5.754%, 12/15/2028	2,300	2,344
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	2,500	3,035

		5,379

New York — 0.6%
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	165	165
4.458%, 10/01/2062	205	185
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	1,315	1,290

SEI Institutional Investments Trust

SCHEDULE OF INVESTMENTS

May 31, 2023

Intermediate Duration Credit Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	$2,225	$2,216
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Build America Project, RB
5.767%, 08/01/2036	470	497
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB
3.480%, 08/01/2026	2,100	2,027
New York State, Dormitory Authority, Build America Project, RB
5.289%, 03/15/2033	3,000	3,060
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	2,435	2,009
New York State, Thruway Authority, Ser M, RB
2.900%, 01/01/2035	4,150	3,584
New York State, Urban Development, Build America Project, RB
5.770%, 03/15/2039	8,225	8,604

		23,637

Oregon — 0.1%
Oregon State, School Boards Association, Ser B, GO
5.550%, 06/30/2028	4,000	4,075

Pennsylvania — 0.1%
Pennsylvania State, Economic Development Financing Authority, RB
2.152%, 06/15/2029	5,465	4,754

Texas — 0.1%
City of Houston, Airport System Revenue, Sub-Ser C, RB
2.085%, 07/01/2028	2,320	2,058
Grand Parkway, Transportation Corp, Ser E, RB
5.184%, 10/01/2042	555	570
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	845	1,045
Texas State, Build America Project, GO
5.517%, 04/01/2039	565	596

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Texas State, Dallas Area, Rapid Transit, RB
1.147%, 12/01/2026	$1,200	$1,073

		5,342

Total Municipal Bonds
(Cost $123,200) ($ Thousands)		111,621

SOVEREIGN DEBT — 0.6%

Israel Government International Bond
3.875%, 07/03/2050	1,280	1,027
Korea Development Bank
4.375%, 02/15/2028	5,150	5,124
1.750%, 02/18/2025	6,080	5,757
Poland Government International Bond
4.875%, 10/04/2033	3,865	3,851
Province of Quebec Canada
6.350%, 01/30/2026	270	281
2.500%, 04/09/2024	8,955	8,747

Total Sovereign Debt
(Cost $25,479) ($ Thousands)		24,787

	Shares
CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	49,297,852	49,298

Total Cash Equivalent
(Cost $49,298) ($ Thousands)		49,298

Total Investments in Securities — 99.1%
(Cost $4,424,902) ($ Thousands)		$4,123,131

SEI Institutional Investments Trust

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
U.S. 5-Year Treasury Note	694	Sep-2023	$75,734	$75,700	$(34)

Short Contracts
Ultra 10-Year U.S. Treasury Note	(528)	Sep-2023	$(63,113)	$(63,599)	$(486)
			$12,621	$12,101	$(520)

Percentages are based on Net Assets of $4,159,244 ($ Thousands).
**	The rate reported is the 7-day effective yield as of May 31, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $633,413 ($ Thousands), representing 15.2% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.
(D)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(E)	Interest rate represents the security's effective yield at the time of purchase.
(F)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of May 31, 2023 was $1,065 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	3,539,624	–	3,539,624
U.S. Treasury Obligations	–	397,801	–	397,801
Municipal Bonds	–	111,621	–	111,621
Sovereign Debt	–	24,787	–	24,787
Cash Equivalent	49,298	–	–	49,298
Total Investments in Securities	49,298	4,073,833	–	4,123,131

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(520)	–	–	(520)
Total Other Financial Instruments	(520)	–	–	(520)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$41,559	$2,161,329	$(2,153,590)	$ —	$ —	$49,298	$1,462	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Dynamic Asset Allocation Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 79.6%

Communication Services — 7.0%
Activision Blizzard Inc *	28,339	$2,273
Alphabet Inc, Cl A *	238,172	29,264
Alphabet Inc, Cl C *	207,600	25,612
AT&T Inc	284,243	4,471
Charter Communications Inc, Cl A *	4,215	1,375
Comcast Corp, Cl A	167,932	6,608
DISH Network Corp, Cl A *	12,501	80
Electronic Arts Inc	10,544	1,350
Fox Corp	18,266	559
Interpublic Group of Cos Inc/The	15,200	565
Live Nation Entertainment Inc *	6,000	480
Match Group Inc *	11,900	411
Meta Platforms Inc, Cl A *	89,004	23,561
Netflix Inc *	17,732	7,008
News Corp	4,000	74
News Corp, Cl A	16,100	295
Omnicom Group Inc	7,999	705
Paramount Global, Cl B	21,540	328
Take-Two Interactive Software Inc *	6,400	881
T-Mobile US Inc *	23,609	3,240
Verizon Communications Inc	167,592	5,971
Walt Disney Co/The *	72,921	6,414
Warner Bros Discovery Inc *	89,280	1,007

		122,532
Consumer Discretionary — 8.1%
Advance Auto Parts Inc	2,400	175
Amazon.com Inc *	356,480	42,984
Aptiv PLC *	10,924	962
AutoZone Inc *	699	1,668
Bath & Body Works Inc	9,700	342
Best Buy Co Inc	7,700	560
Booking Holdings Inc *	1,545	3,876
BorgWarner Inc	9,900	439
Caesars Entertainment Inc *	9,000	369

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CarMax Inc *	6,100	$440
Carnival Corp, Cl A *	42,200	474
Chipotle Mexican Grill Inc, Cl A *	1,066	2,214
Darden Restaurants Inc	4,900	777
Domino's Pizza Inc	1,500	435
DR Horton Inc	12,674	1,354
eBay Inc	21,381	910
Etsy Inc *	4,900	397
Expedia Group Inc *	5,785	554
Ford Motor Co	158,476	1,902
Garmin Ltd	6,200	640
General Motors Co	56,495	1,831
Genuine Parts Co	5,650	841
Hasbro Inc	5,400	320
Hilton Worldwide Holdings Inc	10,761	1,465
Home Depot Inc/The	40,743	11,549
Las Vegas Sands Corp *	13,236	730
Lennar Corp, Cl A	10,195	1,092
LKQ Corp	10,200	538
Lowe's Cos Inc	24,078	4,843
Marriott International Inc/MD, Cl A	10,728	1,800
McDonald's Corp	29,279	8,348
MGM Resorts International	12,615	496
Mohawk Industries Inc *	2,228	205
Newell Brands Inc	14,699	122
NIKE Inc, Cl B	49,678	5,229
Norwegian Cruise Line Holdings Ltd *	15,900	236
NVR Inc *	120	666
O'Reilly Automotive Inc *	2,438	2,202
Pool Corp	1,600	506
PulteGroup Inc	8,800	581
Ralph Lauren Corp, Cl A	1,600	170
Ross Stores Inc	13,974	1,448
Royal Caribbean Cruises Ltd *	8,600	696
Starbucks Corp	45,866	4,478
Tapestry Inc	10,000	400
Tesla Inc *	107,529	21,928
TJX Cos Inc/The	46,042	3,536
Tractor Supply Co	4,494	942
Ulta Beauty Inc *	2,032	833
VF Corp	13,824	238
Whirlpool Corp	2,200	284
Wynn Resorts Ltd	4,000	395
Yum! Brands Inc	11,312	1,456

		141,876
Consumer Staples — 5.5%
Altria Group Inc	71,136	3,160
Archer-Daniels-Midland Co	22,107	1,562
Brown-Forman Corp, Cl B	7,125	440
Bunge Ltd	6,000	556
Campbell Soup Co	7,700	389
Church & Dwight Co Inc	9,817	908

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Clorox Co/The	5,000	$791
Coca-Cola Co/The	155,488	9,276
Colgate-Palmolive Co	33,182	2,468
Conagra Brands Inc	19,200	669
Constellation Brands Inc, Cl A	6,407	1,557
Costco Wholesale Corp	17,751	9,081
Dollar General Corp	9,010	1,812
Dollar Tree Inc *	8,397	1,133
Estee Lauder Cos Inc/The, Cl A	9,365	1,723
General Mills Inc	23,869	2,009
Hershey Co/The	5,955	1,547
Hormel Foods Corp	12,200	467
J M Smucker Co/The	4,282	628
Kellogg Co	10,300	688
Keurig Dr Pepper Inc	34,367	1,069
Kimberly-Clark Corp	13,691	1,838
Kraft Heinz Co/The	32,166	1,229
Kroger Co/The	26,367	1,195
Lamb Weston Holdings Inc	5,800	645
McCormick & Co Inc/MD	10,100	866
Molson Coors Beverage Co, Cl B	7,900	489
Mondelez International Inc, Cl A	54,289	3,985
Monster Beverage Corp *	30,776	1,804
PepsiCo Inc	54,990	10,027
Philip Morris International Inc	61,842	5,566
Procter & Gamble Co/The	94,226	13,427
Sysco Corp	20,569	1,439
Target Corp	18,293	2,395
Tyson Foods Inc, Cl A	11,472	581
Walgreens Boots Alliance Inc	28,152	855
Walmart Inc	55,992	8,224

		96,498
Energy — 3.3%
APA Corp	12,400	394
Baker Hughes Co, Cl A	40,679	1,109
Chevron Corp	71,027	10,698
ConocoPhillips	48,769	4,843
Coterra Energy Inc, Cl A	31,781	739
Devon Energy Corp	26,444	1,219
Diamondback Energy Inc	7,400	941
EOG Resources Inc	23,365	2,507
EQT Corp	14,300	497
Exxon Mobil Corp	164,587	16,817
Halliburton Co	36,519	1,046
Hess Corp	11,247	1,425
Kinder Morgan Inc	79,984	1,289
Marathon Oil Corp	25,500	565
Marathon Petroleum Corp	18,381	1,928
Occidental Petroleum Corp	29,403	1,695
ONEOK Inc	18,066	1,024
Phillips 66	18,906	1,732
Pioneer Natural Resources Co	9,619	1,918

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Schlumberger NV	56,538	$2,422
Targa Resources Corp	9,100	619
Valero Energy Corp	15,651	1,675
Williams Cos Inc/The	49,305	1,413

		58,515
Financials — 10.0%
Aflac Inc	22,655	1,455
Allstate Corp/The	10,612	1,151
American Express Co	23,676	3,754
American International Group Inc	30,063	1,588
Ameriprise Financial Inc	4,263	1,272
Aon PLC, Cl A	8,145	2,511
Arch Capital Group Ltd *	14,947	1,042
Arthur J Gallagher & Co	8,557	1,714
Assurant Inc	2,100	252
Bank of America Corp	278,663	7,744
Bank of New York Mellon Corp/The	29,758	1,196
Berkshire Hathaway Inc, Cl B *	71,978	23,111
BlackRock Inc, Cl A	5,976	3,930
Brown & Brown Inc	9,400	586
Capital One Financial Corp	15,455	1,611
Cboe Global Markets Inc	4,100	543
Charles Schwab Corp/The	60,798	3,203
Chubb Ltd	16,495	3,065
Cincinnati Financial Corp	6,300	608
Citigroup Inc	77,163	3,420
Citizens Financial Group Inc	20,365	525
CME Group Inc, Cl A	14,309	2,558
Comerica Inc	5,200	188
Discover Financial Services	10,818	1,111
Everest Re Group Ltd	1,700	578
Eversource Energy	14,108	977
FactSet Research Systems Inc	1,500	577
Fidelity National Information Services Inc	23,956	1,307
Fifth Third Bancorp	26,742	649
Fiserv Inc *	25,279	2,836
FleetCor Technologies Inc *	3,000	680
Franklin Resources Inc	12,100	291
Global Payments Inc	10,591	1,035
Globe Life Inc	3,800	392
Goldman Sachs Group Inc/The	13,488	4,369
Hartford Financial Services Group Inc/The	12,408	850
Huntington Bancshares Inc/OH	59,726	616
Intercontinental Exchange Inc	22,191	2,351
Invesco Ltd	18,100	260
Jack Henry & Associates Inc	2,800	428
JPMorgan Chase & Co	117,205	15,906
KeyCorp	39,854	372
Lincoln National Corp	7,200	151
Loews Corp	7,600	426
M&T Bank Corp	6,790	809
MarketAxess Holdings Inc	1,500	409

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marsh & McLennan Cos Inc	19,720	$3,415
Mastercard Inc, Cl A	33,687	12,296
MetLife Inc	26,645	1,320
Moody's Corp	6,236	1,976
Morgan Stanley	52,122	4,261
MSCI Inc, Cl A	3,163	1,488
Nasdaq Inc	13,988	774
Northern Trust Corp	8,605	619
PayPal Holdings Inc *	45,033	2,792
PNC Financial Services Group Inc/The	16,247	1,882
Principal Financial Group Inc	9,120	597
Progressive Corp/The	23,283	2,978
Prudential Financial Inc	14,839	1,168
Raymond James Financial Inc	8,008	724
Regions Financial Corp	38,682	668
S&P Global Inc	13,146	4,830
Synchrony Financial	17,011	527
T Rowe Price Group Inc	8,798	943
Travelers Cos Inc/The	9,355	1,583
Truist Financial Corp	53,674	1,635
US Bancorp	56,367	1,685
Visa Inc, Cl A	64,924	14,350
W R Berkley Corp	7,950	443
Wells Fargo & Co	152,079	6,054
Willis Towers Watson PLC	4,302	941
Zions Bancorp NA	5,500	150

		174,506
Health Care — 10.9%
Abbott Laboratories	69,619	7,101
AbbVie Inc	70,657	9,748
Agilent Technologies Inc	11,956	1,383
Align Technology Inc *	2,913	823
AmerisourceBergen Corp	6,561	1,116
Amgen Inc	21,274	4,694
Baxter International Inc	20,338	828
Becton Dickinson & Co	11,265	2,723
Biogen Inc *	5,750	1,704
Bio-Rad Laboratories Inc, Cl A *	863	322
Bio-Techne Corp	6,600	540
Boston Scientific Corp *	56,972	2,933
Bristol-Myers Squibb Co	84,826	5,466
Cardinal Health Inc	10,398	856
Catalent Inc *	7,700	287
Centene Corp *	22,284	1,391
Charles River Laboratories International Inc *	2,000	387
Cigna Group/The	11,862	2,935
Cooper Cos Inc/The	2,000	743
CVS Health Corp	51,112	3,477
Danaher Corp	26,176	6,011
DaVita Inc *	2,200	206
DENTSPLY SIRONA Inc	8,600	311

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dexcom Inc *	15,630	$1,833
Edwards Lifesciences Corp *	25,036	2,109
Elevance Health Inc	9,543	4,274
Eli Lilly & Co	31,507	13,531
GE HealthCare Technologies Inc	14,634	1,164
Gilead Sciences Inc	49,743	3,827
HCA Healthcare Inc	8,445	2,231
Henry Schein Inc *	5,200	384
Hologic Inc *	9,712	766
Humana Inc	5,049	2,534
IDEXX Laboratories Inc *	3,278	1,523
Illumina Inc *	6,371	1,253
Incyte Corp *	7,200	443
Insulet Corp *	2,800	768
Intuitive Surgical Inc *	13,978	4,303
IQVIA Holdings Inc *	7,509	1,479
Johnson & Johnson	104,515	16,206
Laboratory Corp of America Holdings	3,665	779
McKesson Corp	5,477	2,141
Medtronic PLC	53,035	4,389
Merck & Co Inc	101,244	11,178
Mettler-Toledo International Inc *	900	1,190
Moderna Inc *	13,338	1,703
Molina Healthcare Inc *	2,300	630
Organon & Co	9,490	184
Pfizer Inc	224,140	8,522
Quest Diagnostics Inc	4,500	597
Regeneron Pharmaceuticals Inc *	4,336	3,189
ResMed Inc	5,923	1,248
Revvity Inc	5,100	588
STERIS PLC	3,913	782
Stryker Corp	13,479	3,715
Teleflex Inc	1,800	423
Thermo Fisher Scientific Inc	15,704	7,985
UnitedHealth Group Inc	37,357	18,202
Universal Health Services Inc, Cl B	2,700	357
Vertex Pharmaceuticals Inc *	10,266	3,322
Viatris Inc	51,274	469
Waters Corp *	2,451	616
West Pharmaceutical Services Inc	2,954	988
Zimmer Biomet Holdings Inc	8,438	1,074
Zoetis Inc, Cl A	18,530	3,021

		191,905
Industrials — 6.6%
3M Co	22,256	2,077
A O Smith Corp	5,300	339
Alaska Air Group Inc *	5,300	238
Allegion plc	3,533	370
American Airlines Group Inc *	25,900	383
AMETEK Inc	9,309	1,351
Automatic Data Processing Inc	16,492	3,447
Axon Enterprise Inc *	2,700	521

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Boeing Co/The *	22,396	$4,607
Broadridge Financial Solutions Inc	4,600	675
Carrier Global Corp	33,678	1,377
Caterpillar Inc	20,715	4,262
Ceridian HCM Holding Inc *	6,500	402
CH Robinson Worldwide Inc	4,600	435
Cintas Corp	3,421	1,615
Copart Inc *	17,286	1,514
CoStar Group Inc *	16,390	1,301
CSX Corp	83,683	2,567
Cummins Inc	5,706	1,166
Deere & Co	10,762	3,723
Delta Air Lines Inc *	25,246	917
Dover Corp	5,506	734
Eaton Corp PLC	15,816	2,782
Emerson Electric Co	23,119	1,796
Equifax Inc	4,990	1,041
Expeditors International of Washington Inc	6,538	721
Fastenal Co	23,111	1,245
FedEx Corp	9,388	2,046
Fortive Corp	14,188	924
Generac Holdings Inc *	2,700	294
General Dynamics Corp	9,091	1,856
General Electric Co	43,420	4,408
Honeywell International Inc	26,677	5,111
Howmet Aerospace Inc	14,829	634
Huntington Ingalls Industries Inc	1,700	342
IDEX Corp	2,900	578
Illinois Tool Works Inc	11,218	2,454
Ingersoll Rand Inc	16,283	923
Jacobs Solutions Inc	4,900	537
JB Hunt Transport Services Inc	3,300	551
Johnson Controls International plc	27,772	1,658
L3Harris Technologies Inc	7,696	1,354
Leidos Holdings Inc	5,300	414
Lockheed Martin Corp	9,103	4,042
Masco Corp	8,700	420
Nordson Corp	2,100	458
Norfolk Southern Corp	9,069	1,888
Northrop Grumman Corp	5,717	2,490
Old Dominion Freight Line Inc	3,688	1,145
Otis Worldwide Corp	16,745	1,331
PACCAR Inc	21,087	1,450
Parker-Hannifin Corp	5,203	1,667
Paychex Inc	12,947	1,359
Paycom Software Inc	1,900	532
Pentair PLC	6,946	385
Quanta Services Inc	5,814	1,032
Raytheon Technologies Corp	58,406	5,382
Republic Services Inc, Cl A	8,343	1,182
Robert Half International Inc	4,300	280
Rockwell Automation Inc	4,605	1,283

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Rollins Inc	9,725	$382
Snap-on Inc	2,100	523
Southwest Airlines Co	24,530	733
Stanley Black & Decker Inc	5,700	427
Textron Inc	8,100	501
Trane Technologies PLC	9,279	1,515
TransDigm Group Inc	2,068	1,600
Union Pacific Corp	24,422	4,702
United Airlines Holdings Inc *	12,765	606
United Parcel Service Inc, Cl B	29,122	4,863
United Rentals Inc	2,796	933
Verisk Analytics Inc, Cl A	6,316	1,384
Waste Management Inc	14,767	2,391
Westinghouse Air Brake Technologies Corp	7,486	693
WW Grainger Inc	1,777	1,153
Xylem Inc/NY	7,300	732

		115,154
Information Technology — 22.3%
Accenture PLC, Cl A	25,116	7,684
Adobe Inc *	18,284	7,639
Advanced Micro Devices Inc *	64,333	7,605
Akamai Technologies Inc *	6,100	562
Amphenol Corp, Cl A	24,061	1,815
Analog Devices Inc	20,210	3,591
ANSYS Inc *	3,521	1,139
Apple Inc	594,856	105,438
Applied Materials Inc	33,603	4,479
Arista Networks Inc *	9,861	1,640
Autodesk Inc *	8,692	1,733
Broadcom Inc	16,654	13,456
Cadence Design Systems Inc *	11,063	2,555
CDW Corp/DE	5,441	934
Cisco Systems Inc	164,092	8,150
Cognizant Technology Solutions Corp, Cl A	20,518	1,282
Corning Inc	30,688	946
DXC Technology Co *	8,938	224
Enphase Energy Inc *	5,468	951
EPAM Systems Inc *	2,377	610
F5 Inc *	2,300	339
Fair Isaac Corp *	1,000	788
First Solar Inc *	4,035	819
Fortinet Inc *	26,198	1,790
Gartner Inc *	3,193	1,095
Gen Digital Inc	24,200	424
Hewlett Packard Enterprise Co	50,375	726
HP Inc	34,836	1,012
Intel Corp	164,963	5,186
International Business Machines Corp	36,008	4,630
Intuit Inc	11,173	4,683
Juniper Networks Inc	13,800	419
Keysight Technologies Inc *	7,179	1,162
KLA Corp	5,482	2,429

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lam Research Corp	5,370	$3,312
Microchip Technology Inc	22,154	1,667
Micron Technology Inc	43,462	2,964
Microsoft Corp	297,660	97,749
Monolithic Power Systems Inc	1,748	856
Motorola Solutions Inc	6,730	1,897
NetApp Inc	8,400	557
NVIDIA Corp	98,347	37,209
NXP Semiconductors NV	10,317	1,848
ON Semiconductor Corp *	17,430	1,457
Oracle Corp	61,319	6,496
PTC Inc *	4,200	565
Qorvo Inc *	3,900	379
QUALCOMM Inc	44,468	5,043
Roper Technologies Inc	4,163	1,891
salesforce.com *	39,954	8,925
Seagate Technology Holdings PLC	7,500	451
ServiceNow Inc *	8,067	4,395
Skyworks Solutions Inc	6,354	658
SolarEdge Technologies Inc *	2,300	655
Synopsys Inc *	6,053	2,754
TE Connectivity Ltd	12,768	1,564
Teledyne Technologies Inc *	1,902	739
Teradyne Inc	6,300	631
Texas Instruments Inc	36,207	6,296
Trimble Inc *	9,600	448
Tyler Technologies Inc *	1,700	675
VeriSign Inc *	3,740	835
Western Digital Corp *	12,403	480
Zebra Technologies Corp, Cl A *	2,000	525

		391,856
Materials — 1.9%
Air Products and Chemicals Inc	8,974	2,415
Albemarle Corp	4,696	909
Amcor PLC	59,707	576
Avery Dennison Corp	3,200	516
Ball Corp	12,600	645
Celanese Corp, Cl A	4,200	437
CF Industries Holdings Inc	8,046	495
Corteva Inc	28,859	1,544
Dow Inc	28,473	1,389
DuPont de Nemours Inc	18,539	1,246
Eastman Chemical Co	4,600	355
Ecolab Inc	9,987	1,648
FMC Corp	5,100	531
Freeport-McMoRan Inc, Cl B	57,885	1,988
International Flavors & Fragrances Inc	9,973	771
International Paper Co	13,800	406
Linde PLC	19,633	6,943
LyondellBasell Industries NV, Cl A	9,955	851
Martin Marietta Materials Inc	2,470	983
Mosaic Co/The	13,963	446

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Newmont Corp	32,097	$1,301
Nucor Corp	10,282	1,358
Packaging Corp of America	3,700	459
PPG Industries Inc	9,515	1,249
Sealed Air Corp	6,000	227
Sherwin-Williams Co/The	9,349	2,129
Steel Dynamics Inc	6,725	618
Vulcan Materials Co	5,221	1,021
Westrock Co	10,741	301

		33,757
Real Estate — 1.9%
Alexandria Real Estate Equities Inc ‡	6,303	715
American Tower Corp, Cl A ‡	18,556	3,422
AvalonBay Communities Inc ‡	5,615	977
Boston Properties Inc ‡	5,700	277
Camden Property Trust ‡	4,400	460
CBRE Group Inc, Cl A *	12,465	934
Crown Castle Inc ‡	17,494	1,981
Digital Realty Trust Inc ‡	11,622	1,191
Equinix Inc ‡	3,714	2,769
Equity Residential ‡	13,729	835
Essex Property Trust Inc ‡	2,566	554
Extra Space Storage Inc ‡	5,245	757
Federal Realty Investment Trust ‡	2,800	247
Healthpeak Properties Inc ‡	23,100	461
Host Hotels & Resorts Inc ‡	27,785	461
Invitation Homes Inc ‡	23,400	793
Iron Mountain Inc ‡	11,671	623
Kimco Realty Corp ‡	24,000	441
Mid-America Apartment Communities Inc ‡	4,763	700
Prologis Inc ‡	36,808	4,584
Public Storage ‡	6,356	1,801
Realty Income Corp ‡	25,353	1,507
Regency Centers Corp ‡	6,500	366
SBA Communications Corp, Cl A ‡	4,312	956
Simon Property Group Inc ‡	13,233	1,391
UDR Inc ‡	12,000	476
Ventas Inc ‡	16,500	712
VICI Properties Inc, Cl A ‡	40,596	1,256
Welltower Inc ‡	19,093	1,425
Weyerhaeuser Co ‡	28,778	825

		33,897
Utilities — 2.1%
AES Corp/The	26,800	529
Alliant Energy Corp	9,800	504
Ameren Corp	10,196	827
American Electric Power Co Inc	20,824	1,731
American Water Works Co Inc	7,772	1,123
Atmos Energy Corp	5,722	660
CenterPoint Energy Inc	25,392	716
CMS Energy Corp	11,700	678

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Consolidated Edison Inc	14,337	$1,338
Constellation Energy Corp	13,226	1,111
Dominion Energy Inc	33,694	1,694
DTE Energy Co	7,617	819
Duke Energy Corp	30,600	2,732
Edison International	15,471	1,045
Entergy Corp	8,011	787
Evergy Inc	8,899	515
Exelon Corp	40,226	1,595
FirstEnergy Corp	21,364	799
NextEra Energy Inc	79,298	5,825
NiSource Inc	15,700	422
NRG Energy Inc	9,700	328
PG&E Corp *	64,998	1,101
Pinnacle West Capital Corp	4,500	348
PPL Corp	30,418	797
Public Service Enterprise Group Inc	20,127	1,202
Sempra Energy	12,738	1,828
Southern Co/The	43,367	3,025
WEC Energy Group Inc	12,755	1,114
Xcel Energy Inc	22,146	1,446

		36,639
Total Common Stock
(Cost $486,774) ($ Thousands)		1,397,135

CASH EQUIVALENT — 0.0%
SEI Daily Income Trust, Government Fund, Institutional Class
4.910%**†	490,407	490

Total Cash Equivalent
(Cost $490) ($ Thousands)		490

PURCHASED OPTION — 0.0%
Total Purchased Option
(Cost $2,081) ($ Thousands)		434

Total Investments in Securities — 79.6%
(Cost $489,345) ($ Thousands)		$1,398,059

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Dynamic Asset Allocation Fund (Concluded)

A list of the open exchange traded options contracts held by the Fund at May 31, 2023 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTION — 0.0%
Put Options
USD Put/JPY Call	189,000,000	$23,625,000	$125.00	8/19/2023	$434

Total Purchased Option		$23,625,000			$434

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI^	851	Jun-2023	$171,058	$178,306	$7,247

A list of OTC swap agreements held by the fund at May 31, 2023, is as follows

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
Goldman Sachs^	+BCOMGCTR/0.065%	3 MONTH TREASURY BILL RATE + 6.5 BPS	INDEX RETURN	Quarterly	08/21/2023	USD	88,808	$(821)	$–	$(821)
Goldman Sachs^	PAYB +BCOMTR/0.075%	3 MONTH TREASURY BILL RATE + 7.5 BPS	INDEX RETURN	Quarterly	06/10/2023	USD	122,463	(7,439)	–	(7,439)
								$(8,260)	$–	$(8,260)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2023 is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
2.659%^	UNITED STATES CONSUMER PRICE INDEX (CPI)	Annually	02/27/2033	USD	269,000	$(1,498)	$–	$(1,498)
0.281%	FLOATING (MUTKCALM INDEX)	Annually	05/15/2026	JPY	264,893,382	163	–	163
0.293%	JPY UNSECURED OVERNIGHT CALL RATE (TONAR)	Annually	05/15/2026	JPY	209,944,853	(49)	–	(49)
						$(1,384)	$–	$(1,384)

Percentages are based on Net Assets of $1,756,309 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
^	Security, or a portion thereof, is held by DAA Commodity Strategy Subsidiary, Ltd. as of May 31, 2023.

SEI Institutional Investments Trust

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,397,135	–	–	1,397,135
Purchased Option	434	–	–	434
Cash Equivalent	490	–	–	490
Total Investments in Securities	1,398,059	–	–	1,398,059

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	7,247	–	–	7,247
OTC Swaps
Total Return Swaps*
Unrealized Depreciation	–	(8,260)	–	(8,260)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	163	–	163
Unrealized Depreciation	–	(1,547)	–	(1,547)
Total Other Financial Instruments	7,247	(9,644)	–	(2,397)

*	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2023 ($ Thousands):

Security Description	Value 5/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$—	$169,730	($169,240)	$—	$—	$490	$627	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 70.2%
U.S. Treasury Bills ^(A)
4.912%, 10/12/2023	$10,000	$9,807
4.910%, 10/05/2023	10,500	10,309
4.888%, 06/13/2023	900	899
4.834%, 09/28/2023	11,500	11,308
4.804%, 08/10/2023	1,900	1,881
4.728%, 09/21/2023	11,500	11,318
4.725%, 09/14/2023	11,500	11,330
4.708%, 09/07/2023	9,750	9,616
3.121%, 06/15/2023	400	399
U.S. Treasury Inflation-Protected Securities
0.375%, 07/15/2027 (G)	177,704	168,501
0.125%, 07/15/2024 (G)(I)(K)	201,151	195,242
0.125%, 07/15/2026 (G)	87,732	83,178
U.S. Treasury Notes ^
5.490%, US Treasury 3 Month Bill Money Market Yield + 0.200%, 01/31/2025 (B)	10,300	10,319
5.459%, US Treasury 3 Month Bill Money Market Yield + 0.169%, 04/30/2025 (B)	5,000	5,003
5.430%, US Treasury 3 Month Bill Money Market Yield + 0.140%, 10/31/2024 (B)	8,100	8,108
5.327%, US Treasury 3 Month Bill Money Market Yield + 0.037%, 07/31/2024 (B)	4,000	4,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
5.325%, US Treasury 3 Month Bill Money Market Yield + 0.035%, 10/31/2023 (B)	$7,000	$7,001
5.319%, US Treasury 3 Month Bill Money Market Yield + 0.029%, 07/31/2023 (B)(J)	6,500	6,500
5.275%, US Treasury 3 Month Bill Money Market Yield + -0.015%, 01/31/2024 (B)(J)	6,700	6,700
4.625%, 02/28/2025	700	700
4.000%, 02/15/2026	200	199
3.250%, 08/31/2024	400	392

Total U.S. Treasury Obligations
(Cost $567,692) ($ Thousands)		562,710

	Shares
COMMON STOCK — 29.6%

Communication Services — 2.6%
Activision Blizzard Inc *	7,679	616
Alphabet Inc, Cl A *	25,806	3,171
Alphabet Inc, Cl C *	22,580	2,786
AMC Entertainment Holdings Inc, Cl A	6,800	31
AT&T Inc (H)	132,343	2,082
Cogent Communications Holdings Inc	619	38
Electronic Arts Inc	2,767	354
Frontier Communications Parent Inc *	4,229	63
GCI Liberty	1,350	—
Iridium Communications Inc	2,248	135
Liberty Latin America Ltd, Cl C *	2,523	18
Liberty Media Corp-Liberty Formula One, Cl C *	2,116	149
Live Nation Entertainment Inc *	1,421	114
Lumen Technologies Inc	10,378	20
Madison Square Garden Entertainment Corp *	600	21
Madison Square Garden Sports Corp, Cl A	200	35
Marcus Corp/The	1,800	27
Match Group Inc *	1,565	54
Meta Platforms Inc, Cl A *	9,326	2,469
Netflix Inc *	3,944	1,559
Pinterest Inc, Cl A *	3,707	89
ROBLOX Corp, Cl A *	3,931	164
Roku Inc, Cl A *	1,062	62
Spotify Technology SA *	1,370	204
Take-Two Interactive Software Inc *	1,611	222
T-Mobile US Inc *	11,421	1,567
Verizon Communications Inc	77,038	2,745
Walt Disney Co/The *	16,157	1,421
Warner Bros Discovery Inc * (H)	20,039	226
World Wrestling Entertainment Inc, Cl A	500	51

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ZoomInfo Technologies Inc, Cl A *	1,008	$25

		20,518
Consumer Staples — 7.3%
Albertsons Cos Inc, Cl A	3,736	76
Altria Group Inc (H)	40,851	1,815
Andersons Inc/The	800	31
Archer-Daniels-Midland Co	12,555	887
B&G Foods Inc, Cl A	1,900	24
Beauty Health Co/The *	2,445	20
BellRing Brands Inc *	3,647	134
Beyond Meat Inc *	1,700	17
BJ's Wholesale Club Holdings Inc *	3,148	197
Boston Beer Co Inc/The, Cl A *	205	69
Brown-Forman Corp, Cl A	929	58
Brown-Forman Corp, Cl B	4,424	273
Bunge Ltd	3,281	304
Cal-Maine Foods Inc	1,050	50
Campbell Soup Co	4,678	237
Casey's General Stores Inc	722	163
Celsius Holdings Inc *	1,296	163
Central Garden & Pet Co, Cl A *	1,000	34
Chefs' Warehouse Inc/The *	756	24
Church & Dwight Co Inc	5,803	537
Clorox Co/The	2,964	469
Coca-Cola Co/The (H)	88,735	5,294
Coca-Cola Consolidated Inc	147	97
Colgate-Palmolive Co	18,785	1,397
Conagra Brands Inc	11,399	398
Constellation Brands Inc, Cl A	3,610	877
Costco Wholesale Corp (H)	10,118	5,176
Coty Inc, Cl A *	7,476	81
Darling Ingredients Inc *	3,736	237
Dollar General Corp	5,038	1,013
Dollar Tree Inc *	4,666	629
Edgewell Personal Care Co	1,167	45
elf Beauty Inc *	1,145	119
Energizer Holdings Inc	1,230	40
Estee Lauder Cos Inc/The, Cl A	5,363	987
Flowers Foods Inc	4,385	110
Freshpet Inc *	1,096	66
General Mills Inc	13,907	1,170
Grocery Outlet Holding Corp *	1,716	49
Hain Celestial Group Inc/The *	1,883	23
Herbalife Ltd *	2,138	25
Hershey Co/The	3,410	886
Hormel Foods Corp	6,725	257
Hostess Brands Inc, Cl A *	3,221	80
Ingles Markets Inc, Cl A	353	28
Ingredion Inc	1,801	188
Inter Parfums Inc	352	44
J & J Snack Foods Corp	306	47
J M Smucker Co/The	2,466	362

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kellogg Co	5,743	$383
Keurig Dr Pepper Inc	20,368	634
Kimberly-Clark Corp	7,973	1,071
Kraft Heinz Co/The	16,405	627
Kroger Co/The	15,092	684
Lamb Weston Holdings Inc	3,381	376
Lancaster Colony Corp	519	102
McCormick & Co Inc/MD	5,847	501
Medifast Inc	213	17
MGP Ingredients Inc	281	27
Molson Coors Beverage Co, Cl B	3,872	240
Mondelez International Inc, Cl A	30,378	2,230
Monster Beverage Corp *	17,028	998
Nu Skin Enterprises Inc, Cl A	1,200	40
Olaplex Holdings Inc *	3,800	12
PepsiCo Inc (H)	31,354	5,717
Performance Food Group Co *	3,507	194
Philip Morris International Inc (H)	35,039	3,154
Pilgrim's Pride Corp *	1,094	24
Post Holdings Inc *	1,321	112
PriceSmart Inc	500	36
Primo Water Corp	3,711	48
Procter & Gamble Co/The (H)	54,000	7,695
Simply Good Foods Co/The *	1,933	70
Spectrum Brands Holdings Inc	1,124	81
Sprouts Farmers Market Inc *	2,643	91
SunOpta Inc *	2,721	18
Sysco Corp	11,650	815
Target Corp	10,509	1,376
TreeHouse Foods Inc *	1,077	51
Tyson Foods Inc, Cl A (H)	6,277	318
United Natural Foods Inc *	1,367	37
Universal Corp/VA	522	27
US Foods Holding Corp *	5,075	202
Utz Brands Inc	2,326	38
Vector Group Ltd	2,064	24
Walgreens Boots Alliance Inc	17,077	519
Walmart Inc (H)	32,682	4,800
WD-40 Co	232	44
Weis Markets Inc	322	19

		58,759
Energy — 7.0%
Antero Midstream Corp	11,327	116
Antero Resources Corp *	8,554	175
APA Corp	10,124	322
Arch Resources Inc	500	52
Archrock Inc	5,801	52
Ardmore Shipping Corp	1,600	19
Baker Hughes Co, Cl A	31,439	857
Borr Drilling Ltd *	6,014	41
Bristow Group Inc *	1,455	36
Cactus Inc, Cl A	2,100	66

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
California Resources Corp	1,779	$67
Callon Petroleum Co *	1,638	50
ChampionX Corp	6,416	162
Cheniere Energy Inc	8,179	1,143
Chesapeake Energy Corp	4,160	313
Chevron Corp (H)	62,935	9,479
Chord Energy Corp	1,433	205
Civitas Resources Inc	2,261	151
Clean Energy Fuels Corp *	6,093	24
CNX Resources Corp *	6,776	105
Comstock Resources Inc	2,821	26
ConocoPhillips (H)	40,047	3,977
CONSOL Energy Inc	1,116	60
Coterra Energy Inc, Cl A	25,779	599
CVR Energy Inc	1,300	30
Delek US Holdings Inc	2,748	60
Denbury Inc *	1,760	159
Devon Energy Corp	21,304	982
DHT Holdings Inc	4,200	32
Diamond Offshore Drilling Inc *	3,988	44
Diamondback Energy Inc	5,934	754
Dorian LPG Ltd	1,300	30
Dril-Quip Inc *	1,243	28
DT Midstream Inc	3,536	161
Energy Fuels Inc/Canada *	5,400	32
Enviva Inc	1,200	11
EOG Resources Inc	18,836	2,021
EQT Corp	11,941	415
Equitrans Midstream Corp	11,793	101
Expro Group Holdings NV *	2,834	47
Exxon Mobil Corp (H)	133,441	13,635
FLEX LNG Ltd	1,519	45
Frontline PLC	4,209	59
Golar LNG Ltd	2,968	61
Green Plains Inc *	1,800	52
Gulfport Energy Corp *	343	33
Halliburton Co	28,985	830
Helix Energy Solutions Group Inc *	4,380	27
Helmerich & Payne Inc	3,490	108
Hess Corp	9,307	1,179
HF Sinclair Corp	4,348	180
International Seaways Inc	1,557	56
Kinder Morgan Inc	66,380	1,069
Kosmos Energy Ltd *	15,701	94
Liberty Energy Inc, Cl A	4,121	48
Magnolia Oil & Gas Corp, Cl A	4,995	97
Marathon Oil Corp	20,630	457
Marathon Petroleum Corp (H)	15,075	1,581
Matador Resources Co	3,605	158
Murphy Oil Corp	4,268	149
Nabors Industries Ltd *	272	23
New Fortress Energy Inc, Cl A	1,557	41

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NexTier Oilfield Solutions Inc *	3,915	$29
Noble Corp PLC *	2,535	96
Nordic American Tankers Ltd	8,800	31
Northern Oil and Gas Inc	1,999	60
NOV Inc	12,107	170
Occidental Petroleum Corp	25,936	1,495
Oceaneering International Inc *	3,433	53
Oil States International Inc *	2,800	18
ONEOK Inc	14,800	839
Ovintiv Inc	8,119	268
Par Pacific Holdings Inc *	1,041	22
Patterson-UTI Energy Inc	6,717	65
PBF Energy Inc, Cl A	3,833	141
PDC Energy Inc	2,836	195
Peabody Energy Corp	3,694	67
Permian Resources Corp, Cl A	7,788	73
Phillips 66	15,379	1,409
Pioneer Natural Resources Co	7,744	1,544
ProPetro Holding Corp *	3,700	25
Range Resources Corp	7,732	212
REX American Resources Corp *	900	30
Schlumberger NV	46,075	1,973
Scorpio Tankers Inc	1,523	70
SFL Corp Ltd	3,700	32
Sitio Royalties Corp, Cl A	2,700	69
SM Energy Co	4,129	109
Southwestern Energy Co *	34,762	166
Targa Resources Corp	7,209	491
Teekay Tankers Ltd, Cl A	800	29
Tellurian Inc *	13,838	17
Texas Pacific Land Corp	175	228
Tidewater Inc *	1,679	75
Uranium Energy Corp *	12,449	32
US Silica Holdings Inc *	2,700	31
Valaris Ltd *	1,913	110
Valero Energy Corp (H)	12,694	1,359
Vertex Energy Inc *	2,400	16
Vital Energy Inc *	532	22
Weatherford International PLC *	2,324	131
Williams Cos Inc/The	40,738	1,168
World Fuel Services Corp	1,371	31

		55,987
Financials — 0.0%
Eversource Energy	3,953	274

Health Care — 6.0%
10X Genomics Inc, Cl A *	1,068	56
Abbott Laboratories	15,148	1,545
AbbVie Inc	15,519	2,141
AbCellera Biologics Inc *	4,477	31
Acadia Healthcare Co Inc *	1,044	74
ACADIA Pharmaceuticals Inc *	1,620	38

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Agilent Technologies Inc	2,608	$302
agilon health Inc *	1,512	30
Agios Pharmaceuticals Inc *	864	22
Align Technology Inc *	657	186
Alkermes PLC *	2,280	66
Alnylam Pharmaceuticals Inc *	1,068	198
Amedisys Inc *	553	42
AmerisourceBergen Corp, Cl A	1,297	221
Amgen Inc (H)	4,700	1,037
AMN Healthcare Services Inc *	343	33
Apellis Pharmaceuticals Inc *	786	67
Arrowhead Pharmaceuticals Inc *	811	28
Avantor Inc *	5,731	114
Axonics Inc *	428	21
Axsome Therapeutics Inc *	300	22
Azenta Inc *	800	35
Baxter International Inc (H)	4,425	180
Beam Therapeutics Inc *	777	25
Becton Dickinson & Co	2,540	614
BioCryst Pharmaceuticals Inc *	3,904	32
Biogen Inc *	1,266	375
Biohaven Ltd *	1,300	23
BioMarin Pharmaceutical Inc *	1,667	145
Bio-Rad Laboratories Inc, Cl A *	171	64
Bio-Techne Corp	1,186	97
Blueprint Medicines Corp *	513	29
Boston Scientific Corp *	12,541	646
Bristol-Myers Squibb Co	19,048	1,227
Bruker Corp	983	68
Cardinal Health Inc	2,164	178
Catalent Inc *	1,430	53
Centene Corp *	4,873	304
Certara Inc *	1,400	29
Charles River Laboratories International Inc *	422	82
Chemed Corp	120	64
Chinook Therapeutics Inc *	900	22
Cigna Group/The	2,641	653
CONMED Corp	356	43
Cooper Cos Inc/The	506	188
CorVel Corp *	175	34
Crinetics Pharmaceuticals Inc *	1,400	31
Cullinan Oncology Inc *	700	7
CVS Health Corp	11,276	767
Cytokinetics Inc *	1,186	45
Danaher Corp	5,654	1,298
DaVita Inc *	552	52
Denali Therapeutics Inc *	1,052	32
DENTSPLY SIRONA Inc	1,615	58
Dexcom Inc *	3,318	389
Doximity Inc, Cl A *	1,457	45
Edwards Lifesciences Corp *	5,416	456

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Elanco Animal Health Inc *	3,699	$30
Elevance Health Inc	2,181	977
Eli Lilly & Co	7,396	3,176
Embecta Corp	1,000	28
Enanta Pharmaceuticals Inc *	437	10
Encompass Health Corp	899	56
Enovis Corp *	700	37
Ensign Group Inc/The	316	28
Envista Holdings Corp *	1,548	49
Evolent Health Inc, Cl A *	1,300	38
Exact Sciences Corp *	1,639	134
Exelixis Inc *	2,130	41
FibroGen Inc *	1,500	26
GE HealthCare Technologies Inc	3,377	268
Gilead Sciences Inc (H)	11,100	854
Globus Medical Inc, Cl A *	724	39
Guardant Health Inc *	1,200	35
Haemonetics Corp *	612	52
Halozyme Therapeutics Inc *	1,214	39
HCA Healthcare Inc	1,864	492
HealthEquity Inc *	537	29
Henry Schein Inc *	947	70
Hologic Inc *	2,063	163
Horizon Therapeutics Plc *	1,923	192
Humana Inc	1,168	586
ICU Medical Inc *	114	20
IDEXX Laboratories Inc *	739	343
Illumina Inc *	1,383	272
Inari Medical Inc *	552	33
Incyte Corp *	1,619	100
Insmed Inc *	1,162	22
Inspire Medical Systems Inc *	181	53
Insulet Corp *	673	185
Integra LifeSciences Holdings Corp *	591	22
Intellia Therapeutics Inc *	1,130	42
Intra-Cellular Therapies Inc *	696	41
Intuitive Surgical Inc *	3,060	942
Ionis Pharmaceuticals Inc *	1,026	42
IQVIA Holdings Inc *	1,626	320
iRhythm Technologies Inc *	384	44
IVERIC bio Inc *	1,272	48
Jazz Pharmaceuticals PLC *	495	63
Johnson & Johnson (H)	22,875	3,547
Karuna Therapeutics Inc *	172	39
Laboratory Corp of America Holdings	761	162
Lantheus Holdings Inc *	514	44
LivaNova PLC *	478	21
Madrigal Pharmaceuticals Inc *	81	23
Masimo Corp *	388	63
McKesson Corp	1,232	482
Medpace Holdings Inc *	271	56
Medtronic PLC	12,005	994

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Merck & Co Inc	22,388	$2,472
Merit Medical Systems Inc *	545	45
Mettler-Toledo International Inc *	183	242
Mirati Therapeutics Inc *	553	21
Moderna Inc *	2,915	372
Molina Healthcare Inc *	430	118
Natera Inc *	590	28
Neogen Corp *	2,177	38
Neurocrine Biosciences Inc *	797	71
Novocure Ltd *	734	53
Omnicell Inc *	600	44
Option Care Health Inc *	2,000	55
Organon & Co	1,977	38
Pacific Biosciences of California Inc *	2,700	33
Pacira BioSciences Inc *	616	23
Penumbra Inc *	361	111
Perrigo Co PLC	1,059	34
Pfizer Inc	49,578	1,885
Premier Inc, Cl A	1,700	42
Progyny Inc *	891	33
Prometheus Biosciences Inc *	353	70
Prothena Corp PLC *	415	28
PTC Therapeutics Inc *	616	26
QIAGEN NV *	2,385	108
Quest Diagnostics Inc	947	126
QuidelOrtho Corp *	500	43
R1 RCM Inc *	1,920	31
Reata Pharmaceuticals Inc, Cl A *	300	27
Regeneron Pharmaceuticals Inc *	910	669
Repligen Corp *	391	66
ResMed Inc	1,187	250
Revance Therapeutics Inc *	1,110	34
REVOLUTION Medicines Inc *	1,149	29
Revvity Inc	935	108
Royalty Pharma PLC, Cl A	3,018	99
Sage Therapeutics Inc *	727	36
Sarepta Therapeutics Inc *	750	93
Seagen Inc *	1,127	221
Select Medical Holdings Corp	900	25
Shockwave Medical Inc *	362	100
Silk Road Medical Inc *	5	—
Sotera Health Co *	1,500	21
STAAR Surgical Co *	583	34
STERIS PLC	795	159
Stryker Corp	3,063	844
Syneos Health Inc, Cl A *	1,030	43
Tandem Diabetes Care Inc *	742	19
Teladoc Health Inc *	1,272	29
Teleflex Inc	457	107
Tenet Healthcare Corp *	904	64
TG Therapeutics Inc *	800	21
Thermo Fisher Scientific Inc	3,424	1,741

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Travere Therapeutics Inc *	1,300	$23
Twist Bioscience Corp *	1,022	15
Ultragenyx Pharmaceutical Inc *	600	30
United Therapeutics Corp *	436	91
UnitedHealth Group Inc (H)	8,151	3,971
Universal Health Services Inc, Cl B	474	63
Vaxcyte Inc *	951	47
Veeva Systems Inc, Cl A *	1,127	187
Vertex Pharmaceuticals Inc *	2,246	727
Viatris Inc	9,166	84
Vir Biotechnology Inc *	900	24
Waters Corp *	631	159
West Pharmaceutical Services Inc	703	235
Xencor Inc *	1,372	37
Zimmer Biomet Holdings Inc	1,969	251
Zoetis Inc, Cl A	4,066	663

		47,772
Industrials — 0.0%
Ceridian HCM Holding Inc *	500	31
Paycom Software Inc	161	45
Paylocity Holding Corp *	183	32

		108
Information Technology — 2.3%
Accenture PLC, Cl A	2,346	718
Adobe Inc *	1,798	751
Akamai Technologies Inc *	500	46
Amdocs Ltd	915	86
ANSYS Inc *	304	98
Aspen Technology Inc *	163	27
Atlassian Corp Ltd, Cl A *	682	123
Autodesk Inc *	878	175
Bentley Systems Inc, Cl B	1,300	63
BILL Holdings Inc *	474	49
Black Knight Inc *	800	46
Cadence Design Systems Inc *	953	220
Cloudflare Inc, Cl A *	1,807	125
Cognizant Technology Solutions Corp, Cl A	1,594	100
Crowdstrike Holdings Inc, Cl A *	950	152
Datadog Inc, Cl A *	1,216	115
DocuSign Inc, Cl A *	1,169	66
Dropbox Inc, Cl A *	81	2
DXC Technology Co *	900	23
Dynatrace Inc *	801	41
EPAM Systems Inc *	259	66
Fair Isaac Corp *	91	72
Five9 Inc *	400	26
Fortinet Inc *	2,797	191
Gartner Inc *	214	73
Gen Digital Inc	1,216	21
Globant SA *	300	55
GoDaddy Inc, Cl A *	453	33

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Guidewire Software Inc *	450	$37
HubSpot Inc *	149	77
International Business Machines Corp	3,132	403
Intuit Inc	1,059	444
Manhattan Associates Inc *	255	46
Microsoft Corp (H)	29,310	9,625
MongoDB Inc, Cl A *	308	91
Nutanix Inc, Cl A *	910	27
Okta Inc, Cl A *	824	75
Oracle Corp	5,680	602
Palantir Technologies Inc, Cl A *	8,052	118
Palo Alto Networks Inc *	1,151	246
PTC Inc *	552	74
Roper Technologies Inc	367	167
Salesforce Inc *	3,786	846
ServiceNow Inc *	774	422
Smartsheet Inc, Cl A *	900	45
Snowflake Inc, Cl A *	1,110	184
Splunk Inc *	530	53
Synopsys Inc *	617	281
Twilio Inc, Cl A *	900	63
Tyler Technologies Inc *	210	83
UiPath Inc, Cl A *	3,000	54
Unity Software Inc *	782	23
VeriSign Inc *	190	42
VMware Inc, Cl A *	927	126
Workday Inc, Cl A *	923	196
Zoom Video Communications Inc, Cl A *	1,061	71
Zscaler Inc *	384	52

		18,136
Real Estate — 3.0%
Acadia Realty Trust ‡	2,216	28
Agree Realty Corp ‡	1,507	97
Alexander & Baldwin Inc ‡	1,957	36
Alexandria Real Estate Equities Inc ‡	3,606	409
American Assets Trust Inc ‡	1,195	23
American Homes 4 Rent, Cl A ‡	6,510	223
American Tower Corp, Cl A ‡	9,386	1,731
Americold Realty Trust Inc ‡	5,232	153
Apartment Income REIT Corp ‡	3,578	124
Apartment Investment and Management Co, Cl A ‡	5,526	45
Apple Hospitality REIT Inc ‡	6,044	88
Armada Hoffler Properties Inc ‡	5,700	63
AvalonBay Communities Inc ‡	2,633	458
Boston Properties Inc ‡	2,892	141
Brixmor Property Group Inc ‡	5,985	120
Broadstone Net Lease Inc, Cl A ‡	2,993	47
Camden Property Trust ‡	2,155	225
CareTrust REIT Inc ‡	2,280	44
CBRE Group Inc, Cl A *	6,232	467
Community Healthcare Trust Inc ‡	1,400	46

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Corporate Office Properties Trust ‡	1,539	$35
Cousins Properties Inc ‡	2,391	48
Crown Castle Inc ‡	8,471	959
CubeSmart ‡	4,473	199
Cushman & Wakefield PLC *	3,441	27
DiamondRock Hospitality Co ‡	5,854	46
Digital Realty Trust Inc ‡	6,042	619
DigitalBridge Group Inc	2,192	27
Douglas Elliman Inc	6,000	17
Douglas Emmett Inc ‡	2,355	27
Easterly Government Properties Inc, Cl A ‡	2,218	31
EastGroup Properties Inc ‡	907	149
Elme Communities ‡	2,280	34
Empire State Realty Trust Inc, Cl A ‡	4,345	27
EPR Properties ‡	2,057	86
Equinix Inc ‡	1,813	1,352
Equity Commonwealth ‡	2,008	41
Equity LifeStyle Properties Inc ‡	3,604	228
Equity Residential ‡	7,218	439
Essential Properties Realty Trust Inc ‡	2,849	68
Essex Property Trust Inc ‡	1,241	268
Extra Space Storage Inc ‡	2,575	371
Federal Realty Investment Trust ‡	1,767	156
First Industrial Realty Trust Inc ‡	2,860	149
Forestar Group Inc *	1,200	24
Four Corners Property Trust Inc ‡	1,969	51
Gaming and Leisure Properties Inc ‡	4,922	237
Getty Realty Corp ‡	1,263	43
Global Net Lease Inc ‡	2,876	28
Healthcare Realty Trust Inc, Cl A ‡	6,414	119
Healthpeak Properties Inc ‡	10,757	215
Highwoods Properties Inc ‡	1,853	38
Host Hotels & Resorts Inc ‡	13,475	224
Howard Hughes Corp/The *	900	67
Independence Realty Trust Inc ‡	6,901	119
Innovative Industrial Properties Inc, Cl A ‡	457	30
InvenTrust Properties Corp ‡	2,196	47
Invitation Homes Inc ‡	11,537	391
Iron Mountain Inc ‡	5,612	300
JBG SMITH Properties ‡	1,684	24
Jones Lang LaSalle Inc *	1,110	156
Kennedy-Wilson Holdings Inc	2,800	43
Kilroy Realty Corp ‡	2,900	79
Kimco Realty Corp ‡	12,513	230
Kite Realty Group Trust ‡	4,074	79
Lamar Advertising Co, Cl A ‡	1,848	166
Life Storage Inc ‡	1,648	210
LTC Properties Inc ‡	1,186	38
LXP Industrial Trust, Cl B ‡	4,939	51
Macerich Co/The ‡	3,669	35
Medical Properties Trust Inc ‡	10,327	85
Mid-America Apartment Communities Inc ‡	2,340	344

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
National Health Investors Inc ‡	778	$41
National Storage Affiliates Trust ‡	1,690	62
NETSTREIT Corp ‡	2,210	39
NNN REIT Inc ‡	4,076	173
Omega Healthcare Investors Inc ‡	5,052	151
Opendoor Technologies Inc *	11,700	31
Outfront Media Inc ‡	2,481	36
Park Hotels & Resorts Inc ‡	3,915	51
Pebblebrook Hotel Trust ‡	2,591	35
Phillips Edison & Co Inc ‡	2,643	77
Physicians Realty Trust ‡	3,014	41
Piedmont Office Realty Trust Inc, Cl A ‡	3,163	20
Plymouth Industrial REIT Inc ‡	3,100	68
Postal Realty Trust Inc, Cl A ‡	3,900	57
PotlatchDeltic Corp ‡	2,023	94
Prologis Inc ‡	18,051	2,248
Public Storage ‡	3,022	856
Rayonier Inc ‡	2,576	76
Realty Income Corp ‡	11,948	710
Regency Centers Corp ‡	3,794	213
Retail Opportunity Investments Corp ‡	1,650	20
Rexford Industrial Realty Inc ‡	3,930	214
RLJ Lodging Trust ‡	4,000	41
Ryman Hospitality Properties Inc ‡	885	81
Sabra Health Care REIT Inc ‡	3,075	35
Safehold Inc ‡	2,000	52
Saul Centers Inc ‡	762	26
SBA Communications Corp, Cl A ‡	2,169	481
Service Properties Trust ‡	4,566	37
Simon Property Group Inc ‡	6,189	651
SITE Centers Corp ‡	2,662	32
SL Green Realty Corp ‡	849	20
Spirit Realty Capital Inc ‡	2,450	96
St Joe Co/The	1,200	56
STAG Industrial Inc ‡	2,878	100
Sun Communities Inc ‡	2,373	300
Sunstone Hotel Investors Inc ‡	6,180	61
Tanger Factory Outlet Centers Inc ‡	3,001	61
Terreno Realty Corp ‡	1,886	116
UDR Inc ‡	6,446	256
Urban Edge Properties ‡	2,687	36
Ventas Inc ‡	7,789	336
Veris Residential Inc *‡	1,337	22
VICI Properties Inc, Cl A ‡	18,993	587
Vornado Realty Trust ‡	2,656	36
Welltower Inc ‡	9,196	686
Weyerhaeuser Co ‡	14,278	409
WP Carey Inc ‡	3,980	276
Xenia Hotels & Resorts Inc ‡	2,075	24
Zillow Group Inc, Cl A *	1,096	49
Zillow Group Inc, Cl C *	3,163	144

		23,864

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Utilities — 1.4%
AES Corp/The	7,689	$152
ALLETE Inc	814	49
Alliant Energy Corp	2,641	136
Ameren Corp	2,660	216
American Electric Power Co Inc	5,843	486
American States Water Co	552	49
American Water Works Co Inc	2,098	303
Atmos Energy Corp	1,655	191
Avangrid Inc	995	37
Avista Corp	1,096	45
Black Hills Corp	514	31
Brookfield Infrastructure Corp, Cl A	1,393	64
Brookfield Renewable Corp, Cl A	1,186	40
California Water Service Group	1,012	58
CenterPoint Energy Inc	7,808	220
Chesapeake Utilities Corp	200	26
Clearway Energy Inc, Cl C	1,259	36
CMS Energy Corp	3,004	174
Consolidated Edison Inc	3,934	367
Constellation Energy Corp	3,825	321
Dominion Energy Inc	8,942	450
DTE Energy Co	2,072	223
Duke Energy Corp	8,665	774
Edison International	4,480	302
Entergy Corp	2,106	207
Essential Utilities Inc	3,200	130
Evergy Inc	2,068	120
Exelon Corp	11,069	439
FirstEnergy Corp	5,848	219
Hawaiian Electric Industries Inc	1,767	63
IDACORP Inc	436	45
MGE Energy Inc	736	53
National Fuel Gas Co	1,064	54
New Jersey Resources Corp	1,275	62
NextEra Energy Inc	21,569	1,584
NiSource Inc	4,522	122
Northwest Natural Holding Co	500	21
NorthWestern Corp	953	54
NRG Energy Inc	2,215	75
OGE Energy Corp	1,535	54
ONE Gas Inc	451	37
Ormat Technologies Inc	500	43
Otter Tail Corp	400	30
PG&E Corp *	17,837	302
Pinnacle West Capital Corp	1,182	91
PNM Resources Inc	558	26
Portland General Electric Co	1,026	50
PPL Corp	8,337	218
Public Service Enterprise Group Inc	5,996	358
Sempra Energy	3,593	516
SJW Group	424	32

SEI Institutional Investments Trust

Description	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)
Southern Co/The		12,279	$856
Southwest Gas Holdings Inc		943	55
Spire Inc		334	22
Sunnova Energy International Inc *		1,400	25
UGI Corp		2,404	67
Vistra Corp		3,968	95
WEC Energy Group Inc		3,588	313
Xcel Energy Inc		6,141	401
York Water Co/The		700	30

			11,619
Total Common Stock
(Cost $154,683) ($ Thousands)			237,037

	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 7.3%
Communication Services — 0.5%
Altice Financing
3.000%, 01/15/2028	EUR	226	185
Altice France
3.375%, 01/15/2028		112	88
CCO Holdings LLC
4.750%, 02/01/2032 (C)		$489	392
4.500%, 08/15/2030 (C)		54	44
4.500%, 06/01/2033 (C)		189	144
DISH DBS
5.250%, 12/01/2026 (C)		920	727
Globo Comunicacao e Participacoes
4.875%, 01/22/2030 (C)		415	338
Lorca Telecom Bondco
4.000%, 09/18/2027	EUR	226	219
Prosus
3.257%, 01/19/2027 (C)		$262	238
Summer BC Holdco B SARL
5.750%, 10/31/2026	EUR	226	212
Tencent Holdings MTN
3.240%, 06/03/2050 (C)		$412	272
Time Warner Cable LLC
4.500%, 09/15/2042		245	181
T-Mobile USA
5.050%, 07/15/2033		246	243
3.875%, 04/15/2030		175	162
Warnermedia Holdings
3.755%, 03/15/2027		525	492

			3,937

Consumer Discretionary — 1.0%
Advance Auto Parts
3.900%, 04/15/2030		784	706
Alibaba Group Holding
2.125%, 02/09/2031		958	788

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Caesars Entertainment
7.000%, 02/15/2030 (C)	$219	$220
Carnival
4.000%, 08/01/2028 (C)	527	460
Expedia Group
6.250%, 05/01/2025 (C)	24	24
Ford Motor
6.100%, 08/19/2032	369	347
Harley-Davidson Financial Services
6.500%, 03/10/2028 (C)	26	26
3.050%, 02/14/2027 (C)	634	568
Las Vegas Sands Corp
3.900%, 08/08/2029	653	578
LKQ
6.250%, 06/15/2033 (C)	157	158
5.750%, 06/15/2028 (C)	356	354
Marriott International
4.900%, 04/15/2029	401	393
MDC Holdings
6.000%, 01/15/2043	340	299
Mercedes-Benz Finance North America LLC
4.800%, 03/30/2026 (C)	353	352
Nissan Motor
4.345%, 09/17/2027 (C)	1,034	924
Ross Stores
4.700%, 04/15/2027	946	932
Royal Caribbean Cruises
8.250%, 01/15/2029 (C)	203	214
Wynn Macau
5.625%, 08/26/2028 (C)	341	287
ZF North America Capital
6.875%, 04/14/2028 (C)	619	622

		8,252

Consumer Staples — 0.6%
Albertsons Cos
3.500%, 03/15/2029 (C)	351	305
Altria Group
4.800%, 02/14/2029	160	156
3.400%, 05/06/2030	850	752
BAT Capital
4.906%, 04/02/2030	447	425
2.259%, 03/25/2028	1,268	1,089
Cargill
5.125%, 10/11/2032 (C)	210	214
ERAC USA Finance LLC
4.600%, 05/01/2028 (C)	397	389
Natura & Luxembourg Holdings Sarl
6.000%, 04/19/2029 (C)	319	285
Natura Cosmeticos
4.125%, 05/03/2028 (C)	271	228

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Philip Morris International
5.625%, 11/17/2029	$97	$99
5.375%, 02/15/2033	606	602
4.875%, 02/13/2026	594	593
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (C)(D)	500	–

		5,137

Energy — 0.4%
BP Capital Markets America
4.893%, 09/11/2033	236	235
2.939%, 06/04/2051	494	330
Continental Resources/Oklahoma
2.268%, 11/15/2026 (C)	960	858
EQT
5.700%, 04/01/2028	116	115
ONEOK
6.350%, 01/15/2031	124	128
6.100%, 11/15/2032	77	78
ONEOK Partners
6.125%, 02/01/2041	54	52
Ovintiv
6.250%, 07/15/2033	172	171
5.650%, 05/15/2028	117	116
TransCanada PipeLines
6.100%, 06/01/2040	486	492
Var Energi
8.000%, 11/15/2032 (C)	357	377
7.500%, 01/15/2028 (C)	276	288

		3,240

Financials — 2.8%
AIB Group
7.583%, U.S. SOFR + 3.456%, 10/14/2026 (B)(C)	308	315
AIB Group MTN
4.263%, ICE LIBOR USD 3 Month + 1.874%, 04/10/2025 (B)(C)	630	615
Aircastle
5.250%, 08/11/2025 (C)	432	420
4.250%, 06/15/2026	54	51
4.125%, 05/01/2024	172	168
2.850%, 01/26/2028 (C)	778	665
Aviation Capital Group LLC
5.500%, 12/15/2024 (C)	432	424
4.875%, 10/01/2025 (C)	175	168
4.375%, 01/30/2024 (C)	152	149
4.125%, 08/01/2025 (C)	6	6
3.500%, 11/01/2027 (C)	157	140
1.950%, 01/30/2026 (C)	406	363
1.950%, 09/20/2026 (C)	142	123

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Banco de Credito del Peru S.A. MTN
3.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.000%, 07/01/2030 (B)(C)	$728	$667
Banco Santander
4.175%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.000%, 03/24/2028 (B)	200	188
Bank of Ireland Group
6.253%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.650%, 09/16/2026 (B)(C)	368	366
Barclays
6.224%, U.S. SOFR + 2.980%, 05/09/2034 (B)	409	413
BNP Paribas
4.625%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.340%(B)(E)	724	512
2.871%, U.S. SOFR + 1.387%, 04/19/2032 (B)(C)	687	567
Capital One Financial
4.927%, U.S. SOFR + 2.057%, 05/10/2028 (B)	270	259
2.636%, U.S. SOFR + 1.290%, 03/03/2026 (B)	447	419
Charles Schwab
5.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.971%(B)(E)	179	172
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.168%(B)(E)	583	476
Citigroup
9.341%, ICE LIBOR USD 3 Month + 4.068%(B)(E)	93	92
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.597%(B)(E)	348	298
Credit Suisse Group
6.373%, U.S. SOFR + 3.340%, 07/15/2026 (B)(C)	277	272
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (B)(C)	382	336
Danske Bank
6.466%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.100%, 01/09/2026 (B)(C)	277	277
4.298%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 04/01/2028 (B)(C)	207	195

SEI Institutional Investments Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Deutsche Bank NY
6.119%, U.S. SOFR + 3.190%, 07/14/2026 (B)		$194	$191
3.961%, U.S. SOFR + 2.581%, 11/26/2025 (B)		295	280
2.129%, U.S. SOFR + 1.870%, 11/24/2026 (B)		330	293
Global Payments
5.300%, 08/15/2029		240	236
2.900%, 11/15/2031		131	107
Goldman Sachs Group
4.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.949%(B)(E)		296	241
HSBC Holdings PLC
8.113%, U.S. SOFR + 4.250%, 11/03/2033 (B)		762	847
7.390%, U.S. SOFR + 3.350%, 11/03/2028 (B)		558	596
2.804%, U.S. SOFR + 1.187%, 05/24/2032 (B)		364	296
Intesa Sanpaolo
7.000%, 11/21/2025 (C)		210	215
Lloyds Banking Group
8.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.913%(B)(E)		330	303
7.953%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.750%, 11/15/2033 (B)		535	584
7.500%, USD Swap Semi 30/360 5 Yr Curr + 4.760%(B)(E)		805	775
Mizuho Financial Group
5.414%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.050%, 09/13/2028 (B)		369	370
Morgan Stanley
6.296%, U.S. SOFR + 2.240%, 10/18/2028 (B)		389	404
4.210%, U.S. SOFR + 1.610%, 04/20/2028 (B)		305	294
0.406%, 10/29/2027 (B)	EUR	438	410
Nationwide Building Society MTN
2.972%, U.S. SOFR + 1.290%, 02/16/2028 (B)(C)		$307	278
Natwest Group PLC
4.269%, ICE LIBOR USD 3 Month + 1.762%, 03/22/2025 (B)		595	585
NatWest Group PLC
7.472%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.850%, 11/10/2026 (B)		240	249

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
OEC Finance
7.125%cash/0% PIK, 12/26/2046 (C)	$246	$15
5.250%cash/0% PIK, 12/27/2033 (C)	223	8
PNC Financial Services Group
5.068%, U.S. SOFR + 1.933%, 01/24/2034 (B)	107	103
S&P Global
4.750%, 08/01/2028	31	31
Santander Holdings USA
6.499%, U.S. SOFR + 2.356%, 03/09/2029 (B)	228	231
4.260%, SOFRINDX + 1.380%, 06/09/2025 (B)	117	112
2.490%, U.S. SOFR + 1.249%, 01/06/2028 (B)	85	75
Santander UK Group Holdings PLC
6.833%, U.S. SOFR + 2.749%, 11/21/2026 (B)	535	541
Societe Generale
2.797%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 01/19/2028 (B)(C)	613	544
Standard Chartered
6.783%, ICE LIBOR USD 3 Month + 1.510%(B)(C)(E)	400	351
6.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.661%(B)(C)(E)	514	487
3.971%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.650%, 03/30/2026 (B)(C)	207	199
Svenska Handelsbanken
4.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.048%(B)(E)	600	465
Swiss Re Finance Luxembourg
5.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.582%, 04/02/2049 (B)	400	382
Synchrony Financial
4.875%, 06/13/2025	292	275
3.950%, 12/01/2027	296	256
Truist Financial MTN
5.122%, U.S. SOFR + 1.852%, 01/26/2034 (B)	386	369
UniCredit
3.127%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 06/03/2032 (B)(C)	350	279
2.569%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 09/22/2026 (B)(C)	421	381

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.982%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.200%, 06/03/2027 (B)(C)		$229	$202
US Bancorp
5.300%, TSFR3M + 3.176%(B)(E)		408	330
Wells Fargo
3.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453%(B)(E)		306	268

			22,574

Health Care — 0.1%
Organon & Co
2.875%, 04/30/2028	EUR	200	185
Zoetis
5.400%, 11/14/2025		$308	312

			497

Industrials — 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450%, 10/29/2026		569	507
Air Lease
3.625%, 04/01/2027		38	35
2.100%, 09/01/2028		165	136
Air Lease MTN
2.875%, 01/15/2026		83	77
APCOA Parking Holdings GmbH
4.625%, 01/15/2027	EUR	226	207
CNH Industrial Capital LLC
3.950%, 05/23/2025		$583	567
Delta Air Lines
4.750%, 10/20/2028 (C)		450	435
Delta Air Lines/Skymiles LP
4.500%, 10/20/2025 (C)		323	317
Embraer Netherlands Finance BV
5.400%, 02/01/2027		575	552
ENA Master Trust
4.000%, 05/19/2048 (C)		269	202
Flowserve
2.800%, 01/15/2032		228	182
Honeywell International
4.125%, 11/02/2034	EUR	720	779
Lima Metro Line 2 Finance
5.875%, 07/05/2034		$218	211
4.350%, 04/05/2036 (C)		205	183
Odebrecht Holdco Finance
0.000%, 09/10/2058 (C)(F)		480	3
Parker-Hannifin
4.500%, 09/15/2029		443	433
Regal Rexnord
6.050%, 02/15/2026 (C)		770	772

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TK Elevator Midco GmbH
4.375%, 07/15/2027	EUR	118	$112
Trane Technologies Financing
5.250%, 03/03/2033		$140	143
Verisk Analytics
5.750%, 04/01/2033		237	246
Westinghouse Air Brake Technologies
3.200%, 06/15/2025		134	127

			6,226

Information Technology — 0.6%
Broadcom
4.926%, 05/15/2037 (C)		247	222
4.150%, 11/15/2030		183	168
4.150%, 04/15/2032 (C)		144	130
4.000%, 04/15/2029 (C)		41	38
Entegris Escrow
4.750%, 04/15/2029 (C)		611	571
Infor
1.750%, 07/15/2025 (C)		323	295
Kyndryl Holdings
2.050%, 10/15/2026		568	486
Lenovo Group
6.536%, 07/27/2032		323	326
5.831%, 01/27/2028		661	662
Micron Technology
6.750%, 11/01/2029		499	522
Seagate HDD Cayman
8.250%, 12/15/2029 (C)		456	466
SK Hynix
2.375%, 01/19/2031 (C)		262	199
TSMC Arizona
3.875%, 04/22/2027		345	335
Workday
3.700%, 04/01/2029		61	57

			4,477

Materials — 0.1%
Freeport Indonesia MTN
4.763%, 04/14/2027 (C)		225	219
Glencore Funding LLC
5.400%, 05/08/2028 (C)		291	289
Volcan Cia Minera SAA
4.375%, 02/11/2026 (C)		69	47

			555

Real Estate — 0.1%
American Tower
5.250%, 07/15/2028		174	174
4.050%, 03/15/2032		104	95
3.650%, 03/15/2027		205	193

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Host Hotels & Resorts
3.500%, 09/15/2030	$131	$111

		573

Utilities — 0.3%
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (C)	294	257
Chile Electricity PEC
0.000%, 01/25/2028 (C)(F)	491	366
Comision Federal de Electricidad
4.688%, 05/15/2029 (C)	294	263
Duke Energy Carolinas NC Storm Funding LLC
2.617%, 07/01/2041	314	237
Enel Finance International
7.500%, 10/14/2032 (C)	400	442
Engie Energia Chile
3.400%, 01/28/2030	349	288
NRG Energy
7.000%, 03/15/2033 (C)	456	460
Terraform Global Operating LLC
6.125%, 03/01/2026 (C)	77	74
Vistra
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740%(B)(C)(E)	272	239

		2,626

Total Corporate Obligations
(Cost $63,749) ($ Thousands)		58,094

ASSET-BACKED SECURITIES — 4.0%
Automotive — 1.8%

Americredit Automobile Receivables Trust, Ser 2023-1, Cl A2A
5.840%, 10/19/2026	922	922
Avis Budget Rental Car Funding AESOP LLC, Ser 2023-3A, Cl A
5.440%, 02/22/2028(C)	589	586
Avis Budget Rental Car Funding AESOP LLC, Ser 2023-5A, Cl B
6.120%, 04/20/2028(C)	485	485
Carvana Auto Receivables Trust, Ser 2021-N3, Cl C
1.020%, 06/12/2028	156	147
Carvana Auto Receivables Trust, Ser 2021-N4, Cl D
2.300%, 09/11/2028	329	306

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Carvana Auto Receivables Trust, Ser 2021-P4, Cl D
2.610%, 09/11/2028	$420	$355
CPS Auto Receivables Trust, Ser 2022-A, Cl C
2.170%, 04/16/2029(C)	600	567
DT Auto Owner Trust, Ser 2023-1A, Cl A
5.480%, 04/15/2027(C)	767	762
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026(C)	141	135
FHF Trust, Ser 2023-1A, Cl A2
6.570%, 06/15/2028(C)	456	454
Flagship Credit Auto Trust, Ser 2023-2, Cl A2
5.760%, 04/15/2027(C)	781	778
Ford Credit Auto Owner Trust, Ser 2021-1, Cl D
2.310%, 10/17/2033(C)	510	450
Hertz Vehicle Financing III LLC, Ser 2022-1A, Cl C
2.630%, 06/25/2026(C)	600	550
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026(C)	190	185
LAD Auto Receivables Trust, Ser 2022-1A, Cl A
5.210%, 06/15/2027(C)	467	461
Lendbuzz Securitization Trust, Ser 2023-1A, Cl A2
6.920%, 08/15/2028(C)	1,338	1,334
Lendbuzz Securitization Trust, Ser 2023-2A, Cl A2
7.090%, 10/16/2028(C)	555	556
Research-Driven Pagaya Motor Asset Trust VII, Ser 2022-3A, Cl A
5.380%, 11/25/2030(C)	616	604
Santander Bank Auto Credit-Linked Notes, Ser 2022-A, Cl B
5.281%, 05/15/2032(C)	488	478
Santander Bank Auto Credit-Linked Notes, Ser 2022-B, Cl B
5.721%, 08/16/2032(C)	504	500
Santander Bank Auto Credit-Linked Notes, Ser 2022-C, Cl B
6.451%, 12/15/2032(C)	480	478
Tricolor Auto Securitization Trust, Ser 2023-1A, Cl A
6.480%, 08/17/2026(C)	632	631
United Auto Credit Securitization Trust, Ser 2022-2, Cl A
4.390%, 04/10/2025(C)	246	245

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2023-1A, Cl A2A
5.510%, 06/15/2026(C)	$1,040	$1,036
Westlake Automobile Receivables Trust, Ser 2023-2A, Cl A2A
5.870%, 07/15/2026(C)	932	930
World Omni Select Auto Trust, Ser 2023-A, Cl A2A
5.920%, 03/15/2027	600	600
		14,535

Credit Cards — 0.1%

Brex Commercial Charge Card Master Trust, Ser 2022-1, Cl A
4.630%, 07/15/2025(C)	880	857
Mission Lane Credit Card Master Trust, Ser 2021-A, Cl B
2.240%, 09/15/2026(C)	152	149
		1,006

Other Asset-Backed Securities — 2.1%

AB Issuer LLC, Ser 2021-1, Cl A2
3.734%, 07/30/2051(C)	715	591
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025(C)	73	70
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026(C)	93	91
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027(C)	171	166
AGL CLO 10, Ser 2021-10A, Cl A
6.390%, ICE LIBOR USD 3 Month + 1.130%, 04/15/2034(B)(C)	690	679
AGL CLO 12, Ser 2021-12A, Cl A1
6.410%, ICE LIBOR USD 3 Month + 1.160%, 07/20/2034(B)(C)	837	819
Amur Equipment Finance Receivables XI LLC, Ser 2022-2A, Cl A2
5.300%, 06/21/2028(C)	284	282
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl B
2.080%, 02/15/2027(C)	170	160
Balboa Bay Loan Funding, Ser 2021-1A, Cl A
6.450%, ICE LIBOR USD 3 Month + 1.200%, 07/20/2034(B)(C)	521	509
Ballyrock CLO 15, Ser 2021-1A, Cl C
8.360%, ICE LIBOR USD 3 Month + 3.100%, 04/15/2034(B)(C)	500	464

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Ballyrock CLO 16, Ser 2021-16A, Cl A1
6.380%, ICE LIBOR USD 3 Month + 1.130%, 07/20/2034(B)(C)	$1,054	$1,034
Cajun Global LLC, Ser 2021-1, Cl A2
3.931%, 11/20/2051(C)	162	139
College Ave Student Loans LLC, Ser 2021-C, Cl B
2.720%, 07/26/2055(C)	212	178
Dext ABS LLC, Ser 2023-1, Cl A2
5.990%, 03/15/2032(C)	1,003	996
Diamond Issuer, Ser 2021-1A, Cl A
2.305%, 11/20/2051(C)	768	663
Domino's Pizza Master Issuer LLC, Ser 2021-1A, Cl A2I
2.662%, 04/25/2051(C)	387	333
Dryden 78 CLO, Ser 2020-78A, Cl C
7.210%, ICE LIBOR USD 3 Month + 1.950%, 04/17/2033(B)(C)	660	623
Dryden 78 CLO, Ser 2020-78A, Cl D
8.260%, ICE LIBOR USD 3 Month + 3.000%, 04/17/2033(B)(C)	340	313
Elevation CLO, Ser 2020-11A, Cl C
7.460%, ICE LIBOR USD 3 Month + 2.200%, 04/15/2033(B)(C)	580	552
Elmwood CLO IX, Ser 2021-2A, Cl D
8.200%, ICE LIBOR USD 3 Month + 2.950%, 07/20/2034(B)(C)	509	474
Flatiron CLO 21, Ser 2021-1A, Cl D
8.165%, ICE LIBOR USD 3 Month + 2.900%, 07/19/2034(B)(C)	540	501
GCI Funding I LLC, Ser 2021-1, Cl A
2.380%, 06/18/2046(C)	250	216
Goldentree Loan Management US CLO 7, Ser 2021-7A, Cl AR
6.320%, ICE LIBOR USD 3 Month + 1.070%, 04/20/2034(B)(C)	553	540
Hardee's Funding LLC, Ser 2018-1A, Cl A23
5.710%, 06/20/2048(C)	369	339
Hardee's Funding LLC, Ser 2020-1A, Cl A2
3.981%, 12/20/2050(C)	260	222
Magnetite XXVI, Ser 2021-26A, Cl A1R
6.375%, ICE LIBOR USD 3 Month + 1.120%, 07/25/2034(B)(C)	985	965
MVW LLC, Ser 2021-2A, Cl B
1.830%, 05/20/2039(C)	280	249
Neighborly Issuer LLC, Ser 2021-1A, Cl A2
3.584%, 04/30/2051(C)	274	230
Neighborly Issuer, Ser 2023-1A, Cl A2
7.308%, 01/30/2053(C)	786	776
Nelnet Student Loan Trust, Ser 2021-DA, Cl AFX
1.630%, 04/20/2062(C)	186	168

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Neuberger Berman Loan Advisers CLO 43, Ser 2021-43A, Cl A
6.390%, ICE LIBOR USD 3 Month + 1.130%, 07/17/2035(B)(C)	$624	$610
NMEF Funding LLC, Ser 2022-B, Cl A2
6.070%, 06/15/2029(C)	325	324
OCP CLO, Ser 2021-18A, Cl AR
6.340%, ICE LIBOR USD 3 Month + 1.090%, 07/20/2032(B)(C)	722	711
Octane Receivables Trust, Ser 2021-2A, Cl B
2.020%, 09/20/2028(C)	575	523
Rad CLO 7, Ser 2020-7A, Cl C
7.260%, ICE LIBOR USD 3 Month + 2.000%, 04/17/2033(B)(C)	300	285
SMB Private Education Loan Trust, Ser 2021-E, Cl A1A
1.680%, 02/15/2051(C)	409	368
Upstart Securitization Trust, Ser 2021-3, Cl B
1.660%, 07/20/2031(C)	460	440
Voya CLO, Ser 2019-1A, Cl DR
8.110%, ICE LIBOR USD 3 Month + 2.850%, 04/15/2031(B)(C)	265	237
		16,840

Total Asset-Backed Securities
(Cost $33,761) ($ Thousands)		32,381

MORTGAGE-BACKED SECURITIES — 3.3%
Agency Mortgage-Backed Obligations — 0.3%
FHLMC CMO, Ser 2016-4585, Cl DS, IO
0.893%, 05/15/2046(B)	650	68
FHLMC CMO, Ser 2017-4693, Cl SL, IO
1.043%, 06/15/2047(B)	957	105
FHLMC CMO, Ser 2017-4719, Cl JS, IO
1.043%, 09/15/2047(B)	694	76
FHLMC CMO, Ser 2020-4954, Cl SL, IO
0.912%, 02/25/2050(B)	1,048	118
FHLMC CMO, Ser 2020-4981, Cl HS, IO
0.962%, 06/25/2050(B)	1,990	234
FNMA
3.000%, 02/01/2052	2,132	1,903
FNMA CMO, Ser 2014-78, Cl SE, IO
0.962%, 12/25/2044(B)	707	73
FNMA CMO, Ser 2016-77, Cl DS, IO
0.862%, 10/25/2046(B)	684	70
FNMA CMO, Ser 2017-62, Cl AS, IO
1.012%, 08/25/2047(B)	826	97

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2017-122, Cl SA, IO
1.052%, 08/20/2047(B)	$653	$76

		2,820
Non-Agency Mortgage-Backed Obligations — 3.0%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	35	25
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 08/25/2036	198	111
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	82	59
AREIT Trust, Ser 2022-CRE6, Cl A
6.164%, SOFR30A + 1.250%, 01/20/2037(B)(C)	1,296	1,263
BAMLL Commercial Mortgage Securities Trust, Ser 2013-WBRK, Cl D
3.534%, 03/10/2037(B)(C)	395	284
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
6.108%, ICE LIBOR USD 1 Month + 1.000%, 11/15/2033(B)(C)	1,535	1,444
BBCMS Mortgage Trust, Ser 2020-BID, Cl A
7.247%, ICE LIBOR USD 1 Month + 2.140%, 10/15/2037(B)(C)	710	684
Bellemeade Re, Ser 2019-3A, Cl M1C
7.088%, ICE LIBOR USD 1 Month + 1.950%, 07/25/2029(B)(C)	302	303
Bellemeade Re, Ser 2021-1A, Cl M1C
7.923%, SOFR30A + 2.950%, 03/25/2031(B)(C)	378	384
Bellemeade Re, Ser 2021-2A, Cl M1B
6.473%, SOFR30A + 1.500%, 06/25/2031(B)(C)	617	609
Bellemeade Re, Ser 2022-2, Cl M1A
8.973%, SOFR30A + 4.000%, 09/27/2032(B)(C)	856	873
BFLD Trust, Ser 2021-FPM, Cl A
6.708%, ICE LIBOR USD 1 Month + 1.600%, 06/15/2038(B)(C)	1,065	1,010
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl D
7.007%, ICE LIBOR USD 1 Month + 1.900%, 04/15/2034(B)(C)	152	147
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl E
7.257%, ICE LIBOR USD 1 Month + 2.150%, 04/15/2034(B)(C)	610	590
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	71	34

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	$93	$46
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	48	19
COMM Mortgage Trust, Ser 2010-C1, Cl D
5.792%, 07/10/2046(B)(C)	590	562
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
7.538%, ICE LIBOR USD 1 Month + 2.400%, 04/25/2031(B)(C)	22	22
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
7.438%, ICE LIBOR USD 1 Month + 2.300%, 08/25/2031(B)(C)	5	5
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
7.288%, ICE LIBOR USD 1 Month + 2.150%, 09/25/2031(B)(C)	3	3
Connecticut Avenue Securities Trust, Ser 2020-R02, Cl 2M2
7.138%, ICE LIBOR USD 1 Month + 2.000%, 01/25/2040(B)(C)	115	115
Connecticut Avenue Securities Trust, Ser 2021-R03, Cl 1M2
6.623%, SOFR30A + 1.650%, 12/25/2041(B)(C)	304	295
Connecticut Avenue Securities Trust, Ser 2022-R01, Cl 1M2
6.873%, SOFR30A + 1.900%, 12/25/2041(B)(C)	1,008	981
Connecticut Avenue Securities Trust, Ser 2022-R02, Cl 2M1
6.173%, SOFR30A + 1.200%, 01/25/2042(B)(C)	520	517
Connecticut Avenue Securities Trust, Ser 2022-R03, Cl 1M2
8.473%, SOFR30A + 3.500%, 03/25/2042(B)(C)	744	759
Connecticut Avenue Securities Trust, Ser 2022-R04, Cl 1M2
8.073%, SOFR30A + 3.100%, 03/25/2042(B)(C)	185	186
Connecticut Avenue Securities Trust, Ser 2023-R02, Cl 1M1
7.273%, SOFR30A + 2.300%, 01/25/2043(B)(C)	444	446
Connecticut Avenue Securities Trust, Ser 2023-R04, Cl 1M1
7.273%, SOFR30A + 2.300%, 05/25/2043(B)(C)	972	972

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
5.518%, ICE LIBOR USD 1 Month + 0.380%, 12/25/2036(B)	$140	$49
FHLMC Multifamily Structured Credit Risk, Ser 2021-MN1, Cl M1
6.973%, SOFR30A + 2.000%, 01/25/2051(B)(C)	62	60
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl M2
6.623%, SOFR30A + 1.650%, 01/25/2034(B)(C)	195	193
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
6.473%, SOFR30A + 1.500%, 10/25/2041(B)(C)	976	948
FHLMC STACR REMIC Trust, Ser 2021-DNA7, Cl M2
6.773%, SOFR30A + 1.800%, 11/25/2041(B)(C)	953	913
FHLMC STACR REMIC Trust, Ser 2021-HQA4, Cl M2
7.323%, SOFR30A + 2.350%, 12/25/2041(B)(C)	635	593
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1B
6.823%, SOFR30A + 1.850%, 01/25/2042(B)(C)	533	515
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1A
5.973%, SOFR30A + 1.000%, 01/25/2042(B)(C)	392	385
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M1A
6.273%, SOFR30A + 1.300%, 02/25/2042(B)(C)	525	522
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
7.173%, SOFR30A + 2.200%, 05/25/2042(B)(C)	481	485
FHLMC STACR REMIC Trust, Ser 2022-DNA5, Cl M1A
7.923%, SOFR30A + 2.950%, 06/25/2042(B)(C)	592	602
FHLMC STACR REMIC Trust, Ser 2022-DNA6, Cl M1A
7.123%, SOFR30A + 2.150%, 09/25/2042(B)(C)	349	352
FHLMC STACR REMIC Trust, Ser 2022-DNA7, Cl M1A
7.473%, SOFR30A + 2.500%, 03/25/2052(B)(C)	932	939

SEI Institutional Investments Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2023-DNA1, Cl M1A
7.081%, SOFR30A + 2.100%, 03/25/2043(B)(C)	$557	$558
FHLMC STACR Trust, Ser 2019-DNA4, Cl M2
7.088%, ICE LIBOR USD 1 Month + 1.950%, 10/25/2049(B)(C)	31	31
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
10.838%, ICE LIBOR USD 1 Month + 5.700%, 04/25/2028(B)	65	69
FNMA Connecticut Avenue Securities, Ser 2021-R02, Cl 2M2
6.973%, SOFR30A + 2.000%, 11/25/2041(B)(C)	429	410
GS Mortgage Securities Trust, Ser 2011-GC5, Cl D
5.153%, 08/10/2044(B)(C)	12	4
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.055%, 01/10/2047(B)(C)	173	47
GS Mortgage Securities Trust, Ser 2021-1, Cl A1
1.433%, 08/17/2026	253	239
GS Mortgage Securities Trust, Ser 2021-1, Cl AS
2.638%, 08/17/2026	23	21
GS Mortgage Securities Trust, Ser 2021-1, Cl A2
2.435%, 08/17/2026	657	625
HFX, Ser 2017-1A, Cl A3
3.647%, 03/15/2035	800	759
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
5.638%, ICE LIBOR USD 1 Month + 0.500%, 03/25/2035(B)	23	19
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.796%, 09/15/2047(B)	14,159	85
JPMorgan Chase, Ser 2019-CL1, Cl M3
7.238%, ICE LIBOR USD 1 Month + 2.100%, 04/25/2047(B)(C)	96	92
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039(B)	84	31
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(C)	133	133
Natixis Commercial Mortgage Securities Trust, Ser 2019-MILE, Cl A
6.639%, TSFR1M + 1.579%, 07/15/2036(B)(C)	346	325

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
PMT Credit Risk Transfer Trust, Ser 2019-2R, Cl A
8.910%, ICE LIBOR USD 1 Month + 2.750%, 05/27/2023(B)(C)	$239	$235
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
8.860%, ICE LIBOR USD 1 Month + 3.700%, 11/27/2031(B)(C)	34	33
PMT Credit Risk Transfer Trust, Ser 2020-1R, Cl A
8.510%, ICE LIBOR USD 1 Month + 3.350%, 02/27/2023(B)(C)	111	107
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.387%, 11/15/2049(B)	620	535
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
10.638%, ICE LIBOR USD 1 Month + 5.500%, 11/25/2025(B)(C)	25	19
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
10.388%, ICE LIBOR USD 1 Month + 5.250%, 11/25/2025(B)(C)	103	76

		23,757
Total Mortgage-Backed Securities
(Cost $28,546) ($ Thousands)		26,577

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.0%
FFCB ^(B)
5.240%, U.S. SOFR + 0.170%, 01/23/2025	1,900	1,901
5.205%, U.S. SOFR + 0.135%, 11/06/2023	2,000	2,000
5.150%, U.S. SOFR + 0.080%, 05/24/2024	500	500
5.110%, U.S. SOFR + 0.040%, 05/15/2024	200	200
FHLB ^
5.110%, U.S. SOFR + 0.040%, 06/16/2023(B)	1,900	1,900
5.100%, U.S. SOFR + 0.030%, 11/09/2023(B)	1,000	1,000
FHLB DN ^
0.000%, 02/02/2024(F)	700	677
FHLMC ^
5.150%, 01/27/2026	1,100	1,088
4.200%, 08/28/2025	700	686
0.375%, 07/21/2025	700	642

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMA ^
5.060%, 02/07/2025	$600	$594
3.875%, 08/28/2024	700	687
0.625%, 04/22/2025	1,300	1,209
0.500%, 06/17/2025	1,500	1,385
0.250%, 07/10/2023	1,800	1,790
0.250%, 11/27/2023	100	97

Total U.S. Government Agency Obligations
(Cost $16,672) ($ Thousands)		16,356

SOVEREIGN DEBT — 0.2%

Colombia Government International Bond
3.125%, 04/15/2031	213	158
Dominican Republic International Bond
4.875%, 09/23/2032(C)	871	730
Magyar Export-Import Bank Zrt
6.125%, 12/04/2027(C)	831	825

Total Sovereign Debt
(Cost $1,911) ($ Thousands)		1,713

MUNICIPAL BONDS — 0.1%
New York — 0.1%
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	490	488
New York City, Ser D, GO
1.923%, 08/01/2031	530	431

		919

West Virginia — 0.0%
Tobacco Settlement Finance Authority, RB
3.000%, 06/01/2035	196	194

Total Municipal Bonds
(Cost $1,217) ($ Thousands)		1,113

	Number of Rights
RIGHTS — 0.0%
Abiomed Inc *‡‡	366	–
Total Rights
(Cost $—) ($ Thousands)		–

Total Investments in Securities — 116.7%
(Cost $868,231) ($ Thousands)		$935,981

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT— (13.9)%
Communication Services — (0.6)%
Cable One Inc	(79)	$(48)
Charter Communications Inc, Cl A *	(1,469)	(479)
Comcast Corp, Cl A	(58,921)	(2,319)
DISH Network Corp, Cl A *	(3,428)	(22)
Fox Corp	(5,924)	(181)
Interpublic Group of Cos Inc/The	(5,201)	(193)
John Wiley & Sons Inc, Cl A	(600)	(22)
Liberty Broadband Corp, Cl C *	(1,513)	(112)
Liberty Media Corp-Liberty SiriusXM, Cl A *	(900)	(25)
Liberty Media Corp-Liberty SiriusXM, Cl C *	(2,108)	(59)
New York Times Co/The, Cl A	(2,154)	(76)
News Corp	(2,000)	(37)
News Corp, Cl A	(5,208)	(95)
Nexstar Media Group Inc, Cl A	(560)	(85)
Omnicom Group Inc	(2,892)	(255)
Paramount Global, Cl B	(7,452)	(113)
Scholastic Corp	(600)	(26)
TEGNA Inc	(3,000)	(47)
Trade Desk Inc/The, Cl A *	(5,988)	(420)

		(4,614)

Consumer Discretionary — (9.1)%
Academy Sports & Outdoors Inc	(1,132)	(55)
Acushnet Holdings Corp	(1,695)	(76)
Adient PLC *	(5,898)	(199)
ADT Inc	(3,012)	(17)
Adtalem Global Education Inc *	(700)	(29)
Advance Auto Parts Inc	(696)	(51)
Airbnb Inc, Cl A *	(6,707)	(736)
Amazon.com Inc *	(58,793)	(7,089)
American Axle & Manufacturing Holdings Inc *	(6,101)	(41)
American Eagle Outfitters Inc	(1,300)	(13)
Aptiv PLC *	(16,512)	(1,454)
Aramark	(4,957)	(196)
Arko Corp	(3,000)	(22)
Asbury Automotive Group Inc *	(170)	(36)
AutoNation Inc *	(430)	(56)
AutoZone Inc *	(241)	(575)
Bath & Body Works Inc	(2,503)	(88)
Best Buy Co Inc	(2,428)	(176)
Bloomin' Brands Inc	(1,726)	(41)
Booking Holdings Inc *	(724)	(1,816)
Boot Barn Holdings Inc *	(517)	(35)
BorgWarner Inc	(13,925)	(617)
Boyd Gaming Corp	(1,445)	(92)
Bright Horizons Family Solutions Inc *	(1,084)	(93)
Brinker International Inc *	(700)	(26)
Brunswick Corp/DE	(3,094)	(234)
Burlington Stores Inc *	(750)	(113)
Caesars Entertainment Inc *	(3,927)	(161)

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Capri Holdings Ltd *	(4,686)	$(165)
CarMax Inc *	(1,868)	(135)
Carnival Corp, Cl A *	(17,957)	(202)
Carter's Inc	(1,510)	(94)
Cavco Industries Inc *	(401)	(100)
Century Communities Inc	(1,012)	(64)
Cheesecake Factory Inc/The	(935)	(29)
Chegg Inc *	(2,412)	(22)
Chipotle Mexican Grill Inc, Cl A *	(502)	(1,042)
Choice Hotels International Inc	(600)	(68)
Churchill Downs Inc	(1,250)	(170)
Columbia Sportswear Co	(1,702)	(126)
Coursera Inc *	(1,500)	(19)
Cracker Barrel Old Country Store Inc	(460)	(45)
Crocs Inc *	(2,196)	(247)
Dana Inc	(6,981)	(90)
Darden Restaurants Inc	(2,544)	(403)
Dave & Buster's Entertainment Inc *	(961)	(31)
Deckers Outdoor Corp *	(1,044)	(496)
Dick's Sporting Goods Inc	(517)	(66)
Domino's Pizza Inc	(715)	(207)
DoorDash Inc, Cl A *	(4,359)	(285)
Dorman Products Inc *	(1,567)	(129)
DR Horton Inc	(11,669)	(1,247)
DraftKings Inc, Cl A *	(7,045)	(164)
Duolingo Inc, Cl A *	(400)	(60)
eBay Inc	(6,430)	(274)
Etsy Inc *	(1,532)	(124)
Everi Holdings Inc *	(1,676)	(23)
Expedia Group Inc *	(2,813)	(269)
Fisker Inc *	(3,859)	(24)
Five Below Inc *	(619)	(107)
Floor & Decor Holdings Inc, Cl A *	(1,304)	(119)
Foot Locker Inc	(1,085)	(27)
Ford Motor Co	(238,287)	(2,859)
Fox Factory Holding Corp *	(2,520)	(224)
Frontdoor Inc *	(1,199)	(37)
GameStop Corp, Cl A *	(1,477)	(36)
Gap Inc/The	(1,948)	(16)
Garmin Ltd	(6,228)	(642)
General Motors Co	(85,735)	(2,779)
Gentex Corp	(14,044)	(369)
Gentherm Inc *	(1,941)	(107)
Genuine Parts Co	(1,624)	(242)
Goodyear Tire & Rubber Co/The *	(17,369)	(239)
GoPro Inc, Cl A *	(5,015)	(21)
Graham Holdings Co, Cl B	(100)	(56)
Grand Canyon Education Inc *	(493)	(52)
Group 1 Automotive Inc	(257)	(57)
H&R Block Inc	(2,996)	(89)
Hanesbrands Inc	(11,522)	(47)
Harley-Davidson Inc	(8,078)	(251)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Hasbro Inc	(5,551)	$(329)
Helen of Troy Ltd *	(757)	(73)
Hilton Grand Vacations Inc *	(1,569)	(67)
Hilton Worldwide Holdings Inc	(5,145)	(700)
Home Depot Inc/The	(12,612)	(3,575)
Hyatt Hotels Corp, Cl A	(809)	(87)
Installed Building Products Inc	(1,011)	(106)
International Game Technology PLC	(1,529)	(38)
iRobot Corp *	(784)	(28)
Jack in the Box Inc	(505)	(44)
KB Home	(3,249)	(141)
Kohl's Corp	(1,169)	(21)
Kontoor Brands Inc	(2,199)	(86)
Las Vegas Sands Corp *	(6,298)	(347)
Laureate Education Inc, Cl A	(2,300)	(28)
La-Z-Boy Inc, Cl Z	(1,613)	(43)
LCI Industries	(1,495)	(162)
Lear Corp	(3,827)	(469)
Leggett & Platt Inc	(5,670)	(173)
Lennar Corp, Cl A	(9,465)	(1,014)
Lennar Corp, Cl B	(496)	(47)
Leslie's Inc *	(2,300)	(22)
LGI Homes Inc *	(645)	(73)
Light & Wonder Inc, Cl A *	(1,714)	(100)
Lithia Motors Inc, Cl A	(344)	(80)
LKQ Corp	(3,667)	(193)
Lowe's Cos Inc	(7,515)	(1,512)
Lucid Group Inc *	(28,070)	(218)
Lululemon Athletica Inc *	(4,124)	(1,369)
Luminar Technologies Inc, Cl A *	(16,444)	(112)
M/I Homes Inc *	(1,217)	(86)
Macy's Inc	(3,672)	(50)
Malibu Boats Inc, Cl A *	(733)	(38)
Marriott International Inc/MD, Cl A	(5,134)	(861)
Marriott Vacations Worldwide Corp	(725)	(89)
Mattel Inc *	(13,936)	(243)
McDonald's Corp	(14,043)	(4,004)
MDC Holdings Inc	(2,089)	(84)
Meritage Homes Corp	(1,371)	(158)
MGM Resorts International	(5,632)	(221)
Modine Manufacturing Co *	(3,459)	(94)
Mohawk Industries Inc *	(2,171)	(200)
Movado Group Inc	(750)	(19)
Murphy USA Inc	(251)	(69)
National Vision Holdings Inc *	(1,200)	(30)
Newell Brands Inc	(13,890)	(115)
NIKE Inc, Cl B	(43,814)	(4,612)
Nordstrom Inc	(1,160)	(18)
Norwegian Cruise Line Holdings Ltd *	(7,490)	(111)
NVR Inc *	(114)	(633)
Ollie's Bargain Outlet Holdings Inc *	(900)	(50)
O'Reilly Automotive Inc *	(818)	(739)

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Oxford Industries Inc	(631)	$(63)
Papa John's International Inc	(490)	(34)
Patrick Industries Inc	(1,692)	(111)
Peloton Interactive Inc, Cl A *	(11,516)	(84)
Penn Entertainment Inc *	(2,819)	(71)
Penske Automotive Group Inc	(400)	(55)
Planet Fitness Inc, Cl A *	(1,423)	(91)
Polaris Inc	(2,116)	(228)
Pool Corp	(456)	(144)
PulteGroup Inc	(8,381)	(554)
PVH Corp	(2,405)	(207)
QuantumScape Corp, Cl A *	(12,877)	(84)
Ralph Lauren Corp, Cl A	(1,687)	(179)
Red Rock Resorts Inc, Cl A	(946)	(43)
RH *	(251)	(62)
Rivian Automotive Inc, Cl A *	(30,682)	(452)
Ross Stores Inc	(4,107)	(426)
Royal Caribbean Cruises Ltd *	(3,656)	(296)
Sabre Corp *	(6,200)	(19)
SeaWorld Entertainment Inc *	(697)	(39)
Service Corp International/US	(2,969)	(189)
Shake Shack Inc, Cl A *	(1,000)	(66)
Signet Jewelers Ltd	(502)	(32)
Six Flags Entertainment Corp *	(745)	(19)
Skechers USA Inc, Cl A *	(4,685)	(241)
Skyline Champion Corp *	(1,899)	(110)
Solid Power Inc *	(9,662)	(21)
Sonos Inc *	(4,485)	(65)
Standard Motor Products Inc	(1,055)	(37)
Starbucks Corp	(21,260)	(2,076)
Steven Madden Ltd	(3,124)	(98)
Stoneridge Inc *	(2,259)	(37)
Strategic Education Inc	(500)	(39)
Stride Inc *	(700)	(28)
Sturm Ruger & Co Inc	(700)	(36)
Sweetgreen Inc, Cl A *	(2,445)	(23)
Tapestry Inc	(9,251)	(370)
Taylor Morrison Home Corp, Cl A *	(3,913)	(166)
Tempur Sealy International Inc	(6,002)	(214)
Tesla Inc *	(37,812)	(7,711)
Texas Roadhouse Inc, Cl A	(1,577)	(170)
Thor Industries Inc	(3,310)	(259)
TJX Cos Inc/The	(14,675)	(1,127)
Toll Brothers Inc	(3,889)	(263)
TopBuild Corp *	(1,179)	(238)
Topgolf Callaway Brands Corp *	(4,859)	(83)
Tractor Supply Co	(1,535)	(322)
Travel + Leisure Co	(2,132)	(78)
Tri Pointe Homes Inc *	(4,366)	(128)
Ulta Beauty Inc *	(587)	(241)
Under Armour Inc, Cl A *	(6,798)	(49)
Under Armour Inc, Cl C *	(6,697)	(44)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Urban Outfitters Inc *	(900)	$(28)
Vail Resorts Inc	(878)	(214)
Valvoline Inc	(1,300)	(50)
VF Corp	(12,844)	(221)
Victoria's Secret & Co *	(700)	(14)
Vista Outdoor Inc *	(1,886)	(50)
Visteon Corp *	(1,790)	(239)
Vizio Holding Corp, Cl A *	(4,369)	(29)
Wayfair Inc, Cl A *	(1,300)	(52)
Wendy's Co/The	(3,301)	(73)
Whirlpool Corp	(2,072)	(268)
Williams-Sonoma Inc	(876)	(99)
Wingstop Inc	(535)	(107)
Winnebago Industries Inc	(1,841)	(102)
Wolverine World Wide Inc	(2,202)	(29)
Wyndham Hotels & Resorts Inc	(1,472)	(100)
Wynn Resorts Ltd	(1,830)	(181)
XPEL Inc *	(1,159)	(80)
YETI Holdings Inc *	(3,490)	(128)
Yum! Brands Inc	(5,452)	(702)

		(73,302)

Information Technology — (2.8)%
Advanced Micro Devices Inc *	(7,627)	(902)
Amphenol Corp, Cl A	(2,559)	(193)
Analog Devices Inc	(2,362)	(420)
Apple Inc	(36,640)	(6,494)
Applied Materials Inc	(4,461)	(595)
Arista Networks Inc *	(1,307)	(217)
Arrow Electronics Inc *	(529)	(67)
Avnet Inc	(1,219)	(53)
Broadcom Inc	(1,864)	(1,506)
CDW Corp/DE	(732)	(126)
Ciena Corp *	(861)	(40)
Cirrus Logic Inc *	(400)	(31)
Cisco Systems Inc	(22,181)	(1,102)
Cognex Corp	(861)	(47)
Coherent Corp *	(688)	(25)
Corning Inc	(3,640)	(112)
Dell Technologies Inc, Cl C	(1,200)	(54)
Diodes Inc *	(301)	(27)
Enphase Energy Inc *	(647)	(113)
Entegris Inc	(665)	(70)
F5 Inc *	(300)	(44)
First Solar Inc *	(549)	(111)
GLOBALFOUNDRIES Inc *	(458)	(27)
Hewlett Packard Enterprise Co	(5,611)	(81)
HP Inc	(5,220)	(152)
Intel Corp	(20,100)	(632)
Jabil Inc	(684)	(61)
Juniper Networks Inc	(2,037)	(62)
Keysight Technologies Inc *	(1,029)	(166)

SEI Institutional Investments Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
KLA Corp	(708)	$(314)
Lam Research Corp	(659)	(406)
Lattice Semiconductor Corp *	(475)	(39)
Littelfuse Inc	(200)	(51)
Lumentum Holdings Inc *	(423)	(22)
Marvell Technology Inc	(3,789)	(222)
Microchip Technology Inc	(2,705)	(204)
Micron Technology Inc	(5,447)	(371)
MKS Instruments Inc	(359)	(35)
Monolithic Power Systems Inc	(199)	(97)
Motorola Solutions Inc	(877)	(247)
National Instruments Corp	(600)	(35)
NetApp Inc	(813)	(54)
Novanta Inc *	(200)	(33)
NVIDIA Corp	(11,346)	(4,293)
ON Semiconductor Corp *	(2,081)	(174)
Onto Innovation Inc *	(287)	(31)
Pure Storage Inc, Cl A *	(1,024)	(29)
Qorvo Inc *	(378)	(37)
QUALCOMM Inc	(5,424)	(615)
Rambus Inc *	(688)	(44)
Silicon Laboratories Inc *	(200)	(28)
Skyworks Solutions Inc	(875)	(91)
Teledyne Technologies Inc *	(309)	(120)
Teradyne Inc	(715)	(72)
Texas Instruments Inc	(4,474)	(778)
Trimble Inc *	(1,674)	(78)
Universal Display Corp	(444)	(65)
Western Digital Corp *	(1,314)	(51)
Wolfspeed Inc *	(521)	(25)
Zebra Technologies Corp, Cl A *	(227)	(60)

		(22,251)

Materials — (1.4)%
Air Products and Chemicals Inc	(2,348)	(632)
Albemarle Corp	(1,193)	(231)
Alcoa Corp	(1,572)	(50)
Alpha Metallurgical Resources Inc	(363)	(49)
Amcor PLC	(14,359)	(138)
AptarGroup Inc	(899)	(101)
Arconic Corp *	(1,512)	(44)
Ashland Inc	(500)	(42)
ATI Inc *	(1,323)	(46)
Avery Dennison Corp	(877)	(141)
Avient Corp	(1,116)	(41)
Axalta Coating Systems Ltd *	(2,069)	(60)
Balchem Corp	(300)	(37)
Ball Corp	(3,410)	(174)
Berry Global Group Inc	(1,817)	(104)
Cabot Corp	(600)	(41)
Carpenter Technology Corp	(500)	(23)
Celanese Corp, Cl A	(1,140)	(119)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
CF Industries Holdings Inc	(2,047)	$(126)
Chemours Co/The	(1,921)	(51)
Cleveland-Cliffs Inc *	(5,312)	(74)
Commercial Metals Co	(1,192)	(51)
Constellium SE, Cl A *	(2,566)	(38)
Corteva Inc	(8,371)	(448)
Crown Holdings Inc	(1,007)	(77)
Dow Inc	(7,556)	(369)
DuPont de Nemours Inc	(5,530)	(372)
Eagle Materials Inc	(444)	(72)
Eastman Chemical Co	(1,252)	(97)
Ecolab Inc	(2,612)	(431)
Element Solutions Inc	(3,583)	(64)
FMC Corp	(1,220)	(127)
Freeport-McMoRan Inc, Cl B	(15,468)	(531)
Graphic Packaging Holding Co	(2,797)	(67)
HB Fuller Co	(775)	(49)
Hecla Mining Co	(8,936)	(48)
Huntsman Corp	(1,905)	(45)
Ingevity Corp *	(625)	(29)
International Flavors & Fragrances Inc	(2,620)	(202)
International Paper Co	(4,346)	(128)
Linde PLC	(5,370)	(1,899)
Livent Corp *	(1,834)	(42)
Louisiana-Pacific Corp	(624)	(36)
LyondellBasell Industries NV, Cl A	(2,990)	(256)
Martin Marietta Materials Inc	(743)	(296)
Materion Corp	(200)	(20)
Mosaic Co/The	(3,928)	(126)
MP Materials Corp *	(800)	(17)
Newmont Corp	(8,673)	(352)
Nucor Corp	(2,828)	(373)
O-I Glass Inc, Cl I *	(2,860)	(59)
Olin Corp	(963)	(46)
Packaging Corp of America	(969)	(120)
PPG Industries Inc	(2,654)	(348)
Quaker Chemical Corp	(257)	(49)
Reliance Steel & Aluminum Co	(651)	(153)
Royal Gold Inc	(750)	(93)
RPM International Inc	(1,324)	(106)
Scotts Miracle-Gro Co/The, Cl A	(400)	(25)
Sealed Air Corp	(1,346)	(51)
Sensient Technologies Corp	(600)	(43)
Sherwin-Williams Co/The	(2,522)	(574)
Silgan Holdings Inc	(1,100)	(49)
Sonoco Products Co	(1,000)	(60)
Southern Copper Corp	(1,049)	(70)
SSR Mining Inc	(1,700)	(25)
Steel Dynamics Inc	(1,818)	(167)
Stepan Co	(437)	(40)
Summit Materials Inc, Cl A *	(1,325)	(42)
Tronox Holdings PLC	(2,104)	(22)

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
United States Steel Corp	(2,523)	$(53)
Vulcan Materials Co	(1,371)	(268)
Westlake Corp	(530)	(55)
Westrock Co	(3,125)	(88)

		(11,592)

Total Common Stock Sold Short
(Proceeds $122,649) ($ Thousands)		(111,759)

Total Investments Sold Short — (13.9)%
(Proceeds $122,649) ($ Thousands)		$(111,759)

A list of the open futures contracts held by the Fund at May 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Brent Crude^	14	Nov-2023	$1,145	$1,007	$(138)
Brent Crude^	94	Sep-2023	7,201	6,814	(387)
Brent Crude^	14	Mar-2024	1,032	991	(41)
Brent Crude^	29	Jan-2024	2,315	2,069	(246)
Coffee C^	7	Mar-2024	476	455	(21)
Coffee C^	15	Dec-2023	1,010	977	(33)
Coffee C^	17	Sep-2023	1,171	1,121	(50)
Coffee C^	7	Sep-2023	405	462	57
Coffee C^	19	Jul-2023	1,423	1,273	(150)
Copper^	8	Sep-2023	832	731	(101)
Copper^	16	Dec-2023	1,616	1,469	(147)
Copper^	8	Mar-2024	779	737	(42)
Copper^	17	Jul-2023	1,629	1,546	(83)
Corn^	140	Sep-2023	3,581	3,614	33
Corn^	57	Dec-2023	1,586	1,487	(99)
Corn^	29	Sep-2023	872	749	(123)
Corn^	138	Jul-2023	4,248	4,099	(149)
Corn^	28	Mar-2024	745	744	(1)
Cotton No. 2^	68	Jul-2023	2,945	2,838	(107)
Cotton No. 2^	6	Mar-2024	244	239	(5)
Cotton No. 2^	6	Jul-2023	248	250	2
Cotton No. 2^	17	Dec-2023	705	675	(30)
Feeder Cattle^	3	Aug-2023	357	359	2
Gasoline^	9	Jan-2024	819	755	(64)
Gasoline^	50	Jul-2023	5,284	5,132	(152)
Gasoline^	8	Jul-2023	817	821	4
Gasoline^	4	Sep-2023	407	388	(19)
Gasoline^	4	Nov-2023	379	345	(34)
Gold^	12	Aug-2023	2,264	2,379	115
Gold^	11	Feb-2024	2,317	2,243	(74)
Gold^	54	Aug-2023	10,976	10,703	(273)
Gold^	35	Dec-2023	6,849	7,071	222
KC HRW Wheat^	7	Sep-2023	286	275	(11)
KC HRW Wheat^	6	Mar-2024	246	233	(13)
KC HRW Wheat^	11	Jul-2023	466	435	(31)

SEI Institutional Investments Trust

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
KC HRW Wheat^	13	Dec-2023	$535	$508	$(27)
Lean Hogs^	9	Oct-2023	323	271	(52)
Lean Hogs^	53	Jul-2023	1,802	1,766	(36)
Lean Hogs^	9	Feb-2024	286	279	(7)
Lean Hogs^	74	Aug-2023	2,401	2,423	22
Lean Hogs^	19	Dec-2023	608	551	(57)
Live Cattle^	7	Feb-2024	485	502	17
Live Cattle^	6	Aug-2023	380	402	22
Live Cattle^	8	Oct-2023	522	550	28
Live Cattle^	15	Dec-2023	1,019	1,053	34
LME Lead^	3	Nov-2023	157	151	(6)
LME Lead^	56	Sep-2023	2,938	2,819	(119)
LME Lead^	20	Jul-2023	1,049	1,007	(42)
LME Lead^	5	Jan-2024	269	253	(16)
LME Nickel^	1	Jul-2023	164	123	(41)
LME Nickel^	5	Jan-2024	720	629	(91)
LME Nickel^	2	Nov-2023	283	249	(34)
LME Nickel^	2	Sep-2023	296	248	(48)
LME Primary Aluminum^	42	Sep-2023	2,354	2,367	13
LME Primary Aluminum^	10	Nov-2023	599	569	(30)
LME Primary Aluminum^	11	Sep-2023	690	620	(70)
LME Primary Aluminum^	5	Jul-2023	304	281	(23)
LME Primary Aluminum^	21	Jan-2024	1,250	1,206	(44)
LME Primary Aluminum^	109	Jun-2023	6,911	6,111	(800)
LME Zinc^	6	Nov-2023	437	338	(99)
LME Zinc^	6	Sep-2023	476	338	(138)
LME Zinc^	9	Jul-2023	620	505	(115)
LME Zinc^	11	Jan-2024	745	621	(124)
Low Sulphur Gasoil^	5	Nov-2023	378	330	(48)
Low Sulphur Gasoil^	10	Jan-2024	713	656	(57)
Low Sulphur Gasoil^	7	Jul-2023	519	460	(59)
Low Sulphur Gasoil^	5	Sep-2023	397	330	(67)
Natural Gas^	45	Jan-2024	1,694	1,648	(46)
Natural Gas^	112	Jul-2023	3,220	2,538	(682)
Natural Gas^	87	Sep-2023	2,391	2,051	(340)
Natural Gas^	28	Nov-2023	935	819	(116)
NY Harbor ULSD^	8	Jul-2023	824	756	(68)
NY Harbor ULSD^	6	Sep-2023	622	570	(52)
NY Harbor ULSD^	3	Nov-2023	320	286	(34)
NY Harbor ULSD^	5	Jan-2024	527	477	(50)
NYMEX Cocoa^	3	Sep-2023	91	91	–
Palladium^	8	Sep-2023	1,169	1,087	(82)
Platinum^	53	Jul-2023	2,714	2,647	(67)
Silver^	6	Jul-2023	665	708	43
Silver^	8	Jul-2023	1,032	943	(89)
Silver^	39	Sep-2023	4,777	4,642	(135)
Silver^	6	Mar-2024	787	733	(54)
Silver^	11	Dec-2023	1,313	1,327	14
Soybean^	26	Jan-2024	1,671	1,504	(167)
Soybean^	77	Jul-2023	5,578	5,004	(574)
Soybean^	80	Nov-2023	5,303	4,586	(717)
Soybean Meal^	130	Jul-2023	5,619	5,114	(505)
Soybean Meal^	54	Dec-2023	2,185	1,971	(214)
Soybean Meal^	24	Jan-2024	963	871	(92)
Soybean Oil^	23	Jan-2024	712	637	(75)
Soybean Oil^	18	Jul-2023	639	499	(140)
Soybean Oil^	26	Dec-2023	918	720	(198)
Soybean Oil^	19	Jul-2023	526	527	1

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Sugar No. 11^	24	Jul-2023	$534	$674	$140
Sugar No. 11^	18	Oct-2023	405	499	94
Sugar No. 11^	55	Mar-2024	1,422	1,508	86
Sugar No. 11^	195	Oct-2023	5,555	5,403	(152)
U.S. 5-Year Treasury Notes	285	Sep-2023	31,092	31,087	(5)
Wheat^	22	Dec-2023	781	689	(92)
Wheat^	11	Sep-2023	419	334	(85)
Wheat^	8	Jul-2023	244	238	(6)
Wheat^	11	Mar-2024	374	353	(21)
WTI Crude Oil^	51	Jul-2023	3,878	3,473	(405)
WTI Crude Oil^	16	Nov-2023	1,196	1,082	(114)
WTI Crude Oil^	33	Jan-2024	2,431	2,212	(219)
WTI Crude Oil^	38	Sep-2023	2,877	2,589	(288)
			196,708	186,899	(9,809)
Short Contracts
Feeder Cattle^	(2)	Aug-2023	$(234)	$(239)	$(5)
Japanese 10-Year Bond	(12)	Jun-2023	(12,756)	(12,763)	(287)
KC HRW Wheat^	(8)	Sep-2023	(313)	(314)	(1)
Live Cattle^	(3)	Aug-2023	(198)	(201)	(3)
LME Nickel^	(7)	Sep-2023	(887)	(867)	20
LME Primary Aluminum^	(103)	Jun-2024	(6,810)	(6,046)	764
Low Sulphur Gasoil^	(18)	Jul-2023	(1,364)	(1,182)	182
MSCI EAFE Index	(121)	Jun-2023	(11,790)	(12,423)	(633)
NYMEX Cocoa^	(22)	Jul-2023	(658)	(662)	(4)
S&P 500 Index E-MINI	(122)	Jun-2023	(24,214)	(25,562)	(1,348)
U.S. 2-Year Treasury Notes	(66)	Sep-2023	(13,612)	(13,585)	27
U.S. Ultra Long Treasury Bond	(10)	Sep-2023	(1,336)	(1,369)	(33)
Ultra 10-Year U.S. Treasury Notes	(21)	Sep-2023	(2,530)	(2,530)	–
Wheat^	(49)	Jul-2023	(1,458)	(1,456)	2
			(78,160)	(79,199)	(1,319)
			$118,548	$107,700	$(11,128)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	07/31/23	EUR	2,227	USD	2,452	$70

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2023, is as follows:

Credit Default Swaps - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.40	1.00%	Quarterly	06/20/2028	$36,970	$(586)	$(245)	$(341)
CMBX.BBB.577807	3.00%	Monthly	05/11/2063	763	142	197	(55)
					$(444)	$(48)	$(396)

SEI Institutional Investments Trust

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.8315%	SOFR	Annually	04/21/2025	USD	2,040	$93	$111	$(18)
1.9795%	SOFR	Annually	06/09/2025	USD	1,240	55	68	(13)
1.9550%	SOFR	Annually	08/04/2025	USD	1,833	85	105	(20)
1.1650%	SOFR	Annually	10/04/2026	USD	7,010	572	687	(115)
1.4550%	SOFR	Annually	11/08/2026	USD	1,040	59	93	(34)
1.4725%	SOFR	Annually	11/09/2026	USD	1,230	69	110	(41)
2.2275%	SOFR	Annually	04/04/2027	USD	3,640	188	257	(69)
0.0275%	SOFR	Annually	06/05/2027	USD	15,050	2,014	2,287	(273)
1.9950%	SOFR	Annually	07/12/2027	USD	720	45	59	(14)
1.7600%	SOFR	Annually	06/04/2029	USD	5,145	469	590	(121)
1.2925%	SOFR	Annually	09/27/2029	USD	2,440	295	351	(56)
1.3945%	SOFR	Annually	05/21/2031	USD	17,160	2,373	2,761	(388)
2.4095%	SOFR	Annually	11/10/2035	USD	1,300	127	174	(47)
						$6,444	$7,653	$(1,209)

A list of the open OTC swap agreements held by the Fund at May 31, 2023, is as follows:

Credit Default Swaps - Sell Protection
Counterparty	Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	$93	$(19)	$(6)	$(13)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	124	(26)	(7)	(19)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	323	(66)	(21)	(45)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	17	(3)	(1)	(2)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	98	(20)	(11)	(9)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	17	(3)	(2)	(1)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	2	(1)	—	(1)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	9	(2)	(1)	(1)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	16	(3)	(1)	(2)
Credit Suisse	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	139	(29)	(19)	(10)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	16	(3)	(2)	(1)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	57	(12)	(6)	(6)
Deutsche Bank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	57	(12)	(6)	(6)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	95	(20)	(8)	(12)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	8	(2)	(1)	(1)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	16	(3)	(1)	(2)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Quarterly	05/11/2063	31	(7)	(3)	(4)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	165	(34)	(21)	(13)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	109	(23)	(11)	(12)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	9	(2)	(1)	(1)
Citibank	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	12	(3)	(2)	(1)
Goldman Sachs	CMBX.NA.BBB.6 Index	3.00%	Monthly	05/11/2063	16	(3)	(1)	(2)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	37	(8)	(4)	(4)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Quarterly	05/11/2063	17	(3)	(2)	(1)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Quarterly	05/11/2063	26	(5)	(3)	(2)
Credit Suisse	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	2	(1)	—	(1)
Credit Suisse	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	62	(13)	(7)	(6)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	18	(4)	(2)	(2)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	4	(1)	—	(1)
Goldman Sachs	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	11	(2)	(1)	(1)

SEI Institutional Investments Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2023

Multi-Asset Real Return Fund (Concluded)

Counterparty	Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Quarterly	05/11/2063	$19	$(4)	$(2)	$(2)
Citibank	CMBX.NA.BBB-.6 Index	3.00%	Monthly	05/11/2063	11	(2)	(1)	(1)
						$(339)	$(154)	$(185)

As of May 31, 2023, the Reverse Repurchase Agreements held by the Fund are listed below:

Principal Amount ($ Thousands)	Counterparty	Rate	Maturity	Value ($ Thousands)
$(114,000)	HSBC	5.23%	Open Ended	$(114,000)
(18,677)	HSBC	5.23%	Open Ended	(18,677)
(19,621)	HSBC	5.23%	Open Ended	(19,621)
				$(152,298)

Percentages are based on Net Assets of $801,743 ($ Thousands).
^	Security, or a portion thereof, is held by the MARR Commodity Strategy Subsidiary, Ltd. as of May 31, 2023.
*	Non-income producing security.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2023, the value of these securities amounted to $77,461 ($ Thousands), representing 9.7% of the Net Assets of the Fund.

(D)	Security is in default on interest payment.
(E)	Perpetual security with no stated maturity date.
(F)	Zero coupon security.
(G)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements. The total market value of such securities as of May 31, 2023 was $123,233 ($ Thousands).
(H)	Security, or portion thereof, has been pledged as collateral on securities sold short. The total market value of such securities as of May 31, 2023 was $49,509 ($ Thousands).
(I)	Security, or portion thereof, has been pledged as collateral on OTC swap contracts. The total market value of such securities as of May 31, 2023 was $196 ($ Thousands).
(J)	Security, or portion thereof, has been pledged as collateral on Futures contracts. The total market value of such securities as of May 31, 2023 was $7,029 ($ Thousands).
(K)	Security, or portion thereof, has been pledged as collateral on centrally cleared swap contracts. The total market value of such securities as of May 31, 2023 was $1,310 ($ Thousands).

The following is a summary of the level of inputs used as of May 31, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)		Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–		562,710	–	562,710
Common Stock	237,037		–	–	237,037
Corporate Obligations	–		58,094	–	58,094
Asset-Backed Securities	–		32,381	–	32,381
Mortgage-Backed Securities	–		26,577	–	26,577
U.S. Government Agency Obligations	–		16,356	–	16,356
Sovereign Debt	–		1,713	–	1,713
Municipal Bonds	–		1,113	–	1,113
Rights	–	(1)	–	–	–	(1)
Total Investments in Securities	237,037		698,944	–	935,981

Securities Sold Short
Common Stock	(111,759)	–	–	(111,759)
Total Securities Sold Short	(111,759)	–	–	(111,759)

SEI Institutional Investments Trust

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,944	–	–	1,944
Unrealized Depreciation	(13,072)	–	–	(13,072)
Forward Contracts*
Unrealized Appreciation	–	70	–	70
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(396)	–	(396)
Interest Rate Swaps*
Unrealized Depreciation	–	(1,209)	–	(1,209)
OTC Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(185)	–	(185)
Reverse Repurchase Agreements	–	(152,298)	–	(152,298)
Total Other Financial Instruments	(11,128)	(154,018)	–	(165,146)

(1) This category includes a security with a value of zero.

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Glossary (abbreviations which may be used in the preceding Schedules of Investments):

Currency Abbreviations
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
CHF — Swiss Franc
CNY — Chinese Yuan Onshore
COP — Colombian Peso
CZK — Czech Koruna
DKK — Danish Krone
DOP — Dominican Peso
EGP — Egyptian Pound
EUR — Euro
GBP — British Pound
GHS — Ghanaian Cedi
HKD — Hong Kong Dollar
HUF — Hungarian Forint
IDR — Indonesian Rupiah
ILS — Israeli New Sheckels
INR — Indian Rupee
JPY — Japanese Yen
KRW — Korean Won
KZT — Kazakhstani Tenge
MXN — Mexican Peso
MYR — Malaysian Ringgit
NGN — Nigerian Naira
NOK — Norwegian Krone
NZD — New Zealand Dollar
PEN — Peruvian Nuevo Sol
PHP— Philippine Peso
PLN — Polish Zloty
RON — Romanian Leu
RSD — Serbian Dinar
RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
THB — Thai Baht
TRY — Turkish Lira
TWD — Taiwan Dollar
UAH — Ukrainian Hryvnia
UGX — Ugandan Shilling
USD — U.S. Dollar
UYU — Uruguayan Peso
ZAR — South African Rand
ZMW — Zambian Zwacha

Portfolio Abbreviations
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
BPS — Basis Points
BUBOR — Budapest Interbank Offered Rate
CETIP — Central of Custody and Financial Settlement of Securities
Cl — Class
CLICP — Chile Indice de Camara Promedio Interbank Overnight Index
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
DAC — Designated Activity Company
ETF — Exchange-Traded Fund
EURIBOR — Euro London Interbank Offered Rate
FBIL — Financial Benchmarks India Pvt. Ltd.
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GDR — Global Depositary Receipt
GNMA — Government National Mortgage Association
IBR — Reference Bank Indicator
IO — Interest Only — face amount represents notional amount
JIBAR — Johannesburg Interbank Average Rate
JSC — Joint-Stock Company
LIBOR— London Interbank Offered Rate
LLLP — Limited Liability Limited Partnership
LP — Limited Partnership
MEXIBOR — Mexican Interbank Offered Rate
MIBOR — Mumbai Interbank Overnight Rate
MTN — Medium Term Note
MXN - TIIE — Mexican Interbank TIIE 28-Day
NVDR — Non-Voting Depository Receipt
OIS — Overnight Index Swap
OTC — Over The Counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PO — Principal Only
PRIBOR — Prague Interbank Offered Rate
QPSC — Qatari Joint-Stock Company
RB — Revenue Bond
REIT — Real Estate Investment Trust
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
SOFRINDX — Custom SOFR Index
TBA — To Be Announced
TELBOR — Tel Aviv Interbank Offered Rate
THOR — Thai Overnight Repurchase Rate
TSFR1M — Term Secured Overnight Financing Rate 1 Month
TSFR3M — Term Secured Overnight Financing Rate 3 Month
UMBS — Uniform Mortgage-Backed Securities
WIBOR— Warsaw Interbank Offered Rate

SEI Institutional Investments Trust

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2023

	Large Cap Fund		Large Cap Disciplined Equity Fund
Assets:
Investments, at value †	$688,257	*	$1,150,547
Affiliated investments, at value ††	17,855		51,401
Cash and cash equivalents	–		66,000
Cash pledged as collateral on futures contracts	480		1,467
Receivable for fund shares sold	74		6
Receivable for investment securities sold	17,039		42,818
Dividends and interest receivable	1,439		1,996
Foreign tax reclaim receivable	69		1
Swap contracts, at value ††††	–		3,112
Prepaid expenses	7		12
Total Assets	725,220		1,317,360
Liabilities:
Payable upon return on securities loaned	285		–
Payable for investment securities purchased	19,842		37,762
Payable for fund shares redeemed	429		3,194
Payable for variation margin on futures contracts	58		161
Payable to custodian	–		–
Investment advisory fees payable	96		164
Trustees fees payable	4		7
CCO fees payable	2		4
Accrued expense payable	27		40
Total Liabilities	20,743		41,332
Net Assets	$704,477		$1,276,028
† Cost of investments	$523,240		$951,675
†† Cost of affiliated investments	17,855		51,401
†††† Cost (Premiums received)	–		–
* Includes market value of securities on loan	259		–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$525,774		$1,110,915
Total distributable earnings (loss)	178,703		165,113
Net Assets	$704,477		$1,276,028
Net Asset Value, Offering and Redemption Price Per Share — Class A	$13.18		$9.18
	($704,477,164 ÷ 53,447,761 shares	)	($1,276,027,585 ÷ 139,051,501 shares	)

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Large Cap Index Fund		S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund		U.S. Equity Factor Allocation Fund

$1,652,713	*	$4,354,797	*	$1,188,821	*	$207,150	*	$240,525	*	$742,659	*	$1,010,897
8,367		26,104		41,561		8,132		13,114		45,914		8,262
–		–		3		–		–		–		2,173
363		2,139		417		–		–		–		459
–		787		654		–		25		2,061		22
–		18,713		–		1,422		3,474		2,450		–
2,528		7,064		1,058		237		311		1,018		1,720
1		15		–		–		–		–		9
–		–		–		–		–		–		–
15		42		12		2		3		8		8
1,663,987		4,409,661		1,232,526		216,943		257,452		794,110		1,023,550

3,517		708		35,454		3,430		5,331		18,026		–
–		–		–		1,918		2,917		3,626		–
891		14,136		1,773		49		79		1,147		2,587
49		234		82		–		–		–		50
2		–		–		–		–		–		–
14		38		30		76		87		261		–
10		26		7		1		1		5		6
5		12		3		1		1		2		3
128		677		101		8		10		29		37
4,616		15,831		37,450		5,483		8,426		23,096		2,683
$1,659,371		$4,393,830		$1,195,076		$211,460		$249,026		$771,014		$1,020,867
$429,501		$1,893,055		$960,097		$198,204		$212,775		$675,718		$879,093
8,181		26,112		41,062		8,131		13,112		45,920		8,262
–		–		–		–		–		–		–
3,380		659		33,901		3,205		5,007		17,233		–

$391,380		$1,823,560		$1,023,017		$220,817		$228,762		$738,741		$901,232
1,267,991		2,570,270		172,059		(9,357)		20,264		32,273		119,635
$1,659,371		$4,393,830		$1,195,076		$211,460		$249,026		$771,014		$1,020,867
$176.71		$19.10		$14.39		$10.83		$9.67		$8.57		$10.90
($1,659,371,468 ÷ 9,390,247 shares	)	($4,393,830,413 ÷ 230,026,271 shares	)	($1,195,075,890 ÷ 83,048,842 shares	)	($211,460,385 ÷ 19,520,974 shares	)	($249,025,995 ÷ 25,754,507 shares	)	($771,013,585 ÷ 89,989,584 shares	)	($1,020,867,015 ÷ 93,683,326 shares	)

SEI Institutional Investments Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2023

	U.S. Managed Volatility Fund		Global Managed Volatility Fund
Assets:
Investments, at value †	$762,186	*	$2,077,930	*
Affiliated investments, at value ††	18,869		50,263
Repurchase agreements†	–		–
Cash and cash equivalents	–		3,501
Cash pledged as collateral on OTC swap contracts	–		–
Cash pledged as collateral on futures contracts	560		657
Cash pledged as collateral on centrally cleared swap contracts	–		–
Cash pledged as collateral for TBA commitments	–		–
Foreign currency, at value †††	1,558		3,377
Receivable for fund shares sold	749		3,376
Dividends and interest receivable	2,220		8,249
Receivable for investment securities sold	–		1,608
Unrealized gain on forward foreign currency contracts	–		3,629
Unrealized gain on foreign spot currency contracts	–		–
Swap contracts, at value ††††	–		–
Receivable for variation margin on futures contracts	–		–
Foreign tax reclaim receivable	–		6,629
Receivable for variation margin on swap contracts	–		–
Due from broker	–		–
Prepaid expenses	8		21
Total Assets	786,150		2,159,240
Liabilities:
Payable upon return on securities loaned	4,779		35,066
Payable for fund shares redeemed	70		4,420
Payable for variation margin on futures contracts	61		96
Payable for investment securities purchased	–		1,082
Income distribution payable	–		–
Swap contracts, at value ††††	–		–
Options and swaptions written, at value ^^	–		–
Payable for variation margin on swap contracts	–		–
Unrealized loss on foreign currency spot contracts	–		–
Unrealized loss on forward foreign currency contracts	–		57
Investment advisory fees payable	126		412
Trustees fees payable	5		13
CCO fees payable	2		6
Interest payable	–		–
Unfunded bank loans	–		–
Accrued expense payable	31		137
Accrued foreign capital gains tax on appreciated securities	–		–
Total Liabilities	5,074		41,289
Net Assets	$781,076		$2,117,951
† Cost of investments	$675,258		$2,078,178
†† Cost of affiliated investments	18,874		50,262
††† Cost of foreign currency	1,549		3,413
†††† Cost (Premiums received)	–		–
^^ Premiums received from written options and swaptions	–		–
* Includes market value of securities on loan	4,631		33,026
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$651,592		$2,066,156
Total distributable earnings (loss)	129,484		51,795
Net Assets	$781,076		$2,117,951
Net Asset Value, Offering and Redemption Price Per Share — Class A	$11.23		$10.66
	($781,075,528 ÷ 69,573,132 shares	)	($2,117,951,376 ÷ 198,655,308 shares	)

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

World Equity Ex-US Fund		Screened World Equity Ex-US Fund		World Select Equity Fund		Emerging Markets Equity Fund		Opportunistic Income Fund		Core Fixed Income Fund		High Yield Bond Fund

$7,154,900	*	$133,876		$219,099		$930,970		$510,871		$7,898,773	*	$1,839,245
198,317		2,234		2,664		15,345		33,741		154,078		21,063
–		–		–		–		7,100		–		–
119,317		2,320		7,884		11,069		396		6,707		471
2,930		–		–		–		–		–		–
6,154		161		3,049		459		225		10,861		–
–		–		–		–		–		15,587		–
–		–		–		–		–		320		–
12,520		273		590		2,319		–		462		4
10,641		1		–		959		382		2,266		4,033
27,748		454		819		3,648		2,896		38,396		28,877
101,188		959		447		4,728		4,647		323,751		23,057
–		–		568		–		–		61		–
–		–		–		2		–		–		–
–		88		–		–		–		–		–
–		–		343		–		–		4,476		–
30,418		423		743		42		1		710		129
–		–		–		–		–		343		–
–		–		–		–		244		287		562
74		2		2		10		5		72		19
7,664,207		140,791		236,208		969,551		560,508		8,457,150		1,917,460

113,873		–		–		–		–		15,821		–
8,407		9		128		391		2,097		9,115		2,407
1,345		34		335		146		19		1,881		–
118,867		154		798		4,893		25,285		1,059,998		21,238
–		–		–		–		–		1,339		712
916		–		–		–		–		–		–
–		–		–		–		–		1,637		–
–		–		–		–		–		1,164		–
133		–		–		–		–		–		–
–		–		590		–		–		145		–
1,636		28		53		448		102		602		424
45		2		1		6		3		44		11
22		1		1		3		1		21		5
–		–		–		–		–		–		53
–		–		–		–		7		–		–
956		60		105		342		19		279		73
1,400		65		84		2,075		–		–		–
247,600		353		2,095		8,304		27,533		1,092,046		24,923
$7,416,607		$140,438		$234,113		$961,247		$532,975		$7,365,104		$1,892,537
$6,791,511		$131,603		$195,353		$916,447		$537,521		$8,464,197		$1,996,120
198,305		2,234		2,664		15,345		33,741		154,089		21,063
12,567		274		598		2,327		–		435		5
–		–		–		–		–		–		–
–		–		–		–		–		(2,206)		–
107,463		–		–		–		–		15,307		–

$7,547,963		$146,759		$220,297		$989,423		$582,144		$8,736,876		$2,516,907
(131,356)		(6,321)		13,816		(28,176)		(49,169)		(1,371,772)		(624,370)
$7,416,607		$140,438		$234,113		$961,247		$532,975		$7,365,104		$1,892,537
$10.71		$9.85		$10.12		$8.44		$7.85		$8.87		$7.11
($7,416,606,929 ÷ 692,534,534 shares	)	($140,437,614 ÷ 14,251,810 shares	)	($234,112,626 ÷ 23,135,969 shares	)	($961,246,917 ÷ 113,940,710 shares	)	($532,975,092 ÷ 67,881,322 shares	)	($7,365,103,646 ÷ 829,906,698 shares	)	($1,892,537,277 ÷ 266,285,857 shares	)

SEI Institutional Investments Trust

STATEMENTS OF ASSETS AND LIABILITIES / CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2023

	Long Duration Fund		Long Duration Credit Fund
Assets:
Investments, at value †	$580,174		$2,953,118
Affiliated investments, at value ††	4,761		19,279
Repurchase agreements†	–		–
Cash and cash equivalents	–		–
Cash pledged as collateral on OTC swap contracts	–		–
Cash pledged as collateral on futures contracts	1,935		1,621
Cash pledged as collateral on forward foreign currency contracts	–		–
Cash pledged as collateral on centrally cleared swap contracts	189		296
Cash pledged as collateral for TBA commitments	–		–
Foreign currency, at value †††	–		–
Receivable for fund shares sold	3,038		110,774
Dividends and interest receivable	5,602		34,930
Receivable for investment securities sold	1,047		9,917
Receivable for variation margin on futures contracts	478		974
Foreign tax reclaim receivable	34		741
Unrealized gain on forward foreign currency contracts	–		–
Swap contracts, at value ††††	–		–
Receivable for variation margin on swap contracts	–		–
Prepaid expenses	6		27
Total Assets	597,264		3,131,677
Liabilities:
Payable upon return on securities loaned	–		–
Payable for investment securities purchased	4,400		46,156
Payable for fund shares redeemed	276		2,289
Payable for variation margin on futures contracts	215		442
Payable for variation margin on swap contracts	13		20
Payable for securities sold short@	–		–
Income distribution payable	–		–
Swap contracts, at value ††††	–		–
Reverse repurchase agreements	–		–
Payable to custodian	–		473
Deposits due to counterparty	–		–
Unrealized loss on foreign currency spot contracts	–		–
Unrealized loss on forward foreign currency contracts	–		–
Investment advisory fees payable	60		327
Trustees fees payable	4		18
CCO fees payable	2		8
Interest payable	–		–
Due to broker	11		–
Accrued expense payable	26		111
Total Liabilities	5,007		49,844
Net Assets	$592,257		$3,081,833
† Cost of investments	$652,805		$3,431,746
†† Cost of affiliated investments	4,761		19,279
††† Cost of foreign currency	–		–
†††† Cost (Premiums received)	–		–
@Proceeds from securities sold short	–		–
* Includes market value of securities on loan	–		–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$754,515		$3,778,615
Total distributable earnings (loss)	(162,258)		(696,782)
Net Assets	$592,257		$3,081,833
Net Asset Value, Offering and Redemption Price Per Share — Class A	$6.19		$8.06
	($592,256,973 ÷ 95,619,432 shares	)	($3,081,833,451 ÷ 382,220,960 shares	)

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund

$328,581		$1,677,667	*	$312,084		$2,114,288		$4,073,833		$1,397,569		$935,981
1,166		1,238		–		28,539		49,298		490		–
4,600		–		–		–		–		–		–
551		59,496		378		–		–		274,310		120,236
–		–		–		–		–		59,747		300
131		4,520		–		2,041		–		11,782		9,834
–		5,070		–		–		–		–		–
–		5,128		–		–		–		–		1,071
–		–		–		211		–		–		–
–		10,159		–		–		–		–		1
42		3,751		7		74		68,754		–		744
1,477		34,735		593		8,539		37,034		3,251		2,000
–		5,388		–		14,415		39,906		23,893		–
–		341		–		93		221		–		996
28		–		–		51		–		3		–
–		24,474		–		–		–		–		70
–		122		–		–		–		–		–
–		2,728		–		–		–		–		36
3		17		3		17		36		16		7
336,579		1,834,834		313,065		2,168,268		4,269,082		1,771,061		1,071,276

–		1,238		–		–		–		–		–
1,845		15,038		–		142,405		81,165		–		578
566		1,851		28		1,119		27,713		4,357		12
26		237		–		325		322		1,021		1,266
–		2,380		–		–		–		1,013		209
–		–		–		–		–		–		111,759
3		–		–		86		–		–		–
–		977		–		–		–		8,260		339
–		–		–		–		–		–		152,298
457		–		–		–		–		–		–
–		–		–		–		–		–		2,417
–		52		–		–		–		–		–
–		21,813		–		–		–		–		–
28		576		–		153		452		15		131
2		11		2		12		24		10		5
1		5		1		6		12		5		2
1		–		–		16		–		–		–
–		–		–		–		–		–		–
11		344		11		74		150		71		517
2,940		44,522		42		144,196		109,838		14,752		269,533
$333,639		$1,790,312		$313,023		$2,024,072		$4,159,244		$1,756,309		$801,743
$341,734		$1,907,874		$329,437		$2,161,215		$4,375,604		$488,855		$868,231
1,166		1,238		–		28,539		49,298		490		–
–		11,772		–		–		–		–		1
–		–		–		–		–		–		(154)
–		–		–		–		–		–		(122,649)
–		1,190		–		–		–		–		–

$351,209		$2,305,073		$332,403		$2,111,301		$4,677,860		$783,170		$1,001,432
(17,570)		(514,761)		(19,380)		(87,229)		(518,616)		973,139		(199,689)
$333,639		$1,790,312		$313,023		$2,024,072		$4,159,244		$1,756,309		$801,743
$9.79		$8.26		$9.06		$9.48		$8.76		$19.05		$7.11
($333,638,980 ÷ 34,076,286 shares	)	($1,790,312,288 ÷ 216,871,917 shares	)	($313,022,842 ÷ 34,533,019 shares	)	($2,024,072,027 ÷ 213,465,364 shares	)	($4,159,244,423 ÷ 474,536,064 shares	)	($1,756,308,789 ÷ 92,200,220 shares	)	($801,742,831 ÷ 112,805,712 shares )

SEI Institutional Investments Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2023

	Large Cap Fund	Large Cap Disciplined Equity Fund
Investment Income:
Dividends	$15,139	$20,408
Income from affiliated investments	555	1,859
Interest income	15	28
Security lending income — net(1)	8	3
Less: foreign taxes withheld	(67)	(14)
Total Investment Income	15,650	22,284
Expenses:
Investment advisory fees	2,885	5,139
Administration fees	361	642
Trustees' fees	18	32
Chief compliance officer fees	5	9
Pricing fees	40	65
Professional fees	33	56
Custodian/wire agent fees	30	54
Registration fees	12	20
Printing fees	7	13
Licensing fees	–	–
Other expenses	13	24
Total Expenses	3,404	6,054
Less:
Waiver of investment advisory fees	(1,731)	(3,212)
Waiver of administration fees	(361)	(642)
Net Expenses	1,312	2,200
Net Investment Income	14,338	20,084
Net Realized Gain (Loss) on:
Investments	37,923	(22,774)
Affiliated investments	–	–
Futures contracts	424	315
Swap contracts	–	7,806
Net Realized Gain (Loss)	38,347	(14,653)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(58,932)	4,627
Affiliated investments	–	–
Futures contracts	(149)	508
Swap contracts	–	2,882
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	(2)
Net Change in Unrealized Appreciation (Depreciation)	(59,081)	8,015
Net Realized and Unrealized Gain (Loss)	(20,734)	(6,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,396)	$13,446

(1)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$27,845	$77,674	$16,790	$3,577	$4,113	$15,040	$17,103
157	1,031	269	146	208	873	334
9	57	14	2	1	3	127
186	21	1,616	28	61	89	–
(7)	(19)	(27)	(6)	(15)	(59)	(31)
28,190	78,764	18,662	3,747	4,368	15,946	17,533

844	1,376	1,562	1,424	1,825	5,463	2,266
844	2,293	651	110	140	420	453
41	112	32	5	7	20	22
11	31	9	1	2	6	6
95	261	74	13	16	48	51
115	201	55	10	13	36	41
72	194	65	10	12	36	20
27	72	20	3	5	13	13
16	45	13	2	3	8	9
291	1,076	–	–	–	–	–
67	84	113	4	5	16	19
2,423	5,745	2,594	1,582	2,028	6,066	2,900

(675)	(917)	(1,171)	(500)	(674)	(2,185)	(2,266)
(844)	(2,293)	(651)	(110)	(140)	(420)	(453)
904	2,535	772	972	1,214	3,461	181
27,286	76,229	17,890	2,775	3,154	12,485	17,352

178,781	321,244	(16,130)	(6,337)	113	(14,834)	(3,210)
37	(1)	(8)	1	1	(1)	–
(405)	(3,153)	87	(362)	287	994	871
–	–	–	–	–	–	–
178,413	318,090	(16,051)	(6,698)	401	(13,841)	(2,339)

(176,743)	(300,310)	(45,551)	(11,521)	(17,503)	(73,478)	(15,774)
(40)	–	(43)	1	–	2	–
361	2,958	155	23	(115)	–	(2,125)
–	–	–	–	–	–	–
–	–	1	–	–	–	–
(176,422)	(297,352)	(45,438)	(11,497)	(17,618)	(73,476)	(17,899)
1,991	20,738	(61,489)	(18,195)	(17,217)	(87,317)	(20,238)
$29,277	$96,967	$(43,599)	$(15,420)	$(14,063)	$(74,832)	$(2,886)

SEI Institutional Investments Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2023

	U.S. Managed Volatility Fund	Global Managed Volatility Fund	World Equity Ex-US Fund
Investment Income:
Dividends	$22,331	$73,293	$309,375
Income from affiliated investments	645	1,102	3,529
Interest income	18	321	4,046
Security lending income — net(1)	29	286	837
Less: foreign taxes withheld	(137)	(3,934)	(30,608)
Total Investment Income	22,886	71,068	287,179
Expenses:
Investment advisory fees	5,466	14,785	43,292
Administration fees	420	1,137	3,936
Trustees' fees	21	55	192
Chief compliance officer fees	6	16	55
Pricing fees	48	131	448
Professional fees	37	98	346
Custodian/wire agent fees	36	163	1,455
Registration fees	13	33	116
Printing fees	9	22	78
Other expenses	15	46	197
Total Expenses	6,071	16,486	50,115
Less:
Waiver of investment advisory fees	(3,953)	(9,685)	(23,614)
Waiver of administration fees	(420)	(1,137)	(3,936)
Net Expenses	1,698	5,664	22,565
Net Investment Income	21,188	65,404	264,614
Net Realized Gain (Loss) on:
Investments	68,073	49,403	(519,765)
Affiliated investments	–	2	53
Futures contracts	(607)	853	3,306
Foreign currency transactions	(13)	(575)	(18,037)
Foreign forward currency contracts	(1)	19,112	10,553
Purchased options and swaptions	–	–	–
Foreign capital gains tax	–	–	(2,052)
Written options and swaptions	–	–	–
Swap contracts	–	–	(3,978)
Net Realized Gain (Loss)	67,452	68,795	(529,920)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(118,670)	(159,357)	(50,263)
Affiliated investments	–	(9)	(1)
Futures contracts	186	(302)	(4,555)
Purchased options and swaptions	–	–	–
Written options and swaptions	–	–	–
Swap contracts	–	–	(916)
Foreign capital gains tax on appreciated securities	–	–	1,128
Foreign currency translation of other assets and liabilities denominated in foreign currencies	8	107	(297)
Foreign forward currency contracts	–	5,050	5,164
Net Change in Unrealized Appreciation (Depreciation)	(118,476)	(154,511)	(49,740)
Net Realized and Unrealized Loss	(51,024)	(85,716)	(579,660)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,836)	$(20,312)	$(315,046)

(1)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$5,237	$6,586	$39,965	$45	$–	$2,157
75	112	563	768	7,510	1,057
88	110	367	31,149	271,146	151,850
–	–	–	–	90	–
(611)	(484)	(4,090)	–	–	(26)
4,789	6,324	36,805	31,962	278,746	155,038

916	1,310	10,510	2,569	23,292	9,841
70	119	500	286	3,441	1,009
4	6	24	14	191	50
1	2	7	4	54	14
8	14	57	32	444	114
8	10	44	23	336	89
77	196	703	27	336	84
2	4	15	10	118	33
2	2	10	5	77	20
3	5	21	10	139	37
1,091	1,668	11,891	2,980	28,428	11,291

(613)	(671)	(5,105)	(1,282)	(15,528)	(4,593)
(70)	(119)	(500)	(286)	(3,441)	(1,009)
408	878	6,286	1,412	9,459	5,689
4,381	5,446	30,519	30,550	269,287	149,349

(5,737)	35	(31,358)	(9,697)	(408,027)	(126,986)
–	–	–	–	(1)	–
324	(3,559)	(2,144)	1,029	(49,882)	–
(196)	(80)	(776)	–	(39)	2
(14)	1,426	–	–	(909)	–
–	(117)	–	–	(13,711)	–
–	(4)	(278)	–	–	–
–	–	–	–	20,656	–
(174)	–	–	–	21,327	(88)
(5,797)	(2,299)	(34,556)	(8,668)	(430,586)	(127,072)

(2,398)	(5,979)	(50,857)	2,275	(20,341)	(58,562)
–	–	–	–	3	–
(163)	1,746	(511)	(37)	2,124	–
–	13	–	–	879	–
–	–	–	–	506	–
88	–	–	–	(5,778)	–
19	(16)	(930)	–	–	–
(10)	24	(39)	–	(15)	–
–	(390)	–	–	142	–
(2,464)	(4,602)	(52,337)	2,238	(22,480)	(58,562)
(8,261)	(6,901)	(86,893)	(6,430)	(453,066)	(185,634)
$(3,880)	$(1,455)	$(56,374)	$24,120	$(183,779)	$(36,285)

SEI Institutional Investments Trust

STATEMENTS OF OPERATIONS / CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2023

v

	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund
Investment Income:
Dividends	$7	$5,793	$–
Income from affiliated investments	210	888	82
Interest income	28,478	123,398	11,055
Security lending income — net(1)	–	–	–
Less: foreign taxes withheld	–	(8)	(1)
Total Investment Income	28,695	130,071	11,136
Expenses:
Investment advisory fees	1,894	8,551	595
Administration fees	316	1,425	198
Trustees' fees	16	72	10
Chief compliance officer fees	5	21	3
Pricing fees	34	157	22
Custodian/wire agent fees	30	120	16
Professional fees	29	131	17
Registration fees	11	43	8
Printing fees	6	30	4
Interest expense on reverse repurchase agreements	–	–	–
Dividend expense on securities sold short	–	–	–
Other expenses	11	52	7
Total Expenses	2,352	10,602	880
Less:
Waiver of investment advisory fees	(1,136)	(5,032)	(199)
Waiver of administration fees	(316)	(1,425)	(199)
Net Expenses	900	4,145	482
Net Investment Income	27,795	125,926	10,654
Net Realized Gain (Loss) on:
Investments	(41,209)	(128,874)	(4,007)
Securities sold short	–	–	–
Futures contracts	(3,948)	(3,883)	345
Foreign currency transactions	–	–	–
Foreign forward currency contracts	–	–	–
Purchased options and swaptions	–	–	–
Written options and swaptions	–	–	–
Swap contracts	(868)	(1,363)	–
Net Realized Gain (Loss)	(46,025)	(134,120)	(3,662)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(19,767)	(154,835)	1,524
Securities sold short	–	–	–
Futures contracts	220	(502)	(28)
Purchased options and swaptions	–	–	–
Written options and swaptions	–	–	–
Swap contracts	551	865	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Foreign forward currency contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation)	(18,996)	(154,472)	1,496
Net Realized and Unrealized Loss	(65,021)	(288,592)	(2,166)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,226)	$(162,666)	$8,488

(1)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$–	$–	$–	$–	$26,179	$17,967
–	–	1,334	1,462	627	–
126,398	13,478	47,920	136,631	5,814	22,357
40	–	–	–	–	–
(1,577)	–	(4)	–	(8)	–
124,861	13,478	49,250	138,093	32,612	40,324

15,638	658	4,294	9,149	10,532	4,247
920	150	859	1,830	878	386
45	7	43	90	43	19
13	2	13	27	12	5
104	17	100	211	105	44
517	3	77	160	36	46
81	13	81	171	77	35
28	4	21	50	27	11
19	3	19	39	18	8
–	–	–	–	–	4,285
–	–	–	–	–	2,019
38	6	31	66	37	16
17,403	863	5,538	11,793	11,765	11,121

(8,831)	(658)	(2,748)	(4,392)	(9,627)	(2,780)
(920)	(150)	(859)	(1,830)	(878)	(386)
7,652	55	1,931	5,571	1,260	7,955
117,209	13,423	47,319	132,522	31,352	32,369

(184,530)	(4,159)	(23,144)	(146,305)	162,410	(26,327)
–	–	–	–	–	(15,821)
2,578	–	1,825	1,781	(15,271)	(15,536)
(52,507)	–	–	–	(69)	(149)
2,905	–	–	–	–	(109)
–	–	–	–	–	(3,116)
–	–	–	–	–	2,261
(12,647)	–	–	–	(30,406)	3,192
(244,201)	(4,159)	(21,319)	(144,524)	116,664	(55,605)

141,390	(15,476)	(6,314)	(19,005)	(151,536)	(14,541)
–	–	–	–	–	9,202
(4,996)	–	(749)	(563)	11,028	(14,207)
–	–	–	–	(1,647)	(55)
–	–	–	–	–	(20)
5,966	–	–	–	(14,103)	(6,229)
(2,048)	–	–	–	–	60
2,488	–	–	–	–	103
142,800	(15,476)	(7,063)	(19,568)	(156,258)	(25,687)
(101,401)	(19,635)	(28,382)	(164,092)	(39,594)	(81,292)
$15,808	$(6,212)	$18,937	$(31,570)	$(8,242)	$(48,923)

SEI Institutional Investments Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Large Cap Fund		Large Cap Disciplined Equity Fund
	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22
Operations:
Net investment income	$14,338	$15,409	$20,084	$20,337
Net realized gain (loss)	38,347	125,459	(14,653)	253,733
Net change in unrealized appreciation (depreciation)	(59,081)	(145,335)	8,015	(255,392)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,396)	(4,467)	13,446	18,678
Distributions:
Class A	(85,804)	(183,048)	(66,288)	(430,585)
Total Distributions	(85,804)	(183,048)	(66,288)	(430,585)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	43,411	54,372	180,087	182,166
Reinvestment of dividends & distributions	79,613	178,768	63,738	418,999
Cost of shares redeemed	(100,193)	(369,099)	(304,112)	(468,905)
Net Increase (Decrease) from Class A Transactions	22,831	(135,959)	(60,287)	132,260
Net Decrease in Net Assets	(69,369)	(323,474)	(113,129)	(279,647)
Net Assets
Beginning of Year	773,846	1,097,320	1,389,157	1,668,804
End of Year	$704,477	$773,846	$1,276,028	$1,389,157

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Large Cap Index Fund		S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund
06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22

$27,286	$29,759	$76,229	$77,577	$17,890	$15,901	$2,775	$2,469	$3,154	$3,169
178,413	210,980	318,090	459,118	(16,051)	111,185	(6,698)	22,411	401	38,143
(176,422)	(276,102)	(297,352)	(487,428)	(45,438)	(451,157)	(11,497)	(48,892)	(17,618)	(87,057)
29,277	(35,363)	96,967	49,267	(43,599)	(324,071)	(15,420)	(24,012)	(14,063)	(45,745)

(232,834)	(201,363)	(395,086)	(393,408)	(53,291)	(275,638)	(16,554)	(64,589)	(11,469)	(92,457)
(232,834)	(201,363)	(395,086)	(393,408)	(53,291)	(275,638)	(16,554)	(64,589)	(11,469)	(92,457)

139,472	337,657	398,800	741,971	136,402	387,015	25,298	27,313	24,117	50,219
220,564	192,909	385,414	383,991	51,517	266,218	15,871	61,811	10,843	90,728
(416,145)	(672,504)	(1,198,381)	(1,927,685)	(349,635)	(355,002)	(25,526)	(59,952)	(84,631)	(188,113)
(56,109)	(141,938)	(414,167)	(801,723)	(161,716)	298,231	15,643	29,172	(49,671)	(47,166)
(259,666)	(378,664)	(712,286)	(1,145,864)	(258,606)	(301,478)	(16,331)	(59,429)	(75,203)	(185,368)

1,919,037	2,297,701	5,106,116	6,251,980	1,453,682	1,755,160	227,791	287,220	324,229	509,597
$1,659,371	$1,919,037	$4,393,830	$5,106,116	$1,195,076	$1,453,682	$211,460	$227,791	$249,026	$324,229

SEI Institutional Investments Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Small/Mid Cap Equity Fund		U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund
	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22
Operations:
Net investment income	$12,485	$10,485	$17,352	$16,369	$21,188	$24,956
Net realized gain (loss)	(13,841)	126,182	(2,339)	153,436	67,452	113,124
Net change in unrealized (depreciation)	(73,476)	(202,058)	(17,899)	(157,433)	(118,476)	(93,016)
Net Increase (Decrease) in Net Assets Resulting from Operations	(74,832)	(65,391)	(2,886)	12,372	(29,836)	45,064
Distributions:
Class A	(60,748)	(247,893)	(97,016)	(204,097)	(97,526)	(190,752)
Total Distributions	(60,748)	(247,893)	(97,016)	(204,097)	(97,526)	(190,752)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	137,988	116,662	870,181	136,205	132,735	61,587
Reinvestment of dividends & distributions	59,225	243,319	90,900	198,213	96,105	188,893
Cost of shares redeemed	(234,920)	(275,526)	(789,702)	(261,448)	(207,572)	(333,213)
Net Increase (Decrease) from Class A Transactions	(37,707)	84,455	171,379	72,970	21,268	(82,733)
Net Increase (Decrease) in Net Assets	(173,287)	(228,829)	71,477	(118,755)	(106,094)	(228,421)
Net Assets
Beginning of Year	944,301	1,173,130	949,390	1,068,145	887,170	1,115,591
End of Year	$771,014	$944,301	$1,020,867	$949,390	$781,076	$887,170

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Global Managed Volatility Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund		World Select Equity Fund
06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22

$65,404	$63,574	$264,614	$246,219	$4,381	$3,593	$5,446	$6,485
68,795	255,309	(529,920)	502,212	(5,797)	7,969	(2,299)	43,146
(154,511)	(211,887)	(49,740)	(2,018,204)	(2,464)	(27,676)	(4,602)	(61,599)
(20,312)	106,996	(315,046)	(1,269,773)	(3,880)	(16,114)	(1,455)	(11,968)

(235,843)	(353,691)	(377,829)	(2,002,232)	(8,478)	(22,946)	(22,526)	(24,212)
(235,843)	(353,691)	(377,829)	(2,002,232)	(8,478)	(22,946)	(22,526)	(24,212)

452,469	525,659	812,158	1,429,685	9,060	49,010	4,389	16,949
230,566	344,831	364,329	1,946,470	5,714	14,452	22,526	24,212
(766,300)	(888,943)	(1,853,846)	(1,815,004)	(16,677)	(6,635)	(25,270)	(112,065)
(83,265)	(18,453)	(677,359)	1,561,151	(1,903)	56,827	1,645	(70,904)
(339,420)	(265,148)	(1,370,234)	(1,710,854)	(14,261)	17,767	(22,336)	(107,084)

2,457,371	2,722,519	8,786,841	10,497,695	154,699	136,932	256,449	363,533
$2,117,951	$2,457,371	$7,416,607	$8,786,841	$140,438	$154,699	$234,113	$256,449

SEI Institutional Investments Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Equity Fund		Opportunistic Income Fund		Core Fixed Income Fund
	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22
Operations:
Net investment income	$30,519	$25,294	$30,550	$20,042	$269,287	$161,492
Net realized gain (loss)	(34,556)	97,896	(8,668)	70	(430,586)	(289,242)
Net change in unrealized appreciation (depreciation)	(52,337)	(298,442)	2,238	(25,489)	(22,480)	(672,733)
Net Increase (Decrease) in Net Assets Resulting from Operations	(56,374)	(175,252)	24,120	(5,377)	(183,779)	(800,483)
Distributions:
Class A	(50,897)	(192,160)	(27,938)	(20,910)	(271,106)	(179,337)
Total Distributions	(50,897)	(192,160)	(27,938)	(20,910)	(271,106)	(179,337)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	151,925	277,355	100,912	92,555	766,772	1,645,459
Reinvestment of dividends & distributions	47,195	181,740	26,554	20,321	258,019	171,717
Cost of shares redeemed	(269,874)	(324,068)	(257,578)	(412,983)	(1,721,751)	(1,426,257)
Net Increase (Decrease) from Class A Transactions	(70,754)	135,027	(130,112)	(300,107)	(696,960)	390,919
Net Increase (Decrease) in Net Assets	(178,025)	(232,385)	(133,930)	(326,394)	(1,151,845)	(588,901)
Net Assets
Beginning of Year	1,139,272	1,371,657	666,905	993,299	8,516,949	9,105,850
End of Year	$961,247	$1,139,272	$532,975	$666,905	$7,365,104	$8,516,949

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund		Ultra Short Duration Bond Fund
06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22

$149,349	$163,531	$27,795	$33,945	$125,926	$121,793	$10,654	$5,000
(127,072)	24,402	(46,025)	8,734	(134,120)	21,067	(3,662)	(756)
(58,562)	(259,840)	(18,996)	(160,807)	(154,472)	(628,771)	1,496	(11,863)
(36,285)	(71,907)	(37,226)	(118,128)	(162,666)	(485,911)	8,488	(7,619)

(223,479)	(166,861)	(27,758)	(50,657)	(125,785)	(238,675)	(10,522)	(5,654)
(223,479)	(166,861)	(27,758)	(50,657)	(125,785)	(238,675)	(10,522)	(5,654)

199,397	299,342	93,017	98,262	1,264,141	833,300	130,527	150,354
213,765	160,356	27,689	50,551	125,769	237,257	10,282	5,581
(523,408)	(801,506)	(173,202)	(568,223)	(847,530)	(2,066,624)	(328,688)	(342,391)
(110,246)	(341,808)	(52,496)	(419,410)	542,380	(996,067)	(187,879)	(186,456)
(370,010)	(580,576)	(117,480)	(588,195)	253,929	(1,720,653)	(189,913)	(199,729)

2,262,547	2,843,123	709,737	1,297,932	2,827,904	4,548,557	523,552	723,281
$1,892,537	$2,262,547	$592,257	$709,737	$3,081,833	$2,827,904	$333,639	$523,552

SEI Institutional Investments Trust

STATEMENTS OF CHANGES IN NET ASSETS / CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Debt Fund		Real Return Fund
	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22
Operations:
Net investment income	$117,209	$113,114	$13,423	$22,195
Net realized gain (loss)	(244,201)	(111,772)	(4,159)	3,432
Net change in unrealized appreciation (depreciation)	142,800	(371,562)	(15,476)	(18,774)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,808	(370,220)	(6,212)	6,853
Distributions:
Class A	(37,104)	(93,762)	(16,360)	(20,036)
Total Distributions	(37,104)	(93,762)	(16,360)	(20,036)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	230,287	438,245	75,549	55,251
Reinvestment of dividends & distributions	35,243	89,939	15,843	18,688
Cost of shares redeemed	(427,110)	(486,693)	(50,045)	(102,324)
Net Increase (Decrease) from Class A Transactions	(161,580)	41,491	41,347	(28,385)
Net Increase (Decrease) in Net Assets	(182,876)	(422,491)	18,775	(41,568)
Net Assets
Beginning of Year	1,973,188	2,395,679	294,248	335,816
End of Year	$1,790,312	$1,973,188	$313,023	$294,248

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22	06/01/22 to 05/31/23	06/01/21 to 05/31/22

$47,319	$16,170	$132,522	$99,832	$31,352	$24,654	$32,369	$33,375
(21,319)	(15,261)	(144,524)	(36,025)	116,664	232,037	(55,605)	68,284
(7,063)	(48,460)	(19,568)	(447,775)	(156,258)	(177,524)	(25,687)	15,147
18,937	(47,551)	(31,570)	(383,968)	(8,242)	79,167	(48,923)	116,806

(47,742)	(23,041)	(132,474)	(151,541)	(225,875)	(342,772)	(96,101)	(76,427)
(47,742)	(23,041)	(132,474)	(151,541)	(225,875)	(342,772)	(96,101)	(76,427)

781,371	608,288	1,448,635	973,744	484,221	289,806	249,775	201,452
46,851	22,357	132,469	151,026	210,558	326,774	85,600	69,828
(384,667)	(477,233)	(725,866)	(1,060,150)	(587,478)	(529,150)	(173,171)	(238,301)
443,555	153,412	855,238	64,620	107,301	87,430	162,204	32,979
414,750	82,820	691,194	(470,889)	(126,816)	(176,175)	17,180	73,358

1,609,322	1,526,502	3,468,050	3,938,939	1,883,125	2,059,300	784,563	711,205
$2,024,072	$1,609,322	$4,159,244	$3,468,050	$1,756,309	$1,883,125	$801,743	$784,563

SEI Institutional Investments Trust

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended May 31, 2023

Multi-Asset Real Return Fund
Cash Flows from Operating Activities:
Net Decrease in Net Assets Resulting from Operations	$(48,923)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating Activities:
Purchase of investment securities	(1,384,702)
Proceeds from disposition of investment securities	1,340,658
Purchased options/swaptions and purchases to cover written options/swaptions	(641)
Proceeds from sale of options/swaptions and expired options/swaptions	475
Purchases to cover securities sold short	(93,032)
Proceeds from securities sold short	92,221
Amortization (accretion of market discount)	(21,680)
Net Realized (Gain) Loss on:
Investments	26,327
Options/Swaptions	855
Securities sold short	15,821
Net Change in Unrealized (Appreciation) Depreciation on:
Investments	14,541
Options/Swaptions	75
Securities sold short	(9,202)
Changes in Assets:
Cash pledged as collateral on futures contracts	(560)
Cash pledged as collateral on swap contracts	2,153
Dividends and interest receivable	(237)
Receivable for investment securities sold	92
Receivable for variation margin	548
Unrealized gain on forward foreign currency contracts	169
Swap contracts, at value	249
Deposits from counterparty	568
Prepaid expenses	(1)
Changes in Liabilities:
Payable for investment securities purchased	(14,170)
Payable for variation margin	(762)
Swap contracts, at value	(1,469)
Unrealized loss on forward foreign currency contracts	(272)
Investment advisory fees payable	5
Due to Counterparty	2,417
Accrued expense payable	414
Net Cash Used by Operating Activities	(78,063)
Cash Flows from Financing Activities
Reverse repurchase agreements	5,295
Proceeds from shares issued	249,098
Distributions from net investment income	(10,501)
Cost of shares redeemed	(176,713)
Net Cash Provided by Financing Activities	67,179
Net Change in Cash and Foreign Currency	(10,884)
Cash and Foreign Currency at Beginning of Year	$131,121
Cash and Foreign Currency at End of Year	$120,237
Supplemental Disclosure of Cash Flow Information
Interest paid	$4,285

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2023	$15.07	$0.27	$(0.45)	$(0.18)	$(0.27)	$(1.44)	$(1.71)	$13.18	(0.74)%	$704,477	0.18%	0.47%	1.99%	88%
2022	18.68	0.27	(0.36)	(0.09)	(0.27)	(3.25)	(3.52)	15.07	(1.96)	773,846	0.18	0.47	1.56	76
2021	13.95	0.27	5.57	5.84	(0.29)	(0.82)	(1.11)	18.68	43.39	1,097,320	0.18	0.47	1.70	78
2020	14.73	0.30	0.66	0.96	(0.29)	(1.45)	(1.74)	13.95	5.78	941,086	0.18	0.47	2.02	76
2019	18.93	0.32	(0.28)	0.04	(0.31)	(3.93)	(4.24)	14.73	1.49	1,090,130	0.19	0.47	1.87	102
Large Cap Disciplined Equity Fund
Class A
2023	$9.58	$0.14	$(0.05)	$0.09	$(0.18)	$(0.31)	$(0.49)	$9.18	1.27%	$1,276,028	0.17%	0.47%	1.56%	118%
2022	12.65	0.15	0.21	0.36	(0.31)	(3.12)	(3.43)	9.58	0.39	1,389,157	0.17	0.47	1.28	146
2021	9.71	0.17	3.73	3.90	(0.21)	(0.75)	(0.96)	12.65	42.00	1,668,804	0.17	0.47	1.51	142
2020	10.27	0.19	0.65	0.84	(0.26)	(1.14)	(1.40)	9.71	7.23	1,380,069	0.18	0.47	1.83	139
2019	13.58	0.22	(0.39)	(0.17)	(0.22)	(2.92)	(3.14)	10.27	(0.14)	2,003,051	0.19	0.47	1.80	125
Large Cap Index Fund
Class A
2023	$201.38	$2.94	$(0.53)	$2.41	$(2.94)	$(24.14)	$(27.08)	$176.71	2.39%	$1,659,371	0.05%	0.14%	1.62%	11%
2022	226.91	3.06	(6.83)	(3.77)	(3.13)	(18.63)	(21.76)	201.38	(2.74)	1,919,037	0.04	0.13	1.34	18
2021	163.61	2.89	65.82	68.71	(2.95)	(2.46)	(5.41)	226.91	42.57	2,297,701	0.03	0.12	1.47	20
2020	173.92	3.26	19.13	22.39	(3.34)	(29.36)	(32.70)	163.61	12.48	1,750,464	0.04	0.13	1.87	32
2019	200.41	4.18	0.70	4.88	(4.27)	(27.10)	(31.37)	173.92	3.43	1,636,037	0.04	0.13	2.19	16
S&P 500 Index Fund
Class A
2023	$20.36	$0.31	$0.11	$0.42	$(0.30)	$(1.38)	$(1.68)	$19.10	2.82%	$4,393,830	0.06%	0.13%	1.66%	6%
2022	21.82	0.30	(0.22)	0.08	(0.30)	(1.24)	(1.54)	20.36	(0.33)	5,106,116	0.05	0.12	1.33	11
2021	16.13	0.29	6.09	6.38	(0.29)	(0.40)	(0.69)	21.82	40.24	6,251,980	0.04	0.11	1.51	19
2020	14.78	0.31	1.57	1.88	(0.31)	(0.22)	(0.53)	16.13	12.77	4,277,620	0.05	0.12	1.94	34
2019	14.92	0.34	0.19	0.53	(0.34)	(0.33)	(0.67)	14.78	3.77	3,975,682	0.05	0.12	2.23	21
Extended Market Index Fund
Class A
2023	$15.51	$0.20	$(0.70)	$(0.50)	$(0.20)	$(0.42)	$(0.62)	$14.39	(3.11)%	$1,195,076	0.06%	0.20%	1.37%	34%
2022	22.89	0.19	(3.90)	(3.71)	(0.21)	(3.46)	(3.67)	15.51	(18.88)	1,453,682	0.05	0.19	0.96	49
2021	14.47	0.18	8.81	8.99	(0.18)	(0.39)	(0.57)	22.89	62.79	1,755,160	0.05	0.19	0.95	58
2020	14.52	0.20	0.39	0.59	(0.20)	(0.44)	(0.64)	14.47	3.88	1,176,664	0.06	0.20	1.35	56
2019	15.94	0.23	(0.80)	(0.57)	(0.23)	(0.62)	(0.85)	14.52	(3.29)	937,836	0.06	0.20	1.51	46
Small Cap Fund
Class A
2023	$12.59	$0.15	$(0.97)	$(0.82)	$(0.16)	$(0.78)	$(0.94)	$10.83	(6.73)%	$211,460	0.44%	0.72%	1.27%	114%
2022	18.54	0.15	(1.46)	(1.31)	(0.16)	(4.48)	(4.64)	12.59	(9.62)	227,791	0.44	0.72	0.94	120
2021	11.91	0.15	7.22	7.37	(0.14)	(0.60)	(0.74)	18.54	63.38	287,220	0.44	0.72	0.98	122
2020	13.66	0.16	(0.99)	(0.83)	(0.19)	(0.73)	(0.92)	11.91	(7.04)	228,900	0.45	0.72	1.16	127
2019	18.76	0.18	(1.81)	(1.63)	(0.16)	(3.31)	(3.47)	13.66	(7.71)	267,012	0.44	0.72	1.09	109

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap II Fund
Class A
2023	$10.58	$0.11	$(0.60)	$(0.49)	$(0.12)	$(0.30)	$(0.42)	$9.67	(4.65)%	$249,026	0.43%	0.72%	1.12%	107%
2022	15.16	0.10	(1.51)	(1.41)	(0.10)	(3.07)	(3.17)	10.58	(11.14)	324,229	0.43	0.72	0.75	130
2021	8.95	0.10	6.21	6.31	(0.10)	—	(0.10)	15.16	70.79	509,597	0.43	0.72	0.82	151
2020	9.93	0.09	(0.54)	(0.45)	(0.10)	(0.43)	(0.53)	8.95	(5.20)	312,950	0.44	0.72	0.92	136
2019	13.22	0.09	(1.14)	(1.05)	(0.08)	(2.16)	(2.24)	9.93	(6.98)	337,113	0.43	0.72	0.73	129
Small/Mid Cap Equity Fund
Class A
2023	$10.10	$0.14	$(0.98)	$(0.84)	$(0.14)	$(0.55)	$(0.69)	$8.57	(8.40)%	$771,014	0.41%	0.72%	1.49%	79%
2022	14.11	0.12	(0.77)	(0.65)	(0.11)	(3.25)	(3.36)	10.10	(6.47)	944,301	0.42	0.72	1.00	82
2021	9.23	0.10	5.23	5.33	(0.08)	(0.37)	(0.45)	14.11	58.97	1,173,130	0.41	0.72	0.88	88
2020	10.27	0.13	(0.43)	(0.30)	(0.11)	(0.63)	(0.74)	9.23	(3.80)	879,022	0.41	0.72	1.24	111
2019	13.63	0.14	(1.17)	(1.03)	(0.10)	(2.23)	(2.33)	10.27	(6.58)	1,178,532	0.42	0.72	1.18	116
U.S. Equity Factor Allocation Fund
Class A
2023	$12.36	$0.21	$(0.35)	$(0.14)	$(0.21)	$(1.11)	$(1.32)	$10.90	(0.57)%	$1,020,867	0.02%	0.32%	1.91%	72%
2022	15.37	0.23	0.05	0.28	(0.24)	(3.05)	(3.29)	12.36	0.10	949,390	0.02	0.32	1.61	64
2021	10.67	0.22	4.70	4.92	(0.22)	—	(0.22)	15.37	46.54	1,068,145	0.02	0.32	1.71	72
2020	10.18	0.22	0.51	0.73	(0.24)	—	(0.24)	10.67	7.21	756,195	0.02	0.32	2.03	39
2019	10.17	0.23	(0.05)	0.18	(0.17)	—	(0.17)	10.18	1.74	873,180	0.02	0.32	2.18	43
U.S. Managed Volatility Fund
Class A
2023	$13.13	$0.31	$(0.76)	$(0.45)	$(0.31)	$(1.14)	$(1.45)	$11.23	(3.75)%	$781,076	0.20%	0.72%	2.52%	55%
2022	15.29	0.35	0.36	0.71	(0.36)	(2.51)	(2.87)	13.13	4.71	887,170	0.20	0.72	2.47	55
2021	12.17	0.29	3.14	3.43	(0.30)	(0.01)	(0.31)	15.29	28.60	1,115,591	0.20	0.72	2.21	61
2020	13.01	0.33	(0.29)	0.04	(0.31)	(0.57)	(0.88)	12.17	(0.31)	1,216,680	0.20	0.72	2.48	58
2019	14.34	0.36	0.56	0.92	(0.36)	(1.89)	(2.25)	13.01	7.10	1,181,573	0.20	0.72	2.56	39
Global Managed Volatility Fund
Class A
2023	$11.92	$0.32	$(0.41)	$(0.09)	$(0.66)	$(0.51)	$(1.17)	$10.66	(0.62)%	$2,117,951	0.25%	0.72%	2.88%	67%
2022	13.21	0.32	0.26	0.58	(0.31)	(1.56)	(1.87)	11.92	4.25	2,457,371	0.25	0.72	2.49	56
2021	10.88	0.28	2.29	2.57	(0.24)	—	(0.24)	13.21	23.93	2,722,519	0.24	0.72	2.42	53
2020	11.53	0.30	(0.35)	(0.05)	(0.40)	(0.20)	(0.60)	10.88	(1.08)	2,738,825	0.24	0.72	2.57	47
2019	12.05	0.35	(0.02)	0.33	(0.44)	(0.41)	(0.85)	11.53	3.14	2,490,831	0.24	0.72	2.88	42
World Equity Ex-US Fund
Class A
2023	$11.65	$0.36	$(0.78)	$(0.42)	$(0.28)	$(0.24)	$(0.52)	$10.71	(3.47)%	$7,416,607	0.29%	0.64%	3.36%	107%
2022	16.57	0.36	(2.17)	(1.81)	(0.37)	(2.74)	(3.11)	11.65	(12.53)	8,786,841	0.28	0.63	2.52	73
2021	11.67	0.28	4.87	5.15	(0.22)	(0.03)	(0.25)	16.57	44.38	10,497,695	0.29	0.63	1.96	85
2020	12.08	0.22	(0.30)	(0.08)	(0.33)	—	(0.33)	11.67	(1.00)	8,115,314	0.31	0.62	1.80	92
2019	13.78	0.29	(1.35)	(1.06)	(0.28)	(0.36)	(0.64)	12.08	(7.34)	8,327,272	0.31	0.62	2.25	75

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Screened World Equity Ex-US Fund
Class A
2023	$10.75	$0.31	$(0.61)	$(0.30)	$(0.28)		$(0.32)	$(0.60)	$9.85	(2.55)%	$140,438	0.29%	0.77%	3.11%	93%
2022	14.56	0.33	(1.76)	(1.43)	(0.28)		(2.10)	(2.38)	10.75	(10.99)	154,699	0.29	0.78	2.64	84
2021	10.05	0.22	4.62	4.84	(0.22)		(0.11)	(0.33)	14.56	48.54	136,932	0.36	0.82	1.78	102
2020	10.31	0.22	(0.16)	0.06	(0.32	)(2)	—	(0.32)	10.05	0.17	101,167	0.35	0.81	2.03	77
2019	11.48	0.24	(1.03)	(0.79)	(0.21)		(0.17)	(0.38)	10.31	(6.57)	98,969	0.33	0.79	2.22	52
World Select Equity Fund
Class A
2023	$11.21	$0.24	$(0.33)	$(0.09)	$(0.40)		$(0.60)	$(1.00)	$10.12	(0.51)%	$234,113	0.37%	0.70%	2.29%	63%
2022	12.79	0.26	(0.71)	(0.45)	(0.64)		(0.49)	(1.13)	11.21	(4.12)	256,449	0.35	0.67	2.07	60
2021	8.69	0.19	4.41	4.60	(0.50)		—	(0.50)	12.79	54.06	363,533	0.39	0.69	1.79	66
2020	9.38	0.21	(0.51)	(0.30)	(0.39)		—	(0.39)	8.69	(3.86)	476,296	0.37	0.69	2.20	66
2019	11.30	0.23	(1.26)	(1.03)	(0.31)		(0.58)	(0.89)	9.38	(8.81)	985,177	0.31	0.65	2.18	93
Emerging Markets Equity Fund
Class A
2023	$9.34	$0.26	$(0.74)	$(0.48)	$(0.21)		$(0.21)	$(0.42)	$8.44	(4.83)%	$961,247	0.63%	1.19%	3.05%	61%
2022	12.69	0.23	(1.73)	(1.50)	(0.20)		(1.65)	(1.85)	9.34	(13.17)	1,139,272	0.59	1.17	2.03	86
2021	8.37	0.19	4.34	4.53	(0.21)		—	(0.21)	12.69	54.35	1,371,657	0.61	1.18	1.79	90
2020	8.99	0.16	(0.59)	(0.43)	(0.19)		—	(0.19)	8.37	(5.14)	1,008,763	0.63	1.19	1.71	59
2019	11.21	0.19	(1.43)	(1.24)	(0.19)		(0.79)	(0.98)	8.99	(10.59)	1,007,905	0.66	1.20	1.91	59
Opportunistic Income Fund
Class A
2023	$7.91	$0.42	$(0.08)	$0.34	$(0.40)		$—	$(0.40)	$7.85	4.44%	$532,975	0.25%	0.52%	5.35%	33%
2022	8.20	0.21	(0.29)	(0.08)	(0.21)		—	(0.21)	7.91	(0.97)	666,905	0.23	0.52	2.56	45
2021	7.87	0.23	0.32	0.55	(0.22)		—	(0.22)	8.20	7.10	993,299	0.23	0.52	2.83	62
2020	8.24	0.31	(0.33)	(0.02)	(0.35)		—	(0.35)	7.87	(0.22)	975,466	0.24	0.52	3.81	36
2019	8.23	0.34	(0.03)	0.31	(0.30)		—	(0.30)	8.24	3.90	1,388,921	0.24	0.52	4.14	26
Core Fixed Income Fund
Class A
2023	$9.39	$0.31	$(0.52)	$(0.21)	$(0.31)		$—	$(0.31)	$8.87	(2.16)%	$7,365,104	0.12%	0.37%	3.47%	321%
2022	10.47	0.18	(1.06)	(0.88)	(0.20)		—	(0.20)	9.39	(8.52)	8,516,949	0.12	0.36	1.77	380
2021	10.96	0.19	(0.07)	0.12	(0.22)		(0.39)	(0.61)	10.47	1.00	9,105,850	0.12	0.36	1.73	386
2020	10.35	0.29	0.74	1.03	(0.31)		(0.11)	(0.42)	10.96	10.18	7,475,630	0.12	0.37	2.77	369
2019	10.03	0.33	0.33	0.66	(0.34)		—	(0.34)	10.35	6.72	7,052,345	0.12	0.37	3.26	368
High Yield Bond Fund
Class A
2023	$8.05	$0.55	$(0.66)	$(0.11)	$(0.63)		$(0.20)	$(0.83)	$7.11	(1.20)%	$1,892,537	0.28%	0.56%	7.40%	42%
2022	8.84	0.53	(0.78)	(0.25)	(0.54)		—	(0.54)	8.05	(3.09)	2,262,547	0.28	0.56	6.08	50
2021	7.74	0.47	1.25	1.72	(0.52)		(0.10)	(0.62)	8.84	22.88	2,843,123	0.29	0.55	5.61	78
2020	8.65	0.54	(0.84)	(0.30)	(0.54)		(0.07)	(0.61)	7.74	(3.73)	2,300,321	0.29	0.56	6.48	80
2019	8.81	0.55	(0.10)	0.45	(0.55)		(0.06)	(0.61)	8.65	5.32	2,681,510	0.29	0.56	6.31	60

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	Includes a return of capital of $0.06 per share.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund
Class A
2023	$6.87	$0.28	$(0.68)	$(0.40)	$(0.28)	$—	$(0.28)	$6.19	(5.82)%	$592,257	0.14%	0.37%	4.40%	109%
2022	8.44	0.26	(1.44)	(1.18)	(0.26)	(0.13)	(0.39)	6.87	(14.66)	709,737	0.14	0.37	3.15	127
2021	9.57	0.28	(0.29)	(0.01)	(0.28)	(0.84)	(1.12)	8.44	(0.79)	1,297,932	0.14	0.37	3.05	105
2020	8.59	0.31	1.41	1.72	(0.31)	(0.43)	(0.74)	9.57	20.85	1,297,733	0.15	0.37	3.46	109
2019	8.17	0.33	0.47	0.80	(0.33)	(0.05)	(0.38)	8.59	10.21	1,427,817	0.15	0.37	4.05	102
Long Duration Credit Fund
Class A
2023	$8.90	$0.36	$(0.84)	$(0.48)	$(0.36)	$—	$(0.36)	$8.06	(5.33)%	$3,081,833	0.15%	0.37%	4.42%	75%
2022	11.10	0.35	(1.88)	(1.53)	(0.35)	(0.32)	(0.67)	8.90	(14.73)	2,827,904	0.14	0.37	3.22	85
2021	11.90	0.36	(0.25)	0.11	(0.37)	(0.54)	(0.91)	11.10	0.52	4,548,557	0.14	0.37	3.08	56
2020	10.42	0.39	1.51	1.90	(0.39)	(0.03)	(0.42)	11.90	18.47	4,066,898	0.15	0.37	3.44	74
2019	9.92	0.39	0.51	0.90	(0.39)	(0.01)	(0.40)	10.42	9.50	3,968,559	0.15	0.37	4.03	77
Ultra Short Duration Bond Fund
Class A
2023	$9.81	$0.26	$(0.01)	$0.25	$(0.27)	$—	$(0.27)	$9.79	2.56%	$333,639	0.12%	0.22%	2.68%	48%
2022	10.02	0.08	(0.20)	(0.12)	(0.09)	—	(0.09)	9.81	(1.22)	523,552	0.12	0.22	0.78	55
2021	9.99	0.10	0.04	0.14	(0.11)	—	(0.11)	10.02	1.45	723,281	0.12	0.22	1.01	79
2020	10.00	0.25	(0.01)	0.24	(0.25)	—	(0.25)	9.99	2.45	580,962	0.12	0.22	2.50	81
2019	9.97	0.27	0.04	0.31	(0.28)	—	(0.28)	10.00	3.12	446,319	0.12	0.22	2.74	75
Emerging Markets Debt Fund
Class A
2023	$8.33	$0.51	$(0.41)	$0.10	$(0.17)	$—	$(0.17)	$8.26	1.22%	$1,790,312	0.42%	0.95%	6.37%	82%
2022	10.29	0.48	(2.04)	(1.56)	(0.40)	—	(0.40)	8.33	(15.65)	1,973,188	0.41	0.94	5.06	76
2021	9.37	0.48	0.64	1.12	(0.20)	—	(0.20)	10.29	12.04	2,395,679	0.40	0.94	4.72	81
2020	9.66	0.51	(0.46)	0.05	(0.34)	—	(0.34)	9.37	0.28	2,064,146	0.42	0.96	5.25	90
2019	9.66	0.57	(0.41)	0.16	(0.16)	—	(0.16)	9.66	1.63	2,245,266	0.42	0.95	6.11	96
Real Return Fund
Class A
2023	$9.79	$0.41	$(0.62)	$(0.21)	$(0.52)	$—	$(0.52)	$9.06	(2.09)%	$313,023	0.02%	0.29%	4.48%	40%
2022	10.23	0.71	(0.50)	0.21	(0.65)	—	(0.65)	9.79	2.06	294,248	0.02	0.29	7.08	36
2021	9.68	0.24	0.45	0.69	(0.14)	—	(0.14)	10.23	7.21	335,816	0.02	0.29	2.41	46
2020	9.60	0.19	0.13	0.32	(0.24)	—	(0.24)	9.68	3.44	297,237	0.02	0.29	1.94	49
2019	9.51	0.20	0.06	0.26	(0.17)	—	(0.17)	9.60	2.83	281,804	0.02	0.29	2.15	40

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

FINANCIAL HIGHLIGHTS / CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Limited Duration Bond Fund
Class A
2023	$9.66	$0.26	$(0.18)	$0.08	$(0.26)	$—	$(0.26)	$9.48	0.84%	$2,024,072	0.11%		0.32%	2.75%	238%
2022	10.08	0.10	(0.38)	(0.28)	(0.11)	(0.03)	(0.14)	9.66	(2.81)	1,609,322	0.11		0.32	1.01	195
2021	10.13	0.12	0.08	0.20	(0.14)	(0.11)	(0.25)	10.08	1.89	1,526,502	0.11		0.32	1.22	155
2020	9.96	0.23	0.18	0.41	(0.24)	—	(0.24)	10.13	4.14	1,284,697	0.11		0.32	2.35	146
2019	9.87	0.26	0.09	0.35	(0.26)	—	(0.26)	9.96	3.59	1,533,947	0.11		0.32	2.63	155
Intermediate Duration Credit Fund
Class A
2023	$9.24	$0.32	$(0.48)	$(0.16)	$(0.32)	$—	$(0.32)	$8.76	(1.72)%	$4,159,244	0.15%		0.32%	3.62%	136%
2022	10.61	0.26	(1.24)	(0.98)	(0.26)	(0.13)	(0.39)	9.24	(9.56)	3,468,050	0.15		0.32	2.49	135
2021	10.88	0.29	(0.03)	0.26	(0.29)	(0.24)	(0.53)	10.61	2.30	3,938,939	0.15		0.32	2.62	103
2020	10.10	0.32	0.78	1.10	(0.32)	—	(0.32)	10.88	10.99	3,323,248	0.15		0.32	3.01	134
2019	9.75	0.32	0.35	0.67	(0.32)	—	(0.32)	10.10	7.00	3,054,258	0.15		0.32	3.25	122
Dynamic Asset Allocation Fund
Class A
2023	$21.93	$0.35	$(0.59)	$(0.24)	$(0.98)	$(1.66)	$(2.64)	$19.05	(0.22)%	$1,756,309	0.07%		0.67%	1.79%	25%
2022	25.07	0.29	0.82	1.11	(1.55)	(2.70)	(4.25)	21.93	3.00	1,883,125	0.08		0.67	1.17	13
2021	19.41	0.30	7.99	8.29	(0.44)	(2.19)	(2.63)	25.07	45.21	2,059,300	0.08		0.66	1.34	17
2020	19.62	0.37	2.02	2.39	(0.61)	(1.99)	(2.60)	19.41	11.85	1,722,704	0.08		0.67	1.83	10
2019	19.83	0.40	(0.27)	0.13	(0.13)	(0.21)	(0.34)	19.62	0.75	2,291,808	0.08		0.67	1.98	5
Multi-Asset Real Return Fund
Class A
2023	$8.61	$0.33	$(0.81)	$(0.48)	$(1.02)	$—	$(1.02)	$7.11	(6.04)%	$801,743	1.03	%(2)	1.44%	4.19%	96%
2022	8.21	0.36	0.84	1.20	(0.80)	—	(0.80)	8.61	15.80	784,563	0.41	(2)	0.82	4.32	54
2021	7.36	0.20	0.83	1.03	(0.18)	—	(0.18)	8.21	14.17	711,205	0.43	(2)	0.84	2.58	63
2020	7.78	0.17	(0.42)	(0.25)	(0.17)	—	(0.17)	7.36	(3.38)	754,191	0.88	(3)	1.30	2.26	53
2019	8.06	0.19	(0.20)	(0.01)	(0.27)	—	(0.27)	7.78	0.03	911,520	1.00	(4)	1.43	2.36	22

.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.21%.
(3)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.20%.
(4)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.19%.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2023

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 registered funds: Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. (the “Subsidiaries”) are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds, respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows of Multi-Asset Real Return Fund and Consolidated Financial Highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together the “Policy”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board. When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities.

SEI Institutional Investments Trust

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s net asset value is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, or in the case of an equity tranche of a CDO/CLO, the Funds will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Policy until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its Net Asset Value (“NAV”), the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Committee if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Policy provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”). However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with Rule 2a-5 and the Policy.

The Valuation Designee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Policy, the Committee will determine the value after taking into

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares. As a result, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

All of the Funds, except the Real Return Fund, hold international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.) or quoted prices for identical instruments in inactive markets; and

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Investments are classified within the level of the lowest significant input considered in determining fair value.

SEI Institutional Investments Trust

Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income and expense is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Consent fees and amendment income received from Bank Loans is recorded as interest income in the accompanying Statements of Operations.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Cash Equivalents, as shown on the Schedule of Investments/Consolidated Schedule of Investments, are classified as Investments on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities..

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open repurchase agreements as of May 31, 2023, if applicable.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open reverse repurchase agreements as of May 31, 2023, if applicable.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also invest in equity securities of issuers in commodity-related industries.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or

SEI Institutional Investments Trust

Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2023, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2023, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding Master Limited Partnerships, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Core Fixed Income Fund had options/swaption contracts as of May 31, 2023, as disclosed in the Funds’ Schedules of Investments or Consolidated Schedules of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2023, if applicable.

Securities Sold Short—To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered Derivative Transactions under the Rule. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of May 31, 2023, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection

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with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of May 31, 2023, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its delayed delivery transactions, which are considered Derivative Transactions under the Rule. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding delayed delivery transactions as of May 31, 2023, if applicable.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the

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holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at May 31, 2023. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs and CLOs may charge management fees and administrative expenses.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds; declared and paid at least annually for the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Limited Duration Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications

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including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Restricted Securities — The Funds may invest in private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. Please refer to the Schedule of Investments for Funds that held Restricted Securities.

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap

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May 31, 2023

less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements ("ISDA Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

Core Fixed Income Fund Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$—	$352,793,000	$—	$352,793,000
Greater than 100	—	—	—	—	—	—
Total	$—	$—	$—	$352,793,000	$—	$352,793,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Multi-Asset Real Return Fund Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-400	$—	$—	$—	$—	$—	$—
Greater than 400	—	—	—	—	1,635,311	1,635,311
Total	$—	$—	$—	$—	$1,635,311	$1,635,311

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments located on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as of May 31, 2023 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Large Cap Fund
Equity contracts	Unrealized appreciation on futures contracts	$100	*	Unrealized depreciation on futures contracts	$5	*
Total derivatives not accounted for as hedging instruments		$100			$5

SEI Institutional Investments Trust

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Large Cap Disciplined Equity Fund
Equity contracts	Unrealized appreciation on futures contracts	$143	*	Unrealized depreciation on futures contracts	$—	*
	Unrealized appreciation on swap contracts	3,112	†	Unrealized depreciation on swap contracts	—	†
Total derivatives not accounted for as hedging instruments		$3,255			$—

Large Cap Index Fund
Equity contracts	Unrealized appreciation on futures contracts	$272	*	Unrealized depreciation on futures contracts	$31	*
Total derivatives not accounted for as hedging instruments		$272			$31

S&P 500 Index Fund
Equity contracts	Unrealized appreciation on futures contracts	$1,997	*	Unrealized depreciation on futures contracts	$—	*
Total derivatives not accounted for as hedging instruments		$1,997			$—

Extended Market Index Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$249	*
Total derivatives not accounted for as hedging instruments		$—			$249

Small/Mid Cap Equity Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	^*	Unrealized depreciation on futures contracts	$—	*
Total derivatives not accounted for as hedging instruments		$—	^		$—

U.S. Equity Factor Allocation Fund
Equity contracts	Unrealized appreciation on futures contracts	$41	*	Unrealized depreciation on futures contracts	$—	*
Total derivatives not accounted for as hedging instruments		$41			$—

U.S. Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$71	*	Unrealized depreciation on futures contracts	$—
Total derivatives not accounted for as hedging instruments		$71			$—

Global Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$91	*	Unrealized depreciation on futures contracts	$45	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,629		Unrealized loss on forward foreign currency contracts	57
Total derivatives not accounted for as hedging instruments		$3,720			$102

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	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
World Equity Ex-US Fund
Equity contracts	Unrealized appreciation on futures contracts	$150	*	Unrealized depreciation on futures contracts	$2,216	*
	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	916	†
Total derivatives not accounted for as hedging instruments		$ 150			$ 3,132

Screened World Equity Ex-US Fund
Equity contracts	Unrealized appreciation on futures contracts	$ —	*	Unrealized depreciation on futures contracts	$ 19
	Unrealized appreciation on swap contracts	88	†	Unrealized depreciation on swap contracts	—	†
Total derivatives not accounted for as hedging instruments		$ 88			$ 19

World Select Equity Fund
Equity contracts	Unrealized appreciation on futures contracts	$1,034	*	Unrealized depreciation on futures contracts	$1,033	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	568		Unrealized loss on forward foreign currency contracts	590
	Investments, at value**	17		Options and swaptions written, at value	—
Total derivatives not accounted for as hedging instruments		$1,619			$1,623

Emerging Markets Equity Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$434	*
Total derivatives not accounted for as hedging instruments		$—			$434

Opportunistic Income Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$9	*	Unrealized depreciation on futures contracts	$3	*
Total derivatives not accounted for as hedging instruments		$9			$3

Core Fixed Income Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$4,695	*	Unrealized depreciation on futures contracts	$4,710	*
	Unrealized appreciation on swap contracts	17,438	†	Unrealized depreciation on swap contracts	161	†
	Investments, at value**	686		Options and swaptions written, at value	1,637
Credit contracts	Unrealized appreciation on swap contracts	1,298	†	Unrealized depreciation on swap contracts	—	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	61		Unrealized loss on forward foreign currency contracts	145
Total derivatives not accounted for as hedging instruments		$24,178			$6,653

SEI Institutional Investments Trust

	Asset Derivatives				Liability Derivatives
	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value			Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Long Duration Fund
Interest rate contracts	Unrealized appreciation on swaps contracts		$41	†	Unrealized depreciation on swap contracts	$—	†
	Unrealized appreciation on future contracts		578	*	Unrealized depreciation on future contracts	321	*
Total derivatives not accounted for as hedging instruments			$619			$321

Long Duration Credit Fund
Interest rate contracts	Unrealized appreciation on swaps contracts		$64	†	Unrealized depreciation on swap contracts	$—	†
	Unrealized appreciation on future contracts		665	*	Unrealized depreciation on future contracts	682	*
Total derivatives not accounted for as hedging instruments			$729			$682

Ultra Short Duration Bond Fund
Equity contracts	Unrealized appreciation on futures contracts		$ —	*	Unrealized depreciation on futures contracts	$ 4	*
Total derivatives not accounted for as hedging instruments			$ —	*		$ 4	*

Emerging Markets Debt Fund
Interest rate contracts	Unrealized appreciation on swaps contracts		$2,277	†	Unrealized depreciation on swap contracts	$4,136	†
	Unrealized appreciation on future contracts		161	*	Unrealized depreciation on future contracts	1,789	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts		24,474		Unrealized loss on forward foreign currency contracts	21,813
Credit contracts	Unrealized appreciation on swap contracts		—	†	Unrealized depreciation on swap contracts	32	†
Total derivatives not accounted for as hedging instruments			$26,912			$27,770

Limited Duration Bond Fund
Interest rate contracts	Unrealized appreciation on future contracts		$82	*	Unrealized depreciation on future contracts	$421	*
Total derivatives not accounted for as hedging instruments			$82			$421

Intermediate Duration Credit Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$	$—	*	Unrealized depreciation on futures contracts	$$520	*
Total derivatives not accounted for as hedging instruments		$	$ —			$$520

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	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Dynamic Asset Allocation Fund
Interest rate contracts	Unrealized appreciation on swaps contracts	$163	†	Unrealized depreciation on swap contracts	$1,547	†
Commodity contracts	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	8,260	†
Equity contracts	Unrealized appreciation on futures contracts	7,247	*	Unrealized depreciation on futures contracts	—	*
Foreign exchange contracts	Investments, at value**	434		Options and swaptions written, at value	—
Total derivatives not accounted for as hedging instruments		$7,844			$9,807

Multi-Asset Real Return Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$27	*	Unrealized depreciation on futures contracts	$325	*
	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	1,209	†
Equity contracts	Unrealized appreciation on futures contracts	—	*	Unrealized depreciation on futures contracts	1,981	*
Credit contracts	Unrealized appreciation on swaps contracts	—	†	Unrealized depreciation on swaps contracts	581	†
Commodity contracts	Unrealized appreciation on futures contracts	1,917	*	Unrealized depreciation on futures contracts	10,766	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	70		Unrealized loss on forward foreign currency contracts	—
Total derivatives not accounted for as hedging instruments		$2,014			$14,862

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

**	Includes purchased options and/or swaptions.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

^	Balance less than $500.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2023.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Large Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		424		—		—		424
Total		$—		$—		$424		$—		$—		$424

Large Cap Disciplined Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		315		—		7,806		8,121
Total		$—		$—		$315		$—		$7,806		$8,121

Large Cap Index Fund	$		$		$		$		$		$
Equity contracts		—		—		(405)		—		—		(405)
Total		$—		$—		$(405)		$—		$—		$(405)

S&P 500 Index Fund	$		$		$		$		$		$
Equity contracts		—		—		(3,153)		—		—		(3,153)
Total		$—		$—		$(3,153)		$—		$—		$(3,153)

SEI Institutional Investments Trust

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Extended Market Index Fund	$		$		$		$		$		$
Equity contracts		—		—		87		—		—		87
Total		$—		$—		$87		$—		$—		$87

Small Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		(362)		—		—		(362)
Total		$—		$—		$(362)		$—		$—		$(362)

Small Cap II Fund	$		$		$		$		$		$
Equity contracts		—		—		287		—		—		287
Total		$—		$—		$287		$—		$—		$287

Small/Mid Cap Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		994		—		—		994
Total		$—		$—		$994		$—		$—		$994

U.S. Equity Factor Allocation Fund	$		$		$		$		$		$
Equity contracts		—		—		871		—		—		871
Total		$—		$—		$871		$—		$—		$871

U.S. Managed Volatility Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		(1)		—		(1)
Equity contracts		—		—		(607)		—		—		(607)
Total		$—		$—		$(607)		$(1)		$—		$(608)

Global Managed Volatility Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		19,112		—		19,112
Equity contracts		—		—		853		—		—		853
Total		$—		$—		$853		$19,112		$—		$19,965

World Equity Ex-US Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		10,553		—		10,553
Equity contracts		—		—		3,306		—		(3,978)		(672)
Total		$—		$—		$3,306		$10,553		$(3,978)		$9,881

Screened World Equity Ex-US Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		(14)		—		(14)
Equity contracts		—		—		324		—		(174)		150
Total		$—		$—		$324		$(14)		$(174)		$136

World Select Equity Fund	$		$		$		$		$		$
Foreign exchange contracts		(117)		—		—		1,426		—		1,309
Equity contracts		—		—		(3,559)		—		—		(3,559)
Total		$(117)		$—		$(3,559)		$1,426		$—		$(2,250)

Emerging Markets Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		(2,144)		—		—		(2,144)
Total		$—		$—		$(2,144)		$—		$—		$(2,144)

Opportunistic Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		1,029		—		—		1,029
Total		$—		$—		$1,029		$—		$—		$1,029

Core Fixed Income Fund	$		$		$		$		$		$
Interest rate contracts		(13,560)		20,656		(49,882)		—		16,881		(25,905)
Foreign exchange contracts		(151)		—		—		(909)		—		(1,060)
Credit contracts		—		—		—		—		4,446		4,446
Total		$(13,711)		$20,656		$(49,882)		$(909)		$21,327		$(22,519)

High Yield Bond Fund	$		$		$		$		$		$
Credit contracts		—		—		—		—		(88)		(88)
Total		$—		$—		$—		$—		$(88)		$(88)

Long Duration Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(3,948)		—		(868)		(4,816)
Total		$—		$—		$(3,948)		$—		$(868)		$(4,816)

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Long Duration Credit Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(3,883)		—		(1,363)		(5,246)
Total		$—		$—		$(3,883)		$—		$(1,363)		$(5,246)

Ultra Short Duration Bond Fund	$		$		$		$		$		$
Interest rate contracts		—		—		345		—		—		345
Total		$—		$—		$345		$—		$—		$345

Emerging Markets Debt Fund	$		$		$		$		$		$
Interest rate contracts		—		—		2,578		—		(10,425)		(7,847)
Foreign exchange contracts		—		—		—		2,905		—		2,905
Credit contracts		—		—		—		—		(2,222)		(2,222)
Total		$—		$—		$2,578		$2,905		$(12,647)		$(7,164)

Limited Duration Bond Fund	$		$		$		$		$		$
Interest rate contracts		—		—		1,825		—		—		1,825
Total		$—		$—		$1,825		$—		$—		$1,825

Intermediate Duration Credit Fund	$		$		$		$		$		$
Interest rate contracts		—		—		1,781		—		—		1,781
Total		$—		$—		$1,781		$—		$—		$1,781

Dynamic Asset Allocation Fund	$		$		$		$		$		$
Interest rate contracts		—		—		—		—		(9,005)		(9,005)
Equity contracts		—		—		(15,271)		—		—		(15,271)
Commodity contracts		—		—		—		—		(21,401)		(21,401)
Total		$—		$—		$(15,271)		$—		$(30,406)		$(45,677)

Multi-Asset Real Return Fund	$		$		$		$		$		$
Interest rate contracts		—		—		1,714		—		9,547		11,261
Foreign exchange contracts		—		—		—		(109)		—		(109)
Credit contracts		—		—		—		—		126		126
Equity contracts		—		—		1,699		—		—		1,699
Commodity contracts		(3,116)		2,261		(18,949)		—		(6,481)		(26,285)
Total		$(3,116)		$2,261		$(15,536)		$(109)		$3,192		$(13,308)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Large Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		(149)		—		—		(149)
Total		$—		$—		$(149)		$—		$–		$(149)

Large Cap Disciplined Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		508		—		2,882		3,390
Total		$—		$—		$508		$—		$2,882		$3,390

Large Cap Index Fund	$		$		$		$		$		$
Equity contracts		—		—		361		—		—		361
Total		$—		$—		$361		$—		$–		$361

S&P 500 Index Fund	$		$		$		$		$		$
Equity contracts		—		—		2,958		—		—		2,958
Total		$—		$—		$2,958		$—		$–		$2,958

Extended Market Index Fund	$		$		$		$		$		$
Equity contracts		—		—		155		—		—		155
Total		$—		$—		$155		$—		$–		$155

Small Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		23		—		—		23
Total		$—		$—		$23		$—		$–		$23

SEI Institutional Investments Trust

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Small Cap II Fund	$		$		$		$		$		$
Equity contracts		—		—		(115)		—		—		(115)
Total		$—		$—		$(115)		$—		$–		$(115)

U.S. Equity Factor Allocation Fund	$		$		$		$		$		$
Equity contracts		—		—		(2,125)		—		—		(2,125)
Total		$—		$—		$(2,125)		$—		$–		$(2,125)

U.S. Managed Volatility Fund	$		$		$		$		$		$
Equity contracts		—		—		186		—		—		186
Total		$—		$—		$186		$—		$–		$186

Global Managed Volatility Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		5,050		—		5,050
Equity contracts		—		—		(302)		—		—		(302)
Total		$—		$—		$(302)		$5,050		$–		$4,748

World Equity Ex-US Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		5,164		—		5,164
Equity contracts		—		—		(4,555)		—		(916)		(5,471)
Total		$—		$—		$(4,555)		$5,164		$(916)		$(307)

Screened World Equity Ex-US Fund	$		$		$		$		$		$
Equity contracts		—		—		(163)		—		88		(75)
Total		$—		$—		$(163)		$—		$88		$(75)

World Select Equity Fund	$		$		$		$		$		$
Foreign exchange contracts		13		—		—		(390)		—		(377)
Equity contracts		—		—		1,746		—		—		1,746
Total		$13		$—		$1,746		$(390)		$–		$1,369

Emerging Markets Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		(511)		—		—		(511)
Total		$—		$—		$(511)		$—		$–		$(511)

Opportunistic Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(37)		—		—		(37)
Total		$—		$—		$(37)		$—		$–		$(37)

Core Fixed Income Fund	$		$		$		$		$		$
Interest rate contracts		879		506		2,124		—		(7,909)		(4,400)
Foreign exchange contracts		—		—		—		142		—		142
Credit contracts		—		—		—		—		2,131		2,131
Total		$879		$506		$2,124		$142		$(5,778)		$(2,127)

Long Duration Fund	$		$		$		$		$		$
Interest rate contracts		—		—		220		—		551		771
Total		$—		$—		$220		$—		$551		$771

Long Duration Credit Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(502)		—		865		363
Total		$—		$—		$(502)		$—		$865		$363

Ultra Short Duration Bond Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(28)		—		—		(28)
Total		$—		$—		$(28)		$—		$–		$(28)

Emerging Markets Debt Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(4,996)		—		5,998		1,002
Foreign exchange contracts		—		—		—		2,488		—		2,488
Credit contracts		—		—		—		—		(32)		(32)
Total		$—		$—		$(4,996)		$2,488		$5,966		$3,458

Limited Duration Bond Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(749)		—		—		(749)
Total		$—		$—		$(749)		$—		$–		$(749)

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Intermediate Duration Credit Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(563)		—		—		(563)
Total		$—		$—		$(563)		$—		$–		$(563)

Dynamic Asset Allocation Fund	$		$		$		$		$		$
Interest rate contracts		—		—		—		—		(8,146)		(8,146)
Foreign exchange contracts		(1,647)		—		—		—		—		(1,647)
Equity contracts		—		—		11,028		—		—		11,028
Commodity contracts		—		—		—		—		(5,957)		(5,957)
Total		$(1,647)		$—		$11,028		$—		$(14,103)		$(4,722)

Multi-Asset Real Return Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(374)		—		(6,005)		(6,379)
Foreign exchange contracts		—		—		—		103		—		103
Credit contracts		—		—		—		—		(443)		(443)
Equity contracts		—		—		(2,205)		—		—		(2,205)
Commodity contracts		(55)		(20)		(11,628)		—		219		(11,484)
Total		$(55)		$(20)		$(14,207)		$103		$(6,229)		$(20,408)

The following table discloses the average quarterly balances of the Funds' derivative activity during the year ended May 31, 2023 ($ Thousands):

	Large Cap Fund	Large Cap Disciplined Equity Fund	Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund
Futures Contracts:
Average Notional Balance Long	$10,210	$16,154	$6,457	$37,782	$7,940
Total Return Swaps
Average Notional Balance Long	–	89,441	–	–	–

	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund	U.S. Managed Volatility Fund
Futures Contracts:
Average Notional Balance Long	$71	$43,792	$9,364	$13,913

	Global Managed Volatility Fund	World Equity Ex-US Fund	Screened World Equity Ex-US Fund	World Select Equity Fund
Futures Contracts:
Average Notional Balance Long	$22,432	$102,291	$2,260	$32,278
Average Notional Balance Short	–	–	–	21,977
Forward Foreign Currency Contracts:
Average Notional Balance Long	732,916	193,293	–	225,152
Average Notional Balance Short	728,807	192,995	–	225,155
Total Return Swaps
Average Notional Balance Long	–	3,636	91	–
Average Notional Balance Short	–	–	–	–
Options/Swaptions:
Average Notional Balance Long†	–	–	–	1,000

SEI Institutional Investments Trust

	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund
Futures Contracts:
Average Notional Balance Long	$16,387	$–	$1,448,212
Average Notional Balance Short	–	16,831	632,311
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	19,935
Average Notional Balance Short	–	–	19,939
Credit Default Swaps:
Average Notional Balance Sell Protection	–	–	413,177
Interest Rate Swaps
Average Notional Balance	–	–	529,304
Options/Swaptions:
Average Notional Balance Long†	–	–	1,458
Average Notional Balance Short†	–	–	3,399

	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund	Emerging Markets Debt Fund
Futures Contracts:
Average Notional Balance Long	$80,589	$210,191	$–	$88,480
Average Notional Balance Short	41,032	76,575	6,062	36,876
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	–	1,547,537
Average Notional Balance Short	–	–	–	1,547,901
Credit Default Swaps:
Average Notional Balance Buy Protection	–	–	–	32,304
Interest Rate Swaps
Average Notional Balance	22,535	35,357	–	259,914

	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Futures Contracts:
Average Notional Balance Long	$65,337	$39,873	$201,722	$137,292
Average Notional Balance Short	57,899	46,671	–	87,866
Forward Foreign Currency Contracts:
Average Notional Balance Short	–	–	–	3,171
Credit Default Swaps:
Average Notional Balance Buy Protection	–	–	–	79,062
Average Notional Balance Sell Protection	–	–	–	43,782
Total Return Swaps
Average Notional Balance Long	–	–	198,669	4,125
Average Notional Balance Short	–	–	–	17,983
Interest Rate Swaps
Average Notional Balance	–	–	986,533	59,848
Options/Swaptions:
Average Notional Balance Long†	–	–	520	257
Average Notional Balance Short†	–	–	–	190

† Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. Refer to each Fund’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities for market value, variation margin, and collateral of exchange-traded or centrally cleared financial derivative instruments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received) pledged as of May 31, 2023 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Large Cap Disciplined Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America Merrill Lynch	$—	$—	$3,112	$3,112	$—	$—	$—	$—	$—	$3,112	$—	$3,112
Total Over the Counter	$—	$—	$3,112	$3,112	$—	$—	$—	$—	$—

SEI Institutional Investments Trust

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$1,166	$—	$—	$1,166	$—	$—	$—	$—	$—	$1,166	$—	$1,166
BNP Paribas	314	—	—	314	—	—	—	—	—	314	—	314
Brown Brothers Harriman	27	—	—	27	48	—	—	—	48	(21)	—	(21)
Standard Chartered	83	—	—	83	9	—	—	—	9	74	—	74
Westpac Banking	2,039	—	—	2,039	—	—	—	—	—	2,039	—	2,039
Total Over the Counter	$3,629	$—	$—	$3,629	$57	$—	$—	$—	$57

	Financial Derivative Assets				Financial Derivative Liabilities
World Equity Ex-US Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Morgan Stanley	$—	$—	$—	$—	$—	$—	$916	$—	$916	$(916)	$916	$—
Total Over the Counter	$—	$—	$—	$—	$—	$—	$916	$—	$916

	Financial Derivative Assets				Financial Derivative Liabilities
World Select Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$254	$—	$—	$254	$22	$—	$—	$—	$22	$232	$—	$232
BNP Paribas	8	—	—	8	21	—	—	—	21	(13)	—	(13)
Brown Brothers Harriman	10	—	—	10	9	—	—	—	9	1	—	1
Standard Chartered	10	—	—	10	149	—	—	—	149	(139)	—	(139)
Westpac Banking	286	—	—	286	389	—	—	—	389	(103)	—	(103)
Total Over the Counter	$568	$—	$—	$568	$590	$—	$—	$—	$590

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
BNP Paribas	$—	$—	$—	$—	$52	$—	$—	$—	$52	$(52)	$—	$(52)
Morgan Stanley	61	—	—	61	93	—	—	—	93	(32)	—	(32)
Total Over the Counter	$61	$—	$—	$61	$145	$—	$—	$—	$145

	Financial Derivative Assets				Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$3,718	$—	$—	$3,718	$1,663	$—	$—	$—	$1,663	$2,055	$—	$2,055
BNP Paribas	73	—	—	73	151	—	—	—	151	(78)	—	(78)
Citigroup	5,226	—	—	5,226	7,364	—	—	—	7,364	(2,138)	2,138	—
Deutsche Bank	6	—	—	6	5	—	—	—	5	1	—	1
Goldman Sachs	5,057	—	122	5,179	3,105	—	770	—	3,875	1, 304	—	1, 304
JPMorgan Chase Bank	5,666	—	—	5,666	4,580	—	207	—	4,787	879	—	879
Merrill Lynch	687	—	—	687	1,375	—	—	—	1,375	(688)	270	(418)
Midland Walwyn Capital Inc.	74	—	—	74	241	—	—	—	241	(167)	—	(167)
Morgan Stanley	765	—	—	765	853	—	—	—	853	(88)	88	—
SCB Securities	92	—	—	92	90	—	—	—	90	2	—	2
Standard Bank	3,110	—	—	3,110	2,381	—	—	—	2,381	729	—	729
State Street	—	—	—	—	5	—	—	—	5	(5)	—	(5)
Total Over the Counter	$24,474	$—	$122	$24,596	$21,813	$—	$977	$—	$22,790

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Goldman Sachs	$—	$—	$—	$—	$—	$—	$8,260	$—	$8,260	$ (8,260)	$—	$(8,260)
Total Over the Counter	$—	$—	$—	$—	$—	$—	$8,260	$—	$8,260

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Real Return Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$70	$—	$—	$70	$—	$—	$—	$—	$—	$70	$—	$70
Citibank	—	—	—	—	—	—	17	—	17	(17)	17	—
Credit Suisse	—	—	—	—	—	—	30	—	30	(30)	30	—
Deutsche Bank	—	—	—	—	—	—	24	—	24	(24)	24	—
Goldman Sachs	—	—	—	—	—	—	114	—	114	(114)	47	(67)
HSBC	—	—	—	—	—	—	—	152,298	152,298	(152,298)	123,233	(29,065)
Total Over the Counter	$70	$—	$—	$70	$—	$—	$185	$152,298	$152,483

(1) Excess collateral pledged is not shown for financial reporting purposes.

(2) Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at May 31, 2023 ($ Thousands)	% of Total Net Assets at May 31, 2023
DAA Commodity Strategy
Subsidiary, Ltd.	January 28, 2014	$248,950	14.17%

MARR Commodity Strategy
Subsidiary, Ltd.	June 27, 2013	$137,639	17.17%

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2023, the Administrator has voluntarily agreed to waive all of its fees. The Funds’ Administrator may discontinue all or part of these voluntary waivers at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of

SEI Institutional Investments Trust

these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.16%
Large Cap Disciplined Equity Fund	0.40	0.16
Large Cap Index Fund	0.05	0.01
S&P 500 Index Fund	0.03	0.01
Extended Market Index Fund	0.12	0.03
Small Cap Fund	0.65	0.42
Small Cap II Fund	0.65	0.41
Small/Mid Cap Equity Fund	0.65	0.39
U.S. Equity Factor Allocation Fund	0.25	0.00
U.S. Managed Volatility Fund	0.65	0.18
Global Managed Volatility Fund	0.65	0.23
World Equity Ex-US Fund	0.55	0.25
Screened World Equity Ex-US Fund	0.65	0.22
World Select Equity Fund	0.55	0.29
Emerging Markets Equity Fund(1)	1.05	0.52
Opportunistic Income Fund	0.45	0.21
Core Fixed Income Fund	0.30	0.10
High Yield Bond Fund	0.4875	0.26
Long Duration Fund	0.30	0.12
Long Duration Credit Fund	0.30	0.12
Ultra Short Duration Bond Fund	0.15	0.10
Emerging Markets Debt Fund	0.85	0.36
Real Return Fund	0.22	0.00
Limited Duration Bond Fund	0.25	0.09
Intermediate Duration Credit Fund	0.25	0.13
Dynamic Asset Allocation Fund	0.60	0.06
Multi-Asset Real Return Fund	0.55	0.19

(1) Effective September 30, 2022, SIMC, the Fund's investment adviser, has contractually agreed to waive or reduce its management fee for a period of one year as necessary to keep the management fee paid by the Fund during the fiscal year from exceeding 0.95%. The Board of Trustees agreed to not renew the waiver effective July 1, 2023.

As of May 31, 2023, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser

Large Cap Fund

Acadian Asset Management LLC

Copeland Capital Management, LLC

Cullen Capital Management LLC

Fred Alger Management, LLC

LSV Asset Management*

Mar Vista Investment Partners, LLC

Large Cap Disciplined Equity Fund

Acadian Asset Management LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Copeland Capital Management, LLC

Mackenzie Investments Corporation

Large Cap Index Fund

SSGA Funds Management, Inc.

S&P 500 Index Fund

SSGA Funds Management, Inc.

Extended Market Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Axiom Investors LLC

EAM Investors, LLC

Los Angeles Capital Management LLC

LSV Asset Management*

Martingale Asset Management, L.P.

Small Cap II Fund

ArrowMark Colorado Holdings, LLC

Copeland Capital Management, LLC

EAM Investors, LLC

Easterly Investment Partners LLC

Leeward Investments, LLC

Los Angeles Capital Management, LLC

Small/Mid Cap Equity Fund

ArrowMark Colorado Holdings, LLC

Axiom Investors LLC

Cardinal Capital Management, L.L.C.

Copeland Capital Management, LLC

Jackson Creek Investment Advisors LLC

LSV Asset Management*

U.S. Managed Volatility Fund

Allspring Global Investments, LLC

LSV Asset Management*

Global Managed Volatility Fund

Acadian Asset Management, LLC

Allspring Global Investments, LLC

LSV Asset Management*

World Equity Ex-US Fund

Acadian Asset Management LLC

Allspring Global Investments, LLC

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust

Jupiter Asset Management Ltd.

Lazard Asset Management LLC

Pzena Investment Management, LLC

Screened World Equity Ex-US Fund

Acadian Asset Management LLC

Allspring Global Investments, LLC

Lazard Asset Management LLC

World Select Equity Fund

AS Trigon Asset Management

LSV Asset Management*

Mackenzie Investments Corporation

Metropole Gestion SA

Poplar Forest Capital LLC

Rhicon Currency Management Pte Ltd.

Sompo Asset Management Co., Ltd.

StonePine Asset Management, Inc.

Towle & Co.

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

Emerging Markets Equity Fund

Causeway Capital Management LLC

JOHCM (USA) Inc.

KBI Global Investors (North America) Ltd.

Robeco Institutional Asset Management US Inc.

RWC Asset Advisers (US) LLC

WCM Investment Management, LLC

Opportunistic Income Fund

Ares Capital Management II, LLC

Manulife Investment Management (US) LLC

Wellington Management Company, LLP

Core Fixed Income Fund

Allspring Global Investments, LLC

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Western Asset Management Company, LLC

Western Asset Management Company Limited

High Yield Bond Fund

Ares Capital Management II, LLC

Benefit Street Partners, LLC

Brigade Capital Management, LP

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Long Duration Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc.

Metropolitan West Asset Management, LLC

Long Duration Credit Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc.

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Ultra Short Duration Bond Fund

MetLife Investment Management, LLC

Wellington Management Company, LLP

Emerging Markets Debt Fund

Colchester Global Investors Limited

Marathon Asset Management, L.P.

Ninety One UK Limited

Neuberger Berman Investment Advisers, LLC

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC

Limited Duration Bond Fund

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Intermediate Duration Credit Fund

Income Research & Management

Legal & General Investment Management America, Inc.

MetLife Investment Management, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Asset Real Return Fund

AllianceBernstein L.P.

Columbia Management Investment Advisers, LLC

Credit Suisse Asset Management, LLC

Franklin Advisers, Inc.

* Affiliated

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity, Global Managed Volatility, U.S. Managed Volatility and World Select Equity Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2023, were as follows ($ Thousands):

Large Cap Fund	$175
Small Cap Fund	264
Small/Mid Cap Equity Fund	792
U.S. Managed Volatility Fund	1,028
Global Managed Volatility Fund	2,414
World Select Equity Fund	40

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations or Consolidated Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average

SEI Institutional Investments Trust

daily net assets for the year ended May 31, 2023, can be found on the Financial Highlights or Consolidated Financial Highlights.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust (“SDIT”) Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

A Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and during the year ended May 31, 2023, the Trust did not participate in the program.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund		S&P 500 Index Fund
	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022
Class A:
Shares Issued	3,169	3,138	19,785	15,165	771	1,471	21,321	33,234
Shares Issued in Lieu of Dividends and Distributions	6,188	10,749	7,268	38,788	1,336	840	21,700	16,738
Shares Redeemed	(7,272)	(21,269)	(33,032)	(40,793)	(2,246)	(2,908)	(63,817)	(85,629)
Total Increase (Decrease) in Shares Derived from Class A Transactions	2,085	(7,382)	(5,979)	13,160	(139)	(597)	(20,796)	(35,657)

	Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund
	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022
Class A:
Shares Issued	9,417	19,982	2,124	1,752	2,445	3,650	14,876	9,609
Shares Issued in Lieu of Dividends and Distributions	3,657	14,167	1,411	4,366	1,108	7,775	6,732	22,011
Shares Redeemed	(23,745)	(17,103)	(2,110)	(3,511)	(8,456)	(14,379)	(25,159)	(21,195)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(10,671)	17,046	1,425	2,607	(4,903)	(2,954)	(3,551)	10,425

	U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		World Equity Ex-US Fund
	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022
Class A:
Shares Issued	77,996	9,981	11,046	4,244	39,890	42,016	76,709	101,301
Shares Issued in Lieu of Dividends and Distributions	8,669	14,516	8,165	14,141	21,291	28,061	34,848	149,267
Shares Redeemed	(69,770)	(17,186)	(17,181)	(23,805)	(68,707)	(70,062)	(172,989)	(130,142)
Total Increase (Decrease) in Shares Derived from Class A Transactions	16,895	7,311	2,030	(5,420)	(7,526)	15	(61,432)	120,426

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

	Screened World Equity Ex-US Fund		World Select Equity Fund		Emerging Markets Equity Fund		Opportunistic Income Fund
	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022
Class A:
Shares Issued	920	4,287	419	1,451	18,111	25,093	12,894	11,391
Shares Issued in Lieu of Dividends and Distributions	589	1,224	2,253	1,965	5,805	17,324	3,431	2,503
Shares Redeemed	(1,641)	(531)	(2,416)	(8,960)	(32,000)	(28,498)	(32,807)	(50,735)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(132)	4,980	256	(5,544)	(8,084)	13,919	(16,482)	(36,841)

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund
	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022
Class A:
Shares Issued	85,936	161,123	26,919	34,122	15,213	12,517	153,275	79,641
Shares Issued in Lieu of Dividends and Distributions	28,944	16,919	29,195	18,486	4,405	6,018	15,418	21,805
Shares Redeemed	(192,050)	(140,762)	(71,000)	(93,132)	(27,311)	(68,948)	(104,356)	(193,458)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(77,170)	37,280	(14,886)	(40,524)	(7,693)	(50,413)	64,337	(92,012)

	Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund
	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022
Class A:
Shares Issued	13,389	15,065	28,807	46,325	8,200	5,545	82,462	61,280
Shares Issued in Lieu of Dividends and Distributions	1,055	561	4,411	9,241	1,730	1,879	4,939	2,258
Shares Redeemed	(33,736)	(34,432)	(53,154)	(51,541)	(5,444)	(10,191)	(40,524)	(48,366)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(19,292)	(18,806)	(19,936)	4,025	4,486	(2,767)	46,877	15,172

	Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022	6/1/2022 to 5/31/2023	6/1/2021 to 5/31/2022
Class A:
Shares Issued	166,371	94,960	24,171	11,866	31,268	24,105
Shares Issued in Lieu of Dividends and Distributions	15,064	14,633	11,479	13,144	11,568	9,057
Shares Redeemed	(82,312)	(105,424)	(29,322)	(21,276)	(21,157)	(28,649)
Total Increase in Shares Derived from Class A Transactions	99,123	4,169	6,328	3,734	21,679	4,513

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2023, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$625,354	$625,354
Sales	—	669,662	669,662
Large Cap Disciplined Equity Fund
Purchases	—	1,370,748	1,370,748
Sales	—	1,458,672	1,458,672
Large Cap Index Fund
Purchases	—	179,610	179,610
Sales	—	440,553	440,553
S&P 500 Index Fund
Purchases	—	274,380	274,380
Sales	—	992,259	992,259

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Extended Market Index Fund
Purchases	—	452,330	452,330
Sales	—	648,158	648,158
Small Cap Fund
Purchases	—	253,387	253,387
Sales	—	247,206	247,206
Small Cap II Fund
Purchases	—	300,621	300,621
Sales	—	359,637	359,637
Small/Mid Cap Equity Fund
Purchases	—	649,794	649,794
Sales	—	722,663	722,663
U.S. Equity Factor Allocation Fund
Purchases	—	774,305	774,305
Sales	—	644,254	644,254
U.S. Managed Volatility Fund
Purchases	—	456,936	456,936
Sales	—	512,636	512,636

SEI Institutional Investments Trust

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Global Managed Volatility Fund
Purchases	—	1,489,930	1,489,930
Sales	—	1,701,582	1,701,582
World Equity Ex-US Fund
Purchases	—	8,105,481	8,105,481
Sales	—	8,906,508	8,906,508
Screened World Equity Ex-US Fund
Purchases	—	124,766	124,766
Sales	—	127,836	127,836
World Select Equity Fund
Purchases	—	142,990	142,990
Sales	—	160,089	160,089
Emerging Markets Equity Fund
Purchases	—	592,745	592,745
Sales	—	681,137	681,137
Opportunistic Income Fund
Purchases	10,827	92,358	103,185
Sales	12,088	185,044	197,132
Core Fixed Income Fund
Purchases	23,527,100	2,165,396	25,692,496
Sales	23,912,224	2,464,600	26,376,824
High Yield Bond Fund
Purchases	1,572	698,581	700,153
Sales	—	913,860	913,860
Long Duration Fund
Purchases	551,596	122,333	673,929
Sales	572,493	152,573	725,066
Long Duration Credit Fund
Purchases	1,596,342	1,039,593	2,635,935
Sales	1,552,428	553,224	2,105,652
Ultra Short Duration Bond Fund
Purchases	33,549	91,546	125,095
Sales	54,346	209,789	264,135
Emerging Markets Debt Fund
Purchases	16,152	1,369,178	1,385,330
Sales	15,527	1,476,342	1,491,869
Real Return Fund
Purchases	147,212	—	147,212
Sales	119,549	—	119,549
Limited Duration Bond Fund
Purchases	3,749,332	597,731	4,347,063
Sales	3,312,790	583,467	3,896,257
Intermediate Duration Credit Fund
Purchases	3,521,632	2,045,629	5,567,261
Sales	3,410,650	1,413,007	4,823,657
Dynamic Asset Allocation Fund
Purchases	—	383,628	383,628
Sales	—	670,943	670,943
Multi-Asset Real Return Fund
Purchases	378,699	499,624	878,323
Sales	588,948	241,904	830,852

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify for or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October of 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The distribution requirement is consistent with the Funds’ policy. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement. As a conservative measure, the Funds will continue to follow their existing distribution policy.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, collateralized loan obligation basis adjustments, corporate action adjustments and certain foreign currency related transactions. The permanent differences that is charged or credited to Paid In Capital and Distributable Earnings are primarily related to partnership investment and has been

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NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

reclassified to/from the following accounts as of May 31, 2023:

	Distributable Earnings (Accumulated Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Extended Market Index Fund	$23	$(23)
High Yield Bond Fund	2	(2)

The tax character of dividends and distributions paid during the last two years or periods ended May 31, were as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund
2023	$14,010	$71,794	$—	$85,804
2022	63,662	119,386	—	183,048
Large Cap Disciplined Equity Fund
2023	24,660	41,628	—	66,288
2022	206,881	223,704	—	430,585
Large Cap Index Fund
2023	29,659	203,175	—	232,834
2022	54,737	146,626	—	201,363
S&P 500 Index Fund
2023	71,949	323,137	—	395,086
2022	142,829	250,579	—	393,408
Extended Market Index Fund
2023	17,382	35,909	—	53,291
2022	48,618	227,020	—	275,638
Small Cap Fund
2023	2,901	13,653	—	16,554
2022	30,387	34,202	—	64,589
Small Cap II Fund
2023	3,326	8,143	—	11,469
2022	44,584	47,873	—	92,457
Small/Mid Cap Equity Fund
2023	12,559	48,189	—	60,748
2022	89,648	158,245	—	247,893
U.S. Equity Factor Allocation Fund
2023	23,120	73,896	—	97,016
2022	93,071	111,026	—	204,097
U.S. Managed Volatility Fund
2023	21,199	76,327	—	97,526
2022	45,633	145,119	—	190,752
Global Managed Volatility Fund
2023	135,718	100,125	—	235,843
2022	137,300	216,391	—	353,691
World Equity Ex-US Fund
2023	203,931	173,898	—	377,829
2022	558,706	1,443,526	—	2,002,232
Screened World Equity Ex-US Fund
2023	4,024	4,454	—	8,478
2022	8,124	14,822	—	22,946
World Select Equity Fund
2023	9,257	13,269	—	22,526
2022	13,875	10,337	—	24,212

SEI Institutional Investments Trust

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Emerging Markets Equity Fund
2023	$25,486	$25,411	$—	$50,897
2022	35,006	157,154	—	192,160
Opportunistic Income Fund
2023	27,938	—	—	27,938
2022	20,910	—	—	20,910
Core Fixed Income Fund
2023	271,106	—	—	271,106
2022	179,337	—	—	179,337
High Yield Bond Fund
2023	223,479	—	—	223,479
2022	166,861	—	—	166,861
Long Duration Fund
2023	27,758	—	—	27,758
2022	35,410	15,247	—	50,657
Long Duration Credit Fund
2023	125,785	—	—	125,785
2022	130,871	107,804	—	238,675
Ultra Short Duration Bond Fund
2023	10,522	—	—	10,522
2022	5,654	—	—	5,654
Emerging Markets Debt Fund
2023	37,104	—	—	37,104
2022	93,762	—	—	93,762
Real Return Fund
2023	16,360	—	—	16,360
2022	20,036	—	—	20,036
Limited Duration Bond Fund
2023	47,742	—	—	47,742
2022	19,280	3,761	—	23,041
Intermediate Duration Credit Fund
2023	132,474	—	—	132,474
2022	123,298	28,243	—	151,541
Dynamic Asset Allocation Fund
2023	106,410	119,465	—	225,875
2022	147,428	195,344	—	342,772
Multi-Asset Real Return Fund
2023	96,101	—	—	96,101
2022	76,427	—	—	76,427

As of May 31, 2023, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$2,142	$25,309	$—	$—	$—	$151,252	$—	$178,703
Large Cap Disciplined Equity Fund	6,150	50	—	(22,783)	—	181,701	(5)	165,113
Large Cap Index Fund	3,314	56,796	—	—	—	1,207,882	(1)	1,267,991
S&P 500 Index Fund	10,512	185,011	—	—	—	2,374,748	(1)	2,570,270
Extended Market Index Fund	330	—	(6,420)	—	—	178,147	2	172,059
Small Cap Fund	368	—	(16,278)	—	—	6,552	1	(9,357)
Small Cap II Fund	419	451	—	—	—	19,397	(3)	20,264
Small/Mid Cap Equity Fund	6,531	—	(18,021)	(10,063)	—	53,827	(1)	32,273
U.S. Equity Factor Allocation Fund	2,750	—	—	(7,521)	—	124,407	(1)	119,635
U.S. Managed Volatility Fund	4,235	40,810	—	—	—	84,427	12	129,484

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NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Global Managed Volatility Fund	$15,956	$42,580	$—	$—	$—	$(6,738)	$(3)	$51,795
World Equity Ex-US Fund	130,759	—	(502,251)	—	—	240,137	(1)	(131,356)
Screened World Equity Ex-US Fund	753	—	(8,124)	—	—	1,051	(1)	(6,321)
World Select Equity Fund	1,839	—	(4,017)	—	—	15,990	4	13,816
Emerging Markets Equity Fund	13,634	—	(36,045)	—	—	(5,763)	(2)	(28,176)
Opportunistic Income Fund	13,903	—	(43,592)	—	—	(19,481)	1	(49,169)
Core Fixed Income Fund	24,294	—	(625,118)	(155,614)	—	(588,026)	(27,308)	(1,371,772)
High Yield Bond Fund	74,057	—	(291,279)	—	—	(391,671)	(15,477)	(624,370)
Long Duration Fund	534	—	(51,835)	(22,696)	—	(84,811)	(3,450)	(162,258)
Long Duration Credit Fund	10,428	—	(112,291)	(79,855)	—	(502,352)	(12,712)	(696,782)
Ultra Short Duration Bond Fund	1,316	—	(7,262)	(2,037)	—	(8,620)	(967)	(17,570)
Emerging Markets Debt Fund	64,501	—	(203,093)	(67,548)	—	(273,001)	(35,620)	(514,761)
Real Return Fund	2,614	—	(1,188)	(1,513)	—	(19,295)	2	(19,380)
Limited Duration Bond Fund	6,446	—	(38,443)	—	—	(47,593)	(7,639)	(87,229)
Intermediate Duration Credit Fund	82	—	(129,829)	(72,147)	—	(314,699)	(2,023)	(518,616)
Dynamic Asset Allocation Fund	5,293	146,296	—	—	—	821,551	(1)	973,139
Multi-Asset Real Return Fund	22,599	—	(67,300)	(21,276)	—	(133,728)	16	(199,689)

Post-October losses represent losses realized on investment transactions from November 1, 2022 through May 31, 2023 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. Other temporary differences are primarily consist of straddle loss deferrals and dividend payable.

During the year ended May 31, 2023, the funds had no utilization of capital loss carryforwards to offset capital gains.

The Funds have capital losses carried forward as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Extended Market Index Fund	6,420	–	6,420
Small Cap Fund	16,278	–	16,278
Small/Mid Cap Equity Fund	18,021	–	18,021
World Equity Ex-US Fund	387,602	114,649	502,251
Screened World Equity Ex-US Fund	8,124	–	8,124
World Select Equity Fund	4,017	–	4,017
Emerging Markets Equity Fund	33,654	2,391	36,045
Opportunistic Income Fund	799	42,793	43,592
Core Fixed Income Fund	350,313	274,805	625,118
High Yield Bond Fund	28,150	263,129	291,279
Long Duration Fund	22,591	29,244	51,835
Long Duration Credit Fund	45,281	67,010	112,291
Ultra Short Duration Bond Fund	2,790	4,472	7,262
Emerging Markets Debt Fund	133,981	69,112	203,093
Real Return Fund	1,188	–	1,188
Limited Duration Bond Fund	16,216	22,228	38,444
Intermediate Duration Credit Fund	58,412	71,417	129,829
Multi-Asset Real Return Fund	34,240	33,060	67,300

For Federal income tax purposes, the cost of investments owned at May 31, 2023, and the net realized gains or losses on investments sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2023, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$554,861	$186,679	$(35,427)	$151,252
Large Cap Disciplined Equity Fund	1,020,251	242,258	(60,557)	181,701
Large Cap Index Fund	453,198	1,257,365	(49,483)	1,207,882
S&P 500 Index Fund	2,006,185	2,540,986	(166,238)	2,374,748
Extended Market Index Fund	1,052,235	424,732	(246,585)	178,147
Small Cap Fund	208,730	30,942	(24,390)	6,552
Small Cap II Fund	234,243	45,783	(26,386)	19,397
Small/Mid Cap Equity Fund	734,746	133,547	(79,720)	53,827
U.S. Equity Factor Allocation Fund	894,752	184,801	(60,394)	124,407
U.S. Managed Volatility Fund	696,636	127,070	(42,643)	84,427
Global Managed Volatility Fund	2,134,971	166,438	(173,176)	(6,738)
World Equity Ex-US Fund	7,108,966	730,931	(490,794)	240,137

SEI Institutional Investments Trust

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Screened World Equity Ex-US Fund	$135,053	$12,768	$(11,717)	$1,051
World Select Equity Fund	204,696	37,857	(21,867)	15,990
Emerging Markets Equity Fund	949,994	123,132	(128,895)	(5,763)
Opportunistic Income Fund	571,194	1,547	(21,028)	(19,481)
Core Fixed Income Fund	8,660,352	45,070	(633,096)	(588,026)
High Yield Bond Fund	2,251,976	140,318	(531,989)	(391,671)
Long Duration Fund	669,789	4,327	(89,138)	(84,811)
Long Duration Credit Fund	3,474,814	7,058	(509,410)	(502,352)
Ultra Short Duration Bond Fund	342,967	126	(8,746)	(8,620)
Emerging Markets Debt Fund	1,946,928	32,239	(305,240)	(273,001)
Real Return Fund	331,379	—	(19,295)	(19,295)
Limited Duration Bond Fund	2,190,420	1,988	(49,581)	(47,593)
Intermediate Duration Credit Fund	4,437,830	15,169	(329,868)	(314,699)
Dynamic Asset Allocation Fund	572,370	931,919	(110,368)	821,551
Multi-Asset Real Return Fund	1,069,671	88,171	(221,899)	(133,728)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”.

American Depositary Receipts (ADRs) Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk—With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than

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NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or

SEI Institutional Investments Trust

by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Fund’s use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events,

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NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to “frontier market countries,” which are a subset of emerging market countries with even smaller national economies.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to those countries. These events will not necessarily affect the U.S. economy or similar issuer located in the U.S.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies

SEI Institutional Investments Trust

also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Funds’ use of derivatives may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Non-Diversified Risk — The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2023

its investments in those securities. However, the Funds intend to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, for classification as a regulated investment company.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Quantitative Investing Risk — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Redemption Risk — The Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the

SEI Institutional Investments Trust

Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Social Investment Criteria Risk — The Screened World Equity Ex-US Fund’s portfolio is subject to certain social investment criteria, including its anti-BDS approach. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund’s social investment criteria may affect the Fund’s exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities,

SEI Institutional Investments Trust

NOTES TO FINANCIAL STATEMENTS / NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Concluded)

May 31, 2023

respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, LP, and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2023 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Large Cap Fund	$259	$259	$–
Large Cap Index Fund	3,380	3,380	–
S&P 500 Index Fund	659	659	–
Extended Market Index Fund	33,901	33,901	–
Small Cap Fund	3,205	3,205	–
Small Cap II Fund	5,007	5,007	–
Small/Mid Cap Equity Fund	17,233	17,233	–
U.S. Managed Volatility Fund	4,631	4,631	–
Global Managed Volatility Fund	33,026	33,026	–
World Equity Ex-US Fund	107,463	107,463	–
Core Fixed Income Fund	15,307	15,307	–
Emerging Markets Debt Fund	1,190	1,190	–

(1) Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

12. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of May 31, 2023, SPTC held of record the following:

Fund	% Held
Large Cap Fund	54%
Large Cap Disciplined Equity Fund	59%
Large Cap Index Fund	60%
S&P 500 Index Fund	66%
Extended Market Index Fund	64%
Small Cap Fund	45%
Small Cap II Fund	49%
Small/Mid Cap Equity Fund	61%
U.S. Equity Factor Allocation Fund	71%
U.S. Managed Volatility Fund	46%
Global Managed Volatility Fund	66%
World Equity Ex-US Fund	63%
Screened World Equity Ex-US Fund	81%
World Select Equity Fund	100%
Emerging Markets Equity Fund	58%
Opportunistic Income Fund	81%
Core Fixed Income Fund	61%
High Yield Bond Fund	58%
Long Duration Fund	73%
Long Duration Credit Fund	65%
Ultra Short Duration Bond Fund	86%
Emerging Markets Debt Fund	60%
Real Return Fund	67%
Limited Duration Bond Fund	66%
Intermediate Duration Credit Fund	66%
Dynamic Asset Allocation Fund	68%
Multi-Asset Real Return Fund	67%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

SEI Institutional Investments Trust

13. REGULATORY MATTERS

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and ceased for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings of based on SOFR to serve as a fallback for non-U.S. contracts.

14. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2023.

SEI Institutional Investments Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund, Emerging Markets Equity Fund, Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), including the schedules of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities of the Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the “Funds”), including the consolidated schedules of investments, as of May 31, 2023, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the cash flows of the Multi-Asset Real Return Fund for the year then ended and the financial highlights and consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with the custodians, transfer agent, agent banks and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

July 27, 2023

SEI Institutional Investments Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran[4] One Freedom Valley Drive Oaks, PA 19456 83 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003). Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	96

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Investments Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	96

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	96

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	96

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	96

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	90

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Investments Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 43 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Donald Duncan One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2023

Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds since 2023. Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Investments Trust

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2023 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2022 through May 31, 2023).

The table on this page illustrates your fund’s costs in two ways:

●    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/22	Ending Account Value 5/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$988.90	0.18%	$0.89
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.03	0.18%	$0.91
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,011.40	0.17%	$0.85
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.08	0.17%	$0.86
Large Cap Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,029.10	0.06%	$0.30
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.63	0.06%	$0.30
S&P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,033.00	0.05%	$0.25
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.68	0.05%	$0.25

	Beginning Account Value 12/1/22	Ending Account Value 5/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Extended Market Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$972.90	0.06%	$0.30
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.63	0.06%	$0.30
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$913.40	0.44%	$2.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.74	0.44%	$2.22
Small Cap II Fund
Actual Fund Return
Class A Shares	$1,000.00	$931.00	0.43%	$2.07
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.79	0.43%	$2.17
Small/Mid Cap Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$923.90	0.41%	$1.97
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.89	0.41%	$2.07

SEI Institutional Investments Trust

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

May 31, 2023 (Unaudited)

	Beginning Account Value 12/1/22	Ending Account Value 5/31/23	Annualized Expense Ratios	Expenses Paid During Period *
U.S. Equity Factor Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$998.80	0.02%	$0.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.83	0.02%	$0.10
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$932.40	0.20%	$0.96
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01
Global Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$987.20	0.25%	$1.24
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.69	0.25%	$1.26
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,028.00	0.29%	$1.47
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.49	0.29%	$1.46
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,016.10	0.29%	$1.46
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.49	0.29%	$1.46
World Select Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,000.21	0.34%	$1.70
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.24	0.34%	$1.72
Emerging Markets Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,026.40	0.60%	$3.03
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.94	0.60%	$3.02
Opportunistic Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,042.60	0.25%	$1.27
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.69	0.25%	$1.26
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,025.10	0.12%	$0.61
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,027.60	0.28%	$1.42
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.54	0.28%	$1.41

	Beginning Account Value 12/1/22	Ending Account Value 5/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,022.90	0.14%	$0.71
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.23	0.14%	$0.71
Long Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,022.70	0.15%	$0.76
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Ultra Short Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,028.40	0.12%	$0.61
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,046.10	0.40%	$2.04
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.94	0.40%	$2.02
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,013.30	0.02%	$0.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.83	0.02%	$0.10
Limited Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,021.90	0.11%	$0.55
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.38	0.11%	$0.56
Intermediate Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,024.10	0.15%	$0.76
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,009.70	0.06%	$0.30
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.63	0.06%	$0.30
Multi-Asset Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$959.60	1.15%	$5.62
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.20	1.15%	$5.79

*	Expenses are equal to the Fund’s annualized expense ratio, including dividend expense, if applicable, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

SEI Institutional Investments Trust

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 20-22, 2023, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2022 calendar year. The SIMC Liquidity Risk Oversight Committee reported one liquidity event that occurred in January 2022 in connection with an extended market closure due to a Chinese holiday, which caused the SIIT Emerging Markets Equity Fund to exceed temporarily the 15% limit on illiquid securities. The SIIT Emerging Markets Equity Fund was under the 15% limitation on the sixth day, and there was no impact on the Fund’s ability to timely meet redemptions. There were no other reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee further noted that additional monitoring processes, including manual reviews of upcoming market closures, have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional Investments Trust

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve or renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve or renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance

SEI Institutional Investments Trust

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 20-22, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 20-22, 2022, September 6-8, 2022, December 5-7, 2022 and March 20-22, 2023. In each case, the Board’s approval or renewal was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the initial approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support the approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding certain amounts, as well as SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund to prevent total Fund operating expenses from exceeding specified caps, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact

SEI Institutional Investments Trust

that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported the approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Investments Trust

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a May 31, 2023 taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2023 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2023, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)
Large Cap Fund	83.67%	0.00%	16.33%	100.00%	78.07%
Large Cap Disciplined Equity Fund	62.80%	0.00%	37.20%	100.00%	58.71%
Large Cap Index Fund	87.26%	0.00%	12.74%	100.00%	90.49%
S&P 500 Index Fund	81.79%	0.00%	18.21%	100.00%	90.53%
Extended Market Index Fund	67.38%	0.00%	32.62%	100.00%	58.12%
Small Cap Fund	82.47%	0.00%	17.53%	100.00%	80.14%
Small Cap II Fund	71.00%	0.00%	29.00%	100.00%	100.00%
Small/Mid Cap Equity Fund	79.33%	0.00%	20.67%	100.00%	39.85%
U.S. Equity Factor Allocation Fund	76.17%	0.00%	23.83%	100.00%	69.32%
U.S. Managed Volatility Fund	78.26%	0.00%	21.74%	100.00%	93.00%
Global Managed Volatility Fund	42.45%	0.00%	57.55%	100.00%	25.34%
World Equity Ex-US Fund	42.90%	0.00%	57.10%	100.00%	0.00%
Screened World Equity Ex-US Fund	49.17%	0.00%	50.83%	100.00%	0.97%
World Select Equity Fund	58.90%	0.00%	41.10%	100.00%	29.99%
Emerging Markets Equity Fund	46.21%	0.00%	53.79%	100.00%	0.02%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	52.89%	0.00%	47.11%	100.00%	33.84%
Multi-Asset Real Return Fund	0.00%	0.00%	100.00%	100.00%	4.53%

SEI Institutional Investments Trust

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

Fund	(E) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(F) U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income Deduction(6)
Large Cap Fund	83.78%	0.00%	3.16%	100.00%	4.83%
Large Cap Disciplined Equity Fund	59.57%	0.00%	0.08%	0.00%	4.02%
Large Cap Index Fund	90.77%	0.00%	0.03%	100.00%	5.28%
S&P 500 Index Fund	94.41%	0.00%	0.07%	0.00%	4.51%
Extended Market Index Fund	61.98%	0.00%	0.07%	0.00%	20.13%
Small Cap Fund	83.29%	0.00%	0.04%	0.00%	10.51%
Small Cap II Fund	100.00%	0.00%	0.01%	0.00%	0.00%
Small/Mid Cap Equity Fund	41.32%	0.00%	0.01%	0.00%	12.60%
U.S. Equity Factor Allocation Fund	69.53%	0.00%	0.46%	100.00%	3.38%
U.S. Managed Volatility Fund	93.76%	0.00%	0.06%	100.00%	3.82%
Global Managed Volatility Fund	57.98%	0.00%	0.18%	0.00%	0.54%
World Equity Ex-US Fund	66.59%	0.00%	0.87%	0.00%	0.00%
Screened World Equity Ex-US Fund	79.25%	0.00%	1.48%	0.00%	0.00%
World Select Equity Fund	82.36%	0.00%	0.73%	0.00%	0.30%
Emerging Markets Equity Fund	62.94%	0.00%	0.61%	0.00%	0.00%
Opportunistic Income Fund	0.00%	0.00%	56.65%	0.00%	0.00%
Core Fixed Income Fund	0.00%	23.24%	91.26%	0.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	67.77%	0.00%	0.00%
Long Duration Fund	0.00%	0.00%	91.38%	0.00%	0.00%
Long Duration Credit Fund	0.00%	0.00%	88.22%	0.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	93.77%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	72.06%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	66.06%	0.00%	0.00%
Limited Duration Bond Fund	0.00%	0.00%	92.48%	0.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	90.29%	0.00%	0.00%
Dynamic Asset Allocation Fund	35.05%	0.00%	0.34%	100.00%	1.02%
Multi-Asset Real Return Fund	4.53%	18.39%	31.89%	0.00%	0.52%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended May 31, 2023, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
World Equity Ex-US Fund	$285,941,351	$27,511,742
Screened World Equity Ex-US Fund	4,785,871	580,049
Emerging Markets Equity Fund	34,129,427	4,089,760

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. With the exception of The Real Return Fund, shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Investments Trust

SEI Institutional Investments Trust / Annual Report / May 31, 2023

Robert A. Nesher, Chairman

Trustees

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Assistant Controller

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Donald Duncan

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-140 (5/23)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2023 and 2022 as follows:

		Fiscal Year 2023			Fiscal Year 2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$1,135,595	$0	N/A	$1,098,095	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$334,750	$0	$0	$331,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2023	Fiscal Year 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2023 and 2022 were $334,750 and $331,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a) The Schedules of Investments and Consolidated Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form.

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2023.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 8, 2023

By	/s/ Glenn Kurdziel
Glenn Kurdziel
Controller & CFO

Date: August 8, 2023